THE BEDFORD SHARES OF THE
MONEY MARKET PORTFOLIO

of

The RBB Fund, Inc.

Ticker: BDMXX

This prospectus gives vital information about this money market mutual fund, advised by BlackRock Advisors, LLC ("BALLC" or the "Adviser"), including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference.

Please note that the Money Market Portfolio:

■  is not a bank deposit;

■  is not federally insured;

■  is not an obligation of, or guaranteed or endorsed by The Bank of New York Mellon or any other bank;

■  is not an obligation of, or guaranteed or endorsed or otherwise supported by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency;

■  is not guaranteed to achieve its goals; and

■  may not be able to maintain a stable $1 share price and you may lose money.

THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

PROSPECTUS   December 31, 2012

A look at the goals, strategies, risks, expenses and financial history of the portfolio.

Details about the service providers.

Policies and instructions for opening, maintaining and closing an account in the portfolio.

Details on the distribution plan.

SUMMARY SECTION	1
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS AND RISKS	6
PORTFOLIO MANAGEMENT	7
Investment Adviser	7
Disclosure of Portfolio Holdings	7
SHAREHOLDER INFORMATION	8
Pricing Shares	8
Market Timing	8
Purchase of Shares	9
Redemption of Shares	11
Dividends and Distributions	13
Taxes	13
DISTRIBUTION ARRANGEMENTS	15
FINANCIAL HIGHLIGHTS	16
FOR MORE INFORMATION	Back Cover

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SUMMARY SECTION

Investment Goal

The Money Market Portfolio (the "Portfolio") of The RBB Fund, Inc. (the "Company") seeks to generate current income, to provide you with liquidity and to protect your investment.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Bedford Shares of the Portfolio.

Annual Portfolio Operating Expenses
(Expenses that you pay each year as a percentage of your investment)

Management Fees[1]	0.40%
Distribution and Service (12b-1) Fees	0.65%
Other Expenses	0.10%
Total Annual Portfolio Operating Expenses	1.15%
Less Fee Waivers and Expense Reimbursements	(0.25)%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.90%

1.  Management fees include investment advisory and administration fees. The Adviser has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit the Portfolio's Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expenses, Interest Expenses, Acquired Fund Fees and Expenses, Distribution and Service (12b-1) Fees and certain other Portfolio expenses) to 0.25%. Because Distribution and Service (12b-1) fees and certain other Portfolio expenses are excluded from the contractual limitation, net Total Annual Portfolio Operating Expenses are expected to exceed the contractual limitation. This contractual limitation is in effect through December 31, 2013 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. The Adviser may terminate this arrangement at any time after December 31, 2013.

Example:

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Bedford Shares	$92	$341	$609	$1,375

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Summary of Principal Investment Strategies

The Portfolio invests in a diversified investment portfolio of short term, high quality, U.S. dollar-denominated instruments, including government, bank, commercial and other obligations.

Specifically, the Portfolio may invest in:

•  U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks).

•  High quality commercial paper and other obligations issued or guaranteed (or otherwise supported) by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor's®, Prime-2 or higher by Moody's Investor's Service, Inc. or F-2 or higher by Fitch, Inc., as well as high quality corporate bonds rated AA (or Aa) or higher at the time of purchase by those rating agencies. These ratings must be provided by at least two rating agencies, or by the only rating agency providing a rating.

•  Unrated notes, paper and other instruments that are determined by the Adviser to be of comparable quality to the instruments described above.

•  Asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables).

•  Securities issued or guaranteed by the U.S. government or by its agencies or authorities.

•  Dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities.

•  Securities issued or guaranteed by state or local governmental bodies.

•  Repurchase agreements relating to the above instruments.

The Portfolio seeks to maintain a net asset value of $1.00 per share. At least 25% of the Portfolio's total assets will be invested in banking obligations.

Principal Risks

•  The value of money market investments tends to fall when current interest rates rise. Money market investments are generally less sensitive to interest rate changes than longer-term securities.

•  The Portfolio's investment securities may not earn as high a level of income as longer-term or lower quality securities, which generally have greater risk and more fluctuation in value.

•  The Portfolio's concentration of its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.

•  The obligations of foreign banks and other foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, political and economic instability, less stringent regulatory requirements and less market liquidity.

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•  Unrated notes, paper and other instruments may be subject to the risk that an issuer may default on its obligation to pay interest and repay principal.

•  The obligations issued or guaranteed by state or local governmental bodies may be issued by entities in the same state and may have interest which is paid from revenues of similar projects. As a result, changes in economic, business or political conditions relating to a particular state or types of projects may impact the Portfolio.

•  Treasury obligations differ only in their interest rates, maturities and time of issuance. These differences could result in fluctuations in the value of such securities depending upon the market. Obligations of U.S. government agencies and authorities are supported by varying degrees of credit. The U.S. government gives no assurances that it will provide financial support to its agencies and authorities if it is not obligated by law to do so. Default in these issuers could negatively impact the Portfolio.

•  In September 2008, the U.S. Treasury Department and the Federal Housing Finance Agency ("FHFA") announced that Fannie Mae and Freddie Mac would be placed in conservatorship under the FHFA. On June 16, 2010, FHFA ordered Fannie Mae's and Freddie Mac's stock de-listed from the New York Stock Exchange after the price of common stock in Fannie Mae fell below the New York Stock Exchange's minimum average closing price of $1 for more than 30 days. The long-term effect that this conservatorship will have on Fannie Mae and Freddie Mac's debt and equity and on securities guaranteed by Fannie Mae and Freddie Mac is remains unclear.

•  The Portfolio's investment in asset-backed securities may be negatively impacted by interest rate fluctuations or when an issuer pays principal on an obligation held by the Portfolio earlier or later than expected. These events may affect their value and the return on your investment.

•  The Portfolio could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.

•  The Portfolio may purchase variable and floating rate instruments. Like all debt instruments, their value is dependent on the credit paying ability of the issuer. If the issuer were unable to make interest payments or default, the value of the securities would decline. The absence of an active market for these securities could make it difficult to dispose of them if the issuer defaults.

Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. When you invest in the Portfolio you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Performance Information

The chart and table below illustrate the variability of the Portfolio's long-term performance for Bedford Shares. The information shows you how the Portfolio's performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Portfolio's performance would be reduced. Effective May 28, 2010, Rule 2a-7

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under the Investment Company Act of 1940 (the "1940 Act") was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on 1940 Act rules then in effect and is not an indication of future returns.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:	1.26%	(quarter ended September 30, 2006)
Worst Quarter:	0.00%	(quarter ended March 31, 2010)

Year-to-date total return for the nine months ended September 30, 2012:  0.02%

Average Annual Total Returns for the Years Ended December 31, 2011

The table below shows the Portfolio's average annual total returns for the past calendar year, the past five calendar years and the past ten calendar years. Past performance (before and after taxes) is not necessarily an indicator of how the Fund will perform in the future.

	1 Year	5 Years	10 Years
Money Market Portfolio	0.02%	1.38%	1.56%

Current Yield: The seven-day yield for the period ended December 31, 2011 for the Portfolio was 0.02%. You may call (800) 888-9723 to obtain the current seven-day yield of the Portfolio.

Management of the Fund

Investment Adviser
BlackRock Advisors, LLC

Purchase and Sale of Fund Shares

Minimum Initial Investment: $1,000
Minimum Additional Investment: $100

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You can only purchase and redeem Shares of the Portfolio on days the New York Stock Exchange ("NYSE") is open. Purchases of Bedford Shares may be effected through an account with your broker-dealer through procedures and requirements established by your broker. Shares of the Fund may also be purchased and redeemed directly through the Company by the means described below.

Regular Mail:	Overnight Mail:
The RBB Fund – Money Market Portfolio (Bedford Class) c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9841 Providence, RI 02940-8041	The RBB Fund – Money Market Portfolio (Bedford Class) c/o BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581

Purchase by Wire:

Before sending any wire, call BNY Mellon Investment Servicing (US) Inc. (the "Transfer Agent") at 1-800-888-9723 to confirm the current wire instructions for The RBB Fund – Money Market Portfolio (Bedford Class).

Redemption By Telephone:

If you selected the option on your account application, you may call the Portfolio's transfer agent at (800)-888-9723.

Redemption by Check:

If you are a direct investor or you do not have check writing privileges for your Account, the Company will provide to you forms of drafts ("checks") payable through The Bank of New York Mellon. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, your broker may establish a higher minimum. If you wish to use this check writing redemption procedure, you should complete specimen signature cards (available from BNY Mellon), and then forward such signature cards to BNY Mellon.

Taxes

The Portfolio intends to make distributions that will generally be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS AND RISKS

The Company's Board of Directors can change the investment goal of the Portfolio without shareholder approval. Shareholders will be given notice before any such change is made.

The Portfolio is required to comply with SEC requirements with respect to the liquidity of the Portfolio's investments. Specifically, the Portfolio will be required to hold at least 10% of its total assets in "daily liquid assets" and the Portfolio will be required to hold at least 30% of its total assets in "weekly liquid assets." Daily liquid assets include cash (including time deposits), U.S. Treasury securities and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day. Weekly liquid assets include cash (including time deposits), U.S. Treasury securities, agency discount notes with remaining maturities of 60 days or less and securities (including time deposits) that will mature or are subject to a demand feature that is exercisable and payable within five business days. In addition, the Portfolio's investments in illiquid securities will be limited to 5% of the Portfolio's total assets.

Under guidelines established by the Company's Board of Directors, the Portfolio will only purchase securities if such securities or their issuers have (or such securities are guaranteed or otherwise supported by entities which have) short-term debt ratings at the time of purchase in one of the two highest rating categories from at least two nationally recognized statistical ratings organizations ("NRSRO"), or one such rating if the security is rated by only one NRSRO. Securities that are unrated must be determined by the Adviser to be of comparable quality. Also, the Portfolio will be prohibited from (i) investing more than 3% of total assets in second-tier securities, (ii) investing more than 1/2 of 1% of total assets in second-tier securities issued by any single issuer, and (iii) acquiring second-tier securities with a remaining maturity of more than 45 days.

The dollar-weighted average maturity of all the investments of the Portfolio will be 60 days or less and the dollar-weighted average life of all of the investments of the Portfolio without regard to maturity shortening provisions applicable to variable and floating rate securities will be 120 days or less. Only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements) will be purchased.

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PORTFOLIO MANAGEMENT

Investment Adviser

BALLC, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BALLC, which has its principal offices at 100 Bellevue Parkway, Wilmington, Delaware 19809 has served as the Portfolio's investment adviser since June 30, 2011. Prior thereto, BlackRock Institutional Management Corporation ("BIMC"), an affiliate of BALLC, served as the Portfolio's investment adviser. BALLC is a wholly-owned indirect subsidiary of BlackRock, Inc. ("BlackRock"). BlackRock and its affiliates had approximately $3.673 trillion in assets under management as of September 30, 2012.

Pursuant to an investment advisory agreement with the Company, the Adviser is entitled to an advisory fee computed daily and payable monthly at the annual rate of up to 0.45% of the Portfolio's average daily net assets. The Adviser has contractually agreed to waive fees and/or reimburse expenses for the Portfolio such that Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding certain Portfolio expenses) do not exceed 0.25%. The following expenses are excluded from the contractual limitation: (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Portfolio as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Portfolio's investments; (iv) Distribution and Servicing (12b-1) Fees; and (v) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Portfolio's business, if any) of the Bedford Shares of the Portfolio. (Items (i), (ii), (iii), (iv) and (v) in the preceding sentence are referred to in this Prospectus as "Dividend Expenses, Interest Expenses, Acquired Fund Fees and Expenses, Distribution and Service (12b-1) Fees and certain other Portfolio expenses"). Because Distribution and Service (12b-1) fees and certain other Portfolio expenses are excluded from the contractual limitation, net Total Annual Portfolio Operating Expenses are expected to exceed the contractual limitation. This contractual limitation is in effect through December 31, 2013 and may not be terminated without the approval of the Company's Board of Directors. The Adviser may terminate this arrangement at any time after December 31, 2013. For the fiscal year ended August 31, 2012, the Portfolio paid advisory fees, after waivers, of 0.13% of the Portfolio's average daily net assets. Had fee waivers not been in place, the Adviser would have received 0.40% of the Portfolio's average daily net assets in investment advisory fees from the Portfolio.

In addition to the contractual limitation, BALLC has also voluntarily agreed to waive a portion of its fees and/or reimburse expenses to enable the Portfolio to maintain minimum levels of daily net asset investment income. BALLC may discontinue this waiver and/or reimbursement at any time without notice.

A discussion regarding the basis for the Company's Board of Directors approving the Portfolio's investment advisory agreement with BALLC is available in the Portfolio's annual report to shareholders dated August 31, 2012.

Disclosure of Portfolio Holdings

A description of the Company's policies and procedures with respect to the disclosure of the Portfolio's underlying investments is available in the SAI.

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SHAREHOLDER INFORMATION

Pricing Shares

BNY Mellon determines the Portfolio's NAV per share daily at 4:00 p.m., Eastern time, each day on which both the NYSE and the Federal Reserve Bank of Philadelphia (the "FRB") are open. These entities are generally open Monday through Friday, except national holidays. Currently, the only days on which the NYSE is open and the FRB is closed are Columbus Day and Veterans Day and the only day on which the NYSE is closed and the FRB is open is Good Friday. The Portfolio seeks to maintain a net asset value of $1.00 per share. The NAV is calculated by dividing the Portfolio's total assets, less its liabilities, by the number of shares outstanding. The Portfolio values its securities on the basis of the amortized cost method. This method values a Portfolio holding initially at its cost and then assumes a constant amortization to maturity of any discount or premium. The amortized cost method ignores any impact of changing interest rates.

During certain emergency closings of the NYSE, however, the Portfolio may open for business if it can maintain its operations. In this event, the Portfolio will determine its NAV as described above. To determine if the Portfolio is open for business on a day the NYSE is closed for an emergency, please contact us by calling the telephone number listed on the last page of this prospectus.

On any business day when the Securities Industry and Financial Markets Association ("SIFMA") recommends that the securities markets close early, the Portfolio reserves the right to close at or prior to the SIFMA recommended closing time. If the Portfolio does so, the Transfer Agent will process purchase orders and redemption requests received after the Portfolio's closing time on the next business day. In 2013, the SIFMA recommends a 2:00 p.m. close on March 28, May 24, November 29, December 24 and December 31.

Market Timing

In accordance with the policy adopted by the Company's Board of Directors, the Company discourages and does not accommodate market timing and other excessive trading practices. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Portfolio performance and result in dilution in the value of Portfolio Shares held by long-term shareholders. The Company and the Adviser reserve the right to (i) reject a purchase or exchange order, (ii) delay payment of immediate cash redemption proceeds for up to seven calendar days, (iii) revoke a shareholder's privilege to purchase Portfolio Shares (including exchanges), or (iv) limit the amount of any exchange involving the purchase of Portfolio Shares. An investor may receive notice that their purchase order or exchange has been rejected after the day the order is placed or after acceptance by a financial intermediary. It is currently expected that a shareholder would receive notice that its purchase order or exchange has been rejected within 48 hours after such purchase order or exchange has been received by the Company in good order. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise their right if, in the Company's (or the Adviser's) judgment, an investor has a history of excessive trading or if an investor's trading, in the judgment of the Company or the Adviser, has been or may be disruptive to the Portfolio. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Portfolio and its shareholders or would subordinate the interests of the Portfolio and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

If necessary, the Company may prohibit additional purchases of Portfolio shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers' trading activities in the Portfolio. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company's excessive trading policies, the Company may take certain actions, including terminating the relationship.

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Purchase of Shares

General. You may purchase Bedford Shares through an account maintained by your brokerage firm (the "Account") and you may also purchase Shares directly by mail or wire. The minimum initial investment is $1,000, and the minimum subsequent investment is $100. The Company in its sole discretion may accept or reject any order for purchases of Bedford Shares.

Purchases will be effected at the NAV next determined after BNY Mellon, the Company's Transfer Agent and administrative and accounting agent, has received a purchase order in good order and the Company's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two business days after the check is received. A "business day" is any day that both the NYSE and the FRB are open. On any business day, orders which are accompanied by Federal Funds and received by the Company by 4:00 p.m. Eastern time, and orders as to which payment has been converted into Federal Funds by 4:00 p.m. Eastern time, will be executed as of 4:00 p.m. Eastern time on that business day. Orders which are accompanied by Federal Funds and received by the Company after the close of regular trading on the NYSE, and orders as to which payment has been converted to Federal Funds after the close of regular trading on the NYSE on a business day will be processed as of 4:00 p.m. Eastern time on the following business day. The Company's officers are authorized to waive the minimum initial and subsequent investment requirements.

Purchases through an Account. Purchases of Bedford Shares may be effected through an Account with your broker through procedures and requirements established by your broker. In such event, beneficial ownership of Bedford Shares will be recorded by your broker and will be reflected in the Account statements provided to you by your broker. Your broker may impose minimum investment Account requirements. Even if your broker does not impose a sales charge for purchases of Bedford Shares, depending on the terms of your Account with your broker, the broker may charge to your Account fees for automatic investment and other services provided to your Account. Information concerning Account requirements, services and charges should be obtained from your broker, and you should read this prospectus in conjunction with any information received from your broker. Shares are held in the street name account of your broker and if you desire to transfer such shares to the street name account of another broker, you should contact your current broker.

A broker with whom you maintain an Account may offer you the ability to purchase Bedford Shares under an automatic purchase program (a "Purchase Program") established by a participating broker. If you participate in a Purchase Program, then you will have your "free-credit" cash balances in your Account automatically invested in Shares of the Bedford Class. The frequency of investments and the minimum investment requirement will be established by the broker and the Company. In addition, the broker may require a minimum amount of cash and/or securities to be deposited in your Account to participate in its Purchase Program. The description of the particular broker's Purchase Program should be read for details, and any inquiries concerning your Account under a Purchase Program should be directed to your broker.

If your broker makes special arrangements under which orders for Bedford Shares are received by BNY Mellon prior to 4:00 p.m. Eastern time, and your broker guarantees that payment for such Shares will be made in available Federal Funds to the Company's custodian prior to the close of regular trading on the NYSE on the same day, such purchase orders will be effective and Shares will be purchased at the offering price in effect as of 4:00 p.m. Eastern time on the date the purchase order is received by BNY Mellon. Otherwise, if the broker has not made such an arrangement, pricing of Shares will occur as described above under "General."

Direct Purchases. You may also make direct investments at any time in the Bedford Class through any broker-dealer (a "Dealer") that has entered into a dealer agreement with the Company's distributor, Foreside Funds Distributors, LLC, formerly known as BNY Mellon Distributors, Inc. (the "Distributor"). You may make an initial investment in the Bedford Class by mail by fully completing and signing an application obtained from a Dealer (the "Application"), and mailing it, together with a check payable to "The RBB Fund – Money Market Portfolio (Bedford Class)," to Bedford Money Market Portfolio, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9841, Providence, RI 02940-8041; for overnight

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delivery mail to The RBB Fund – Money Market Portfolio (Bedford Class), c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581. The Application will be returned to you unless it contains the name of the Dealer from whom you obtained it. Subsequent purchases may be made through a Dealer or by forwarding payment to the Company's transfer agent at the foregoing address.

Provided that your investment is at least $2,500, you may also purchase Shares by having your bank or Dealer wire Federal Funds to the Company's custodian, The Bank of New York Mellon ("BNY"). Your bank or Dealer may impose a charge for this service. The Company does not currently charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of your Federal Funds wire, for an initial investment, it is important that you follow these steps:

A.  Telephone the Company's transfer agent, BNY Mellon, toll-free at (800) 888-9723 and provide your name, address, telephone number, social security or tax identification number, the amount being wired, and by which bank or Dealer. BNY Mellon will then provide you with an account number. (If you have an existing account, you should also notify BNY Mellon prior to wiring funds.)

B.  Fully complete and sign the Application and mail it to the address shown thereon. BNY Mellon will not process initial purchases until it receives a fully completed and signed Application.

For subsequent investments, you should follow steps A and B above.

Good Order. A request to purchase Shares of the Portfolio is in good order if it includes the name of the Portfolio, the dollar amount or number of Shares to be purchased, and a completed Application (initial direct investment through a Dealer). Purchase requests not in good order may be rejected.

Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

Retirement Plans. Bedford Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs. A $15.00 custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact the Distributor or your broker. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with your tax advisor.

Purchases in Kind. In certain circumstances, Shares of the Portfolio may be purchased "in kind" (i.e. in exchange for securities, rather than cash). The securities rendered in connection with an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable in accordance with the Company's valuation procedures. Securities accepted by the Portfolio will be valued, as set forth in this Prospectus, as of the time of the next determination of net asset value after such acceptance. The Shares of the Portfolio that are issued to the investor in exchange for the securities will be determined as of the same time. All dividends, subscriptions, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Portfolio and must be delivered to the Portfolio by the investor upon receipt from the issuer. The Portfolio will not accept securities in exchange for its Shares unless such securities are, at the time of the exchange, eligible to be held by the Portfolio and

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satisfy such other conditions as may be imposed by the Adviser or the Company. Purchases in-kind may result in the recognition of gain or loss for federal income tax purposes on the securities transferred to the Portfolio.

Redemption of Shares

General. Redemption orders are effected at the NAV per share next determined after receipt of the order in good order by the Transfer Agent. The Portfolio generally calculates its NAV once daily at 4:00 p.m. Eastern time on each day on which both the NYSE and the FRB are open. You may redeem all or some of your Shares in accordance with one of the procedures described below.

Redemption of Shares in an Account. If you beneficially own Bedford Shares through an Account, you may redeem Bedford Shares in your Account in accordance with instructions and limitations pertaining to your Account by contacting your broker. If the redemption request is received by BNY Mellon by 4:00 p.m. Eastern time on any business day, the redemption will be effective as of 4:00 p.m. Eastern time on that day. Payment of the redemption proceeds will be made after 4:00 p.m. Eastern time on the day the redemption is effected, provided that the Company's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If all of your Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

Your brokerage firm may also redeem each day a sufficient number of Shares of the Bedford Class to cover debit balances created by transactions in your Account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit balance or charge.

Each brokerage firm reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.

Redemption of Shares Owned Directly. If you own Shares directly, you may redeem any number of Shares by sending a written request to The RBB Fund – Money Market Portfolio (Bedford Class) c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9841, Providence, RI 02940-8041; for overnight delivery mail to The RBB Fund – Money Market Portfolio (Bedford Class), c/o BNY Mellon Global Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581. It is recommended that such requests be sent by registered or certified mail if share certificates accompany the request. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, each signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion signature guarantee program recognized by the Securities Transfer Association. A medallion imprint or medallion stamp indicates that the financial institution is a member of a medallion signature guarantee program and is an acceptable signature guarantor. The three recognized medallion programs are Securities Transfer Agents Medallion Program ("STAMP"), Stock Exchanges Medallion Program ("SEMP") and New York Stock Exchange, Inc. Medallion Signature Program ("MSP"). Signature guarantees that are not part of these programs will not be accepted.

If you are a direct investor, you may redeem your Shares without charge by telephone if you have completed and returned an Application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, you must submit a Telephone Authorization Form to BNY Mellon. This form is available from BNY Mellon. Once this election has been made, you may simply contact BNY Mellon by telephone to request the redemption by calling (800) 888-9723. Neither the Company, the Distributor, the Portfolio, BNY Mellon nor any other Company agent will be liable for any loss, liability, cost or expense for following the procedures below or for following instructions communicated by telephone that they reasonably believe to be genuine.

The Company's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, and the account social security number, all of which must match the Company's records; (3) requiring the Company's service representative

11

to complete a telephone transaction form, listing all of the above caller identification information; (4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five business days of the call; and (6) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners or other industry professionals, additional documentation or information regarding the scope of authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by attorney-in-fact under power of attorney.

Proceeds of a telephone redemption request will be mailed by check to your registered address unless you have designated in your Application or Telephone Authorization Form that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to your bank account on the next day that a wire transfer can be effected. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. The Company may modify this redemption service at any time or charge a service fee upon prior notice to shareholders. A wire charge of $7.50 is assessed and charged to the shareholder.

Redemption by Check. If you are a direct investor or you do not have check writing privileges for your Account, the Company will provide to you forms of drafts ("checks") payable through BNY. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, your broker may establish a higher minimum. If you wish to use this check writing redemption procedure, you should complete specimen signature cards (available from BNY Mellon), and then forward such signature cards to BNY Mellon. BNY Mellon will then arrange for the checks to be honored by BNY. If you own Shares through an Account, you should contact your broker for signature cards. Investors with joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to BNY rules governing checks. An investor will be able to stop payment on a check redemption. The Company or BNY may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

When a check is presented to BNY for clearance, BNY, as your agent, will cause the Company to redeem a sufficient number of your full and fractional Shares to cover the amount of the check. Pursuant to rules under the 1940 Act, checks may not be presented for cash payment at the offices of BNY. This limitation does not affect checks used for the payment of bills or cash at other banks.

Additional Redemption Information. The Company ordinarily will make payment for all Shares redeemed within seven days after receipt by BNY Mellon of a redemption request in good order. Although the Company will redeem Shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. You should consider purchasing Shares using a certified or bank check or money order if you anticipate an immediate need for redemption proceeds. Redemption proceeds will ordinarily be paid within seven business days after a redemption request is received by the Transfer Agent in good order. The Portfolio may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the SEC.

The Company does not impose a charge when Shares are redeemed. The Company reserves the right to redeem any account in the Bedford Class involuntarily, on thirty days' notice, if such account falls below $500 and during such 30-day notice period the amount invested in such account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the SEC.

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If the Company's Board of Directors determines that it would be detrimental to the best interest of the remaining shareholders of the Portfolio to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Portfolio instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of investment securities so received in payment of redemptions. If a shareholder receives redemption proceeds in-kind, the shareholder will bear the market risk of the securities received in the redemption until their disposition and should expect to incur transaction costs upon the disposition of the securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that the Portfolio is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Portfolio.

In the event of a determination by the Company's Board of Directors pursuant to Rule 22e-3 under the 1940 Act (i.e. that a deviation between the Portfolio's amortized cost price per share and its current NAV per share using available market quotations may result in a material dilution or other unfair results to shareholders), the Portfolio may suspend redemptions and postpone payment of redemption proceeds in order to facilitate an orderly liquidation of the Portfolio.

The Portfolio may assert the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Portfolio for any loss sustained by reason of your failure to make full payment for shares of the Portfolio you previously purchased or subscribed for.

Good Order. A redemption request is considered to be in good order when all necessary information is provided and all required documents are properly completed, signed and delivered. Redemption requests not in good order may be delayed.

Dividends and Distributions

The Company will distribute substantially all of the net investment income and net realized capital gains, if any, of the Portfolio to shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Bedford Class unless a shareholder elects otherwise.

The net investment income (not including any net realized capital gains) earned by the Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record as of the determination of NAV made as of 4:00 p.m. (Eastern time) each day. Shares will begin accruing dividends on the day the purchase order for the Shares is effected and continue to accrue dividends through the day before such Shares are redeemed. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.

Taxes

Distributions from the Portfolio will generally be taxable to shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional Shares. The Portfolio contemplates declaring as dividends each year all or substantially all of its net taxable income. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Distributions from the Portfolio will generally be taxable to you in the taxable year in which they are paid, with one exception. Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Portfolio on December 31 of such year if such dividends are actually paid during January of the following year.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including distributions received from the Portfolio) of individuals, estates and trusts to the extent "modified gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount.

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The Portfolio will be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to backup withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Portfolio that he or she is not subject to backup withholding when required to do so or that he or she is an "exempt recipient." The current backup withholding rate is 28%.

Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of a regulated investment company such as the Portfolio, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Portfolio's net capital gains (the excess of net long-term capital gains over net short-term capital loss) and, for taxable years of the Portfolio beginning before January 1, 2014, dividends attributable to the Portfolio's interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Portfolio.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in the Portfolio is effectively connected with that trade or business, or a foreign individual investor is present in the United States for 183 days or more in a calendar year, then the foreign investor's income from the Portfolio will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

Beginning January 1, 2014, the Portfolio will be required to withhold 30% tax on certain payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Portfolio.

The foregoing is only a summary of certain U.S. tax considerations under the current law, which may be subject to change in the future. Shareholders may also be subject to state and local taxes on distributions. Except where otherwise noted, the summary assumes you are a U.S. citizen or resident or otherwise subject to U.S. federal income tax. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different United States Federal income tax treatment. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is contained in the SAI.

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DISTRIBUTION ARRANGEMENTS

Bedford Shares of the Portfolio are sold without a sales load on a continuous basis by the Distributor, whose principal business address is at 400 Berwyn Park, 899 Casset Road, Berwyn, PA 19312.

The Board of Directors of the Company approved a Distribution Agreement and adopted a separate Plan of Distribution for the Bedford Class (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Bedford Class a distribution fee, which is accrued daily and paid monthly, of up to 0.65% on an annualized basis of the average daily net assets of the Bedford Class. The actual amount of such compensation is agreed upon from time to time by the Company's Board of Directors and the Distributor. Under the Distribution Agreement, the Distributor has agreed to accept compensation for its services thereunder and under the Plan in the amount of 0.65% of the average daily net assets of the Bedford Class on an annualized basis in any year. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee. Effective March 13, 2009, the Distributor has agreed to voluntarily waive a portion of the Distribution and Service (12b-1) Fees to the extent necessary to maintain a minimum annualized net yield greater than 0.00%.

Under the Distribution Agreement and the Plan, the Distributor may reallocate an amount up to the full fee that it receives to financial institutions, including broker-dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of the Bedford Class serviced by such financial institutions. The Distributor may also reimburse broker-dealers for other expenses incurred in the promotion of the sale of Bedford Shares. The Distributor and/or broker-dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Bedford Class as well as for related direct mail, advertising and promotional expenses.

The Plan obligates the Company, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Bedford Class the fee agreed to under the Distribution Agreement. Payments under the Plan are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE PORTFOLIO'S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

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FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Bedford Share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Portfolio's financial statements audited by PricewaterhouseCoopers LLP ("PwC") for each of the two fiscal years in the period ended August 31, 2012, the Portfolio's independent registered public accounting firm, and by Deloitte & Touche LLP ("Deloitte & Touche") for each of the three fiscal years in the period ended August 31, 2010. This information should be read in conjunction with the Portfolio's financial statements which, together with PwC's report, are included in the Portfolio's annual report, which is available upon request (see back cover for ordering instructions).

Financial Highlights
(For a Bedford Share Outstanding Throughout Each Year)

Money Market Portfolio

	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009	For the Year Ended August 31, 2008
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	0.0003	0.0002	0.0003	0.0074	0.0307
Net gains (losses) on securities	— (b)	— (b)	— (b)	— (b)	— (b)
Total net income from investment operations	0.0003	0.0002	0.0003	0.0074	0.0307
Less dividends and distributions:
Dividends (from net investment income)	(0.0003)	(0.0002)	(0.0003)	(0.0074)	(0.0307)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	0.03%	0.02%	0.03%	0.74%	3.12%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$641,711	$721,145	$593,570	$545,194	$319,387
Ratios of expenses to average net assets (a)	0.25%	0.27%	0.31%	0.69%	0.90%
Ratios of net investment income to average net assets	0.02%	0.02%	0.02%	0.65%	2.94%

(a)  Without the waiver of advisory fees, distribution fees and/or reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Bedford Class of the Money Market Portfolio would have been 1.15%, 1.12%, 1.18%, 1.24% and 1.23% for the years ended August 31, 2012, 2011, 2010, 2009 and 2008 respectively.

(b)  Amount is less than $0.00005 per share.

16

THE BEDFORD SHARES OF THE
Money Market Portfolio
1-800-888-9723

FOR MORE INFORMATION:

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Bedford Shares of The RBB Money Market Portfolio is available free of charge upon request, including:

Annual/Semi-Annual Reports

These reports contain additional information about the Portfolio's investments, describe the Portfolio's performance and list its holdings.

Statement of Additional Information

An SAI, dated December 31, 2012, has been filed with the SEC. The SAI, which includes additional information about the Portfolio, and the Portfolio's annual and semi-annual reports are not available on the Adviser's website because copies may be obtained free of charge, by calling (800) 888-9723. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus (and is legally considered a part of this prospectus).

Shareholder Account Service Representatives

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 5 p.m. (Eastern time) Monday-Friday. Call: (800) 888-9723.

Purchases and Redemptions

Call your broker or (800) 888-9723.

Written Correspondence

Bedford Shares
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

Securities and Exchange Commission

You may view and copy information about the Company and the Portfolio, including the SAI, by visiting the SEC's Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain copies of Portfolio documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-1520. You may obtain information on the operation of the public reference room by calling the SEC at (202) 551-8090.

INVESTMENT COMPANY ACT FILE NO. 811-05518

Prospectus

Aston Money Market Fund

Bedford Shares of the Money Market Portfolio*

Ticker - BDMXX

December 31, 2012

A diversified, actively managed fund family with a process-driven approach to investing.

*  A money market portfolio of The RBB Fund, Inc. offered in connection with the Aston Funds

NOT FDIC INSURED. NO BANK GUARANTEE. MAY LOSE VALUE.

The Securities and Exchange Commission has not approved or disapproved these or any mutual fund's shares or determined if this prospectus is accurate or complete. Any representation to the contrary is a crime.

THE BEDFORD SHARES OF THE
MONEY MARKET PORTFOLIO

of

The RBB Fund, Inc.

Ticker: BDMXX

This prospectus gives vital information about this money market mutual fund, advised by BlackRock Advisors, LLC ("BALLC" or the "Adviser"), including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference.

Please note that the Money Market Portfolio:

■  is not a bank deposit;

■  is not federally insured;

■  is not an obligation of, or guaranteed or endorsed by The Bank of New York Mellon or any other bank;

■  is not an obligation of, or guaranteed or endorsed or otherwise supported by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency;

■  is not guaranteed to achieve its goals; and

■  may not be able to maintain a stable $1 share price and you may lose money.

THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

PROSPECTUS   December 31, 2012

A look at the goals, strategies, risks, expenses and financial history of the portfolio.

Details about the service providers.

Policies and instructions for opening, maintaining and closing an account in the portfolio.

Details on the distribution plan.

SUMMARY SECTION	1
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS AND RISKS	6
PORTFOLIO MANAGEMENT	7
Investment Adviser	7
Disclosure of Portfolio Holdings	7
SHAREHOLDER INFORMATION	8
Pricing Shares	8
Market Timing	8
Purchase of Shares	9
Redemption of Shares	11
Dividends and Distributions	13
Taxes	13
DISTRIBUTION ARRANGEMENTS	15
FINANCIAL HIGHLIGHTS	16
FOR MORE INFORMATION	Back Cover

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SUMMARY SECTION

Investment Goal

The Money Market Portfolio (the "Portfolio") of The RBB Fund, Inc. (the "Company") seeks to generate current income, to provide you with liquidity and to protect your investment.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Bedford Shares of the Portfolio.

Annual Portfolio Operating Expenses
(Expenses that you pay each year as a percentage of your investment)

Management Fees[1]	0.40%
Distribution and Service (12b-1) Fees	0.65%
Other Expenses	0.10%
Total Annual Portfolio Operating Expenses	1.15%
Less Fee Waivers and Expense Reimbursements	(0.25)%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.90%

1.  Management fees include investment advisory and administration fees. The Adviser has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit the Portfolio's Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expenses, Interest Expenses, Acquired Fund Fees and Expenses, Distribution and Service (12b-1) Fees and certain other Portfolio expenses) to 0.25%. Because Distribution and Service (12b-1) fees and certain other Portfolio expenses are excluded from the contractual limitation, net Total Annual Portfolio Operating Expenses are expected to exceed the contractual limitation. This contractual limitation is in effect through December 31, 2013 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. The Adviser may terminate this arrangement at any time after December 31, 2013.

Example:

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Bedford Shares	$92	$341	$609	$1,375

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Summary of Principal Investment Strategies

The Portfolio invests in a diversified investment portfolio of short term, high quality, U.S. dollar-denominated instruments, including government, bank, commercial and other obligations.

Specifically, the Portfolio may invest in:

•  U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks).

•  High quality commercial paper and other obligations issued or guaranteed (or otherwise supported) by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor's®, Prime-2 or higher by Moody's Investor's Service, Inc. or F-2 or higher by Fitch, Inc., as well as high quality corporate bonds rated AA (or Aa) or higher at the time of purchase by those rating agencies. These ratings must be provided by at least two rating agencies, or by the only rating agency providing a rating.

•  Unrated notes, paper and other instruments that are determined by the Adviser to be of comparable quality to the instruments described above.

•  Asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables).

•  Securities issued or guaranteed by the U.S. government or by its agencies or authorities.

•  Dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities.

•  Securities issued or guaranteed by state or local governmental bodies.

•  Repurchase agreements relating to the above instruments.

The Portfolio seeks to maintain a net asset value of $1.00 per share. At least 25% of the Portfolio's total assets will be invested in banking obligations.

Principal Risks

•  The value of money market investments tends to fall when current interest rates rise. Money market investments are generally less sensitive to interest rate changes than longer-term securities.

•  The Portfolio's investment securities may not earn as high a level of income as longer-term or lower quality securities, which generally have greater risk and more fluctuation in value.

•  The Portfolio's concentration of its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.

•  The obligations of foreign banks and other foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, political and economic instability, less stringent regulatory requirements and less market liquidity.

2

•  Unrated notes, paper and other instruments may be subject to the risk that an issuer may default on its obligation to pay interest and repay principal.

•  The obligations issued or guaranteed by state or local governmental bodies may be issued by entities in the same state and may have interest which is paid from revenues of similar projects. As a result, changes in economic, business or political conditions relating to a particular state or types of projects may impact the Portfolio.

•  Treasury obligations differ only in their interest rates, maturities and time of issuance. These differences could result in fluctuations in the value of such securities depending upon the market. Obligations of U.S. government agencies and authorities are supported by varying degrees of credit. The U.S. government gives no assurances that it will provide financial support to its agencies and authorities if it is not obligated by law to do so. Default in these issuers could negatively impact the Portfolio.

•  In September 2008, the U.S. Treasury Department and the Federal Housing Finance Agency ("FHFA") announced that Fannie Mae and Freddie Mac would be placed in conservatorship under the FHFA. On June 16, 2010, FHFA ordered Fannie Mae's and Freddie Mac's stock de-listed from the New York Stock Exchange after the price of common stock in Fannie Mae fell below the New York Stock Exchange's minimum average closing price of $1 for more than 30 days. The long-term effect that this conservatorship will have on Fannie Mae and Freddie Mac's debt and equity and on securities guaranteed by Fannie Mae and Freddie Mac is remains unclear.

•  The Portfolio's investment in asset-backed securities may be negatively impacted by interest rate fluctuations or when an issuer pays principal on an obligation held by the Portfolio earlier or later than expected. These events may affect their value and the return on your investment.

•  The Portfolio could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.

•  The Portfolio may purchase variable and floating rate instruments. Like all debt instruments, their value is dependent on the credit paying ability of the issuer. If the issuer were unable to make interest payments or default, the value of the securities would decline. The absence of an active market for these securities could make it difficult to dispose of them if the issuer defaults.

Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. When you invest in the Portfolio you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Performance Information

The chart and table below illustrate the variability of the Portfolio's long-term performance for Bedford Shares. The information shows you how the Portfolio's performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Portfolio's performance would be reduced. Effective May 28, 2010, Rule 2a-7

3

under the Investment Company Act of 1940 (the "1940 Act") was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on 1940 Act rules then in effect and is not an indication of future returns.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:	1.26%	(quarter ended September 30, 2006)
Worst Quarter:	0.00%	(quarter ended March 31, 2010)

Year-to-date total return for the nine months ended September 30, 2012:  0.02%

Average Annual Total Returns for the Years Ended December 31, 2011

The table below shows the Portfolio's average annual total returns for the past calendar year, the past five calendar years and the past ten calendar years. Past performance (before and after taxes) is not necessarily an indicator of how the Fund will perform in the future.

	1 Year	5 Years	10 Years
Money Market Portfolio	0.02%	1.38%	1.56%

Current Yield: The seven-day yield for the period ended December 31, 2011 for the Portfolio was 0.02%. You may call (800) 888-9723 to obtain the current seven-day yield of the Portfolio.

Management of the Fund

Investment Adviser
BlackRock Advisors, LLC

Purchase and Sale of Fund Shares

Minimum Initial Investment: $1,000
Minimum Additional Investment: $100

4

You can only purchase and redeem Shares of the Portfolio on days the New York Stock Exchange ("NYSE") is open. Purchases of Bedford Shares may be effected through an account with your broker-dealer through procedures and requirements established by your broker. Shares of the Fund may also be purchased and redeemed directly through the Company by the means described below.

Regular Mail:	Overnight Mail:
The RBB Fund – Money Market Portfolio (Bedford Class) c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9841 Providence, RI 02940-8041	The RBB Fund – Money Market Portfolio (Bedford Class) c/o BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581

Purchase by Wire:

Before sending any wire, call BNY Mellon Investment Servicing (US) Inc. (the "Transfer Agent") at 1-800-888-9723 to confirm the current wire instructions for The RBB Fund – Money Market Portfolio (Bedford Class).

Redemption By Telephone:

If you selected the option on your account application, you may call the Portfolio's transfer agent at (800)-888-9723.

Redemption by Check:

If you are a direct investor or you do not have check writing privileges for your Account, the Company will provide to you forms of drafts ("checks") payable through The Bank of New York Mellon. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, your broker may establish a higher minimum. If you wish to use this check writing redemption procedure, you should complete specimen signature cards (available from BNY Mellon), and then forward such signature cards to BNY Mellon.

Taxes

The Portfolio intends to make distributions that will generally be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS AND RISKS

The Company's Board of Directors can change the investment goal of the Portfolio without shareholder approval. Shareholders will be given notice before any such change is made.

The Portfolio is required to comply with SEC requirements with respect to the liquidity of the Portfolio's investments. Specifically, the Portfolio will be required to hold at least 10% of its total assets in "daily liquid assets" and the Portfolio will be required to hold at least 30% of its total assets in "weekly liquid assets." Daily liquid assets include cash (including time deposits), U.S. Treasury securities and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day. Weekly liquid assets include cash (including time deposits), U.S. Treasury securities, agency discount notes with remaining maturities of 60 days or less and securities (including time deposits) that will mature or are subject to a demand feature that is exercisable and payable within five business days. In addition, the Portfolio's investments in illiquid securities will be limited to 5% of the Portfolio's total assets.

Under guidelines established by the Company's Board of Directors, the Portfolio will only purchase securities if such securities or their issuers have (or such securities are guaranteed or otherwise supported by entities which have) short-term debt ratings at the time of purchase in one of the two highest rating categories from at least two nationally recognized statistical ratings organizations ("NRSRO"), or one such rating if the security is rated by only one NRSRO. Securities that are unrated must be determined by the Adviser to be of comparable quality. Also, the Portfolio will be prohibited from (i) investing more than 3% of total assets in second-tier securities, (ii) investing more than 1/2 of 1% of total assets in second-tier securities issued by any single issuer, and (iii) acquiring second-tier securities with a remaining maturity of more than 45 days.

The dollar-weighted average maturity of all the investments of the Portfolio will be 60 days or less and the dollar-weighted average life of all of the investments of the Portfolio without regard to maturity shortening provisions applicable to variable and floating rate securities will be 120 days or less. Only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements) will be purchased.

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PORTFOLIO MANAGEMENT

Investment Adviser

BALLC, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BALLC, which has its principal offices at 100 Bellevue Parkway, Wilmington, Delaware 19809 has served as the Portfolio's investment adviser since June 30, 2011. Prior thereto, BlackRock Institutional Management Corporation ("BIMC"), an affiliate of BALLC, served as the Portfolio's investment adviser. BALLC is a wholly-owned indirect subsidiary of BlackRock, Inc. ("BlackRock"). BlackRock and its affiliates had approximately $3.673 trillion in assets under management as of September 30, 2012.

Pursuant to an investment advisory agreement with the Company, the Adviser is entitled to an advisory fee computed daily and payable monthly at the annual rate of up to 0.45% of the Portfolio's average daily net assets. The Adviser has contractually agreed to waive fees and/or reimburse expenses for the Portfolio such that Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding certain Portfolio expenses) do not exceed 0.25%. The following expenses are excluded from the contractual limitation: (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Portfolio as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Portfolio's investments; (iv) Distribution and Servicing (12b-1) Fees; and (v) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Portfolio's business, if any) of the Bedford Shares of the Portfolio. (Items (i), (ii), (iii), (iv) and (v) in the preceding sentence are referred to in this Prospectus as "Dividend Expenses, Interest Expenses, Acquired Fund Fees and Expenses, Distribution and Service (12b-1) Fees and certain other Portfolio expenses"). Because Distribution and Service (12b-1) fees and certain other Portfolio expenses are excluded from the contractual limitation, net Total Annual Portfolio Operating Expenses are expected to exceed the contractual limitation. This contractual limitation is in effect through December 31, 2013 and may not be terminated without the approval of the Company's Board of Directors. The Adviser may terminate this arrangement at any time after December 31, 2013. For the fiscal year ended August 31, 2012, the Portfolio paid advisory fees, after waivers, of 0.13% of the Portfolio's average daily net assets. Had fee waivers not been in place, the Adviser would have received 0.40% of the Portfolio's average daily net assets in investment advisory fees from the Portfolio.

In addition to the contractual limitation, BALLC has also voluntarily agreed to waive a portion of its fees and/or reimburse expenses to enable the Portfolio to maintain minimum levels of daily net asset investment income. BALLC may discontinue this waiver and/or reimbursement at any time without notice.

A discussion regarding the basis for the Company's Board of Directors approving the Portfolio's investment advisory agreement with BALLC is available in the Portfolio's annual report to shareholders dated August 31, 2012.

Disclosure of Portfolio Holdings

A description of the Company's policies and procedures with respect to the disclosure of the Portfolio's underlying investments is available in the SAI.

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SHAREHOLDER INFORMATION

Pricing Shares

BNY Mellon determines the Portfolio's NAV per share daily at 4:00 p.m., Eastern time, each day on which both the NYSE and the Federal Reserve Bank of Philadelphia (the "FRB") are open. These entities are generally open Monday through Friday, except national holidays. Currently, the only days on which the NYSE is open and the FRB is closed are Columbus Day and Veterans Day and the only day on which the NYSE is closed and the FRB is open is Good Friday. The Portfolio seeks to maintain a net asset value of $1.00 per share. The NAV is calculated by dividing the Portfolio's total assets, less its liabilities, by the number of shares outstanding. The Portfolio values its securities on the basis of the amortized cost method. This method values a Portfolio holding initially at its cost and then assumes a constant amortization to maturity of any discount or premium. The amortized cost method ignores any impact of changing interest rates.

During certain emergency closings of the NYSE, however, the Portfolio may open for business if it can maintain its operations. In this event, the Portfolio will determine its NAV as described above. To determine if the Portfolio is open for business on a day the NYSE is closed for an emergency, please contact us by calling the telephone number listed on the last page of this prospectus.

On any business day when the Securities Industry and Financial Markets Association ("SIFMA") recommends that the securities markets close early, the Portfolio reserves the right to close at or prior to the SIFMA recommended closing time. If the Portfolio does so, the Transfer Agent will process purchase orders and redemption requests received after the Portfolio's closing time on the next business day. In 2013, the SIFMA recommends a 2:00 p.m. close on March 28, May 24, November 29, December 24 and December 31.

Market Timing

In accordance with the policy adopted by the Company's Board of Directors, the Company discourages and does not accommodate market timing and other excessive trading practices. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Portfolio performance and result in dilution in the value of Portfolio Shares held by long-term shareholders. The Company and the Adviser reserve the right to (i) reject a purchase or exchange order, (ii) delay payment of immediate cash redemption proceeds for up to seven calendar days, (iii) revoke a shareholder's privilege to purchase Portfolio Shares (including exchanges), or (iv) limit the amount of any exchange involving the purchase of Portfolio Shares. An investor may receive notice that their purchase order or exchange has been rejected after the day the order is placed or after acceptance by a financial intermediary. It is currently expected that a shareholder would receive notice that its purchase order or exchange has been rejected within 48 hours after such purchase order or exchange has been received by the Company in good order. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise their right if, in the Company's (or the Adviser's) judgment, an investor has a history of excessive trading or if an investor's trading, in the judgment of the Company or the Adviser, has been or may be disruptive to the Portfolio. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Portfolio and its shareholders or would subordinate the interests of the Portfolio and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

If necessary, the Company may prohibit additional purchases of Portfolio shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers' trading activities in the Portfolio. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company's excessive trading policies, the Company may take certain actions, including terminating the relationship.

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Purchase of Shares

General. You may purchase Bedford Shares through an account maintained by your brokerage firm (the "Account") and you may also purchase Shares directly by mail or wire. The minimum initial investment is $1,000, and the minimum subsequent investment is $100. The Company in its sole discretion may accept or reject any order for purchases of Bedford Shares.

Purchases will be effected at the NAV next determined after BNY Mellon, the Company's Transfer Agent and administrative and accounting agent, has received a purchase order in good order and the Company's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two business days after the check is received. A "business day" is any day that both the NYSE and the FRB are open. On any business day, orders which are accompanied by Federal Funds and received by the Company by 4:00 p.m. Eastern time, and orders as to which payment has been converted into Federal Funds by 4:00 p.m. Eastern time, will be executed as of 4:00 p.m. Eastern time on that business day. Orders which are accompanied by Federal Funds and received by the Company after the close of regular trading on the NYSE, and orders as to which payment has been converted to Federal Funds after the close of regular trading on the NYSE on a business day will be processed as of 4:00 p.m. Eastern time on the following business day. The Company's officers are authorized to waive the minimum initial and subsequent investment requirements.

Purchases through an Account. Purchases of Bedford Shares may be effected through an Account with your broker through procedures and requirements established by your broker. In such event, beneficial ownership of Bedford Shares will be recorded by your broker and will be reflected in the Account statements provided to you by your broker. Your broker may impose minimum investment Account requirements. Even if your broker does not impose a sales charge for purchases of Bedford Shares, depending on the terms of your Account with your broker, the broker may charge to your Account fees for automatic investment and other services provided to your Account. Information concerning Account requirements, services and charges should be obtained from your broker, and you should read this prospectus in conjunction with any information received from your broker. Shares are held in the street name account of your broker and if you desire to transfer such shares to the street name account of another broker, you should contact your current broker.

A broker with whom you maintain an Account may offer you the ability to purchase Bedford Shares under an automatic purchase program (a "Purchase Program") established by a participating broker. If you participate in a Purchase Program, then you will have your "free-credit" cash balances in your Account automatically invested in Shares of the Bedford Class. The frequency of investments and the minimum investment requirement will be established by the broker and the Company. In addition, the broker may require a minimum amount of cash and/or securities to be deposited in your Account to participate in its Purchase Program. The description of the particular broker's Purchase Program should be read for details, and any inquiries concerning your Account under a Purchase Program should be directed to your broker.

If your broker makes special arrangements under which orders for Bedford Shares are received by BNY Mellon prior to 4:00 p.m. Eastern time, and your broker guarantees that payment for such Shares will be made in available Federal Funds to the Company's custodian prior to the close of regular trading on the NYSE on the same day, such purchase orders will be effective and Shares will be purchased at the offering price in effect as of 4:00 p.m. Eastern time on the date the purchase order is received by BNY Mellon. Otherwise, if the broker has not made such an arrangement, pricing of Shares will occur as described above under "General."

Direct Purchases. You may also make direct investments at any time in the Bedford Class through any broker-dealer (a "Dealer") that has entered into a dealer agreement with the Company's distributor, Foreside Funds Distributors, LLC, formerly known as BNY Mellon Distributors, Inc. (the "Distributor"). You may make an initial investment in the Bedford Class by mail by fully completing and signing an application obtained from a Dealer (the "Application"), and mailing it, together with a check payable to "The RBB Fund – Money Market Portfolio (Bedford Class)," to Bedford Money Market Portfolio, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9841, Providence, RI 02940-8041; for overnight

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delivery mail to The RBB Fund – Money Market Portfolio (Bedford Class), c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581. The Application will be returned to you unless it contains the name of the Dealer from whom you obtained it. Subsequent purchases may be made through a Dealer or by forwarding payment to the Company's transfer agent at the foregoing address.

Provided that your investment is at least $2,500, you may also purchase Shares by having your bank or Dealer wire Federal Funds to the Company's custodian, The Bank of New York Mellon ("BNY"). Your bank or Dealer may impose a charge for this service. The Company does not currently charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of your Federal Funds wire, for an initial investment, it is important that you follow these steps:

A.  Telephone the Company's transfer agent, BNY Mellon, toll-free at (800) 888-9723 and provide your name, address, telephone number, social security or tax identification number, the amount being wired, and by which bank or Dealer. BNY Mellon will then provide you with an account number. (If you have an existing account, you should also notify BNY Mellon prior to wiring funds.)

B.  Fully complete and sign the Application and mail it to the address shown thereon. BNY Mellon will not process initial purchases until it receives a fully completed and signed Application.

For subsequent investments, you should follow steps A and B above.

Good Order. A request to purchase Shares of the Portfolio is in good order if it includes the name of the Portfolio, the dollar amount or number of Shares to be purchased, and a completed Application (initial direct investment through a Dealer). Purchase requests not in good order may be rejected.

Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

Retirement Plans. Bedford Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs. A $15.00 custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact the Distributor or your broker. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with your tax advisor.

Purchases in Kind. In certain circumstances, Shares of the Portfolio may be purchased "in kind" (i.e. in exchange for securities, rather than cash). The securities rendered in connection with an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable in accordance with the Company's valuation procedures. Securities accepted by the Portfolio will be valued, as set forth in this Prospectus, as of the time of the next determination of net asset value after such acceptance. The Shares of the Portfolio that are issued to the investor in exchange for the securities will be determined as of the same time. All dividends, subscriptions, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Portfolio and must be delivered to the Portfolio by the investor upon receipt from the issuer. The Portfolio will not accept securities in exchange for its Shares unless such securities are, at the time of the exchange, eligible to be held by the Portfolio and

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satisfy such other conditions as may be imposed by the Adviser or the Company. Purchases in-kind may result in the recognition of gain or loss for federal income tax purposes on the securities transferred to the Portfolio.

Redemption of Shares

General. Redemption orders are effected at the NAV per share next determined after receipt of the order in good order by the Transfer Agent. The Portfolio generally calculates its NAV once daily at 4:00 p.m. Eastern time on each day on which both the NYSE and the FRB are open. You may redeem all or some of your Shares in accordance with one of the procedures described below.

Redemption of Shares in an Account. If you beneficially own Bedford Shares through an Account, you may redeem Bedford Shares in your Account in accordance with instructions and limitations pertaining to your Account by contacting your broker. If the redemption request is received by BNY Mellon by 4:00 p.m. Eastern time on any business day, the redemption will be effective as of 4:00 p.m. Eastern time on that day. Payment of the redemption proceeds will be made after 4:00 p.m. Eastern time on the day the redemption is effected, provided that the Company's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If all of your Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

Your brokerage firm may also redeem each day a sufficient number of Shares of the Bedford Class to cover debit balances created by transactions in your Account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit balance or charge.

Each brokerage firm reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.

Redemption of Shares Owned Directly. If you own Shares directly, you may redeem any number of Shares by sending a written request to The RBB Fund – Money Market Portfolio (Bedford Class) c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9841, Providence, RI 02940-8041; for overnight delivery mail to The RBB Fund – Money Market Portfolio (Bedford Class), c/o BNY Mellon Global Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581. It is recommended that such requests be sent by registered or certified mail if share certificates accompany the request. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, each signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion signature guarantee program recognized by the Securities Transfer Association. A medallion imprint or medallion stamp indicates that the financial institution is a member of a medallion signature guarantee program and is an acceptable signature guarantor. The three recognized medallion programs are Securities Transfer Agents Medallion Program ("STAMP"), Stock Exchanges Medallion Program ("SEMP") and New York Stock Exchange, Inc. Medallion Signature Program ("MSP"). Signature guarantees that are not part of these programs will not be accepted.

If you are a direct investor, you may redeem your Shares without charge by telephone if you have completed and returned an Application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, you must submit a Telephone Authorization Form to BNY Mellon. This form is available from BNY Mellon. Once this election has been made, you may simply contact BNY Mellon by telephone to request the redemption by calling (800) 888-9723. Neither the Company, the Distributor, the Portfolio, BNY Mellon nor any other Company agent will be liable for any loss, liability, cost or expense for following the procedures below or for following instructions communicated by telephone that they reasonably believe to be genuine.

The Company's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, and the account social security number, all of which must match the Company's records; (3) requiring the Company's service representative

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to complete a telephone transaction form, listing all of the above caller identification information; (4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five business days of the call; and (6) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners or other industry professionals, additional documentation or information regarding the scope of authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by attorney-in-fact under power of attorney.

Proceeds of a telephone redemption request will be mailed by check to your registered address unless you have designated in your Application or Telephone Authorization Form that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to your bank account on the next day that a wire transfer can be effected. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. The Company may modify this redemption service at any time or charge a service fee upon prior notice to shareholders. A wire charge of $7.50 is assessed and charged to the shareholder.

Redemption by Check. If you are a direct investor or you do not have check writing privileges for your Account, the Company will provide to you forms of drafts ("checks") payable through BNY. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, your broker may establish a higher minimum. If you wish to use this check writing redemption procedure, you should complete specimen signature cards (available from BNY Mellon), and then forward such signature cards to BNY Mellon. BNY Mellon will then arrange for the checks to be honored by BNY. If you own Shares through an Account, you should contact your broker for signature cards. Investors with joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to BNY rules governing checks. An investor will be able to stop payment on a check redemption. The Company or BNY may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

When a check is presented to BNY for clearance, BNY, as your agent, will cause the Company to redeem a sufficient number of your full and fractional Shares to cover the amount of the check. Pursuant to rules under the 1940 Act, checks may not be presented for cash payment at the offices of BNY. This limitation does not affect checks used for the payment of bills or cash at other banks.

Additional Redemption Information. The Company ordinarily will make payment for all Shares redeemed within seven days after receipt by BNY Mellon of a redemption request in good order. Although the Company will redeem Shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. You should consider purchasing Shares using a certified or bank check or money order if you anticipate an immediate need for redemption proceeds. Redemption proceeds will ordinarily be paid within seven business days after a redemption request is received by the Transfer Agent in good order. The Portfolio may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the SEC.

The Company does not impose a charge when Shares are redeemed. The Company reserves the right to redeem any account in the Bedford Class involuntarily, on thirty days' notice, if such account falls below $500 and during such 30-day notice period the amount invested in such account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the SEC.

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If the Company's Board of Directors determines that it would be detrimental to the best interest of the remaining shareholders of the Portfolio to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Portfolio instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of investment securities so received in payment of redemptions. If a shareholder receives redemption proceeds in-kind, the shareholder will bear the market risk of the securities received in the redemption until their disposition and should expect to incur transaction costs upon the disposition of the securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that the Portfolio is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Portfolio.

In the event of a determination by the Company's Board of Directors pursuant to Rule 22e-3 under the 1940 Act (i.e. that a deviation between the Portfolio's amortized cost price per share and its current NAV per share using available market quotations may result in a material dilution or other unfair results to shareholders), the Portfolio may suspend redemptions and postpone payment of redemption proceeds in order to facilitate an orderly liquidation of the Portfolio.

The Portfolio may assert the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Portfolio for any loss sustained by reason of your failure to make full payment for shares of the Portfolio you previously purchased or subscribed for.

Good Order. A redemption request is considered to be in good order when all necessary information is provided and all required documents are properly completed, signed and delivered. Redemption requests not in good order may be delayed.

Dividends and Distributions

The Company will distribute substantially all of the net investment income and net realized capital gains, if any, of the Portfolio to shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Bedford Class unless a shareholder elects otherwise.

The net investment income (not including any net realized capital gains) earned by the Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record as of the determination of NAV made as of 4:00 p.m. (Eastern time) each day. Shares will begin accruing dividends on the day the purchase order for the Shares is effected and continue to accrue dividends through the day before such Shares are redeemed. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.

Taxes

Distributions from the Portfolio will generally be taxable to shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional Shares. The Portfolio contemplates declaring as dividends each year all or substantially all of its net taxable income. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Distributions from the Portfolio will generally be taxable to you in the taxable year in which they are paid, with one exception. Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Portfolio on December 31 of such year if such dividends are actually paid during January of the following year.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including distributions received from the Portfolio) of individuals, estates and trusts to the extent "modified gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount.

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The Portfolio will be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to backup withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Portfolio that he or she is not subject to backup withholding when required to do so or that he or she is an "exempt recipient." The current backup withholding rate is 28%.

Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of a regulated investment company such as the Portfolio, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Portfolio's net capital gains (the excess of net long-term capital gains over net short-term capital loss) and, for taxable years of the Portfolio beginning before January 1, 2014, dividends attributable to the Portfolio's interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Portfolio.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in the Portfolio is effectively connected with that trade or business, or a foreign individual investor is present in the United States for 183 days or more in a calendar year, then the foreign investor's income from the Portfolio will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

Beginning January 1, 2014, the Portfolio will be required to withhold 30% tax on certain payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Portfolio.

The foregoing is only a summary of certain U.S. tax considerations under the current law, which may be subject to change in the future. Shareholders may also be subject to state and local taxes on distributions. Except where otherwise noted, the summary assumes you are a U.S. citizen or resident or otherwise subject to U.S. federal income tax. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different United States Federal income tax treatment. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is contained in the SAI.

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DISTRIBUTION ARRANGEMENTS

Bedford Shares of the Portfolio are sold without a sales load on a continuous basis by the Distributor, whose principal business address is at 400 Berwyn Park, 899 Casset Road, Berwyn, PA 19312.

The Board of Directors of the Company approved a Distribution Agreement and adopted a separate Plan of Distribution for the Bedford Class (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Bedford Class a distribution fee, which is accrued daily and paid monthly, of up to 0.65% on an annualized basis of the average daily net assets of the Bedford Class. The actual amount of such compensation is agreed upon from time to time by the Company's Board of Directors and the Distributor. Under the Distribution Agreement, the Distributor has agreed to accept compensation for its services thereunder and under the Plan in the amount of 0.65% of the average daily net assets of the Bedford Class on an annualized basis in any year. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee. Effective March 13, 2009, the Distributor has agreed to voluntarily waive a portion of the Distribution and Service (12b-1) Fees to the extent necessary to maintain a minimum annualized net yield greater than 0.00%.

Under the Distribution Agreement and the Plan, the Distributor may reallocate an amount up to the full fee that it receives to financial institutions, including broker-dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of the Bedford Class serviced by such financial institutions. The Distributor may also reimburse broker-dealers for other expenses incurred in the promotion of the sale of Bedford Shares. The Distributor and/or broker-dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Bedford Class as well as for related direct mail, advertising and promotional expenses.

The Plan obligates the Company, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Bedford Class the fee agreed to under the Distribution Agreement. Payments under the Plan are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE PORTFOLIO'S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

15

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Bedford Share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Portfolio's financial statements audited by PricewaterhouseCoopers LLP ("PwC") for each of the two fiscal years in the period ended August 31, 2012, the Portfolio's independent registered public accounting firm, and by Deloitte & Touche LLP ("Deloitte & Touche") for each of the three fiscal years in the period ended August 31, 2010. This information should be read in conjunction with the Portfolio's financial statements which, together with PwC's report, are included in the Portfolio's annual report, which is available upon request (see back cover for ordering instructions).

Financial Highlights
(For a Bedford Share Outstanding Throughout Each Year)

Money Market Portfolio

	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009	For the Year Ended August 31, 2008
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	0.0003	0.0002	0.0003	0.0074	0.0307
Net gains (losses) on securities	— (b)	— (b)	— (b)	— (b)	— (b)
Total net income from investment operations	0.0003	0.0002	0.0003	0.0074	0.0307
Less dividends and distributions:
Dividends (from net investment income)	(0.0003)	(0.0002)	(0.0003)	(0.0074)	(0.0307)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	0.03%	0.02%	0.03%	0.74%	3.12%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$641,711	$721,145	$593,570	$545,194	$319,387
Ratios of expenses to average net assets (a)	0.25%	0.27%	0.31%	0.69%	0.90%
Ratios of net investment income to average net assets	0.02%	0.02%	0.02%	0.65%	2.94%

(a)  Without the waiver of advisory fees, distribution fees and/or reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Bedford Class of the Money Market Portfolio would have been 1.15%, 1.12%, 1.18%, 1.24% and 1.23% for the years ended August 31, 2012, 2011, 2010, 2009 and 2008 respectively.

(b)  Amount is less than $0.00005 per share.

16

THE BEDFORD SHARES OF THE
Money Market Portfolio
1-800-888-9723

FOR MORE INFORMATION:

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Bedford Shares of The RBB Money Market Portfolio is available free of charge upon request, including:

Annual/Semi-Annual Reports

These reports contain additional information about the Portfolio's investments, describe the Portfolio's performance and list its holdings.

Statement of Additional Information

An SAI, dated December 31, 2012, has been filed with the SEC. The SAI, which includes additional information about the Portfolio, and the Portfolio's annual and semi-annual reports are not available on the Adviser's website because copies may be obtained free of charge, by calling (800) 888-9723. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus (and is legally considered a part of this prospectus).

Shareholder Account Service Representatives

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 5 p.m. (Eastern time) Monday-Friday. Call: (800) 888-9723.

Purchases and Redemptions

Call your broker or (800) 888-9723.

Written Correspondence

Bedford Shares
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

Securities and Exchange Commission

You may view and copy information about the Company and the Portfolio, including the SAI, by visiting the SEC's Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain copies of Portfolio documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-1520. You may obtain information on the operation of the public reference room by calling the SEC at (202) 551-8090.

INVESTMENT COMPANY ACT FILE NO. 811-05518

Aston Funds
P.O. Box 9765
Providence, RI 02940

Aston Funds Investor Information

Shareholder Services
Telephone

800-992-8151

Standard Mail

Aston Funds
P.O. Box 9765
Providence, RI 02940

Overnight Mail

Aston Funds
4400 Computer Drive
Westborough, MA 01581

Web Site

www.astonfunds.com

Investment Company Act file number 811-05518

AST BED MMF 12

Pyxis Funds
Investor Information

Shareholder Services

Telephone

877.665.1287

Web

www.pyxisais.com

Standard Mail

Pyxis Funds
P O Box 9840
Providence, RI 02940

Overnight Mail

Pyxis Funds
4400 Computer Drive
Westborough, MA 01581-1722

Pyxis Money Market Fund

Bedford Shares
of the
Money Market Portfolio*

Prospectus
December 31, 2012

HLC-MMKPROS-123112

* A money market portfolio of The RBB Fund, Inc. offered in connection with Pyxis Funds

THE BEDFORD SHARES OF THE
MONEY MARKET PORTFOLIO

of

The RBB Fund, Inc.

Ticker: BDMXX

This prospectus gives vital information about this money market mutual fund, advised by BlackRock Advisors, LLC ("BALLC" or the "Adviser"), including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference.

Please note that the Money Market Portfolio:

■  is not a bank deposit;

■  is not federally insured;

■  is not an obligation of, or guaranteed or endorsed by The Bank of New York Mellon or any other bank;

■  is not an obligation of, or guaranteed or endorsed or otherwise supported by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency;

■  is not guaranteed to achieve its goals; and

■  may not be able to maintain a stable $1 share price and you may lose money.

THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

PROSPECTUS   December 31, 2012

A look at the goals, strategies, risks, expenses and financial history of the portfolio.

Details about the service providers.

Policies and instructions for opening, maintaining and closing an account in the portfolio.

Details on the distribution plan.

SUMMARY SECTION	1
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS AND RISKS	6
PORTFOLIO MANAGEMENT	7
Investment Adviser	7
Disclosure of Portfolio Holdings	7
SHAREHOLDER INFORMATION	8
Pricing Shares	8
Market Timing	8
Purchase of Shares	9
Redemption of Shares	11
Dividends and Distributions	13
Taxes	13
DISTRIBUTION ARRANGEMENTS	15
FINANCIAL HIGHLIGHTS	16
FOR MORE INFORMATION	Back Cover

i

SUMMARY SECTION

Investment Goal

The Money Market Portfolio (the "Portfolio") of The RBB Fund, Inc. (the "Company") seeks to generate current income, to provide you with liquidity and to protect your investment.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Bedford Shares of the Portfolio.

Annual Portfolio Operating Expenses
(Expenses that you pay each year as a percentage of your investment)

Management Fees[1]	0.40%
Distribution and Service (12b-1) Fees	0.65%
Other Expenses	0.10%
Total Annual Portfolio Operating Expenses	1.15%
Less Fee Waivers and Expense Reimbursements	(0.25)%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.90%

1.  Management fees include investment advisory and administration fees. The Adviser has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit the Portfolio's Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expenses, Interest Expenses, Acquired Fund Fees and Expenses, Distribution and Service (12b-1) Fees and certain other Portfolio expenses) to 0.25%. Because Distribution and Service (12b-1) fees and certain other Portfolio expenses are excluded from the contractual limitation, net Total Annual Portfolio Operating Expenses are expected to exceed the contractual limitation. This contractual limitation is in effect through December 31, 2013 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. The Adviser may terminate this arrangement at any time after December 31, 2013.

Example:

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Bedford Shares	$92	$341	$609	$1,375

1

Summary of Principal Investment Strategies

The Portfolio invests in a diversified investment portfolio of short term, high quality, U.S. dollar-denominated instruments, including government, bank, commercial and other obligations.

Specifically, the Portfolio may invest in:

•  U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks).

•  High quality commercial paper and other obligations issued or guaranteed (or otherwise supported) by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor's®, Prime-2 or higher by Moody's Investor's Service, Inc. or F-2 or higher by Fitch, Inc., as well as high quality corporate bonds rated AA (or Aa) or higher at the time of purchase by those rating agencies. These ratings must be provided by at least two rating agencies, or by the only rating agency providing a rating.

•  Unrated notes, paper and other instruments that are determined by the Adviser to be of comparable quality to the instruments described above.

•  Asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables).

•  Securities issued or guaranteed by the U.S. government or by its agencies or authorities.

•  Dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities.

•  Securities issued or guaranteed by state or local governmental bodies.

•  Repurchase agreements relating to the above instruments.

The Portfolio seeks to maintain a net asset value of $1.00 per share. At least 25% of the Portfolio's total assets will be invested in banking obligations.

Principal Risks

•  The value of money market investments tends to fall when current interest rates rise. Money market investments are generally less sensitive to interest rate changes than longer-term securities.

•  The Portfolio's investment securities may not earn as high a level of income as longer-term or lower quality securities, which generally have greater risk and more fluctuation in value.

•  The Portfolio's concentration of its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.

•  The obligations of foreign banks and other foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, political and economic instability, less stringent regulatory requirements and less market liquidity.

2

•  Unrated notes, paper and other instruments may be subject to the risk that an issuer may default on its obligation to pay interest and repay principal.

•  The obligations issued or guaranteed by state or local governmental bodies may be issued by entities in the same state and may have interest which is paid from revenues of similar projects. As a result, changes in economic, business or political conditions relating to a particular state or types of projects may impact the Portfolio.

•  Treasury obligations differ only in their interest rates, maturities and time of issuance. These differences could result in fluctuations in the value of such securities depending upon the market. Obligations of U.S. government agencies and authorities are supported by varying degrees of credit. The U.S. government gives no assurances that it will provide financial support to its agencies and authorities if it is not obligated by law to do so. Default in these issuers could negatively impact the Portfolio.

•  In September 2008, the U.S. Treasury Department and the Federal Housing Finance Agency ("FHFA") announced that Fannie Mae and Freddie Mac would be placed in conservatorship under the FHFA. On June 16, 2010, FHFA ordered Fannie Mae's and Freddie Mac's stock de-listed from the New York Stock Exchange after the price of common stock in Fannie Mae fell below the New York Stock Exchange's minimum average closing price of $1 for more than 30 days. The long-term effect that this conservatorship will have on Fannie Mae and Freddie Mac's debt and equity and on securities guaranteed by Fannie Mae and Freddie Mac is remains unclear.

•  The Portfolio's investment in asset-backed securities may be negatively impacted by interest rate fluctuations or when an issuer pays principal on an obligation held by the Portfolio earlier or later than expected. These events may affect their value and the return on your investment.

•  The Portfolio could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.

•  The Portfolio may purchase variable and floating rate instruments. Like all debt instruments, their value is dependent on the credit paying ability of the issuer. If the issuer were unable to make interest payments or default, the value of the securities would decline. The absence of an active market for these securities could make it difficult to dispose of them if the issuer defaults.

Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. When you invest in the Portfolio you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Performance Information

The chart and table below illustrate the variability of the Portfolio's long-term performance for Bedford Shares. The information shows you how the Portfolio's performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Portfolio's performance would be reduced. Effective May 28, 2010, Rule 2a-7

3

under the Investment Company Act of 1940 (the "1940 Act") was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on 1940 Act rules then in effect and is not an indication of future returns.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:	1.26%	(quarter ended September 30, 2006)
Worst Quarter:	0.00%	(quarter ended March 31, 2010)

Year-to-date total return for the nine months ended September 30, 2012:  0.02%

Average Annual Total Returns for the Years Ended December 31, 2011

The table below shows the Portfolio's average annual total returns for the past calendar year, the past five calendar years and the past ten calendar years. Past performance (before and after taxes) is not necessarily an indicator of how the Fund will perform in the future.

	1 Year	5 Years	10 Years
Money Market Portfolio	0.02%	1.38%	1.56%

Current Yield: The seven-day yield for the period ended December 31, 2011 for the Portfolio was 0.02%. You may call (800) 888-9723 to obtain the current seven-day yield of the Portfolio.

Management of the Fund

Investment Adviser
BlackRock Advisors, LLC

Purchase and Sale of Fund Shares

Minimum Initial Investment: $1,000
Minimum Additional Investment: $100

4

You can only purchase and redeem Shares of the Portfolio on days the New York Stock Exchange ("NYSE") is open. Purchases of Bedford Shares may be effected through an account with your broker-dealer through procedures and requirements established by your broker. Shares of the Fund may also be purchased and redeemed directly through the Company by the means described below.

Regular Mail:	Overnight Mail:
The RBB Fund – Money Market Portfolio (Bedford Class) c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9841 Providence, RI 02940-8041	The RBB Fund – Money Market Portfolio (Bedford Class) c/o BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581

Purchase by Wire:

Before sending any wire, call BNY Mellon Investment Servicing (US) Inc. (the "Transfer Agent") at 1-800-888-9723 to confirm the current wire instructions for The RBB Fund – Money Market Portfolio (Bedford Class).

Redemption By Telephone:

If you selected the option on your account application, you may call the Portfolio's transfer agent at (800)-888-9723.

Redemption by Check:

If you are a direct investor or you do not have check writing privileges for your Account, the Company will provide to you forms of drafts ("checks") payable through The Bank of New York Mellon. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, your broker may establish a higher minimum. If you wish to use this check writing redemption procedure, you should complete specimen signature cards (available from BNY Mellon), and then forward such signature cards to BNY Mellon.

Taxes

The Portfolio intends to make distributions that will generally be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

5

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS AND RISKS

The Company's Board of Directors can change the investment goal of the Portfolio without shareholder approval. Shareholders will be given notice before any such change is made.

The Portfolio is required to comply with SEC requirements with respect to the liquidity of the Portfolio's investments. Specifically, the Portfolio will be required to hold at least 10% of its total assets in "daily liquid assets" and the Portfolio will be required to hold at least 30% of its total assets in "weekly liquid assets." Daily liquid assets include cash (including time deposits), U.S. Treasury securities and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day. Weekly liquid assets include cash (including time deposits), U.S. Treasury securities, agency discount notes with remaining maturities of 60 days or less and securities (including time deposits) that will mature or are subject to a demand feature that is exercisable and payable within five business days. In addition, the Portfolio's investments in illiquid securities will be limited to 5% of the Portfolio's total assets.

Under guidelines established by the Company's Board of Directors, the Portfolio will only purchase securities if such securities or their issuers have (or such securities are guaranteed or otherwise supported by entities which have) short-term debt ratings at the time of purchase in one of the two highest rating categories from at least two nationally recognized statistical ratings organizations ("NRSRO"), or one such rating if the security is rated by only one NRSRO. Securities that are unrated must be determined by the Adviser to be of comparable quality. Also, the Portfolio will be prohibited from (i) investing more than 3% of total assets in second-tier securities, (ii) investing more than 1/2 of 1% of total assets in second-tier securities issued by any single issuer, and (iii) acquiring second-tier securities with a remaining maturity of more than 45 days.

The dollar-weighted average maturity of all the investments of the Portfolio will be 60 days or less and the dollar-weighted average life of all of the investments of the Portfolio without regard to maturity shortening provisions applicable to variable and floating rate securities will be 120 days or less. Only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements) will be purchased.

6

PORTFOLIO MANAGEMENT

Investment Adviser

BALLC, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BALLC, which has its principal offices at 100 Bellevue Parkway, Wilmington, Delaware 19809 has served as the Portfolio's investment adviser since June 30, 2011. Prior thereto, BlackRock Institutional Management Corporation ("BIMC"), an affiliate of BALLC, served as the Portfolio's investment adviser. BALLC is a wholly-owned indirect subsidiary of BlackRock, Inc. ("BlackRock"). BlackRock and its affiliates had approximately $3.673 trillion in assets under management as of September 30, 2012.

Pursuant to an investment advisory agreement with the Company, the Adviser is entitled to an advisory fee computed daily and payable monthly at the annual rate of up to 0.45% of the Portfolio's average daily net assets. The Adviser has contractually agreed to waive fees and/or reimburse expenses for the Portfolio such that Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding certain Portfolio expenses) do not exceed 0.25%. The following expenses are excluded from the contractual limitation: (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Portfolio as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Portfolio's investments; (iv) Distribution and Servicing (12b-1) Fees; and (v) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Portfolio's business, if any) of the Bedford Shares of the Portfolio. (Items (i), (ii), (iii), (iv) and (v) in the preceding sentence are referred to in this Prospectus as "Dividend Expenses, Interest Expenses, Acquired Fund Fees and Expenses, Distribution and Service (12b-1) Fees and certain other Portfolio expenses"). Because Distribution and Service (12b-1) fees and certain other Portfolio expenses are excluded from the contractual limitation, net Total Annual Portfolio Operating Expenses are expected to exceed the contractual limitation. This contractual limitation is in effect through December 31, 2013 and may not be terminated without the approval of the Company's Board of Directors. The Adviser may terminate this arrangement at any time after December 31, 2013. For the fiscal year ended August 31, 2012, the Portfolio paid advisory fees, after waivers, of 0.13% of the Portfolio's average daily net assets. Had fee waivers not been in place, the Adviser would have received 0.40% of the Portfolio's average daily net assets in investment advisory fees from the Portfolio.

In addition to the contractual limitation, BALLC has also voluntarily agreed to waive a portion of its fees and/or reimburse expenses to enable the Portfolio to maintain minimum levels of daily net asset investment income. BALLC may discontinue this waiver and/or reimbursement at any time without notice.

A discussion regarding the basis for the Company's Board of Directors approving the Portfolio's investment advisory agreement with BALLC is available in the Portfolio's annual report to shareholders dated August 31, 2012.

Disclosure of Portfolio Holdings

A description of the Company's policies and procedures with respect to the disclosure of the Portfolio's underlying investments is available in the SAI.

7

SHAREHOLDER INFORMATION

Pricing Shares

BNY Mellon determines the Portfolio's NAV per share daily at 4:00 p.m., Eastern time, each day on which both the NYSE and the Federal Reserve Bank of Philadelphia (the "FRB") are open. These entities are generally open Monday through Friday, except national holidays. Currently, the only days on which the NYSE is open and the FRB is closed are Columbus Day and Veterans Day and the only day on which the NYSE is closed and the FRB is open is Good Friday. The Portfolio seeks to maintain a net asset value of $1.00 per share. The NAV is calculated by dividing the Portfolio's total assets, less its liabilities, by the number of shares outstanding. The Portfolio values its securities on the basis of the amortized cost method. This method values a Portfolio holding initially at its cost and then assumes a constant amortization to maturity of any discount or premium. The amortized cost method ignores any impact of changing interest rates.

During certain emergency closings of the NYSE, however, the Portfolio may open for business if it can maintain its operations. In this event, the Portfolio will determine its NAV as described above. To determine if the Portfolio is open for business on a day the NYSE is closed for an emergency, please contact us by calling the telephone number listed on the last page of this prospectus.

On any business day when the Securities Industry and Financial Markets Association ("SIFMA") recommends that the securities markets close early, the Portfolio reserves the right to close at or prior to the SIFMA recommended closing time. If the Portfolio does so, the Transfer Agent will process purchase orders and redemption requests received after the Portfolio's closing time on the next business day. In 2013, the SIFMA recommends a 2:00 p.m. close on March 28, May 24, November 29, December 24 and December 31.

Market Timing

In accordance with the policy adopted by the Company's Board of Directors, the Company discourages and does not accommodate market timing and other excessive trading practices. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Portfolio performance and result in dilution in the value of Portfolio Shares held by long-term shareholders. The Company and the Adviser reserve the right to (i) reject a purchase or exchange order, (ii) delay payment of immediate cash redemption proceeds for up to seven calendar days, (iii) revoke a shareholder's privilege to purchase Portfolio Shares (including exchanges), or (iv) limit the amount of any exchange involving the purchase of Portfolio Shares. An investor may receive notice that their purchase order or exchange has been rejected after the day the order is placed or after acceptance by a financial intermediary. It is currently expected that a shareholder would receive notice that its purchase order or exchange has been rejected within 48 hours after such purchase order or exchange has been received by the Company in good order. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise their right if, in the Company's (or the Adviser's) judgment, an investor has a history of excessive trading or if an investor's trading, in the judgment of the Company or the Adviser, has been or may be disruptive to the Portfolio. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Portfolio and its shareholders or would subordinate the interests of the Portfolio and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

If necessary, the Company may prohibit additional purchases of Portfolio shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers' trading activities in the Portfolio. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company's excessive trading policies, the Company may take certain actions, including terminating the relationship.

8

Purchase of Shares

General. You may purchase Bedford Shares through an account maintained by your brokerage firm (the "Account") and you may also purchase Shares directly by mail or wire. The minimum initial investment is $1,000, and the minimum subsequent investment is $100. The Company in its sole discretion may accept or reject any order for purchases of Bedford Shares.

Purchases will be effected at the NAV next determined after BNY Mellon, the Company's Transfer Agent and administrative and accounting agent, has received a purchase order in good order and the Company's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two business days after the check is received. A "business day" is any day that both the NYSE and the FRB are open. On any business day, orders which are accompanied by Federal Funds and received by the Company by 4:00 p.m. Eastern time, and orders as to which payment has been converted into Federal Funds by 4:00 p.m. Eastern time, will be executed as of 4:00 p.m. Eastern time on that business day. Orders which are accompanied by Federal Funds and received by the Company after the close of regular trading on the NYSE, and orders as to which payment has been converted to Federal Funds after the close of regular trading on the NYSE on a business day will be processed as of 4:00 p.m. Eastern time on the following business day. The Company's officers are authorized to waive the minimum initial and subsequent investment requirements.

Purchases through an Account. Purchases of Bedford Shares may be effected through an Account with your broker through procedures and requirements established by your broker. In such event, beneficial ownership of Bedford Shares will be recorded by your broker and will be reflected in the Account statements provided to you by your broker. Your broker may impose minimum investment Account requirements. Even if your broker does not impose a sales charge for purchases of Bedford Shares, depending on the terms of your Account with your broker, the broker may charge to your Account fees for automatic investment and other services provided to your Account. Information concerning Account requirements, services and charges should be obtained from your broker, and you should read this prospectus in conjunction with any information received from your broker. Shares are held in the street name account of your broker and if you desire to transfer such shares to the street name account of another broker, you should contact your current broker.

A broker with whom you maintain an Account may offer you the ability to purchase Bedford Shares under an automatic purchase program (a "Purchase Program") established by a participating broker. If you participate in a Purchase Program, then you will have your "free-credit" cash balances in your Account automatically invested in Shares of the Bedford Class. The frequency of investments and the minimum investment requirement will be established by the broker and the Company. In addition, the broker may require a minimum amount of cash and/or securities to be deposited in your Account to participate in its Purchase Program. The description of the particular broker's Purchase Program should be read for details, and any inquiries concerning your Account under a Purchase Program should be directed to your broker.

If your broker makes special arrangements under which orders for Bedford Shares are received by BNY Mellon prior to 4:00 p.m. Eastern time, and your broker guarantees that payment for such Shares will be made in available Federal Funds to the Company's custodian prior to the close of regular trading on the NYSE on the same day, such purchase orders will be effective and Shares will be purchased at the offering price in effect as of 4:00 p.m. Eastern time on the date the purchase order is received by BNY Mellon. Otherwise, if the broker has not made such an arrangement, pricing of Shares will occur as described above under "General."

Direct Purchases. You may also make direct investments at any time in the Bedford Class through any broker-dealer (a "Dealer") that has entered into a dealer agreement with the Company's distributor, Foreside Funds Distributors, LLC, formerly known as BNY Mellon Distributors, Inc. (the "Distributor"). You may make an initial investment in the Bedford Class by mail by fully completing and signing an application obtained from a Dealer (the "Application"), and mailing it, together with a check payable to "The RBB Fund – Money Market Portfolio (Bedford Class)," to Bedford Money Market Portfolio, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9841, Providence, RI 02940-8041; for overnight

9

delivery mail to The RBB Fund – Money Market Portfolio (Bedford Class), c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581. The Application will be returned to you unless it contains the name of the Dealer from whom you obtained it. Subsequent purchases may be made through a Dealer or by forwarding payment to the Company's transfer agent at the foregoing address.

Provided that your investment is at least $2,500, you may also purchase Shares by having your bank or Dealer wire Federal Funds to the Company's custodian, The Bank of New York Mellon ("BNY"). Your bank or Dealer may impose a charge for this service. The Company does not currently charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of your Federal Funds wire, for an initial investment, it is important that you follow these steps:

A.  Telephone the Company's transfer agent, BNY Mellon, toll-free at (800) 888-9723 and provide your name, address, telephone number, social security or tax identification number, the amount being wired, and by which bank or Dealer. BNY Mellon will then provide you with an account number. (If you have an existing account, you should also notify BNY Mellon prior to wiring funds.)

B.  Fully complete and sign the Application and mail it to the address shown thereon. BNY Mellon will not process initial purchases until it receives a fully completed and signed Application.

For subsequent investments, you should follow steps A and B above.

Good Order. A request to purchase Shares of the Portfolio is in good order if it includes the name of the Portfolio, the dollar amount or number of Shares to be purchased, and a completed Application (initial direct investment through a Dealer). Purchase requests not in good order may be rejected.

Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

Retirement Plans. Bedford Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs. A $15.00 custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact the Distributor or your broker. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with your tax advisor.

Purchases in Kind. In certain circumstances, Shares of the Portfolio may be purchased "in kind" (i.e. in exchange for securities, rather than cash). The securities rendered in connection with an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable in accordance with the Company's valuation procedures. Securities accepted by the Portfolio will be valued, as set forth in this Prospectus, as of the time of the next determination of net asset value after such acceptance. The Shares of the Portfolio that are issued to the investor in exchange for the securities will be determined as of the same time. All dividends, subscriptions, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Portfolio and must be delivered to the Portfolio by the investor upon receipt from the issuer. The Portfolio will not accept securities in exchange for its Shares unless such securities are, at the time of the exchange, eligible to be held by the Portfolio and

10

satisfy such other conditions as may be imposed by the Adviser or the Company. Purchases in-kind may result in the recognition of gain or loss for federal income tax purposes on the securities transferred to the Portfolio.

Redemption of Shares

General. Redemption orders are effected at the NAV per share next determined after receipt of the order in good order by the Transfer Agent. The Portfolio generally calculates its NAV once daily at 4:00 p.m. Eastern time on each day on which both the NYSE and the FRB are open. You may redeem all or some of your Shares in accordance with one of the procedures described below.

Redemption of Shares in an Account. If you beneficially own Bedford Shares through an Account, you may redeem Bedford Shares in your Account in accordance with instructions and limitations pertaining to your Account by contacting your broker. If the redemption request is received by BNY Mellon by 4:00 p.m. Eastern time on any business day, the redemption will be effective as of 4:00 p.m. Eastern time on that day. Payment of the redemption proceeds will be made after 4:00 p.m. Eastern time on the day the redemption is effected, provided that the Company's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If all of your Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

Your brokerage firm may also redeem each day a sufficient number of Shares of the Bedford Class to cover debit balances created by transactions in your Account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit balance or charge.

Each brokerage firm reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.

Redemption of Shares Owned Directly. If you own Shares directly, you may redeem any number of Shares by sending a written request to The RBB Fund – Money Market Portfolio (Bedford Class) c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9841, Providence, RI 02940-8041; for overnight delivery mail to The RBB Fund – Money Market Portfolio (Bedford Class), c/o BNY Mellon Global Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581. It is recommended that such requests be sent by registered or certified mail if share certificates accompany the request. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, each signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion signature guarantee program recognized by the Securities Transfer Association. A medallion imprint or medallion stamp indicates that the financial institution is a member of a medallion signature guarantee program and is an acceptable signature guarantor. The three recognized medallion programs are Securities Transfer Agents Medallion Program ("STAMP"), Stock Exchanges Medallion Program ("SEMP") and New York Stock Exchange, Inc. Medallion Signature Program ("MSP"). Signature guarantees that are not part of these programs will not be accepted.

If you are a direct investor, you may redeem your Shares without charge by telephone if you have completed and returned an Application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, you must submit a Telephone Authorization Form to BNY Mellon. This form is available from BNY Mellon. Once this election has been made, you may simply contact BNY Mellon by telephone to request the redemption by calling (800) 888-9723. Neither the Company, the Distributor, the Portfolio, BNY Mellon nor any other Company agent will be liable for any loss, liability, cost or expense for following the procedures below or for following instructions communicated by telephone that they reasonably believe to be genuine.

The Company's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, and the account social security number, all of which must match the Company's records; (3) requiring the Company's service representative

11

to complete a telephone transaction form, listing all of the above caller identification information; (4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five business days of the call; and (6) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners or other industry professionals, additional documentation or information regarding the scope of authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by attorney-in-fact under power of attorney.

Proceeds of a telephone redemption request will be mailed by check to your registered address unless you have designated in your Application or Telephone Authorization Form that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to your bank account on the next day that a wire transfer can be effected. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. The Company may modify this redemption service at any time or charge a service fee upon prior notice to shareholders. A wire charge of $7.50 is assessed and charged to the shareholder.

Redemption by Check. If you are a direct investor or you do not have check writing privileges for your Account, the Company will provide to you forms of drafts ("checks") payable through BNY. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, your broker may establish a higher minimum. If you wish to use this check writing redemption procedure, you should complete specimen signature cards (available from BNY Mellon), and then forward such signature cards to BNY Mellon. BNY Mellon will then arrange for the checks to be honored by BNY. If you own Shares through an Account, you should contact your broker for signature cards. Investors with joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to BNY rules governing checks. An investor will be able to stop payment on a check redemption. The Company or BNY may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

When a check is presented to BNY for clearance, BNY, as your agent, will cause the Company to redeem a sufficient number of your full and fractional Shares to cover the amount of the check. Pursuant to rules under the 1940 Act, checks may not be presented for cash payment at the offices of BNY. This limitation does not affect checks used for the payment of bills or cash at other banks.

Additional Redemption Information. The Company ordinarily will make payment for all Shares redeemed within seven days after receipt by BNY Mellon of a redemption request in good order. Although the Company will redeem Shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. You should consider purchasing Shares using a certified or bank check or money order if you anticipate an immediate need for redemption proceeds. Redemption proceeds will ordinarily be paid within seven business days after a redemption request is received by the Transfer Agent in good order. The Portfolio may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the SEC.

The Company does not impose a charge when Shares are redeemed. The Company reserves the right to redeem any account in the Bedford Class involuntarily, on thirty days' notice, if such account falls below $500 and during such 30-day notice period the amount invested in such account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the SEC.

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If the Company's Board of Directors determines that it would be detrimental to the best interest of the remaining shareholders of the Portfolio to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Portfolio instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of investment securities so received in payment of redemptions. If a shareholder receives redemption proceeds in-kind, the shareholder will bear the market risk of the securities received in the redemption until their disposition and should expect to incur transaction costs upon the disposition of the securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that the Portfolio is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Portfolio.

In the event of a determination by the Company's Board of Directors pursuant to Rule 22e-3 under the 1940 Act (i.e. that a deviation between the Portfolio's amortized cost price per share and its current NAV per share using available market quotations may result in a material dilution or other unfair results to shareholders), the Portfolio may suspend redemptions and postpone payment of redemption proceeds in order to facilitate an orderly liquidation of the Portfolio.

The Portfolio may assert the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Portfolio for any loss sustained by reason of your failure to make full payment for shares of the Portfolio you previously purchased or subscribed for.

Good Order. A redemption request is considered to be in good order when all necessary information is provided and all required documents are properly completed, signed and delivered. Redemption requests not in good order may be delayed.

Dividends and Distributions

The Company will distribute substantially all of the net investment income and net realized capital gains, if any, of the Portfolio to shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Bedford Class unless a shareholder elects otherwise.

The net investment income (not including any net realized capital gains) earned by the Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record as of the determination of NAV made as of 4:00 p.m. (Eastern time) each day. Shares will begin accruing dividends on the day the purchase order for the Shares is effected and continue to accrue dividends through the day before such Shares are redeemed. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.

Taxes

Distributions from the Portfolio will generally be taxable to shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional Shares. The Portfolio contemplates declaring as dividends each year all or substantially all of its net taxable income. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Distributions from the Portfolio will generally be taxable to you in the taxable year in which they are paid, with one exception. Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Portfolio on December 31 of such year if such dividends are actually paid during January of the following year.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including distributions received from the Portfolio) of individuals, estates and trusts to the extent "modified gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount.

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The Portfolio will be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to backup withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Portfolio that he or she is not subject to backup withholding when required to do so or that he or she is an "exempt recipient." The current backup withholding rate is 28%.

Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of a regulated investment company such as the Portfolio, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Portfolio's net capital gains (the excess of net long-term capital gains over net short-term capital loss) and, for taxable years of the Portfolio beginning before January 1, 2014, dividends attributable to the Portfolio's interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Portfolio.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in the Portfolio is effectively connected with that trade or business, or a foreign individual investor is present in the United States for 183 days or more in a calendar year, then the foreign investor's income from the Portfolio will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

Beginning January 1, 2014, the Portfolio will be required to withhold 30% tax on certain payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Portfolio.

The foregoing is only a summary of certain U.S. tax considerations under the current law, which may be subject to change in the future. Shareholders may also be subject to state and local taxes on distributions. Except where otherwise noted, the summary assumes you are a U.S. citizen or resident or otherwise subject to U.S. federal income tax. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different United States Federal income tax treatment. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is contained in the SAI.

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DISTRIBUTION ARRANGEMENTS

Bedford Shares of the Portfolio are sold without a sales load on a continuous basis by the Distributor, whose principal business address is at 400 Berwyn Park, 899 Casset Road, Berwyn, PA 19312.

The Board of Directors of the Company approved a Distribution Agreement and adopted a separate Plan of Distribution for the Bedford Class (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Bedford Class a distribution fee, which is accrued daily and paid monthly, of up to 0.65% on an annualized basis of the average daily net assets of the Bedford Class. The actual amount of such compensation is agreed upon from time to time by the Company's Board of Directors and the Distributor. Under the Distribution Agreement, the Distributor has agreed to accept compensation for its services thereunder and under the Plan in the amount of 0.65% of the average daily net assets of the Bedford Class on an annualized basis in any year. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee. Effective March 13, 2009, the Distributor has agreed to voluntarily waive a portion of the Distribution and Service (12b-1) Fees to the extent necessary to maintain a minimum annualized net yield greater than 0.00%.

Under the Distribution Agreement and the Plan, the Distributor may reallocate an amount up to the full fee that it receives to financial institutions, including broker-dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of the Bedford Class serviced by such financial institutions. The Distributor may also reimburse broker-dealers for other expenses incurred in the promotion of the sale of Bedford Shares. The Distributor and/or broker-dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Bedford Class as well as for related direct mail, advertising and promotional expenses.

The Plan obligates the Company, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Bedford Class the fee agreed to under the Distribution Agreement. Payments under the Plan are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE PORTFOLIO'S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

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FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Bedford Share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Portfolio's financial statements audited by PricewaterhouseCoopers LLP ("PwC") for each of the two fiscal years in the period ended August 31, 2012, the Portfolio's independent registered public accounting firm, and by Deloitte & Touche LLP ("Deloitte & Touche") for each of the three fiscal years in the period ended August 31, 2010. This information should be read in conjunction with the Portfolio's financial statements which, together with PwC's report, are included in the Portfolio's annual report, which is available upon request (see back cover for ordering instructions).

Financial Highlights
(For a Bedford Share Outstanding Throughout Each Year)

Money Market Portfolio

	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009	For the Year Ended August 31, 2008
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	0.0003	0.0002	0.0003	0.0074	0.0307
Net gains (losses) on securities	— (b)	— (b)	— (b)	— (b)	— (b)
Total net income from investment operations	0.0003	0.0002	0.0003	0.0074	0.0307
Less dividends and distributions:
Dividends (from net investment income)	(0.0003)	(0.0002)	(0.0003)	(0.0074)	(0.0307)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	0.03%	0.02%	0.03%	0.74%	3.12%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$641,711	$721,145	$593,570	$545,194	$319,387
Ratios of expenses to average net assets (a)	0.25%	0.27%	0.31%	0.69%	0.90%
Ratios of net investment income to average net assets	0.02%	0.02%	0.02%	0.65%	2.94%

(a)  Without the waiver of advisory fees, distribution fees and/or reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Bedford Class of the Money Market Portfolio would have been 1.15%, 1.12%, 1.18%, 1.24% and 1.23% for the years ended August 31, 2012, 2011, 2010, 2009 and 2008 respectively.

(b)  Amount is less than $0.00005 per share.

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THE BEDFORD SHARES OF THE
Money Market Portfolio
1-800-888-9723

FOR MORE INFORMATION:

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Bedford Shares of The RBB Money Market Portfolio is available free of charge upon request, including:

Annual/Semi-Annual Reports

These reports contain additional information about the Portfolio's investments, describe the Portfolio's performance and list its holdings.

Statement of Additional Information

An SAI, dated December 31, 2012, has been filed with the SEC. The SAI, which includes additional information about the Portfolio, and the Portfolio's annual and semi-annual reports are not available on the Adviser's website because copies may be obtained free of charge, by calling (800) 888-9723. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus (and is legally considered a part of this prospectus).

Shareholder Account Service Representatives

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 5 p.m. (Eastern time) Monday-Friday. Call: (800) 888-9723.

Purchases and Redemptions

Call your broker or (800) 888-9723.

Written Correspondence

Bedford Shares
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

Securities and Exchange Commission

You may view and copy information about the Company and the Portfolio, including the SAI, by visiting the SEC's Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain copies of Portfolio documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-1520. You may obtain information on the operation of the public reference room by calling the SEC at (202) 551-8090.

INVESTMENT COMPANY ACT FILE NO. 811-05518

Bedford Shares

of The RBB Money Market Portfolio

Managed by BlackRock Advisors, LLC

Prospectus

December 31, 2012

www.sharebuilder.com

Capital One ShareBuilder, Inc. is a subsidiary of Capital One, N.A.

Mutual fund products are: Not FDIC insured. Not bank guaranteed. May lose value.

THE BEDFORD SHARES OF THE
MONEY MARKET PORTFOLIO

of

The RBB Fund, Inc.

Ticker: BDMXX

This prospectus gives vital information about this money market mutual fund, advised by BlackRock Advisors, LLC ("BALLC" or the "Adviser"), including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference.

Please note that the Money Market Portfolio:

■  is not a bank deposit;

■  is not federally insured;

■  is not an obligation of, or guaranteed or endorsed by The Bank of New York Mellon or any other bank;

■  is not an obligation of, or guaranteed or endorsed or otherwise supported by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency;

■  is not guaranteed to achieve its goals; and

■  may not be able to maintain a stable $1 share price and you may lose money.

THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

PROSPECTUS   December 31, 2012

A look at the goals, strategies, risks, expenses and financial history of the portfolio.

Details about the service providers.

Policies and instructions for opening, maintaining and closing an account in the portfolio.

Details on the distribution plan.

SUMMARY SECTION	1
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS AND RISKS	6
PORTFOLIO MANAGEMENT	7
Investment Adviser	7
Disclosure of Portfolio Holdings	7
SHAREHOLDER INFORMATION	8
Pricing Shares	8
Market Timing	8
Purchase of Shares	9
Redemption of Shares	11
Dividends and Distributions	13
Taxes	13
DISTRIBUTION ARRANGEMENTS	15
FINANCIAL HIGHLIGHTS	16
FOR MORE INFORMATION	Back Cover

i

SUMMARY SECTION

Investment Goal

The Money Market Portfolio (the "Portfolio") of The RBB Fund, Inc. (the "Company") seeks to generate current income, to provide you with liquidity and to protect your investment.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Bedford Shares of the Portfolio.

Annual Portfolio Operating Expenses
(Expenses that you pay each year as a percentage of your investment)

Management Fees[1]	0.40%
Distribution and Service (12b-1) Fees	0.65%
Other Expenses	0.10%
Total Annual Portfolio Operating Expenses	1.15%
Less Fee Waivers and Expense Reimbursements	(0.25)%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.90%

1.  Management fees include investment advisory and administration fees. The Adviser has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit the Portfolio's Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expenses, Interest Expenses, Acquired Fund Fees and Expenses, Distribution and Service (12b-1) Fees and certain other Portfolio expenses) to 0.25%. Because Distribution and Service (12b-1) fees and certain other Portfolio expenses are excluded from the contractual limitation, net Total Annual Portfolio Operating Expenses are expected to exceed the contractual limitation. This contractual limitation is in effect through December 31, 2013 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. The Adviser may terminate this arrangement at any time after December 31, 2013.

Example:

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Bedford Shares	$92	$341	$609	$1,375

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Summary of Principal Investment Strategies

The Portfolio invests in a diversified investment portfolio of short term, high quality, U.S. dollar-denominated instruments, including government, bank, commercial and other obligations.

Specifically, the Portfolio may invest in:

•  U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks).

•  High quality commercial paper and other obligations issued or guaranteed (or otherwise supported) by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor's®, Prime-2 or higher by Moody's Investor's Service, Inc. or F-2 or higher by Fitch, Inc., as well as high quality corporate bonds rated AA (or Aa) or higher at the time of purchase by those rating agencies. These ratings must be provided by at least two rating agencies, or by the only rating agency providing a rating.

•  Unrated notes, paper and other instruments that are determined by the Adviser to be of comparable quality to the instruments described above.

•  Asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables).

•  Securities issued or guaranteed by the U.S. government or by its agencies or authorities.

•  Dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities.

•  Securities issued or guaranteed by state or local governmental bodies.

•  Repurchase agreements relating to the above instruments.

The Portfolio seeks to maintain a net asset value of $1.00 per share. At least 25% of the Portfolio's total assets will be invested in banking obligations.

Principal Risks

•  The value of money market investments tends to fall when current interest rates rise. Money market investments are generally less sensitive to interest rate changes than longer-term securities.

•  The Portfolio's investment securities may not earn as high a level of income as longer-term or lower quality securities, which generally have greater risk and more fluctuation in value.

•  The Portfolio's concentration of its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.

•  The obligations of foreign banks and other foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, political and economic instability, less stringent regulatory requirements and less market liquidity.

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•  Unrated notes, paper and other instruments may be subject to the risk that an issuer may default on its obligation to pay interest and repay principal.

•  The obligations issued or guaranteed by state or local governmental bodies may be issued by entities in the same state and may have interest which is paid from revenues of similar projects. As a result, changes in economic, business or political conditions relating to a particular state or types of projects may impact the Portfolio.

•  Treasury obligations differ only in their interest rates, maturities and time of issuance. These differences could result in fluctuations in the value of such securities depending upon the market. Obligations of U.S. government agencies and authorities are supported by varying degrees of credit. The U.S. government gives no assurances that it will provide financial support to its agencies and authorities if it is not obligated by law to do so. Default in these issuers could negatively impact the Portfolio.

•  In September 2008, the U.S. Treasury Department and the Federal Housing Finance Agency ("FHFA") announced that Fannie Mae and Freddie Mac would be placed in conservatorship under the FHFA. On June 16, 2010, FHFA ordered Fannie Mae's and Freddie Mac's stock de-listed from the New York Stock Exchange after the price of common stock in Fannie Mae fell below the New York Stock Exchange's minimum average closing price of $1 for more than 30 days. The long-term effect that this conservatorship will have on Fannie Mae and Freddie Mac's debt and equity and on securities guaranteed by Fannie Mae and Freddie Mac is remains unclear.

•  The Portfolio's investment in asset-backed securities may be negatively impacted by interest rate fluctuations or when an issuer pays principal on an obligation held by the Portfolio earlier or later than expected. These events may affect their value and the return on your investment.

•  The Portfolio could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.

•  The Portfolio may purchase variable and floating rate instruments. Like all debt instruments, their value is dependent on the credit paying ability of the issuer. If the issuer were unable to make interest payments or default, the value of the securities would decline. The absence of an active market for these securities could make it difficult to dispose of them if the issuer defaults.

Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. When you invest in the Portfolio you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Performance Information

The chart and table below illustrate the variability of the Portfolio's long-term performance for Bedford Shares. The information shows you how the Portfolio's performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Portfolio's performance would be reduced. Effective May 28, 2010, Rule 2a-7

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under the Investment Company Act of 1940 (the "1940 Act") was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on 1940 Act rules then in effect and is not an indication of future returns.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:	1.26%	(quarter ended September 30, 2006)
Worst Quarter:	0.00%	(quarter ended March 31, 2010)

Year-to-date total return for the nine months ended September 30, 2012:  0.02%

Average Annual Total Returns for the Years Ended December 31, 2011

The table below shows the Portfolio's average annual total returns for the past calendar year, the past five calendar years and the past ten calendar years. Past performance (before and after taxes) is not necessarily an indicator of how the Fund will perform in the future.

	1 Year	5 Years	10 Years
Money Market Portfolio	0.02%	1.38%	1.56%

Current Yield: The seven-day yield for the period ended December 31, 2011 for the Portfolio was 0.02%. You may call (800) 888-9723 to obtain the current seven-day yield of the Portfolio.

Management of the Fund

Investment Adviser
BlackRock Advisors, LLC

Purchase and Sale of Fund Shares

Minimum Initial Investment: $1,000
Minimum Additional Investment: $100

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You can only purchase and redeem Shares of the Portfolio on days the New York Stock Exchange ("NYSE") is open. Purchases of Bedford Shares may be effected through an account with your broker-dealer through procedures and requirements established by your broker. Shares of the Fund may also be purchased and redeemed directly through the Company by the means described below.

Regular Mail:	Overnight Mail:
The RBB Fund – Money Market Portfolio (Bedford Class) c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9841 Providence, RI 02940-8041	The RBB Fund – Money Market Portfolio (Bedford Class) c/o BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581

Purchase by Wire:

Before sending any wire, call BNY Mellon Investment Servicing (US) Inc. (the "Transfer Agent") at 1-800-888-9723 to confirm the current wire instructions for The RBB Fund – Money Market Portfolio (Bedford Class).

Redemption By Telephone:

If you selected the option on your account application, you may call the Portfolio's transfer agent at (800)-888-9723.

Redemption by Check:

If you are a direct investor or you do not have check writing privileges for your Account, the Company will provide to you forms of drafts ("checks") payable through The Bank of New York Mellon. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, your broker may establish a higher minimum. If you wish to use this check writing redemption procedure, you should complete specimen signature cards (available from BNY Mellon), and then forward such signature cards to BNY Mellon.

Taxes

The Portfolio intends to make distributions that will generally be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS AND RISKS

The Company's Board of Directors can change the investment goal of the Portfolio without shareholder approval. Shareholders will be given notice before any such change is made.

The Portfolio is required to comply with SEC requirements with respect to the liquidity of the Portfolio's investments. Specifically, the Portfolio will be required to hold at least 10% of its total assets in "daily liquid assets" and the Portfolio will be required to hold at least 30% of its total assets in "weekly liquid assets." Daily liquid assets include cash (including time deposits), U.S. Treasury securities and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day. Weekly liquid assets include cash (including time deposits), U.S. Treasury securities, agency discount notes with remaining maturities of 60 days or less and securities (including time deposits) that will mature or are subject to a demand feature that is exercisable and payable within five business days. In addition, the Portfolio's investments in illiquid securities will be limited to 5% of the Portfolio's total assets.

Under guidelines established by the Company's Board of Directors, the Portfolio will only purchase securities if such securities or their issuers have (or such securities are guaranteed or otherwise supported by entities which have) short-term debt ratings at the time of purchase in one of the two highest rating categories from at least two nationally recognized statistical ratings organizations ("NRSRO"), or one such rating if the security is rated by only one NRSRO. Securities that are unrated must be determined by the Adviser to be of comparable quality. Also, the Portfolio will be prohibited from (i) investing more than 3% of total assets in second-tier securities, (ii) investing more than 1/2 of 1% of total assets in second-tier securities issued by any single issuer, and (iii) acquiring second-tier securities with a remaining maturity of more than 45 days.

The dollar-weighted average maturity of all the investments of the Portfolio will be 60 days or less and the dollar-weighted average life of all of the investments of the Portfolio without regard to maturity shortening provisions applicable to variable and floating rate securities will be 120 days or less. Only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements) will be purchased.

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PORTFOLIO MANAGEMENT

Investment Adviser

BALLC, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BALLC, which has its principal offices at 100 Bellevue Parkway, Wilmington, Delaware 19809 has served as the Portfolio's investment adviser since June 30, 2011. Prior thereto, BlackRock Institutional Management Corporation ("BIMC"), an affiliate of BALLC, served as the Portfolio's investment adviser. BALLC is a wholly-owned indirect subsidiary of BlackRock, Inc. ("BlackRock"). BlackRock and its affiliates had approximately $3.673 trillion in assets under management as of September 30, 2012.

Pursuant to an investment advisory agreement with the Company, the Adviser is entitled to an advisory fee computed daily and payable monthly at the annual rate of up to 0.45% of the Portfolio's average daily net assets. The Adviser has contractually agreed to waive fees and/or reimburse expenses for the Portfolio such that Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding certain Portfolio expenses) do not exceed 0.25%. The following expenses are excluded from the contractual limitation: (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Portfolio as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Portfolio's investments; (iv) Distribution and Servicing (12b-1) Fees; and (v) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Portfolio's business, if any) of the Bedford Shares of the Portfolio. (Items (i), (ii), (iii), (iv) and (v) in the preceding sentence are referred to in this Prospectus as "Dividend Expenses, Interest Expenses, Acquired Fund Fees and Expenses, Distribution and Service (12b-1) Fees and certain other Portfolio expenses"). Because Distribution and Service (12b-1) fees and certain other Portfolio expenses are excluded from the contractual limitation, net Total Annual Portfolio Operating Expenses are expected to exceed the contractual limitation. This contractual limitation is in effect through December 31, 2013 and may not be terminated without the approval of the Company's Board of Directors. The Adviser may terminate this arrangement at any time after December 31, 2013. For the fiscal year ended August 31, 2012, the Portfolio paid advisory fees, after waivers, of 0.13% of the Portfolio's average daily net assets. Had fee waivers not been in place, the Adviser would have received 0.40% of the Portfolio's average daily net assets in investment advisory fees from the Portfolio.

In addition to the contractual limitation, BALLC has also voluntarily agreed to waive a portion of its fees and/or reimburse expenses to enable the Portfolio to maintain minimum levels of daily net asset investment income. BALLC may discontinue this waiver and/or reimbursement at any time without notice.

A discussion regarding the basis for the Company's Board of Directors approving the Portfolio's investment advisory agreement with BALLC is available in the Portfolio's annual report to shareholders dated August 31, 2012.

Disclosure of Portfolio Holdings

A description of the Company's policies and procedures with respect to the disclosure of the Portfolio's underlying investments is available in the SAI.

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SHAREHOLDER INFORMATION

Pricing Shares

BNY Mellon determines the Portfolio's NAV per share daily at 4:00 p.m., Eastern time, each day on which both the NYSE and the Federal Reserve Bank of Philadelphia (the "FRB") are open. These entities are generally open Monday through Friday, except national holidays. Currently, the only days on which the NYSE is open and the FRB is closed are Columbus Day and Veterans Day and the only day on which the NYSE is closed and the FRB is open is Good Friday. The Portfolio seeks to maintain a net asset value of $1.00 per share. The NAV is calculated by dividing the Portfolio's total assets, less its liabilities, by the number of shares outstanding. The Portfolio values its securities on the basis of the amortized cost method. This method values a Portfolio holding initially at its cost and then assumes a constant amortization to maturity of any discount or premium. The amortized cost method ignores any impact of changing interest rates.

During certain emergency closings of the NYSE, however, the Portfolio may open for business if it can maintain its operations. In this event, the Portfolio will determine its NAV as described above. To determine if the Portfolio is open for business on a day the NYSE is closed for an emergency, please contact us by calling the telephone number listed on the last page of this prospectus.

On any business day when the Securities Industry and Financial Markets Association ("SIFMA") recommends that the securities markets close early, the Portfolio reserves the right to close at or prior to the SIFMA recommended closing time. If the Portfolio does so, the Transfer Agent will process purchase orders and redemption requests received after the Portfolio's closing time on the next business day. In 2013, the SIFMA recommends a 2:00 p.m. close on March 28, May 24, November 29, December 24 and December 31.

Market Timing

In accordance with the policy adopted by the Company's Board of Directors, the Company discourages and does not accommodate market timing and other excessive trading practices. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Portfolio performance and result in dilution in the value of Portfolio Shares held by long-term shareholders. The Company and the Adviser reserve the right to (i) reject a purchase or exchange order, (ii) delay payment of immediate cash redemption proceeds for up to seven calendar days, (iii) revoke a shareholder's privilege to purchase Portfolio Shares (including exchanges), or (iv) limit the amount of any exchange involving the purchase of Portfolio Shares. An investor may receive notice that their purchase order or exchange has been rejected after the day the order is placed or after acceptance by a financial intermediary. It is currently expected that a shareholder would receive notice that its purchase order or exchange has been rejected within 48 hours after such purchase order or exchange has been received by the Company in good order. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise their right if, in the Company's (or the Adviser's) judgment, an investor has a history of excessive trading or if an investor's trading, in the judgment of the Company or the Adviser, has been or may be disruptive to the Portfolio. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Portfolio and its shareholders or would subordinate the interests of the Portfolio and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

If necessary, the Company may prohibit additional purchases of Portfolio shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers' trading activities in the Portfolio. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company's excessive trading policies, the Company may take certain actions, including terminating the relationship.

8

Purchase of Shares

General. You may purchase Bedford Shares through an account maintained by your brokerage firm (the "Account") and you may also purchase Shares directly by mail or wire. The minimum initial investment is $1,000, and the minimum subsequent investment is $100. The Company in its sole discretion may accept or reject any order for purchases of Bedford Shares.

Purchases will be effected at the NAV next determined after BNY Mellon, the Company's Transfer Agent and administrative and accounting agent, has received a purchase order in good order and the Company's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two business days after the check is received. A "business day" is any day that both the NYSE and the FRB are open. On any business day, orders which are accompanied by Federal Funds and received by the Company by 4:00 p.m. Eastern time, and orders as to which payment has been converted into Federal Funds by 4:00 p.m. Eastern time, will be executed as of 4:00 p.m. Eastern time on that business day. Orders which are accompanied by Federal Funds and received by the Company after the close of regular trading on the NYSE, and orders as to which payment has been converted to Federal Funds after the close of regular trading on the NYSE on a business day will be processed as of 4:00 p.m. Eastern time on the following business day. The Company's officers are authorized to waive the minimum initial and subsequent investment requirements.

Purchases through an Account. Purchases of Bedford Shares may be effected through an Account with your broker through procedures and requirements established by your broker. In such event, beneficial ownership of Bedford Shares will be recorded by your broker and will be reflected in the Account statements provided to you by your broker. Your broker may impose minimum investment Account requirements. Even if your broker does not impose a sales charge for purchases of Bedford Shares, depending on the terms of your Account with your broker, the broker may charge to your Account fees for automatic investment and other services provided to your Account. Information concerning Account requirements, services and charges should be obtained from your broker, and you should read this prospectus in conjunction with any information received from your broker. Shares are held in the street name account of your broker and if you desire to transfer such shares to the street name account of another broker, you should contact your current broker.

A broker with whom you maintain an Account may offer you the ability to purchase Bedford Shares under an automatic purchase program (a "Purchase Program") established by a participating broker. If you participate in a Purchase Program, then you will have your "free-credit" cash balances in your Account automatically invested in Shares of the Bedford Class. The frequency of investments and the minimum investment requirement will be established by the broker and the Company. In addition, the broker may require a minimum amount of cash and/or securities to be deposited in your Account to participate in its Purchase Program. The description of the particular broker's Purchase Program should be read for details, and any inquiries concerning your Account under a Purchase Program should be directed to your broker.

If your broker makes special arrangements under which orders for Bedford Shares are received by BNY Mellon prior to 4:00 p.m. Eastern time, and your broker guarantees that payment for such Shares will be made in available Federal Funds to the Company's custodian prior to the close of regular trading on the NYSE on the same day, such purchase orders will be effective and Shares will be purchased at the offering price in effect as of 4:00 p.m. Eastern time on the date the purchase order is received by BNY Mellon. Otherwise, if the broker has not made such an arrangement, pricing of Shares will occur as described above under "General."

Direct Purchases. You may also make direct investments at any time in the Bedford Class through any broker-dealer (a "Dealer") that has entered into a dealer agreement with the Company's distributor, Foreside Funds Distributors, LLC, formerly known as BNY Mellon Distributors, Inc. (the "Distributor"). You may make an initial investment in the Bedford Class by mail by fully completing and signing an application obtained from a Dealer (the "Application"), and mailing it, together with a check payable to "The RBB Fund – Money Market Portfolio (Bedford Class)," to Bedford Money Market Portfolio, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9841, Providence, RI 02940-8041; for overnight

9

delivery mail to The RBB Fund – Money Market Portfolio (Bedford Class), c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581. The Application will be returned to you unless it contains the name of the Dealer from whom you obtained it. Subsequent purchases may be made through a Dealer or by forwarding payment to the Company's transfer agent at the foregoing address.

Provided that your investment is at least $2,500, you may also purchase Shares by having your bank or Dealer wire Federal Funds to the Company's custodian, The Bank of New York Mellon ("BNY"). Your bank or Dealer may impose a charge for this service. The Company does not currently charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of your Federal Funds wire, for an initial investment, it is important that you follow these steps:

A.  Telephone the Company's transfer agent, BNY Mellon, toll-free at (800) 888-9723 and provide your name, address, telephone number, social security or tax identification number, the amount being wired, and by which bank or Dealer. BNY Mellon will then provide you with an account number. (If you have an existing account, you should also notify BNY Mellon prior to wiring funds.)

B.  Fully complete and sign the Application and mail it to the address shown thereon. BNY Mellon will not process initial purchases until it receives a fully completed and signed Application.

For subsequent investments, you should follow steps A and B above.

Good Order. A request to purchase Shares of the Portfolio is in good order if it includes the name of the Portfolio, the dollar amount or number of Shares to be purchased, and a completed Application (initial direct investment through a Dealer). Purchase requests not in good order may be rejected.

Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

Retirement Plans. Bedford Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs. A $15.00 custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact the Distributor or your broker. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with your tax advisor.

Purchases in Kind. In certain circumstances, Shares of the Portfolio may be purchased "in kind" (i.e. in exchange for securities, rather than cash). The securities rendered in connection with an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable in accordance with the Company's valuation procedures. Securities accepted by the Portfolio will be valued, as set forth in this Prospectus, as of the time of the next determination of net asset value after such acceptance. The Shares of the Portfolio that are issued to the investor in exchange for the securities will be determined as of the same time. All dividends, subscriptions, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Portfolio and must be delivered to the Portfolio by the investor upon receipt from the issuer. The Portfolio will not accept securities in exchange for its Shares unless such securities are, at the time of the exchange, eligible to be held by the Portfolio and

10

satisfy such other conditions as may be imposed by the Adviser or the Company. Purchases in-kind may result in the recognition of gain or loss for federal income tax purposes on the securities transferred to the Portfolio.

Redemption of Shares

General. Redemption orders are effected at the NAV per share next determined after receipt of the order in good order by the Transfer Agent. The Portfolio generally calculates its NAV once daily at 4:00 p.m. Eastern time on each day on which both the NYSE and the FRB are open. You may redeem all or some of your Shares in accordance with one of the procedures described below.

Redemption of Shares in an Account. If you beneficially own Bedford Shares through an Account, you may redeem Bedford Shares in your Account in accordance with instructions and limitations pertaining to your Account by contacting your broker. If the redemption request is received by BNY Mellon by 4:00 p.m. Eastern time on any business day, the redemption will be effective as of 4:00 p.m. Eastern time on that day. Payment of the redemption proceeds will be made after 4:00 p.m. Eastern time on the day the redemption is effected, provided that the Company's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If all of your Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

Your brokerage firm may also redeem each day a sufficient number of Shares of the Bedford Class to cover debit balances created by transactions in your Account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit balance or charge.

Each brokerage firm reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.

Redemption of Shares Owned Directly. If you own Shares directly, you may redeem any number of Shares by sending a written request to The RBB Fund – Money Market Portfolio (Bedford Class) c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9841, Providence, RI 02940-8041; for overnight delivery mail to The RBB Fund – Money Market Portfolio (Bedford Class), c/o BNY Mellon Global Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581. It is recommended that such requests be sent by registered or certified mail if share certificates accompany the request. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, each signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion signature guarantee program recognized by the Securities Transfer Association. A medallion imprint or medallion stamp indicates that the financial institution is a member of a medallion signature guarantee program and is an acceptable signature guarantor. The three recognized medallion programs are Securities Transfer Agents Medallion Program ("STAMP"), Stock Exchanges Medallion Program ("SEMP") and New York Stock Exchange, Inc. Medallion Signature Program ("MSP"). Signature guarantees that are not part of these programs will not be accepted.

If you are a direct investor, you may redeem your Shares without charge by telephone if you have completed and returned an Application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, you must submit a Telephone Authorization Form to BNY Mellon. This form is available from BNY Mellon. Once this election has been made, you may simply contact BNY Mellon by telephone to request the redemption by calling (800) 888-9723. Neither the Company, the Distributor, the Portfolio, BNY Mellon nor any other Company agent will be liable for any loss, liability, cost or expense for following the procedures below or for following instructions communicated by telephone that they reasonably believe to be genuine.

The Company's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, and the account social security number, all of which must match the Company's records; (3) requiring the Company's service representative

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to complete a telephone transaction form, listing all of the above caller identification information; (4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five business days of the call; and (6) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners or other industry professionals, additional documentation or information regarding the scope of authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by attorney-in-fact under power of attorney.

Proceeds of a telephone redemption request will be mailed by check to your registered address unless you have designated in your Application or Telephone Authorization Form that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to your bank account on the next day that a wire transfer can be effected. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. The Company may modify this redemption service at any time or charge a service fee upon prior notice to shareholders. A wire charge of $7.50 is assessed and charged to the shareholder.

Redemption by Check. If you are a direct investor or you do not have check writing privileges for your Account, the Company will provide to you forms of drafts ("checks") payable through BNY. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, your broker may establish a higher minimum. If you wish to use this check writing redemption procedure, you should complete specimen signature cards (available from BNY Mellon), and then forward such signature cards to BNY Mellon. BNY Mellon will then arrange for the checks to be honored by BNY. If you own Shares through an Account, you should contact your broker for signature cards. Investors with joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to BNY rules governing checks. An investor will be able to stop payment on a check redemption. The Company or BNY may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

When a check is presented to BNY for clearance, BNY, as your agent, will cause the Company to redeem a sufficient number of your full and fractional Shares to cover the amount of the check. Pursuant to rules under the 1940 Act, checks may not be presented for cash payment at the offices of BNY. This limitation does not affect checks used for the payment of bills or cash at other banks.

Additional Redemption Information. The Company ordinarily will make payment for all Shares redeemed within seven days after receipt by BNY Mellon of a redemption request in good order. Although the Company will redeem Shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. You should consider purchasing Shares using a certified or bank check or money order if you anticipate an immediate need for redemption proceeds. Redemption proceeds will ordinarily be paid within seven business days after a redemption request is received by the Transfer Agent in good order. The Portfolio may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the SEC.

The Company does not impose a charge when Shares are redeemed. The Company reserves the right to redeem any account in the Bedford Class involuntarily, on thirty days' notice, if such account falls below $500 and during such 30-day notice period the amount invested in such account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the SEC.

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If the Company's Board of Directors determines that it would be detrimental to the best interest of the remaining shareholders of the Portfolio to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Portfolio instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of investment securities so received in payment of redemptions. If a shareholder receives redemption proceeds in-kind, the shareholder will bear the market risk of the securities received in the redemption until their disposition and should expect to incur transaction costs upon the disposition of the securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that the Portfolio is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Portfolio.

In the event of a determination by the Company's Board of Directors pursuant to Rule 22e-3 under the 1940 Act (i.e. that a deviation between the Portfolio's amortized cost price per share and its current NAV per share using available market quotations may result in a material dilution or other unfair results to shareholders), the Portfolio may suspend redemptions and postpone payment of redemption proceeds in order to facilitate an orderly liquidation of the Portfolio.

The Portfolio may assert the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Portfolio for any loss sustained by reason of your failure to make full payment for shares of the Portfolio you previously purchased or subscribed for.

Good Order. A redemption request is considered to be in good order when all necessary information is provided and all required documents are properly completed, signed and delivered. Redemption requests not in good order may be delayed.

Dividends and Distributions

The Company will distribute substantially all of the net investment income and net realized capital gains, if any, of the Portfolio to shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Bedford Class unless a shareholder elects otherwise.

The net investment income (not including any net realized capital gains) earned by the Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record as of the determination of NAV made as of 4:00 p.m. (Eastern time) each day. Shares will begin accruing dividends on the day the purchase order for the Shares is effected and continue to accrue dividends through the day before such Shares are redeemed. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.

Taxes

Distributions from the Portfolio will generally be taxable to shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional Shares. The Portfolio contemplates declaring as dividends each year all or substantially all of its net taxable income. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Distributions from the Portfolio will generally be taxable to you in the taxable year in which they are paid, with one exception. Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Portfolio on December 31 of such year if such dividends are actually paid during January of the following year.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including distributions received from the Portfolio) of individuals, estates and trusts to the extent "modified gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount.

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The Portfolio will be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to backup withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Portfolio that he or she is not subject to backup withholding when required to do so or that he or she is an "exempt recipient." The current backup withholding rate is 28%.

Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of a regulated investment company such as the Portfolio, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Portfolio's net capital gains (the excess of net long-term capital gains over net short-term capital loss) and, for taxable years of the Portfolio beginning before January 1, 2014, dividends attributable to the Portfolio's interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Portfolio.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in the Portfolio is effectively connected with that trade or business, or a foreign individual investor is present in the United States for 183 days or more in a calendar year, then the foreign investor's income from the Portfolio will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

Beginning January 1, 2014, the Portfolio will be required to withhold 30% tax on certain payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Portfolio.

The foregoing is only a summary of certain U.S. tax considerations under the current law, which may be subject to change in the future. Shareholders may also be subject to state and local taxes on distributions. Except where otherwise noted, the summary assumes you are a U.S. citizen or resident or otherwise subject to U.S. federal income tax. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different United States Federal income tax treatment. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is contained in the SAI.

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DISTRIBUTION ARRANGEMENTS

Bedford Shares of the Portfolio are sold without a sales load on a continuous basis by the Distributor, whose principal business address is at 400 Berwyn Park, 899 Casset Road, Berwyn, PA 19312.

The Board of Directors of the Company approved a Distribution Agreement and adopted a separate Plan of Distribution for the Bedford Class (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Bedford Class a distribution fee, which is accrued daily and paid monthly, of up to 0.65% on an annualized basis of the average daily net assets of the Bedford Class. The actual amount of such compensation is agreed upon from time to time by the Company's Board of Directors and the Distributor. Under the Distribution Agreement, the Distributor has agreed to accept compensation for its services thereunder and under the Plan in the amount of 0.65% of the average daily net assets of the Bedford Class on an annualized basis in any year. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee. Effective March 13, 2009, the Distributor has agreed to voluntarily waive a portion of the Distribution and Service (12b-1) Fees to the extent necessary to maintain a minimum annualized net yield greater than 0.00%.

Under the Distribution Agreement and the Plan, the Distributor may reallocate an amount up to the full fee that it receives to financial institutions, including broker-dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of the Bedford Class serviced by such financial institutions. The Distributor may also reimburse broker-dealers for other expenses incurred in the promotion of the sale of Bedford Shares. The Distributor and/or broker-dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Bedford Class as well as for related direct mail, advertising and promotional expenses.

The Plan obligates the Company, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Bedford Class the fee agreed to under the Distribution Agreement. Payments under the Plan are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE PORTFOLIO'S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

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FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Bedford Share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Portfolio's financial statements audited by PricewaterhouseCoopers LLP ("PwC") for each of the two fiscal years in the period ended August 31, 2012, the Portfolio's independent registered public accounting firm, and by Deloitte & Touche LLP ("Deloitte & Touche") for each of the three fiscal years in the period ended August 31, 2010. This information should be read in conjunction with the Portfolio's financial statements which, together with PwC's report, are included in the Portfolio's annual report, which is available upon request (see back cover for ordering instructions).

Financial Highlights
(For a Bedford Share Outstanding Throughout Each Year)

Money Market Portfolio

	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009	For the Year Ended August 31, 2008
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	0.0003	0.0002	0.0003	0.0074	0.0307
Net gains (losses) on securities	— (b)	— (b)	— (b)	— (b)	— (b)
Total net income from investment operations	0.0003	0.0002	0.0003	0.0074	0.0307
Less dividends and distributions:
Dividends (from net investment income)	(0.0003)	(0.0002)	(0.0003)	(0.0074)	(0.0307)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	0.03%	0.02%	0.03%	0.74%	3.12%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$641,711	$721,145	$593,570	$545,194	$319,387
Ratios of expenses to average net assets (a)	0.25%	0.27%	0.31%	0.69%	0.90%
Ratios of net investment income to average net assets	0.02%	0.02%	0.02%	0.65%	2.94%

(a)  Without the waiver of advisory fees, distribution fees and/or reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Bedford Class of the Money Market Portfolio would have been 1.15%, 1.12%, 1.18%, 1.24% and 1.23% for the years ended August 31, 2012, 2011, 2010, 2009 and 2008 respectively.

(b)  Amount is less than $0.00005 per share.

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Customer Service

For questions regarding your ShareBuilder account please call 1-800-SHRBLDR (1-800-747-2537) or visit ShareBuilder online at ShareBuilder.com. Please be aware that ShareBuilder Customer Service Agents are not able to place a trade for you over the phone, open your account over the phone, or provide any type of financial advice or recommendations.

Written Correspondence

Post Office Address:	ShareBuilder – Bedford Shares of The RBB Money Market Portfolio c/o Capital One ShareBuilder, Inc. P.O. Box 4249 Seattle, WA 98194-0249
Street Address:	ShareBuilder – Bedford Shares of The RBB Money Market Portfolio c/o Capital One ShareBuilder, Inc. 83 South King Street; Suite 700 Seattle, WA 98104

INVESTMENT COMPANY ACT FILE NO. 811-05518

SANSOM STREET SHARES OF THE
Money Market Portfolio

of

The RBB Fund, Inc.

Ticker: SANXX

This prospectus gives vital information about this money market mutual fund, advised by BlackRock Advisors, LLC ("BALLC" or the "Adviser"), including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference.

Please note that the Money Market Portfolio:

■  is not a bank deposit;

■  is not federally insured;

■  is not an obligation of, or guaranteed or endorsed by The Bank of New York Mellon or any other bank;

■  is not an obligation of, or guaranteed or endorsed or otherwise supported by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency;

■  is not guaranteed to achieve its goals; and

■  may not be able to maintain a stable $1 share price and you may lose money.

THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

PROSPECTUS  December 31, 2012

A look at the goals, strategies, risks, expenses and financial history of the portfolio.

Details about the service providers.

Policies and instructions for opening, maintaining and closing an account in the portfolio.

Details on the distribution plan.

SUMMARY SECTION	1
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS AND RISKS	6
PORTFOLIO MANAGEMENT	7
Investment Adviser	7
Disclosure of Portfolio Holdings	7
SHAREHOLDER INFORMATION	8
Pricing Shares	8
Market Timing	8
Purchase of Shares	9
Redemption of Shares	10
Dividends and Distributions	13
Taxes	13
FINANCIAL HIGHLIGHTS	15
FOR MORE INFORMATION	Back Cover

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SUMMARY SECTION

Investment Goal

The Money Market Portfolio (the "Portfolio") of The RBB Fund, Inc. (the "Company") seeks to generate current income, to provide you with liquidity and to protect your investment.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Sansom Street Shares of the Portfolio.

Annual Portfolio Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.40%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.10%
Total Annual Portfolio Operating Expenses	0.50%
Less Fee Waivers and Expense Reimbursements	(0.25)%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.25%

1.  Management fees include investment advisory and administration fees. The Adviser has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit the Portfolio's Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expenses, Interest Expenses, Acquired Fund Fees and Expenses, Distribution and Service (12b-1) Fees and certain other Portfolio expenses) to 0.25%. In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the expenses excluded from the contractual limitation are not taken into account and could cause net Total Annual Portfolio Operating Expenses to exceed 0.25%. This contractual limitation is in effect through December 31, 2013 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. The Adviser may terminate this arrangement at any time after December 31, 2013.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Sansom Street	$26	$135	$255	$604

Summary of Principal Investment Strategies

The Portfolio invests in a diversified investment portfolio of short term, high quality, U.S. dollar-denominated instruments, including government, bank, commercial and other obligations.

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Specifically, the Portfolio may invest in:

•  U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks).

•  High quality commercial paper and other obligations issued or guaranteed (or otherwise supported) by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor's®, Prime-2 or higher by Moody's Investor's Service, Inc. or F-2 or higher by Fitch, Inc., as well as high quality corporate bonds rated AA (or Aa) or higher at the time of purchase by those rating agencies. These ratings must be provided by at least two rating agencies or by the only rating agency providing a rating.

•  Unrated notes, paper and other instruments that are determined by the Adviser to be of comparable quality to the instruments described above.

•  Asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables).

•  Securities issued or guaranteed by the U.S. government or by its agencies or authorities.

•  Dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities.

•  Securities issued or guaranteed by state or local governmental bodies.

•  Repurchase agreements relating to the above instruments.

The Portfolio seeks to maintain a net asset value of $1.00 per share. At least 25% of the Portfolio's total assets will be invested in banking obligations.

Principal Risks

•  The value of money market investments tends to fall when current interest rates rise. Money market investments are generally less sensitive to interest rate changes than longer-term securities.

•  The Portfolio's investment securities may not earn as high a level of income as longer-term or lower quality securities, which generally have greater risk and more fluctuation in value.

•  The Portfolio's concentration of its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.

•  The obligations of foreign banks and other foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, political and economic instability, less stringent regulatory requirements and less market liquidity.

•  Unrated notes, paper and other instruments may be subject to the risk that an issuer may default on its obligation to pay interest and repay principal.

•  The obligations issued or guaranteed by state or local governmental bodies may be issued by entities in the same state and may have interest which is paid from revenues of similar projects. As a result, changes in economic, business or political conditions relating to a particular state or types of projects may impact the Portfolio.

•  Treasury obligations differ only in their interest rates, maturities and time of issuance. These differences could result in fluctuations in the value of such securities depending upon the market. Obligations of U.S. government

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agencies and authorities are supported by varying degrees of credit. The U.S. government gives no assurances that it will provide financial support to its agencies and authorities if it is not obligated by law to do so. Default in these issuers could negatively impact the Portfolio.

•  In September 2008, the U.S. Treasury Department and the Federal Housing Finance Agency ("FHFA") announced that Fannie Mae and Freddie Mac would be placed in conservatorship under the FHFA. On June 16, 2010, FHFA ordered Fannie Mae's and Freddie Mac's stock de-listed from the New York Stock Exchange after the price of common stock in Fannie Mae fell below the New York Stock Exchange's minimum average closing price of $1 for more than 30 days. The long-term effect that this conservatorship will have on Fannie Mae and Freddie Mac's debt and equity and on securities guaranteed by Fannie Mae and Freddie Mac remains unclear.

•  The Portfolio's investment in asset-backed securities may be negatively impacted by interest rate fluctuations or when an issuer pays principal on an obligation held by the Portfolio earlier or later than expected. These events may affect their value and the return on your investment.

•  The Portfolio could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.

•  The Portfolio may purchase variable and floating rate instruments. Like all debt instruments, their value is dependent on the credit paying ability of the issuer. If the issuer were unable to make interest payments or default, the value of the securities would decline. The absence of an active market for these securities could make it difficult to dispose of them if the issuer defaults.

Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. When you invest in the Portfolio you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Performance Information

The chart and table below illustrate the variability of the Portfolio's long-term performance for Sansom Street Shares. The information shows you how the Portfolio's performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Portfolio's performance would be reduced. Effective May 28, 2010, Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act") was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on 1940 Act rules then in effect and is not an indication of future returns.

3

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter: 1.28% (quarter ended September 30, 2007)

Worst Quarter: 0.01% (quarter ended June 30, 2011)

Year-to-date total return for the nine months ended September 30, 2012: 0.03%

Average Annual Total Returns for the Years Ended December 31, 2011

The table below shows the Portfolio's average annual total returns for the past calendar year, the past five calendar years and the past ten calendar years. Past performance (before and after taxes) is not necessarily an indicator of how the Fund will perform in the future.

	1 Year	5 Years	10 Years
Money Market Portfolio	0.05%	1.69%	2.04%

Current Yield: The seven-day yield for the period ended December 31, 2011 for the Portfolio was 0.04%. You may call (800) 430-9618 to obtain the current seven-day yield of the Portfolio.

Management of the Fund

Investment Adviser
BlackRock Advisors, LLC

Purchase and Sale of Fund Shares

Minimum Initial Investment: $1,500

You can only purchase and redeem Shares of the Portfolio on days the New York Stock Exchange ("NYSE") is open. Shares may be purchased through The Bank of New York Mellon or its affiliates acting on behalf of customers or through

4

a broker-dealer that has entered into a dealer agreement with the Company's distributor. Shares of the Fund may also be purchased and redeemed directly through the Company by the means described below:

Regular Mail:	Overnight Mail:
The RBB Fund – Money Market Portfolio (Sansom Street Class) c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9841 Providence, RI 02940-8041	The RBB Fund – Money Market Portfolio (Sansom Street Class) c/o BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581

Redemption By Telephone:

If you selected the option on your account application, you may call the BNY Mellon Investment Servicing (US) Inc. (the "Transfer Agent") at (800) 888-9723.

Redemption by Check:

If you are a direct investor or you do not have check writing privileges for your account, the Company will provide forms of drafts ("checks") payable through The Bank of New York Mellon. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, a Dealer may establish a higher minimum. If you wish to use this check writing redemption procedure, you should complete specimen signature cards (available from BNY Mellon), and forward them to BNY Mellon.

Taxes

The Portfolio intends to make distributions that will generally be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

5

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS AND RISKS

The Company's Board of Directors can change the investment goal of the Portfolio without shareholder approval. Shareholders will be given notice before any such change is made.

The Portfolio is required to comply with SEC requirements with respect to the liquidity of the Portfolio's investments. Specifically, the Portfolio will be required to hold at least 10% of its total assets in "daily liquid assets" and the Portfolio will be required to hold at least 30% of its total assets in "weekly liquid assets." Daily liquid assets include cash (including time deposits), U.S. Treasury securities and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day. Weekly liquid assets include cash (including time deposits), U.S. Treasury securities, agency discount notes with remaining maturities of 60 days or less and securities (including time deposits) that will mature or are subject to a demand feature that is exercisable and payable within five business days. In addition, the Portfolio's investments in illiquid securities will be limited to 5% of the Portfolio's total assets.

Under guidelines established by the Company's Board of Directors, the Portfolio will only purchase securities if such securities or their issuers have (or such securities are guaranteed or otherwise supported by entities which have) short-term debt ratings at the time of purchase in the two highest rating categories from at least two nationally recognized statistical ratings organizations ("NRSRO"), or one such rating if the security is rated by only one NRSRO. Securities that are unrated must be determined by the Adviser to be of comparable quality. Also, the Portfolio will be prohibited from (i) investing more than 3% of total assets in second-tier securities, (ii) investing more than 1/2 of 1% of total assets in second-tier securities issued by any single issuer, and (iii) acquiring second-tier securities with a remaining maturity of more than 45 days.

The dollar-weighted average maturity of all the investments of the Portfolio will be 60 days or less and the dollar-weighted average life of all of the investments of the Portfolio without regard to maturity shortening provisions applicable to variable and floating rate securities will be 120 days or less. Only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements) will be purchased.

6

PORTFOLIO MANAGEMENT

Investment Adviser

BALLC, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BALLC, which has its principal offices at 100 Bellevue Parkway, Wilmington, Delaware 19809, has served as the Portfolio's investment adviser since June 30, 2011. Prior thereto, BlackRock Institutional Management Corporation ("BIMC"), an affiliate of BALLC, served as the Portfolio's investment adviser. BALLC is a wholly-owned indirect subsidiary of BlackRock, Inc. ("BlackRock"). BlackRock and its affiliates had approximately $3.673 trillion in assets under management as of September 30, 2012.

Pursuant to an investment advisory agreement with the Company, the Adviser is entitled to an advisory fee computed daily and payable monthly at the annual rate of up to 0.45% of the Portfolio's average daily net assets. The Adviser has contractually agreed to waive fees and/or reimburse expenses for the Portfolio such that Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding certain Portfolio expenses) do not exceed 0.25%. The following expenses are excluded from the contractual limitation: (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Portfolio as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Portfolio's investments; (iv) Distribution and Servicing (12b-1) Fees; and (v) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Portfolio's business, if any) of the Sansom Street Shares of the Portfolio. (Items (i), (ii), (iii), (iv) and (v) in the preceding sentence are referred to in this Prospectus as "Dividend Expenses, Interest Expenses, Acquired Fund Fees and Expenses, Distribution and Service (12b-1) Fees and certain other Portfolio expenses"). In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the expenses excluded from the contractual limitation are not taken into account and could cause net Total Annual Portfolio Operating Expenses to exceed 0.25%. This contractual limitation is in effect through December 31, 2013 and may not be terminated without the approval of the Company's Board of Directors. The Adviser may terminate this arrangement at any time after December 31, 2013. For the fiscal year ended August 31, 2012, the Portfolio paid advisory fees, after waivers, of 0.13% of the Portfolio's average daily net assets. Had fee waivers not been in place, the Adviser would have received 0.40% of the Portfolio's average daily net assets in investment advisory fees from the Portfolio.

In addition to the contractual limitation, BALLC has also voluntarily agreed to waive a portion of its fees and/or reimburse expenses to enable the Portfolio to maintain minimum levels of daily net asset investment income. BALLC may discontinue this waiver and/or reimbursement at any time without notice.

A discussion regarding the basis for the Company's Board of Directors approving the Portfolio's investment advisory agreement with BALLC is available in the Portfolio's annual report to shareholders dated August 31, 2012.

Disclosure of Portfolio Holdings

A description of the Company's policies and procedures with respect to the disclosure of the Portfolio's underlying investments is available in the Portfolio's Statement of Additional Information ("SAI").

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SHAREHOLDER INFORMATION

Pricing Shares

BNY Mellon determines the Portfolio's NAV per share daily at 4:00 p.m., Eastern time, each day on which both the NYSE and the Federal Reserve Bank of Philadelphia (the "FRB") are open. These entities are generally open Monday through Friday, except national holidays. Currently, the only days on which the NYSE is open and the FRB is closed are Columbus Day and Veterans Day and the only day on which the NYSE is closed and the FRB is open is Good Friday. The Portfolio seeks to maintain a net asset value of $1.00 per share. The NAV is calculated by dividing the Portfolio's total assets, less its liabilities, by the number of shares outstanding. The Portfolio values its securities on the basis of the amortized cost method. This method values a Portfolio holding initially at its cost and then assumes a constant amortization to maturity of any discount or premium. The amortized cost method ignores any impact of changing interest rates.

During certain emergency closings of the NYSE, however, the Portfolio may open for business if it can maintain its operations. In this event, the Portfolio will determine its NAV as described above. To determine if the Portfolio is open for business on a day the NYSE is closed for an emergency, please contact us by calling the telephone number listed on the last page of this prospectus.

On any business day when the Securities Industry and Financial Markets Association ("SIFMA") recommends that the securities markets close early, the Portfolio reserves the right to close at or prior to the SIFMA recommended closing time. If the Portfolio does so, the Transfer Agent will process purchase orders and redemption requests received after the Portfolio's closing time on the next business day. In 2013, the SIFMA recommends a 2:00 p.m. close on March 28, May 24, November 29, December 24 and December 31.

Market Timing

In accordance with the policy adopted by the Company's Board of Directors, the Company discourages and does not accommodate market timing and other excessive trading practices. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Portfolio performance and result in dilution in the value of Portfolio Shares held by long-term shareholders. The Company and the Adviser reserve the right to (i) reject a purchase or exchange order, (ii) delay payment of immediate cash redemption proceeds for up to seven calendar days, (iii) revoke a shareholder's privilege to purchase Portfolio Shares (including exchanges), or (iv) limit the amount of any exchange involving the purchase of Portfolio Shares. An investor may receive notice that their purchase order or exchange has been rejected after the day the order is placed or after acceptance by a financial intermediary. It is currently expected that a shareholder would receive notice that its purchase order or exchange has been rejected within 48 hours after such purchase order or exchange has been received by the Company in good order. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise their right if, in the Company's (or the Adviser's) judgment, an investor has a history of excessive trading or if an investor's trading, in the judgment of the Company or the Adviser, has been or may be disruptive to the Portfolio. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Portfolio and its shareholders or would subordinate the interests of the Portfolio and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

If necessary, the Company may prohibit additional purchases of Portfolio shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers' trading activities in the Portfolio. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company's excessive trading policies, the Company may take certain actions, including terminating the relationship.

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Purchase of Shares

General. Shares may be purchased through The Bank of New York Mellon or its affiliates ("BNY") acting on behalf of its customers, including individuals, trusts, partnerships and corporations who maintain accounts (such as custody, trust or escrow accounts) with BNY and who have authorized BNY to invest in the Sansom Street Class on a customer's behalf. Shares may also be purchased through a broker-dealer (a "Dealer") that has entered into a dealer agreement with the Company's distributor, Foreside Funds Distributors, LLC, formerly known as BNY Mellon Distributors, Inc. (the "Distributor"). The minimum initial investment is $1,500. There is no minimum subsequent investment. The Company in its sole discretion may accept or reject any order for purchases of Sansom Street Shares.

Purchases will be effected at the NAV next determined after BNY Mellon, the Company's Transfer Agent and administrative and accounting agent, has received a purchase order in good order and the Company's custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two business days after the check is received. A "business day" is any day that both the NYSE and the FRB are open. On any business day, orders which are accompanied by Federal Funds and received by the Company by 4:00 p.m. Eastern time, and orders as to which payment has been converted into Federal Funds by 4:00 p.m. Eastern time, will be executed as of 4:00 p.m. Eastern time on that business day. Orders which are accompanied by Federal Funds and received by the Company after the close of regular trading on the NYSE, and orders as to which payment has been converted to Federal Funds after the close of regular trading on the NYSE on a business day will be processed as of 4:00 p.m. Eastern time on the following business day. The Company's officers are authorized to waive the minimum initial and subsequent investment requirements.

Purchases through an Account with BNY Mellon or a Dealer. Sansom Street shares may be purchased through your accounts at BNY Mellon or a Dealer through procedures and requirements established by BNY Mellon or a Dealer. Confirmations of Share purchases and redemptions will be sent to BNY Mellon or the Dealer. Beneficial ownership of Sansom Street Shares will be recorded by BNY Mellon or the Dealer and reflected in your account statements provided by them. If you wish to purchase Sansom Street Shares, contact BNY Mellon or a Dealer.

BNY Mellon may also impose minimum customer account requirements. Although BNY Mellon does not impose a sales charge for purchases of Sansom Street Shares, depending upon the terms of your account, BNY Mellon may charge account fees for automatic investment and other cash management services. Information concerning these minimum account requirements, services and any charges will be provided by BNY Mellon before you authorize the initial purchase of Shares. This prospectus should be read in conjunction with any information you receive from BNY Mellon.

Direct Purchases through a Dealer. You may also make an initial investment by mail by fully completing and signing an application obtained from a Dealer (an "Application") and mailing it, together with a check payable to The RBB Fund – Money Market Portfolio (Sansom Street Class), c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9841, Providence, RI 02940; for overnight delivery mail to The RBB Fund – Money Market Portfolio (Sansom Street Class), c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581. An Application will be returned unless it contains the name of the Dealer from whom it was obtained. Subsequent purchases may be made through a Dealer or by forwarding payment to the Company's transfer agent at the address above.

Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Company in connection with the investment of fiduciary funds in Sansom Street Shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary funds in Sansom Street Shares.

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Good Order. A request to purchase Shares of the Portfolio is in good order if it includes the name of the Portfolio, the dollar amount of Shares to be purchased, and a completed Application (initial direct investment through a Dealer). Purchase requests not in good order may be rejected.

Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

Retirement Plans. Sansom Street Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs. A $15.00 retirement custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact the Distributor or your broker. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with your tax advisor.

Purchases in Kind. In certain circumstances, Shares of the Portfolio may be purchased "in kind" (i.e. in exchange for securities, rather than cash). The securities rendered in connection with an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable in accordance with the Company's valuation procedures. Securities accepted by the Portfolio will be valued, as set forth in this Prospectus, as of the time of the next determination of net asset value after such acceptance. The Shares of the Portfolio that are issued to the investor in exchange for the securities will be determined as of the same time. All dividends, subscriptions, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Portfolio and must be delivered to the Portfolio by the investor upon receipt from the issuer. The Portfolio will not accept securities in exchange for its Shares unless such securities are, at the time of the exchange, eligible to be held by the Portfolio and satisfy such other conditions as may be imposed by the Adviser or the Company. Purchases in-kind may result in the recognition of gain or loss for federal income tax purposes on the securities transferred to the Portfolio.

Redemption of Shares

General. Redemption orders are effected at the NAV per share next determined after receipt of the order in good order by the Transfer Agent. The Portfolio generally calculates its NAV once daily at 4:00 p.m Eastern time on each day on which both the NYSE and the FRB are open. It is the responsibility of BNY Mellon and Dealers to transmit promptly to BNY Mellon your redemption request. If you hold share certificates, the certificates must accompany the redemption request. You may redeem all or some of your Shares in accordance with one of the procedures described below.

Redemption of Shares in an Account at BNY Mellon. If you beneficially own Shares through an account at BNY Mellon, you may redeem Sansom Street Shares in accordance with instructions and limitations pertaining to your account. If the redemption request is received by BNY Mellon by 4:00 p.m. Eastern time on any business day, the redemption will be effective as of 4:00 p.m. Eastern time on that day. Payment for redemption orders effected before 4:00 p.m. Eastern time will be wired the same day in Federal Funds to your account at BNY Mellon, provided that the Company's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. No charge for wiring redemption payments is imposed by the Company, although BNY Mellon may charge your account for redemption services.

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Redemption of Shares in an Account for non-BNY Mellon customers. If you beneficially own Shares through an account at a Dealer, you may redeem Shares in your account in accordance with instructions and limitations pertaining to the account by contacting the Dealer. If such notice is received by BNY Mellon from the broker before 4:00 p.m. Eastern time on any business day, the redemption will be effective as of 4:00 p.m. Eastern time on that day. Payment of the redemption proceeds will be made after 4:00 p.m. Eastern time on the day the redemption is effected, provided that the Company's custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If all Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

A Dealer may also redeem each day a sufficient number of your Shares to cover debit balances created by transactions in your account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit-balance or charge.

Each Dealer reserves the right to waive or modify criteria for participation in an account or to terminate participation in an account for any reason.

Redemption of Shares Owned Directly. If you own Shares directly, you may redeem any number of Shares by sending a written request to The RBB Fund – Money Market Portfolio (Sansom Street Class), c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9841, Providence, RI 02940; for overnight delivery mail to The RBB Fund – Money Market Portfolio (Sansom Street Class), c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581. It is recommended that such request be sent by registered or certified mail if share certificates accompany the request. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, a signature guarantee is required. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion signature guarantee program recognized by the Securities Transfer Association. A medallion imprint or medallion stamp indicates that the financial institution is a member of a medallion signature guarantee program and is an acceptable signature guarantor. The three recognized medallion programs are Securities Transfer Agents Medallion Program ("STAMP"), Stock Exchanges Medallion Program ("SEMP") and New York Stock Exchange, Inc. Medallion Signature Program ("MSP"). Signature guarantees that are not part of these programs will not be accepted.

If you are a direct investor, you may redeem Shares without charge by telephone if you have completed and returned an Application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, you must submit a Telephone Authorization Form to BNY Mellon. This form is available from BNY Mellon. Once this election has been made, you may simply contact BNY Mellon by telephone to request a redemption by calling (800) 430-9618. Neither the Company, the Portfolio, the Distributor, BNY Mellon nor any other Company agent will be liable for any loss, liability, cost or expense for following the procedures described below or for following instructions communicated by telephone that they reasonably believe to be genuine.

The Company's telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and the name of the Portfolio, all of which must match the Company's records; (3) requiring the Company's service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five business days of the call; and (6) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners or other industry professionals, additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required.

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Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under power of attorney.

Proceeds of a telephone redemption request will be mailed by check to your registered address unless you have designated in the Application or telephone authorization form that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to your bank account on the next bank business day. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. The Company may modify this redemption service at any time or charge a service fee upon prior notice to shareholders. A wire charge of $7.50 is assessed and charged to the shareholder.

Redemption by Check. If you are a direct investor or you do not have check writing privileges for your account, the Company will provide forms of drafts ("checks") payable through BNY. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, a Dealer may establish a higher minimum. If you wish to use this check writing redemption procedure, you should complete specimen signature cards (available from BNY Mellon), and forward them to BNY Mellon. BNY Mellon will then arrange for the checks to be honored by BNY. If you own Shares through an account, you should contact your Dealer for signature cards. Investors with joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to BNY rules governing checks. You will be able to stop payment on a check redemption. The Company or BNY may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

When a check is presented to BNY for clearance, BNY, as your agent, will cause the Company to redeem a sufficient number of your full and fractional Shares to cover the amount of the check. Pursuant to rules under the 1940 Act, checks may not be presented for cash payment at the offices of BNY. This limitation does not affect checks used for the payment of bills or cash at other banks.

Additional Redemption Information. The Company ordinarily will make payment for all Shares redeemed within seven days after receipt by BNY Mellon of a redemption request in good order. Although the Company will redeem Shares purchased by check before the check clears, payment of redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. Investors should consider purchasing Shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds. Redemption proceeds will ordinarily be paid within seven business days after a redemption request is received by the Transfer Agent in good order. The Portfolio may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the SEC.

The Company does not impose a charge when Shares are redeemed. The Company reserves the right to redeem any account in the Sansom Street Class involuntarily, on thirty days' notice, if that account falls below $500 as a result of redemptions, not market movement, and if during that thirty-day notice period the amount invested in the account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the SEC.

If the Company's Board of Directors determines that it would be detrimental to the best interest of the remaining shareholders of the Portfolio to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Portfolio instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of investment securities so received in payment of redemptions. If a shareholder receives redemption proceeds in-kind, the shareholder will bear the market risk of the securities received in the redemption until their disposition and should expect to incur transaction costs upon the disposition of the securities. The Company has elected, however, to be governed by Rule 18f-1 under the

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1940 Act, so that the Portfolio is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Portfolio.

In the event of a determination by the Company's Board of Directors pursuant to Rule 22e-3 under the 1940 Act (i.e. that a deviation between the Portfolio's amortized cost price per share and its current NAV per share using available market quotations may result in a material dilution or other unfair results to shareholders), the Portfolio may suspend redemptions and postpone payment of redemption proceeds in order to facilitate an orderly liquidation of the Portfolio.

The Portfolio may assert the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Portfolio for any loss sustained by reason of your failure to make full payment for shares of the Portfolio you previously purchased or subscribed for.

Good Order. A redemption request is considered to be in good order when all necessary information is provided and all required documents are properly completed, signed and delivered. Redemption requests not in good order may be delayed.

Dividends and Distributions

The Company will distribute substantially all of the net investment income and net realized capital gains, if any, of the Portfolio to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Sansom Street Class unless a shareholder elects otherwise.

The net investment income (not including any net realized capital gains) earned by the Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record as of the determination of NAV made as of 4:00 p.m. (Eastern time) each day. Shares will begin accruing dividends on the day the purchase order for the Shares is effected and continue to accrue dividends through the day before such Shares are redeemed. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.

Taxes

Distributions from the Portfolio will generally be taxable to shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional Shares. The Portfolio contemplates declaring as dividends each year all or substantially all of its net taxable income. The one major exception to these tax principles is that distributions on Shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Distributions from the Portfolio will generally be taxable to you in the taxable year in which they are paid, with one exception. Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Portfolio on December 31 of such year if such dividends are actually paid during January of the following year.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including distributions received from the Portfolio) of individuals, estates and trusts to the extent "modified gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount.

The Portfolio will be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to backup withholding by the Internal Revenue Service for failure to properly include on his on her return payments of taxable interest or dividends, or (iii) has failed to certify to the Portfolio that he or she is not subject

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to backup withholding when required to do so or that he or she is an "exempt recipient." The current backup withholding rate is 28%.

Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of a regulated investment company such as the Portfolio, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Portfolio's net capital gains (the excess of net long-term capital gains over net short-term capital loss) and, for taxable years of the Portfolio beginning before January 1, 2014, dividends attributable to the Portfolio's interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Portfolio.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in the Portfolio is effectively connected with that trade or business, or a foreign individual investor is present in the United States for 183 days or more in a calendar year, then the foreign investor's income from the Portfolio will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

Beginning January 1, 2014, the Portfolio will be required to withhold 30% tax on certain payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Portfolio.

The foregoing is only a summary of certain United States tax considerations under the current law, which may be subject to change in the future. Shareholders may also be subject to state and local taxes on distributions. Except where otherwise noted, the summary assumes you are a U.S. citizen or resident or otherwise subject to U.S. federal income tax. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different United States federal income tax treatment. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation. More information about taxes is contained in the SAI.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE PORTFOLIO'S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

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FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Sansom Street Share. The term "Total Return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Portfolio's financial statements audited by PricewaterhouseCoopers LLP ("PwC") for each of the two fiscal years in the period ended August 31, 2012, the Portfolio's independent registered public accounting firm, and by Deloitte & Touche LLP ("Deloitte & Touche") for each of the three fiscal years in the period ended August 31, 2010. This information should be read in conjunction with the Portfolio's financial statements which, together with PwC's report, are included in the Portfolio's annual report, which is available upon request (see back cover for ordering instructions).

Financial Highlights

(For a Sansom Street Share Outstanding Throughout Each Year)

Money Market Portfolio

	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009	For the Year Ended August 31, 2008
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0004	0.0006	0.0010	0.0121	0.0365
Net gains (losses) on securities	— (b)	— (b)	— (b)	— (b)	— (b)
Total net income from investment operations	0.0004	0.0006	0.0010	0.0121	0.0365
Dividends (from net investment income)	(0.0004)	(0.0006)	(0.0010)	(0.0121)	(0.0365)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	0.05%	0.06%	0.10%	1.21%	3.71%
Net assets, end of year (000's omitted)	$240	$19,520	$37,708	$32,496	$28,749
Ratios of expenses to average net assets (a)	0.23%	0.23%	0.24%	0.25%	0.31%
Ratios of net investment income to average net assets	0.04%	0.06%	0.09%	0.93%	3.64%

(a)  Without the waiver of advisory fees and reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Sansom Street Class of the Money Market Portfolio would have been 0.50%, 0.47%, 0.54%, 0.60%, and 0.60% for the years ended August 31, 2012, 2011, 2010, 2009 and 2008, respectively.

(b)  Amount is less than $0.00005 per share.

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THE SANSOM STREET SHARES OF THE
Money Market Portfolio

1-800-430-9618

FOR MORE INFORMATION:

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Portfolio is available free of charge upon request, including:

Annual/Semi-Annual Reports

These reports contain additional information about the Portfolio's investments, describe the Portfolio's performance and list its holdings.

Statement of Additional Information

An SAI, dated December 31, 2012, has been filed with the SEC. The SAI, which includes additional information about the Portfolio, and the Portfolio's annual and semi-annual reports are not available on the Adviser's website because copies may be obtained free of charge, by calling (800) 430-9618. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus (and is legally considered a part of this prospectus).

Shareholder Account Service Representatives

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 5 p.m. (Eastern time) Monday-Friday. Call: (800) 430-9618.

Written Correspondence

Sansom Street Money Market Portfolio
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

Securities and Exchange Commission

You may view and copy information about the Company and the Portfolio, including the SAI, by visiting the SEC's Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain copies of Portfolio documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-1520. You may obtain information on the operation of the public reference room by calling the SEC at (202) 551-8090.

INVESTMENT COMPANY ACT FILE NO. 811-05518

BOGLE
INVESTMENT
MANAGEMENT

SMALL CAP GROWTH FUND
OF THE RBB FUND, INC.

INSTITUTIONAL CLASS: BOGIX
INVESTOR CLASS: BOGLX

PROSPECTUS

December 31, 2012

The securities described in this prospectus have been registered with the Securities and Exchange Commission ("SEC"). The SEC, however, has not judged these securities for their investment merit and has not determined the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a criminal offense.

SUMMARY SECTION
Investment Objective	1
Expenses and Fees	1
Principal Investment Strategies	2
Principal Risks	2
Risk/Return Information	3
Management of the Fund	4
Purchase and Sale of Fund Shares	4
Tax Information	5
Payments to Broker-Dealers and Other Financial Intermediaries	5
MORE ABOUT THE FUND'S INVESTMENTS AND RISKS
Additional Information on the Fund's Investment Objective and Principal Strategies	6
Additional Information on the Principal Risks of Investing in the Fund	7
Disclosure of Portfolio Holdings	8
DETAILS ON THE MANAGEMENT AND OPERATIONS OF THE FUND
MANAGEMENT OF THE FUND
Investment Adviser	9
POLICIES AND INSTRUCTIONS FOR OPENING, MAINTAINING AND CLOSING AN ACCOUNT IN THE FUND
SHAREHOLDER INFORMATION
Pricing of Fund Shares	10
Market Timing	10
Purchase of Fund Shares	11
Redemption of Fund Shares	15
Dividends and Distributions	17
Taxes	18
Considerations for Taxable Investors	20
Financial Highlights	21
FOR MORE INFORMATION	Back Cover

SUMMARY SECTION

INVESTMENT OBJECTIVE

The investment objective of the Bogle Investment Management Small Cap Growth Fund (the "Fund") is to provide long-term capital appreciation.

EXPENSES AND FEES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	INSTITUTIONAL CLASS	INVESTOR CLASS
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	None	None
Other Expenses	0.51%	0.50%
Shareholder Servicing Fee	0.00%	0.10%
Total Annual Fund Operating Expenses	1.51%	1.60%
Less Fee Waivers and Expense Reimbursements(1)	(0.26)%	(0.25)%
Net Expenses	1.25%	1.35%

(1)  Bogle Investment Management, L.P. (the "Adviser") has contractually agreed to waive management fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding certain items discussed below) exceed 1.25% and 1.35% for the Institutional Class and Investor Class, respectively. In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and certain of these expenses could cause net Total Annual Fund Operating Expenses to exceed 1.25% or 1.35%, as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2013 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. The Adviser may discontinue these arrangements any time after December 31, 2013.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 in the Fund over the various time periods indicated. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Institutional Class	$127	$452	$799	$1,779
Investor Class	$137	$481	$847	$1,879

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 288.88% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of the net assets of the portfolio (including borrowings for investment purposes) in the stocks of U.S. companies with market capitalizations, at the time of purchase, that are within the range of the market capitalizations of those companies that are included in the Russell 2000® Index ("Small Cap Stocks"). The Fund attempts to achieve its objective by taking long positions in Small Cap Stocks that the Adviser believes are undervalued given their future earnings growth prospects. The Advisor will manage the portfolio such that its median market capitalization is reasonably close to the median capitalization of the Russell 2000® Index. As part of its investment strategy, the Adviser will continue to invest in Small Cap Stocks that the Adviser believes will appreciate more than the Russell 2000® Index. Shareholders will be notified by the Fund sixty days in advance of any change in this 80% policy.

Because companies tend to shift in relative attractiveness, the Fund may buy and sell securities frequently, which may result in higher transaction costs.

PRINCIPAL RISKS

•  Common stocks may decline over short or even extended periods of time. Equity markets tend to be cyclical; there are times when stock prices generally increase, and other times when they generally decrease. Therefore, you could lose money by investing in the Fund.

•  The Fund will invest in Small Cap Stocks that may be more volatile than investments in issuers with larger market capitalizations. Issuers of Small Cap Stocks are not as diversified in their business activities as issuers with larger market capitalizations and are more susceptible to changes in the business cycle.

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•  The net asset value ("NAV") of the Fund will fluctuate with changes in the market value of its portfolio positions.

•  Although the Fund will invest in stocks that the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

•  The Fund may frequently trade its portfolio securities. High portfolio turnover will cause the Fund to incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains.

RISK/RETURN INFORMATION

The chart below illustrates the long-term performance of the Fund's Investor Class. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced. Updated performance information may be obtained at www.boglefunds.com or 1-877-264-5346.

TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

INVESTOR CLASS

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:  33.33% (quarter ended June 30, 2009)

Worst Quarter:  (28.63)% (quarter ended December 31, 2008)

Year-to-date total return for the nine months ended September 30, 2012: 19.43%

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AVERAGE ANNUAL TOTAL RETURNS

The table below compares the Fund's average annual total returns for the past calendar year, the past five calendar years and the past ten calendar years to the average annual total returns of a broad-based securities market index for the same periods. Past performance (before and after taxes) is not necessarily an indicator of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2011

	1 Year	5 Years	10 Years
Investor Class Before Taxes	(4.94)%	(2.65)%	5.53%
Investor Class After Taxes on Distributions(1)	(4.94)%	(3.05)%	4.38%
Investor Class After Taxes on Distributions and Sale of Fund Shares	(3.21)%	(2.21)%	4.59%
Institutional Class Before Taxes	(4.92)%	(2.57)%	5.61%
Russell 2000® Index	(4.18)%	0.15%	5.62%

(1)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRA). After-tax returns are shown for only the Investor Class and may vary for the Institutional Class.

MANAGEMENT OF THE FUND

Investment Adviser
Bogle Investment Management, L.P.

Portfolio Manager
John C. Bogle, Jr., President, since inception

PURCHASE AND SALE OF FUND SHARES

Class	Minimum Initial Investment
Institutional shares	$1,000,000
Investor shares	$10,000 ($2,000 minimum for IRA accounts)

You can only purchase and redeem shares of the Fund on days the New York Stock Exchange (the "NYSE") is open. Institutional and Investor Class shares of the Fund may be available through certain brokerage firms,

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financial institutions and other industry professionals (collectively, "Service Organizations"). Shares of the Fund may also be purchased and redeemed directly through The RBB Fund, Inc. by the means described below.

Purchase and Redemption by Mail:

Regular Mail: Bogle Investment Management Small Cap Growth Fund c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9809 Providence, RI 02940	Overnight Delivery: Bogle Investment Management Small Cap Growth Fund c/o BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581

Purchase by Wire:

Before sending any wire, call BNY Mellon Investment Servicing (US) Inc. (the "Transfer Agent") at 1-877-264-5346 to confirm the current wire instructions for the Bogle Investment Management Small Cap Growth Fund.

Redemption by Telephone:

Call the Transfer Agent at 1-877-264-5346

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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ADDITIONAL INFORMATION ON THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

The investment objective of the Fund is to provide long-term capital appreciation. In seeking this objective, the Fund attempts to achieve a total return greater than the total return of the Russell 2000® Index. The Russell 2000® Index is an unmanaged index that is comprised of the 2,000 smallest of the 3,000 largest U.S. domiciled corporations, ranked by market capitalizations.

The Fund attempts to achieve its objective by taking long positions in Small Cap Stocks that the Adviser believes are undervalued given their future earnings growth prospects. The Fund will primarily invest in securities principally traded in the U.S. markets. The Fund may also invest in futures contracts and options on futures contracts as an alternative to purchasing a specified type of security.

The Adviser will determine the size of each position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio. The Board of Directors of The RBB Fund, Inc. (the "Company") can change the investment objective of the Fund. However, shareholders will be given notice before any change is made.

The Fund's long positions may involve (without limit) equity securities of foreign issuers that are traded in the markets of the United States as sponsored American Depositary Receipts ("ADRs"). ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets. The ADRs may not necessarily be denominated in the same currency as the foreign securities underlying the ADRs. The Fund will not invest directly in equity securities that are principally traded outside of the United States.

In addition to investments expected to meet the preceding criteria, the Fund may also invest in certain instruments related to the Standard & Poor's 500® Composite Stock Price Index (the "S&P 500® Index") and the Russell 2000® Index (described above). The S&P 500® Index is an unmanaged index composed of 500 common stocks, most of which are listed on the NYSE. The S&P 500® Index assigns relative values to the stocks included in the index, weighted according to each stock's total market value relative to the total market value of the other stocks included in such index. The Fund may invest in S&P 500® Index futures, options on S&P 500® Index futures, Russell 2000® Index futures and equity swap contracts.

The Fund may seek to increase its income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio securities loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by the Fund will not exceed 33 1/3% of the value of the Fund's total assets. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund. Lending the Fund's portfolio securities involves a variety of risks, not limited to the risk of delay in receiving additional collateral if the value of the securities goes up while they are on loan.

Sell decisions are generally triggered by an adverse change in either the fundamental outlook for a company or investors' beliefs about future stock price performance. Fundamental signals that could signal a sale include a significant appreciation in price, a poor quarterly earnings announcement or an indication that management is aggressive with its financial accounting. Adverse changes in investors' beliefs about future stock prices are

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related to investors' behavioral biases. Given the diversified nature of the stock selection process, it is likely that more than one of these signals would have to be declining in order to trigger a sale.

The Fund may hold cash or cash equivalents pending investment or to meet redemption requests. In addition, for defensive purposes due to abnormal market or economic situations, as determined by the Adviser, the Fund may reduce its holdings in other securities and invest up to 100% of its assets in cash or certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) interest-bearing instruments or deposits of U.S. and foreign issuers. Such investments may include, but are not limited to, commercial paper, certificates of deposit, variable or floating rate notes, bankers' acceptances, time deposits, government securities and money-market deposit accounts. To the extent the Fund employs a temporary investment strategy, the Fund may not achieve its investment objective.

ADDITIONAL INFORMATION ON THE PRINCIPAL RISKS OF INVESTING IN THE FUND

GENERAL

There can be no assurance that the investment methodology employed will satisfy the Fund's objective of long-term capital appreciation. Additionally, an investment in the Fund will be subject to the risk of poor stock selection by the Adviser. In other words, the Adviser may not be successful in executing its strategy and may invest in stocks that underperform the market.

The value of the fixed income securities held by the Fund, and thus the NAV of the shares of the Fund, generally will vary inversely in relation to changes in prevailing interest rates.

The value of Fund shares may increase or decrease depending on market, economic, political, regulatory and other conditions affecting the Fund's portfolio. Investment in shares of the Fund is more volatile and risky than some other forms of investment.

SECURITIES OF SMALL COMPANIES

Investments in common stocks in general are subject to market, economic and business risks that will cause their price to fluctuate over time. While securities of small market value companies may offer greater opportunity for capital appreciation than the securities of larger companies, investment in smaller companies presents greater risks than investment in larger, more established companies. Historically, small market value stocks have been more volatile in price than larger market value stocks. Among the reasons for the greater price volatility of small market value stocks are the lower degree of liquidity in the markets for such stocks, and the potentially greater sensitivity of such small companies to changes in or failure of management and changes in competitive, business, industry and economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. You should therefore expect that the price of the Fund's shares will be more volatile than the shares of a fund that invests in larger capitalization stocks. Additionally, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of

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these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets. The Fund should not be considered suitable for you if you are unable or unwilling to assume the risks of loss associated with such an investment program, nor should investment in the Fund be considered a balanced or complete investment program.

BROAD-BASED SECURITIES MARKET INDEX

The Russell 2000® Index is an unmanaged index that is comprised of the 2,000 smallest of the 3,000 largest U.S. domiciled corporations, ranked by market capitalizations. As of November 27, 2012, the minimum market capitalization of the Russell 2000® Index is $11 million and the largest stock is $3.6 billion. Please note that this range is as of a particular point in time and is subject to change.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI").

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MANAGEMENT OF THE FUND

INVESTMENT ADVISER

The Adviser's principal address is 2310 Washington Street, Suite 310, Newton Lower Falls, Massachusetts 02462. The Adviser manages the Fund's investment activities, subject to the authority of the Company's Board of Directors. The Adviser has provided investment management and investment advisory services to the Fund and other institutional accounts since 1999. The Adviser also serves as a shareholder servicing agent to the Investor Class of the Fund pursuant to a Shareholder Servicing Agreement between the Company and the Adviser.

Pursuant to an investment advisory agreement with the Company, the Adviser is entitled to an advisory fee computed daily and payable monthly at the annual rate of 1.00% of the Fund's average daily net assets. The Adviser has contractually agreed to waive management fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding certain items discussed below) exceed 1.25% and 1.35% for the Institutional Class and Investor Class, respectively. In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and certain of these expenses could cause net Total Annual Fund Operating Expenses to exceed 1.25% or 1.35%, as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2013 and may not be terminated without the approval of the Company's Board of Directors. For the fiscal year ended August 31, 2012, after waivers, the Adviser received 0.76% of the Fund's average net assets in investment advisory fees from the Fund. Had fee waivers not been in place, the Adviser would have received 1.00% of the Fund's average net assets in investment advisory fees from the Fund.

A discussion regarding the basis for the Company's Board of Directors approving the Fund's investment advisory agreement with the Adviser is available in the Fund's annual report to shareholders dated August 31, 2012.

PORTFOLIO MANAGER

John C. Bogle, Jr. serves as portfolio manager of the Fund. Mr. Bogle founded the Adviser in 1999 and currently serves as its President. From 1990 to 1999, Mr. Bogle was a Managing Director of Numeric Investors LLC® (formerly Numeric Investors L.P.), a quantitative investment management firm.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund.

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SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

Shares of a class of the Fund are priced at their NAV. The NAV of a class of the Fund is calculated as follows:

The Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The Fund will effect purchases and redemptions of Fund Shares at the NAV next calculated after receipt by the Transfer Agent of your purchase order or redemption request in good order.

The Fund's equity securities listed on any national or foreign exchange market system will be valued at the last sale price, except for the National Association of Securities Dealers Automatic Quotation System ("NASDAQ"). Equity securities listed on NASDAQ will be valued at the official closing price. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. When prices are not available from such services or are deemed to be unreliable, securities may be valued by dealers who make markets in such securities.

If market quotations are unavailable or deemed unreliable by the Fund's administrator, in consultation with the Adviser, securities will be fair valued by the Adviser in accordance with procedures adopted by the Company's Board of Directors and under the Board of Directors' ultimate supervision. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in exchange-traded and closed-end funds will be valued at their market price.

MARKET TIMING

In accordance with the policy adopted by the Company's Board of Directors, the Company discourages and does not accommodate market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and

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result in dilution in the value of Fund Shares held by long-term shareholders. The Company and the Adviser reserve the right to (i) reject a purchase or exchange order, (ii) delay payment of immediate cash redemption proceeds for up to seven calendar days, (iii) revoke a shareholder's privilege to purchase Fund Shares (including exchanges), or (iv) limit the amount of any exchange involving the purchase of Fund Shares. An investor may receive notice that their purchase order or exchange has been rejected after the day the order is placed or after acceptance by a financial intermediary. It is currently expected that a shareholder would receive notice that its purchase order or exchange has been rejected within 48 hours after such purchase order or exchange has been received by the Company in good order. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise their right if, in the Company's (or the Adviser's) judgment, an investor has a history of excessive trading or if an investor's trading, in the judgment of the Company or the Adviser, has been or may be disruptive to the Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

Pursuant to the policy adopted by the Company's Board of Directors, the Adviser has developed criteria that it uses to identify trading activity that may be excessive. If, in its judgment, the Adviser detects excessive, short-term trading, the Adviser may reject or restrict a purchase request and may further seek to close an investor's account with the Fund.

There is no assurance that the Fund will be able to identify market timers, particularly if they are investing through intermediaries.

If necessary, the Company may prohibit additional purchases of Fund shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers' trading activities in the Fund. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company's excessive trading policies, the Company may take certain actions, including terminating the relationship.

PURCHASE OF FUND SHARES

PURCHASE OF INSTITUTIONAL SHARES THROUGH AN INSTITUTIONAL ORGANIZATION

Institutional shares of the Fund may be sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others ("Institutional Organizations"). If you purchase Institutional shares through an Institutional Organization, you may be charged a transaction-based fee or other fee for the services of such organization. Each Institutional Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases. Customers of Institutional Organizations should read this Prospectus in light of the terms governing accounts with their Institutional Organization. The Fund does not pay compensation to or receive compensation from Institutional Organizations for the sale of Institutional shares.

Certain Institutional Organizations may have agreements with the Fund and may be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with such

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agreements. An Institutional Organization or, if applicable, its designee that has entered into such an agreement with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Institutional Organization could be held liable for resulting fees or losses. The Fund will be deemed to have received a purchase or redemption order when an Institutional Organization, or if applicable, its authorized designee, accepts a purchase or redemption order in good order. Orders received by the Fund in good order will be priced at the Fund's NAV next computed after they are accepted by the Institutional Organization or its authorized designee. If a purchase order is not received by the Fund in good order, the Transfer Agent will contact the Institutional Organization to determine the status of the purchase order.

PURCHASE OF INVESTOR SHARES THROUGH A SHAREHOLDER SERVICING AGENT

Purchase orders for Investor shares may be placed through a financial intermediary ("Shareholder Servicing Agent"). Investor shares are subject to such investment minimums and other terms and conditions as may be imposed by Shareholder Servicing Agents from time to time. Shareholder Servicing Agents may offer additional services to their customers. For further information as to how to direct a Shareholder Servicing Agent to purchase Investor shares of the Fund on your behalf, you should contact your Shareholder Servicing Agent or the Fund's Distributor.

Certain Shareholder Servicing Agents may have agreements with the Fund and may be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with such agreements. A Shareholder Servicing Agent or, if applicable, its designee that has entered into such an agreement with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Shareholder Servicing Agent could be held liable for resulting fees or losses. The Fund will be deemed to have received a purchase or redemption order when the Shareholder Servicing Agent, or if applicable, its authorized designee, accepts a purchase or redemption order in good order. Orders received by the Fund in good order will be priced at the Fund's NAV next computed after they are accepted by the Shareholder Servicing Agent or its authorized designee. If a purchase order is not received by the Fund in good order, the Transfer Agent will contact the Shareholder Servicing Agent to determine the status of the purchase order.

SHAREHOLDER SERVICING PLAN

The Fund has adopted a Shareholder Servicing Plan that allows Investor shares of the Fund to pay service fees to Shareholder Servicing Agents, including the Adviser. Under the Shareholder Servicing Plan, if a Shareholder Servicing Agent provides shareholder services, including responding to shareholder inquiries and assisting shareholders with their accounts, the Fund may pay shareholder service fees to the Shareholder Servicing Agent at an annual rate not to exceed 0.25% of the average daily net asset value of the Investor shares beneficially owned by the Shareholder Servicing Agent's clients.

PURCHASE OF INSTITUTIONAL AND INVESTOR SHARES THROUGH THE FUND'S TRANSFER AGENT

You may also purchase Institutional and Investor shares directly from the Fund at the NAV per share next calculated after your order is received by the Transfer Agent in good order. The Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the

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NYSE is open. After an initial purchase is made, the Transfer Agent will set up an account for you on the Fund's records, which will show all of your transactions and the balance of the shares you own. You can only purchase shares on days the NYSE is open and through the means described below. The Fund's officers are authorized to waive the minimum initial and subsequent investment requirements.

Initial Investment By Mail. Subject to acceptance by the Fund, an account may be opened by completing and signing an Account Application and mailing it to the Fund at the address noted below, together with a check ($1,000,000 minimum for Institutional shares and $10,000 minimum for Investor shares ($2,000 minimum for IRA accounts accepted for Investor shares)) payable to Bogle Investment Management Small Cap Growth Fund:

Bogle Investment Management Small Cap Growth Fund
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9809
Providence, RI 02940

or overnight to:
Bogle Investment Management Small Cap Growth Fund
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

Subject to acceptance by the Fund, payment for the purchase of shares received by mail will be credited to a shareholder's account at the NAV per share of the Fund next determined after receipt. Such payment need not be converted into federal funds (monies credited to the Fund's custodian bank by a Federal Reserve Bank) before acceptance by the Fund. No third party endorsed checks (including checks issued by credit card companies) or foreign checks will be accepted as payment for shares.

Initial Investment By Wire. Subject to acceptance by the Fund, shares may be purchased by wiring federal funds ($1,000,000 minimum for Institutional shares and $10,000 minimum for Investor shares ($2,000 minimum for IRA accounts accepted for Investor shares)) to The Bank of New York Mellon. A completed Account Application should be forwarded to the Fund at the address noted above under "Initial Investment By Mail" in advance of the wire. Notification must be given to the Fund at 1-877-264-5346 prior to 4:00 p.m., Eastern time, on the business day prior to the wire date. (Prior notification must also be received from investors with existing accounts.) For current wire instructions, contact the Transfer Agent at 1-877-264-5346.

Federal funds wire purchases will be accepted only on days when the Fund and The Bank of New York Mellon are open for business.

Additional Investments. Additional investments may be made at any time ($5,000 minimum for Institutional shares and $250 minimum for Investor shares ($100 minimum for IRA accounts accepted for Investor shares)) by purchasing shares at the NAV per share of the Fund by mailing a check to the Fund at the address noted under "Initial Investment By Mail" (payable to Bogle Investment Management Small Cap Growth Fund) or by wiring monies to the custodian bank as outlined above under "Initial Investment By Wire." Notification must be given to the Fund at 1-877-264-5346 prior to 4:00 p.m., Eastern time, on the business day prior to the wire date. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected, which may take up to fifteen calendar days from the purchase date.

13

Automatic Investment Plan. Additional investments in shares of the Fund may be made automatically by authorizing the Transfer Agent to withdraw funds from your bank account through the Automatic Investment Plan. Investors who would like to participate in the Automatic Investment Plan should call the Transfer Agent at 1-877-264-5346, or complete the appropriate section of the account application. The minimum initial investment for the Automatic Investment Plan is $10,000 for Investor shares and $1,000,000 for Institutional shares. Minimum monthly payments are $100 for Investor shares and $1,000 for Institutional shares, and minimum quarterly payments are $300 and $3,000 respectively.

Retirement Plans/IRA Accounts. A $15.00 retirement custodial maintenance fee is charged per Investor Class IRA account per year. The Adviser may reimburse a portion of this fee, thereby reducing the charge to the retirement investor. For further information as to applications and annual fees, contact the Transfer Agent at 1-877-264-5346. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with a tax adviser.

Purchases in Kind. In certain circumstances, Shares of the Fund may be purchased "in kind" (i.e. in exchange for securities, rather than cash). The securities rendered in connection with an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable in accordance with the Company's valuation procedures. Securities accepted by the Fund will be valued, as set forth in this Prospectus, as of the time of the next determination of net asset value after such acceptance. The Shares of the Fund that are issued to the investor in exchange for the securities will be determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. The Fund will not accept securities in exchange for its Shares unless such securities are, at the time of the exchange, eligible to be held by the Fund and satisfy such other conditions as may be imposed by the Adviser or the Company. Purchases in-kind may result in the recognition of gain or loss for federal income tax purposes on the securities transferred to the Fund.

OTHER PURCHASE INFORMATION

The Company reserves the right, in its sole discretion, to suspend the offering of Institutional and Investor shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. The Adviser will monitor the Fund's total assets and, subject to Board approval, may decide to close the Fund at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund's strategy. The Adviser, subject to Board approval, may also choose to reopen the Fund to new investments at any time, and may subsequently close the Fund again should concerns regarding the Fund's size recur. If the Fund closes to new investments, the Fund would be offered only to certain existing shareholders of the Fund and certain other persons, who may be subject to cumulative, maximum purchase amounts, as follows:

a.  persons who already hold shares of the Fund directly or through accounts maintained by brokers by arrangement with the Adviser,

b.  existing and future clients of the Adviser and of Financial Advisers and Planners whose clients already hold shares of the Fund,

c.  employees of the Adviser and their families, and

d.  directors of the Company.

14

Distributions to all shareholders of the Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser, subject to Board approval, reserves the right to implement other purchase limitations at the time of closing, including limitations on current shareholders.

Purchases of the Fund's shares will be made in full and fractional shares of the Fund calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.

Shares may be purchased and subsequent investments may be made by principals and employees of the Adviser, and by their family members, either directly or through their IRAs and by any pension and profit-sharing plan of the Adviser, without being subject to the minimum investment limitation. The Company's officers are authorized to waive the minimum initial and subsequent investment requirements.

Good Order. A purchase request is considered to be in good order when all necessary information is provided and all required documents are properly completed, signed and delivered. Purchase requests not in good order may be rejected.

CUSTOMER IDENTIFICATION PROGRAM

Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

REDEMPTION OF FUND SHARES

You may redeem Institutional and Investor shares of the Fund at the next NAV calculated after a redemption request is received by the Transfer Agent in good order. The Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. You can only redeem shares of the Fund on days the NYSE is open and through the means described below.

You may redeem Institutional and Investor shares of the Fund by mail, or, if you are authorized, by telephone (excluding retirement accounts where BNY Mellon Investment Servicing Trust Company acts as custodian). The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

Redemption By Mail. Your redemption requests should be addressed to Bogle Investment Management Small Cap Growth Fund, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9809, Providence, RI 02940, or for

15

overnight delivery to Bogle Investment Management Small Cap Growth Fund, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Driver, Westborough, MA 01581 and must include:

•  the share certificates, if issued;

•  a letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

•  any required Medallion signature guarantees, which are required when (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s), (ii) the redemption request is for $50,000 or more, or (iii) a share transfer request is made. A Medallion signature guarantee is a special signature guarantee that may be obtained from a domestic bank or trust company, broker-dealer, clearing agency or savings association which is a participant in a Medallion signature guarantee program recognized by the Securities Transfer Association. A Medallion imprint or Medallion stamp indicates that the financial institution is a member of a Medallion signature guarantee program and is an acceptable signature guarantor. The three recognized signature guarantee Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and

•  other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Redemption By Telephone. In order to utilize the Telephone Redemption Option, you must indicate that option on your Account Application. Please note that the Telephone Redemption Option is not available for retirement accounts. You may then initiate a redemption of shares by calling the Fund at 1-877-264-5346 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. A wire charge of $7.50 is assessed and charged to the shareholder. Shares cannot be redeemed by telephone if share certificates are held for those shares. If the Telephone Redemption Option is authorized, the Fund and its Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Fund or its Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and shareholders, not the Fund or its Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Fund or its Transfer Agent to be genuine. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Fund and the Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

Involuntary Redemption. The Fund reserves the right to redeem a shareholder's account in the Fund (other than those in an IRA account) at any time the value of the account falls below $500. Shareholders will be notified in writing that the value of their account is below $500 and will be allowed 30 days to make additional investments before the involuntary redemption is processed.

The Fund may assert the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

16

INVESTOR CLASS

If you purchased Investor shares through a Shareholder Servicing Agent, you must place all redemption orders for Investor shares through that Shareholder Servicing Agent in accordance with instructions or limitations pertaining to your account with your Shareholder Servicing Agent. Redemption orders for Investor shares are effected at the NAV next determined after the order is received by the Transfer Agent. While no redemption fee is imposed by the Fund, Shareholder Servicing Agents may charge your account for redemption services. You should contact your Shareholder Servicing Agent or the Transfer Agent for further information regarding redemption of Investor shares, including the availability of wire or telephone redemption privileges, or whether you may elect to participate in a systematic withdrawal plan.

OTHER REDEMPTION INFORMATION

Redemption proceeds for shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option. Redemption proceeds will ordinarily be paid within seven business days after a redemption request is received by the Transfer Agent in good order. The Fund may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the SEC.

If the Company's Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in the payment of redemptions. If a shareholder receives redemption proceeds in-kind, the shareholder will bear the market risk of the securities received in the redemption until their disposition and should expect to incur transaction costs upon the disposition of the securities. The Company has elected, however, to be governed by Rule 18f-1 under the Investment Company Act of 1940, as amended, so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.

Good Order. A redemption request is considered to be in good order when all necessary information is provided and all required documents are properly completed, signed and delivered. Redemption requests not in good order may be delayed.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares and pays dividends of substantially all of its net investment income annually. The Fund distributes, at least annually, substantially all net realized capital gains, if any, earned. The Fund will inform shareholders of the amount and nature of all such income or gains.

Dividends are paid in the form of additional shares of the same class of the Fund, unless you have elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to the Transfer Agent and will become effective with respect to dividends paid after its receipt. Dividends that are otherwise taxable are taxable to you whether received in cash or in additional shares of the Fund. It is anticipated that expenses incurred by each class of shares of the Fund will differ and, accordingly, that the dividends distributed with respect to each class may differ.

17

TAXES

The following is a summary of certain U.S. tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual U.S. citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Federal Taxes of Distributions. The Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as otherwise discussed below, you will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income except as discussed below.

Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Fund shares. For taxable years beginning after December 31, 2012, the maximum long-term capital gain rate applicable to individuals, estates, and trusts is 20%. You will be notified annually of the tax status of distributions to you.

Distributions of "qualifying dividends" will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of the Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of the Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund's ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of the Fund's distributions that qualify for this favorable treatment may be reduced as a result of the Fund's securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or "non-qualified" foreign corporations.

Distributions from the Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

A portion of distributions paid by the Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

18

Sales of Shares. You will generally recognize taxable gain or loss for federal income tax purposes on a sale or redemption of your shares based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them. (To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.)

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

Medicare Tax on Investment Income. For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from sales or redemptions of Fund shares) of individuals, estates and trusts to the extent "modified gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Backup Withholding. The Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." The current backup withholding rate is 28%.

U.S. Tax Treatment of Foreign Shareholders. Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of a regulated investment company such as the Fund, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Fund's net capital gains (the excess of net long-term capital gains over net short-term capital loss) and, for taxable years of the Fund beginning before January 1, 2014, dividends attributable to the Fund's interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Fund.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale or redemption of shares of the Fund.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in the Fund is effectively connected with that trade or business, or a foreign individual investor is present in the United States for 183 days or more in a calendar year, then the foreign investor's income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

19

Beginning January 1, 2014, the Fund will be required to withhold 30% tax on certain payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisers regarding the tax consequences in their country of residence of an investment in the Fund.

State and Local Taxes. You may also be subject to state and local taxes on income or gain from Fund shares. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

More information about taxes is contained in the Fund's SAI.

CONSIDERATIONS FOR TAXABLE INVESTORS

Those investment strategies that require periodic changes to portfolio holdings with the expectation of outperforming equity indices are typically referred to as "active" strategies. These strategies contrast with "passive" ("index") strategies that buy and hold only the stocks in the equity indices. Passive strategies tend to trade infrequently — only as the stocks in the indices change (largely due to changes in the sizes of the companies in the indices, takeovers or bankruptcies). Most equity mutual funds pursue active strategies, which have higher portfolio turnover than passive strategies.

The generally higher portfolio turnover of active investment strategies can adversely affect taxable investors, especially those in higher marginal tax brackets, in two ways. First, fund short-term capital gains, which often accompany higher turnover investment strategies, are currently taxed to shareholders as ordinary income. Ordinary income tax rates are higher than long-term capital gain tax rates for middle and upper income taxpayers. Thus, the tax liability is often higher for investors in active strategies. Second, the more frequent realization of gains caused by higher turnover investment strategies means that taxes will be paid sooner. Such acceleration of the tax liability is financially more costly to investors. Less frequent realization of capital gains allows the payment of taxes to be deferred until later years, allowing more of the gains to compound before taxes are paid. Consequently, after-tax compound rates of return will generally be higher for taxable investors using investment strategies with very low turnover, compared with high turnover strategies. The difference is particularly large when the general market rates of return are higher than average.

Although tax considerations should not typically drive investment decisions, the Adviser recommends that all of its investors consider their ability to allocate tax-deferred assets (such as IRAs and other retirement plans) to active strategies, and taxable assets to lower turnover passive strategies, when considering their investment options.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

20

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report, which is available upon request (see back cover for ordering instructions).

	For the Year Ended August 31, 2012		For the Year Ended August 31, 2011		For the Year Ended August 31, 2010		For the Year Ended August 31, 2009		For the Year Ended August 31, 2008
	Institutional Class	Investor Class	Institutional Class	Investor Class	Institutional Class	Investor Class	Institutional Class	Investor Class	Institutional Class	Investor Class
Per Share Operating Performance
Net asset value, beginning of year	$19.38	$19.10	$14.81	$14.61	$14.03	$13.86	$17.35	$17.14	$24.61	$24.38
Net investment loss*	(0.04)	(0.07)	(0.10)	(0.12)	(0.07)	(0.09)	(0.05)	(0.06)	(0.13)	(0.14)
Net realized and unrealized gain/(loss) on investments	2.42	2.39	4.67	4.61	0.85	0.84	(3.27)	(3.22)	(3.99)	(3.96)
Net increase/(decrease) in net assets resulting from operations	2.38	2.32	4.57	4.49	0.78	0.75	(3.32)	(3.28)	(4.12)	(4.10)
Distributions to shareholders from:
Net realized capital gains	—	—	—	—	—	—	—	—	(3.14)	(3.14)
Net asset value, end of year	$21.76	$21.42	$19.38	$19.10	$14.81	$14.61	$14.03	$13.86	$17.35	$17.14
Total investment return(1)	12.28%	12.15%	30.86%	30.73%	5.56%	5.41%	(19.08)%	(19.14)%	(19.33)%	(19.45)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$48,526	$58,011	$38,274	$74,155	$31,714	$48,446	$35,571	$53,379	$84,546	$82,477
Ratio of expenses to average net assets with waivers and reimbursements	1.25%	1.35%	1.25%	1.35%	1.25%	1.35%	1.25%	1.35%	1.25%	1.35%
Ratio of expenses to average net assets without waivers and reimbursements	1.51%	1.60%	1.44%	1.54%	1.51%	1.62%	1.57%	1.67%	1.44%	1.54%
Ratio of net investment loss to average net assets	(0.21)%	(0.36)%	(0.48)%	(0.58)%	(0.48)%	(0.58)%	(0.44)%	(0.56)%	(0.64)%	(0.74)%
Portfolio turnover rate	288.88%	288.88%	302.71%	302.71%	196.03%	196.03%	159.14%	159.14%	162.10%	162.10%

*  Calculated based on average shares outstanding for the period.

(1)  Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

21

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

P.O. BOX 9809
PROVIDENCE, RI 02940
1-877-264-5346

FOR MORE INFORMATION:

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available free of charge, upon request, including:

ANNUAL/SEMI-ANNUAL REPORTS

These reports contain additional information about the Fund's investments, describe the Fund's performance, list portfolio holdings and discuss recent market conditions and economic trends. The annual report includes Fund strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's annual and semi-annual reports to shareholders may be obtained free of charge by calling 1-877-264-5346 and are available on the Adviser's website at www.boglefunds.com.

STATEMENT OF ADDITIONAL INFORMATION

An SAI, dated December 31, 2012, has been filed with the SEC. The SAI, which includes additional information about the Fund, and the Fund's Annual and Semi-Annual reports, may be obtained free of charge by calling 1-877-264-5346. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus and is legally considered a part of this prospectus. The SAI is available on the Adviser's website at www.boglefunds.com.

SHAREHOLDER INQUIRIES

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday-Friday. Call: 1-877-264-5346

PURCHASES AND REDEMPTIONS

Call your registered representative or 1-877-264-5346.

WRITTEN CORRESPONDENCE

Post Office Address:	Bogle Investment Management Small Cap Growth Fund c/o BNY Mellon Investment Servicing (US) Inc., PO Box 9809, Providence, RI 02940
Street Address:	Bogle Investment Management Small Cap Growth Fund c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581

SECURITIES AND EXCHANGE COMMISSION

You may view and copy information about the Company and the Fund, including the SAI, by visiting the SEC's Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-1520. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090.

INVESTMENT COMPANY ACT FILE NO. 811-05518

Institutional Class
Robeco Investment Funds

of The RBB Fund, Inc.

Prospectus December 31, 2012

Robeco Boston Partners Small Cap Value Fund II – BPSIX

Robeco Boston Partners All-Cap Value Fund – BPAIX

Robeco Boston Partners Long/Short Equity Fund – BPLSX

Robeco Boston Partners Long/Short Research Fund – BPIRX

Robeco WPG Small/Micro Cap Value Fund – WPGTX

Robeco Boston Partners Global Equity Fund – BPGIX

Robeco Boston Partners International Equity Fund – BPQIX

The securities described in this prospectus have been registered with the Securities and Exchange Commission ("SEC"). The SEC, however, has not judged these securities for their investment merit and has not determined the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a criminal offense.

SUMMARY SECTIONS
Robeco Boston Partners Small Cap Value Fund II	3
Robeco Boston Partners All-Cap Value Fund	9
Robeco Boston Partners Long/Short Equity Fund	15
Robeco Boston Partners Long/Short Research Fund	22
Robeco WPG Small/Micro Cap Value Fund	30
Robeco Boston Partners Global Equity Fund	36
Robeco Boston Partners International Equity Fund	41
ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISKS	46
MANAGEMENT OF THE FUNDS
Investment Adviser	51
Portfolio Managers	51
SHAREHOLDER INFORMATION
Pricing of Fund Shares	55
Market Timing	55
Shareholder Services Fees	56
Purchase of Fund Shares	56
Redemption of Fund Shares	59
Exchange Privilege	63
Dividends and Distributions	64
More Information About Taxes	64
Multi-Class Structure	66
Appendix A – Prior Performance of Similarly Advised Account of the Robeco Boston Partners Long/Short Research Fund	67
Appendix B – Prior Performance of Similarly Advised Accounts of the Robeco Boston Partners Global Equity Fund	69
Appendix C – Prior Performance of Similarly Advised Account of the Robeco Boston Partners International Equity Fund	71
FINANCIAL HIGHLIGHTS	73
FOR MORE INFORMATION	Back Cover

A look at the investment objectives, strategies, risks, expenses and financial history of each of the Robeco Investment Funds.

Details about the Robeco Investment Funds' service providers.

Policies and instructions for opening, maintaining and closing an account in any of the Robeco Investment Funds.

SUMMARY SECTION — ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II

Investment Objective

The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)	None
Maximum sales charge (load) imposed on reinvested dividends	None
Redemption fee (as a percentage of amount redeemed on shares held for less than 60 days, if applicable)	1.00%
Exchange fee (as a percentage of amount exchanged on shares held for less than 60 days, if applicable)	1.00%
Annual Fund Operating Expenses* (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.00%
Distribution (12b-1) fees	None
Other expenses	0.36%
Total annual Fund operating expenses	1.36%
Less Fee waivers and expense reimbursements (1)	(0.06)%
Net expenses	1.30%

(1)  The Fund's investment adviser, Robeco Investment Management, Inc. ("Robeco"), has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total Annual Fund Operating Expenses (excluding certain items discussed below) for the Fund's Institutional Class shares exceeds 1.30% of the average daily net assets attributable to the Fund's Institutional Class shares. In determining Robeco's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total Annual Fund Operating Expenses to exceed 1.30%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2013 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Robeco may not recoup any of its waived investment advisory fees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$132	$425	$740	$1,632

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the fiscal year ended August 31, 2012, the portfolio turnover rate for the Fund was 32%.

Summary of Principal Investment Strategies

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks of issuers with small market capitalizations and identified by Robeco as having value characteristics. A small market capitalization issuer generally is considered to be one whose market capitalization is, at the time the Fund makes the investment, similar to the market capitalization of companies in the Russell 2000® Value Index. The Russell 2000® Value Index is an unmanaged index that contains stocks from the Russell 2000® Index with less than average growth orientation. As of November 30, 2012, the median market capitalization of this index was $490 million and the largest stock was $4.8 billion. Please note that this range is as of a particular point in time and is subject to change.

The Fund generally invests in the equity securities of small companies. Robeco will seek to invest in companies it considers to be well managed and to have attractive fundamental financial characteristics. Robeco believes greater potential for price appreciation exists among small companies since they tend to be less widely followed by other securities analysts and thus may be more likely to be undervalued by the market. The Fund may invest from time to time a portion of its assets, not to exceed 20% (under normal conditions) at the time of purchase, in companies with larger market capitalizations.

Robeco examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow. Robeco selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

Robeco will sell a stock when it no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in fundamentals or business momentum. Each holding has a target valuation established at purchase, which Robeco constantly monitors and adjusts as appropriate.

The Fund may also invest up to 25% of its total assets in non U.S. dollar-denominated securities.

The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

The Fund may participate as a purchaser in initial public offerings of securities ("IPO"). An IPO is a company's first offering of stock to the public.

In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.

While Robeco intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. Robeco will determine when market conditions warrant temporary defensive measures.

Summary of Principal Risks

•  Management Risk. The Fund is subject to the risk of poor stock selection. In other words, the individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result.

•  Market Risk. The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. Although the Fund will invest in stocks Robeco believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

•  Foreign Securities Risk. International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

•  Small Cap Companies Risk. The Fund will invest in smaller issuers which are more volatile and less liquid than investments in issuers with a market capitalization greater than the market capitalization of companies in the Russell 2000® Value Index. Small market capitalization issuers are not as diversified in their business activities as issuers with market capitalizations greater than the market capitalization of companies in the Russell 2000® Value Index and are more susceptible to changes in the business cycle.

The small capitalization equity securities in which the Fund invests may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in Robeco's judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

•  Portfolio Turnover Risk. If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 175%; however, it may be higher if Robeco believes it will improve the Fund's performance.

•  Illiquid Securities Risk. Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

•  IPO Risk. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, Robeco cannot guarantee continued access to IPOs.

Performance Information

The chart below illustrates the long-term performance of the Robeco Boston Partners Small Cap Value Fund II's Institutional Class. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced. Updated performance information is available at www.robecoinvest.com or 1-888-261-4073.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:  29.32% (quarter ended June 30, 2009)

Worst Quarter:  (26.32)% (quarter ended December 31, 2008)

Year-to-date total return for the nine months ended September 30, 2012: 18.82%

Average Annual Total Returns

The table below compares the average annual total returns for the Fund's Institutional Class both before and after taxes for the past calendar year, past five calendar years and past ten calendar years to the average annual total returns of a broad-based securities market index for the same periods.

	Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Years	10 Years
Robeco Boston Partners Small Cap Value Fund II
Returns Before Taxes	(3.43)%	0.70%	6.92%
Returns After Taxes on Distributions (1)	(3.57)%	(0.81)%	5.33%
Returns After Taxes on Distributions and Sale of Fund Shares	(2.23)%	0.27%	5.71%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	(5.50)%	(1.88)%	6.40%

(1)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management of the Fund

Investment Adviser

Robeco Investment Management, Inc.
909 Third Avenue, 32nd Floor, New York, New York 10022

Portfolio Managers

David M. Dabora, Senior Portfolio Manager since 2000 and
George Gumpert, Portfolio Manager since 2005.

Purchase and Sale of Fund Shares

Minimum Initial Investment: $100,000
Minimum Additional Investment: $5,000

You can only purchase and redeem Institutional Class shares of the Fund on days the New York Stock Exchange is open. Institutional Class shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Shares of the Fund may also be purchased and redeemed directly through The RBB Fund, Inc. by the means described below.

Purchase and Redemption By Mail: Robeco Boston Partners Small Cap Value Fund II c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9816 Providence, RI 02940-8042	Purchase and Redemption By Wire: Request routing instructions by calling the Fund's transfer agent at 1-888-261-4073.

Redemption By Telephone: If you select the option on your account application, you may call the Fund's transfer agent at 1-888-261-4073.

Taxes

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY SECTION — ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND

Investment Objective

The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)	None
Maximum sales charge (load) imposed on reinvested dividends	None
Redemption fee (as a percentage of amount redeemed on shares held for less than one year, if applicable)	None
Exchange fee (as a percentage of amount exchanged on shares held for less than one year, if applicable)	None
Annual Fund Operating Expenses* (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.80%
Distribution (12b-1) fees	None
Other expenses	0.23%
Total annual Fund operating expenses	1.03%
Less Fee waivers and expense reimbursements (1)	(0.33)%
Net expenses	0.70%

(1)  The Fund's investment adviser, Robeco Investment Management, Inc. ("Robeco"), has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total Annual Fund Operating Expenses (excluding certain items discussed below) for the Fund's Institutional Class shares exceeds 0.70% of the average daily net assets attributable to the Fund's Institutional Class shares. In determining Robeco's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total Annual Fund Operating Expenses to exceed 0.70%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2013 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Robeco may not recoup any of its waived investment advisory fees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$72	$295	$536	$1,229

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the fiscal year ended August 31, 2012, the portfolio turnover rate for the Fund was 33%.

Summary of Principal Investment Strategies

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks of issuers across the capitalization spectrum and identified by Robeco as having value characteristics.

Robeco examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals, such as return on equity and earnings growth and cash flow. Robeco selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

Robeco will sell a stock when it no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in fundamentals or business momentum. Each holding has a target valuation established at purchase, which Robeco constantly monitors and adjusts as appropriate.

The Fund may also invest up to 20% of its total assets in non U.S. dollar-denominated securities.

The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

The Fund may participate as a purchaser in initial public offerings of securities ("IPO"). An IPO is a company's first offering of stock to the public.

The Fund may invest up to 10% of its net assets in securities that can be converted into common stock, such as certain debt securities and preferred stock.

The Fund may hedge overall portfolio exposure up to 40% of its net assets through the purchase and sale of index and individual put and call options.

In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing less than 25% of its total assets in any one industry.

While Robeco intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. Robeco will determine when market conditions warrant temporary defensive measures.

Summary of Principal Risks

•  Management Risk. The Fund is subject to the risk of poor stock selection. In other words, the individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result.

•  Market Risk. The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. Although the Fund will invest in stocks Robeco believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

•  Foreign Securities Risk. International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

•  Small/Mid Cap Companies Risk. Investing in securities of companies with micro, small or mid-sized capitalizations tends to be riskier than investing in securities of companies with large capitalizations.

Securities of companies with micro, small and mid-sized capitalizations tend to be more volatile than those of large cap companies and, on occasion, may fluctuate in the opposite direction of large cap company securities or the broader stock market averages.

The small capitalization equity securities in which the Fund invests may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in Robeco's judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

•  Convertible Securities Risk. Securities that can be converted into common stock, such as certain securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.

•  Portfolio Turnover Risk. If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 125%; however, it may be higher if Robeco believes it will improve the Fund's performance.

•  Options Risk. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the near future at an agreed upon price prior to the expiration date of the option. The Fund may "cover" a call option by owning the security underlying the option or through other means. The value of options can be highly volatile, and their use can result in loss if Robeco is incorrect in its expectation of price fluctuations.

•  Illiquid Securities Risk. Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

•  IPO Risk. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, Robeco cannot guarantee continued access to IPOs.

Performance Information

The chart below illustrates the long-term performance of the Robeco Boston Partners All-Cap Value Fund's Institutional Class. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced. Updated performance information is available at www.robecoinvest.com or 1-888-261-4073.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:  18.60% (quarter ended June 30, 2009)

Worst Quarter:  (17.49)% (quarter ended September 30, 2011)

Year-to-date total return for the nine months ended September 30, 2012: 14.21%

Average Annual Total Returns

The table below compares the average annual total returns for the Fund's Institutional Class both before and after taxes for the past calendar year, past five calendar years and since inception to the average annual total returns of a broad-based securities market index for the same periods.

	Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Years	Since Inception (July 1, 2002)
Robeco Boston Partners All-Cap Value Fund
Return Before Taxes	(1.38)%	1.57%	8.27%
Return After Taxes on Distributions (1)	(2.73)%	0.53%	7.23%
Return After Taxes on Distributions and Sale of Fund Shares	0.11%	0.92%	6.90%
Russell 3000® Value Index (reflects no deduction for fees, expenses or taxes)	(0.10)%	(2.58)%	4.73%

(1)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management of the Fund

Investment Adviser

Robeco Investment Management, Inc.
909 Third Avenue, 32nd Floor, New York, New York 10022

Portfolio Manager

Duilio Ramallo, Senior Portfolio Manager since 2007

Purchase and Sale of Fund Shares

Minimum Initial Investment: $100,000
Minimum Additional Investment: $5,000

You can only purchase and redeem Institutional Class shares of the Fund on days the New York Stock Exchange is open. Institutional Class shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Shares of the Fund may also be purchased and redeemed directly through The RBB Fund, Inc. by the means described below.

Purchase and Redemption By Mail: Robeco Boston Partners All Cap Value Fund c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9816 Providence, RI 02940-8042	Purchase and Redemption By Wire: Request routing instructions by calling the Fund's transfer agent at 1-888-261-4073.

Redemption By Telephone: If you select the option on your account application, you may call the Fund's transfer agent at 1-888-261-4073.

Taxes

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY SECTION — ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND

Investment Objective

The Fund seeks long-term capital appreciation while reducing exposure to general equity market risk. The Fund seeks a total return greater than that of the S&P 500® Index over a full market cycle.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)	None
Maximum sales charge (load) imposed on reinvested dividends	None
Redemption fee (as a percentage of amount redeemed on shares held for less than one year, if applicable)	2.00%
Exchange fee (as a percentage of amount exchanged on shares held for less than one year, if applicable)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	2.25%
Distribution (12b-1) fees	None
Other expenses:
Dividend expense on short sales (1)	0.38%
Interest expense on borrowings	1.44%
Other operating expenses	0.23%
Total other expenses	2.05%
Total annual Fund operating expenses (2)	4.29%

(1)  There are additional costs associated with the use of short sales. Short-sale dividends generally reduce the market value of the securities by the amount of the dividend declared; thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on the securities sold short.

(2)  The Fund's investment adviser, Robeco Investment Management, Inc. ("Robeco"), has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Fund's Institutional Class exceeds 2.50% of the average daily net assets attributable to the Fund's Institutional Class shares. Because dividend expenses on short sales, acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, Total Annual Fund Operating Expenses (after fee waivers and expense reimbursements) are expected to exceed 2.50%. This contractual limitation is in effect until December 31, 2013 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Robeco may not recoup any of its waived investment advisory fees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$431	$1,302	$2,185	$4,448

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total annual Fund operating expenses or in the Example, affect the Fund's performance. During the fiscal year ended August 31, 2012, the portfolio turnover rate for the Fund was 71%.

Summary of Principal Investment Strategies

The Fund invests in long positions in stocks identified by Robeco as undervalued and takes short positions in stocks that Robeco has identified as overvalued. The cash proceeds from short sales will be invested in short-term cash instruments to produce a return on such proceeds just below the federal funds rate. The Fund will invest, both long and short, in securities principally traded in the United States markets. The Fund may invest in securities of companies operating for three years or less ("unseasoned issuers"). Robeco will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio. The Fund seeks to construct a portfolio that has less volatility than the United States equity market generally. Robeco examines various factors in determining the value characteristics of such issuers including price-to-book value ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow. Robeco selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

The Fund intends, under normal circumstances, to invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities. Under normal circumstances, Robeco expects that the Fund's long positions will not exceed approximately 125% of the Fund's net assets.

The Fund's long and short positions may involve (without limit) equity securities of foreign issuers that are traded in the markets of the United States. The Fund may also invest up to 20% of its total assets directly in equity securities of foreign issuers.

To meet margin requirements, redemptions or pending investments, the Fund may also temporarily hold a portion of its assets in full faith and credit obligations of the United States government and in short-term notes, commercial paper or other money market instruments.

Robeco will sell a stock when it no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in fundamentals or business momentum. Each holding has a target valuation established at purchase, which Robeco constantly monitors and adjusts as appropriate.

The Fund may participate as a purchaser in initial public offerings of securities ("IPO"). An IPO is a company's first offering of stock to the public.

The Fund may invest from time to time a significant portion of its assets in smaller issuers which are more volatile and less liquid than investments in issuers with a market capitalization greater than $1 billion.

The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.

The Fund may invest up to 20% of its net assets in high yield debt obligations, such as bonds and debentures, used by corporations and other business organizations.

While Robeco intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. Robeco will determine when market conditions warrant temporary defensive measures.

Summary of Principal Risks

•  Market Risk. The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. Although the long portfolio of the Fund will invest in stocks Robeco believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

•  High Yield Debt Obligations Risk. The Fund may invest up to 20% of its net assets in high yield debt obligations, such as bonds and debentures, issued by corporations and other business organizations. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Such high yield debt obligations are referred to as "junk bonds" and are not considered to be investment grade.

•  Foreign Securities Risk. International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

•  Management Risk. The Fund is subject to the risk of poor stock selection. In other words, Robeco may not be successful in its strategy of taking long positions in stocks the manager believes to be undervalued and short positions in stocks the manager believes to be overvalued. Further, since Robeco will manage both a long and a short portfolio, there is the risk that Robeco may make more poor investment decisions than an adviser of a typical stock mutual fund with only a long portfolio may make.

•  Short Sales Risk. Short sales of securities may result in gains if a security's price declines, but may result in losses if a security's price rises.

•  Unseasoned Issuers Risk. Unseasoned issuers may not have an established financial history and may have limited product lines, markets or financial resources. Unseasoned issuers may depend on a few key personnel for management and may be susceptible to losses and risks of bankruptcy. As a result, such securities may be more volatile and difficult to sell.

•  Small-Cap Companies Risk. The small capitalization equity securities in which the Fund may invest may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in Robeco's judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

•  Portfolio Turnover Risk. If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 400%; however, it may be higher if Robeco believes it will improve the Fund's performance.

•  Segregated Account Risk. A security held in a segregated account cannot be sold while the position it is covering is outstanding, unless it is replaced with a similar security. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

•  Illiquid Securities Risk. Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

•  IPO Risk. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, Robeco cannot guarantee continued access to IPOs.

Performance Information

The chart below illustrates the long-term performance of the Robeco Boston Partners Long/Short Equity Fund's Institutional Class. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced. Updated performance information is available at www.robecoinvest.com or 1-888-261-4073.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:  38.60% (quarter ended June 30, 2009)

Worst Quarter:  (19.45)% (quarter ended December 31, 2008)

Year-to-date total return for the nine months ended September 30, 2012: 8.82%

Average Annual Total Returns

The table below compares the average annual total returns for the Fund's Institutional Class both before and after taxes for the past calendar year, past five calendar years and past ten calendar years to the average annual total returns of a broad-based securities market index for the same periods. Although the Fund compares its average total return to a broad-based securities market index, the Fund seeks returns that are not correlated to securities market returns. The Fund seeks to achieve a 12-15% return over a full market cycle; however, there can be no guarantee that such returns will be achieved.

	Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Years	10 Years
Robeco Boston Partners Long/Short Equity Fund
Returns Before Taxes	5.92%	13.02%	10.28%
Returns After Taxes on Distributions (1)	2.91%	9.60%	7.95%
Returns After Taxes on Distributions and Sale of Fund Shares	4.43%	9.16%	7.62%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	(0.25)%	2.92%

(1)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management of the Fund

Investment Adviser

Robeco Investment Management, Inc.
909 Third Avenue, 32nd Floor, New York, New York 10022

Portfolio Managers

Robert T. Jones, Senior Portfolio Manager since 1995
Mark E. Donovan, Co-Chief Executive Officer, Portfolio Manager since 1995

Purchase and Sale of Fund Shares

Minimum Initial Investment: $100,000
Minimum Additional Investment: $5,000

The Fund is currently closed due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund's strategy. The Fund will still be offered to existing shareholders of the Fund and certain other persons, as described in the section entitled "Purchase of Fund Shares" in this prospectus.

You can only purchase and redeem Institutional Class shares of the Fund on days the New York Stock Exchange is open. Institutional Class shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Shares of the Fund may also be purchased and redeemed directly through The RBB Fund, Inc. by the means described below.

Purchase and Redemption By Mail: Robeco Boston Partners Long/Short Equity Fund c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9816 Providence, RI 02940-8042	Purchase and Redemption By Wire: Request routing instructions by calling the Fund's transfer agent at 1-888-261-4073.

Redemption By Telephone: If you select the option on your account application, you may call the Fund's transfer agent at 1-888-261-4073.

Taxes

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY SECTION — ROBECO BOSTON PARTNERS LONG/SHORT RESEARCH FUND

Investment Objective

The Fund seeks to provide long-term total return.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)	None
Maximum sales charge (load) imposed on reinvested dividends	None
Redemption fee (as a percentage of amount redeemed on shares held for less than 60 days, if applicable)	1.00%
Exchange fee (as a percentage of amount exchanged on shares held for less than 60 days, if applicable)	1.00%
Annual Fund Operating Expenses (expenses that that you pay each year as a percentage of the value of your investment)
Management fees	1.25%
Distribution (12b-1) fees	None
Other expenses:
Dividend expense on short sales (1)	0.72%
Interest expense on borrowings	0.55%
Other operating expenses	0.32%
Total other expenses	1.59%
Total annual Fund operating expenses	2.84%
Less Fee waivers and expense reimbursements (2)	(0.03)%
Net expenses	2.81%

(1)  There are additional costs associated with the use of short sales. Short-sale dividends generally reduce the market value of the securities by the amount of the dividend declared; thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on the securities sold short.

(2)  The Fund's investment adviser, Robeco Investment Management, Inc. ("Robeco"), has contractually agreed to forgo all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total Annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) exceeds 1.50% of the average daily net assets attributable to the Fund's Institutional Class shares. Because acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items interest and taxes are excluded from the expense limitation, Total Annual Fund Operating Expenses (after fee waivers and expense reimbursements) are expected to exceed 1.50%. This contractual limitation is in effect until at least December 31, 2013 and may not be terminated without Board approval. If at any time during the first three years the Fund's Advisory Agreement with Robeco is in effect, the Fund's Total annual Fund operating expenses for that year are less than 1.50%, Robeco is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by Robeco to the Fund during such three-year period.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$284	$877	$1,496	$3,164

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A `higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total annual Fund operating expenses or in the Example, affect the Fund's performance. During the fiscal year ended August 31, 2012, the portfolio turnover rate for the Fund was 53%.

Summary of Principal Investment Strategies

The Fund uses a hedged strategy. The Fund actively invests in long positions in stocks identified by Robeco as undervalued and takes short positions in stocks that Robeco has identified as overvalued. The cash proceeds from short sales (i.e. sales of securities the Fund does not own) will be invested in short-term cash instruments to produce a return on such proceeds just below the federal funds rate.

The Fund invests, both long and short, in equity securities issued by large-, mid- and small (or "micro") cap companies, as well as other instruments that are convertible into equity securities. Selling securities short is a form of leverage. Equity securities in which the Fund may invest include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts ("REITs"), and equity participations. An equity participation is a type of loan that gives the lender a portion of equity ownership in a property, in addition to principal and interest payments. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. The Fund may invest in securities of companies operating for three years or less ("unseasoned issuers"). The Fund may also invest in depositary receipts and equity securities of foreign companies (denominated in either U.S. dollars or foreign currencies), put and call options, futures, indexed securities and fixed-income securities (including bonds, notes, mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments) and high yield securities (commonly referred to as "junk bonds"). Fixed income securities in which the Fund will invest include those rated between AAA and D by a nationally recognized statistical rating organization ("NRSRO"), or deemed of comparable quality by Robeco. Robeco may also temporarily invest uninvested cash in money market funds and similar collective investment vehicles. The Fund may also seek to increase its income by lending portfolio securities.

Robeco determines the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio. The Fund seeks to construct a portfolio that has less volatility than the U.S. equity market by investing less than 100% of its assets in net long positions. Selection of individual securities to be held long or sold short will be based on a mix of quantitative techniques and fundamental security analysis. Robeco selects stocks on the basis of three criteria: value, fundamental business strength and momentum. Robeco examines various factors in determining the value characteristics of such issuers including price-to-book value ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow. Robeco selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

Although the Fund seeks to follow a hedged strategy, there can be no assurance that the Fund's portfolio or investments will be insulated from market moves or effectively hedged against risk.

In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing less than 25% of its total assets in any one industry, except that the Fund may invest up to 30% in exchange-traded funds to the extent permitted by the Investment Company Act of 1940 ("1940 Act") and applicable SEC orders.

The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

Robeco will sell a stock when it no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in fundamentals or business momentum. Each holding has a target valuation established at purchase, which Robeco constantly monitors and adjusts as appropriate.

The principal derivative instruments in which the Fund invests are futures and options on securities, securities indices or currencies, options on these futures, forward foreign currency contracts and interest rate or currency swaps. The Fund's investments in derivative instruments may be leveraged and result in losses exceeding the amounts invested.

While Robeco intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. Robeco will determine when market conditions warrant temporary defensive measures.

Summary of Principal Risks

•  Market Risk. The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. Although the long portfolio of the Fund will invest in stocks Robeco believes to be undervalued, there is no guarantee that the price of these stocks will not move even lower.

•  High Yield Debt Obligations Risk. The Fund may invest up to 20% of its net assets in high yield debt obligations (of any rating, including defaulted securities and unrated securities), including bonds and debentures, issued by corporations and business organizations. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Such high yield debt obligations are referred to as "junk bonds" and are not considered to be investment grade.

•  Foreign Securities Risk. International investing is subject to special risks, including currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and financial practices.

•  Currency Risk. Investment in foreign securities also involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

•  Management Risk. The Fund is subject to the risk of poor stock selection. Robeco may be incorrect in the stocks it buys and believes to be undervalued and in stocks it sells short and believes to be overvalued. Further, since Robeco will manage both a long and a short portfolio, there is the risk that Robeco may make more poor investment decisions than an adviser of a typical stock mutual fund with only a long portfolio.

•  Short Sales Risk. Short sales of securities may result in gains if a security's price declines, but may result in losses if a security's price rises. In a rising market, short positions may be more likely to result in losses because securities sold short may be more likely to increase in value. Short selling also involves the risks of: increased leverage, and its accompanying potential for losses; the potential inability to reacquire a security in a timely manner, or at an acceptable price; the possibility of the lender terminating the loan at any time, forcing the Fund to close the transaction under unfavorable circumstances; the additional costs that may be incurred; and the potential loss of investment flexibility caused by the Fund's obligations to provide collateral to the lender and set aside assets to cover the open position. Short sales "against the box" may protect the Fund against the risk of losses in the value of a portfolio security because any decline in value of the security should be wholly or partially offset by a corresponding gain in the short position. Any potential gains in the security, however, would be wholly or partially offset by a corresponding loss in the short position. Short sales that are not "against the box" involve a form of investment leverage, and the amount of the Fund's loss on a short sale is potentially unlimited.

•  Unseasoned Issuers Risk. Unseasoned issuers may not have an established financial history and may have limited product lines, markets or financial resources. Unseasoned issuers may depend on a few key personnel for management and may be susceptible to losses and risks of bankruptcy. As a result, such securities may be more volatile and difficult to sell.

•  Small-Cap Companies Risk. The small capitalization equity securities in which the Fund may invest may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in Robeco's judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

•  REITs Risk. REITs may be affected by economic forces and other factors related to the real estate industry. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index.

•  Portfolio Turnover Risk. If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 300%; however, it may be higher if Robeco believes it will improve the Fund's performance.

•  Illiquid Securities Risk. Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days.

•  Derivatives Risk. The Fund's investments in derivative instruments, which include futures and options on securities, securities indices or currencies, options on these futures, forward foreign currency contracts and interest rate or currency swaps, may be leveraged and result in losses exceeding the amounts invested.

•  Indexed Securities Risk. The Fund may invest in indexed securities whose value is linked to securities indices. Most such securities have values that rise and fall according to the change in one or more specified indices and may have characteristics similar to direct investments in the underlying securities. Depending on the index, such securities may have greater volatility than the market as a whole.

•  Securities Lending Risk. The Fund may lend portfolio securities to institutions, such as certain broker-dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

•  Exchange Traded Fund Risk. Exchange traded funds ("ETFs") are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities that they are designed to track, although lack of liquidity in an ETF could result in its being more volatile. The Fund may incur brokerage fees in connection with its purchase of ETF shares.

Performance Information

The chart below illustrates the performance of the Robeco Boston Partners Long/Short Research Fund's Institutional Class. The information provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced. Updated performance information is available at www.robecoinvest.com or 1-888-261-4073.

Total Returns for the Calendar Year Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:  8.37% (quarter ended December 31, 2011)

Worst Quarter:  (9.89)% (quarter ended September 30, 2011)

Year-to-date total return for the nine months ended September 30, 2012: 9.49%

Average Annual Total Returns

The table below compares the average annual total returns for the Fund's Institutional Class both before and after taxes for the past calendar year and since inception to the average annual total returns of a broad-based securities market index for the same periods.

	Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	Since Inception (November 29, 2010)
Robeco Boston Partners Long/Short Research Fund
Returns Before Taxes	3.40%	8.33%
Returns After Taxes on Distributions (1)	3.10%	8.07%
Returns After Taxes on Distributions and Sale of Fund Shares	2.21%	6.94%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	16.92%

(1)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management of the Fund

Investment Adviser

Robeco Investment Management, Inc.
909 Third Avenue, 32nd Floor, New York, New York 10022

Portfolio Managers

Jay Feeney, Co-Chief Executive Officer and Chief Investment Officer-Equities, Co-portfolio Manager since inception of the Fund
Eric Connerly, Director of Research, Co-portfolio Manager since inception of the Fund

Purchase and Sale of Fund Shares

Minimum Initial Investment: $100,000
Minimum Additional Investment: $5,000

You can only purchase and redeem Institutional Class shares of the Fund on days the New York Stock Exchange is open. Institutional Class shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Shares of the Fund may also be purchased and redeemed directly through The RBB Fund, Inc. by the means described below.

Purchase and Redemption By Mail: Robeco Boston Partners Long/Short Research Fund c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9816 Providence, RI 02940-8042	Purchase and Redemption By Wire: Request routing instructions by calling the Fund's transfer agent at 1-888-261-4073.

Redemption By Telephone: If you selected the option on your account application, you may call the Fund's transferagent at 1-888-261-4073.

Taxes

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY SECTION — ROBECO WPG SMALL/MICRO CAP VALUE FUND

Investment Objective

The Fund seeks capital appreciation by investing primarily in common stocks, securities convertible into common stocks and in special situations.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)	None
Maximum sales charge (load) imposed on reinvested dividends	None
Redemption fee (as a percentage of amount redeemed on shares held for less than 60 days, if applicable)	2.00%
Exchange fee (as a percentage of amount exchanged on shares held for less than 60 days, if applicable)	2.00%
Annual Fund Operating Expenses* (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.90%
Distribution (12b-1) fees	None
Other expenses	0.80%
Total annual Fund operating expenses	1.70%
Fee waivers and expense reimbursements (1)	0.00%
Net expenses	1.70%

(1)  The Fund's investment adviser, Robeco Investment Management, Inc. ("Robeco") has contractually agreed to waive a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total Annual Fund Operating Expenses (excluding certain items discussed below) for the Fund's Institutional Class exceeds 1.70% of the average daily net assets attributable to the Fund's Institutional Class shares. In determining Robeco's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total Annual Fund Operating Expenses to exceed 1.70%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2013 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Robeco may not recoup any of its waived investment advisory fee. The amount waived for the fiscal year ended August 31, 2012 was less than 0.01%.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$173	$535	$922	$2,007

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the fiscal year ended August 31, 2012, the portfolio turnover rate for the Fund was 84%.

Summary of Principal Investment Strategies

Currently, the Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in equity securities of U.S. companies, that, at the time of purchase, have a market capitalization that is within the range of the market capitalization of issuers in the Russell 2000® Value Index. As of November 30, 2012, the median market capitalization of the companies in the Russell 2000® Value Index is $433 million and the largest stock is $4.8 billion. The Fund may invest indepository receipts and equity securities of foreign companies. Although the Fund invests primarily in common stocks, the Fund may invest in all types of equity and equity-related securities, including (without limitation):

•  Securities convertible into common stocks.

•  Shares of real estate investment trusts ("REITs").

•  Warrants and rights to purchase common stocks.

•  Preferred stocks.

•  Exchange traded limited partnerships.

Special Situations: The Fund may invest in companies that may experience unusual and possibly unique developments which may create a special opportunity for significant returns. Special situations include: significant technological improvements or important discoveries; reorganizations, recapitalizations or mergers; favorable resolutions of litigation; new management or material changes in company policies; and actual or potential changes in control of a company.

Strategies: Robeco uses a value approach to select the Fund's investments. Using this investment style, Robeco seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect what Robeco believes to be their intrinsic values. Robeco employs a bottom-up strategy, focusing on undervalued industries that Robeco believes are experiencing positive change. Robeco then uses both qualitative and quantitative methods to assess a security's potential value. The portfolio managers managing the Fund meet with a multitude of companies annually to identify companies with increasing returns on capital in their core businesses which are selling at attractive valuations.

Factors Robeco looks for in selecting investments include (without limitation):

•  Increasing returns on invested capital.

•  Companies who have demonstrated an ability to generate high return on invested capital (ROIC).

•  Companies which provide solid cash flows with appropriate capital.

•  Potential catalysts such as new products, cyclical upturns and changes in management.

•  Low market valuations relative to earnings forecast, book value, cash flow and sales.

Robeco will sell a stock when it no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in fundamentals or business momentum. Each holding has a target valuation established at purchase, which Robeco constantly monitors and adjusts as appropriate.

Summary of Principal Risks

•  Market Risk. The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. Although the Fund will invest in stocks Robeco believes to be undervalued, there is no guarantee that the price of these stocks will not move even lower.

•  Foreign Securities Risk. International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

•  Management Risk. The Fund is subject to the risk of poor stock selection. In other words, the individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result.

•  Small Cap Companies Risk. The small capitalization equity securities in which the Fund may invest will often be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in Robeco's judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

•  Convertible Securities Risk. Securities that can be converted into common stock, such as certain securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.

•  REITs Risk. REITs may be affected by economic forces and other factors related to the real estate industry. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index.

•  Special Situations Risk. The Fund will seek to benefit from "special situations," such as mergers, reorganizations, or other unusual events expected to affect a particular issuer. There is a risk that the "special situation" might not occur or involve longer time frames than originally expected, which could have a negative impact on the price of the issuer's securities and fail to produce gains or produce a loss for the Fund.

•  Rights and Warrants Risk. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the right's or warrant's expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

Performance Information

The bar chart and table below illustrate the long-term performance of the Robeco WPG Small/Micro Cap Value Fund's Institutional Class. The performance for periods prior to April 29, 2005 represents the performance of the WPG Tudor Fund (the "Predecessor Fund"). The Predecessor Fund began operations on September 11, 1985. On April 29, 2005, the Predecessor Fund was reorganized as a new portfolio of the Company. Prior to the reorganization, the Predecessor Fund offered only one class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Institutional Class shares of the Fund.

The bar chart below shows you how the performance of the Fund's Institutional Class has varied year to year and provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced. Updated performance information is available at www.robecoinvest.com or 1-888-261-4073.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:  28.51% (quarter ended June 30, 2009)

Worst Quarter:  (30.21)% (quarter ended December 31, 2008)

Year-to-date total return for the nine months ended September 30, 2012: 17.35%

Average Annual Total Returns

The table below compares the average annual total returns for the Fund's Institutional Class both before and after taxes for the past calendar year, past five calendar years and past 10 calendar years to the average annual total returns of a broad-based securities market index for the same periods.

	Average Annual Total Returns* (for the Periods Ended December 31, 2011)
	1 Year	5 Years	10 Years
Robeco WPG Small/Micro Cap Value Fund
Return Before Taxes	(11.95)%	(2.23)%	3.31%
Return After Taxes on Distributions (1)	(11.95)%	(3.09)%	1.97%
Return After Taxes on Distributions and Sale of Shares	(7.76)%	(2.23)%	2.26%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	(5.50)%	(1.88)%	6.40%

*  The performance record prior to August 18, 2003 was achieved under the Predecessor Fund's growth-related strategy.

(1)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund's average annual total returns for the one year, five year, and since inception periods compare with those of a broad measure of market performance.

Management of the Fund

Investment Adviser

Robeco Investment Management, Inc.
909 Third Avenue, 32nd Floor, New York, New York 10022

Portfolio Managers

Richard Shuster, Senior Portfolio Manager since 1999
Gregory Weiss, Portfolio Manager since 1999

Purchase and Sale of Fund Shares

Minimum Initial Investment: $100,000
Minimum Additional Investment: $5,000

You can only purchase and redeem Institutional Class shares of the Fund on days the New York Stock Exchange is open. Institutional Class shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Shares of the Fund may also be purchased and redeemed directly through The RBB Fund, Inc. by the means described below.

Purchase and Redemption By Mail: Robeco WPG Small/Micro Cap Value Fund c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9816 Providence, RI 02940-8042	Purchase and Redemption By Wire: Request routing instructions by calling the Fund's transfer agent at 1-888-261-4073.

Redemption By Telephone: If you select the option on your account application, you may call the Fund's transfer agent at 1-888-261-4073.

Taxes

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. The Fund contemplates declaring as dividends each year all or substantially all of its taxable income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY SECTION — ROBECO BOSTON PARTNERS GLOBAL EQUITY FUND

Investment Objective

The Fund seeks to provide long-term capital growth.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)	None
Maximum sales charge (load) imposed on reinvested dividends	None
Redemption fee (as a percentage of amount redeemed on shares held for less than 60 days, if applicable)	1.00%
Exchange fee (as a percentage of amount exchanged on shares held for less than 60 days, if applicable)	1.00%
Annual Fund Operating Expenses* (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.90%
Distribution (12b-1) fees	None
Other expenses	2.66%
Total annual Fund operating expenses	3.56%
Less Fee waivers and expense reimbursements (1)	(2.26)%
Net expenses	1.30%

(1)  The Fund's investment adviser, Robeco Investment Management, Inc. ("Robeco"), has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total annual Fund operating expenses (excluding certain items discussed below) for the Fund's Institutional Class shares exceeds 1.30% of the average daily net assets attributable to the Fund's Institutional Class shares. In determining Robeco's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total Annual Fund Operating Expenses to exceed 1.30%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2013 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. If at any time during the Fund's Advisory Agreement with Robeco is in effect, the Fund's Total annual Fund operating expenses for that year are less than 1.30%, Robeco is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by Robeco to the Fund during such three-year period.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell all of your shares at the end of the period. The Example also assumes that your investment has a 5%

return each year and that the operating expenses of the Fund remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$132	$882	$1,654	$3,681

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total annual Fund operating expenses or in the Example, affect the Fund's performance. During the fiscal year ended August 31, 2012, the portfolio turnover rate for the Fund was 83%.

Summary of Principal Investment Strategies

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in a non-diversified portfolio of equity and equity-related securities issued by U.S. and non-U.S. companies of any capitalization size. The Fund may invest in all types of equity and equity-related securities, including without limitation exchange-traded and over-the-counter common and preferred stocks, warrants, options, rights, convertible securities, sponsored and unsponsored depositary receipts and shares, trust certificates, participatory notes, limited partnership interests, shares of other investment companies (including exchanged-traded funds ("ETFs")), real estate investment trusts ("REITs") and equity participations. An equity participation is a type of loan that gives the lender a portion of equity ownership in a property, in addition to principal and interest payments. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.

The Fund defines non-U.S. companies as companies (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets, or that derive a significant portion of their revenue or profits from businesses, investments or sales, outside of the United States. Under normal market conditions, the Fund invests significantly (ordinarily at least 40% — unless market conditions are not deemed favorable by Robeco, in which case the Fund would invest at least 30%) in non-U.S. companies. The Fund principally will be invested in issuers located in countries with developed securities markets, but may also invest in issuers located in emerging markets. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries).

The Fund generally invests in the equity securities of issuers believed by Robeco to be undervalued in the marketplace, focusing on issuers that combine attractive valuations with catalysts for change. Robeco applies a bottom-up stock selection process (i.e., one that focuses primarily on issuer-specific factors) in managing the Fund, using a combination of fundamental and quantitative analysis. In selecting investments for the Fund, Robeco considers various factors such as price-to-book value, price-to-sales and earnings ratios, dividend yields, strength of management, and cash flow to identify securities that are trading at a price that appears to be lower than the issuer's inherent value.

Robeco will sell a stock when it no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in fundamentals or business momentum. Each holding has a target valuation established at purchase, which Robeco constantly monitors and adjusts as appropriate.

The Fund may (but is not required to) invest in derivatives, including put and call options, futures, forward contracts and swaps, in lieu of investing directly in a security, currency or instrument, for hedging and non-hedging purposes.

The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

The Fund may participate as a purchaser in initial public offerings of securities ("IPO"). An IPO is a company's first offering of stock to the public. The Fund may also seek to increase its income by lending portfolio securities.

While Robeco intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. Robeco will determine when market conditions warrant temporary defensive measures.

Summary of Principal Risks

•  Management Risk. The Fund is subject to the risk of poor stock selection. In other words, the individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result.

•  Market Risk. The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. Although the Fund will invest in stocks Robeco believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

•  Foreign Securities Risk. International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices. The Fund may invest in securities of foreign issuers either directly or depositary receipts. Depositary receipts may be available through "sponsored" or "unsponsored" facilities. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders. Participatory notes ("P-notes") are derivative instruments used by investors to take positions in certain foreign securities. P-notes present similar risks to investing directly in such securities and also expose investors to counterparty risk.

•  Emerging Markets Risk. Investment in emerging market securities involves greater risk than that associated with investment in securities of issuers in developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

•  Currency Risk. Investment in foreign securities also involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

•  Convertible Securities Risk. Securities that can be converted into common stock, such as certain securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.

•  Options Risk. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the near future at an agreed upon price prior to the expiration date of the option. The Fund may "cover" a call option by owning the security underlying the option or through other means. The value of options can be highly volatile, and their use can result in loss if Robeco is incorrect in its expectation of price fluctuations.

•  Derivatives Risk. The Fund's investments in derivative instruments, which include futures and options on securities, securities indices or currencies, options on these futures, forward foreign currency contracts and interest rate or currency swaps, may be leveraged and result in losses exceeding the amounts invested.

•  REITs Risk. REITs may be affected by economic forces and other factors related to the real estate industry. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index.

•  Small/Mid-Cap Companies Risk. Investing in securities of companies with micro, small or mid-sized capitalizations tends to be riskier than investing in securities of companies with large capitalizations. Securities of companies with micro, small and mid-sized capitalizations tend to be more volatile than those of large cap companies and, on occasion, may fluctuate in the opposite direction of large cap company securities or the broader stock market averages.

The small capitalization equity securities in which the Fund invests may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. Redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in Robeco's judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

•  Securities Lending Risk. The Fund may lend portfolio securities to institutions, such as certain broker-dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

•  Exchange Traded Fund Risk. Exchange traded funds ("ETFs") are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities that they are designed to track, although lack of liquidity in an ETF could result in its being more volatile. The Fund may incur brokerage fees in connection with its purchase of ETF shares.

•  Illiquid Securities Risk. Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

•  IPO Risk. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, Robeco cannot guarantee continued access to IPOs.

•  Non-Diversification Risk. The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have greater impact on the Fund.

Performance Information

No performance information is available for the Fund because it has not yet been in operation for a full calendar year. The performance information, when available, will provide some indication of the risks of investing in the Fund. The Fund intends to evaluate its performance as compared to that of the MSCI® World Index. Updated performance information will be available at www.robecoinvest.com or 1-888-261-4073.

Management of the Fund

Investment Adviser

Robeco Investment Management, Inc.
909 Third Avenue, 32nd Floor, New York, New York 10022

Portfolio Managers

Christopher K. Hart, Equity Portfolio Manager, Co-portfolio Manager of the Fund since inception
Harry J. Rosenbluth, Co-Portfolio Manager of the Fund since July, 2012

Purchase and Sale of Fund Shares

Minimum Initial Investment: $100,000
Minimum Additional Investment: $5,000

You can only purchase and redeem Institutional Class shares of the Fund on days the New York Stock Exchange is open. Institutional Class shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Shares of the Fund may also be purchased and redeemed directly through The RBB Fund, Inc. by the means described below.

Purchase and Redemption By Mail: Robeco Boston Partners Global Equity Fund c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9816 Providence, RI 02940-8042	Purchase and Redemption By Wire: Request routing instructions by calling the Fund's transfer agent at 1-888-261-4073.

Redemption By Telephone: If you select the option on your account application, you may call the Fund's transfer agent at 1-888-261-4073.

Taxes

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund ver another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY SECTION — ROBECO BOSTON PARTNERS INTERNATIONAL EQUITY FUND

Investment Objective

The Fund seeks to provide long-term capital growth.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)	None
Maximum sales charge (load) imposed on reinvested dividends	None
Redemption fee (as a percentage of amount redeemed on shares held for less than 60 days, if applicable)	1.00%
Exchange fee (as a percentage of amount exchanged on shares held for less than 60 days, if applicable)	1.00%
Annual Fund Operating Expenses* (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.90%
Distribution (12b-1) fees	None
Other expenses	2.87%
Total annual Fund operating expenses	3.77%
Less Fee waivers and expense reimbursements (1)	(2.47)%
Net expenses	1.30%

(1)  The Fund's investment adviser, Robeco Investment Management, Inc. ("Robeco"), has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Fund's Institutional Class shares exceeds 1.30% of the average daily net assets attributable to the Fund's Institutional Class shares. If the Fund incurs any of the expenses excluded from the contractual limitation, the Fund's net Total Annual Fund Operating Expenses will exceed 1.30%, by the amount of those excluded expenses. This contractual limitation is in effect until December 31, 2013 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. If at any time during the Fund's Advisory Agreement with Robeco is in effect, the Fund's Total annual Fund operating expenses for that year are less than 1.30%, Robeco is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by Robeco to the Fund during such three-year period.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell all of your shares at the end of the period. The Example also assumes that your investment has a 5%

return each year and that the operating expenses for the Fund remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$132	$924	$1,735	$3,852

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total annual Fund operating expenses or in the Example, affect the Fund's performance. During the fiscal year ended August 31, 2012, the portfolio turnover rate for the Fund was 81%.

Summary of Principal Investment Strategies

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in a non-diversified portfolio of equity and equity-related securities issued by non-U.S. companies of any capitalization size. The Fund may invest in all types of equity and equity-related securities, including without limitation exchange-traded and over-the-counter common and preferred stocks, warrants, options, rights, convertible securities, sponsored and unsponsored depositary receipts and shares, trust certificates, participatory notes, limited partnership interests, shares of other investment companies (including exchanged-traded funds ("ETFs")), real estate investment trusts ("REITs") and equity participations. An equity participation is a type of loan that gives the lender a portion of equity ownership in a property, in addition to principal and interest payments. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.

The Fund defines non-U.S. companies as companies (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets, or that derive a significant portion of their revenue or profits from businesses, investments or sales, outside of the United States. The Fund principally will be invested in issuers located in countries with developed securities markets, but may also invest in issuers located in emerging markets.

The Fund generally invests in the equity securities of issuers believed by Robeco to be undervalued in the marketplace, focusing on issuers that combine attractive valuations with catalysts for change. Robeco applies a bottom-up stock selection process (i.e., one that focuses primarily on issuer-specific factors) in managing the Fund, using a combination of fundamental and quantitative analysis. In selecting investments for the Fund, Robeco considers various factors such as price-to-book value, price-to-sales and earnings ratios, dividend yields, strength of management, and cash flow to identify securities that are trading at a price that appears to be lower than the issuer's inherent value.

The Fund may (but is not required to) invest in derivatives, including put and call options, futures, forward contracts and swaps, in lieu of investing directly in a security, currency or instrument, for hedging and non-hedging purposes.

The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

The Fund may participate as a purchaser in initial public offerings of securities ("IPO"). An IPO is a company's first offering of stock to the public. The Fund may also seek to increase its income by lending portfolio securities.

Robeco will sell a stock when it no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in fundamentals or business momentum. Each holding has a target valuation established at purchase, which Robeco constantly monitors and adjusts as appropriate.

While Robeco intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. Robeco will determine when market conditions warrant temporary defensive measures.

Summary of Principal Risks

•  Management Risk. The Fund is subject to the risk of poor stock selection. In other words, the individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result.

•  Market Risk. The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. Although the Fund will invest in stocks Robeco believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

•  Foreign Securities Risk. International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices. The Fund may invest in securities of foreign issuers either directly or through depositary receipts. Depositary receipts may be available through "sponsored" or "unsponsored" facilities. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders. Participatory notes ("P-notes") are equity access products structured as debt obligations and used by investors to take positions in certain foreign securities. P-notes present similar risks to investing directly in such securities and also expose investors to counterparty risk.

•  Emerging Markets Risk. Investment in emerging market securities involves greater risk than that associated with investment in securities of issuers in developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

•  Currency Risk. Investment in foreign securities also involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

•  Convertible Securities Risk. Securities that can be converted into common stock, such as certain securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.

•  Options Risk. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the near future at an agreed upon price prior to the expiration date of the option. The Fund may "cover" a call option by owning the security underlying the option or through other means. The value of options can be highly volatile, and their use can result in loss if Robeco is incorrect in its expectation of price fluctuations.

•  Derivatives Risk. The Fund's investments in derivative instruments, which include futures and options on securities, securities indices or currencies, options on these futures, forward foreign currency contracts and interest rate or currency swaps, may be leveraged and result in losses exceeding the amounts invested.

•  REITs Risk. REITs may be affected by economic forces and other factors related to the real estate industry. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index.

•  Small/Mid-Cap Companies Risk. Investing in securities of companies with micro, small or mid-sized capitalizations tends to be riskier than investing in securities of companies with large capitalizations. Securities of companies with micro, small and mid-sized capitalizations tend to be more volatile than those of large cap companies and, on occasion, may fluctuate in the opposite direction of large cap company securities or the broader stock market averages.

The small capitalization equity securities in which the Fund invests may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. Redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in Robeco's judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

•  Securities Lending Risk. The Fund may lend portfolio securities to institutions, such as certain broker-dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

•  Exchange Traded Fund Risk. Exchange traded funds ("ETFs") are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities that they are designed to track, although lack of liquidity in an ETF could result in its being more volatile. The Fund may incur brokerage fees in connection with its purchase of ETF shares.

•  Illiquid Securities Risk. Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

•  IPO Risk. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, Robeco cannot guarantee continued access to IPOs.

•  Non-Diversification Risk. The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have greater impact on the Fund.

Performance Information

No performance information is available for the Fund because it has not yet been in operation for a full calendar year. The performance information, when available, will provide some indication of the risks of investing in the Fund. The Fund intends to evaluate its performance as compared to that of the MSCI® EAFE Index. Updated performance information will be available at www.robecoinvest.com or 1-888-261-4073.

Management of the Fund

Investment Adviser

Robeco Investment Management, Inc.
909 Third Avenue, 32nd Floor, New York, New York 10022

Portfolio Managers

Christopher K. Hart, Equity Portfolio Manager, Co-portfolio Manager of the Fund since inception
Harry J. Rosenbluth, Co-Portfolio Manager of the Fund since July, 2012

Purchase and Sale of Fund Shares

Minimum Initial Investment: $100,000
Minimum Additional Investment: $5,000

You can only purchase and redeem Institutional Class shares of the Fund on days the New York Stock Exchange is open. Institutional Class shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Shares of the Fund may also be purchased and redeemed directly through The RBB Fund, Inc. by the means described below.

Purchase and Redemption By Mail: Robeco Boston Partners International Equity Fund c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9816 Providence, RI 02940-8042	Purchase and Redemption By Wire: Request routing instructions by calling the Fund's transfer agent at 1-888-261-4073.

Redemption By Telephone: If you select the option on your account application, you may call the Fund's transfer agent at 1-888-261-4073.

Taxes

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISKS

This section provides some additional information about the Funds' investments and certain portfolio management techniques that certain Funds may use. More information about the Funds' investments and portfolio management techniques, some of which entail risks, is included in the Statement of Additional Information ("SAI").

Investment Objectives

The Funds' investment objectives may be changed by the Board of Directors of The RBB Fund, Inc. (the "Company") without shareholder approval. Shareholders will, however, receive 60 days' prior notice of any changes. Any such changes may result in the Funds having investment objectives different from the objectives that the shareholder considered appropriate at the time of investment in the Funds.

Additional Information About the Funds' Principal Investments and Risks

Derivative Contracts. Each of the Funds, except for the Robeco Boston Partners Small Cap Value II Fund may, but need not, use derivative contracts for any of the following purposes:

•  To seek to hedge against the possible adverse impact of changes in stock market prices, currency exchange rates or interest rates in the market value of its securities or securities to be purchased; or

•  As a substitute for buying or selling currencies or securities.

The Robeco Boston Partners All-Cap Value Fund, the Robeco WPG Small/Micro Cap Value Fund, Robeco Boston Partners Global Equity Fund and Robeco Boston Partners International Equity Fund may, but need not, use derivative contracts for the following purpose:

•  To seek to enhance the Fund's return in non-hedging situations.

Derivative contracts in which the Robeco Boston Partners All-Cap Value Fund, the Robeco WPG Small/Micro Cap Value Fund, Robeco Boston Partners Long/Short Research Fund, Robeco Boston Partners Global Equity Fund and the Robeco Boston Partners International Equity Fund may invest include: futures and options on securities, securities indices or currencies; options on these futures; forward foreign currency contracts; and interest rate, total return or currency swaps. The Robeco Boston Partners Long/Short Research Fund, Robeco WPG Small/Micro Cap Value Fund, Robeco Boston Partners Global Equity Fund and Robeco Boston Partners International Equity Fund may use derivative contracts involving foreign currencies. A derivative contract will obligate or entitle a Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on a Fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities in that the counterparty may default on its payment obligations or become insolvent. Derivatives can also make a Fund less liquid and harder to value, especially in declining markets.

Short Sales. The Robeco Boston Partners Long/Short Equity Fund and Robeco Boston Partners Long/Short Research Fund will engage in short sales, and the Robeco Boston Partners All-Cap Value Fund may engage in short sales — including those that are not "against the box," which means that each Fund may make short sales where the Fund does not currently own or have the right to acquire, at no added cost, securities identical to those sold short — in accordance with the provisions of the 1940 Act. In a typical short sale, the Funds borrow from a broker a security in order to sell the security to a third party. The Funds are then obligated to return a security of the same issuer and quantity at some future date. The Funds realize a loss to the extent the security increases in value or a profit to the extent the security declines in value (after taking into account any associated costs). Short sales "against the box" may protect the Funds against the risk of losses in the value of a portfolio security because any decline in value of the security should be wholly or partially offset by a corresponding gain in the short position. Any potential gains in the security, however, would be wholly or partially offset by a corresponding loss in the short position. Short sales that are not "against the box" involve a form of investment leverage, and the amount of each Fund's loss on a short sale is potentially unlimited.

Equity and Equity-Related Securities. Each of the Funds may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and REITs, and equity participations. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Common stocks may decline over short or even extended periods of time. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the right's or warrant's expiration. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. State law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a limited partnership than investors in a corporation. Fluctuations in the value of equity securities in which a mutual fund invests will cause the Fund's net asset value to fluctuate. The number of issuers in the Funds' portfolios will vary over time.

Fixed Income Investments. The Robeco Boston Partners All-Cap Value Fund, Robeco WPG Small/Micro Cap Value Fund, Robeco Boston Partners Long/Short Equity Fund and Robeco Boston Partners Long/Short Research Fund may each invest a portion of their assets in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by corporate and governmental issuers and may have all types of interest rate payment and reset terms, including (without limitation) fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

The credit quality of securities held in a Fund's portfolio is determined at the time of investment. If a security is rated differently by multiple ratings organizations, a Fund treats the security as being rated in the higher rating category. A Fund may choose not to sell securities that are downgraded below the Fund's minimum accepted credit rating after their purchase.

Foreign Securities. Each of the Funds may invest in securities of foreign issuers that are traded or denominated in U.S. dollars (including equity securities of foreign issuers trading in U.S. markets) directly or through American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") or International Depositary Receipts ("IDRs"). Depositary receipts may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depository, whereas an unsponsored facility is established by the depository without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders.

In addition, the Funds may also invest in securities denominated in foreign currencies and in multinational currencies such as the Euro. The Funds will value their securities and other assets in U.S. dollars. Investments in securities of foreign issuers and securities denominated in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. Changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of a Fund's assets denominated or quoted in currencies other than the U.S. dollar. Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.

The Robeco Boston Partners Global Equity Fund and Robeco Boston Partners International Equity Fund will normally invest a significant portion of their assets in the equity securities and equity-related instruments issued by non-U.S. companies. The Funds may invest in securities denominated in the currencies of a variety of developed, emerging and frontier market countries. Unless hedged, currency fluctuations may have a material impact on the performance of a portfolio of non-U.S. dollar-denominated securities and such a portfolio may experience a decline or increase in value, in U.S. dollar terms, due to fluctuations in currency exchange rates. Robeco may, from time to time, but is not required to, hedge foreign currency exposure in the Funds' portfolios. Further, the Funds may also from time to time enter into speculative currency positions independent of other positions in the Funds' portfolios.

The Robeco Boston Partners Global Equity Fund and Robeco Boston Partners International Equity Fund may also invest in participatory notes. Participatory notes (commonly known as "P-notes") are equity access products structured as debt obligations and used by investors to take positions in certain foreign securities. P-notes are generally issued by the associates of foreign-based foreign brokerages and domestic institutional brokerages. P-notes represent interests in securities listed on certain foreign exchanges, and thus present similar risks to investing directly in such securities. P-notes also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitments.

Portfolio Concentration. Under normal market conditions, the Robeco Boston Partners Global Equity Fund and the Robeco Boston Partners International Equity Fund portfolios will generally be diversified by country and geographic region.

Mortgage-Backed Securities. Certain Funds may invest in mortgage-backed securities as part of their principal investment strategies. Mortgage-backed securities may be issued by private companies or by agencies of the U.S. government. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property.

Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities are particularly subject to prepayment risk. A Fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Interest only instruments are particularly subject to extension risk. i.e. the risk that an issuer will exercise its right to pay principal later than expected. This may occur when there is a rise in interest rates. Mortgage derivatives and structured securities often employ features that have the effect of leverage. As a result, small changes in interest or prepayment rates may cause large and sudden price movements, especially compared to an investment in a security that is not leveraged. Mortgage derivatives can also become illiquid and hard to value in declining markets.

The last few years, the market for mortgage related securities experienced substantially, often dramatically, lower valuations and greatly reduced liquidity. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates, and therefore may be more difficult to value and more difficult to dispose of than previously. These events may have an adverse impact on a Fund to the extent it invests in mortgage-related or other fixed income securities or instruments affected by the volatility in the fixed income markets.

Exchange-Traded Funds (ETFs). Each Fund may invest in ETFs to the extent permitted by the 1940 Act and applicable SEC orders. ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. In general, ETFs seek to track a specified securities index or a basket of securities that an "index provider," such as Standard & Poor's, selects as representative of a market, market segment or industry sector. An ETF portfolio generally holds the same stocks or bonds as the index it tracks or it may hold a representative sample of such securities. Thus, an ETF is designed so that its performance will correspond closely with that of the index it tracks. As a shareholder in an ETF, the Fund will bear its pro rata portion of an ETF's expenses, including advisory fees, in addition to its own expenses.

Other Investment Companies. Each of the Funds may invest up to 10% of its total assets in the securities of other investment companies not affiliated with Robeco, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Among other things, the Funds may invest in money market mutual funds for cash management purposes by "sweeping" excess cash balances into such funds until the cash is invested or otherwise utilized. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund.

Private Investments in Public Equity. The Robeco WPG Small/Micro Cap Value Fund may purchase equity securities in private placements that are issued by issuers who have outstanding, publicly-traded equity securities of the same class ("private investments in public equity" or "PIPEs"). Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect. Please see the Fund's SAI for more information regarding illiquid securities.

Portfolio Turnover. Each of the Funds may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading may also increase transaction costs, which could detract from the Funds' performance.

Securities Lending. Each Fund may seek to increase its income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio security loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by a Fund will not exceed 33 1/3% of the value of the Fund's total assets. A Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

Temporary Investments. Each of the Funds may depart from its principal investment strategy in response to adverse market, economic, political or other conditions by taking a temporary defensive position (up to 100% of its assets) in all types of money market and short-term debt securities. If a Fund were to take a temporary defensive position, it may be unable for a time to achieve its investment objective.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

The Russell 2000® Value Index is an unmanaged index that contains stocks from the Russell 2000® Index with less than average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. As of November 30, 2012, the median market capitalization of the companies in the Russell 2000® Value Index is $433 million and the largest stock is $4.8 billion. Please note that this range is as of a particular point in time and is subject to change. The Russell 2000® Value Index is a registered trademark of the Frank Russell Corporation.

The Russell 3000® Value Index is an unmanaged index that measures the performance of those Russell 3000® Index companies that typically display lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indices. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of November 30, 2012, the median market capitalization of the companies in the Russell 3000® Value Index is $836 million and the largest stock is

$401.8 billion. Please note that this range is as of a particular point in time and is subject to change. The Russell 3000® Value Index is a registered trademark of the Frank Russell Corporation.

The S&P 500® Index is an unmanaged index composed of 500 common stocks, classified in eleven industry sectors, which represent approximately 75% of the U.S. equities market. The S&P 500® Index assigns relative values to the stocks included in the index, weighted according to each stock's total market value relative to the total market value of the other stocks included in the index.

Disclosure of Portfolio Holdings

The complete portfolio holdings (or long positions with respect to the Robeco Boston Partners All-Cap Value Fund, Robeco Boston Partners Long/Short Equity Fund and Robeco Boston Partners Long/Short Research Fund) of each of the Funds are publicly available on Robeco's website at www.robecoinvest.com as of the end of each calendar month, 15 days following the month end. Any postings will remain available on the website at least until the Funds file with the SEC their semi-annual or annual shareholder report or quarterly portfolio holdings report that includes such period. A further description of the Company's policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.

MANAGEMENT OF THE FUNDS

Investment Adviser

Robeco provides investment management and investment advisory services to investment companies and other institutional and proprietary accounts.

Subject to the general supervision of the Company's Board of Directors (the "Board of Directors"), Robeco manages the Funds' portfolios and is responsible for the selection and management of all portfolio investments of the Funds in accordance with the Funds' respective investment objectives and policies.

Robeco Investment Management, Inc.

Robeco, located at 909 Third Avenue, 32nd Floor, New York, New York 10022, is a subsidiary of Robeco Groep N.V., a Dutch public limited liability company ("Robeco Groep"). Founded in 1929, Robeco Groep is one of the world's oldest asset management organizations. Robeco provides investment management and investment advisory services to other institutional and proprietary accounts.

For its services to the Boston Partners Funds, Robeco is entitled to receive a monthly advisory fee under the Advisory Agreements computed at an annual rate of 2.25% of the Long/Short Equity Fund's average daily net assets, 1.00% of the Small Cap Value Fund's average daily net assets, 0.80% of the All-Cap Value Fund's average daily net assets, 1.25% of the Robeco Boston Partners Long/Short Research Fund's average daily net assets, 0.90% of the Robeco Boston Partners Global Equity Fund's average daily net assets and 0.90% of the Robeco Boston Partners International Equity Fund's daily net assets. Until December 31, 2013, Robeco has agreed to waive its fees to the extent necessary to maintain an annualized expense ratio for the Long/Short Equity Fund, the Small Cap Value Fund, the All-Cap Value Fund, Robeco Boston Partners Long/Short Research Fund, Robeco Boston Partners Global Equity Fund and Robeco Boston Partners International Equity Fund of 2.50%, 1.30%, 0.70%, 1.50%, 1.30% and 1.30% (excluding certain items discussed below), respectively. In determining Robeco's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause a Fund's net annualized expense ratio to exceed the applicable expense limitation: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes.

For its services to the Robeco WPG Small/Micro Cap Value Fund, Robeco is entitled to receive a monthly advisory fee under the Advisory Agreements:

•  0.90% of average daily net assets up to $300 million

•  0.80% of average daily net assets $300 million to $500 million

•  0.75% of average daily net assets in excess of $500 million

Until December 31, 2013, Robeco has agreed to waive its fees to the extent necessary to maintain an annualized expense ratio of 1.70% (excluding certain items discussed below) for the Robeco WPG Small/Micro Cap Value Fund. In determining Robeco's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause the net annualized expense ratio of the Robeco WPG Small/Micro Cap Value Fund to exceed 1.70%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes. There can be no assurance that Robeco will continue such waivers after December 31, 2013.

A discussion regarding the basis for the Company's Board of Directors approval of each Fund's investment advisory agreement with Robeco is available in the Funds' annual report to shareholders dated August 31, 2012 , except the discussion regarding the Robeco Boston Partners Global Equity Fund and the Robeco Boston Partners International Equity Fund which is available in the Funds' semi-annual report dated February 29, 2012.

Portfolio Managers

The investment results for different strategies of Robeco are not solely dependent on any one individual. There is a common philosophy and approach that is the backdrop for all of the investment strategies of Robeco.

This philosophy is then executed through a very disciplined investment process managed by the designated portfolio manager for each of the strategies. This manager will be supported, not only by a secondary manager, but by Robeco's general research staff and, very often, by dedicated analysts to the particular strategy.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

Robeco Boston Partners Small Cap Value Fund II

David M. Dabora is the primary portfolio manager for the Fund and George Gumpert is the secondary portfolio manager.

Mr. Dabora is a senior portfolio manager of Robeco responsible for the Robeco Boston Partners Small Cap Value, Small Cap Value II, and Small/Mid Cap Value portfolios. Mr. Dabora joined the firm in 1995. Prior to taking on day-to-day responsibilities for the Small Cap Value Fund II, Mr. Dabora was an assistant portfolio manager/analyst of the premium equity product of Robeco, an all-cap value institutional product. Additionally, he was a research analyst with responsibility for a wide variety of industries. Mr. Dabora holds a B.S. degree in business administration from Pennsylvania State University and an M.B.A. degree from The Anderson School of Management at the University of California at Los Angeles. He is a member of the CFA Institute and the CFA Society of San Francisco and has twenty-five years of investment experience.

Mr. Gumpert is a portfolio manager for the Robeco Boston Partners Small Cap Value products. Previously, he was a research analyst and specialized in the small capitalization sectors of the equity market. He joined the firm in 2000 from AIG International Asset Management where he was a commodities analyst. Mr. Gumpert holds a B.A. degree in economics from Amherst College. He holds the Chartered Financial Analyst designation. He has thirteen years of investment experience.

For the fiscal year ended August 31, 2012, the Fund paid 0.94% (expressed as a percentage of average net assets) to Robeco for its services. Had fee waivers not been in place, the Fund would have paid 1.00%.

Robeco Boston Partners All-Cap Value Fund

Duilio Ramallo is the primary portfolio manager for the Fund.

Mr. Ramallo is a senior portfolio manager of Robeco. He is responsible for managing the Robeco Boston Partners Premium Equity portfolios. Prior to assuming this role, he was the assistant portfolio fund manager for the Robeco Boston Partners Small Cap Value portfolios and an equity analyst. Mr. Ramallo joined the firm in 1995. He holds a B.A. degree in economics/business from the University of California, Los Angeles and an M.B.A. degree from the Anderson Graduate School of Management at UCLA. Mr. Ramallo is a member of the CFA Society of Los Angeles, the CFA Institute and holds the Chartered Financial Analyst® designation. He has seventeen years of investment experience.

For the fiscal year ended August 31, 2012, the Fund paid 0.47% (expressed as a percentage of average net assets) to Robeco for its services. Had fee waivers not been in place, the Fund would have paid 0.80%.

Robeco Boston Partners Long/Short Equity Fund

Robert T. Jones is the primary portfolio manager for the Fund and Mark E. Donovan is the secondary portfolio manager.

Mr. Jones is the portfolio manager for Robeco Boston Partners Long/Short Equity product. Previously, he was the Director of Research and portfolio manager for the Large Cap Value and Large Cap Value Focused products. He was a founding Partner of Boston Partners Asset Management. He joined the firm from The Boston Company Asset Management, Inc. where he spent seven years as Vice President and equity portfolio manager. Mr. Jones holds a B.A. degree in philosophy from Denison University. He holds the Chartered Financial Analyst designation. He has twenty-four years of investment experience.

Mr. Donovan is Co-Chief Executive Officer of Robeco Investment Management and lead portfolio manager for Robeco Boston Partners Large Cap Value portfolios. He is responsible for strategic and tactical operating decisions affecting the firm. He was one of the founding partners of Boston Partners Asset Management in 1995. He joined the firm from The Boston Company where he was Senior Vice President and equity portfolio manager. He also spent five years as a consulting associate with Kaplan, Smith & Associates, and two years as a securities analyst for Value Line Inc. Mr. Donovan holds a B.S. degree in management from Rensselaer Polytechnic Institute. He serves as a Trustee and a member of the Investment Committee for St. Sebastian's School in Needham, MA. He holds the Chartered Financial Analyst designation. He has thirty-one years of investment experience.

For the fiscal year ended August 31, 2012, the Fund paid 2.25% (expressed as a percentage of average net assets) to Robeco for its services. Had fee waivers not been in place, the Fund would have paid 2.25%.

Robeco Boston Partners Long/Short Research Fund

Joseph F. Feeney, Jr. and Eric S. Connerly serve as Co-portfolio Managers for the Fund.

Mr. Feeney is Co-Chief Executive Officer and Chief Investment Officer for Robeco Investment Management. He is responsible for the firm's strategic, financial and operating decisions, and all aspects of investment management including the firm's fundamental and quantitative research groups. He was one of the original partners of Boston Partners Asset Management in 1995. Prior to assuming these roles, he was Director of Research. Mr. Feeney joined the firm upon its inception in 1995 from Putnam Investments where he managed mortgage-backed securities portfolios. He began his career at the Bank of Boston where he was a loan officer specializing on highly leveraged loan portfolios. Mr. Feeney holds a B.S. degree in finance (Summa Cum Laude, Phi Beta Kappa) from the University of New Hampshire and an M.B.A. with High Honors from the University of Chicago. He holds the Chartered Financial Analyst designation and is past President of the Fixed Income Management Society of Boston. He has twentyseven years of investment experience.

Mr. Connerly is the Director of Research for Robeco Boston Partners. Prior to assuming these roles, he was a research analyst covering the financial, electronics, defense, transportation, and energy sectors and managed a merger arbitrage portfolio. He joined the firm from John Hancock Mutual Funds where he was an analyst and assisted in the management of a small cap portfolio. Prior to that, he was a senior equity analyst at SEI Investments overseeing their small cap equity portfolios. Mr. Connerly holds a BSFS degree cum laude in development economics from Georgetown University and an MBA degree in security analysis and investment management, Beta Gamma Sigma, from Columbia Business School. He holds the Chartered Financial Analyst designation. He has nineteen years of experience.

For the fiscal period ended August 31, 2012, the Robeco Boston Partners Long/Short Research Fund paid 1.22% (expressed as a percentage of average net assets) to Robeco for its services. Had fee waivers not been in place, the Fund would have paid 1.25%.

Robeco WPG Small/Micro Cap Value Fund

Richard Shuster and Gregory Weiss serve as Co-portfolio Managers for the Fund.

Mr. Shuster is the senior portfolio manager. He has served as managing director of Robeco since 1999 as well as head of the Adviser's Small/Micro Cap Value Team. He holds a B.S. degree in economics from the University of Pennsylvania. Mr. Shuster has twenty-nine years of investment experience fourteen of which were spent specalizing in small cap equity investing. Mr. Weiss joined Robeco WPG in mid-1999 to work on the firm's Small Cap Value team. He joined the fi rm from Bear Stearns where he began his investment career in 1995 as an equity analyst, responsible for covering the building materials, nonferrous metals, steel and steel-related industries. Mr. Weiss holds a B.A. degree in psychology from Cornell University. He has nineteen years of investment experience.

For the fiscal year ended August 31, 2012, the Fund paid 0.90% (expressed as a percentage of average net assets) to Robeco for its services. Had fee waivers not been in place, the Fund would have paid 0.90%.

Robeco Boston Partners Global Equity Fund and Robeco Boston Partners International Equity Fund

Christopher K. Hart is Co-portfolio Manager for each Fund. Mr. Hart is an equity portfolio manager for Robeco Boston Partners Global and International Equity products. Prior thereto, he was an assistant portfolio manager for the Robeco Boston Partners Small Cap Value products for three years. Before that, he was a research analyst and specialized in conglomerates, engineering and construction, building, machinery, aerospace & defense, and REITs sectors of the equity market. He joined the firm from Fidelity Investments where he was a research analyst. Mr. Hart holds a B.S. degree in finance, with a concentration in corporate finance from Clemson University. He holds the Chartered Financial Analyst designation. He has twenty-one years of investment experience.

Harry J. Rosenbluth is Co-portfolio Manager for each Fund. Prior to serving as co-portfolio manager for each Fund, he was the portfolio manager for Robeco Boston Partners Premium Equity product and co-manager of Robeco's Mid Cap Value Equity product. He was one of the founding partners of Boston Partners Asset Management in 1995. Mr. Rosenbluth joined the firm following fourteen years with The Boston Company Asset Management, Inc. as Senior Vice President and the Portfolio Manager for the Dynamic Equity Fund. Mr. Rosenbluth was also a member of the Equity Policy Group of The Boston Company Asset Management, Inc. Prior thereto, Mr. Rosenbluth was a consultant for Arthur Andersen & Company. Mr. Rosenbluth holds a B.A. degree in Economics from George Washington University and an M.B.A. from The Amos Tuck School of Business Administration at Dartmouth College. He holds the Chartered Financial Analyst designation. He has thirty years of investment experience.

For the period from December 30, 2011 (commencement of the Funds' operations) through August 31, 2012, the Robeco Boston Partners Global Equity Fund and Robeco Boston Partners International Equity Fund paid 0% and 0%, respectively, (expressed as a percentage of average net assets) to Robeco for its services. Had fee waivers not been in place, the Funds would have paid 0.90% and 0.90%, respectively.

Marketing Arrangements

Robeco, or its affiliates may pay additional compensation, out of profits derived from Robeco's management fees and not as an additional charge to the Funds, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares ("revenue sharing"). These payments are in addition to any distribution or servicing fees payable under a 12b-1 distribution and/or service plan of the Funds, any record keeping or sub-transfer agency fees payable by the Funds, or other fees described in the fee table or elsewhere in this Prospectus or the SAI. Examples of "revenue sharing" payments include, but are not limited to, payment to financial institutions for "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, but not limited to, inclusion of the Funds on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting Robeco access to the financial institution's sales force, conferences and meetings; assistance in training and educating the financial institution's personnel; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Funds attributable to the financial institution, or other factors as agreed to by Robeco and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of Robeco from time to time, may be substantial, and may be different for different financial institutions depending upon the services provided by the financial institution. Such payments may provide an incentive for the financial institution to make shares of the Funds available to its customers and may allow the Funds greater access to the financial institution's customers.

SHAREHOLDER INFORMATION

Pricing of Fund Shares

Institutional Class shares of the Funds ("Shares") are priced at their net asset value ("NAV"). The NAV per share of each Fund is calculated as follows:

Each Fund's NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. Each Fund will effect purchases and redemptions of Fund shares at the NAV next calculated after receipt by BNY Mellon Investment Servicing (US) Inc. (the "Transfer Agent") of your purchase order or redemption request in good order.

A Fund's equity securities listed on any national or foreign exchange market system will be valued at the last sale price, except for the National Association of Securities Dealers Automatic Quotation System ("NASDAQ"). Equity securities listed on NASDAQ will be valued at the official closing price. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. When prices are not available from such services or are deemed to be unreliable, securities may be valued by dealers who make markets in such securities. Foreign securities, currencies and other securities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation. If a Fund holds foreign equity securities, the calculation of the Fund's NAV will not occur at the same time as the determination of the value of the foreign equities securities in the Fund's portfolio, since these securities are traded on foreign exchanges.

If market quotations are unavailable or deemed unreliable by the Funds' administrator, in consultation with Robeco, securities will be valued by Robeco in accordance with procedures adopted by the Company's Board of Directors and under the Board of Directors' ultimate supervision. In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before a Fund prices its shares. In such instances, a foreign security may be fair valued in accordance with procedures adopted by the Company's Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by a Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in ETFs, REITs and closed-end investments companies will be valued at their market price.

Market Timing

In accordance with the policy adopted by the Company's Board of Directors, the Company discourages and does not accommodate market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund Shares held by long-term shareholders. The Company and Robeco reserve the right to (i) reject a purchase or exchange order, (ii) delay payment of immediate cash redemption proceeds for up to seven calendar days, (iii) revoke a shareholder's privilege to purchase Fund Shares (including exchanges), or (iv) limit the amount of any exchange involving the purchase of Fund Shares. An investor may receive notice that their purchase order or exchange has been rejected after the day the order is placed or after acceptance by a financial intermediary. It is currently expected that a shareholder would receive notice that its purchase order or exchange has been rejected within 48 hours after such purchase order or exchange has been received by the Company in good order. The Company and Robeco will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or Robeco), the Company (or Robeco) will exercise their right if, in the Company's (or Robeco's) judgment, an investor has a history of excessive trading or if an investor's trading, in the judgment of the Company or Robeco, has been or may be disruptive to a Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm a Fund and its shareholders or would subordinate the interests of a Fund and its shareholders to those of Robeco or any affiliated person or associated person of Robeco.

To deter excessive shareholder trading, the Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners Long/Short Research Fund, Robeco Boston Partners Global Equity Fund and Robeco Boston Partners International Equity Fund generally charge a redemption fee of 1% on shares redeemed within sixty days of purchase. The Robeco Boston Partners Long/Short Equity Fund generally charges a redemption fee of 2% on shares redeemed that have been held for less than one year. The WPG Small/Micro Cap Value Fund generally charges a redemption fee of 2% on shares redeemed within sixty days of purchase. In addition, the Funds generally limit the number of exchanges to six (6) exchanges per year and one exchange per calendar month. For further information on redemptions and exchanges, please see the sections titled "Shareholder Information — Redemption of Fund Shares" and "Shareholder Information — Exchange Privilege."

Pursuant to the policy adopted by the Board of Directors, Robeco has developed criteria that it uses to identify trading activity that may be excessive. If, in its judgment, Robeco detects excessive, short-term trading, Robeco may reject or restrict a purchase request and may further seek to close an investor's account with the Fund.

If necessary, the Company may prohibit additional purchases of Fund shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers' trading activities in the Funds. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company's excessive trading policies, the Company may take certain actions, including terminating the relationship.

There is no assurance that a Fund will be able to identify market timers, particularly if they are investing through intermediaries.

Shareholder Service Fees

The Board of Directors of the Company has adopted a Shareholder Services Plan (the "Plan") for the Robeco WPG Small/Micro Cap Value Fund's Institutional Class shares authorizing the Robeco WPG Small/Micro Cap Value Fund to pay securities dealers, plan administrators or other service organizations ("Service Organizations") who agree to provide certain shareholder and administrative services to plans or plan participants holding Institutional Class shares of the Fund a service fee at an annual rate of up to 0.25% of the average daily net asset value of Institutional Class Shares beneficially owned by such plan participants. The services provided under the Plan include acting as a shareholder of record, processing purchase and redemption orders, maintaining participant account records and answering participant questions regarding the Funds. Please find more information on Service Organizations under the section entitled "Purchase of Fund Shares — Purchases through Intermediaries" in this Prospectus.

Purchase of Fund Shares

Shares representing interests in the Funds are offered continuously for sale by Foreside Funds Distributors, LLC, formerly known as BNY Mellon Distributors Inc. (the "Distributor"). Institutional Class Shares of the Funds are available for purchase by investors who meet the investment minimums described below under "General." An exchange between the Institutional Class shares and the Investor Class shares of any Fund is generally not permitted.

Purchases Through Intermediaries. Shares of the Funds may also be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Shares are purchased directly from the Company. Therefore, you should contact the Service Organization acting on your behalf concerning the fees (if any) charged in connection with a purchase or redemption of Shares and should read this Prospectus in light of the terms governing your accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company or its agent and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Company's pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order if the order is actually received by the Company in good order not later than the next business morning. If a purchase order is not received by a Fund in good order, the Transfer Agent will contact the financial intermediary to determine the status of the purchase order. Orders received by the Company in good order will be priced at the appropriate Fund's NAV next computed after they are deemed to have been received by the Service Organization or its authorized designee.

For administration, subaccounting, transfer agency and/or other services, Robeco, the Distributor or their affiliates may pay Service Organizations and certain recordkeeping organizations a fee (the "Service Fee") relating to the average annual NAV of accounts with the Company maintained by such Service Organizations or recordkeepers. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

General. You may also purchase Shares of each Fund at the NAV per share next calculated after your order is received by the Transfer Agent in good order as described below. The Funds' NAVs are calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. After an initial purchase is made, the Transfer Agent will set up an account for you on the Company records. The minimum initial investment in any Fund is $100,000 and the minimum additional investment is $5,000. The minimum initial and subsequent investment requirements may be reduced or waived from time to time. For purposes of meeting the minimum initial purchase, purchases by clients which are part of endowments, foundations or other related groups may be combined. You can only purchase Shares of each Fund on days the NYSE is open and through the means described below. Shares may be purchased by principals and employees of Robeco and its subsidiaries and by their spouses and children either directly or through any trust that has the principal, employee, spouse or child as the primary beneficiaries, their individual retirement accounts, or any pension and profit-sharing plan of Robeco and its subsidiaries without being subject to the minimum investment limitations.

Initial Investment By Mail. An account may be opened by completing and signing the application included with this Prospectus and mailing it to the Transfer Agent at the address noted below, together with a check ($100,000 minimum) payable to the Fund in which you would like to invest. Third party checks will not be accepted.

Regular Mail:	Overnight Mail:
[name of Robeco Fund] c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9816 Providence, RI 02940	[name of Robeco Fund] c/o BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA. 01581

The name of the Fund to be purchased should be designated on the application and should appear on the check. Payment for the purchase of Shares received by mail will be credited to a shareholder's account at the NAV per share of the Fund next determined after receipt of payment in good order.

Initial Investment By Wire. Shares of each Fund may be purchased by wiring federal funds. A completed application must be forwarded to the Transfer Agent at the address noted above under "Initial Investment by Mail" in advance of the wire. For each Fund, notification must be given to the Transfer Agent at (888) 261-4073 prior to 4:00 p.m., Eastern time, on the wire date. (Prior notification must also be received from investors with existing accounts.) Request account information and routing instructions by calling the Transfer Agent at (888) 261-4073.

Federal funds wire purchases will be accepted only on days when the NYSE is open for business.

Additional Investments. Additional investments may be made at any time (minimum additional investment $5,000) by purchasing Shares of any Fund at the NAV per Share of the Fund by mailing a check to the Transfer Agent at the address noted under "Initial Investment by Mail" (payable to Robeco [name of Fund]) or by wiring monies as outlined under "Initial Investment by Wire." For each Fund, notification must be given to the Transfer Agent at (888) 261-4073 prior to 4:00 p.m., Eastern time, on the wire date. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected. This may take up to 15 calendar days from the date of purchase.

Automatic Investment Plan. Additional investments in Shares of the Funds may be made automatically by authorizing the Transfer Agent to withdraw funds from your bank account through an Automatic Investment Plan ($5,000 minimum, except Robeco WPG Small/Micro Cap Value Fund $50 minimum). Investors desiring to participate in an Automatic Investment Plan should call the Transfer Agent at (888) 261-4073.

Retirement Plans. Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs. A $15.00 custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact the Transfer Agent at (888) 261-4073. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with a tax advisor.

Purchases in Kind. In certain circumstances, Shares of the Funds may be purchased "in kind" (i.e. in exchange for securities, rather than cash). The securities rendered in connection with an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable in accordance with the Company's valuation procedures. Securities accepted by the Funds will be valued, as set forth in this Prospectus, as of the time of the next determination of net asset value after such acceptance. The Shares of the Funds that are issued to the investor in exchange for the securities will be determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Funds and must be delivered to the Funds by the investor upon receipt from the issuer. The Funds will not accept securities in exchange for its Shares unless such securities are, at the time of the exchange, eligible to be held by the Funds and satisfy such other conditions as may be imposed by the Adviser or the Company. Purchases in-kind may result in the recognition of gain or loss for federal income tax purposes on the securities transferred to the Funds.

Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the offering of Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Funds. Subject to Board of Directors' discretion, Robeco will monitor each Fund's total assets and may decide to close any of the Funds at any time to new investments or to new accounts due to concerns that a significant increase in the size of a Fund may adversely affect the implementation of the Fund's strategy. Subject to Board of Directors' discretion, Robeco may also choose to reopen a closed Fund to new investments at any time, and may subsequently close such Fund again should concerns regarding the Fund's size recur. If a Fund closes to new investments, generally the closed Fund would be offered only to certain existing shareholders of the Fund and certain other persons, who are generally subject to cumulative, maximum purchase amounts, as follows:

a.  Persons who already hold Shares of the closed Fund directly or through accounts maintained by financial intermediaries by arrangement with the Company;

b.  Existing and future clients of registered investment advisers and planners whose clients already hold Shares of the closed Fund on transaction fee and non-transaction fee platforms;

c.  Employees of Robeco and their spouses, parents and children;

d.  Directors of the Company; and

e.  Defined contribution retirement plans of private employers and governed by ERISA or of state and local governments.

Other persons who are shareholders of other Robeco Funds are not permitted to acquire Shares of the closed Fund by exchange. Distributions to all shareholders of the closed Fund will continue to be reinvested unless a shareholder elects otherwise. Robeco, subject to the Board of Directors' discretion, reserves the right to implement other purchase limitations at the time of closing, including limitations on current shareholders.

Purchases of the Funds' Shares will be made in full and fractional shares of the Fund calculated to three decimal places.

The Company's officers are authorized to waive the minimum initial and subsequent investment requirements.

Effective July 26, 2010, the Robeco Boston Partners Long/Short Equity Fund was closed except to existing shareholders and certain other persons, as described above. Robeco reserves the right to reopen the Robeco Boston Partners Long/Short Equity Fund to new investments from time to time should the assets of the Fund decline by more than 5% from the date of the last closing of the Fund. If Robeco reopens the Robeco Boston Partners Long/Short Equity Fund pursuant to this paragraph, Robeco has discretion to close the Fund thereafter should the assets of the Fund increase by more than 5% from the date of the last reopening of the Fund.

Good Order. A purchase request is considered to be in good order when all necessary information is provided and all required documents are properly completed, signed and delivered. Purchase requests not in good order may be rejected.

Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's Shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's Shares when an investor's identity cannot be verified.

Redemption of Fund Shares

Normally, your investment professional will send your request to redeem Shares to the Transfer Agent. Consult your investment professional for more information. You can redeem some or all of your Fund Shares directly through the Fund only if the account is registered in your name. All IRA shareholders must complete an IRA withdrawal form to redeem shares from their IRA account.

You may redeem Shares of the Funds at the next NAV calculated after a redemption request is received by the Transfer Agent in good order. The Funds' NAVs are calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. You can only redeem Shares on days the NYSE is open and through the means described below.

You may redeem Shares of each Fund by mail, or, if you are authorized, by telephone (excluding retirement accounts). The value of Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by a Fund. There is generally no charge for a redemption. However, with the exception of defined contribution plans and certain clients of financial intermediaries who systematically trade in and out of the Fund based on model portfolio allocations, if a shareholder of the Robeco Boston Partners Long/Short Equity Fund redeems Shares held for less than one year, a transaction fee of 2% of the NAV of the Shares redeemed at the time of redemption will be charged. In addition, with the exception of defined contribution plans and certain clients of financial intermediaries who systematically trade in and out of a Fund based on model portfolio allocations, if a shareholder of the Robeco WPG Small/Micro Cap Value Fund, the Robeco Boston Partners Small Cap Value Fund II, the Robeco Boston Partners Long/Short Research Fund, Robeco Boston Partners Global Equity Fund or Robeco Boston Partners International Equity Fund redeems Shares held for less than 60 days, a transaction fee of 2%, 1%, 1%, 1% or 1%, respectively, of the NAV of the Shares redeemed at the time of redemption will be charged.

For purposes of this redemption feature, Shares purchased first will be considered to be Shares first redeemed. (See "Transaction Fees on Certain Redemptions" below).

Redemption By Mail. Your redemption requests should be addressed to [name of Fund], c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9816, Providence, RI 02940; for overnight delivery, requests should be addressed to [name of Fund], c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA. 01581 and must include:

a.  Name of the Fund;

b.  Account number;

c.  Your Share certificates, if any, properly endorsed or with proper powers of attorney;

d.  A letter of instruction specifying the number of Shares or dollar amount to be redeemed, signed by all registered owners of the Shares in the exact names in which they are registered;

e.  Medallion signature guarantees are required when (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s) or (ii) the redemption request is for $50,000 or more. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a Medallion Program recognized by the Securities Transfer Association. The three recognized Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and

f.  Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Redemption By Telephone. In order to request a telephone redemption, you must have returned your account application containing a telephone election. To add a telephone redemption option to an existing account, contact the Transfer Agent by calling (888) 261-4073. Please note that IRA accounts are not eligible for telephone redemption.

Once you are authorized to utilize the telephone redemption option, a redemption of Shares may be requested by calling the Transfer Agent at (888) 261-4073 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. A wire charge of $7.50 is assessed and charged to the shareholder. If the telephone redemption option or the telephone exchange option is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and shareholders, not the Company or the Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Company or the Transfer Agent to be genuine. The Company and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if the Company and Transfer Agent do not, they may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Company and the Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

Transaction Fees on Certain Redemptions

The following Funds require the payment of a transaction fee equal to a percentage of the NAV of the Shares redeemed that are held for less than the indicated period of time in the chart below

Fund	Fee	Shares held less than:
Robeco Boston Partners Small Cap Value Fund II	1.00%	60 Days
Robeco Boston Partners Long/Short Equity Fund	2.00%	1 Year
Robeco Boston Partners Long/Short Research Fund	1.00%	60 Days
Robeco WPG Small/Micro Cap Value Fund	2.00%	60 Days
Robeco Boston Partners Global Equity Fund	1.00%	60 Days
Robeco Boston Partners International Equity Fund	1.00%	60 Days

This additional transaction fee is paid to each Fund, NOT to Robeco, the Distributor or the Transfer Agent. It is NOT a sales charge or a contingent deferred sales charge. The fee does not apply to: (i) defined contribution plans, (ii) redeemed Shares that were purchased through reinvested dividends or capital gain distributions, or (iii) redemptions of Shares by certain clients of financial intermediaries who systematically trade in and out of the Fund based on model portfolio allocations. The additional transaction fee is intended to limit short-term trading in each Fund or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. These costs include: (i) brokerage costs; (ii) market impact costs — i.e., the decrease in market prices which may result when a Fund sells certain securities in order to raise cash to meet the redemption request; (iii) the realization of capital gains by the other shareholders in each Fund; and (iv) the effect of the "bid-ask" spread in the over-the-counter market. The transaction fee represents each Fund's estimate of the brokerage and other transaction costs which may be incurred by each Fund in disposing of stocks in which each Fund may invest. Without the additional transaction fee, each Fund would generally be selling its shares at a price less than the cost to each Fund of acquiring the portfolio securities necessary to maintain its investment characteristics, resulting in reduced investment performance for all shareholders in the Funds. With the additional transaction fee, the transaction costs of selling additional stocks are not borne by all existing shareholders, but the source of funds for these costs is the transaction fee paid by those investors making redemptions of the Funds. The Funds reserve the right, at their discretion, to waive, modify or terminate the additional transaction fee.

Each Fund will use the first-in, first-out method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of Shares held in your account. The short-term redemption fee will be assessed on the net asset value of those Shares calculated at the time the redemption is effected.

Shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents, administrators and insurance companies. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Shares by the investors are netted against one another. Although the Funds and their service providers may, in certain circumstances, request access to information about individual shareholder transactions made through such omnibus arrangements, the identities of individual investors whose purchase and redemption orders are aggregated are not generally known by the Funds. If a financial intermediary fails to enforce the Funds' market timing policies or redemption fee, the Funds may take certain actions, including terminating the relationship.

Systematic Withdrawal Plan — WPG Small/Micro Cap Value. If your account has a value of at least $10,000, you may establish a Systematic Withdrawal Plan and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to the Transfer Agent at P.O. Box 9816, Providence, RI 02940. Each withdrawal redemption will be processed on or about the 25th of the month and mailed as soon as possible thereafter. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $50. (This is merely the minimum amount allowed and should not be mistaken for a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at NAV. To provide funds for payment, Shares will be redeemed in such amounts as are necessary at the redemption price. The systematic withdrawal of Shares may reduce or possibly exhaust the Shares in your account, particularly in the event of a market decline. As with other redemptions, a systematic withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

You will ordinarily not be allowed to make additional investments of less than the aggregate annual withdrawals under the Systematic Withdrawal Plan during the time you have the plan in effect and, while a Systematic Withdrawal Plan is in effect, you may not make periodic investments under the Automatic Investment Plan. You will receive a confirmation of each transaction and the Share and cash balance remaining in your plan. The plan may be terminated on written notice by the shareholder or by the Fund and will terminate automatically if all Shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. You may change the amount and schedule of withdrawal payments or suspend such payments by giving written notice to the Fund's transfer agent at least ten Business Days prior to the end of the month preceding a scheduled payment.

Involuntary Redemption. The Funds reserve the right to redeem a shareholder's account in any Fund at any time the value of the account in such Fund falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account in a Fund is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed. The transaction fee applicable to the Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners Long/Short Equity Fund, Robeco Boston Partners Long/Short Research Fund, Robeco WPG Small/Micro Cap Value Fund, Robeco Boston Partners Global Equity Fund and Robeco Boston Partners International Equity Fund will not be charged when Shares are involuntarily redeemed.

The Funds may assert the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse a Fund for any loss sustained by reason of your failure to make full payment for shares of a Fund you previously purchased or subscribed for.

Other Redemption Information. Redemption proceeds for Shares of the Funds recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the SEC.

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Funds to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by a Fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions. If a shareholder receives redemption proceeds in-kind, the shareholder will bear the market risk of the securities received in the redemption until their disposition and should expect to incur transaction costs upon the disposition of the securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that a Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of a Fund.

Good Order. A redemption request is considered to be in good order when all necessary information is provided and all required documents are properly completed, signed and delivered. Please see "Redemption of Fund Shares" for instructions. Redemption requests not in good order may be delayed.

Exchange Privilege

The exchange privilege is available to shareholders residing in any state in which the Shares being acquired may be legally sold. A shareholder may exchange Institutional Class Shares of any Robeco Investment Fund for Institutional Class Shares of another Robeco Investment Fund, up to six (6) times per year (one exchange per calendar month). Such an exchange will be effected at the NAV of the exchanged Institutional Class Shares and the NAV of the Institutional Class Shares to be acquired next determined after BNY Mellon's receipt of a request for an exchange. An exchange of the Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners Long/Short Equity Fund Shares, Robeco Boston Partners Long/Short Research Fund. Robeco Boston Partners Global Equity Fund or Robeco Boston Partners International Equity Fund held for less than sixty days, less than one year, less than sixty days, less than sixty days or less than sixty days respectively, (with the exception of Shares purchased through dividend reinvestment or the reinvestment of capital gains) will be subject to a transaction fee of 1.00% with respect to the Robeco Boston Partners Small Cap Value Fund II and the Robeco Boston Partners Long/Short Research Fund, 2.00% with respect to the Robeco Boston Partners Long/Short Equity Fund, 1% with respect to Robeco Boston Partners Global Equity and Robeco Boston Partners International Equity Fund. An exchange of the Robeco WPG Small/Micro Cap Value Fund held for less than 60 days (with the exception of Shares purchased through the reinvestment of dividends and/or capital gain distributions) will be subject to a transaction fee of 2.00% with respect to the Robeco WPG Small/Micro Cap Value Fund. An exchange of Shares will be treated as a sale for federal income tax purposes. A shareholder may make an exchange by sending a written request to the Transfer Agent or, if authorized, by telephone (see "Redemption by Telephone" above). Defined contribution plans are not subject to the above exchange limitations, including any applicable redemption fee.

If the exchanging shareholder does not currently own Institutional Class Shares of the Fund, a new account will be established with the same registration, dividend and capital gain options as the account from which Shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed. See "Redemption by Mail" for information on signature guarantees. The exchange privilege may be modified or terminated at any time, or from time to time, by the Funds, upon 60 days' written notice to shareholders.

If a shareholder wants to exchange shares into a new account in a Fund, the dollar value of the Shares acquired must equal or exceed the Fund's minimum investment requirement for a new account. If a shareholder wants to exchange shares into an existing account, the dollar value of the shares must equal or exceed the Fund's minimum investment requirement for additional investments. If an amount remains in the Fund from which the exchange is being made that is below the minimum account value required, the account will be subject to involuntary redemption.

The Funds' exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege, which may potentially disrupt the management of the Funds and increase transaction costs, the Funds have established a policy of limiting excessive exchange activity. Shareholders are entitled to six (6) exchange redemptions (one exchange per calendar month) from each Fund during any twelve-month period. Notwithstanding these limitations, the Funds reserve the right to reject any purchase request (including exchange purchases from other Robeco Investment Funds) that is deemed to be disruptive to efficient portfolio management.

Under Internal Revenue Code section 1036, an exchange of shares of one class for shares of another class constitutes a nontaxable exchange for federal income tax purposes, and your basis and holding period for your existing shares will carry over to your new shares. The Funds intend to report the exchange as an entirely nontaxable transaction. It is possible, however, for you to recognize dividend income as a result of the exchange due to differences in the expense ratios between the two classes, but the amount of any such income would not exceed the value of any additional shares that you receive in the transaction.

Dividends and Distributions

Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Fund unless a shareholder elects otherwise.

The Funds will declare and pay dividends from net investment income annually. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Funds at least annually. The estimated amount of any annual distribution will be posted to Robeco's website at www.robecoinvest.com or a free copy may be obtained by calling (888) 261-4073.

The Funds may pay additional distributions and dividends at other times if necessary for a Fund to avoid U.S. federal tax. The Funds' distributions and dividends, whether received in cash or reinvested in additional Fund Shares, are subject to U.S. federal income tax.

Taxes

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Federal Taxes of Distributions. Each Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as otherwise discussed below, you will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income except as discussed below.

Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Fund shares. For taxable years beginning after December 31, 2012, the maximum long-term capital gain rate applicable to individuals, estates, and trusts is 20%. You will be notified annually of the tax status of distributions to you.

Distributions of "qualifying dividends" will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund's ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of a Fund's distributions that qualify for this favorable treatment may be reduced as a result of the Fund's securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or "non-qualified" foreign corporations.

Distributions from a Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

It is expected that the Robeco Boston Partners Global Equity Fund and the Robeco Boston Partners International Equity Fund will each be subject to foreign withholding or other foreign income taxes with respect to dividends or interest received from (and, in some cases, gains recognized on shares of stock of) non-U.S. companies. These Funds may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (1) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit, subject to applicable limitations, or (2) to take that amount as an itemized deduction.

A portion of distributions paid by a Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

Sales and Exchanges. You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them. (To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.)

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

Medicare Tax on Investment Income. For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from sales, exchanges or redemptions of Fund shares) of individuals, estates and trusts to the extent "modified gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Backup Withholding. The Funds may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." The current withholding rate is 28%.

U.S. Tax Treatment of Foreign shareholders. Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of regulated investment companies such as the Funds, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Funds' net capital gains (the excess of net long-term capital gains over net short-term capital loss) and, for taxable years of the Funds beginning before January 1, 2014, dividends attributable to the Funds' interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Funds.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale, exchange or redemption of shares in the Funds.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in a Fund is effectively connected with that trade or business, or a foreign individual investor is present in the United

States for 183 days or more in a calendar year, then the foreign investor's income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

Beginning January 1, 2014, the Funds will be required to withhold 30% tax on certain payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Funds.

State and Local Taxes. You may also be subject to state and local taxes on income and gain from Fund shares. State income taxes may not apply, however, to the portions of a Fund's distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

More information about taxes is contained in the SAI.

Multi-Class Structure

Each Fund, except the Robeco WPG Small/Micro Cap Value Fund, also offers Investor Class Shares, which are offered directly to individual investors in a separate prospectus. Shares of each class of a Fund represent equal pro rata interests in the Fund and accrue dividends and calculate NAV and performance quotations in the same manner. The performance of each class is quoted separately due to different actual expenses. The total return on Institutional Class Shares of a Fund can be expected to differ from the total return on Investor Class Shares of the same Fund. Information concerning other classes of the Funds can be requested by calling the Funds at (888) 261-4073.

Appendix A

Prior Performance of Similarly Advised Account of the Robeco Boston Partners Long/Short Research Fund

Robeco has experience in managing a private fund with substantially similar investment objectives, policies and strategies as the Robeco Boston Partners Long/Short Research Fund. The table on the following page is provided to illustrate the past performance of Robeco in managing the private fund and does not represent the performance of the Fund. Investors should not consider this performance information as a substitute for the performance of the Fund, nor should investors consider this information as an indication of the future performance of the Fund or of Robeco. The performance information has been adjusted to show the performance of the private fund net of the Fund's annual fund operating expenses for the fiscal year ended August 31, 2011 (after contractual waivers that were in place through December 31, 2012). The fees and expenses of the Fund are higher than those of the private fund, in part, because the general partner of the private fund waived its right to receive an incentive allocation from each limited partner's capital account, generally equal to 20% of any profits achieved in a fiscal year after recoupment of prior losses. The Fund's results in the future also may be different because the private fund is not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds under applicable U.S. securities and tax laws that, if applicable, could have adversely affected the performance of the private fund. In addition, the securities held by the Fund will not be identical to the securities held by the private fund.

The performance of the private fund is also compared to the performance of an appropriate broad-based securities benchmark index. This index is unmanaged and is not subject to fees and expenses typically associated with managed funds, including the Fund. Investors cannot invest directly in the Index. The performance information is accompanied by additional disclosures, which are an integral part of the information.

Monthly Performance Table (since inception April 1, 2002)1,2,3,4

PRO FORMA NET OF FEES

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	FY (ended December 31)
2010	(1.02)%	2.17%	2.67%	0.16%	(3.71)%	(3.46)%	4.01%	(3.71)%	5.96%
2009	(0.46)%	(5.50)%	3.55%	6.04%	3.68%	2.12%	2.16%	2.78%	(0.28)%	(0.75)%	2.80%	1.35%	18.40%
2008	1.25%	0.69%	(4.35)%	2.02%	2.78%	(3.24)%	0.99%	1.89%	(3.10)%	(4.68)%	(5.19)%	2.79%	(8.38)%
2007	0.98%	0.73%	0.61%	2.69%	1.29%	(0.69)%	(2.31)%	0.87%	2.37%	(0.74)%	0.78%	(0.62)%	6.01%
2006	1.82%	(1.19)%	0.17%	0.67%	(0.58)%	0.23%	0.60%	0.15%	0.19%	(0.07)%	0.30%	1.22%	3.54%
2005	(0.68)%	1.22%	0.32%	(0.63)%	(0.50)%	0.93%	2.41%	2.36%	2.29%	0.76%	0.39%	0.66%	9.87%
2004	0.45%	1.29%	2.39%	(1.14)%	(0.01)%	3.25%	0.98%	0.19%	1.42%	0.62%	5.48%	2.09%	18.21%
2003	0.29%	(3.55)%	0.05%	(1.71)%	(1.55)%	(0.05)%	0.11%	(1.35)%	(0.98)%	(0.11)%	0.65%	0.19%	(7.79)%
2002				0.10%	3.62%	(2.36)%	(1.43)%	1.97%	(2.35)%	0.15%	1.38%	1.83%	2.76%

GROSS OF FEES

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	FY (ended December 31)
2010	(0.82)%	2.38%	2.87%	0.36%	(3.51)%	(3.26)%	4.22%	(3.50)%	6.16%
2009	(0.26)%	(5.29)%	3.75%	6.25%	3.88%	2.32%	2.36%	2.99%	(0.08)%	(0.54)%	3.01%	1.56%	21.31%
2008	1.45%	0.90%	(4.15)%	2.22%	2.98%	(3.04)%	1.19%	2.09%	(2.89)%	(4.47)%	(4.99)%	2.99%	(6.08)%
2007	1.18%	0.93%	0.81%	2.89%	1.49%	(0.48)%	(2.10)%	1.08%	2.57%	(0.54)%	0.99%	(0.41)%	8.64%
2006	2.03%	(0.99)%	0.38%	0.87%	(0.38)%	0.44%	0.80%	0.36%	0.39%	0.14%	0.51%	1.43%	6.11%
2005	(0.48)%	1.43%	0.52%	(0.43)%	(0.29)%	1.13%	2.61%	2.57%	2.50%	0.96%	0.60%	0.87%	12.59%
2004	0.66%	1.50%	2.60%	(0.93)%	0.19%	3.45%	1.19%	0.40%	1.62%	0.82%	5.69%	2.29%	21.11%
2003	0.49%	(3.34)%	0.25%	(1.51)%	(1.34)%	0.15%	0.31%	(1.14)%	(0.77)%	0.10%	0.85%	0.40%	(5.48)%
2002				0.31%	3.83%	(2.15)%	(1.23)%	2.17%	(2.15)%	0.36%	1.58%	2.03%	4.67%

S&P 500 INDEX

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	FY (ended December 31)
2010	(3.60)%	3.10%	6.03%	1.58%	(7.98)%	(5.24)%	7.01%	(4.51)%	8.92%
2009	(8.43)%	(10.65)%	8.76%	9.57%	5.59%	0.20%	7.56%	3.61%	3.73%	(1.86)%	6.00%	1.93%	26.45%
2008	(6.00)%	(3.25)%	(0.43)%	4.87%	1.29%	(8.43)%	(0.84)%	1.45%	(8.91)%	(16.79)%	(7.17)%	1.06%	(36.99)%
2007	1.51%	(1.96)%	1.12%	4.43%	3.49%	(1.66)%	(3.10)%	1.50%	3.74%	1.59%	(4.18)%	(0.69)%	5.50%
2006	2.65%	0.27%	1.24%	1.34%	(2.88)%	0.14%	0.62%	2.38%	2.58%	3.26%	1.90%	1.40%	15.79%
2005	(2.44)%	2.10%	(1.77)%	(1.90)%	3.18%	0.14%	3.72%	(0.91)%	0.81%	(1.67)%	3.78%	0.03%	4.89%
2004	1.84%	1.39%	(1.51)%	(1.57)%	1.37%	1.94%	(3.31)%	0.40%	1.08%	1.53%	4.05%	3.40%	10.87%
2003	(2.62)%	(1.50)%	0.97%	8.24%	5.27%	1.27%	1.76%	1.95%	(1.06)%	5.66%	0.88%	5.24%	28.68%
2002				(6.06)%	(0.74)%	(7.12)%	(7.79)%	0.66%	(10.87)%	8.80%	5.89%	(5.88)%	(22.31)%

CALENDAR YEAR RETURNS1,2,3,4

	2002	2003	2004	2005	2006	2007	2008	2009
Pro Forma Net Of Fees	2.76%	(7.79)%	18.21%	9.87%	3.54%	6.01%	(8.38)%	18.40%
Gross Of Fees	4.67%	(5.48)%	21.11%	12.59%	6.11%	8.64%	(6.08)%	21.31%
S&P 500	(22.31)%	28.68%	10.87%	4.89%	15.79%	5.50%	(36.99)%	26.45%

SUMMARY STATISTICS (periods ended June 30, 2010) 1,2,3,4
RETURN

	YTD	1 Year	2 Year	3 Year	5 year	7 Year	Since Inception
Pro Forma Net Of Fees	2.57%	6.07%	6.22%	3.42%	4.46%	6.93%	4.91%
Gross Of Fees	4.48%	8.70%	8.85%	5.99%	7.05%	9.57%	7.51%
S&P 500	3.89%	10.16%	1.26%	(7.16)%	0.63%	4.03%	1.92%

1  Performance was calculated using Global Investment Performance Standards ("GIPS"). This method of calculating performance differs from the SEC's standardized methodology, which may produce different results.

2  Performance is calculated using a net asset value to net asset value methodology which incorporates all trades, prices, accruals and updated security records on a trade date basis.

3  Performance is presented gross and net of the Fund's annual fund operating expenses for the fiscal year ended August 31, 2011 (after contractual waivers).

4  The S&P 500® Index is an unmanaged index composed of 500 common stocks, classified in eleven industry sectors, which represent approximately 75% of the U.S. equities market. The S&P 500® Index assigns relative values to the stocks included in the index, weighted according to each stock's total market value relative to the total market value of the other stocks included in the index.

Appendix B

Prior Performance of Similarly Advised Accounts of the Robeco Boston Partners Global Equity Fund

Robeco has experience in managing other accounts with substantially similar investment objectives, policies and strategies as the Robeco Boston Partners Global Equity Fund. The table on the following pages is provided to illustrate the past performance of Robeco in managing all such other accounts and does not represent the performance of the Fund. Investors should not consider this performance information as a substitute for the performance of the Fund, nor should investors consider this information as an indication of the future performance of the Fund or of Robeco. The performance information has been adjusted to show the performance of the other accounts net of the Fund's annual operating expenses for the fiscal year ended August 31, 2011 (after contractual waivers that will be in place until December 31, 2013). The other accounts' fees and expenses are lower than those of the Fund. The Fund's results in the future also may be different because the other accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds under applicable U.S. securities and tax laws that, if applicable, could have adversely affected the performance of the other accounts. In addition, the securities held by the Fund will not be identical to the securities held by the other accounts.

The performance of the other accounts is also compared to the performance of an appropriate broad-based securities benchmark index. This index is unmanaged and is not subject to fees and expenses typically associated with managed funds, including the Fund. Investors cannot invest directly in the Index. The performance information is accompanied by additional disclosures, which are an integral part of the information.

Monthly Returns (since July 31, 2008)1,2,3,4,5

COMPOSITE — PRO FORMA NET OF FEES

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	FY (ended December 31)
2011	1.90%	3.43%	0.83%	4.56%	(1.85)%	(1.16)%	(1.11)%	(7.73)%	(8.67)%	11.36%	(2.36)%
2010	(3.84)%	0.42%	5.94%	0.28%	(9.73)%	(4.56)%	7.66%	(3.68)%	10.10%	4.62%	(2.53)%	8.79%	11.93%
2009	(8.69)%	(9.47)%	5.20%	11.74%	8.46%	0.05%	7.44%	5.34%	4.35%	(1.10)%	2.87%	2.10%	29.35%
2008							(2.35)%	(0.54)%	(9.54)%	(19.20)%	(6.15)%	3.18%

COMPOSITE — GROSS OF FEES

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	FY (ended December 31)
2011	2.01%	3.54%	0.94%	4.67%	(1.74)%	(1.05)%	(1.00)%	(7.62)%	(8.56)%	11.47%	(2.25)%
2010	(3.73)%	0.52%	6.05%	0.39%	(9.62)%	(4.46)%	7.77%	(3.58)%	10.21%	4.73%	(2.42)%	8.90%	13.38%
2009	(8.59)%	(9.36)%	5.31%	11.85%	8.57%	0.16%	7.54%	5.45%	4.46%	(1.00)%	2.98%	2.21%	31.01%
2008							(2.24)%	(0.43)%	(9.43)%	(19.09)%	(6.04)%	3.29%

MSCI® WORLD INDEX

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	FY (ended December 31)
2011	2.28%	3.55%	(0.94)%	4.31%	(1.97)%	(1.54)%	(1.79)%	(7.00)%	(8.60)%	10.37%	(2.38)%
2010	(4.11)%	1.45%	6.25%	0.07%	(9.48)%	(3.39)%	8.13%	(3.69)%	9.36%	3.75%	(2.11)%	7.39%	12.34%
2009	(8.73)%	(10.17)%	7.60%	11.32%	9.19%	(0.41)%	8.50%	4.17%	4.02%	(1.76)%	4.14%	1.83%	30.79%
2008								(2.42)%	(1.36)%	(11.85)%	(18.93)%	(6.40)%	3.26%

SUMMARY STATISTICS (periods ended November 30, 2011)1,2,3,4,5
RETURN

	YTD	1 Year	2 Years	3 Years	Since July 1, 2008
Pro Forma Net of Fees	(2.33)%	6.26%	5.65%	13.42%	(0.82)%
Gross of Fees	(1.15)%	7.64%	7.03%	14.89%	0.48%
MSCI® World Index	(5.00)%	2.02%	4.25%	12.96%	(2.17)%

1  Performance was calculated using Global Investment Performance Standards ("GIPS"). This method of calculating performance differs from the SEC's standardized methodology, which may produce different results.

2  Performance is calculated using a net asset value to net asset value methodology which incorporates all trades, prices, accruals and updated security records on trade date basis.

3  Performance is presented gross and net of the Fund's annual fund operating expenses (after contractual waivers that will be in place until December 31, 2013).

4  The MSCI® World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

5  Although the other accounts commenced operations on January 1, 2007 or April 17, 1998, the other accounts only began investing in accordance with their current investment strategies on July 1, 2008. The performance shown represents performance since the other accounts began investing in accordance with their current investment strategies.

Appendix C

Prior Performance of Similarly Advised Account of the Robeco Boston Partners International Equity Fund

Robeco has experience in managing a private account with substantially similar investment objectives, policies and strategies as the Robeco Boston Partners International Equity Fund. The table on the following pages is provided to illustrate the past performance of Robeco in managing the private account and does not represent the performance of the Fund. Investors should not consider this performance information as a substitute for the performance of the Fund, nor should investors consider this information as an indication of the future performance of the Fund or of Robeco. The performance information has been adjusted to show the performance of the private account net of the Fund's annual fund operating expenses (after contractual waivers that will be in place until December 31, 2013). The private fund's fees and expenses are lower than those of the Fund. The Fund's results in the future also may be different because the private fund is not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds under applicable U.S. securities and tax laws that, if applicable, could have adversely affected the performance of the private fund. In addition, the securities held by the Fund will not be identical to the securities held by the private fund.

The performance of the private fund is also compared to the performance of an appropriate broad-based securities benchmark index. This index is unmanaged and is not subject to fees and expenses typically associated with managed funds, including the Fund. Investors cannot invest directly in the Index. The performance information is accompanied by additional disclosures, which are an integral part of the information.

Monthly Returns (since July 31, 2008)1,2,3,4,5

PRO FORMA NET OF FEES

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	FY (ended December 31)
2011	1.41%	2.15%	0.29%	5.88%	(2.66)%	(0.52)%	0.04%	(7.54)%	(8.63)%	8.71%	(4.62)%
2010	(3.81)%	(2.24)%	5.30%	(0.08)%	(11.53)%	(0.95)%	8.43%	(3.60)%	10.48%	4.30%	(4.47)%	9.45%	9.21%
2009	(10.47)%	(9.35)%	2.91%	14.60%	9.33%	(1.83)%	8.60%	6.55%	5.30%	(2.09)%	1.44%	1.56%	26.25%
2008							(2.81)%	(2.31)%	(12.79)%	(21.90)%	(5.85)%	3.55%

GROSS OF FEES

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	FY (ended December 31)
2011	1.51%	2.26%	0.40%	5.99%	(2.55)%	(0.42)%	0.15%	(7.43)%	(8.52)%	8.82%	(4.51)%
2010	(3.70)%	(2.13)%	5.41%	0.03%	(11.42)%	(0.84)%	8.54%	(3.49)%	10.59%	4.41%	(4.36)%	9.56%	10.63%
2009	(10.36)%	(9.24)%	3.02%	14.71%	9.43%	(1.72)%	8.71%	6.66%	5.41%	(1.98)%	1.55%	1.66%	27.87%
2008							(2.71)%	(2.20)%	(12.69)%	(21.79)%	(5.74)%	3.66%

MSCI® EAFE INDEX

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	FY (ended December 31)
2011	2.37%	3.32%	(2.20)%	6.08%	(2.81)%	(1.23)%	(1.57)%	(9.02)%	(9.50)%	9.65%	(4.83)%
2010	(4.40)%	(0.68)%	6.31%	(1.73)%	(11.37)%	(0.97)%	9.49%	(3.09)%	9.82%	3.62%	(4.79)%	8.11%	8.21%
2009	(9.80)%	(10.23)%	6.39%	12.96%	12.01%	(0.54)%	9.14%	5.45%	3.85%	(1.24)%	2.03%	1.45%	32.46%
2008							(3.20)%	(4.03)%	(14.42)%	(20.17)%	(5.36)%	6.02%

SUMMARY STATISTICS (periods ended November 30, 2011)1,2,3,4,5
RETURN

	YTD	1 Year	2 Years	3 Years	Since July 1, 2008
Pro Forma Net of Fees	(6.65)%	2.17%	1.75%	10.05%	(5.93)%
Gross of Fees	(5.53)%	3.51%	3.08%	11.48%	(4.69)%
MSCI® EAFE Index	(10.90)%	(3.68)%	(1.10)%	10.63%	(5.87)%

1  Performance was calculated using Global Investment Performance Standards ("GIPS"). This method of calculating performance differs from the SEC's standardized methodology, which may produce different results.

2  Performance is calculated using a net asset value to net asset value methodology which incorporates all trades, prices, accruals and updated security records on trade date basis.

3  Performance is presented gross and net of the Fund's annual fund operating expenses (after contractual waivers that will be in place until December 31, 2013).

4  The MSCI® EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada.

5  Although the private fund commenced operations on January 1, 2007, the private fund only began investing in accordance with its current investment strategies on July 1, 2008. The performance shown represents performance since the private fund began investing in accordance with its current investment strategies.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS' SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. The information has been derived from the Fund's financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report for the fiscal year ended August 31, 2012 and is available at no cost upon request (see back cover for ordering instructions).

	Robeco Boston Partners Small Cap Value Fund II
	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009	For the Year Ended August 31, 2008
	Institutional Class
Per Share Operating Performance
Net asset value, beginning of period	$12.92	$11.02	$10.49	$11.87	$21.47
Net investment income*	0.05	0.03	0.06	0.11	0.07
Net realized and unrealized gain/(loss) on investments	2.39	1.91	0.52	(1.26)	(1.97)
Total from investment operations	2.44	1.94	0.58	(1.15)	(1.90)
Dividends and distributions to shareholders from:
Net investment income	(0.05)	(0.04)	(0.05)	(0.14)	—
Net realized gains	—	—	—	(0.05)	(7.70)
Return of Capital	—	—	—	(0.04)	—
Total distributions	(0.05)	(0.04)	(0.05)	(0.23)	(7.70)
Redemption fees	— (3)	— (3)	— (3)	— (3)	— (3)
Net asset value, end of period	$15.31	$12.92	$11.02	$10.49	$11.87
Total investment return (1)(2)	18.98%	17.59%	5.47%	(8.97)%	(10.15)%
Ratios/Supplemental Data
Net assets, end of period (000)	$53,604	$30,172	$25,736	$21,466	$56,652
Ratio of expenses to average net assets with waivers and reimbursements	1.30%	1.30%	1.30%	1.30%	1.39%
Ratio of expenses to average net assets without waivers and expense reimbursements	1.36%	1.37%	1.39%	1.74%	1.54%
Ratio of net investment income to average net assets with waivers and reimbursements	0.37%	0.22%	0.51%	1.29%	0.47%
Portfolio turnover rate	32%	38%	43%	66%	54%

*  Calculated based on average shares outstanding for the period.

(1)  Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.

(2)  Redemption fees, if any, are reflected in total return calculations.

(3)  Amount is less than $0.01 per share.

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. The information has been derived from the Fund's financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report for the fiscal year ended August 31, 2012 and is available at no cost upon request (see back cover for ordering instructions).

	Robeco Boston Partners All-Cap Value Fund
	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009	For the Year Ended August 31, 2008
	Institutional Class
Per Share Operating Performance
Net asset value, beginning of period	$14.34	$12.85	$12.56	$13.61	$16.47
Net investment income*	0.20	0.15	0.10	0.19	0.23
Net realized and unrealized gain/(loss) on investments	2.04	1.63	0.32	(1.03)	(1.54)
Total from investment operations	2.24	1.78	0.42	(0.84)	(1.31)
Dividends and distributions to shareholders from:
Net investment income	(0.12)	(0.10)	(0.13)	(0.12)	(0.16)
Net realized gains	(0.89)	(0.19)	—	(0.09)	(1.39)
Total distributions	(1.01)	(0.29)	(0.13)	(0.21)	(1.55)
Net asset value, end of period	$15.57	$14.34	$12.85	$12.56	$13.61
Total investment return (1)	16.73%	13.75%	3.31%	(5.88)%	(8.55)%
Ratios/Supplemental Data
Net assets, end of period (000)	$343,885	$210,113	$112,437	$63,085	$51,850
Ratio of expenses to average net assets with waivers and reimbursements	0.70%	0.70%	0.80%	0.95%	0.95%
Ratio of expenses to average net assets without waivers and expense reimbursements	1.03%	1.03%	1.15%	1.50%	1.70%
Ratio of net investment income to average net assets with waivers and reimbursements	1.38%	1.00%	0.75%	1.79%	1.59%
Portfolio turnover rate	33%	47%	48%	55%	44%

*  Calculated based on average shares outstanding for the period.

(1)  Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. The information has been derived from the Fund's financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report for the fiscal year ended August 31, 2012 and is available at no cost upon request (see back cover for ordering instructions).

	Robeco Boston Partners Long/Short Equity Fund
	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009	For the Year Ended August 31, 2008
	Institutional Class
Per Share Operating Performance
Net asset value, beginning of period	$19.88	$17.41	$15.75	$15.47	$17.23
Net investment loss*	(0.54)	(0.47)	(0.37)	(0.22)	(0.36)
Net realized and unrealized gain/(loss) on investments	3.15	4.55	1.98	2.98	0.50
Total from investment operations	2.61	4.08	1.61	2.76	0.14
Dividends and distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized gains	(2.03)	(1.62)	—	(2.48)	(1.90)
Total distributions	(2.03)	(1.62)	—	(2.48)	(1.90)
Redemption fee	0.01	0.01	0.05	—	— (3)
Net asset value, end of period	$20.47	$19.88	$17.41	$15.75	$15.47
Total investment return (1)(2)	14.16%	23.66%	10.54%	30.02%	1.12%
Ratios/Supplemental Data
Net assets, end of period (000)	$505,108	$344,935	$164,438	$54,703	$36,423
Ratio of expenses to average net assets with waivers and reimbursements	4.29%	3.70%	3.40%	3.35%	3.98%
Ratio of expenses to average net assets with waivers and reimbursements (excluding dividend and interest expense)	2.48%	2.47%	2.50%	2.50%	2.50%
Ratio of expenses to average net assets without waivers and reimbursements	4.29%	3.71%	3.46%	4.04%	4.36%
Ratio of net investment loss to average net assets with waivers and reimbursements	(2.68)%	(2.35)%	(2.10)%	(1.85)%	(2.27)%
Portfolio turnover rate	71%	103%	81%	172%	124%

*  Calculated based on average shares outstanding for the period.

(1)  Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.

(2)  Redemption fees, if any, are reflected in total return calculations.

(3)  Amount is less than $0.01 per share.

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. The information has been derived from the Fund's financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report for the fiscal year ended August 31, 2012 and is available at no cost upon request (see back cover for ordering instructions).

	Robeco Boston Partners Long/Short Research Fund
	For the Year Ended August 31, 2012		For the Period September 30, 2010** through August 31, 2011
	Institutional Class		Institutional Class
Per Share Operating Performance
Net asset value, beginning of period	$10.60		$10.00
Net investment loss*	(0.13)		(0.12)
Net realized and unrealized gain on investments	1.53		0.71
Total from investment operations	1.40		0.59
Dividends and distributions to shareholders from:
Net investment income	—		—
Net realized gains	(0.09)		—
Total distributions	(0.09)		—
Redemption fees	—	(3)	0.01
Net asset value, end of period	$11.91		$10.60
Total investment return (1)(2)	13.32%		6.00%
Ratios/Supplemental Data
Net assets, end of period (000)	$254,170		$37,237
Ratio of expenses to average net assets with waivers and reimbursements	2.81%		2.70	%(5)
Ratio of expenses to average net assets with waivers and reimbursements (excluding dividend and interest expense)	1.54%		1.74	%(5)
Ratio of expenses to average net assets without waivers and reimbursements	2.84%		4.05	%(5)
Ratio of net investment loss to average net assets with waivers and reimbursements	(1.12)%		(1.21	)%(5)
Portfolio turnover rate	53	%(4)	61	%(6)

*  Calculated based on average shares outstanding for the period.

**  Inception date.

(1)  Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.

(2)  Redemption fees, if any, are reflected in total return calculations.

(3)  Amount is less than $0.01 per share.

(4)  Portfolio turnover rate excludes securities received from processing a subscription-in-kind.

(5)  Annualized.

(6)  Not Annualized.

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information of the Fund for the periods indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. The information has been derived from the Fund's financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. The information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report for the fiscal year ended August 31, 2012 and is available at no cost upon request (see back cover for ordering instructions).

	Robeco WPG Small/Micro Cap Value Fund
	Fore the Year Ended August 31, 2012	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009	For the Year Ended August 31, 2008
	Institutional Class
Per Share Operating Performance
Net asset value, beginning of period	$12.31	$11.65	$10.57	$12.18	$17.05
Net investment income/(loss)	(0.05)	(0.06)	(0.05)	0.03	0.05 (4)
Net realized and unrealized gain/(loss) on investments	2.06	0.72	1.16	(1.62)	(2.46)
Total from investment operations	2.01	0.66	1.11	(1.59)	(2.41)
Dividends and distributions to shareholders from:
Net investment income	—	—	(0.03)	(0.01)	(0.01)
Net realized gains	—	—	—	(0.01)	(2.45)
Total distributions	—	—	(0.03)	(0.02)	(2.46)
Redemption Fees	— (3)	—	— (3)	—	—
Net asset value, end of period	$14.32	$12.31	$11.65	$10.57	$12.18
Total investment return (1)(2)	16.33%	5.67%	10.54%	(12.93)%	(15.12)%
Ratios/Supplemental Data
Net assets, end of period (000)	$37,367	$33,238	$32,394	$35,405	$43,133
Ratio of expenses to average net assets with waivers and reimbursements	1.70%	1.67%	1.69%	1.61%	1.61%
Ratio of expenses to average net assets without waivers and reimbursements	1.70%	1.72%	1.77%	1.95%	1.65%
Ratio of net investment income/ (loss) to average net assets with waivers and reimbursements	(0.34)%	(0.43)%	(0.39)%	0.37%	0.11%
Portfolio turnover rate	84%	85%	94%	137%	131%

*  Calculated based on average shares outstanding for the period.

(1)  Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.

(2)  Redemption fees, if any, are reflected in total return calculations.

(3)  Amount is less than $0.01 per share.

(4)  Calculated using the SEC's undistributed net investment income method.

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. The information has been derived from the Fund's financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report for the fiscal year ended August 31, 2012, and is available at no cost upon request (see back cover for ordering instructions).

	Robeco Boston Partners Global Equity Fund
	For the Period December 30, 2011** through August 31, 2012
	Institutional Class
Per Share Operating Performance
Net asset value, beginning of period	$10.00
Net investment income	0.10
Net realized and unrealized gain on investments	0.90
Total from investment operations	1.00
Redemption fees	0.00
Net asset value, end of period	$11.00
Total investment return (1)(2)	10.00	%(5)
Ratios/Supplemental Data
Net assets, end of period (000)	$11,234
Ratio of expenses to average net assets with waivers and reimbursements	1.30	%(4)
Ratio of expenses to average net assets without waivers and reimbursements	3.56	%(4)
Ratio of net investment income to average net assets with waivers and reimbursements	1.39	%(4)
Portfolio turnover rate	83	%(5)

*  Calculated based on average shares outstanding for the period.

**  Inception date.

(1)  Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.

(2)  Redemption fees, if any, are reflected in total return calculations.

(4)  Annualized.

(5)  Not Annualized.

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. The information has been derived from the Fund's financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report for the fiscal year ended August 31, 2012, and is available at no cost upon request (see back cover for ordering instructions).

	Robeco Boston Partners International Equity Fund
	For the Period December 30, 2011** through August 31, 2012
	Institutional Class
Per Share Operating Performance
Net asset value, beginning of period	$10.00
Net investment income	0.15
Net realized and unrealized gain on investments	0.64
Total from investment operations	0.79
Redemption fees	0.00
Net asset value, end of period	$10.79
Total investment return (1)(2)	7.90	%(5)
Ratios/Supplemental Data
Net assets, end of period (000)	$10,895
Ratio of expenses to average net assets with waivers and reimbursements	1.30	%(4)
Ratio of expenses to average net assets without waivers and reimbursements	3.77	%(4)
Ratio of net investment income to average net assets with waivers and reimbursements	2.16	%(4)
Portfolio turnover rate	81	%(5)

*  Calculated based on average shares outstanding for the period.

**  Inception date.

(1)  Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.

(2)  Redemption fees, if any, are reflected in total return calculations.

(4)  Annualized.

(5)  Not Annualized.

ROBECO INVESTMENT FUNDS
of
The RBB Fund, Inc.

(888) 261-4073
http://www.robecoinvest.com

For More Information:

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Robeco Investment Funds is available free of charge, upon request, including:

Annual/Semi-Annual Reports

These reports contain additional information about each Fund's investments, describe each Fund's performance, list portfolio holdings, and discuss recent market conditions and economic trends. The annual report includes fund strategies that significantly affected the Funds' performance during their last fiscal year. The annual and semi-annual reports to shareholders may be obtained by visiting http://www.robecoinvest.com.

Statement of Additional Information

An SAI, dated December 31, 2012 has been filed with the SEC. The SAI, which includes additional information about the Robeco Investment Funds, may be obtained free of charge, along with the annual and semi-annual reports, by calling (888) 261-4073. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus (and is legally part of the prospectus). The SAI is available on the Adviser's website at http://www.robecoinvest.com.

Shareholder Inquiries

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday-Friday. Call: (888) 261-4073 or visit the website of Robeco at http://www.robecoinvest.com.

Purchases and Redemptions

Call (888) 261-4073.

Written Correspondence

Street Address:

Robeco Investment Funds, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581

P.O. Box Address:

Robeco Investment Funds, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9816, Providence, RI 02940

Securities and Exchange Commission

You may also view and copy information about the Company and the Funds, including the SAI, by visiting the SEC's Public Reference Room in Washington, DC or the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-1520. You may obtain information on the operation of the public reference room by calling the SEC at (202) 551-809.

INVESTMENT COMPANY ACT FILE NO. 811-05518

Investor Class
Robeco Investment Funds

of The RBB Fund, Inc.

Prospectus December 31, 2012

Robeco Boston Partners Small Cap Value Fund II – BPSCX

Robeco Boston Partners All-Cap Value Fund – BPAVX

Robeco Boston Partners Long/Short Equity Fund – BPLEX

Robeco Boston Partners Long/Short Research Fund – BPRRX

Robeco Boston Partners Global Equity Fund – BPGRX

Robeco Boston Partners International Equity Fund – BPQRX

The securities described in this prospectus have been registered with the Securities and Exchange Commission ("SEC"). The SEC, however, has not judged these securities for their investment merit and has not determined the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a criminal offense.

SUMMARY SECTIONS
Robeco Boston Partners Small Cap Value Fund II	3
Robeco Boston Partners All-Cap Value Fund	9
Robeco Boston Partners Long/Short Equity Fund	15
Robeco Boston Partners Long/Short Research Fund	22
Robeco Boston Partners Global Equity Fund	30
Robeco Boston Partners International Equity Fund	35
ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISKS	40
MANAGEMENT OF THE FUNDS
Investment Adviser	44
Portfolio Managers	44
SHAREHOLDER INFORMATION
Pricing of Fund Shares	48
Market Timing	48
Purchase of Fund Shares	49
Redemption of Fund Shares	52
Exchange Privilege	56
Dividends and Distributions	56
More Information About Taxes	57
Multi-Class Structure	59
Appendix A – Prior Performance of Similarly Advised Account of the Robeco Boston Partners Long/Short Research Fund	60
Appendix B – Prior Performance of Similarly Advised Accounts of the Robeco Boston Partners Global Equity Fund	62
Appendix C – Prior Performance of Similarly Advised Account of the Robeco Boston Partners International Equity Fund	64
FINANCIAL HIGHLIGHTS	66
FOR MORE INFORMATION	Back Cover

A look at the investment objectives, strategies, risks, expenses and financial history of each of the Robeco Investment Funds.

Details about the Robeco Investment Funds' service providers.

Policies and instructions for opening, maintaining and closing an account in any of the Robeco Investment Funds.

2

SUMMARY SECTION — ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II

Investment Objective

The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund.

Investor Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)	None
Maximum sales charge (load) imposed on reinvested dividends	None
Redemption fee (as a percentage of amount redeemed on shares held for less than 60 days, if applicable)	1.00%
Exchange fee (as a percentage of amount exchanged on shares held for less than 60 days, if applicable)	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.00%
Distribution and servicing (12b-1) fees	0.25%
Other expenses	0.36%
Total annual Fund operating expenses	1.61%
Less Fee waivers and expense reimbursements (1)	(0.06)%
Net expenses	1.55%

(1)  The Fund's investment adviser, Robeco Investment Management, Inc. ("Robeco"), has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total Annual Fund Operating Expenses (excluding certain items discussed below) for the Fund's Investor Class shares exceeds 1.55% of the average daily net assets attributable to the Fund's Investor Class shares. In determining Robeco's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total Annual Fund Operating Expenses to exceed 1.55%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2013 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Robeco may not recoup any of its waived investment advisory fees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$158	$503	$871	$1,908

3

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year end, the portfolio turnover rate for the Fund was 32%.

Summary of Principal Investment Strategies

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks of issuers with small market capitalizations and identified by Robeco as having value characteristics. A small market capitalization issuer generally is considered to be one whose market capitalization is, at the time the Fund makes the investment, similar to the market capitalization of companies in the Russell 2000® Value Index. The Russell 2000® Value Index is an unmanaged index that contains stocks from the Russell 2000® Index with less than average growth orientation. As of November 30, 2012, the median market capitalization of this index was $490 million and the largest stock was $4.8 billion. Please note that this range is as of a particular point in time and is subject to change.

The Fund generally invests in the equity securities of small companies. Robeco will seek to invest in companies it considers to be well managed and to have attractive fundamental financial characteristics. Robeco believes greater potential for price appreciation exists among small companies since they tend to be less widely followed by other securities analysts and thus may be more likely to be undervalued by the market. The Fund may invest from time to time a portion of its assets, not to exceed 20% (under normal conditions) at the time of purchase, in companies with larger market capitalizations.

Robeco will sell a stock when it no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in fundamentals or business momentum. Each holding has a target valuation established at purchase, which Robeco constantly monitors and adjusts as appropriate.

Robeco examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow. Robeco selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

The Fund may also invest up to 25% of its total assets in non U.S. dollar-denominated securities.

The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

The Fund may participate as a purchaser in initial public offerings of securities ("IPO"). An IPO is a company's first offering of stock to the public.

In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.

While Robeco intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. Robeco will determine when market conditions warrant temporary defensive measures.

Summary of Principal Risks

•  Management Risk. The Fund is subject to the risk of poor stock selection. In other words, the individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result.

4

•  Market Risk. The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. Although the Fund will invest in stocks Robeco believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

•  Foreign Securities Risk. International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

•  Small Cap Companies Risk. The Fund will invest in smaller issuers which are more volatile and less liquid than investments in issuers with a market capitalization greater than the market capitalization of companies in the Russell 2000® Value Index. Small market capitalization issuers are not as diversified in their business activities as issuers with market capitalizations greater than the market capitalization of companies in the Russell 2000® Value Index and are more susceptible to changes in the business cycle.

The small capitalization equity securities in which the Fund invests may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in Robeco's judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

•  Portfolio Turnover Risk. If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 175%; however, it may be higher if Robeco believes it will improve the Fund's performance.

•  Illiquid Securities Risk. Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

•  IPO Risk. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, Robeco cannot guarantee continued access to IPOs.

5

Performance Information

The chart below illustrates the long-term performance of the Robeco Boston Partners Small Cap Value Fund II's Investor Class. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced. Updated performance information is available at www.robecoinvest.com or 1-888-261-4073.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:	29.32% (quarter ended June 30, 2009)
Worst Quarter:	(26.42)% (quarter ended December 31, 2008)

Year-to-date total return for the nine months ended September 30, 2012: 18.57%

6

Average Annual Total Returns

The table below compares the average annual total returns for the Fund's Investor Class both before and after taxes for the past calendar year, past five calendar years and past ten calendar years to the average annual total returns of a broad-based securities market index for the same periods.

	Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Years	10 Years
Robeco Boston Partners Small Cap Value Fund II
Returns Before Taxes	(3.67)%	0.45%	6.65%
Returns After Taxes on Distributions (1)	(3.72)%	(1.01)%	5.09%
Returns After Taxes on Distributions and Sale of Fund Shares	(2.39)%	0.10%	5.51%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	(5.50)%	(1.88)%	6.40%

(1)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

7

Management of the Fund

Investment Adviser

Robeco Investment Management, Inc.
909 Third Avenue, 32nd Floor, New York, New York 10022

Portfolio Managers

David M. Dabora, Senior Portfolio Manager since 2000
George Gumpert, Portfolio Manager since 2005

Purchase and Sale of Fund Shares

Minimum Initial Investment: $2,500
Minimum Additional Investment: $100

You can only purchase and redeem Investor Class shares of the Fund on days the New York Stock Exchange is open. Investor Class shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Shares of the Fund may also be purchased and redeemed directly through The RBB Fund, Inc. by the means described below.

Purchase and Redemption By Mail: Robeco Boston Partners Small Cap Value Fund II c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9816 Providence, RI 02940-8042	Purchase and Redemption By Wire: Request routing instructions by calling the Fund's transfer agent at 1-888-261-4073.

Redemption By Telephone: If you select the option on your account application, you may call the Fund's transfer agent at 1-888-261-4073.

Taxes

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

8

SUMMARY SECTION — ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND

Investment Objective

The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund.

Investor Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)	None
Maximum sales charge (load) imposed on reinvested dividends	None
Redemption fee (as a percentage of amount redeemed if applicable)	None
Exchange fee (as a percentage of amount exchanged on shares held for less than 60 days, if applicable)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.80%
Distribution and servicing (12b-1) fees	0.25%
Other expenses	0.23%
Total annual Fund operating expenses	1.28%
Less Fee waivers and expense reimbursements (1)	(0.33)%
Net expenses	0.95%

(1)  The Fund's investment adviser, Robeco Investment Management, Inc. ("Robeco"), has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total Annual Fund Operating Expenses (excluding certain items discussed below) for the Fund's Investor Class shares exceeds 0.95% of the average daily net assets attributable to the Fund's Investor Class shares. In determining Robeco's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total Annual Fund Operating Expenses to exceed 0.95%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2013 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Robeco may not recoup any of its waived investment advisory fees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$97	$373	$670	$1,516

9

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the fiscal year ended August 31, 2012, the portfolio turnover rate for the Fund was 33%.

Summary of Principal Investment Strategies

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks of issuers across the capitalization spectrum and identified by Robeco as having value characteristics.

Robeco will sell a stock when it no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in fundamentals or business momentum. Each holding has a target valuation established at purchase, which Robeco constantly monitors and adjusts as appropriate.

Robeco examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals, such as return on equity and earnings growth and cash flow. Robeco selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

The Fund may also invest up to 20% of its total assets in non U.S. dollar denominated securities.

The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

The Fund may participate as a purchaser in initial public offerings of securities ("IPO"). An IPO is a company's first offering of stock to the public.

The Fund may invest up to 10% of its net assets in securities that can be converted into common stock, such as certain debt securities and preferred stock.

The Fund may hedge overall portfolio exposure up to 40% of its net assets through the purchase and sale of index and individual put and call options.

In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing less than 25% of its total assets in any one industry.

While Robeco intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. Robeco will determine when market conditions warrant temporary defensive measures.

Summary of Principal Risks

•  Management Risk. The Fund is subject to the risk of poor stock selection. In other words, the individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result.

•  Market Risk. The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. Although the Fund will invest in stocks Robeco believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

•  Foreign Securities Risk. International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

10

•  Small/Mid-Cap Companies Risk. Investing in securities of companies with micro, small or mid-sized capitalizations tends to be riskier than investing in securities of companies with large capitalizations.

Securities of companies with micro, small and mid-sized capitalizations tend to be more volatile than those of large cap companies and, on occasion, may fluctuate in the opposite direction of large cap company securities or the broader stock market averages.

The small capitalization equity securities in which the Fund invests may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in Robeco's judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

•  Convertible Securities Risk. Securities that can be converted into common stock, such as certain securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.

•  Portfolio Turnover Risk. If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 125%; however, it may be higher if Robeco believes it will improve the Fund's performance.

•  Options Risk. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the near future at an agreed upon price prior to the expiration date of the option. The Fund may "cover" a call option by owning the security underlying the option or through other means. The value of options can be highly volatile, and their use can result in loss if Robeco is incorrect in its expectation of price fluctuations.

•  Illiquid Securities Risk. Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

•  IPO Risk. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, Robeco cannot guarantee continued access to IPOs.

11

Performance Information

The chart below illustrates the long-term performance of the Robeco Boston Partners All-Cap Value Fund's Investor Class. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced. Updated performance information is available at www.robecoinvest.com or 1-888-261-4073.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:	18.56% (quarter ended June 30, 2009)
Worst Quarter:	(17.62)% (quarter ended September 30, 2011)

Year-to-date total return for the nine months ended September 30, 2012: 14.04%

12

Average Annual Total Returns

The table below compares the average annual total returns for the Fund's Investor Class both before and after taxes for the past calendar year, past five calendar years and since inception to the average annual total returns of a broad-based securities market index for the same periods.

	Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Years	Since Inception (July 1, 2002)
Robeco Boston Partners All-Cap Value Fund
Return Before Taxes	(1.62)%	1.32%	8.00%
Return After Taxes on Distributions (1)	(2.89)%	0.36%	7.04%
Return After Taxes on Distributions and Sale of Fund Shares	(0.04)%	0.76%	6.72%
Russell 3000® Value Index (reflects no deduction for fees, expenses or taxes)	(0.10)%	(2.58)%	4.73%

(1)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

13

Management of the Fund

Investment Adviser

Robeco Investment Management, Inc.
909 Third Avenue, 32nd Floor, New York, New York 10022

Portfolio Manager

Duilio Ramallo, Senior Portfolio Manager since 2007

Purchase and Sale of Fund Shares

Minimum Initial Investment: $2,500
Minimum Additional Investment: $100

You can only purchase and redeem Investor Class shares of the Fund on days the New York Stock Exchange is open. Investor Class shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Shares of the Fund may also be purchased and redeemed directly through The RBB Fund, Inc. by the means described below.

Purchase and Redemption By Mail: Robeco Boston Partners All Cap Value Fund c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9816 Providence, RI 02940-8042	Purchase and Redemption By Wire: Request routing instructions by calling the Fund's transfer agent at 1-888-261-4073

Redemption By Telephone: If you select the option on your account application, you may call the Fund's transfer agent at 1-888-261-4073.

Taxes

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

14

SUMMARY SECTION — ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND

Investment Objective

The Fund seeks long-term capital appreciation while reducing exposure to general equity market risk. The Fund seeks a total return greater than that of the S&P 500® Index over a full market cycle.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund.

Investor Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)	None
Maximum sales charge (load) imposed on reinvested dividends	None
Redemption fee (as a percentage of amount redeemed on shares held for less than one year, if applicable)	2.00%
Exchange fee (as a percentage of amount exchanged on shares held for less than one year, if applicable)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	2.25%
Distribution and service (12b-1) fees	0.25%
Other expenses:
Dividend expense on short sales (1)	0.38%
Interest expense on borrowings	1.44%
Other operating expenses	0.23%
Total other expenses	2.05%
Total annual Fund operating expenses (2)	4.54%

(1)  There are additional costs associated with the use of short sales. Short-sale dividends generally reduce the market value of the securities by the amount of the dividend declared; thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on the securities sold short.

(2)  The Fund's investment adviser, Robeco Investment Management, Inc. ("Robeco"), has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Fund's Investor Class shares exceeds 2.75% of the average daily net assets attributable to the Fund's Investor Class shares. Because dividend expenses on short sales, acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, Total Annual Fund Operating Expenses (after fee waivers and expense reimbursements) are expected to exceed 2.75%. This contractual limitation is in effect until December 31, 2013 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Robeco may not recoup any of its waived investment advisory fees.

15

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$455	$1,372	$2,298	$4,648

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total annual Fund operating expenses or in the Example, affect the Fund's performance. During the fiscal year ended August 31, 2012, the portfolio turnover rate for the Fund was 71%.

Summary of Principal Investment Strategies

The Fund invests in long positions in stocks identified by Robeco as undervalued and takes short positions in stocks that Robeco has identified as overvalued. The cash proceeds from short sales will be invested in short-term cash instruments to produce a return on such proceeds just below the federal funds rate. The Fund will invest, both long and short, in securities principally traded in the United States markets. The Fund may invest in securities of companies operating for three years or less ("unseasoned issuers"). Robeco will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio. The Fund seeks to construct a portfolio that has less volatility than the United States equity market generally. Robeco examines various factors in determining the value characteristics of such issuers including price-to-book value ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash flow. Robeco selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

Robeco will sell a stock when it no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in fundamentals or business momentum. Each holding has a target valuation established at purchase, which Robeco constantly monitors and adjusts as appropriate.

The Fund intends, under normal circumstances, to invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities.

Under normal circumstances, Robeco expects that the Fund's long positions will not exceed approximately 125% of the Fund's net assets.

The Fund's long and short positions may involve (without limit) equity securities of foreign issuers that are traded in the markets of the United States. The Fund may also invest up to 20% of its total assets directly in equity securities of foreign issuers.

To meet margin requirements, redemptions or pending investments, the Fund may also temporarily hold a portion of its assets in full faith and credit obligations of the United States government and in short-term notes, commercial paper or other money market instruments.

The Fund may participate as a purchaser in initial public offerings of securities ("IPO"). An IPO is a company's first offering of stock to the public.

16

The Fund may invest from time to time a significant portion of its assets in smaller issuers which are more volatile and less liquid than investments in issuers with a market capitalization greater than $1 billion.

The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.

The Fund may invest up to 20% of its net assets in high yield debt obligations, such as bonds and debentures, used by corporations and other business organizations.

While Robeco intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. Robeco will determine when market conditions warrant temporary defensive measures.

Summary of Principal Risks

•  Market Risk. The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. Although the long portfolio of the Fund will invest in stocks Robeco believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

•  High Yield Debt Obligations Risk. The Fund may invest up to 20% of its net assets in high yield debt obligations, such as bonds and debentures, issued by corporations and other business organizations. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Such high yield debt obligations are referred to as "junk bonds" and are not considered to be investment grade.

•  Foreign Securities Risk. International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

•  Management Risk. The Fund is subject to the risk of poor stock selection. In other words, Robeco may not be successful in its strategy of taking long positions in stocks the manager believes to be undervalued and short positions in stocks the manager believes to be overvalued. Further, since Robeco will manage both a long and a short portfolio, there is the risk that Robeco may make more poor investment decisions than an adviser of a typical stock mutual fund with only a long portfolio may make.

•  Short Sales Risk. Short sales of securities may result in gains if a security's price declines, but may result in losses if a security's price rises.

•  Unseasoned Issuers Risk. Unseasoned issuers may not have an established financial history and may have limited product lines, markets or financial resources. Unseasoned issuers may depend on a few key personnel for management and may be susceptible to losses and risks of bankruptcy. As a result, such securities may be more volatile and difficult to sell.

•  Small-Cap Companies Risk. The small capitalization equity securities in which the Fund may invest may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in Robeco's judgment,

17

such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

•  Portfolio Turnover Risk. If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 400%; however, it may be higher if Robeco believes it will improve the Fund's performance.

•  Segregated Account Risk. A security held in a segregated account cannot be sold while the position it is covering is outstanding, unless it is replaced with a similar security. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

•  Illiquid Securities Risk. Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

•  IPO Risk. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, Robeco cannot guarantee continued access to IPOs.

18

Performance Information

The chart below illustrates the long-term performance of the Robeco Boston Partners Long/Short Equity Fund's Investor Class. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced. Updated performance information is available at www.robecoinvest.com or 1-888-261-4073.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:	38.45% (quarter ended June 30, 2009)
Worst Quarter:	(19.44)% (quarter ended December 31 2008)

Year-to-date total return for the nine months ended September 30, 2012: 8.64%

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Average Annual Total Returns

The table below compares the average annual total returns for the Fund's Investor Class both before and after taxes for the past calendar year, past five calendar years and past ten calendar years to the average annual total returns of a broad-based securities market index for the same periods. Although the Fund compares its average total return to a broad-based securities market index, the Fund seeks returns that are not correlated to securities market returns. The Fund seeks to achieve a 12-15% return over a full market cycle; however, there can be no guarantee that such returns will be achieved.

	Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	5 Years	10 Years
Robeco Boston Partners Long/Short Equity Fund
Returns Before Taxes	5.63%	12.63%	9.95%
Returns After Taxes on Distributions (1)	2.50%	9.13%	7.58%
Returns After Taxes on Distributions and Sale of Fund Shares	4.27%	8.78%	7.29%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	(0.25)%	2.92%

(1)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

20

Management of the Fund

Investment Adviser

Robeco Investment Management, Inc.
909 Third Avenue, 32nd Floor, New York, New York 10022

Portfolio Managers

Robert T. Jones, Senior Portfolio Manager since 1995
Mark E. Donovan, Co-Chief Executive Officer, Portfolio Manager since 1995

Purchase and Sale of Fund Shares

Minimum Initial Investment: $2,500
Minimum Additional Investment: $100

The Fund is currently closed due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund's strategy. The Fund will still be offered to existing shareholders of the Fund and certain other persons, as described in the section entitled "Purchase of Fund Shares" in this prospectus.

You can only purchase and redeem Investor Class shares of the Fund on days the New York Stock Exchange is open. Investor Class shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Shares of the Fund may also be purchased and redeemed directly through The RBB Fund, Inc. by the means described below.

Purchase and Redemption By Mail: Robeco Boston Partners Long/Short Equity Fund c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9816 Providence, RI 02940-8042	Purchase and Redemption By Wire: Request routing instructions by calling the Fund's transfer agent at 1-888-261-4073

Redemption By Telephone: If you select the option on your account application, you may call the Fund's transfer agent at 1-888-261-4073.

Taxes

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

21

SUMMARY SECTION — ROBECO BOSTON PARTNERS LONG/SHORT RESEARCH FUND

Investment Objective

The Fund seeks to provide long-term total return.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund.

Investor Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)	None
Maximum sales charge (load) imposed on reinvested dividends	None
Redemption fee (as a percentage of amount redeemed on shares held for less than 60 days, if applicable)	1.00%
Exchange fee (as a percentage of amount exchanged on shares held for less than 60 days, if applicable)	None
Annual Fund Operating Expenses (expenses that that you pay each year as a percentage of the value of your investment)
Management fees	1.25%
Distribution (12b-1) fees	0.25%
Other expenses:
Dividend expense on short sales (1)	0.69%
Interest expense on borrowings	0.53%
Other operating expenses	0.32%
Total other expenses	1.54%
Total annual Fund operating expenses	3.04%
Less Fee waivers and expense reimbursements (2)	(0.04)%
Net expenses	3.00%

(1)  There are additional costs associated with the use of short sales. Short-sale dividends generally reduce the market value of the securities by the amount of the dividend declared; thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on the securities sold short.

(2)  The Fund's investment adviser, Robeco Investment Management, Inc. ("Robeco"), has contractually agreed to forgo all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total Annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) exceeds 1.75% of the average daily net assets attributable to the Fund's Investor Class shares. Because acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, Total Annual Fund Operating Expenses (after fee waivers and expense reimbursements) are expected to exceed 1.75%. This contractual limitation is in effect until at least December 31, 2013 and may not be terminated without Board approval. If at any time during the first three years the Fund's Advisory Agreement with Robeco is in effect, the Fund's Total annual Fund operating expenses for that year are less than 1.75%, Robeco is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by Robeco to the Fund during such three-year period.

22

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$303	$936	$1,593	$3,352

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total annual Fund operating expenses or in the Example, affect the Fund's performance. During the fiscal year ended August 31, 2012, the portfolio turnover rate for the Fund was 53%.

Summary of Principal Investment Strategies

The Fund uses a hedged strategy. The Fund actively invests in long positions in stocks identified by Robeco as undervalued and takes short positions in stocks that Robeco has identified as overvalued. The cash proceeds from short sales (i.e. sales of securities the Fund does not own) will be invested in short-term cash instruments to produce a return on such proceeds just below the federal funds rate.

The Fund invests, both long and short, in equity securities issued by large-, mid- and small (or "micro")-cap companies, as well as other instruments that are convertible into equity securities. Selling securities short is a form of leverage. Equity securities in which the Fund may invest include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts ("REITs"), and equity participations. An equity participation is a type of loan that gives the lender a portion of equity ownership in a property, in addition to principal and interest payments. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. The Fund may invest in securities of companies operating for three years or less ("unseasoned issuers"). The Fund may also invest in depository receipts and equity securities of foreign companies (denominated in either U.S. dollars or foreign currencies), put and call options, futures, indexed securities and fixed-income securities (including bonds, notes, mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments) and high yield securities (commonly referred to as "junk bonds"). Fixed income securities in which the Fund will invest include those rated between AAA and D by a nationally recognized statistical rating organization ("NRSRO"), or deemed of comparable quality by Robeco. Robeco may also temporarily invest uninvested cash in money market funds and similar collective investment vehicles. The Fund may also seek to increase its income by lending portfolio securities.

Robeco determines the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio. The Fund seeks to construct a portfolio that has less volatility than the U.S. equity market by investing less than 100% of its assets in net long positions. Selection of individual securities to be held long or sold short will be based on a mix of quantitative techniques and fundamental security analysis. Robeco selects stocks on the basis of three criteria: value, fundamental business strength and momentum. Robeco examines various factors in determining the value characteristics of such issuers including price-to-book value ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals such as return on equity, earnings growth and cash

23

flow. Robeco selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

Although the Fund seeks to follow a hedged strategy, there can be no assurance that the Fund's portfolio or investments will be insulated from market moves or effectively hedged against risk.

Robeco will sell a stock when it no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in fundamentals or business momentum. Each holding has a target valuation established at purchase, which Robeco constantly monitors and adjusts as appropriate.

In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing less than 25% of its total assets in any one industry, except that the Fund may invest up to 30% in exchange-traded funds to the extent permitted by the Investment Company Act of 1940 ("1940 Act") and applicable SEC orders.

The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

The principal derivative instruments in which the Fund invests are futures and options on securities, securities indices or currencies, options on these futures, forward foreign currency contracts and interest rate or currency swaps. The Fund's investments in derivative instruments may be leveraged and result in losses exceeding the amounts invested.

While Robeco intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. Robeco will determine when market conditions warrant temporary defensive measures.

Summary of Principal Risks

•  Market Risk. The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. Although the long portfolio of the Fund will invest in stocks Robeco believes to be undervalued, there is no guarantee that the price of these stocks will not move even lower.

•  High Yield Debt Obligations Risk. The Fund may invest up to 20% of its net assets in high yield debt obligations (of any rating, including defaulted securities and unrated securities), including bonds and debentures, issued by corporations and business organizations. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Such high yield debt obligations are referred to as "junk bonds" and are not considered to be investment grade.

•  Foreign Securities Risk. International investing is subject to special risks, including currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and financial practices.

•  Currency Risk. Investment in foreign securities also involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

•  Management Risk. The Fund is subject to the risk of poor stock selection. Robeco may be incorrect in the stocks it buys and believes to be undervalued and in stocks it sells short and believes to be overvalued. Further, since Robeco will manage both a long and a short portfolio, there is the risk that Robeco may make more poor investment decisions than an adviser of a typical stock mutual fund with only a long portfolio.

24

•  Short Sales Risk. Short sales of securities may result in gains if a security's price declines, but may result in losses if a security's price rises. In a rising market, short positions may be more likely to result in losses because securities sold short may be more likely to increase in value. Short selling also involves the risks of: increased leverage, and its accompanying potential for losses; the potential inability to reacquire a security in a timely manner, or at an acceptable price; the possibility of the lender terminating the loan at any time, forcing the Fund to close the transaction under unfavorable circumstances; the additional costs that may be incurred; and the potential loss of investment flexibility caused by the Fund's obligations to provide collateral to the lender and set aside assets to cover the open position. Short sales "against the box" may protect the Fund against the risk of losses in the value of a portfolio security because any decline in value of the security should be wholly or partially offset by a corresponding gain in the short position. Any potential gains in the security, however, would be wholly or partially offset by a corresponding loss in the short position. Short sales that are not "against the box" involve a form of investment leverage, and the amount of the Fund's loss on a short sale is potentially unlimited.

•  Unseasoned Issuers Risk. Unseasoned issuers may not have an established financial history and may have limited product lines, markets or financial resources. Unseasoned issuers may depend on a few key personnel for management and may be susceptible to losses and risks of bankruptcy. As a result, such securities may be more volatile and difficult to sell.

•  Small-Cap Companies Risk. The small capitalization equity securities in which the Fund may invest may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in Robeco's judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

•  REITs Risk. REITs may be affected by economic forces and other factors related to the real estate industry. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index.

•  Portfolio Turnover Risk. If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 300%; however, it may be higher if Robeco believes it will improve the Fund's performance.

•  Illiquid Securities Risk. Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days.

•  Derivatives Risk. The Fund's investments in derivative instruments, which include futures and options on securities, securities indices or currencies, options on these futures, forward foreign currency contracts and interest rate or currency swaps, may be leveraged and result in losses exceeding the amounts invested.

•  Indexed Securities Risk. The Fund may invest in indexed securities whose value is linked to securities indices. Most such securities have values that rise and fall according to the change in one or more specified

25

indices and may have characteristics similar to direct investments in the underlying securities. Depending on the index, such securities may have greater volatility than the market as a whole.

•  Securities Lending Risk. The Fund may lend portfolio securities to institutions, such as certain broker-dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

•  Exchange Traded Fund Risk. Exchange traded funds ("ETFs") are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities that they are designed to track, although lack of liquidity in an ETF could result in its being more volatile. The Fund may incur brokerage fees in connection with its purchase of ETF shares.

26

Performance Information

The chart below illustrates the performance of the Robeco Boston Partners Long/Short Research Fund's Investor Class. The information provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced. Updated performance information is available at www.robecoinvest.com or 1-888-261-4073.

Total Returns for the Calendar Year Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:	8.29% (quarter ended December 31, 2011)
Worst Quarter:	(9.91)% (quarter ended September 30, 2011)

Year-to-date total return for the nine months ended September 30, 2012: 9.33%

27

Average Annual Total Returns

The table below compares the average annual total returns for the Fund's Investor Class both before and after taxes for the past calendar year to the average annual total returns of a broad-based securities market index for the same period.

	Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	Since Inception (November 29, 2010)
Robeco Boston Partners Long/Short Research Fund
Returns Before Taxes	3.12%	5.50%
Returns After Taxes on Distributions (1)	2.82%	5.21%
Returns After Taxes on Distributions and Sale of Fund Shares	2.03%	4.51%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	16.92%

(1)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

28

Management of the Fund

Investment Adviser

Robeco Investment Management, Inc.
909 Third Avenue, 32nd Floor, New York, New York 10022

Portfolio Managers

Jay Feeney, Co-Chief Executive Officer and Chief Investment Officer-Equities, Co-portfolio Manager since inception of the Fund
Eric Connerly, Director of Research, Co-portfolio Manager since inception of the Fund

Purchase and Sale of Fund Shares

Minimum Initial Investment: $2,500
Minimum Additional Investment: $100

You can only purchase and redeem Investor Class shares of the Fund on days the New York Stock Exchange is open. Investor Class shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Shares of the Fund may also be purchased and redeemed directly through The RBB Fund, Inc. by the means described below.

Purchase and Redemption By Mail: Robeco Boston Partners Long/Short Research Fund c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9816 Providence, RI 02940-8042	Purchase and Redemption By Wire: Request routing instructions by calling the Fund's transfer agent at 1-888-261-4073.

Redemption By Telephone: If you selected the option on your account application, you may call the Fund's transfer agent at 1-888-261-4073.

Taxes

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

29

SUMMARY SECTION — ROBECO BOSTON PARTNERS GLOBAL EQUITY FUND

Investment Objective

The Fund seeks to provide long-term capital growth.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund.

Investor Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)	None
Maximum sales charge (load) imposed on reinvested dividends	None
Redemption fee (as a percentage of amount redeemed on shares held for less than 60 days, if applicable)	1.00%
Exchange fee (as a percentage of amount exchanged on shares held for less than 60 days, if applicable)	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.90%
Distribution and servicing (12b-1) fees	0.25%
Other expenses	2.66%
Total annual Fund operating expenses	3.81%
Less Fee waivers and expense reimbursements (1)	(2.26)%
Net expenses	1.55%

(1)  The Fund's investment adviser, Robeco Investment Management, Inc. ("Robeco"), has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total annual Fund operating expenses (excluding certain items discussed below) for the Fund's Investor Class shares exceeds 1.55% of the average daily net assets attributable to the Fund's Investor Class shares. In determining Robeco's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total Annual Fund Operating Expenses to exceed 1.55%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2013 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. If at any time during the first three years the Fund's Advisory Agreement with Robeco is in effect, the Fund's Total annual Fund operating expenses for that year are less than 1.55%, Robeco is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by Robeco to the Fund during such three-year period.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$158	$956	$1,774	$3,904

30

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total annual Fund operating expenses or in the Example, affect the Fund's performance. During the fiscal year ended August 31, 2012, the portfolio turnover rate for the Fund was 83%.

Summary of Principal Investment Strategies

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in a non-diversified portfolio of equity and equity-related securities issued by U.S. and non-U.S. companies of any capitalization size. The Fund may invest in all types of equity and equity-related securities, including without limitation exchange-traded and over-the-counter common and preferred stocks, warrants, options, rights, convertible securities, sponsored and unsponsored depositary receipts and shares, trust certificates, participatory notes, limited partnership interests, shares of other investment companies (including exchanged-traded funds ("ETFs")) and real estate investment trusts ("REITs"), and equity participations. An equity participation is a type of loan that gives the lender a portion of equity ownership in a property, in addition to principal and interest payments. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.

The Fund defines non-U.S. companies as companies (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets, or that derive a significant portion of their revenue or profits from businesses, investments or sales, outside of the United States. Under normal market conditions, the Fund invests significantly (ordinarily at least 40% — unless market conditions are not deemed favorable by Robeco, in which case the Fund would invest at least 30%) in non-U.S. companies. The Fund principally will be invested in issuers located in countries with developed securities markets, but may also invest in issuers located in emerging markets. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries).

The Fund generally invests in the equity securities of issuers believed by Robeco to be undervalued in the marketplace, focusing on issuers that combine attractive valuations with catalysts for change. Robeco applies a bottom-up stock selection process (i.e., one that focuses primarily on issuer-specific factors) in managing the Fund, using a combination of fundamental and quantitative analysis. In selecting investments for the Fund, Robeco considers various factors such as price-to-book value, price-to-sales and earnings ratios, dividend yields, strength of management, and cash flow to identify securities that are trading at a price that appears to be lower than the issuer's inherent value.

Robeco will sell a stock when it no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in fundamentals or business momentum. Each holding has a target valuation established at purchase, which Robeco constantly monitors and adjusts as appropriate.

The Fund may (but is not required to) invest in derivatives, including put and call options, futures, forward contracts and swaps, in lieu of investing directly in a security, currency or instrument, for hedging and non-hedging purposes.

The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

The Fund may participate as a purchaser in initial public offerings of securities ("IPO"). An IPO is a company's first offering of stock to the public. The Fund may also seek to increase its income by lending portfolio securities.

While Robeco intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash

31

and eligible U.S. dollar-denominated money market instruments. Robeco will determine when market conditions warrant temporary defensive measures.

Summary of Principal Risks

•  Management Risk. The Fund is subject to the risk of poor stock selection. In other words, the individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result.

•  Market Risk. The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. Although the Fund will invest in stocks Robeco believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

•  Foreign Securities Risk. International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices. The Fund may invest in securities of foreign issuers either directly or through depositary receipts. Depositary receipts may be available through "sponsored" or "unsponsored" facilities. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders. Participatory notes ("P-notes") are derivative instruments used by investors to take positions in certain foreign securities. P-notes present similar risks to investing directly in such securities and also expose investors to counterparty risk.

•  Emerging Markets Risk. Investment in emerging market securities involves greater risk than that associated with investment in securities of issuers in developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

•  Currency Risk. Investment in foreign securities also involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

•  Convertible Securities Risk. Securities that can be converted into common stock, such as certain securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.

•  Options Risk. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the near future at an agreed upon price prior to the expiration date of the option. The Fund may "cover" a call option by owning the security underlying the option or through other means. The value of options can be highly volatile, and their use can result in loss if Robeco is incorrect in its expectation of price fluctuations.

•  Derivatives Risk. The Fund's investments in derivative instruments, which include futures and options on securities, securities indices or currencies, options on these futures, forward foreign currency contracts and interest rate or currency swaps, may be leveraged and result in losses exceeding the amounts invested.

32

•  REITs Risk. REITs may be affected by economic forces and other factors related to the real estate industry. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index.

•  Small/Mid-Cap Companies Risk. Investing in securities of companies with micro, small or mid-sized capitalizations tends to be riskier than investing in securities of companies with large capitalizations. Securities of companies with micro, small and mid-sized capitalizations tend to be more volatile than those of large cap companies and, on occasion, may fluctuate in the opposite direction of large cap company securities or the broader stock market averages.

The small capitalization equity securities in which the Fund invests may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. Redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in Robeco's judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

•  Securities Lending Risk. The Fund may lend portfolio securities to institutions, such as certain broker-dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

•  Exchange Traded Fund Risk. Exchange traded funds ("ETFs") are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities that they are designed to track, although lack of liquidity in an ETF could result in its being more volatile. The Fund may incur brokerage fees in connection with its purchase of ETF shares.

•  Illiquid Securities Risk. Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

•  IPO Risk. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, Robeco cannot guarantee continued access to IPOs.

33

•  Non-Diversification Risk. The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have greater impact on the Fund.

Performance Information

No performance information is available for the Fund because it has not been in operation for a full calendar year. The performance information, when available, will provide some indication of the risks of investing in the Fund. The Fund intends to evaluate its performance as compared to that of the MSCI® World Index. Updated performance information will be available at www.robecoinvest.com or 1-888-261-4073.

Management of the Fund

Investment Adviser

Robeco Investment Management, Inc.
909 Third Avenue, 32nd Floor, New York, New York 10022

Portfolio Managers

Christopher K. Hart, Equity Portfolio Manager, Co-portfolio Manager of the Fund since inception
Harry J. Rosenbluth, Co-Portfolio Manager of the Fund since July, 2012

Purchase and Sale of Fund Shares

Minimum Initial Investment: $2,500
Minimum Additional Investment: $100

You can only purchase and redeem Investor Class shares of the Fund on days the New York Stock Exchange is open. Investor Class shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Shares of the Fund may also be purchased and redeemed directly through The RBB Fund, Inc. by the means described below.

Purchase and Redemption By Mail: Robeco Boston Partners Global Equity Fund c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9816 Providence, RI 02940-8042	Purchase and Redemption By Wire: Request routing instructions by calling the Fund's transfer agent at 1-888-261-4073.

Redemption By Telephone: If you select the option on your account application, you may call the Fund's transfer agent at 1-888-261-4073.

Taxes

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

34

SUMMARY SECTION — ROBECO BOSTON PARTNERS INTERNATIONAL EQUITY FUND

Investment Objective

The Fund seeks to provide long-term capital growth.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund.

Investor Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load)	None
Maximum sales charge (load) imposed on reinvested dividends	None
Redemption fee (as a percentage of amount redeemed on shares held for less than 60 days, if applicable)	1.00%
Exchange fee (as a percentage of amount exchanged on shares held for less than 60 days, if applicable)	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.90%
Distribution and servicing (12b-1) fees	0.25%
Other expenses	2.87%
Total annual Fund operating expenses	4.02%
Less Fee waivers and expense reimbursements (1)	(2.47)%
Net expenses	1.55%

(1)  The Fund's investment adviser, Robeco Investment Management, Inc. ("Robeco"), has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total annual Fund operating expenses (excluding certain items discussed below) for the Fund's Investor Class shares exceeds 1.55% of the average daily net assets attributable to the Fund's Investor Class shares. In determining Robeco's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total Annual Fund Operating Expenses to exceed 1.55%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2013 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. If at any time during the first three years the Fund's Advisory Agreement with Robeco is in effect, the Fund's Total annual Fund operating expenses for that year are less than 1.55%, Robeco is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by Robeco to the Fund during such three-year period.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$158	$998	$1,854	$4,070

35

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total annual Fund operating expenses or in the Example, affect the Fund's performance. During the fiscal year ended August 31, 2012, the portfolio turnover rate for the Fund was 81%.

Summary of Principal Investment Strategies

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in a non-diversified portfolio of equity and equity-related securities issued by non-U.S. companies of any capitalization size. The Fund may invest in all types of equity and equity-related securities, including without limitation exchange-traded and over-the-counter common and preferred stocks, warrants, options, rights, convertible securities, sponsored and unsponsored depositary receipts and shares, trust certificates, participatory notes, limited partnership interests, shares of other investment companies (including exchanged-traded funds ("ETFs")), real estate investment trusts ("REITs"), and equity participations. An equity participation is a type of loan that gives the lender a portion of equity ownership in a property, in addition to principal and interest payments. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.

The Fund defines non-U.S. companies as companies (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets, or that derive a significant portion of their revenue or profits from businesses, investments or sales, outside of the United States. The Fund principally will be invested in issuers located in countries with developed securities markets, but may also invest in issuers located in emerging markets.

The Fund generally invests in the equity securities of issuers believed by Robeco to be undervalued in the marketplace, focusing on issuers that combine attractive valuations with catalysts for change. Robeco applies a bottom-up stock selection process (i.e., one that focuses primarily on issuer-specific factors) in managing the Fund, using a combination of fundamental and quantitative analysis. In selecting investments for the Fund, Robeco considers various factors such as price-to-book value, price-to-sales and earnings ratios, dividend yields, strength of management, and cash flow to identify securities that are trading at a price that appears to be lower than the issuer's inherent value.

Robeco will sell a stock when it no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in fundamentals or business momentum. Each holding has a target valuation established at purchase, which Robeco constantly monitors and adjusts as appropriate.

The Fund may (but is not required to) invest in derivatives, including put and call options, futures, forward contracts and swaps, in lieu of investing directly in a security, currency or instrument, for hedging and non-hedging purposes.

The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

The Fund may participate as a purchaser in initial public offerings of securities ("IPO"). An IPO is a company's first offering of stock to the public. The Fund may also seek to increase its income by lending portfolio securities.

While Robeco intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. Robeco will determine when market conditions warrant temporary defensive measures.

36

Summary of Principal Risks

•  Management Risk. The Fund is subject to the risk of poor stock selection. In other words, the individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result.

•  Market Risk. The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. Although the Fund will invest in stocks Robeco believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

•  Foreign Securities Risk. International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices. The Fund may invest in securities of foreign issuers either directly or through depositary receipts. Depositary receipts may be available through "sponsored" or "unsponsored" facilities. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders. Participatory notes ("P-notes") are equity access products structured as debt obligations and used by investors to take positions in certain foreign securities. P-notes present similar risks to investing directly in such securities and also expose investors to counterparty risk.

•  Emerging Markets Risk. Investment in emerging market securities involves greater risk than that associated with investment in securities of issuers in developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

•  Currency Risk. Investment in foreign securities also involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

•  Convertible Securities Risk. Securities that can be converted into common stock, such as certain securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.

•  Options Risk. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the near future at an agreed upon price prior to the expiration date of the option. The Fund may "cover" a call option by owning the security underlying the option or through other means. The value of options can be highly volatile, and their use can result in loss if Robeco is incorrect in its expectation of price fluctuations.

•  Derivatives Risk. The Fund's investments in derivative instruments, which include futures and options on securities, securities indices or currencies, options on these futures, forward foreign currency contracts and interest rate or currency swaps, may be leveraged and result in losses exceeding the amounts invested.

•  REITs Risk. REITs may be affected by economic forces and other factors related to the real estate industry. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume

37

and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index.

•  Small/Mid-Cap Companies Risk. Investing in securities of companies with micro, small or mid-sized capitalizations tends to be riskier than investing in securities of companies with large capitalizations. Securities of companies with micro, small and mid-sized capitalizations tend to be more volatile than those of large cap companies and, on occasion, may fluctuate in the opposite direction of large cap company securities or the broader stock market averages. The small capitalization equity securities in which the Fund invests may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. Redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in Robeco's judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

•  Securities Lending Risk. The Fund may lend portfolio securities to institutions, such as certain broker-dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

•  Exchange Traded Fund Risk. Exchange traded funds ("ETFs") are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities that they are designed to track, although lack of liquidity in an ETF could result in its being more volatile. The Fund may incur brokerage fees in connection with its purchase of ETF shares.

•  Illiquid Securities Risk. Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

•  IPO Risk. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, Robeco cannot guarantee continued access to IPOs.

•  Non-Diversification Risk. The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have greater impact on the Fund.

38

Performance Information

No performance information is available for the Fund because it has not yet been in operation for a full calendar year. The performance information, when available, will provide some indication of the risks of investing in the Fund. The Fund intends to evaluate its performance as compared to that of the MSCI® EAFE Index. Updated performance information will be available at www.robecoinvest.com or 1-888-261-4073.

Management of the Fund

Investment Adviser

Robeco Investment Management, Inc.
909 Third Avenue, 32nd Floor, New York, New York 10022

Portfolio Managers

Christopher K. Hart, Equity Portfolio Manager, Co-portfolio Manager of the Fund since inception
Harry J. Rosenbluth, Co-Portfolio Manager of the Fund since July, 2012

Purchase and Sale of Fund Shares

Minimum Initial Investment: $2,500
Minimum Additional Investment: $100

You can only purchase and redeem Investor Class shares of the Fund on days the New York Stock Exchange is open. Investor Class shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Shares of the Fund may also be purchased and redeemed directly through The RBB Fund, Inc. by the means described below.

Purchase and Redemption By Mail: Robeco Boston Partners International Equity Fund c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9816 Providence, RI 02940-8042	Purchase and Redemption By Wire: Request routing instructions by calling the Fund's transfer agent at 1-888-261-4073.

Redemption By Telephone: If you select the option on your account application, you may call the Fund's transfer agent at 1-888-261-4073.

Taxes

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

39

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISKS

This section provides some additional information about the Funds' investments and certain portfolio management techniques that certain Funds may use. More information about the Funds' investments and portfolio management techniques, some of which entail risks, is included in the Statement of Additional Information ("SAI").

Investment Objectives

The Funds' investment objectives may be changed by the Board of Directors of The RBB Fund, Inc. (the "Company") without shareholder approval. Shareholders will, however, receive 60 days' prior notice of any changes. Any such changes may result in the Funds having investment objectives different from the objectives that the shareholder considered appropriate at the time of investment in the Funds.

Additional Information About the Funds' Principal Investments and Risks

Derivative Contracts. Each of the Funds except for the Robeco Boston Partners Small Cap Value II Fund may, but need not, use derivative contracts for any of the following purposes:

•  To seek to hedge against the possible adverse impact of changes in stock market prices, currency exchange rates or interest rates in the market value of its securities or securities to be purchased; or

•  As a substitute for buying or selling currencies or securities.

The Robeco Boston Partners All-Cap Value Fund, Robeco Boston Partners Global Equity Fund and Robeco Boston Partners International Equity Fund may, but need not, use derivative contracts for the following purpose:

•  To seek to enhance the Fund's return in non-hedging situations.

Derivative contracts in which the Robeco Boston Partners All-Cap Value Fund, Robeco Boston Partners Long/Short Research Fund, Robeco Boston Partners Global Equity Fund and Robeco Boston Partners International Equity Fund may invest include: futures and options on securities, securities indices or currencies; options on these futures; forward foreign currency contracts; and interest rate, total return or currency swaps. The Robeco Boston Partners Long/Short Research Fund, Robeco Boston Partners Global Equity Fund and Robeco Boston Partners International Equity Fund may use derivative contracts involving foreign currencies. A derivative contract will obligate or entitle a Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on a Fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities in that the counterparty may default on its payment obligations or become insolvent. Derivatives can also make a Fund less liquid and harder to value, especially in declining markets.

Short Sales. The Robeco Boston Partners Long/Short Equity Fund and Robeco Boston Partners Long/Short Research Fund will engage in short sales and the Robeco Boston Partners All-Cap Value Fund may engage in short sales — including those that are not "against the box," which means that each Fund may make short sales where the Fund does not currently own or have the right to acquire, at no added cost, securities identical to those sold short — in accordance with the provisions of the 1940 Act. In a typical short sale, the Funds borrow from a broker a security in order to sell the security to a third party. The Funds are then obligated to return a security of the same issuer and quantity at some future date. The Funds realize a loss to the extent the security increases in value or a profit to the extent the security declines in value (after taking into account any associated costs). Short sales "against the box" may protect the Funds against the risk of losses in the value of a portfolio security because any decline in value of the security should be wholly or partially offset by a corresponding gain in the short position. Any potential gains in the security, however, would be wholly or partially offset by a corresponding loss in the short position. Short sales that are not "against the box" involve a form of investment leverage, and the amount of each Fund's loss on a short sale is potentially unlimited.

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Equity and Equity-Related Securities. Each of the Funds may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and REITs, and equity participations. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Common stocks may decline over short or even extended periods of time. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the right's or warrant's expiration. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. State law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a limited partnership than investors in a corporation. Fluctuations in the value of equity securities in which a mutual fund invests will cause the Fund's net asset value to fluctuate. The number of issuers in the Funds' portfolios will vary over time.

Fixed Income Investments. The Robeco Boston Partners All-Cap Value Fund, Robeco Boston Partners Long/Short Equity Fund and Robeco Boston Partners Long/Short Research Fund may each invest a portion of its assets in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by corporate and governmental issuers and may have all types of interest rate payment and reset terms, including (without limitation) fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

The credit quality of securities held in a Fund's portfolio is determined at the time of investment. If a security is rated differently by multiple ratings organizations, a Fund treats the security as being rated in the higher rating category. A Fund may choose not to sell securities that are downgraded below the Fund's minimum accepted credit rating after their purchase.

Foreign Securities. Each of the Funds may invest in securities of foreign issuers that are traded or denominated in U.S. dollars (including equity securities of foreign issuers trading in U.S. markets) directly or through American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") or International Depositary Receipts ("IDRs"). Depositary receipts may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depository, whereas an unsponsored facility is established by the depository without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders.

In addition, the Funds may also invest in securities denominated in foreign currencies and in multinational currencies such as the Euro. The Funds will value their securities and other assets in U.S. dollars. Investments in securities of foreign issuers and securities denominated in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. Changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of a Fund's assets denominated or quoted in currencies other than the U.S. dollar. Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.

The Robeco Boston Partners Global Equity Fund and Robeco Boston Partners International Equity Fund will normally invest a significant portion of their assets in the equity securities and equity-related instruments issued

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by non-U.S. companies. The Funds may invest in securities denominated in the currencies of a variety of developed, emerging and frontier market countries. Unless hedged, currency fluctuations may have a material impact on the performance of a portfolio of non-U.S. dollar-denominated securities and such a portfolio may experience a decline or increase in value, in U.S. dollar terms, due to fluctuations in currency exchange rates. Robeco may, from time to time, but is not required to, hedge foreign currency exposure in the Funds' portfolios. Further, the Funds may also from time to time enter into speculative currency positions independent of other positions in the Funds' portfolios.

The Robeco Boston Partners Global Equity Fund and Robeco Boston Partners International Equity Fund may also invest in participatory notes. Participatory notes (commonly known as "P-notes") are equity access products structured as debt obligations and used by investors to take positions in certain foreign securities. P-notes are generally issued by the associates of foreign-based foreign brokerages and domestic institutional brokerages. P-notes represent interests in securities listed on certain foreign exchanges, and thus present similar risks to investing directly in such securities. P-notes also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitments.

Portfolio Concentration. Under normal market conditions, the Robeco Boston Partners Global Equity Fund and the Robeco Boston Partners International Equity Fund portfolios will generally be diversified by country and geographic region.

Mortgage-Backed Securities. Certain Funds may invest in mortgage-backed securities as part of their principal investment strategies. Mortgage-backed securities may be issued by private companies or by agencies of the U.S. government. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property.

Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities are particularly subject to prepayment risk. A Fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Interest only instruments are particularly subject to extension risk, i.e. the risk that an issuer will exercise its right to pay principal later than expected. This may occur when there is a rise in interest rates. Mortgage derivatives and structured securities often employ features that have the effect of leverage. As a result, small changes in interest or prepayment rates may cause large and sudden price movements, especially compared to an investment in a security that is not leveraged. Mortgage derivatives can also become illiquid and hard to value in declining markets.

The last few years, the market for mortgage related securities experienced substantially, often dramatically, lower valuations and greatly reduced liquidity. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates, and therefore may be more difficult to value and more difficult to dispose of than previously. These events may have an adverse impact on a Fund to the extent it invests in mortgage-related or other fixed income securities or instruments affected by the volatility in the fixed income markets.

Exchange-Traded Funds (ETFs). Each Fund may invest in ETFs to the extent permitted by the 1940 Act and applicable SEC orders. ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. In general, ETFs seek to track a specified securities index or a basket of securities that an "index provider," such as Standard & Poor's, selects as representative of a market, market segment or industry sector. An ETF portfolio generally holds the same stocks or bonds as the index it tracks or it may hold a representative sample of such securities. Thus, an ETF is designed so that its performance will correspond closely with that of the index it tracks. As a shareholder in an ETF, the Fund will bear its pro rata portion of an ETF's expenses, including advisory fees, in addition to its own expenses.

Other Investment Companies. Each of the Funds may invest up to 10% of its total assets in the securities of other investment companies not affiliated with Robeco, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other

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investment company. Among other things, the Funds may invest in money market mutual funds for cash management purposes by "sweeping" excess cash balances into such funds until the cash is invested or otherwise utilized. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund.

Portfolio Turnover. Each of the Funds may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading may also increase transaction costs, which could detract from the Funds' performance.

Securities Lending. Each Fund may seek to increase its income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio security loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by a Fund will not exceed 33 1/3% of the value of the Fund's total assets. A Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

Temporary Investments. Each of the Funds may depart from its principal investment strategy in response to adverse market, economic, political or other conditions by taking a temporary defensive position (up to 100% of its assets) in all types of money market and short-term debt securities. If a Fund were to take a temporary defensive position, it may be unable for a time to achieve its investment objective.

Broad-Based Securities Market Indices

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

The Russell 2000® Value Index is an unmanaged index that contains stocks from the Russell 2000® Index with less than average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. As of November 30, 2012, the median market capitalization of the companies in the Russell 2000® Value Index is $433 million and the largest stock is $4.8 billion. Please note that this range is as of a particular point in time and is subject to change. The Russell 2000® Value Index is a registered trademark of the Frank Russell Corporation.

The Russell 3000® Value Index is an unmanaged index that measures the performance of those Russell 3000® Index companies that typically display lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indices. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of November 30, 2012, the median market capitalization of the companies in the Russell 3000® Value Index is $836 million and the largest stock is $401.8 billion. Please note that this range is as of a particular point in time and is subject to change. The Russell 3000® Value Index is a registered trademark of the Frank Russell Corporation.

The S&P 500® Index is an unmanaged index composed of 500 common stocks, classified in eleven industry sectors, which represent approximately 75% of the U.S. equities market. The S&P 500® Index assigns relative values to the stocks included in the index, weighted according to each stock's total market value relative to the total market value of the other stocks included in the index.

Disclosure of Portfolio Holdings

The complete portfolio holdings (or long positions with respect to the Robeco Boston Partners All-Cap Value Fund, Robeco Boston Partners Long/Short Equity Fund and Robeco Boston Partners Long/Short Research Fund) of each of the Funds, are publicly available on Robeco's website at www.robecoinvest.com as of the end of each calendar month, 15 days following the month end. Any postings will remain available on the website at least until the Funds file with the SEC their semi-annual or annual shareholder report or quarterly portfolio holdings report that includes such period. A further description of the Company's policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.

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MANAGEMENT OF THE FUNDS

Investment Adviser

Robeco provides investment management and investment advisory services to investment companies and other institutional and proprietary accounts.

Subject to the general supervision of the Company's Board of Directors (the "Board of Directors"), Robeco the Funds' portfolio(s) and is responsible for the selection and management of all portfolio investments of the Funds in accordance with the Funds' respective investment objectives and policies.

Robeco Investment Management, Inc.

Robeco, located at 909 Third Avenue, 32nd Floor, New York, New York 10022, is a subsidiary of Robeco Groep N.V., a Dutch public limited liability company ("Robeco Groep"). Founded in 1929, Robeco Groep is one of the world's oldest asset management organizations. Robeco provides investment management and investment advisory services to other institutional and proprietary accounts.

For its services to the Boston Partners Funds, Robeco is entitled to receive a monthly advisory fee under the Advisory Agreements computed at an annual rate of 2.25% of the Long/Short Equity Fund's average daily net assets, 1.00% of the Small Cap Value Fund II's average daily net assets, 0.80% of the All-Cap Value Fund's average daily net assets, 1.25% of the Robeco Boston Partners Long/Short Research Fund's average daily net assets, 0.90% of the Robeco Boston Partners Global Equity Fund's average daily net assets and 0.90% of the Robeco Boston Partners International Equity Fund's average daily net assets. Until December 31, 2013, Robeco has agreed to waive its fees to the extent necessary to maintain an annualized expense ratio for the Long/Short Equity Fund, the Small Cap Value Fund, the All-Cap Value Fund, Robeco Boston Partners Long/Short Research Fund, Robeco Boston Partners Global Equity Fund and Robeco Boston Partners International Equity Fund of 2.75%, 1.55%, 0.95%, 1.75%, 1.55% and 1.55% (excluding certain items discussed below), respectively. In determining Robeco's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause a Fund's net annualized expense ratio to exceed the applicable expense limitation: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes. There can be no assurance that Robeco will continue such waivers after December 31, 2013.

A discussion regarding the basis for the Company's Board of Directors approval of each Fund's investment advisory agreement with Robeco is available in the Funds' annual report to shareholders dated August 31, 2012, except the discussion regarding the Robeco Boston Partners Global Equity Fund and the Robeco Boston Partners International Equity Fund which is available in the Funds' semi-annual report dated February 29, 2012.

Portfolio Managers

The investment results for different strategies of Robeco are not solely dependent on any one individual. There is a common philosophy and approach that is the backdrop for all of the investment strategies of Robeco. This philosophy is then executed through a very disciplined investment process managed by the designated portfolio manager for each of the strategies. This manager will be supported, not only by a secondary manager, but by Robeco's general research staff and, very often, by dedicated analysts to the particular strategy.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

Robeco Boston Partners Small Cap Value Fund II

David M. Dabora is the primary portfolio manager for the Fund and George Gumpert is the secondary portfolio manager.

Mr. Dabora is a senior portfolio manager of Robeco responsible for the Robeco Boston Partners Small Cap Value, Small Cap Value II, and Small/Mid Cap Value portfolios. Mr. Dabora joined the firm in 1995. Prior to taking on day-to-day responsibilities for the Small Cap Value Fund II, Mr. Dabora was an assistant portfolio manager/analyst

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of the premium equity product of Robeco, an all-cap value institutional product. Additionally, he was a research analyst with responsibility for a wide variety of industries. Mr. Dabora holds a B.S. degree in business administration from Pennsylvania State University and an M.B.A. degree from The Anderson School of Management at the University of California at Los Angeles. He is a member of the CFA Institute and the CFA Society of San Francisco and has twenty-five years of investment experience.

Mr. Gumpert is a portfolio manager for the Robeco Boston Partners Small Cap Value products. Previously, he was a research analyst and specialized in the small capitalization sectors of the equity market. He joined the firm in 2000 from AIG International Asset Management where he was a commodities analyst. Mr. Gumpert holds a B.A. degree in economics from Amherst College. He holds the Chartered Financial Analyst designation. He has thirteen years of investment experience.

For the fiscal year ended August 31, 2012, the Fund paid 0.94% (expressed as a percentage of average net assets) to Robeco for its services. Had fee waivers not been in place, the Fund would have paid 1.00%.

Robeco Boston Partners All-Cap Value Fund

Duilio Ramallo is the primary portfolio manager for the Fund.

Mr. Ramallo is a senior portfolio manager of Robeco. He is responsible for managing the Robeco Boston Partners Premium Equity portfolios. Prior to assuming this role, he was the assistant portfolio fund manager for the Robeco Boston Partners Small Cap Value portfolios and an equity analyst. Mr. Ramallo joined the firm in 1995. He holds a B.A. degree in economics/business from the University of California, Los Angeles and an M.B.A. degree from the Anderson Graduate School of Management at UCLA. Mr. Ramallo is a member of the CFA Society of Los Angeles, the CFA Institute and holds the Chartered Financial Analyst® designation. He has seventeen years of investment experience.

For the fiscal year ended August 31, 2012, the Fund paid 0.47% (expressed as a percentage of average net assets) to Robeco for its services. Had fee waivers not been in place, the Fund would have paid 0.80%.

Robeco Boston Partners Long/Short Equity Fund

Robert T. Jones is the primary portfolio manager for the Fund and Mark E. Donovan is the secondary portfolio manager.

Mr. Jones is the portfolio manager for Robeco Boston Partners Long/Short Equity product. Previously, he was the Director of Research and portfolio manager for the Large Cap Value and Large Cap Value Focused products. He was a founding Partner of Boston Partners Asset Management. He joined the firm from The Boston Company Asset Management, Inc. where he spent seven years as Vice President and equity portfolio manager. Mr. Jones holds a B.A. degree in philosophy from Denison University. He holds the Chartered Financial Analyst designation. He has twenty-four years of investment experience.

Mr. Donovan is Co-Chief Executive Officer of Robeco Investment Management and lead portfolio manager for Robeco Boston Partners Large Cap Value portfolios. He is responsible for strategic and tactical operating decisions affecting the firm. He was one of the founding partners of Boston Partners Asset Management in 1995. He joined the firm from The Boston Company where he was Senior Vice President and equity portfolio manager. He also spent five years as a consulting associate with Kaplan, Smith & Associates, and two years as a securities analyst for Value Line Inc. Mr. Donovan holds a B.S. degree in management from Rensselaer Polytechnic Institute. He serves as a Trustee and a member of the Investment Committee for St. Sebastian's School in Needham, MA. He holds the Chartered Financial Analyst designation. He has thirty-one years of investment experience.

For the fiscal year ended August 31, 2012, the Fund paid 2.25% (expressed as a percentage of average net assets) to Robeco for its services. Had fee waivers not been in place, the Fund would have paid 2.25%.

Robeco Boston Partners Long/Short Research Fund

Joseph F. Feeney, Jr. and Eric S. Connerly serve as Co-portfolio Managers for the Fund.

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Mr. Feeney is Co-Chief Executive Officer and Chief Investment Officer for Robeco Investment Management. He is responsible for the firm's strategic, financial and operating decisions, and all aspects of investment management including the firm's fundamental and quantitative research groups. He was one of the original partners of Boston Partners Asset Management in 1995. Prior to assuming these roles, he was Director of Research. Mr. Feeney joined the firm upon its inception in 1995 from Putnam Investments where he managed mortgage-backed securities portfolios. He began his career at the Bank of Boston where he was a loan officer specializing on highly leveraged loan portfolios. Mr. Feeney holds a B.S. degree in finance (Summa Cum Laude, Phi Beta Kappa) from the University of New Hampshire and an M.B.A. with High Honors from the University of Chicago. He holds the Chartered Financial Analyst designation and is past President of the Fixed Income Management Society of Boston. He has twentyseven years of investment experience.

Mr. Connerly is the Director of Research for Robeco Boston Partners. Prior to assuming these roles, he was a research analyst covering the financial, electronics, defense, transportation, and energy sectors and managed a merger arbitrage portfolio. He joined the firm from John Hancock Mutual Funds where he was an analyst and assisted in the management of a small cap portfolio. Prior to that, he was a senior equity analyst at SEI Investments overseeing their small cap equity portfolios. Mr. Connerly holds a BSFS degree cum laude in development economics from Georgetown University and an MBA degree in security analysis and investment management, Beta Gamma Sigma, from Columbia Business School. He holds the Chartered Financial Analyst designation. He has nineteen years of experience.

For the fiscal year ended August 31, 2012, the Robeco Boston Partners Long/Short Research Fund paid 1.22% (expressed as a percentage of average net assets) to Robeco for its services. Had fee waivers not been in place, the Fund would have paid 1.25%.

Robeco Boston Partners Global Equity Fund and Robeco Boston Partners International Equity Fund

Christopher K. Hart is Co-portfolio Manager for each Fund. Mr. Hart is an equity portfolio manager for Robeco Boston Partners Global and International Equity products. Prior thereto, he was an assistant portfolio manager for the Robeco Boston Partners Small Cap Value products for three years. Before that, he was a research analyst and specialized in conglomerates, engineering and construction, building, machinery, aerospace & defense, and REITs sectors of the equity market. He joined the firm from Fidelity Investments where he was a research analyst. Mr. Hart holds a B.S. degree in finance, with a concentration in corporate finance from Clemson University. He holds the Chartered Financial Analyst designation. He has twenty years of investment experience.

Harry J. Rosenbluth is Co-portfolio Manager for each Fund. Prior to serving as co-portfolio manager for each Fund, he was the portfolio manager for Robeco Boston Partners Premium Equity product and co-manager of Robeco's Mid Cap Value Equity product. He was one of the founding partners of Boston Partners Asset Management in 1995. Mr. Rosenbluth joined the firm following fourteen years with The Boston Company Asset Management, Inc. as Senior Vice President and the Portfolio Manager for the Dynamic Equity Fund. Mr. Rosenbluth was also a member of the Equity Policy Group of The Boston Company Asset Management, Inc. Prior thereto, Mr. Rosenbluth was a consultant for Arthur Andersen & Company. Mr. Rosenbluth holds a B.A. degree in Economics from George Washington University and an M.B.A. from The Amos Tuck School of Business Administration at Dartmouth College. He holds the Chartered Financial Analyst designation. He has twenty-nine years of investment experience.

For the period from December 30, 2011 (commencement of the Funds' operations) through August 31, 2012, the Robeco Boston Partners Global Equity Fund and Robeco Boston Partners International Equity Fund paid 0% and 0% (expressed as a percentage of average net assets), respectively, to Robeco for its services. Had fee waivers not been in place, the Funds would have paid 0.90% and 0.90%, respectively.

Marketing Arrangements

Robeco or its affiliates may pay additional compensation, out of profits derived from Robeco's management fee and not as an additional charge to the Funds managed by Robeco, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares ("revenue sharing"). These payments are in

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addition to any distribution or servicing fees payable under a 12b-1 distribution and/or service plan of the Funds, any record keeping or sub-transfer agency fees payable by the Funds, or other fees described in the fee table or elsewhere in the Prospectus or SAI. Examples of "revenue sharing" payments include, but are not limited to, payment to financial institutions for "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, but not limited to, inclusion of the Funds on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting Robeco access to the financial institution's sales force; conferences and meetings; assistance in training and educating the financial institution's personnel; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Funds attributable to the financial institution, or other factors as agreed to by Robeco and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of Robeco from time to time, may be substantial, and may be different for different financial institutions depending upon the services provided by the financial institution. Such payments may provide an incentive for the financial institution to make shares of the Funds available to its customers and may allow the Funds greater access to the financial institution's customers.

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SHAREHOLDER INFORMATION

Pricing of Fund Shares

Investor Class shares of the Funds ("Shares") are priced at their net asset value ("NAV"). The NAV per share of each Fund is calculated as follows:

Each Fund's NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. Each Fund will effect purchases and redemptions of Fund shares at the NAV next calculated after receipt by BNY Mellon Investment Servicing (US) Inc. (the "Transfer Agent") of your purchase order or redemption request in good order.

A Fund's equity securities listed on any national or foreign exchange market system will be valued at the last sale price, except for the National Association of Securities Dealers Automatic Quotation System ("NASDAQ"). Equity securities listed on NASDAQ will be valued at the official closing price. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. When prices are not available from such services or are deemed to be unreliable, securities may be valued by dealers who make markets in such securities. Foreign securities, currencies and other securities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation. If a Fund holds foreign equity securities, the calculation of the Fund's NAV will not occur at the same time as the determination of the value of the foreign equities securities in the Fund's portfolio, since these securities are traded on foreign exchanges.

If market quotations are unavailable or deemed unreliable by the Funds' administrator, in consultation with the Adviser, securities will be valued by Robeco in accordance with procedures adopted by the Company's Board of Directors and under the Board of Directors ultimate supervision. In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before a Fund prices its shares. In such instances, a foreign security may be fair valued in accordance with procedures adopted by the Company's Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by a Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in ETFs, REITs and closed-end investment companies will be valued at their market price.

Market Timing

In accordance with the policy adopted by the Company's Board of Directors, the Company discourages and does not accommodate market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund Shares held by long-term shareholders. The Company and Robeco reserve the right to (i) reject a purchase or exchange order, (ii) delay payment of immediate cash redemption proceeds for up to seven calendar days, (iii) revoke a shareholder's privilege to purchase Fund Shares (including exchanges), or (iv) limit the amount

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of any exchange involving the purchase of Fund Shares. An investor may receive notice that their purchase order or exchange has been rejected after the day the order is placed or after acceptance by a financial intermediary. It is currently expected that a shareholder would receive notice that its purchase order or exchange has been rejected within 48 hours after such purchase order or exchange has been received by the Company in good order. The Company and Robeco will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or Robeco), the Company (or Robeco) will exercise their right if, in the Company's (or Robeco's) judgment, an investor has a history of excessive trading or if an investor's trading, in the judgment of the Company or Robeco, has been or may be disruptive to a Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm a Fund and its shareholders or would subordinate the interests of a Fund and its shareholders to those of Robeco or any affiliated person or associated person of Robeco.

To deter excessive shareholder trading, the Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners Long/Short Research Fund, Robeco Boston Partners Global Equity Fund and the Robeco Boston Partners International Equity Fund generally charge a redemption fee of 1% on shares redeemed within sixty days of purchase. The Robeco Boston Partners Long/Short Equity Fund generally charges a redemption fee of 2% on shares redeemed that have been held for less than one year. In addition, the Funds generally limit the number of exchanges to six (6) exchanges per year (and one exchange per calendar month). For further information on redemptions and exchanges, please see the sections titled "Shareholder Information — Redemption of Fund Shares" and "Shareholder Information — Exchange Privilege."

Pursuant to the policy adopted by the Board of Directors, Robeco has developed criteria that it uses to identify trading activity that may be excessive. If, in its judgment, Robeco detects excessive, short-term trading, Robeco may reject or restrict a purchase request and may further seek to close an investor's account with the Fund.

If necessary, the Company may prohibit additional purchases of Fund shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers' trading activities in the Funds. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company's excessive trading policies, the Company may take certain actions, including terminating the relationship.

There is no assurance that a Fund will be able to identify market timers, particularly if they are investing through intermediaries.

Purchase of Fund Shares

Shares representing interests in the Funds are offered continuously for sale by Foreside Funds Distributors, LLC, formerly known as BNY Mellon Distributors Inc. (the "Distributor"). The Board of Directors has approved a Distribution Agreement and adopted a separate Plan of Distribution for the shares (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Distributor is entitled to receive from the Funds a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Shares. The actual amount of such compensation under the Plan is agreed upon by the Company's Board of Directors and by the Distributor. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Shares, all as set forth in the Funds' 12b-1 Plan. Ongoing servicing and/or maintenance of the accounts of shareholders may include updating and mailing prospectuses and shareholder reports, responding to inquiries regarding shareholder accounts and acting as agent or intermediary between shareholders and the Funds or their service providers. The Distributor may delegate some or all of these functions to Service Organizations. See "Purchases Through Intermediaries" below.

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The Plan obligates the Funds, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Shares the fee agreed to under the Distribution Agreement. Payments under the Plan are not tied exclusively to expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.

Purchases Through Intermediaries. Shares of the Funds may also be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Shares are purchased directly from the Company. Therefore, you should contact the Service Organization acting on your behalf concerning the fees (if any) charged in connection with a purchase or redemption of Shares and should read this Prospectus in light of the terms governing your accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company or its agent and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Company's pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order if the order is actually received by the Company in good order not later than the next business morning. If a purchase order is not received by the Fund in good order, the Transfer Agent will contact the financial intermediary to determine the status of the purchase order. Orders received by the Company in good order will be priced at the appropriate Fund's NAV next computed after they are deemed to have been received by the Service Organization or its authorized designee.

For administration, subaccounting, transfer agency and/or other services, Robeco, the Distributor or their affiliates may pay Service Organizations and certain recordkeeping organizations a fee (the "Service Fee") relating to the average annual NAV of accounts with the Company maintained by such Service Organizations or recordkeepers. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

General. You may also purchase Shares of each Fund at the NAV per share next calculated after your order is received by the Transfer Agent in good order as described below. The Funds' NAVs are calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. After an initial purchase is made, the Transfer Agent will set up an account for you on the Company records. The minimum initial investment in any Fund is $2,500 and the minimum additional investment is $100. The minimum initial and subsequent investment requirements may be reduced or waived from time to time. For purposes of meeting the minimum initial purchase, purchases by clients which are part of endowments, foundations or other related groups may be combined. You can only purchase Shares of each Fund on days the NYSE is open and through the means described below. Shares may be purchased by principals and employees of the Adviser and its subsidiaries and by their spouses and children either directly or through any trust that has the principal, employee, spouse or child as the primary beneficiaries, their individual retirement accounts, or any pension and profit-sharing plan of the Adviser and its subsidiaries without being subject to the minimum investment limitations.

Initial Investment By Mail. An account may be opened by completing and signing the application included with this Prospectus and mailing it to the Transfer Agent at the address noted below, together with a check ($2,500 minimum) payable to the Fund in which you would like to invest. Third party checks will not be accepted.

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Regular Mail:	Overnight Mail:
[name of Robeco Fund] c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9816 Providence, RI 02940	[name of Robeco Fund] c/o BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581

The name of the Fund to be purchased should be designated on the application and should appear on the check. Payment for the purchase of Shares received by mail will be credited to a shareholder's account at the NAV per share of the Fund next determined after receipt of payment in good order.

Initial Investment By Wire. Shares of each Fund may be purchased by wiring federal funds. A completed application must be forwarded to the Transfer Agent at the address noted above under "Initial Investment by Mail" in advance of the wire. For each Fund, notification must be given to the Transfer Agent at (888) 261-4073 prior to 4:00 p.m., Eastern time, on the wire date. (Prior notification must also be received from investors with existing accounts.) Request account information and routing instructions by calling the Transfer Agent at (888) 261-4073.

Federal funds wire purchases will be accepted only on days when the NYSE is open for business.

Additional Investments. Additional investments may be made at any time (minimum additional investment $100) by purchasing Shares of any Fund at the NAV per Share of the Fund by mailing a check to the Transfer Agent at the address noted under "Initial Investment by Mail" (payable to Robeco [name of Fund]) or by wiring monies as outlined under "Initial Investment by Wire." For each Fund, notification must be given to the Transfer Agent at (888) 261-4073 prior to 4:00 p.m., Eastern time, on the wire date. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected. This may take up to 15 calendar days from the date of purchase.

Automatic Investment Plan. Additional investments in Shares of the Funds may be made automatically by authorizing the Transfer Agent to withdraw funds from your bank account through an Automatic Investment Plan ($100 minimum). Investors desiring to participate in an Automatic Investment Plan should call the Transfer Agent at (888) 261-4073.

Retirement Plans. Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs. For further information as to applications and annual fees, contact the Transfer Agent at (888) 261- 4073. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with a tax advisor.

Purchases in Kind. In certain circumstances, Shares of the Funds may be purchased "in kind" (i.e. in exchange for securities, rather than cash). The securities rendered in connection with an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable in accordance with the Company's valuation procedures. Securities accepted by the Funds will be valued, as set forth in this Prospectus, as of the time of the next determination of net asset value after such acceptance. Fund Shares that are issued to the investor in exchange for the securities will be determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the receiving Fund and must be delivered to the Fund by the investor upon receipt from the issuer. A Fund will not accept securities in exchange for its Shares unless such securities are, at the time of the exchange, eligible to be held by the Fund and satisfy such other conditions as may be imposed by Robeco or the Company. Purchases in-kind may result in the recognition of gain or loss for federal income tax purposes on the securities transferred to the receiving Fund.

Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the offering of Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Funds. Subject to Board of Directors' discretion, Robeco will monitor each Fund's total assets and may decide to close any of the Funds at any time to new investments or to new accounts due to concerns that a significant increase in the size of a Fund may adversely affect the implementation of the Fund's strategy. Subject to Board of Directors' discretion, Robeco may also choose to reopen a closed Fund to new

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investments at any time, and may subsequently close such Fund again should concerns regarding the Fund's size recur. If a Fund closes to new investments, generally the closed Fund would be offered only to certain existing shareholders of the Fund and certain other persons, who are generally subject to cumulative, maximum purchase amounts, as follows:

a.  Persons who already hold Shares of the closed Fund directly or through accounts maintained by financial intermediaries by arrangement with the Company;

b.  Existing and future clients of registered investment advisers and planners whose clients already hold Shares of the closed Fund on transaction fee and non-transaction fee platforms;

c.  Employees of Robeco and their spouses, parents and children;

d.  Directors of the Company; and

e.  Defined contribution retirement plans of private employers and governed by ERISA or of state and local governments.

Other persons who are shareholders of other Robeco Funds are not permitted to acquire Shares of the closed Fund by exchange. Distributions to all shareholders of the closed Fund will continue to be reinvested unless a shareholder elects otherwise. Robeco, subject to the Board of Directors' discretion, reserves the right to implement other purchase limitations at the time of closing, including limitations on current shareholders.

Purchases of the Funds' Shares will be made in full and fractional shares of the Fund calculated to three decimal places.

The Company's officers are authorized to waive the minimum initial and subsequent investment requirements.

Effective July 26, 2010, the Robeco Boston Partners Long/Short Equity Fund was closed except to existing shareholders and certain other persons, as described above. Robeco reserves the right to reopen the Robeco Boston Partners Long/Short Equity Fund to new investments from time to time should the assets of the Fund decline by more than 5% from the date of the last closing of the Fund. If Robeco reopens the Robeco Boston Partners Long/Short Equity Fund pursuant to this paragraph, Robeco has discretion to close the Fund thereafter should the assets of the Fund increase by more than 5% from the date of the last reopening of the Fund.

Good Order. A purchase request is considered to be in good order when all necessary information is provided and all required documents are properly completed, signed and delivered. Purchase requests not in good order may be rejected.

Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's Shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's Shares when an investor's identity cannot be verified.

Redemption of Fund Shares

Normally, your investment professional will send your request to redeem Shares to the Transfer Agent. Consult your investment professional for more information. You can redeem some or all of your Fund Shares directly through the Fund only if the account is registered in your name. All IRA shareholders must complete an IRA withdrawal form to redeem shares from their IRA account.

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You may redeem Shares of the Funds at the next NAV calculated after a redemption request is received by the Transfer Agent in good order. The Funds' NAVs are calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. You can only redeem Shares on days the NYSE is open and through the means described below.

You may redeem Shares of each Fund by mail, or, if you are authorized, by telephone (excluding retirement accounts). The value of Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by a Fund. There is generally no charge for a redemption. However, with the exception of defined contribution plans and certain clients of financial intermediaries who systematically trade in and out of the Fund based on model portfolio allocations, if a shareholder of the Robeco Boston Partners Long/Short Equity Fund redeems Shares held for less than one year, a transaction fee of 2% of the NAV of the Shares redeemed at the time of redemption will be charged. In addition, with the exception of defined contribution plans and certain clients of financial intermediaries who systematically trade in and out of a Fund based on model portfolio allocations, if a shareholder of the Robeco WPG Small/Micro Cap Value Fund, the Robeco Boston Partners Small Cap Value Fund II, the Robeco Boston Partners Long/Short Research Fund, Robeco Boston Partners Global Equity Fund or Robeco Boston Partners International Equity Fund redeems Shares held for less than 60 days, a transaction fee of 2%, 1%, 1%, 1% or 1%, respectively, of the NAV of the Shares redeemed at the time of redemption will be charged. For purposes of this redemption feature, Shares purchased first will be considered to be Shares first redeemed. (See "Transaction Fees on Certain Redemptions" below).

Redemption By Mail. Your redemption requests should be addressed to [name of Fund], c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9816, Providence, RI 02940; for overnight delivery, requests should be addressed to [name of Fund], c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581 and must include:

a.  Name of the Fund;

b.  Account number;

c.  Your share certificates, if any, properly endorsed or with proper powers of attorney;

d.  A letter of instruction specifying the number of Shares or dollar amount to be redeemed, signed by all registered owners of the Shares in the exact names in which they are registered;

e.  Medallion signature guarantees are required when (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s) or (ii) the redemption request is for $50,000 or more. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a Medallion Program recognized by the Securities Transfer Association. The three recognized Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and

f.  Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Redemption By Telephone. In order to request a telephone redemption, you must have returned your account application containing a telephone election. To add a telephone redemption option to an existing account, contact the Transfer Agent by calling (888) 261-4073. Please note that IRA accounts are not eligible for telephone redemption.

Once you are authorized to utilize the telephone redemption option, a redemption of Shares may be requested by calling the Transfer Agent at (888) 261-4073 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. A wire charge of $7.50 is assessed and charged to the shareholder. If the telephone redemption option or the telephone exchange option is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a

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shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and shareholders, not the Company or the Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Company or the Transfer Agent to be genuine. The Company and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if the Company and Transfer Agent do not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Company and the Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

Systematic Withdrawal Plan. If your account has a value of at least $10,000, you may establish a Systematic Withdrawal Plan and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to the Transfer Agent at P.O. Box 9816, Providence, RI 02940. Each withdrawal redemption will be processed on or about the 25th of the month and mailed as soon as possible thereafter. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $100. (This is merely the minimum amount allowed and should not be mistaken for a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at NAV. To provide funds for payment, Shares will be redeemed in such amounts as are necessary at the redemption price. The systematic withdrawal of Shares may reduce or possibly exhaust the Shares in your account, particularly in the event of a market decline. As with other redemptions, a systematic withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

You will ordinarily not be allowed to make additional investments of less than the aggregate annual withdrawals under the Systematic Withdrawal Plan during the time you have the plan in effect and, while a Systematic Withdrawal Plan is in effect, you may not make periodic investments under the Automatic Investment Plan. You will receive a confirmation of each transaction and the Share and cash balance remaining in your plan. The plan may be terminated on written notice by the shareholder or by a Fund and will terminate automatically if all Shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. You may change the amount and schedule of withdrawal payments or suspend such payments by giving written notice to the Transfer Agent at least ten Business Days prior to the end of the month preceding a scheduled payment.

Transaction Fees on Certain Redemptions

The following Funds require the payment of a transaction fee equal to a percentage of the NAV of the Shares redeemed that are held for less than the indicated period of time in the chart below.

Fund	Fee	Shares held less than:
Robeco Boston Partners Small Cap Value Fund II	1.00%	60 Days
Robeco Boston Partners Long/Short Equity Fund	2.00%	1 Year
Robeco Boston Partners Long/Short Research Fund	1.00%	60 Days
Robeco Boston Partners Global Equity Fund	1.00%	60 Days
Robeco Boston Partners International Equity Fund	1.00%	60 Days

This additional transaction fee is paid to each Fund, NOT to the Adviser, Distributor or Transfer Agent. It is NOT a sales charge or a contingent deferred sales charge. The fee does not apply to: (i) defined contribution plans, (ii) redeemed Shares that were purchased through reinvested dividends or capital gain distributions, or (iii) redemptions of Shares by certain clients of financial intermediaries who systematically trade in and out of the Fund based on model portfolio allocations. The additional transaction fee is intended to limit short-term trading in each Fund or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. These costs include: (i) brokerage costs; (ii) market impact costs — i.e., the decrease in market prices which may result when a Fund sells certain securities in order to raise cash to meet the redemption request; (iii) the realization of capital gains by the other shareholders in each Fund; and (iv) the effect of the "bid-ask" spread in the over-the-counter market. The transaction fee represents each Fund's estimate of the brokerage

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and other transaction costs which may be incurred by each Fund in disposing of stocks in which each Fund may invest. Without the additional transaction fee, each Fund would generally be selling its shares at a price less than the cost to each Fund of acquiring the portfolio securities necessary to maintain its investment characteristics, resulting in reduced investment performance for all shareholders in the Funds. With the additional transaction fee, the transaction costs of selling additional stocks are not borne by all existing shareholders, but the source of funds for these costs is the transaction fee paid by those investors making redemptions of the Funds. The Funds reserve the right, at their discretion, to waive, modify or terminate the additional transaction fee. Each Fund will use the first-in, first-out method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of Shares held in your account. The short-term redemption fee will be assessed on the net asset value of those Shares calculated at the time the redemption is effected.

Shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents, administrators and insurance companies. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Shares by the investors are netted against one another. Although the Funds and their service providers may, in certain circumstances, request access to information about individual shareholder transactions made through such omnibus arrangements, the identities of individual investors whose purchase and redemption orders are aggregated are not generally known by the Funds. If a financial intermediary fails to enforce the Funds' market timing policies or redemption fee, the Funds may take certain actions, including terminating the relationship.

Involuntary Redemption. The Funds reserve the right to redeem a shareholder's account in any Fund at any time the value of the account in such Fund falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account in a Fund is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed. The transaction fee applicable to the Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners Long/Short Equity Fund, Robeco Boston Partners Long/Short Research Fund, Robeco Boston Partners Global Equity Fund and the Robeco Boston Partners International Equity Fund will not be charged when Shares are involuntarily redeemed.

The Funds may assert the right to redeem your shares at current NAV at any time and without prior notice if and to the extent that such redemption is necessary to reimburse a Fund for any loss sustained by reason of your failure to make full payment for shares of a Fund you previously purchased or subscribed for.

Other Redemption Information. Redemption proceeds for Shares of the Funds recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the SEC.

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Funds to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by a Fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions. If a shareholder receives redemption proceeds in-kind, the shareholder will bear the market risk of the securities received in the redemption until their disposition and should expect to incur transaction costs upon the disposition of the securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that a Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of a Fund.

Good Order. A redemption request is considered to be in good order when all necessary information is provided and all required documents are properly completed, signed and delivered. Redemption requests not in good order may be delayed.

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Exchange Privilege

The exchange privilege is available to shareholders residing in any state in which the Shares being acquired may be legally sold. A shareholder may exchange Investor Class Shares of any Robeco Investment Fund for Investor Class Shares of another Robeco Investment Fund, up to six (6) times per year (one exchange per calendar month). Such an exchange will be effected at the NAV of the exchanged Investor Class Shares and the NAV of the Investor Class Shares to be acquired next determined after BNY Mellon's receipt of a request for an exchange. An exchange of the Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners Long/Short Research Fund, Robeco Boston Partners Long/Short Equity Fund Shares, Robeco Boston Partners Global Equity Fund and Robeco Boston Partners International Equity Fund held for less than sixty days, one year, sixty days, respectively, (with the exception of Shares purchased through dividend reinvestment or the reinvestment of capital gains) will be subject to a transaction fee of 1.00% with respect to the Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners Long/Short Research Fund, Robeco Boston Partners Global Equity Fund and Robeco Boston Partners International Equity Fund and 2.00% with respect to the Robeco Boston Partners Long/Short Equity Fund. A shareholder may make an exchange by sending a written request to the Transfer Agent or, if authorized, by telephone (see "Redemption by Telephone" above). Defined contribution plans are not subject to the above exchange limitations, including any applicable redemption fee.

If the exchanging shareholder does not currently own Investor Class Shares of the Fund, a new account will be established with the same registration, dividend and capital gain options as the account from which Shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed. See "Redemption by Mail" for information on signature guarantees. The exchange privilege may be modified or terminated at any time, or from time to time, by the Funds, upon 60 days' written notice to shareholders.

If a shareholder wants to exchange shares into a new account in a Fund, the dollar value of the Shares acquired must equal or exceed the Fund's minimum investment requirement for a new account. If a shareholder wants to exchange shares into an existing account, the dollar value of the shares must equal or exceed the Fund's minimum investment requirement for additional investments. If an amount remains in the Fund from which the exchange is being made that is below the minimum account value required, the account will be subject to involuntary redemption.

The Funds' exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege, which may potentially disrupt the management of the Funds and increase transaction costs, the Funds have established a policy of limiting excessive exchange activity. Shareholders are entitled to six (6) exchange redemptions (one exchange per calendar month) from each Fund during any twelve-month period. Notwithstanding these limitations, the Funds reserve the right to reject any purchase request (including exchange purchases from other Robeco Investment Funds) that is deemed to be disruptive to efficient portfolio management.

Under Internal Revenue Code section 1036, an exchange of shares of one class for shares of another class constitutes a nontaxable exchange for federal income tax purposes, and your basis and holding period for your existing shares will carry over to your new shares. The Funds intend to report the exchange as an entirely nontaxable transaction. It is possible, however, for you to recognize dividend income as a result of the exchange due to differences in the expense ratios between the two classes, but the amount of any such income would not exceed the value of any additional shares that you receive in the transaction.

Dividends and Distributions

Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Fund unless a shareholder elects otherwise.

The Funds will declare and pay dividends from net investment income annually. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Funds at least annually. The estimated

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amount of any annual distribution will be posted to Robeco's website at www.robecoinvest.com or a free copy may be obtained by calling (888) 261-4073.

The Funds may pay additional distributions and dividends at other times if necessary for the Fund to avoid U.S. federal tax. The Funds' distributions and dividends, whether received in cash or reinvested in additional Fund Shares, are subject to U.S. federal income tax.

More Information About Taxes

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Federal Taxes of Distributions. Each Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as otherwise discussed below, you will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income except as discussed below.

Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Fund shares. For taxable years beginning after December 31, 2012, the maximum long-term capital gain rate applicable to individuals, estates, and trusts is 20%. You will be notified annually of the tax status of distributions to you.

Distributions of "qualifying dividends" will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund's ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of a Fund's distributions that qualify for this favorable treatment may be reduced as a result of the Fund's securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or "non-qualified" foreign corporations.

Distributions from a Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

It is expected that the Robeco Boston Partners Global Equity Fund and the Robeco Boston Partners International Equity Fund will each be subject to foreign withholding or other foreign income taxes with respect to dividends or interest received from (and, in some cases, gains recognized on shares of stock of) non-U.S. companies. These Funds may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (1) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit, subject to applicable limitations, or (2) to take that amount as an itemized deduction.

A portion of distributions paid by a Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations.

57

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

Sales and Exchanges. You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them. (To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.)

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

Medicare Tax on Investment Income. For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from sales, exchanges or redemptions of Fund shares) of individuals, estates and trusts to the extent "modified gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Backup Withholding. The Funds may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." The current withholding rate is 28%.

U.S. Tax Treatment of Foreign shareholders. Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of regulated investment companies such as the Funds, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Funds' net capital gains (the excess of net long-term capital gains over net short-term capital loss) and, for taxable years of the Funds beginning before January 1, 2014, dividends attributable to the Funds' interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Funds.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale, exchange or redemption of shares in the Funds.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in a Fund is effectively connected with that trade or business, or a foreign individual investor is present in the United States for 183 days or more in a calendar year, then the foreign investor's income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

Beginning January 1, 2014, the Funds will be required to withhold 30% tax on certain payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.

58

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Funds.

State and Local Taxes. You may also be subject to state and local taxes on income and gain from Fund shares. State income taxes may not apply, however, to the portions of a Fund's distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

More information about taxes is contained in the SAI.

Multi-Class Structure

Each Fund also offers Institutional Class Shares, which are offered directly to institutional investors without distribution fees in a separate prospectus. Shares of each class of a Fund represent equal pro rata interests in the Fund and accrue dividends and calculate NAV and performance quotations in the same manner. The performance of each class is quoted separately due to different actual expenses. The total return on Investor Class Shares of a Fund can be expected to differ from the total return on Institutional Class Shares of the same Fund. Information concerning other classes of the Funds can be requested by calling the Funds at (888) 261-4073.

59

Appendix A

Prior Performance of Similarly Advised Account of the Robeco Boston Partners Long/Short Research Fund

Robeco has experience in managing a private fund with substantially similar investment objectives, policies and strategies as the Robeco Boston Partners Long/Short Research Fund. The table on the following page is provided to illustrate the past performance of Robeco in managing the private fund and does not represent the performance of the Fund. Investors should not consider this performance information as a substitute for the performance of the Fund, nor should investors consider this information as an indication of the future performance of the Fund or of Robeco. The performance information has been adjusted to show the performance of the private fund net of the Fund's annual fund operating expenses for the fiscal year ended August 31, 2011 (after contractual waivers that were in place through December 31, 2012). The fees and expenses of the Fund are higher than those of the private fund, in part, because the general partner of the private fund waived its right to receive an incentive allocation from each limited partner's capital account, generally equal to 20% of any profits achieved in a fiscal year after recoupment of prior losses. The Fund's results in the future also may be different because the private fund is not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds under applicable U.S. securities and tax laws that, if applicable, could have adversely affected the performance of the private fund. In addition, the securities held by the Fund will not be identical to the securities held by the private fund.

The performance of the private fund is also compared to the performance of an appropriate broad-based securities benchmark index. This index is unmanaged and is not subject to fees and expenses typically associated with managed funds, including the Fund. Investors cannot invest directly in the Index. The performance information is accompanied by additional disclosures, which are an integral part of the information.

Monthly Returns (since inception April 1, 2002)1,2,3,4

PRO FORMA NET OF FEES

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	FY (ended December 31)
2010	(1.05)%	2.15%	2.65%	0.14%	(3.73)%	(3.48)%	3.99%	(3.73)%	5.93%
2009	(0.48)%	(5.52)%	3.53%	6.02%	3.65%	2.10%	2.14%	2.76%	(0.30)%	(0.78)%	2.78%	1.33%	18.11%
2008	1.23%	0.67%	(4.37)%	2.00%	2.76%	(3.27)%	0.96%	1.87%	(3.12)%	(4.70)%	(5.21)%	2.77%	(8.61)%
2007	0.96%	0.71%	0.59%	2.67%	1.27%	(0.71)%	(2.33)%	0.85%	2.35%	(0.76)%	0.76%	(0.64)%	5.75%
2006	1.80%	(1.21)%	0.15%	0.65%	(0.60)%	0.21%	0.58%	0.13%	0.16%	(0.09)%	0.28%	1.20%	3.28%
2005	(0.71)%	1.20%	0.30%	(0.65)%	(0.52)%	0.91%	2.39%	2.34%	2.27%	0.74%	0.37%	0.64%	9.60%
2004	0.43%	1.27%	2.37%	(1.16)%	(0.03)%	3.23%	0.96%	0.17%	1.39%	0.60%	5.46%	2.07%	17.92%
2003	0.27%	(3.57)%	0.03%	(1.73)%	(1.57)%	(0.08)%	0.09%	(1.37)%	(1.00)%	(0.13)%	0.63%	0.17%	(8.03)%
2002				0.08%	3.60%	(2.38)%	(1.45)%	1.95%	(2.37)%	0.13%	1.36%	1.81%	2.57%

GROSS OF FEES

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	FY (ended December 31)
2010	(0.82)%	2.38%	2.87%	0.36%	(3.51)%	(3.26)%	4.22%	(3.50)%	6.16%
2009	(0.26)%	(5.29)%	3.75%	6.25%	3.88%	2.32%	2.36%	2.99%	(0.08)%	(0.54)%	3.01%	1.56%	21.31%
2008	1.45%	0.90%	(4.15)%	2.22%	2.98%	(3.04)%	1.19%	2.09%	(2.89)%	(4.47)%	(4.99)%	2.99%	(6.08)%
2007	1.18%	0.93%	0.81%	2.89%	1.49%	(0.48)%	(2.10)%	1.08%	2.57%	(0.54)%	0.99%	(0.41)%	8.64%
2006	2.03%	(0.99)%	0.38%	0.87%	(0.38)%	0.44%	0.80%	0.36%	0.39%	0.14%	0.51%	1.43%	6.11%
2005	(0.48)%	1.43%	0.52%	(0.43)%	(0.29)%	1.13%	2.61%	2.57%	2.50%	0.96%	0.60%	0.87%	12.59%
2004	0.66%	1.50%	2.60%	(0.93)%	0.19%	3.45%	1.19%	0.40%	1.62%	0.82%	5.69%	2.29%	21.11%
2003	0.49%	(3.34)%	0.25%	(1.51)%	(1.34)%	0.15%	0.31%	(1.14)%	(0.77)%	0.10%	0.85%	0.40%	(5.48)%
2002				0.31%	3.83%	(2.15)%	(1.23)%	2.17%	(2.15)%	0.36%	1.58%	2.03%	4.67%

60

S&P 500 INDEX

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	FY (ended December 31)
2010	(3.60)%	3.10%	6.03%	1.58%	(7.98)%	(5.24)%	7.01%	(4.51)%	8.92%
2009	(8.43)%	(10.65)%	8.76%	9.57%	5.59%	0.20%	7.56%	3.61%	3.73%	(1.86)%	6.00%	1.93%	26.45%
2008	(6.00)%	(3.25)%	(0.43)%	4.87%	1.29%	(8.43)%	(0.84)%	1.45%	(8.91)%	(16.79)%	(7.17)%	1.06%	(36.99)%
2007	1.51%	(1.96)%	1.12%	4.43%	3.49%	(1.66)%	(3.10)%	1.50%	3.74%	1.59%	(4.18)%	(0.69)%	5.50%
2006	2.65%	0.27%	1.24%	1.34%	(2.88)%	0.14%	0.62%	2.38%	2.58%	3.26%	1.90%	1.40%	15.79%
2005	(2.44)%	2.10%	(1.77)%	(1.90)%	3.18%	0.14%	3.72%	(0.91)%	0.81%	(1.67)%	3.78%	0.03%	4.89%
2004	1.84%	1.39%	(1.51)%	(1.57)%	1.37%	1.94%	(3.31)%	0.40%	1.08%	1.53%	4.05%	3.40%	10.87%
2003	(2.62)%	(1.50)%	0.97%	8.24%	5.27%	1.27%	1.76%	1.95%	(1.06)%	5.66%	0.88%	5.24%	28.68%
2002				(6.06)%	(0.74)%	(7.12)%	(7.79)%	0.66%	(10.87)%	8.80%	5.89%	(5.88)%	(22.31)%

CALENDAR YEAR RETURNS1,2,3,4

	2002	2003	2004	2005	2006	2007	2008	2009
Pro Forma Net Of Fees	2.57%	(8.03)%	17.92%	9.60%	3.28%	5.75%	(8.61)%	18.11%
Gross Of Fees	4.67%	(5.48)%	21.11%	12.59%	6.11%	8.64%	(6.08)%	21.31%
S&P 500	(22.31)%	28.68%	10.87%	4.89%	15.79%	5.50%	(36.99)%	26.45%

SUMMARY STATISTICS (periods ended September 30, 2010)1,2,3,4
RETURN

	YTD	1 Year	2 Year	3 Year	5 year	7 Year	Since Inception
Pro Forma Net Of Fees	2.38%	5.81%	5.95%	3.17%	4.20%	6.66%	4.65%
Gross Of Fees	4.48%	8.70%	8.85%	5.99%	7.05%	9.57%	7.51%
S&P 500	3.89%	10.16%	1.26%	(7.16)%	0.63%	4.03%	1.92%

1  Performance was calculated using Global Investment Performance Standards ("GIPS"). This method of calculating performance differs from the SEC's standardized methodology, which may produce different results.

2  Performance is calculated using a net asset value to net asset value methodology which incorporates all trades, prices, accruals and updated security records on trade date basis.

3  Performance is presented gross and net of the Fund's annual fund operating expenses for the fiscal year ended August 31, 2011 (after contractual waivers).

4  The S&P 500® Index is an unmanaged index composed of 500 common stocks, classified in eleven industry sectors, which represent approximately 75% of the U.S. equities market. The S&P 500® Index assigns relative values to the stocks included in the index, weighted according to each stock's total market value relative to the total market value of the other stocks included in the index.

61

Appendix B

Prior Performance of Similarly Advised Accounts of the Robeco Boston Partners Global Equity Fund

Robeco has experience in managing other accounts with substantially similar investment objectives, policies and strategies as the Robeco Boston Partners Global Equity Fund. The table on the following pages is provided to illustrate the past performance of Robeco in managing all such other accounts and does not represent the performance of the Fund. Investors should not consider this performance information as a substitute for the performance of the Fund, nor should investors consider this information as an indication of the future performance of the Fund or of Robeco. The performance information has been adjusted to show the performance of the other accounts net of the Fund's annual operating expenses (after contractual waivers that will be in place until December 31, 2013). The other accounts' fees and expenses are lower than those of the Fund. The Fund's results in the future also may be different because the other accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds under applicable U.S. securities and tax laws that, if applicable, could have adversely affected the performance of the other accounts. In addition, the securities held by the Fund will not be identical to the securities held by the other accounts.

The performance of the other accounts is also compared to the performance of an appropriate broad-based securities benchmark index. This index is unmanaged and is not subject to fees and expenses typically associated with managed funds, including the Fund. Investors cannot invest directly in the Index. The performance information is accompanied by additional disclosures, which are an integral part of the information.

Monthly Returns (since July 31, 2008)1,2,3,4,5

COMPOSITE — PRO FORMA NET OF FEES

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	FY (ended December 31)
2011	1.88%	3.41%	0.81%	4.54%	(1.87)%	(1.18)%	(1.13)%	(7.75)%	(8.69)%	11.34%	(2.38)%
2010	(3.86)%	0.39%	5.92%	0.26%	(9.75)%	(4.59)%	7.64%	(3.71)%	10.08%	4.60%	(2.55)%	8.77%	11.65%
2009	(8.72)%	(9.49)%	5.18%	11.72%	8.44%	0.03%	7.41%	5.32%	4.33%	(1.12)%	2.85%	2.08%	29.03%
2008							(2.37)%	(0.56)%	(9.56)%	(19.22)%	(6.17)%	3.16%

COMPOSITE — GROSS OF FEES

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	FY (ended December 31)
2011	2.01%	3.54%	0.94%	4.67%	(1.74)%	(1.05)%	(1.00)%	(7.62)%	(8.56)%	11.47%	(2.25)%
2010	(3.73)%	0.52%	6.05%	0.39%	(9.62)%	(4.46)%	7.77%	(3.58)%	10.21%	4.73%	(2.42)%	8.90%	13.38%
2009	(8.59)%	(9.36)%	5.31%	11.85%	8.57%	0.16%	7.54%	5.45%	4.46%	(1.00)%	2.98%	2.21%	30.01%
2008							(2.24)%	(0.43)%	(9.43)%	(19.09)%	(6.04)%	3.29%

MSCI® WORLD INDEX

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	FY (ended December 31)
2011	2.28%	3.55%	(0.94)%	4.31%	(1.97)%	(1.54)%	(1.79)%	(7.00)%	(8.60)%	10.37%	(2.38)%
2010	(4.11)%	1.45%	6.25%	0.07%	(9.48)%	(3.39)%	8.13%	(3.69)%	9.36%	3.75%	(2.11)%	7.39%	12.34%
2009	(8.73)%	(10.17)%	7.60%	11.32%	9.19%	(0.41)%	8.50%	4.17%	4.02%	(1.76)%	4.14%	1.83%	30.79%
2008							(2.42)%	(1.36)%	(11.85)%	(18.93)%	(6.40)%	3.26%
62

SUMMARY STATISTICS (periods ended November 30, 2011)1,2,3,4,5
RETURN

	YTD	1 Year	2 Years	3 Years	Since July 1, 2008
Pro Forma Net Of Fees	(2.55)%	5.99%	5.39%	13.14%	(1.07)%
Gross Of Fees	(1.15)%	7.64%	7.03%	14.89%	0.48%
MSCI¨ World Index	(5.00)%	2.02%	4.25%	12.96%	(2.17)%

1  Performance was calculated using Global Investment Performance Standards ("GIPS"). This method of calculating performance differs from the SEC's standardized methodology, which may produce different results.

2  Performance is calculated using a net asset value to net asset value methodology which incorporates all trades, prices, accruals and updated security records on trade date basis.

3  Performance is presented gross and net of the Fund's annual fund operating expenses (after contractual waivers that will be in place until December 31, 2013).

4  The MSCI® World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

5  Although the other accounts commenced operations on January 1, 2007 or April 17, 1998, the other accounts only began investing in accordance with their current investment strategies on July 1, 2008. The performance shown represents performance since the other accounts began investing in accordance with their current investment strategies.

63

Appendix C

Prior Performance of Similarly Advised Account of the Robeco Boston Partners International Equity Fund

Robeco has experience in managing a private account with substantially similar investment objectives, policies and strategies as the Robeco Boston Partners International Equity Fund. The table on the following pages is provided to illustrate the past performance of Robeco in managing the private account and does not represent the performance of the Fund. Investors should not consider this performance information as a substitute for the performance of the Fund, nor should investors consider this information as an indication of the future performance of the Fund or of Robeco. The performance information has been adjusted to show the performance of the private account net of the Fund's annual fund operating expenses (after contractual waivers that will be in place until December 31, 2013). The private fund's fees and expenses are lower than those of the Fund. The Fund's results in the future also may be different because the private fund is not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds under applicable U.S. securities and tax laws that, if applicable, could have adversely affected the performance of the private fund. In addition, the securities held by the Fund will not be identical to the securities held by the private fund.

The performance of the private fund is also compared to the performance of an appropriate broad-based securities benchmark index. This index is unmanaged and is not subject to fees and expenses typically associated with managed funds, including the Fund. Investors cannot invest directly in the Index. The performance information is accompanied by additional disclosures, which are an integral part of the information.

Monthly Returns (since July 31, 2008)1,2,3,4,5

PRO FORMA NET OF FEES

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	FY (ended December 31)
2011	1.39%	2.13%	0.27%	5.86%	(2.68)%	(0.55)%	0.02%	(7.56)%	(8.65)%	8.69%	(4.64)%
2010	(3.83)%	(2.26)%	5.28%	(0.10)%	(11.55)%	(0.97)%	8.41%	(3.62)%	10.46%	4.28%	(4.49)%	9.43%	8.94%
2009	(10.49)%	(9.37)%	2.89%	14.58%	9.31%	(1.85)%	8.58%	6.53%	5.28%	(2.11)%	1.42%	1.54%	25.94%
2008							(2.83)%	(2.33)%	(12.81)%	(21.92)%	(5.87)%	3.53%

GROSS OF FEES

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	FY (ended December 31)
2011	1.51%			2.26%	0.40%	5.99%	(2.55)%	(0.42)%	0.15%	(7.43)%	(8.52)%	8.82%	(4.51)%
2010	(3.70)%	(2.13)%	5.41%	0.03%	(11.42)%	(0.84)%	8.54%	(3.49)%	10.59%	4.41%	(4.36)%	9.56%	10.63%
2009	(10.36)%	(9.24)%	3.02%	14.71%	9.43%	(1.72)%	8.71%	6.66%	5.41%	(1.98)%	1.55%	1.66%	27.87%
2008								(2.71)%	(2.20)%	(12.69)%	(21.79)%	(5.74)%	3.66%

MSCI® EAFE INDEX

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	FY (ended December 31)
2011	2.37%	3.32%	(2.20)%	6.08%	(2.81)%	(1.23)%	(1.57)%	(9.02)%	(9.50)%	9.65%	(4.83)%
2010	(4.40)%	(0.68)%	6.31%	(1.73)%	(11.37)%	(0.97)%	9.49%	(3.09)%	9.82%	3.62%	(4.79)%	8.11%	8.21%
2009	(9.80)%	(10.23)%	6.39%	12.96%	12.01%	(0.54)%	9.14%	5.45%	3.85%	(1.24)%	2.03%	1.45%	32.46%
2008							(3.20)%	(4.03)%	(14.42)%	(20.17)%	(5.36)%	6.02%

64

SUMMARY STATISTICS (periods ended November 30, 2011)1,2,3,4,5
RETURN

	YTD	1 Year	2 Years	3 Years	Since July 1, 2008
Pro Forma Net Of Fees	(6.87)%	1.92%	1.49%	9.77%	(6.17)%
Gross Of Fees	(5.53)%	3.51%	3.08%	11.48%	(4.69)%
MSCI¨ EAFE Index	(10.90)%	(3.68)%	(1.10)%	10.63%	(5.87)%

1  Performance was calculated using Global Investment Performance Standards ("GIPS"). This method of calculating performance differs from the SEC's standardized methodology, which may produce different results.

2  Performance is calculated using a net asset value to net asset value methodology which incorporates all trades, prices, accruals and updated security records on trade date basis.

3  Performance is presented gross and net of the Fund's annual fund operating expenses (after contractual waivers that will be in place until December 31, 2013).

4  The MSCI® EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada.

5  Although the private fund commenced operations on January 1, 2007, the private fund only began investing in accordance with its current investment strategies on July 1, 2008. The performance shown represents performance since the private fund began investing in accordance with its current investment strategies.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS' SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

65

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. The information has been derived from the Fund's financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report for the fiscal year ended August 31, 2012 and is available free of charge upon request (see back cover for ordering instructions).

	Robeco Boston Partners Small Cap Value Fund II
	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011		For the Year Ended August 31, 2010	For the Year Ended August 31, 2009	For the Year Ended August 31, 2008
	Investor Class
Per Share Operating Performance
Net asset value, beginning of period	$12.44	$10.62		$10.11	$11.43	$21.02
Net investment income/(loss)*	0.02	(—	)(3)	0.03	0.07	0.03
Net realized and unrealized gain/(loss) on investments	2.30	1.84		0.50	(1.20)	(1.92)
Total from investment operations	2.32	1.84		0.53	(1.13)	(1.89)
Dividends and distributions to shareholders from:
Net investment income	(0.02)	(0.02)		(0.02)	(0.11)	—
Net realized gains	—	—		—	(0.05)	(7.70)
Return of Capital	—	—		—	(0.03)	—
Total distributions	(0.02)	(0.02)		(0.02)	(0.19)	(7.70)
Redemption fees	— (3)	—	(3)	— (3)	— (3)	—
Net asset value, end of period	$14.74	$12.44		$10.62	$10.11	$11.43
Total investment return (1)(2)	18.67%	17.28%		5.26%	(9.20)%	(10.40)%
Ratios/Supplemental Data
Net assets, end of period (000)	$66,689	$70,490		$61,260	$43,408	$65,370
Ratio of expenses to average net assets with waivers and reimbursements	1.55%	1.55%		1.55%	1.55%	1.64%
Ratio of expenses to average net assets without waivers and reimbursements	1.61%	1.62%		1.63%	2.00%	1.79%
Ratio of net investment income/(loss) to average net assets with waivers and reimbursements	0.12%	(0.03)%		0.25%	0.90%	0.19%
Portfolio turnover rate	32%	38%		43%%	66%%	54%

*  Calculated based on average shares outstanding, unless otherwise noted.

(1)  Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.

(2)  Redemption fees, if any, are reflected in total return calculations.

(3)  Amount is less than $0.01 per share.

66

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. The information has been derived from the Fund's financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report for the fiscal year ended August 31, 2012 and is available free of charge upon request (see back cover for ordering instructions).

	Robeco Boston Partners All-Cap Value Fund
	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009	For the Year Ended August 31, 2008
	Investor Class
Per Share Operating Performance
Net asset value, beginning of period	$14.28	$12.79	$12.52	$13.56	$16.41
Net investment income*	0.16	0.11	0.07	0.16	0.16
Net realized and unrealized gain/(loss) on investments	2.03	1.63	0.31	(1.03)	(1.51)
Total from investment operations	2.19	1.74	0.38	(0.87)	(1.35)
Dividends and distributions to shareholders from:
Net investment income	(0.08)	(0.06)	(0.11)	(0.08)	(0.11)
Net realized gains	(0.89)	(0.19)	—	(0.09)	(1.39)
Total distributions	(0.97)	(0.25)	(0.11)	(0.17)	(1.50)
Redemption fees	—	—	—	—	—
Net asset value, end of period	$15.50	$14.28	$12.79	$12.52	$13.56
Total investment return (1)(2)	16.44%	13.55%	3.01%	(6.15)%	(8.82)%
Ratios/Supplemental Data
Net assets, end of period (000)	$25,189	$26,436	$13,016	$5,187	$3,164
Ratio of expenses to average net assets with waivers and reimbursements	0.95%	0.95%	1.03%	1.20%	1.20%
Ratio of expenses to average net assets without waivers and expense reimbursements	1.28%	1.28%	1.39%	1.75%	1.95%
Ratio of net investment income to average net assets with waivers and reimbursements	1.13%	0.75%	0.55%	1.51%	1.10%
Portfolio turnover rate	33%	47%	48%	55%	44%

*  Calculated based on average shares outstanding, unless otherwise noted.

(1)  Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.

(2)  Redemption fees, if any, are reflected in total return calculations.

67

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. The information has been derived from the Fund's financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report for the fiscal year ended August 31, 2012 and is available free of charge upon request (see back cover for ordering instructions).

	Robeco Boston Partners Long/Short Equity Fund
	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009	For the Year Ended August 31, 2008
	Investor Class
Per Share Operating Performance
Net asset value, beginning of period	$19.08	$16.80	$15.31	$15.17	$16.97
Net investment loss*	(0.56)	(0.50)	(0.40)	(0.25)	(0.39)
Net realized and unrealized gain on investments	3.01	4.39	1.84	2.87	0.49
Total from investment operations	2.45	3.89	1.44	2.62	0.10
Dividends and distributions to shareholders from:
Net realized gains	(2.03)	(1.62)	—	(2.48)	(1.90)
Total distributions	(2.03)	(1.62)	—	(2.48)	(1.90)
Redemption fees	0.01	0.01	0.05	— (3)	— (3)
Net asset value, end of period	$19.51	$19.08	$16.80	$15.31	$15.17
Total investment return (1)(2)	13.90%	23.37%	9.73%	29.63%	0.88%
Ratios/Supplemental Data
Net assets, end of period (000)	$170,834	$128,184	$82,088	$30,980	$7,728
Ratio of expenses to average net assets with waivers and reimbursements	4.54%	3.95%	3.65%	3.55%	4.23%
Ratio of expenses to average net assets with waivers and reimbursements (excluding dividend and interest expense)	2.73%	2.72%	2.75%	2.75%	2.75%
Ratio of expenses to average net assets without waivers and reimbursements	4.54%	3.96%	3.70%	4.19%	4.61%
Ratio of net investment loss to average net assets with waivers and reimbursements	(2.93)%	(2.60)%	(2.35)%	(2.09)%	(2.51)%
Portfolio turnover rate	71%	103%	81%	172%	124%

*  Calculated based on average shares outstanding, unless otherwise noted.

(1)  Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.

(2)  Redemption fees, if any, are reflected in total return calculations.

(3)  Amount is less than $0.01 per share.

68

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the period indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report for the fiscal year ended August 31, 2012 and is available at no cost upon request (see back cover for ordering instructions).

	Robeco Boston Partners Long/Short Research Fund
	For the Year Ended August 31, 2012		For the Period November 29, 2010** through August 31, 2011
	Investor Class
Per Share Operating Performance
Net asset value, beginning of period	$10.58		$10.40
Net investment loss*	(0.15)		(0.12)
Net realized and unrealized gain on investments	1.52		0.29
Total from investment operations	1.37		0.17
Distributions to Shareholders from Net Realized Gains	(0.09)		—
Total Distributions	(0.09)		—
Redemption fees	—	(3)	0.01
Net asset value, end of period	$11.86		$10.58
Total investment return (1)(2)	13.06%		1.73%
Ratios/Supplemental Data
Net assets, end of period (000)	$48,296		$20,308
Ratio of expenses to average net assets with waivers and reimbursements	3.00%		2.99	%(4)
Ratio of expenses to average net assets with waivers and reimbursements
(excluding dividend and interest expenses)	1.79%		1.98	%(4)
Ratio of expenses to average net assets without waivers and reimbursements	3.04%		4.08	%(4)
Ratio of net investment loss to average net assets with waivers and reimbursements	(1.31)%		(1.47	)%(4)
Portfolio turnover rate	53	%(5)	61	%(6)

*  Calculated based on average shares outstanding, unless otherwise noted.

**  Inception date.

(1)  Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.

(2)  Redemption fees, if any, are reflected in total return calculations.

(3)  Amount is less than $0.01 per share.

(4)  Annualized.

(5)  Portfolio turnover rate excludes securities received from processing a subscription-in-kind.

(6)  Not Annualized.

69

ROBECO INVESTMENT FUNDS
of
The RBB Fund, Inc.

(888) 261-4073
http://www.robecoinvest.com

For More Information:

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Robeco Investment Funds is available free of charge, upon request, including:

Annual/Semi-Annual Reports

These reports contain additional information about each Fund's investments, describe each Fund's performance, list portfolio holdings, and discuss recent market conditions and economic trends. The annual report includes fund strategies that significantly affected the Funds' performance during their last fiscal year. The annual and semi-annual reports to shareholders may be obtained by visiting http://www.robecoinvest.com.

Statement of Additional Information

An SAI, dated December 31, 2012 , has been filed with the SEC. The SAI, which includes additional information about the Robeco Investment Funds, may be obtained free of charge, along with the annual and semi-annual reports, by calling (888) 261-4073. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus (and is legally part of the prospectus). The SAI is available on the Adviser's website at http://www.robecoinvest.com.

Shareholder Inquiries

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday–Friday. Call: (888) 261-4073 or visit the website of Robeco at http://www.robecoinvest.com.

Purchases and Redemptions

Call (888) 261-4073.

Written Correspondence

Street Address:

Robeco Investment Funds, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581

P.O. Box Address:

Robeco Investment Funds, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9816, Providence, RI 02940

Securities and Exchange Commission

You may also view and copy information about the Company and the Funds, including the SAI, by visiting the SEC's Public Reference Room in Washington, DC or the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-1520. You may obtain information on the operation of the public reference room by calling the SEC at (202) 551-8090.

INVESTMENT COMPANY ACT FILE NO. 811-05518

THE SCHNEIDER
SMALL CAP
VALUE FUND

TICKER: SCMVX

of The RBB Fund, Inc.

PROSPECTUS

December 31, 2012

THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

  December 31, 2012

SUMMARY SECTION	1
Investment Goal	1
Expenses and Fees	1
Risk/Return Information	2
Management of the Fund	4
Purchase and Sale of Fund Shares	4
Tax Information	4
Payments to Broker-Dealers and Other Financial Intermediaries	4
ADDTIONAL INFORMATION ON THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES	5
ADDITIONAL INFORMATION ON THE PRINCIPAL RISKS OF INVESTING IN THE FUND	6
MANAGEMENT OF THE FUND	7
Investment Adviser	7
Portfolio Manager	7
SHAREHOLDER INFORMATION	8
Pricing of Fund Shares	8
Market Timing	8
Purchase of Fund Shares	9
Redemption of Fund Shares	11
Dividends and Distributions	14
Taxes	14
FINANCIAL HIGHLIGHTS	17
FOR MORE INFORMATION	Back Cover

A look at the goals, strategies, risks and financial history of the Fund.

Details about the Fund's service providers.

Policies and instructions for opening, maintaining and closing an account in the Fund.

SUMMARY SECTION

Investment Goal

The Schneider Small Cap Value Fund (the "Fund") seeks long-term capital growth by investing primarily in common stocks of companies that have capitalizations that are less than the largest company in the Russell 2000® Index ("small cap companies") and which Schneider Capital Management Company (the "Adviser") believes are undervalued. There can be no guarantee that the Fund will achieve its investment objective.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Dales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed on shares held for less than one year, if applicable)	1.75%
Exchange Fee	None
Annual Fund Operating Expenses (expenses that that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses	0.52%
Total Annual Fund Operating Expenses	1.52%
Less Fee Waivers and Expense Reimbursements[1]	(0.37)%
Net Expenses	1.15%

1  The Adviser has contractually agreed to waive management fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding certain items discussed below) exceed 1.15%. In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total Annual Fund Operating Expenses to exceed 1.15%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes. This contractual limitation is in effect until December 31, 2013 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$117	$445	$796	$1,786

1

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 67.85% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund's net assets (including borrowings for investment purposes) will be invested in small cap companies. As of November 30, 2012, the market capitalization range of the companies held by the Fund was $25.6 million to $9.4 billion. Please note that this range is as of a particular point in time and is subject to change. The Fund invests primarily in common stock of companies the Adviser believes are undervalued. The fund may invest in convertible securities without regard to their credit ratings. The Fund may also invest up to 20% of the value of its net assets in securities of foreign issuers, including American Depositary Receipts ("ADRs").

Principal Risks

■  The Fund invests in common stocks which are subject to market, economic and business risks that will cause their prices to fluctuate over time. Therefore, the value of your investment in the Fund may go up and down, sometimes rapidly and unpredictably, and you could lose money. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer, and any call provision.

■  Stocks of small companies may be more volatile than, and not as readily marketable as, those of larger companies. Small companies may also have limited product lines, markets or financial resources and may be dependent on relatively small or inexperienced management groups. Additionally, the trading volume of small company securities may make them more difficult to sell than those of larger companies.

■  Value investing involves the risk that the Fund's investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated.

■  Investing in foreign securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund's investments.

Risk/Return Information

The chart below illustrates the long-term performance of the Fund. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced. Updated performance information is available at www.schneidercap.com or 1-888-520-327

2

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter: 39.11% (Qtr. ended June 30, 2009)
Worst Quarter: (31.03%) (Qtr. ended September 30, 2011)
Year-to-date total return for the nine months ended September 30, 2012: 22.76%

Average Annual Total Returns

The table below compares the Fund's average annual total returns for the past calendar year, past five calendar years and past ten calendar years to the average annual total returns of a broad-based securities market index for the same periods. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Average Annual Total Returns for the Periods Ended December 31, 2011

	1 Year	5 Years	10 Years
Before Taxes	(23.99)%	(7.25)%	7.38%
After Taxes on Distributions[1]	(23.99)%	(7.63)%	5.43%
After Taxes on Distributions and Sale of Fund Shares	(15.59)%	(6.17)%	6.05%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	(5.50)%	(1.87)%	6.40%

1  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRA").

3

Management of the Fund

Investment Adviser

Schneider Capital Management Company

Portfolio Manager

Arnold C. Schneider III
President and Chief Investment Officer
Since 1996

Purchase and Sale of Fund Shares

Minimum Initial Investment	Minimum Subsequent Investment
$20,000	$2,500

You can only purchase and redeem shares of the Fund on days the New York Stock Exchange ("NYSE") is open. Shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Shares of the Fund may also be purchased and redeemed directly through the RBB Fund, Inc. by the means described below.

Purchase and Redemption by Mail:

Regular Mail: Schneider Small Cap Value Fund c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9837 Providence, RI 02940	Overnight Delivery: Schneider Small Cap Value Fund c/o BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581

Purchase by Wire:

Before sending any wire, call BNY Mellon Investment Servicing (US) Inc. (the "Transfer Agent") at 1-888-520-3277 to confirm the current wire instructions for the Schneider Small Cap Value Fund.

Redemption by Telephone:

Call the Transfer Agent at 1-888-520-3277

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

4

Additional Information on the Fund's Investment Objective and Principal Strategies

The Fund seeks long-term capital growth by investing primarily in common stocks of companies which have capitalizations that are less than the largest company in the Russell 2000® Index and which the Adviser believes are undervalued. The Fund's investment objective and the policies described above may be changed by the Board of Directors of The RBB Fund, Inc. (the "Company") without the approval of the Fund's shareholders. However, as a matter of policy, the Fund would not materially change its investment objective or primary investment strategy without informing shareholders at least 60 days in advance of any such change.

The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, industry literature, company reports, financial reports, company presentations, earnings power and growth and other investment criteria. Although the Adviser selects securities for long-term capital growth, these same securities may produce dividend income.

The Fund may invest in securities that the Adviser believes may exhibit the following characteristics:

■  have low price-to-earnings and low price-to-book value ratios; and

■  are typically considered out of favor by the market as a result of decelerating revenue growth, declining profit margins and increasing competition.

The Fund may sell securities when the Adviser believes:

■  a security becomes widely recognized by the professional investment community as a result of accelerating revenue growth, expanding margins and decreased competition;

■  a security appreciates in value to the point that it is considered to be overvalued;

■  the Fund's holdings should be rebalanced to include a more attractive stock or stocks; or

■  an issuer's earnings potential is in jeopardy.

The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. The Fund will invest in convertible securities without regard to their credit ratings.

The Fund may invest up to 20% of the value of its net assets in securities of foreign issuers including American Depositary Receipts ("ADRs"). ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. For the purposes of the percentage limitation above, a security of a foreign company whose primary business may be in the U.S. will not be considered a foreign security if it is denominated in U.S. dollars and is principally traded on a U.S. exchange.

The Fund may seek to increase its income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio securities loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by the Fund will not exceed 33 1/3% of the value of the Fund's total assets. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund. Lending the Fund's portfolio securities involves the risk of delay in receiving additional collateral if the value of the securities goes up while they are on loan.

While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. Eligible money market instruments include bank obligations, such as certificates of deposit and bankers' acceptances issued by foreign or domestic banks or financial institutions that have total assets of more than $2.5 billion, and commercial paper rated in the top rating category by

5

Standard & Poor's, Moody's Investors Service or Fitch, Inc. and unrated commercial paper determined to be of comparable quality by the Adviser. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund's assets are invested in these instruments, the Fund may not be achieving its investment objective. The Adviser will determine when market, economic, political or other conditions warrant temporary defensive measures.

Stocks may be candidates for sale when the stock appreciates in price and reaches a pre-determined target, the stock is challenged by a new idea with superior investment potential, the company or industry exposure is trimmed due to substantial appreciation in price, or the underlying investment case is permanently diluted or delayed.

Additional Information on the Principal Risks of Investing in the Fund

Investing in the Fund involves the following principal risks:

Small Company Risk. Investments in common stocks in general are subject to market, economic and business risks that will cause their price to fluctuate over time. Therefore, an investment in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations. Furthermore, while securities of small capitalization companies may offer greater opportunity for capital appreciation than larger companies, investment in such companies presents greater risks than investment in larger, more established companies. Indeed, historically, small capitalization stocks have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the lower degree of liquidity in the markets for such stocks, and the potentially greater sensitivity of such small companies to changes in or failure of management, and to many other changes in competitive, business, industry and economic conditions, including risks associated with limited product lines, markets, management depth, or financial resources. Besides exhibiting greater volatility, micro and small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Investors should therefore expect that the price of the Fund's shares will be more volatile than the shares of a fund that invests in larger capitalization stocks. Additionally, while the markets in securities of small companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

Foreign Security Risk. Since foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio could be affected by currency exchange rates and exchange control regulations. Other risks include:

■  seizure, expropriation or nationalization of a company's assets;

■  less publicly available information and differing regulations and standards;

■  the impact of political, social or economic instability, or diplomatic events; and

■  securities that are less liquid and harder to value than those of a U.S. issuer.

As a result of these risks, the Fund may be more volatile than a fund investing solely in U.S. companies. These risks may be greater if the Fund invests in developing countries.

Opportunity Risk. As with all mutual funds, the Fund is subject to the risk of missing out on an opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

Value Stock Risk. Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

Convertible Securities Risk. Convertible securities have characteristics of both equity and fixed-income securities. The value of a convertible security tends to move with the market value of the underlying stock, but may

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also be affected by interest rates, credit quality of the issuer and any call provisions. In particular, when interest rates rise, fixed-income securities will decline in value. Convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. Lower quality convertible securities, also known as "junk bonds," involve greater risk of default or price changes due to the issuer's creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities in the lowest quality category may present the risk of default, or may be in default.

Broad-Based Securities Market Index

The Russell 2000® Value Index is an unmanaged index that contains stocks from the Russell 2000® Index with greater-than-average value orientation. Companies in this index generally have lower price-to-book and price-to-earnings ratios. As of November 30, 2012, the market capitalization range of the companies in the Russell 2000® Value Index is $42.7 million to $4.8 billion. Please note that this range is as of a particular point in time and is subject to change.

Disclosure of Portfolio Holdings

A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI").

MANAGEMENT OF THE FUND

Investment Adviser

The Adviser's principal address is 460 East Swedesford Road, Suite 2000, Wayne, PA 19087. The Adviser provides investment management and investment advisory services to investment companies and other institutional accounts and had aggregate total assets under management of approximately $1.6 billion as of November 30, 2012. The Adviser is 100% employee-owned, and was founded in 1996.

Pursuant to an investment advisory agreement with the Company, the Adviser is entitled to an advisory fee computed daily and payable monthly at the annual rate of 1.00% of the Fund's average daily net assets. The Adviser has contractually agreed to waive management fees and reimburse expenses to the extent that the Fund's total annual operating expenses (excluding certain items discussed below) exceed 1.15%. In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual fund operating expenses to exceed 1.15%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes. This contractual limitation is in effect until December 31, 2013 and may not be terminated without the approval of the Company's Board of Directors. For the fiscal year ended August 31, 2012, after waivers, the Adviser has received 0.63% of the Fund's average net assets in investment advisory fees from the Fund. Had fee waivers not been in place, the Adviser would have received 1.00% of the Fund's average net assets in investment advisory fees from the Fund.

A discussion regarding the basis for the Company's Board of Directors approving the Fund's investment advisory agreement with the Adviser is available in the Fund's annual report to shareholders dated August 31, 2012.

Portfolio Manager

The President and Chief Investment Officer of the Adviser, Arnold C. Schneider III, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Schneider founded the Adviser in 1996, and has managed the Fund since its inception. Prior to 1996, he was a senior vice president and partner of Wellington Management Company, where he was responsible for institutional accounts and mutual fund portfolios since 1987.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund.

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SHAREHOLDER INFORMATION

Pricing of Fund Shares

Shares of the Fund are priced at their net asset value ("NAV"). The NAV of the Fund is calculated as follows:

The Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The Fund will effect purchases and redemptions of Fund Shares at the NAV next calculated after receipt by the Transfer Agent of your purchase order or redemption request in good order.

The Fund's equity securities listed on any national or foreign exchange market system will be valued at the last sale price, except for the National Association of Securities Dealers Automatic Quotation System ("NASDAQ"). Equity securities listed on NASDAQ will be valued at the official closing price. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. When prices are not available from such services or are deemed to be unreliable, securities may be valued by dealers who make markets in such securities. Foreign securities, currencies and other securities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation. If the Fund holds foreign equity securities, the calculation of the Fund's NAV will not occur at the same time as the determination of the value of the foreign equities securities in the Fund's portfolio, since these securities are traded on foreign exchanges.

If market quotations are unavailable or deemed unreliable by the Fund's administrator, in consultation with the Adviser, securities will be valued by the Adviser in accordance with procedures adopted by the Company's Board of Directors and under the Board of Directors' ultimate supervision. In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before a Fund prices its shares. In such instances, a foreign security may be fair valued in accordance with procedures adopted by the Company's Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by a Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in exchange-traded and closed-end funds will be valued at their market price.

Market Timing

In accordance with the policy adopted by the Company's Board of Directors, the Company discourages and does not accommodate market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund Shares held by long-term shareholders. The Company and the Adviser reserve the right to (i) reject a purchase or exchange order, (ii) delay payment of immediate cash redemption proceeds for up to seven calendar days, (iii) revoke a shareholder's privilege to purchase Fund Shares (including exchanges), or (iv) limit the amount of any exchange involving the purchase of Fund Shares. An investor may receive notice that their purchase order or exchange has been

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rejected after the day the order is placed or after acceptance by a financial intermediary. It is currently expected that a shareholder would receive notice that its purchase order or exchange has been rejected within 48 hours after such purchase order or exchange has been received by the Company in good order. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise their right if, in the Company's (or the Adviser's) judgment, an investor has a history of excessive trading or if an investor's trading, in the judgment of the Company or the Adviser, has been or may be disruptive to the Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

To deter excessive shareholder trading, the Fund charges a redemption fee of 1.75% on shares held for less than one year. For further information on redemptions, please see the section entitled "Shareholder Information —Redemptions of Fund Shares."

There is no assurance that the Adviser will be able to identify market timers, particularly if they are investing through intermediaries.

If necessary, the Company may prohibit additional purchases of Fund shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers' trading activities in the Fund. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company's excessive trading policies, the Company may take certain actions, including terminating the relationship.

Purchase of Fund Shares

Shares are offered on a continuous basis and are sold without any sales charges. You may purchase Fund shares directly from the Fund at the NAV per share next calculated after your order is received by Transfer Agent in good order. The Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. After an initial purchase is made, the Transfer Agent will set up an account for you on the Fund's records, which will show all of your transactions and the balance of the shares you own. You can only purchase shares on days the NYSE is open and through the means described below. Initial investments in the Fund must be at least $20,000, and subsequent minimum investments must be at least $2,500. For purposes of meeting the minimum initial purchase, clients which are part of endowments, foundations or other related groups may be aggregated. The Fund's officers are authorized to waive the minimum initial and subsequent investment requirements.

Investors may be charged a fee if they effect transactions through a broker or agent. Service Organizations may have agreements with the Fund and may be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with such agreements. A Service Organization or, if applicable, its designee that has entered into such an agreement with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Fund will be deemed to have received a purchase or redemption order when a Service Organization, or if applicable, its authorized designee, accepts a purchase or redemption order in good order. Orders received by the Fund in good order will be priced at the Fund's NAV next computed after they are accepted by the Service Organization or its authorized designee. If a purchase order is not received by the Fund in good order, the Transfer Agent will contact the Service Organization to determine the status of the purchase order.

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Initial Investment By Mail. Subject to acceptance by the Fund, an account may be opened by completing and signing an Account Application and mailing it to the Fund at the address noted below, together with a check payable to Schneider Small Cap Value Fund. Third party endorsed checks or foreign checks will not be accepted.

Schneider Small Cap Value Fund
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9837
Providence, RI 02940

or overnight to:

Schneider Small Cap Value Fund
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

Subject to acceptance by the Fund, payment for the purchase of shares received by mail will be credited to a shareholder's account at the NAV per share of the Fund next determined after receipt of payment in good order.

Initial Investment By Wire. Subject to acceptance by the Fund, shares may be purchased by wiring federal funds to The Bank of New York Mellon. A completed Account Application must be forwarded to the Transfer Agent at the address noted above under "Initial Investment by Mail" in advance of the wire. Notification must be given to the Transfer Agent at (888) 520-3277 prior to 4:00 p.m., Eastern time, on the wire date. (Prior notification must also be received from investors with existing accounts.) For current wire instructions, contact the Transfer Agent at 1-888-520-3277.

Federal funds wire purchases will be accepted only on days when the Fund and The Bank of New York Mellon are open for business.

Additional Investments. Additional investments may be made at any time ($2,500 minimum) by purchasing shares at the NAV per share of the Fund by mailing a check to the Transfer Agent at the address noted above under "Initial Investment by Mail" (payable to Schneider Small Cap Value Fund) or by wiring monies to the custodian bank as outlined above under "Initial Investment by Wire." Notification must be given to the Transfer Agent at (888) 520-3277 prior to 4:00 p.m., Eastern time, on the wire date. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected, which may take up to fifteen calendar days from the purchase date.

Automatic Investment Plan. Additional investments in shares of the Fund may be made automatically by authorizing the Transfer Agent to withdraw funds from your bank account through the Automatic Investment Plan. Investors who would like to participate in the Automatic Investment Plan should call the Transfer Agent at (888) 520-3277, or complete the appropriate section of the account application. The minimum initial investment for the Automatic Investment Plan is $20,000 and subsequent minimum investments must be at least $2,500.

Retirement Plans/IRA Accounts. A $15.00 retirement custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact the Transfer Agent at (888) 520-3277. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with a tax advisor.

Purchases in Kind. In certain circumstances, Shares of the Fund may be purchased "in kind" (i.e. in exchange for securities, rather than cash). The securities rendered in connection with an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable in accordance with the Company's valuation procedures. Securities accepted by the Fund will be valued, as set forth in this Prospectus, as of the time of the next determination of net asset value after such acceptance. The Shares of the Fund that are issued to the investor in exchange for the securities will be determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. The Fund will not accept securities in exchange for its Shares unless such securities are, at the time of the exchange, eligible to be held by the Fund and satisfy such other conditions as may be imposed by the Adviser or the Company. Purchases in-kind may result in the recognition of gain or loss for federal income tax purposes on the securities transferred to the Fund.

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Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the offering of shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. The Adviser will monitor the Fund's total assets and may, subject to Board approval, decide to close the Fund at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund's strategy. The Adviser, subject to Board approval, may also choose to reopen the Fund to new investments at any time, and may subsequently close the Fund again should concerns regarding the Fund's size recur. If the Fund closes to new investments, the Fund may be offered only to certain existing shareholders of the Fund and certain other persons who may be subject to cumulative, maximum purchase amounts, as follows:

a.  persons who already hold shares of the Fund directly or through accounts maintained by brokers by arrangement with the Adviser,

b.  employees of the Adviser and their families, and

c.  directors of the Company.

Distributions to all shareholders of the Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser, subject to Board approval, reserves the right to implement specific purchase limitations at the time of closing, including limitations on current shareholders.

Purchases of the Fund's shares will be made in full and fractional shares of the Fund calculated to three decimal places. Certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.

Shares may be purchased and subsequent investments may be made by principals and employees of the Adviser and their family members, either directly or through their IRAs and by any pension and profit-sharing plan of the Adviser, without being subject to the minimum investment limitation.

The Company's officers are authorized to waive the minimum initial and subsequent investment requirements.

Good Order. A purchase request is considered to be in good order when all necessary information is provided and all required documents are properly completed, signed and delivered. Purchase requests not in good order may be rejected.

Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

Redemption of Fund Shares

You may redeem Fund shares at the next NAV calculated after a redemption request is received by the Transfer Agent in good order. The Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. You can only redeem shares of the Fund on days the NYSE is open and through the means described below.

You may redeem Fund shares by mail, or, if you are authorized, by telephone. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

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Redemption By Mail. Your redemption requests should be addressed to Schneider Small Cap Value Fund, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9837, Providence, RI 02940, or for overnight delivery to Schneider Small Cap Value Fund, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581, and must include:

■  a letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

■  any required Medallion signature guarantees, which are required when (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s), (ii) the redemption request is for $10,000 or more, or (iii) a share transfer request is made. A Medallion signature guarantee is a special signature guarantee that may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association which is a participant in a Medallion signature guarantee program recognized by the Securities Transfer Association. A Medallion imprint or Medallion stamp indicates that the financial institution is a member of a Medallion signature guarantee program and is an acceptable signature guarantor. The three recognized Medallion signature guarantee programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Redemption By Telephone. In order to utilize the telephone redemption option, you must indicate that option on your Account Application. Please note that the telephone redemption option is not available for retirement accounts. You may then initiate a redemption of shares by calling the Transfer Agent at (888) 520-3277 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. A wire charge of $7.50 is assessed and charged to the shareholder. If the telephone redemption option is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and shareholders, not the Fund or its Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Fund or its Transfer Agent to be genuine. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Fund and the Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

Transaction Fee on Certain Redemptions. The Fund requires the payment of a transaction fee on redemptions of shares held for less than one year equal to 1.75% of the NAV of such shares redeemed at the time of redemption. This additional transaction fee is paid to the Fund, not to the Adviser, distributor or Transfer Agent. It is not a sales charge or a contingent deferred sales charge. The fee does not apply to redeemed shares that were purchased through reinvested dividends or capital gains distributions. The purpose of the additional transaction fee is to indirectly allocate transaction costs associated with redemptions to those investors making redemptions after holding their shares for a short period, thus protecting existing shareholders. These costs include: (1) brokerage costs; (2) market impact costs — i.e., the decrease in market prices which may result when the Fund sells certain securities in order to raise cash to meet the redemption request; (3) the realization of capital gains by the other shareholders in the Fund; and (4) the effect of the "bid-ask" spread in the over-the-counter market. The 1.75% amount represents the Fund's estimate of the brokerage and other transaction costs which may be incurred by the Fund in disposing of stocks in which the Fund may invest. Without the additional transaction fee, the Fund would generally be selling its shares at a price less than the cost to the Fund of acquiring the portfolio securities necessary to maintain its investment characteristics, resulting in reduced investment performance for all shareholders in the Fund. With the additional transaction fee, the transaction costs of selling additional stocks are not borne by all existing shareholders, but the source of funds for these costs is the transaction fee paid by those investors making redemptions. For purposes of this redemption feature, shares purchased first will be considered to be shares first redeemed.

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Systematic Withdrawal Plan. If your account has a value of at least $20,000, you may establish a Systematic Withdrawal Plan and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to the Transfer Agent at P.O. Box 9837, Providence, RI 02940. Each withdrawal redemption will be processed on or about the 25th of the month and mailed as soon as possible thereafter. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $100. (This is merely the minimum amount allowed and should not be mistaken for a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at NAV. To provide funds for payment, shares will be redeemed in such amount as is necessary at the redemption price. The systematic withdrawal of shares may reduce or possibly exhaust the shares in your account, particularly in the event of a market decline. The Fund does not require the payment of a transaction fee on redemptions of shares held for less than one year that are redeemed pursuant to a systematic withdrawal plan. As with other redemptions, a systematic withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

You will ordinarily not be allowed to make additional investments of less than the aggregate annual withdrawals under the Systematic Withdrawal Plan during the time you have the plan in effect. You will receive a confirmation of each transaction showing the sources of the payment and the share and cash balance remaining in your account. The Systematic Withdrawal Plan may be terminated on written notice by the shareholder or by the Fund and will terminate automatically if all shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. You may change the amount and schedule of withdrawal payments or suspend such payments by giving written notice to the Transfer Agent at least ten business days prior to the end of the month preceding a scheduled payment.

Other Redemption Information. Redemption proceeds for shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option. Redemption proceeds will ordinarily be paid within seven business days after a redemption request is received by the Transfer Agent in good order. The Fund may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the SEC.

If the Company's Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in the payment of redemptions. If a shareholder receives redemption proceeds in-kind, the shareholder will bear the market risk of the securities received in the redemption until their disposition and should expect to incur transaction costs upon the disposition of the securities. The Company has elected, however, to be governed by Rule 18f-1 under the Investment Company Act of 1940, as amended, so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.

Good Order. A redemption request is considered to be in good order when all necessary information is provided and all required documents are properly completed, signed and delivered. Redemption requests not in good order may be delayed.

Involuntary Redemption. The Fund reserves the right to redeem your account at any time the value of the account falls below $500 as the result of a redemption or an exchange request.

You will be notified in writing that the value of your account is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

The Fund may assert the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

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Dividends and Distributions

The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Fund to the Fund's shareholders. All distributions are reinvested in the form of additional full and fractional shares unless you elect otherwise.

The Fund will declare and pay dividends from net investment income annually and pays them in the calendar year in which they are declared. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.

The ex-dividend, record and payable dates of any annual distribution will be available by calling (888) 520-3277.

Taxes

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Federal Taxes of Distributions. The Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as otherwise discussed below, you will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income except as discussed below.

Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Fund shares. For taxable years beginning after December 31, 2012, the maximum long-term capital gain rate applicable to individuals, estates, and trusts is 20%. You will be notified annually of the tax status of distributions to you.

Distributions of "qualifying dividends" will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of the Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of the Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund's ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of the Fund's distributions that qualify for this favorable treatment may be reduced as a result of the Fund's securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or "non-qualified" foreign corporations.

Distributions from the Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

A portion of distributions paid by the Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

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Sales of Shares. You will generally recognize taxable gain or loss for federal income tax purposes on a sale or redemption of your shares based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them. (To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.)

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

Medicare Tax on Investment Income. For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from sales or redemptions of Fund shares) of individuals, estates and trusts to the extent "modified gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Backup Withholding. The Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." The current backup withholding rate is 28%.

U.S. Tax Treatment of Foreign Shareholders. Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of a regulated investment company such as the Fund, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Fund's net capital gains (the excess of net long-term capital gains over net short-term capital loss) and, for taxable years of the Fund beginning before January 1, 2014, dividends attributable to the Fund's interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Fund.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale or redemption of shares in the Fund.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in the Fund is effectively connected with that trade or business, or a foreign individual investor is present in the United States for 183 days or more in a calendar year, then the foreign investor's income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

Beginning January 1, 2014, the Fund will be required to withhold 30% tax on certain payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Fund.

State and Local Taxes. You may also be subject to state and local taxes on income and gain from Fund shares. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

15

More information about taxes is contained in the Fund's SAI.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

16

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report, which is available upon request (see back cover for ordering instructions).

	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009	For the Year Ended August 31, 2008
Per Share Operating Performance
Net asset value, beginning of year	$13.70	$13.19	$12.34	$14.54	$19.06
Net investment income/(loss)	(0.11)	(0.06)	(0.11)	0.12	0.16
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	2.49	0.56	1.01	(2.20)	(3.81)
Net increase/(decrease) in net assets resulting from operations	2.38	0.50	0.90	(2.08)	(3.65)
Dividends and distributions to shareholders from:
Net investment income	—	—	(0.07)	(0.18)	(0.32)
Net realized capital gains	—	—	—	— †	(0.55)
Total dividends and distributions to shareholders	—	—	(0.07)	(0.18)	(0.87)
Redemption fees	0.01	0.01	0.02	0.06	— †
Net asset value, end of year	$16.09	$13.70	$13.19	$12.34	$14.54
Total investment return(1)	17.45%	3.87%	7.48%	(13.20)%	(19.78)%
Ratio/Supplemental Data
Net assets, end of year (000's omitted)	$62,691	$69,698	$73,243	$98,283	$91,691
Ratio of expenses to average net assets(2)	1.15%	1.15%	1.15%	1.14%	1.10%
Ratio of expenses to average net assets without waivers and expense reimbursements	1.52%	1.40%	1.43%	1.42%	1.49%
Ratio of net investment income to average net assets(2)	(0.64)%	(0.33)%	(0.65)%	0.97%	0.92%
Portfolio turnover rate	67.85%	59.18%	83.39%	122.36%	116.34%

(1)  Amount is less than $0.005 per share.

(2)  Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)  Reflects waivers and reimbursements.

17

THE SCHNEIDER SMALL CAP VALUE FUND

FOR MORE INFORMATION:

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available free of charge, upon request, including:

Annual/Semi-Annual Reports

These reports contain additional information about the Fund's investments, describe the Fund's performance, list portfolio holdings, and discuss recent market conditions and economic trends. The annual report includes Fund strategies and market conditions that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information

An SAI, dated December 31, 2012, has been filed with the SEC. The SAI, which includes additional information about the Fund, along with the Fund's annual and semi-annual reports, are available on the Adviser's website at www.schneidercap.com or may be obtained free of charge by calling (888) 520-3277. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus and is legally considered a part of this prospectus.

Shareholder Account Service Representatives

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday-Friday. Call: (888) 520-3277.

Purchases and Redemptions

Call your registered representative or (888) 520-3277.

Written Correspondence

Post Office Address:	Schneider Small Cap Value Fund c/o BNY Mellon Investment Servicing (US) Inc. PO Box 9837 Providence, RI 02940
Street Address:	Schneider Small Cap Value Fund c/o BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581

Securities and Exchange Commission

You may view and copy information about the Company and the Fund, including the SAI, by visiting the SEC's Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-1520. You may obtain information on the operation of the public reference room by calling the SEC at (202) 551-8090.

INVESTMENT COMPANY ACT FILE NO. 811-05518

THE SCHNEIDER
VALUE FUND

TICKER: SCMLX

of The RBB Fund, Inc.

This prospectus gives vital information about the Schneider Value Fund (the "Fund"), an investment portfolio of The RBB Fund, Inc. (the "Company"), including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference.

PROSPECTUS

December 31, 2012

THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

  December 31, 2012

A look at the goals, strategies, risks and financial history of the Fund.

Details about the Fund's service providers.

Policies and instructions for opening, maintaining and closing an account in the Fund.

SUMMARY SECTION	1
Investment Goal	1
Expenses and Fees	1
Risk/Return Information	2
Management of the Fund	4
Purchase and Sale of Fund Shares	4
Tax Information	4
Payments to Broker-Dealers and Other Financial Intermediaries	4
ADDTIONAL INFORMATION ON THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES	5
ADDITIONAL INFORMATION ON THE PRINCIPAL RISKS OF INVESTING IN THE FUND	6
MANAGEMENT OF THE FUND	7
Investment Adviser	7
Portfolio Manager	7
SHAREHOLDER INFORMATION	8
Pricing of Fund Shares	8
Market Timing	8
Purchase of Fund Shares	9
Redemption of Fund Shares	11
Dividends and Distributions	13
Taxes	14
FINANCIAL HIGHLIGHTS	16
FOR MORE INFORMATION	Back Cover

SUMMARY SECTION

Investment Goal

The Schneider Value Fund (the "Fund") seeks long-term capital growth by investing primarily in common stocks of companies that have a market capitalization of $1 billion or greater and which Schneider Capital Management Company (the "Adviser") believes are undervalued. There can be no guarantee that the Fund will achieve its investment objective.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed on shares held for less than 90 days, if applicable)	1.00%
Exchange Fee	None
Annual Fund Operating Expenses (expenses that that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Distribution (12b-1) Fees	None
Other Expenses	0.58%
Total Annual Fund Operating Expenses	1.28%
Less Fee Waivers and Expense Reimbursements[1]	(0.38)%
Net Expenses	0.90%

1  The Adviser has contractually agreed to waive management fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding certain items discussed below) exceed 0.90%. In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total Annual Fund Operating Expenses to exceed 0.90%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes. This contractual limitation is in effect until December 31, 2013 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$92	$368	$664	$1,508

1

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 55.87% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 65% of the Fund's net assets (including borrowings for investment purposes) will be invested in companies with capitalizations, of at least $1 billion or greater. The Adviser examines various factors in determining the value characteristics of such companies including price-to-book value ratios and price-to-earnings ratios. The Fund invests primarily in common stock of companies the Adviser believes are undervalued. The fund may invest in convertible securities without regard to their credit ratings. The Fund may also invest up to 20% of the value of its net assets in securities of foreign issuers, including American Depositary Receipts ("ADRs").

Principal Risks

■  The Fund invests in common stocks which are subject to market, economic and business risks that will cause their prices to fluctuate over time. Therefore, the value of your investment in the Fund may go up and down, sometimes rapidly and unpredictably, and you could lose money. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer, and any call provision.

■  Value investing involves the risk that the Fund's investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated.

■  Investing in foreign securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund's investments.

Risk/Return Information

The chart below illustrates the long-term performance of the Fund. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced. Updated performance information is available at www.schneidercap.com or 1-888-520-3277.

2

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):
Best Quarter: 27.80% (Qtr. ended September 30, 2009)
Worst Quarter: (29.81)% (Qtr. ended December 31, 2008)
Year-to-date total return for the nine months ended September 30, 2012: 10.08%

Average Annual Total Returns

The table below compares the Fund's average annual total returns for the past calendar year, past five calendar years and since inception to the average annual total returns of a broad-based securities market index for the same periods. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Average Annual Total Returns for the Periods Ended December 31, 2011

	1 Year	5 Years	Since Inception (September 30, 2002)
Before Taxes	(17.62)%	(9.52)%	6.09%
After Taxes on Distributions[1]	(17.77)%	(10.33)%	4.93%
After Taxes on Distributions and Sale of Fund Shares	(11.46)%	(8.18)%	4.90%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	0.39%	(2.64)%	7.15%

1  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRA").

3

Management of the Fund

Investment Adviser

Schneider Capital Management Company

Portfolio Manager

Arnold C. Schneider III
President and Chief Investment Officer
Since 2002

Purchase and Sale of Fund Shares

Minimum Initial Investment	Minimum Subsequent Investment
$20,000	$2,500

You can only purchase and redeem shares of the Fund on days the New York Stock Exchange ("NYSE") is open. Shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Shares of the Fund may also be purchased and redeemed directly through The RBB Fund, Inc. by the means described below.

Purchase and Redemption by Mail:

Regular Mail: Schneider Value Fund c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9837 Providence, RI 02940	Overnight Delivery: Schneider Value Fund c/o BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581

Purchase by Wire:

Before sending any wire, call BNY Mellon Investment Servicing (US) Inc. (the "Transfer Agent") at 1-888-520-3277 to confirm the current wire instructions for the Schneider Small Cap Value Fund.

Redemption by Telephone:

Call the Transfer Agent at 1-888-520-3277

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

4

Additional Information on the Fund's Investment Objective and Principal Strategies

The Fund seeks long-term capital growth by investing primarily in common stocks of companies which have capitalizations of $1 billion or greater and which the Adviser believes are undervalued. The Fund's investment objective and the policies described above may be changed by the Board of Directors of The RBB Fund, Inc. (the "Company") without the approval of the Fund's shareholders. However, as a matter of policy, the Fund would not materially change its investment objective or principal investment strategy without informing shareholders at least 60 days in advance of any such change.

The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, industry literature, company reports, financial reports, company presentations, earnings power and growth and other investment criteria. Although the Adviser selects securities for long-term capital growth, these same securities may produce dividend income.

The Fund may invest in securities that the Adviser believes may exhibit the following characteristics:

■  have low price-to-earnings and low price-to-book value ratios; and

■  are typically considered out of favor by the market as a result of decelerating revenue growth, declining profit margins and increasing competition.

The Fund may sell securities when the Adviser believes:

■  a security becomes widely recognized by the professional investment community as a result of accelerating revenue growth, expanding margins and decreased competition;

■  a security appreciates in value to the point that it is considered to be overvalued;

■  the Fund's holdings should be rebalanced to include a more attractive stock or stocks; or

■  an issuer's earnings potential is in jeopardy.

The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. The Fund will invest in convertible securities without regard to their credit ratings.

The Fund may invest up to 20% of the value of its net assets in securities of foreign issuers including American Depositary Receipts ("ADRs"). ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. For the purposes of the percentage limitation above, a security of a foreign company whose primary business may be in the U.S. will not be considered a foreign security if it is denominated in U.S. dollars and is principally traded on a U.S. exchange.

The Fund may seek to increase its income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio securities loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by the Fund will not exceed 33 1/3% of the value of the Fund's total assets. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund. Lending the Fund's portfolio securities involves the risk of delay in receiving additional collateral if the value of the securities goes up while they are on loan.

While the Adviser intends to fully invest the Fund's assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. Eligible money market instruments include bank obligations, such as certificates of deposit and bankers' acceptances issued by foreign or domestic banks or financial institutions that have total assets of more than $2.5 billion, and commercial paper rated in the top rating category by

5

Standard & Poor's, Moody's Investors Service or Fitch, Inc. and unrated commercial paper determined to be of comparable quality by the Adviser. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund's assets are invested in these instruments, the Fund may not be achieving its investment objective. The Adviser will determine when market, economic, political or other conditions warrant temporary defensive measures.

Stocks may be candidates for sale when the stock appreciates in price and reaches a pre-determined target, the stock is challenged by a new idea with superior investment potential, the company or industry exposure is trimmed due to substantial appreciation in price, or the underlying investment case is permanently diluted or delayed.

Additional Information on the Principal Risks of Investing in the Fund

Investing in the Fund involves the following principal risks:

Common Stock Risk. Investments in common stocks are subject to market, economic and business risks that will cause their price to fluctuate over time. Therefore, an investment in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations.

Foreign Security Risk. Since foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio could be affected by currency exchange rates and exchange control regulations. Other risks include:

■  seizure, expropriation or nationalization of a company's assets;

■  less publicly available information and differing regulations and standards;

■  the impact of political, social or economic instability, or diplomatic events; and

■  securities that are less liquid and harder to value than those of a U.S. issuer.

As a result of these risks, the Fund may be more volatile than a fund investing solely in U.S. companies. These risks may be greater if the Fund invests in developing countries.

Opportunity Risk. As with all mutual funds, the Fund is subject to the risk of missing out on an opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

Value Stock Risk. Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

Convertible Securities Risk. Convertible securities have characteristics of both equity and fixed income securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions. In particular, when interest rates rise, fixed-income securities will decline in value. Convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. Lower quality convertible securities, also known as "junk bonds," involve greater risk of default or price changes due to the issuer's creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities in the lowest quality category may present the risk of default, or may be in default.

Broad-Based Securities Market Index

The Russell 1000® Value Index is an unmanaged index composed of the securities in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index is comprised of the 1,000 largest U.S. companies based on total market capitalization.

Disclosure of Portfolio Holdings

A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI").

6

MANAGEMENT OF THE FUND

Investment Adviser

The Adviser's principal address is 460 East Swedesford Road, Suite 2000, Wayne, PA 19087. The Adviser provides investment management and investment advisory services to investment companies and other institutional accounts and had aggregate total assets under management of approximately $1.6 billion as of November 30, 2012. The Adviser is 100% employee-owned, and was founded in 1996.

Pursuant to an investment advisory agreement with the Company, the Adviser is entitled to an advisory fee computed daily and payable monthly at the annual rate of 0.70% of the Fund's average daily net assets. The Adviser has contractually agreed to waive its management fees and reimburse expenses to the extent that the Fund's total annual operating expenses (excluding certain items discussed below) exceed 0.90%. In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual fund operating expenses to exceed 0.90%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes. This contractual limitation is in effect until December 31, 2013 and may not be terminated without the approval of the Company's Board of Directors. For the fiscal year ended August 31, 2012, after waivers, the Adviser received 0.32% of the Fund's average net assets in investment advisory fees from the Fund. Had fee waivers not been in place, the Adviser would have received 0.70% of the Fund's average net assets in investment advisory fees from the Fund.

A discussion regarding the basis for the Company's Board of Directors approving the Fund's investment advisory agreement with the Adviser is available in the Fund's annual report to shareholders dated August 31, 2012.

Portfolio Manager

The President and Chief Investment Officer of the Adviser, Arnold C. Schneider III, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Schneider founded the Adviser in 1996, and has managed the Fund since its inception. Prior to 1996, he was a senior vice president and partner of Wellington Management Company, where he was responsible for institutional accounts and mutual fund portfolios since 1987.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund.

7

SHAREHOLDER INFORMATION

Pricing of Fund Shares

Shares of the Fund are priced at their net asset value ("NAV"). The NAV of the Fund is calculated as follows:

The Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The Fund will effect purchases and redemptions of Fund shares at the NAV next calculated after receipt by the Transfer Agent of your purchase order or redemption request in good order.

The Fund's equity securities listed on any national or foreign exchange market system will be valued at the last sale price, except for the National Association of Securities Dealers Automatic Quotation System ("NASDAQ"). Equity securities listed on NASDAQ will be valued at the official closing price. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. When prices are not available from such services or are deemed to be unreliable, securities may be valued by dealers who make markets in such securities. Foreign securities, currencies and other securities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation. If the Fund holds foreign equity securities, the calculation of the Fund's NAV will not occur at the same time as the determination of the value of the foreign equities securities in the Fund's portfolio, since these securities are traded on foreign exchanges.

If market quotations are unavailable or deemed unreliable by the Fund's administrator, in consultation with the Adviser, securities will be valued by the Adviser in accordance with procedures adopted by the Company's Board of Directors and under the Board of Directors' ultimate supervision. In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before a Fund prices its shares. In such instances, a foreign security may be fair valued in accordance with procedures adopted by the Company's Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by a Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in exchange-traded and closed-end funds will be valued at their market price.

Market Timing

In accordance with the policy adopted by the Company's Board of Directors, the Company discourages and does not accommodate market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund Shares held by long-term shareholders. The Company and the Adviser reserve the right to (i) reject a purchase or exchange order, (ii) delay payment of immediate cash redemption proceeds for up to seven calendar days, (iii) revoke a shareholder's privilege to purchase Fund Shares (including exchanges), or (iv) limit the amount of any exchange involving the purchase of Fund Shares. An investor may receive notice that their purchase order or exchange has been rejected after the day the order is placed or after acceptance by a financial intermediary. It is currently expected that

8

a shareholder would receive notice that its purchase order or exchange has been rejected within 48 hours after such purchase order or exchange has been received by the Company in good order. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise their right if, in the Company's (or the Adviser's) judgment, an investor has a history of excessive trading or if an investor's trading, in the judgment of the Company or the Adviser, has been or may be disruptive to the Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

To deter excessive shareholder trading, the Fund charges a redemption fee of 1.00% on shares redeemed within 90 days of purchase. For further information on redemptions, please see the section entitled "Shareholder Information — Redemptions of Fund Shares."

There is no assurance that the Adviser will be able to identify market timers, particularly if they are investing through intermediaries.

If necessary, the Company may prohibit additional purchases of Fund shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers' trading activities in the Fund. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company's excessive trading policies, the Company may take certain actions, including terminating the relationship.

Purchase of Fund Shares

Shares are offered on a continuous basis and are sold without any sales charges. You may purchase Fund shares directly from the Fund at the NAV per share next calculated after your order is received by the Transfer Agent in good order. The Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. After an initial purchase is made, the Transfer Agent will set up an account for you on the Fund's records, which will show all of your transactions and the balance of the shares you own. You can only purchase shares on days the NYSE is open and through the means described below. Initial investments in the Fund must be at least $20,000, and subsequent minimum investments must be at least $2,500. For purposes of meeting the minimum initial purchase, clients which are part of endowments, foundations or other related groups may be aggregated. The Fund's officers are authorized to waive the minimum initial and subsequent investment requirements.

Investors may be charged a fee if they effect transactions through a broker or agent. Certain Service Organizations may have agreements with the Fund and may be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with such agreements. A Service Organization or, if applicable, its designee that has entered into such an agreement with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Fund will be deemed to have received a purchase or redemption order when a Service Organization, or if applicable, its authorized designee, accepts a purchase or redemption order in good order. Orders received by the Fund in good order will be priced at the Fund's NAV next computed after they are accepted by the Service Organization or its authorized designee. If a purchase order is not received by the Fund in good order, the Transfer Agent will contact the Service Organization to determine the status of the purchase order.

Initial Investment By Mail. Subject to acceptance by the Fund, an account may be opened by completing and signing an Account Application and mailing it to the Fund at the address noted below, together with a check payable to Schneider Value Fund. Third party endorsed checks or foreign checks will not be accepted.

Schneider Value Fund
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9837
Providence, RI 02940

9

or overnight to:

Schneider Value Fund
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

Subject to acceptance by the Fund, payment for the purchase of shares received by mail will be credited to a shareholder's account at the NAV per share of the Fund next determined after receipt of payment in good order.

Initial Investment By Wire. Subject to acceptance by the Fund, shares may be purchased by wiring federal funds to The Bank of New York Mellon. A completed Account Application must be forwarded to the Transfer Agent at the address noted above under "Initial Investment by Mail" in advance of the wire. Notification must be given to the Transfer Agent at (888) 520-3277 prior to 4:00 p.m., Eastern time, on the wire date. (Prior notification must also be received from investors with existing accounts.) For current wire instructions, contact the Transfer Agent at 1-888-520-3277.

Federal funds wire purchases will be accepted only on days when the Fund and The Bank of New York Mellon are open for business.

Additional Investments. Additional investments may be made at any time ($2,500 minimum) by purchasing shares at the NAV per share of the Fund by mailing a check to the Transfer Agent at the address noted above under "Initial Investment by Mail" (payable to Schneider Value Fund) or by wiring monies to the custodian bank as outlined above under "Initial Investment by Wire." Notification must be given to the Transfer Agent at (888) 520-3277 prior to 4:00 p.m., Eastern time, on the wire date. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected, which may take up to fifteen calendar days from the purchase date.

Automatic Investment Plan. Additional investments in shares of the Fund may be made automatically by authorizing the Transfer Agent to withdraw funds from your bank account through the Automatic Investment Plan. Investors who would like to participate in the Automatic Investment Plan should call the Transfer Agent at (888) 520-3277, or complete the appropriate section of the account application. The minimum initial investment for the Automatic Investment Plan is $20,000 and subsequent minimum investments must be at least $2,500.

Retirement Plans/IRA Accounts. A $15.00 retirement custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact the Transfer Agent at (888) 520-3277. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with a tax advisor.

Purchases in Kind. In certain circumstances, Shares of the Fund may be purchased "in kind" (i.e. in exchange for securities, rather than cash). The securities rendered in connection with an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable in accordance with the Company's valuation procedures. Securities accepted by the Fund will be valued, as set forth in this Prospectus, as of the time of the next determination of net asset value after such acceptance. The Shares of the Fund that are issued to the investor in exchange for the securities will be determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. The Fund will not accept securities in exchange for its Shares unless such securities are, at the time of the exchange, eligible to be held by the Fund and satisfy such other conditions as may be imposed by the Adviser or the Company. Purchases in-kind may result in the recognition of gain or loss for federal income tax purposes on the securities transferred to the Fund.

Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the offering of shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund. The Adviser will monitor the Fund's total assets and may, subject to Board approval, decide to close the Fund at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund's strategy. The Adviser, subject to Board approval, may also choose to reopen the Fund to new investments at any time, and may subsequently close the Fund again should concerns regarding the Fund's size recur. If the Fund closes to new investments, the Fund may be offered only

10

to certain existing shareholders of the Fund and certain other persons who may be subject to cumulative, maximum purchase amounts, as follows:

a.  persons who already hold shares of the Fund directly or through accounts maintained by brokers by arrangement with the Adviser,

b.  employees of the Adviser and their families, and

c.  directors of the Company.

Distributions to all shareholders of the Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser, subject to Board approval, reserves the right to implement specific purchase limitations at the time of closing, including limitations on current shareholders.

Purchases of the Fund's shares will be made in full and fractional shares of the Fund calculated to three decimal places. Certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.

Shares may be purchased and subsequent investments may be made by principals and employees of the Adviser and their family members, either directly or through their IRAs and by any pension and profit-sharing plan of the Adviser, without being subject to the minimum investment limitation.

The Company's officers are authorized to waive the minimum initial and subsequent investment requirements.

Good Order. A purchase request is considered to be in good order when all necessary information is provided and all required documents are properly completed, signed and delivered. Purchase requests not in good order may be rejected.

Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

Redemption of Fund Shares

You may redeem shares of the Fund at the next NAV calculated after a redemption request is received by the Transfer Agent in good order. The Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. You can only redeem shares of the Fund on days the NYSE is open and through the means described below.

You may redeem shares of the Fund by mail, or, if you are authorized, by telephone. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

Redemption By Mail. Your redemption requests should be addressed to Schneider Value Fund, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9837, Providence, RI 02940, or for overnight delivery to Schneider Value Fund, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581 and must include:

■  a letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

■  any required Medallion signature guarantees, which are required when (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s), (ii) the redemption request is for $10,000 or more,

11

or (iii) a share transfer request is made. A Medallion signature guarantee is a special signature guarantee that may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association which is a participant in a Medallion signature guarantee program recognized by the Securities Transfer Association. A Medallion imprint or Medallion stamp indicates that the financial institution is a member of a Medallion signature guarantee program and is an acceptable signature guarantor. The three recognized Medallion signature guarantee programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and

■  other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Redemption By Telephone. In order to utilize the telephone redemption option, you must indicate that option on your Account Application. Please note that the telephone redemption option is not available for retirement accounts. You may then initiate a redemption of shares by calling the Transfer Agent at (888) 520-3277 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. A wire charge of $7.50 is assessed and charged to the shareholder. If the telephone redemption option is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and shareholders, not the Fund or its Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Fund or its Transfer Agent to be genuine. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Fund and the Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

Transaction Fee on Certain Redemptions. The Fund requires the payment of a transaction fee on redemptions of shares held for less than 90 days equal to 1.00% of the NAV of such shares redeemed at the time of redemption. This additional transaction fee is paid to the Fund, not to the Adviser, distributor or Transfer Agent. It is not a sales charge or a contingent deferred sales charge. The fee does not apply to redeemed shares that were purchased through reinvested dividends or capital gains distributions. The purpose of the additional transaction fee is to indirectly allocate transaction costs associated with redemptions to those investors making redemptions after holding their shares for a short period, thus protecting existing shareholders. These costs include: (1) brokerage costs; (2) market impact costs — i.e., the decrease in market prices which may result when the Fund sells certain securities in order to raise cash to meet the redemption request; (3) the realization of capital gains by the other shareholders in the Fund; and (4) the effect of the "bid-ask" spread in the over-the-counter market. The 1.00% amount represents the Fund's estimate of the brokerage and other transaction costs which may be incurred by the Fund in disposing of stocks in which the Fund may invest. Without the additional transaction fee, the Fund would generally be selling its shares at a price less than the cost to the Fund of acquiring the portfolio securities necessary to maintain its investment characteristics, resulting in reduced investment performance for all shareholders in the Fund. With the additional transaction fee, the transaction costs of selling additional stocks are not borne by all existing shareholders, but the source of funds for these costs is the transaction fee paid by those investors making redemptions. For purposes of this redemption feature, shares purchased first will be considered to be shares first redeemed.

Systematic Withdrawal Plan. If your account has a value of at least $20,000, you may establish a Systematic Withdrawal Plan and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to the Transfer Agent at P.O. Box 9837, Providence, RI 02940. Each withdrawal redemption will be processed on or about the 25th of the month and mailed as soon as possible thereafter. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $100. (This is merely the minimum amount allowed and should not be mistaken for a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at NAV. To provide funds for payment, shares will be redeemed in such amount as is necessary at the redemption price. The systematic withdrawal of shares may reduce or possibly exhaust the shares in your account,

12

particularly in the event of a market decline. The Fund does not require the payment of a transaction fee on redemptions of shares held for less than 90 days that are redeemed pursuant to a systematic withdrawal plan. As with other redemptions, a systematic withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

You will ordinarily not be allowed to make additional investments of less than the aggregate annual withdrawals under the Systematic Withdrawal Plan during the time you have the plan in effect. You will receive a confirmation of each transaction showing the sources of the payment and the share and cash balance remaining in your account. The Systematic Withdrawal Plan may be terminated on written notice by the shareholder or by the Fund and will terminate automatically if all shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. You may change the amount and schedule of withdrawal payments or suspend such payments by giving written notice to the Transfer Agent at least ten business days prior to the end of the month preceding a scheduled payment.

Other Redemption Information. Redemption proceeds for shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option. Redemption proceeds will ordinarily be paid within seven business days after a redemption request is received by the Transfer Agent in good order. The Fund may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the SEC.

If the Company's Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in the payment of redemptions. If a shareholder receives redemption proceeds in-kind, the shareholder will bear the market risk of the securities received in the redemption until their disposition and should expect to incur transaction costs upon the disposition of the securities. The Company has elected, however, to be governed by Rule 18f-1 under the Investment Company Act of 1940, as amended, so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.

Good Order. A redemption request is considered to be in good order when all necessary information is provided and all required documents are properly completed, signed and delivered. Redemption requests not in good order may be delayed.

Involuntary Redemption. The Fund reserves the right to redeem your account at any time the value of the account falls below $500 as the result of a redemption or an exchange request.

You will be notified in writing that the value of your account is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

The Fund may assert the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

Dividends and Distributions

The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Fund to the Fund's shareholders. All distributions are reinvested in the form of additional full and fractional shares unless you elect otherwise.

The Fund will declare and pay dividends from net investment income annually and pays them in the calendar year in which they are declared. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.

The ex-dividend, record and payable dates of any annual distribution will be available by calling (888) 520-3277.

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Taxes

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Federal Taxes of Distributions. The Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as otherwise discussed below, you will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income except as discussed below.

Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Fund shares. For taxable years beginning after December 31, 2012, the maximum long-term capital gain rate applicable to individuals, estates, and trusts is 20%. You will be notified annually of the tax status of distributions to you.

Distributions of "qualifying dividends" will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of the Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of the Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund's ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of the Fund's distributions that qualify for this favorable treatment may be reduced as a result of the Fund's securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or "non-qualified" foreign corporations.

Distributions from the Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

A portion of distributions paid by the Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

Sales of Shares. You will generally recognize taxable gain or loss for federal income tax purposes on a sale or redemption of your shares based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them. (To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.)

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

14

Medicare Tax on Investment Income. For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from sales or redemptions of Fund shares) of individuals, estates and trusts to the extent "modified gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Backup Withholding. The Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." The current backup withholding rate is 28%.

U.S. Tax Treatment of Foreign Shareholders. Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of a regulated investment company such as the Fund, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Fund's net capital gains (the excess of net long-term capital gains over net short-term capital loss) and, for taxable years of the Fund beginning before January 1, 2014, dividends attributable to the Fund's interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Fund.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale or redemption of shares in the Fund.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in the Fund is effectively connected with that trade or business, or a foreign individual investor is present in the United States for 183 days or more in a calendar year, then the foreign investor's income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

Beginning January 1, 2014, the Fund will be required to withhold 30% tax on certain payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Fund.

State and Local Taxes. You may also be subject to state and local taxes on income and gain from Fund shares. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

More information about taxes is contained in the Fund's SAI.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

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FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report, which is available upon request (see back cover for ordering instructions).

	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009	For the Year Ended August 31, 2008
Per Share Operating Performance
Net asset value, beginning of period	$12.50	$11.72	$12.14	$16.37	$23.13
Net investment income	0.10	0.07	0.08	0.34	0.37
Net realized and unrealized gain from investments and foreign currency transactions	0.23	0.80	(0.23)	(4.14)	(5.89)
Net increase/(decrease) in net assets resulting from operations	0.33	0.87	(0.15)	(3.80)	(5.52)
Dividend and distributions to shareholders from:
Net investment income	(0.06)	(0.09)	(0.27)	(0.43)	(0.14)
Net realized capital gains	—	—	—	—	(1.10)
Total dividends and distributions to shareholders	(0.06)	(0.09)	(0.27)	(0.43)	(1.24)
Redemption fees†	—	—	—	—	—
Net asset value, end of period	$12.77	$12.50	$11.72	$12.14	$16.37
Total investment return(1)	2.67%	7.35%	(1.30)%	(22.06)%	(25.05)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$43,719	$67,940	$98,953	$118,467	$225,036
Ratio of expenses to average net assets(2)	0.90%	0.90%	0.90%	0.88%	0.85%
Ratio of expenses to average net assets without waivers and expense reimbursements	1.28%	1.07%	1.03%	1.14%	1.09%
Ratio of net investment income to average net assets(2)	0.63%	0.31%	0.52%	2.24%	1.61%
Portfolio turnover rate	55.87%	67.80%	79.30%	107.13%	101.98%

(1)  Amount is less than $0.005 per share.

(2)  Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)  Reflects waivers and reimbursements.

16

THE SCHNEIDER VALUE FUND

FOR MORE INFORMATION:

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available free of charge, upon request, including:

Annual/Semi-Annual Reports

These reports contain additional information about the Fund's investments, describe the Fund's performance, list portfolio holdings, and discuss recent market conditions and economic trends. The annual report includes Fund strategies and market conditions that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information

An SAI, dated December 31, 2012, has been filed with the SEC. The SAI, which includes additional information about the Fund, along with the Fund's annual and semi-annual reports, are available on the Adviser's website at www.schneidercap.com or may be obtained free of charge by calling (888) 520-3277. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus and is legally considered a part of this prospectus.

Shareholder Account Service Representatives

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday-Friday. Call: (888) 520-3277.

Purchases and Redemptions

Call your registered representative or (888) 520-3277.

Written Correspondence

Post Office Address:	Schneider Value Fund c/o BNY Mellon Investment Servicing (US) Inc. PO Box 9837 Providence, RI 02940
Street Address:	Schneider Value Fund c/o BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581

Securities and Exchange Commission

You may view and copy information about the Company and the Fund, including the SAI, by visiting the SEC's Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-1520. You may obtain information on the operation of the public reference room by calling the SEC at (202) 551-8090.

INVESTMENT COMPANY ACT FILE NO. 811-05518

FREE MARKET U.S. EQUITY FUND
FREE MARKET INTERNATIONAL EQUITY FUND
FREE MARKET FIXED INCOME FUND
of
THE RBB FUND, INC.

PROSPECTUS

December 31, 2012

Investment Adviser:

MATSON MONEY, INC.
5955 Deerfield Blvd.
Mason, OH 45040

The securities described in this Prospectus have been registered with the Securities and Exchange Commission (the "SEC"). The SEC, however, has not judged these securities for their investment merit and has not determined the accuracy or adequacy of this Prospectus. Anyone who tells you otherwise is committing a criminal offense.

Ticker Symbols
Free Market U.S. Equity Fund	–FMUEX
Free Market International Equity Fund	–FMNEX
Free Market Fixed Income Fund	–FMFIX

PAGE
SUMMARY SECTIONS	1
Free Market U.S. Equity Fund	1
Free Market International Equity Fund	6
Free Market Fixed Income Fund	11
MORE ABOUT EACH FUND'S INVESTMENTS AND RISKS	16
Investment Strategies	16
More About Underlying Investment Company Investments	17
Investment Risks	19
Disclosure of Portfolio Holdings	21
Composite Indices	22
Credit Ratings	23
MANAGEMENT OF THE FUNDS	25
Investment Adviser	25
Portfolio Managers	25
Management Fees	25
SHAREHOLDER INFORMATION	26
Pricing of Fund Shares	26
Purchase of Fund Shares	27
Redemption of Fund Shares	28
Market Timing	26
Dividends and Distributions	30
Taxes	30
FINANCIAL HIGHLIGHTS	33
Free Market U.S. Equity Fund	33
Free Market International Equity Fund	34
Free Market Fixed Income Fund	35
FOR MORE INFORMATION ABOUT MATSON MONEY FAMILY OF FUNDS	Back Cover

i

FREE MARKET U.S. EQUITY FUND	FMUEX

Investment Objective

The Free Market U.S. Equity Fund seeks long-term capital appreciation.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Distribution (12b-1) and/or Service Fees	None
Other Expenses	0.14%
Acquired Fund Fees and Expenses	0.32%
Total Annual Fund Operating Expenses	0.96%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$98	$305	$529	$1,174

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 4% of the average value of its portfolio.

Summary of Principal Investment Strategies

The Fund pursues its investment objective by investing under normal circumstances at least 80% of its net assets, including any borrowings for investment purposes, in shares of registered, open-end investment companies and exchange-traded funds ("ETFs") (collectively, "investment companies") that have either adopted policies to invest at least 80% of their assets in equity securities, such as common stocks, preferred stocks or securities convertible into stocks, of U.S. companies, or invest substantially all of their assets in such equity securities. The Fund will diversify its investments by investing primarily in investment companies focusing on different segments of the equity markets, including large ("large-cap"), small ("small-cap") and micro-capitalization ("micro-cap") equity securities that the Fund's investment adviser ("Adviser") believes offer the prospect of long-term capital appreciation.

Under normal market conditions, the Adviser expects substantially all of the Fund's net assets to be invested in the securities of investment companies that invest in the types of securities described in each asset class below,

1

with less than 2% of the net assets invested in cash or money market instruments. The Adviser uses target ranges to allocate the Fund's assets among various investment company asset classes. Actual allocations may differ from the target due to market fluctuations and other factors. Generally, the Adviser expects that the Fund's investments will be within plus or minus 5% of the following target ranges:

Asset Class	Target
U.S. Large Cap Value	30%
U.S. Small Cap Value	25%
U.S. Large Company	15%
U.S. Small Cap	15%
U.S. Micro Cap	15%

U.S. Large Cap Value Asset Class: The underlying investment companies generally will purchase common stocks and other equity securities of large cap companies that the underlying investment adviser(s) determine to be value stocks at the time of purchase. An issuer's securities are considered value stocks primarily because they have a high book value in relation to their market value (a "book to market ratio"). In assessing value, the underlying investment adviser(s) may consider additional factors such as price to cash flow or price to earnings ratios as well as economic conditions and developments in the issuer's industry. The criteria used for assessing value are subject to change from time to time. Large cap companies generally are those companies with a market capitalization of $2.425 billion or greater.

U.S. Small Cap Value Asset Class: The underlying investment companies generally will purchase common stocks and other equity securities of small cap companies that the underlying investment adviser(s) determine to be value stocks at the time of purchase. Small cap companies generally are those companies with a market capitalization of $2.425 billion or less.

U.S. Large Company Asset Class: The underlying investment companies generally will purchase all of the stocks that comprise the S&P 500® Index in approximately the proportions they are represented in the S&P 500® Index. Generally, these are the U.S. stocks with the largest market capitalizations and, as a group, they represent approximately 75% of the total market capitalization of all publicly traded U.S. stocks.

U.S. Small Cap Asset Class: The underlying investment companies generally will purchase common stocks and other equity securities of small cap companies primarily based on market capitalization. Small cap companies are generally those with a market capitalization of $2.425 billion or less. There may be some overlap in the companies in which the U.S. small cap asset class and the U.S. micro cap asset class invest.

U.S. Micro Cap Asset Class: The underlying investment companies generally will purchase common stocks and other equity securities of micro cap companies. Micro cap companies are generally those companies with a market capitalization of $712 million or less. There may be some overlap in the companies in which the U.S. micro cap asset class and the U.S. small cap asset class invest.

The Fund reserves the right to hold up to 100% of its assets as a temporary defensive measure in cash and money market instruments such as U.S. Government securities, bank obligations and commercial paper. To the extent the Fund employs a temporary defensive measure, the Fund may not achieve its investment objective.

Summary of Principal Risks

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. An investment in the Fund involves the same investment risks as those of the underlying investment companies in which

2

the Fund invests. These risks may adversely affect the Fund's net asset value ("NAV") and investment performance. The Fund is subject to the following principal risks:

•  Stocks of large cap, small cap or micro cap companies in which the Fund's underlying investment companies invest or in which the Fund invests directly may temporarily fall out of favor with investors or may be more volatile than the rest of the U.S. market as a whole.

•  The smaller the capitalization of a company, generally the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records and are more likely to fail than companies with larger market capitalizations.

•  Although the Fund will invest in other investment companies that invest in equity securities believed to be undervalued, there is no guarantee that the prices of these securities will not move even lower.

•  Companies in which the Fund's underlying investment companies invest may suffer unexpected losses or lower than expected earnings or their securities may become difficult or impossible to sell at the time and for the price that the underlying investment adviser(s) would like.

•  The Adviser's judgment about the attractiveness or potential appreciation of a particular underlying investment company security could prove to be wrong or the Fund could miss out on an investment opportunity because the assets necessary to take advantage of such opportunity are tied up in less advantageous investments.

•  Because under normal circumstances the Fund invests at least 80% of its net assets in shares of registered investment companies that emphasize investments in U.S. equity securities, the NAV of the Fund will change with changes in the share prices of the investment companies in which the Fund invests.

•  There is a risk that large capitalization stocks may not perform as well as other asset classes or the U.S. stock market as a whole. In the past, large capitalization stocks have gone through cycles of doing better or worse than the stock market in general.

•  There is a risk that the Fund, which is passively managed, may not perform as well as funds with more active methods of investment management, such as selecting securities based on economic, financial, and market analysis.

•  The performance of the Fund will depend on how successfully the investment adviser(s) to the underlying investment companies pursue their investment strategies.

  More information about the Fund's investments and risks is contained under the section entitled "More About Each Fund's Investments and Risks."

3

Performance Information

The chart below illustrates the long-term performance of the Fund. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information is available at www.mymatrix.cc or (866) 780-0357 Ext. 3863.

Best and Worst Quarterly Performance (for the period reflected in the chart above)

Best Quarter: 22.80% (quarter ended June 30, 2009)
Worst Quarter: (26.63)% (quarter ended December 31, 2008)
Year to Date Total Return as of September 30, 2012: 15.92%

Average Annual Total Returns

The table below compares the average annual total returns of the Fund before and after taxes for the past calendar year and since inception to the average total returns of a broad-based securities market index for the same periods.

	Average Annual Total Returns for the Periods Ended December 31, 2011
	1 Year	Since Inception* (December 31, 2007)
Fund Returns Before Taxes	(4.09)%	1.99%
Fund Returns After Taxes on Distributions*	(4.40)%	1.70%
Fund Returns After Taxes on Distributions and Sale of Fund Shares*	(2.52)%	1.54%
Russell 2500® Index (reflects no deduction for fees, expenses or taxes)	(2.51)%	1.21%
Composite Index**	(2.05)%	(0.99)%

*  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

**  The Composite Index is comprised of the S&P 500® Index, Russell 1000® Value Index, Russell 2000® Index and Russell 2000® Value Index, each weighted 25%, 25%, 25% and 25%, respectively. Additional information about the Composite Index can be found under the section entitled "More About Each Fund's Investments and Risks."

4

Management of the Fund

Investment Adviser
Matson Money, Inc.

Portfolio Managers
Mark E. Matson: President, Chief Executive Officer and Director, since 1991
Daniel J. List: Chief Compliance Officer and Director of Portfolio Management, since 1994
Steven B. Miller: Director of Operations and Portfolio Manager, since 2004

Purchase and Sale of Fund Shares

The Fund has no minimum initial investment or minimum subsequent investment. The Fund is exclusively available to clients or customers of service organizations approved by the Adviser, including certain brokerage firms, investment advisers, financial institutions and other industry professionals ("Service Organizations"). Only persons or entities having relationships with these Service Organizations may invest in the Fund. You may submit redemption requests on any business day to your Service Organization in person or by telephone, mail or wire.

You can only purchase and redeem shares of the Fund on days the New York Stock Exchange ("NYSE") is open.

Taxes

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

5

FREE MARKET INTERNATIONAL EQUITY FUND	FMNEX

Investment Objective

The Free Market International Equity Fund (the "Fund") seeks long-term capital appreciation.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Distribution (12b-1) and/or Service Fees	None
Other Expenses	0.15%
Acquired Fund Fees and Expenses	0.52%
Total Annual Fund Operating Expenses	1.17%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$120	$372	$645	$1,424

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 3% of the average value of its portfolio.

Summary of Principal Investment Strategies

The Fund pursues its investment objective by investing under normal circumstances at least 80% of its net assets, including any borrowings for investment purposes, in shares of registered, open-end investment companies and exchange-traded funds ("ETFs") (collectively, "investment companies") that have either adopted policies to invest at least 80% of their assets in equity securities, such as common stocks, preferred stocks or securities convertible into stocks, of foreign companies, or invest substantially all of their assets in such equity securities. The Fund will diversify its investments by investing primarily in investment companies that focus on different segments of the foreign equity markets, including emerging markets, with little or no focus on domestic equity markets.

Under normal market conditions, the Adviser expects substantially all of the Fund's net assets to be invested in the securities of investment companies that invest in the types of securities described in each asset class below, with less than 5% of the net assets invested in cash or money market instruments. The Adviser uses target ranges to allocate the Fund's assets among various investment company asset classes. Actual allocations may differ from the

6

target due to market fluctuations and other factors. Generally, the Adviser expects that the Fund's investments will be within plus or minus 5% of the following target ranges:

Asset Class	Target
International Small Cap Value	40%
International Large Cap Value	30%
International Small Company	10%
International Large Cap	5%
Emerging Markets	5.25%
Emerging Markets Value	4.875%
Emerging Markets Small Cap	4.875%

International Small Cap Value Asset Class: The underlying investment companies generally will purchase the stocks and other equity securities, directly or through sponsored or unsponsored depositary receipts, of small companies in foreign countries with developed markets that the underlying investment adviser(s) determine to be value stocks at the time of purchase. Small foreign companies are generally those companies with a market capitalization below $4.3 billion. This threshold will vary by country or region, and the dollar amount will change from time to time due to market conditions.

International Large Cap Value Asset Class: The underlying investment companies generally will purchase the stocks and other equity securities, directly or through sponsored or unsponsored depositary receipts, of large companies in foreign countries with developed markets that the underlying investment adviser(s) determine to be value stocks at the time of purchase. Large foreign companies generally are those companies with a market capitalization of at least $1.4 billion. This threshold will vary by country or region, and the dollar amount will change from time to time due to market conditions.

International Small Company Asset Class: The underlying investment companies generally will purchase the stocks and other equity securities, directly or through sponsored or unsponsored depositary receipts, of small companies in foreign countries with developed markets. Small foreign companies generally are those companies with a market capitalization below $4.3 billion. This threshold will vary by country or region, and the dollar amount will change from time to time due to market conditions.

International Large Cap Asset Class: The underlying investment companies generally will purchase the stocks and other equity securities, directly or through sponsored or unsponsored depositary receipts, of large companies in foreign countries with developed markets. Large companies generally are considered to be those companies with a market capitalization of at least $1.4 billion. This threshold will vary by country or region, and the dollar amount will change from time to time due to market conditions.

Emerging Markets Asset Class, Emerging Markets Value Asset Class, and Emerging Markets Small Cap Asset Class (collectively, the "Emerging Markets Asset Classes"): Underlying investment companies comprising each Emerging Markets Asset Class generally will purchase stocks and other equity securities, directly or through sponsored or unsponsored depositary receipts, of companies located in emerging market countries. The underlying investment companies investing in securities of the Emerging Markets Asset Class and the Emerging Markets Small Cap Asset Class will generally purchase the equity securities of larger and smaller companies, respectively, within each country. The underlying investment adviser(s) determine company size primarily based on market capitalization. Companies in the Emerging Markets Small Cap Asset Class generally are those companies with a market capitalization of $4.1 billion or less in the largest country and $683 million in the smallest country. This threshold will vary by country or region. These dollar amounts will change from time to time due to market conditions.

The underlying investment companies in the Emerging Markets Value Asset Class generally will purchase emerging market equity securities that are deemed by the underlying investment adviser(s) to be value stocks at the time of purchase.

7

The Fund reserves the right to hold up to 100% of its assets as a temporary defensive measure in cash and money market instruments such as U.S. Government securities, bank obligations and commercial paper. To the extent the Fund employs a temporary defensive measure, the Fund may not achieve its investment objective.

Summary of Principal Risks

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. An investment in the Fund involves the same investment risks as those of the underlying investment companies in which the Fund invests. These risks may adversely affect the Fund's net asset value ("NAV") and investment performance. The Fund is subject to the following principal risks:

•  The value of particular foreign equity securities which the Fund's underlying investment companies may purchase or foreign stock markets on which the securities they may purchase are traded may decline in value.

•  Stocks of large cap or small cap foreign companies in which the Fund's underlying investment companies may invest may temporarily fall out of favor with investors or may be more volatile than particular foreign stock markets or foreign stock markets as a whole.

•  The smaller the capitalization of a company, generally the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records and are more likely to fail than companies with larger market capitalizations.

•  Stocks of large cap or small cap foreign companies in which the Fund's underlying investment companies may invest may suffer unexpected losses or lower than expected earnings or such securities may become difficult or impossible to sell at the time and for the price the underlying investment advisers would like.

•  Because the Fund owns shares of underlying investment companies that invest in foreign issuers, the Fund is subject to risks presented by investments in such issuers. Securities of foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards.

•  Investments in emerging market securities by underlying investment companies in which the Fund invests are subject to higher risks than those in developed market countries because there is greater uncertainty in less established markets and economics.

•  The Adviser's judgment about the attractiveness or potential appreciation of a particular underlying investment company security could prove to be wrong or the Fund could miss out on an investment opportunity because the assets necessary to take advantage of such opportunity are tied up in less advantageous investments.

•  Because under normal circumstances the Fund invests at least 80% of its net assets in shares of registered investment companies that emphasize investments in equity securities of foreign companies, the NAV of the Fund will change with changes in the share prices of the investment companies in which the Fund invests.

•  There is a risk that the Fund, which is passively managed, may not perform as well as funds with more active methods of investment management, such as selecting securities based on economic, financial, and market analysis.

•  The performance of the Fund will depend on how successfully the investment adviser(s) to the underlying investment companies pursue their investment strategies.

  More information about the Fund's investments and risks is contained under the section entitled "More Information About Each Fund's Investments and Risks."

8

Performance Information

The chart below illustrates the long-term performance of the Fund. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information is available at www.mymatrix.cc or (866) 780-0357 Ext. 3863.

Best and Worst Quarterly Performance (for the period reflected in the chart above)

Best Quarter: 33.53% (quarter ended June 30, 2009)
Worst Quarter: (22.38)% (quarter ended September 30, 2011)
Year to Date Total Return as of September 30, 2012: 10.69%

Average Annual Total Returns

The table below compares the average annual total returns of the Fund before and after taxes for the past calendar year and since inception to the average total returns of a broad-based securities market index for the same periods.

	1 Year	Since Inception* (December 31, 2007)
Fund Returns Before Taxes	(17.90)%	(4.74)%
Fund Returns After Taxes on Distributions*	(18.71)%	(5.33)%
Fund Returns After Taxes on Distributions and Sale of Fund Shares*	(11.41)%	(4.27)%
MSCI World (excluding U.S.) Index (reflects no deduction for fees, expenses or taxes)	(12.21)%	(7.83)%
Composite Index**	(14.87)%	(6.91)%

*  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

**  The Composite Index is comprised of the MSCI EAFE Index, MSCI EAFE Value Index, MSCI EAFE Small Company Index, and MSCI Emerging Markets Free Index, each weighted 25%, 25%, 25% and 25%, respectively. Additional information about the Composite Index can be found under the section entitled "more about Each Fund's Investments and Risks."

9

Management of the Fund

Investment Adviser
Matson Money, Inc.

Portfolio Managers
Mark E. Matson: President, Chief Executive Officer and Director, since 1991
Daniel J. List: Chief Compliance Officer and Director of Portfolio Management, since 1994
Steven B. Miller: Director of Operations and Portfolio Manager, since 2004

Purchase and Sale of Fund Shares

The Fund has no minimum initial investment or minimum subsequent investment. The Fund is exclusively available to clients or customers of service organizations approved by the Adviser, including certain brokerage firms, investment advisers, financial institutions and other industry professionals ("Service Organizations"). Only persons or entities having relationships with these Service Organizations may invest in the Fund. You may submit redemption requests on any business day to your Service Organization in person or by telephone, mail or wire.

You can only purchase and redeem shares of the Fund on days the NYSE is open.

Taxes

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

10

FREE MARKET FIXED INCOME FUND	FMFIX

Investment Objective

The Free Market Fixed Income Fund seeks total return (consisting of current income and capital appreciation).

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Distribution (12b-1) and/or Service Fees	None
Other Expenses	0.13%
Acquired Fund Fees and Expenses	0.19%
Total Annual Fund Operating Expenses	0.82%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$84	$263	$457	$1,019

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 1% of the average value of its portfolio.

Summary of Principal Investment Strategies

The Fund pursues its investment objective by investing under normal circumstances at least 80% of its net assets, including any borrowings for investment purposes, in shares of registered, open-end investment companies and exchange-traded funds ("ETFs") (collectively, "investment companies") that have either adopted policies to invest at least 80% of their assets in fixed income securities that the Adviser believes offer the prospect of providing total return, or invest substantially all of their assets in such fixed income securities.

Under normal market conditions, the Adviser expects substantially all of the Fund's net assets to be invested in the securities of investment companies that invest in the types of securities described in each asset class below, with less than 2% of the net assets invested in cash or money market instruments. The Adviser uses target ranges to allocate the Fund's assets among various investment company asset classes. Actual allocations may differ from the

11

target due to market fluctuations and other factors. Generally, the Adviser expects that the Fund's investments will be within plus or minus 5% of the following target ranges:

Asset Class	Target
One-Year Fixed Income	25%
Two-Year Global Fixed Income	25%
Intermediate Government Fixed Income	25%
Five-Year Global Fixed Income	25%

One-Year Fixed Income Asset Class: The underlying investment companies generally will purchase U.S. government obligations, U.S. government agency obligations, dollar-denominated obligations of foreign issuers issued in the U.S., foreign government and agency obligations, bank obligations, including the obligations of U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper, repurchase agreements, and obligations of supranational organizations such as the World Bank, the European Investment Bank, European Economic Community and European Coal and Steel Community. Generally, obligations comprising this asset class will mature within one year from the date of settlement, but substantial investments may be made in obligations maturing within two years from the date of settlement when greater returns are available.

Two-Year Global Fixed Income Asset Class: The underlying investment companies generally will purchase obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, corporate debt obligations, bank obligations, commercial paper, repurchase agreements, and other debt obligations of domestic and foreign issuers. Generally, obligations comprising this asset class have a weighted average maturity not exceeding two years, but investments may be made in obligations maturing in a shorter time period (from overnight to less than two years from the date of settlement). Because many of the investments of the underlying investment companies in this asset class will be denominated in foreign currencies, the underlying investment companies may also enter into forward foreign currency contracts solely for the purpose of hedging against fluctuations in currency exchange rates.

Intermediate Government Fixed Income Asset Class: The underlying investment companies generally will purchase debt obligations of the U.S. government and U.S. government agencies. Generally, investment companies in the asset class will purchase securities with maturities of between five and fifteen years, however such investment companies ordinarily will have an average weighted maturity of between three and ten years.

Five-Year Global Fixed Income Asset Class: The underlying investment companies generally will purchase obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, obligations of other foreign issuers, corporate debt obligations, bank obligations, commercial paper, and obligations of supranational organizations. Generally, obligations comprising this asset class have a weighted average maturity not exceeding five years. However, investments may be made in obligations maturing in a shorter time period (from overnight to less than five years from the date of settlement.)

The Fund reserves the right to hold up to 100% of its assets as a temporary defensive measure in cash and money market instruments such as U.S. Government securities, bank obligations and commercial paper. To the extent the Fund employs a temporary defensive measure, the Fund may not achieve its investment objective.

Summary of Principal Risks

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. An investment in the Fund involves the same investment risks as those of the underlying investment companies in which

12

the Fund invests. These risks may adversely affect the Fund's net asset value ("NAV") and investment performance. The Fund is subject to the following principal risks:

•  Fixed income securities in which the Fund's underlying investment companies may invest are subject to certain risks, including: interest rate risk, reinvestment risk, prepayment and extension risk, credit/default risk, and the risks associated with investing in repurchase agreements.

•  Interest rate risk involves the risk that prices of fixed income securities will rise and fall in response to interest rate changes.

•  Reinvestment risk involves the risk that proceeds from matured investments may be re-invested at lower interest rates.

•  Prepayment risk involves the risk that in declining interest rates environments prepayments of principal could increase and require the Fund to reinvest proceeds of the prepayments at lower interest rates.

•  Extension risk involves the risk that prepayments of principal will decrease when interest rates rise resulting in a longer effective maturity of a security.

•  Credit risk involves the risk that the credit rating of a security may be lowered.

•  Repurchase agreement risk involves the risk that the other party to a repurchase agreement will be unable to complete the transaction and the underlying investment company in which the Fund invests may suffer a loss as a result.

•  Because the Fund owns shares of underlying investment companies that invest in foreign issuers, the Fund is subject to risks presented by investments in such issuers. Securities of foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards.

•  Currency risk is the risk that exchange rates for currencies in which securities held by the underlying investment companies in which the Fund invests are denominated will fluctuate daily. Forward foreign currency exchange contracts may limit potential gains from a favorable change in value between the U.S. dollar and foreign currencies. Unanticipated changes in currency pricing may result in poorer overall performance for the Fund than if it had not engaged in these contracts.

•  The Adviser's judgment about the attractiveness or potential appreciation of a particular underlying investment company security could prove to be wrong or the Fund could miss out on an investment opportunity because the assets necessary to take advantage of such opportunity are tied up in less advantageous investments.

•  Because under normal circumstances the Fund invests at least 80% of its net assets in shares of registered investment companies that emphasize investments in fixed income securities, the NAV of the Fund will change with changes in the share prices of the investment companies in which the Fund invests.

•  Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed only by the credit of the issuing agency or instrumentality. Accordingly, there may be some risk of default by the issuer in such cases.

•  There is a risk that the Fund, which is passively managed, may not perform as well as funds with more active methods of investment management, such as selecting securities based on economic, financial, and market analysis.

•  The performance of the Fund will depend on how successfully the investment adviser(s) to the underlying investment companies pursue their investment strategies.

  More information about the Fund's investments and risks is contained under the section entitled "More About Each Fund's Investments and Risks."

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Performance Information

The chart below illustrates the long-term performance of the Fund. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information is available at www.mymatrix.cc or (866) 780-0357 Ext. 3863.

Best and Worst Quarterly Performance (for the period reflected in the chart above)

Best Quarter: 3.54% (quarter ended December 31, 2008)
Worst Quarter: (0.87)% (quarter ended December 31, 2010)
Year to Date Total Return as of September 30, 2012: 1.93%

Average Annual Total Returns

The table below compares the average annual total returns of the Fund before and after taxes for the past calendar year and since inception to the average total returns of a broad-based securities market index for the same periods.

	1 Year	Since Inception* (December 31, 2007)
Fund Returns Before Taxes	2.84%	2.81%
Fund Returns After Taxes on Distributions*	2.19%	2.13%
Fund Returns After Taxes on Distributions and Sale of Fund Shares*	1.84%	2.00%
CitiGroup World Government Bond Index 1-5 Year Currency Hedged U.S. Dollar Index (reflects no deduction for fees, expenses or taxes)	2.31%	3.28%
Composite Index**	4.06%	3.93%

*  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

**  The Composite Index is comprised of the Three-Month Treasury Bill Index, Barclays Capital Intermediate Government Bond Index, Merrill Lynch 1-3 Year US Government/Corporate Index and Barclays Capital Aggregate Bond Index, each weighted 25%, 25%, 25% and 25%, respectively. Additional information about the Composite Index can be found under the section entitled "Shareholder Information."

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Management of the Fund

Investment Adviser
Matson Money, Inc.

Portfolio Managers
Mark E. Matson: President, Chief Executive Officer and Director, since 1991
Daniel J. List: Chief Compliance Officer and Director of Portfolio Management, since 1994
Steven B. Miller: Director of Operations and Portfolio Manager, since 2004

Purchase and Sale of Fund Shares

The Fund has no minimum initial investment or minimum subsequent investment. The Fund is exclusively available to clients or customers of service organizations approved by the Adviser, including certain brokerage firms, investment advisers, financial institutions and other industry professionals ("Service Organizations"). Only persons or entities having relationships with these Service Organizations may invest in the Fund. You may submit redemption requests on any business day to your Service Organization in person or by telephone, mail or wire.

You can only purchase and redeem shares of a Fund on days the NYSE is open.

Taxes

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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MORE ABOUT EACH FUND'S INVESTMENTS AND RISKS

Investment Strategies

The Summary of Principal Investment Strategies and Summary of Principal Investment Risks sections describe the investment objective and principal investment strategies and risks of each Fund. This section provides some additional information about the Funds and the underlying investment companies in which the Funds may invest and certain portfolio management techniques that such underlying investment companies may use.

Each Fund's investment objective is not fundamental and may be changed without shareholder approval by the Board of Directors of The RBB Fund, Inc. (the "Company") upon prior written notice to shareholders. Shareholders will be given at least 60 days' prior written notice of any change to a Fund's investment objective.

Each Fund pursues its investment objective by investing under normal circumstances at least 80% of its net assets, including any borrowings for investment purposes, in shares of registered investment companies and ETFs. The Adviser focuses on the returns of investment companies within each of the target asset classes while keeping trading costs to a minimum. Under normal market conditions, the Adviser expects substantially all of the Funds net assets to be invested in the securities of investment companies with less than 2% of the net assets of the Free Market U.S. Equity Fund and Free Market Fixed Income Fund, and 5% of the net assets of the Free Market International Equity Fund invested in cash or money market instruments.

Target allocations represent each Funds current target for investments in a particular asset class. Actual allocations may differ from the target allocations due to market fluctuations and other factors. The Adviser may change these target allocations and ranges from time to time without shareholder approval.

Each Fund may invest directly in individual securities. However, the Adviser will not invest directly in individual securities without prior approval of the Company's Board of Directors, except as described in this Prospectus.

Investments in Investment Companies and the Investment Company Industry. Each Fund invests exclusively in investment companies that are not affiliated with it. These investment companies may be within the same fund complex and/or advised by the same investment adviser. The Funds invest primarily in securities of registered investment companies and will attempt to identify investment companies that have demonstrated superior management, favorable investment results, and relatively lower costs and expenses. There can be no assurance that this result will be achieved. Each Fund will indirectly bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests including the advisory and administration fees paid by the underlying fund. Fees and expenses related to each Fund's investments in underlying funds during the fiscal year ended August 31, 2012 are disclosed in each Fund's expense table under "Acquired Fund fees and expenses." Some underlying investment companies may concentrate their investments in various industries or industry sectors and may use options, futures, or options on futures in their investment programs.

Investment decisions by the investment advisers of the underlying investment companies are made independently of the Funds and the Adviser. Therefore, the investment adviser of one underlying investment company may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another underlying investment company. The result of this would be an indirect expense to a Fund without accomplishing any investment purpose.

Each Fund expects that it will select the investment companies in which it will invest based, in part, upon an analysis of the past and projected performance and investment structure of the underlying investment companies. However, each Fund may consider other factors in the selection of investment companies. These other factors include, but are not limited to the investment company's size, shareholder services, liquidity, investment objective and investment techniques. Each Fund will be affected by the losses of its underlying investment companies and the level of risk arising from the investment practices of such investment companies and has no control over the risks taken by such investment companies.

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Investing in investment companies does not eliminate investment risk. When the Adviser has identified a significant upward trend in a particular asset class, each Fund retains the right to invest in investment companies that invest primarily in that particular asset class in accordance with the Fund's target range for that asset class. Investment companies may have greater fluctuations in value when compared to other categories of investment companies that are not invested primarily in the particular asset class selected by the Adviser.

Each Fund's ability to achieve its investment objective will depend largely on the Adviser's ability to select the appropriate mix of underlying investment companies. In addition, achieving each Fund's investment objective will depend on the performance of the underlying investment companies, which depends on the ability of the underlying investment companies to meet their investment objectives. There can be no assurance that either the Funds or their underlying investment companies will achieve their investment objectives.

ETFs are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities that they are designed to track, although lack of liquidity in an ETF could result in its being more volatile. A Fund may incur brokerage fees in connection with its purchase of ETF shares.

More About Underlying Investment Company Investments

Underlying Investment Companies. The underlying investment companies in which the Funds may invest reflect a broad spectrum of investment opportunities including equities, fixed income, domestic, foreign and emerging markets. These investment companies may invest in various obligations and employ various investment techniques. The following describes these obligations and techniques:

Derivative Contracts. The underlying investment companies in which each of the Funds invests may, but need not, use derivative contracts to seek to hedge against the possible adverse impact of changes in stock market prices, currency exchange rates (with respect to the Free Market International Equity Fund only) or interest rates in the market value of its securities or securities to be purchased.

Examples of derivative contracts include: futures and options on securities, securities indices or currencies; options on these futures; forward foreign currency contracts, and interest rate or currency swaps. A derivative contract will obligate or entitle an underlying investment company to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on an underlying investment company's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An underlying investment company may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the investment company's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities in that the counterparty may default on its payment obligations or become insolvent. Derivatives can also make an underlying investment company less liquid and harder to value, especially in declining markets. Some of the underlying investment companies may be permitted to use derivative contracts for speculative purposes.

Equity Investments. The underlying investment companies in which the Free Market U.S. Equity Fund and Free Market International Equity Fund invest may purchase all types of equity securities. Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, and equity participations. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Common stocks may decline over short or even extended periods of time. The purchase of rights or warrants involves the risk that an underlying investment company could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the right's or warrant's expiration. The value of such

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securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. State law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a limited partnership than investors in a corporation.

Fixed Income Investments. The underlying investment companies in which the Free Market Fixed Income Fund invests may purchase all types of fixed income securities. The Free Market U.S. Equity Fund and the Free Market International Equity Fund may invest a portion of their assets in underlying investment companies that invest in fixed income securities, although these investments are not part of such Funds' principal investment strategies. Fixed income investments include bonds, notes (including structured notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by corporate, governmental and foreign issuers and may have all types of interest rate payment and reset terms, including (without limitation) fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

Foreign Securities. The securities held by the underlying investment companies in which the Free Market International Equity Fund and the Free Market Fixed Income Fund invest generally are traded or denominated in foreign currencies. Investments in securities of foreign entities and securities denominated or traded in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. Changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of an underlying investment company's assets denominated or quoted in currencies other than the U.S. dollar. Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.

The underlying investment companies in which the Free Market International Equity Fund invests may purchase depositary receipts. Depositary receipts may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depository, whereas an unsponsored facility is established by the depository without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders.

The underlying investment companies investing in stocks and other equity securities of issuers located in developed markets may invest in the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The investment adviser(s) of the underlying investment companies may also invest from time to time in securities of issuers located in other developed countries, at their discretion.

The underlying investment companies investing in stocks and other equity securities of issuers located in emerging market countries may invest in the following countries: Brazil, Chile, China, Czech Republic, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Philippines, Poland, South Africa, South Korea, Taiwan, Thailand, and Turkey. The investment adviser(s) of the underlying investment companies may also invest from time to time in securities of issuers located in other emerging market countries, at their discretion.

Mortgage-Backed Securities. Mortgage-backed securities in which the underlying investment companies invest may be issued by private companies or by agencies of the U.S. Government. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property.

Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both.

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The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities are particularly subject to prepayment risk. An underlying investment company may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Interest only instruments are particularly subject to extension risk, which is the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase and making its price more sensitive to rate changes and more volatile. Mortgage derivatives and structural securities often employ features that have the effect of leverage. As a result, small changes in interest or prepayment rates may cause large and sudden price movements, especially compared to an investment in a security that is not leveraged. Mortgage derivatives can also become illiquid and hard to value in declining markets. Mortgage-backed securities also include mortgage pass-through certificates and multiple-class pass-through certificates, such as collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).

Recently, the market for mortgage related securities experienced substantially, often dramatically, lower valuations and greatly reduced liquidity. These instruments may be subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates, and therefore may be more difficult to value and more difficult to dispose of than previously. These events may have an adverse impact on the Funds to the extent underlying investment companies invest in mortgage-related or other fixed income securities or instruments affected by the volatility in the fixed income markets.

Securities Lending. The underlying investment companies may seek to increase their income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio securities loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by the underlying investment company will not exceed 33 1/3% of the value of the investment company's total assets. The underlying investment company may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the investment company. Lending portfolio securities involves the risk of delay in receiving additional collateral if the value of the securities goes up while they are on loan.

Borrowing. The underlying investment companies may borrow money for temporary or emergency (not leveraging) purposes. A Fund will not make any additional investments in an investment company while such investment company's borrowings exceed 5% of its total assets.

Temporary Investments. The Funds may depart from their principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in cash or money market instruments. If a Fund were to take a temporary defensive position, it may be unable to achieve its investment objective.

Investment Risks

The following provides additional information about the risks of investing in the Funds:

Other Investment Companies. Each Fund's NAV will fluctuate due to business developments concerning a particular issuer or industry as well as general market and economic conditions affecting securities held by the particular underlying investment companies in which the Fund invests. Investment decisions by the investment advisers of the underlying investment companies in which the Funds invest are made independently of the Funds and the Adviser. Each Fund will be affected by the losses of its underlying investment companies and the risks involved in the investment practices of such investment companies. Neither the Funds nor the Adviser has any control over the risks taken by such investment companies. Some underlying investment companies may concentrate their investments in various industries or sectors and may invest in derivative securities, options or futures.

Small Company Securities. While the securities of small capitalization companies in which the Free Market U.S. Equity and Free Market International Equity Funds' underlying investment companies invest may offer greater

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opportunity for capital appreciation than larger companies, investment in such companies presents greater risks than investment in larger, more established companies. Historically, small capitalization stocks have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the lower degree of liquidity in the markets for such stocks, and the potentially greater sensitivity of such small companies to changes in or failure of management, and to many other changes in competitive, business, industry and economic conditions, including risks associated with limited product lines, markets, management depth, or financial resources. Besides exhibiting greater volatility, micro and small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Additionally, while the markets in securities of small companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the underlying investment companies in which the Funds invest may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

Stock Market. Underlying investment companies in which the Free Market U.S. Equity Fund and Free Market International Equity Fund may invest are subject to fluctuations in the stock markets, which have periods of increasing and decreasing values. Equity securities typically have greater volatility than fixed income securities.

Foreign Investing. Foreign securities in which the Free Market International Equity Fund and Free Market Fixed Income Fund's underlying investment companies may invest pose additional risks over U.S.-based securities for a number of reasons. Investments in foreign securities may adversely affect the value of an investment in certain underlying investment companies. Foreign economic, governmental, and political systems may be less favorable than those of the U.S. Foreign governments and may exercise greater control over their economies, industries, and citizens' rights. Specific risk factors related to foreign securities include: inflation, structure and regulation of financial markets, liquidity and volatility of investments, currency exchange rates and regulations, and accounting standards. Foreign companies may also be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign securities may be subject to high levels of foreign taxation and withholding. In addition, these underlying investment companies may incur higher costs and expenses when making foreign investments, which will affect the underlying investment companies' total return.

Currency Risk. With respect to investments in foreign securities by underlying investment companies in which the Free Market International Equity Fund and the Free Market Fixed Income Fund invest, exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S. Foreign securities are usually denominated in a foreign currency; therefore, changes in foreign currency exchange rates can affect the NAV of an underlying investment company. Diversification among foreign currencies will not protect the underlying investment companies against a general increase in the value of the U.S. dollar relative to other currencies.

Emerging Market Securities. Underlying investment companies in which the Free Market International Equity Fund invests may purchase the securities of issuers located in developing or emerging market countries. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets, because there is greater uncertainty in less established markets and economies. These risks include political, social or economic systems, smaller securities markets, lower trading volume, and substantial rates of inflation. To the extent an underlying investment company is invested in emerging market securities, it will be subject to higher risk than those investing in securities of developed market countries.

Interest Rate Risk. During periods of rising interest rates, an underlying investment company's yield and the market value of the investment company's fixed-income securities will tend to be lower than prevailing market

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interest rates. In periods of falling interest rates, the underlying investment company's yield and the market value of the underlying investment company's fixed-income securities generally will tend to be higher than prevailing market interest rates. Prices of longer-term fixed income securities are typically more sensitive to changes in interest rates than prices of shorter-term fixed-income securities.

Cash Flow Risk. Payment of principal on the mortgages or other assets underlying a particular fixed income security in which an underlying investment company invests may be faster or slower than estimated. Interest only instrument are particularly subject to extension risk, which is the risk that principal repayment will not occur as quickly as anticipated, causing the expected maturity of a security to increase and making its price more sensitive to rate change and more volatile. When interest rates decline, borrowers may pay off their mortgages or other loans sooner than expected and will typically shorten the average life of these instruments. This is known as prepayment risk.

Credit/Default Risk. The credit rating of an issuer or guarantor of a security in which an underlying investment company invests may be lowered or an issuer or guarantor of a security or the counterparty to a derivatives contract or a repurchase agreement may default on its payment obligations.

U.S. Government Securities Risk. Although a Fund's investments in U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. Government would provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

In September 2008, the U.S. Treasury Department and the Federal Housing Finance Agency ("FHFA") announced that Fannie Mae and Freddie Mac would be placed in conservatorship under the FHFA. On June 16, 2010, FHFA ordered Fannie Mae's and Freddie Mac's stock de-listed from the New York Stock Exchange after the price of common stock in Fannie Mae fell below the New York Stock Exchange's minimum average closing price of $1 for more than 30 days. The long-term effect that this conservatorship will have on Fannie Mae and Freddie Mac's debt and equity and on securities guaranteed by Fannie Mae and Freddie Mac is unclear.

Derivatives Risk. Loss may result from an underlying investment company's investments in futures, swaps, options and other derivative instruments. These instruments may be leveraged so that small changes in value may produce disproportionate losses to the underlying investment company. Using derivative instruments may involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. An underlying investment company's investment in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the underlying investment company will engage in these transactions to reduce exposure to other risks when they would be beneficial.

Non-diversified Investments. The performance of large positions in certain equity or fixed income securities may significantly impact the performance of an underlying investment company, resulting in greater volatility.

Concentration. Concentration of investments within one industry or market sector may subject an underlying investment company to greater market fluctuations. The Funds will not knowingly concentrate their investments, directly or indirectly, in any industry.

Disclosure of Portfolio Holdings

A description of the Company's policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the SAI. The SAI is incorporated herein.

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Broad-Based and Composite Indices

Each Fund intends to evaluate its performance as compared to that of a broad-based index and a Composite Index:

Free Market U.S. Equity Fund. The broad-based index is the Russell 2500® Index. The Composite Index will be comprised of the S&P 500® Index, Russell 1000® Value Index, Russell 2000® Index and Russell 2000® Value Index, each weighted 25%, 25%, 25% and 25%, respectively. The following is a description of the broad-based index and each index comprising the Composite Index:

The Russell 2500® Index consists of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500® Index is constructed to provide a comprehensive and unbiased barometer for the small to mid-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the Index. The Russell 2500® Index includes the smallest 2,500 securities in the Russell 3000® Index. The Russell 3000® Index is made up of 3,000 of the biggest U.S. stocks. As of May 31, 2012, the medium market capitalization of the companies in the Russell 2500® Index was $720 million and the largest stock was $6.345 billion.

The S&P 500® Index consists of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® Index is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large-cap universe. The S&P 500® Index is a market-value weighted index and each stock's weight in the index is proportionate to its market value.

The Russell 1000® Value Index consists of the large-cap value segment of the U.S. equity universe. The Russell 1000® Value Index is constructed to provide a comprehensive and unbiased barometer of the large-cap value market.

The Russell 2000® Index consists of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the Index. The Russell 2000® Index includes the smallest 2000 securities in the Russell 3000® Index.

The Russell 2000® Value Index consists of the small-cap value segment of the U.S. equity universe. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer of the small-cap value market.

Free Market International Equity Fund. The broad-based index is the MSCI World (excluding U.S.) Index. The Composite Index will be comprised of the MSCI EAFE Index, MSCI EAFE Value Index, MSCI EAFE Small Company Index, and MSCI Emerging Markets Free Index, each weighted 25%, 25%, 25% and 25%, respectively. The following is a description of the broad-based index and each index comprising the Composite Index:

The MSCI World (excluding U.S.) Index is a stock market index of 'world' stocks maintained by Morgan Stanley Capital International ("MSCI"). The index includes a selection of stocks of developed markets, as defined by MSCI. This index contains securities from the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and United Kingdom. As of September 30, 2012, the median capitalization of the MSCI World (excluding U.S.) Index was $7.36 billion and the weighted average market capitalization was $ 53.16 billion.

The MSCI Europe, Australasia, and Far East ("EAFE") Index is a stock market index of foreign stocks that covers 85% of the equity market of the following developed countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and United Kingdom.

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The MSCI EAFE Value Index is a subset of the EAFE Index and includes securities from Europe, Australasia (Australia and Asia) and the Far East. The Index generally represents approximately 50% of the market capitalization of the EAFE Index and consists of those securities classified by MSCI as most representing the value style.

The MSCI EAFE Small Cap Index targets 40% of the eligible small cap universe within each industry group, within each country. MSCI defines the small cap universe as all listed securities that have a market capitalization in the range of $200 million to $1.5 billion. The small cap segment covers the 85% – 99% range of each market's free float-adjusted market capitalization.

The MSCI Emerging Markets Free Index is designed to measure equity market performance in global emerging markets. The Index contains securities from the following emerging market countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Free Market Fixed Income Fund. The broad-based index is the CitiGroup World Government Bond Index 1-5 Year Currency Hedged U.S. Dollar Index. The Composite Index will be comprised of the Three-Month Treasury Bill Index, Barclays Capital Intermediate Government Bond Index, Merrill Lynch 1-3 Year US Government/Corporate Index and Barclays Capital Aggregate Bond Index, each weighted 25%, 25%, 25% and 25%, respectively. The following is a description of the broad-based index and each index comprising the Composite Index:

CitiGroup World Government Bond Index 1-5 Year Currency Hedged U.S. Dollar Index includes the most significant and liquid government bond markets globally that carry at least an investment grade rating. Currently, this includes the 23 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Malaysia, Mexico, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

Three Month Treasury-Bill Index consists of three-month Treasury bills purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The index is rebalanced monthly by market capitalization.

Barclays Capital Intermediate Government Bond Index is a weighted index of U.S. government and government agency securities (other than mortgage securities) with maturities of one year or more.

Merrill Lynch 1-3 Year U.S. Government/Corporate Index is an unmanaged index of short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

Barclays Capital Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected securities are excluded. The Index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in the U.S. The Barclays Capital Aggregate Bond Index is an intermediate term index. The average maturity is 6.7 years as of September 30, 2012.

Credit Ratings

Corporate debt obligations and dollar-denominated obligations of foreign issuers issued in the U.S. in which the underlying investment companies that the Free Market Fixed Income Fund may invest will be issued by companies whose commercial paper is rated Prime-1 by Moody's Investors, Inc. ("Moody's") or A-1 by Standard & Poor's® ("S&P") If the issuer's commercial paper is unrated, then the debt security must be rated at least AA by S&P or Aa2 by Moody's. If there is neither a commercial paper rating nor a rating of the debt security, then the investment adviser(s) to the underlying investment companies must determine that the debt security is of comparable quality to equivalent issues of the same issuer rated at least AA or Aa2.

23

Commercial paper in which the underlying investment companies may invest will be rated, at the time of purchase, A-1 or better by S&P or Prime-1 by Moody's, or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated Aaa by Moody's or AAA by S&P.

Debt securities of foreign issuers in which the underlying investment companies may invest will be rated AA or better by S&P or Aa2 or better by Moody's.

24

MANAGEMENT OF THE FUNDS

Investment Adviser

Matson Money, Inc. (formerly known as Abundance Technologies, Inc.) ("Matson Money" or the "Adviser") is located at 5955 Deerfield Blvd., Mason, OH 45040. Matson Money was founded in 1991 and provides advisory services to individuals, trusts, corporations, non-profit organizations, retirement plans and foundations. Mark E. Matson, President, Chief Financial Officer and a Director of Matson Money, owns approximately 90% of Matson Money's outstanding voting securities. Matson Money had approximately $3,478 billion in assets under management as of November 30, 2012.

Subject to the general supervision of the Company's Board of Directors, Matson Money manages the Funds' portfolios and is responsible for the selection and management of all investments of the Funds in accordance with the Funds' respective investment objectives and policies.

Portfolio Managers

A team of portfolio managers, led by Daniel J. List, is responsible for the day-to-day operation of the Funds. Mark E. Matson and Steven B. Miller assist Mr. List in managing the assets of the Funds.

Daniel J. List, Chief Compliance Officer and Director of Portfolio Management of the Adviser, has been employed by the Adviser since 1994. He is responsible for portfolio designs, compliance, trading and system designs.

Mark E. Matson, President, Chief Executive Officer and Director of the Adviser, founded the Adviser in 1991 and serves as head portfolio manager at the Adviser.

Steven B. Miller, Director of Operations and Portfolio Manager of the Adviser, has been employed by the Adviser since April 2004 as a portfolio manager and then as Director of Operations. Prior thereto, he was a senior financial analyst with F+W Publications Inc. from November 2002 to April 2004, and a financial analyst with MidLand Enterprises, Inc. from April 2002 to November 2002.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

Management Fees

Pursuant to an investment advisory agreement with the Company, the Adviser is entitled to an advisory fee at the annual rate of 0.50% of each Fund's average daily net assets, computed daily and payable monthly. Effective January 1, 2013, the Adviser is entitled to an advisory fee at an annual rate of 0.50% of the first $1 billion of each Fund's average daily net assets, 0.49% of each Fund's average daily net assets over $1 billion to $5 billion and 0.47% of each Fund's average daily net assets over $5 billion. For the fiscal year ended August 31, 2012, the Free Market U.S. Equity Fund, Free Market International Equity Fund and Free Market Fixed Income Fund each paid 0.50% (expressed as a percentage of average net assets) to Matson Money for its services. The Adviser has voluntarily agreed to waive its advisory fee and/or reimburse expenses in order to limit Total annual Fund operating expenses to 1.13%, 1.35% and 1.00% of the average daily net assets of the Free Market U.S. Equity Fund, Free Market International Equity Fund and Free Market Fixed Income Fund, respectively. The Adviser may discontinue these arrangements at any time. A discussion regarding the basis for Board of Directors' approving the investment advisory agreement with respect to the Funds is available in the Funds' annual report to shareholders dated August 31, 2012.

25

SHAREHOLDER INFORMATION

Pricing of Fund Shares

The Funds' shares ("Shares") are priced at their net asset value ("NAV"). The NAV per Share of each Fund is calculated as follows:

Each Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The Funds will effect purchases and redemptions of Fund Shares at the NAV next calculated after receipt by the Fund's Transfer Agent of your purchase order or redemption request in good order.

Investments in underlying open-end investment companies are valued based on the NAV of those investment companies at the close of business that day. Investments in ETFs and closed-end funds will be valued at their market price. A Fund's direct investments in equity securities listed on any national or foreign exchange will be valued at the last sale price for all exchanges, except the National Association of Securities Dealers Automatic Quotation System ("NASDAQ"). Equity securities listed on NASDAQ will be valued at the official closing price for NASDAQ. Direct investments in equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. A Fund's direct investments in fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Direct investments in fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Direct investments in foreign securities, currencies and other securities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation. If a Fund holds foreign securities, the calculation of the Fund's NAV will not occur at the same time as the determination of the value of the foreign securities in the Fund's portfolio, since these securities are traded on foreign exchanges.

If market quotations are unavailable or deemed unreliable by the Funds' administrator, in consultation with the Adviser, the Fund's investments will be valued by the Adviser in accordance with procedures adopted by the Company's Board of Directors and under the Board of Directors ultimate supervision. In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before a Fund prices its shares. In such instances, a foreign security may be fair valued in accordance with procedures adopted by the Company's Board of Directors. The use of a pricing service and fair valuation involve the risk that the values used by a Fund to price its investments may be higher or lower than the values used by other mutual funds and investors to price the same investments.

Market Timing

In accordance with the policy adopted by the Company's Board of Directors, the Company discourages and does not accommodate market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt Fund management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund Shares held by long-term shareholders. The Company and the Adviser reserve the right to (i) reject a purchase or exchange order, (ii) delay payment of immediate cash redemption proceeds for up to seven calendar days, (iii) revoke a shareholder's privilege to purchase Fund Shares (including exchanges), or (iv) limit the amount of any exchange involving the purchase of Fund Shares. An investor may receive notice that their purchase order or exchange has been rejected after the day the order is placed or after acceptance by a financial intermediary.

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It is currently expected that a shareholder would receive notice that its purchase order or exchange has been rejected within 48 hours after such purchase order or exchange has been received by the Company in good order. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise their right if, in the Company's (or the Adviser's) judgment, an investor has a history of excessive trading or if an investor's trading, in the judgment of the Company or the Adviser, has been or may be disruptive to a Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm a Fund and its shareholders or would subordinate the interests of a Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

Pursuant to the policy adopted by the Board of Directors, the Adviser has developed criteria that it uses to identify trading activity that may be excessive. If, in its judgment, the Adviser detects excessive, short-term trading, the Adviser may reject or restrict a purchase request and may further seek to close an investor's account with a Fund.

There is no assurance that the Funds will be able to identify market timing, particularly if shareholders invest through intermediaries.

If necessary, the Company may prohibit additional purchases of Fund shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers' trading activities in the Funds. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company's excessive trading policies, the Company may take certain actions, including terminating the relationship.

Purchase of Fund Shares

General. Shares of the Funds are offered continuously for sale at NAV by Foreside Funds Distributors, LLC, formerly known as BNY Mellon Distributors Inc. (the "Underwriter"). You can only purchase Shares through the means described below. The Funds have no minimum initial investment or minimum subsequent investment.

Purchases Through Intermediaries. The Funds are exclusively available to clients or customers of service organizations approved by the Adviser, including certain brokerage firms, investment advisers, financial institutions and other industry professionals ("Service Organizations"). Only persons or entities having relationships with these Service Organizations may invest in the Funds. If a shareholder terminates his or her relationship with a Service Organization, the shareholder will not be permitted to purchase additional Fund Shares except for Shares purchased as a result of the reinvestment of dividends and distributions. Service Organizations may impose transaction or administrative charges or other direct fees, which would not be imposed if shares of the Fund were purchased directly from the Company. Therefore, investors should contact the Service Organization acting on their behalf concerning the fees, if any, charged in connection with a purchase or redemption of shares of the Funds and should read this Prospectus in light of the terms governing their accounts with the Service Organization. Service Organizations may impose minimum initial and minimum subsequent investment requirements with respect to their clients' or customers' investments in the Funds and will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company and with clients and customers. A Service Organization or, if applicable, its designee that has entered into such an agreement with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses.

Good Order. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or if applicable, its authorized designee, accepts a purchase or redemption order in good order. Orders received by a Service Organization in good order will be executed at the Fund's next determined NAV after they are accepted by the Service Organization or its authorized designee.

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Retirement Plans. Shares of a Fund may be purchased in connection with various retirement plans, including Individual Retirement Accounts ("IRAs"), section 403(b) plans and retirement plans for self-employed individuals, partnerships and corporations and their employees. Detailed information concerning retirement plans is available from your Service Organization. A $15.00 retirement custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact your Service Organization. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with a tax advisor.

Other Purchase Information: The Company reserves the right, in its sole discretion, to suspend the offering of Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of a Fund. The Adviser will monitor each Fund's total assets and may decide to close any of the Funds at any time to new investments or to new accounts due to concerns that a significant increase in the size of a Fund may adversely affect the implementation of the Fund's strategy. Subject to the Board of Directors' discretion, the Adviser may also choose to reopen a Fund to new investments at any time and may subsequently close the Fund again should concerns regarding the Fund's size recur. If a Fund closes to new investments, the Fund would be offered only to certain existing shareholders of the Fund and certain other persons, who are generally subject to cumulative, maximum purchase amounts, as follows:

a.  persons who already hold Shares of the closed Fund directly or through accounts maintained by brokers by arrangement with the Company,

b.  existing and future clients of financial advisers and planners whose clients already hold Shares of the closed Fund, and

c.  employees of the Adviser and their spouses, parents and children.

Other persons who are shareholders of the other Free Market Funds are not permitted to acquire Shares of the closed Fund by exchange. Distributions to all shareholders of the Funds will continue to be reinvested unless a shareholder elects otherwise. The Adviser reserves the right to implement other purchases limitations at the time of closing, including limitations on current shareholders.

Customer Identification Program: Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Fund or to involuntarily redeem an investor's Shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's Shares when an investor's identity cannot be verified.

Redemption of Fund Shares

General: You may submit redemption requests to your Service Organization in person or by telephone, mail or wire. Redemption requests are effected at the NAV next calculated after receipt of the redemption request by your Service Organization in proper form and transmission of the request to the Transfer Agent. The Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. You can only redeem Shares of a Fund on days the NYSE is open. Your Service Organization may refuse a telephone redemption request if it believes it is advisable to do so. You will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided your Service Organization reasonably believes that the instructions are genuine. Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.

Telephone Redemptions: During periods of dramatic economic or market changes, you may experience difficulty in implementing a telephone redemption with your Service Organization because of increased telephone volume.

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Involuntary Redemption: Each Fund reserves the right to redeem a shareholder's account in the Fund at any time the value of the account falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account in a Fund is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

Each Fund may assert the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

Other Redemption Information: Redemption proceeds for Shares of a Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by purchasing shares electronically through a wire transfer.

Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the Securities and Exchange Commission. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Fund instead of cash in conformity with applicable rules of the SEC. If a shareholder receives redemption proceeds in-kind, the shareholders will bear the market risk of the securities received in the redemption until their disposition and should expect to incur transaction costs upon the disposition of the securities. The Company has elected, however, to be governed by Rule 18f-1 under the Investment Company Act of 1940, so that a Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of the Fund's NAV during any 90-day period for any one shareholder of the Fund.

Good Order: A redemption request is considered to be in good order when all necessary information is provided and all required documents are properly completed, signed and delivered. Redemption requests not in good order may be delayed.

Exchange Privilege

The exchange privilege is available to shareholders residing in any state in which the Shares being acquired may be legally sold. A shareholder may exchange Shares of any Free Market Fund for Shares of another Free Market Fund up to six (6) times per year (one exchange per calendar month). Such an exchange will be effected at the NAV of the exchanged Shares and the NAV of the Shares to be acquired next determined after a Service Organization's receipt of a request for an exchange. An exchange of Shares will be treated as a sale for federal income tax purposes. A shareholder may make an exchange, if authorized, by telephone. Defined contribution plans and IRA accounts are not subject to the above exchange limitations.

If the exchanging shareholder does not currently own Shares of the Fund, a new account will be established with the same registration, dividend and capital gain options as the account from which Shares are exchanged, unless otherwise specified in writing by the shareholder. The exchange privilege may be modified or terminated at any time, or from time to time, by the Funds, upon 60 days' written notice to shareholders. If a shareholder wants to exchange Shares into a new account in a Fund, the dollar value of the Shares acquired must equal or exceed the Fund's minimum investment requirement for a new account. If a shareholder wants to exchange Shares into an existing account, the dollar value of the shares must equal or exceed the Fund's minimum investment requirement for additional investments. If an amount remains in the Fund from which the exchange is being made that is below the minimum account value required, the account will be subject to involuntary redemption.

The Funds' exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege, which may potentially disrupt the management of the Funds and increase transaction costs, the Funds have established a policy of limiting excessive exchange activity. Shareholders are entitled to six (6) exchange redemptions (one exchange

29

per calendar month) from each Fund during any twelve-month period. Notwithstanding these limitations, the Funds reserve the right to reject any purchase request that is deemed to be disruptive to efficient portfolio management.

Dividends and Distributions

Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Fund unless a shareholder elects otherwise.

The Free Market U.S. Equity Fund and the Free Market International Equity Fund will declare and pay dividends from net investment income annually. The Free Market Fixed Income Fund will declare and pay dividends from net investment income quarterly. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Funds at least annually.

Taxes

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the summary assumes you are a U.S. citizen or resident or otherwise subject to U.S. federal income tax. Potential investors should consult their tax advisers for further information regarding federal, state, local and/or foreign tax consequences relevant to their specific situations.

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund (including distributions attributable to net capital gains of underlying investment companies) will be taxable to you as long-term capital gain, regardless of how long you have held your Shares. For taxable years beginning after December 31, 2012, the maximum long-term capital gain rate applicable to individuals, estates, and trusts is 20%. Other Fund distributions will generally be taxable as ordinary income. A portion of those distributions, however, may be treated as "qualified dividend income" taxable to non-corporate U.S. shareholders at long-term capital gain rates, as long as certain requirements are met. A distribution is treated as qualified dividend income to the extent a Fund or an underlying investment company receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that the holding period and other requirements are met by the Fund, the underlying investment company and the shareholder. Additionally, a portion of the distributions paid by a Fund may be eligible for the dividends-received deduction for corporate shareholders. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional Shares. You will be notified annually of the tax status of distributions to you.

Distributions from a Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

It is expected that the underlying funds of the Free Market International Equity Fund will be subject to foreign withholding or other foreign income taxes with respect to dividends or interest received from (and, in some cases, gains recognized on shares of stock of) non-U.S. companies. These underlying funds and the Free Market International Equity Fund may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (1) to credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit, subject to applicable limitations, or (2) to take that amount as an itemized deduction.

You should note that if you purchase Shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of a portion of your purchase price. This is known as "buying into a dividend."

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You will recognize taxable gain or loss on a sale, exchange or redemption of your Shares, based on the difference, if any, between your tax basis in the Shares and the amount you receive for them. This gain or loss will generally be capital gain or loss if you hold your Fund Shares as capital assets and will be long-term if you held your Shares for more than twelve months. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held Shares.) Additionally, any loss realized on a disposition of Shares of a Fund may be disallowed under "wash sale" rules to the extent the Shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired. An exchange of each Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal income tax.

Any loss realized on Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the Shares.

Medicare Tax on Investment Income: For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from sales, exchanges or redemptions of Fund shares) of individuals, estates and trusts to the extent "modified gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount.

IRAs and Other Tax-Qualified Plans: One major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Backup Withholding: On the New Account Application Form, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires each Fund to withhold a percentage of any dividend and redemption or exchange proceeds. The current withholding rate is 28%. Each Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.

U.S. Tax Treatment of Foreign Shareholders: Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of regulated investment companies such as the Funds, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Funds' net capital gains (the excess of net long-term capital gains over net short-term capital loss) and, for taxable years of the Funds beginning before January 1, 2014, dividends attributable to the Funds' interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Funds.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on sale, exchange or redemption of shares in the Funds.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in a Fund is effectively connected with that trade or business, or a foreign individual investor is present in the United States for 183 days or more in a calendar year, then the foreign investor's income from the Funds will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

Beginning January 1, 2014, the Funds will be required to withhold 30% tax on certain payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.

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All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Funds.

State and Local Taxes: Shareholders may also be subject to state and local taxes on income or gain from Fund shares. Shareholders should consult their advisers regarding the tax status of distributions in their state and locality.

More information about taxes is contained in the Fund's SAI.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance since the Funds' inception on December 31, 2007. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Funds' independent registered public accounting firm. This information should be read in conjunction with the Funds' financial statements which, together, with the report of the independent registered public accounting firm, are included in the Fund's annual report, which is available upon request (see back cover for ordering instructions).

FREE MARKET U.S. EQUITY FUND

	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009	For the Period December 31, 2007(1) Through August 31, 2008
Per Share Operating Performance
Net asset value, beginning of period	$10.33	$8.65	$8.21	$10.29	$10.00
Net investment income	0.08 (2)	0.06 (2)	0.02 (2)	0.10 (2)	—	(3)
Net realized and unrealized gain/(loss) on investments	1.43	1.68	0.46	(2.09)	0.29
Net increase/(decrease) in net assets resulting from operations	1.51	1.74	0.48	(1.99)	0.29
Dividends and distributions to shareholders from:
Net investment income	(0.06)	(0.06)	(0.03)	(0.09)	—
Net realized capital gains	(0.08)	— (4)	—	—	—
Tax return of capital	—	—	(0.01)	—	—
Total dividends and distributions to shareholders	(0.14)	(0.06)	(0.04)	(0.09)	—
Net asset value, end of period	$11.70	$10.33	$8.65	$8.21	$10.29
Total investment return(4)	14.77%	20.11%	5.88%	(19.19)%	2.90	%(6)
Ratio/Supplemental Data
Net assets, end of period (000's omitted)	$933,514	$679,147	$485,191	$312,104	$187,039
Ratio of expenses to average net assets(7)	0.64%	0.64%	0.67%	0.72%	0.84	%(8)
Ratio of net investment income to average net assets(7)	0.73%	0.55%	0.22%	1.37%	0.02	%(8)
Portfolio turnover rate	4%	9%	3%	1%	0	%(6)

(1)  Commencement of operations.

(2)  The selected per share data was calculated using the average shares outstanding method for the period.

(3)  Amount less than $0.005 per share.

(4)  Amount less than $(0.005) per share.

(5)  Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(6)  Not annualized.

(7)  The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(8)  Annualized.
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FINANCIAL HIGHLIGHTS

FREE MARKET INTERNATIONAL EQUITY FUND

	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009	For the Period December 31, 2007(1) Through August 31, 2008
Per Share Operating Performance
Net asset value, beginning of period	$8.78	$7.97	$8.02	$8.85	$10.00
Net investment income	0.18 (2)	0.16 (2)	0.11 (2)	0.13 (2)	0.08
Net realized and unrealized gain/(loss) on investments	(0.64)	0.78	(0.04)	(0.85)	(1.23)
Net increase/(decrease) in net assets resulting from operations	(0.46)	0.94	0.07	(0.72)	(1.15)
Dividends and distributions to shareholders from:
Net investment income	(0.17)	(0.13)	(0.09)	(0.11)	—
Net realized capital gains	(0.11)	—	(0.03)	—	—
Total dividends and distributions to shareholders	(0.28)	(0.13)	(0.12)	(0.11)	—
Net asset value, end of period	$8.04	$8.78	$7.97	$8.02	$8.85
Total investment return(3)	(4.98)%	11.60%	0.86%	(7.71)%	(11.50	)%(4)
Ratio/Supplemental Data
Net assets, end of period (000's omitted)	$648,710	$516,073	$365,465	$258,632	$130,821
Ratio of expenses to average net assets(5)	0.65%	0.66%	0.68%	0.73%	0.92	%(6)
Ratio of net investment income to average net assets(5)	2.21%	1.66%	1.29%	2.01%	2.94	%(6)
Portfolio turnover rate	3%	4%	8%	2%	0	%(4)

(1)  Commencement of operations.

(2)  The selected per share data was calculated using the average shares outstanding method for the period.

(3)  Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)  Not annualized.

(5)  The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(6)  Annualized.

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FINANCIAL HIGHLIGHTS

FREE MARKET FIXED INCOME FUND

	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009	For the Period December 31, 2007(1) Through August 31, 2008
Per Share Operating Performance
Net asset value, beginning of period	$10.48	$10.50	$10.35	$10.04	$10.00
Net investment income	0.11 (2)	0.12 (2)	0.13 (2)	0.21 (2)	0.02
Net realized and unrealized gain on investments	0.09	0.09	0.27	0.25	0.04
Net increase in net assets resulting from operations	0.20	0.21	0.40	0.46	0.06
Dividends and distributions to shareholders from:
Net investment income	(0.14)	(0.22)	(0.21)	(0.15)	(0.02)
Net realized capital gains	— (3)	— (3)	(0.04)	—	—
Tax return of capital	—	(0.01)	—	—	—	(3)
Total dividends and distributions to shareholders	(0.14)	(0.23)	(0.25)	(0.15)	(0.02)
Net asset value, end of period	$10.54	$10.48	$10.50	$10.35	$10.04
Total investment return(4)	1.90%	2.06%	3.96%	4.62%	0.61	%(5)
Ratio/Supplemental Data
Net assets, end of period (000's omitted)	$946,975	$761,683	$459,282	$210,107	$128,982
Ratio of expenses to average net assets(6)	0.63%	0.65%	0.68%	0.75%	0.97	%(7)
Ratio of net investment income to average net assets(6)	1.08%	1.12%	1.31%	2.06%	0.26	%(7)
Portfolio turnover rate	1%	0%	1%	84%	0	%(5)

(1)  Commencement of operations.

(2)  The selected per share data was calculated using the average shares outstanding method for the period.

(3)  Amount less than $(0.005) per share.

(4)  Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)  Not annualized.

(6)  The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(7)  Annualized.

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FOR MORE INFORMATION ABOUT MATSON MONEY FAMILY OF FUNDS

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Funds is available free of charge, upon request, including:

Annual/Semi-Annual Reports

These reports contain additional information about the Funds' investments, describe the Funds' performance, list portfolio holdings, and discuss recent market conditions and economic trends. The Annual Report includes market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

Statement of Additional Information ("SAI")

An SAI, dated December 31, 2012 has been filed with the SEC. The SAI, which includes additional information about the Funds, may be obtained free of charge, along with the Annual and Semi-Annual Reports when available, by calling (866) 780-0357 Ext. 3863 or at the Adviser's website at www.mymatrix.cc. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus (and is legally part of the Prospectus).

Shareholder Inquiries

Representatives are available to discuss account balance information, mutual fund prospectuses, literature programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday-Friday. Call: (866) 780-0357 Ext. 3863.

Purchases and Redemptions
Call (866) 780-0357 Ext. 3863

Written Correspondence
Street Address:

Matson Money, Inc. Family of Funds
c/o BNY Mellon Asset Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

Securities and Exchange Commission

You may also view and copy information about the Company and the Fund, including the SAI, by visiting the SEC's Public Reference Room in Washington, DC or the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain copies of fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-1520. You may obtain information on the operation of the public reference room by calling the SEC at 1-202-942-8090.

Investment Company Act File No. 811-05518

Perimeter Small Cap Growth Fund
Of The RBB Fund, Inc.

Ticker: PSCGX

Investor Class Shares Prospectus  December 31, 2012

Investment Adviser:

Perimeter Capital Management

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.
Any representation to the contrary is a criminal offense.

SUMMARY SECTION

INVESTMENT OBJECTIVE	3
EXPENSES AND FEES	3
PRINCIPAL INVESTMENT STRATEGIES	4
PRINCIPAL INVESTMENT RISKS	5
PERFORMANCE INFORMATION	6
MANAGEMENT OF THE FUND	8
PURCHASE AND SALE INFORMATION	9
TAXES	9
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	9

FUND INFORMATION

MORE INFORMATION ABOUT FUND INVESTMENTS	10
MORE INFORMATION ABOUT RISK	10
BROAD-BASED SECURITIES MARKET INDEX	13
DISCLOSURE OF PORTFOLIO HOLDINGS	13
MORE INFORMATION ABOUT MANAGEMENT OF THE FUND	13

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES	16
PURCHASE OF FUND SHARES	17
REDEMPTION OF FUND SHARES	21
MARKET TIMING	24
EXCHANGE PRIVILEGE	26
DIVIDENDS AND DISTRIBUTIONS	26
MORE INFORMATION ABOUT TAXES	27
DISTRIBUTION ARRANGEMENTS	30
FINANCIAL HIGHLIGHTS	32
PERFORMANCE OF COMPARABLE ACCOUNT	33

SUMMARY SECTION

INVESTMENT OBJECTIVE

The investment objective of the Perimeter Small Cap Growth Fund (the "Fund") is to seek long-term capital appreciation.

EXPENSES AND FEES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund.

Investor Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge Imposed on Reinvested Dividends	None
Redemption Fee (Charged on redemptions within 7 days of purchase)	2.00%
Exchange Fee (Charged on exchanges within 7 days of purchase)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.30%
Total Annual Fund Operating Expenses	1.45%
Less Fee Waiver and/or Expense Reimbursement(1)	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.35%

(1)  The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.35% of the Fund's average daily net assets attributable to Investor Class Shares. In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total Annual Fund Operating Expenses to exceed 1.35%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2013 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. If at any time during the first three years the Advisory Agreement is in effect, the Fund's Investor Class Shares Total Annual Fund Operating Expenses for that year are less than 1.35%, the Adviser may recoup any waived amount from the Fund if such reimbursement does not cause the Fund to exceed existing expense limitations.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example

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assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$137	$448	$781	$1,724

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance During the most recent fiscal year ended August 31, 2012, the Fund's portfolio turnover rate was 138%, of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets in small-cap equity securities. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund currently defines small-cap equity securities as those of companies with market capitalizations between $50 million and $3 billion at the time of purchase. The Fund's investments will generally consist of U.S. traded securities, which may include common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and American Depositary Receipts ("ADRs"). ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depository, whereas an unsponsored facility is established by the depository without participation by the issuer of the underlying security. The Fund purchases equity securities and ADRs traded in the U.S. on registered exchanges or the over-the-counter market.

The Fund's investment philosophy is based on the premise that a portfolio of small cap stocks with positive earnings trends, reasonable valuation, and strong fundamentals will provide superior returns over time. The Adviser selects companies with strong current earnings growth, improving profitability, strong balance sheets, and strong current and projected business

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fundamentals which are priced at reasonable valuations. The Adviser believes in executing a very disciplined and objective investment process and in controlling risk through a broadly diversified portfolio. Because companies tend to shift in relative attractiveness, the Fund may buy and sell securities frequently, which may result in higher transaction costs, additional capital gains tax liabilities and may adversely impact performance.

In addition, in order to implement its investment strategy, the Adviser may buy or sell, to a limited extent, derivative instruments to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk. The Fund may purchase or sell futures contracts; sell options on a futures contract; purchase or write put and call options on securities, securities indices and currencies; or enter into equity index or interest rate swap agreements as the Adviser determines is appropriate in seeking the Fund's investment objective. The Fund may use derivatives for bona fide hedging; attempting to increase yield; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; or attempting to gain exposure to a particular market, index or instrument.

The Adviser will identify sell candidates for a variety of reasons, including but not limited to: (i) business fundamentals peak, begin to change or deteriorate; (ii) earnings characteristics change, including negative estimate revisions, negative earnings surprise and slowing earnings and/or revenue momentum; (iii) a stock reaches extreme overvaluation; and (iv) a stock's ranking weakens within the selection universe. The Adviser will not necessarily sell a security that has appreciated or depreciated outside the stated market capitalization range defined above.

PRINCIPAL INVESTMENT RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

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The Fund is also subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The small-capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small-cap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Because the Fund may invest in ADRs, it is subject to some of the same risks as direct investments in foreign companies. These include the risk that political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. If the Fund holds unsponsored ADRs it will generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders.

The Fund's investments in derivative instruments, including futures contracts, put and call options, and swaps, may be leveraged and result in losses exceeding the amounts invested. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the near future at an agreed upon price prior to the expiration date of the option. The Fund may "cover" a call option by owning the security underlying the option or through other means. The value of options can be highly volatile, and their use can result in loss if the Adviser is incorrect in its expectation of price fluctuations.

The Fund may frequently trade its portfolio securities. High portfolio turnover will cause the Fund to incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrates the long-term performance of the Fund. The information shows you how the Fund's performance has varied year by year and provides some indication of the

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risks of investing in the Fund. On February 8, 2010, substantially all of the assets of the Perimeter Small Cap Growth Fund, a portfolio of The Advisors' Inner Circle Fund II (the "Predecessor Fund"), were transferred to the Fund in a tax-free reorganization (the "Reorganization"). As a result of the Reorganization, the performance and accounting history of the Predecessor Fund prior to the date of the Reorganization was assumed by the Fund and the Fund's fiscal year end changed from July 31 to August 31. The performance information shown in the bar chart and performance table below for periods prior to February 8, 2010 is that of the Investor Class Shares of the Predecessor Fund, which commenced operations on September 29, 2006. The bar chart assumes reinvestment of dividends and distributions. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at www.perimetercap.com or 1-888-968-4964.

TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

Investor Class Shares

Best and Worst Quarterly Performance (for the periods reflected in the chart above)

Best Quarter: 22.86% (quarter ended June 30, 2009)	Worst Quarter: (26.44)% (quarter ended December 31, 2008)

Year to Date Total Return as of September 30, 2012: 10.92%

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Average Annual Total Returns

This table compares the average annual total returns of the Fund's Investor Class Shares for the calendar year ended December 31, 2011 and since inception to those of the Russell 2000® Growth Index. The returns shown below for periods prior to the Reorganization on February 8, 2010 are for the Predecessor Fund.

	1 Year	5 Years	Since Inception*
Fund Returns Before Taxes	(6.98)%	0.06%	1.59%
Fund Returns After Taxes on Distributions**	(10.31)%	(0.74)%	0.81%
Fund Returns After Taxes on Distributions and Sale of Fund Shares**	(1.59)%	(0.13)%	1.18%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	(2.91)%	2.09%	3.46%

  *  The Fund's inception date was September 29, 2006. Index comparisons begin September 30, 2006.

  **  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT OF THE FUND

Investment Adviser

Perimeter Capital Management,
Six Concourse Parkway, Suite 3300, Atlanta, Georgia 30328

Portfolio Managers

Mark D. Garfinkel, CFA, Chief Investment Officer and Portfolio Manager of the Fund since inception

Patrick W. Kirksey, CFA, Portfolio Manager of the Fund since July, 2012

Brian M. Crawford, CFA, Portfolio Manager of the Funds since July, 2012

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PURCHASE AND SALE INFORMATION

Minimum Initial Investment: $100,000

You can only purchase and redeem Shares of the Fund on days the New York Stock Exchange ("NYSE") is open. Shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Shares of the Fund may also be purchased and redeemed directly through The RBB Fund, Inc. by the means described below.

Purchase and Redemption by Mail:

Regular Mail: Perimeter Small Cap Growth Fund c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9842 Providence, RI 02940-8042	Overnight Delivery: Perimeter Small Cap Growth Fund c/o BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive, Westborough, MA 01581

Purchase by Wire:

Before sending any wire, call BNY Mellon Investment Servicing (US) Inc. (the "Transfer Agent") at 1-888-968-4964 to confirm the current wire instructions for the Perimeter Small Cap Growth Fund.

Redemption By Telephone:

Call the Transfer Agent at 1-888-968-4964

TAXES

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Fund Shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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FUND INFORMATION

MORE INFORMATION ABOUT FUND INVESTMENTS

The Fund seeks long-term capital appreciation. This investment objective is a non-fundamental policy that may be changed by the Fund without shareholder approval.

The investments and strategies described in this Prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will only make temporary defensive investments if the Adviser believes that the risk of loss outweighs the opportunity for capital appreciation.

The Fund does not currently lend portfolio securities, but in the future may seek to increase its income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio security loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by the Fund will not exceed 33 1/3% of the value of the Fund's total assets. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

This Prospectus describes the Fund's principal investment strategies, and the Fund will normally invest in the types of securities described in this Prospectus. In addition to the investments and strategies described in this Prospectus, the Fund also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this Prospectus, are described in detail in the Fund's SAI. Of course, there is no guarantee that the Fund will achieve its investment objective.

MORE INFORMATION ABOUT PRINCIPAL RISKS

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

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The Fund has an investment objective and strategies for reaching that objective. The Adviser invests the Fund's assets in a way that it believes will help the Fund achieve its objective. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its objective. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Equity Risk  —  Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Common stocks may decline over short or even extended periods of time. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not expected prior to the right's or warrant's expiration. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the Fund's net asset value ("NAV") to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

Foreign Security Risk  —  The Fund will invest in ADRs. Investments in securities of foreign companies (including ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic

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developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Derivatives Risks  —  Derivatives may involve risks different from, and possibly greater than, those of traditional investments. The Fund may use futures, options, and swaps as part of its principal investment strategies to attempt to achieve its investment objective and offset certain investment risks, while at the same time maintaining liquidity. These positions may be established for hedging purposes, as a substitute for buying or selling currencies or securities, or to seek to enhance the Fund's return in non-hedging situations (which is considered a speculative activity). Risks associated with the use of derivatives include the following risks associated with hedging and leveraging activities:

•  The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates.

•  The Fund may experience losses over certain ranges in the market that exceed losses experienced by a fund that does not use derivatives.

•  There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of derivatives.

•  There may not be a liquid secondary market for derivatives.

•  Trading restrictions or limitations may be imposed by an exchange.

•  Government regulations may restrict trading derivatives.

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•  The other party to an agreement (e.g., options or swaps) may default; however, in certain circumstances, such counterparty risk may be reduced by having an organization with very good credit act as intermediary. Because options premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

BROAD-BASED SECURITIES MARKET INDEX

The Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is a widely-recognized, capitalization-weighted index that measures the performance of the smallest 2,000 companies in the Russell 3000® Index. As of October 31, 2012, the market capitalization range of the companies in the Russell 2000 Growth Index was between $41 million and $5.2 billion.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the policies and procedures of The RBB Fund, Inc. (the "Company") with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

MORE INFORMATION ABOUT MANAGEMENT OF THE FUND

Investment Adviser

Perimeter Capital Management, a Delaware corporation formed in 2006, serves as the investment adviser to the Fund. The Adviser's principal place of business is located at Six Concourse Parkway, Suite 3300, Atlanta, Georgia 30328. As of October 31, 2012, the Adviser had approximately $1.1 billion in assets under management.

Management Fees

Pursuant to an investment advisory agreement with the Company, the Adviser is entitled to an advisory fee at the annual rate of 0.90% of the Fund's average daily net assets, computed daily and payable monthly. A discussion regarding the Board of Directors' basis for approving the investment advisory agreement with respect to the Fund is available in the Fund's annual report to shareholders for the fiscal year August 31, 2012.

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The Adviser has contractually agreed to waive its advisory fees and/or reimburse expenses to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 1.35% of the Fund's average daily net assets attributable to Investor Class Shares. In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total Annual Fund Operating Expenses to exceed 1.35%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2013 and may not be terminated without the approval of the Company's Board of Directors.

If at any time during the first three years the Advisory Agreement is in effect, the Fund's total annual operating expenses for Investor Class Shares for that year are less than 1.35%, the Adviser may recoup any waived amount from the Fund if such reimbursement does not cause the Fund to exceed existing expense limitations. For the fiscal year ended August 31, 2012, the Fund paid 0.80% (expressed as a percentage of average net assets) to the Adviser for its services. Had fee waivers not been in place, the Adviser would have received 0.90% of the Fund's average net assets in investment advisory fees from the Fund.

Portfolio Management

The Fund is managed by a team of investment professionals including Mark D. Garfinkel, Chartered Financial Analyst ("CFA"), Patrick W. Kirksey, CFA and Brian M. Crawford, CFA, who are primarily responsible for making investment decisions for the Fund.

Mark D. Garfinkel, CFA is a founding partner of the Adviser and a member of its management committee. As the Adviser's small-cap growth Portfolio Manager and Chief Investment Officer, he has over 24 years of investment management experience. Prior to the formation of the Adviser in 2006, Mr. Garfinkel spent 8 years managing Trusco Capital Management, Inc.'s small cap growth discipline, which he and lead analyst, Jim Behre, co-designed in 1998. Mr. Garfinkel is a member of the Atlanta Society of Financial Analysts, received his CFA designation in 1993 and earned his B.A. (1986) and M.B.A. (1987) from Vanderbilt University.

Patrick W. Kirksey, CFA is a founding partner of the Adviser and initially served as the senior research analyst on the firm's Small Cap Growth investment team. Today, Patrick serves as a portfolio manager on Perimeter's Small Cap Growth and Extended Small Cap Growth strategies. His prior investment experience dates back to 1995, where he worked at Trusco Capital Management as a research analyst focusing on

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the Energy, Technology and Consumer Staples sectors for the firm's large cap core growth discipline. In 2004 Patrick became a research analyst on Trusco's small cap growth investment team, which was led by future Perimeter founders, Mark Garfinkel, CFA and Jim Behre. Patrick earned a B.S.B.A. (1991) from the University of Nebraska and an M.B.A. (1993) in Finance from Georgia State University. Patrick received his CFA designation in 2009.

Brian M. Crawford, CFA joined the Adviser in 2008. Brian is a partner and serves as a portfolio manager on Perimeter's Small Cap Growth and Extended Small Cap Growth strategies. Brian offers investment experience ranging from small cap growth company research for William Blair & Company to private equity due diligence while a partner at Adams Street Partners. Brian began his investment career in 1992 with the Private Placement Group of Prudential Insurance as a member of the PACE Program. He received his CFA designation in 1995 and earned his B.S. (1992) from Georgia Institute of Technology and his M.B.A. (1997) from Harvard University.

The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

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SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

Investor Class shares of the Fund ("Shares") are priced at their NAV. The NAV per Share of the Fund is calculated as follows:

The Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The Fund will effect purchases of Fund Shares at the NAV next determined after receipt by the Transfer Agent of your purchase order in good order. The Fund will effect redemptions of Fund Shares at the NAV next calculated after receipt by the Transfer Agent of your redemption request in good order.

The Fund's equity securities listed on any national or foreign exchange market system will be valued at the last sale price, except for the National Association of Securities Dealers Automatic Quotation System ("NASDAQ"). Equity securities listed on NASDAQ will be valued at the official closing price. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. When prices are not available from such service or are deemed to be unreliable, securities may be valued by dealers who make markets in such securities.

If market quotations are unavailable or deemed unreliable by the Fund's administrator, in consultation with the Adviser, securities will be fair valued by the Adviser in accordance with procedures adopted by the Company's Board of Directors and under the Board of Directors' ultimate supervision. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

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Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in exchange-traded funds and closed-end funds will be valued at their market price.

PURCHASE OF FUND SHARES

Shares representing interests in the Fund are offered continuously for sale by Foreside Funds Distributors, LLC, formerly known as BNY Mellon Distributors, Inc. (the "Distributor"). Investor Class Shares are designed for individual and retail investors.

General. You may purchase Shares of each Fund at the NAV per Share next calculated after your order is received by the Transfer Agent in good order as described below. The Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. After an initial purchase is made, the Transfer Agent will set up an account for you on the Company records. The minimum initial investment in the Fund is $100,000. There is no minimum for subsequent investments. The Fund may accept initial investments of smaller amounts in its sole discretion. You can only purchase Shares of the Fund on days the NYSE is open and through the means described below.

Purchases Through Intermediaries. Shares of the Funds may also be available through certain Service Organizations. Certain features of the Shares, such as the initial investment minimum and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Shares are purchased directly from the Company. Therefore, you should contact the Service Organization acting on your behalf concerning the fees (if any) charged in connection with a purchase or redemption of Shares and should read this Prospectus in light of the terms governing your accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company or its agent and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Company's pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable

17

for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order if the order is actually received by the Company in good order not later than the next business morning. If a purchase order is not received by the Fund in good order, the Transfer Agent will contact the financial intermediary to determine the status of the purchase order. Orders received by the Company in good order will be priced at the Fund's NAV next computed after such orders are deemed to have been received by the Service Organization or its authorized designee.

For administration, subaccounting, transfer agency and/or other services, the Adviser, the Distributor or their affiliates may pay Service Organizations and certain recordkeeping organizations a fee (the "Service Fee") based on the average annual NAV of accounts with the Company maintained by such Service Organizations or recordkeepers. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

Initial Investment By Mail. Subject to acceptance by the Fund, an account may be opened by completing and signing an Account Application and mailing it to the Fund at the address noted below, together with a check payable to Perimeter Small Cap Growth Fund. Third party endorsed checks or foreign checks will not be accepted.

Perimeter Small Cap Growth Fund
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9842
Providence, RI 02940-8042

or overnight to:

Perimeter Small Cap Growth Fund
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

Subject to acceptance by the Fund, payment for the purchase of Shares received by mail will be credited to a shareholder's account at the NAV per Share of the Fund next determined after receipt of payment in good order.

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Initial Investment By Wire. Subject to acceptance by the Fund, Shares may be purchased by wiring federal funds to The Bank of New York Mellon. A completed Account Application must be forwarded to the Transfer Agent at the address noted above under "Initial Investment by Mail" in advance of the wire. Notification must be given to the Transfer Agent at (888) 968-4964 prior to 4:00 p.m., Eastern time, on the wire date. (Prior notification must also be received from investors with existing accounts.)

Federal funds wire purchases will be accepted only on days when the Fund and The Bank of New York Mellon are open for business.

Additional Investments. Additional investments may be made at any time by purchasing Shares at the NAV per share of the Fund by mailing a check to the Transfer Agent at the address noted above under "Initial Investment by Mail" (payable to Perimeter Small Cap Growth Fund) or by wiring monies to The Bank of New York as outlined above under "Initial Investment by Wire." Notification must be given to the Transfer Agent at 1-888-968-4964 prior to 4:00 p.m., Eastern time, on the wire date. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected, which may take up to fifteen calendar days from the purchase date.

Retirement Plans/IRA Accounts. A $15.00 retirement custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact the Transfer Agent at 1-888-968-4964. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with a tax advisor.

Purchases in Kind. In certain circumstances, Shares of the Fund may be purchased "in kind" (i.e. in exchange for securities, rather than cash). The securities rendered in connection with an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable in accordance with the Company's valuation procedures. Securities accepted by the Fund will be valued, as set forth in this Prospectus, as of the time of the next determination of net asset value after such acceptance. The Shares of the Fund that are issued to the investor in exchange for the securities will be determined as of the same time. All dividend, subscriptions, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. The Fund will not accept securities in exchange for its Shares unless such securities are, at the time of the exchange, eligible to be held by the Fund and satisfy such other conditions

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as may be imposed by the Adviser or the Company. Purchases in-kind may result in the recognition of gain or loss for federal income tax purposes on the securities transferred to the Fund.

Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the offering of Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. The Adviser will monitor the Fund's total assets and may, subject to Board approval, decide to close the Fund at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund's strategy. The Adviser, subject to Board approval, may also choose to reopen the Fund to new investments at any time, and may subsequently close the Fund again should concerns regarding the Fund's size recur. If the Fund closes to new investments, the Fund may be offered only to certain existing shareholders of the Fund and certain other persons who may be subject to cumulative, maximum purchase amounts, as follows:

a.  persons who already hold Shares of the Fund directly or through accounts maintained by brokers by arrangement with the Adviser;

b.  existing and future clients of financial advisers and planners whose clients already hold Shares of the Fund;

c.  employees of the Adviser and their families, and

d.  directors of the Company.

Distributions to all shareholders of the Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser, subject to Board approval, reserves the right to implement specific purchase limitations at the time of closing, including limitations on current shareholders.

Purchases of the Fund's Shares will be made in full and fractional Shares of the Fund calculated to three decimal places. Certificates for Shares will not be issued except at the written request of the shareholder. Certificates for fractional Shares, however, will not be issued.

Shares may be purchased and subsequent investments may be made by principals and employees of the Adviser and their family members, either directly or through their IRAs, and by any pension and profit-sharing plan of the Adviser, without being subject to the minimum investment limitation. The Company's officers are authorized to waive the minimum initial investment requirement.

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Good Order. A purchase request is considered to be in good order when all necessary information is provided and all required documents are properly completed, signed and delivered. Purchase requests not in good order may be rejected.

Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's Shares when an investor's identity cannot be verified.

REDEMPTION OF FUND SHARES

You may redeem Fund Shares at the next NAV calculated after a redemption request is received by the Transfer Agent in good order. The Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. You can only redeem Shares of the Fund on days the NYSE is open and through the means described below. You may redeem Fund Shares by mail, or, if you are authorized, by telephone. The value of Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

Redemption By Mail. Your redemption requests should be addressed to Perimeter Small Cap Growth Fund, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9842, Providence, RI 02940-8042, or for overnight delivery to Perimeter Small Cap Growth Fund, c/o BNY Mellon

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Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581, and must include:

•  a letter of instruction, if required, or a stock assignment specifying the number of Shares or dollar amount to be redeemed, signed by all registered owners of the Shares in the exact names in which they are registered;

•  any required Medallion signature guarantees, which are required when (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s), (ii) the redemption request is for $10,000 or more; or (iii) a Share transfer request is made. A Medallion signature guarantee is a special signature guarantee that may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association which is a participant in a Medallion signature guarantee program recognized by the Securities Transfer Association. A Medallion imprint or Medallion stamp indicates that the financial institution is a member of a Medallion signature guarantee program and is an acceptable signature guarantor. The three recognized Medallion signature guarantee programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and

•  other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Redemption By Telephone. In order to utilize the telephone redemption option, you must indicate that option on your Account Application. Please note that the telephone redemption option is not available for retirement accounts. You may then initiate a redemption of Shares by calling the Transfer Agent at 1-888-968-4964 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. A wire charge of $7.50 is assessed and charged to the shareholder. If the telephone redemption option is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and shareholders, not the Fund or its Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Fund or its Transfer Agent to be genuine. The Fund and the Transfer Agent will employ reasonable procedures to

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confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Fund and the Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

Redemption Fee. In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of same, the Fund charges a 2% redemption fee on redemptions of Fund Shares sold within 7 days of their purchase. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund. The fee does not apply to Shares purchased with reinvested dividends or distributions. The redemption fee is applicable to Shares of the Fund purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. For this reason, the Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from those of the Fund.

The redemption fee may not apply to certain categories of redemptions, such as those that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic redemptions; (v) retirement loans and withdrawals; and (vi) transactions involving shares exchanged from one class to another class in the Fund. The Fund reserves the right to modify or eliminate the redemption fees or waivers at any time

Involuntary Redemption: The Fund reserves the right to redeem a shareholder's account in the Fund at any time the value of the account falls below $500 as a result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account in the Fund is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed. The Fund may

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assert the right to redeem your Shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for Shares of the Fund you previously purchased or subscribed for.

Other Redemption Information: Redemption proceeds for Shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option. Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the SEC.

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in the payment of redemptions. If a shareholder receives redemption proceeds in-kind, the shareholders will bear the market risk of the securities received until their disposition and should expect to incur transaction costs upon the disposition of the securites. The Company has elected, however, to be governed by Rule 18f-1 under the Investment Company Act of 1940, as amended, so that the Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of the Fund's NAV during any 90-day period for any one shareholder of the Fund.

Good Order: A redemption request is considered to be in good order when all necessary information is provided and all required documents are properly completed, signed and delivered. Redemption requests not in good order may be delayed.

MARKET TIMING

In accordance with the policy adopted by the Company's Board of Directors, the Company discourages and does not accommodate market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market

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timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund Shares held by long-term shareholders. The Company and the Adviser reserve the right to (i) reject a purchase or exchange order, (ii) delay payment of immediate cash redemption proceeds for up to seven calendar days, (iii) revoke a shareholder's privilege to purchase Fund Shares (including exchanges), or (iv) limit the amount of any exchange involving the purchase of Fund Shares. An investor may receive notice that their purchase order or exchange has been rejected after the day the order is placed or after acceptance by a financial intermediary. It is currently expected that a shareholder would receive notice that its purchase order or exchange has been rejected within 48 hours after such purchase order or exchange has been received by the Company in good order. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise their right if, in the Company's (or the Adviser's) judgment, an investor has a history of excessive trading or if an investor's trading, in the judgment of the Company or the Adviser, has been or may be disruptive to the Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

Pursuant to the policy adopted by the Company's Board of Directors, the Adviser has developed criteria that it uses to identify trading activity that may be excessive. The Adviser reviews on a regular, periodic basis available information related to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, the Adviser, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Adviser detects excessive, short-term trading, the Adviser may reject or restrict a purchase request and may further seek to close an investor's account with the Fund. The Adviser may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Adviser will apply the criteria in a manner that, in the Adviser's judgment, will be uniform.

There is no assurance that the Fund will be able to identify market timers, particularly if they are investing through intermediaries.

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If necessary, the Company may prohibit additional purchases of Fund Shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers' trading activities in the Company. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company's excessive trading policies, the Company may take certain actions, including terminating the relationship.

EXCHANGE PRIVILEGE

The Fund also offers I Shares, which are offered directly to individual and institutional investors without distribution fees in a separate prospectus. Upon request, beneficial shareholders of Investor Class Shares are eligible to exchange their shares for I Shares if the accumulated value of their Shares exceeds the minimum initial investment amount for I Shares ($1,000,000). The Fund will determine the eligibility of an investor to exercise the exchange privilege based on the current NAV of Investor Class Shares.

Such an exchange will be effected at the NAV of the Investor Class Shares next calculated after the exchange request is received by the Transfer Agent in good order. Shares of each class of the Fund represent equal pro rata interests in the Fund and accrue dividends and calculate NAV and performance quotations in the same manner. The performance of each class is quoted separately due to different actual expenses. The total return on I Shares can be expected to differ from the total return on Investor Class Shares. The Fund reserves the right, at its sole discretion, to change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions when, in the judgment of management, such change or discontinuance is in the best interests of the Fund. Shareholders who exercise the exchange privilege will generally not recognize a taxable gain or loss for federal income tax purposes on an exchange of Investor Class Shares for I Shares.

You may make an exchange request by sending a written request to the Transfer Agent or, if authorized, by calling the Transfer Agent at 1-888-968-4964.

DIVIDENDS AND DISTRIBUTIONS

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions

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are reinvested in the form of additional full and fractional Shares of the Fund unless a shareholder elects otherwise. The Fund will declare and pay dividends from net investment income annually. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Fund at least annually.

MORE INFORMATION ABOUT TAXES

The following is a summary of certain U.S. tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual U.S. citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Distributions. The Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as otherwise discussed below, you will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income except as discussed below.

Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Fund shares. For taxable years beginning after December 31, 2012, the maximum long-term capital gain rate applicable to individuals, estates, and trusts is 20%. You will be notified annually of the tax status of distributions to you.

Distributions of "qualifying dividends" will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of the Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of the Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the

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121-day period beginning on the date that is 60 days before the Fund's ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of the Fund's distributions that qualify for this favorable treatment may be reduced as a result of the Fund's securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or "non-qualified" foreign corporations.

Distributions from the Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

A portion of distributions paid by the Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

Sales of Shares. You will generally recognize taxable gain or loss for federal income tax purposes on a sale or redemption of your shares based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them. (To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.)

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

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Medicare Tax on Investment Income. For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from sales or redemptions of Fund shares) of individuals, estates and trusts to the extent "modified gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Backup Withholding. The Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." The current withholding rate is 28%.

U.S. Tax Treatment of Foreign Shareholders. Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of a regulated investment company such as the Fund, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Fund's net capital gains (the excess of net long-term capital gains over net short-term capital loss) and, for taxable years of the Fund beginning before January 1, 2014, dividends attributable to the Fund's interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Fund.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale or redemption of shares of the Fund.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in the Fund is effectively connected with that

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trade or business, or a foreign individual investor is present in the United States for 183 days or more in a calendar year, then the foreign investor's income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

Beginning January 1, 2014, the Fund will be required to withhold 30% tax on certain payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisers regarding the tax consequences in their country of residence of an investment in the Fund.

State and Local Taxes. You may also be subject to state and local taxes on income or gain from Fund shares. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

More information about taxes is contained in the Fund's SAI.

DISTRIBUTION ARRANGEMENTS

The Board of Directors has adopted a separate Plan of Distribution for the Investor Class Shares (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Fund's Distributor is entitled to receive from the Fund a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Investor Class Shares. The actual amount of such compensation under the Plan is agreed upon by the Company's Board of Directors and by the Distributor. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Shares, all as set forth in the Fund's 12b-1 Plan. Ongoing servicing and/or maintenance of the

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accounts of shareholders may include updating and mailing prospectuses and shareholder reports, responding to inquiries regarding shareholder accounts and acting as agent or intermediary between shareholders and the Fund or its service providers. The Distributor may delegate some or all of these functions to Service Organizations. See "Purchases Through Intermediaries" above.

The Plan obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Shares the fee agreed to under the Distribution Agreement. Payments under the Plan are not tied exclusively to expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.

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FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information for a single Fund share. The term "Total Return" in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements, which together with the report of the independent registered public accounting firm, are included in the Fund's annual report, which is available upon request (see back cover for ordering instructions).

	Year Ended August 31, 2012	Year Ended August 31, 2011	One Month Period Ended August 31, 2010**		Year Ended July 31, 2010**	Year Ended July 31, 2009**	Year Ended July 31, 2008**
Net Asset Value, Beginning of Period	$10.75	$8.79	$9.53		$8.45	$10.40	$11.49
Income (Loss) from Operations:
Net Investment Loss(1)	(0.09)	(0.11)	(0.01)		(0.09)	(0.05)	(0.08)
Net Realized and Unrealized Gains (Loss) on Investments	0.58	2.07	(0.73)		1.17	(1.90)	(0.88)
Total from Operations	0.49	1.96	(0.74)		1.08	(1.95)	(0.96)
Dividends and Distributions from:
Net Realized Gains	(2.06)	—	—		—	—	(0.13)
Total Dividends and Distributions	(2.06)	—	—		—	—	(0.13)
Redemption Fees	— (2)	— (2)	—	(2)	— (2)	— (2)	—
Net Asset Value, End of Period	$9.18	$10.75	$8.79		$9.53	$8.45	$10.40
Total Return†	6.56%	22.30%	(7.77)%		12.78%	(18.75)%	(8.47)%
Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$20,930	$120,543	$160,496		$174,434	$138,929	$122,353
Ratio of Expenses to Average Net Assets (including waivers and recoupment, excluding fees paid indirectly)	1.35%	1.35%	1.35	%***	1.29%	1.11%	1.20%
Ratio of Expenses to Average Net Assets (including waivers, recoupment and fees paid indirectly)	1.35%	1.35%	1.35	%***	1.29%	1.09%	1.16%
Ratio of Expenses to Average Net Assets (excluding waivers, recoupment and fees paid indirectly)	1.45%	1.38%	1.47	%***	1.34%	1.41%	1.51%
Ratio of Net Investment Loss to Average Net Assets	(0.93)%	(0.93)%	(0.97	)%***	(0.93)%	(0.66)%	(0.74)%
Portfolio Turnover Rate‡	138%	122%	7%		97%	126%	147%

†  Total return has not been annualized for periods less than one year. Total return would have been lower had certain expenses not been waived by the Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡  Portfolio turnover rate has not been annualized for periods less than one year.

*  The Fund changed its fiscal year end to August 31.

**  Effective February 8, 2010, the Fund acquired all the assets and liabilities of the Perimeter Small Cap Growth Fund, a series of The Adviser's Inner Circle Fund II (the "Predecessor Fund"). The Financial Highlights for the period prior to that date reflect the performance of the Predecessor Fund.

***  Annualized

(1)  Per share data calculated using average shares method.

(2)  Amount is less than $0.01 per share.

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PERFORMANCE OF COMPARABLE ACCOUNT

The information set forth below represents the performance of another mutual fund managed by Mr. Garfinkel with an investment strategy substantially similar to that of the Fund. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The table compares the average annual total returns of the other mutual fund managed by Mr. Garfinkel to the Russell 2000 Growth Index, an unmanaged index generally representative of the market for stocks of small U.S. companies.

The performance information shown below from January 1, 1999 through December 31, 2005 is the performance of the STI Classic Funds' Small Cap Growth Stock Fund (the "STI Fund"), a registered mutual fund managed principally by Mr. Garfinkel while at Trusco Capital Management, Inc. The STI Fund had substantially similar investment objectives, policies and strategies as the Fund.

The bar chart and performance table that follow do not show the performance of the Fund. They show the performance of the STI Fund, a similar mutual fund managed by Mr. Garfinkel. Mr. Garfinkel's past performance in managing this similar mutual fund is no guarantee of the future performance of the Fund.

This table compares the STI Fund's average annual total returns for the periods ended December 31, 2005 to that of the Russell 2000 Growth Index.*

	1 Year	5 Years	Since Inception
STI Fund Returns	7.92%	7.51%	15.48%
Russell 2000 Growth Index	4.15%	2.28%	6.10%

The performance information of the STI Fund reflects the operating expenses of the STI Fund's I Shares since their inception on October 8, 1998. Russell 2000 Growth Index returns are since September 30, 1998 (Russell 2000 Growth Index returns available only on a month end basis).

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This bar chart shows changes in the performance of the STI Fund's I Shares from calendar year to calendar year during the periods that it was managed by Mr. Garfinkel.

The STI Fund's total return from January 1, 2006 to May 31, 2006 was 5.05%.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

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Perimeter Capital Management
Six Concourse Parkway
Suite 3300
Atlanta, Georgia 30328

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available free of charge, upon request, including:

Annual/Semi-annual Reports These reports contain additional information about the Fund's investments, describe the Fund's performance, list portfolio holdings and discuss recent market conditions and economic trends. The annual report includes Fund strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's annual and semi-annual reports to shareholders are available on the Adviser's website at www.perimetercap.com.

Statement of Additional Information ("SAI") An SAI, dated December 31, 2012, has been filed with the SEC. The SAI, which includes additional information about the Fund, and the Fund's Annual and Semi-Annual reports, may be obtained free of charge by calling 1-888-968-4964. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus and is legally considered a part of this Prospectus. The SAI is available on the Adviser's website at www.perimetercap.com.

Shareholder Inquiries Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday-Friday. Call: 1-888-968-4964.

Purchases And Redemptions Call your registered representative or 1-888-968-4964.

Written Correspondence

P.O. Box Address:	Perimeter Small Cap Growth Fund c/o BNY Mellon Investment Servicing (US) Inc. PO Box 9842, Providence, RI 02940-8042
Street Address:	Perimeter Small Cap Growth Fund c/o BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581

Securities and Exchange Commission You may view and copy information about the Company and the Fund, including the SAI, by visiting the SEC's Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090.

INVESTMENT COMPANY ACT FILE NO. 811-05518

Perimeter Small Cap Growth Fund
Of The RBB Fund, Inc.

Ticker: PSIGX

I Shares Prospectus  December 31, 2012

Investment Adviser:

Perimeter Capital Management

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.
Any representation to the contrary is a criminal offense.

SUMMARY SECTION

INVESTMENT OBJECTIVE	3
EXPENSES AND FEES	3
PRINCIPAL INVESTMENT STRATEGIES	4
PRINCIPAL INVESTMENT RISKS	5
PERFORMANCE INFORMATION	7
MANAGEMENT OF THE FUND	8
PURCHASE AND SALE INFORMATION	8
TAXES	9
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	9

FUND INFORMATION

MORE INFORMATION ABOUT FUND INVESTMENTS	10
MORE INFORMATION ABOUT RISK	10
BROAD-BASED SECURITIES MARKET INDEX	13
DISCLOSURE OF PORTFOLIO HOLDINGS	13
MORE INFORMATION ABOUT MANAGEMENT OF THE FUND	13

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES	16
PURCHASE OF FUND SHARES	17
REDEMPTION OF FUND SHARES	21
MARKET TIMING	24
DIVIDENDS AND DISTRIBUTIONS	26
MORE INFORMATION ABOUT TAXES	26
FINANCIAL HIGHLIGHTS	30
PERFORMANCE OF COMPARABLE ACCOUNT	32

SUMMARY SECTION

INVESTMENT OBJECTIVE

The investment objective of the Perimeter Small Cap Growth Fund (the "Fund") is to seek long-term capital appreciation.

EXPENSES AND FEES

This table describes the fees and expenses that you may pay if you buy and hold I Shares of the Fund.

I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (charged on redemptions within 7 days of purchase)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution (12b-1) Fees	None
Other Expenses	0.30%
Total Annual Fund Operating Expenses	1.20%
Less Fee Waiver and/or Expense Reimbursement(1)	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.10%

(1)  The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.10% of the Fund's average daily net assets attributable to I Shares. In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total Annual Fund Operating Expenses to exceed 1.10%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2013 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. If at any time during the first three years the Advisory Agreement is in effect, the Fund's Total Annual Fund Operating Expenses for that year are less than 1.10%, the Adviser may recoup any waived amount from the Fund if such reimbursement does not cause the Fund to exceed existing expense limitations.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods

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indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$112	$370	$649	$1,443

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year ended August 31, 2012, the Fund's portfolio turnover rate was 138%, of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets in small-cap equity securities. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund currently defines small-cap equity securities as those of companies with market capitalizations between $50 million and $3 billion at the time of purchase. The Fund's investments will generally consist of U.S. traded securities, which may include common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and American Depositary Receipts ("ADRs"). ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depository, whereas an unsponsored facility is established by the depository without participation by the issuer of the underlying security. The Fund purchases equity securities and ADRs traded in the U.S. on registered exchanges or the over-the-counter market.

The Fund's investment philosophy is based on the premise that a portfolio of small cap stocks with positive earnings trends, reasonable valuation, and strong fundamentals will provide superior returns over time. The Adviser selects companies with strong current earnings growth, improving profitability, strong balance sheets, and strong current and projected business fundamentals which are priced at reasonable valuations. The

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Adviser believes in executing a very disciplined and objective investment process and in controlling risk through a broadly diversified portfolio. Because companies tend to shift in relative attractiveness, the Fund may buy and sell securities frequently, which may result in higher transaction costs, additional capital gains tax liabilities and may adversely impact performance.

In addition, in order to implement its investment strategy, the Adviser may buy or sell, to a limited extent, derivative instruments to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk. The Fund may purchase or sell futures contracts; sell options on a futures contract; purchase or write put and call options on securities, securities indices and currencies; or enter into equity index or interest rate swap agreements as the Adviser determines is appropriate in seeking the Fund's investment objective. The Fund may use derivatives for bona fide hedging; attempting to increase yield; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; or attempting to gain exposure to a particular market, index or instrument.

The Adviser will identify sell candidates for a variety of reasons, including but not limited to: (i) business fundamentals peak, begin to change or deteriorate; (ii) earnings characteristics change, including negative estimate revisions, negative earnings surprise and slowing earnings and/or revenue momentum; (iii) a stock reaches extreme overvaluation; and (iv) a stock's ranking weakens within the selection universe. The Adviser will not necessarily sell a security that has appreciated or depreciated outside the stated market capitalization range defined above.

PRINCIPAL INVESTMENT RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors

5

contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The small-capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small-cap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Because the Fund may invest in ADRs, it is subject to some of the same risks as direct investments in foreign companies. These include the risk that political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. If the Fund holds unsponsored ADRs it will generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders.

The Fund's investments in derivative instruments, including futures contracts, put and call options, and swaps, may be leveraged and result in losses exceeding the amounts invested. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the near future at an agreed upon price prior to the expiration date of the option. The Fund may "cover" a call option by owning the security underlying the option or through other means. The value of options can be highly volatile, and their use can result in loss if the Adviser is incorrect in its expectation of price fluctuations.

The Fund may frequently trade its portfolio securities. High portfolio turnover will cause the Fund to incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains.

6

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrates the long-term performance of the Fund. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. On February 8, 2010, substantially all of the assets of the Perimeter Small Cap Growth Fund, a portfolio of The Advisors' Inner Circle Fund II (the "Predecessor Fund"), were transferred to the Fund in a tax-free reorganization (the "Reorganization"). As a result of the Reorganization, the performance and accounting history of the Predecessor Fund prior to the date of the Reorganization was assumed by the Fund and the Fund's fiscal year end changed from July 31 to August 31. The performance information shown in the bar chart and performance table below for periods prior to February 8, 2010 is that of the I Shares of the Predecessor Fund, which commenced operations on December 31, 2007. The bar chart assumes reinvestment of dividends and distributions. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at www.perimetercap.com or 1-888-968-4964.

TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

I Class Shares

Best and Worst Quarterly Performance (for the periods reflected in the chart above)

Best Quarter: 22.95% (quarter ended June 30, 2009)	Worst Quarter: (26.39)% (quarter ended December 31, 2008)

Year to Date Total Return as of September 30, 2012: 11.15%

7

Average Annual Total Returns

This table compares the average annual total returns of the Fund's I Shares for the calendar year ended December 31, 2011 and since inception to those of the Russell 2000® Growth Index. The returns shown below for periods prior to the Reorganization on February 8, 2010 are for the Predecessor Fund.

	1 Year	Since Inception* (December 31, 2007)
Fund Returns Before Taxes	(6.77)%	(1.55)%
Fund Returns After Taxes on Distributions**	(10.08)%	(2.43)%
Fund Returns After Taxes on Distributions and Sale of Fund Shares**	(1.47)%	(1.48)%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	(2.91)%	0.66%

  *  I Shares of the Fund commenced operations on December 31, 2007.

  **  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT OF THE FUND

Investment Adviser

Perimeter Capital Management
Six Concourse Parkway, Suite 3300, Atlanta, Georgia 30328

Portfolio Managers

Mark D. Garfinkel, CFA, Chief Investment Officer and Portfolio Manager of the Fund since inception

Patrick W. Kirksey, CFA, Portfolio Manager of the Fund since July, 2012

Brian M. Crawford, CFA, Portfolio Manager of the Funds since July, 2012

PURCHASE AND SALE INFORMATION

Minimum Initial Investment: $1,000,000

You can only purchase and redeem Shares of the Fund on days the New York Stock Exchange ("NYSE") is open. Shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Shares of

8

the Fund may also be purchased and redeemed directly through The RBB Fund, Inc. by the means described below.

Purchase and Redemption by Mail:

Regular Mail: Perimeter Small Cap Growth Fund c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9842 Providence, RI 02940-8042	Overnight Delivery: Perimeter Small Cap Growth Fund c/o BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581

Purchase by Wire:

Before sending any wire, call BNY Mellon Investment Servicing (US) Inc. (the "Transfer Agent") at 1-888-968-4964 to confirm the current wire instructions for the Perimeter Small Cap Growth Fund.

Redemption By Telephone:

Call the Transfer Agent at 1-888-968-4964

TAXES

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Fund Shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

9

FUND INFORMATION

MORE INFORMATION ABOUT FUND INVESTMENTS

The Fund seeks long-term capital appreciation. This investment objective is a non-fundamental policy that may be changed by the Fund without shareholder approval.

The investments and strategies described in this Prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will only make temporary defensive investments if the Adviser believes that the risk of loss outweighs the opportunity for capital appreciation.

The Fund does not currently lend portfolio securities, but in the future may seek to increase its income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio security loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by the Fund will not exceed 33 1/3% of the value of the Fund's total assets. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

This Prospectus describes the Fund's principal investment strategies, and the Fund will normally invest in the types of securities described in this Prospectus. In addition to the investments and strategies described in this Prospectus, the Fund also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this Prospectus, are described in detail in the Fund's SAI. Of course, there is no guarantee that the Fund will achieve its investment objective.

MORE INFORMATION ABOUT PRINCIPAL RISKS

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

10

The Fund has an investment objective and strategies for reaching that objective. The Adviser invests the Fund's assets in a way that it believes will help the Fund achieve its objective. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its objective. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Equity Risk — Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Common stocks may decline over short or even extended periods of time. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the right's or warrant's expiration. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the Fund's net asset value ("NAV") to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

Foreign Security Risk — The Fund will invest in ADRs. Investments in securities of foreign companies (including ADRs) can be more volatile

11

than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Derivatives Risks — Derivatives may involve risks different from, and possibly greater than, those of traditional investments. The Fund may use futures, options, and swaps as part of its principal investment strategies to attempt to achieve its investment objective and offset certain investment risks, while at the same time maintaining liquidity. These positions may be established for hedging purposes, as a substitute for buying or selling currencies or securities, or to seek to enhance the Fund's return in non-hedging situations (which is considered a speculative activity). Risks associated with the use of derivatives include the following risks associated with hedging and leveraging activities:

•  The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates.

•  The Fund may experience losses over certain ranges in the market that exceed losses experienced by a fund that does not use derivatives.

•  There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of derivatives.

•  There may not be a liquid secondary market for derivatives.

•  Trading restrictions or limitations may be imposed by an exchange.

12

•  Government regulations may restrict trading derivatives.

•  The other party to an agreement (e.g., options or swaps) may default; however, in certain circumstances, such counterparty risk may be reduced by having an organization with very good credit act as intermediary. Because options premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

BROAD-BASED SECURITIES MARKET INDEX

The Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is a widely-recognized, capitalization-weighted index that measures the performance of the smallest 2,000 companies in the Russell 3000® Index. As of October 31, 2012, the market capitalization range of the companies in the Russell 2000 Growth Index was between $41 million and $5.2 billion.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the policies and procedures of The RBB Fund, Inc. (the "Company") with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

MORE INFORMATION ABOUT MANAGEMENT OF THE FUND

Investment Adviser

Perimeter Capital Management, a Delaware corporation formed in 2006, serves as the investment adviser to the Fund. The Adviser's principal place of business is located at Six Concourse Parkway, Suite 3300, Atlanta, Georgia 30328. As of October 31, 2012, the Adviser had approximately $1.1 billion in assets under management.

Management Fees

Pursuant to an investment advisory agreement with the Company, the Adviser is entitled to an advisory fee at the annual rate of 0.90% of the Fund's average daily net assets, computed daily and payable monthly. A discussion regarding the Board of Directors' basis for approving the investment advisory agreement with respect to the Fund is available in

13

the Fund's annual report to shareholders for the fiscal year ended August 31, 2012.

The Adviser has contractually agreed to waive its advisory fees and/or reimburse expenses to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 1.10% of the Fund's average daily net assets attributable to I Shares. In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total Annual Fund Operating Expenses to exceed 1.10%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2013 and may not be terminated without the approval of the Company's Board of Directors. If at any time during the first three years the Advisory Agreement is in effect, the Fund's total annual operating expenses for I Shares for that year are less than 1.10%, the Adviser may recoup any waived amount from the Fund if such reimbursement does not cause the Fund to exceed existing expense limitations. For the fiscal year ended August 31, 2012, the Fund paid 0.80% (expressed as a percentage of average net assets) to the Adviser for its services. Had fee waivers not been in place, the Adviser would have received 0.90% of the Fund's average net assets in investment advisory fees from the Fund.

Portfolio Management

The Fund is managed by a team of investment professionals including Mark D. Garfinkel, Chartered Financial Analyst ("CFA"), Patrick W. Kirksey, CFA and Brian M. Crawford, CFA, who are primarily responsible for making investment decisions for the Fund.

Mark D. Garfinkel, CFA is a founding partner of the Adviser and a member of its management committee. As the Adviser's small-cap growth Portfolio Manager and Chief Investment Officer, he has over 24 years of investment management experience. Prior to the formation of the Adviser in 2006, Mr. Garfinkel spent 8 years managing Trusco Capital Management, Inc.'s small cap growth discipline, which he and lead analyst, Jim Behre, co-designed in 1998. Mr. Garfinkel is a member of the Atlanta Society of Financial Analysts, received his CFA designation in 1993 and earned his B.A. (1986) and M.B.A. (1987) from Vanderbilt University.

Patrick W. Kirksey, CFA is a founding partner of the Adviser and initially served as the senior research analyst on the firm's Small Cap Growth investment team. Today, Patrick serves as a portfolio manager on

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Perimeter's Small Cap Growth and Extended Small Cap Growth strategies. His prior investment experience dates back to 1995, where he worked at Trusco Capital Management as a research analyst focusing on the Energy, Technology and Consumer Staples sectors for the firm's large cap core growth discipline. In 2004 Patrick became a research analyst on Trusco's small cap growth investment team, which was led by future Perimeter founders, Mark Garfinkel, CFA and Jim Behre. Patrick earned a B.S.B.A. (1991) from the University of Nebraska and an M.B.A. (1993) in Finance from Georgia State University. Patrick received his CFA designation in 2009.

Brian M. Crawford, CFA joined the Adviser in 2008. Brian is a partner and serves as a portfolio manager on Perimeter's Small Cap Growth and Extended Small Cap Growth strategies. Brian offers investment experience ranging from small cap growth company research for William Blair & Company to private equity due diligence while a partner at Adams Street Partners. Brian began his investment career in 1992 with the Private Placement Group of Prudential Insurance as a member of the PACE Program. He received his CFA designation in 1995 and earned his B.S. (1992) from Georgia Institute of Technology and his M.B.A. (1997) from Harvard University.

The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

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SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

I Shares of the Fund ("Shares") are priced at their NAV. The NAV per Share of the Fund is calculated as follows:

The Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The Fund will effect purchases of Fund Shares at the NAV next determined after receipt by the Transfer Agent of your purchase order in good order. The Fund will effect redemptions of Fund Shares at the NAV next calculated after receipt by the Transfer Agent of your redemption request in good order.

The Fund's equity securities listed on any national or foreign exchange market system will be valued at the last sale price, except for the National Association of Securities Dealers Automatic Quotation System ("NASDAQ"). Equity securities listed on NASDAQ will be valued at the official closing price. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. When prices are not available from such service or are deemed to be unreliable, securities may be valued by dealers who make markets in such securities.

If market quotations are unavailable or deemed unreliable by the Fund's administrator, in consultation with the Adviser, securities will be fair valued by the Adviser in accordance with procedures adopted by the Company's Board of Directors and under the Board of Directors' ultimate supervision. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

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Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in exchange-traded funds and closed-end funds will be valued at their market price.

PURCHASE OF FUND SHARES

Shares representing interests in the Fund are offered continuously for sale by Foreside Funds Distributors, LLC, formerly known as BNY Mellon Distributors, Inc. (the "Distributor"). I Shares are designed for individual and institutional investors.

General. You may purchase Shares of each Fund at the NAV per Share next calculated after your order is received by the Transfer Agent in good order as described below. The Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. After an initial purchase is made, the Transfer Agent will set up an account for you on the Company records. The minimum initial investment in the Fund is $1,000,000. There is no minimum for subsequent investments. The Fund may accept initial investments of smaller amounts in its sole discretion. You can only purchase Shares of the Fund on days the NYSE is open and through the means described below.

Purchases Through Intermediaries. Shares of the Funds may also be available through certain Service Organizations. Certain features of the Shares, such as the initial investment minimum and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Shares are purchased directly from the Company. Therefore, you should contact the Service Organization acting on your behalf concerning the fees (if any) charged in connection with a purchase or redemption of Shares and should read this Prospectus in light of the terms governing your accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company or its agent and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Company's pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received

17

a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order if the order is actually received by the Company in good order not later than the next business morning. If a purchase order is not received by the Fund in good order, the Transfer Agent will contact the financial intermediary to determine the status of the purchase order. Orders received by the Company in good order will be priced at the Fund's NAV next computed after such orders are deemed to have been received by the Service Organization or its authorized designee.

For administration, subaccounting, transfer agency and/or other services, the Adviser, the Distributor or their affiliates may pay Service Organizations and certain recordkeeping organizations a fee (the "Service Fee") based on the average annual NAV of accounts with the Company maintained by such Service Organizations or recordkeepers. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

Initial Investment By Mail. Subject to acceptance by the Fund, an account may be opened by completing and signing an Account Application and mailing it to the Fund at the address noted below, together with a check payable to Perimeter Small Cap Growth Fund. Third party endorsed checks or foreign checks will not be accepted.

Perimeter Small Cap Growth Fund
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9842
Providence, RI 02940-8042

or overnight to:

Perimeter Small Cap Growth Fund
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

Subject to acceptance by the Fund, payment for the purchase of Shares received by mail will be credited to a shareholder's account at the NAV per Share of the Fund next determined after receipt of payment in good order.

Initial Investment By Wire. Subject to acceptance by the Fund, Shares may be purchased by wiring federal funds to The Bank of New York

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Mellon. A completed Account Application must be forwarded to the Transfer Agent at the address noted above under "Initial Investment by Mail" in advance of the wire. Notification must be given to the Transfer Agent at (888) 968-4964 prior to 4:00 p.m., Eastern time, on the wire date. (Prior notification must also be received from investors with existing accounts.)

Federal funds wire purchases will be accepted only on days when the Fund and The Bank of New York Mellon are open for business.

Additional Investments. Additional investments may be made at any time by purchasing Shares at the NAV per share of the Fund by mailing a check to the Transfer Agent at the address noted above under "Initial Investment by Mail" (payable to Perimeter Small Cap Growth Fund) or by wiring monies to The Bank of New York Mellon as outlined above under "Initial Investment by Wire." Notification must be given to the Transfer Agent at 1-888-968-4964 prior to 4:00 p.m., Eastern time, on the wire date. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected, which may take up to fifteen calendar days from the purchase date.

Retirement Plans/IRA Accounts. A $15.00 retirement custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact the Transfer Agent at 1-888-968-4964. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with a tax advisor.

Purchases in Kind. In certain circumstances, Shares of the Fund may be purchased "in kind" (i.e. in exchange for securities, rather than cash). The securities rendered in connection with an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable in accordance with the Company's valuation procedures. Securities accepted by the Fund will be valued, as set forth in this Prospectus, as of the time of the next determination of net asset value after such acceptance. The Shares of the Fund that are issued to the investor in exchange for the securities will be determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. The Fund will not accept securities in exchange for its Shares unless such securities are, at the time of the exchange, eligible to be held by the Fund and satisfy such other conditions as may be imposed by the Adviser or the Company. Purchases in-kind may result in the recognition of gain or loss for federal income tax purposes on the securities transferred to the Fund.

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Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the offering of Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. The Adviser will monitor the Fund's total assets and may, subject to Board approval, decide to close the Fund at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund's strategy. The Adviser, subject to Board approval, may also choose to reopen the Fund to new investments at any time, and may subsequently close the Fund again should concerns regarding the Fund's size recur. If the Fund closes to new investments, the Fund may be offered only to certain existing shareholders of the Fund and certain other persons who may be subject to cumulative, maximum purchase amounts, as follows:

a.  persons who already hold Shares of the Fund directly or through accounts maintained by brokers by arrangement with the Adviser;

b.  existing and future clients of financial advisers and planners whose clients already hold Shares of the Fund;

c.  employees of the Adviser and their families, and

d.  directors of the Company.

Distributions to all shareholders of the Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser, subject to Board approval, reserves the right to implement specific purchase limitations at the time of closing, including limitations on current shareholders.

Purchases of the Fund's Shares will be made in full and fractional Shares of the Fund calculated to three decimal places. Certificates for Shares will not be issued except at the written request of the shareholder. Certificates for fractional Shares, however, will not be issued.

Shares may be purchased and subsequent investments may be made by principals and employees of the Adviser and their family members, either directly or through their IRAs, and by any pension and profit-sharing plan of the Adviser, without being subject to the minimum investment limitation. The Company's officers are authorized to waive the minimum initial investment requirement.

Good Order. A purchase request is considered to be in good order when all necessary information is provided and all required documents are

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properly completed, signed and delivered. Purchase requests not in good order may be rejected.

Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's Shares when an investor's identity cannot be verified.

REDEMPTION OF FUND SHARES

You may redeem Fund Shares at the next NAV calculated after a redemption request is received by the Transfer Agent in good order. The Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. You can only redeem Shares of the Fund on days the NYSE is open and through the means described below. You may redeem Fund Shares by mail, or, if you are authorized, by telephone. The value of Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

Redemption By Mail. Your redemption requests should be addressed to Perimeter Small Cap Growth Fund, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9842, Providence, RI 02940-8042, or for overnight delivery to Perimeter Small Cap Growth Fund, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581, and must include:

•  a letter of instruction, if required, or a stock assignment specifying the number of Shares or dollar amount to be redeemed, signed by all registered owners of the Shares in the exact names in which they are registered;

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•  any required Medallion signature guarantees, which are required when (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s), (ii) the redemption request is for $10,000 or more; or (iii) a Share transfer request is made. A Medallion signature guarantee is a special signature guarantee that may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association which is a participant in a Medallion signature guarantee program recognized by the Securities Transfer Association. A Medallion imprint or Medallion stamp indicates that the financial institution is a member of a Medallion signature guarantee program and is an acceptable signature guarantor. The three recognized Medallion signature guarantee programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and

•  other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Redemption By Telephone. In order to utilize the telephone redemption option, you must indicate that option on your Account Application. Please note that the telephone redemption option is not available for retirement accounts. You may then initiate a redemption of Shares by calling the Transfer Agent at 1-888-968-4964 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. A wire charge of $7.50 is assessed and charged to the shareholder. If the telephone redemption option is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and shareholders, not the Fund or its Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Fund or its Transfer Agent to be genuine. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Fund and the Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

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Redemption Fee. In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of same, the Fund charges a 2% redemption fee on redemptions of Fund Shares sold within 7 days of their purchase. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund. The fee does not apply to Shares purchased with reinvested dividends or distributions. The redemption fee is applicable to Shares of the Fund purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. For this reason, the Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from those of the Fund.

The redemption fee may not apply to certain categories of redemptions, such as those that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic redemptions; and (v) retirement loans and withdrawals. The Fund reserves the right to modify or eliminate the redemption fees or waivers at any time.

Involuntary Redemption: The Fund reserves the right to redeem a shareholder's account in the Fund at any time the value of the account falls below $500 as a result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account in the Fund is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed. The Fund may assert the right to redeem your Shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for Shares of the Fund you previously purchased or subscribed for.

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Other Redemption Information: Redemption proceeds for Shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option. Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the SEC.

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in the payment of redemptions. If a shareholder receives redemption proceeds in-kind, the shareholders will bear the market risk of the securities received in the redemption until their disposition and should expect to incur transaction costs upon the disposition of the securities. The Company has elected, however, to be governed by Rule 18f-1 under the Investment Company Act of 1940, as amended, so that the Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of the Fund's NAV during any 90-day period for any one shareholder of the Fund.

Good Order: A redemption request is considered to be in good order when all necessary information is provided and all required documents are properly completed, signed and delivered. Redemption requests not in good order may be delayed.

MARKET TIMING

In accordance with the policy adopted by the Company's Board of Directors, the Company discourages and does not accommodate market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund Shares held by long-term shareholders. The Company and the Adviser reserve the right to (i) reject a purchase or exchange order, (ii) delay payment of immediate cash redemption proceeds for up to seven calendar days, (iii) revoke a

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shareholder's privilege to purchase Fund Shares (including exchanges), or (iv) limit the amount of any exchange involving the purchase of Fund Shares. An investor may receive notice that their purchase order or exchange has been rejected after the day the order is placed or after acceptance by a financial intermediary. It is currently expected that a shareholder would receive notice that its purchase order or exchange has been rejected within 48 hours after such purchase order or exchange has been received by the Company in good order. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise their right if, in the Company's (or the Adviser's) judgment, an investor has a history of excessive trading or if an investor's trading, in the judgment of the Company or the Adviser, has been or may be disruptive to the Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

Pursuant to the policy adopted by the Company's Board of Directors, the Adviser has developed criteria that it uses to identify trading activity that may be excessive. The Adviser reviews on a regular, periodic basis available information related to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, the Adviser, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Adviser detects excessive, short-term trading, the Adviser may reject or restrict a purchase request and may further seek to close an investor's account with the Fund. The Adviser may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Adviser will apply the criteria in a manner that, in the Adviser's judgment, will be uniform.

There is no assurance that the Fund will be able to identify market timers, particularly if they are investing through intermediaries.

If necessary, the Company may prohibit additional purchases of Fund Shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers' trading activities in the Company. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the

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Company. If a financial intermediary fails to enforce the Company's excessive trading policies, the Company may take certain actions, including terminating the relationship.

DIVIDENDS AND DISTRIBUTIONS

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Fund unless a shareholder elects otherwise. The Fund will declare and pay dividends from net investment income annually. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Fund at least annually.

MORE INFORMATION ABOUT TAXES

The following is a summary of certain U.S. tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual U.S. citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Distributions. The Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as otherwise discussed below, you will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income except as discussed below.

Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Fund shares. For taxable years beginning after December 31, 2012, the maximum long-term capital gain rate applicable to individuals, estates, and trusts is 20%. You will be notified annually of the tax status of distributions to you.

Distributions of "qualifying dividends" will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of the Fund (other than net capital gain) consists of dividends received from domestic corporations

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or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of the Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund's ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of the Fund's distributions that qualify for this favorable treatment may be reduced as a result of the Fund's securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or "non-qualified" foreign corporations.

Distributions from the Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

A portion of distributions paid by the Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

Sales of Shares. You will generally recognize taxable gain or loss for federal income tax purposes on a sale or redemption of your shares based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them. (To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.)

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that

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were received on the shares. Additionally, any loss realized on a disposition of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

Medicare Tax on Investment Income. For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from sales or redemptions of Fund shares) of individuals, estates and trusts to the extent "modified gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Backup Withholding. The Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." The current withholding rate is 28%.

U.S. Tax Treatment of Foreign Shareholders. Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of a regulated investment company such as the Fund, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Fund's net capital gains (the excess of net long-term capital gains over net short-term capital loss) and, for taxable years of the Fund beginning before January 1, 2014, dividends attributable to the Fund's interest income

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from U.S. obligors and dividends attributable to net short-term capital gains of the Fund.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale or redemption of shares of the Fund.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in the Fund is effectively connected with that trade or business, or a foreign individual investor is present in the United States for 183 days or more in a calendar year, then the foreign investor's income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

Beginning January 1, 2014, the Fund will be required to withhold 30% tax on certain payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisers regarding the tax consequences in their country of residence of an investment in the Fund.

State and Local Taxes. You may also be subject to state and local taxes on income or gain from Fund shares. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

More information about taxes is contained in the Fund's SAI.

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FINANCIAL HIGHLIGHTS

The table on the next page sets forth certain financial information for the periods indicated, including per share information for a single Fund share. I Shares of the Predecessor Fund commenced operations on December 31, 2007. The returns shown for periods prior to the Reorganization on February 8, 2010 are for the Predecessor Fund. The term "Total Return" in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements, which together with the report of the independent registered public accounting firm, are included in the Fund's annual report, which is available upon request (see back cover for ordering instructions).

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	Year Ended August 31, 2012	Year Ended August 31, 2011	One Month Period Ended August 31, 2010*,**		Year Ended July 31, 2010**	Year Ended July 31, 2009**	Period Ended July 31, 2008**,***
Net Asset Value, Beginning of Period	$10.83	$8.84	$9.58		$8.48	$10.42	$11.53
Income (Loss) from Operations:
Net Investment Loss(1)	(0.07)	(0.08)	(0.01)		(0.07)	(0.05)	(0.04)
Net Realized and Unrealized Gains (Loss) on Investments	0.60	2.07	(0.73)		1.17	(1.89)	(1.07)
Total from Operations	0.53	1.99	(0.74)		1.10	(1.94)	(1.11)
Dividends and Distributions from:
Net realized Gains	(2.06)	—	—		—	—	—
Total Dividend and Distributions	(2.06)	—	—		—	—	—
Redemption Fees	— (2)	— (2)	—	(2)	— (2)	— (2)	—
Net Asset Value, End of Period	$9.30	$10.83	$8.84		$9.58	$8.48	$10.42
Total Return†	6.93%	22.51%	(7.73)%		12.97%	(18.62)%	(9.63)%
Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$191,510	$215,789	$165,334		$179,290	$154,905	$26,616
Ratio of Expenses to Average Net Assets (including waivers and recoupment, excluding fees paid indirectly)	1.10%	1.10%	1.10	%****	1.10%	1.04%	1.03	%****
Ratio of Expenses to Average Net Assets (including waivers, recoupment and fees paid indirectly)	1.10%	1.10%	1.10	%****	1.10%	1.03%	1.00	%****
Ratio of Expenses to Average Net Assets (excluding waivers, recoupment and fees paid indirectly)	1.20%	1.14%	1.22	%****	1.16%	1.36%	1.37	%****
Ratio of Net Investment Loss to Average Net Assets	(0.68)%	(0.69)%	(0.72	)%****	(0.74)%	(0.64)%	(0.58	)%****
Portfolio Turnover Rate‡	138%	122%	7%		97%	126%	147	%‡‡

†  Total return has not been annualized for periods less than one year. Total return would have been lower had certain expenses not been waived by the Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡  Portfolio turnover rate has not been annualized for periods less than one year.

‡‡  Portfolio turnover rate is for the Fund for the year ended July 31, 2008.

*  The Fund changed its fiscal year end to August 31.

**  Effective February 8, 2010, the Fund acquired all the assets and liabilities of the Perimeter Small Cap Growth Fund, a series of The Adviser's Inner Circle Fund II (the "Predecessor Fund"). The Financial Highlights for the period prior to that date reflect the performance of the Predecessor Fund.

***  Commenced Operations on December 31, 2007.

****  Annualized

(1)  Per share data calculated using average shares method.

(2)  Amount is less than $0.01 per share.

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PERFORMANCE OF COMPARABLE ACCOUNT

The information set forth below represents the performance of another mutual fund managed by Mr. Garfinkel with an investment strategy substantially similar to that of the Fund. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The table compares the average annual total returns of the other mutual fund managed by Mr. Garfinkel to the Russell 2000 Growth Index, an unmanaged index generally representative of the market for stocks of small U.S. companies.

The performance information shown below from January 1, 1999 through December 31, 2005 is the performance of the STI Classic Funds' Small Cap Growth Stock Fund (the "STI Fund"), a registered mutual fund managed principally by Mr. Garfinkel while at Trusco Capital Management, Inc. The STI Fund had substantially similar investment objectives, policies and strategies as the Fund.

The bar chart and performance table that follow do not show the performance of the Predecessor Fund or the Fund. They show the performance of the STI Fund, a similar mutual fund managed by Mr. Garfinkel. Mr. Garfinkel's past performance in managing this similar mutual fund is no guarantee of the future performance of the Fund.

This table compares the STI Fund's average annual total returns for the periods ended December 31, 2005 to that of the Russell 2000 Growth Index.*

	1 Year	5 Years	Since Inception
STI Fund Returns	7.92%	7.51%	15.48%
Russell 2000 Growth Index	4.15%	2.28%	6.10%

The performance information of the STI Fund reflects the operating expenses of the STI Fund's I Shares since their inception on October 8, 1998. Russell 2000 Growth Index returns are since September 30, 1998 (Russell 2000 Growth Index returns available only on a month end basis).

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This bar chart shows changes in the performance of the STI Fund's I Shares from calendar year to calendar year during the periods that it was managed by Mr. Garfinkel.

The STI Fund's total return from January 1, 2006 to May 31, 2006 was 5.05%.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

33

Perimeter Capital Management
Six Concourse Parkway
Suite 3300
Atlanta, Georgia 30328

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available free of charge, upon request, including:

Annual/Semi-annual Reports These reports contain additional information about the Fund's investments, describe the Fund's performance, list portfolio holdings and discuss recent market conditions and economic trends. The annual report includes Fund strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's annual and semi-annual reports to shareholders are available on the Adviser's website at www.perimetercap.com.

Statement of Additional Information ("SAI") An SAI, dated December 31, 2012, has been filed with the SEC. The SAI, which includes additional information about the Fund, and the Fund's Annual and Semi-Annual reports, may be obtained free of charge by calling 1-888-968-4964. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus and is legally considered a part of this Prospectus. The SAI is available on the Adviser's website at www.perimetercap.com.

Shareholder Inquiries Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday-Friday. Call: (888) 968-4964.

Purchases And Redemptions Call your registered representative or 1-888-968-4964.

Written Correspondence

P.O. Box Address:	Perimeter Small Cap Growth Fund c/o BNY Mellon Investment Servicing (US) Inc. PO Box 9842, Providence, RI 02940-8042
Street Address:	Perimeter Small Cap Growth Fund c/o BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive, Westborough, MA 01581

Securities and Exchange Commission You may view and copy information about the Company and the Fund, including the SAI, by visiting the SEC's Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090.

INVESTMENT COMPANY ACT FILE NO. 811-05518

S1 Fund

of The RBB Fund, Inc.

Ticker Symbol: SONEX

I Shares

Prospectus

December 31, 2012

Investment Adviser:
Simple Alternatives, LLC

THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

SUMMARY SECTION
S1 Fund	1
ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS AND RISKS	7
MANAGEMENT OF THE FUNDS
Investment Adviser	13
Sub-Advisers	13
SHAREHOLDER INFORMATION
Pricing of Fund Shares	16
Market Timing	16
Purchase of Fund Shares	17
Redemption of Fund Shares	19
Dividends and Distributions	20
More Information About Taxes	20
Multi-Class Structure	22
FINANCIAL HIGHLIGHTS	23
FOR MORE INFORMATION	Back Cover

SUMMARY SECTION

Investment Objective

The S1 Fund (the "Fund") seeks to provide long-term capital appreciation with an emphasis on absolute (positive) returns and low correlation to traditional financial market indices such as the S&P 500® Index.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold I Shares of the Fund.

I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that that you pay each year as a percentage of the value of your investment)
Management Fees	2.75%
Distribution (12b-1) Fees	None
Other Expenses:
Dividend Expense on Short Sales(1)	0.99%
Interest Expense on Borrowings	0.48%
Other Operating Expenses	1.02%
Total Other Expenses	2.49%
Acquired Fund Fees and Expenses(2)	0.05%
Total Annual Fund Operating Expenses	5.29%
Less Fee Waiver and Expense Reimbursements(3)	(0.82)%
Net Expenses	4.47%

(1)  There are additional costs associated with the use of short sales. Short-sale dividends generally reduce the market value of the securities by the amount of the dividend declared; thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on the securities sold short.

(2)  "Acquired Fund" means any investment company in which the Fund invests or has invested during the fiscal year ended August 31, 2012. Net Operating Expenses will not correlate to the Fund's ratio of expenses to average net assets, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses. The Fund calculates the Acquired Fund's expenses using the net expense ratios reported in the Acquired Fund's most recent shareholder reports.

(3)  The Fund's investment adviser, Simple Alternatives, LLC (the "Adviser"), has contractually agreed to forgo all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, litigation, extraordinary items, interest or taxes) exceeds 2.95% of the average daily net assets attributable to the Fund's I Shares. This contractual limitation is in effect until at least December 31, 2014 and may not be terminated without Board approval. Because dividend expenses on short sales, acquired fund fees and expenses, brokerage commissions, litigation, extraordinary items, interest and taxes are excluded from the expense limitation, Total Annual Fund Operating Expenses (after fees forgone and expense reimbursements) are expected to exceed the applicable expense limitation. If at any time during the first three years the Fund's Advisory Agreement with the Adviser is in effect, the Fund's I Shares Total Annual Fund Operating Expenses for that year are less than 2.95%, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund during such three-year period if such reimbursement by the Fund does not cause the Fund to exceed existing expense limitations.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each

1

year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
I Shares	$448	$1,433	$2,496	$5,128

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 249.27%.

Summary of Principal Investment Strategies

The Fund utilizes a "multi-manager" approach whereby the Fund's assets are allocated to one or more sub-advisers ("Sub-Advisers") in percentages determined at the discretion of the Fund's investment adviser, Simple Alternatives, LLC (the "Adviser"). The Adviser also manages a portion of the Fund's assets and monitors Sub-Adviser trading with the dual objectives of maximizing each Sub-Adviser's investment flexibility and assuring that the Fund as a whole complies with investment restrictions. Otherwise, each Sub-Adviser acts independently from the others and utilizes its own distinct investment style in selecting securities. However, each Sub-Adviser must operate within the constraints of the Fund's investment objective and strategies and the particular investment restrictions applicable to that Sub-Adviser.

The strategies utilized by the Fund are hedge fund-type strategies and include absolute return strategies as well as strategies aimed at enhanced risk-adjusted returns. The strategies and investment techniques employed by the Sub-Advisers aim to produce absolute returns over a full market cycle while managing risk exposure. These strategies and techniques may attempt to exploit disparities or inefficiencies in particular markets or geographical regions; take advantage of security mispricings or anticipated price movements; and/or benefit from cyclical themes and relationships or special situations and events (such as spin-offs or reorganizations). Such strategies may have low correlation to traditional markets because they seek asymmetric investment opportunities that may present risks unrelated to traditional markets.

The Sub-Advisers may invest and trade in a wide range of instruments, markets and asset classes in U.S. and non-U.S., developed and emerging markets. Investments include equities and equity-related instruments, fixed-income and other debt-related instruments, currencies, financial futures, options and swaps, commodity-linked instruments and private placements. Equities and equity-related instruments include common stocks, preferred stocks, convertible securities, sponsored and unsponsored depositary receipts, exchange traded funds ("ETFs"), Rule 144A equity securities, warrants, rights, and equity derivatives such as call and put options, forward currency exchange contracts, swaps and futures. Debt-related instruments include corporate bonds, Rule 144A bonds, defaulted debt securities, distressed debt securities, mezzanine investments, bank loans, asset-backed securities, mortgage-backed securities, unrated securities and securities of companies in bankruptcy. Commodity-linked instruments include commodity-linked structured notes, commodity index-linked securities and other derivative instruments that provide exposure to the investment returns of the commodities markets. The Sub-Advisers may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Asset-backed securities acquired by the Fund may also include collateralized debt obligations ("CDOs"). CDOs include collateralized bond obligations ("CBOs") and collateralized loan obligations ("CLOs") and other similarly structured securities. The Sub-Advisers may invest in equity and debt securities of companies of all sizes and without limit on the credit quality or maturity of debt securities. These securities can be rated investment grade, rated below investment grade, or high yield securities (also known as "junk bonds"), which are below Baa3 by Moody's, BBB- by S&P or BBB- by Fitch or unrated. The Fund may invest in securities of the lowest rating category, including securities in default. There is no limit to the amount the Fund may invest in junk bonds. The Sub-Advisers borrow money from banks in order to purchase securities or for other investment purposes. The Sub-Advisers may also sell securities short, which is a form of leverage.

The Adviser has primary responsibility for allocating Fund assets in a manner that attempts to diversify the Fund's portfolio across multiple strategies and investment styles that the Adviser believes are complementary and, when combined, will produce enhanced risk-adjusted returns. The Adviser reviews a range of qualitative and

2

quantitative factors when determining the allocations and reallocations to Sub-Advisers, including, but not limited to, the Sub-Adviser's style, historical performance and the characteristics of each Sub-Adviser's allocated assets (including investment process and statistical analysis). The Adviser will allocate Fund assets among strategies of the Sub-Advisers that it believes offer the potential for attractive long-term investment returns individually and are expected to blend within the Fund's portfolio so that it will have low correlation and low volatility relative to the broader stock and bond markets. The Adviser may direct a Sub-Adviser to reduce or limit its investment in certain assets or asset classes in order to achieve the desired composition of the Fund's overall portfolio. The Adviser retains the discretion to invest the Fund's assets in securities and other instruments directly and may do so in certain circumstances including pending allocation to a Sub-Adviser, to hedge against overall Fund exposure created by the Sub-Advisers, or to increase or reduce the Fund's exposure to a particular issuer, sector, industry or general market risk, including interest rate risk.

Summary of Principal Risks

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The Fund is only a suitable investment for investors who can bear leverage and derivatives securities risks. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

•  Multi-Manager Dependence. The success of the Fund's investment strategy depends both on the Adviser's ability to select Sub-Advisers and to allocate assets to those Sub-Advisers and on each Sub-Adviser's ability to execute the relevant strategy and select investments for the Fund. The Sub-Advisers' investment styles may not always be complementary, which could affect the performance of the Fund.

•  Absolute Return Focus. The Fund's returns may deviate from overall market returns to a greater degree than other funds that do not employ an absolute return focus. In addition, if the Fund or a Sub-Adviser takes a defensive posture by hedging its portfolio and stock prices subsequently advance, the Fund's returns may be lower than expected and lower than if the Fund's portfolio had not been hedged.

•  Equity Securities. The Fund is designed for investors who can accept the risks of investing in a portfolio with significant holdings of equity securities. Equity securities tend to be more volatile than other investment choices, such as debt and money market instruments. The value of your investment may decrease in response to overall stock market movements or the value of individual securities held by the Fund.

•  Mid Cap Company Investments. Securities of companies with mid cap capitalizations tend to be riskier than securities of companies with large capitalizations. This is because mid cap companies typically have smaller product lines and less access to liquidity than large cap companies, and are therefore more sensitive to economic downturns. In addition, growth prospects of mid cap companies tend to be less certain than large cap companies, and the dividends paid by mid cap stocks are frequently negligible. Moreover, mid cap stocks have, on occasion, fluctuated in the opposite direction of large cap stocks or the general stock market. Consequently, securities of mid cap companies tend to be more volatile than those of large cap companies.

•  Small Cap Company Investments. Securities of companies with small capitalizations tend to be riskier than securities of companies with mid cap and large capitalizations. Smaller companies may have limited product lines, markets and financial resources. The prices of small capitalization stocks tend to be more volatile than those of other stocks. Small capitalization stocks are not priced as efficiently as stocks of larger companies. In addition, it may be harder to sell these stocks, especially during a down market or upon the occurrence of adverse company-specific events, which can reduce their selling prices.

•  Fixed Income Securities. Fixed income securities in which the Fund may invest are subject to certain risks, including: interest rate risk, prepayment risk and credit/default risk. Interest rate risk involves the risk that prices of fixed income securities will rise and fall in response to interest rate changes. Prepayment risk involves the risk that in declining interest rate environments prepayments of principal could increase and require the Fund to reinvest proceeds of the prepayments at lower interest rates. Credit risk involves the risk that the credit rating of a security may be lowered.

•  Asset-Backed Securities. The risks of investing in asset-backed securities include interest rate risk, prepayment risk and the risk that the Fund could lose money if there are defaults on the loans underlying these securities.

•  Mortgaged-Backed Securities. The risks of investing in mortgaged-backed securities include interest rate risk, prepayment risk and the risk that the Fund could lose money if there are defaults on the mortgage loans underlying these securities.

•  High Yield Debt Obligations. The Fund may invest in high yield debt obligations, such as bonds and debentures, issued by corporations and other business organizations. An issuer of debt obligations may

3

default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Such high yield debt obligations are referred to as "junk bonds" and are not considered to be investment grade.

•  Foreign Investments. International investing is subject to special risks, including currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices. The Fund may invest in securities of foreign issuers either directly or through depositary receipts. Depositary receipts may be available through "sponsored" or "unsponsored" facilities. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders.

•  Emerging Markets. Investment in emerging market securities involves greater risk than that associated with investment in foreign securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

•  Leverage. The Fund may borrow money from banks in order to purchase securities or for other investment purposes. The Fund may also engage in selling securities short, which is a form of leverage. Although the use of leverage by the Fund may create an opportunity for increased return, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the use of leverage as an investment strategy will be successful.

•  Derivatives. The Fund's investments in derivative instruments such as options, forward currency exchange contracts, swaps and futures, which may be leveraged, may result in losses. Investments in derivative instruments may result in losses exceeding the amounts invested.

•  Commodity Sector Risk. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, and events affecting the financial services sector may cause the Fund's share value to fluctuate.

•  Convertible Securities. Securities that can be converted into common stock, such as certain securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.

•  Valuation. Portfolio securities that have been valued using techniques other than market quotations may have valuations that are different from those produced using market quotations, and the security may be sold at a discount to the value established by the Fund.

•  Redemptions. The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

•  Portfolio Turnover. The Fund frequently trades its portfolio securities. High portfolio turnover will cause the Fund to incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains.

•  Exchange Traded Funds. ETFs are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities that the ETF is designed to track, although lack of liquidity in an ETF could result in its being more volatile. The Fund may incur brokerage fees in connection with its purchase of ETF shares.

4

•  New Adviser Risk. The Fund's Sub-Advisers may be newly-formed, newly registered with the SEC and/or have not previously managed a mutual fund. Accordingly, investors in the Fund bear the risk that a Sub-Adviser's inexperience may limit its effectiveness.

Fund Performance

The chart below illustrates the performance of the Fund's I Shares. The information provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced. Updated performance information may be obtained at www.S1Fund.com or 1-866-882-1226.

TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

I Shares

Best and Worst Quarterly Performance (for the periods reflected in the chart above):
Best Quarter:	2.13% (quarter ended March 31, 2011)
Worst Quarter:	(3.93)% (quarter ended September 30, 2011)
Year-to-date total return for the nine months ended September 30, 2012: 4.00%

AVERAGE ANNUAL TOTAL RETURNS

The table below compares the Fund's total returns for the calendar year ended December 31, 2011 to the average annual total returns of a broad-based securities market index for the same period. Past performance (before and after taxes) is not necessarily an indicator of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2011

	Calendar Year ended December 31, 2011	Since Inception(1) (September 30, 2010)
I Shares Before Taxes	(1.21)%	(1.92)%
I Shares After Taxes on Distributions(1)	(1.21)%	(1.92)%
I Shares After Taxes on Distributions and Sale of Fund Shares	(0.79)%	(1.63)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	13.10%

(1)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRA).

5

Management of the Fund

Investment Advisers and Sub-Advisers

Simple Alternatives, LLC, 90 Grove Street, Suite 205, Ridgefield, Connecticut 06877, serves as investment adviser to the Fund. Roaring Blue Lion Capital Management, LLC, Courage Capital Management, LLC, Lauren Templeton Capital Management, LLC, Maerisland Capital, LLC, and Starwood Real Estate Securities, LLC, each serves as a Sub-Adviser to the Fund.

Portfolio Managers

	Title	Portfolio Manager of Fund since:
Simple Alternatives, LLC
James Dilworth	Chief Executive Officer	Inception
Bruce MacDonald	Chief Investment Officer	Inception
Roaring Blue Lion Capital Management, LLC
Charles W. Griege, Jr.	Managing Partner, Chief Investment Officer	Inception
Courage Capital Management, LLC
Richard C. Patton	Chief Investment Officer	Inception
Lauren Templeton Capital Management, LLC
Lauren C. Templeton	Founder, Managing Member, Chief Compliance Officer	Inception
Scott Phillips	Portfolio Manager, Head of Research	Inception
Maerisland Capital, LLC
Mark Beder	Founder, Chief Executive Officer, Chief Investment Officer	January 1, 2012
Starwood Real Estate Securities, LLC
Matthew C. Gilman	Chief Executive Officer, Portfolio Manager	Inception

Purchase and Sale of Fund Shares

Minimum Initial Investment: $1,000,000

You can only purchase and redeem Shares of the Fund on days the New York Stock Exchange is open. Shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professions (collectively, "Service Organizations"). Shares of the Fund may also be purchased and redeemed directly through The RBB Fund, Inc. by the means described below.

Purchase and Redemption By Mail:

S1 Fund
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9869
Providence, RI 02940-8042

Purchase By Wire:

Before sending any wire, call BNY Mellon Investment Servicing (US) Inc. (the "Transfer Agent") at 1-866-882-1226 to confirm the current wire instructions for the S1 Fund.

Redemption By Telephone:

Call the Transfer Agent at 1-866-882-1226

6

Taxes

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

7

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS AND RISKS

This section provides some additional information about the Fund's investments and certain portfolio management techniques that the Fund may use. More information about the Fund's investments and portfolio management techniques, and related risks, is included in the Statement of Additional Information ("SAI").

The Fund's investment objective is non-fundamental and may be changed by the Board of Directors of The RBB Fund, Inc. (the "Company") without the approval of the Fund's shareholders. However, as a matter of policy, the Fund would not materially change its investment objective without informing shareholders at least 60 days in advance of any such change.

Additional Information About the Fund's Principal Investments and Risks

Sub-Adviser Investment Strategies. The Sub-Advisers will use a combination of the following investment strategies:

Relative Value

This strategy is designed to take advantage of perceived discrepancies in the market prices of certain convertible bond, common stock, fixed income and derivative securities. Such discrepancies are often created by imbalances in supply and demand of different types of issues (for example, agency securities relative to U.S. Treasury securities).

Event Driven

This strategy is designed to invest in securities whose prices are or will be impacted by a corporate event. Such events include corporate events, such as restructurings, spin-offs and significant litigation (e.g., tobacco litigation). Opportunities in this area are created by the reluctance of traditional investors to assume the risk associated with certain corporate events.

Long/Short Equity

This strategy employs long and short trading in common stock, and preferred stock of U.S. and foreign issuers. This strategy attempts to neutralize exposure to general market risk by primarily investing in stocks that are undervalued and short selling those stocks that are considered to be undervalued.

Market Neutral Equity

This strategy is designed to exploit equity market inefficiencies, which involves being simultaneously invested in long and short matched equity portfolios generally of the same size, usually in the same market. These strategies are typically constructed to attempt to be beta neutral and attempt to control the industry, sector, market capitalization and other potential market bias exposures.

Global Macro

This strategy seeks to generate income and/or capital appreciation through a portfolio of investments focused on macro-economic opportunities across numerous markets and instruments. These strategies may include positions in the cash, currency, futures and forward markets. Trading positions are generally held both long and/or short in both U.S. and non-U.S. markets. With a broader global scope, returns to the Global Macro strategy generally exhibit little to no correlation with the broader domestic equity and bond markets.

Convertible Arbitrage

This strategy seeks to take advantage of pricing inefficiencies of the embedded option in a convertible bond. The strategy typically involves the purchase of a convertible debt or preferred equity instrument (an instrument that is effectively a bond or has a fixed obligation of repayment with an embedded equity option, non-detachable warrants or an equity-linked or equity-indexed note) concurrent with the short sale of, or a short over-the-counter derivative position in, the common stock of the issuer of such debt instrument.

Credit Biased

These strategies invest primarily in the following sectors: secured leveraged loans, high yield bonds, distressed debt, structured credit, and global debt (typically less efficient areas of the global fixed income markets than traditional fixed income strategies). Generally these sectors may include wide credit rating ranges (including leveraged buyouts), may include distressed debt strategies and may include restricted securities and securities that may not be registered for which a market may not be readily available.

Mortgage Backed Securities

This strategy is designed to exploit perceived mispricings in mortgage back securities. Such mispricings can result from periods of market illiquidity and distress or from analytical anomalies. The strategy will invest in both conventional and complex mortgage backed securities.

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Opportunistic Equities

This strategy is designed to capitalize on underpriced equity securities or on positive market trends and may focus in certain securities markets, industries, company sizes, or geographical areas. Strategies are primarily managed for absolute return and Sub-Advisers assess risk and opportunity on an absolute, not an index-relative basis, by focusing on relatively few investments that the manager believes are undervalued and either offer a margin-of-safety, or offer high growth opportunities. Selective hedging through the use of short sales or options may be utilized to manage risk exposure. Strategies may also focus on special situations or events, including distressed equities.

Additional Investment Strategies

The Fund also has the ability to employ strategies including borrowing money from banks to purchase securities and investing in warrants, options and futures, reverse repurchase agreements, initial public offerings, restricted securities, and other investment companies. Each Sub-Adviser will have its own methods of determining when to sell an investment, which will vary depending on the Sub-Adviser's investment strategy. Sell decisions may be triggered by an adverse change in a company's operating performance or a deterioration of a company's business model. A sell trigger may also occur if a Sub-Adviser discovers a new investment opportunity that it believes is more compelling.

Derivative Contracts. The Fund may, but need not, use derivative contracts for any of the following purposes:

•  To seek to hedge against the possible adverse impact of changes in stock market prices, currency exchange rates or interest rates in the market value of its securities or securities to be purchased;

•  As a substitute for buying or selling currencies or securities; or

•  To seek to enhance the Fund's return in non-hedging situations (which is considered a speculative activity).

Examples of derivative contracts include: futures and options on securities, securities indices or currencies; options on these futures; forward foreign currency contracts; and interest rate or currency swaps. The Fund may use derivative contracts involving foreign currencies. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the Fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities in that the counterparty may default on its payment obligations or become insolvent. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets.

Short Sales. The Fund engages in short sales — including those that are not "against the box," which means that the Fund may make short sales where the Fund does not currently own or have the right to acquire, at no added cost, securities identical to those sold short — in accordance with the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"). In a typical short sale, the Fund borrows from a broker a security in order to sell the security to a third party. The Fund is then obligated to return a security of the same issuer and quantity at some future date. The Fund realizes a loss to the extent the security increases in value or a profit to the extent the security declines in value (after taking into account any associated costs). Short sales "against the box" may protect the Fund against the risk of losses in the value of a portfolio security because any decline in value of the security should be wholly or partially offset by a corresponding gain in the short position. Any potential gains in the security, however, would be wholly or partially offset by a corresponding loss in the short position. Short sales that are not "against the box" involve a form of investment leverage, and the amount of the Fund's loss on a short sale is potentially unlimited. The Fund will not make a short sale if, immediately before the transaction, the market value of all securities sold short exceeds 95% of the value of the Fund's assets.

Equity and Equity-Related Securities. The Fund invests in all types of equity securities. Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts ("REITs"), and equity participations. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Common stocks may decline over short or even extended periods of time. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to

9

additional shares is not executed prior to the right's or warrant's expiration. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. State law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a limited partnership than investors in a corporation. Fluctuations in the value of equity securities in which a mutual fund invests will cause the Fund's net asset value to fluctuate. The number of issuers in the Fund's portfolio will vary over time.

Fixed Income Investments. The Fund invests a portion of its assets in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by corporate and governmental issuers and may have all types of interest rate payment and reset terms, including (without limitation) fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. The principal debt investments of the Fund will be fixed and floating rate securities with no reset terms.

The credit quality of securities held in the Fund's portfolio is determined at the time of investment. If a security is rated differently by multiple ratings organizations, the Fund treats the security as being rated in the higher rating category.

Mortgage-Backed Securities. Mortgage-backed securities may be issued by private companies or by agencies of the U.S. government. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property.

Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities are particularly subject to prepayment risk. The Fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Interest only instruments are particularly subject to extension risk, i.e. the risk that an issuer will exercise its right to pay later than expected. This may occur when there is a rise in interest rates. Mortgage derivatives and structured securities often employ features that have the effect of leverage. As a result, small changes in interest or prepayment rates may cause large and sudden price movements, especially compared to an investment in a security that is not leveraged. Mortgage derivatives can also become illiquid and hard to value in declining markets.

Mortgage-backed securities that are collateralized by a portfolio of mortgages or mortgage-related securities depend on the payments of principal and interest made by or through the underlying assets, which may not be sufficient to meet the payment obligations of the mortgage-backed securities. Prepayments of principal, which occur more frequently in falling interest rate conditions, may shorten the term and reduce the value of these securities. The quality and value of the underlying collateral may decline, or default, which has become a significant risk for collateral related to sub-prime mortgage loans, especially in a declining residential real estate market. Further, these securities generally are privately sold and may not be readily marketable, particularly after a rapid decrease in value. Investments in mortgage-backed securities may also be subject to valuation risk.

The Fund may also use mortgage dollar rolls to finance the purchase of additional investments. Dollar rolls expose the Fund to the risk that it will lose money if the additional investments do not produce enough income to cover the Fund's dollar roll obligations. In addition, if the Adviser's or Sub-Advisers' prepayment assumptions are incorrect, the Fund may have performed better had the Fund not entered into the mortgage dollar roll. Unless covered, investing in dollar rolls creates leverage and dollar rolls are subject to the general risks involved in leveraging.

Foreign Securities. The Fund may invest in securities of foreign issuers that are traded or denominated in U.S. dollars (including equity securities of foreign issuers trading in U.S. markets) through American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") or International Depositary Receipts ("IDRs"). Depositary receipts may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depository, whereas an unsponsored facility is established by the depository without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder

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communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders.

In addition, the Fund may invest in securities traded or denominated in foreign currencies and in multinational currencies such as the Euro. The Fund will value its securities and other assets in U.S. dollars. Investments in securities of foreign entities and securities denominated or traded in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. Changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated or quoted in currencies other than the U.S. dollar. Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.

Valuation. Portfolio securities may be valued using techniques other than market quotations. The value established for a portfolio security may be different than what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including "fair valued" securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Interest Rate Risk. During periods of rising interest rates, the market value of the Fund's fixed-income securities will tend to be lower than prevailing market interest rates. In periods of falling interest rates, the market value of the Fund's fixed-income securities generally will tend to be higher than prevailing market interest rates. Prices of longer-term fixed income securities are typically more sensitive to changes in interest rates than prices of shorter-term fixed-income securities.

Credit/Default Risk. The credit rating of an issuer or guarantor of a security in which the Fund invests may be lowered or an issuer or guarantor of a security or the counterparty to a derivatives contract or a repurchase agreement may default on its payment obligations.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Liquid securities may also become illiquid because of market events or uncertainties. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities' resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

Leveraging Risks. The use of leverage by the Adviser and Sub-Advisers may increase the volatility of the Fund. These leveraged instruments may result in losses to the Fund or may adversely affect the Fund's net asset value or total return, because instruments that contain leverage are more sensitive to changes in interest rates. The Fund may also use borrowed funds to create leverage. Although the use of leverage by the Fund may create an opportunity for increased return, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and instruments purchased with leverage proceeds are greater than the cost of the leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and instruments purchased with such proceeds does not cover the cost of leverage, the Fund's return will be less than if leverage had not been used. In the event of a sudden, precipitous drop in value of the Fund's assets, the Fund may not be able to liquidate assets quickly enough to pay off its borrowing. Short sales of securities also involve the use of leverage. Using this investment technique may adversely affect the Fund's net asset value or total return.

To limit leverage risk, the Fund will segregate assets determined by the Adviser to be liquid in accordance with procedures established by the Board of Directors, or, when permissible, enter into offsetting transactions, to cover its obligations resulting from its use of derivative instruments. Securities held in a segregated account cannot be sold while the futures contract, option or other derivative is outstanding, unless they are replaced with other suitable assets. As a result, it is possible that segregating a large percentage of the Fund's assets could impede portfolio management or its ability to meet redemption requests or other current obligations.

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Interest Rate Swaps, Total Return Swaps, Credit Default Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars.

•  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments.

•  Total return swaps are contracts that obligate one party to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or basket of securities or a non-asset reference such as a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference.

•  Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of the debt obligation.

•  Options on swaps ("swaptions") are options to enter into a swap agreement. The Fund may also purchase and write (sell) swaptions. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

•  Interest rate caps entitle the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap.

•  Interest rate floors entitle the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor.

•  Interest rate collars combine a cap and a floor that are designed to preserve a certain return within a predetermined range of interest rates.

The Fund may enter into the transactions described above for hedging purposes or to seek to increase total return (which is considered a speculative activity). The use of swaps, swaptions, and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser or a Sub-Adviser is incorrect in its forecasts of market values and interest rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.

Counterparties. To the extent the Fund invests in loans or securities traded over-the-counter, swaps, "synthetic" or derivative instruments, repurchase agreements, certain types of options or other customized financial instruments, the Fund takes the risk of non-performance by the other party to the contract. This risk may include credit risk of the counterparty and the risk of settlement default. This risk may differ materially from those entailed in exchange-traded transactions that generally are supported by guarantees of clearing organizations, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered directly between two counterparties generally do not benefit from such protections and expose the parties to the risk of counterparty default.

Commodity-Linked Derivatives. The Fund may gain exposure to the commodities markets through commodity-linked structured notes, swap agreements and commodity futures and options. These instruments have one or more commodity-dependent components. They are derivative instruments because at least part of their value is derived from the value of an underlying commodity index, commodity futures contract, index or other readily measurable economic variable. The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, historically debt securities have tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, historically the prices of certain commodities, such as oil and metals, have tended to increase. There cannot be any guarantee that derivative instruments will perform in that manner in the future, and at certain times the price movements of commodity-linked investments have been parallel to debt and equity securities.

Convertible Securities Risk. Convertible securities have characteristics of both equity and fixed-income securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions. In particular, when interest rates rise, fixed-income securities will decline in value. Convertible securities frequently have speculative

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characteristics and may be acquired without regard to minimum quality ratings. Lower quality convertible securities, also known as "junk bonds," involve greater risk of default or price changes due to the issuer's creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities in the lowest quality category may present the risk of default, or may be in default.

Tax Risk. The Fund may seek to gain exposure to the commodity markets through investments in commodity-linked notes. The Fund has not requested or received a ruling from the Internal Revenue Service ("IRS") regarding their treatment for purposes of the Fund's qualification as a regulated investment company under the Internal Revenue Code ("Code"). Additionally, the tax treatment of commodity-linked notes and other commodity-linked derivatives may be adversely affected by future legislation, U.S. Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Fund's taxable income or any gains and distributions made by the Fund.

Exchange-Traded Funds (ETFs). The Fund may invest up to 25% of its assets in ETFs. ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. In general, ETFs seek to track a specified securities index or a basket of securities that an "index provider," such as Standard & Poor's, selects as representative of a market, market segment or industry sector. An ETF portfolio generally holds the same stocks or bonds as the index it tracks or it may hold a representative sample of such securities. Thus, an ETF is designed so that its performance will correspond closely with that of the index it tracks. As a shareholder in an ETF, the Fund will bear its pro rata portion of an ETF's expenses, including advisory fees, in addition to its own expenses.

Other Investment Companies. The Fund may invest up to 10% of its total assets in the securities of other investment companies (including issues that would be investment companies but for sections 3(c)(1) or 3(c)(7) of the 1940 Act), but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Among other things, the Fund may invest in money market mutual funds for cash management purposes by "sweeping" excess cash balances into such funds until the cash is invested or otherwise utilized. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund. Investments in issues that would be investment companies but for sections 3(c)(1) or 3(c)(7) of the 1940 Act will generally be considered illiquid investments and would be subject to the Fund's 15% limitation on investments in illiquid securities.

Redemptions. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities' resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

Portfolio Turnover. The Fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading may also increase transaction costs, which could detract from the Fund's performance.

Temporary Investments. The Fund may depart from its principal investment strategy in response to adverse market, economic, political or other conditions by taking temporary defensive positions (up to 100% of its assets) in all types of money market and short-term debt securities. If the Fund were to take a temporary defensive position, it may be unable for a time to achieve its investment objective.

Broad-Based Securities Market Index. The S&P 500® Index is an unmanaged index composed of 500 common stocks, classified in eleven industry sectors, which represent approximately 75% of the U.S. equities market. The S&P 500® Index assigns relative values to the stocks included in the index, weighted according to each stock's total market value relative to the total market value of the other stocks included in the index.

Disclosure of Portfolio Holdings

A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The SAI is incorporated herein.

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MANAGEMENT OF THE FUNDS

Investment Adviser

Simple Alternatives, LLC, a registered investment adviser located at 90 Grove Street, Suite 205, Ridgefield, Connecticut 06877, provides investment advisory services to the Fund subject to the general supervision of the Company's Board of Directors. The Adviser was founded in October 2009 by James Dilworth.

Pursuant to an investment advisory agreement with the Company, the Adviser is entitled to an advisory fee at the annual rate of 2.75% of the Fund's average daily net assets, computed daily and payable monthly. The Adviser has contractually agreed to forgo all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, litigation, extraordinary items, interest or taxes) exceeds 2.95% of the average daily net assets attributable to the Fund's I Shares. This contractual limitation is in effect until at least December 31, 2014 and may not be terminated without Board approval. Because dividend expenses on short sales, acquired fund fees and expenses, brokerage commissions, litigation, extraordinary items, interest and taxes are excluded from the expense limitation, Total Annual Fund Operating Expenses (after fees forgone and expense reimbursements) are expected to exceed the applicable expense limitation. If at any time during the first three years the Fund's Advisory Agreement with the Adviser is in effect, the Fund's Total Annual Fund Operating Expenses for that year are less than 2.95%, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund during such three-year period if such reimbursement by the Fund does not cause the Fund to exceed existing expense limitations. For the fiscal year ended August 31, 2012, after waivers, the Adviser has received 1.93% of the Fund's average daily net assets. Had fee waivers not been in place, the Adviser would have received 2.75% of the Fund's average daily net assets.

The Fund is managed by the Adviser and one or more Sub-Advisers unaffiliated with the Adviser. The Adviser also has the ultimate responsibility to oversee the Sub-Advisers, and to recommend their hiring, termination, and replacement, subject to approval by the Board of Directors. James Dilworth and Bruce MacDonald are the portfolio managers primarily responsible for the day-to-day management of the Fund. Prior to founding Simple Alternatives, LLC, Mr. Dilworth worked with Common Sense Investment Management, LLC. Common Sense Investment Management is an institutional hedge fund of funds. Mr. Dilworth founded Dilworth Securities, Inc. and Dilworth Capital Management, LLC in 2003. Prior to establishing Dilworth Capital, Mr. Dilworth served as the CEO and Managing Director of London-based Middlebury Capital Partners International, a holding company partially owned by and managing investments for the Charles R. Schwab family. In 1998, Mr. Dilworth joined Clark Winter in developing Winter Capital International, a fund of funds based in New York City, which was sold to Citigroup Private Bank in late 2000. Mr. Dilworth received his MBA from Northwestern University's Kellogg Graduate School of Business. Mr. MacDonald currently serves as Chief Investment Officer of the Adviser. From 2005 to 2009 he was Director of Asset Allocation and Risk Management for the University of Virginia Investment Management Company (UVIMCO). Before joining UVIMCO Mr. MacDonald was the Senior Investment Strategist for Putnam Investments' Global Asset Allocation team. Mr. MacDonald holds an MBA from Columbia University and a BA in religion from Wesleyan University.

Sub-Advisers

The Fund has received an exemptive order from the SEC that permits the Adviser to engage or terminate a Sub-Adviser, and to enter into and materially amend an existing sub-advisory agreement, upon the approval of the Board of Directors, without obtaining shareholder approval. The Sub-Advisers provide investment advisory services to the portion of the Fund's portfolio allocated to them by the Adviser. The Adviser compensates each Sub-Adviser at a rate negotiated by the Adviser and the Sub-Adviser. The Adviser selects Sub-Advisers based upon the Sub-Adviser's skills in managing assets pursuant to particular investment styles and strategies. The Adviser monitors existing Sub-Advisers based on their investment styles, strategies, and results in managing assets for specific asset classes. Each Sub-Adviser will have discretion to select portfolio securities for its portion of the Fund, but must select those securities according to the Fund's investment objectives and restrictions. The Fund is not required to invest with any minimum number of Sub-Advisers, and does not have minimum or maximum limitations with respect to allocations of assets to any Sub-Adviser. The Adviser may change the allocation of the Fund's assets among the available Sub-Advisers, and may add or remove Sub-Advisers, at any time.

Roaring Blue Lion Capital Management, LLC ("Blue Lion"), a registered investment adviser located at 8115 Preston Road, Suite 550, Dallas, TX 75225, has served as a Sub-Adviser to the Fund since its inception. Charles W. Griege, Jr. is the portfolio manager primarily responsible for the day-to-day management of the portion of the Fund sub-advised by Blue Lion. Mr. Griege has been Managing Partner and Chief Investment Officer of

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Blue Lion since 2005. Prior to starting Blue Lion, Mr. Griege joined Atlas Capital Management, a long/short equity fund, as a partner in May 2001. Prior to Atlas, Mr. Griege spent six years in investment banking, most recently as a Managing Director at SoundView Technology Group. Prior to joining SoundView, Mr. Griege was a Vice President in the research sales division of Sanford Bernstein. Mr. Griege received an MBA with honors from Columbia Business School in 1990 and a BA degree from Vanderbilt University in 1985. Blue Lion employs a long/short equity strategy with a value-oriented bias in managing its portion of the Fund. The Fund is the only mutual fund for which the Sub-Adviser provides advisory services.

Courage Capital Management, LLC ("Courage Capital"), a registered investment adviser located at 4400 Harding Road, Ste. 503, Nashville, Tennessee 37205, has served as a Sub-Adviser to the Fund since its inception. Courage Capital was founded in 1998 by Richard C. Patton, who is also the portfolio manager primarily responsible for the day-to-day management of the portion of the Fund sub-advised by Courage Capital. Mr. Patton is also Chief Investment Adviser of Courage Capital. Prior to founding Courage Capital, Mr. Patton co-founded and operated Woodmont Capital, LLC. Mr. Patton serves on the American Red Cross Board of Governors. Mr. Patton earned a B.S. in Economics from Vanderbilt University and an M.B.A. from Harvard Business School. Courage Capital employs an event driven investment strategy, including investments in special situations companies and distressed securities, in managing its portion of the Fund. The Fund is the only mutual fund for which the Sub-Adviser provides advisory services.

Lauren Templeton Capital Management, LLC ("LT"), a registered investment adviser located at 633 Chestnut Street, Suite 820, Chattanooga, TN 37450, has served as a Sub-Adviser to the Fund since its inception. LT was founded in 2001 by Lauren C. Templeton. Ms. Templeton and Scott Phillips have responsibility for the day-to-day management of the portion of the Fund sub-advised by LT. Ms. Templeton is managing member and Chief Compliance Officer of LT. Ms. Templeton is also founder and director of the Southeastern Hedge Fund Association. In addition to these responsibilities Ms. Templeton also serves the following organizations; The Atlanta Hedge Fund Roundtable (President), the Board of Trustees at the Baylor School, the Pre-Business Advisory Council at the University of the South, Sewanee (Board Member), and the Finance Advisory Board of the University of Tennessee Chattanooga. Ms. Templeton is a published book author having written "Investing the Templeton Way" released by McGraw Hill in 2008. Investing the Templeton Way is a value investor's guide to the successful methods employed by her mentor, Sir John Templeton. Ms. Templeton received a B.A. in Economics from the University of the South. Mr. Phillips joined LT in 2007 and serves as Portfolio Manager and Head of Research. Prior to joining LT, Mr. Phillips founded Cumberland Capital Corp, located in Chattanooga, Tennessee in 2004, where he provided equity research services to Green Cay Asset Management, a hedge fund management company located in Nassau, Bahamas. Mr. Phillips received his B.A. in English from the University of the South. Mr. Phillips co-authored "Investing the Templeton Way." LT uses a global value investment strategy in managing its portion of the Fund. The Fund is the only mutual fund for which the Sub-Adviser provides advisory services.

Maerisland Capital, LLC ("Maerisland"), a registered investment adviser located at 500 Newport Center Drive, Suite 600, Newport Beach, CA 92660, has served as a Sub-Adviser to the Fund since January 1, 2012. Maerisland was formed in September of 2011 by Mark Beder, who is also the portfolio manager primarily responsible for the day-to-day management of the portion of the Fund sub-advised by Maerisland. Mr. Beder has over 18 years of investment experience as a fundamental, bottoms-up investor and has managed global equity portfolios with long-only, market-neutral and long/short hedged strategies. Prior to forming Maerisland, Mr. Beder was a partner with the Tremblant Capital Group ("Tremblant") from September 1, 2005 through 2010. Mr. Beder was the founding member and sole portfolio manager of the Tremblant-Trident Funds. Following Tremblant's restructuring in late 2008, Mr. Beder was named a partner at Tremblant, managed a generalist book within Tremblant's main fund, and served on the Investment and the Risk Management Committees. Prior to his work at Tremblant, Mr. Beder was a co-founder and co-portfolio manager of KiCap Management Funds ("KiCap"), series market neutral hedge funds. Mr. Beder and his co-portfolio manager at KiCap began their work together while co-heading the global telecom and media team at Tiger Management, LLC. Mr. Beder and his partner managed a book of over $300 million of assets within Tiger Management's main fund. Prior to joining Tiger Management in 1999, Mr. Beder spent 6 years with The Capital Group Companies where he managed a $1.4 billion global telecom portfolio and was the lead manager to an additional $6 billion in global telecom assets. Prior to entering the investment industry, Mr. Beder was a Lieutenant Commander and Assault Team Leader with the United States Navy SEAL Team. Mr. Beder holds a Masters of Business Administration degree from the Harvard Business School and a Bachelor of Science degree in Mechanical Engineering from the Massachusetts Institute of Technology. Mr. Beder serves as a Trustee for Harbor Day School and is a Board Member for Second Harvest Food Bank of Orange County. Maerisland uses a long/short global investment strategy that focuses on proprietary research in managing its portion of the Fund. The Fund is the only mutual fund for which the Sub-Adviser provides advisory services.

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Starwood Real Estate Securities, LLC ("SRES"), a registered investment adviser located at 591 West Putnam Avenue, Greenwich, Connecticut 06830, has served as a Sub-Adviser to the Fund since its inception. SRES was launched in 2004. SRES is jointly owned by Barry Sternlicht, Chairman and Advisor, and Matthew C. Gilman, Chief Executive Officer and Portfolio Manager. Over the past 19 years, Mr. Sternlicht has structured more than 400 investment transactions with an asset value of more than $40 billion. From 1995 through 2005, Mr. Sternlicht was Chairman and CEO of Starwood Hotels & Resorts Worldwide, Inc., a company he founded in 1995. Mr. Gilman is the portfolio manager primarily responsible for the day-to-day management of the portion of the Fund sub-advised by SRES. Mr. Gilman joined Starwood Real Estate Securities LLC at its founding in 2004. From 1999 to 2004, Mr. Gilman was Senior Portfolio Manager at ABP Investments US, Inc., the US subsidiary of the Dutch Civil Service Pension Fund, regarded as one of the largest in the world. Mr. Gilman covered real estate securities at JP Morgan Investment Management from 1995 to 1999 and for one year at Genesis Realty Advisors from 1994 to 1995. Mr. Gilman began his career at Wellsford Residential Properties in 1992, a multi-family real estate investment trust. Mr. Gilman is a graduate of Dartmouth College and is a member of the National Association of Real Estate Investment Trusts. SRES employs a long/short equity investment strategy, with a focus on public real estate securities, in managing its portion of the Fund. The Fund is the only mutual fund for which the Sub-Adviser provides advisory services.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

A discussion regarding the basis for the Company's Board of Directors approval of the Fund's investment advisory agreement with the Adviser and sub-advisory agreements with the Sub-Advisers is available in the Fund's semi-annual report for the period ended August 31, 2012 (except for Maerisland). The discussion regarding the basis for the Company's Board of Directors approval of the Fund's sub-advisory agreement with Maerisland is in the Fund's semi-annual report for the period ended February 29, 2012.

Marketing Arrangement

The Adviser or its affiliates may pay additional compensation, out of profits derived from the Adviser's management fee and not as an additional charge to the Fund, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares ("revenue sharing"). These payments are in addition to any record keeping or sub-transfer agency fees payable by the Fund, or other fees described in the fee table or elsewhere in the Prospectus or SAI. Examples of "revenue sharing" payments include, but are not limited to, payment to financial institutions for "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, but not limited to, inclusion of the Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Adviser access to the financial institution's sales force; granting the Adviser access to the financial institution's conferences and meetings; assistance in training and educating the financial institution's personnel; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial institution, or other factors as agreed to by the Adviser and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Adviser from time to time, may be substantial, and may be different for different financial institutions depending upon the services provided by the financial institution. Such payments may provide an incentive for the financial institution to make shares of the Fund available to its customers and may allow the Fund greater access to the financial institution's customers.

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SHAREHOLDER INFORMATION

Pricing of Fund Shares

I Shares of the Fund ("Shares") are priced at their net asset value ("NAV"). The NAV per share of the Fund is calculated as follows:

The Fund's NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The Fund will effect purchases of Fund shares at the NAV next determined after receipt by the Fund's Transfer Agent of your purchase order in good order. The Fund will effect redemptions of Fund shares at the NAV next calculated after receipt by the Fund's Transfer Agent of your redemption request in good order.

The Fund's equity securities listed on any national or foreign exchange market system will be valued at the last sale price, except for the National Association of Securities Dealers Automatic Quotation System ("NASDAQ"). Equity securities listed on NASDAQ will be valued at the official closing price. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. When prices are not available from such services or are deemed to be unreliable, securities may be valued by dealers who make markets in such securities. Foreign securities, currencies and other securities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation. If the Fund holds foreign equity securities, the calculation of the Fund's NAV will not occur at the same time as the determination of the value of the foreign equities securities in the Fund's portfolio, since these securities are traded on foreign exchanges.

If market quotations are unavailable or deemed unreliable by the Fund's administrator, in consultation with the Adviser and Sub-Advisers, securities will be valued by the Adviser and Sub-Advisers in accordance with procedures adopted by the Company's Board of Directors and under the Board of Directors' ultimate supervision. In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, a foreign security may be fair valued in accordance with procedures adopted by the Company's Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in ETFs, REITs and closed-end funds will be valued at their market price.

Market Timing

In accordance with the policy adopted by the Company's Board of Directors, the Company discourages and does not accommodate market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund Shares held by long-term shareholders. The Company and the Adviser reserve the right to (i) reject a purchase or exchange order, (ii) delay payment of immediate cash redemption proceeds for up to seven calendar days, (iii) revoke a shareholder's privilege to purchase Fund Shares (including exchanges), or (iv) limit the amount of any exchange involving the purchase of Fund Shares. An investor may receive notice that their purchase order or exchange has been rejected after the day the order is placed or after acceptance by a financial intermediary. It is currently expected that a shareholder would receive notice that its purchase order or exchange has been rejected within 48 hours after such purchase order or exchange has been received by the Company in good order. The Company and the Adviser will not be liable for any loss resulting from rejected

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purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise its right if, in the Company's (or the Adviser's) judgment, an investor has a history of excessive trading or if an investor's trading, in the judgment of the Company or the Adviser, has been or may be disruptive to the Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

Pursuant to the policy adopted by the Board of Directors, the Adviser has developed criteria that it uses to identify trading activity that may be excessive. The Adviser reviews on a regular, periodic basis available information related to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, the Adviser, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Adviser detects excessive, short-term trading, it may reject or restrict a purchase request and may further seek to close an investor's account with the Fund. The Adviser may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Adviser will apply the criteria in a manner that, in its judgment, will be uniform.

If necessary, the Company may prohibit additional purchases of Fund shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers' trading activities in the Fund. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company's excessive trading policies, the Company may take certain actions, including terminating the relationship.

There is no assurance that the Fund will be able to identify market timers, particularly if they are investing through intermediaries.

Purchase of Fund Shares

Shares representing interests in the Fund are offered continuously for sale by Foreside Funds Distributors, LLC, formerly known as BNY Mellon Distributors Inc. (the "Distributor").

General. You may purchase Shares of the Fund at the NAV per Share next calculated after your order is received by the Transfer Agent in good order as described below. The Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. After an initial purchase is made, the Transfer Agent will set up an account for you on the Company records. The minimum initial investment in the Fund is $1,000,000. There is no minimum for subsequent investments. The Fund may accept initial investments of smaller amounts in its sole discretion. You can only purchase Shares of the Fund on days the NYSE is open and through the means described below.

Purchases Through Intermediaries. Shares of the Fund may also be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Shares are purchased directly from the Company. Therefore, you should contact the Service Organization acting on your behalf concerning the fees (if any) charged in connection with a purchase or redemption of Shares and should read this Prospectus in light of the terms governing your accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company or its agent and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Company's pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order if the order is actually received by the Company in good order not later than the next business morning. If a purchase order is not received by the Fund in good order, the Transfer Agent will contact the financial intermediary to determine the status of the purchase order. Orders received by the Company in good order will be priced at the Fund's NAV next computed after they are deemed to have been received by the Service Organization or its authorized designee.

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For administration, subaccounting, transfer agency and/or other services, the Adviser may pay Service Organizations and certain recordkeeping organizations a fee (the "Service Fee") of the average annual net asset value of accounts with the Company maintained by such Service Organization or recordkeepers. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

Initial Investment By Mail. An account may be opened by completing and signing the application included with this Prospectus and mailing it to the Transfer Agent at the address noted below, together with a check ($1,000,000 minimum) payable to the Fund. Third party checks will not be accepted.

Regular Mail:	Overnight Mail:
S1 Fund c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9869 Providence, RI 02940	S1 Fund c/o BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581

The name of the Fund should be designated on the application and should appear on the check. Payment for the purchase of Shares received by mail will be credited to a shareholder's account at the NAV per share of the Fund next determined after receipt of payment in good order.

Initial Investment By Wire. Shares of the Fund may be purchased by wiring federal funds to The Bank of New York Mellon. A completed application must be forwarded to the Transfer Agent at the address noted above under "Initial Investment by Mail" in advance of the wire. For the Fund, notification must be given to the Transfer Agent at 1-866-882-1226 prior to 4:00 p.m., Eastern time, on the wire date. (Prior notification must also be received from investors with existing accounts.) Request account information and routing instructions by calling the Transfer Agent at 1-866-882-1226.

Federal funds wire purchases will be accepted only on days when the NYSE and The Bank of New York Mellon are open for business.

Additional Investments. Additional investments may be made at any time by purchasing Shares of the Fund at the NAV per Share of the Fund by mailing a check to the Transfer Agent at the address noted under "Initial Investment by Mail" (payable to S1 Fund) or by wiring monies to The Bank of New York Mellon as outlined under "Initial Investment by Wire." Notification must be given to the Transfer Agent at 1-866-882-1226 prior to 4:00 p.m., Eastern time, on the wire date. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected. This may take up to 15 calendar days from the date of purchase.

Automatic Investment Plan. Additional investments in Shares of the Fund may be made automatically by authorizing the Transfer Agent to withdraw funds from your bank account through an Automatic Investment Plan ($250 minimum). Investors desiring to participate in an Automatic Investment Plan should call the Transfer Agent at 1-866-882-1226.

Retirement Plans/IRA Accounts. Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs. A $15.00 custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact the Transfer Agent at 1-866-882-1226. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with a tax advisor.

Purchases in Kind. In certain circumstances, Shares of the Fund may be purchased "in kind" (i.e. in exchange for securities, rather than cash). The securities rendered in connection with an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable in accordance with the Company's valuation procedures. Securities accepted by the Fund will be valued, as set forth in this Prospectus, as of the time of the next determination of net asset value after such acceptance. The Shares of the Fund that are issued to the investor in exchange for the securities will be determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. The Fund will not accept securities in exchange for its Shares unless such securities are, at the time of the exchange, eligible to be held by the Fund and satisfy such other conditions as may be imposed by the Adviser or the Company. Purchases in-kind may result in the recognition of gain or loss for federal income tax purposes on the securities transferred to the Fund.

Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the offering of shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund. The Adviser will monitor the Fund's total assets and may, subject to Board approval,

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decide to close the Fund at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund's strategy. The Adviser, subject to Board approval, may also choose to reopen the Fund to new investments at any time, and may subsequently close the Fund again should concerns regarding the Fund's size recur. If the Fund closes to new investments, the Fund may be offered only to certain existing shareholders of the Fund and certain other persons who may be subject to cumulative, maximum purchase amounts, as follows:

a.  Persons who already hold Shares of the closed Fund directly or through accounts maintained by brokers by arrangement with the Company,

b.  Existing and future clients of financial advisers and planners whose clients already hold Shares of the closed Fund,

c.  Employees of the Adviser and their spouses, parents and children, and

d.  Directors of the Company.

Distributions to all shareholders of the closed Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser, subject to the Board of Directors' discretion, reserves the right to implement other purchase limitations at the time of closing, including limitations on current shareholders.

Purchases of the Fund's Shares will be made in full and fractional shares of the Fund calculated to three decimal places.

The Company's officers are authorized to waive the minimum initial and subsequent investment requirements.

Good Order. A purchase request is considered to be in good order when all necessary information is provided and all required documents are properly completed, signed and delivered. Purchase requests not in good order may be rejected.

Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's Shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's Shares when an investor's identity cannot be verified.

Redemption of Fund Shares

You may redeem Fund Shares at the next NAV calculated after a redemption request is received by the Transfer Agent in good order. The Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. You can only redeem Shares of the Fund on days the NYSE is open and through the means described below. You may redeem Fund Shares by mail, or, if you are authorized, by telephone. The value of Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

Redemption By Mail. Your redemption requests should be addressed to S1 Fund, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9869, Providence, RI 02940; for overnight delivery, requests should be addressed to S1 Fund, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581 and must include:

a.  Name of the Fund;

b.  Account number;

c.  Your Share certificates, if any, properly endorsed or with proper powers of attorney;

d.  A letter of instruction specifying the number of Shares or dollar amount to be redeemed, signed by all registered owners of the Shares in the exact names in which they are registered;

e.  Medallion signature guarantees are required when (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s) or (ii) the redemption request is for $50,000 or more. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a Medallion Program recognized by the Securities Transfer

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Association. The three recognized Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and

f.  Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Redemption By Telephone. In order to utilize the telephone redemption option, you must indicate that option on your Account Application. Please note that the telephone redemption option is not available for retirement accounts. You may then initiate a redemption of Shares by calling the Transfer Agent at 1-866-882-1226 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. A wire charge of $7.50 is assessed and charged to the shareholder. If the telephone redemption option is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and shareholders, not the Fund or its Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Fund or its Transfer Agent to be genuine. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Fund and the Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

Involuntary Redemption. The Fund reserves the right to redeem a shareholder's account in the Fund at any time the value of the account in the Fund falls below $5,000 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account in the Fund is less than $5,000 and will be allowed 30 days to make additional investments before the redemption is processed. The transaction fee applicable to the Fund will not be charged when Shares are involuntarily redeemed.

The Fund may assert the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

Other Redemption Information. Redemption proceeds for Shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the SEC.

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Fund instead of cash in conformity with applicable rules of the SEC. If a shareholder receives redemption proceeds in-kind, the shareholder will bear the market risk of the securities received in the redemption until their disposition and should expect to incur transaction costs upon the disposition of the securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that the Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.

Good Order. A redemption request is considered to be in good order when all necessary information is provided and all required documents are properly completed, signed and delivered. Redemption requests not in good order may be delayed.

Dividends and Distributions

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Fund unless a shareholder elects otherwise.

The Fund will declare and pay dividends from net investment income annually. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Fund at least annually. The estimated amount of any annual distribution will be posted to the Adviser's website at www.S1Fund.com or a free copy may be obtained by calling 1-866-882-1226.

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The Fund may pay additional distributions and dividends at other times if necessary for the Fund to avoid U.S. federal tax. The Fund's distributions and dividends, whether received in cash or reinvested in additional Fund Shares, are subject to U.S. federal income tax.

More Information About Taxes

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Distributions. The Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as otherwise discussed below, you will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income except as discussed below.

Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Fund shares. For taxable years beginning after December 31, 2012, the maximum long-term capital gain rate applicable to individuals, estates, and trusts is 20%. You will be notified annually of the tax status of distributions to you.

Distributions of "qualifying dividends" will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of the Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of the Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund's ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of the Fund's distributions that qualify for this favorable treatment may be reduced as a result of the Fund's securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or "non-qualified" foreign corporations.

Distributions from the Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

A portion of distributions paid by the Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

Sales of Shares. You will generally recognize taxable gain or loss for federal income tax purposes on a sale or redemption of your shares based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them. (To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.)

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

Medicare Tax on Investment Income. For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from sales or redemptions of Fund shares) of individuals,

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estates and trusts to the extent "modified gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Backup Withholding. The Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." The current withholding rate is 28%.

U.S. Tax Treatment of Foreign Shareholders. Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of a regulated investment company such as the Fund, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Fund's net capital gains (the excess of net long-term capital gains over net short-term capital loss) and, for taxable years of the Fund beginning before January 1, 2014, dividends attributable to the Fund's interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Fund.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale or redemption of shares in the Fund.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in the Fund is effectively connected with that trade or business, or a foreign individual investor is present in the United States for 183 days or more in a calendar year, then the foreign investor's income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

Beginning January 1, 2014, the Fund will be required to withhold 30% tax on certain payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Fund.

State and Local Taxes. You may also be subject to state and local taxes on income and gain from Fund shares. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

More information about taxes is contained in the SAI.

Multi-Class Structure

The Fund also offers R Shares, which are offered directly to individual investors in a separate prospectus. Shares of each class of the Fund represent equal pro rata interests in the Fund and accrue dividends and calculate NAV and performance quotations in the same manner. The performance of each class is quoted separately due to different actual expenses. The total return on I Shares of the Fund can be expected to differ from the total return on R Shares of the Fund. Information concerning other classes of the Fund can be requested by calling the Fund at 1-866-882-1226.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

23

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single I Share of the Fund. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report, which is available upon request (see back cover for ordering instructions).

	I Shares for the Fiscal Year ended August 31, 2012	I Shares For the Period September 30, 2010 to August 31, 2011(1)
Per Share Operating Performance
Net asset value, beginning of period	$9.96	$10.00
Net investment loss(2)	(0.32)	(0.29)
Net realized and unrealized gain from investments	0.42	0.25	(3)
Total from operations	0.10	(0.04)
Net asset value, end of period	$10.06	$9.96
Total investment return(4)	1.00%	(0.40	)%(5)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$64,289	$51,234
Ratio of expenses to average net assets with waivers and reimbursements (including dividend and interest expense)	4.42%	4.06	%(6)
Ratio of expenses to average net assets with waivers and reimbursements (excluding dividend and interest expense)	2.95%	2.95	%(6)
Ratio of expenses to average net assets without waivers and reimbursements (including dividend and interest expense)	5.24%	6.39	%(6)
Ratio of net investment loss to average net assets	(3.24)%	(3.16	)%(6)
Portfolio turnover rate	249.27%	440.88	%(5)

(1)  The Fund commenced investment operations on September 30, 2010.

(2)  Calculated based on average shares outstanding for the period.

(3)  The amount shown may not correlate with the change in the aggregate gains and losses presented on the Statement of Operations due to the timing of sales and purchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

(4)  Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)  Annualized.

(6)  Not Annualized

24

S1 Fund

of
The RBB Fund, Inc.

(1-866-882-1226)
www.S1Fund.com

For More Information:

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the S1 Fund is available free of charge, upon request, including:

Annual/Semi-Annual Reports

These reports contain additional information about the Fund's investments, describe the Fund's performance, list portfolio holdings, and discuss recent market conditions and economic trends. The annual report includes fund strategies that significantly affected the Fund's performance during its last fiscal year.

When available, the annual and semi-annual reports to shareholders may be obtained by visiting www.S1Fund.com

Statement of Additional Information

An SAI, dated December 31, 2012 has been filed with the SEC. The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the annual and semi-annual reports, by calling 1-866-882-1226. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus (and is legally part of the prospectus). The SAI is available on the Adviser's website at www.S1Fund.com.

Shareholder Inquiries

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday-Friday. Call: 1-866-882-1226 or visit the website of the Adviser at www.S1Fund.com.

Purchases and Redemptions

Call 1-866-882-1226.

Written Correspondence

Street Address:
S1 Fund, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581

P.O. Box Address:
S1 Fund, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9869, Providence, RI 02940

Securities and Exchange Commission

You may also view and copy information about the Company and the Fund, including the SAI, by visiting the SEC's Public Reference Room in Washington, DC or the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-1520. You may obtain information on the operation of the public reference room by calling the SEC at (202) 551-8090.

INVESTMENT COMPANY ACT FILE NO.811-05518

S1 Fund

of The RBB Fund, Inc.

Ticker Symbol: SONRX

R Shares

Prospectus

December 31, 2012

Investment Adviser:
Simple Alternatives, LLC

THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

SUMMARY SECTION
S1 Fund	1
ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS AND RISKS	8
MANAGEMENT OF THE FUNDS
Investment Adviser	14
Sub-Advisers	14
SHAREHOLDER INFORMATION
Pricing of Fund Shares	17
Market Timing	17
Purchase of Fund Shares	18
Redemption of Fund Shares	20
Dividends and Distributions	22
More Information About Taxes	22
Multi-Class Structure	23
FOR MORE INFORMATION	Back Cover

SUMMARY SECTION

Investment Objective

The S1 Fund (the "Fund") seeks to provide long-term capital appreciation with an emphasis on absolute (positive) returns and low correlation to traditional financial market indices such as the S&P 500® Index.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold R Shares of the Fund.

R Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that that you pay each year as a percentage of the value of your investment)
Management Fees	2.75%
Distribution (12b-1) Fees	0.25%
Other Expenses:
Dividend Expense on Short Sales(1)	0.99%
Interest Expense on Borrowings	0.48%
Other Operating Expenses	1.02%
Total Other Expenses	2.49%
Acquired Fund Fees and Expenses(2)	0.05%
Total Annual Fund Operating Expenses	5.54%
Less Fee Waiver and Expense Reimbursements(3)	(0.82)%
Net Expenses	4.72%

(1)  There are additional costs associated with the use of short sales. Short-sale dividends generally reduce the market value of the securities by the amount of the dividend declared; thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on the securities sold short.

(2)  "Acquired Fund" means any investment company in which the Fund invests or has invested during the current fiscal year ended August 31, 2012. Net Operating Expenses will not correlate to the Fund's ratio of expenses to average net assets, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses. The Fund calculates the Acquired Fund's expenses using the net expense ratios reported in the Acquired Fund's most recent shareholder reports.

(3)  The Fund's investment adviser, Simple Alternatives, LLC (the "Adviser"), has contractually agreed to forgo all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, litigation, extraordinary items, interest or taxes) exceeds 3.20% of the average daily net assets attributable to the Fund's R Shares. This contractual limitation is in effect until at least December 31, 2014 and may not be terminated without Board approval. Because dividend expenses on short sales, acquired fund fees and expenses, brokerage commissions, litigation, extraordinary items, interest and taxes are excluded from the expense limitation, Total R Shares Annual Fund Operating Expenses (after fees forgone and expense reimbursements) are expected to exceed the applicable expense limitation. If at any time during the first three years the Fund's Advisory Agreement with the Adviser is in effect, the Fund's Total Annual Fund Operating Expenses for that year are less than 3.20%, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund during such three-year period if such reimbursement by the Fund does not cause the Fund to exceed existing expense limitations.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

1

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
R Shares	$473	$1,502	$2,605	$5,309

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 249.27%.

Summary of Principal Investment Strategies

The Fund utilizes a "multi-manager" approach whereby the Fund's assets are allocated to one or more sub-advisers ("Sub-Advisers") in percentages determined at the discretion of the Fund's investment adviser, Simple Alternatives, LLC (the "Adviser"). The Adviser also manages a portion of the Fund's assets and monitors Sub-Adviser trading with the dual objectives of maximizing each Sub-Adviser's investment flexibility and assuring that the Fund as a whole complies with investment restrictions. Otherwise, each Sub-Adviser acts independently from the others and utilizes its own distinct investment style in selecting securities. However, each Sub-Adviser must operate within the constraints of the Fund's investment objective and strategies and the particular investment restrictions applicable to that Sub-Adviser.

The strategies utilized by the Fund are hedge fund-type strategies and include absolute return strategies as well as strategies aimed at enhanced risk-adjusted returns. The strategies and investment techniques employed by the Sub-Advisers aim to produce absolute returns over a full market cycle while managing risk exposure. These strategies and techniques may attempt to exploit disparities or inefficiencies in particular markets or geographical regions; take advantage of security mispricings or anticipated price movements; and/or benefit from cyclical themes and relationships or special situations and events (such as spin-offs or reorganizations). Such strategies may have low correlation to traditional markets because they seek asymmetric investment opportunities that may present risks unrelated to traditional markets.

The Sub-Advisers may invest and trade in a wide range of instruments, markets and asset classes in U.S. and non-U.S., developed and emerging markets. Investments include equities and equity-related instruments, fixed-income and other debt-related instruments, currencies, financial futures, options and swaps, commodity-linked instruments and private placements. Equities and equity-related instruments include common stocks, preferred stocks, convertible securities, sponsored or unsponsored depositary receipts, exchange traded funds ("ETFs"), Rule 144A equity securities, warrants, rights, and equity derivatives such as call and put options, forward currency exchange contracts, swaps and futures. Debt-related instruments include corporate bonds, Rule 144A bonds, defaulted debt securities, distressed debt securities, mezzanine investments, bank loans, asset-backed securities, mortgage-backed securities, unrated securities and securities of companies in bankruptcy. Commodity-linked instruments include commodity-linked structured notes, commodity index-linked securities and other derivative instruments that provide exposure to the investment returns of the commodities markets. The Sub-Advisers may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Asset-backed securities acquired by the Fund may also include collateralized debt obligations ("CDOs"). CDOs include collateralized bond obligations ("CBOs") and collateralized loan obligations ("CLOs") and other similarly structured securities. The Sub-Advisers may invest in equity and debt securities of companies of all sizes and without limit on the credit quality or maturity of debt securities. These securities can be rated investment grade, rated below investment grade, or high yield securities (also known as "junk bonds"), which are below Baa3 by Moody's, BBB- by S&P or BBB- by Fitch or unrated. The Fund may invest in securities of the lowest rating category, including securities in default. There is no limit to the amount the Fund may invest in junk bonds. The Sub-Advisers may borrow money from banks in order to purchase securities or for other investment purposes. The Sub-Advisers may also sell securities short, which is a form of leverage.

2

The Adviser has primary responsibility for allocating Fund assets in a manner that attempts to diversify the Fund's portfolio across multiple strategies and investment styles that the Adviser believes are complementary and, when combined, will produce enhanced risk-adjusted returns. The Adviser reviews a range of qualitative and quantitative factors when determining the allocations and reallocations to Sub-Advisers, including, but not limited to, the Sub-Adviser's style, historical performance and the characteristics of each Sub-Adviser's allocated assets (including investment process and statistical analysis). The Adviser will allocate Fund assets among strategies of the Sub-Advisers that it believes offer the potential for attractive long-term investment returns individually and are expected to blend within the Fund's portfolio so that it will have low correlation and low volatility relative to the broader stock and bond markets. The Adviser may direct a Sub-Adviser to reduce or limit its investment in certain assets or asset classes in order to achieve the desired composition of the Fund's overall portfolio. The Adviser retains the discretion to invest the Fund's assets in securities and other instruments directly and may do so in certain circumstances including pending allocation to a Sub-Adviser, to hedge against overall Fund exposure created by the Sub-Advisers, or to increase or reduce the Fund's exposure to a particular issuer, sector, industry or general market risk, including interest rate risk.

Summary of Principal Risks

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The Fund is only a suitable investment for investors who can bear leverage and derivatives securities risks. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

•  Multi-Manager Dependence. The success of the Fund's investment strategy depends both on the Adviser's ability to select Sub-Advisers and to allocate assets to those Sub-Advisers and on each Sub-Adviser's ability to execute the relevant strategy and select investments for the Fund. The Sub-Advisers' investment styles may not always be complementary, which could affect the performance of the Fund.

•  Absolute Return Focus. The Fund's returns may deviate from overall market returns to a greater degree than other funds that do not employ an absolute return focus. In addition, if the Fund or a Sub-Adviser takes a defensive posture by hedging its portfolio and stock prices subsequently advance, the Fund's returns may be lower than expected and lower than if the Fund's portfolio had not been hedged.

•  Equity Securities. The Fund is designed for investors who can accept the risks of investing in a portfolio with significant holdings of equity securities. Equity securities tend to be more volatile than other investment choices, such as debt and money market instruments. The value of your investment may decrease in response to overall stock market movements or the value of individual securities held by the Fund.

•  Mid Cap Company Investments. Securities of companies with mid cap capitalizations tend to be riskier than securities of companies with large capitalizations. This is because mid cap companies typically have smaller product lines and less access to liquidity than large cap companies, and are therefore more sensitive to economic downturns. In addition, growth prospects of mid cap companies tend to be less certain than large cap companies, and the dividends paid by mid cap stocks are frequently negligible. Moreover, mid cap stocks have, on occasion, fluctuated in the opposite direction of large cap stocks or the general stock market. Consequently, securities of mid cap companies tend to be more volatile than those of large cap companies.

•  Small Cap Company Investments. Securities of companies with small capitalizations tend to be riskier than securities of companies with mid cap and large capitalizations. Smaller companies may have limited product lines, markets and financial resources. The prices of small capitalization stocks tend to be more volatile than those of other stocks. Small capitalization stocks are not priced as efficiently as stocks of larger companies. In addition, it may be harder to sell these stocks, especially during a down market or upon the occurrence of adverse company-specific events, which can reduce their selling prices.

•  Fixed Income Securities. Fixed income securities in which the Fund may invest are subject to certain risks, including: interest rate risk, prepayment risk and credit/default risk. Interest rate risk involves the risk that prices of fixed income securities will rise and fall in response to interest rate changes. Prepayment risk involves the risk that in declining interest rate environments prepayments of principal could increase and require the Fund to reinvest proceeds of the prepayments at lower interest rates. Credit risk involves the risk that the credit rating of a security may be lowered.

•  Asset-Backed Securities. The risks of investing in asset-backed securities include interest rate risk, prepayment risk and the risk that the Fund could lose money if there are defaults on the loans underlying these securities.

3

•  Mortgaged-Backed Securities. The risks of investing in mortgaged-backed securities include interest rate risk, prepayment risk and the risk that the Fund could lose money if there are defaults on the mortgage loans underlying these securities.

•  High Yield Debt Obligations. The Fund may invest in high yield debt obligations, such as bonds and debentures, issued by corporations and other business organizations. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Such high yield debt obligations are referred to as "junk bonds" and are not considered to be investment grade.

•  Foreign Investments. International investing is subject to special risks, including currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices. The Fund may invest in securities of foreign issuers either directly or through depositary receipts. Depositary receipts may be available through "sponsored" or "unsponsored" facilities. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders.

•  Emerging Markets. Investment in emerging market securities involves greater risk than that associated with investment in foreign securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

•  Leverage. The Fund may borrow money from banks in order to purchase securities for other investment purposes. The Fund may also engage in selling securities short, which is a form of leverage. Although the use of leverage by the Fund may create an opportunity for increased return, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the use of leverage as an investment strategy will be successful.

•  Derivatives. The Fund's investments in derivative instruments such as options, forward currency exchange contracts, swaps and futures, which may be leveraged, may result in losses. Investments in derivative instruments may result in losses exceeding the amounts invested.

•  Commodity Sector Risk. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, and events affecting the financial services sector may cause the Fund's share value to fluctuate.

•  Convertible Securities. Securities that can be converted into common stock, such as certain securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.

•  Valuation. Portfolio securities that have been valued using techniques other than market quotations may have valuations that are different from those produced using market quotations, and the security may be sold at a discount to the value established by the Fund.

•  Redemptions. The Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

•  Portfolio Turnover. The Fund frequently trades its portfolio securities. High portfolio turnover will cause the Fund to incur higher brokerage commissions and transaction costs, which could lower the Fund's performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains.

4

•  Exchange Traded Funds. ETFs are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities that the ETF is designed to track, although lack of liquidity in an ETF could result in its being more volatile. The Fund may incur brokerage fees in connection with its purchase of ETF shares.

•  New Adviser Risk. The Fund's Sub-Advisers may be newly-formed, newly registered with the SEC and/or have not previously managed a mutual fund. Accordingly, investors in the Fund bear the risk that a Sub-Adviser's inexperience may limit its effectiveness.

Fund Performance

As of the date of this Prospectus, the Fund's R Shares have not yet commenced operations. The chart below illustrates the performance of the Fund's I Shares, which are offered in a separate Prospectus. Had R Shares been operational during the periods in the chart and table below, they would have had substantially similar annual returns as the I Shares because R Shares are invested in the same portfolio of securities. Annual returns would differ only to the extent that R Shares and I Shares do not have the same expenses. The information provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced. Updated performance information may be obtained at www.S1Fund.com or 1-866-882-1226.

TOTAL RETURNS FOR THE CALENDAR YEAR ENDED DECEMBER 31

I Shares

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:	2.13% (quarter ended March 31, 2011)
Worst Quarter:	(3.93)% (quarter ended September 30, 2011)

Year-to-date total return for the nine months ended September 30, 2012: 4.00%

5

AVERAGE ANNUAL TOTAL RETURNS

The table below compares the Fund's total returns for the calendar year ended December 31, 2011 to the average annual total returns of a broad-based securities market index for the same period. Past performance (before and after taxes) is not necessarily an indicator of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2011

	Calendar Year ended December 31, 2011	Since Inception(1) (September 30, 2010)
I Shares Before Taxes	(1.21)%	(1.92)%
I Shares After Taxes on Distributions(1)	(1.21)%	(1.92)%
I Shares After Taxes on Distributions and Sale of Fund Shares	(0.79)%	(1.63)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	13.10%

(1)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRA). After-tax returns are shown for only the I Shares and may vary for R Shares.

Management of the Fund

Investment Adviser and Sub-Advisers

Simple Alternatives, LLC, 90 Grove Street, Suite 205, Ridgefield, Connecticut 06877, serves as investment adviser to the Fund. Roaring Blue Lion Capital Management, LLC, Courage Capital Management, LLC, Lauren Templeton Capital Management, LLC, Maerisland Capital, LLC, and Starwood Real Estate Securities, LLC each serves as a Sub-Adviser to the Fund.

Portfolio Managers

	Title	Portfolio Manager of Fund since:
Simple Alternatives, LLC
James Dilworth	Chief Executive Officer	Inception
Bruce MacDonald	Chief Investment Officer	Inception
Roaring Blue Lion Capital Management, LLC
Charles W. Griege, Jr.	Managing Partner, Chief Investment Officer	Inception
Courage Capital Management, LLC
Richard C. Patton	Chief Investment Officer	Inception
Lauren Templeton Capital Management, LLC
Lauren C. Templeton Founder, Managing Member, Chief	Inception Compliance Officer
Scott Phillips	Portfolio Manager, Head of Research	Inception
Maerisland Capital, LLC
Mark Beder Founder, Chief Executive Officer, Chief	January 1, 2012 Investment Officer
Starwood Real Estate Securities, LLC
Matthew C. Gilman	Chief Executive Officer, Portfolio Manager	Inception

6

Purchase and Sale of Fund Shares

Minimum Initial Investment: $250,000

You can only purchase and redeem Shares of the Fund on days the New York Stock Exchange is open. Shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professions (collectively, "Service Organizations"). Shares of the Fund may also be purchased and redeemed directly through The RBB Fund, Inc. by the means described below.

Purchase and Redemption By Mail:

S1 Fund
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9869
Providence, RI 02940-8042

Purchase By Wire:

Before sending any wire, call BNY Mellon Investment Servicing (US) Inc. (the "Transfer Agent") at 1-866-882-1226 to confirm the current wire instructions for the S1 Fund.

Redemption By Telephone:

Call the Transfer Agent at 1-866-882-1226

Taxes

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

7

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS AND RISKS

This section provides some additional information about the Fund's investments and certain portfolio management techniques that the Fund may use. More information about the Fund's investments and portfolio management techniques, and related risks, is included in the Statement of Additional Information ("SAI").

The Fund's investment objective is non-fundamental and may be changed by the Board of Directors of The RBB Fund, Inc. (the "Company") without the approval of the Fund's shareholders. However, as a matter of policy, the Fund would not materially change its investment objective without informing shareholders at least 60 days in advance of any such change.

Additional Information About the Fund's Principal Investments and Risks

Sub-Adviser Investment Strategies. The Sub-Advisers will use a combination of the following investment strategies:

Relative Value

This strategy is designed to take advantage of perceived discrepancies in the market prices of certain convertible bond, common stock, fixed income and derivative securities. Such discrepancies are often created by imbalances in supply and demand of different types of issues (for example, agency securities relative to U.S. Treasury securities).

Event Driven

This strategy is designed to invest in securities whose prices are or will be impacted by a corporate event. Such events include corporate events, such as restructurings, spin-offs and significant litigation (e.g., tobacco litigation). Opportunities in this area are created by the reluctance of traditional investors to assume the risk associated with certain corporate events.

Long/Short Equity

This strategy employs long and short trading in common stock, and preferred stock of U.S. and foreign issuers. This strategy attempts to neutralize exposure to general market risk by primarily investing in stocks that are undervalued and short selling those stocks that are considered to be undervalued.

Market Neutral Equity

This strategy is designed to exploit equity market inefficiencies, which involves being simultaneously invested in long and short matched equity portfolios generally of the same size, usually in the same market. These strategies are typically constructed to attempt to be beta neutral and attempt to control the industry, sector, market capitalization and other potential market bias exposures.

Global Macro

This strategy seeks to generate income and/or capital appreciation through a portfolio of investments focused on macro-economic opportunities across numerous markets and instruments. These strategies may include positions in the cash, currency, futures and forward markets. Trading positions are generally held both long and/or short in both U.S. and non-U.S. markets. With a broader global scope, returns to the Global Macro strategy generally exhibit little to no correlation with the broader domestic equity and bond markets.

Convertible Arbitrage

This strategy seeks to take advantage of pricing inefficiencies of the embedded option in a convertible bond. The strategy typically involves the purchase of a convertible debt or preferred equity instrument (an instrument that is effectively a bond or has a fixed obligation of repayment with an embedded equity option, non-detachable warrants or an equity-linked or equity-indexed note) concurrent with the short sale of, or a short over-the-counter derivative position in, the common stock of the issuer of such debt instrument.

Credit Biased

These strategies invest primarily in the following sectors: secured leveraged loans, high yield bonds, distressed debt, structured credit, and global debt (typically less efficient areas of the global fixed income markets than traditional fixed income strategies). Generally these sectors may include wide credit rating ranges (including leveraged buyouts), may include distressed debt strategies and may include restricted securities and securities that may not be registered for which a market may not be readily available.

Mortgage Backed Securities

This strategy is designed to exploit perceived mispricings in mortgage back securities. Such mispricings can result from periods of market illiquidity and distress or from analytical anomalies. The strategy will invest in both conventional and complex mortgage backed securities.

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Opportunistic Equities

This strategy is designed to capitalize on underpriced equity securities or on positive market trends and may focus in certain securities markets, industries, company sizes, or geographical areas. Strategies are primarily managed for absolute return and Sub-Advisers assess risk and opportunity on an absolute, not an index-relative basis, by focusing on relatively few investments that the manager believes are undervalued and either offer a margin-of-safety, or offer high growth opportunities. Selective hedging through the use of short sales or options may be utilized to manage risk exposure. Strategies may also focus on special situations or events, including distressed equities.

Additional Investment Strategies

The Fund also has the ability to employ strategies including borrowing money from banks to purchase securities and investing in warrants, options and futures, reverse repurchase agreements, initial public offerings, restricted securities, and other investment companies. Each Sub-Adviser will have its own methods of determining when to sell an investment, which will vary depending on the Sub-Adviser's investment strategy. Sell decisions may be triggered by an adverse change in a company's operating performance or a deterioration of a company's business model. A sell trigger may also occur if a Sub-Adviser discovers a new investment opportunity that it believes is more compelling.

Derivative Contracts. The Fund may, but need not, use derivative contracts for any of the following purposes:

•  To seek to hedge against the possible adverse impact of changes in stock market prices, currency exchange rates or interest rates in the market value of its securities or securities to be purchased;

•  As a substitute for buying or selling currencies or securities; or

•  To seek to enhance the Fund's return in non-hedging situations (which is considered a speculative activity).

Examples of derivative contracts include: futures and options on securities, securities indices or currencies; options on these futures; forward foreign currency contracts; and interest rate or currency swaps. The Fund may use derivative contracts involving foreign currencies. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the Fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities in that the counterparty may default on its payment obligations or become insolvent. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets.

Short Sales. The Fund engages in short sales — including those that are not "against the box," which means that the Fund may make short sales where the Fund does not currently own or have the right to acquire, at no added cost, securities identical to those sold short — in accordance with the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"). In a typical short sale, the Fund borrows from a broker a security in order to sell the security to a third party. The Fund is then obligated to return a security of the same issuer and quantity at some future date. The Fund realizes a loss to the extent the security increases in value or a profit to the extent the security declines in value (after taking into account any associated costs). Short sales "against the box" may protect the Fund against the risk of losses in the value of a portfolio security because any decline in value of the security should be wholly or partially offset by a corresponding gain in the short position. Any potential gains in the security, however, would be wholly or partially offset by a corresponding loss in the short position. Short sales that are not "against the box" involve a form of investment leverage, and the amount of the Fund's loss on a short sale is potentially unlimited. The Fund will not make a short sale if, immediately before the transaction, the market value of all securities sold short exceeds 95% of the value of the Fund's assets.

Equity and Equity-Related Securities. The Fund invests in all types of equity securities. Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts ("REITs"), and equity participations. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Common stocks may decline over short or even extended periods of time. The purchase of rights or warrants

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involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the right's or warrant's expiration. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. State law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a limited partnership than investors in a corporation. Fluctuations in the value of equity securities in which a mutual fund invests will cause the Fund's net asset value to fluctuate. The number of issuers in the Fund's portfolio will vary over time.

Fixed Income Investments. The Fund invests a portion of its assets in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by corporate and governmental issuers and may have all types of interest rate payment and reset terms, including (without limitation) fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. The principal debt investments of the Fund will be fixed and floating rate securities with no reset terms.

The credit quality of securities held in the Fund's portfolio is determined at the time of investment. If a security is rated differently by multiple ratings organizations, the Fund treats the security as being rated in the higher rating category.

Mortgage-Backed Securities. Mortgage-backed securities may be issued by private companies or by agencies of the U.S. government. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property.

Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities are particularly subject to prepayment risk. The Fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Interest only instruments are particularly subject to extension risk, i.e. the risk that an issuer will exercise its right to pay later than expected. This may occur when there is a rise in interest rates. Mortgage derivatives and structured securities often employ features that have the effect of leverage. As a result, small changes in interest or prepayment rates may cause large and sudden price movements, especially compared to an investment in a security that is not leveraged. Mortgage derivatives can also become illiquid and hard to value in declining markets.

Mortgage-backed securities that are collateralized by a portfolio of mortgages or mortgage-related securities depend on the payments of principal and interest made by or through the underlying assets, which may not be sufficient to meet the payment obligations of the mortgage-backed securities. Prepayments of principal, which occur more frequently in falling interest rate conditions, may shorten the term and reduce the value of these securities. The quality and value of the underlying collateral may decline, or default, which has become a significant risk for collateral related to sub-prime mortgage loans, especially in a declining residential real estate market. Further, these securities generally are privately sold and may not be readily marketable, particularly after a rapid decrease in value. Investments in mortgage-backed securities may also be subject to valuation risk.

The Fund may also use mortgage dollar rolls to finance the purchase of additional investments. Dollar rolls expose the Fund to the risk that it will lose money if the additional investments do not produce enough income to cover the Fund's dollar roll obligations. In addition, if the Adviser's or Sub-Advisers' prepayment assumptions are incorrect, the Fund may have performed better had the Fund not entered into the mortgage dollar roll. Unless covered, investing in dollar rolls creates leverage and dollar rolls are subject to the general risks involved in leveraging.

Foreign Securities. The Fund may invest in securities of foreign issuers that are traded or denominated in U.S. dollars (including equity securities of foreign issuers trading in U.S. markets) through American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") or International Depositary Receipts ("IDRs"). Depositary receipts may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depository, whereas an unsponsored facility is established by the depository without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored

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facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders.

In addition, the Fund may invest in securities traded or denominated in foreign currencies and in multinational currencies such as the Euro. The Fund will value its securities and other assets in U.S. dollars. Investments in securities of foreign entities and securities denominated or traded in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. Changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated or quoted in currencies other than the U.S. dollar. Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.

Valuation. Portfolio securities may be valued using techniques other than market quotations. The value established for a portfolio security may be different than what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including "fair valued" securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Interest Rate Risk. During periods of rising interest rates, the market value of the Fund's fixed-income securities will tend to be lower than prevailing market interest rates. In periods of falling interest rates, the market value of the Fund's fixed-income securities generally will tend to be higher than prevailing market interest rates. Prices of longer-term fixed income securities are typically more sensitive to changes in interest rates than prices of shorter-term fixed-income securities.

Credit/Default Risk. The credit rating of an issuer or guarantor of a security in which the Fund invests may be lowered or an issuer or guarantor of a security or the counterparty to a derivatives contract or a repurchase agreement may default on its payment obligations.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Liquid securities may also become illiquid because of market events or uncertainties. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities' resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

Leveraging Risks. The use of leverage by the Adviser and Sub-Advisers may increase the volatility of the Fund. These leveraged instruments may result in losses to the Fund or may adversely affect the Fund's net asset value or total return, because instruments that contain leverage are more sensitive to changes in interest rates. The Fund may also use borrowed funds to create leverage. Although the use of leverage by the Fund may create an opportunity for increased return, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and instruments purchased with leverage proceeds are greater than the cost of the leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and instruments purchased with such proceeds does not cover the cost of leverage, the Fund's return will be less than if leverage had not been used. In the event of a sudden, precipitous drop in value of the Fund's assets, the Fund may not be able to liquidate assets quickly enough to pay off its borrowing. Short sales of securities also involve the use of leverage. Using this investment technique may adversely affect the Fund's net asset value or total return.

To limit leverage risk, the Fund will segregate assets determined by the Adviser to be liquid in accordance with procedures established by the Board of Directors, or, when permissible, enter into offsetting transactions, to cover its obligations resulting from its use of derivative instruments. Securities held in a segregated account cannot be sold while the futures contract, option or other derivative is outstanding, unless they are replaced with other suitable assets. As a result, it is possible that segregating a large percentage of the Fund's assets could impede portfolio management or its ability to meet redemption requests or other current obligations.

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Interest Rate Swaps, Total Return Swaps, Credit Default Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars.

•  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments.

•  Total return swaps are contracts that obligate one party to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or basket of securities or a non-asset reference such as a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference.

•  Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of the debt obligation.

•  Options on swaps ("swaptions") are options to enter into a swap agreement. The Fund may also purchase and write (sell) swaptions. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

•  Interest rate caps entitle the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap.

•  Interest rate floors entitle the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor.

•  Interest rate collars combine a cap and a floor that are designed to preserve a certain return within a predetermined range of interest rates.

The Fund may enter into the transactions described above for hedging purposes or to seek to increase total return (which is considered a speculative activity). The use of swaps, swaptions, and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser or a Sub-Adviser is incorrect in its forecasts of market values and interest rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.

Counterparties. To the extent the Fund invests in loans or securities traded over-the-counter, swaps, "synthetic" or derivative instruments, repurchase agreements, certain types of options or other customized financial instruments, the Fund takes the risk of non-performance by the other party to the contract. This risk may include credit risk of the counterparty and the risk of settlement default. This risk may differ materially from those entailed in exchange-traded transactions that generally are supported by guarantees of clearing organizations, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered directly between two counterparties generally do not benefit from such protections and expose the parties to the risk of counterparty default.

Commodity-Linked Derivatives. The Fund may gain exposure to the commodities markets through commodity-linked structured notes, swap agreements and commodity futures and options. These instruments have one or more commodity-dependent components. They are derivative instruments because at least part of their value is derived from the value of an underlying commodity index, commodity futures contract, index or other readily measurable economic variable. The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, historically debt securities have tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, historically the prices of certain commodities, such as oil and metals, have tended to increase. There cannot be any guarantee that derivative instruments will perform in that manner in the future, and at certain times the price movements of commodity-linked investments have been parallel to debt and equity securities.

Convertible Securities Risk. Convertible securities have characteristics of both equity and fixed-income securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions. In particular, when

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interest rates rise, fixed-income securities will decline in value. Convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. Lower quality convertible securities, also known as "junk bonds," involve greater risk of default or price changes due to the issuer's creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities in the lowest quality category may present the risk of default, or may be in default.

Tax Risk. The Fund may seek to gain exposure to the commodity markets through investments in commodity-linked notes. The Fund has not requested or received a ruling from the Internal Revenue Service ("IRS") regarding their treatment for purposes of the Fund's qualification as a regulated investment company under the Internal Revenue Code ("Code"). Additionally, the tax treatment of commodity-linked notes and other commodity-linked derivatives may be adversely affected by future legislation, U.S. Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Fund's taxable income or any gains and distributions made by the Fund.

Exchange-Traded Funds (ETFs). The Fund may invest up to 25% of its assets in ETFs. ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. In general, ETFs seek to track a specified securities index or a basket of securities that an "index provider," such as Standard & Poor's, selects as representative of a market, market segment or industry sector. An ETF portfolio generally holds the same stocks or bonds as the index it tracks or it may hold a representative sample of such securities. Thus, an ETF is designed so that its performance will correspond closely with that of the index it tracks. As a shareholder in an ETF, the Fund will bear its pro rata portion of an ETF's expenses, including advisory fees, in addition to its own expenses.

Other Investment Companies. The Fund may invest up to 10% of its total assets in the securities of other investment companies (including issues that would be investment companies but for sections 3(c)(1) or 3(c)(7) of the 1940 Act), but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Among other things, the Fund may invest in money market mutual funds for cash management purposes by "sweeping" excess cash balances into such funds until the cash is invested or otherwise utilized. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund. Investments in issues that would be investment companies but for sections 3(c)(1) or 3(c)(7) of the 1940 Act will generally be considered illiquid investments and would be subject to the Fund's 15% limitation on investments in illiquid securities.

Redemptions. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities' resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

Portfolio Turnover. The Fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading may also increase transaction costs, which could detract from the Fund's performance.

Temporary Investments. The Fund may depart from its principal investment strategy in response to adverse market, economic, political or other conditions by taking temporary defensive positions (up to 100% of its assets) in all types of money market and short-term debt securities. If the Fund were to take a temporary defensive position, it may be unable for a time to achieve its investment objective.

Broad-Based Securities Market Index. The S&P 500® Index is an unmanaged index composed of 500 common stocks, classified in eleven industry sectors, which represent approximately 75% of the U.S. equities market. The S&P 500® Index assigns relative values to the stocks included in the index, weighted according to each stock's total market value relative to the total market value of the other stocks included in the index.

Disclosure of Portfolio Holdings

A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI. The SAI is incorporated herein.

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MANAGEMENT OF THE FUNDS

Investment Adviser

Simple Alternatives, LLC, a registered investment adviser located at 90 Grove Street, Suite 205, Ridgefield, Connecticut 06877, provides investment advisory services to the Fund subject to the general supervision of the Company's Board of Directors. The Adviser was founded in October 2009 by James Dilworth.

Pursuant to an investment advisory agreement with the Company, the Adviser is entitled to an advisory fee at the annual rate of 2.75% of the Fund's average daily net assets, computed daily and payable monthly. The Adviser has contractually agreed to forgo all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, litigation, extraordinary items, interest or taxes) exceeds 3.20% of the average daily net assets attributable to the Fund's R Shares. This contractual limitation is in effect until at least December 31, 2014 and may not be terminated without Board approval. Because dividend expenses on short sales, acquired fund fees and expenses, brokerage commissions, litigation, extraordinary items, interest and taxes are excluded from the expense limitation, Total R Shares Annual Fund Operating Expenses (after fees forgone and expense reimbursements) are expected to exceed the applicable expense limitation. If at any time during the first three years the Fund's Advisory Agreement with the Adviser is in effect, the Fund's Total Annual Fund Operating Expenses for that year are less than 3.20%, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund during such three-year period if such reimbursement by the Fund does not cause the Fund to exceed existing expense limitations. For the fiscal year ended August 31, 2012, after waivers, the Adviser has received 1.93% of the Fund's average daily net assets. Had fee waivers not been in place, the Adviser would have received 2.75% of the Fund's average daily net assets.

The Fund is managed by the Adviser and one or more Sub-Advisers unaffiliated with the Adviser. The Adviser also has the ultimate responsibility to oversee the Sub-Advisers, and to recommend their hiring, termination, and replacement, subject to approval by the Board of Directors. James Dilworth and Bruce MacDonald are the portfolio managers primarily responsible for the day-to-day management of the Fund. Prior to founding Simple Alternatives, LLC, Mr. Dilworth worked with Common Sense Investment Management, LLC. Common Sense Investment Management is an institutional hedge fund of funds. Mr. Dilworth founded Dilworth Securities, Inc. and Dilworth Capital Management, LLC in 2003. Prior to establishing Dilworth Capital, Mr. Dilworth served as the CEO and Managing Director of London-based Middlebury Capital Partners International, a holding company partially owned by and managing investments for the Charles R. Schwab family. In 1998, Mr. Dilworth joined Clark Winter in developing Winter Capital International, a fund of funds based in New York City, which was sold to Citigroup Private Bank in late 2000. Mr. Dilworth received his MBA from Northwestern University's Kellogg Graduate School of Business. Mr. MacDonald currently serves as Chief Investment Officer of the Adviser. From 2005 to 2009 he was Director of Asset Allocation and Risk Management for the University of Virginia Investment Management Company (UVIMCO). Before joining UVIMCO Mr. MacDonald was the Senior Investment Strategist for Putnam Investments' Global Asset Allocation team. Mr. MacDonald holds an MBA from Columbia University and a BA in religion from Wesleyan University.

Sub-Advisers

The Fund has received an exemptive order from the SEC that permits the Adviser to engage or terminate a Sub-Adviser, and to enter into and materially amend an existing sub-advisory agreement, upon the approval of the Board of Directors, without obtaining shareholder approval. The Sub-Advisers provide investment advisory services to the portion of the Fund's portfolio allocated to them by the Adviser. The Adviser compensates each Sub-Adviser at a rate negotiated by the Adviser and the Sub-Adviser. The Adviser selects Sub-Advisers based upon the Sub-Adviser's skills in managing assets pursuant to particular investment styles and strategies. The Adviser monitors existing Sub-Advisers based on their investment styles, strategies, and results in managing assets for specific asset classes. Each Sub-Adviser will have discretion to select portfolio securities for its portion of the Fund, but must select those securities according to the Fund's investment objectives and restrictions. The Fund is not required to invest with any minimum number of Sub-Advisers, and does not have minimum or maximum limitations with respect to allocations of assets to any Sub-Adviser. The Adviser may change the allocation of the Fund's assets among the available Sub-Advisers, and may add or remove Sub-Advisers, at any time.

Roaring Blue Lion Capital Management, LLC ("Blue Lion"), a registered investment adviser located at 8115 Preston Road, Suite 550, Dallas, TX 75225, has served as a Sub-Adviser to the Fund since its inception. Charles W. Griege, Jr. is the portfolio manager primarily responsible for the day-to-day management of the portion

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of the Fund sub-advised by Blue Lion. Mr. Griege has been Managing Partner and Chief Investment Officer of Blue Lion since 2005. Prior to starting Blue Lion, Mr. Griege joined Atlas Capital Management, a long/short equity fund, as a partner in May 2001. Prior to Atlas, Mr. Griege spent six years in investment banking, most recently as a Managing Director at SoundView Technology Group. Prior to joining SoundView, Mr. Griege was a Vice President in the research sales division of Sanford Bernstein. Mr. Griege received an MBA with honors from Columbia Business School in 1990 and a BA degree from Vanderbilt University in 1985. Blue Lion employs a long/short equity strategy with a value-oriented bias in managing its portion of the Fund. The Fund is the only mutual fund for which the Sub-Adviser provides advisory services.

Courage Capital Management, LLC ("Courage Capital"), a registered investment adviser located at 4400 Harding Road, Ste. 503, Nashville, Tennessee 37205, has served as a Sub-Adviser to the Fund since its inception. Courage Capital was founded in 1998 by Richard C. Patton, who is also the portfolio manager primarily responsible for the day-to-day management of the portion of the Fund sub-advised by Courage Capital. Mr. Patton is also Chief Investment Adviser of Courage Capital. Prior to founding Courage Capital, Mr. Patton co-founded and operated Woodmont Capital, LLC. Mr. Patton serves on the American Red Cross Board of Governors. Mr. Patton earned a B.S. in Economics from Vanderbilt University and an M.B.A. from Harvard Business School. Courage Capital employs an event driven investment strategy, including investments in special situations companies and distressed securities, in managing its portion of the Fund. The Fund is the only mutual fund for which the Sub-Adviser provides advisory services.

Lauren Templeton Capital Management, LLC ("LT"), a registered investment adviser located at 633 Chestnut Street, Suite 820, Chattanooga, TN 37450, has served as a Sub-Adviser to the Fund since its inception. LT was founded in 2001 by Lauren C. Templeton. Ms. Templeton and Scott Phillips have responsibility for the day-to-day management of the portion of the Fund sub-advised by LT. Ms. Templeton is managing member and Chief Compliance Officer of LT. Ms. Templeton is also founder and director of the Southeastern Hedge Fund Association. In addition to these responsibilities Ms. Templeton also serves the following organizations; The Atlanta Hedge Fund Roundtable (President), the Board of Trustees at the Baylor School, the Pre-Business Advisory Council at the University of the South, Sewanee (Board Member), and the Finance Advisory Board of the University of Tennessee Chattanooga. Ms. Templeton is a published book author having written "Investing the Templeton Way" released by McGraw Hill in 2008. Investing the Templeton Way is a value investor's guide to the successful methods employed by her mentor, Sir John Templeton. Ms. Templeton received a B.A. in Economics from the University of the South. Mr. Phillips joined LT in 2007 and serves as Portfolio Manager and Head of Research. Prior to joining LT, Mr. Phillips founded Cumberland Capital Corp, located in Chattanooga, Tennessee in 2004, where he provided equity research services to Green Cay Asset Management, a hedge fund management company located in Nassau, Bahamas. Mr. Phillips received his B.A. in English from the University of the South. Mr. Phillips co-authored "Investing the Templeton Way." LT uses a global value investment strategy in managing its portion of the Fund. The Fund is the only mutual fund for which the Sub-Adviser provides advisory services.

Maerisland Capital, LLC ("Maerisland"), a registered investment adviser located at 500 Newport Center Drive, Suite 600, Newport Beach, CA 92660, has served as a Sub-Adviser to the Fund since January 1, 2012. Maerisland was formed in September of 2011 by Mark Beder, who is also the portfolio manager primarily responsible for the day-to-day management of the portion of the Fund sub-advised by Maerisland. Mr. Beder has over 18 years of investment experience as a fundamental, bottoms-up investor and has managed global equity portfolios with long-only, market-neutral and long/short hedged strategies. Prior to forming Maerisland, Mr. Beder was a partner with the Tremblant Capital Group ("Tremblant") from September 1, 2005 through 2010. Mr. Beder was the founding member and sole portfolio manager of the Tremblant-Trident Funds. Following Tremblant's restructuring in late 2008, Mr. Beder was named a partner at Tremblant, managed a generalist book within Tremblant's main fund, and served on the Investment and the Risk Management Committees. Prior to his work at Tremblant, Mr. Beder was a co-founder and co-portfolio manager of KiCap Management Funds ("KiCap"), series market neutral hedge funds. Mr. Beder and his co-portfolio manager at KiCap began their work together while co-heading the global telecom and media team at Tiger Management, LLC. Mr. Beder and his partner managed a book of over $300 million of assets within Tiger Management's main fund. Prior to joining Tiger Management in 1999, Mr. Beder spent 6 years with The Capital Group Companies where he managed a $1.4 billion global telecom portfolio and was the lead manager to an additional $6 billion in global telecom assets. Prior to entering the investment industry, Mr. Beder was a Lieutenant Commander and Assault Team Leader with the United States Navy SEAL Team. Mr. Beder holds a Masters of Business Administration degree from the Harvard Business School and a Bachelor of Science degree in Mechanical Engineering from the Massachusetts Institute of Technology. Mr. Beder serves as a Trustee for Harbor Day School and is a Board Member for Second Harvest Food Bank of Orange County. Maerisland uses a long/short global investment strategy that focuses on proprietary research in

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managing its portion of the Fund. The Fund is the only mutual fund for which the Sub-Adviser provides advisory services.

Starwood Real Estate Securities, LLC ("SRES"), a registered investment adviser located at 591 West Putnam Avenue, Greenwich, Connecticut 06830, has served as a Sub-Adviser to the Fund since its inception. SRES was launched in 2004. SRES is jointly owned by Barry Sternlicht, Chairman and Advisor, and Matthew C. Gilman, Chief Executive Officer and Portfolio Manager. Over the past 19 years, Mr. Sternlicht has structured more than 400 investment transactions with an asset value of more than $40 billion. From 1995 through 2005, Mr. Sternlicht was Chairman and CEO of Starwood Hotels & Resorts Worldwide, Inc., a company he founded in 1995. Mr. Gilman is the portfolio manager primarily responsible for the day-to-day management of the portion of the Fund sub-advised by SRES. Mr. Gilman joined Starwood Real Estate Securities LLC at its founding in 2004. From 1999 to 2004, Mr. Gilman was Senior Portfolio Manager at ABP Investments US, Inc., the US subsidiary of the Dutch Civil Service Pension Fund, regarded as one of the largest in the world. Mr. Gilman covered real estate securities at JP Morgan Investment Management from 1995 to 1999 and for one year at Genesis Realty Advisors from 1994 to 1995. Mr. Gilman began his career at Wellsford Residential Properties in 1992, a multi-family real estate investment trust. Mr. Gilman is a graduate of Dartmouth College and is a member of the National Association of Real Estate Investment Trusts. SRES employs a long/short equity investment strategy, with a focus on public real estate securities, in managing its portion of the Fund. The Fund is the only mutual fund for which the Sub-Adviser provides advisory services.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

A discussion regarding the basis for the Company's Board of Directors approval of the Fund's investment advisory agreement with the Adviser and sub-advisory agreements with the Sub-Advisers is available in the Fund's annual report for the year ended August 31, 2012 (except for Maerisland). The discussion regarding the basis for the Company's Board of Directors approval of the Fund's sub-advisory agreement with Maerisland is in the Fund's semi-annual report for the period ended February 29, 2012.

Marketing Arrangement

The Adviser or its affiliates may pay additional compensation, out of profits derived from the Adviser's management fee and not as an additional charge to the Fund, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares ("revenue sharing"). These payments are in addition to any distribution or servicing fees payable under a 12b-1 distribution and/or service plan of the Fund, any record keeping or sub-transfer agency fees payable by the Fund, or other fees described in the fee table or elsewhere in the Prospectus or SAI. Examples of "revenue sharing" payments include, but are not limited to, payment to financial institutions for "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, but not limited to, inclusion of the Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Adviser access to the financial institution's sales force; granting the Adviser access to the financial institution's conferences and meetings; assistance in training and educating the financial institution's personnel; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial institution, or other factors as agreed to by the Adviser and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Adviser from time to time, may be substantial, and may be different for different financial institutions depending upon the services provided by the financial institution. Such payments may provide an incentive for the financial institution to make shares of the Fund available to its customers and may allow the Fund greater access to the financial institution's customers.

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SHAREHOLDER INFORMATION

Pricing of Fund Shares

R Shares of the Fund ("Shares") are priced at their net asset value ("NAV"). The NAV per share of the Fund is calculated as follows:

The Fund's NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The Fund will effect purchases of Fund shares at the NAV next determined after receipt by the Fund's Transfer Agent of your purchase order in good order. The Fund will effect redemptions of Fund shares at the NAV next calculated after receipt by the Fund's Transfer Agent of your redemption request in good order.

The Fund's equity securities listed on any national or foreign exchange market system will be valued at the last sale price, except for the National Association of Securities Dealers Automatic Quotation System ("NASDAQ"). Equity securities listed on NASDAQ will be valued at the official closing price. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. When prices are not available from such services or are deemed to be unreliable, securities may be valued by dealers who make markets in such securities. Foreign securities, currencies and other securities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation. If the Fund holds foreign equity securities, the calculation of the Fund's NAV will not occur at the same time as the determination of the value of the foreign equities securities in the Fund's portfolio, since these securities are traded on foreign exchanges.

If market quotations are unavailable or deemed unreliable by the Fund's administrator, in consultation with the Adviser and Sub-Advisers, securities will be valued by the Adviser and Sub-Advisers in accordance with procedures adopted by the Company's Board of Directors and under the Board of Directors' ultimate supervision. In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, a foreign security may be fair valued in accordance with procedures adopted by the Company's Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in ETFs, REITs and closed-end funds will be valued at their market price.

Market Timing

In accordance with the policy adopted by the Company's Board of Directors, the Company discourages and does not accommodate market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund Shares held by long-term shareholders. The Company and the Adviser reserve the right to (i) reject a purchase or exchange order, (ii) delay payment of immediate cash redemption proceeds for up to seven calendar days, (iii) revoke a shareholder's privilege to purchase Fund Shares (including exchanges), or (iv) limit the amount of any exchange involving the purchase of Fund Shares. An investor may receive notice that their purchase order or exchange has been rejected after the day the order is placed or after acceptance by a financial intermediary. It is currently expected that a shareholder would receive notice that its purchase order or exchange has been rejected within 48 hours after such purchase order or exchange has been received by the Company in good order. The Company and the Adviser will not be liable for any loss resulting from rejected

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purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise its right if, in the Company's (or the Adviser's) judgment, an investor has a history of excessive trading or if an investor's trading, in the judgment of the Company or the Adviser, has been or may be disruptive to the Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

Pursuant to the policy adopted by the Board of Directors, the Adviser has developed criteria that it uses to identify trading activity that may be excessive. The Adviser reviews on a regular, periodic basis available information related to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, the Adviser, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Adviser detects excessive, short-term trading, it may reject or restrict a purchase request and may further seek to close an investor's account with the Fund. The Adviser may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Adviser will apply the criteria in a manner that, in its judgment, will be uniform.

If necessary, the Company may prohibit additional purchases of Fund shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers' trading activities in the Fund. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company's excessive trading policies, the Company may take certain actions, including terminating the relationship.

There is no assurance that the Fund will be able to identify market timers, particularly if they are investing through intermediaries.

Purchase of Fund Shares

Shares representing interests in the Fund are offered continuously for sale by Foreside Funds Distributors, LLC, formerly known as BNY Mellon Distributors Inc. (the "Distributor"). R Shares of the Fund have not commenced operations as of the date of this Prospectus.

General. You may purchase Shares of the Fund at the NAV per Share next calculated after your order is received by the Transfer Agent in good order as described below. The Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. After an initial purchase is made, the Transfer Agent will set up an account for you on the Company records. The minimum initial investment in the Fund is $250,000. There is no minimum for subsequent investments. The Fund may accept initial investments of smaller amounts in its sole discretion. You can only purchase Shares of the Fund on days the NYSE is open and through the means described below.

Purchases Through Intermediaries. Shares of the Fund may also be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Shares are purchased directly from the Company. Therefore, you should contact the Service Organization acting on your behalf concerning the fees (if any) charged in connection with a purchase or redemption of Shares and should read this Prospectus in light of the terms governing your accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company or its agent and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Company's pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order if the order is actually received by the Company in good order not later than the next business morning. If a purchase order is not received by the Fund in good order, the Transfer Agent will contact the financial intermediary to determine the status of the purchase order. Orders received by the Company in good order will be priced at the Fund's NAV next computed after they are deemed to have been received by the Service Organization or its authorized designee.

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For administration, subaccounting, transfer agency and/or other services, the Adviser may pay Service Organizations and certain recordkeeping organizations a fee (the "Service Fee") of the average annual net asset value of accounts with the Company maintained by such Service Organization or recordkeepers. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

Initial Investment By Mail. An account may be opened by completing and signing the application included with this Prospectus and mailing it to the Transfer Agent at the address noted below, together with a check ($250,000 minimum) payable to the Fund. Third party checks will not be accepted.

Regular Mail:	Overnight Mail:
S1 Fund c/o BNY Mellon Investment Servicing (US) Inc. P.O. Box 9869 Providence, RI 02940	S1 Fund c/o BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581

The name of the Fund should be designated on the application and should appear on the check. Payment for the purchase of Shares received by mail will be credited to a shareholder's account at the NAV per share of the Fund next determined after receipt of payment in good order.

Initial Investment By Wire. Shares of the Fund may be purchased by wiring federal funds to The Bank of New York Mellon. A completed application must be forwarded to the Transfer Agent at the address noted above under "Initial Investment by Mail" in advance of the wire. For the Fund, notification must be given to the Transfer Agent at 1-866-882-1226 prior to 4:00 p.m., Eastern time, on the wire date. (Prior notification must also be received from investors with existing accounts.) Request account information and routing instructions by calling the Transfer Agent at 1-866-882-1226.

Federal funds wire purchases will be accepted only on days when the NYSE and The Bank of New York Mellon are open for business.

Additional Investments. Additional investments may be made at any time by purchasing Shares of the Fund at the NAV per Share of the Fund by mailing a check to the Transfer Agent at the address noted under "Initial Investment by Mail" (payable to S1 Fund) or by wiring monies to The Bank of New York Mellon as outlined under "Initial Investment by Wire." Notification must be given to the Transfer Agent at 1-866-882-1226 prior to 4:00 p.m., Eastern time, on the wire date. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected. This may take up to 15 calendar days from the date of purchase.

Automatic Investment Plan. Additional investments in Shares of the Fund may be made automatically by authorizing the Transfer Agent to withdraw funds from your bank account through an Automatic Investment Plan ($250 minimum). Investors desiring to participate in an Automatic Investment Plan should call the Transfer Agent at 1-866-882-1226.

Retirement Plans/IRA Accounts. Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs. A $15.00 custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact the Transfer Agent at 1-866-882-1226. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with a tax advisor.

Purchases in Kind. In certain circumstances, Shares of the Fund may be purchased "in kind" (i.e. in exchange for securities, rather than cash). The securities rendered in connection with an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable in accordance with the Company's valuation procedures. Securities accepted by the Fund will be valued, as set forth in this Prospectus, as of the time of the next determination of net asset value after such acceptance. The Shares of the Fund that are issued to the investor in exchange for the securities will be determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. The Fund will not accept securities in exchange for its Shares unless such securities are, at the time of the exchange, eligible to be held by the Fund and satisfy such other conditions as may be imposed by the Adviser or the Company. Purchases in-kind may result in the recognition of gain or loss for federal income tax purposes on the securities transferred to the Fund.

Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the offering of shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund. The Adviser will monitor the Fund's total assets and may, subject to Board approval,

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decide to close the Fund at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund's strategy. The Adviser, subject to Board approval, may also choose to reopen the Fund to new investments at any time, and may subsequently close the Fund again should concerns regarding the Fund's size recur. If the Fund closes to new investments, the Fund may be offered only to certain existing shareholders of the Fund and certain other persons who may be subject to cumulative, maximum purchase amounts, as follows:

a.  Persons who already hold Shares of the closed Fund directly or through accounts maintained by brokers by arrangement with the Company,

b.  Existing and future clients of financial advisers and planners whose clients already hold Shares of the closed Fund,

c.  Employees of the Adviser and their spouses, parents and children, and

d.  Directors of the Company.

Distributions to all shareholders of the closed Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser, subject to the Board of Directors' discretion, reserves the right to implement other purchase limitations at the time of closing, including limitations on current shareholders.

Purchases of the Fund's Shares will be made in full and fractional shares of the Fund calculated to three decimal places.

The Company's officers are authorized to waive the minimum initial and subsequent investment requirements.

Good Order. A purchase request is considered to be in good order when all necessary information is provided and all required documents are properly completed, signed and delivered. Purchase requests not in good order may be rejected.

Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's Shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's Shares when an investor's identity cannot be verified.

Redemption of Fund Shares

You may redeem Fund Shares at the next NAV calculated after a redemption request is received by the Transfer Agent in good order. The Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. You can only redeem Shares of the Fund on days the NYSE is open and through the means described below. You may redeem Fund Shares by mail, or, if you are authorized, by telephone. The value of Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

Redemption By Mail. Your redemption requests should be addressed to S1 Fund, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9869, Providence, RI 02940; for overnight delivery, requests should be addressed to S1 Fund, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581 and must include:

a.  Name of the Fund;

b.  Account number;

c.  Your Share certificates, if any, properly endorsed or with proper powers of attorney;

d.  A letter of instruction specifying the number of Shares or dollar amount to be redeemed, signed by all registered owners of the Shares in the exact names in which they are registered;

e.  Medallion signature guarantees are required when (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s) or (ii) the redemption request is for $50,000 or more. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a Medallion Program recognized by the Securities Transfer

20

Association. The three recognized Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and

f.  Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Redemption By Telephone. In order to utilize the telephone redemption option, you must indicate that option on your Account Application. Please note that the telephone redemption option is not available for retirement accounts. You may then initiate a redemption of Shares by calling the Transfer Agent at 1-866-882-1226 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. A wire charge of $7.50 is assessed and charged to the shareholder. If the telephone redemption option is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and shareholders, not the Fund or its Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Fund or its Transfer Agent to be genuine. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Fund and the Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

Involuntary Redemption. The Fund reserves the right to redeem a shareholder's account in the Fund at any time the value of the account in the Fund falls below $5,000 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account in the Fund is less than $5,000 and will be allowed 30 days to make additional investments before the redemption is processed. The transaction fee applicable to the Fund will not be charged when Shares are involuntarily redeemed.

The Fund may assert the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

Other Redemption Information. Redemption proceeds for Shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the SEC.

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Fund instead of cash in conformity with applicable rules of the SEC. If a shareholder receives redemption proceeds in-kind, the shareholder will bear the market risk of the securities received in the redemption until their disposition and should expect to incur transaction costs upon the disposition of the securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that the Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.

Good Order. A redemption request is considered to be in good order when all necessary information is provided and all required documents are properly completed, signed and delivered. Redemption requests not in good order may be delayed.

Distribution Fees

The Board of Directors of the Company has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") that allows the Fund to pay fees from its R Shares assets for selling and distributing R Shares. Pursuant to the Plan, R Shares of the Fund can pay distribution fees at an annual rate of up to 0.25% of the Fund's R Shares assets. Because distribution fees are paid on an ongoing basis, over time they increase the cost of your investment and may cost more than paying other sales charges.

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Dividends and Distributions

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Fund unless a shareholder elects otherwise.

The Fund will declare and pay dividends from net investment income annually. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Fund at least annually. The estimated amount of any annual distribution will be posted to the Adviser's website at www.S1Fund.com or a free copy may be obtained by calling 1-866-882-1226.

The Fund may pay additional distributions and dividends at other times if necessary for the Fund to avoid U.S. federal tax. The Fund's distributions and dividends, whether received in cash or reinvested in additional Fund Shares, are subject to U.S. federal income tax.

More Information About Taxes

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Distributions. The Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as otherwise discussed below, you will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income except as discussed below.

Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Fund shares. For taxable years beginning after December 31, 2012, the maximum long-term capital gain rate applicable to individuals, estates, and trusts is 20%. You will be notified annually of the tax status of distributions to you.

Distributions of "qualifying dividends" will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of the Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of the Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund's ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of the Fund's distributions that qualify for this favorable treatment may be reduced as a result of the Fund's securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or "non-qualified" foreign corporations.

Distributions from the Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

A portion of distributions paid by the Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

Sales of Shares. You will generally recognize taxable gain or loss for federal income tax purposes on a sale or redemption of your shares based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them. (To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.)

22

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

Medicare Tax on Investment Income. For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from sales or redemptions of Fund shares) of individuals, estates and trusts to the extent "modified gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Backup Withholding. The Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." The current withholding rate is 28%.

U.S. Tax Treatment of Foreign Shareholders. Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of a regulated investment company such as the Fund, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Fund's net capital gains (the excess of net long-term capital gains over net short-term capital loss) and, for taxable years of the Fund beginning before January 1, 2014, dividends attributable to the Fund's interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Fund.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale or redemption of shares in the Fund.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in the Fund is effectively connected with that trade or business, or a foreign individual investor is present in the United States for 183 days or more in a calendar year, then the foreign investor's income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

Beginning January 1, 2014, the Fund will be required to withhold 30% tax on certain payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Fund.

State and Local Taxes. You may also be subject to state and local taxes on income and gain from Fund shares. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

More information about taxes is contained in the SAI.

Multi-Class Structure

The Fund also offers I Shares, which are offered directly to institutional investors without distribution fees in a separate prospectus. Shares of each class of the Fund represent equal pro rata interests in the Fund and accrue dividends and calculate NAV and performance quotations in the same manner. The performance of each class is quoted separately due to different actual expenses. The total return on R Shares of the Fund can be expected to differ from the total return on I Shares of the Fund. Information concerning other classes of the Fund can be requested by calling the Fund at 1-866-882-1226.
23

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

24

S1 Fund

of
The RBB Fund, Inc.

(1-866-882-1226)
www.S1Fund.com

For More Information:

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the S1 Fund is available free of charge, upon request, including:

Annual/Semi-Annual Reports

These reports contain additional information about the Fund's investments, describe the Fund's performance, list portfolio holdings, and discuss recent market conditions and economic trends. The annual report includes fund strategies that significantly affected the Fund's performance during its last fiscal year.

When available, the annual and semi-annual reports to shareholders may be obtained by visiting www.S1Fund.com.

Statement of Additional Information

An SAI, dated December 31, 2012 has been filed with the SEC. The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the annual and semi-annual reports, by calling 1-866-882-1226. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus (and is legally part of the prospectus). The SAI is available on the Adviser's website at www.S1Fund.com.

Shareholder Inquiries

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday-Friday. Call: 1-866-882-1226 or visit the website of the Adviser at www.S1Fund.com.

Purchases and Redemptions

Call 1-866-882-1226.

Written Correspondence

Street Address:
S1 Fund, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581

P.O. Box Address:
S1 Fund, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9869, Providence, RI 02940

Securities and Exchange Commission

You may also view and copy information about the Company and the Fund, including the SAI, by visiting the SEC's Public Reference Room in Washington, DC or the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-1520. You may obtain information on the operation of the public reference room by calling the SEC at (202) 551-8090.

INVESTMENT COMPANY ACT FILE NO.811-05518

Summit Global Investments
U.S. Low Volatility Equity Fund
Prospectus

December 31, 2012

Class A Shares (Ticker: LVOLX)
Retail Shares (Ticker: SGLVX)
Class I Shares (Ticker: SILVX)

of The RBB Fund, Inc.

This prospectus gives vital information about the Summit Global Investments U.S. Low Volatility Equity Fund (the "Fund"), an investment portfolio of The RBB Fund, Inc. (the "Company"), including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference.

THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

A look at the goals, strategies, risks and financial history of the Fund.

Details about the Fund's service providers.

Policies and instructions for opening, maintaining and closing an account in the Fund.

SUMMARY SECTION	1
Investment Objective	1
Expenses and Fees	1
Risk/Return Information	2
Management of the Fund	3
Purchase and Sale of Fund Shares	3
Tax Information	3
Payments to Broker-Dealers and Other Financial Intermediaries	4
ADDTIONAL INFORMATION ON THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES	5
ADDITIONAL INFORMATION ON RISKS OF INVESTING IN THE FUND	5
MANAGEMENT OF THE FUND	6
Investment Adviser	6
Portfolio Manager	6
SHAREHOLDER INFORMATION	7
Pricing of Fund Shares	7
Sales Charges	7
Market Timing	9
Purchase of Fund Shares	10
Redemption of Fund Shares	13
Dividends and Distributions	15
Taxes	15
FINANCIAL HIGHLIGHTS	18
Appendix A — Prior Performance of Similarly Advised Accounts	19
FOR MORE INFORMATION	Back Cover

SUMMARY SECTION

Investment Objective

The Summit Global Investments U.S. Low Volatility Equity Fund (the "Fund") seeks to outperform the S&P 500® Index over a market cycle while reducing overall volatility. There can be no guarantee that the Fund will achieve its investment objective.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A Shares if you invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional, in the section of the Prospectus entitled "Shareholder Information — Sales Charges" and in the section of the Fund's Statement of Additional Information ("SAI") entitled "Purchase and Redemption Information — Reducing or Eliminating the Front-End Sales Charge."

	Class A	Retail Class	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee (as a percentage of amount redeemed on shares held for less than 60 days, if applicable)	1.50%	1.50%	1.50%
Exchange Fee (as a percentage of amount redeemed on shares held for less than 60 days, if applicable)	1.50%	1.50%	1.50%
Annual Fund Operating Expenses (expenses that that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.70%	0.70%
Distribution (12b-1) Fees	0.25%	0.25%	None
Other Expenses	19.33%	19.33%	19.33%
Total Annual Fund Operating Expenses	20.28%	20.28%	20.03%
Less Fee Waivers and Expense Reimbursements(1)	(19.05)%	(19.05)%	(19.05)%
Net Expenses	1.23%	1.23%	0.98%

(1)  The Fund's investment adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2013 to the extent that Total Annual Fund Operating Expenses (excluding certain items discussed below) exceed 1.23% for Class A Shares and Retail Shares and 0.98% for Class I Shares. In determining the investment adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total Annual Fund Operating Expenses to exceed 1.23% or 0.98%, as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation may not be terminated before December 31, 2013 without the approval of the Board of Directors of The RBB Fund, Inc. If at any time during the three years from January 1, 2013 through December 31, 2015 in which the advisory agreement is in effect, the Fund's Total Annual Fund Operating Expenses for that year are less than 1.23% of the average daily net assets attributable to the Fund's Class A Shares or Retail Shares or less than 0.98% of the average daily net assets attributable to the Fund's Class I Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund during such three-year period.

1

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Class A and Retail Shares or $1,000,000 in the Class I Shares of the Fund and for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$644	$4,045	$6,487	$9,986
Retail Class	$125	$3,715	$6,292	$9,985
Class I	$10,000	$366,360	$623,678	$996,011

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the fiscal period from February 29, 2012 through August 31, 2012, the Fund's portfolio turnover rate was 95% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities, primarily common stocks, of companies within the Russell 1000® Index and S&P 500® Index. The Fund's investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market.

The Fund's investment adviser attempts to lower the Fund's market risk by investing in U.S. equity securities that lower the overall volatility of the Fund's portfolio as compared to the S&P 500® Index. The Fund invests in stocks that exhibit less volatile stock price patterns, strengthening business metrics (i.e., earnings, debt, return on assets, competition, customers, industry, etc.) and quantitative factors such as earnings variability, leverage, volatility, price/book, price/cash flow, etc. The Fund's investment adviser selects securities for the Fund that it anticipates will produce less volatility with more capital protection and more consistent returns.

Principal Risks

Loss of money is a risk of investing in the Fund. In addition, your investment in the Fund may be subject to the following principal risks:

■  Common Stock Risk. Investments in common stocks are subject to market, economic and business risks that will cause their price to fluctuate over time. Therefore, an investment in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations.

■  Management Risk. The Fund is subject to the risk of poor management stock selection. In other words, the individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result.

■  Market Risk. The net asset value ("NAV") of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. Although the Fund will invest in stocks the Fund's investment adviser believes will produce less volatility, there is no guarantee that the stocks will perform as expected.

2

■  Opportunity Risk. As with all mutual funds, the Fund is subject to the risk of missing out on an opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

Performance Information

No performance information is presented because the Fund has not been operational for a full calendar year. Class A Shares and Retail Shares of the Fund have not commenced operations as of the date of this Prospectus. The Fund intends to evaluate its performance as compared to that of the S&P 500® Index.

Management of the Fund

Investment Adviser

Summit Global Investments, LLC

Portfolio Manager

David Harden
President of the Investment Adviser
Portfolio Manager of the Fund since inception

Purchase and Sale of Fund Shares

Minimum Initial Investment
Class A	$2,500
Retail Class	$2,500
Class I	$1,000,000

You can only purchase and redeem shares of the Fund on days the New York Stock Exchange ("NYSE") is open. Shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals. Shares of the Fund may also be purchased and redeemed directly through The RBB Fund, Inc. by the means described below.

Purchase and Redemption By Mail:

Summit Global Investments U.S. Low Volatility Equity Fund
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9841
Providence, RI 02940-8041

Overnight Mail:
Summit Global Investments U.S. Low Volatility Equity Fund
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

Purchase and Redemption By Wire:

Before sending any wire, call BNY Mellon Investment Servicing (US) Inc. (the "Transfer Agent") at 855-744-8500 to confirm the current wire instructions for the Fund.

Redemption By Telephone:

If you select the option on your account application, you may call the Transfer Agent at 855-744-8500.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

3

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

4

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS AND RISKS

This section provides some additional information about the Fund's investments and certain portfolio management techniques that the Fund may use. More information about the Fund's investments and portfolio management techniques, some of which entail risks, is included in the Statement of Additional Information ("SAI").

Investment Objective

The Fund's investment objective may be changed by the Board of Directors of The RBB Fund, Inc. (the "Company") without shareholder approval. Shareholders will, however, receive 60 days' prior notice of any changes. Any such changes may result in the Fund having an investment objective different from the objective that the shareholder considered appropriate at the time of investment in the Fund.

Additional Information About the Fund's Non-Principal Investment Strategies

Other Investment Companies. The Fund may invest up to 10% of its total assets in the securities of other investment companies not affiliated with the Adviser, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Among other things, the Fund may invest in money market mutual funds for cash management purposes by "sweeping" excess cash balances into such funds until the cash is invested or otherwise utilized. Rule 12d1-1 under the Investment Company Act of 1940, as amended, permits the Fund to invest an unlimited amount of its uninvested cash in a money market fund so long as, among other things, said investment is consistent with the Fund's investment objectives and policies. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund.

Securities Lending. The Fund may seek to increase its income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio securities loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by the Fund will not exceed 331/3% of the value of the Fund's total assets. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund. Lending the Fund's portfolio securities involves the risk of delay in receiving additional collateral if the value of the securities goes up while they are on loan.

Borrowing. The Fund may borrow money for temporary or emergency (not leveraging) purposes. The Fund will not make any additional investments while borrowings exceed 5% of its total assets.

Temporary Investments. The Fund may depart from its principal investment strategy in response to adverse market, economic, political or other conditions by taking a temporary defensive position (up to 100% of its assets) in all types of money market and short-term debt securities. If the Fund were to take a temporary defensive position, it may be unable for a time to achieve its investment objective.

Additional Information About the Fund's Risks

The following provides additional information about the principal and non-principal risks of investing in the Fund:

■  At least 80% of the Fund's net assets will be invested under normal circumstances in equity securities, and the NAV of the Fund will vary with changes in the market value of the portfolio positions. The Fund will provide shareholders with at least 60 days' prior written notice of any change in this 80% policy.

■  The market value of a portfolio holding may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Decreases in market value of the Fund's portfolio securities could adversely affect the Fund's NAV.

5

■  The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund's assets are invested in cash or money market instruments, the Fund may not achieve its investment goal.

Disclosure of Portfolio Holdings

A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

MANAGEMENT OF THE FUND

Investment Adviser

Summit Global Investments, LLC (the "Adviser") serves as the Fund's investment adviser. The Adviser's principal address is 620 South Main St. Bountiful, Utah 84010. The Adviser provides investment management and investment advisory services to investment companies and other institutional accounts. The Adviser is 100% employee-owned, and was founded in 2010.

Pursuant to an investment advisory agreement with the Company, the Adviser is entitled to an advisory fee computed daily and payable monthly at the annual rate of 0.70% of the Fund's average daily net assets. The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2013 to the extent that Total Annual Fund Operating Expenses (excluding certain items discussed below) exceed 1.23% for Class A Shares and Retail Shares and 0.98% for Class I Shares. In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total Annual Fund Operating Expenses to exceed 1.23% or 0.98%, as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation may not be terminated before December 31, 2013 without the approval of the Company's Board of Directors. If at any time during the three years from January 1, 2013 through December 31, 2015 in which the advisory agreement is in effect, the Fund's Total Annual Fund Operating Expenses for that year are less than 1.23% of the average daily net assets attributable to the Fund's Class A Shares or Retail Shares or less than 0.98% of the average daily net assets attributable to the Fund's Class I Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund during such three-year period. For the fiscal period from February 29, 2012 through August 31, 2012, after waivers, the Adviser has received 0.00% of the Fund's average net assets in investment advisory fees from the Fund. Had fee waivers not been in place, the Adviser would have received 0.70% of the Fund's average net assets in advisory fees from the Fund.

A discussion regarding the basis for the Company's Board of Directors approving the Fund's investment advisory agreement with the Adviser is available in the Fund's annual report to shareholders for the fiscal period ended August 31, 2012.

Portfolio Manager

The President of the Adviser, David Harden, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Harden founded the Adviser in 2010, and has managed the Fund since its inception. He started his career in 1993 and has worked for such firms as Fidelity Investments, Wellington Management and Evergreen Investments. From 2007 to 2012, Mr. Harden worked with Ensign Peak Advisors, Inc., most recently as Vice President and Senior Portfolio Manager, where he managed and oversaw day-to-day research, portfolio management and trading for all index, quantitative and low volatility strategies.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund.

6

SHAREHOLDER INFORMATION

Pricing of Fund Shares

Retail Shares and Class I Shares of the Fund are sold at their net asset value ("NAV"). Class A Shares of the Fund are sold at their NAV, plus a front-end sales charge, if applicable. The NAV of a class of the Fund is calculated as follows:

The Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The Fund will effect purchases of Fund shares at the NAV next calculated after receipt by the Transfer Agent of your purchase order in good order. The Fund will effect redemptions of Fund shares at the NAV next calculated after receipt by the Transfer Agent of your redemption request in good order.

The Fund's equity securities listed on any national or foreign exchange market system will be valued at the last sale price, except for the National Association of Securities Dealers Automatic Quotation System ("NASDAQ"). Equity securities listed on NASDAQ will be valued at the official closing price. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. When prices are not available from such services or are deemed to be unreliable, securities may be valued by dealers who make markets in such securities.

If market quotations are unavailable or deemed unreliable by the Fund's administrator, in consultation with the Adviser, securities will be valued by the Adviser in accordance with procedures adopted by the Company's Board of Directors and under the Board of Directors' ultimate supervision. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by a Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in exchange- traded and closed-end funds will be valued at their market price.

Sales Charges

General. Purchases of Class A Shares of the Fund are subject to a front-end sales charge of up to five and one-quarter percent (5.25%) of the total purchase price; however, sales charges may be reduced for large purchases as indicated below. Sales charges are not imposed on shares that are purchased with reinvested dividends or other distributions. The table below indicates the front-end sales charge as a percentage of both the offering price and the net amount invested. The term "offering price" includes the front-end sales charge.

7

Amount of Purchase of Class A Shares	Sales Charge as a % of Offering Price	Commission as a % of Offering Price
Less than $50,000	5.25%	4.75%
At least $50,000 but less than $100,000	4.75%	4.25%
At least $100,000 but less than $250,000	3.50%	3.25%
At least $250,000 but less than $500,000	2.50%	2.25%
At least $500,000 but less than $750,000	2.00%	1.90%
At least $750,000 but less than $1,000,000	1.50%	1.45%
$1,000,000 or greater	None	**

**  No sales charge is payable at the time of purchase on investments of $1,000,000 or more; however, a 1% contingent deferred sales charge is imposed in the event of redemption within 18 months following any such purchase. See the section entitled "Contingent Deferred Sales Charge on Certain Redemptions." The Fund's distributor may pay a commission at the rate of 1% to certain brokerage firms, financial institutions and other industry professionals, including affiliates of the Adviser (collectively, "Service Organizations"), who initiate and are responsible for purchases of $1,000,000 or more.

Combined Purchase Privilege. Certain purchases of Fund shares made at the same time by you, your spouse and your children under age 25 may be combined for purposes of determining the "Amount of Purchase." The combined purchase privilege may also apply to certain employee benefit plans and trust estates. The following purchases may be combined for purposes of determining the "Amount of Purchase:" (a) individual purchases, if made at the same time, by a single purchaser, the purchaser's spouse and children under the age of 25 purchasing shares for their own accounts, including shares purchased by a qualified retirement plan(s) exclusively for the benefit of such individual(s) (such as an IRA, individual-type section 403(b) plan or single-participant Keogh-type plan) or by a "Company," as defined in Section 2(a)(8) of the Investment Company Act of 1940, as amended (the "1940 Act"), solely controlled, as defined in the 1940 Act, by such individual(s), or (b) individual purchases by trustees or other fiduciaries purchasing shares (i) for a single trust estate or a single fiduciary account, including an employee benefit plan, or (ii) concurrently by two or more employee benefit plans of a single employer or of employers affiliated with each other in accordance with Section 2(a)(3)(c) of the 1940 Act (excluding in either case an employee benefit plan described in (a) above), provided such trustees or other fiduciaries purchase shares in a single payment. Purchases made for nominee or street name accounts may not be combined with purchases made for such other accounts. You may also further discuss the combined purchase privilege with your investment broker or other Service Organization. In order to take advantage of the combined purchase privilege, the purchases combined must be brought to the attention of your investment broker or other Service Organization at the time of your purchase.

Cumulative Quantity Discount. You may combine the value of shares held in the Fund, along with the dollar amount of shares being purchased, to qualify for a cumulative quantity discount. The value of shares held is the higher of their cost or current NAV. For example, if you hold shares having a value of $225,000 and purchase $25,000 of additional shares, the sales charge applicable to the additional investment would be 2.50%, the rate applicable to a single purchase of $250,000. In order to receive the cumulative quantity discount, the value of shares held must be brought to the attention of your investment broker or other Service Organization at the time of your purchase.

Letter of Intent. If you anticipate purchasing at least $50,000 of shares within a 13-month period, the shares may be purchased at a reduced sales charge by completing and returning a Letter of Intent (the "Letter"), which can be provided to you by your investment broker or other Service Organization. The reduced sales charge may also be obtained on shares purchased within the 90 days prior to the date of receipt of the Letter. Shares purchased under the Letter are eligible for the same reduced sales charge that would have been available had all the shares been purchased at the same time. There is no obligation to purchase the full amount of shares indicated in the Letter. Should you invest more or less than indicated in the Letter during the 13-month period, the sales charge will be recalculated based on the actual amount purchased. A portion of the amount of the intended purchase normally will be held in escrow in the form of Fund shares pending completion of the intended purchase.

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Sales Charge Waivers. The Fund sells Class A Shares at NAV without imposition of a sales charge to the following persons:

■  current and retired (as determined by the Adviser) employees of the Adviser and its affiliates, their spouses and children under the age of 25 and employee benefit plans for such employees, provided orders for such purchases are placed by the employee;

■  any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets or otherwise;

■  Directors of the Company and registered representatives of Service Organizations;

■  existing advisory clients of the Adviser on purchases effected by transferring all or a portion of their investment management or trust account to the Fund, provided that such account had been maintained for a period of six months prior to the date of purchase of Fund shares;

■  trust companies, bank trust departments and registered investment advisers purchasing for accounts over which they exercise investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity, provided that the amount collectively invested or to be invested in the Fund by such entity or adviser during the subsequent 13-month period totals at least $50,000;

■  employer-sponsored retirement plans with assets of at least $50,000 or 25 or more eligible participants; and

■  accounts established under a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Distributor.

In order to take advantage of a sales charge waiver, a purchaser must certify to the Service Organization eligibility for a waiver and must notify the Service Organization whenever eligibility for a waiver ceases to exist. A Service Organization reserves the right to request additional information from a purchaser in order to verify that such purchaser is so eligible. Such information may include account statements or other records regarding shares of the Fund held by you or your immediate family household members.

Contingent Deferred Sales Charge on Certain Redemptions. Purchases of $1,000,000 or more are not subject to an initial sales charge; however, a contingent deferred sales charge is payable on these investments in the event of a share redemption within 18 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. In determining whether a contingent deferred sales charge is payable, and the amount of the charge, it is assumed that shares purchased with reinvested dividends and capital gain distributions and then other shares held the longest are the first redeemed. The contingent deferred sales charge is further discussed in the SAI.

Market Timing

In accordance with the policy adopted by the Company's Board of Directors, the Company discourages and does not accommodate market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund Shares held by long-term shareholders. The Company and the Adviser reserve the right to (i) reject a purchase or exchange order, (ii) delay payment of immediate cash redemption proceeds for up to seven calendar days, (iii) revoke a shareholder's privilege to purchase Fund Shares (including exchanges), or (iv) limit the amount of any exchange involving the purchase of Fund Shares. An investor may receive notice that their purchase order or exchange has been rejected after the day the order is placed or after acceptance by a financial intermediary. It is currently expected that a shareholder would receive notice that its purchase order or exchange has been rejected within 48 hours after such purchase order or exchange has been received by the Company in good order. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise their right if, in the Company's (or the Adviser's) judgment, an investor has a history of excessive trading or if an investor's trading, in the judgment of the Company or the Adviser, has been or may be disruptive to the Fund. No waivers of the provisions of the policy established to detect and deter

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market timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

To deter excessive shareholder trading, the Fund charges a redemption fee of 1.50% on shares redeemed within 60 days of purchase. For further information on redemptions, please see the section entitled "Shareholder Information — Redemptions of Fund Shares."

There is no assurance that the Adviser will be able to identify market timers, particularly if they are investing through intermediaries.

If necessary, the Company may prohibit additional purchases of Fund shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers' trading activities in the Fund. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company's excessive trading policies, the Company may take certain actions, including terminating the relationship.

Purchase of Fund Shares

Shares representing interests in the Fund are offered continuously for sale by Foreside Funds Distributors LLC, formerly known as BNY Mellon Distributors LLC (the "Distributor").

The Board of Directors has approved a Distribution Agreement and adopted Plans of Distribution for Class A Shares and Retail Shares (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Distributor is entitled to receive from the Fund a distribution fee with respect to Class A Shares and Retail Shares of the Fund, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Class A Shares and Retail Shares. The actual amount of such compensation under the Plans is agreed upon by the Company's Board of Directors and by the Distributor. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class A Shares and Retail Shares and may cost you more than paying other types of sales charges.

Amounts paid to the Distributor under the Plans may be used by the Distributor to cover expenses that are related to (i) the sale of Class A shares, (ii) ongoing servicing and/or maintenance of the accounts of Class A and Retail class shareholders, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of Class A Shares and Retail Shares, all as set forth in the Plans. Ongoing servicing and/or maintenance of the accounts of Class A and Retail class shareholders may include updating and mailing prospectuses and shareholder reports, responding to inquiries regarding shareholder accounts and acting as agent or intermediary between shareholders and the Fund or its service providers. The Distributor may delegate some or all of these functions to Service Organizations. See "Purchases Through Intermediaries" below.

The Plans obligate the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Class A Shares and Retail Shares the fee agreed to under the Distribution Agreement. Payments under the Plans are not tied exclusively to expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.

Purchases Through Intermediaries. Shares of the Fund may also be available through Service Organizations. Certain features of the shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if shares are purchased directly from the Company. Therefore, you should contact the Service Organization acting on your behalf concerning the fees (if any) charged in connection with a purchase or redemption of shares and should read this Prospectus in light of the terms governing your accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company or its agent and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Company or its agent may enter confirmed purchase orders on behalf of

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clients and customers, with payment to follow no later than the Company's pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order if the order is actually received by the Company in good order not later than the next business morning. If a purchase order is not received by the Fund in good order, the Transfer Agent will contact the financial intermediary to determine the status of the purchase order. Orders received by the Company in good order will be priced at the appropriate Fund's NAV next computed after they are deemed to have been received by the Service Organization or its authorized designee.

For administration, sub-accounting, transfer agency and/or other services, the Adviser, the Distributor or their affiliates may pay Service Organizations and certain recordkeeping organizations a fee (the "Service Fee") relating to the average annual NAV of accounts with the Company maintained by such Service Organizations or recordkeepers. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

General. You may also purchase shares of the Fund at the NAV per share next calculated after your order is received by the Transfer Agent in good order as described below. The Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. After an initial purchase is made, the Transfer Agent will set up an account for you on the Company's records. The minimum initial investment in the Fund is $2,500 and there is no minimum subsequent investment amount. The minimum initial investment requirements may be reduced or waived from time to time. For purposes of meeting the minimum initial purchase, purchases by clients which are part of endowments, foundations or other related groups may be combined. You can only purchase shares of the Fund on days the NYSE is open and through the means described below. Shares may be purchased by principals and employees of the Adviser and its subsidiaries and by their spouses and children either directly or through any trust that has the principal, employee, spouse or child as the primary beneficiaries, their individual retirement accounts, or any pension and profit-sharing plan of the Adviser and its subsidiaries without being subject to the minimum investment limitations.

Initial Investment By Mail. Subject to acceptance by the Fund, an account may be opened by completing and signing an Account Application and mailing it to the Fund at the address noted below, together with a check payable to Summit Global Investments U.S. Low Volatility Equity Fund. Third party endorsed checks or foreign checks will not be accepted.

Summit Global Investments U.S. Low Volatility Equity Fund
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9841
Providence, RI 02940

or overnight to:

Summit Global Investments U.S. Low Volatility Equity Fund
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

Subject to acceptance by the Fund, payment for the purchase of shares received by mail will be credited to a shareholder's account at the NAV per share of the Fund next determined after receipt of payment in good order.

Initial Investment By Wire. Subject to acceptance by the Fund, shares may be purchased by wiring federal funds to The Bank of New York Mellon. A completed Account Application must be forwarded to the Transfer Agent at the address noted above under "Initial Investment by Mail" in advance of the wire. Notification must be given to the Transfer Agent at (888) 520-3277 prior to 4:00 p.m., Eastern time, on the wire date. (Prior notification must also be received from investors with existing accounts.) For current wire instructions, contact the Transfer Agent at 855-744-8500.

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Federal funds wire purchases will be accepted only on days when the Fund and The Bank of New York Mellon are open for business.

Additional Investments. Additional investments may be made at any time by purchasing shares at the NAV per share of the Fund by mailing a check to the Transfer Agent at the address noted above under "Initial Investment by Mail" (payable to Summit Global Investments U.S. Low Volatility Equity Fund) or by wiring monies to the custodian bank as outlined above under "Initial Investment by Wire." Notification must be given to the Transfer Agent at 855-744-8500 prior to 4:00 p.m., Eastern time, on the wire date. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected, which may take up to fifteen calendar days from the purchase date.

Automatic Investment Plan. Additional investments in shares of the Fund may be made automatically by authorizing the Transfer Agent to withdraw funds from your bank account through the Automatic Investment Plan. Investors who would like to participate in the Automatic Investment Plan should call the Transfer Agent at 855-744-8500, or complete the appropriate section of the account application. The minimum initial investment for the Automatic Investment Plan is $1,000 for Class A Shares and Retail Shares and $1,000,000 for Class I Shares. Minimum monthly payments are $100 for Class A Shares and Retail Shares and $1,000 for Class I Shares.

Retirement Plans/IRA Accounts. A $15.00 retirement custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact the Transfer Agent at 855-744-8500. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with a tax advisor.

Purchases in Kind. In certain circumstances, Shares of the Fund may be purchased "in kind" (i.e. in exchange for securities, rather than cash). The securities rendered in connection with an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable in accordance with the Company's valuation procedures. Securities accepted by the Fund will be valued, as set forth in this Prospectus, as of the time of the next determination of net asset value after such acceptance. The Shares of the Fund that are issued to the investor in exchange for the securities will be determined as of the same time. All dividends, subscriptions, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. The Fund will not accept securities in exchange for its Shares unless such securities are, at the time of the exchange, eligible to be held by the Fund and satisfy such other conditions as may be imposed by the Adviser or the Company. Purchases in-kind may result in the recognition of gain or loss for federal income tax purposes on the securities transferred to the Fund.

Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the offering of shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund. The Adviser will monitor the Fund's total assets and may, subject to Board approval, decide to close the Fund at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund's strategy. The Adviser, subject to Board approval, may also choose to reopen the Fund to new investments at any time, and may subsequently close the Fund again should concerns regarding the Fund's size recur. If the Fund closes to new investments, the Fund may be offered only to certain existing shareholders of the Fund and certain other persons who may be subject to cumulative, maximum purchase amounts, as follows:

a.  persons who already hold shares of the Fund directly or through accounts maintained by brokers by arrangement with the Adviser,

b.  employees of the Adviser and their families, and

c.  directors of the Company.

Distributions to all shareholders of the Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser, subject to Board approval, reserves the right to implement specific purchase limitations at the time of closing, including limitations on current shareholders.

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Purchases of the Fund's shares will be made in full and fractional shares of the Fund calculated to three decimal places. Certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.

Shares may be purchased and subsequent investments may be made by principals and employees of the Adviser and their family members, either directly or through their IRAs and by any pension and profit-sharing plan of the Adviser, without being subject to the minimum investment limitation.

The Company's officers are authorized to waive the minimum initial and subsequent investment requirements.

Good Order. A purchase request is considered to be in good order when all necessary information is provided and all required documents are properly completed, signed and delivered. Purchase requests not in good order may be rejected.

Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

Redemption of Fund Shares

You may redeem shares of the Fund at the next NAV calculated after a redemption request is received by the Transfer Agent in good order. The Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. You can only redeem shares of the Fund on days the NYSE is open and through the means described below.

You may redeem shares of the Fund by mail, or, if you are authorized, by telephone. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

Redemption By Mail. Your redemption requests should be addressed to Summit Global Investments U.S. Low Volatility Equity Fund, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9841, Providence, RI 02940, or for overnight delivery to Summit Global Investments U.S. Low Volatility Equity Fund, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581 and must include:

■  a letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

■  any required Medallion signature guarantees, which are required when (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s), (ii) the redemption request is for $10,000 or more, or (iii) a share transfer request is made. A Medallion signature guarantee is a special signature guarantee that may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association which is a participant in a Medallion signature guarantee program recognized by the Securities Transfer Association. A Medallion imprint or Medallion stamp indicates that the financial institution is a member of a Medallion signature guarantee program and is an acceptable signature guarantor. The three recognized Medallion signature guarantee programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and

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■  other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Redemption By Telephone. In order to utilize the telephone redemption option, you must indicate that option on your Account Application. Please note that the telephone redemption option is not available for retirement accounts. You may then initiate a redemption of shares by calling the Transfer Agent at 855-744-8500 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. A wire charge of $7.50 is assessed and charged to the shareholder. If the telephone redemption option is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and shareholders, not the Fund or its Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Fund or its Transfer Agent to be genuine. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Fund and the Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

Transaction Fee on Certain Redemptions. The Fund requires the payment of a transaction fee on redemptions of shares held for less than 60 days equal to 1.50% of the NAV of such shares redeemed at the time of redemption. This additional transaction fee is paid to the Fund, not to the Adviser, distributor or Transfer Agent. It is not a sales charge or a contingent deferred sales charge. The fee does not apply to redeemed shares that were purchased through reinvested dividends or capital gains distributions. The purpose of the additional transaction fee is to indirectly allocate transaction costs associated with redemptions to those investors making redemptions after holding their shares for a short period, thus protecting existing shareholders. These costs include: (1) brokerage costs; (2) market impact costs — i.e., the decrease in market prices which may result when the Fund sells certain securities in order to raise cash to meet the redemption request; (3) the realization of capital gains by the other shareholders in the Fund; and (4) the effect of the "bid-ask" spread in the over-the-counter market. The 1.50% amount represents the Fund's estimate of the brokerage and other transaction costs which may be incurred by the Fund in disposing of stocks in which the Fund may invest. Without the additional transaction fee, the Fund would generally be selling its shares at a price less than the cost to the Fund of acquiring the portfolio securities necessary to maintain its investment characteristics, resulting in reduced investment performance for all shareholders in the Fund. With the additional transaction fee, the transaction costs of selling additional stocks are not borne by all existing shareholders, but the source of funds for these costs is the transaction fee paid by those investors making redemptions. For purposes of this redemption feature, shares purchased first will be considered to be shares first redeemed.

Other Redemption Information. Redemption proceeds for shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option. Redemption proceeds will ordinarily be paid within seven business days after a redemption request is received by the Transfer Agent in good order. The Fund may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the SEC.

If the Company's Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in the payment of redemptions. If a shareholder receives redemption proceeds in-kind, the shareholder will bear the market risk of the securities received in the redemption until their disposition and should expect to incur transaction costs upon the disposition of the securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.

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Good Order. A redemption request is considered to be in good order when all necessary information is provided and all required documents are properly completed, signed and delivered. Redemption requests not in good order may be delayed.

Involuntary Redemption. The Fund reserves the right to redeem your account at any time the value of the account falls below $500 as the result of a redemption or an exchange request.

You will be notified in writing that the value of your account is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

The Fund may assert the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

Dividends and Distributions

The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Fund to the Fund's shareholders. All distributions are reinvested in the form of additional full and fractional shares unless you elect otherwise.

The Fund will declare and pay dividends from net investment income quarterly. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.

The ex-dividend, record and payable dates of any annual distribution will be available by calling 855-744-8500.

Taxes

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Distributions. The Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as otherwise discussed below, you will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income except as discussed below.

Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Fund shares. For taxable years beginning after December 31, 2012, the maximum long-term capital gain rate applicable to individuals, estates, and trusts is 20%. You will be notified annually of the tax status of distributions to you.

Distributions of "qualifying dividends" will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of the Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of the Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund's ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of the Fund's distributions that qualify for this favorable treatment may be reduced as a result of the Fund's securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or "non-qualified" foreign corporations.

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Distributions from the Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

A portion of distributions paid by the Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

Sales of Shares. You will generally recognize taxable gain or loss for federal income tax purposes on a sale or redemption of your shares based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them. (To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.)

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

Medicare Tax on Investment Income. For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from sales or redemptions of Fund shares) of individuals, estates and trusts to the extent "modified gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Backup Withholding. The Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." The current backup withholding rate is 28%.

U.S. Tax Treatment of Foreign Shareholders. Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of a regulated investment company such as the Fund, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Fund's net capital gains (the excess of net long-term capital gains over net short-term capital loss) and, for taxable years of the Fund beginning before January 1, 2014, dividends attributable to the Fund's interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Fund.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale or redemption of shares of the Fund.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in the Fund is effectively connected with that trade or business, or a foreign individual investor is present in the United States for

16

183 days or more in a calendar year, then the foreign investor's income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

Beginning January 1, 2014, the Fund will be required to withhold 30% tax on certain payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisers regarding the tax consequences in their country of residence of an investment in the Fund.

State and Local Taxes. You may also be subject to state and local taxes on income and gain from Fund shares. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

More information about taxes is contained in the Fund's SAI.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

17

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the period indicated, including per share information results for a single Class I Share of the Fund. The term "Total investment return" indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund's financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. This information should be read in conjunction with the Fund's financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund's annual report, which is available upon request (see back cover for ordering instructions).

	Class I Shares For the Period February 29, 2012 to August 31, 2012(1)
Per Share Operating Performance
Net asset value, beginning of period	$10.00
Net investment income	0.08	(2)
Net realized and unrealized gain from investments(3)	0.10
Total from operations	0.18
Net asset value, end of period	$10.18
Total investment return(4)	1.80	%(5)
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .	$3,602
Ratio of expenses to average net assets with waivers and reimbursements.	0.98	%(6)
Ratio of expenses to average net assets without waivers and reimbursements	20.03	%(6)
Ratio of net investment income to average net assets	1.64	%(6)
Portfolio turnover rate	95	%(5)

(1)  The Fund commenced investment operations on February 29, 2012.

(2)  The selected per share data was calculated based on average shares outstanding method for the period.

(3)  The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

(4)  Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)  Not annualized.

(6)  Annualized.

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Appendix A

Prior Performance of Similarly Advised Accounts

The Adviser has experience in managing other accounts with substantially similar investment objectives, policies and strategies as the Fund. The table below is provided to illustrate the past performance of the Adviser in managing all such other accounts and does not represent the performance of the Fund. Investors should not consider this performance information as a substitute for the performance of the Fund, nor should investors consider this information as an indication of the future performance of the Fund or of the Adviser. This performance history is net of all fees (including any applicable sales loads) charged to investors in the other accounts. The net returns are derived using the investment advisory fixed rate fee of 1.00% on total assets applicable for each other account and calculated on a monthly basis. The composite includes other accounts that pay lower expenses than those paid by shareholders of the Fund. Higher expenses reduce returns to investors. The use of the Fund's expense structure would have lowered the performance results. The Fund's results in the future also may be different because the other accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds under applicable U.S. securities and tax laws that, if applicable, could have adversely affected the performance of the other accounts. In addition, the securities held by the Fund will not be identical to the securities held by the other accounts.

The performance of the other accounts is also compared to the performance of an appropriate broad-based securities benchmark index. This index is unmanaged and is not subject to fees and expenses typically associated with managed funds, including the Fund. Investors cannot invest directly in the Index. The performance information is accompanied by additional disclosures, which are an integral part of the information.

COMPOSITE — MONTHLY PERFORMANCE TABLE NET OF FEES
(SINCE INCEPTION JANUARY 14, 2011)1,2,3

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
US Equity Low Volatility Composite	-1.72%	1.92%	1.97%	4.13%	0.71%	0.11%	-2.82%	-1.63%	-2.17%	4.80%	0.41%	1.84%
S&P 500® Index	-0.55%	3.20%	-0.10%	2.85%	-1.35%	-1.83%	-2.15%	-5.68%	-7.18%	10.77%	-0.51%	0.85%

1  Performance was calculated using Global Investment Performance Standards ("GIPS"). This method of calculating performance differs from the SEC's standardized methodology, which may produce different results.

2  Performance shown is composite performance of all similarly advised accounts. The first similarly advised account commenced operations on January 14, 2011, but other accounts commenced operations subsequent to January 14, 2011.

3  The S&P 500® Index is an unmanaged index composed of 500 common stocks, classified in eleven industry sectors, which represents approximately 75% of the U.S. equities market. The S&P 500® Index assigns relative values to the stocks included in the index, weighted according to each stock's total market value relative to the total market value of the other stocks included in the index.

19

THE SUMMIT GLOBAL INVESTMENTS U.S. LOW VOLATILITY EQUITY FUND

FOR MORE INFORMATION:

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available free of charge, upon request, including:

Annual/Semi-Annual Reports

These reports contain additional information about the Fund's investments, describe the Fund's performance, list portfolio holdings, and discuss recent market conditions and economic trends. The annual report includes Fund strategies and market conditions that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information

An SAI, dated December 31, 2012, has been filed with the SEC. The SAI, which includes additional information about the Fund, along with the Fund's annual and semi-annual reports, when available, are available on the Adviser's website at www.summitglobalinvestments.com or may be obtained free of charge by calling 855-744-8500. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus and is legally considered a part of this prospectus.

Shareholder Account Service Representatives

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday-Friday. Call: 855-744-8500.

Purchases and Redemptions

Call your registered representative or 855-744-8500.

Written Correspondence

Post Office Address:	Summit Global Investments U.S. Low Volatility Equity Fund c/o BNY Mellon Investment Servicing (US) Inc. PO Box 9841 Providence, RI 02940
Street Address:	Summit Global Investments U.S. Low Volatility Equity Fund c/o BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581

Securities and Exchange Commission

You may view and copy information about the Company and the Fund, including the SAI, by visiting the SEC's Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-1520. You may obtain information on the operation of the public reference room by calling the SEC at (202) 551-8090.

INVESTMENT COMPANY ACT FILE NO. 811-05518

BEDFORD SHARES OF THE MONEY MARKET PORTFOLIO

OF

THE RBB FUND, INC.

Ticker: BDMXX

STATEMENT OF ADDITIONAL INFORMATION

December 31, 2012

This Statement of Additional Information (“SAI”) provides information about the Company’s Bedford Class of the Money Market Portfolio (the “Portfolio”) of The RBB Fund, Inc. (the “Company”). This information is in addition to the information that is contained in the Bedford Family Money Market Portfolio Prospectus dated December 31, 2012 (the “Prospectus”).

This SAI is not a prospectus. It should be read in conjunction with the Prospectus and the Portfolio’s Annual Report dated August 31, 2012. The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. Copies of the Portfolio’s Prospectus and Annual Report may be obtained free of charge by telephoning (800) 888-9723. No other part of the Annual Report is incorporated by reference herein.

GENERAL INFORMATION	1

INVESTMENT INSTRUMENTS AND POLICIES	1

INVESTMENT LIMITATIONS	9

DISCLOSURE OF PORTFOLIO HOLDINGS	11

MANAGEMENT OF THE COMPANY	12

CODE OF ETHICS	18

PROXY VOTING	18

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	19

INVESTMENT ADVISORY AND OTHER SERVICES	19

PORTFOLIO TRANSACTIONS	23

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES	24

PURCHASE AND REDEMPTION INFORMATION	25

VALUATION OF SHARES	25

TAXES	26

MISCELLANEOUS	27

FINANCIAL STATEMENTS	27

APPENDIX A	A-1

APPENDIX B	B-1

i

GENERAL INFORMATION

The Company is an open-end management investment company currently operating seventeen separate portfolios. The Company is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to the Bedford Class shares representing interests in one diversified investment portfolio of the Company, which is offered by a Prospectus. Since June 30, 2011, BlackRock Advisors, LLC (“BALLC” or the “Adviser”) serves as the investment adviser to the Portfolio. Prior thereto, BlackRock Institutional Management Corporation (“BIMC”), an affiliate of BALLC, served as the investment adviser to the Portfolio.

INVESTMENT INSTRUMENTS AND POLICIES

The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Portfolio. The Portfolio seeks to generate current income to provide you with liquidity and to protect your investment. The Adviser may not necessarily invest in all of the instruments or use all of the investment techniques permitted by the Portfolio’s Prospectus and this SAI, or invest in such instruments or engage in such techniques to the full extent permitted by the Portfolio’s investment policies and limitations.

Principal Investment Policies and Risks

Asset-Backed Securities. The Portfolio may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and collateralized mortgage obligations (“CMOs”) issued or guaranteed by U.S. government agencies and instrumentalities. It may also invest in asset-backed securities issued by private companies. Asset-backed securities also include adjustable rate securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security’s stated maturity may be shortened, and the security’s total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired will be 397 days or less. Asset-backed securities are considered for industry concentration purposes (see “Fundamental Investment Limitations and Policies”). In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods, the reinvestment of proceeds by the Portfolio will generally be at lower rates than the rates on the prepaid obligations.

Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

Bank Obligations. The Portfolio will invest at least 25% of its total assets in obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers’ acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Portfolio may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the investment adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, less stringent regulatory requirements, less market liquidity, future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in the Portfolio. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Portfolio will invest in obligations of domestic branches of foreign banks

1

and foreign branches of domestic banks only when its investment adviser believes that the risks associated with such investment are minimal. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

The activities of banks are subject to extensive regulations which may limit both the amount and types of loans that may be made and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and costs of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties play an important part in the operation of this industry.

Commercial Paper. The Portfolio may purchase commercial paper rated (i) (at the time of purchase) in the two highest rating categories of at least two nationally recognized statistical rating organizations (“NRSRO”) or, by the only NRSRO providing a rating; or (ii) issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings. These rating categories are described in Appendix A to this SAI. The Portfolio may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Portfolio’s investment adviser in accordance with guidelines approved by the Company’s Board of Directors.

Commercial paper purchased by the Portfolio may include instruments issued by foreign issuers, such as Canadian Commercial Paper (“CCP”), which is U.S.-dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S.-dollar-denominated commercial paper of a foreign issuer, subject to the criteria stated above for other commercial paper issuers.

Eligible Securities. The Portfolio will only purchase “eligible securities” that present minimal credit risks as determined by the Adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include: (1) U.S. government securities; (2) securities that (a) are rated (at the time of purchase) by two or more nationally recognized statistical rating organizations (“NRSROs”) in the two highest short-term rating categories for such securities (e.g., commercial paper rated “A-1” or “A-2,” by Standard & Poor’s® Ratings Services (“S&P®”), or rated “Prime-1” or “Prime-2” by Moody’s Investor’s Service, Inc. (“Moody’s”), or (b) are rated (at the time of purchase) by the only NRSRO rating the security in one of its two highest rating categories for such securities; (3) short-term obligations and, subject to certain SEC requirements, long-term obligations that have remaining maturities of 397 days or less, provided in each instance that such obligations have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer that has been rated in accordance with (2)(a) or (b) above (“comparable obligations”); (4) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a NRSRO (“Unrated Securities”), provided that such securities are determined to be of comparable quality to a security satisfying (2)(a) or (b) above and (5) subject to certain conditions imposed under SEC rules, obligations guaranteed or otherwise supported by persons which meet the requisite rating requirements.

Mortgage-Related Securities. Mortgage-related securities consist of mortgage loans which are assembled into pools, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. government, though not necessarily by the U.S. government itself.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (“Fannie Mae”) include Fannie Mae guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by Fannie Mae. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac’) include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is

2

owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

In a February 2011 report to Congress from the Treasury and the Department of Housing and Urban Development, the Obama administration provided a plan to reform the U.S. housing finance market.  The plan would reduce the role of and eventually eliminate Fannie Mae and Freddie Mac. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Authority or guaranteed by the Department of Veterans Affairs.  The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of Fannie Mae and Freddie Mac, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

In addition, in August 2012, the Treasury announced that it had amended the terms of its bailout agreement with Fannie Mae and Freddie Mac in order to decrease the holdings of each firm more quickly.  Under the amended agreement, both Fannie Mae and Freddie Mac will have to turn over all profits they earn every quarter. They will also have to accelerate the reduction of their mortgage holdings to hit a cap of $250 million by 2018, four years earlier than planned.  Under the new arrangement, the portfolios of Fannie Mae and Freddie Mac can be no larger than $650 billion each at the end of 2012.

The Portfolio may invest in multiple class pass-through securities, including CMOs. These multiple class securities may be issued by U.S. government agencies or instrumentalities, including Fannie Mae and Freddie Mac, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as “regular” interests or “residual” interests. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs, as well as the related administrative expenses of the issuer. Residual interests generally are junior to, and may be significantly more volatile than, “regular” CMO interests. The Portfolio does not currently intend to purchase CMOs, except as collateral for repurchase agreements.

Each class of CMOs, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as “sequential pay” CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs include, among others, “parallel pay” CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

The relative payment rights of the various CMO classes may be subject to greater volatility and interest-rate risk than other types of mortgage-backed securities. The average life of asset-backed securities varies with the underlying instruments or assets and market conditions, which in the case of mortgages have maximum maturities of forty years. The average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgages underlying the securities as the result of unscheduled principal payments and mortgage prepayments. The relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. When interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. Because of these and other reasons, an asset-backed security’s total return may be difficult to predict precisely.

Recently, rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-related securities (which may include certain of the mortgage-related securities in which the Portfolio may have invested or may in the future be invested), and may continue to do so in the future. In the event that any mortgage-related security held by the Portfolio is placed on credit watch or downgraded, the value of such mortgage-related security may decline and the Portfolio may consequently experience losses in respect of such mortgage-related security.

3

Municipal Obligations. The Portfolio may invest in short-term Municipal Obligations which are determined by its investment adviser to present minimal credit risks and that meet certain ratings criteria pursuant to guidelines established by the Company’s Board of Directors. The Portfolio may also purchase Unrated Securities provided that such securities are determined to be of comparable quality to eligible rated securities. The applicable Municipal Obligations ratings are described in the Appendix to this SAI.

The two principal classifications of Municipal Obligations are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal Obligations may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Therefore, risk exists that the reserve fund will not be restored.

Municipal Obligations may include variable rate demand notes. Such notes are frequently not rated by credit rating agencies, but unrated notes purchased by the Portfolio will have been determined by the Portfolio’s investment adviser to be of comparable quality at the time of the purchase to rated instruments purchasable by the Portfolio. Where necessary to ensure that a note is of eligible quality, the Portfolio will require that the issuer’s obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. While there may be no active secondary market with respect to a particular variable rate demand note purchased by the Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding 13 months, depending upon the instrument involved. The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of a variable rate demand note if the issuer defaulted on its payment obligation or during the periods that the Portfolio is not entitled to exercise its demand rights. The Portfolio could, for this or other reasons, suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio’s investment adviser deems the investment to involve minimal credit risk. The Portfolio’s investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

In addition, the Portfolio may, when deemed appropriate by its investment adviser in light of the Portfolio’s investment objective, invest without limitation in high quality, short-term Municipal Obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of money market instruments of comparable quality.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance and relied upon by the Portfolio in purchasing such securities. Neither the Company nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.

Repurchase Agreements. The Portfolio may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The securities held subject to a repurchase agreement may have stated maturities exceeding 397 days, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

4

The repurchase price under the repurchase agreements described above generally equals the price paid by the Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with which the Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York’s list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Adviser. The Adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Portfolio’s adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price including either: (i) accrued premium provided in the repurchase agreement; or (ii) the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio’s adviser will mark to market daily the value of the securities. Securities subject to repurchase agreements will be held by the Company’s custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Portfolio under the 1940 Act.

Section 4(2) Paper. “Section 4(2) paper” is commercial paper which is issued in reliance on the “private placement” exemption from registration which is afforded by Section 4(2) of the Securities Act. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Company which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See “Illiquid Securities” below.

U.S. Government Obligations. The Portfolio may purchase U.S. government agency and instrumentality obligations that are debt securities issued by U.S. government-sponsored enterprises and federal agencies. Some obligations of agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. government or by U.S. Treasury guarantees, such as securities of the GNMA and the Federal Housing Authority; others, by the ability of the issuer to borrow, provided approval is granted, from the U.S. Treasury, such as securities of Freddie Mac and others, only by the credit of the agency or instrumentality issuing the obligation, such as securities of Fannie Mae and the Federal Home Loan Banks. Such guarantees of U.S. government securities held by a Fund do not, however, guarantee the market value of the shares of the Fund. There is no guarantee that the U.S. government will continue to provide support to its agencies or instrumentalities in the future. U.S. government obligations that are not backed by the full faith and credit of the U.S. government are subject to greater risks than those that are backed by the full faith and credit of the U.S. government. All U.S. government obligations are subject to interest rate risk.

5

The Portfolio’s net assets may be invested in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government. The maturities of U.S. government securities usually range from three months to thirty years. Examples of types of U.S. government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, the Maritime Administration, the Asian-American Development Bank and the Inter-American Development Bank. U.S. government securities may include inflation-indexed fixed income securities, such as U.S. Treasury Inflation Protected Securities (“TIPS”). The interest rate of TIPS, which is set at auction, remains fixed throughout the term of the security and the principal amount of the security is adjusted for inflation. The inflation-adjusted principal is not paid until maturity.

There is risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. A Fund may purchase U.S. Government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. Government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Variable Rate Demand Instruments. The Portfolio may purchase variable rate demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Although the notes are not normally traded and there may be no active secondary market in the notes, the Portfolio will be able to demand payment of the principal of a note. The notes are not typically rated by credit rating agencies, but issuers of variable rate demand notes must satisfy the same criteria as issuers of commercial paper. If an issuer of a variable rate demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market. For this or other reasons, the Portfolio might suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio’s investment adviser deems the investment to involve minimal credit risk. The Portfolio’s investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

Variable rate demand instruments held by the Portfolio may have maturities of more than 397 calendar days, provided: (i) the Portfolio is entitled to the payment of principal at any time, or during specified intervals not exceeding 397 calendar days, upon giving the prescribed notice (which may not exceed 30 days); and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 397 calendar days. In determining the average weighted maturity of the Portfolio and whether a variable rate demand instrument has a remaining maturity of 397 calendar days or less, each long-term instrument will be deemed by the Portfolio to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Portfolio to dispose of variable or floating rate notes if the issuer defaulted on its payment obligations or during periods that the Portfolio is not entitled to exercise its demand right, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

When-Issued or Delayed Delivery Securities. The Portfolio may purchase “when-issued” and delayed delivery securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset at the time the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates.

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While the Portfolio has such commitments outstanding, the Portfolio will maintain in a segregated account with the Company’s custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the purchase price of the securities to be purchased. Normally, the custodian for the Portfolio will set aside portfolio securities to satisfy a purchase commitment and, in such a case, the Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio’s commitment. It may be expected that the Portfolio’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Portfolio’s liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, it is expected that commitments to purchase “when-issued” securities will not exceed 25% of the value of the Portfolio’s total assets absent unusual market conditions. When the Portfolio engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Portfolio’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

Special Note Regarding Market Events. Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the Portfolio’s investments. It is uncertain how long these conditions will continue.

The instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. Federal, state and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve their investment objectives.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Portfolio’s holdings.

Non-Principal Investment Policies and Risks

Guaranteed Investment Contracts. The Portfolio may make investments in obligations, such as guaranteed investment contracts and similar funding agreements (collectively, “GICs”), issued by highly rated U.S. insurance companies. A GIC is a general obligation of the issuing insurance company and not a separate account. The Portfolio’s investments in GICs are not expected to exceed 5% of its total assets at the time of purchase absent unusual market conditions. GICs are considered illiquid securities and will be subject to the Portfolio’s 5% limitation on illiquid investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

Illiquid Securities. The Portfolio may not invest more than 5% of its net assets in illiquid securities including repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Portfolio’s investment adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and GICs. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Portfolio’s investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

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Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (“Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. Illiquid securities would be more difficult to dispose of than liquid securities to satisfy redemption requests.

The Portfolio may purchase securities which are not registered under the Securities Act but which may be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

The Portfolio’s Adviser will monitor the liquidity of restricted securities in the Portfolio under the supervision of the Company’s Board of Directors. In reaching liquidity decisions, the investment adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements with respect to portfolio securities. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase them at an agreed upon time, price and rate of interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price at which the Portfolio is obligated to repurchase them and the return on the cash exchanged for the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Portfolio will maintain in a segregated account with the Company’s custodian or a qualified sub-custodian, cash or other liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

Stand-By Commitments. The Portfolio may enter into stand-by commitments with respect to obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities (collectively, “Municipal Obligations”) held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio’s option a specified Municipal Obligation at its amortized cost value to the Portfolio plus accrued interest, if any. Stand-by commitments may be exercisable by the Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.

The Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio may pay for a stand-by commitment either in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by the Portfolio will not exceed 1/2 of 1% of the value of the Portfolio’s total assets calculated immediately after each stand-by commitment is acquired.

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The Portfolio intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the investment adviser’s opinion, present minimal credit risks. The Portfolio’s reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates.

The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligation which will continue to be valued in accordance with the amortized cost method. The actual stand-by commitment will be valued at zero in determining net asset value (“NAV”). Accordingly, where the Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by the Portfolio and will be reflected in realized gain or loss when the commitment is exercised or expires.

INVESTMENT LIMITATIONS

Fundamental Investment Limitations and Policies

A fundamental limitation or policy of the Portfolio may not be changed with respect to the Portfolio without the affirmative vote of the holders of a majority of the Portfolio’s outstanding shares (as defined in Section 2(a) (42) of the 1940 Act). As used in this SAI and in the Prospectus, “shareholder approval” and a “majority of the outstanding shares” of the Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of: (1) 67% of the shares of the Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Portfolio.

The Company’s Board of Directors can change the investment objective of the Portfolio without shareholder approval. Shareholders will be given notice before any such change is made.

The Portfolio may not:

1.                      borrow money, except from banks for temporary purposes and for reverse repurchase agreements and then in amounts not in excess of 10% of the value of the Portfolio’s total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge, or hypothecate any of its assets except in connection with such borrowings and then in amounts not in excess of 10% of the value of the Portfolio’s total assets at the time of such borrowing or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio’s net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio’s securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.);

2.                      purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;

3.                      underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed an underwriter under federal securities laws and except to the extent that the purchase of Municipal Obligations directly from the issuer thereof in accordance with the Portfolio’s investment objective, policies and limitations may be deemed to be an underwriting;

4.                      make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof;

5.                      purchase or sell real estate, provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

6.                      purchase or sell commodities or commodity contracts;

7.                      invest in oil, gas or mineral exploration or development programs;

8.                      make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations and may enter into repurchase agreements;

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9.                      purchase any securities issued by any other investment company except in connection with the merger, consolidation, acquisition or reorganization of all the securities or assets of such an issuer;

10.               make investments for the purpose of exercising control or management;

11.               purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the Portfolio’s total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio’s assets may be invested without regard to this 5% limitation;

12.               purchase any securities other than money market instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio’s assets and may make time deposits;

13.  *  purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry;

14.               invest more than 5% of its total assets (taken at the time of purchase) in securities of issuers (including their predecessors) with less than three years of continuous operations; and

15.               issue any class of senior security or to sell any senior security of which it is the issuer, as defined in Section 18(f) of the 1940 Act, except to the extent permitted by the 1940 Act.

*        With respect to this limitation, the Portfolio will consider wholly-owned finance companies to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and will divide utility companies according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. The policy and practices stated in this paragraph may be changed without shareholder approval, however, any change would be subject to any applicable requirements of the SEC and would be disclosed in the Prospectus prior to being made.

Non-Fundamental Investment Limitations and Policies

A non-fundamental investment limitation or policy may be changed by the Board of Directors without shareholder approval. However, shareholders will be notified of any changes to any of the following limitations or policies.

So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Portfolio will, subject to certain exceptions, limit its purchases of:

1.       The securities of any one issuer, other than issuers of U.S. government securities, to 5% of its total assets, except that the Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three business days. “First Tier Securities” include eligible securities that:

(i)       if rated by more than one NRSRO (as defined in the Prospectus), are rated (at the time of purchase) by two or more NRSROs in the highest rating category for such securities;

(ii)      if rated by only one NRSRO, are rated by such NRSRO in its highest rating category for such securities;

(iii)     have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or (ii) above; or

(iv)     are Unrated Securities that are determined to be of comparable quality to such securities.

2.       Second Tier Securities (which are eligible securities other than First Tier Securities) to 3% of its total assets; and

3.       Second Tier Securities of one issuer to one-half of one percent.

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In addition, so long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Portfolio will not purchase any Guarantees or Demand Features (as defined in Rule 2a-7) if, after the acquisition of the Guarantees or Demand Features, the Portfolio has more than 10% of its total assets invested in instruments issued by or subject to Guarantees or Demand Features from the same institution, except that the foregoing condition shall only be applicable with respect to 75% of the Portfolio’s total assets.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company has adopted, on behalf of the Portfolio, a policy relating to the disclosure of the Portfolio’s securities holdings to ensure that disclosure of information about portfolio holdings is in the best interests of Portfolio shareholders. The policies relating to the disclosure of the Portfolio’s securities holdings are designed to allow disclosure of portfolio holdings information where necessary to the Portfolio’s operation without compromising the integrity or performance of the Portfolio. It is the policy of the Company that disclosure of the Portfolio’s holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose the Portfolio’s holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-Q and Form N-MFP or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.  Month-end schedules of investments are available at www.rbbfund.com as required by Rule 2a-7 under the 1940 Act.

The Company may distribute or authorize the distribution of information about portfolio holdings that is not publicly available to its third-party service providers on an ongoing basis to the extent and at such times as are necessary for such entities to provide services to the Company. The Company’s third party service providers include The Bank of New York Mellon, the custodian; BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the administrator, accounting agent and transfer agent; PricewaterhouseCoopers LLP, the Portfolio’s independent registered public accounting firm; Drinker Biddle & Reath LLP, legal counsel; Merrill Corporation, the financial printer; and RiskMetrics Group, (formerly known as Institutional Shareholder Services Inc.) the Fund’s proxy voting service. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Portfolio. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Portfolio.

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, (i) to certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information, and (ii) to financial consultants to assist them in determining the suitability of the Portfolio as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Company’s and the Adviser’s fiduciary duties to Portfolio shareholders. With respect to the Portfolio, the Company discloses information as to (i) percentage allocation of portfolio holdings by security type to iMoneyNet on a weekly basis with no lag-time and (ii) the dollar value allocation of portfolio holdings by security type to the Investment Company Institute monthly with no lag-time. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions as well as a 15-day time lag. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings. The Board of Directors of the Company or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions. Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Portfolio.

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The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of the Portfolio.

In addition to the permitted disclosures of portfolio holdings described in this SAI, portfolio holdings of the Portfolio may be disclosed in such other limited circumstances as the Company’s Board of Directors or a committee thereof deems appropriate, subject to a confidentiality agreement and/or trading restrictions. In this way, the Board endeavors to ensure that disclosure of portfolio holdings is in the best interests of the Portfolio’s shareholders and that any conflicts of interest are avoided.

Any violations of the policy set forth above as well as any corrective action undertaken to address such violations must be reported by the Adviser, director, officer or third party service provider to the Company’s Chief Compliance Officer who will determine whether the violation should be reported immediately to the Board of Directors of the Company or at its next quarterly Board meeting.

MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the oversight of the Company’s Board of Directors (the “Board”), subject to the laws of the State of Maryland and the Company’s Charter. The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers. The officers of the Company conduct and supervise the Company’s daily business operations.

Directors who are not deemed to be “interested persons” of the Company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” The Board is currently composed of six Independent Directors and two Interested Directors. The Board has selected Arnold M. Reichman, an Independent Director, to act as Chairman. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate. The Chairman may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The Board has established five standing committees — Audit, Product Development, Executive, Nominating and Governance, and Regulatory Oversight Committees. The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section “Standing Board Committees,” below.

The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

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Directors and Executive Officers

The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below.

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
INDEPENDENT DIRECTORS

Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	Director and Vice Chairman, Comcast Corporation (cable television and communications) from 1969 to 2011.	17	AMDOCS Limited (service provider to telecommunications companies)

J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	17	None

Gregory P. Chandler 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/66	Director	2012 to present	Since May 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from February 2003-April 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	17	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).

Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/43	Director	2006 to present	Consultant, financial services organizations from 1997 to present.	17	Kalmar Pooled Investment Trust; (registered investment company); Wilmington Funds (registered investment company); WT Mutual Fund (registered investment company) (until March 2012)

Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 DOB: 5/48	Chairman	2005 to present	Co-Founder and Chief Executive Officer, Lifebooker, LLC, from 2006 to present.	17	None
	Director	1991 to present

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Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director

Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/41	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; from 1980 to present, Founding Partner, Straniere Law Group; from 2006 to 2008, President, The New York City Hot Dog Company.	17	Reich and Tang Group (asset management); The SPARX Asia Funds Group (registered investment company) (until 2009)

INTERESTED DIRECTORS(2)

Jay F. Nusblatt 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/61	Director	2012 to present	Since July 2010, Head of U.S. Fund Accounting and Administration, BNY Mellon Asset Servicing; from 2006 to July 2010, Senior Vice President, Fund Accounting and Administration, PNC Global Investment Servicing.	17	None

Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Vice President and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	17	Kensington Funds (registered investment company) (until 2009)

OFFICERS

Salvatore Faia, JD, CPA, CFE Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 209 Chadds Ford, PA 19317 DOB: 12/62	President and Chief Compliance Officer	President 2009 to present and Chief Compliance Officer 2004 to present	President, Vigilant Compliance Services since 2004; and Director of Energy Income Partnership since 2005.	N/A	N/A

Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	2009 to present	Since 1993 Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (financial services company)	N/A	N/A

Jennifer Rogers 301 Bellevue Parkway Wilmington, DE 19809 DOB: 7/74	Secretary	2007 to present	Since 2005, Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A

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Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company)	N/A	N/A

Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103 DOB: 7/59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm)	N/A	N/A

* Each Director oversees seventeen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal.  The Board reserves the right to waive the requirements of the Policy with respect to an individual Director.  The Board has approved a waiver of the policy with respect to Mr. Brodsky. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2) Messrs. Sablowsky and Nusblatt are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.”  Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Nusblatt is considered an “Interested Director” of the Company by virtue of his position as the Head of U.S. Fund Accounting and Administration at BNY Mellon Asset Servicing, administrator and accounting agent and transfer agent to the Company.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years.  Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director.  The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company.  Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience.    Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company.  Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry.  Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the financial services industry.  Mr. Nusblatt has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the financial services industry.  Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards.

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Standing Committees

The responsibilities of each Committee of the Board and its members are described below.

Audit Committee.  The Board has an Audit Committee comprised of three Independent Directors.  The current members of the Audit Committee are Messrs. Brodsky, Giordano and Chandler.  The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors.  The Audit Committee convened four times during the fiscal year ended August 31, 2012.

Executive Committee.  The Board has an Executive Committee comprised of one Interested Director and three Independent Directors.  The current members of the Executive Committee are Messrs. Giordano, Reichman,Sablowsky and Chandler.  The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session. The Executive Committee did not meet during the fiscal year ended August 31, 2012.

Nominating and Governance Committee.  The Board has a Nominating and Governance Committee comprised only of Independent Directors.  The current members of the Nominating and Governance Committee are Messrs. Carnall, Giordano, and Reichman.  The Nominating and Governance Committee recommends to the Board of Directors all persons to be nominated as Directors of the Company.  The Nominating and Governance Committee will consider nominees recommended by shareholders.  Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee convened three times during the fiscal year ended August 31, 2012.

Regulatory Oversight Committee.  The Board has a Regulatory Oversight Committee comprised of two Interested Director and three Independent Directors.  The current members of the Regulatory Oversight Committee are Messrs. Carnall, Reichman, Sablowsky, Straniere and Nusblatt.  The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened four times during the fiscal year ended August 31, 2012.

Product Development Committee.  The Board has a Product Development Committee comprised of two Interested Directors and one Independent Director. The current members of the Product Development Committee are Messrs. Reichman, Sablowsky and Nusblatt. The Product Development Committee oversees the process regarding the addition of new investment advisers and investment products to the Company and evaluates the Company’s current investment advisers and investment products. The Product Development Committee is new and did not meet during the fiscal year ended August 31, 2012.

Risk Oversight

The Board of Directors performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s Chief Compliance Officer.  The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk.  Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment management and business affairs.  Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Company’s Chief Compliance Officer to discuss compliance reports, findings and issues.  The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day

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activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

Board oversight of risk management is also provided by various Board Committees.  For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations.

The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.  The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

Director Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Portfolio and in all of the portfolios (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him), as of December 31, 2011.

Name of Director	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies

INDEPENDENT DIRECTORS

Julian A. Brodsky	None	Over $100,000

J. Richard Carnall	None	$10,001-$50,000

Gregory P. Chandler	None	None

Nicholas A. Giordano	None	$10,001-$50,000

Arnold M. Reichman	None	Over $100,000

Robert A. Straniere	None	$1-$10,000

INTERESTED DIRECTORS

Jay F. Nuslbatt	None	None

Robert Sablowsky	None	Over $100,000

Directors’ and Officers’ Compensation

Effective January 1, 2012, the Company pays each Director a retainer at the rate of $27,500 annually, $3,500 for each regular meeting of the Board of Directors, $2,000 for each committee meeting or special meeting of the Board of Directors attended in-person and $1,000 for each committee meeting or special meeting of the Board of Directors and Committee meeting attended telephonically. From February 1, 2010 to December 31, 2011, the Company paid each Director a retainer at the rate of $17,500 annually, $3,500 for each regular meeting of the Board of Directors, $1,500 for each committee meeting or special meeting of the Board of Directors attended in person and $1,000 for each committee meeting or special meeting of the Board of Directors and Committee meeting attended telephonically.  The Chairman of the Board receives an additional fee of $17,500 per year for his services in this capacity, and each Chairman of the Audit Committee, Nominating and Governance Committee and Regulatory Oversight Committee receives an additional fee of $4,000 per year for his services. From February 2, 2010 to December 31, 2011, The Chairman of the Board received an additional fee of $12,000 per year for his services in this capacity.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof. The Company also compensates its President and Chief Compliance Officer for his services to the Company. For the fiscal year ended August 31, 2012, each of the following members of the Board of Directors and the President and Chief Compliance Officer received compensation from the Portfolio in the following amounts:

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Name of Director/Officer	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors or Officers
FISCAL YEAR ENDED AUGUST 31, 2012
Independent Directors:
Julian A. Brodsky, Director	$5,672.87	N/A	N/A	$46,000.00
J. Richard Carnall, Director	$5,986.12	N/A	N/A	$48,000.00
Gregory P. Chandler, Director*	$623.65	N/A	N/A	$6,875.00
Nicholas A. Giordano, Director	$6,866.02	N/A	N/A	$55,000.00
Francis J. McKay, Director**	$2,837.19	N/A	N/A	$18,375.00
Arnold M. Reichman, Director and Chairman	$7,770.33	N/A	N/A	$68,125.00
Marvin E. Sternberg, Director***	$1,591.99	N/A	N/A	$11,375.00
Robert A. Straniere, Director	$5,669.24	N/A	N/A	$46,000.00
Interested Directors:
Jay F. Nusblatt, Director*	$0	N/A	N/A	$0
Robert Sablowsky, Director	$6,031.26	N/A	N/A	$50,000.00
Officers:
Salvatore Faia, Esquire, CPA Chief Compliance Officer and President	$31,573.41	N/A	N/A	$339,996.00

* Messrs. Chandler and Nusblatt were elected to the Board of Trustees on June 19, 2012 and, therefore, the compensation reflected is for the period June 19, 2012 through August 31, 2012.

**Mr. McKay died on December 17, 2011.

***Mr. Sternberg died on October 29, 2011.

As of December 31, 2011, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

On October 24, 1990, the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees, pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee.  Edward J. Roach, who served as President and Treasurer until June 1, 2009, has been the only employee who has participated in the Fund Office Retirement Profit-Sharing Plan and Trust Agreement. No officer, director or employee of the Adviser or the distributor currently receives any compensation from the Company.

CODE OF ETHICS

The Company and Foreside Funds Distributors, LLC, formerly known as BNY Mellon Distributors Inc. (“Foreside Distributors”) have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

PROXY VOTING

The Board of Directors has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Portfolio to the Adviser, subject to the Board’s continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and in the

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interest of the Portfolio. The Adviser will consider factors affecting the value of the Portfolio’s investments and the rights of shareholders in its determination on voting portfolio securities.

The Adviser votes proxies according to proxy voting guidelines it has adopted in a manner most likely to protect and promote the economic value of the securities held by the Portfolio. The Adviser’s focus is on the board of directors, as the agents of shareholders, who should set the company’s strategic aims within a framework of prudent and effective controls which enable risk to be assessed and managed. The Adviser manages most conflict situations (i.e., proxies from vendors and clients) through the structural separation of a separately-established internal committee that handles corporate governance issues. For proxies issued by affiliates of the Adviser or proxies of companies where an employee of the Adviser or one of its affiliates is on the Board of Directors of the issuer, the Adviser manages such conflicts by out-sourcing the voting of such proxies to an independent fiduciary.

Information regarding how the Portfolio voted proxies relating to underlying portfolio securities for the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-800-888-9723 and by visiting the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of November 30, 2012, the Directors and officers as a group owned 4.47% of the Schneider Value Fund, 1.08% of the Schneider Small Cap Value Fund and less than 1% of the outstanding shares of each other portfolio and class within the Company.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory and Administration Agreement

The Advisory and Administration Agreement provides for a maximum fee paid to BALLC, computed daily and payable monthly, at the annual rate of 0.45% of the first $250 million of average daily net assets, 0.40% of the next $250 million of average daily net assets and 0.35% of average daily net assets in excess of $500 million.  As described in the Prospectus, the Adviser has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit the Portfolio’s Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding certain Portfolio expenses) to 0.25%.  The following expenses are excluded from the contractual limitation: (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Portfolio as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Portfolio’s investments; (iv) Distribution and Servicing (12b-1) Fees; and (v) other extraordinary expenses (including litigation expenses) not

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incurred in the ordinary course of the Portfolio’s business, if any) of the Bedford Shares of the Portfolio. Because distribution and service (12b-1) fees and certain other Portfolio expenses are excluded from the contractual limitation net Total Annual Portfolio Operating Expenses are expected to exceed the contractual limitation. This contractual limitation is in effect through December 31, 2013 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. The Adviser may terminate this arrangement at any time after December 31, 2013.

For the past three fiscal years, the Company on behalf of the Portfolio paid advisory fees to BALLC and/or BIMC (excluding fees for administrative services) as follows:

Fiscal Year Ended	Fees Paid (After waivers and reimbursements)	Waivers	Reimbursements
August 31, 2012	$431,217	$1,936,524	$0
August 31, 2011	$445,902	$1,825,700	$0
August 31, 2010	$370,981	$1,795,569	$0

The Portfolio bears all of its own expenses not specifically assumed by BALLC. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company’s Board of Directors in such manner as it deems to be fair and equitable. Expenses borne by a portfolio include, but are not limited to the expenses listed in the prospectus and the following (or a portfolio’s share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by BALLC; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Company to its directors and officers; (g) organizational costs; (h) fees paid to the investment adviser and BNY Mellon; (i) fees and expenses of officers and directors who are not affiliated with the Portfolio’s investment adviser or underwriter; (j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the portfolio and its shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the Company; (r) the expense of reports to shareholders, shareholders’ meetings and proxy solicitations that are not attributable to a particular class of shares of the Company; (s) fidelity bond and directors’ and officers’ liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by the portfolio’s investment adviser under its advisory agreement with the portfolio. The Bedford Class of the Company pays its own distribution fees, and may pay a different share than other classes of the Company (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Bedford Class or if it receives different services.

Under the Advisory Agreement, BALLC will not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or the Portfolio in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BALLC in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Advisory Agreement provides that: (i) to the extent permitted by applicable law, BALLC may enter into contracts with one or more sub-advisers, including without limitation, affiliates of BALLC, to perform investment sub-advisory services with respect to the Portfolio, subject to approval by the Company’s Board of Directors but not the approval by a vote of the outstanding voting securities of the Portfolio; (ii) to the extent permitted by applicable law, BALLC may reallocate all or a portion of its investment advisory responsibilities under the Advisory Agreement to any of its affiliates; (iii) BALLC is required to supervise and oversee the activities of each sub-adviser under its sub-advisory contract; and (iv) to the extent permitted by applicable law and subject to approval by the Company’s Board of Directors, BALLC may terminate any or all sub-advisers in its sole discretion at any time.

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Disclosure relating to the material factors and the conclusions with respect to those factors that formed the basis for the Board of Directors’ approval of the Portfolio’s Advisory Agreement may be reviewed in the Portfolio’s annual report to shareholders dated August 31, 2012, which may be obtained by calling (800) 888-9723 or visiting the SEC’s website at www.sec.gov.

Administration Agreement

Under the Advisory Agreement, BALLC is obligated to render administrative services to the Portfolio. BALLC, pursuant to the terms of a Delegation Agreement with BNY Mellon, dated December 15, 2006, has delegated to BNY Mellon its administrative responsibilities with respect to the Portfolio.

For the past three fiscal years, BNY Mellon was paid administration fees as follows:

Fiscal Year Ended	Fees Paid (After waivers and reimbursements)	Waivers	Reimbursements
August 31, 2012	$522,695	$0	$0
August 31, 2011	$704,496	$0	$0
August 31, 2010	$372,510	$0	$0

On June 1, 2003, the Company entered into a regulatory administration services agreement with BNY Mellon. Under this agreement, BNY Mellon has agreed to provide regulatory administration services to the Company. These services include the preparation and coordination of the Company’s annual post-effective amendment filing and supplements to the Company’s registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company’s regulatory administration. BNY Mellon receives an annual fee based on the average daily net assets of the portfolios of the Company. For the fiscal year ended  August 31, 2012, BNY Mellon received $61,101, for the fiscal year ended August 31. 2011, BNY Mellon received $62,735, and for the fiscal year ended August 31, 2010, BNY Mellon received $56,790   in fees from the Portfolio for these services.

Custodian and Transfer Agency Agreements

The Bank of New York Mellon, One Wall Street, New York, NY 10286 (the “Custodian”), is custodian of the Company’s assets pursuant to a custodian agreement dated July 18, 2011, (the “Custodian Agreement”). Under the Custodian Agreement, the Custodian : (a) maintains a separate account or accounts in the name of the Portfolio; (b) holds and transfers portfolio securities on account of the Portfolio; (c) accepts receipts and makes disbursements of money on behalf of the Portfolio; (d) collects and receives all income and other payments and distributions on account of the Portfolio’s portfolio securities; and (e) makes periodic reports to the Company’s Board of Directors concerning the Portfolio’s operations. The Custodian is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Company, provided that the Custodian remains responsible for the performance of all its duties under the Custodian Agreement and holds the Company harmless from the acts and omissions of any sub-custodian. The Portfolio has made arrangements with BNY Mellon Investment Servicing Trust Company  to serve as custodian for Individual Retirement Accounts (“IRAs”). For its services to the Company under the Custodian Agreement, the Custodian receives a fee which is calculated based upon the Portfolio’s average daily gross assets as follows: $0.25 per $1,000 on the first $50 million of average daily gross assets; $0.20 per $1,000 on the next $50 million of average daily gross assets; and $0.15 per $1,000 on average  daily gross assets over $100 million, with a minimum monthly fee of $1,000, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Company.

BNY Mellon, whose corporate offices are located at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer and dividend disbursing agent for the Company’s Bedford Class pursuant to a Transfer Agency Agreement dated August 16, 1988 (the “Transfer Agency Agreement”), under which BNY Mellon: (a) issues and redeems shares of the Bedford Class of the Portfolio; (b)  addresses and mails all communications by the Portfolio to record owners of shares of such Class, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Company’s Board of Directors concerning the operations of the Bedford Class. BNY Mellon may, on 30 days’ notice to the Company, assign its duties as transfer and dividend disbursing agent to any other affiliate of The Bank of New York Mellon. For its services to the Company under the Transfer Agency Agreement, BNY Mellon receives a fee at the annual rate of $15.00 per account in the Portfolio for orders which are

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placed via third parties and relayed electronically to BNY Mellon, and at an annual rate of $17.00 per account in the Portfolio for all other orders, exclusive of out-of-pocket expenses, and also receives a fee for each redemption check cleared and reimbursement of its out-of-pocket expenses. BNY Mellon also provides services relating to the implementation of the Company’s Anti-Money Laundering Program. The Company will pay an annual fee, ranging from $3,000 - $50,000, based on the number of open accounts in each portfolio. In addition, BNY Mellon provides services relating to the implementation of the Portfolio’s Customer Identification Program, including verification of required customer information and the maintenance of records with respect to such verification. The Portfolio will pay BNY Mellon $2.25 per customer verification and $0.02 per month per record result maintained.

BNY Mellon has entered and in the future may enter into additional shareholder servicing agreements (“Shareholder Servicing Agreements”) with various dealers (“Authorized Dealers”) for the provision of certain support services to customers of such Authorized Dealers who are shareholders of the Portfolio. Pursuant to the Shareholder Servicing Agreements, the Authorized Dealers have agreed to prepare monthly account statements, process dividend payments from the Company on behalf of their customers and to provide sweep processing for uninvested cash balances for customers participating in a cash management account. In addition to the shareholder records maintained by BNY Mellon, Authorized Dealers may maintain duplicate records for their customers who are shareholders of the Portfolio for purposes of responding to customer inquiries and brokerage instructions. In consideration for providing such services, Authorized Dealers may receive fees from BNY Mellon. Such fees will have no effect upon the fees paid by the Company to BNY Mellon.

Distribution and Servicing Agreement

Foreside Funds Distributors, LLC, formerly known as BNY Mellon Distributors Inc., (the “Underwriter” or “Foreside Distributors”) whose principal business address is 400 Berwyn Park, 899 Cassatt Road, Berwyn, PA 19312, serves as the Company’s principal underwriter. Pursuant to the terms of a distribution agreement, effective as of April 1, 2012, entered into by Foreside Distributors and the Company, (the “Distribution Agreement”) and a separate Plan of Distribution, as amended, for the Bedford Class (the “Plan”), which was adopted by the Company in the manner prescribed by Rule 12b-1 under the 1940 Act, Foreside  Distributors will use appropriate efforts to distribute shares of the Bedford Class. Payments to Foreside Distributors under the Plan are to compensate it for distribution assistance and expenses assumed and activities intended to result in the sale of shares of the Bedford Class. As compensation for its distribution services, Foreside Distributors receives, pursuant to the terms of the Distribution Agreement and the Plan, a distribution fee, to be calculated daily and paid monthly, at the annual rate set forth in the Prospectus. Foreside Distributors currently proposes to reallow up to all of its distribution payments to broker/dealers for selling shares of the Portfolio based on a percentage of the amounts invested by their customers.

The Plan was approved by the Company’s Board of Directors, including the Directors who are not “interested persons” of the Company (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (“12b-1 Directors”).

Among other things, the Plan provides that: (1) Foreside Distributors shall be required to submit quarterly reports to the Directors of the Company regarding all amounts expended under the Plan and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Company’s Directors, including a majority of those Directors who are not “interested persons” (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by the Company on the distribution of the Company’s shares of the Bedford Class under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the Company’s shares in the Bedford Class; and (4) while the Plan remains in effect, the selection and nomination of the Company’s Directors who are not “interested persons” of the Company (as defined in the 1940 Act) shall be committed to the discretion of such Directors who are not “interested persons” of the Company.

For the fiscal year ended August 31, 2012, the Fund’s Plan expenses were spent for the following purposes:

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Compensation to broker/dealers	$72,150
Compensation to sales personnel	$0
Advertising	$0
Printing and mailing of prospectuses to other than current shareholders	$0
Compensation to underwriters	$290,096
Interest, financing charges	$0
Other	$1,934

For the past three fiscal years, the Portfolio paid Foreside Distributors fees as follows:

Fiscal Year Ended	Distribution Fees Paid (after waivers and reimbursements)(1)	Fees Paid to Broker Dealers	Fees Retained by Foreside Funds Distributors
August 31, 2012	$143,260	$72,150	$292,096
August 31, 2011	$182,045	$173,494	$8,551
August 31, 2010	$557,435	$429,008	$128,427

(1)                  There were no waivers or reimbursements for the periods stated.

The Company believes that the Plan may benefit the Company by increasing sales of shares. Mr. Sablowsky, a Director of the Company, had an indirect interest in the operation of the Plan by virtue of his position with Oppenheimer & Co., Inc.

PORTFOLIO TRANSACTIONS

The Portfolio intends to purchase securities with remaining maturities of 13 months or less, except for securities that are subject to repurchase agreements (which in turn may have maturities of 13 months or less). However, the Portfolio may purchase variable rate securities with remaining maturities of 13 months or more so long as such securities comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. Because the Portfolio intends to purchase only securities with remaining maturities of 13 months or less, its portfolio turnover rate will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by the Portfolio, the turnover rate should not adversely affect the Portfolio’s NAV or net income. The Portfolio does not intend to seek profits through short term trading.

Purchases of portfolio securities by the Portfolio are made from dealers, underwriters and issuers; sales are made to dealers and issuers. The Portfolio does not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid. It is the policy of the Portfolio to give primary consideration to obtaining the most favorable price and efficient execution of transactions. In seeking to implement the policies of the Portfolio, BALLC will effect transactions with those dealers it believes provide the most favorable prices and are capable of providing efficient executions. In no instance will portfolio securities be purchased from or sold to Foreside Distributors or BALLC or any affiliated person of the foregoing entities except to the extent permitted by SEC exemptive order or by applicable law.

BALLC may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Portfolio prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Portfolio’s anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Portfolio would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

Investment decisions for the Portfolio and for other investment accounts managed by BALLC are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account.

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While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Portfolio is concerned, in other cases it is believed to be beneficial to the Portfolio. The Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such security of which BALLC or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Company’s Board of Directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures require that the commission paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offer, and that BALLC not participate in or benefit from the sale to the Portfolio.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 80.373 billion shares have been classified into 140 classes, however, the Company only has 25 active share classes that have begun investment operations.  Under the Company’s charter, the Board of Directors has the power to classify and reclassify any unissued shares of common stock from time to time.

Each share that represents an interest in the Portfolio has an equal proportionate interest in the assets belonging to such Portfolio with each other share that represents an interest in such Portfolio, even where a share has a different class designation than another share representing an interest in that Portfolio. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s amended By-Laws provide that shareholders owning at least 10% of the outstanding shares of all classes of Common Stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule the approval of an investment advisory agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants, the approval of underwriting contracts and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Company may elect all directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

24

PURCHASE AND REDEMPTION INFORMATION

You may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire. The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Portfolio’s shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Portfolio’s NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Portfolio. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

Under the 1940 Act, the Company may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the “NYSE”) is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse a Portfolio for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; (2) if such redemption is, in the opinion of the Company’s Board of Directors, desirable in order to prevent the Company or any Portfolio from being deemed a “personal holding company” within the meaning of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”); or (3) if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company’s responsibilities under the 1940 Act.

The Fund has the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

VALUATION OF SHARES

The Company intends to use its best efforts to maintain the NAV of each class of the Portfolio at $1.00 per share. The NAV per share, the value of an individual share in the Portfolio, is computed by adding the value of the proportionate interest of the class in the Portfolio’s securities, cash and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of such class. The NAV of each class of the Company is determined independently of the other classes. The Portfolio’s “net assets” equal the value of the Portfolio’s investments and other securities less its liabilities.

The Company calculates the value of the portfolio securities of the Portfolio by using the amortized cost method of valuation. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline. In addition, if a large number of redemptions take place at a time when interest rates have increased, the Portfolio may have to sell portfolio securities prior to maturity and at a price which might not be as desirable.

The amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price the Portfolio would receive if the security were sold prior to maturity. The Company’s Board of Directors has established procedures for the purpose of maintaining a constant NAV of $1.00 per share for the Portfolio, which includes a review of the extent of any deviation of NAV per share, based on available market

25

quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for the Portfolio, the Board of Directors will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing an NAV per share as determined by using available market quotations.

The Portfolio will maintain a dollar-weighted average portfolio maturity of 60 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the 1940 Act greater than 397 calendar days, will limit portfolio investments, including repurchase agreements (where permitted), to those U.S.-dollar-denominated instruments that BALLC determines present minimal credit risks pursuant to guidelines adopted by the Board of Directors, and BALLC will comply with certain reporting and recordkeeping procedures concerning such credit determination. There is no assurance that constant NAV will be maintained. In the event amortized cost ceases to represent fair value in the judgment of the Company’s Board of Directors, the Board will take such actions as it deems appropriate.

In determining the approximate market value of portfolio investments, the Company may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Company’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the Company’s Board of Directors.

TAXES

The following summarizes certain additional tax considerations generally affecting the Portfolio and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Internal Revenue Code (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may be retroactive.

The Portfolio qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, the Portfolio generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, the Portfolio must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Portfolio controls and which are engaged in the same or similar trades or businesses or (3) one or more qualified publicly traded partnerships.

Third, the Portfolio must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

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The Portfolio intends to comply with these requirements. If the Portfolio were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Portfolio could be disqualified as a regulated investment company. If for any taxable year the Portfolio were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, shareholders would recognize dividend income on distributions to the extent of the Portfolio’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and 98.2% of their capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

Although the Portfolio expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Portfolio may be subject to the tax laws of such states or localities.

MISCELLANEOUS

Counsel

The law firm of Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000, Philadelphia, Pennsylvania 19103-6996, serves as independent counsel to the Company and the Independent Directors.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as the Portfolio’s independent registered public accounting firm.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Portfolio’s Annual Report to Shareholders for the fiscal year ended August 31, 2012 (the “Annual Report”) are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by the Portfolio’s independent registered public accounting firm, PricewaterhouseCoopers LLP, for the fiscal year ended August 31, 2012, whose report therein also appears in the Annual Report and is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by telephoning BNY Mellon at the telephone number appearing on the front page of this SAI.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days.  The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” — A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” — A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” — A short-term obligation rated “A-3” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” — A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” — A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” — A short-term obligation rated “D” is in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks — Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

A-1

“P-2” — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.  The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” — Securities possess the highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” — Securities possess good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” — Securities possess fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” — Securities possess speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” — Securities possess high short-term default risk.  Default is a real possibility.

“RD” — Restricted default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Applicable to entity ratings only.

“D” — Default.  Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner.  Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims.  The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality.  The capacity for the payment of short-term financial obligations as they fall due is exceptionally high.  Unlikely to be adversely affected by future events.

“R-1 (middle)” — Short-term debt rated “R-1 (middle)” is of superior credit quality.  The capacity for the payment of short-term financial obligations as they fall due is very high.  Differs from “R-1 (high)” by a relatively modest degree.  Unlikely to be significantly vulnerable to future events.

“R-1 (low)” — Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial.  Overall strength is not as favorable as higher rating categories.  May be vulnerable to future events, but qualifying negative factors are considered manageable.

A-2

“R-2 (high)” — Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.

“R-2 (middle)” — Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” — Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.  A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” — Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality.  There is a capacity for the payment of short-term financial obligations as they fall due.  May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” — Short-term debt rated “R-4” is considered to be of speculative credit quality.  The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” — Short-term debt rated “R-5” is considered to be of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” — Short-term debt rated “D” implies a financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange.  A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstance may exist.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” — An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” — An obligation rated “AA” differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” — An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” — Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

A-3

“B” — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” — An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” — An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” — A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default.  Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“D” — An obligation rated “D” is in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.  An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-) — The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised.  Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default.  The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” — Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” — Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” — Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” — Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

A-4

“B” — Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” — Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” — Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” — Securities considered to be of the highest credit quality.  “AAA” ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” — Securities considered to be of very high credit quality.  “AA” ratings denote expectations of very low credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

“A” — Securities considered to be of high credit quality.  “A” ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” — Securities considered to be of good credit quality.  “BBB” ratings indicate that expectations of credit risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” — Securities considered to be speculative.  “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” — Securities considered to be highly speculative.  “B” ratings indicate that material credit risk is present.

“CCC” — A “CCC” rating indicates that substantial credit risk is present.

“CC” — A “CC” rating indicates very high levels of credit risk.

“C” — A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics.  Fitch believes that this approach better aligns obligations that have comparable expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

A-5

The DBRS long-term rating scale provides an opinion on the risk of default.  That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued.  Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims.  All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”.  The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.  The following summarizes the ratings used by DBRS for long-term debt:

“AAA” -  Long-term debt rated “AAA” is of the highest credit quality.  The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” — Long-term debt rated “AA” is of superior credit quality.  The capacity for the payment of financial obligations is considered high.  Credit quality differs from “AAA” only to a small degree.  Unlikely to be significantly vulnerable to future events.

“A” — Long-term debt rated “A” is of good credit quality.  The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.”  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” — Long-term debt rated “BBB” is of adequate credit quality.  The capacity for the payment of financial obligations is considered acceptable.  May be vulnerable to future events.

“BB” — Long-term debt rated “BB” is of speculative, non-investment grade credit quality.  The capacity for the payment of financial obligations is uncertain.  Vulnerable to future events.

“B” — Long-term debt rated “B” is of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” — Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations.  There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range.  Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” — A security rated “D” implies that a financial obligation has not been met or it is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange.  A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•  Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•  Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” — A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

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“SP-2” — A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” — A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity.  Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity.  MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating.  MIG ratings are divided into three levels — “MIG-1” through “MIG-3”.  In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade.  The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” — This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” — This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” — This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” — This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

“NR” — Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned:  a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.  The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support, generally, will terminate if the issuer’s long-term rating drops below investment grade.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” — This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” — This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” — This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” — This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” — Is assigned to an unrated obligation.

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About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.  Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS.  Ratings are not buy, hold or sell recommendations and they do not address the market price of a security.  Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

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Appendix B

BLACKROCK

GLOBAL CORPORATE GOVERNANCE & ENGAGEMENT PRINCIPLES

Introduction to BlackRock

BlackRock is the world’s preeminent asset management firm and a premier provider of global investment management, risk management and advisory services to institutional and individual clients around the world.  BlackRock offers a wide range of investment strategies and product structures to meet clients’ needs, including individual and institutional separate accounts, mutual funds, and other pooled investment vehicles and the industry-leading iShares exchange traded funds.  Through BlackRock Solutions®, we offer risk management, strategic advisory and enterprise investment system services to a broad base of clients.

Philosophy on corporate governance

BlackRock’s corporate governance program is focused on protecting and enhancing the economic value of the companies in which it invests on behalf of clients.  We do this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.

We believe that there are certain fundamental rights attached to share ownership:  companies should be accountable to shareholders for the use of their money, companies and their boards should be structured with appropriate checks and balances to ensure that they operate in shareholders’ interests, effective voting rights are central to the rights of ownership and there should be one vote for one share.  Key elements of shareholder protection include protection against excessive dilution, the election of directors and the appointment of auditors.  Specifically, shareholders should have the right to elect, remove and nominate directors and to amend the corporate charter or by-laws.  Shareholders should also be able to vote on matters that are material to the protection of their investment including but not limited to changes to the purpose of the business, the distribution of income and the capital structure.  In order to exercise these rights in their own best interests, we believe shareholders have the right to sufficient and timely information to be able to take an informed view of the performance of the company and management.

Our focus is on the board of directors, as the agent of shareholders, who should set the company’s strategic aims within a framework of prudent and effective controls which enables risk to be assessed and managed.  The board should provide direction and leadership to the management and oversee management’s performance.  Our starting position is to be supportive of boards in their oversight efforts on our behalf and the items of business they put to a shareholder vote at shareholder meetings.  Votes against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the interests of shareholders or have not responded adequately to shareholder concerns communicated to it regarding the strategy or management of a company.

These principles set out our approach to engaging with companies, provide guidance on our position on the key aspects of corporate governance and outline how these might be reflected in our voting decisions.  Corporate governance practices vary internationally and our expectations in relation to individual companies are based on the legal and regulatory framework of each market.  However, we do believe that there are some overarching principles of corporate governance that apply globally.  We assess voting matters on a case-by-case basis and in light of a company’s unique circumstances.  We are interested to understand from the company’s reporting the approach taken, particularly where it is different from the usual market practice and to understand how it benefits shareholders.

BlackRock also believes that shareholders are responsible for exercising oversight of, and promoting due care in, the stewardship of their investment in a company.  These ownership responsibilities include, in our view, engaging in certain circumstances with management or board members on corporate governance matters, voting proxies in the best long-term economic interests of shareholders and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long-term shareholder value creation.  Institutional shareholders also have responsibilities to their clients to have appropriate resources and oversight structures.  BlackRock’s approach to

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oversight in relation to its corporate governance activities is set out in the section titled “BlackRock’s oversight of its corporate governance activities” below.

Corporate governance, engagement and voting

We recognize that accepted standards of corporate governance differ between markets but we believe that there are sufficient common threads globally to identify an overarching set of principles.  The primary objective of our corporate governance activities is the protection and enhancement of our clients’ investments in public corporations.  Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation.  We discuss below the principles under six key themes.  In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.

The six key themes are:

•            Boards and directors

•            Accounting and audit-related issues

•            Capital structure, mergers, asset sales and other special transactions

•            Remuneration and benefits

•            Social, ethical and environmental issues

•            General corporate governance matters

At a minimum we would expect companies to observe the accepted corporate governance standard in their domestic market or to explain why doing so is not in the interests of shareholders.  Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders, we will engage with the company and/or use our vote to encourage better practice.  In making voting decisions, we take into account research from external proxy advisors, other internal and external research and academic articles, information published by the company or provided through engagement and the views of our equity portfolio managers.

BlackRock views engagement as an important activity; engagement provides BlackRock with the opportunity to improve our understanding of investee companies and their governance structures, so that our voting decisions may be better informed.  Engagement also allows us to share our philosophy and approach to investment and corporate governance with issuers to enhance their understanding of our objectives.  There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.

Boards and directors

The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests.  Board members serve as agents of shareholders in overseeing the operation and strategic direction of the company.  For this reason, BlackRock focuses on directors in many of its engagements and sees the election of directors as one of its most important responsibilities in the proxy voting context.

We expect the board of directors to promote and protect shareholder interests by:

•            establishing an appropriate corporate governance structure;

•            overseeing and supporting management in setting strategy;

•            ensuring the integrity of financial statements;

•            making decisions regarding mergers, acquisitions and disposals;

•            establishing appropriate executive compensation structures; and

•            addressing business issues including social, ethical and environmental issues when they have the potential to materially impact company reputation and performance.

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There should be clear definitions of the role of the board, the sub-committees of the board and the senior management such that the responsibilities of each are well understood and accepted.  Companies should report publicly the approach taken to governance (including in relation to board structure) and why this approach is in the interest of shareholders.  We will engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company or the performance of individual board members.  Concerns about individual board directors may include their membership on the board of a different company where that board has performed poorly and failed to protect shareholder interests.

BlackRock believes that directors should stand for re-election on a regular basis.  We assess directors nominated for election or re-election in the context of the composition of the board as a whole.  There should be detailed disclosure of the relevant credentials of the individual directors in order that shareholders can assess the caliber of an individual nominee.  We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders.  Common impediments to independence include but are not limited to:

•            current employment at the company or a subsidiary;

•            former employment within the past several years as an executive of the company;

•            providing substantial professional services to the company and/or members of the company’s management;

•            having had a substantial business relationship in the past three years;

•            having, or representing a shareholder with, a substantial shareholding in the company;

•            being an immediate family member of any of the aforementioned; and

•            interlocking directorships.

BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non-executive director to lead it.  Where the chairman is also the CEO or is otherwise not independent the company should have an independent lead director.  The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations.  The lead independent board director should be available to shareholders where they have concerns that they wish to discuss.

To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members.  BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning.  We believe that directors are in the best position to assess the optimal size for the board but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.

There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors.  BlackRock believes that shareholders’ interests are best served when the independent members of the board form a sub-committee to deal with such matters.  In many markets, these sub-committees of the board specialize in audit, director nominations and compensation matters.  An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party.

Accounting and audit-related issues

BlackRock recognizes the critical importance of financial statements which provide a complete and accurate picture of a company’s financial condition.  We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function.  We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.

The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management.  To that end, we believe it is important that auditors are, and are seen to be, independent.  Where the audit firm provides services to the company in addition to the audit the fees earned should be disclosed and explained.  Audit committees should also have in place a procedure for assuring annually the independence of the auditor.

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Capital structure, mergers, asset sales and other special transactions

The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors.  Pre-emption rights are a key protection for shareholders against the dilution of their interests.

In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long-term economic interests of shareholders.  Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it.  We will review the transaction to determine the degree to which the proposed transaction enhances long term shareholder value.  We would prefer that such transactions have the unanimous support of the board and have been negotiated at arm’s length.  We may seek reassurance from the board that executive and/or board members’ financial interests in a given transaction have not affected their ability to place shareholders’ interests before their own.  Where the transaction does involve related parties we would expect the recommendation to support it to come from the independent directors and would prefer only non-conflicted shareholders to vote on the proposal.

BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction.  In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights.  Such mechanisms can serve to protect and entrench interests other than those of the shareholders.  We believe that shareholders are broadly capable of making decisions in their own best interests.  We would expect any so-called ‘shareholder rights plans’ being proposed by a board to be subject to shareholder approval on introduction and periodically thereafter for continuation.

Remuneration and benefits

BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests.  We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize.  We encourage companies to ensure that their compensation packages incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice.  We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures.  We hold members of the compensation committee or equivalent accountable for poor compensation practices or structures.

BlackRock believes that there should be a clear link between variable pay and company performance as reflected in returns to shareholders.  We are not supportive of one-off or special bonuses unrelated to company or individual performance.  We support incentive plans that payout rewards earned over multiple and extended time periods.  We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to repay rewards where they were not justified by actual performance.  Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract.  Finally, pension contributions should be reasonable in light of market practice.

Outside directors should be compensated in a manner that does not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

Social, ethical, and environmental issues

Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf.  It is within this context that we undertake our corporate governance activities.  We believe that well-managed companies will deal effectively with the social, ethical and environmental (SEE) aspects of their businesses.

BlackRock expects companies to identify and report on the key, business-specific SEE risks and opportunities and to explain how these are managed.  This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company.  The key performance indicators in relation to SEE matters should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place.  This helps shareholders assess how well management are dealing with the SEE aspects of the business.  Any global standards adopted should also be disclosed and discussed in this context.

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We may vote against the election of directors where we have concerns that a company might not be dealing with SEE issues appropriately.  Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of SEE matters.  In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and substantial economic disadvantage to the company if the issue is not addressed.

More commonly, given that these are often not voting issues, we will engage directly with the board or management. The trigger for engagement on a particular SEE concern is our assessment that there is potential for material economic ramifications for shareholders.

We do not see it as our role to make social, ethical or political judgments on behalf of clients.  We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate.  They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.

General corporate governance matters

BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and situation of the companies in which they invest.  In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these.  The reporting and disclosure provided by companies forms the basis on which shareholders can assess the extent to which the economic interests of shareholders have been protected and enhanced and the quality of the board’s oversight of management.  BlackRock considers as fundamental, shareholders’ rights to vote, including on changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.

BlackRock’s oversight of its corporate governance activities

Oversight

BlackRock holds itself to a very high standard in its corporate governance activities, including in relation to executing proxy votes.  This function is executed by a team of dedicated BlackRock employees without sales responsibilities (the “Corporate Governance Group”), which reports to the equity portfolio management business and is considered an investment function. BlackRock maintains regional oversight committees (“Corporate Governance Committees”) for the Americas, Europe, Asia ex-Japan, Japan, and Australia/New Zealand, consisting of senior BlackRock investment professionals.  All of the regional Corporate Governance Committees report to a Global Corporate Governance Committee which is composed of the Chair and Vice-Chair of each regional Corporate Governance Committee.  The Corporate Governance Committees review and approve amendments to the BlackRock Guidelines and grant authority to the Global Head of Corporate Governance (“Global Head”), a dedicated BlackRock employee without sales responsibilities, to vote in accordance with the Guidelines.  The Global Head leads the Corporate Governance Group to carry out engagement, voting and vote operations in a manner consistent with the relevant Corporate Governance Committee’s mandate.  The Corporate Governance Group engages companies in conjunction with the portfolio managers in discussions of significant governance issues, conducts research on corporate governance issues and participates in industry discussions to keep abreast of the field of corporate governance.  The Corporate Governance Group, or vendors overseen by the Corporate Governance Group, also monitor upcoming proxy votes, execute proxy votes and maintain records of votes cast.  The Corporate Governance Group may refer complicated or particularly controversial matters or discussions to the appropriate investors and/or regional Corporate Governance Committees for their review, discussion and guidance prior to making a voting decision.  The Corporate Governance Committees likewise retain the authority to, among other things, deliberate or otherwise act directly on specific proxies as they deem appropriate.  BlackRock’s Equity Investment Portfolio Oversight Committee (EIPOC) oversees certain aspects of the Global Corporate Governance Committee and the Corporate Governance Group’s activities.

Vote execution

BlackRock carefully considers proxies submitted to funds and other fiduciary accounts (“Funds”) for which it has voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which it has voting authority

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based on BlackRock’s evaluation of the best long-term economic interests of shareholders, in the exercise of its independent business judgment, and without regard to the relationship of the issuer of the proxy (or any dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates.

When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with its proxy voting guidelines (“Guidelines”) for the relevant market.  The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Corporate Governance Committees.  The Corporate Governance Committees may, in the exercise of their business judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is requested or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.

In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies.  These issues include but are not limited to:  (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “shareblocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.  We are not supportive of impediments to the exercise of voting rights such as shareblocking or overly burdensome administrative requirements.

As a consequence, BlackRock votes proxies in these markets only on a “best-efforts” basis.  In addition, the Corporate Governance Committees may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client will derive by voting on the issuer’s proposal.

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the relevant Corporate Governance Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such an account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts.  In addition, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their funds and the client assets in those funds, on how best to maximize economic value in respect of a particular investment.  Accordingly, portfolio managers retain full discretion to vote the shares in the funds they manage based on their analysis of the economic impact of a particular ballot item.

Conflicts management

BlackRock maintains policies and procedures that are designed to prevent undue influence on BlackRock’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates.  Some of the steps BlackRock has taken to prevent conflicts include, but are not limited to:

•            BlackRock has adopted a proxy voting oversight structure whereby the Corporate Governance Committees oversee the voting decisions and other activities of the Corporate Governance Group, and particularly its activities with respect to voting in the relevant region of each Corporate Governance Committee’s jurisdiction.

•            The Corporate Governance Committees have adopted Guidelines for each region, which set forth the firm’s views with respect to certain corporate governance and other issues that typically arise in the proxy voting context.  The Corporate Governance Committees reserve the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the voting process.  In addition, the Corporate Governance Committees receive periodic reports regarding the specific votes cast by the Corporate Governance Group and regular updates on material process issues, procedural changes and other matters of concern to the Corporate Governance Committees.

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•            BlackRock’s Global Corporate Governance Committee oversees the Global Head, the Corporate Governance Group and the Corporate Governance Committees.  The Global Corporate Governance Committee conducts a review, at least annually, of the proxy voting process to ensure compliance with BlackRock’s risk policies and procedures.

•            BlackRock maintains a reporting structure that separates the Global Head and Corporate Governance Group from employees with sales responsibilities.  In addition, BlackRock maintains procedures to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BlackRock’s relationship with the issuer of the proxy or dissident shareholder.  Within the normal course of business, the Global Head or Corporate Governance Group may engage directly with BlackRock clients, and with employees with sales responsibilities, in discussions regarding general corporate governance policy matters, and to otherwise ensure proxy-related client service levels are met.  The Global Head or Corporate Governance Group does not discuss any specific voting matter with a client prior to the disclosure of the vote decision to all applicable clients after the shareholder meeting has taken place, except if the client is acting in the capacity as issuer of the proxy or dissident shareholder and is engaging through the established procedures independent of the client relationship.

•            In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law.  The independent fiduciary may either vote such proxies, or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination.  Use of an independent fiduciary has been adopted for voting the proxies related to any company that is affiliated with BlackRock, or any company that includes BlackRock employees on its board of directors.

With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests.  The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes.  Based on our evaluation of this relationship, we believe that generally the likely economic value of casting most votes is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted.  Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures is necessary in light of future conditions.  In addition, BlackRock may in its discretion determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.

Voting guidelines

The attached issue-specific voting Guidelines for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest.  These Guidelines are not intended to be exhaustive.  BlackRock applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review.  As such, these Guidelines do not provide a guide to how BlackRock will vote in every instance.  Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.

Reporting

We report our proxy voting activity directly to clients and publically as required.  In addition, we publish for clients a more detailed discussion of our corporate governance activities, including engagement with companies and with other relevant parties.

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BLACKROCK

PROXY VOTING GUIDELINES FOR U.S. SECURITIES

These guidelines should be read in conjunction with BlackRock’s Global Corporate Governance and Engagement Principles — 2011.

Introduction

BlackRock, Inc. and its subsidiaries (collectively, “BlackRock”) seek to make proxy voting decisions in the manner most likely to protect and promote the economic value of the securities held in client accounts.  The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context for U.S. Securities.  These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance.  Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.  They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.

Voting guidelines

These guidelines are divided into six key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders.

The six key themes are:

•            Boards and directors

•            Auditors and audit-related issues

•           Capital structure, mergers, asset sales and other special transactions

•            Remuneration and benefits

•            Social, ethical and environmental issues

•            General corporate governance matters

Boards and directors

Director elections

BlackRock generally supports board nominees in most uncontested elections.  BlackRock may withhold votes from certain directors on the board or members of particular board committees (or prior members, as the case may be) in certain situations, including, but not limited to:

•            The independent chair or lead independent director and members of the governance committee, where a board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact on shareholders’ fundamental rights or long-term economic interests.

•            The independent chair or lead independent director and members of the governance committee, where a board implements or renews a poison pill without seeking shareholder approval beforehand or within a reasonable period of time after implementation.

•            An insider or affiliated outsider who sits on the board’s audit, compensation, nominating or governance committees, which we believe generally should be entirely independent.  However, BlackRock will examine a board’s complete profile when questions of independence arise prior to casting a withhold vote for any director.

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For controlled companies, as defined by the U.S. stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.

•            Members of the audit committee during a period when the board failed to facilitate quality, independent auditing, for example, if substantial accounting irregularities suggest insufficient oversight by that committee.

•            Members of the audit committee during a period in which we believe the company has aggressively accounted for its equity compensation plans.

•            Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue.

•            Members of the compensation committee where the company has repriced options without contemporaneous shareholder approval.

•            The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where board member(s) at the most recent election of directors have received withhold votes from more than 30% of shares voting and the board has not taken appropriate action to respond to shareholder concerns.  This may not apply in cases where BlackRock did not support the initial withhold vote.

•            The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where the board is not composed of a majority of independent directors.  However, this would not apply in the case of a controlled company.

•            Where BlackRock obtains evidence that casts significant doubt on a director’s qualifications or ability to represent shareholders.

•            Where it appears the director has acted (at the company or at other companies) in a manner that compromises his or her reliability in representing the best long-term economic interests of shareholders.

•            Where a director has a pattern over a period of years of attending less than 75% of combined board and applicable key committee meetings.

•            Where a director has committed himself or herself to service on a large number of boards, such that we deem it unlikely that the director will be able to commit sufficient focus and time to a particular company (commonly referred to as “over-boarding”).  While each situation will be reviewed on a case-by-case basis, BlackRock is most likely to withhold votes for over-boarding where a director is:  1) serving on more than four public company boards; or 2) is a chief executive officer at a public company and is serving on more than two public company boards in addition to the board of the company where they serve as chief executive officer.

If a board maintains a classified structure, it is possible that the director(s) with whom we have a particular concern may not be subject to election in the year that the concern arises.  In such situations, if we have a concern regarding a committee or committee chair, we generally register our concern by withholding votes from all members of the relevant committee who are subject to election that year.

Director independence

We expect that a board should be majority independent.  We believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests.  Common impediments to independence in the U.S. include but are not limited to:

•            Employment by the company or a subsidiary as a senior executive within the previous five years

•            Status as a founder of the company

•            Substantial business or personal relationships with the company or the company’s senior executives

•            Family relationships with senior executives of the company

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•            An equity ownership in the company in excess of 20%

Age limits / term limits

We typically oppose limits on the pool of directors from which shareholders can choose their representatives, especially where those limits are arbitrary or unrelated to the specific performance or experience of the director in question.

Board size

We generally defer to the board in setting the appropriate size.  We believe directors are generally in the best position to assess what size is optimal to ensure a board’s effectiveness.  However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.

Classified board of directors/staggered terms

A classified board of directors is one that is divided into classes (generally three), each of which is elected on a staggered schedule (generally for three years).  At each annual meeting, only a single class of directors is subject to reelection (generally one-third of the entire board).

We believe that classification of the board dilutes shareholders’ right to evaluate promptly a board’s performance and limits shareholder selection of their representatives.  By not having the mechanism to immediately address concerns we may have with any specific director, we may be required to register our concerns through our vote on the directors who are subject to election that year (see “Director elections” for additional detail).  Furthermore, where boards are classified, director entrenchment is more likely, because review of board service generally only occurs every three years.  Therefore, we typically vote against classification and for proposals to eliminate board classification.

Contested director elections

Most director elections are not competitive, but shareholders are sometimes presented with competing slates of director candidates.  Generally, such proxy contests are the result of a shareholder (or group of shareholders) seeking to change the company’s strategy or address failures in the board’s oversight of management.  The details of proxy contests are assessed on a case-by-case basis.  We evaluate a number of factors, which may include, but are not limited to: the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissidents represent the best option for enhancing long term shareholder value.

Cumulative voting for directors

Cumulative voting allocates one vote for each share of stock held, times the number of directors subject to election.  A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates.  By making it possible to use their cumulated votes to elect at least one board member, cumulative voting is typically a mechanism through which minority shareholders attempt to secure board representation.

We typically oppose proposals that further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility.  We may support cumulative voting proposals at companies where the board is not majority independent.  We may support cumulative voting at companies that have a controlling shareholder.

Director compensation and equity programs

We believe that compensation for independent directors should be structured to align the interests of the directors with those of shareholders, whom the directors have been elected to represent.  We believe that independent director compensation packages based on the company’s long-term performance and that include some form of long-term equity compensation are more likely to meet this goal; therefore, we typically support proposals to provide such compensation packages.  However, we will generally oppose shareholder proposals requiring directors to own a

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minimum amount of company stock, as we believe that companies should maintain flexibility in administering compensation and equity programs for independent directors, given each company’s and director’s unique circumstances.  As discussed in further detail under the heading “Equity compensation plans” below, we believe that companies should prohibit directors from engaging in transactions with respect to their long term compensation that might disrupt the intended economic alignment between equity plan beneficiaries and shareholders.

Indemnification of directors and officers

We generally support reasonable but balanced protection of directors and officers.  We believe that failure to provide protection to directors and officers might severely limit a company’s ability to attract and retain competent leadership.  We generally support proposals to provide indemnification that is limited to coverage of legal expenses.  However, we may oppose proposals that provide indemnity for: breaches of the duty of loyalty; transactions from which a director derives an improper personal benefit; and actions or omissions not in good faith or those that involve intentional misconduct.

Majority vote requirements

BlackRock generally supports proposals seeking to require director election by majority vote.  Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives.  We note that majority voting is not appropriate in all circumstances, for example, in the context of a contested election.  We also recognize that some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast, and we believe that such a requirement can be generally equivalent to a majority voting regime.  Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.

Separation of chairman and CEO positions

We believe that independent leadership is important in the board room.  In the US there are two commonly accepted structures for independent board leadership:  1) an independent chairman; or 2) a lead independent director.  We generally consider the designation of a lead independent director as an acceptable alternative to an independent chair if the lead independent director has a term of at least one year and has powers to:  1) set board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors.  Where a company does not have a lead independent director that meets these criteria, we generally support the separation of chairman and CEO.

Shareholder access to the proxy

We believe that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate individuals to stand for election to the boards of the companies they own and to have those nominees included on the company’s proxy card.  This right is commonly referred to as “proxy access”.  In our view, securing a right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to participate meaningfully in the director election process, stimulate board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking.  Given the complexity of structuring an appropriate proxy access mechanism and the brevity required of shareholder proposals, we generally expect that a shareholder proposal to adopt proxy access will describe general parameters for the mechanism, while providing the board with flexibility to design a process that is appropriate in light of the company’s specific circumstances.  Proxy access mechanisms should provide shareholders with assurances that the mechanism will not be subject to abuse by short term investors, investors without a substantial investment in the company, or investors seeking to take control of the board.  We will review proposals regarding the adoption of proxy access on a case-by-case basis in light of the specific terms of the proposal and the circumstances of the company.

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements that provide a complete and accurate portrayal of a company’s financial condition.  Consistent with our approach to voting on boards of directors, we seek to hold

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the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee’s members where the board has failed to facilitate quality, independent auditing.  We take particular note of cases involving significant financial restatements or material weakness disclosures.

The integrity of financial statements depends on the auditor effectively fulfilling its role.  To that end, we favor an independent auditor.  In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.

From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms.  We may support these proposals when they are consistent with our views as described above.

Capital structure proposals

Blank check preferred

We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and a possible entrenchment device.  We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote.  Nonetheless, where the company appears to have a legitimate financing motive for requesting blank check authority, has committed publicly that blank check preferred shares will not be used for anti-takeover purposes, has a history of using blank check preferred stock for financings, or has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility, we may support the proposal.

Equal voting rights

BlackRock supports the concept of equal voting rights for all shareholders.  Some management proposals request authorization to allow a class of common stock to have superior voting rights over the existing common or to allow a class of common to elect a majority of the board.  We oppose such differential voting power as it may have the effect of denying shareholders the opportunity to vote on matters of critical economic importance to them.

However, when a shareholder proposal requests to eliminate an existing dual-class voting structure, we seek to determine whether this action is warranted at that company at that time, and whether the cost of restructuring will have a clear economic benefit to shareholders.  We evaluate these proposals on a case-by-case basis, and we consider the level and nature of control associated with the dual-class voting structure as well as the company’s history of responsiveness to shareholders in determining whether support of such a measure is appropriate.

Increase in authorized common shares

BlackRock considers industry specific norms in our analysis of these proposals, as well as a company’s history with respect to the use of its common shares.  Generally, we are predisposed to support a company if the board believes additional common shares are necessary to carry out the firm’s business.  The most substantial concern we might have with an increase is the possibility of use of common shares to fund a poison pill plan that is not in the economic interests of shareholders.

Increase or issuance of preferred stock

These proposals generally request either authorization of a class of preferred stock or an increase in previously authorized preferred stock.  Preferred stock may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings on terms not necessarily available via other means of financing.  We generally support these proposals in cases where the company specifies the voting, dividend, conversion and other rights of such stock where the terms of the preferred stock appear reasonable.

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Stock splits and reverse stock splits

We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share.  We generally support reverse splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels).  In the event of a proposal to reverse split that would not also proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.

Mergers, asset sales, and other special transactions

In reviewing merger and asset sale proposals, BlackRock’s primary concern is the best long-term economic interests of shareholders.  While these proposals vary widely in scope and substance, we closely examine certain salient features in our analyses.  The varied nature of these proposals ensures that the following list will be incomplete.  However, the key factors that we typically evaluate in considering these proposals include:

•            For mergers and asset sales, we assess the degree to which the proposed transaction represents a premium to the company’s trading price.  In order to filter out the effects of pre-merger news leaks on the parties’ share prices, we consider a share price from multiple time periods prior to the date of the merger announcement.  In most cases, business combinations should provide a premium.  We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments.  For companies facing insolvency or bankruptcy, a premium may not apply.

•            There should be a favorable business reason for the combination.

•            Unanimous board approval and arm’s-length negotiations are preferred.  We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process.  We may also consider whether executive and/or board members’ financial interests in a given transaction appear likely to affect their ability to place shareholders’ interests before their own.

•            We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions.

Poison pill plans

Also known as Shareholder Rights Plans, these plans generally involve issuance of call options to purchase securities in a target firm on favorable terms.  The options are exercisable only under certain circumstances, usually accumulation of a specified percentage of shares in a relevant company or launch of a hostile tender offer.  These plans are often adopted by the board without being subject to shareholder vote.

Poison pill proposals generally appear on the proxy as shareholder proposals requesting that existing plans be put to a vote. This vote is typically advisory and therefore non-binding.  We generally vote in favor of shareholder proposals to rescind poison pills.

Where a poison pill is put to a shareholder vote, our policy is to examine these plans individually.  Although we oppose most plans, we may support plans that include a reasonable ‘qualifying offer clause.’  Such clauses typically require shareholder ratification of the pill, and stipulate a sunset provision whereby the pill expires unless it is renewed.  These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill in their discretion.  We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.

Reimbursement of expenses for successful shareholder campaigns

Proxy contests and other public campaigns can be valuable mechanisms for holding boards of underperforming companies accountable to their shareholders.  However, these campaigns can also lead to unwarranted cost and distraction for boards and management teams, and may be imposed by investors whose interests are not aligned with other investors.  Therefore, we generally do not support proposals seeking the reimbursement of proxy contest

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expenses, even in situations where we support the shareholder campaign, as we believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.

Remuneration and benefits

We note that there are both management and shareholder proposals related to executive compensation that appear on corporate ballots.  We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a reasonable policy in place that we believe is sufficient to address the issue.  We may also oppose a shareholder proposal regarding executive compensation if the company’s history suggests that the issue raised is not likely to present a problem for that company.

Advisory resolutions on executive compensation (“Say on Pay”)

In cases where there is a Say on Pay vote, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company, and in a manner that appropriately addresses the specific question posed to shareholders.  We believe that compensation committees are in the best position to make compensation decisions and should maintain significant flexibility in administering compensation programs, given their knowledge of the wealth profiles of the executives they seek to incentivize, the appropriate performance measures for the company, and other issues internal and/or unique to the company.  We also believe that shareholders can express concern regarding executive compensation practices through their vote on directors, and our preferred approach to managing pay-for-performance disconnects is via a withhold vote for the compensation committee.  As a result, our Say on Pay vote is likely to correspond with our vote on the directors who are compensation committee members responsible for making compensation decisions.

Advisory votes on the frequency of Say on Pay resolutions (“Say When on Pay”)

BlackRock will generally opt for a triennial vote on Say on Pay.  We believe that shareholders should undertake an annual review of executive compensation and express their concerns through their vote on the members of the compensation committee.  As a result, it is generally not necessary to hold a Say on Pay vote on an annual basis, as the Say on Pay vote merely supplements the shareholder’s vote on Compensation Committee members.  However, we may support annual Say on Pay votes in some situations, for example, where we conclude that a company has failed to align pay with performance.

Claw back proposals

Claw back proposals are generally shareholder sponsored and seek recoupment of bonuses paid to senior executives if those bonuses were based on financial results that are later restated.  We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting, regardless of that particular executive’s role in the faulty reporting.  We typically support these proposals unless the company already has a robust claw back policy that sufficiently addresses our concerns.

Employee stock purchase plans

An employee stock purchase plan (“ESPP”) gives the issuer’s employees the opportunity to purchase stock in the issuer, typically at a discount to market value.  We believe these plans can provide performance incentives and help align employees’ interests with those of shareholders.  The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code.  Section 423 plans must permit all full-time employees to participate, carry restrictions on the maximum number of shares that can be purchased, carry an exercise price of at least 85 percent of fair market value on grant date with offering periods of 27 months or less, and be approved by shareholders.  We will typically support qualified ESPP proposals.

Equity compensation plans

BlackRock supports equity plans that align the economic interests of directors, managers and other employees with those of shareholders.  We believe that boards should establish policies prohibiting use of equity awards in a manner that could disrupt the intended alignment with shareholder interests, for example:  use of the stock as collateral for a

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loan; use of the stock in a margin account; use of the stock (or an unvested award) in hedging or derivative transactions.  We may support shareholder proposals requesting the board to establish such policies.

Our evaluation of equity compensation plans in a post-expensing environment is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect.  We generally oppose plans that contain “evergreen” provisions allowing for the ongoing increase of shares reserved without shareholder approval.  We also generally oppose plans that allow for repricing without shareholder approval.  We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur.  Finally, we may oppose plans where we believe that the company is aggressively accounting for the equity delivered through their stock plans.

Golden parachutes

Golden parachutes provide for compensation to management in the event of a change in control. We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders.  However, a large potential payout under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company.

We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval.  We generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current compensation.

When determining whether to support or oppose an advisory vote on a golden parachute plan (“Say on Golden Parachutes”), we normally support the plan unless it appears to result in payments that are excessive or detrimental to shareholders.  In evaluating golden parachute plans, BlackRock may consider several factors, including:

•                  whether we believe that the triggering event is in the best interest of shareholders;

•                  an evaluation of whether management attempted to maximize shareholder value in the triggering event;

•                  the percentage of total transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment;

•                  whether excessively large excise tax gross up payments are part of the payout;

•                  whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers; and/or

•                  whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company.

It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BlackRock may vote against a Say on Golden Parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.

Option exchanges

BlackRock may support a request to exchange underwater options under the following circumstances: the company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance; directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; and there is clear evidence that absent repricing the company will suffer serious employee incentive or retention and recruiting problems.  BlackRock may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interest of shareholders.

Pay-for-Performance plans

In order for executive compensation exceeding $1 million to qualify for federal tax deductions, the Omnibus Budget Reconciliation Act (OBRA) requires companies to link that compensation, for the Company’s top five executives, to disclosed performance goals and submit the plans for shareholder approval.  The law further requires that a

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compensation committee comprised solely of outside directors administer these plans.  Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.

Pay-for-Superior-Performance

These are typically shareholder proposals requesting that compensation committees adopt policies under which a portion of equity compensation requires the achievement of performance goals as a prerequisite to vesting.  We generally believe these matters are best left to the compensation committee of the board and that shareholders should not set executive compensation or dictate the terms thereof.  We may support these proposals if we have a substantial concern regarding the company’s compensation practices over a significant period of time, the proposals are not overly prescriptive, and we believe the proposed approach is likely to lead to substantial improvement.

Supplemental executive retirement plans

BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Social, ethical and environmental issues

See “Global Corporate Governance and Engagement Principles.”

General corporate governance matters

Adjourn meeting to solicit additional votes

We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.

Bundled proposals

We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals.  Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.

Confidential voting

Shareholders most often propose confidential voting as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues.  We generally support proposals to allow confidential voting.  However, we will usually support suspension of confidential voting during proxy contests where dissidents have access to vote information and management may face an unfair disadvantage.

Corporate political activities

Portfolio companies may engage in certain political activities, within legal and regulatory limits, in order to influence public policy consistent with the companies’ values and strategies, and thus serve shareholders’ best long-term economic interests. These activities can create risks, including: the potential for allegations of corruption; the potential for reputational issues associated with a candidate, party or issue; and risks that arise from the complex legal, regulatory and compliance considerations associated with corporate political activity.  We believe that companies which choose to engage in political activities should develop and maintain robust processes to guide these activities and to mitigate risks, including a level of board oversight.

When presented with shareholder proposals requesting increased disclosure on corporate political activities, we may consider the political activities of that company and its peers, the existing level of disclosure, and our view regarding the associated risks. We generally believe that it is the duty of boards and management to determine the appropriate level of disclosure of all types of corporate activity, and we are generally not supportive of proposals that are overly prescriptive in nature. We may determine to support a shareholder proposal requesting additional reporting of

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corporate political activities where there seems to be either a significant potential threat or actual harm to shareholders’ interests and where we believe the company has not already provided shareholders with sufficient information to assess the company’s management of the risk.

Finally, we believe that it is not the role of shareholders to suggest or approve corporate political activities; therefore we generally do not support proposals requesting a shareholder vote on political activities or expenditures.

Other business

We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.

Reincorporation

Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections or cost savings.  Where cost savings are the sole issue, we will typically favor reincorporating.  In all instances, we will evaluate the changes to shareholder protection under the new charter/articles/by-laws to assess whether the move increases or decreases shareholder protections.  Where we find that shareholder protections are diminished, we will support reincorporation if we determine that the overall benefits outweigh the diminished rights.

Shareholders’ right to act by written consent

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.  We therefore believe that shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process in order to avoid the waste of corporate resources in addressing narrowly supported interests; and 2) support from a minimum of 50% of outstanding shares is required to effectuate the action by written consent.  We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent.  Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that we believe offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.

Shareholders’ right to call a special meeting

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.  We therefore believe that shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%) are required to agree to such a meeting before it is called, in order to avoid the waste of corporate resources in addressing narrowly supported interests.  However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others.  We generally believe that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.

Simple majority voting

We generally favor a simple majority voting requirement to pass proposals.  Therefore we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved.  Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of public shareholder interests and we may therefore support supermajority requirements in those situations.

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SANSOM STREET SHARES OF THE MONEY MARKET PORTFOLIO

OF

THE RBB FUND, INC.

Ticker: SANXX

STATEMENT OF ADDITIONAL INFORMATION

December 31, 2012

This Statement of Additional Information (“SAI”) provides information about the Company’s Sansom Street Class of the Money Market Portfolio (the “Portfolio”) of The RBB Fund, Inc. (the “Company”). This information is in addition to the information that is contained in the Sansom Street Money Market Portfolio Prospectus dated December 31, 2012 (the “Prospectus”).

This SAI is not a prospectus. It should be read in conjunction with the Prospectus and the Portfolio’s Annual Report dated August 31, 2012. The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. Copies of the Portfolio’s Prospectus and Annual Report may be obtained free of charge by telephoning (800) 430-9618. No other part of the Annual Report is incorporated by reference herein.

GENERAL INFORMATION	1

INVESTMENT INSTRUMENTS AND POLICIES	1

INVESTMENT LIMITATIONS	9

DISCLOSURE OF PORTFOLIO HOLDINGS	11

MANAGEMENT OF THE COMPANY	12

CODE OF ETHICS	18

PROXY VOTING	18

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	19

INVESTMENT ADVISORY AND OTHER SERVICES	19

PORTFOLIO TRANSACTIONS	22

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES	23

PURCHASE AND REDEMPTION INFORMATION	24

VALUATION OF SHARES	24

TAXES	25

MISCELLANEOUS	26

FINANCIAL STATEMENTS	27

APPENDIX A	A-1

APPENDIX B	B-1

i

GENERAL INFORMATION

The Company is an open-end management investment company currently operating seventeen separate portfolios. The Company is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to the Sansom Street Class shares representing interests in one diversified investment portfolio of the Company, which is offered by a Prospectus. Since June 30, 2011, BlackRock Advisors, LLC (“BALLC” or the “Adviser”) has served as the investment adviser to the Portfolio. Prior thereto, BlackRock Institutional Management Corporation (“BIMC”), an affiliate of BALLC, served as the investment adviser to the Portfolio.

INVESTMENT INSTRUMENTS AND POLICIES

The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Portfolio. The Portfolio seeks to generate current income to provide you with liquidity and to protect your investment. The Adviser may not necessarily invest in all of the instruments or use all of the investment techniques permitted by the Portfolio’s Prospectus and this SAI or invest in such instruments or engage in such techniques to the full extent permitted by the Portfolio’s investment policies and limitations.

Principal Investment Policies and Risks

Asset-Backed Securities. The Portfolio may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and collateralized mortgage obligations (“CMOs”) issued or guaranteed by U.S. government agencies and instrumentalities. It may also invest in asset-backed securities issued by private companies. Asset-backed securities also include adjustable rate securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security’s stated maturity may be shortened, and the security’s total return may be difficult to predict precisely. Such difficulties are not expected, however, to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired will be 397 days or less. Asset-backed securities are considered for industry concentration purposes (see “Fundamental Investment Limitations and Policies”). In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods, the reinvestment of proceeds by the Portfolio will generally be at lower rates than the rates on the prepaid obligations.

Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

Bank Obligations. The Portfolio will invest at least 25% of its total assets in obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers’ acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Portfolio may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the investment adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, less stringent regulatory requirements, less market liquidity, future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in the Portfolio. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Portfolio will invest in obligations of domestic branches of foreign banks

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and foreign branches of domestic banks only when its investment adviser believes that the risks associated with such investment are minimal. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

The activities of banks are subject to extensive regulations which may limit both the amount and types of loans that may be made and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and costs of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties play an important part in the operation of this industry.

Commercial Paper. The Portfolio may purchase commercial paper rated (i) (at the time of purchase) in the two highest rating categories of at least two nationally recognized statistical rating organizations (“NRSRO”) or, by the only NRSRO providing a rating; or (ii) issued by issuers (or, in certain cases guaranteed by persons) with short-term debt having such ratings. These rating categories are described in Appendix A to this SAI. The Portfolio may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Portfolio’s investment adviser in accordance with guidelines approved by the Company’s Board of Directors.

Commercial paper purchased by the Portfolio may include instruments issued by foreign issuers, such as Canadian Commercial Paper (“CCP”), which is U.S.-dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S.-dollar-denominated commercial paper of a foreign issuer, subject to the criteria stated above for other commercial paper issuers.

Eligible Securities. The Portfolio will only purchase “eligible securities” that present minimal credit risks as determined by the Adviser pursuant to guidelines adopted by the Board of Directors. Eligible securities generally include: (1) U.S. government securities; (2) securities that (a) are rated (at the time of purchase) by two or more nationally recognized statistical rating organizations (“NRSROs”) in the two highest short-term rating categories for such securities (e.g., commercial paper rated “A-1” or “A-2,” by Standard & Poor’s® Ratings Services (“S&P®”), or rated “Prime-1” or “Prime-2” by Moody’s Investor’s Service, Inc. (“Moody’s”), or (b) are rated (at the time of purchase) by the only NRSRO rating the security in one of its two highest rating categories for such securities; (3) short-term obligations and, subject to certain SEC requirements, long-term obligations that have remaining maturities of 397 days or less, provided in each instance that such obligations have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer that has been rated in accordance with (2)(a) or (b) above (“comparable obligations”); (4) securities that are not rated and are issued by an issuer that does not have comparable obligations rated by a NRSRO (“Unrated Securities”), provided that such securities are determined to be of comparable quality to a security satisfying (2)(a) or (b) above and (5)  subject to certain conditions imposed under SEC rules, obligations guaranteed or otherwise supported by persons which meet the requisite rating requirements.

Mortgage-Related Securities. Mortgage-related securities consist of mortgage loans which are assembled into pools, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. government, though not necessarily by the U.S. government itself.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (“Fannie Mae”) include Fannie Mae guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by Fannie Mae. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is

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owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

In a February 2011 report to Congress from the Treasury and the Department of Housing and Urban Development, the Obama administration provided a plan to reform the U.S. housing finance market.  The plan would reduce the role of and eventually eliminate Fannie Mae and Freddie Mac. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Authority or guaranteed by the Department of Veterans Affairs.  The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of Fannie Mae and Freddie Mac, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

In addition, in August 2012, the Treasury announced that it had amended the terms of its bailout agreement with Fannie Mae and Freddie Mac in order to decrease the holdings of each firm more quickly.  Under the amended agreement, both Fannie Mae and Freddie Mac will have to turn over all profits they earn every quarter. They will also have to accelerate the reduction of their mortgage holdings to hit a cap of $250 million by 2018, four years earlier than planned.  Under the new arrangement, the portfolios of Fannie Mae and Freddie Mac can be no larger than $650 billion each at the end of 2012.

The Portfolio may invest in multiple class pass-through securities, including CMOs. These multiple class securities may be issued by U.S. government agencies or instrumentalities, including Fannie Mae and Freddie Mac, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as “regular” interests or “residual” interests. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs, as well as the related administrative expenses of the issuer. Residual interests generally are junior to, and may be significantly more volatile than, “regular” CMO interests. The Portfolio does not currently intend to purchase CMOs, except as collateral for repurchase agreements.

Each class of CMOs, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as “sequential pay” CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs include, among others, “parallel pay” CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

The relative payment rights of the various CMO classes may be subject to greater volatility and interest-rate risk than other types of mortgage-backed securities. The average life of asset-backed securities varies with the underlying instruments or assets and market conditions, which in the case of mortgages have maximum maturities of forty years. The average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgages underlying the securities as the result of unscheduled principal payments and mortgage prepayments. The relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. When interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. Because of these and other reasons, an asset-backed security’s total return may be difficult to predict precisely.

Recently, rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-related securities (which may include certain of the mortgage-related securities in which the Portfolio may have invested or may in the future be invested), and may continue to do so in the future. In the event that any mortgage-related security held by the Portfolio is placed on credit watch or downgraded, the value of such mortgage-related security may decline and the Portfolio may consequently experience losses in respect of such mortgage-related security.

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Municipal Obligations. The Portfolio may invest in short-term Municipal Obligations which are determined by its investment adviser to present minimal credit risks and that meet certain ratings criteria pursuant to guidelines established by the Company’s Board of Directors. The Portfolio may also purchase Unrated Securities provided that such securities are determined to be of comparable quality to eligible rated securities. The applicable Municipal Obligations ratings are described in the Appendix to this SAI.

The two principal classifications of Municipal Obligations are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal Obligations may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Therefore, risk exists that the reserve fund will not be restored.

Municipal Obligations may include variable rate demand notes. Such notes are frequently not rated by credit rating agencies, but unrated notes purchased by the Portfolio will have been determined by the Portfolio’s investment adviser to be of comparable quality at the time of the purchase to rated instruments purchasable by the Portfolio. Where necessary to ensure that a note is of eligible quality, the Portfolio will require that the issuer’s obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. While there may be no active secondary market with respect to a particular variable rate demand note purchased by the Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding 13 months, depending upon the instrument involved. The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of a variable rate demand note if the issuer defaulted on its payment obligation or during the periods that the Portfolio is not entitled to exercise its demand rights. The Portfolio could, for this or other reasons, suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio’s investment adviser deems the investment to involve minimal credit risk. The Portfolio’s investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

In addition, the Portfolio may, when deemed appropriate by its investment adviser in light of the Portfolio’s investment objective, invest without limitation in high quality, short-term Municipal Obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of money market instruments of comparable quality.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance and relied upon by the Portfolio in purchasing such securities. Neither the Company nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.

Repurchase Agreements. The Portfolio may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The securities held subject to a repurchase agreement may have stated maturities exceeding 397 days, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

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The repurchase price under the repurchase agreements described above generally equals the price paid by the Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with which the Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York’s list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Adviser. The Adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest). In addition, the Portfolio’s adviser will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to or greater than the repurchase price including either: (i) accrued premium provided in the repurchase agreement; or (ii) the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio’s adviser will mark to market daily the value of the securities. Securities subject to repurchase agreements will be held by the Company’s custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Portfolio under the 1940 Act.

Section 4(2) Paper. “Section 4(2) paper” is commercial paper which is issued in reliance on the “private placement” exemption from registration which is afforded by Section 4(2) of the Securities Act. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Company which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See “Illiquid Securities” below.

U.S. Government Obligations. The Portfolio may purchase U.S. government agency and instrumentality obligations that are debt securities issued by U.S. government-sponsored enterprises and federal agencies. Some obligations of agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. government or by U.S. Treasury guarantees, such as securities of the GNMA and the Federal Housing Authority; others, by the ability of the issuer to borrow, provided approval is granted, from the U.S. Treasury, such as securities of Freddie Mac and others, only by the credit of the agency or instrumentality issuing the obligation, such as securities of Fannie Mae and the Federal Home Loan Banks. Such guarantees of U.S. government securities held by a Fund do not, however, guarantee the market value of the shares of the Fund. There is no guarantee that the U.S. government will continue to provide support to its agencies or instrumentalities in the future. U.S. government obligations that are not backed by the full faith and credit of the U.S. government are subject to greater risks than those that are backed by the full faith and credit of the U.S. government. All U.S. government obligations are subject to interest rate risk.

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The Portfolio’s net assets may be invested in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government. The maturities of U.S. government securities usually range from three months to thirty years. Examples of types of U.S. government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, the Maritime Administration, the Asian-American Development Bank and the Inter-American Development Bank. U.S. government securities may include inflation-indexed fixed income securities, such as U.S. Treasury Inflation Protected Securities (“TIPS”). The interest rate of TIPS, which is set at auction, remains fixed throughout the term of the security and the principal amount of the security is adjusted for inflation. The inflation-adjusted principal is not paid until maturity.

There is risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. A Fund may purchase U.S. Government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. Government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Variable Rate Demand Instruments. The Portfolio may purchase variable rate demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Although the notes are not normally traded and there may be no active secondary market in the notes, the Portfolio will be able to demand payment of the principal of a note. The notes are not typically rated by credit rating agencies, but issuers of variable rate demand notes must satisfy the same criteria as issuers of commercial paper. If an issuer of a variable rate demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market. For this or other reasons, the Portfolio might suffer a loss to the extent of the default. The Portfolio invests in variable rate demand notes only when the Portfolio’s investment adviser deems the investment to involve minimal credit risk. The Portfolio’s investment adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether the Portfolio should continue to hold such notes.

Variable rate demand instruments held by the Portfolio may have maturities of more than 397 calendar days, provided: (i) the Portfolio is entitled to the payment of principal at any time, or during specified intervals not exceeding 397 calendar days, upon giving the prescribed notice (which may not exceed 30 days); and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 397 calendar days. In determining the average weighted maturity of the Portfolio and whether a variable rate demand instrument has a remaining maturity of 397 calendar days or less, each long-term instrument will be deemed by the Portfolio to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Portfolio to dispose of variable or floating rate notes if the issuer defaulted on its payment obligations or during periods that the Portfolio is not entitled to exercise its demand right, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

When-Issued or Delayed Delivery Securities. The Portfolio may purchase “when-issued” and delayed delivery securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Portfolio will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset at the time the commitment is entered into and are subject to changes in value prior to delivery based upon changes in the general level of interest rates.

While the Portfolio has such commitments outstanding, the Portfolio will maintain in a segregated account with the Company’s custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the purchase price of the securities to be purchased. Normally, the custodian for the Portfolio will set aside portfolio securities to satisfy a purchase commitment and, in such a case, the Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio’s commitment. It may be expected that the Portfolio’s net assets will fluctuate to a greater degree

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when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Portfolio’s liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, it is expected that commitments to purchase “when-issued” securities will not exceed 25% of the value of the Portfolio’s total assets absent unusual market conditions. When the Portfolio engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Portfolio’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

Special Note Regarding Market Events. Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the Portfolio’s investments. It is uncertain how long these conditions will continue.

The instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. Federal, state and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve their investment objectives.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Portfolio’s holdings.

Non-Principal Investment Policies and Risks

Guaranteed Investment Contracts. The Portfolio may make investments in obligations, such as guaranteed investment contracts and similar funding agreements (collectively, “GICs”), issued by highly rated U.S. insurance companies. A GIC is a general obligation of the issuing insurance company and not a separate account. The Portfolio’s investments in GICs are not expected to exceed 5% of its total assets at the time of purchase absent unusual market conditions. GICs are considered illiquid securities and will be subject to the Portfolio’s 5% limitation on illiquid investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

Illiquid Securities. The Portfolio may not invest more than 5% of its net assets in illiquid securities including repurchase agreements that have a maturity of longer than seven days, and including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Portfolio’s investment adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and GICs. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Portfolio’s investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended, (“Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might

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thereby experience difficulty in satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. Illiquid securities would be more difficult to dispose of than liquid securities to satisfy redemption requests.

The Portfolio may purchase securities which are not registered under the Securities Act but which may be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as it is determined by the Adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

The Portfolio’s Adviser will monitor the liquidity of restricted securities in the Portfolio under the supervision of the Company’s Board of Directors. In reaching liquidity decisions, the investment adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements with respect to portfolio securities. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase them at an agreed upon time, price and rate of interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price at which the Portfolio is obligated to repurchase them and the return on the cash exchanged for the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Portfolio will maintain in a segregated account with the Company’s custodian or a qualified sub-custodian, cash or other liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

Stand-By Commitments. The Portfolio may enter into stand-by commitments with respect to obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities (collectively, “Municipal Obligations”) held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Portfolio’s option a specified Municipal Obligation at its amortized cost value to the Portfolio plus accrued interest, if any. Stand-by commitments may be exercisable by the Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.

The Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio may pay for a stand-by commitment either in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by the Portfolio will not exceed 1/2 of 1% of the value of the Portfolio’s total assets calculated immediately after each stand-by commitment is acquired.

The Portfolio intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the investment adviser’s opinion, present minimal credit risks. The Portfolio’s reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates.

The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligation which will continue to be valued in accordance with the amortized cost method. The actual stand-by commitment will be valued at zero in determining net asset value (“NAV”). Accordingly, where the Portfolio pays directly or indirectly for a stand-by commitment, its

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cost will be reflected as an unrealized loss for the period during which the commitment is held by the Portfolio and will be reflected in realized gain or loss when the commitment is exercised or expires.

INVESTMENT LIMITATIONS

Fundamental Investment Limitations and Policies

A fundamental limitation or policy of the Portfolio may not be changed with respect to the Portfolio without the affirmative vote of the holders of a majority of the Portfolio’s outstanding shares (as defined in Section 2(a) (42) of the 1940 Act). As used in this SAI and in the Prospectus, “shareholder approval” and a “majority of the outstanding shares” of the Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of: (1) 67% of the shares of the Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Portfolio.

The Company’s Board of Directors can change the investment objective of the Portfolio without shareholder approval. Shareholders will be given notice before any such change is made.

The Portfolio may not:

1.                      borrow money, except from banks for temporary purposes and for reverse repurchase agreements and then in amounts not in excess of 10% of the value of the Portfolio’s total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge, or hypothecate any of its assets except in connection with such borrowings and then in amounts not in excess of 10% of the value of the Portfolio’s total assets at the time of such borrowing or purchase portfolio securities while borrowings are in excess of 5% of the Portfolio’s net assets. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio’s securities by enabling the Portfolio to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.);

2.                      purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;

3.                      underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed an underwriter under federal securities laws and except to the extent that the purchase of Municipal Obligations directly from the issuer thereof in accordance with the Portfolio’s investment objective, policies and limitations may be deemed to be an underwriting;

4.                      make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof;

5.                      purchase or sell real estate, provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

6.                      purchase or sell commodities or commodity contracts;

7.                      invest in oil, gas or mineral exploration or development programs;

8.                      make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective, policies and limitations and may enter into repurchase agreements;

9.                      purchase any securities issued by any other investment company except in connection with the merger, consolidation, acquisition or reorganization of all the securities or assets of such an issuer;

10.               make investments for the purpose of exercising control or management;

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11.               purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of the Portfolio’s total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio, except that up to 25% of the value of the Portfolio’s assets may be invested without regard to this 5% limitation;

12.             purchase any securities other than money market instruments, some of which may be subject to repurchase agreements, but the Portfolio may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Portfolio’s assets and may make time deposits;

13.*        purchase any securities which would cause, at the time of purchase, less than 25% of the value of the total assets of the Portfolio to be invested in the obligations of issuers in the banking industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Portfolio is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry;

14.               invest more than 5% of its total assets (taken at the time of purchase) in securities of issuers (including their predecessors) with less than three years of continuous operations; and

15.               issue any class of senior security or to sell any senior security of which it is the issuer, as defined in Section 18(f) of the 1940 Act, except to the extent permitted by the 1940 Act.

*                         With respect to this limitation, the Portfolio will consider wholly-owned finance companies to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and will divide utility companies according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. The policy and practices stated in this paragraph may be changed without shareholder approval, however, any change would be subject to any applicable requirements of the SEC and would be disclosed in the Prospectus prior to being made.

Non-Fundamental Investment Limitations and Policies

A non-fundamental investment limitation or policy may be changed by the Board of Directors without shareholder approval. However, shareholders will be notified of any changes to any of the following limitations or policies.

So long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Portfolio will, subject to certain exceptions, limit its purchases of:

1.                      The securities of any one issuer, other than issuers of U.S. government securities, to 5% of its total assets, except that the Portfolio may invest more than 5% of its total assets in First Tier Securities of one issuer for a period of up to three business days. “First Tier Securities” include eligible securities that:

(i)          if rated by more than one NRSRO (as defined in the Prospectus), are rated (at the time of purchase) by two or more NRSROs in the highest rating category for such securities;

(ii)         if rated by only one NRSRO, are rated by such NRSRO in its highest rating category for such securities;

(iii)        have no short-term rating and are comparable in priority and security to a class of short-term obligations of the issuer of such securities that have been rated in accordance with (i) or (ii) above; or

(iv)       are Unrated Securities that are determined to be of comparable quality to such securities.

2.                      Second Tier Securities (which are eligible securities other than First Tier Securities) to 3% of its total assets; and

3.                      Second Tier Securities of one issuer to one-half of one percent.

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In addition, so long as it values its portfolio securities on the basis of the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act, the Portfolio will not purchase any Guarantees or Demand Features (as defined in Rule 2a-7) if, after the acquisition of the Guarantees or Demand Features, the Portfolio has more than 10% of its total assets invested in instruments issued by or subject to Guarantees or Demand Features from the same institution, except that the foregoing condition shall only be applicable with respect to 75% of the Portfolio’s total assets.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company has adopted, on behalf of the Portfolio, a policy relating to the disclosure of the Portfolio’s securities holdings to ensure that disclosure of information about portfolio holdings is in the best interests of Portfolio shareholders. The policies relating to the disclosure of the Portfolio’s securities holdings are designed to allow disclosure of portfolio holdings information where necessary to the Portfolio’s operation without compromising the integrity or performance of the Portfolio. It is the policy of the Company that disclosure of the Portfolio’s holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose the Portfolio’s holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-Q and Form N-MFP or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.  Month-end schedules of investments are available at www.rbbfund.com as required by Rule 2a-7 under the 1940 Act.

The Company may distribute or authorize the distribution of information about portfolio holdings that is not publicly available to its third-party service providers on an ongoing basis to the extent and at such times as are necessary for such entities to provide services to the Company. The Company’s third party service providers include The Bank of New York Mellon, the custodian; BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the administrator, accounting agent and transfer agent; PricewaterhouseCoopers LLP, the Portfolio’s independent registered public accounting firm; Drinker Biddle & Reath LLP, legal counsel; Merrill Corporation, the financial printer; and RiskMetrics Group, (formerly known as Institutional Shareholder Services Inc.) the Fund’s proxy voting service. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Portfolio. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Portfolio.

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser to, (i) certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information, and (ii) financial consultants to assist them in determining the suitability of the Portfolio as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Company’s and the Adviser’s fiduciary duties to Portfolio shareholders. With respect to the Portfolio, the Company discloses information as to (i) percentage allocation of portfolio holdings by security type to iMoneyNet on a weekly basis with no lag-time and (ii) the dollar value allocation of portfolio holdings by security type to the Investment Company Institute monthly with no lag-time. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions as well as a 15-day time lag. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings. The Board of Directors of the Company or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions. Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Portfolio.

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The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of the Portfolio.

In addition to the permitted disclosures of portfolio holdings described in this SAI, portfolio holdings of the Portfolio may be disclosed in such other limited circumstances as the Company’s Board of Directors or a committee thereof deems appropriate, subject to a confidentiality agreement and/or trading restrictions. In this way, the Board endeavors to ensure that disclosure of portfolio holdings is in the best interests of the Portfolio’s shareholders and that any conflicts of interest are avoided.

Any violations of the policy set forth above as well as any corrective action undertaken to address such violations must be reported by the Adviser, director, officer or third party service provider to the Company’s Chief Compliance Officer who will determine whether the violation should be reported immediately to the Board of Directors of the Company or at its next quarterly Board meeting.

MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the oversight of the Company’s Board of Directors (the “Board”), subject to the laws of the State of Maryland and the Company’s Charter. The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers. The officers of the Company conduct and supervise the Company’s daily business operations.

Directors who are not deemed to be “interested persons” of the Company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” The Board is currently composed of six Independent Directors and two Interested Directors. The Board has selected Arnold M. Reichman, an Independent Director, to act as Chairman. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate. The Chairman may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The Board has established five standing committees — Audit, Product Development, Executive, Nominating and Governance, and Regulatory Oversight Committees. The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section “Standing Board Committees,” below.

The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

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Directors and Executive Officers

The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below.

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director

INDEPENDENT DIRECTORS

Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	Director and Vice Chairman, Comcast Corporation (cable television and communications) from 1969 to 2011.	17	AMDOCS Limited (service provider to telecommunications companies)

J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	17	None

Gregory P. Chandler 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/66	Director	2012 to present	Since May 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from February 2003-April 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	17	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).

Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/43	Director	2006 to present	Consultant, financial services organizations from 1997 to present.	17	Kalmar Pooled Investment Trust; (registered investment company); Wilmington Funds (registered investment company); WT Mutual Fund (registered investment company) (until March 2012)

Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 DOB: 5/48	Chairman Director	2005 to present 1991 to present	Co-Founder and Chief Executive Officer, Lifebooker, LLC, from 2006 to present.	17	None

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Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director

Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/41	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; from 1980 to present, Founding Partner, Straniere Law Group; from 2006 to 2008, President, The New York City Hot Dog Company.	17	Reich and Tang Group (asset management); The SPARX Asia Funds Group (registered investment company) (until 2009)

INTERESTED DIRECTORS(2)

Jay F. Nusblatt 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/61	Director	2012 to present	Since July 2010, Head of U.S. Fund Accounting and Administration, BNY Mellon Asset Servicing; from 2006 to July 2010, Senior Vice President, Fund Accounting and Administration, PNC Global Investment Servicing.	17	None

Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Vice President and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	17	Kensington Funds (registered investment company) (until 2009)

OFFICERS

Salvatore Faia, JD, CPA, CFE Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 209 Chadds Ford, PA 19317 DOB: 12/62	President and Chief Compliance Officer	President 2009 to present and Chief Compliance Officer 2004 to present	President, Vigilant Compliance Services since 2004; and Director of Energy Income Partnership since 2005.	N/A	N/A

Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	2009 to present	Since 1993 Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (financial services company)	N/A	N/A

Jennifer Rogers 301 Bellevue Parkway Wilmington, DE 19809 DOB: 7/74	Secretary	2007 to present	Since 2005, Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A

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Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director

James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company)	N/A	N/A

Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103 DOB: 7/59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm)	N/A	N/A

*    Each Director oversees seventeen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal.  The Board reserves the right to waive the requirements of the Policy with respect to an individual Director.  The Board has approved a waiver of the policy with respect to Mr. Brodsky. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2) Messrs. Sablowsky and Nusblatt are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.”  Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Nusblatt is considered an “Interested Director” of the Company by virtue of his position as the Head of U.S. Fund Accounting and Administration at BNY Mellon Asset Servicing, administrator and accounting agent and transfer agent to the Company.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years.  Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director.  The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company.  Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience.  Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company.  Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry.  Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the financial services industry.  Mr. Nusblatt has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the financial services industry.  Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards.

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Standing Committees

The responsibilities of each Committee of the Board and its members are described below.

Audit Committee.  The Board has an Audit Committee comprised of three Independent Directors.  The current members of the Audit Committee are Messrs. Brodsky, Giordano and Chandler.  The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors.  The Audit Committee convened four times during the fiscal year ended August 31, 2012.

Executive Committee.  The Board has an Executive Committee comprised of one Interested Director and three Independent Directors.  The current members of the Executive Committee are Messrs. Giordano, Reichman,Sablowsky and Chandler.  The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session. The Executive Committee did not meet during the fiscal year ended August 31, 2012.

Nominating and Governance Committee.  The Board has a Nominating and Governance Committee comprised only of Independent Directors.  The current members of the Nominating and Governance Committee are Messrs. Carnall, Giordano, and Reichman.  The Nominating and Governance Committee recommends to the Board of Directors all persons to be nominated as Directors of the Company.  The Nominating and Governance Committee will consider nominees recommended by shareholders.  Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee convened three times during the fiscal year ended August 31, 2012.

Regulatory Oversight Committee.  The Board has a Regulatory Oversight Committee comprised of two Interested Director and three Independent Directors.  The current members of the Regulatory Oversight Committee are Messrs. Carnall, Reichman, Sablowsky, Straniere and Nusblatt.  The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened four times during the fiscal year ended August 31, 2012.

Product Development Committee.  The Board has a Product Development Committee comprised of two Interested Directors and one Independent Director. The current members of the Product Development Committee are Messrs. Reichman, Sablowsky and Nusblatt. The Product Development Committee oversees the process regarding the addition of new investment advisers and investment products to the Company and evaluates the Company’s current investment advisers and investment products. The Product Development Committee is new and did not meet during the fiscal year ended August 31, 2012.

Risk Oversight

The Board of Directors performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s Chief Compliance Officer.  The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk.  Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment management and business affairs.  Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Company’s Chief Compliance Officer to discuss compliance reports, findings and issues.  The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day

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activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

Board oversight of risk management is also provided by various Board Committees.  For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations.

The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.  The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

Director Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Portfolio and in all of the portfolios (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him), as of December 31, 2011.

Name of Director	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies

INDEPENDENT DIRECTORS

Julian A. Brodsky	None	Over $100,000

J. Richard Carnall	None	$10,001-$50,000

Gregory P. Chandler	None	None

Nicholas A. Giordano	None	$10,001-$50,000

Arnold M. Reichman	None	Over $100,000

Robert A. Straniere	None	$1-$10,000

INTERESTED DIRECTORS

Jay F. Nuslbatt	None	None

Robert Sablowsky	None	Over $100,000

Directors’ and Officers’ Compensation

Effective January 1, 2012, the Company pays each Director a retainer at the rate of $27,500 annually, $3,500 for each regular meeting of the Board of Directors, $2,000 for each committee meeting or special meeting of the Board of Directors attended in-person and $1,000 for each committee meeting or special meeting of the Board of Directors and Committee meeting attended telephonically. From February 1, 2010 to December 31, 2011, the Company paid each Director a retainer at the rate of $17,500 annually, $3,500 for each regular meeting of the Board of Directors, $1,500 for each committee meeting or special meeting of the Board of Directors attended in person and $1,000 for each committee meeting or special meeting of the Board of Directors and Committee meeting attended telephonically.  The Chairman of the Board receives an additional fee of $17,500 per year for his services in this capacity, and each Chairman of the Audit Committee, Nominating and Governance Committee and Regulatory Oversight Committee receives an additional fee of $4,000 per year for his services. From February 2, 2010 to December 31, 2011, The Chairman of the Board received an additional fee of $12,000 per year for his services in this capacity.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof. The Company also compensates its President and Chief Compliance Officer for his services to the Company. For the fiscal year ended August 31, 2012, each of the following members of the Board of Directors and the President and Chief Compliance Officer received compensation from the Portfolio in the following amounts:

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Name of Director/Officer	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors or Officers
FISCAL YEAR ENDED AUGUST 31, 2012
Independent Directors:
Julian A. Brodsky, Director	$5,672.87	N/A	N/A	$46,000.00
J. Richard Carnall, Director	$5,986.12	N/A	N/A	$48,000.00
Gregory P. Chandler, Director*	$623.65	N/A	N/A	$6,875.00
Nicholas A. Giordano, Director	$6,866.02	N/A	N/A	$55,000.00
Francis J. McKay, Director**	$2,837.19	N/A	N/A	$18,375.00
Arnold M. Reichman, Director and Chairman	$7,770.33	N/A	N/A	$68,125.00
Marvin E. Sternberg, Director***	$1,591.99	N/A	N/A	$11,375.00
Robert A. Straniere, Director	$5,669.24	N/A	N/A	$46,000.00
Interested Directors:
Jay F. Nusblatt, Director*	$0	N/A	N/A	$0
Robert Sablowsky, Director	$6,031.26	N/A	N/A	$50,000.00
Officers:
Salvatore Faia, Esquire, CPA Chief Compliance Officer and President	$31,573.41	N/A	N/A	$339,996.00

* Messrs. Chandler and Nusblatt were elected to the Board of Trustees on June 19, 2012 and, therefore, the compensation reflected is for the period June 19, 2012 through August 31, 2012.

**Mr. McKay died on December 17, 2011.

***Mr. Sternberg died on October 29, 2011.

As of December 31, 2011, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

On October 24, 1990, the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees, pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee.  Edward J. Roach, who served as President and Treasurer until June 1, 2009, has been the only employee who has participated in the Fund Office Retirement Profit-Sharing Plan and Trust Agreement. No officer, director or employee of the Adviser or the distributor currently receives any compensation from the Company.

CODE OF ETHICS

The Company and Foreside Funds Distributors, LLC, formerly known as BNY Mellon Distributors Inc. (“Foreside Distributors”) have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

PROXY VOTING

The Board of Directors has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Portfolio to the Adviser, subject to the Board’s continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and in the

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interest of the Portfolio. The Adviser will consider factors affecting the value of the Portfolio’s investments and the rights of shareholders in its determination on voting portfolio securities.

The Adviser votes proxies according to proxy voting guidelines it has adopted in a manner most likely to protect and promote the economic value of the securities held by the Portfolio. The Adviser’s focus is on the board of directors, as the agents of shareholders, who should set the company’s strategic aims within a framework of prudent and effective controls which enable risk to be assessed and managed. The Adviser manages most conflict situations (i.e., proxies from vendors and clients) through the structural separation of a separately-established internal committee that handles corporate governance issues. For proxies issued by affiliates of the Adviser or proxies of companies where an employee of the Adviser or one of its affiliates is on the Board of Directors of the issuer, the Adviser manages such conflicts by out-sourcing the voting of such proxies to an independent fiduciary.

Information regarding how the Portfolio voted proxies relating to underlying portfolio securities for the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-800-888-9723 and by visiting the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of November 30, 2012, to the Company’s knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of the classes of the Portfolio indicated below. See “Additional Information Concerning Company Shares” below. Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to “control” (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of November 30, 2012

Sansom Street Class	Painewebber C/O Sal Pace Managed Acct Services 1200 Harbor Blvd Ste 3 Weehawken, NJ 07086-6728	121,716.960	20.92%

Sansom Street Class	BNY IS Trust Co Cust Rollover IRA Thomas W. Killilea 14 Unions Wharf Boston, MA 02109	83,096.250	14.28%

As of November 30, 2012, the Directors and officers as a group owned 4.47% of the Schneider Value Fund, 1.08% of the Schneider Small Cap Value Fund and less than 1% of the outstanding shares of each other portfolio and class within the Company.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory and Administration Agreement

The Advisory and Administration Agreement provides for a maximum fee paid to BALLC, computed daily and payable monthly, at the annual rate of 0.45% of the first $250 million of average daily net assets, 0.40% of the next $250 million of average daily net assets and 0.35% of average daily net assets in excess of $500 million. As described in the Prospectus, the Adviser has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit the Portfolio’s Total Annual Portfolio Operating Expenses After Fee Waivers and Expense

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Reimbursements (excluding certain Portfolio expenses) to 0.25%. The following expenses are excluded from the contractual limitation: (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Portfolio as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Portfolio’s investments; (iv) Distribution and Servicing (12b-1) Fees; and (v) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Portfolio’s business, if any) of the Sansom Street Shares of the Portfolio. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the expenses excluded from the contractual limitation are not taken into account and could cause net Total Annual Portfolio Operating Expenses to exceed 0.25%.This contractual limitation is in effect through December 31, 2013 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. The Adviser may terminate this arrangement at any time after December 31, 2013.

For the past three fiscal years, the Company, on behalf of the Portfolio, paid advisory fees to BALLC and/or BIMC (excluding fees for administrative services) as follows:

Fiscal Year Ended	Fees Paid (After waivers and reimbursements)	Waivers	Reimbursements
August 31, 2012	$431,217	$1,936,524	$0
August 31, 2011	$445,902	$1,825,700	$0
August 31, 2010	$370,981	$1,795,569	$0

The Portfolio bears all of its own expenses not specifically assumed by BALLC. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company’s Board of Directors in such manner as it deems to be fair and equitable. Expenses borne by a portfolio include, but are not limited to the expenses listed in the prospectus and the following (or a portfolio’s share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by BALLC; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Company to its directors and officers; (g) organizational costs; (h) fees paid to the investment adviser and BNY Mellon; (i) fees and expenses of officers and directors who are not affiliated with the Portfolio’s investment adviser or underwriter; (j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the portfolio and its shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the Company; (r) the expense of reports to shareholders, shareholders’ meetings and proxy solicitations that are not attributable to a particular class of shares of the Company; (s) fidelity bond and directors’ and officers’ liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by the portfolio’s investment adviser under its advisory agreement with the portfolio. The Sansom Street Class of the Company pays its own distribution fees, and may pay a different share than other classes of the Company (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by the Sansom Street Class or if it receives different services.

Under the Advisory Agreement, BALLC will not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or the Portfolio in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BALLC in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Advisory Agreement provides that: (i) to the extent permitted by applicable law, BALLC may enter into contracts with one or more sub-advisers, including without limitation, affiliates of BALLC, to perform investment sub-advisory services with respect to the Portfolio, subject to approval by the Company’s Board of Directors but not the approval by a vote of the outstanding voting securities of the Portfolio; (ii) to the extent permitted by applicable

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law, BALLC may reallocate all or a portion of its investment advisory responsibilities under the Advisory Agreement to any of its affiliates; (iii) BALLC is required to supervise and oversee the activities of each sub-adviser under its sub-advisory contract; and (iv) to the extent permitted by applicable law and subject to approval by the Company’s Board of Directors, BALLC may terminate any or all sub-advisers in its sole discretion at any time.

Disclosure relating to the material factors and the conclusions with respect to those factors that formed the basis for the Board of Directors’ approval of the Portfolio’s Advisory Agreement, may be reviewed in the Portfolio’s annual report to shareholders dated August 31, 2012, which may be obtained by calling (800) 430-9618 or visiting the SEC’s website at www.sec.gov.

Administration Agreement

Under the Advisory Agreement, BALLC is obligated to render administrative services to the Portfolio. BALLC, pursuant to the terms of a Delegation Agreement with BNY Mellon, dated December 15, 2006, has delegated to BNY Mellon its administrative responsibilities with respect to the Portfolio.

For the past three fiscal years, BNY Mellon was paid administration fees as follows:

Fiscal Year Ended	Fees Paid (After waivers and reimbursements)	Waivers	Reimbursements
August 31, 2012	$522,695	$0	$0
August 31, 2011	$704,496	$0	$0
August 31, 2010	$372,510	$0	$0

On June 1, 2003, the Company entered into a regulatory administration services agreement with BNY Mellon. Under this agreement, BNY Mellon has agreed to provide regulatory administration services to the Company. These services include the preparation and coordination of the Company’s annual post-effective amendment filing and supplements to the Company’s registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company’s regulatory administration. BNY Mellon receives an annual fee based on the average daily net assets of the portfolios of the Company. For the fiscal year ended August 31, 2012, BNY Mellon received $61,101, for the fiscal year ended August 31, 2011, BNY Mellon received $62,735, and for the fiscal year ended August 31, 2010, BNY Mellon received $56,790 in fees from the Portfolio for these services.

Custodian and Transfer Agency Agreements

The Bank of New York Mellon, One Wall Street, New York, NY 10286 (the “Custodian”), is custodian of the Company’s assets pursuant to a custodian agreement dated July 18, 2011, as amended (the “Custodian Agreement”). Under the Custodian Agreement, the Custodian: (a) maintains a separate account or accounts in the name of the Portfolio; (b) holds and transfers portfolio securities on account of the Portfolio; (c) accepts receipts and makes disbursements of money on behalf of the Portfolio; (d) collects and receives all income and other payments and distributions on account of the Portfolio’s portfolio securities; and (e) makes periodic reports to the Company’s Board of Directors concerning the Portfolio’s operations. The Custodian is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Company, provided that the Custodian remains responsible for the performance of all its duties under the Custodian Agreement and holds the Company harmless from the acts and omissions of any sub-custodian. The Portfolio has made arrangements with BNY Mellon Investment Servicing Trust Company to serve as custodian for Individual Retirement Accounts (“IRAs”). For its services to the Company under the Custodian Agreement, the Custodian receives a fee which is calculated based upon the Portfolio’s average daily gross assets as follows: $0.25 per $1,000 on the first $50 million of average daily gross assets; $0.20 per $1,000 on the next $50 million of average daily gross assets; and $0.15 per $1,000 on average daily gross assets over $100 million, with a minimum monthly fee of $1,000, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Company.

BNY Mellon, whose corporate offices are located at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer and dividend disbursing agent for the Company’s Sansom Street Class pursuant to a Transfer Agency Agreement dated August 16, 1988 (the “Transfer Agency Agreement”), under which BNY Mellon: (a) issues and redeems shares of the Sansom Street Class of the Portfolio; (b) addresses and mails all communications by the Portfolio to record owners of shares of such Class, including reports to shareholders,

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dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Company’s Board of Directors concerning the operations of the Sansom Street Class. BNY Mellon may, on 30 days’ notice to the Company, assign its duties as transfer and dividend disbursing agent to any other affiliate of The Bank of New York Mellon. For its services to the Company under the Transfer Agency Agreement, BNY Mellon receives a fee at the annual rate of $15.00 per account in the Portfolio for orders which are placed via third parties and relayed electronically to BNY Mellon, and at an annual rate of $17.00 per account in the Portfolio for all other orders, exclusive of out-of-pocket expenses, and also receives a fee for each redemption check cleared and reimbursement of its out-of-pocket expenses. BNY Mellon also provides services relating to the implementation of the Company’s Anti-Money Laundering Program. The Company will pay an annual fee, ranging from $3,000 - $50,000, based on the number of open accounts in each portfolio. In addition, BNY Mellon provides services relating to the implementation of the Portfolio’s Customer Identification Program, including verification of required customer information and the maintenance of records with respect to such verification. The Portfolio will pay BNY Mellon $2.25 per customer verification and $0.02 per month per record result maintained.

BNY Mellon has entered and in the future may enter into additional shareholder servicing agreements (“Shareholder Servicing Agreements”) with various dealers (“Authorized Dealers”) for the provision of certain support services to customers of such Authorized Dealers who are shareholders of the Portfolio. Pursuant to the Shareholder Servicing Agreements, the Authorized Dealers have agreed to prepare monthly account statements, process dividend payments from the Company on behalf of their customers and to provide sweep processing for uninvested cash balances for customers participating in a cash management account. In addition to the shareholder records maintained by BNY Mellon, Authorized Dealers may maintain duplicate records for their customers who are shareholders of the Portfolio for purposes of responding to customer inquiries and brokerage instructions. In consideration for providing such services, Authorized Dealers may receive fees from BNY Mellon. Such fees will have no effect upon the fees paid by the Company to BNY Mellon.

Distribution and Servicing Agreement

Foreside Funds Distributors, LLC, formerly known as BNY Mellon Distributors Inc. (the “Underwriter” or “Foreside Distributors”), whose principal business address is 400 Berwyn Park, 899 Cassatt Road, Berwyn, PA 19312, serves as the Company’s principal underwriter pursuant to the terms of a distribution agreement effective as of April 1, 2012 entered into by Foreside Distributors and the Company, (the “Distribution Agreement”). Pursuant to the Distribution Agreement, the Underwriter will use appropriate efforts to solicit orders for the sale of Fund shares. The offering of the Fund’s shares is continuous. Foreside Distributors does not receive compensation from the Company for the distribution of the Fund’s shares; however, the Adviser pays an annual fee to Foreside Distributors as compensation for underwriting services rendered to the Portfolio pursuant to the Distribution Agreement.

PORTFOLIO TRANSACTIONS

The Portfolio intends to purchase securities with remaining maturities of 13 months or less, except for securities that are subject to repurchase agreements (which in turn may have maturities of 13 months or less). However, the Portfolio may purchase variable rate securities with remaining maturities of 13 months or more so long as such securities comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. Because the Portfolio intends to purchase only securities with remaining maturities of 13 months or less, its portfolio turnover rate will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by the Portfolio, the turnover rate should not adversely affect the Portfolio’s NAV or net income. The Portfolio does not intend to seek profits through short term trading.

Purchases of portfolio securities by the Portfolio are made from dealers, underwriters and issuers; sales are made to dealers and issuers. The Portfolio does not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid. It is the policy of the Portfolio to

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give primary consideration to obtaining the most favorable price and efficient execution of transactions. In seeking to implement the policies of the Portfolio, BALLC will effect transactions with those dealers it believes provide the most favorable prices and are capable of providing efficient executions. In no instance will portfolio securities be purchased from or sold to Foreside Distributors or BALLC or any affiliated person of the foregoing entities except to the extent permitted by SEC exemptive order or by applicable law.

BALLC may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Portfolio prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Portfolio’s anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Portfolio would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

Investment decisions for the Portfolio and for other investment accounts managed by BALLC are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Portfolio is concerned, in other cases it is believed to be beneficial to the Portfolio. The Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such security of which BALLC or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Company’s Board of Directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures require that the commission paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offer, and that BALLC not participate in or benefit from the sale to the Portfolio.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 80.373 billion shares have been classified into 140 classes, however, the Company only has 25 active share classes that have begun investment operations.  Under the Company’s charter, the Board of Directors has the power to classify and reclassify any unissued shares of common stock from time to time.

Each share that represents an interest in the Portfolio has an equal proportionate interest in the assets belonging to such Portfolio with each other share that represents an interest in such Portfolio, even where a share has a different class designation than another share representing an interest in that Portfolio. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s amended By-Laws provide that shareholders owning at least 10% of the outstanding shares of all classes of Common Stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the

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portfolio. Under the Rule the approval of an investment advisory agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants, the approval of underwriting contracts and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Company may elect all directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

PURCHASE AND REDEMPTION INFORMATION

You may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire. The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Portfolio’s shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Portfolio’s NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Portfolio. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

Under the 1940 Act, the Company may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the “NYSE”) is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions).

Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse a Portfolio for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; (2) if such redemption is, in the opinion of the Company’s Board of Directors, desirable in order to prevent the Company or any Portfolio from being deemed a “personal holding company” within the meaning of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”); or (3) if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company’s responsibilities under the 1940 Act.

The Fund has the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent, that such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

VALUATION OF SHARES

The Company intends to use its best efforts to maintain the NAV of each class of the Portfolio at $1.00 per share. The NAV per share, the value of an individual share in the Portfolio, is computed by adding the value of the proportionate interest of the class in the Portfolio’s securities, cash and other assets, subtracting the actual and accrued liabilities of the class and dividing the result by the number of outstanding shares of such class. The NAV of each class of the Company is determined independently of the other classes. The Portfolio’s “net assets” equal the value of the Portfolio’s investments and other securities less its liabilities.

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The Company calculates the value of the portfolio securities of the Portfolio by using the amortized cost method of valuation. Under this method, the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline. In addition, if a large number of redemptions take place at a time when interest rates have increased, the Portfolio may have to sell portfolio securities prior to maturity and at a price which might not be as desirable.

The amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price the Portfolio would receive if the security were sold prior to maturity. The Company’s Board of Directors has established procedures for the purpose of maintaining a constant NAV of $1.00 per share for the Portfolio, which includes a review of the extent of any deviation of NAV per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for the Portfolio, the Board of Directors will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing an NAV per share as determined by using available market quotations.

The Portfolio will maintain a dollar-weighted average portfolio maturity of 60 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the 1940 Act greater than 397 calendar days, will limit portfolio investments, including repurchase agreements (where permitted), to those U.S.-dollar-denominated instruments that BALLC determines present minimal credit risks pursuant to guidelines adopted by the Board of Directors, and BALLC will comply with certain reporting and recordkeeping procedures concerning such credit determination. There is no assurance that constant NAV will be maintained. In the event amortized cost ceases to represent fair value in the judgment of the Company’s Board of Directors, the Board will take such actions as it deems appropriate.

In determining the approximate market value of portfolio investments, the Company may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Company’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the Company’s Board of Directors.

TAXES

The following summarizes certain additional tax considerations generally affecting the Portfolio and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Internal Revenue Code (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and such changes may be retroactive.

The Portfolio qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, the Portfolio generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

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First, the Portfolio must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Portfolio controls and which are engaged in the same or similar trades or businesses or (3) one or more qualified publicly traded partnerships.

Third, the Portfolio must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

The Portfolio intends to comply with these requirements. If the Portfolio were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Portfolio could be disqualified as a regulated investment company. If for any taxable year the Portfolio were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, shareholders would recognize dividend income on distributions to the extent of the Portfolio’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and 98.2% of their capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

Although the Portfolio expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Portfolio may be subject to the tax laws of such states or localities.

MISCELLANEOUS

Counsel

The law firm of Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000, Philadelphia, Pennsylvania 19103-6996, serves as independent counsel to the Company and the Independent Directors.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as the Portfolio’s independent registered public accounting firm.

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FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Portfolio’s Annual Report to Shareholders for the fiscal year ended August 31, 2012 (the “Annual Report”) are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by the Portfolio’s independent registered public accounting firm, PricewaterhouseCoopers LLP, for the fiscal year ended August 31, 2012, whose report therein also appears in the Annual Report and is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by telephoning BNY Mellon at the telephone number appearing on the front page of this SAI.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days.  The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” — A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” — A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” — A short-term obligation rated “A-3” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” — A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” — A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” — A short-term obligation rated “D” is in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks — Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

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“P-2” — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.  The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” — Securities possess the highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” — Securities possess good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” — Securities possess fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” — Securities possess speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” — Securities possess high short-term default risk.  Default is a real possibility.

“RD” — Restricted default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Applicable to entity ratings only.

“D” — Default.  Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner.  Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims.  The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality.  The capacity for the payment of short-term financial obligations as they fall due is exceptionally high.  Unlikely to be adversely affected by future events.

“R-1 (middle)” — Short-term debt rated “R-1 (middle)” is of superior credit quality.  The capacity for the payment of short-term financial obligations as they fall due is very high.  Differs from “R-1 (high)” by a relatively modest degree.  Unlikely to be significantly vulnerable to future events.

“R-1 (low)” — Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial.  Overall strength is not as favorable as higher rating categories.  May be vulnerable to future events, but qualifying negative factors are considered manageable.

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“R-2 (high)” — Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.

“R-2 (middle)” — Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” — Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.  A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” — Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality.  There is a capacity for the payment of short-term financial obligations as they fall due.  May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” — Short-term debt rated “R-4” is considered to be of speculative credit quality.  The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” — Short-term debt rated “R-5” is considered to be of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” — Short-term debt rated “D” implies a financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange.  A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstance may exist.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” — An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” — An obligation rated “AA” differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” — An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” — Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

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“B” — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” — An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” — An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” — A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default.  Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“D” — An obligation rated “D” is in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.  An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-) — The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised.  Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default.  The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” — Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” — Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” — Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” — Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

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“B” — Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” — Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” — Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” — Securities considered to be of the highest credit quality.  “AAA” ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” — Securities considered to be of very high credit quality.  “AA” ratings denote expectations of very low credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

“A” — Securities considered to be of high credit quality.  “A” ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” — Securities considered to be of good credit quality.  “BBB” ratings indicate that expectations of credit risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” — Securities considered to be speculative.  “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” — Securities considered to be highly speculative.  “B” ratings indicate that material credit risk is present.

“CCC” — A “CCC” rating indicates that substantial credit risk is present.

“CC” — A “CC” rating indicates very high levels of credit risk.

“C” — A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics.  Fitch believes that this approach better aligns obligations that have comparable expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

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The DBRS long-term rating scale provides an opinion on the risk of default.  That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued.  Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims.  All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”.  The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.  The following summarizes the ratings used by DBRS for long-term debt:

“AAA” -  Long-term debt rated “AAA” is of the highest credit quality.  The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” — Long-term debt rated “AA” is of superior credit quality.  The capacity for the payment of financial obligations is considered high.  Credit quality differs from “AAA” only to a small degree.  Unlikely to be significantly vulnerable to future events.

“A” — Long-term debt rated “A” is of good credit quality.  The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.”  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” — Long-term debt rated “BBB” is of adequate credit quality.  The capacity for the payment of financial obligations is considered acceptable.  May be vulnerable to future events.

“BB” — Long-term debt rated “BB” is of speculative, non-investment grade credit quality.  The capacity for the payment of financial obligations is uncertain.  Vulnerable to future events.

“B” — Long-term debt rated “B” is of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” — Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations.  There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range.  Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” — A security rated “D” implies that a financial obligation has not been met or it is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange.  A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•  Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•  Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” — A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

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“SP-2” — A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” — A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity.  Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity.  MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating.  MIG ratings are divided into three levels — “MIG-1” through “MIG-3”.  In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade.  The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” — This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” — This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” — This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” — This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

“NR” — Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned:  a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.  The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support, generally, will terminate if the issuer’s long-term rating drops below investment grade.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” — This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” — This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” — This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” — This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” — Is assigned to an unrated obligation.

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About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.  Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS.  Ratings are not buy, hold or sell recommendations and they do not address the market price of a security.  Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

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Appendix B

BLACKROCK

GLOBAL CORPORATE GOVERNANCE & ENGAGEMENT PRINCIPLES

Introduction to BlackRock

BlackRock is the world’s preeminent asset management firm and a premier provider of global investment management, risk management and advisory services to institutional and individual clients around the world.  BlackRock offers a wide range of investment strategies and product structures to meet clients’ needs, including individual and institutional separate accounts, mutual funds, and other pooled investment vehicles and the industry-leading iShares exchange traded funds.  Through BlackRock Solutions®, we offer risk management, strategic advisory and enterprise investment system services to a broad base of clients.

Philosophy on corporate governance

BlackRock’s corporate governance program is focused on protecting and enhancing the economic value of the companies in which it invests on behalf of clients.  We do this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.

We believe that there are certain fundamental rights attached to share ownership:  companies should be accountable to shareholders for the use of their money, companies and their boards should be structured with appropriate checks and balances to ensure that they operate in shareholders’ interests, effective voting rights are central to the rights of ownership and there should be one vote for one share.  Key elements of shareholder protection include protection against excessive dilution, the election of directors and the appointment of auditors.  Specifically, shareholders should have the right to elect, remove and nominate directors and to amend the corporate charter or by-laws.  Shareholders should also be able to vote on matters that are material to the protection of their investment including but not limited to changes to the purpose of the business, the distribution of income and the capital structure.  In order to exercise these rights in their own best interests, we believe shareholders have the right to sufficient and timely information to be able to take an informed view of the performance of the company and management.

Our focus is on the board of directors, as the agent of shareholders, who should set the company’s strategic aims within a framework of prudent and effective controls which enables risk to be assessed and managed.  The board should provide direction and leadership to the management and oversee management’s performance.  Our starting position is to be supportive of boards in their oversight efforts on our behalf and the items of business they put to a shareholder vote at shareholder meetings.  Votes against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the interests of shareholders or have not responded adequately to shareholder concerns communicated to it regarding the strategy or management of a company.

These principles set out our approach to engaging with companies, provide guidance on our position on the key aspects of corporate governance and outline how these might be reflected in our voting decisions.  Corporate governance practices vary internationally and our expectations in relation to individual companies are based on the legal and regulatory framework of each market.  However, we do believe that there are some overarching principles of corporate governance that apply globally.  We assess voting matters on a case-by-case basis and in light of a company’s unique circumstances.  We are interested to understand from the company’s reporting the approach taken, particularly where it is different from the usual market practice and to understand how it benefits shareholders.

BlackRock also believes that shareholders are responsible for exercising oversight of, and promoting due care in, the stewardship of their investment in a company.  These ownership responsibilities include, in our view, engaging in certain circumstances with management or board members on corporate governance matters, voting proxies in the best long-term economic interests of shareholders and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long-term shareholder value creation.  Institutional shareholders also have responsibilities to their clients to have appropriate resources and oversight structures.  BlackRock’s approach to

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oversight in relation to its corporate governance activities is set out in the section titled “BlackRock’s oversight of its corporate governance activities” below.

Corporate governance, engagement and voting

We recognize that accepted standards of corporate governance differ between markets but we believe that there are sufficient common threads globally to identify an overarching set of principles.  The primary objective of our corporate governance activities is the protection and enhancement of our clients’ investments in public corporations.  Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation.  We discuss below the principles under six key themes.  In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.

The six key themes are:

•            Boards and directors

•            Accounting and audit-related issues

•            Capital structure, mergers, asset sales and other special transactions

•            Remuneration and benefits

•            Social, ethical and environmental issues

•            General corporate governance matters

At a minimum we would expect companies to observe the accepted corporate governance standard in their domestic market or to explain why doing so is not in the interests of shareholders.  Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders, we will engage with the company and/or use our vote to encourage better practice.  In making voting decisions, we take into account research from external proxy advisors, other internal and external research and academic articles, information published by the company or provided through engagement and the views of our equity portfolio managers.

BlackRock views engagement as an important activity; engagement provides BlackRock with the opportunity to improve our understanding of investee companies and their governance structures, so that our voting decisions may be better informed.  Engagement also allows us to share our philosophy and approach to investment and corporate governance with issuers to enhance their understanding of our objectives.  There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.

Boards and directors

The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests.  Board members serve as agents of shareholders in overseeing the operation and strategic direction of the company.  For this reason, BlackRock focuses on directors in many of its engagements and sees the election of directors as one of its most important responsibilities in the proxy voting context.

We expect the board of directors to promote and protect shareholder interests by:

•            establishing an appropriate corporate governance structure;

•            overseeing and supporting management in setting strategy;

•            ensuring the integrity of financial statements;

•            making decisions regarding mergers, acquisitions and disposals;

•            establishing appropriate executive compensation structures; and

•            addressing business issues including social, ethical and environmental issues when they have the potential to materially impact company reputation and performance.

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There should be clear definitions of the role of the board, the sub-committees of the board and the senior management such that the responsibilities of each are well understood and accepted.  Companies should report publicly the approach taken to governance (including in relation to board structure) and why this approach is in the interest of shareholders.  We will engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company or the performance of individual board members.  Concerns about individual board directors may include their membership on the board of a different company where that board has performed poorly and failed to protect shareholder interests.

BlackRock believes that directors should stand for re-election on a regular basis.  We assess directors nominated for election or re-election in the context of the composition of the board as a whole.  There should be detailed disclosure of the relevant credentials of the individual directors in order that shareholders can assess the caliber of an individual nominee.  We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders.  Common impediments to independence include but are not limited to:

•            current employment at the company or a subsidiary;

•            former employment within the past several years as an executive of the company;

•            providing substantial professional services to the company and/or members of the company’s management;

•            having had a substantial business relationship in the past three years;

•            having, or representing a shareholder with, a substantial shareholding in the company;

•            being an immediate family member of any of the aforementioned; and

•            interlocking directorships.

BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non-executive director to lead it.  Where the chairman is also the CEO or is otherwise not independent the company should have an independent lead director.  The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations.  The lead independent board director should be available to shareholders where they have concerns that they wish to discuss.

To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members.  BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning.  We believe that directors are in the best position to assess the optimal size for the board but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.

There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors.  BlackRock believes that shareholders’ interests are best served when the independent members of the board form a sub-committee to deal with such matters.  In many markets, these sub-committees of the board specialize in audit, director nominations and compensation matters.  An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party.

Accounting and audit-related issues

BlackRock recognizes the critical importance of financial statements which provide a complete and accurate picture of a company’s financial condition.  We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function.  We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.

The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management.  To that end, we believe it is important that auditors are, and are seen to be, independent.  Where the audit firm provides services to the company in addition to the audit the fees earned should be disclosed and explained.  Audit committees should also have in place a procedure for assuring annually the independence of the auditor.

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Capital structure, mergers, asset sales and other special transactions

The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors.  Pre-emption rights are a key protection for shareholders against the dilution of their interests.

In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long-term economic interests of shareholders.  Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it.  We will review the transaction to determine the degree to which the proposed transaction enhances long term shareholder value.  We would prefer that such transactions have the unanimous support of the board and have been negotiated at arm’s length.  We may seek reassurance from the board that executive and/or board members’ financial interests in a given transaction have not affected their ability to place shareholders’ interests before their own.  Where the transaction does involve related parties we would expect the recommendation to support it to come from the independent directors and would prefer only non-conflicted shareholders to vote on the proposal.

BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction.  In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights.  Such mechanisms can serve to protect and entrench interests other than those of the shareholders.  We believe that shareholders are broadly capable of making decisions in their own best interests.  We would expect any so-called ‘shareholder rights plans’ being proposed by a board to be subject to shareholder approval on introduction and periodically thereafter for continuation.

Remuneration and benefits

BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests.  We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize.  We encourage companies to ensure that their compensation packages incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice.  We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures.  We hold members of the compensation committee or equivalent accountable for poor compensation practices or structures.

BlackRock believes that there should be a clear link between variable pay and company performance as reflected in returns to shareholders.  We are not supportive of one-off or special bonuses unrelated to company or individual performance.  We support incentive plans that payout rewards earned over multiple and extended time periods.  We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to repay rewards where they were not justified by actual performance.  Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract.  Finally, pension contributions should be reasonable in light of market practice.

Outside directors should be compensated in a manner that does not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

Social, ethical, and environmental issues

Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf.  It is within this context that we undertake our corporate governance activities.  We believe that well-managed companies will deal effectively with the social, ethical and environmental (SEE) aspects of their businesses.

BlackRock expects companies to identify and report on the key, business-specific SEE risks and opportunities and to explain how these are managed.  This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company.  The key performance indicators in relation to SEE matters should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place.  This helps shareholders assess how well management are dealing with the SEE aspects of the business.  Any global standards adopted should also be disclosed and discussed in this context.

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We may vote against the election of directors where we have concerns that a company might not be dealing with SEE issues appropriately.  Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of SEE matters.  In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and substantial economic disadvantage to the company if the issue is not addressed.

More commonly, given that these are often not voting issues, we will engage directly with the board or management. The trigger for engagement on a particular SEE concern is our assessment that there is potential for material economic ramifications for shareholders.

We do not see it as our role to make social, ethical or political judgments on behalf of clients.  We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate.  They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.

General corporate governance matters

BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and situation of the companies in which they invest.  In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these.  The reporting and disclosure provided by companies forms the basis on which shareholders can assess the extent to which the economic interests of shareholders have been protected and enhanced and the quality of the board’s oversight of management.  BlackRock considers as fundamental, shareholders’ rights to vote, including on changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.

BlackRock’s oversight of its corporate governance activities

Oversight

BlackRock holds itself to a very high standard in its corporate governance activities, including in relation to executing proxy votes.  This function is executed by a team of dedicated BlackRock employees without sales responsibilities (the “Corporate Governance Group”), which reports to the equity portfolio management business and is considered an investment function. BlackRock maintains regional oversight committees (“Corporate Governance Committees”) for the Americas, Europe, Asia ex-Japan, Japan, and Australia/New Zealand, consisting of senior BlackRock investment professionals.  All of the regional Corporate Governance Committees report to a Global Corporate Governance Committee which is composed of the Chair and Vice-Chair of each regional Corporate Governance Committee.  The Corporate Governance Committees review and approve amendments to the BlackRock Guidelines and grant authority to the Global Head of Corporate Governance (“Global Head”), a dedicated BlackRock employee without sales responsibilities, to vote in accordance with the Guidelines.  The Global Head leads the Corporate Governance Group to carry out engagement, voting and vote operations in a manner consistent with the relevant Corporate Governance Committee’s mandate.  The Corporate Governance Group engages companies in conjunction with the portfolio managers in discussions of significant governance issues, conducts research on corporate governance issues and participates in industry discussions to keep abreast of the field of corporate governance.  The Corporate Governance Group, or vendors overseen by the Corporate Governance Group, also monitor upcoming proxy votes, execute proxy votes and maintain records of votes cast.  The Corporate Governance Group may refer complicated or particularly controversial matters or discussions to the appropriate investors and/or regional Corporate Governance Committees for their review, discussion and guidance prior to making a voting decision.  The Corporate Governance Committees likewise retain the authority to, among other things, deliberate or otherwise act directly on specific proxies as they deem appropriate.  BlackRock’s Equity Investment Portfolio Oversight Committee (EIPOC) oversees certain aspects of the Global Corporate Governance Committee and the Corporate Governance Group’s activities.

Vote execution

BlackRock carefully considers proxies submitted to funds and other fiduciary accounts (“Funds”) for which it has voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which it has voting authority

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based on BlackRock’s evaluation of the best long-term economic interests of shareholders, in the exercise of its independent business judgment, and without regard to the relationship of the issuer of the proxy (or any dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates.

When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with its proxy voting guidelines (“Guidelines”) for the relevant market.  The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Corporate Governance Committees.  The Corporate Governance Committees may, in the exercise of their business judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is requested or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.

In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies.  These issues include but are not limited to:  (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “shareblocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.  We are not supportive of impediments to the exercise of voting rights such as shareblocking or overly burdensome administrative requirements.

As a consequence, BlackRock votes proxies in these markets only on a “best-efforts” basis.  In addition, the Corporate Governance Committees may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client will derive by voting on the issuer’s proposal.

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the relevant Corporate Governance Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such an account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts.  In addition, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their funds and the client assets in those funds, on how best to maximize economic value in respect of a particular investment.  Accordingly, portfolio managers retain full discretion to vote the shares in the funds they manage based on their analysis of the economic impact of a particular ballot item.

Conflicts management

BlackRock maintains policies and procedures that are designed to prevent undue influence on BlackRock’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates.  Some of the steps BlackRock has taken to prevent conflicts include, but are not limited to:

•            BlackRock has adopted a proxy voting oversight structure whereby the Corporate Governance Committees oversee the voting decisions and other activities of the Corporate Governance Group, and particularly its activities with respect to voting in the relevant region of each Corporate Governance Committee’s jurisdiction.

•            The Corporate Governance Committees have adopted Guidelines for each region, which set forth the firm’s views with respect to certain corporate governance and other issues that typically arise in the proxy voting context.  The Corporate Governance Committees reserve the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the voting process.  In addition, the Corporate Governance Committees receive periodic reports regarding the specific votes cast by the Corporate Governance Group and regular updates on material process issues, procedural changes and other matters of concern to the Corporate Governance Committees.

•            BlackRock’s Global Corporate Governance Committee oversees the Global Head, the Corporate Governance Group and the Corporate Governance Committees.  The Global Corporate Governance Committee conducts a

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review, at least annually, of the proxy voting process to ensure compliance with BlackRock’s risk policies and procedures.

•            BlackRock maintains a reporting structure that separates the Global Head and Corporate Governance Group from employees with sales responsibilities.  In addition, BlackRock maintains procedures to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BlackRock’s relationship with the issuer of the proxy or dissident shareholder.  Within the normal course of business, the Global Head or Corporate Governance Group may engage directly with BlackRock clients, and with employees with sales responsibilities, in discussions regarding general corporate governance policy matters, and to otherwise ensure proxy-related client service levels are met.  The Global Head or Corporate Governance Group does not discuss any specific voting matter with a client prior to the disclosure of the vote decision to all applicable clients after the shareholder meeting has taken place, except if the client is acting in the capacity as issuer of the proxy or dissident shareholder and is engaging through the established procedures independent of the client relationship.

•            In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law.  The independent fiduciary may either vote such proxies, or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination.  Use of an independent fiduciary has been adopted for voting the proxies related to any company that is affiliated with BlackRock, or any company that includes BlackRock employees on its board of directors.

With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests.  The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes.  Based on our evaluation of this relationship, we believe that generally the likely economic value of casting most votes is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted.  Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures is necessary in light of future conditions.  In addition, BlackRock may in its discretion determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.

Voting guidelines

The attached issue-specific voting Guidelines for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest.  These Guidelines are not intended to be exhaustive.  BlackRock applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review.  As such, these Guidelines do not provide a guide to how BlackRock will vote in every instance.  Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.

Reporting

We report our proxy voting activity directly to clients and publically as required.  In addition, we publish for clients a more detailed discussion of our corporate governance activities, including engagement with companies and with other relevant parties.

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BLACKROCK

PROXY VOTING GUIDELINES FOR U.S. SECURITIES

These guidelines should be read in conjunction with BlackRock’s Global Corporate Governance and Engagement Principles — 2011.

Introduction

BlackRock, Inc. and its subsidiaries (collectively, “BlackRock”) seek to make proxy voting decisions in the manner most likely to protect and promote the economic value of the securities held in client accounts.  The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context for U.S. Securities.  These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance.  Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.  They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.

Voting guidelines

These guidelines are divided into six key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders.

The six key themes are:

•            Boards and directors

•            Auditors and audit-related issues

•            Capital structure, mergers, asset sales and other special transactions

•            Remuneration and benefits

•            Social, ethical and environmental issues

•            General corporate governance matters

Boards and directors

Director elections

BlackRock generally supports board nominees in most uncontested elections.  BlackRock may withhold votes from certain directors on the board or members of particular board committees (or prior members, as the case may be) in certain situations, including, but not limited to:

•            The independent chair or lead independent director and members of the governance committee, where a board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact on shareholders’ fundamental rights or long-term economic interests.

•            The independent chair or lead independent director and members of the governance committee, where a board implements or renews a poison pill without seeking shareholder approval beforehand or within a reasonable period of time after implementation.

•            An insider or affiliated outsider who sits on the board’s audit, compensation, nominating or governance committees, which we believe generally should be entirely independent.  However, BlackRock will examine a board’s complete profile when questions of independence arise prior to casting a withhold vote for any director.  For controlled companies, as defined by the U.S. stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.

•            Members of the audit committee during a period when the board failed to facilitate quality, independent auditing, for example, if substantial accounting irregularities suggest insufficient oversight by that committee.

•            Members of the audit committee during a period in which we believe the company has aggressively accounted for its equity compensation plans.

•            Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue.

•            Members of the compensation committee where the company has repriced options without contemporaneous shareholder approval.

•            The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where board member(s) at the most recent election of directors have received withhold votes from more than 30% of shares voting and the board has not

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taken appropriate action to respond to shareholder concerns.  This may not apply in cases where BlackRock did not support the initial withhold vote.

•            The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where the board is not composed of a majority of independent directors.  However, this would not apply in the case of a controlled company.

•            Where BlackRock obtains evidence that casts significant doubt on a director’s qualifications or ability to represent shareholders.

•           Where it appears the director has acted (at the company or at other companies) in a manner that compromises his or her reliability in representing the best long-term economic interests of shareholders.

•            Where a director has a pattern over a period of years of attending less than 75% of combined board and applicable key committee meetings.

•            Where a director has committed himself or herself to service on a large number of boards, such that we deem it unlikely that the director will be able to commit sufficient focus and time to a particular company (commonly referred to as “over-boarding”).  While each situation will be reviewed on a case-by-case basis, BlackRock is most likely to withhold votes for over-boarding where a director is:  1) serving on more than four public company boards; or 2) is a chief executive officer at a public company and is serving on more than two public company boards in addition to the board of the company where they serve as chief executive officer.

If a board maintains a classified structure, it is possible that the director(s) with whom we have a particular concern may not be subject to election in the year that the concern arises.  In such situations, if we have a concern regarding a committee or committee chair, we generally register our concern by withholding votes from all members of the relevant committee who are subject to election that year.

Director independence

We expect that a board should be majority independent.  We believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests.  Common impediments to independence in the U.S. include but are not limited to:

•            Employment by the company or a subsidiary as a senior executive within the previous five years

•            Status as a founder of the company

•            Substantial business or personal relationships with the company or the company’s senior executives

•            Family relationships with senior executives of the company

•            An equity ownership in the company in excess of 20%

Age limits / term limits

We typically oppose limits on the pool of directors from which shareholders can choose their representatives, especially where those limits are arbitrary or unrelated to the specific performance or experience of the director in question.

Board size

We generally defer to the board in setting the appropriate size.  We believe directors are generally in the best position to assess what size is optimal to ensure a board’s effectiveness.  However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.

Classified board of directors/staggered terms

A classified board of directors is one that is divided into classes (generally three), each of which is elected on a staggered schedule (generally for three years).  At each annual meeting, only a single class of directors is subject to reelection (generally one-third of the entire board).

We believe that classification of the board dilutes shareholders’ right to evaluate promptly a board’s performance and limits shareholder selection of their representatives.  By not having the mechanism to immediately address concerns we may have with any specific director, we may be required to register our concerns through our vote on the directors who are subject to election that year (see “Director elections” for additional detail).  Furthermore, where boards are classified, director entrenchment is more likely, because review of board service generally only occurs every three years.  Therefore, we typically vote against classification and for proposals to eliminate board classification.

Contested director elections

Most director elections are not competitive, but shareholders are sometimes presented with competing slates of director candidates.  Generally, such proxy contests are the result of a shareholder (or group of shareholders) seeking to change the company’s strategy or address failures in the board’s oversight of management.  The details of proxy contests are assessed on a case-by-case basis.  We evaluate a number of factors, which may include, but are not limited to: the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissidents represent the best option for enhancing long term shareholder value.

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Cumulative voting for directors

Cumulative voting allocates one vote for each share of stock held, times the number of directors subject to election.  A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates.  By making it possible to use their cumulated votes to elect at least one board member, cumulative voting is typically a mechanism through which minority shareholders attempt to secure board representation.

We typically oppose proposals that further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility.  We may support cumulative voting proposals at companies where the board is not majority independent.  We may support cumulative voting at companies that have a controlling shareholder.

Director compensation and equity programs

We believe that compensation for independent directors should be structured to align the interests of the directors with those of shareholders, whom the directors have been elected to represent.  We believe that independent director compensation packages based on the company’s long-term performance and that include some form of long-term equity compensation are more likely to meet this goal; therefore, we typically support proposals to provide such compensation packages.  However, we will generally oppose shareholder proposals requiring directors to own a minimum amount of company stock, as we believe that companies should maintain flexibility in administering compensation and equity programs for independent directors, given each company’s and director’s unique circumstances.  As discussed in further detail under the heading “Equity compensation plans” below, we believe that companies should prohibit directors from engaging in transactions with respect to their long term compensation that might disrupt the intended economic alignment between equity plan beneficiaries and shareholders.

Indemnification of directors and officers

We generally support reasonable but balanced protection of directors and officers.  We believe that failure to provide protection to directors and officers might severely limit a company’s ability to attract and retain competent leadership.  We generally support proposals to provide indemnification that is limited to coverage of legal expenses.  However, we may oppose proposals that provide indemnity for: breaches of the duty of loyalty; transactions from which a director derives an improper personal benefit; and actions or omissions not in good faith or those that involve intentional misconduct.

Majority vote requirements

BlackRock generally supports proposals seeking to require director election by majority vote.  Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives.  We note that majority voting is not appropriate in all circumstances, for example, in the context of a contested election.  We also recognize that some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast, and we believe that such a requirement can be generally equivalent to a majority voting regime.  Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.

Separation of chairman and CEO positions

We believe that independent leadership is important in the board room.  In the US there are two commonly accepted structures for independent board leadership:  1) an independent chairman; or 2) a lead independent director.  We generally consider the designation of a lead independent director as an acceptable alternative to an independent chair if the lead independent director has a term of at least one year and has powers to:  1) set board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors.  Where a company does not have a lead independent director that meets these criteria, we generally support the separation of chairman and CEO.

Shareholder access to the proxy

We believe that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate individuals to stand for election to the boards of the companies they own and to have those nominees included on the company’s proxy card.  This right is commonly referred to as “proxy access”.  In our view, securing a right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to participate meaningfully in the director election process, stimulate board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking.  Given the complexity of structuring an appropriate proxy access mechanism and the brevity required of shareholder proposals, we generally expect that a shareholder proposal to adopt proxy access will describe general parameters for the mechanism, while providing the board with flexibility to design a process that is appropriate in light of the company’s specific circumstances.  Proxy access mechanisms should provide shareholders with assurances that the mechanism will not be subject to abuse by short term investors, investors without a substantial investment in the company, or investors seeking to take control of the board.  We will review proposals regarding the adoption of proxy access on a case-by-case basis in light of the specific terms of the proposal and the circumstances of the company.

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements that provide a complete and accurate portrayal of a company’s financial condition.  Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee’s members where the board has failed to facilitate quality, independent auditing.  We take particular note of cases involving significant financial restatements or material weakness disclosures.

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The integrity of financial statements depends on the auditor effectively fulfilling its role.  To that end, we favor an independent auditor.  In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.

From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms.  We may support these proposals when they are consistent with our views as described above.

Capital structure proposals

Blank check preferred

We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and a possible entrenchment device.  We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote.  Nonetheless, where the company appears to have a legitimate financing motive for requesting blank check authority, has committed publicly that blank check preferred shares will not be used for anti-takeover purposes, has a history of using blank check preferred stock for financings, or has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility, we may support the proposal.

Equal voting rights

BlackRock supports the concept of equal voting rights for all shareholders.  Some management proposals request authorization to allow a class of common stock to have superior voting rights over the existing common or to allow a class of common to elect a majority of the board.  We oppose such differential voting power as it may have the effect of denying shareholders the opportunity to vote on matters of critical economic importance to them.

However, when a shareholder proposal requests to eliminate an existing dual-class voting structure, we seek to determine whether this action is warranted at that company at that time, and whether the cost of restructuring will have a clear economic benefit to shareholders.  We evaluate these proposals on a case-by-case basis, and we consider the level and nature of control associated with the dual-class voting structure as well as the company’s history of responsiveness to shareholders in determining whether support of such a measure is appropriate.

Increase in authorized common shares

BlackRock considers industry specific norms in our analysis of these proposals, as well as a company’s history with respect to the use of its common shares.  Generally, we are predisposed to support a company if the board believes additional common shares are necessary to carry out the firm’s business.  The most substantial concern we might have with an increase is the possibility of use of common shares to fund a poison pill plan that is not in the economic interests of shareholders.

Increase or issuance of preferred stock

These proposals generally request either authorization of a class of preferred stock or an increase in previously authorized preferred stock.  Preferred stock may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings on terms not necessarily available via other means of financing.  We generally support these proposals in cases where the company specifies the voting, dividend, conversion and other rights of such stock where the terms of the preferred stock appear reasonable.

Stock splits and reverse stock splits

We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share.  We generally support reverse splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels).  In the event of a proposal to reverse split that would not also proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.

Mergers, asset sales, and other special transactions

In reviewing merger and asset sale proposals, BlackRock’s primary concern is the best long-term economic interests of shareholders.  While these proposals vary widely in scope and substance, we closely examine certain salient features in our analyses.  The varied nature of these proposals ensures that the following list will be incomplete.  However, the key factors that we typically evaluate in considering these proposals include:

•            For mergers and asset sales, we assess the degree to which the proposed transaction represents a premium to the company’s trading price.  In order to filter out the effects of pre-merger news leaks on the parties’ share prices, we consider a share price from multiple time periods prior to the date of the merger announcement.  In most cases, business combinations should provide a premium.  We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments.  For companies facing insolvency or bankruptcy, a premium may not apply.

•            There should be a favorable business reason for the combination.

•            Unanimous board approval and arm’s-length negotiations are preferred.  We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process.  We may also consider whether executive and/or board members’ financial interests in a given transaction appear likely to affect their ability to place shareholders’ interests before their own.

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•            We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions.

Poison pill plans

Also known as Shareholder Rights Plans, these plans generally involve issuance of call options to purchase securities in a target firm on favorable terms.  The options are exercisable only under certain circumstances, usually accumulation of a specified percentage of shares in a relevant company or launch of a hostile tender offer.  These plans are often adopted by the board without being subject to shareholder vote.

Poison pill proposals generally appear on the proxy as shareholder proposals requesting that existing plans be put to a vote. This vote is typically advisory and therefore non-binding.  We generally vote in favor of shareholder proposals to rescind poison pills.

Where a poison pill is put to a shareholder vote, our policy is to examine these plans individually.  Although we oppose most plans, we may support plans that include a reasonable ‘qualifying offer clause.’  Such clauses typically require shareholder ratification of the pill, and stipulate a sunset provision whereby the pill expires unless it is renewed.  These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill in their discretion.  We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.

Reimbursement of expenses for successful shareholder campaigns

Proxy contests and other public campaigns can be valuable mechanisms for holding boards of underperforming companies accountable to their shareholders.  However, these campaigns can also lead to unwarranted cost and distraction for boards and management teams, and may be imposed by investors whose interests are not aligned with other investors.  Therefore, we generally do not support proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign, as we believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.

Remuneration and benefits

We note that there are both management and shareholder proposals related to executive compensation that appear on corporate ballots.  We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a reasonable policy in place that we believe is sufficient to address the issue.  We may also oppose a shareholder proposal regarding executive compensation if the company’s history suggests that the issue raised is not likely to present a problem for that company.

Advisory resolutions on executive compensation (“Say on Pay”)

In cases where there is a Say on Pay vote, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company, and in a manner that appropriately addresses the specific question posed to shareholders.  We believe that compensation committees are in the best position to make compensation decisions and should maintain significant flexibility in administering compensation programs, given their knowledge of the wealth profiles of the executives they seek to incentivize, the appropriate performance measures for the company, and other issues internal and/or unique to the company.  We also believe that shareholders can express concern regarding executive compensation practices through their vote on directors, and our preferred approach to managing pay-for-performance disconnects is via a withhold vote for the compensation committee.  As a result, our Say on Pay vote is likely to correspond with our vote on the directors who are compensation committee members responsible for making compensation decisions.

Advisory votes on the frequency of Say on Pay resolutions (“Say When on Pay”)

BlackRock will generally opt for a triennial vote on Say on Pay.  We believe that shareholders should undertake an annual review of executive compensation and express their concerns through their vote on the members of the compensation committee.  As a result, it is generally not necessary to hold a Say on Pay vote on an annual basis, as the Say on Pay vote merely supplements the shareholder’s vote on Compensation Committee members.  However, we may support annual Say on Pay votes in some situations, for example, where we conclude that a company has failed to align pay with performance.

Claw back proposals

Claw back proposals are generally shareholder sponsored and seek recoupment of bonuses paid to senior executives if those bonuses were based on financial results that are later restated.  We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting, regardless of that particular executive’s role in the faulty reporting.  We typically support these proposals unless the company already has a robust claw back policy that sufficiently addresses our concerns.

Employee stock purchase plans

An employee stock purchase plan (“ESPP”) gives the issuer’s employees the opportunity to purchase stock in the issuer, typically at a discount to market value.  We believe these plans can provide performance incentives and help align employees’ interests with those of shareholders.  The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code.  Section 423 plans must permit all full-time employees to participate, carry restrictions on the maximum number of shares that can be purchased, carry an exercise price of at least 85 percent of fair market value on grant date with offering periods of 27 months or less, and be approved by shareholders.  We will typically support qualified ESPP proposals.

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Equity compensation plans

BlackRock supports equity plans that align the economic interests of directors, managers and other employees with those of shareholders.  We believe that boards should establish policies prohibiting use of equity awards in a manner that could disrupt the intended alignment with shareholder interests, for example:  use of the stock as collateral for a loan; use of the stock in a margin account; use of the stock (or an unvested award) in hedging or derivative transactions.  We may support shareholder proposals requesting the board to establish such policies.

Our evaluation of equity compensation plans in a post-expensing environment is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect.  We generally oppose plans that contain “evergreen” provisions allowing for the ongoing increase of shares reserved without shareholder approval.  We also generally oppose plans that allow for repricing without shareholder approval.  We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur.  Finally, we may oppose plans where we believe that the company is aggressively accounting for the equity delivered through their stock plans.

Golden parachutes

Golden parachutes provide for compensation to management in the event of a change in control. We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders.  However, a large potential payout under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company.

We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval.  We generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current compensation.

When determining whether to support or oppose an advisory vote on a golden parachute plan (“Say on Golden Parachutes”), we normally support the plan unless it appears to result in payments that are excessive or detrimental to shareholders.  In evaluating golden parachute plans, BlackRock may consider several factors, including:

•                  whether we believe that the triggering event is in the best interest of shareholders;

•                  an evaluation of whether management attempted to maximize shareholder value in the triggering event;

•                  the percentage of total transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment;

•                  whether excessively large excise tax gross up payments are part of the payout;

•                  whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers; and/or

•                  whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company.

It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BlackRock may vote against a Say on Golden Parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.

Option exchanges

BlackRock may support a request to exchange underwater options under the following circumstances: the company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance; directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; and there is clear evidence that absent repricing the company will suffer serious employee incentive or retention and recruiting problems.  BlackRock may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interest of shareholders.

Pay-for-Performance plans

In order for executive compensation exceeding $1 million to qualify for federal tax deductions, the Omnibus Budget Reconciliation Act (OBRA) requires companies to link that compensation, for the Company’s top five executives, to disclosed performance goals and submit the plans for shareholder approval.  The law further requires that a compensation committee comprised solely of outside directors administer these plans.  Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.

Pay-for-Superior-Performance

These are typically shareholder proposals requesting that compensation committees adopt policies under which a portion of equity compensation requires the achievement of performance goals as a prerequisite to vesting.  We generally believe these matters are best left to the compensation committee of the board and that shareholders should not set executive compensation or dictate the terms thereof.  We may support these proposals if we have a substantial concern regarding the company’s compensation practices over a significant period of time, the proposals are not overly prescriptive, and we believe the proposed approach is likely to lead to substantial improvement.

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Supplemental executive retirement plans

BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Social, ethical and environmental issues

See “Global Corporate Governance and Engagement Principles.”

General corporate governance matters

Adjourn meeting to solicit additional votes

We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.

Bundled proposals

We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals.  Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.

Confidential voting

Shareholders most often propose confidential voting as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues.  We generally support proposals to allow confidential voting.  However, we will usually support suspension of confidential voting during proxy contests where dissidents have access to vote information and management may face an unfair disadvantage.

Corporate political activities

Portfolio companies may engage in certain political activities, within legal and regulatory limits, in order to influence public policy consistent with the companies’ values and strategies, and thus serve shareholders’ best long-term economic interests. These activities can create risks, including: the potential for allegations of corruption; the potential for reputational issues associated with a candidate, party or issue; and risks that arise from the complex legal, regulatory and compliance considerations associated with corporate political activity.  We believe that companies which choose to engage in political activities should develop and maintain robust processes to guide these activities and to mitigate risks, including a level of board oversight.

When presented with shareholder proposals requesting increased disclosure on corporate political activities, we may consider the political activities of that company and its peers, the existing level of disclosure, and our view regarding the associated risks. We generally believe that it is the duty of boards and management to determine the appropriate level of disclosure of all types of corporate activity, and we are generally not supportive of proposals that are overly prescriptive in nature. We may determine to support a shareholder proposal requesting additional reporting of corporate political activities where there seems to be either a significant potential threat or actual harm to shareholders’ interests and where we believe the company has not already provided shareholders with sufficient information to assess the company’s management of the risk.

Finally, we believe that it is not the role of shareholders to suggest or approve corporate political activities; therefore we generally do not support proposals requesting a shareholder vote on political activities or expenditures.

Other business

We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.

Reincorporation

Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections or cost savings.  Where cost savings are the sole issue, we will typically favor reincorporating.  In all instances, we will evaluate the changes to shareholder protection under the new charter/articles/by-laws to assess whether the move increases or decreases shareholder protections.  Where we find that shareholder protections are diminished, we will support reincorporation if we determine that the overall benefits outweigh the diminished rights.

Shareholders’ right to act by written consent

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.  We therefore believe that shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process in order to avoid the waste of corporate resources in addressing narrowly supported interests; and 2) support from a minimum of 50% of outstanding shares is required to effectuate the action by written consent.  We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent.

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Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that we believe offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.

Shareholders’ right to call a special meeting

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.  We therefore believe that shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%) are required to agree to such a meeting before it is called, in order to avoid the waste of corporate resources in addressing narrowly supported interests.  However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others.  We generally believe that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.

Simple majority voting

We generally favor a simple majority voting requirement to pass proposals.  Therefore we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved.  Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of public shareholder interests and we may therefore support supermajority requirements in those situations.

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Bogle Investment Management Small Cap Growth Fund

(an Investment Portfolio of The RBB Fund, Inc.)

Institutional Class: BOGIX

Investor Class: BOGLX

STATEMENT OF ADDITIONAL INFORMATION

December 31, 2012

This Statement of Additional Information (“SAI”) provides supplementary information pertaining to shares of two classes, Institutional Class and Investor Class (collectively, the “Shares”), representing interests in the Bogle Investment Management Small Cap Growth Fund (the “Fund”) of The RBB Fund, Inc. (the “Company”). This SAI is not a prospectus and should be read only in conjunction with the Fund’s Prospectus dated December 31, 2012 (the “Prospectus”). A copy of the Prospectus and Annual Report may be obtained free of charge by calling toll-free (877) 264-5346. The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. No other part of the Annual Report is incorporated by reference herein.

GENERAL INFORMATION	2

INVESTMENT OBJECTIVE AND POLICIES	2

INVESTMENT LIMITATIONS	14

DISCLOSURE OF PORTFOLIO HOLDINGS	15

MANAGEMENT OF THE COMPANY	16

CODE OF ETHICS	23

PROXY VOTING POLICIES	23

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	23

INVESTMENT ADVISORY AND OTHER SERVICES	24

FUND TRANSACTIONS	28

PURCHASE AND REDEMPTION INFORMATION	30

TELEPHONE TRANSACTION PROCEDURES	30

VALUATION OF SHARES	31

TAXES	31

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES	32

MISCELLANEOUS	33

FINANCIAL STATEMENTS	33

APPENDIX A	A-1

APPENDIX B	B-1

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GENERAL INFORMATION

The Company is an open-end management investment company currently operating seventeen separate portfolios. The Company is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to the Institutional Class and Investor Class representing interests in one diversified portfolio, the Bogle Investment Management Small Cap Growth Fund, which is offered by the Prospectus.

INVESTMENT OBJECTIVE AND POLICIES

The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund.

The Fund’s investment objective is to provide long-term capital appreciation.

The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of the net assets of the portfolio (including borrowings for investment purposes) in the stocks of U.S. companies with market capitalizations, at the time of purchase, that are within the range of the market capitalizations of those companies that are included in the Russell 2000 Index (“Small Cap Stocks”). The Adviser will manage the portfolio such that its median market capitalization is reasonably close to the median capitalization of the Russell 2000 Index. As part of its investment strategy, the Adviser will continue to invest in Small Cap Stocks that the Adviser believes will appreciate more than the Russell 2000 Index. Shareholders will be notified by the Fund sixty days in advance of any change in this 80% policy.

The Adviser may not necessarily invest in all of the instruments or use all of the investment techniques permitted by the Fund’s Prospectus and this SAI, or invest in such instruments or engage in such techniques to the full extent permitted by the Fund’s investment policies and limitations.

Principal Investment Policies and Risks.

Equity Securities

Equity securities represent ownership interests in a company and consist of common stock, preferred stock, warrants to acquire common stock, and securities convertible into common stock.  Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

•      Common Stock.  Common stock represents an equity or ownership interest in an issuer.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

•  Preferred Stock.  Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

•      Warrants.  Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time.  Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security.  The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.  A warrant ceases to have value if it is not exercised prior to its expiration date.  These factors can make warrants more speculative than other types of investments.  See “Rights Offerings and Purchase Warrants” on the following pages for more information.

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•      Convertible Securities.  Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio.  See “Convertible Securities” on the following pages for more information.

Foreign Securities

In pursuing its investment objective, the Fund may invest in the securities of foreign issuers, including through American Depositary Receipts (“ADRs”) or Global or European Depositary Receipts (“GDRs” and “EDRs”). During temporary defensive periods, the Fund may also hold short or medium-term interest-bearing instruments or deposits of foreign issuers as described in the Prospectus and in this SAI.

ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted. GDRs and EDRs are securities that represent ownership interests in a security or pool of securities issued by a non-U.S. or U.S. corporation. The Fund may invest in ADRs through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Investment in ADRs does not eliminate all the risks inherent in investing in securities of foreign issuers. The market value of these securities is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the ADRs and the underlying securities are quoted. Accordingly, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated change in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.

Investing in Small Capitalization Companies

Investments in small capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that, during certain periods, the liquidity of particular issuers or industries, or all securities in these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Special Note Regarding Market Events

Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the Fund’s investments. It is uncertain how long these conditions will continue.

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The instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. Federal, state and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Fund’s holdings.

Non-Principal Investment Policies and Risks

Borrowing Money

As a fundamental policy, the Fund is permitted to borrow to the extent permitted under the 1940 Act and to mortgage, pledge or hypothecate its assets in connection with such borrowings in amounts not in excess of 125% of the dollar amounts borrowed. The 1940 Act permits an investment company to borrow in an amount up to 33 1/3% of the value of such company’s total assets. However, the Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. The Fund will not make any additional investments while borrowings exceed 5% of its total assets. Under the 1940 Act, the Fund will be required to maintain asset coverage of at least 300% for borrowings from a bank.  In the event that such asset coverage is below 300%, the Fund will be required to reduce the amount of its borrowings to obtain 300% asset coverage within three business days.

Convertible Securities

The Fund may invest in convertible securities, such as convertible debentures, bonds and preferred stock, primarily for their equity characteristics. Convertible securities may be converted into common stock at a specified share price or ratio. Because the price of the common stock may fluctuate above or below the specified price or ratio, the Fund may have the opportunity to purchase the common stock at below market price. On the other hand, fluctuations in the price of the common stock could render the right of conversion worthless.

Equity Swaps

The Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

The Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by

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segregated cash or liquid assets to cover the Fund’s potential exposure, the Fund and the Adviser believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

The Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Adviser.

Futures

Futures Contracts. The Fund may invest in futures contracts and options on futures contracts (including S&P 500® Index futures, Russell 2000® Index futures, and options on such futures described below). When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. The underlying instrument may be a specified type of security, such as U.S. Treasury bonds or notes.

The majority of futures contracts are closed out by entering into an offsetting purchase or sale transaction in the same contract on the exchange where they are traded, rather than being held for the life of the contract. Futures contracts are closed out at their current prices, which may result in a gain or loss.

If the Fund holds a futures contract until the delivery date, it will be required to complete the purchase and sale contemplated by the contract. In the case of futures contracts on securities, the purchaser generally must deliver the agreed-upon purchase price in cash, and the seller must deliver securities that meet the specified characteristics of the contract.

The Fund may purchase futures contracts as an alternative to purchasing actual securities. For example, if the Fund intended to purchase certain securities but had not yet done so, it could purchase a futures contract in order to lock in current market prices while deciding on particular investments. This strategy is sometimes known as an anticipatory hedge. Alternatively, the Fund could purchase a futures contract if it had cash and short-term securities on hand that it wished to invest in longer-term securities, but at the same time the Fund wished to maintain a highly liquid position in order to be prepared to meet redemption requests or other obligations. In these strategies, the Fund would use futures contracts to attempt to achieve an overall return — whether positive or negative — similar to the return from longer-term securities, while taking advantage of potentially greater liquidity that futures contracts may offer. Although the Fund would hold cash and liquid debt securities in a segregated account with a value sufficient to cover its open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions can take several days.

The Fund may sell futures contracts to hedge its other investments against changes in value, or as an alternative to sales of securities. For example, if the Adviser anticipated a decline in the price of a particular security, but did not wish to sell such securities owned by the Fund, it could sell a futures contract in order to lock in a current sale price. If prices subsequently fell, the futures contract’s value would be expected to rise and offset all or a portion of the loss in the securities that the Fund had hedged. Of course, if prices subsequently rose, the futures contract’s value could be expected to fall and offset all or a portion of the benefit to the Fund.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. Thus, a purchase or sale of a futures contract may result in losses or gains in excess of the amount invested in the contract.

Futures margin payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit “initial margin” with a futures broker (known as a futures commission merchant, or FCM), when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange where the contract is traded, and may be maintained in cash or high quality liquid securities. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this

5

amount. Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund’s investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to a return of margin owed to it only in proportion to the amount received by the FCM’s other customers. The Adviser will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business.

Correlation of price changes. The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is likely that the standardized futures contracts available to the Fund will not match the Fund’s current or anticipated investments. Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation between the Fund’s investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits for futures contracts. The Fund may purchase or sell futures contracts with a greater or lesser value than the securities they wish to hedge or intend to purchase in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce anticipated gains or result in losses that are not offset by the gains in the Fund’s other investments.

Liquidity of futures contracts. Because futures contracts are generally settled within a day from the date they are closed out, as compared with a longer settlement period for other types of securities, the futures markets can provide liquidity superior to the securities markets in many cases. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it would prevent prompt liquidation of unfavorable futures positions, and potentially could require the Fund to continue to hold a futures position until the delivery date regardless of changes in its value. As a result, the Fund’s access to other assets held to cover its futures positions could also be impaired.

Index Futures and Related Options. An index futures contract is a contract to buy or sell an integral number of units of a stock index (i.e., the Standard & Poor’s 500 Price® Index or the Russell 2000® Index) at a specified future date at a price agreed upon when the contract is made. A unit is the value of the relevant index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an index.

Risks of Futures Transactions. The risks related to the use of futures contracts include: (i) the correlation between movements in the market price of the Fund’s investments (held or intended for purchase) being hedged and in the price of the futures contract may be imperfect; (ii) possible lack of a liquid secondary market for closing out futures positions; (iii) the need for additional portfolio management skills and techniques; and (iv) losses due to unanticipated market movements. Successful use of futures by the Fund is subject to the Adviser’s ability to predict correctly movements in the direction of the market.

Illiquid Securities

The Fund may not invest more than 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days and securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

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Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

The Adviser will monitor the liquidity of restricted securities in the Fund under the supervision of the Company’s Board of Directors. In reaching liquidity decisions, the Adviser may consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investment Company Securities

The Fund may invest in securities issued by other investment companies to the extent permitted by the 1940 Act. Under the 1940 Act, the Fund’s investments in such securities currently are limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses. Rule 12d1-1 under the 1940 Act permits the Fund to invest an unlimited amount of its uninvested cash in a money market fund, so long as, among other things, said investment is consistent with the Fund’s investment objectives and policies. As a shareholder in an investment company, the Fund would bear its pro rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses.

Lending of Fund Securities

The Fund may lend its portfolio securities to financial institutions. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreases below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers which the Adviser deems to be of good standing and only when, in the Adviser’s judgment, the income to be earned from the loans justifies the attendant risks. The Fund may not make loans in excess of 33 1/3% of the value of its total assets. The Fund does not have the right to vote loaned securities. The Fund may attempt to call loaned securities back to permit the exercise of voting rights if time and jurisdictional restrictions permit. There is no guarantee that all loans can be recalled.

Portfolio Turnover

Those investment strategies that require periodic changes to portfolio holdings with the expectation of outperforming equity indices are typically referred to as “active” strategies. These strategies contrast with “passive” (“index”) strategies that buy and hold only the stocks in the equity indices. Passive strategies tend to trade infrequently—only as the stocks in the indices change (largely due to changes in the sizes of the companies in the indices, takeovers or bankruptcies). Most equity mutual funds pursue active strategies, which have higher turnover than passive strategies.

The generally higher portfolio turnover of active investment strategies can adversely affect taxable investors, especially those in higher marginal tax brackets, in two ways. First, short-term capital gains, which often accompany higher turnover investment strategies, are currently taxed at ordinary income rates. Ordinary income tax rates are higher than long-term capital gain tax rates for middle and upper income taxpayers. Thus, the tax liability is often higher for investors in active strategies. Second, the more frequent realization of gains caused by higher turnover investment strategies means that taxes will be paid sooner. Such acceleration of the tax liability is financially more costly to investors. Less frequent realization of capital gains allows the payment of taxes to be deferred until later years, allowing more of the gains to compound before taxes are paid. Consequently, after-tax compound rates of return will generally be higher for taxable investors using investment strategies with very low turnover, compared with high turnover strategies. The difference is particularly large when the general market rates of return are higher than average.

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Although tax considerations should not typically drive investment decisions, the Adviser recommends that all of its investors consider their ability to allocate tax-deferred assets (such as Individual Retirement Accounts (“IRA’s”) and other retirement plans) to active strategies, and taxable assets to lower turnover passive strategies, when considering their investment options. Generally, investors will earn better after-tax returns investing tax-advantaged assets in active strategies, while using very low turnover passive strategies for their taxable investments.

The portfolio turnover rate is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities with maturities at the time of acquisition of one year or less) by the monthly average value of the securities in the portfolio during the year. Under normal market conditions, it is expected that the Fund’s portfolio turnover will range between 200% to 400%.

Put and Call Options

The Fund may purchase and write (sell) put and call options relating to particular securities or to various indices which may or may not be listed on a national securities exchange or issued by the Options Clearing Corporation.

Purchasing Put Options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. The option may give the Fund the right to sell only on the option’s expiration date, or may be exercisable at any time up to and including that date. In return for this right, the Fund pays the current market price for the option (known as the option premium). The option’s underlying instrument may be a security or a futures contract.

The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. If the Fund exercises a put option on a futures contract, it assumes a seller’s position in the underlying futures contract. Purchasing an option on a futures contract does not require the Fund to make futures margin payments unless it exercises the option. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

Put options may be used by the Fund to hedge securities it owns, in a manner similar to selling futures contracts, by locking in a minimum price at which the Fund can sell. If security prices fall, the value of the put option would be expected to rise and offset all or a portion of the Fund’s resulting losses. The put thus acts as a hedge against a fall in the price of such securities. However, all other things being equal (including securities prices), option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option in the form of the premium (and transaction costs), the Fund would expect to suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium. This potential loss represents the cost of the hedge against a fall in prices. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged to the same extent as selling a futures contract.

Purchasing Call Options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price (call options on futures contracts are settled by purchasing the underlying futures contract). By purchasing a call option, the Fund would attempt to participate in potential price increases of the underlying instrument, with results similar to those obtainable from purchasing a futures contract, but with risk limited to the cost of the option if security prices fall. At the same time, the Fund can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

The Fund will purchase call options only in connection with “closing purchase transactions.” The Fund may terminate its position in a call option by entering into a closing purchase transaction. A closing purchase transaction is the purchase of a call option on the same security with the same exercise price and call period as the option previously written by the Fund. If the Fund is unable to enter into a closing purchase transaction, the Fund may be required to hold a security that it might otherwise have sold to protect against depreciation.

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Writing Put Options. When the Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the Fund will be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The Fund may write put options as an alternative to purchasing actual securities. If security prices rise, the Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Fund would expect to suffer a loss. This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing Call Options. Writing a call option obligates the Fund to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, as described above, except that writing covered call options generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. At the same time, because the Fund would have to be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, the Fund would give up some ability to participate in security price increases when writing call options.

Combined Option Positions. The Fund may purchase and write options in combination with each other to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Options on Indices/Unlisted Over-the-Counter Options. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

The Fund will engage in unlisted over-the-counter options only with broker-dealers deemed creditworthy by the Adviser. Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. The Fund bears the risk that the broker-dealer will fail to meet its obligations. There is no assurance that the Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

Risks of Options Transactions. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options are subject to risks similar to those described above with respect to futures contracts, including the risk of imperfect correlation between the option and the Fund’s other investments and the risk that there might not be a liquid secondary market for the option. In the case of options on futures contracts, there is also a risk of imperfect correlation between the option and the underlying futures contract. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments’ current value will have the highest trading volume, while options whose strike prices are further away may be less liquid. The liquidity of options may also be affected if options exchanges impose trading halts, particularly when markets are volatile.

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Asset Coverage for Futures and Options Positions. The Fund will not use leverage in its options and futures strategies. The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options or futures contracts or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The Fund will comply with guidelines established by the Securities and Exchange Commission (“SEC”) with respect to coverage of options and futures strategies by mutual funds, and, if the guidelines so require, will set aside cash and liquid securities in a segregated account with its custodian bank in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Limitations on Futures and Options Transactions. The Company, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the Commodity Futures Trading Commission (“CFTC”) and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act, the Fund will not enter into any commodity futures contract or option on a commodity futures contract for non-hedging purposes if, as a result, the sum of initial margin deposits on commodity futures contracts and related commodity options and premiums paid for options on commodity futures contracts the Fund has purchased would exceed 5% of the Fund’s net assets after taking into account unrealized profits and losses on such contracts, except as may be otherwise permitted under applicable regulations.

The Fund’s limitations on investments in futures contracts and their policies regarding futures contracts and the limitations on investments in options and its policies regarding options discussed above in this SAI, are not fundamental policies and may be changed by the Company’s Board of Directors as regulatory agencies permit.

Repurchase Agreements

The Fund may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price. The repurchase price under repurchase agreements generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with whom the Fund may enter into repurchase agreements will be banks and broker/dealers which the Adviser considers creditworthy pursuant to criteria approved by the Board of Directors. The Adviser will consider, among other things, whether a repurchase obligation of a seller involves minimal credit risk to the Fund in determining whether to have the Fund enter into a repurchase agreement. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price plus accrued interest. The Adviser will mark to market daily the value of the securities and will, if necessary, require the seller to maintain additional securities, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to a possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations. The Company’s custodian will hold securities subject to repurchase agreements in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

Reverse Repurchase Agreements

Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase the securities at an agreed upon price, date and rate of interest. Such agreements are considered to be borrowings under the 1940 Act, and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Fund will maintain in a segregated account with its custodian or a qualified sub-custodian, cash, or other liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement and will monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase.

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Rights Offerings and Purchase Warrants

Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Section 4(2) Paper

“Section 4(2) paper” is commercial paper, which is issued in reliance on the “private placement” exemption from registration, which is afforded by Section 4(2) of the Securities Act of 1933, as amended. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Fund which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See “Illiquid Securities” and Appendix “A” to this SAI for a list of commercial paper ratings.

Short Sales

Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with positions taken by the staff of the SEC.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale. The Fund may purchase call options to provide a hedge against an increase in the price of a security sold short.

The Fund anticipates that the frequency of short sales will vary substantially in different periods, and it does not intend that any specified portion of its assets, as a matter of practice, will be invested in short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund’s net assets. The Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price, but also wishes possibly to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in the Fund’s long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount

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the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

Short Sales “Against the Box”

In addition to the short sales discussed above, the Fund may make short sales “against the box,” a transaction in which the Fund enters into a short sale of a security that the Fund owns. The proceeds of the short sale will be held by a broker until the settlement date at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale. It currently is anticipated that the Fund will make short sales against the box for purposes of protecting the value of the Fund’s net assets and will not engage in short sales against the box for speculative purposes.

A short sale against the box will defer recognition of gain for federal income tax purposes only if the Fund subsequently closes the short position by making a purchase of the relevant securities no later than 30 days after the end of the taxable year.

Temporary Investments

The short-term and medium-term debt securities in which the Fund may invest for temporary defensive purposes consist of: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

U.S. Government Obligations

The Fund may purchase U.S. government agency and instrumentality obligations that are debt securities issued by U.S. government-sponsored enterprises and federal agencies. Some obligations of agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. government or by U.S. Treasury guarantees, such as securities of the Government National Mortgage Association (“GNMA”) and the Federal Housing Authority; others, by the ability of the issuer to borrow, provided approval is granted, from the U.S. Treasury, such as securities of Federal Home Loan Mortgage Corporation (“Freddie Mac”) and others, only by the credit of the agency or instrumentality issuing the obligation, such as securities of Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Banks (“FHLBs”). Such guarantees of U.S. government securities held by a Fund do not, however, guarantee the market value of the shares of the Fund. There is no guarantee that the U.S. government will continue to provide support to its agencies or instrumentalities in the future. U.S. government obligations that are not backed by the full faith and credit of the U.S. government are subject to greater risks than those that are backed by the full faith and credit of the U.S. government. All U.S. government obligations are subject to interest rate risk.

In September 2008, the U.S. Treasury Department and Federal Housing finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed in conservatorship under the FHFA.  On June 16, 2010, FHFA ordered Fannie Mae’s and Freddie Mac’s stock de-listed from the New York Stock Exchange after the price of common stock in Fannie Mae fell below the New York Stock Exchange’s minimum average closing price of $1 for more than 30 days. The long-term effect that this conservatorship will have on Fannie Mae’s and Freddie Mac’s debt and equity and on securities guaranteed by Fannie Mae and Freddie Mac is unclear.

In a February 2011 report to Congress from the Treasury and the Department of Housing and Urban Development, the Obama administration provided a plan to reform the U.S. housing finance market.  The plan would reduce the role of and eventually eliminate Fannie Mae and Freddie Mac. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Authority or guaranteed by the Department of Veterans Affairs.  The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of Fannie Mae and Freddie Mac, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government

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backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

In addition, in August 2012, the Treasury announced that it had amended the terms of its bailout agreement with Fannie Mae and Freddie Mac in order to decrease the holdings of each firm more quickly.  Under the amended agreement, both Fannie Mae and Freddie Mac will have to turn over all profits they earn every quarter. They will also have to accelerate the reduction of their mortgage holdings to hit a cap of $250 million by 2018, four years earlier than planned.  Under the new arrangement, the portfolios of Fannie Mae and Freddie Mac can be no larger than $650 billion each at the end of 2012.

The Fund’s net assets may be invested in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government, including, if applicable, options and futures on such obligations. The maturities of U.S. government securities usually range from three months to thirty years. Examples of types of U.S. government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, GNMA, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, the Maritime Administration, the Asian-American Development Bank and the Inter-American Development Bank. U.S. government securities may include inflation-indexed fixed income securities, such as U.S. Treasury Inflation Protected Securities (“TIPS”). The interest rate of TIPS, which is set at auction, remains fixed throughout the term of the security and the principal amount of the security is adjusted for inflation. The inflation-adjusted principal is not paid until maturity.

There is risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. A Fund may purchase U.S. Government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. Government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

When-Issued Securities and Forward Commitments

The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. These transactions involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit the Fund to lock-in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. The Fund’s when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets absent unusual market conditions. The Fund does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of its investment objective.

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INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations which may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of the Fund’s outstanding shares (as defined in Section 2(a) (42) of the 1940 Act). As used in this SAI and in the Prospectus, “shareholder approval” and a “majority of the outstanding shares” of the Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund. The Fund may not:

1.                       Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of a Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by a Fund, except that up to 25% of the value of a Fund’s assets may be invested without regard to such limitation.

2.                       Borrow money, except to the extent permitted under the 1940 Act or mortgage, pledge or hypothecate any of its assets in connection with any such borrowing except in amounts not in excess of 125% of the dollar amounts borrowed. The 1940 Act permits an investment company to borrow in an amount up to 33 1/3% of the value of such company’s total assets. For purposes of this investment limitation, the entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

3.                       Purchase any securities which would cause, at the time of purchase, 25% or more of the value of the total assets of the Fund to be invested in the obligations of issuers in any industry, provided that there is no limitation with respect to investments in U.S. government obligations.

4.                       Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund’s permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Fund’s annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Company, such amounts are qualifying income under federal income tax provisions applicable to regulated investment companies.

5.                       Purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions, and except that the Fund may establish margin accounts in connection with its use of options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

6.                       Underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws.

7.                       Purchase or sell real estate or real estate limited partnership interests, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein or in real estate investment trusts.

8.                       Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

9.                       Invest in oil, gas or mineral-related exploration or development programs or leases.

10.                Purchase any securities issued by any other investment company, except to the extent permitted by the 1940 Act and except in connection with the merger, consolidation or acquisition of all the securities or assets of such an issuer.

11.                Make investments for the purpose of exercising control or management, but the Fund will vote those securities it owns in its portfolio as a shareholder in accordance with its views.

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12.                Issue any senior security, as defined in Section 18(f) of the 1940 Act, except to the extent permitted by the 1940 Act.

13.                Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings as described in Limitation 1 above and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

*        *        *

If a percentage restriction under one of the Fund’s investment policies or limitations or the use of assets is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company has adopted, on behalf of the Fund, a policy relating to the disclosure of the Fund’s portfolio securities to ensure that disclosure of information about portfolio holdings is in the best interests of Fund shareholders. The policies relating to the disclosure of the Fund’s portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund’s operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of the Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose the Fund’s portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR and Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

The Adviser currently makes the Fund’s top ten holdings, sector weightings and portfolio characteristics publicly available on its web site, www.boglefunds.com, as disclosed in the following table:

Information Posting	Frequency of Disclosure	Date of Web Posting
Top 10 Portfolio Holdings and other portfolio characteristics	Quarterly	6 to 7 weeks after the end of each calendar quarter

The scope of the information relating to the Fund’s portfolio that is made available on the web site may change from time to time without notice. The Adviser or its affiliates may include the Fund’s portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the web site.

The Company may distribute or authorize the distribution of information about the Fund’s portfolio holdings that is not publicly available to its third-party service providers of the Company, which include The Bank of New York Mellon, the custodian;  BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the administrator, accounting agent and transfer agent; PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm; Drinker Biddle & Reath LLP, legal counsel; Merrill Corporation, the financial printer; and  Institutional Shareholder Services Inc., the Fund’s proxy voting service. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client

15

relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to (i) certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information, and (ii) financial consultants to assist them in determining the suitability of the Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Company’s and the Adviser’s fiduciary duties to Fund shareholders. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings. The Board of Directors of the Company or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions. Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Fund’s portfolio.

The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of the Fund.

Any violations of the policy set forth above as well as any corrective action undertaken to address such violations must be reported by the Adviser, director, officer or third party service provider to the Company’s Chief Compliance Officer who will determine whether the violation should be reported immediately to the Board of Directors of the Company or at its next quarterly Board meeting.

MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the oversight of the Company’s Board of Directors (the “Board”), subject to the laws of the State of Maryland and the Company’s Charter.

The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers. The officers of the Company conduct and supervise the Company’s daily business operations.

Directors who are not deemed to be “interested persons” of the Company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” The Board is currently composed of six Independent Directors and two Interested Directors. The Board has selected Arnold M. Reichman, an Independent Director, to act as Chairman. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate. The Chairman may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The Board has established five standing committees — Audit, Product Development, Executive, Nominating and Governance, and Regulatory Oversight Committees. The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section “Standing Board Committees,” below.

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The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

Directors and Executive Officers

The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below.

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
INDEPENDENT DIRECTORS

Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	Director and Vice Chairman, Comcast Corporation (cable television and communications) from 1969 to 2011.	17	AMDOCS Limited (service provider to telecommunications companies)

J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	17	None

Gregory P. Chandler 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/66	Director	2012 to present	Since May 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from February 2003-April 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	17	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).

Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/43	Director	2006 to present	Consultant, financial services organizations from 1997 to present.	17	Kalmar Pooled Investment Trust; (registered investment company); Wilmington Funds (registered investment company); WT Mutual Fund (registered investment company) (until March 2012)

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Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 DOB: 5/48	Chairman	2005 to present	Co-Founder and Chief Executive Officer, Lifebooker, LLC, from 2006 to present.	17	None

	Director	1991 to present

Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/41	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; from 1980 to present, Founding Partner, Straniere Law Group; from 2006 to 2008, President, The New York City Hot Dog Company.	17	Reich and Tang Group (asset management); The SPARX Asia Funds Group (registered investment company) (until 2009)

INTERESTED DIRECTORS(2)

Jay F. Nusblatt 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/61	Director	2012 to present	Since July 2010, Head of U.S. Fund Accounting and Administration, BNY Mellon Asset Servicing; from 2006 to July 2010, Senior Vice President, Fund Accounting and Administration, PNC Global Investment Servicing.	17	None

Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Vice President and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	17	Kensington Funds (registered investment company) (until 2009)

OFFICERS

Salvatore Faia, JD, CPA, CFE Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 209 Chadds Ford, PA 19317 DOB: 12/62	President and Chief Compliance Officer	President 2009 to present and Chief Compliance Officer 2004 to present	President, Vigilant Compliance Services since 2004; and Director of Energy Income Partnership since 2005.	N/A	N/A

Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	2009 to present	Since 1993 Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (financial services company)	N/A	N/A

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Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
Jennifer Rogers 301 Bellevue Parkway Wilmington, DE 19809 DOB: 7/74	Secretary	2007 to present	Since 2005, Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A

James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company)	N/A	N/A

Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103 DOB: 7/59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm)	N/A	N/A

* Each Director oversees seventeen portfolios of the Company that are currently offered for sale.

(1)          Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal.  The Board reserves the right to waive the requirements of the Policy with respect to an individual Director.  The Board has approved a waiver of the policy with respect to Mr. Brodsky. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2)          Messrs. Sablowsky and Nusblatt are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.”  Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Nusblatt is considered an “Interested Director” of the Company by virtue of his position as the Head of U.S. Fund Accounting and Administration at BNY Mellon Asset Servicing, administrator and accounting agent and transfer agent to the Company.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years.  Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director.  The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company.  Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience.    Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company.  Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry.  Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the financial services industry.  Mr. Nusblatt has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the financial services industry.  Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions

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in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards.

Standing Committees

The responsibilities of each Committee of the Board and its members are described below.

Audit Committee.  The Board has an Audit Committee comprised of three Independent Directors.  The current members of the Audit Committee are Messrs. Brodsky, Giordano and Chandler.  The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors.  The Audit Committee convened four times during the fiscal year ended August 31, 2012.

Executive Committee.  The Board has an Executive Committee comprised of one Interested Director and three Independent Directors.  The current members of the Executive Committee are Messrs. Giordano, Reichman,Sablowsky and Chandler.  The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session. The Executive Committee did not meet during the fiscal year ended August 31, 2012.

Nominating and Governance Committee.  The Board has a Nominating and Governance Committee comprised only of Independent Directors.  The current members of the Nominating and Governance Committee are Messrs. Carnall, Giordano, and Reichman.  The Nominating and Governance Committee recommends to the Board of Directors all persons to be nominated as Directors of the Company.  The Nominating and Governance Committee will consider nominees recommended by shareholders.  Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee convened three times during the fiscal year ended August 31, 2012.

Regulatory Oversight Committee.  The Board has a Regulatory Oversight Committee comprised of two Interested Director and three Independent Directors.  The current members of the Regulatory Oversight Committee are Messrs. Carnall, Reichman, Sablowsky, Straniere and Nusblatt.  The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened four times during the fiscal year ended August 31, 2012.

Product Development Committee.  The Board has a Product Development Committee comprised of two Interested Directors and one Independent Director. The current members of the Product Development Committee are Messrs. Reichman, Sablowsky and Nusblatt. The Product Development Committee oversees the process regarding the addition of new investment advisers and investment products to the Company and evaluates the Company’s current investment advisers and investment products. The Product Development Committee is new and did not meet during the fiscal year ended August 31, 2012.

Risk Oversight

The Board of Directors performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s Chief Compliance Officer.  The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk.  Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment management and business affairs.  Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting

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regularly with the Company’s Chief Compliance Officer to discuss compliance reports, findings and issues.  The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

Board oversight of risk management is also provided by various Board Committees.  For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations.

The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.  The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

Director Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund and in all of the portfolios (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him), as of December 31, 2011.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
INDEPENDENT DIRECTORS
Julian A. Brodsky	None	Over $100,000
J. Richard Carnall	None	$10,001-$50,000
Gregory P. Chandler	None	None
Nicholas A. Giordano	None	$10,001-$50,000
Arnold M. Reichman	None	Over $100,000
Robert A. Straniere	None	$1-$10,000
INTERESTED DIRECTORS
Jay F. Nusblatt	None	None
Robert Sablowsky	$50,001-$100,000	Over $100,000

Directors’ and Officers’ Compensation

Effective January 1, 2012, the Company pays each Director a retainer at the rate of $27,500 annually, $3,500 for each regular meeting of the Board of Directors, $2,000 for each committee meeting or special meeting of the Board of Directors attended in-person and $1,000 for each committee meeting or special meeting of the Board of Directors and Committee meeting attended telephonically. From February 1, 2010 to December 31, 2011, the Company paid each Director a retainer at the rate of $17,500 annually, $3,500 for each regular meeting of the Board of Directors, $1,500 for each committee meeting or special meeting of the Board of Directors attended in person and $1,000 for each committee meeting or special meeting of the Board of Directors and Committee meeting attended telephonically.  The Chairman of the Board receives an additional fee of $17,500 per year for his services in this capacity, and each Chairman of the Audit Committee, Nominating and Governance Committee and Regulatory

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Oversight Committee receives an additional fee of $4,000 per year for his services. From February 2, 2010 to December 31, 2011, The Chairman of the Board received an additional fee of $12,000 per year for his services in this capacity.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof. The Company also compensates its President and Chief Compliance Officer for his services to the Company. For the fiscal year ended August 31, 2012, each of the following members of the Board of Directors and the President and Chief Compliance Officer received compensation from the Fund in the following amounts:

Name of Director/Officer	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors or Officers
FISCAL YEAR ENDED AUGUST 31, 2012
Independent Directors:
Julian A. Brodsky, Director	$1,652.98	N/A	N/A	$46,000.00
J. Richard Carnall, Director	$1,691.21	N/A	N/A	$48,000.00
Gregory P. Chandler, Director*	$290.32	N/A	N/A	$6,875.00
Nicholas A. Giordano, Director	$1,961.39	N/A	N/A	$55,000.00
Francis J. McKay, Director**	$604.48	N/A	N/A	$18,375.00
Arnold M. Reichman, Director and Chairman	$2,449.98	N/A	N/A	$68,125.00
Marvin E. Sternberg, Director***	$460.78	N/A	N/A	$11,375.00
Robert A. Straniere, Director	$1,649.52	N/A	N/A	$46,000.00
Interested Directors:
Jay F. Nusblatt, Director*	$0	N/A	N/A	$0
Robert Sablowsky, Director	$1,837.35	N/A	N/A	$50,000.00
Officers:
Salvatore Faia, Esquire, CPA Chief Compliance Officer and President	$14,720.37	N/A	N/A	$339,996.00

* Messrs. Chandler and Nusblatt were elected to the Board of Trustees on June 19, 2012 and, therefore, the compensation reflected is for the period June 19, 2012 through August 31, 2012.

** Mr. McKay died on December 17, 2011.

***Mr. Sternberg died on October 29, 2011.

As of December 31, 2011, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

On October 24, 1990, the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees, pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. Edward J. Roach, who served as President and Treasurer until June 1, 2009, has been the only employee who has participated in the Fund Office Retirement Profit-Sharing Plan and Trust Agreement. No officer, director or employee of the Adviser or the distributor currently receives any compensation from the Company.

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CODE OF ETHICS

The Company, the Adviser and Foreside Funds Distributors, LLC, formerly known as BNY Mellon Distributors Inc. (“Foreside Distributors”) have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

PROXY VOTING POLICIES

The Board of Directors has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Fund to the Adviser, subject to the Board’s continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Fund. The Adviser will consider factors affecting the value of the Fund’s investments and the rights of shareholders in its determination on voting portfolio securities.

The Adviser has adopted proxy voting procedures with respect to voting proxies relating to portfolio securities held by the Fund. The Adviser employs a third party service provider to assist in the voting of proxies. These procedures have been provided to the service provider, who analyzes the proxies and votes such proxies in the manner outlined in the Adviser’s procedures. A copy of the Adviser’s Proxy Voting Guidelines is included with this SAI. Please see Appendix B to this SAI for further information.

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-877-264-5346 and by visiting the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of November 30, 2012 to the Company’s knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of the Fund as indicated below. See “Additional Information Concerning Company Shares” below. Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to “control” (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.

INVESTOR CLASS

Shareholder Name and Address	Number and Percentage of Shares Owned as of November 30, 2012
National Financial Services LLC For the Exclusive Benefit of our Customers One World Trade Financial Center Attn: MUT FND DEPT 5th Floor 200 Liberty Street New York, NY 10281-1003	188,502.759	7.23%

TD Ameritrade Inc. For the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103-2226	151,141.749	5.80%

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INSTITUTIONAL CLASS

Shareholder Name and Address	Number and Percentage of Shares Owned as of November 30, 2012
Charles Schwab & CO Inc. Special Custody Account for the Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	694,916.070	30.28%

National Financial Services LLC For the Exclusive Benefit of Our Customers One World Trade Financial Center Attn: MUT FND DEPT 5th Floor 200 Liberty Street New York, NY 10281-1003	525,357.532	22.89%

American Trust Center 1151 3rd Avenue W Dickinson, ND 58601-3804	155,618.504	6.78%

As of November 30, 2012, the Directors and officers as a group owned 4.47% of the Schneider Value Fund, 1.08% of the Schneider Small Cap Value Fund and less than 1% of the outstanding shares of each other portfolio and class within the Company.

INVESTMENT ADVISORY AND OTHER SERVICES

Advisory Agreement

The Adviser renders advisory services to the Fund pursuant to an Investment Advisory Agreement (“Advisory Agreement”) dated September 15, 1999. Under the Advisory Agreement, the Adviser is entitled to receive a monthly fee from the Fund calculated at an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has agreed to limit the Fund’s Total Annual Operating Expenses (excluding certain items discussed below to the extent that such expenses exceed 1.25% of the Fund’s Institutional Class average daily net assets and 1.35% of the Fund’s Investor Class average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and certain of these expenses could cause net total annual fund operating expenses to exceed 1.25% or 1.35%, as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes.  This contractual limitation is in effect until December 31, 2013 and may not be terminated without the approval of the Company’s Board of Directors. As necessary, this limitation is effected in waivers of advisory fees and reimbursements of expenses exceeding the advisory fee. There can be no assurance that the Adviser will continue such waivers indefinitely. John C. Bogle, Jr., the Fund’s portfolio manager (the “Portfolio Manager”), is the President of the Adviser.

Subject to the supervision of the Company’s Board of Directors, the Adviser will provide for the overall management of the Fund including (i) the provision of a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents, (ii) the determination from time to time of what securities and other investments will be purchased, retained, or sold by the Fund, and (iii) the placement from time to time of orders for all purchases and sales made for the Fund.

The Adviser will pay all expenses incurred by it in connection with its activities under the Advisory Agreement. The Fund bears all of its own expenses not specifically assumed by the Adviser. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company’s Board of Directors in such manner as it deems to be fair and equitable. Expenses borne by the Fund include, but are not limited to the expenses listed in the Prospectus and the following (or the Fund’s share of the following): (a) the cost (including brokerage commissions) of securities

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purchased or sold by the Fund and any losses incurred in connection therewith; (b) expenses of organizing the Company that are not attributable to a class of the Company; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or the Fund for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) costs of mailing and tabulating proxies and costs of shareholders’ and Directors’ meetings; and (g) the cost of investment company literature and other publications provided by the Company to its directors and officers. Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Company, are allocated to such class.

Under the Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

Disclosure relating to the material factors and the conclusions with respect to those factors that formed the basis for the Board of Directors’ approval of the continuation of the Fund’s investment advisory agreement may be reviewed in the Fund’s annual report to shareholders dated August 31, 2012, which may be obtained by calling (877) 264-5346 or visiting the SEC’s website at www.sec.gov.

The advisory fees, including waivers and reimbursements for the past three fiscal years are as follows:

For the Fiscal Year Ended	Advisory Fees (after waivers and reimbursements)	Waivers	Reimbursements
August 31, 2012	$773,004	$242,905	$0
August 31, 2011	$938,729	$203,983	$0
August 31, 2010	$668,244	$225,810	$0

The Advisory Agreement provides that the Adviser shall at all times have all rights in and to the Fund’s name and all investment models used by or on behalf of the Fund. The Adviser may use the Fund’s name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder, and the Company has agreed to execute and deliver any and all documents required to indicate its consent to such use.

Portfolio Manager

Description of Compensation. The Fund’s Portfolio Manager receives a base salary, a retirement plan contribution, a bonus and profit distributions from his ownership stake in the Adviser. Compensation and bonus is based on the Adviser’s overall profitability. The Adviser’s profitability, and thus compensation from its profit distributions, is directly related to the Adviser’s investment performance for accounts with performance-based fees (most accounts, all strategies), as well as assets under management. Base salary and bonuses are determined annually based on a series of factors including investment performance and the Adviser’s profitability. An annual retirement plan contribution is based on a fixed percentage of total annual salary and bonus.

          Material Conflicts of Interest. The Adviser does not trade any proprietary accounts; however, the Portfolio Manager does have an economic interest in several of the accounts managed by the Adviser, either through direct ownership or through performance fees. Therefore, the Adviser has policies in place to ensure that accounts in which the Portfolio Manager holds an interest (either directly or through a potential performance fee) are not favored over other accounts. This conflict is mitigated in the following ways:  (1) equitable, well documented trade allocation procedures; (2) daily performance monitoring and risk tracking; (3) broad direct ownership by the Portfolio Manager in all of the Adviser’s investment strategies; (4) performance-based fees in accounts that represent all of the Adviser’s investment strategies; and (5) ownership and compensation policies based on the success of the overall Adviser, not just a specific investment strategy.

Other Accounts. The table below discloses accounts, other than the Fund, for which the Portfolio Manager is primarily responsible for the day-to-day portfolio management, as of the Fund’s most recently completed fiscal year ended August 31, 2012.

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Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
John C. Bogle, Jr.	Other Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles:	5	$622mm	5	$622mm
	Other Accounts:	1	$29mm	1	$29mm

Securities Ownership. The following table sets forth the dollar range of equity securities beneficially owned by the Portfolio Manager in the Fund as of August 31, 2012:

Portfolio Manager	Dollar ($) Value of Fund Shares Beneficially Owned
John C. Bogle, Jr.	Over $1 million

Custodian Agreements

The Bank of New York Mellon (“BNY”), One Wall Street, New York, NY 10286, serves as custodian of the Fund’s assets pursuant to a custodian agreement between BNY and the Company dated as of July 18, 2011 (the “Custodian Agreement”). Under the Custodian Agreement, BNY (a) maintains a separate account or accounts in the name of the Fund, (b) holds and transfers portfolio securities on account of the Fund, (c) accepts receipts and makes disbursements of money on behalf of the Fund, (d) collects and receives all income and other payments and distributions on account of the Fund’s portfolio securities and (e) makes periodic reports to the Company’s Board of Directors concerning the Fund’s operations. BNY is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that BNY remains responsible for the performance of all its duties under the Custodian Agreement and holds the Company harmless from the acts and omissions of any sub-custodian. The Fund has made arrangements with BNY Mellon Investment Servicing Trust Company to serve as custodian for Individual Retirement Accounts (“IRAs”). For its services to the Fund under the Custodian Agreement, BNY receives a fee calculated at 0.03% of the Fund’s average daily net assets, subject to a minimum monthly fee of $1,500.

Transfer Agency Agreements

BNY Mellon, with corporate offices at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement dated November 5, 1991, as supplemented for the Fund on September 15, 1999 (collectively, the “Transfer Agency Agreement”). Under the Transfer Agency Agreement, BNY Mellon (a) issues and redeems Shares of the Fund, (b) addresses and mails all communications by the Fund to record owners of Shares of the Fund, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to the Company’s Board of Directors concerning the operations of the Fund. For its services to the Fund under the Transfer Agency Agreement, BNY Mellon receives a monthly fee, dependent upon the account type, at the annual rate of $10 to $18 per account for the Fund, with a minimum monthly fee of $3,000 per class payable monthly on a pro rata basis exclusive of out-of-pocket expenses, and also receives reimbursement of its out-of-pocket expenses.

BNY Mellon also provides services relating to the implementation of the Company’s Anti-Money Laundering Program. The Company pays an annual fee, ranging from $3,000 - $50,000, based on the number of open accounts in the Fund. In addition, BNY Mellon provides services relating to the implementation of the Company’s Customer Identification Program, including the verification of required customer information and the maintenance of records with respect to such verification. The Fund will pay BNY Mellon $2.25 per customer verification and $0.02 per month per record result maintained.

Administration and Accounting Services Agreement

BNY Mellon also serves as the Fund’s administrator and fund accounting agent pursuant to an Administration and Accounting Services Agreement dated as of September 15, 1999, (the “Administration Agreement”). BNY

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Mellon has agreed to calculate the Fund’s net asset value (“NAV”), provide all accounting services for the Fund and assist in related aspects of the Fund’s operations. The Administration Agreement provides that BNY Mellon shall be obligated to exercise care and diligence in the performance of its duties, to act in good faith and to use its best efforts, within reasonable limits, in performing services thereunder. BNY Mellon shall be responsible for failure to perform its duties under the Administration Agreement arising out of BNY Mellon’s gross negligence. In consideration for providing services pursuant to the Administration Agreement, BNY Mellon receives a fee calculated at an annual rate of 0.115% of the Fund’s average daily net assets, subject to a minimum of $6,250 per month, exclusive of out-of-pocket expenses and pricing charges. BNY Mellon is currently waiving 0.0125% of its annual fee.

The Administration Agreement provides that BNY Mellon shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it or its duties and obligations thereunder.

On June 1, 2003, the Company entered into a Regulatory Administration Services Agreement with BNY Mellon. Under this agreement, BNY Mellon has agreed to provide regulatory administration services to the Company. These services include the preparation and coordination of the Company’s annual post-effective amendment filing and supplements to the Fund’s registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company’s regulatory administration. BNY Mellon receives an annual fee based on the average daily net assets of the portfolios of the Company.

The administration, accounting and regulatory administration fees, including waivers and reimbursements, for the past three fiscal years are as follows:

For the Fiscal Year Ended	Administration, Accounting and Regulatory Administration Fees and Expenses (after waivers and reimbursements)	Waivers	Reimbursements
August 31, 2012	$154,954	$12,699	$0
August 31, 2011	$150,477	$14,284	$0
August 31, 2010	$141,233	$11,176	$0

 Distribution and Shareholder Servicing

            Foreside Funds Distributors, LLC, formerly known as BNY Mellon Distributors Inc. (the “Underwriter” or “Foreside  Distributors”), whose principal business address is 400 Berwyn Park, 899 Cassatt Road, Berwyn, PA 19312, serves as the principal underwriter of the Fund pursuant to the terms of a distribution agreement  effective as of April 1, 2012 (the “Distribution Agreement”) entered into by Foreside  Distributors and the Company. Pursuant to the Distribution Agreement, the Underwriter will use appropriate efforts to solicit orders for the sale of Fund shares. The offering of each class’s shares is continuous. No compensation is payable by the Company to the Underwriter for distribution services with respect to the Fund; however, the Adviser pays an annual fee to Foreside  Distributors as compensation for underwriting services rendered to the Fund pursuant to the Distribution Agreement. Pursuant to a Shareholder Services Plan (the “Plan”) and a related Servicing Agreement dated March 1, 2002, the Fund will pay the Adviser a fee calculated at an annual rate of 0.10% of the average daily net assets of the Fund’s Investor Shares beneficially owned by clients of the Adviser for whom the Adviser is the dealer of record or holder of record or with whom the Adviser has a servicing relationship (“Clients”) in consideration for certain support services. Services performed by the Adviser include ongoing servicing and/or maintenance of shareholder accounts, as set forth in the Plan (“Shareholder Services”), and sub-transfer agency services, subaccounting services or administrative services, as set forth in the Plan (“Administrative Services” and collectively with Shareholder Services, “Services”).  Services may include:  (i) aggregating and processing purchase and redemption requests for Clients and placing net purchase and redemption orders with the Fund’s transfer agent, BNY Mellon; (ii) providing Clients with a service that invests the assets of their account in Investor Shares pursuant to specific or pre-authorizing instructions; (iii) processing dividend payments from the Fund on behalf of Clients; (iv) providing information periodically to Clients showing their positions in Investor Shares; (v) arranging for bank wires; (vi) responding to Client inquiries relating to the services performed by the Adviser; (vii) providing subaccounting with respect to Investor Shares beneficially owned by Clients or the information to the Fund necessary for subaccounting; (viii) if required by law, forwarding

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shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Clients; (ix) responding to Client inquires relating to dividends and distributions; (x) responding to Client inquires relating to Client account statements; (xi) responding to Client inquires relating to shareholder communications from the Fund to Clients;  (xii) providing Clients with information relating to developments affecting their Investor Shares; and (xiii) providing such other similar services as the Fund may reasonably request. The Plan permits the Fund to enter into other servicing agreements with financial institutions who provide shareholder services to beneficial owners of Investor Shares (“Shareholder Servicing Agents”). Pursuant to the Plan, each Shareholder Servicing Agent is entitled to receive aggregate fees for shareholder services not exceeding 0.25% of the average daily net assets attributable to Investor Shares of the Fund beneficially owned by the Shareholder Servicing Agent’s clients.

 The shareholder servicing fees, including waivers and reimbursements for the past three fiscal years are as follows:

For the Fiscal Year Ended	Shareholder Servicing Fees (after waivers and reimbursements)	Waivers	Reimbursements
August 31, 2012	$59,494	$0	$0
August 31, 2011	$72,390	$0	$0
August 31, 2010	$54,541	$0	$0

FUND TRANSACTIONS

Subject to policies established by the Board of Directors, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund. The Adviser has broad supervision over the placement of securities orders for the Fund. The Adviser has the authority to determine the broker-dealer to be used in any securities transaction and the commission rate to be paid. While the primary criteria for all transactions in portfolio securities is the execution of orders at the most favorable net price, numerous additional factors are considered by the Adviser when arranging for the purchase and sale of the Fund’s portfolio securities. These include restrictions imposed by the federal securities laws and the allocation of brokerage in return for certain services and materials described below. In determining the abilities of the broker-dealer to obtain best execution of a particular transaction, the Adviser will consider all relevant factors including the execution capabilities required by the transaction(s), the ability and willingness of the broker-dealer to facilitate the Fund’s portfolio transactions promptly and at reasonable expense, the importance to the Fund of speed, efficiency or confidentiality and the broker-dealer’s apparent familiarity with sources from or to whom particular securities might be purchased or sold, as well as any other matters the Adviser deems relevant to the selection of a broker-dealer for a particular portfolio transaction of the Fund.

When the “best execution” criteria are satisfied, those broker-dealers who supplement the Adviser’s capabilities with research, quotation and consulting services and computer data and software materials may be selected by the Adviser to provide brokerage services.

Ongoing research and market data feeds are critical elements of the Adviser’s investment management process. Accordingly, the Adviser is a significant user of broker-provided products and services which assist the Adviser in carrying out its investment and trading decisions. These products and services may include: trading, research and portfolio management systems and consulting services, seminars, prime brokerage, custody and clearance services, data services, trading consulting, trading and data feeds, proxy research, and trading communication services. In some cases, the Adviser acquires research products or services with soft dollars which also have non-research uses. In these cases, the Adviser makes a reasonable allocation of the cost of the product or service according to its use. That portion of the product or service which provides administrative or other non-research services is paid for by the Adviser in hard dollars.

For the fiscal year ended August 31, 2012, the Fund paid $15,381 in aggregate commissions to brokers on account of research services. All research services received from broker-dealers to whom commissions are paid are used collectively. There is no direct relationship between commissions received by a broker-dealer from the Fund’s or a particular client’s transactions and the use of any or all of that broker-dealer’s research material in relation to

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the Fund or that client’s account. The Adviser may pay a broker-dealer’s brokerage commission in excess of that which another broker-dealer might have charged for the same transaction in recognition of research and brokerage related services provided by the broker-dealer. The variations in brokerage commissions are a result of changes in the Fund’s assets, commission rates, and turnover of the Fund’s securities.

The brokerage commissions for the past three fiscal years are as follows:

For the Fiscal Year Ended	Brokerage Commissions
August 31, 2012	$149,570
August 31, 2011	$143,460
August 31, 2010	$138,686

The Fund is required to identify any securities of the Company’s regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the end of the most recent fiscal year. As of August 31, 2012, the Fund did not hold any securities of its regular broker-dealers.

The Adviser typically aggregates orders for the purchase and sale of securities for client portfolios including portfolios of the investment partnerships and registered investment companies it advises. In this process, orders for investment partnerships or registered investment companies in which the Adviser or persons associated with the Adviser have an interest may be aggregated with orders for other client portfolios. Securities purchased or proceeds of securities sold through aggregated orders are allocated to the account of each client or fund that bought or sold such securities at the average execution price. If less than the total of the aggregated orders is executed, purchased securities or proceeds will be allocated pro rata among the participating portfolios. Transaction costs for any transaction will be shared pro rata based on each portfolio’s participation in the transaction. The Fund will not purchase securities during the existence of any underwriting or selling group relating to such security of which the Adviser or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Company’s Board of Directors pursuant to Rule 10f-3 under the 1940 Act.

In no instance will portfolio securities be purchased from or sold to Foreside Distributors, BNY or the Adviser or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

Corporate debt and U.S. government securities and many micro- and small-cap stocks are generally traded on the over-the-counter market on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Fund will engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer in debt, micro- or small-cap securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

The Adviser may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Fund prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Fund’s anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Fund would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

In transactions for securities not actively traded on a securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

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PURCHASE AND REDEMPTION INFORMATION

Institutional Class shares of the Fund may be sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others. Purchase orders for Investor Class shares may be placed through a financial intermediary. Institutional Class shares and Investor Class shares may also be purchased directly from the Fund at the NAV per share, by mail or by wire.

The Company reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase of the Fund’s shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Fund’s NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.

Under the 1940 Act, the Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the “NYSE”) is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions).

Shares of the Fund are subject to redemption by the Fund, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; (2) if such redemption is, in the opinion of the Company’s Board of Directors, desirable in order to prevent the Company or any Fund from being deemed a “personal holding company” within the meaning of the Internal Revenue Code of 1986, as amended (the “Code”); or (3) if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company’s responsibilities under the 1940 Act.

The Fund reserves the right to redeem a shareholder’s account in the Fund at any time the NAV of the account falls below $500 as the result of a redemption request. Shareholders will be notified in writing that the value of their account is less than $500 and will be allowed 30 days to make additional investments before the involuntary redemption is processed.

The Fund has the right to redeem your shares at current NAV at any time and without prior notice if and to the extent that such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

TELEPHONE TRANSACTION PROCEDURES

The Company’s telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match the Company’s records; (3) requiring the Company’s service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller’s authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone

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transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under a power of attorney.

VALUATION OF SHARES

Subject to the approval of the Company’s Board of Directors, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the securities being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on the Fund’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Fund’s Valuation Committee under the direction of the Company’s Board of Directors.

TAXES

General

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Internal Revenue Code (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and such changes may be retroactive.

The Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, the Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with these requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

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The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

Loss Carryforwards

For federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss.  For capital losses realized in taxable years beginning after December 22, 2010, the eight-year limitation has been eliminated, so that any capital losses realized by the Fund in the taxable year beginning September 1, 2011 and in subsequent taxable years will be permitted to be carried forward indefinitely.

As of August 31, 2012, the Fund had the following approximate amounts of capital loss carryforwards for federal income tax purposes subject to the expiration dates set forth in the table below:

August 31, 2017	August 31, 2018	Total
$11,517,227	$26,317,731	$37,834,958

These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

State and Local Taxes

Although the Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

Taxation of Certain Investments

The tax principles applicable to transactions in financial instruments, such as futures contracts and options, that may be engaged in by the Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 80.373 billion shares have been classified into 140 classes, however, the Company only has 25 active share classes that have begun investment operations. Under the Company’s Charter, the Board of Directors has the power to classify and reclassify any unissued shares of common stock from time to time.

Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to such Fund with each other share that represents an interest in such Fund, even where a share has a different class designation than another share representing an interest in that Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

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The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s amended By-Laws provide that shareholders collectively owning at least 10% of the outstanding shares of all classes of common stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement, distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities (as defined by the 1940 Act) of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants, the approval of principal underwriting contracts and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of common stock entitled to vote on the matter voting without regard to class (or portfolio).

MISCELLANEOUS

Counsel. The law firm of Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000, Philadelphia, Pennsylvania 19103-6996, serves as independent counsel to the Company and the Independent Directors.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as the Fund’s independent registered public accounting firm.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2012 (the “Annual Report”) are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by the Fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report thereon also appears in the Annual Report and is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by telephoning BNY Mellon at the telephone number appearing on the front page of this SAI.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days.  The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” — A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” — A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” — A short-term obligation rated “A-3” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” — A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” — A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” — A short-term obligation rated “D” is in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks — Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

A-1

“P-2” — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.  The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” — Securities possess the highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” — Securities possess good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” — Securities possess fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” — Securities possess speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” — Securities possess high short-term default risk.  Default is a real possibility.

“RD” — Restricted default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Applicable to entity ratings only.

“D” — Default.  Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner.  Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims.  The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality.  The capacity for the payment of short-term financial obligations as they fall due is exceptionally high.  Unlikely to be adversely affected by future events.

“R-1 (middle)” — Short-term debt rated “R-1 (middle)” is of superior credit quality.  The capacity for the payment of short-term financial obligations as they fall due is very high.  Differs from “R-1 (high)” by a relatively modest degree.  Unlikely to be significantly vulnerable to future events.

“R-1 (low)” — Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial.  Overall strength is not as favorable as higher rating categories.  May be vulnerable to future events, but qualifying negative factors are considered manageable.

A-2

“R-2 (high)” — Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.

“R-2 (middle)” — Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” — Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.  A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” — Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality.  There is a capacity for the payment of short-term financial obligations as they fall due.  May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” — Short-term debt rated “R-4” is considered to be of speculative credit quality.  The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” — Short-term debt rated “R-5” is considered to be of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” — Short-term debt rated “D” implies a financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange.  A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstance may exist.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” — An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” — An obligation rated “AA” differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” — An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” — Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

A-3

“B” — An obligation rated “B” is more vulnerable to nonpayment than obligations  rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” — An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” — An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” — A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default.  Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“D” — An obligation rated “D” is in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.  An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-) — The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised.  Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default.  The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” — Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” — Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” — Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” — Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

A-4

“B” — Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” — Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” — Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                The following summarizes long-term ratings used by Fitch:

“AAA” — Securities considered to be of the highest credit quality.  “AAA” ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” — Securities considered to be of very high credit quality.  “AA” ratings denote expectations of very low credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

“A” — Securities considered to be of high credit quality.  “A” ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” — Securities considered to be of good credit quality.  “BBB” ratings indicate that expectations of credit risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” — Securities considered to be speculative.  “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” — Securities considered to be highly speculative.  “B” ratings indicate that material credit risk is present.

“CCC” — A “CCC” rating indicates that substantial credit risk is present.

“CC” — A “CC” rating indicates very high levels of credit risk.

“C” — A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics.  Fitch believes that this approach better aligns obligations that have comparable expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

A-5

The DBRS long-term rating scale provides an opinion on the risk of default.  That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued.  Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims.  All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”.  The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.  The following summarizes the ratings used by DBRS for long-term debt:

“AAA” -  Long-term debt rated “AAA” is of the highest credit quality.  The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” — Long-term debt rated “AA” is of superior credit quality.  The capacity for the payment of financial obligations is considered high.  Credit quality differs from “AAA” only to a small degree.  Unlikely to be significantly vulnerable to future events.

“A” — Long-term debt rated “A” is of good credit quality.  The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.”  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” — Long-term debt rated “BBB” is of adequate credit quality.  The capacity for the payment of financial obligations is considered acceptable.  May be vulnerable to future events.

“BB” — Long-term debt rated “BB” is of speculative, non-investment grade credit quality.  The capacity for the payment of financial obligations is uncertain.  Vulnerable to future events.

“B” — Long-term debt rated “B” is of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” — Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations.  There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range.  Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” — A security rated “D” implies that a financial obligation has not been met or it is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange.  A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•  Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•  Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” — A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

A-6

“SP-2” — A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” — A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity.  Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity.  MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating.  MIG ratings are divided into three levels — “MIG-1” through “MIG-3”.  In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade.  The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” — This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” — This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” — This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” — This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

“NR” — Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned:  a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.  The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support, generally, will terminate if the issuer’s long-term rating drops below investment grade.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” — This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” — This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” — This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” — This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” — Is assigned to an unrated obligation.

A-7

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.  Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS.  Ratings are not buy, hold or sell recommendations and they do not address the market price of a security.  Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

A-8

APPENDIX B

BOGLE INVESTMENT MANAGEMENT, L.P.

PROXY VOTING GUIDELINES

It is the policy at Bogle Investment Management, L.P. (BIM), to vote all proxies, where we have been delegated the fiduciary duty to do so, in order to maximize shareholder value and the value of our investments. Whenever there is a conflict between the interests of BIM and the interests of its clients with regards to a proxy vote, it is BIM’s policy to act in the best interest of its clients. The proxy voting guidelines below summarize BIM’s position on various issues of concern to shareholders and investors. In order to facilitate the proxy voting process, we may retain a proxy service provider to assist us with proxy research, vote execution and record keeping. This proxy service provider would coordinate with our prime brokers and our clients’ custodians to ensure that all proxy materials for each client are received and executed on a timely basis. This proxy service provider would also vote the proxies in accordance with our pre-determined policy and in consultation with BIM for non-routine, unusual or controversial issues.

In the case where an outside proxy firm is used and the firm makes vote recommendations, BIM performs due diligence to ensure that these recommendations benefit investors rather than the provider firm’s own commercial interests. One of our key criteria in selecting a provider is independence, considering sources of revenue as well as industry reputation. Further, our relationship with our provider is more implementation oriented than recommendation oriented, in that the provider works from a pre-determined set of policies, created by BIM and customized to suit our needs.

No set of guidelines can anticipate every issue that may arise. The guidelines are not exhaustive and do not include all potential voting issues or variations on existing issues. Many of the issues and the circumstances of individual companies are different, and there may be instances when we adjust our position and may not vote in strict adherence to these guidelines. Also, in cases where there are no pre-determined policy guidelines, the third party service provider contacts BIM to determine the proper course of action.

As part of our ongoing investment process, our investment professionals may encounter significant corporate developments. As these situations arise, we may adjust votes for specific securities based on the current information.

Portfolio managers are responsible for determining the voting templates and for addressing case-by-case queries.

Our proxy voting guidelines are summarized below, including specific examples of commonly presented items.

I. GUIDELINES FOR DOMESTIC SECURITIES

Election of the Board of Directors:

We will generally vote for the company’s nominees, provided that the Board maintains a majority of independent directors. We will vote on a case-by-case basis for contested elections.

Classified Board Structure:

We are generally against the adoption of classified board structures, where the board of directors is elected on a staggered basis instead of each director elected annually. We are generally against proposals to declassify boards, unless there are special circumstances where shareholders would benefit from the declassification.

Cumulative Voting:

We are generally against proposals to allow cumulative voting by shareholders.

Supermajority Voting:

We are generally against proposals to require a supermajority for shareholder votes.

B-1

Election of Auditors:

Our policies generally support the re-election of auditors unless:

•                  An auditor has a financial interest in or association with the company, and is therefore not independent.

•                  There is reason to believe that the auditor rendered an opinion that is either inaccurate or not indicative of the company’s financial position.

We will review fees paid by a company for non-audit services on a case-by-case basis to determine if they are so excessive as to impair the auditor’s appearance of independence.

Executive Compensation:

We are generally in favor of proposals that link executive compensation to both the company’s long-term performance and to the performance of its peer group, unless such proposals are excessive. We will vote on a case-by-case basis on proposals to reprice options and to institute or amend employee stock purchase plans.

Golden Parachutes:

We are generally for shareholder proposals to require a shareholder vote to approve any plans greater than two times salary and bonus. We will review any proposals to repeal or cancel existing plans on a case-by-case basis.

Poison Pills:

These are anti-takeover provisions that can make it more difficult for an outside party to take control of a company without the approval of the board of directors. We are generally for any shareholder proposals to require a company to submit its poison pill plan for shareholder approval. We will review on a case-by-case basis any proposals to redeem or revise any existing plans.

Common Stock Authorization:

We generally vote for the authorization to increase shares of common stock for routine corporate purposes such as for stock splits or share repurchase programs. Any non-routine issuances or issuances in connection with corporate restructurings are voted on as case-by-case basis.

Preferred Stock:

We generally vote against proposals to create a new class of preferred stock with unspecified voting, conversion, dividend distribution, and other rights — “blank check” stock. We review requests for issuances of preferred stock on a case-by-case basis.

State of Incorporation:

We vote on a case-by-case basis on any proposals to change a company’s state or country of incorporation.

Corporate Restructurings:

We vote on all mergers, acquisitions, spin-offs, liquidations and any other corporate restructurings on a case-by-case basis.

Social Issues and Corporate Responsibility Issues:

As there are many variations on these types of issues, we evaluate all shareholder proposals individually and vote for each on a case-by-case basis.

B-2

II. GUIDELINES FOR INTERNATIONAL SECURITIES

For some of our clients we invest in foreign domiciled securities. For those securities that are incorporated in foreign jurisdictions and are not listed on US securities exchanges or the NASDAQ, protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. Corporate governance systems differ country by country. As a result, the foregoing guidelines may not be appropriate under some circumstances for foreign issuers. The funds will vote proxies of foreign issuers in accordance with the foregoing guidelines where applicable, and any exceptions or unusual circumstances will be voted on a case-by-case basis.

Share blocking occurs in some, but not all, global markets. Clients cannot trade those blocked shares from the time the voting instructions are received to the meeting date. In many markets, meetings are often postponed, sometimes more than once, because they were unable to reach a quorum. In most cases, the voting instructions remain valid until the next scheduled meeting date unless there is a change in the agenda. This means that the shares remain unavailable for trading until the actual meeting. We have decided not to vote proxies where share blocking is an issue. We have communicated this to the separate account clients impacted by this.

B-3

STATEMENT OF

ADDITIONAL INFORMATION

ROBECO INVESTMENT FUNDS

of

The RBB Fund, Inc.

Institutional Class

Robeco Boston Partners Small Cap Value Fund II - BPSIX

Robeco Boston Partners All-Cap Value Fund - BPAIX

Robeco Boston Partners Long/Short Equity Fund - BPLSX

Robeco Boston Partners Long/Short Research Fund - BPIRX

Robeco WPG Small/Micro Cap Value Fund - WPGTX

Robeco Boston Partners Global Equity Fund – BPGIX

Robeco Boston Partners International Equity Fund – BPQIX

Investor Class

Robeco Boston Partners Small Cap Value Fund II – BPSCX

Robeco Boston Partners All-Cap Value Fund – BPAVX

Robeco Boston Partners Long/Short Equity Fund – BPLEX

Robeco Boston Partners Long/Short Research Fund – BPRRX

Robeco Boston Partners Global Equity Fund – BPGRX

Robeco Boston Partners International Equity Fund – BPQRX

December 31, 2012

This Statement of Additional Information (“SAI”) provides information about the Robeco Boston Partners Small Cap Value Fund II (the “Small Cap Value Fund”), Robeco Boston Partners All-Cap Value Fund (the “All-Cap Value Fund”), Robeco Boston Partners Long/Short Equity Fund (the “Long/Short Equity Fund”), Robeco Boston Partners Long/Short Research Fund (the “Long/Short Research Fund”), Robeco Boston Partners Global Equity Fund (the “Global Equity Fund”) and the Robeco Boston Partners International Equity Fund (the “International Equity Fund”) (collectively, the “Boston Partners Funds”), and the Robeco WPG Small/Micro Cap Value Fund (the “WPG Fund”) (each, a “Fund,” and together, the “Funds”). The Funds are series of The RBB Fund, Inc. (the “Company”). This information is in addition to the information contained in the Institutional Class and Investor Class shares’ Prospectuses of the Funds dated December 31, 2012 (each, a “Prospectus” and together, the “Prospectuses”).

This SAI is not a prospectus. It should be read in conjunction with the Prospectuses and the Funds’ Annual Report dated August 31, 2012. The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. Copies of the Prospectuses and Annual Report may be obtained by calling toll-free (888) 261-4073. No other part of the Annual Report is incorporated by reference herein.

GENERAL INFORMATION	1

INVESTMENT INSTRUMENTS AND POLICIES	1

INVESTMENT LIMITATIONS	24

DISCLOSURE OF PORTFOLIO HOLDINGS	30

MANAGEMENT OF THE COMPANY	31

CODE OF ETHICS	38

PROXY VOTING	39

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	39

INVESTMENT ADVISORY AND OTHER SERVICES	44

INVESTMENT ADVISER	44

PORTFOLIO MANAGERS	47

CUSTODIAN AGREEMENTS	49

DISTRIBUTION ARRANGEMENTS	52

DISTRIBUTION AGREEMENT AND PLANS OF DISTRIBUTION	52

FUND TRANSACTIONS	54

PURCHASE AND REDEMPTION INFORMATION	56

TELEPHONE TRANSACTION PROCEDURES	57

VALUATION OF SHARES	58

TAXES	58

MISCELLANEOUS	61

FINANCIAL STATEMENTS	61

APPENDIX A	A-1

APPENDIX B	B-1

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GENERAL INFORMATION

The Company is an open-end management investment company currently operating seventeen separate portfolios. The Company is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to the Institutional Class and Investor Class shares representing interests in the Robeco Investment Funds, which are offered by the Prospectuses.  Each of the Funds is diversified.  Robeco Investment Management Inc. (“Robeco” or the “Adviser”) serves as the investment adviser to the Boston Partners Funds and the WPG Fund.

INVESTMENT INSTRUMENTS AND POLICIES

The following supplements the information contained in the Prospectuses concerning the investment objectives and policies of the Funds.  To the extent an investment policy is discussed in this SAI but not in the Prospectuses, such policy is not a principal policy of the Funds.  Except as indicated, the information below relates only to those Funds that are authorized to invest in the instruments or securities described below.

The Small Cap Value Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

The All-Cap Value Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

The Long/Short Equity Fund seeks long-term capital appreciation while reducing exposure to general equity market risk. The Fund seeks a total return greater than that of the S&P 500® Index over a full market cycle.

The Long/Short Research Fund seeks to provide long-term total return.

The WPG Small/Micro Cap Value Fund seeks capital appreciation by investing primarily in common stocks, securities convertible into common stocks and in special situations.

The Global Equity Fund seeks to provide long-term capital growth.

The International Equity Fund seeks to provide long-term capital growth.

The Adviser may not necessarily invest in all of the instruments or use all of the investment techniques permitted by the Funds’ Prospectuses and this SAI, or invest in such instruments or engage in such techniques to the full extent permitted by the Funds’ investment policies and limitations.

Asset-Backed Securities. The Long/Short Equity Fund and Long/Short Research Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Asset-backed securities may also be collateralized by a portfolio of U.S. government securities, but are not direct obligations of the U.S. government, its agencies or instrumentalities. Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present; however privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guarantee or insurance. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. That is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. See “Risk Factors Associated with Mortgage-Backed Securities.”

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Bank and Corporate Obligations. Each Fund may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers’ acceptances and time deposits issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. Investment in obligations of foreign banks or foreign branches of U.S. banks may entail risks that are different from those of investments in obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. The Funds may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

The activities of banks are subject to extensive regulations which may limit both the amount and types of loans that may be made and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and costs of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties play an important part in the operation of this industry.

Each of the Boston Partners Funds may invest in debt obligations, such as bonds and debentures, issued by corporations and other business organizations that are rated at the time of purchase within the three highest ratings categories of Standard & Poor’s® (“S&P”), Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) or Moody’s Investors, Inc. (“Moody’s”) (or which, if unrated, are determined by the Adviser to be of comparable quality). Unrated securities will be determined to be of comparable quality to rated debt obligations if, among other things, other outstanding obligations of the issuers of such securities are rated A or better. See Appendix “A” to this SAI for a description of corporate debt ratings. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.

Borrowing. Each Fund may borrow up to 33 1/3 percent of its respective total assets. The Adviser intends to borrow only for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities, or to facilitate settlement transactions on portfolio securities. Investments will not be made when borrowings exceed 5% of a Fund’s total assets. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. Each Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender. If the securities held by a Fund should decline in value while borrowings are outstanding, the net asset value (“NAV”) of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value suffered by the Fund’s securities. As a result, a Fund’s share price may be subject to greater fluctuation until the borrowing is paid off. A Fund’s short sales and related borrowings are not subject to the restrictions outlined above. Under the 1940 Act, the Fund will be required to maintain asset coverage of at least 300% for borrowings from a bank.  In the event that such asset coverage is below 300%, the Fund will be required to reduce the amount of its borrowings to obtain 300% asset coverage within three business days.

Convertible Securities and Preferred Stocks. Each Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. While no securities investment is completely without risk, investments in convertible securities generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

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The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, that Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. The Small Cap Value Fund and WPG Fund do not presently intend to invest more than 5% (10% with respect to the All-Cap Value Fund, Long/Short Equity Fund, Long/Short Research Fund, Global Equity Fund and International Equity Fund) of each Fund’s respective net assets, in convertible securities, or securities received by a Fund upon conversion thereof.

Preferred stocks are securities that represent an ownership interest in a company and provide their owner with claims on the company’s earnings and assets prior to the claims of owners of common stocks but after those of bond owners. Preferred stocks in which the Long/Short Equity Fund, WPG Fund, Global Equity Fund and International Equity Fund may invest include sinking fund, convertible, perpetual fixed and adjustable rate (including auction rate) preferred stocks. There is no minimum credit rating applicable to a Fund’s investment in preferred stocks and securities convertible into or exchangeable for common stock.

Currency Swaps and Total Return Swaps.  The Global Equity Fund and International Equity Fund may enter into currency swaps and total return swaps.

The Global Equity Fund and International Equity Fund may enter into swap transactions for hedging purposes or to seek to increase total return. As examples, a Fund may enter into swap transactions for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in an economical way.

Swap agreements are two party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a particular foreign currency or security, or in a “basket” of securities representing a particular index. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component.

A great deal of flexibility is possible in the way swap transactions are structured. However, generally a Fund will enter into total return swaps on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Total return swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to total return swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a total return swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. In contrast, currency swaps may involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire

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principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

The SEC has recently issued the concept release “Use of Derivatives by Investment Companies under the Investment Company Act of 1940,” which discusses, among other matters, whether current market practices involving derivatives are consistent with the leverage provisions of the Act.  Accordingly, investors should be aware that the SEC may offer additional guidance in the future that may impact the manner in which the Fund operates.

To the extent that a Fund’s exposure in a transaction involving a swap is covered by the segregation of cash or liquid assets, or is covered by other means in accordance with Securities and Exchange Commission (“SEC”) guidance, the Fund and the Adviser believe that the transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

The Global Equity Fund and International Equity Fund will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party thereto is rated investment grade by S&P’s or Moody’s, or, if unrated by such rating organization, determined to be of comparable quality by the Adviser. If there is a default by the other party to such a transaction, the Global Equity Fund and International Equity Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. If the Adviser is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of the Funds would be less favorable than it would have been if these investment instruments were not used.

Equity Markets. The Funds invest primarily in equity markets at all times. Equity markets can be highly volatile, so that investing in the Funds involves substantial risk. As a result, investing in the Funds involves the risk of loss of capital.

European Currency Unification. As of January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. The euro has replaced the national currencies of many European countries. The new European Central Bank has control over each member country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The elimination of currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities the Fund may hold, or the impact, if any, on Fund performance, cannot fully be assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Funds.

Exchange-Traded Funds (ETFs). Each Fund may invest in open-end investment companies whose shares are listed for trading on a national securities exchange or the Nasdaq Market System. ETF shares typically trade like shares of common stock and provide investment results that generally correspond to the price and yield performance of the component stocks of a widely recognized index such as the S&P 500® Index. There can be no assurance, however, that this can be accomplished as it may not be possible for an ETF to replicate the composition and relative weightings of the securities of its corresponding index. ETFs are subject to risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of suck investment. Individual shares of an ETF are generally not redeemable at their net asset value, but trade on an exchange during the day at prices that are normally close to, but not the same as, their net

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asset value. There is no assurance that an active trading market will be maintained for the shares of an ETF or that market prices of the shares of an ETF will be close to their net asset values.

Investments in securities of ETFs beyond the limitations set forth in Section 12(d)(1)(A) of the 1940 Act are subject to certain terms and conditions set forth in an exemptive order issued by the SEC to the exchange-traded fund. Section 12(d)(1)(A) states that a mutual fund may not acquire shares of other investment companies, such as ETFs, in excess of: 3% of the total outstanding voting stock of the investment company; 5% of its total assets invested in the investment company; or more than 10% of the fund’s total assets were to be invested in the aggregate in all investment companies. The purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to a mutual fund’s own expenses.

Each Fund may also acquire investment company shares received or acquired as dividends, through offers of exchange or as a result of reorganization, consolidation or merger. The purchase of shares of other investment companies may result in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs and investment advisory and administrative fees.

Foreign Securities. Each Fund may invest in securities of foreign issuers either directly or through American Depositary Receipts (“ADRs”) Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or International Depositary Receipts (“IDRs”). ADRs are securities, typically issued by a U.S. financial institution (a “depository”), that evidence ownership interests in a security or pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency. GDRs, EDRs and IDRs are securities that represent ownership interests in a security or pool of securities issued by a non-U.S. or U.S. corporation. Depositary receipts may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depository, whereas an unsponsored facility is established by the depository without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders. Investments in depositary receipts do not eliminate the risks in investing in foreign issuers. The underlying security may be subject to foreign government taxes, which would reduce the yield on such securities.

Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity and political stability. Volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility or price can be greater than in the United States. Future political and economic information, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations. Inability to dispose of Fund securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the securities, or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the United States.

Settlement mechanics (e.g., mail service between the United States and foreign countries) may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of

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securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities.

Although the Funds may invest in securities denominated in foreign currencies, each Fund values its securities and other assets in U.S. dollars. As a result, the NAV of a Fund’s shares may fluctuate with U.S. dollar exchange rates as well as the price changes of the Fund’s securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which a Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund’s securities in their local markets. Conversely, a decrease in the value of the U.S. dollar may have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of a Fund’s securities in its foreign markets. In addition to favorable and unfavorable currency exchange rate developments, each Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

Each Fund may invest in obligations of foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as well as foreign branches of foreign banks. These investments involve risks that are different from investments in securities of U.S. banks, including potential unfavorable political and economic developments, different tax provisions, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest. The Funds may also invest in Yankee bonds, which are issued by foreign governments and their agencies and foreign corporations, but pay interest in U.S. dollars and are typically issued in the United States.

Investing in Emerging Countries, including Asia and Eastern Europe. The Global Equity Fund and the International Equity Fund may invest in securities of issues located in emerging countries. The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

With respect to investments in certain emerging market countries, antiquated legal systems may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders in U.S. corporations.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected

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by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit a Fund’s investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Funds. The Funds may be required to establish special custodial or other arrangements before investing in certain emerging countries.

Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Funds may invest and adversely affect the value of the Funds’ assets. The Funds’ investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

The Global Equity Fund and the International Equity Fund may seek investment opportunities within former “east bloc” countries in Eastern Europe. Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time. The governments of many Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries’ attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports. A Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “Taxes.”

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund remain uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases or sales due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio securities or, if a Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

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Forward Commitment and When-Issued Transactions. Each Fund may purchase or sell securities on a when-issued or forward commitment basis (subject to its investment policies and restrictions). These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the other party, and such commitments are not traded on exchanges. A Fund will not enter into such transactions for the purpose of leverage.

When-issued purchases and forward commitments enable a Fund to lock in what is believed by the Adviser to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s NAV starting on the date of the agreement to purchase the securities, and the Fund is subject to the rights and risks of ownership of the securities on that date. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s NAV as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but a Fund may agree to a longer settlement period.

A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions, and its distributions from any net realized capital gains will be taxable to shareholders.

When a Fund purchases securities on a when-issued or forward commitment basis, the fund or its custodian will maintain in a segregated account cash or liquid securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Forward Foreign Currency Transactions. The Long/Short Research Fund, WPG Fund, Global Equity Fund and International Equity Fund may, to the extent that it invests in foreign securities, enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. The Funds will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

A Fund is permitted to enter into forward contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security quoted or denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed number of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Funds will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the

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subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

Second, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may cause a Fund to enter a forward contract to sell, for a fixed U.S. dollar amount, the amount of foreign currency approximating the value of some or all of a Fund’s portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

Although the Funds have no current intention to do so, they may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value in securities denominated or quoted in a different currency if the Adviser determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other U.S. foreign currency, if the Adviser determines that there is a pattern of correlation between the proxy currency and the U.S. dollar.

The Funds will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Funds to deliver an amount of foreign currency in excess of the value of the Funds’ respective portfolio securities or other assets quoted or denominated in that currency. At the consummation of the forward contract, the Funds may either make delivery of the foreign currency or terminate its contractual obligation by purchasing an offsetting contract obligating it to purchase at the same maturity date, the same amount of such foreign currency. If a Fund chooses to make delivery of foreign currency, it may be required to obtain such delivery through the sale of portfolio securities quoted or denominated in such currency or through conversion of other assets of a Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is party to the original forward contract.

The Funds’ transactions in forward contracts will be limited to those described above. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency quoted or denominated securities, and a Fund will not do so unless deemed appropriate by the Adviser.

When entering into a forward contract, the Funds will segregate either cash or liquid securities quoted or denominated in any currency in an amount equal to the value of the Funds’ total assets committed to the consummation of forward currency exchange contracts which require the Funds to purchase a foreign currency. If the value of the segregated securities declines, additional cash or securities will be segregated by the Funds on a daily basis so that the value of the segregated securities will equal the amount of the Funds’ commitments with respect to such contracts.

This method of protecting the value of the Funds’ portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the Funds’ foreign assets. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

While the Funds may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Funds may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Funds than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between the Funds’ portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Funds. Such imperfect correlation may cause the Funds to sustain losses, which will prevent the Funds from achieving a complete hedge, or expose the Funds to the risk of foreign exchange loss.

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Forward contracts are subject to the risks that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Funds of unrealized profits, transaction costs or the benefits of a currency hedge or force the Funds to cover its purchase or sale commitments, if any, at the current market price.

The Funds’ foreign currency transactions (including related options, futures and forward contracts) may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for qualification as a regulated investment company.

Futures Contracts. The Long/Short Research Fund, WPG Fund, Global Equity Fund and International Equity Fund may invest in futures contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

To seek to increase total return, to equalize cash or to hedge against changes in interest rates or securities prices may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. A Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, and any other financial instruments and indices. A Fund will engage in futures and related options transactions for bona fide hedging purposes as described below or for purposes of seeking to increase total return, in each case, only to the extent permitted by regulations of the Commodity Futures Trading Commission (“CFTC”). All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions, which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. A Fund may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of the Fund’s portfolio securities. If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for a Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by seeking to achieve only a partial hedge against price changes affecting the Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a “long” position by purchasing futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

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Initial Public Offerings. Each of the Funds may purchase stock in an initial public offering (“IPO”). An IPO is a company’s first offering of stock to the public. Risks associated with IPOs may include considerable fluctuation in the market value of IPO shares due to certain factors, such as the absence of a prior public market, unseasoned trading, a limited number of shares available for trading, lack of information about the issuer and limited operating history. The purchase of IPO shares may involve high transaction costs. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As a Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

Investment Company Securities. Each Fund may invest in securities issued by other investment companies to the extent permitted by the 1940 Act. Under the 1940 Act, each Fund’s investments in such securities currently are limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses. Rule 12d1-1 under the 1940 Act permits a Fund to invest an unlimited amount of its uninvested cash in a money market fund so long as, among other things, said investment is consistent with the Fund’s investment objectives and policies. As a shareholder in an investment company, a Fund would bear its pro rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses.

Lending of Portfolio Securities. Each Fund may lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and only when, in the Adviser’s judgment, the income to be earned from the loans justifies the attendant risks. Any loans of a Fund’s securities will be fully collateralized and marked to market daily. The Funds do not have the right to vote loaned securities. A Fund will attempt to call all loaned securities back to permit the exercise of voting rights, if time and jurisdictional restrictions permit. There is no guarantee that all loans can be recalled.

Leveraging.  The Long/Short Research Fund may employ leverage in accordance with the fundamental investment limitations described below.  Leveraging the Fund creates an opportunity for increased net income, but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of the Fund’s shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Leveraging creates interest expenses for the Fund which could exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest that the Fund will have to pay, the Fund’s net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced. Because the Securities and Exchange Commission (the “SEC”) staff believes both reverse repurchase agreements and dollar roll transactions are collateralized borrowings, the SEC staff believes that they create leverage, which is a speculative factor. The requirement that such transactions be fully collateralized by assets segregated by the Fund’s custodian imposes a practical limit on the leverage these transactions create.

Market Fluctuation. The market value of each Fund’s investments, and thus each Fund’s NAV, will change in response to market conditions affecting the value of its portfolio securities. When interest rates decline, the value of fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. Because the investment alternatives available to each Fund may be limited by the specific objective of that Fund, investors should be aware that an investment in a particular Fund may be subject to greater market fluctuation than an investment in a portfolio of securities representing a broader range

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of investment alternatives. In view of the specialized nature of the investment activities of each Fund, an investment in any single Fund should not be considered a complete investment program.

Micro-Cap, Small-Cap and Mid-Cap Stocks. Each Fund may invest in securities of companies with micro-, small- and mid-size capitalizations tend to be riskier than securities of companies with large capitalizations. This is because micro-, small- and mid-cap companies typically have smaller product lines and less access to liquidity than large cap companies, and are therefore more sensitive to economic downturns. In addition, growth prospects of micro-, small- and mid-cap companies tend to be less certain than large cap companies, and the dividends paid on micro-, small- and mid-cap stocks are frequently negligible. Moreover, micro-, small- and mid-cap stocks have, on occasion, fluctuated in the opposite direction of large cap stocks or the general stock market. Consequently, securities of micro-, small- and mid-cap companies tend to be more volatile than those of large-cap companies. The market for micro- and small-cap securities may be thinly traded and as a result, greater fluctuations in the price of micro- and small-cap securities may occur.

Options on Futures Contracts. The WPG Fund, Long/Short Equity Fund, Long/Short Research Fund, Global Equity Fund and International Equity Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The acquisition of put and call options on futures contracts will give the Funds the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium, which may partially offset a decline in the value of the Fund’s assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intends to purchase. However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A Fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. The Funds’ ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

The Funds will engage in futures and related options transactions for bona fide hedging and to seek to increase total return as permitted by the CFTC regulations, which permit principals of an investment company, registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The Funds will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Funds or securities or instruments which it expects to purchase. Except as stated below, the Funds’ futures transactions will be entered into for traditional hedging purposes — i.e., futures contracts will be sold to protect against a decline in the price of securities that the Funds own or futures contracts will be purchased to protect the Funds against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

The Funds will engage in transactions in currency forward contracts, futures contracts and options only to the extent such transactions are consistent with the requirements of the Code, for maintaining its qualification as a regulated investment company for federal income tax purposes. See “Taxes.”

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Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in some cases, may require the applicable Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

The use of futures contracts entails certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of the Fund’s income due to the use of hedging; possible reduction in value of both the securities hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuations; imperfect correlation between the contract and the securities being hedged; and potential losses in excess of the amount initially invested in the futures contracts themselves. If the expectations of the Adviser regarding movements in securities prices or interest rates are incorrect, the Fund may have experienced better investment results without hedging. The use of futures contracts and options on futures contracts requires special skills in addition to those needed to select portfolio securities.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

Perfect correlation between a Fund’s futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. government securities. Other futures contracts available to hedge the Funds’ portfolio investments generally are limited to futures on various securities indices.

Options on Securities and Securities Indices The All-Cap Value Fund, Long/Short Equity Fund, Long/Short Research Fund, WPG Fund, Global Equity Fund and International Equity Fund may each write covered call and secured put options on any securities in which it may invest or on any domestic stock indices based on securities in which it may invest. A Fund may purchase and write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by a Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date, regardless of the market price of the security. All call options written by a Fund are covered, which means that the Fund will own the securities subject to the option so long as the option is outstanding or use the other methods described below. The purpose of a Fund in writing covered call options is to realize greater income than would be realized in portfolio securities transactions alone. However, in writing covered call options for additional income, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by a Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date, regardless of the market price for the security. The purpose of writing such options is to generate additional income. However, in return for the option premium, the Fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

All call and put options written by a Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which, in the case of the WPG Fund, may be quoted or denominated in any currency, in a segregated account noted on the Fund’s records or maintained by the Fund’s custodian with a value at least equal to the Fund’s obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position.

A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparts to such option. Such purchases are referred to as “closing purchase transactions” and do not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such

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underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction.

A Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. The amount of this settlement will be equal to the difference between the closing price of the of the securities index at the time of exercise and the exercise price of the option expressed in dollars, times a specified amount. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

The Funds may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities in its portfolio. A Fund may also cover call and put options on a securities index by using the other methods described above.

The All-Cap Value Fund, Long/Short Equity Fund, Long/Short Research Fund, WPG Fund, Global Equity Fund and International Fund may each purchase put and call options on any securities in which it may invest or on any securities index based on securities in which it may invest, and a Fund may enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”) in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

A Fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Transactions by a Fund in options on securities and securities indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options that a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Although the Funds may use option transactions to seek to generate additional income and to seek to reduce the effect of any adverse price movement in the securities or currency subject to the option, they do involve certain risks that are different in some respects from investment risks associated with similar mutual funds, which do not engage in such activities. These risks include the following: for writing call options, the inability to effect closing

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transactions at favorable prices and the inability to participate in the appreciation of the underlying securities above the exercise price; for writing put options, the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities or to make a cash settlement on the securities index at prices which may not reflect current market values; and for purchasing call and put options, the possible loss of the entire premium paid. In addition, the effectiveness of hedging through the purchase or sale of securities index options, including options on the S&P 500® Index, will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with the price movements in the selected securities index. Perfect correlation may not be possible because the securities held or to be acquired by a Fund may not exactly match the composition of the securities index on which options are written. If the forecasts of the Adviser regarding movements in securities prices or interest rates are incorrect, a Fund’s investment results may have been better without the hedge transactions.

There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A Fund’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will monitor the liquidity of over-the-counter options and, if it determines that such options are not readily marketable, a Fund’s ability to enter such options will be subject to the Fund’s limitation on investments on illiquid securities.

The writing and purchase of options is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options for hedging purposes depends in part on the Adviser’s ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

Pay-in-Kind Securities, Zero Coupon and Capital Appreciation Bonds. To the extent consistent with its investment objective, the All-Cap Value Fund may invest up to 5% of its net assets in pay-in-kind (“PIK”) securities. PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similarly, zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. Such securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

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PIK securities, zero coupon bonds and capital appreciation bonds involve the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. In addition, even though such securities may not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, the Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. Additionally, the market prices of PIK securities, zero coupon bonds and capital appreciation bonds generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

Portfolio Turnover. Those investment strategies that require periodic changes to portfolio holdings with the expectation of outperforming equity indices are typically referred to as “active” strategies. These strategies contrast with “passive” (“index”) strategies that buy and hold only the stocks in the equity indices. Passive strategies tend to trade infrequently—only as the stocks in the indices change (largely due to changes in the sizes of the companies in the indices, takeovers or bankruptcies). Most equity mutual funds pursue active strategies, which have higher turnover than passive strategies.

The generally higher portfolio turnover of active investment strategies can adversely affect taxable investors, especially those in higher marginal tax brackets, in two ways. First, short-term capital gains, which often accompany higher turnover investment strategies, are currently taxed at ordinary income rates. Ordinary income tax rates are higher than long-term capital gain tax rates for middle and upper income taxpayers. Thus, the tax liability is often higher for investors in active strategies. Second, the more frequent realization of gains caused by higher turnover investment strategies means that taxes will be paid sooner. Such acceleration of the tax liability is financially more costly to investors. Less frequent realization of capital gains allows the payment of taxes to be deferred until later years, allowing more of the gains to compound before taxes are paid. Consequently, after-tax compound rates of return will generally be higher for taxable investors using investment strategies with very low turnover, compared with high turnover strategies. The difference is particularly large when the general market rates of return are higher than average.

There are no limitations on the length of time that securities must be held by any Fund and a Fund’s annual portfolio turnover rate may vary significantly from year to year. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs, which must be borne by the applicable Fund and its shareholders. The actual portfolio turnover rates for each Predecessor Fund are noted in the Prospectuses.

In determining such portfolio turnover, U.S. government securities and all other securities (including options) which have maturities at the time of acquisition of one year or less (“short-term securities”) are excluded. The annual portfolio turnover rate is calculated by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned by the applicable Fund during the year. The monthly average is calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the year and as of the end of the succeeding 11 months and dividing the sum by 13. A turnover rate of 100% would occur if all of a Fund’s portfolio securities (other than short-term securities) were replaced once in a period of one year. It should be noted that if a Fund were to write a substantial number of options, which are exercised, the portfolio turnover rate of that Fund would increase. Increased portfolio turnover results in increased brokerage costs, which a Fund must pay, and the possibility of more short-term gains, distributions of which are taxable as ordinary income.

The Funds will trade their portfolio securities without regard to the length of time for which they have been held. To the extent that a Fund’s portfolio is traded for short-term market considerations and portfolio turnover rate exceeds 100%, the annual portfolio turnover rate of the Fund could be higher than most mutual funds.

Real Estate Investment Trust Securities. Each Fund may invest in real estate investment trusts (“REITs”). REITs generally invest directly in real estate, in mortgages or in some combination of the two. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively

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eliminating corporate level Federal income tax and making the REIT a pass-through vehicle for Federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

Generally, REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

The REITs in which the Funds may invest may be affected by economic forces and other factors related to the real estate industry. REITs are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. REITS whose underlying assets include long-term health care properties; such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry. Each Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. Each Fund is also subject to the risk that the REITs in which it invests will fail to qualify for tax-free pass-through of income under the Code, and/or fail to qualify for an exemption from registration as an investment company under the 1940 Act. Mortgage REITs may be affected by the quality of the credit extended. A REIT’s return may be adversely affected when interest rates are high or rising.

Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500®.

Restricted and Illiquid Securities. Each Fund may not invest more than 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Illiquid securities include: repurchase agreements and time deposits with a notice or demand period of more than seven days; interest rate; currency, mortgage and credit default swaps; interest rate caps; floors and collars; municipal leases; certain restricted securities, such as those purchased in a private placement of securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid; and certain over-the-counter options. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. With respect to each Fund, repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Each Fund may purchase securities which are not registered under the Securities Act but which may be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act (“Restricted Securities”). These securities will not be considered illiquid so long as it is determined by the Adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

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The Adviser will monitor the liquidity of Restricted Securities held by a Fund under the supervision of the Company’s Board of Directors. In reaching liquidity decisions, the Adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

Risk Considerations of Medium Grade Securities. Obligations in the lowest investment grade (i.e., BBB or Baa), referred to as “medium grade” obligations, have speculative characteristics, and changes in economic conditions and other factors are more likely to lead to weakened capacity to make interest payments and repay principal on these obligations than is the case for higher rated securities. In the event that a security purchased by a Fund is subsequently downgraded below investment grade, the Adviser will consider such event in its determination of whether the Fund should continue to hold the security.

Risk Considerations of Lower Rated Securities. The WPG Fund and the All-Cap Value Fund may invest in fixed income securities that are not investment grade but are rated as low as B by Moody’s or B by S&P (or their equivalents or, if unrated, determined by the Adviser to be of comparable credit quality). In the case of a security that is rated differently by two or more rating services, the higher rating is used in connection with the foregoing limitation. In the event that the rating on a security held in a Fund’s portfolio is downgraded by a rating service, such action will be considered by the Adviser in its evaluation of the overall investment merits of that security, but will not necessarily result in the sale of the security. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates.

An economic downturn could severely disrupt the market for high yield fixed income securities and adversely affect the value of outstanding fixed income securities and the ability of the issuers to repay principal and interest.

The Long/Short Equity Fund and Long/Short Research Fund may invest up to 20% of its net assets in high yield fixed income obligations, such as bonds and debentures, issued by corporations and other business organizations. The Funds will invest in high yield fixed income instruments when the Funds believe that such instruments offer a better risk/reward profile than comparable equity opportunities. High yield fixed income securities (commonly known as “junk bonds”) are considered speculative investments and, while generally providing greater income than investments in higher rated securities, involve greater risk of loss of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories. However, since yields vary over time, no specific level of income can ever be assured.

The prices of high yield fixed income securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress, which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a fixed income security owned by a Fund defaulted, the Fund could incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield fixed income securities and a Fund’s net asset value, to the extent it holds such securities.

High yield fixed income securities also present risks based on payment expectations. For example, high yield fixed income securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund may, to the extent it holds such fixed income securities, have to replace the securities with a lower yielding security, which may result in a decreased return for investors. Conversely, a high

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yield fixed income security’s value will decrease in a rising interest rate market, as will the value of a Fund’s assets, to the extent it holds such fixed income securities.

In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield fixed income securities, and this may have an impact on the Adviser’s ability to accurately value such securities and a Fund’s assets and on the Fund’s ability to dispose of such securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield fixed income securities, especially in a thinly traded market.

New laws proposed or adopted from time to time may have an impact on the market for high yield securities.

Finally, there are risks involved in applying credit or dividend ratings as a method for evaluating high yield securities. For example, ratings evaluate the safety of principal and interest or dividend payments, not market value risk of high yield securities. Also, since rating agencies may fail to timely change the credit ratings to reflect subsequent events, a Fund will continuously monitor the issuers of high yield securities in its portfolio, if any, to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the security’s liquidity so the Fund can meet redemption requests.

Special Situation Companies. Each Fund, except the Small Cap Value Fund, may invest in “Special Situations.” The term “Special Situation” shall be deemed to refer to a security of a company in which an unusual and possibly non-repetitive development is taking place which, in the opinion of the investment adviser of the Fund, may cause the security to attain a higher market value independently, to a degree, of the trend in the securities market in general. The particular development (actual or prospective), which may qualify a security as a “Special Situation,” may be one of many different types.

Such developments may include, among others, a technological improvement or important discovery or acquisition which, if the expectation for it materialized, would effect a substantial change in the company’s business; a reorganization; a recapitalization or other development involving a security exchange or conversion; a merger, liquidation or distribution of cash, securities or other assets; a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the company’s stock; a new or changed management; or material changes in management policies. A “Special Situation” may often involve a comparatively small company, which is not well known, and which has not been closely watched by investors generally, but it may also involve a large company. The fact, if it exists, that an increase in the company’s earnings, dividends or business is expected, or that a given security is considered to be undervalued, would not in itself be sufficient to qualify as a “Special Situation.” A Fund may invest in securities (even if not “Special Situations”) which, in the opinion of the investment adviser of the Fund, are appropriate investments for the Fund, including securities which the investment adviser of the Fund believes are undervalued by the market. A Fund shall not be required to invest any minimum percentage of its aggregate portfolio in “Special Situations,” nor shall it be required to invest any minimum percentage of its aggregate portfolio in securities other than “Special Situations.”

Securities of Unseasoned Issuers. Each of the Funds may invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable, to the extent consistent with each Fund’s primary investment strategies as set forth in the Prospectuses and with each Fund’s policy on investments in illiquid securities.  The aggregate investment in such securities will not exceed (a) 25% of net assets for the Long/Short Equity and the WPG Fund, or (b) 5% of net assets for each of the Small Cap Value and All-Cap Value Funds. The term “unseasoned” refers to issuers which, together with their predecessors, have been in operation for less than three years.

Short Sales. The All-Cap Value, Long/Short Equity and Long/Short Research Funds may enter into short sales. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

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Until a Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with positions taken by the staff of the Securities and Exchange Commission (the “SEC”).

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale. A Fund may purchase call options to provide a hedge against an increase in the price of a security sold short by the Fund. See the section entitled “Options” above.

Short Sales “Against the Box.” In addition to the short sales discussed above, the All-Cap Value Fund,  Long/Short Equity Fund and Long/Short Research Fund may each make short sales “against the box,” transactions in which a Fund enters into a short sale of a security that the Fund owns or has the right to obtain at no additional cost. The proceeds of the short sale will be held by a broker until the settlement date at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale. It currently is anticipated that the Funds will make short sales against the box for purposes of protecting the value of the Funds’ net assets.

U.S. Government Obligations. Each Fund may purchase U.S. government agency and instrumentality obligations that are debt securities issued by U.S. government-sponsored enterprises and federal agencies. Some obligations of agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. government or by U.S. Treasury guarantees, such as securities of the Government National Mortgage Association (“GNMA”) and the Federal Housing Authority; others, by the ability of the issuer to borrow, provided approval is granted, from the U.S. Treasury, such as securities of Federal Home Loan Mortgage Corporation (“Freddie Mac”) and others, only by the credit of the agency or instrumentality issuing the obligation, such as securities of Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Banks (“FHLBs”). Such guarantees of U.S. government securities held by a Fund do not, however, guarantee the market value of the shares of the Fund. There is no guarantee that the U.S. government will continue to provide support to its agencies or instrumentalities in the future. U.S. government obligations that are not backed by the full faith and credit of the U.S. government are subject to greater risks than those that are backed by the full faith and credit of the U.S. government. All U.S. government obligations are subject to interest rate risk.

In September 2008, the U.S. Treasury Department and Federal Housing finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed in conservatorship under the FHFA. On June 16, 2010, FHFA ordered Fannie Mae’s and Freddie Mac’s stock de-listed from the New York Stock Exchange after the price of common stock in Fannie Mae fell below the New York Stock Exchange’s minimum average closing price of $1 for more than 30 days. The long-term effect that this conservatorship will have on Fannie Mae’s and Freddie Mac’s debt and equity and on securities guaranteed by Fannie Mae and Freddie Mac is unclear.

In a February 2011 report to Congress from the Treasury and the Department of Housing and Urban Development, the Obama administration provided a plan to reform the U.S. housing finance market.  The plan would reduce the role of and eventually eliminate Fannie Mae and Freddie Mac. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Authority or guaranteed by the Department of Veterans Affairs.  The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of Fannie Mae and Freddie Mac, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

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In addition, in August 2012, the Treasury announced that it had amended the terms of its bailout agreement with Fannie Mae and Freddie Mac in order to decrease the holdings of each firm more quickly.  Under the amended agreement, both Fannie Mae and Freddie Mac will have to turn over all profits they earn every quarter. They will also have to accelerate the reduction of their mortgage holdings to hit a cap of $250 million by 2018, four years earlier than planned.  Under the new arrangement, the portfolios of Fannie Mae and Freddie Mac can be no larger than $650 billion each at the end of 2012.

Each Fund’s net assets may be invested in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government, including, if applicable, options and futures on such obligations. The maturities of U.S. government securities usually range from three months to thirty years. Examples of types of U.S. government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, GNMA, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, the Maritime Administration, the Asian-American Development Bank and the Inter-American Development Bank. U.S. government securities may include inflation-indexed fixed income securities, such as U.S. Treasury Inflation Protected Securities (“TIPS”). The interest rate of TIPS, which is set at auction, remains fixed throughout the term of the security and the principal amount of the security is adjusted for inflation. The inflation-adjusted principal is not paid until maturity.

There is risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. Each Fund may purchase U.S. Government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. Government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

The Small Cap Value and All-Cap Value Funds do not presently intend to invest more than 5% of each Fund’s respective net assets in U.S. government obligations.

Special Note Regarding Market Events. Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the Funds’ investments. It is uncertain how long these conditions will continue.

The instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. Federal, state and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Funds’ holdings.

Structured Securities. The All-Cap Value Fund, Global Equity Fund and International Equity Fund may invest in structured securities. The value of the principal of and/or interest on structured securities is determined by reference to changes in the value of specific currencies, commodities, securities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, notes where the principal repayment at maturity is determined by the value of the relative change in two or more specified securities or securities indices. The All-Cap Value Fund does not presently intend to invest more than 5% of its net assets in structured securities.

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The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, a Fund could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the security at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

NON-PRINCIPAL INVESTMENT POLICIES AND RISKS

Commercial Paper. Each Fund may purchase commercial paper rated (at the time of purchase) “A-1” by S&P® or “Prime-1” by Moody’s or, when deemed advisable by the Adviser, issues rated “A-2” or “Prime-2” by S&P® or Moody’s, respectively. These rating categories are described in Appendix “A” to this SAI. The Funds may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Company’s Board of Directors. Commercial paper issues in which a Fund may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemption from such registration afforded by Section 3(a) (3) thereof, and commercial paper issued in reliance on the so-called “private placement” exemption from registration, which is afforded by Section 4(2) of the Securities Act (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Each Fund does not presently intend to invest more than 5% of its net assets in commercial paper.

Dollar Rolls. The Funds may enter into dollar rolls in which the Funds sell fixed income securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.

During the roll period, a Fund would forgo principal and interest paid on such securities. However, the Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The return on dollar rolls may be negatively impacted by fluctuations in interest rates. The Funds do not presently intend to engage in dollar roll transactions involving more than 5% of each Fund’s respective net assets. For additional information on dollar roll transactions, see the section entitled “Mortgage Dollar Roll Transactions” in this SAI.

Holding Company Depository Receipts. The Funds may invest in Holding Company Depository Receipts (“HOLDRS”). HOLDRS represent trust-issued receipts that represent individual and undivided beneficial ownership interests in the common stock or American Depositary Receipts (“ADRs”) of specific companies in a particular industry, sector or group. Each of the Funds do not presently intend to invest more than 5% of their respective net assets in HOLDRS.

Indexed Securities. The Funds may invest in indexed securities whose value is linked to securities indices. Most such securities have values which rise and fall according to the change in one or more specified indices, and may have characteristics similar to direct investments in the underlying securities. Depending on the index, such securities may have greater volatility than the market as a whole.   Each of the Funds do not presently intend to invest more than 5% of their respective net assets in indexed securities.

Money Market Instruments. Each Fund may invest a portion of its assets in short-term, high-quality instruments for purposes of temporary defensive measures, which instruments include, among other things, bank obligations. Bank obligations include bankers’ acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”), or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of the FDIC. Such deposits are not FDIC insured and a Fund bears the risk of bank failure. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks and obligations of domestic branches of foreign banks. Such investments may involve risks that are different from investments in securities of domestic branches of U.S.

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banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. A Fund will invest in obligations of domestic branches of foreign banks and foreign branches of domestic banks only when the Adviser believes that the risks associated with such investment are minimal. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities.

Purchase Warrants. Each Fund may invest in purchase warrants and similar rights. Purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not executed prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. These Funds may not invest more than 5% of each Fund’s respective net assets in purchase warrants and similar rights.

Repurchase Agreements. The Funds may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The securities held subject to a repurchase agreement may have stated maturities exceeding 397 days, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose a Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

The repurchase price under the repurchase agreements described above generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with whom the Funds may enter into repurchase agreements will be banks which the Adviser considers creditworthy pursuant to criteria approved by the Board of Directors and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York’s list of reporting dealers. The Adviser will consider the creditworthiness of a seller in determining whether to have a Fund enter into a repurchase agreement. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price plus accrued interest. The Adviser will mark to market daily the value of the securities, and will, if necessary, require the seller to maintain additional securities, to ensure that the value is not less than the repurchase price.

Default by or bankruptcy of the seller would, however, expose a Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

Reverse Repurchase Agreements. The Funds may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests) when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase the securities at an agreed-upon price, date and rate of interest. Such agreements are considered to be borrowings under the 1940 Act, and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, a Fund will maintain in a segregated account with the Fund’s custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement and will monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase and the interest received on the cash exchanged for the securities.

Temporary Investments. Although the Funds invest primarily in equity securities, for temporary defensive purposes, the Funds may hold cash or invest in a variety of money market instruments and short-term and medium-term debt securities including: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and

23

bankers’ acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

INVESTMENT LIMITATIONS

The Funds have adopted the following fundamental investment limitations which may not be changed with respect to the Funds without the affirmative vote of the holders of a majority of the Funds’ outstanding shares (as defined in Section 2(a) (42) of the 1940 Act). As used in this SAI and in the Prospectuses, “shareholder approval” and a “majority of the outstanding shares” of a Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund. Each Fund’s investment goals and strategies described in the Prospectuses may be changed by the Company’s Board of Directors without the approval of the Fund’s shareholders.

Each Boston Partners Fund other than the Long/Short Research Fund, Global Equity Fund and International Equity Fund, may not:

1.                      Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements, and the Small Cap Value Fund and All-Cap Value Fund may enter into dollar rolls for temporary purposes in amounts up to one-third of the value of each Fund’s respective total assets at the time of such borrowing and provided that, for any borrowing with respect to the All-Cap Value Fund and Long/Short Equity Fund, there is at least 300% asset coverage for the borrowings of the Fund. A Fund may not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund’s total assets at the time of such borrowing. However, with respect to the All-Cap Value Fund and Long/Short Equity Fund, the amount shall not be in excess of lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund’s total assets at the time of such borrowing, provided that for the All-Cap Value Fund and Long/Short Equity Fund: (a) short sales and related borrowings of securities are not subject to this restriction; and (b) for the purposes of this restriction, collateral arrangements with respect to options, short sales, stock index, interest rate, currency or other futures, options on futures contracts, collateral arrangements with respect to initial and variation margin and collateral arrangements with respect to swaps and other derivatives are not deemed to be a pledge or other encumbrance of assets, and provided that for the All-Cap Value Fund, any collateral arrangements with respect to the writing of options, futures contracts and options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets. The Small Cap Value and All-Cap Value Funds will not purchase securities while aggregate borrowings (including reverse repurchase agreements, dollar rolls and borrowings from banks) are in excess of 5% of total assets. Securities held in escrow or separate accounts in connection with a Fund’s investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation; (For purposes of this Limitation No. 1, any collateral arrangements with respect to, if applicable, the writing of options and futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets).

2.                      Issue any senior securities, except as permitted under the 1940 Act; (For purposes of this Limitation No. 2, neither the collateral arrangements with respect to options and futures identified in Limitation No. 1, nor the purchase or sale of futures or related options are deemed to be the issuance of senior securities).

3.                      Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

4.                      Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest: (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein; or (b) in real estate investment trusts;

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5.                      Purchase or sell commodities or commodity contracts, except that a Fund may deal in forward foreign exchanges between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

6.                      Make loans, except through loans of portfolio securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan;

7.                      Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of one or more issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities); or

8.                       Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if immediately after and as a result of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such limitations.

For purposes of Investment Limitation No. 1, collateral arrangements with respect to, if applicable, the writing of options, futures contracts, options on futures contracts, forward currency contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security for purposes of Investment Limitation No. 2.

In addition to the fundamental investment limitations specified above, the Long/Short Equity Fund may not:

Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

In addition to the fundamental investment limitations specified above, the Long/Short Equity Fund is subject to the following non-fundamental limitations. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy. The Long/Short Equity Fund may not:

1.                      Make investments for the purpose of exercising control or management, but investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management; or

2.                      Purchase securities on margin, except that the Fund may use margin to the extent necessary to engage in short sales and may obtain such short-term credits as are necessary for the clearance of portfolio transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

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The Long/Short Research Fund may not:

1.                            Borrow money except that (a) the Fund may borrow from banks or through reverse repurchase agreements in amounts up to 33 1/3% of the value of its total assets (including the amount borrowed); and (b) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.  For purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings.  Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets;

2.                            Issue senior securities as defined in the 1940 Act, except as permitted by rule, regulation or order of the SEC;

3.                            Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

4.                            Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest: (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein; or (b) in real estate investment trusts;

5.                            Purchase or sell commodities or commodity contracts, except that the Fund may deal in forward foreign exchanges between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

6.                            Make loans, except through loans of portfolio securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan;

7.                            Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of one or more issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities); or

8.                            Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if immediately after and as a result of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such limitations.

In addition to the fundamental investment limitations specified above, the Long/Short Research Fund may not:

Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry; (d) and the Fund may invest up to 30% in ETFs to the extent permitted for the 1940 Act and applicable SEC orders.

In addition to the fundamental investment limitations specified above, the Long/Short Research Fund is subject to the following non-fundamental limitations. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy. The Long/Short Research Fund may not:

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1.                      Make investments for the purpose of exercising control or management, but investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management; or

2.                      Purchase securities on margin, except that the Fund may use margin to the extent necessary to engage in short sales and may obtain such short-term credits as are necessary for the clearance of portfolio transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

3.                      Pledge, manage or hypothecate assets, except as permitted by the 1940 Act.

Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

The Global Equity Fund and International Equity Fund may not:

1.              Borrow money except that a Fund may borrow from banks or through reverse repurchase agreements in amounts up to 33 1/3% of the value of its total assets (including the amount borrowed). For purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where a Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets;

2.              Issue senior securities as defined in the 1940 Act, except as permitted by rule, regulation or order of the SEC;

3.              Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

4.              Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest: (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein; or (b) in real estate investment trusts;

5.              Purchase or sell commodities or commodity contracts, except that a Fund may deal in forward foreign exchanges between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

6.              Make loans, except through loans of portfolio securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan; or

7.              Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of one or more issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities); or

8.              Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if immediately after and as a result of such purchase, more than 5% of the value of a Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by a Fund, except that up to 25% of the value of a Fund’s total assets may be invested without regard to such limitations.

In addition to the fundamental investment limitations specified above, the Global Equity Fund and International Equity Fund may not:

Purchase any securities which would cause 25% or more of the value of a Fund’s total assets at the time of

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purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States or any of its authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

In addition to the fundamental investment limitations specified above, the Global Equity Fund and International Equity Funds are subject to the following non-fundamental limitations. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy. Each Fund may not:

1.                            Make investments for the purpose of exercising control or management, but investments by a Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management; or

2.                            Purchase securities on margin, except that a Fund may use margin to the extent necessary to engage in short sales and may obtain such short-term credits as are necessary for the clearance of portfolio transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

3.                            Pledge, manage or hypothecate assets, except as permitted by the 1940 Act.

4.                            Hold illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund’s net assets.

Any collateral arrangements with respect to, if applicable, the writing of options and futures contracts, options on futures contracts, short sales and other similar instruments, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets.

Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

The Boston Partners Funds may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

Securities held by the Boston Partners Funds generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act. Neither the Company nor the Adviser has obtained such an exemptive order.

If a percentage restriction under one of the Boston Partners Funds’ investment policies or limitations or the use of assets is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).

The WPG Fund may not:

1.                      Purchase securities of one or more issuers conducting their principal business activity in the same industry, if immediately after such purchase the value of its investments in such industry would exceed 25% or more of its total assets provided that this restriction shall not apply to securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities; provided, however, that the Fund may invest all or part of its investable assets in an open-end

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investment company with substantially the same investment objective, policies and restrictions as the Fund.

2.                      With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than the U.S. government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. government securities and other investment companies), if:

(a)                  such purchase would cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or

(b)                  such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

3.                      Lease, acquire, purchase, sell or hold real estate, but it may lease office space for its own use and invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts.

4.                      Purchase or sell commodities or commodities contracts, except futures contracts, including but not limited to contracts for the future delivery of securities and contracts based on securities indices and options on such futures contracts, and forward foreign currency exchange contracts.

5.                      Lend money, except that it may (i) invest in all or a portion of an issue of bonds, debentures and other obligations distributed publicly or of a type commonly purchased by financial institutions (e.g., certificates of deposit, bankers’ acceptances or other short-term debt obligations) or other debt obligations in accordance with its objectives or (ii) enter into repurchase agreements; provided that the Fund will not enter into repurchase agreements of more than one week’s duration if more than 15% of its net assets would be invested therein together with other illiquid or not readily marketable securities.

6.                      Lend its portfolio securities unless the borrower is a broker, dealer, bank or other qualified financial institution; provided that the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder.

7.                      Engage in the business of underwriting the securities of others, except to the extent that the Fund may be deemed to be an underwriter under the 1933 Act when it purchases or sells portfolio securities; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

8.                      Borrow money except as a temporary measure to facilitate the meeting of redemption requests or for extraordinary or emergency purposes, provided that the aggregate amount of such borrowings may not exceed 33% of the value of the Fund’s total assets (including the amount borrowed), at the time of such borrowing.

9.                      Issue senior securities except as permitted under the 1940 Act and except that the Fund may issue shares of beneficial interest in multiple classes or series.

The Fund may, notwithstanding any other fundamental or non-fundamental investment restriction or policy, invest all of its assets in the securities of a single open-end investment company with substantially the same investment objectives, restrictions and policies as that Fund.

For purposes of the above fundamental investment restrictions regarding industry concentration, the Adviser generally classifies issuers by industry in accordance with classifications established by nationally recognized third-party statistical information services, such as S&P. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Adviser may classify an issuer according to its own sources.

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In addition to the fundamental policies mentioned above, the Board has adopted the following non-fundamental policies which may be changed or amended by action of the Board without approval of shareholders. So long as these non-fundamental restrictions are in effect, the Fund may not:

(a)                 Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

(b)                 Purchase securities of any other investment company except as permitted by the 1940 Act.

(c)                  Purchase securities on margin, except any short-term credits, which may be necessary for the clearance of transactions and the initial, or maintenance margin in connection with options and futures contracts and related options.

(d)                 Invest more than 15% of its net assets in securities which are illiquid.

(e)                  Purchase additional securities if the Fund’s borrowings exceed 5% of its net assets.

Except with respect to the WPG Fund’s fundamental investment restriction regarding borrowings, any investment limitation of the WPG Fund that is expressed as a percentage is determined at the time of investment by the Fund. An increase or decrease in a Fund’s net asset value or a company’s market capitalization subsequent to a Fund’s initial investment will not affect the Fund’s compliance with the percentage limitation or the company’s status as small, medium or large cap. From time to time, the Adviser may include as small, medium or large cap certain companies having market capitalizations outside the definitions described in the Prospectuses. Under the 1940 Act, the WPG Fund will be required to maintain continuous asset coverage of at least 300% for borrowings from a bank. In the event that such asset coverage is below 300%, the applicable Fund will be required to reduce the amount of its borrowings to obtain 300% asset coverage, within three days (not including weekends and holidays) or such longer period as the rules and regulations of the SEC prescribe. In addition, under the 1940 Act, the WPG Fund may not invest more than 5% of its assets in the securities of any issuer that derives more than 15% of its gross revenue from a securities-related business, unless an exemption is available under the 1940 Act or the rules thereunder.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company has adopted, on behalf of the Funds, a policy relating to the disclosure of each Fund’s portfolio securities to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders. The policies relating to the disclosure of the Funds’ portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund’s operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of a Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose the Funds’ portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR and Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

The Adviser currently makes the Funds’ complete portfolio holdings, top ten holdings, sector weightings and other portfolio characteristics publicly available on its web site, www.robecoinvest.com as disclosed in the following table:

Information Posting	Frequency of Disclosure	Date of Web Posting
Complete Portfolio Holdings	Monthly/Quarterly*	15 days after the end of each calendar month for the Funds

Top 10 Portfolio Holdings and other portfolio characteristics	Monthly/Quarterly	10 days after the end of each calendar month for the Funds

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* For the All-Cap Value Fund, Long/Short Equity Fund, and Long/Short Research Fund, the complete long positions only for the Funds will be publicly available on the Adviser’s website at www.robecoinvest.com.

The scope of the information relating to the Funds’ portfolios that is made available on the web site may change from time to time without notice. The Adviser or its affiliates may include each Fund’s portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the Web site.

The Company may distribute or authorize the distribution of information about the Funds’ portfolio holdings that is not publicly available to its third-party service providers of the Company, which include The Bank of New York Mellon, the custodian; BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the administrator, accounting agent and transfer agent; Ernst & Young LLP, the Funds’ independent registered public accounting firm; Drinker Biddle & Reath LLP, legal counsel; Merrill Corporation and Command Financial, the financial printers; and RiskMetrics Group, the Funds’ proxy voting service. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in a Fund’s portfolio.

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions as well as a 15-day time lag. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings. The Board of Directors of the Company or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions. Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Funds’ portfolios.

The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of the Funds.

Any violations of the policy set forth above as well as any corrective action undertaken to address such violations must be reported by the Adviser, director, officer or third party service provider to the Company’s Chief Compliance Officer, who will determine whether the violation should be reported immediately to the Board of Directors of the Company or at its next quarterly Board meeting.

MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the oversight of the Company’s Board of Directors (the “Board”), subject to the laws of the State of Maryland and the Company’s Charter.  The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers. The officers of the Company conduct and supervise the Company’s daily business operations.

Directors who are not deemed to be “interested persons” of the Company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” The Board is currently composed of six Independent Directors and two Interested Directors. The Board has selected Arnold M. Reichman, an Independent Director, to act as Chairman. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate. The Chairman may perform other functions as requested by the Board from time to time.

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The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The Board has established five standing committees — Audit, Product Development, Executive, Nominating and Governance, and Regulatory Oversight Committees. The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section “Standing Board Committees,” below.

The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

Directors and Executive Officers

The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below.

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
INDEPENDENT DIRECTORS

Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	Director and Vice Chairman, Comcast Corporation (cable television and communications) from 1969 to 2011.	17	AMDOCS Limited (service provider to telecommunications companies)

J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	17	None

Gregory P. Chandler 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/66	Director	2012 to present	Since May 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from February 2003-April 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	17	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).

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Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/43	Director	2006 to present	Consultant, financial services organizations from 1997 to present.	17	Kalmar Pooled Investment Trust; (registered investment company); Wilmington Funds (registered investment company); WT Mutual Fund (registered investment company) (until March 2012)

Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 DOB: 5/48	Chairman Director	2005 to present 1991 to present	Co-Founder and Chief Executive Officer, Lifebooker, LLC, from 2006 to present.	17	None

Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/41	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; from 1980 to present, Founding Partner, Straniere Law Group; from 2006 to 2008, President, The New York City Hot Dog Company.	17	Reich and Tang Group (asset management); The SPARX Asia Funds Group (registered investment company) (until 2009)

INTERESTED DIRECTORS(2)

Jay F. Nusblatt 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/61	Director	2012 to present	Since July 2010, Head of U.S. Fund Accounting and Administration, BNY Mellon Asset Servicing; from 2006 to July 2010, Senior Vice President, Fund Accounting and Administration, PNC Global Investment Servicing.	17	None

Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Vice President and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	17	Kensington Funds (registered investment company) (until 2009)

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Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
OFFICERS

Salvatore Faia, JD, CPA, CFE Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 209 Chadds Ford, PA 19317 DOB: 12/62	President and Chief Compliance Officer	President 2009 to present and Chief Compliance Officer 2004 to present	President, Vigilant Compliance Services since 2004; and Director of Energy Income Partnership since 2005.	N/A	N/A

Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	2009 to present	Since 1993 Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (financial services company)	N/A	N/A

Jennifer Rogers 301 Bellevue Parkway Wilmington, DE 19809 DOB: 7/74	Secretary	2007 to present	Since 2005, Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A

James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company)	N/A	N/A

Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103 DOB: 7/59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm)	N/A	N/A

* Each Director oversees seventeen portfolios of the Company that are currently offered for sale.

(1)         Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal.  The Board reserves the right to waive the requirements of the Policy with respect to an individual Director.  The Board has approved a waiver of the policy with respect to Mr. Brodsky. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2)         Messrs. Sablowsky and Nusblatt are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.”  Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Nusblatt is considered an “Interested Director” of the Company by virtue of his position as the Head of U.S. Fund Accounting and Administration at BNY Mellon Asset Servicing, administrator and accounting agent and transfer agent to the Company.

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Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years.  Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director.  The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company.  Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience.  Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company.  Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry.  Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the financial services industry.  Mr. Nusblatt has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the financial services industry.  Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards.

Standing Committees

The responsibilities of each Committee of the Board and its members are described below.

Audit Committee.  The Board has an Audit Committee comprised of three Independent Directors.  The current members of the Audit Committee are Messrs. Brodsky, Giordano and Chandler.  The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors.  The Audit Committee convened four times during the fiscal year ended August 31, 2012.

Executive Committee.  The Board has an Executive Committee comprised of one Interested Director and three Independent Directors.  The current members of the Executive Committee are Messrs. Giordano, Reichman,Sablowsky and Chandler.  The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session. The Executive Committee did not meet during the fiscal year ended August 31, 2012.

Nominating and Governance Committee.  The Board has a Nominating and Governance Committee comprised only of Independent Directors.  The current members of the Nominating and Governance Committee are Messrs. Carnall, Giordano, and Reichman.  The Nominating and Governance Committee recommends to the Board of Directors all persons to be nominated as Directors of the Company.  The Nominating and Governance Committee will consider nominees recommended by shareholders.  Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee convened three times during the fiscal year ended August 31, 2012.

Regulatory Oversight Committee.  The Board has a Regulatory Oversight Committee comprised of two Interested Director and three Independent Directors.  The current members of the Regulatory Oversight Committee are Messrs. Carnall, Reichman, Sablowsky, Straniere and Nusblatt.  The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened four times during the fiscal year ended August 31, 2012.

Product Development Committee.  The Board has a Product Development Committee comprised of two Interested Directors and one Independent Director. The current members of the Product Development Committee are Messrs. Reichman, Sablowsky and Nusblatt. The Product Development Committee oversees the process regarding the addition of new investment advisers and investment products to the Company and evaluates the Company’s current investment advisers and investment products. The Product Development Committee is new and did not meet during the fiscal year ended August 31, 2012.

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Risk Oversight

The Board of Directors performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s Chief Compliance Officer.  The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk.  Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment management and business affairs.  Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Company’s Chief Compliance Officer to discuss compliance reports, findings and issues.  The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

Board oversight of risk management is also provided by various Board Committees.  For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations.

The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.  The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

Director Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Funds and in all of the portfolios (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him), as of December 31, 2011.

Name of Director	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
INDEPENDENT DIRECTORS
Julian A. Brodsky	Over $100,000	Over $100,000
J. Richard Carnall	$1-$10,000	$10,001-$50,000
Gregory P. Chandler	None	None
Nicholas A. Giordano	None	$10,001-$50,000
Arnold M. Reichman	None	Over $100,000
Robert A. Straniere	$1-$10,000	$1-$10,000
INTERESTED DIRECTORS
Jay F. Nusblatt	None	None
Robert Sablowsky	Over $100,000	Over $100,000

Directors’ and Officers’ Compensation

Effective January 1, 2012, the Company pays each Director a retainer at the rate of $27,500 annually, $3,500 for each regular meeting of the Board of Directors, $2,000 for each committee meeting or special meeting of the Board of Directors attended in-person and $1,000 for each committee meeting or special meeting of the Board of

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Directors and Committee meeting attended telephonically. From February 1, 2010 to December 31, 2011, the Company paid each Director a retainer at the rate of $17,500 annually, $3,500 for each regular meeting of the Board of Directors, $1,500 for each committee meeting or special meeting of the Board of Directors attended in person and $1,000 for each committee meeting or special meeting of the Board of Directors and Committee meeting attended telephonically. The Chairman of the Board receives an additional fee of $17,500 per year for his services in this capacity, and each Chairman of the Audit Committee, Nominating and Governance Committee and Regulatory Oversight Committee receives an additional fee of $4,000 per year for his services. From February 2, 2010 to December 31, 2011, The Chairman of the Board received an additional fee of $12,000 per year for his services in this capacity.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof. The Company also compensates its President and Chief Compliance Officer for his services to the Company. For the fiscal year ended August 31, 2012, each of the following members of the Board of Directors and the President and Chief Compliance Officer received compensation from the Funds in the following amounts:

Name of Director/Officer	Aggregate Compensation from Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors or Officers
FISCAL YEAR ENDED AUGUST 31, 2012
Independent Directors:
Julian A. Brodsky, Director	$12,941.45	N/A	N/A	$46,000.00
J. Richard Carnall, Director	$13,404.86	N/A	N/A	$48,000.00
Gregory P. Chandler, Director*	$2,356.28	N/A	N/A	$6,875.00
Nicholas A. Giordano, Director	$15,331.47	N/A	N/A	$55,000.00
Francis J. McKay, Director**	$4,206.12	N/A	N/A	$18,375.00
Arnold M. Reichman, Director and Chairman	$19,024.46	N/A	N/A	$68,125.00
Marvin E. Sternberg, Director***	$2,836.12	N/A	N/A	$11,375.00
Robert A. Straniere, Director	$12,952.14	N/A	N/A	$46,000.00
Interested Directors:
Jay F. Nusblatt, Director*	$0	N/A	N/A	$0
Robert Sablowsky, Director	$14,272.78	N/A	N/A	$50,000.00
Officers:
Salvatore Faia, Esquire, CPA Chief Compliance Officer and President	$109,506.89	N/A	N/A	$339,996.00

*    Messrs. Chandler and Nusblatt were elected to the Board on June 19, 2012 and, therefore, the compensation reflected is for the period June 19, 2012 through August 31, 2012.

** Mr. McKay died on December 17, 2011.

***Mr. Sternberg died on October 29, 2011.

For the fiscal year ended August 31, 2012, each of the following members of the Board of Directors and the President and Chief Compliance Officer received compensation from each of the Funds in the following amounts:

Name of Director/Officer	Boston Partners Small Cap Value Fund II	Boston Partners All-Cap Value Fund	Boston Partners Long/Short Equity Fund	Boston Partners Long/Short Research Fund
Independent Directors:
Julian A. Brodsky, Director	$1,661.30	$2,540.23	$4,278.52	$1,625.07
J. Richard Carnall, Director	$1,706.53	$2,644.48	$4,518.24	$1,670.62
Gregory P. Chandler*	$305.13	$376.50	$569.49	$364.83
Nicholas A. Giordano, Director	$1,968.32	$3,039.90	$5,142.62	$1,903.76
Francis J. McKay, Director**	$567.99	$1,055.30	$1,851.96	$405.23

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Name of Director/Officer	Boston Partners Small Cap Value Fund II	Boston Partners All-Cap Value Fund	Boston Partners Long/Short Equity Fund	Boston Partners Long/Short Research Fund
Arnold M. Reichman, Director and Chairman	$2,471.62	$3,632.40	$5,957.47	$2,436.68
Marvin E. Sternberg, Director***	$437.86	$687.95	$1,058.06	$339.28
Robert A. Straniere, Director	$1,661.31	$2,539.92	$4,284.52	$1,625.60
Interested Directors:
Jay F. Nusblatt*	$0	$0	$0	$0
Robert Sablowsky, Director	$1,851.47	$2,767.41	$4,592.85	$1,820.24
Officers:
Salvatore Faia, Esquire, CPA Chief Compliance Officer and President	$15,130.94	$19,206.85	$27,656.92	$16,214.53

Name of Director/Officer	WPG Small/ Micro Cap Value Fund	Boston Partners Global Equity Fund	Boston Partners International Equity Fund
Independent Directors:
Julian A. Brodsky, Director	$1,208.32	$814.22	$813.78
J. Richard Carnall, Director	$1,224.08	$820.71	$820.20
Gregory P. Chandler*	$256.01	$242.25	$242.08
Nicholas A. Giordano, Director	$1,409.75	$933.82	$933.30
Francis J. McKay, Director**	$325.63	$0	$0
Arnold M. Reichman, Director and Chairman	$1,877.04	$1,324.94	$1,324.31
Marvin E. Sternberg, Director***	$312.98	$0	$0
Robert A. Straniere, Director	$1,208.50	$816.37	$815.91
Interested Directors:
Jay F. Nusblatt*	$0	$0	$0
Robert Sablowsky, Director	$1,378.07	$931.62	$931.13
Officers:
Salvatore Faia, Esquire, CPA, Chief Compliance Officer and President	$12,898.19	$9,201.98	$9,197.48

•            Messrs. Chandler and Nusblatt were elected to the Board on June 19, 2012 and, therefore, the compensation reflected is for the period June 19, 2012 through August 31, 2012.

** Mr. McKay died on December 17, 2011.

***Mr. Sternberg died on October 29, 2011.

As of December 31, 2011, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

On October 24, 1990, the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees, pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. Edward J. Roach, who served as President and Treasurer until June 1, 2009, has been the only employee who has participated in the Fund Office Retirement Profit-Sharing Plan and Trust Agreement. No officer, director or employee of the Adviser or the distributor currently receives any compensation from the Company.

CODE OF ETHICS

The Company, the Adviser and Foreside Funds Distributors, LLC, formerly known as BNY Mellon Distributors Inc. (“Foreside Distributors”) have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that

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permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

PROXY VOTING

The Board of Directors has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by each Fund to the Fund’s Adviser, subject to the Board’s continuing oversight. In exercising its voting obligations, each Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Funds. The Adviser will consider factors affecting the value of the Funds’ investments and the rights of shareholders in its determination on voting portfolio securities.

The Adviser has adopted proxy voting procedures with respect to voting proxies relating to portfolio securities held by the Funds. The Adviser employs a third party service provider, RiskMetrics Group, to assist in the voting of proxies. These procedures have been provided to the service provider, who analyzes the proxies and makes recommendations, based on the Adviser’s policy, as to how to vote such proxies. A copy of Robeco’s Proxy Voting Policy are included with this SAI. Please see Appendix B to this SAI for further information.

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-888-261-4073 or by visiting the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of November 30, 2012, to the Company’s knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of each Fund as indicated below. See “Additional Information Concerning Company Shares” below. Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to “control” (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of November 30, 2012
Robeco Boston Partners Small Cap Value Fund II – Institutional Class	Charles Schwab & Co. Inc. Special Custody Account For Bene of Cust Attn. Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	1,617,483.729	45.86%
	Plumbers and Steamfitters Local No. 7 Pension Fund Robert W Valenty Administrator 18 Avis Dr. Latham, NY 12110-2605	664,830.991	18.85%
	Taynik & Co. c/o Investors Bank & Trust 200 Clarendon St. FPG 090 Boston, MA 02116	223,140.982	6.33%
	National Financial Services Corp. For the Executive Bene of Our Customers Attn Mutual Funds 5th Fl. 200 Liberty St. 1 World Financial Cr New York, NY 10281-1003	200,162.088	5.68%

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Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of November 30, 2012
Robeco Boston Partners All-Cap Value Fund – Institutional Class	National Financial Svcs Corp For the Exclusive Bene of Our Customers Attn Mutual Funds 5th Fl. 200 Liberty St # CE New York, NY 10281-1003	5,815,356.960	27.10%
	The Rotary Foundation of Rotary International 1560 Sherman Ave, Attn FI 100 Evanston, IL 60201	2,532,690.219	11.80%
	Charles Schwab & Co. Inc. Special Custody Account For Bene of Cust Attn. Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	2,289,097.961	10.67%
Robeco Boston Partners Long/Short Equity Fund – Institutional Class	Merrill Lynch Pierce Fenner & Smith Mutual Fund Operations, 3rd Fl. Attn. Transfer Supervisor 4800 Deer Lake Drive East Jacksonville, FL 32246	6,105,906.333	24.12%
	Charles Schwab & Co. Inc. Special Custody Account For Bene of Cust Attn. Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4122	5,644,446.518	22.29%
	National Financial Svcs Corp. For Exclusive Bene of Our Customers Attn. Mutual Funds 5th Floor 200 Liberty St # CE New York, NY 10268-1003	3,087,164.934	12.19%
	Wendel & Co. c/o The Bank of New York Mellon Mutual Funds Reorg. Department P.O. Box 1066 Wall St. Station New York, NY 10268	2,683,645.393	10.60%
Robeco Boston Partners Long/Short Research Fund – Institutional Class	Charles Schwab&Co. Inc Special Custody Account For Bene of Cust Attn. Mutual Funds 101 Montgomery St. San Francisco, CA 94101-4122	7,587,631.411	28.25%
	National Financial Svcs Corp. For Exclusive Benefit of Our Customers Russ Lennon 200 Liberty Street New York, NY 10281	4,606,359.388	17.15%

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Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of November 30, 2012
	Mac & Co. Mutual Fund Operations PO BOX 3198 525 William Penn Place Pittsburh, PA 15230	4,325,627.360	16.10%
	Mac & Co. Mutual Fund Operations PO BOX 3198 525 William Penn Place Pittsburh, PA 15230	2,327,581.390	8.67%
Robeco WPG Small/Micro Cap Value Fund – Institutional Class	Charles Schwab & Co. Inc. Reinvest Account Attn. Mutual Funds Dept 101 Montgomery Street San Francisco, CA 94101-0000	177,595.817	7.06%
	Carpenters Pension Fund of West VA 609 3rd Ave Chesapeake, OH 45619	175,374.195	6.97%
	International Union of Operating Engineers Local 132 Pension Fund Att. Jerry Moore 636 4th Ave. Second Floor Huntington, WV 25701	149,573.000	5.94%
Robeco BP Global Equity Fund- Institutional Class	Robeco Investment Management Inc. Att: Lynn Jian 909 3rd Ave. 32nd FL New York, NY 10022-4731	1,000,000.000	97.16%
Robeco BP International Equity Fund- Institutional Class	Robeco Investment Management Inc. Att: Lynn Jian 909 3rd Ave. 32nd FL New York, NY 10022-4731	1,000,000.000	98.75%
Robeco Boston Partners Small Cap Value Fund II – Investor Class	Charles Schwab & Co. Inc. Special Custody Account For Bene of Cust Attn Mutual Funds 101 Montgomery St. San Francisco, CA 94101-4122	2,418,571.322	52.91%
	National Financial Services Corp. For the Exclusive Bene of Our Customers Attn. Mutual Funds 5th Fl. 200 Liberty St 1 World Financial Cr New York, NY 10281-1003	1,025,010.391	22.42%

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Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of November 30, 2012
Robeco Boston Partners All-Cap Value Fund – Investor Class	National Financial Svcs Corp. For Exclusive Benefit of Our Customers Russ Lennon 200 Liberty Street New York, NY 10281	539,154.415	31.72%
	Charles Schwab & Co. Inc. Special Custody Account For Bene of Cust Attn Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4122	488,012.271	28.71%
	Vanguard Brokerage Services P.O. Box 1170 Valley Forge, PA 19482-1170	138,408.913	8.14%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	109,297.997	6.43%
Robeco Boston Partners Long/Short Equity Fund – Investor Class	National Financial Svcs Corp. For Exclusive Bene of Our Customers 200 Liberty St. # CE New York, NY 10281-1003	3,528,060.206	38.79%
	Charles Schwab & Co. Inc. Special Custody Account For Bene of Cust Attn. Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4122	2,252,593.908	24.76%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	535,180.641	5.88%

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Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of November 30, 2012
Robeco Boston Partners Long/Short Research Fund – Investor Class	UBS Financial Services Inc. FBO Central Pacific Bank, Cust Hawaii Laborers Pension Fund 220 S King Street 20th Fl Honolulu, HI 96813-4526	1,274,844.154	26.02%
	Charles Schwab & Co. Inc. Special Custody Account For Bene of Cust Attn. Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	1,111,381.495	22.68%
	National Financial Svcs Corp. For Exclusive Benefit of Our Customers Russ Lennon 200 Liberty Street New York, NY 10281	447,866.459	9.14%
	UBS Financial Services Inc. FBO Central Pacific Bank, Cust Hawaii Laborers Annuity Fund 220 S King Street 20th Fl Honolulu, HI 96813-4526	431,406.385	8.80%
	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, NE 68103-2226	381,186.253	7.78%

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As of November 30, 2012, the Directors and officers as a group owned 4.47% of the Schneider Value Fund, 1.08% of the Schneider Small Cap Value Fund and less than 1% of the outstanding shares of each other portfolio and class within the Company.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

Founded in 1929, Robeco Groep N.V. is one of the world’s oldest asset management organizations and advisers to investment funds. As of November 30, 2012, Robeco Investment Management Inc. had approximately $28 billion (USD) in assets under management. Robeco Groep N.V. is 100% owned by Rabobank Nederland (“Rabobank”). Rabobank is a cooperative bank that is owned by a large number of local banks in the Netherlands.

In addition, by virtue of its common control under its parent company, Rabobank, Robeco is also affiliated with three broker dealers: Robeco Securities L.L.C., Harbor Funds Distributors, Inc. and Rabo Securities USA, Inc. Robeco does not execute trades through any of these affiliates.

Robeco has investment discretion for the Funds and will make all decisions affecting the assets of those Funds under the supervision of the Company’s Board of Directors and in accordance with each Fund’s stated policies. Robeco will select investments for the Funds.

Subject to the supervision of the Company’s Board of Directors, the Adviser will provide for the overall management of the Funds, including (i) the provision of a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents, (ii) the determination from time to time of what securities and other investments will be purchased, retained or sold by the Funds, and (iii) the placement from time to time of orders for all purchases and sales made for the Funds. The Adviser will provide the services rendered by it in accordance with the Funds’ investment goals, restrictions and policies as stated in the Prospectuses and in this SAI.

For its services to the Boston Partners Funds, Robeco is entitled to receive a monthly advisory fee under the Advisory Agreements computed at an annual rate of 2.25% of the Long/Short Equity Fund’s average daily net

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assets, 1.25% of the Long/Short Research Fund’s average daily net assets, 1.00% of the Small Cap Value Fund’s average daily net assets, 0.80% of the All-Cap Value Fund’s average daily net assets, 0.90% of the Global Equity Fund’s average daily net assets and 0.90% of the International Equity Fund’s average daily net assets, respectively. Until December 31, 2012, Robeco has agreed to waive its fees to the extent necessary to maintain an annualized expense ratio for the Institutional Class of the Long/Short Equity Fund, the Long/Short Research Fund, the Small Cap Value Fund, the All-Cap Value Fund, the Global Equity Fund and the International Equity Fund of 2.50%, 1.50%, 1.30%, 0.70%, 1.30% and 1.30% (excluding certain items discussed below), respectively. Until December 31, 2012, Robeco has also agreed to waive its fees to the extent necessary to maintain an annualized expense ratio for the Investor Class of the Long/Short Equity Fund, the Long/Short Research Fund, the Small Cap Value Fund, the All-Cap Value Fund, the Global Equity Fund and the International Equity Fund of 2.75%, 1.75%, 1.55%, 0.95%, 1.55% and 1.55% (excluding certain items discussed below), respectively.

For its services to the WPG Fund, Robeco is entitled to receive a monthly advisory fee under the Advisory Agreements, for the Institutional Class computed as follows:

•                  0.90% of average daily net assets up to $300 million

•                  0.80% of average daily net assets $300 million to $500 million

•                  0.75% of average daily net assets in excess of $500 million

Until December 31, 2013, Robeco has agreed to waive its fees to the extent necessary to maintain an annualized expense ratio of 1.70% (excluding certain items below) for the WPG Fund.

In determining Robeco’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause a Fund’s net annualized expense ratio to exceed the applicable expense limitation: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest account and could cause a Fund’s net annualized expense ratio to exceed the applicable expense limitation: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, taxes, or interest. The contractual limitations are in effect until December 31, 2013 and may not be terminated without the approval of the Company’s Board of Directors. There can be no assurance that Robeco will continue such waivers after December 31, 2013.

The Global Equity Fund and International Equity Fund did not pay Robeco any advisory fees for the fiscal years ended August 31, 2011 and 2010 because the Funds had not yet commenced operations. The Long/Short Research Fund did not pay Robeco any advisory fees for the fiscal year ended August 31, 2010 because the Fund had not yet commenced operations.  For the fiscal years ended August 31, 2012, 2011 and, 2010, the Boston Partners Funds paid Robeco advisory fees and Robeco waived advisory fees as follows:

For the Fiscal Year Ended	Advisory Fees Paid (after waivers and reimbursements)	Waivers	Reimbursements
August 31, 2012
Small Cap Value	$1,066,567	$70,808	$0
Long/Short Equity	$12,904,500	$0	$0
All-Cap Value	$1,246,620	$870,649	$0
Long/Short Research*	$1,931,592	$57,012	$0
Global Equity**	$0	$63,818	$70,002
International Equity**	$0	$62,415	$82,195
August 31, 2011
Small Cap Value	$1,020,913	$79,497	$0
Long/Short Equity	$9,014,454	$39,107	$0
All-Cap Value	$1,080,233	$759,571	$0
Long/Short Research*	$0	$254,235	$1,793
August 31, 2010
Small Cap Value	$703,376	$68,849	$0
Long/Short Equity	$4,226,694	$106,526	$0
All-Cap Value	$450,734	$344,480	$0

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*The Long/Short Research Fund commenced operations on September 30, 2010.

**The Global Equity Fund and International Equity Fund commenced operations on December 30, 2011.

For services provided by Robeco to the WPG Fund for the fiscal years ended August 31, 2012, 2011 and 2010, the following advisory fees were paid:

For the Fiscal Year Ended	Advisory Fees Paid (after waivers and reimbursements)	Waivers	Reimbursements
August 31, 2012
WPG Small/Micro Cap Value Fund	$323,721	$228	$0
August 31, 2011
WPG Small/Micro Cap Value Fund	$319,919	$19,894	$0
August 31, 2010
WPG Small/Micro Cap Value Fund	$295,093	$28,448	$0

Each class of the Funds bears its own expenses not specifically assumed by Robeco. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company’s Board of Directors in such manner as it deems to be fair and equitable. Expenses borne by a portfolio include, but are not limited to the expenses listed in the Prospectuses and the following (or a portfolio’s share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by Robeco; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Company to its Directors and officers; (g) organizational costs; (h) fees to the investment advisers and BNY Mellon; (i) fees and expenses of officers and Directors who are not affiliated with a portfolio’s investment adviser or Foreside Distributors; (j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the portfolios and their shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the Company; (r) the expense of reports to shareholders, shareholders’ meetings and proxy solicitations that are not attributable to a particular class of shares of the Company; (s) fidelity bond and directors’ and officers’ liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by a portfolio’s investment adviser under its advisory agreement with the portfolio. Each class of the Funds pays its own distribution fees, if applicable, and may pay a different share than other classes of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by such class or if it receives different services.

Under the Advisory Agreements Robeco will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds or the Company in connection with the performance of the Advisory Agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of their respective duties or from reckless disregard of their duties and obligations thereunder. The Advisory Agreements for the Small Cap Value, All-Cap Value and Long/Short Equity Funds were most recently renewed on May 16, 2012 for a one-year term by a vote of the Company’s Board of Directors, including a majority of those Directors who are not parties to the Advisory Agreements or “interested persons” (as defined in the 1940 Act) of such parties. The Advisory Agreements were each approved by the shareholders of the Small Cap Value, All-Cap Value and Long/Short Equity Funds at a special meeting held on October 25, 2002. The Advisory Agreement for the WPG Fund was most recently renewed on May 16, 2012 for a one-year term by a vote of the Company’s Board of Directors, including a majority of those Directors who are not parties to the Advisory Agreements or “interested persons” (as defined in the 1940 Act) of such parties. The Advisory Agreement for the Long/Short Research Fund was approved on September 31, 2010 for an initial two-year term and was most recently renewed on May 16, 2012 for a one-year term by a vote of the Company’s Board of Directors, including a majority of those Directors who are

46

not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of such parties.  The Advisory Agreements for the Global Equity Fund and International Equity Fund were approved on September 13, 2011 for an initial two-year term by a vote of the Company’s Board of Directors, including a majority of those Directors who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of such parties. The Advisory Agreements for all of the Funds are terminable by vote of the Company’s Board of Directors or by the holders of a majority of the outstanding voting securities of each of the Funds, at any time without penalty, on 60 days’ written notice to Robeco. The Advisory Agreements may also be terminated by Robeco on 60 days’ written notice to the Company. The Advisory Agreements terminate automatically in the event of assignment thereof.   Disclosure relating to the material factors and the conclusions with respect to those factors that formed the basis for the Board of Directors’ approval of the continuation of each Funds’  investment advisory agreement may be reviewed in the Funds’ annual report to shareholders dated August 31, 2012, which may be obtained by calling (888) 261-4073 or visiting the SEC’s website at www.sec.gov.

Portfolio Managers

Description of Compensation. Portfolio managers’ compensation generally is comprised of a base salary and a discretionary bonus. The discretionary bonus is based upon the unique structure of each team and consideration may be given to one or more of the following criteria, depending on the team.

•                  Individual Contribution: a subjective evaluation of the professional’s individual contribution based on the individual’s goals and objectives established at the beginning of each year;

•                  Product Investment Performance: the performance of the investment product(s) with which the individual is involved versus the pre-designed index based on the excess return and the level of risk, or tracking error, of the product;

•                  Investment Team Performance: the financial results of the Portfolio Manager’s investment group; and

•                  Firm-Wide Performance: the overall financial performance of the firm.

Compensation for portfolio managers who are also members of Robeco’s senior management team is typically derived from a base salary and a discretionary bonus. The bonus is largely tied to firm financial performance against established goals and aligned with the primary focus on investment performance results versus benchmarks.

Robeco offers a profit participation plan that is centered on investment professionals and enables them to participate in the firm’s performance. The incentive plan provides for the issuance of restricted shares and options that represent 20% of Robeco’s equity. The restricted shares and options vest over three to five years and are perpetual; when shares are redeemed, new shares will be issued. This feature ties investment professionals’ incentive to multi-period time frames.

Other Accounts. The table below discloses accounts, other than the Funds, for which each Portfolio Manager is primarily responsible for the day-to-day portfolio management, as of August 31, 2012.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets ($mm)	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance ($mm)

Small Cap Value Fund II
1. David M. Dabora*	Other Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	1	$14	0	$0
	Other Accounts:	38	$2.019	2	$161
2. George Gumpert*	Other Registered Investment Companies:	0	$0	0	$0

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Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets ($mm)	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance ($mm)

	Other Pooled Investment Vehicles:	1	$14	0	$0
	Other Accounts:	38	$2,019	2	$161
All Cap Value Fund
1. Duilio Ramallo	Other Registered Investment Companies:	1	$5,088	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	44	$3,080	2	$88
Long/Short Research Fund
1. Joseph F. Feeney, Jr.*	Other Registered Investment Companies:	2	$1,985	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	8	$588	1	$21
2. Eric Connerly*	Other Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	0	$0	0	$0
Long/Short Equity Fund
1. Robert T. Jones	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	1	$97	0	$0
	Other Accounts:	0	$0	0	$0
Global Equity Fund and International Equity Fund
1. Harry J. Rosenbluth	Other Registered Investment Companies:	1	$37	0	$0
	Other Pooled Investment Vehicles:	2	$11	0	$0
	Other Accounts:	0	$0	0	$0
2. Christopher K. Hart	Other Registered Investment Companies:	1	$37	0	$0
	Other Pooled Investment Vehicles:	2	$11	0	$0
	Other Accounts:	0	$0	0	$0
WPG Small/Micro Cap Value Fund
1. Richard A. Shuster*	Registered Investment Companies:	4	$232	0	$0
	Other Pooled Investment Vehicles:	1	$37	0	$0
	Other Accounts:	10	$541	1	$77

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Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets ($mm)	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance ($mm)

2. Gregory N. Weiss*	Registered Investment Companies:	4	$232	0	$0
	Other Pooled Investment Vehicles:	1	$37	0	$0
	Other Accounts:	10	$541	1	$77

*         The portfolio managers utilize a team based approach to other accounts managed. The portfolio managers are jointly and primarily responsible for the management of a portion of the total assets and number of accounts shown.

Conflict of Interest. Investment decisions for the Fund’s portfolios are made in conjunction with decisions for other accounts and/or funds for the same strategy. The adviser recognizes that potential conflicts may arise with respect to the side-by-side management of registered investment companies and “investment accounts,” which include privately offered funds, separately managed accounts of high net worth individuals and institutional investors, and the other funds. These risks include, but may not be limited to: differing fee structures (including performance based fees), differing investments selected for various vehicles, and inequitable allocation and aggregation trading practices. Private investment partnerships, registered funds and separately managed accounts are generally invested pari passu thus mitigating many of the perceived risk associated with simultaneous management if possible. Additionally, the Compliance Department has developed comprehensive monitoring policies and procedures designed to mitigate any actual or perceived conflicts.

Securities Ownership. The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager in the Fund or Funds managed by such Portfolio Manager as of August 31, 2012.

Portfolio Manager	Dollar ($) Value of Fund Shares Beneficially Owned
Small Cap Value Fund II
David Dabora	$500,001 - $1,000,000
George Gumpert	$10,001 - $50,000
All-Cap Value Fund
Duilio Ramallo	$500,001 - $1,000,000
Long/Short Equity Fund
Robert Jones	Over $1,000,000
Long/Short Research Fund
Joseph F. Feeney, Jr.	$500,001 - $1,000,000
Eric Connerly	$500,001 - $1,000,000
Global Equity Fund
Christopher K. Hart	$100,001-$500,000
Harry J. Rosenbluth	None
International Equity Fund
Christopher K. Hart	$100,001-$500,000
Harry J. Rosenbluth	$10,001 - $50,000
WPG Small /Micro Cap Value Fund
Richard A. Shuster	$10,001 - $50,000
Gregory N. Weiss	$10,001 - $50,000

Custodian Agreement

The Bank of New York Mellon, One Wall Street, New York, New York 10286 (the “Custodian”), is custodian of the Funds’ assets pursuant to a Custodian Agreement dated July 18, 2011.  Under the Custodian Agreement, the

49

Custodian: (a) maintains a separate account or accounts in the name of each Fund; (b) holds and transfers portfolio securities on account of each Fund; (c) accepts receipts and makes disbursements of money on behalf of each Fund; (d) collects and receives all income and other payments and distributions on account of each Fund’s portfolio securities; and (e) makes periodic reports to the Company’s Board of Directors concerning the Funds’ operations. The Custodian is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that the Custodian remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Funds harmless from the acts and omissions of any sub-custodian. The Funds have made arrangements with BNY Mellon Investment Servicing Trust Company to serve as custodian for Individual Retirement Accounts (“IRAs”).  For its services to the Funds under the Custodian Agreement, the Custodian receives a fee of 0.75% of average daily gross assets of each Fund calculated daily and payable monthly, or a minimum monthly fee of $833 for each Fund, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund.

Transfer Agency Agreement

BNY Mellon, 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer and dividend disbursing agent for the Funds pursuant to a transfer agency agreement dated November 5, 1991, as supplemented (the “Transfer Agency Agreement”), under which BNY Mellon: (a) issues and redeems shares of each Fund; (b) addresses and mails all communications by the Funds to record owners of the shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Company’s Board of Directors concerning the operations of the Funds. BNY Mellon may, on 30 days’ notice to the Company, assign its duties as transfer and dividend disbursing agent to any other affiliate of BNY Mellon For its services to the Funds under the Transfer Agency Agreement, BNY Mellon receives a fee at the annual rate of $10 per account in the Fund, with a minimum monthly fee of $2,650 per fund/class payable monthly on a pro rata basis, exclusive of out-of-pocket expenses, and also receives reimbursement of its out-of-pocket expenses.

BNY Mellon also provides services relating to the implementation of the Company’s Anti-Money Laundering Program. The Company pays an annual fee, ranging from $3,000 - $50,000, based on the number of open accounts in each portfolio of the Company. In addition, BNY Mellon provides services relating to the implementation of the Funds’ Customer Identification Program, including verification of required customer information and the maintenance of records with respect to such verification. The Funds will pay BNY Mellon $2.25 per customer verification and $0.02 per month per record result maintained.

Administration and Accounting Agreement

BNY Mellon serves as administrator to the Funds pursuant to administration and accounting services agreements (the “Administration Agreements”). BNY Mellon has agreed to furnish to the Funds statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Funds. In addition, BNY Mellon has agreed to prepare and file various reports with the appropriate regulatory agencies and prepare materials required by the SEC or any state securities commission having jurisdiction over the Funds. The Administration Agreements provide that BNY Mellon shall be obligated to exercise care and diligence in the performance of its duties, to act in good faith and to use its best efforts, within reasonable limits, in performing services thereunder. BNY Mellon shall be responsible for failure to perform its duties under the Administration Agreement arising out of its willful misfeasance, bad faith, gross negligence or reckless disregard. For its services to the Boston Partners Funds and the WPG Fund, BNY Mellon is entitled to receive a fee calculated at an annual rate of:

•                  0.08% of each Fund’s first $250 million of average daily net assets;

•                  0.065% of each Fund’s next $250 million of average daily net assets;

•                  0.055% of each Fund’s next $250 million of average daily net assets;

•                  0.040% of each Fund’s next $750 million of average daily net assets; and

•                  0.03% of each Fund’s average daily net assets in excess of $1.5 billion.

The minimum monthly fee will be $5,417 for each of the Funds, exclusive of Rule 38a-1 base compliance support services fees, costs of obtaining independent security market quotes, data repository and analytics suite access fees and out-of-pocket expenses.

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The Administration Agreements provide that BNY Mellon shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or a Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder.

On June 1, 2003, the Company entered into a regulatory administration services agreement with BNY Mellon. Under this agreement, BNY Mellon has agreed to provide regulatory administration services to the Company. These services include the preparation and coordination of the Company’s annual post-effective amendment filing and supplements to the Funds’ registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company’s regulatory administration. BNY Mellon receives an annual fee based on the average daily net assets of the portfolios of the Company.

For the fiscal years ended August 31, 2012, 2011 and 2010, the Boston Partners Funds paid BNY Mellon administration, accounting and regulatory administration fees and related out-of-pocket expenses as follows:

Fund	Administration, Accounting and Regulatory Administration Fees Paid (after waivers and reimbursements)	Waivers	Reimbursements
Fiscal Year Ended August 31, 2012
Small Cap Value	$117,591	$0	$0
Long/Short Equity	$496,923	$0	$0
Long/Short Research	$172,220	$0	$0
All Cap Value	$251,621	$0	$0
Global Equity*	$34,847	$16,251	$0
International Equity*	$37,406	$16,251	$0
Fiscal Year Ended August 31, 2011
Small Cap Value	$117,597	$0	$0
Long/Short Equity	$357,186	$0	$0
Long/Short Research**	$65,532	$15,735	$0
All Cap Value	$217,479	$0	$0
Global Equity*	$0	$0	$0
International Equity*	$0	$0	$0
Fiscal Year Ended August 31, 2010
Small Cap Value	$90,351	$0	$0
Long/Short Equity	$190,991	$0	$0
All Cap Value	$106,848	$0	$0

* The Global Equity Fund and the International Equity Fund commenced operations on December 30, 2011.

* *The Long/Short Research Fund commenced operations on September 30, 2010.

For the fiscal years ended August 31, 2012, 2011 and 2010 BNY Mellon provided administrative services to the WPG Fund. The WPG Fund paid BNY Mellon administration, accounting and regulatory administration fees and related out-of-pocket expenses as follows:

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Fund Name	Administration, Accounting and Regulatory Administration Fees(after waivers and reimbursements)	Waivers	Reimbursements
Fiscal Year Ended August 31, 2012	$78,588	$0	$0
Fiscal Year Ended August 31, 2011	$86,771	$0	$0
Fiscal Year Ended August 31, 2010	$74,504	$0	$0

DISTRIBUTION ARRANGEMENTS

Distribution Agreement and Plans of Distribution

Foreside Funds Distributors, LLC, formerly known as BNY Mellon Distributors Inc., (“Foreside Distributors”) whose principal business address is 400 Berwyn Park, 899 Cassatt Road, Berwyn, PA 1931, serves as the underwriter to the Funds pursuant to the terms of a distribution agreement, effective April 1, 2012, as supplemented (the “Distribution Agreement”).

Institutional Class.  Pursuant to the Distribution Agreement, Foreside Distributors will use appropriate effort to solicit orders for the sale of each Fund’s shares. Foreside Distributors does not receive compensation from the Company for the distribution of the Funds’ Institutional Class shares; however, the Adviser pays an annual fee to Foreside Distributors as compensation for underwriting services rendered to the Funds pursuant to the Distribution Agreement.

Investor Class. Pursuant to the Distribution Agreement and the related Plans of Distribution, as amended, for the Investor Class (together, the “Investor Class Plans”), which were adopted by the Company in the manner prescribed by Rule 12b-1 under the 1940 Act, Foreside Distributors will use appropriate efforts to solicit orders for the sale of each Fund’s shares. Payments to Foreside Distributors under the Investor Class Plans are to compensate it for distribution assistance and expenses assumed and activities intended to result in the sale of shares of the Investor Class including advertising, printing and mailing of prospectuses to others than current shareholders, compensation to underwriters, compensation to broker-dealers, compensation to sales personnel, and interest, carrying or other financing changes. As compensation for its distribution services, Foreside Distributors receives, pursuant to the terms of the Distribution Agreement, a distribution fee under the Investor Class Plans, to be calculated daily and paid monthly by the Investor Class of each of the Funds at the annual rate set forth in the Investor Class Prospectus.

For the fiscal years ended August 31, 2012, 2011 and 2010 the Investor Class of each of the Funds paid Foreside Distributors fees as follows:

Fund	Distribution Fees Paid (after waivers and reimbursements)	Waivers	Reimbursements
Fiscal Year Ended August 31, 2012
Small Cap Value	$185,721	$0	$0
Long/Short Equity	$370,309	$0	$0
All-Cap Value	$62,426	$0	$0
Global Equity*	$0	$0	$0
International Equity*	$0	$0	$0
WPG Small/Micro Cap Value	$0	$0	$0
Long/Short Research	$84,371	$0	$0

Fiscal Year Ended August 31, 2011
Small Cap Value	$193,214	$0	$0
Long/Short Equity	$297,086	$0	$0
Long/Short Research**	$17,589	$0	$0
All-Cap Value	$54,043	$0	$0
Global Equity*	$0	$0	$0
International Equity*	$0	$0	$0
WPG Small/Micro Cap Value	$0	$0	$0

Fiscal Year Ended August 31, 2010
Small Cap Value	$127,269	$0	$0
Long/Short Equity	$186,291	$0	$0
All-Cap Value	$30,425	$0	$0
WPG Small/Micro Cap Value	$0	$0	$0

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* The Global Equity Fund and International Equity Fund commenced operations on December 30, 2011.

** The Long/Short Research Fund commenced operations on September 30, 2010.

For the fiscal years ended August 31, 2012, 2011 and 2010 the Funds paid fees to broker-dealers and Foreside Distributors retained fees as follows:

For the Fiscal Year Ended	Fees Paid to Broker Dealers	Fees Retained by the Distributor
August 31, 2012	$622,202	$151,348
August 31, 2011	$528,415	$0
August 31, 2010	$410,666	$0

Among other things, the Plans provide that: (1) Foreside Distributors shall be required to submit quarterly reports to the Directors of the Company regarding all amounts expended under the Plans and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plans will continue in effect only so long as they are approved at least annually, and any material amendment thereto is approved, by the Company’s Directors, including a majority of those Directors who are not “interested persons” (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any agreements related to the Plans, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by each Fund on the distribution of the Fund’s shares of a Class under the Plans shall not be materially increased without shareholder approval; and (4) while the Plans remain in effect, the selection and nomination of the Company’s Directors who are not “interested persons” of the Company (as defined in the 1940 Act) shall be committed to the discretion of such Directors who are not “interested persons” of the Company.

Mr. Sablowsky, a Director of the Company, had an indirect interest in the operation of the Plans by virtue of his position with Oppenheimer Co., Inc., formerly Fahnestock Co., Inc., a broker-dealer.

For the fiscal year ended August 31, 2012, the Funds’ Plan expenses were spent for the following purposes:

Investor Class	Small Cap Value	Long/ Short Equity	All-Cap Value	Long/Short Research Fund	International Equity Fund	Global Equity Fund
Compensation to broker/dealers	$155,359	$317,216	$55,628	$68,998	$0	$0
Compensation to sales personnel	$0	$0	$0	$0	$0	$0
Advertising	$28,255	$7,951	$1,152	$2,226	$0	$0
Printing and mailing of prospectuses to other than current shareholders	$0	$0	$0	$0	$0	$0
Compensation to underwriters	$105,292	$20,644	$7,400	$3,128	$0	$0
Interest, financing charges	$0	$0	$0	$0	$0	$0
Other	$0	$0	$0	$0	$0	$0

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* The Global Equity Fund and International Equity Fund commenced operations on December 30, 2011.

FUND TRANSACTIONS

Subject to policies established by the Board of Directors and applicable rules, each Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Funds. In executing portfolio transactions, each Adviser seeks to obtain the best price and most favorable execution for the Funds, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While each Adviser generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

No Fund has any obligation to deal with any broker or group of brokers in the execution of portfolio transactions. Each Adviser may, consistent with the interests of the Funds and subject to the approval of the Board of Directors, select brokers on the basis of the research, statistical and pricing services they provide to the Funds and other clients of each Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Adviser under its respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that each Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of each Adviser to a Fund and its other clients and that the total commissions paid by a Fund will be reasonable in relation to the benefits to a Fund over the long-term.

For the fiscal year ended August 31, 2012, the Funds* paid the following commissions to brokers on account of research services:

Fund	2012
Small Cap Value	$56,735
Long/Short Equity	$2,461,266
Long/Short Research	$458,128
All-Cap Value	$150,913
WPG Small/Micro Cap Value	$201,540
Global Equity*	$29,062
International Equity*	$41,737

*The Global Equity Fund and International Equity Fund commenced operations on December 30, 2011.

The following chart shows the aggregate brokerage commissions paid by each Boston Partners Fund for the past three fiscal years ended August 31:

Fund	2012	2011	2010
Small Cap Value	$56,732	$93,288	$99,724
Long/Short Equity	$2,474,919	$2,568,356	$1,335,796
Long/Short Research*	$459,707	$97,508	$0
All-Cap Value	$150,906	$189,707	$111,437
Global Equity**	$31,114	$0	$0
International Equity**	$45,236	$0	$0

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*The Long/Short Research Fund commenced operations on September 30, 2010.

**The Global Equity Fund and International Equity Fund commenced operations on December 30, 2011.

The following chart shows the aggregate brokerage commissions paid by the WPG Fund for the past three fiscal years ended August 32:

Fund	2012	2011	2010
WPG Small/Micro Cap Value Fund	$200,335	$203,614	$222,600

The Funds are required to identify any securities of the Company’s regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the end of the most recent fiscal year. As of August 31, 2012, the following Funds held the following securities:

Fund	Broker Dealer	Value
Small Cap Value Fund	MP Group, Inc.	$335,338.85
	Cowen Group, Inc.	$66,267.90

Long/Short Equity Fund	JP Morgan Chase & Co.	$3,782,560.44
	Morgan Stanley	$3,329,475.00
	Goldman Sachs Group, Inc.	$2,126,874.96
	Cowen Group, Inc	$2,023,585.20
	Charles Schwab Corp.	$1,652,997.15
	TD Ameritrade Holding Corp.	$1,541,097.70

All-Cap Value Fund	JP Morgan Chase & Co.	$11,361,311.70
	Citigroup Inc.	$5,648,970.27
	Wells Fargo & Co.	$6,103,110.35
	BB&T Corp.	$4,798,968.70
	Raymond James Financial, Inc.	$1,950,608.00

Long/Short Research Fund	Wells Fargo & Co.	$2,790,221.79
	JP Morgan Chase & Co.	$2,654,470.08
	Citigroup, Inc.	$2,648,527.66
	SunTrust Banks, Inc.	$2,094,899.10
	Raymond James Financial, Inc.	$1,658,096.00
	PNC Financial Services Group	$1,609,322.40
	TD Ameritrade Holding Corp.	$1,549,652.70
	Goldman Sachs Group, Inc.	$1,007,511.60
	Morgan Stanley	$952,875.00
	BB&T Corp.	$788,500.00

WPG Small/Micro Cap Value Fund	FBR & Co.	$482,073.00

Global Equity Fund	Wells Fargo & Co.	$200,096.40
	SunTrust Banks, Inc.	$85,326.30
	HSBC Holdings ORD.	$80,502.88

International Equity Fund	HSBC Holdings ORD.	$208,408.98
	Shinsei Bank Ltd.	$54,623.24

Investment decisions for each Fund and for other investment accounts managed by the Adviser are made independently of each other in the light of differing conditions. However, the same investment decision may be

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made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to a Fund.

PURCHASE AND REDEMPTION INFORMATION

You may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire. The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Fund’s shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing that Fund’s NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. A shareholder will also bear any market risk or tax consequences as a result of a payment in securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that each Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the “NYSE”) is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions).

Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectuses from time to time; (2) if such redemption is, in the opinion of the Company’s Board of Directors, desirable in order to prevent the Company or any Fund from being deemed a “personal holding company” within the meaning of the Code; (3) or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company’s responsibilities under the 1940 Act.

Each Fund has the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the particular Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

Automatic Investment Plan

The Automatic Investment Plan enables investors to make regular (monthly or quarterly) investments (Boston Partners Funds $5,000 minimum for Institutional Class and $100 minimum for Investor Class/ WPG Fund $50 minimum), in Institutional Class shares of any Fund through an automatic withdrawal from your designated bank account by simply completing the Automatic Investment Plan application. Please call the Transfer Agent at (888) 261-4073 to enroll. By completing the enrollment form, you authorize the Funds’ Custodians to periodically draw money from your designated account, and to invest such amounts in account(s) with the fund(s) specified. The transaction will be automatically processed to your mutual fund account on or about the first business day of the month or quarter you designate.

If you elect the Automatic Investment Plan, please be aware that: (1) the privilege may be revoked without prior notice if any check is not paid upon presentation; (2) the Funds’ Custodians are under no obligation to notify you as to the non-payment of any check, and (3) this service may be modified or discontinued by the Funds’ Custodians upon thirty (30) days’ written notice to you prior to any payment date, or may be discontinued by you by written notice to the Transfer Agent at least ten (10) days before the next payment date.

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OTHER INFORMATION REGARDING MAXIMUM SALES CHARGE, PURCHASES AND REDEMPTIONS

The following information supplements the information in the Prospectuses under the caption “Shareholder Information.” Please see the Prospectuses for more complete information.

Other Purchase Information

If shares of a Fund are held in a “street name” account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner’s account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of the beneficial owner’s transactions, a beneficial owner should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Dealer.

Systematic Withdrawal Plan

A systematic withdrawal plan (the “Systematic Withdrawal Plan”) is available to shareholders of the WPG Fund, and Investor Class Shares of the Boston Partners Funds whose shares are worth at least $10,000. The Systematic Withdrawal Plan provides for monthly payments to the participating shareholder of any amount not less than $100 ($50 with respect to the Robeco Long/Short Research and WPG Funds).

Dividends and capital gain distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the applicable Fund at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time. Withdrawal payments should not be considered to be dividends, yield or income. If periodic withdrawals continuously exceed new purchases and reinvested dividends and capital gains distributions, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. See “Shareholder Information” in the Prospectuses. In addition, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. A shareholder should consult his or her own tax adviser with regard to the tax consequences of participating in the Systematic Withdrawal Plan. For further information or to request a Systematic Withdrawal Plan, please write or call the Transfer Agent.

TELEPHONE TRANSACTION PROCEDURES

The Company’s telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match the Company’s records; (3) requiring the Company’s service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than BNY Mellon Distributors), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller’s authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under a power of attorney.

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VALUATION OF SHARES

Subject to the approval of the Company’s Board of Directors, the Funds may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the securities being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on a Fund’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Funds’ Valuation Committee under the direction of the Company’s Board of Directors.

TAXES

General

The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectuses are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectuses and this SAI are based on the Internal Revenue Code (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may be retroactive.

Each Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, each Fund generally is exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, each Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of each Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, each Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

Each Fund intends to comply with these requirements. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year a Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income

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(excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

Loss Carryforwards

For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss.  For capital losses realized in taxable years beginning after December 22, 2010, the eight-year limitation has been eliminated, so that any capital losses realized by a Fund in the taxable year beginning September 1, 2011 and in subsequent taxable years will be permitted to be carried forward indefinitely.

As of August 31, 2012, the Funds had the following capital loss carryforwards for federal income tax purposes subject to the expiration dates set forth in the table below:

Fund	August 31, 2016	August 31, 2017	August 31, 2018	Total
Small Cap Value Fund	$0	$3,220,796	$12,850,401	$16,071,197
Long/Short Equity Fund	$1,686,468	$0	$0	$1,686,468
Long/Short Research Fund	$0	$0	$0	$0
All-Cap Value Fund	$0	$0	$0	$0
WPG Fund	$0	$1,017,173	$3,418,543	$4,435,716

As of August 31, 2012, the Funds had the following capital loss carryforwards for federal income tax purposes which may be carried forward indefinitely with the retained tax character as set forth in the table below:

Fund	Short-Term	Long-Term
Global Equity Fund	$41,732	$0
International Equity Fund	$44,041	$0

These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

Due to limitations imposed by section 382 of the Code, $1,686,468 of capital loss carryforwards of the Long/Short Equity Fund, which were acquired in its reorganization with the WPG 130/30 Large Cap Core Fund on April 17, 2009, can generally only be used at a rate of $421,617 per year.

State and Local Taxes

Although each Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

Taxation of Certain Investments

The tax principles applicable to transactions in financial instruments, such as and futures contracts and options, that may be engaged in by a Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

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In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 80.373 billion shares have been classified into 140 classes, however, the Company only has 25 active share classes that have begun investment operations. Under the Company’s charter, the Board of Directors has the power to classify and reclassify any unissued shares of common stock from time to time.

Each share that represents an interest in a Fund has an equal proportionate interest in the assets belonging to such Fund with each other share that represents an interest in such Fund, even where a share has a different class designation than another share representing an interest in that Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2 the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

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MISCELLANEOUS

Counsel

The law firm of Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000, Philadelphia, Pennsylvania 19103-6996, serves as independent counsel to the Company and the Independent Directors.

Independent Registered Public Accounting Firm

Ernst & Young LLP, One Commerce Square, Suite 700, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as the Funds’ independent registered public accounting firm, and in that capacity audits the Funds’ financial statements.

FINANCIAL STATEMENTS

The audited financial statements, financial highlights, and notes thereto in the Funds’ Annual Report to shareholders for the fiscal year ended August 31, 2012 (the “Annual Report”) have been audited by Ernst & Young LLP, whose report thereon also appears in the Annual Report, which is incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. Such financial statements have been incorporated herein in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by telephoning BNY Mellon at the telephone number appearing on the front page of this SAI.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days.  The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks – Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

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Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.  The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk.  Default is a real possibility.

“RD” – Restricted default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Applicable to entity ratings only.

“D” – Default.  Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner.  Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims.  The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality.  The capacity for the payment of short-term financial obligations as they fall due is exceptionally high.  Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality.  The capacity for the payment of short-term financial obligations as they fall due is very high.  Differs from “R-1 (high)” by a relatively modest degree.  Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial.  Overall strength is not as favorable as higher rating categories.  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.  A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality.  There is a capacity for the payment of short-term financial obligations as they fall due.  May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

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“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality.  The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” implies a financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange.  A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstance may exist.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” – A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default.  Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“D” – An obligation rated “D” is in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments

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on an obligation are jeopardized.  An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised.  Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default.  The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality.  “AAA” ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality.  “AA” ratings denote expectations of very low credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality.  “A” ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

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“BBB” – Securities considered to be of good credit quality.  “BBB” ratings indicate that expectations of credit risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative.  “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative.  “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics.  Fitch believes that this approach better aligns obligations that have comparable expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The DBRS long-term rating scale provides an opinion on the risk of default.  That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued.  Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims.  All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”.  The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.  The following summarizes the ratings used by DBRS for long-term debt:

“AAA” -  Long-term debt rated “AAA” is of the highest credit quality.  The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality.  The capacity for the payment of financial obligations is considered high.  Credit quality differs from “AAA” only to a small degree.  Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality.  The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.”  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality.  The capacity for the payment of financial obligations is considered acceptable.  May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality.  The capacity for the payment of financial obligations is uncertain.  Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations.  There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range.  Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” implies that a financial obligation has not been met or it is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange.  A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

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Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•  Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•  Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity.  Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity.  MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating.  MIG ratings are divided into three levels – “MIG-1” through “MIG-3”.  In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade.  The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned:  a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.  The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support, generally, will terminate if the issuer’s long-term rating drops below investment grade.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

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“VMIG-2” – This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.  Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS.  Ratings are not buy, hold or sell recommendations and they do not address the market price of a security.  Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

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APPENDIX B

Robeco Investment Management

Proxy Voting Policies

As of February 2012

The Board of Directors

1.                                      Voting on Director Nominees in Uncontested Elections

a.                                      Votes on director nominees are made on a CASE-BY-CASE basis, examining the following factors:

i.                  Long-term corporate performance record relative to a market index;

ii.               Composition of board and key board committees;

iii.            Corporate governance provisions and takeover activity;

iv.           Nominee’s attendance at meetings;

v.              Nominee’s investment in the company;

vi.           Whether a retired CEO sits on the board;

vii.        Whether the chairman is also serving as CEO;

viii.     Whether the nominee is an inside director and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; AND

ix.           Whether the company has failed to meet a predetermined performance test for issuers within the Russell 3000 index;

x.              For issuers within the Russell 3000 index, after evaluating the company’s overall performance relative to its peers, taking into account situational circumstances including (but not limited to) changes in the board or management, and year-to-date total shareholder returns;

xi.           On members of the Audit Committee and/or the full board if poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures taking into consideration the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted.

xii.        If the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval taking into account the following factors:

(1)         The date of the pill’s adoption relative to the date of the next meeting of shareholders – i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

(2)         The issuer’s governance structure and practices; and

(3)         The issuer’s track record of accountability to shareholders.

b.                                      In the following situations, votes on director nominees will be WITHHELD:

i.                  Nominee attends less than 75% of the board and committee meetings without a valid excuse;

ii.               Nominee implements or renews a dead-hand or modified dead-hand poison pill;

iii.            Nominee ignores a shareholder proposal that is approved by a majority of shares outstanding;

iv.           Nominee has failed to act on takeover offers where the majority of the shareholders have tendered their shares;

v.              Nominee is an inside director or affiliated outsider and sits on the audit, compensation, or nominating committees;

vi.           Nominee is an inside director or affiliated outsider and the majority of the board is not independent;

vii.        Nominee is an audit committee member when a company’s non-audit fees are greater than 50% of all fees paid;

viii.     Nominee has enacted egregious corporate governance policies or failed to replace management as appropriate;

ix.           Nominee is CEO of a publicly traded company who serves on more than three public boards including his/her own board;

x.              From the entire board (except new nominees) where the director(s) receive more than 50% WITHHOLD votes of those cast and the issue underlying the WITHHOLD vote has not been addressed;

xi.           From compensation committee members if there is a poor linkage between performance (1/3 yrs TSR) and compensation practices based on peer group comparisons;

xii.        From compensation committee members if they fail to submit one-time transferable stock options to shareholders for approval;

xiii.     From compensation committee members if the company has poor compensation practices. Poor disclosure will also be considered. Poor compensation practices include, but are not limited to:

(1)         Egregious employment contracts including excessive severance provisions

(2)         Excessive perks that dominate compensation (base salary will be used as a relative measure to determine excessiveness)

(3)         Huge bonus payouts without justifiable performance

(4)         Performance metrics that are changed during the performance period

(5)         Egregious SERP payouts

(6)         New CEO with overly generous new hire package

(7)         Internal pay disparity

(8)         Poor practices (unless contractually bound) have not been remedied despite the previous application of cautionary language

(9)         Multi-year base salary increases guaranteed as part of an employment contract

(10)  Perks for former executives including car allowances and personal use of corporate aircraft

(11)  Excessive severance/change in control arrangements now include any new or materially amended arrangements that include provisions for the payment of excise tax gross-ups (including modified gross-ups) and/or modified single-triggers (which allow an executive to receive change-in-control severance upon voluntary resignation during a window period following the change in control);

(12)  Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

(13)  Tax reimbursements of any executive perquisites or other payments will be considered a poor pay practice;

(14)  Payment of dividends or dividend equivalents on unearned performance awards will be considered a poor practice;

xiv.    From any nominee, with the exception of new nominees, if the company has a classified board and a continuing director is responsible for a problematic governance issue at the board/committee level;

c.                                      In the following situations, votes on director nominees will be WITHHELD or voted AGAINST:

i.                  Incumbent director nominees at Russell 3000 companies, if there is a lack of accountability and oversight, along with sustained poor performance relative to their peers; and

ii.               Audit committee members when the company receives an Adverse Opinion on the company’s financial statements from its auditors;

iii.           The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term pill” (12 months or fewer), without shareholder approval.  A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation.  Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill.  This policy will apply to all companies adopting or renewing pills after the announcement of this policy (Nov. 19, 2009.)

iv.           The board makes a material, adverse change to an existing poison pill without shareholder approval.

v.              The entire board of directors (except new nominees, who will be considered on a CASE-BY-CASE basis), if:

(1)         The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year; or

(2)         The board failed to act on a shareholder proposal that received approval of the majority of shares cast in the last year and one of the previous two years.

d.                                      Under extraordinary circumstances, RIM will vote AGAINST or WITHHOLD from individual directors, members of a committee, or the entire board, due to:

i.                  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at eh company;

ii.               Failure to replace management as appropriate; or

iii.          Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interest of shareholders at any company.

e.                                      RIM will vote AGAINST or WITHHOLD from the entire board of directors (except new nominees, who should be considered CASE-BY-CASE) if”

i.                  The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

f.                                        RIM will vote CASE-BY-CASE on the entire board if:

i.                  The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-play frequency, taking into account:

(1)         The board’s rationale for selecting a different frequency;

(2)         The company’s ownership structure and vote results;

(3)         Analysis of whether there are compensation concerns or a history of problematic compensation practices; and

(4)         The previous year’s support level on the company’s say-on-pay proposal.

g.                                       RIM will vote on a CASE-BY-CASE basis on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if the company’s previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

i.                  The company’s response, including:

(1)         Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

(2)         Specific actions taken to address the issues that contributed to the low level of support;

(3)         Other recent compensation actions taken by the company;

ii.               Whether the issues raised are recurring or isolated;

iii.            The company’s ownership structure; and

iv.           Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

2.                                      Majority Voting for Director Elections (U.S. and Canada)

Shareholder proposals calling for majority voting thresholds for director elections

We generally vote FOR these proposals unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

3.                                      Chairman and CEO are the Same Person

We vote FOR shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

4.                                      Majority of Independent Directors

a.                                      We vote FOR shareholder proposals that request that the board be composed of a two-thirds majority of independent directors.

b.                                      We vote FOR shareholder proposals that request that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.

5.                                      Stock Ownership Requirements

a.                                      We vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

b.                                      We vote FOR management and shareholder proposals requiring directors be partially or fully paid in stock.

6.                                      Options Backdating

a.                                      We may recommend WITHHOLDING votes from the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board.

b.                                      We will adopt a CASE-BY-CASE policy to the options backdating issue.  In recommending withhold votes from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, we will consider several factors, including, but not limited to, the following:

i.                  Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

ii.               Length of time of options backdating;

iii.            Size of restatement due to options backdating;

iv.           Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

v.              Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

7.                                      Lack of nominating committee

We will WITHHOLD votes from insiders and affiliated outsiders for failure to establish a formal nominating committee.  Furthermore, WITHHOLD votes from insiders and affiliated outsiders on any company where the board attests that the ‘independent’ directors serve the functions of a nominating committee.

8.                                      Term of Office

We vote AGAINST shareholder proposals to limit the tenure of outside directors.  Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

9.                                      Requiring two or more nominees

We vote AGAINST proposals to require two or more candidates for each board seat.

10.                               Age Limits

We vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

11.                               Director and Officer Indemnification and Liability Protection

a.                                      Proposals concerning director and officer indemnification and liability protection are evaluated on a CASE-BY-CASE basis.

b.                                      We vote AGAINST proposals to limit or eliminate director and officer liability for monetary damages for violating the duty of care.

c.                                       We vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

d.                                     We vote FOR only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (a) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (b) only if the director’s legal expenses would be covered.

12.                               Succession Planning

Shareholder proposal seeking the adoption of a documented CEO succession planning policy.

We will evaluate such proposals on a CASE-BY-CASE basis considering the company’s current practices and the scope of the proposal.

13.                               Limits for directors receiving 25% Withhold Votes

Shareholder proposal seeking a policy that forbids any director who receives more than 25% withhold votes cast from serving on any key board committee for two years, and asks the board to find replacement directors for the committees if need be.

We will evaluate such proposals on a CASE-BY-CASE basis considering the company’s current practices and the scope of the proposal.

14.                               Establish/Amend Nominee Qualifications

We will vote CASE-BY-CASE on shareholder resolutions seeking a director nominee candidate who possesses a particular subject matter expertise, considering:

a.                                      The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

b.                                      The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

c.                                       The company disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

d.                                      The scope and structure of the proposal

15.                               Director Elections – Non-U.S. Companies

a.                                      Canada

In the following situations, votes will be WITHHELD:

i.                  From any director on the audit or compensation committee who served as the company’s CEO or who, within the past five years, served as the company’s CFO (This policy only applies to Toronto Stock Exchange (TSX) companies).;

ii.               From audit committee members if audit fees are not disclosed in publicly filed documents or obtainable within a reasonable period of time prior to the shareholder’s meeting;

iii.            From audit committee members where “other” or non-audit related fees paid to the external auditor in the most recently completed fiscal year exceeded fees paid to that firm for all audit related services. In the case of slate ballots, a vote of WITHHOLD will be applied to the entire slate. (One-time fees disclosed as “other” that are paid for corporate reorganization services will be excluded from the calculation for determining whether non-audit fees exceed audit and audit-related fees paid to the external firm);

iv.           The individual director has attended fewer than 75 percent of the board and committee meetings held within the past year without a valid reason for his or her absence and the company has a plurality vote standard;

v.              The individual director has attended fewer than 75 percent of the board and committee meetings held within the past year without a valid reason for his or her absence and a pattern of low attendance exists based on prior years’ meeting attendance, and the company has adopted a majority vote standard.

vi.           Applicable to all TSX-listed companies, votes from any insider or affiliated outside director (and the whole slate if the slate includes such individual directors) where:

(1)         The board is less than majority independent; or

(2)         The board lacks a separate compensation or nominating committee.

vii.        For TSX Venture companies, votes from individual directors (and the whole slate if the slate includes such individual directors) who:

i.                  Are insiders on the audit committee.

viii.     Votes from individual directors (and the whole slate if the slate includes such individual directors) who:

(1)         Are insiders on the compensation or nominating committee and the committee is not majority independent.

ix.           Votes from individual directors (and the whole slate if the slate includes such individual directors) who:

(1)         Are insiders and the entire board fulfills the role of a compensation or nominating committee and the board is not majority independent

In the following situations, we will vote AGAINST:

a.              We will vote AGAINST compensation committee members if the company has poor pay practices as defined above.

b.              We will generally vote AGAINST the entire slate if individual director elections are not permitted and the company demonstrates poor pay practices as defined above.

c.               We will generally vote AGAINST equity plans if plan is used as a vehicle for poor pay practices as defined above.

b.                                      Europe

i.                  Directors’ term of office

For the markets of Belgium, Denmark, Finland, France, Ireland, Italy, Netherlands, Norway, Portugal, Sweden, and Switzerland, we vote AGAINST the election or reelection of any director when their term is not disclosed or when it exceeds four years and adequate explanation for non-compliance has not been provided.

ii.               Executives on audit and remuneration committees

For the markets of Finland, France, Ireland, the Netherlands, and Sweden, we vote AGAINST the election or reelection of any executive (as defined by RMG’S director categorization guidelines), including the CEO, who serve on the audit and/or remuneration committees. We vote AGAINST if the disclosure is too poor to determine whether an executive serves or will serve on a committee.

iii.            Bundling of proposal to elect directors

For the markets of France and Germany, we vote AGAINST the election or reelection of any director if the company proposes a single slate of directors.

iv.           Majority-independent board (i.e., greater than 50%)

For the markets of Switzerland, Belgium, Denmark, Norway, and the Netherlands, we vote AGAINST the election or reelection of any non-independent director (excluding the CEO) if the proposed board is not at least 50 % independent (as defined by RMG’S director categorization guidelines). For the markets of Finland, Sweden, Ireland, and Luxembourg, we vote AGAINST non-independent directors if there is not majority independence, but only for those companies that are part of the MSCI EAFE index.

Carve Outs: For the larger German companies where 50 % of the board must consist of labor representatives by law, we require one-third of the total board be independent.

France: We will vote FOR a non-independent, non-executive director, provided that two conditions are satisfied: future composition of the board of at least 33 percent of independents, AND improvements in board composition (e.g. independence increase from 25 to 40 percent).

v.              Disclosure of names of nominees

For all European companies that are part of the MSCI EAFE index (Austria, Belgium, Switzerland, Germany, Denmark, Spain, Finland, France, Ireland, Italy, Netherlands, Norway, Portugal, Greece, and Sweden), we vote AGAINST the election or reelection of any directors when the names of the nominees are not available at the time the analysis is written. This policy will be applied to all companies in these markets, for bundled as well as unbundled items. In the case of Italy, once the list of nominees has been disclosed, we will evaluate each nominee on a CASE-BY- CASE basis

vi.          All European Markets

RIM will vote AGAINST (re)election of a combined chair/CEO at core companies.  However, with the company provides assurance that the chair/CEO would only serve in the combined role on an interim basis (no more than two years), with the intent of separating the roles within a given time frame, considerations should be given to these exceptional circumstances.  In this respect, the vote will be made on a CASE-BY-CASE basis.  In order for RIM to consider a favorable vote for an interim combined chair/CEO the company will need to provide adequate control mechanisms on the board (such as a lead independent director, a high overall level of board independence, and a high level of independence on the board’s key committees.)

c.                                       Ireland

We vote AGAINSTNon-independent directors if the majority board is not independent, but only for companies that are constituents of ISE 20.

d.                                      Netherlands

We vote AGAINST nominees when their term is not disclosed or exceeds four years and an adequate explanation for noncompliance has not been provided.

e.                                       Australia

We vote AGAINST affiliated outsiders and insiders on remuneration and/or audit committees that are not majority independent.

f.                                        Singapore

We vote AGAINST:

i.                  Election of one executive director and one substantial-shareholder nominee where independent directors represent less than one-third of the board;

ii.               Audit committee members who are former partners of the company’s auditor;

iii.            Directors who have attended less than 75 percent of meetings, without a reasonable explanation for those absences.

iv.           Election or reelection of non-independent nominees (including nominees who have been a partner of the company’s auditor within the last three years or is on the audit committee of the company) if at least one-third of the board is not independent.

We will NOT vote against the election of a CEO or a company founder who is integral to the company.

g.                                       Hong Kong

RIM will generally vote FOR director nominees to the board, however, we will vote AGAINST any nominee who:

i.                  Is classified by the company as independent, but fails to meet the RIM criteria for independence

ii.               Has been a partner of the company’s auditor within the last three years, and serves on the audit committee;

c.               Had attended less than 75 percent of board meeting over the most recent two years, without a satisfactory explanation;

d.              Is an executive director serving on the remuneration committee or nomination committee, and the committee is not majority independent; or

e.               Is an executive director serving on the audit committee.

h.                                      Malaysia

We vote AGAINST

i.                  Insiders on the audit or remuneration committees;

ii.               The election of management nominees if the nominee is an executive director and is a member of the audit or remuneration committees.

i.                                         South Korea

We vote AGAINST any nominee who is a non-independent director serving on the audit committee.

j.                                         Korea, South Korea and South Africa

We vote AGAINST the reelection of any outside directors who have attended less than 75 % of board meetings.

k.                                      South Korea, Philippines

i.                  We vote FOR the election of directors unless there are specific concerns about the company, the board or the nominees.

ii.               We vote on a CASE-BY-CASE basis that shareholders cumulate their votes for the independent directors .

iii.            We vote AGAINST all director elections where insufficient information on nominees has been disclosed.

iv.           Where independent directors represent less than a majority of the board, we will vote AGAINST the following directors:

(1)         Executive directors who are neither the CEO nor a member of the founding family and/or the most recently appointed non-independent non-executive director who represents a substantial shareholder, where the percentage of board seats held by representatives of the substantial shareholder are disproportionate to their holdings in the company.

l.                                          Phillipines

i.                  Where independent directors represent less than the higher of three independent directors or 30 percent of the board, RIM will vote AGAINST the following directors:

(1)         An executive director with exception of the CEO; or

(2)         One non-executive non-independent director who represents a substantial shareholder where the number of seats held by the representatives is disproportionate to its holdings in the company.

m.                                  Brazil

i.                  RIM will vote AGAINST proposals to elect directors if the post-election board is not at least 30 percent independent.  This policy applies to Novo Mercado companies.

ii.               RIM will vote AGAINST proposals to elect directors if the post-election board is not at least 20 percent independent.  This policy applies to Nivel 2 companies.

n.                                      Austria

We vote AGAINST supervisory board elections if names of nominees are not disclosed, for companies that are part of the MSCI EAFE index and/or the Austrian ATX index.

o.                                      France (MSCI EAFE Index) - Combined Chairman/CEO

On proposals to change the board structure from a two-tier structure to a one-tier structure with a combination of the functions of Chairman and CEO, and/or the election or the reelection of a combined Chairman and CEO:

We vote on a CASE-BY-CASE policy, accepting a combination generally only in the following cases:

i.                  If it is a temporary solution;

ii.               If his/her removal from the board would adversely impact the company’s continuing operations;

iii.            If the company provides compelling argumentation for combining the two functions; or

iv.           If the company has put a sufficiently counterbalancing governance structure in place.

A counterbalancing structure may include the following:

(1)         At least 50 percent of the board members are independent (one-third for companies with a majority shareholder) according to the RMG criteria;

(2)         No executive serves on the audit committee and no executive serves on the remuneration committee (in the financial year under review if more up-to-date information is not available);

(3)         The chairmen of audit, remuneration and nomination committees are independent directors; and

(4)         All key governance committees have a majority of independent members.

If disclosure is not sufficient to determine the above, this will lead to a negative evaluation of the concerned criterion. We will apply this policy for all core companies in France. This policy will also apply for resolutions for the election or the reelection of a combined Chairman and CEO for companies of the MSCI EAFE index, which represents the world’s largest companies that are expected to be held to higher standards.

Censor (non-voting board member)  Elections:  For widely held companies, RIM will generally vote AGAINST proposals seeking shareholder approval to elect a censor, to amend bylaws to authorize the appointment of censors, or to extend the maximum number of censors to the board.

However, RIM will vote on a CASE-BY-CASE basis when the company provides assurance that the censor would serve on a short-term basis (maximum one year) with the intent to retain the nominee before his/her election as director.  In this case,  consideration shall also be given to the nominee’s situation (notably overboarding or other factors of concern.)

In consideration of the principle that censors should be appointed on a short-term basis, RIM will vote AGAINST any proposal to renew the term of a censor or to extend the statutory term of censors.

For directors standing for (re)election at French companies, will take into account board appointments as censors .

p.                                      Denmark - Discharge of Management and Board

We vote AGAINST proposals to abolish the authority of the general meeting to vote on discharge of the board and management since proposals to withhold discharge are regarded by international investors as an important means by which they may express serious concern of management and board action

q.                                      Sweden - Director Elections/Labor Representatives

i.                  For all Swedish MSCI EAFE companies, we vote AGAINST the election of nonindependent executive directors if less than 50 percent of the shareholder-elected members are independent non-executive directors.

ii.               In addition, for Swedish MSCI EAFE companies with labor representatives on the board of directors, we will apply Criterion (1) above, PLUS require that at least one-third of the total board (shareholder-elected members and labor representatives) be independent non-executive directors.

r.                                         Israel

For Israeli companies listed on the NASDAQ exchange, we vote AGAINST the election/reelection of non-independent directors if a given board is not majority-independent and does not have at least three external directors.

Director and Auditor Indemnification We evaluate proposals on director and officer indemnification and liability protection on a CASE-BY-CASE basis.

i.                  We vote AGAINST proposals that would:

(1)         Eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care;

(2)         Expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness;

(3)         Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e. “permissive indemnification”) but that previously the company was not required to indemnify.

(4)         For Israeli companies that are listed on a U.S. stock exchange and file a Form 20-F,we will vote AGAINST if the election of non-independent directors who sit on a company’s compensation committee.

(5)         If the board does not have compensation committee, we will vote AGAINST the non-independent directors serving on the board.

ii.             We vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful: 1) if the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and 2) if only the director’s legal expenses would be covered.

iii.          For the issue of Indemnification and Liability Agreements with D/O, which is more common than proposals to amend bylaws, resolutions are frequently proposed to permit the companies to enter into new indemnification agreements with certain officers. We SUPPORT such requests if a company’s bylaws allow indemnification to such levels as allowed for under the Companies Law

s.                                        Japan

i.                  We vote AGAINST the reelection of directors who fail to attend at least 75 percent of board meetings, unless the company discloses a legitimate reason for poor attendance. The same policy will be applied to statutory auditors.

ii.             For listed subsidiary companies that have publicly-traded parent cos, we vote AGAINST reelection of the top executive(s) if the board, after the shareholder meeting does not include at least two independent directors.

iii.          For listed subsidiaries with the three-committee structure, we vote AGAINST the reappointment of nomination committee members who are insiders or affiliated outsiders, unless the board after the shareholder meeting includes at least two independent directors.

iv.           The firm will not vote AGAINST the reelection of executives as long as the board includes at least one independent director.

v.              We vote AGAINST the top executive at listed companies that have controlling shareholders, where the board after the shareholder meeting does not include at least two independent directors based on ISS’ independence criteria for Japan.

vi.           For companies with a three-committee structure, RIM will vote AGAINST outside director nominees who are regarded as non-independent. However, if a majority of the directors on the board after the shareholder meeting are independent outsiders, vote FOR the appointment of affiliated outsiders

t.                                         Germany

i.                  For core companies with employee representatives on supervisory board: We vote AGAINST any non-independent director if less than one-third of the supervisory board is independent.

ii.              For core companies without employee representatives: We vote AGAINST any non-independent director if less than one-half of the supervisory board is independent.

iii.           We vote AGAINST supervisory board nominees in they hold more than a total of five supervisory board or foreign board of director seats and serve in an executive role at another company.

u.                                      Spain

We vote AGAINST non-independent directors (excluding the CEO) for all core companies where the board is not at least one-third independent.

We vote AGAINST the routine election and reelection of directors if they are bundled under a single voting item.

v.                                      United Kingdom

We consider on a CASE-BY-CASE basis the re-election of the Chairman of the board. In situations where he or she has direct responsibility for failure to comply with (or to explain satisfactorily) the Code, we vote ABSTAIN, or, if such an option is unavailable, we vote CONTENTIOUS FOR, or AGAINST.

w.                                    Germany, U.K., The Netherlands

We will generally vote AGAINST the election or reelection of a former CEO as chairman to the supervisory board or the board of directors, unless:

i.                  There are compelling reasons that justify the election or re-election of a former CEO as chairman;

ii.               The former CEO is proposed to become the board’s chairman only on an interim or temporary basis;

iii.            The former CEO is proposed to be elected as the board’s chairman for the first time after a reasonable cooling-off period; or

iv.           The board chairman will not receive a level of compensation comparable to the company’s executives nor assume executive functions in markets where this is applicable.

x.                                      Latin America, Turkey, Indonesia

WE will vote AGAINST election of directors if the name of the nominee is not disclosed in a timely manner prior to the meeting. This is only for each respective market’s main blue chip (large cap) index.

y.                                      Russia

WE will vote AGAINST proposals to elect directors, if names of nominees are not disclosed.

z.                                       Taiwan

WE will vote AGAINST the election of directors if the names or shareholder ID numbers are not disclosed.

aa.                               India

i.                  We will vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

ii.               We will vote AGAINST an individual nominee if he/she is an executive director, who is neither the CEO nor a member of the founding family, and sits on either the audit or remuneration committee. If the company does not have a remuneration committee, it will be assumed that the whole board serves as the remuneration committee and we will vote AGAINST the reelection of executive directors who are neither the CEO nor a member of the founding family.

bb.                               Austria:

i.                 We will vote AGAINST the election or reelection of any non-independent directors (excluding the CEO) if the proposed board is not at least 50-percent independent (as defined by ISS’ director categorization guidelines). If a nominee cannot be categorized, RIM will assume that person is non-independent and include that nominee in the calculation. The policy will apply only to core companies.  For core companies where the board must include labor representatives by law, RIM will require that one-third of the total board be independent.

cc.                                 Finland:

i.                  As it is market practice in Finland to have non-board members that are representatives of major shareholders serving on the nominating committee, we will FOR proposals to elect a nominating committee consisting of mainly non-board members, but advocate disclosure of the names of the proposed candidates to the committee in the meeting notice.

ii.               We will also vote FOR shareholder proposals calling for disclosure of the names of the proposed candidates at the meeting, as well as the inclusion of a representative of minority shareholders in the committee.

27.                   South Africa:

We will vote FOR the reelection of directors unless:

a.              Adequate disclosure has not been provided in a timely manner;

b.              There are clear concerns over questionable finances or restatements;

c.               There have been questionable transactions with conflicts of interest;

d.              There are any records of abuses against minority shareholder interests;

e.               The board fails to meet minimum governance standards;

f.                There are specific concerns about the individual nominee, such as criminal wrongdoing or breach of fiduciary responsibilities;

g.               Repeated absences (less than 75 percent attendance) at board meetings have not been explained; or

h.              Elections are bundled.

Additional factors resulting from recent changes in local code of best practice include:

a.              The director is an executive who serves on one of the key board committees (audit, compensation, nominations);

b.              The director combines the roles of chair and CEO and the company has not provided an adequate explanation;

c.               The director is the former CEO who has been appointed as chair;

d.              The director is a non-independent NED who serves on the audit committee;

e.               The director is a non-independent NED who serves on the compensation or nomination committee and there is not a majority of independent NEDs on the committee. However, such a consideration should take into account the potential implications for the board’s black economic empowerment (BEE) credentials;

f.                The director is a non-independent NED and the majority of NEDs on the board are not independent. However, such a consideration should take into account the potential implications for the board’s black economic empowerment (BEE) credentials;

We will vote FOR the reelection of the audit committee and/or audit committee members unless:

iii.            The committee includes one or more non-independent NEDs;

iv.           The audit committee member is a non-independent NED;

v.              Members of the committee do not meet the further minimum requirements for audit committee membership to be outlined by the South African government;

There are serious concerns about the accounts presented, the audit procedures used, or some other feature for which the audit committee has responsibility

28.                               Tax Havens

vi.           For US companies we apply the US guidelines.

vii.        For foreign private issuers, we vote AGAINST affiliated outsiders on the audit committee.

viii.     Truly foreign companies that do not have a U.S. listing will be evaluated under the corporate governance standards of their home market.

ix.           For uniquely structured shipping companies we vote AGAINST executive nominees when the company has not established a compensation committee when i) the company does not pay any compensation to its executive officers; ii) any compensation is paid by a third party under a contract with the company.

x.              We vote AGAINST affiliated outsider directors on the audit, compensation, and nominating committees.

xi.           We vote AGAINST inside directors and affiliated outside directors for foreign private issuers that trade exclusively in the United States but fail to establish a majority independent board.

II.        Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, considering the following factors:

dd.                               Long-term financial performance of the target company relative to its industry;

ee.                                 Management’s track record;

ff.                                   Background to the proxy contest;

gg.                                 Qualifications of director nominees (both slates);

hh.                               Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

ii.                                       Stock ownership positions.

16.                               Reimburse Proxy Solicitation Expenses

We vote AGAINST proposals to provide full reimbursement for dissidents waging a proxy contest.

III.       Auditors

A.                                    Ratifying Auditors

1.                                      Proposals to ratify auditors are made on a CASE-BY-CASE basis.

2.                                      We vote AGAINST the ratification of auditors and audit committee members when the company’s non-audit fees (“other”) are excessive. In circumstances where “other” fees are related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Audit Fees = statutory audit fees + audit related fees + permissible tax services (this excludes tax strategy)

Non-Audit Fees = other fees (ex. consulting)

The formula used to determine if the non-audit fees are excessive is as follows:

Non-audit (“other”) fees > (audit fees + audit-related fees + tax compliance/preparation fees)

3.                                      We vote AGAINST the ratification of auditors if there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

4.                                      We WITHHOLD votes from audit committee members when the company’s non-audit fees (ex. consulting) are greater than 50% of total fees paid to the auditor.  We may take action against members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

5.                                      We WITHHOLD votes from audit committee members when auditor ratification is not included on the proxy ballot.

B.                                    Italy - Director and Auditor Indemnification

Proposals seeking indemnification and liability protection for directors and auditors

1.                                      Votes are made on a CASE-BY-CASE basis to indemnify directors and officers, and we vote AGAINST proposals to indemnify external auditors.

2.                                      We vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

C.                                    Austria, Greece, Portugal and Spain:

We vote FOR the reelection of auditors and /or proposals authorizing the board to fix auditor fees, unless:

1.                                     There are serious concerns about the procedures used by the auditor;

2.                                      There is reason to believe that the auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position;

3.                                      External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

4.                                      Name of the proposed auditors has not been published;

5.                                      The auditors are being changed without explanation; or

6.                                      Fees for non-audit services exceed standard annual audit-related fees.

D.                                    MSCI EAFE Companies - Auditor Fee Disclosure

1.                                      We vote FOR auditor ratification and/or approval of auditors’ fees, unless:  Auditors’ fees for the previous fiscal year are not disclosed and broken down into at least audit and non-audit fees.

2.                                      The fees must be disclosed in a publicly available source, such as the annual report or company Web site. If approval of auditors’ fees and auditor ratification are two separate voting items, a vote recommendation of AGAINST would apply only to the fees, not to the auditor ratification.

IV.       Proxy Contest Defenses

A.                                    Board Structure:  Staggered vs. Annual Elections

1.                                      We vote AGAINST proposals to classify the board.

2.                                      We vote FOR proposals to repeal classified boards and to elect all directors annually.

B.                                    Shareholder Ability to Remove Directors

1.                                      We vote AGAINST proposals that provide that directors may be removed only for cause.

2.                                      We vote FOR proposals to restore shareholder ability to remove directors with or without cause.

3.                                      We vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

4.                                      We vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

C.                                   Cumulative Voting

1.                                      We vote AGAINST proposals to eliminate cumulative voting.

2.                                      We generally vote FOR proposals to restore or permit cumulative voting unless there are compelling reasons to recommend AGAINST the proposal, such as:

a.              the presence of a majority threshold voting standard with a carve-out for plurality in situations where there are more nominees than seats, and a director resignation policy to address failed elections;

b.              a proxy access provision in the company’s bylaws, or a similar structure that allows shareholders to nominate directors to the company’s ballot

3.                                      We vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

D.                                    Shareholder Ability to Call Special Meetings

1.                                      We vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

2.                                      We vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

E.                                    Shareholder Ability to Act by Written Consent

a.                                      We will generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

b.                                      Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

i.                 Shareholders’ current right to act by written consent;

ii.             The consent threshold;

iii.         The inclusion of exclusionary or prohibitive language;

iv.          Investor ownership structure; and

v.              Shareholder support of, and management’s response to, previous shareholder proposals.

c.                                       RIM will vote on a CASE-BY-CASE basis on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

i.                  An unfettered(1) right for shareholders to call special meetings at a 10 percent threshold;

ii.               A majority vote standard in uncontested director elections;

iii.            No non-shareholder-approved pill; and

iv.           An annually elected board.

F.                                     Shareholder Ability to Alter the Size of the Board

1.                                      We vote FOR proposals that seek to fix the size of the board.

2.                                      We vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

(1)  “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

3.                                      We vote AGAINST proposals seeking to amend the company’s board size to fewer than five seats or more than fifteen seats.

V.         Tender Offer Defenses

A.                                    Poison Pills

1.                                      We generally vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification unless:

a.              A shareholder-approved poison pill is in place.

b.              The company has adopted a policy specifying that the board will only adopt a shareholder rights plan if either:

i.      Shareholders have approved the adoption of the plan, or

ii.   The board determines that it is in the best interest of shareholders to adopt a pill without the delay of seeking shareholder approval, in which the pill will be put to a vote within 12 months of adoption or it will expire.

2.                                      We vote FOR shareholder proposals to redeem a company’s poison pill.

3.                                      We vote AGAINST management proposals to ratify a poison pill.

4.                                      We will vote on a CASE-BY-CASE basis on proposals to adopt a poison pill or protective amendment to preserve a company’s net operating losses based on the following criteria:

a.              The trigger (NOL pills generally have a trigger slightly below 5 percent);

b.              The value of the NOLs;

c.               The term;

d.              Shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and other factors that may be applicable.

e.               The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

f.                Any other factors that may be applicable.

B.                                    Poison Pills (Japan)

We vote on a CASE-BY-CASE basis and will only SUPPORT resolutions if:

1.                                      The decision to trigger the pill is made after an evaluation of the takeover offer by a committee whose members are all independent of management.

2.                                      The pill will not be triggered unless the potential acquirer has purchased a stake of at least 20% of issued share capital.

3.                                      The effective duration of the poison pill is for a maximum of three years.

4.                                      The board includes at least 20% (but no fewer than two) independent directors, and the directors are subject to annual election by shareholders.

5.                                      The company has disclosed under what circumstances it expects to make use of the authorization to issue warrants and has disclosed what steps it is taking to address the vulnerability to a takeover by enhancing shareholder value.

6.                                      There are no other protective or entrenchment tools.

7.                                      The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

C.                                    Anti-Takeover Proposals (France)

We vote AGAINST all anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

D.                                    Fair Price Provisions

1.                                      We vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

2.                                      We vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

E.                                    Greenmail

1.                                      We vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

2.                                      We review on a CASE-BY-CASE basis anti-greenmail proposal when they are bundled with other charter or bylaw amendments.

F.                                     Pale Greenmail

We review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

G.                                   Unequal Voting Rights

1.                                      We vote AGAINST dual class exchange offers.

2.                                      We vote AGAINST dual class recapitalizations.

H.                                   Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

1.                                      We vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

2.                                      We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments. However for companies with shareholder(s) who have significant ownership levels, we vote on a CASE-BY-CASE basis, taking into account the following criteria:

a.              Ownership structure;

b.              Quorum requirements; and

c.               Supermajority vote requirements.

I.                                       Supermajority Shareholder Vote Requirement to Approve Mergers

1.                                      We vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

2.                                      We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

J.                                      White Squire Placements

We vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

K.                                   Protective Preference Shares

We evaluate these proposals on a CASE-BY-CASE basis and will only support resolutions if:

1.                                      The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of RMG’S categorization rules and the Dutch Corporate Governance Code.

2.                                      No call/put option agreement exists between the company and the foundation.

3.                                      There is a qualifying offer clause or there are annual management and supervisory board elections.

4.                                      The issuance authority is for a maximum of 18 months.

5.                                      The board of the company-friendly foundation is independent.

6.                                      The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

7.                                      There are no priority shares or other egregious protective or entrenchment tools.

8.                                      The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

9.                                      Art 2:359c Civil Code of the legislative proposal has been implemented.

VI.       Miscellaneous Governance Provisions

A.                                    Confidential Voting

1.                                     We vote FOR shareholder proposals that request corporations to adopt confidential voting, to use independent tabulators, and to use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:  In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy remains in place.  If the dissidents do not agree, the confidential voting policy is waived.

2.                                      We vote FOR management proposals to adopt confidential voting.

B.                                    Equal Access

RIM will vote on a CASE-BY-CASE basis on proposals to enact proxy access, taking into account, among other factors:

1.              Company-specific factors; and

2.              Proposal-specific factors, including:

a.              The ownership thresholds proposed in the resolution (i.e. percentage and duration);

b.              The maximum proportion of directors that shareholders may nominate each year; and

c.               The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.  .

C.                                    Bundled Proposals

We review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals.  In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items.  In instances when the joint effect of the conditioned items is not in shareholders’ best interests, we vote AGAINST the proposals. If the combined effect is positive, we SUPPORT such proposals.

D.                                    Shareholder Advisory Committees

We vote AGAINST proposals to establish a shareholder advisory committee.

E.                                    Charitable Contributions

We vote AGAINST shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

F.                                    Adjourn Meeting Requests to Solicit Additional Proxies to Approve Merger Agreement

We will vote FOR this when:

1.                                      We support the underlying merger proposal

2.                                      The company provides a compelling reason and

3.                                      The authority is limited to adjournment proposals requesting the authority to adjourn solely to solicit proxies to approve a transaction that we support.

G.                                   Related-Party Transactions (France)

Management proposals to approve the special auditor’s report regarding regulated agreements

1.                                      We evaluate these proposals on a CASE-BY-CASE basis taking into consideration the individuals concerned in the agreement, detailed content of the agreement, and convened remuneration.

2.                                      We vote AGAINST if the report is not available 21 days prior to the meeting date, or if the report contains an agreement between a non-executive director and the company for the provision of consulting services.

3.                                      We vote FOR if the report is not available 21 days prior to the meeting date, but the resolution states that there are none.

H.                                   Related Party Transaction Auditor Reports (France)

We will evaluate on a CASE-BY-CASE basis considering 1) adequate disclosure, 2) sufficient justification on apparently unrelated transactions, 3) fairness option (if applicable), and 4) any other relevant information.

I.                                        Authority to Reduce Minimum Notice Period for Calling a Meeting (non-US Companies)

Central and Eastern Europe

We will vote proposals to reduce minimum notice period for calling a meeting on a CASE-BY-CASE basis.

Generally, approve “enabling” authority proposal on the basis that RIM would typically expect companies to call EGMs/GMs using a notice period of less than 21 days only in limited circumstances where a shorter notice period will be to the advantage of shareholders as a whole.  By definition, EGMs being regular meetings of the company, should not merit a notice period of less than 21 days.

In a market where local legislation permits EGM/GM to be called at no less than 14-day’s notice, RMG will generally support the proposal if the company discloses that eh shorter notice period of between 20 and 14 days would not be used as a routine matter for such meetings buy only when the flexibility is merited by the business of the meeting.  Where the proposal at a give EGM/GM is not time-sensitive, RIM would not typically expect a company to invoke the shorter notice notwithstanding any prior approval of the enabling authority proposal by shareholders.

With the exception of the first AGM at which approval of the enabling authority is sought, when evaluating an enabling authority proposal, RIM will consider the company’s use of shorter notice periods in the preceding year to ensure that such periods were invoked solely in connection with genuinely time-sensitive matters.  Where the company has not done so, and fails to provide a clear explanation, we will consider voting AGAINST the enabling authority for the coming year.

J.                                      Exclusive Venue Proposals (Mgmt proposals seeking exclusive jurisdiction for resolution of disputes)

RIM will vote on a CASE-BY-CASE basis on exclusive venue proposals taking into account:

1.              Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement; and

2.              whether the company has the following good governance features:

a.              an annually elected board;

b.              a majority vote standard in uncontested director elections; and

c.               the absence of a poison pill, unless the pill was approved by shareholders.

VII.     Capital Structure

A.                                    Common Stock Authorization

1.                                      We review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

2.                                      We vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

3.                                      We vote AGAINST proposals which request increases in the number of authorized shares over a level 50 % above currently authorized shares, after taking into account any stock split or financing activity, without specific reasons.

B.                                   Capital Issuance Requests

1.                                      General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Issuances can be carried out with or without preemptive rights. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.

a.              We vote FOR general issuance requests with preemptive rights for up to 50% of a company’s outstanding capital.

b.              We vote FOR general issuance requests without preemptive rights for up to 10% of a company’s outstanding capital.

c.               We vote AGAINST global company issuances without preemptive rights over 10% of a company’s outstanding capital.

2.                                      Specific issuance requests will be judged on their individual merits.

3.                                      Protective Preference Shares (Netherlands)

Management proposals to approve protective preference shares to company-friendly foundations:

We will evaluate these proposals on a CASE-BY-CASE basis and will only support resolutions if:

a.              The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of RMG’S categorization rules and the Dutch Corporate Governance Code.

b.              No call/put option agreement exists between the company and the foundation.

c.               There is a qualifying offer clause or there are annual management and supervisory board elections.

d.              The issuance authority is for a maximum of 18 months.

e.               The board of the company-friendly foundation is independent.

f.                The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

g.               There are no priority shares or other egregious protective or entrenchment tools.

h.              The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

i.                  Art 2:359c Civil Code of the legislative proposal has been implemented.

4.                                      U.K and Netherlands

We will vote FOR issuance requests only if share issuance periods are limited to 18 months.

5.                                      South Africa

a.              We will vote FOR a general Authority to place authorized but unissued shares under the control of the directors unless:

i.                  The authority is over a number of shares equivalent to more than 10% of the current issued share capital.

ii.               The authority would allow shares to be used for share incentive scheme purposes and the underlying scheme(s) raises concerns.

iii.            The company used the authority during the previous year in a manner deemed not to be in shareholders’ best interests.

b.              We will vote FOR a general authority to issue shares for cash unless:

i.                  The authority is over a number of shares equivalent to more than 10% of the current issued share capital.

ii.               The company used the authority during the previous year in a manner deemed not to be in shareholder’s interest.

6.                                      France

We will vote FOR general issuance requests with or without preemptive rights but with a binding “priority right” for a maximum of 50% over currently issued capital.

C.                                    Stock Distributions: Splits and Dividends

We vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance in terms of shareholder returns.

D.                                    Reverse Stock Splits

1.                                      We vote FOR management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

2.                                      We vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.

E.                                    Preferred Stock

1.                                      We vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

2.                                      We vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

3.                                      We vote FOR proposals to authorize preferred stock in cases where the company specifies that the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

4.                                      We review on a CASE-BY-CASE BASIS proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

F.                                     Adjustments to Par Value of Common Stock

We vote FOR management proposals to reduce the par value of common stock.

G.                                   Preemptive Rights

1.                                      We vote FOR proposals to create preemptive rights.

2.                                      We vote AGAINST proposals to eliminate preemptive rights.

H.                                   Debt Restructurings

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.  We consider the following issues:

1.                                      Dilution: How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

2.                                      Change in Control: Will the transaction result in a change in control of the company?

3.                                      Bankruptcy: Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I.                                       Share Repurchase Programs

1.                                      We will generally vote FOR market repurchase authorities/share repurchase programs provided that the proposal meets the following parameters:

a.              Maximum volume: 10 percent for market repurchase within any single authority (Carve out: 15 percent in the U.K.) and 10 percent of outstanding shares to be kept in treasury (“on the shelf”);

b.              Duration does not exceed 18 months. For company’s who operate in markets that do not specify a maximum duration or durations last beyond 18 months. We will assess their historic practices.

2.                                      Vote AGAINST proposals where:

a.              The repurchase can be used for takeover defenses;

b.              There is clear evidence of abuse;

c.               There is no safeguard against selective buybacks;

d.              Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

3.                                      Consider Case-by-Case if these conditions are met:

a.              The overall balance of the proposed plan seems to be clearly in shareholders’ interests;

b.              The plan still respects the 10 percent maximum of shares to be kept in treasury.

J.                                      Share Repurchase Programs to Fund Stock Option Plans

1.                                      Spain

We vote AGAINST proposals to repurchase shares in connection with stock option plans when no information associated with the plan is available prior to the general meeting.  However, we will maintain our stance on routine repurchases if it is disclosed that there is no connection.

2.                                      Portugal

We will consider this item on a CASE-BY-CASE basis and will take into consideration whether information associated with the plan is available prior to the general meeting, and if there is any improvement in disclosure around option plans.

K.                                  Additional Share Repurchase Programs

1.                                      Denmark

Repurchase of shares in lieu of dividends – We will consider this item on a CASE-BY-CASE basis considering tax benefits and cost savings.

2.                                      Germany and Italy

Repurchase shares using put and call options – We will vote FOR provided the company details:

a.              Authorization is limited to 18 months

b.              The number of shares that would be purchased with call options and/or sold with put options is limited to a max of 5% of TSO

c.               An experienced financial institution is responsible for the trading

d.              The company has a clean track record regarding repurchases.

L.                                    Netherlands - Remuneration Report

Management is required to put its remuneration policy up for a binding shareholder vote.  We will evaluate this item using principles of the Dutch Corporate Governance Code.

Netherlands - Protective Preference Shares: Proposals to approve protective preference shares

We vote on a CASE-BY-CASE basis. In general, we vote FOR protective preference shares (PPS) only if:

1.                                      The supervisory board needs to approve an issuance of shares whilst the supervisory board is independent within the meaning of RMG’s categorization rules and the Dutch Corporate Governance Code (i.e. a maximum of one member can be non-independent);

2.                                      No call / put option agreement exists between the company and a foundation for the issuance of PPS;

3.                                      The issuance authority is for a maximum of 18 months;

4.                                      The board of the company friendly foundation is fully independent;

5.                                     There are no priority shares or other egregious protective or entrenchment tools;

6.                                      The company states specifically that the issue of PPS is not meant to block a takeover, but will only be used to investigate alternative bids or to negotiate a better deal;

7.                                      The foundation buying the PPS does not have as a statutory goal to block a takeover;

8.                                      The PPS will be outstanding for a period of maximum 6 months (an EGM must be called to determine the continued use of such shares after this period)

M.                                 Tracking Stock

We vote on the creation of tracking stock on a CASE-BY-CASE basis, weighing the strategic value of the transaction AGAINST such factors as:

1.                                      Adverse governance charges

2.                                      Excessive increases in authorized capital stock

3.                                      Unfair method of distribution

4.                                      Diminution of voting rights

5.                                      Adverse conversion features

6.                                      Negative impact on stock option plans

7.                                      Other alternatives such as spinoff

N.                                    “Going Dark” Transactions

We vote these proposals on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to:

1.                                      Whether the company has attained benefits from being publicly traded.

2.                                      Cash-out value

3.                                      Balanced interests of continuing vs. cashed-out shareholders

4.                                      Market reaction to public announcement of transaction

VIII.    Executive and Director Compensation

A.                                    General

1.                                      Votes with respect to compensation plans are determined on a CASE-BY-CASE basis.

2.                                      We vote AGAINST plans that contain:

a.              Voting power dilution greater than 10%

b.              Plans that provide too much discretion to directors

c.               Plans that reflect exercise price of less than 100% of market value. (Note: For broad-based employee plans, we will accept 15% discount)

d.              Plans that allow the repricing of underwater stock options without shareholder approval

e.               Plans that lack option expensing

f.                Canada Specific:

i.                  The total cost of the company’s equity plans is unreasonable – Dilution and Burn Rate; where the cost of the plan cannot be calculated due to lack of relevant historical data, OR if the historic burn rate for all company plans has been more than 2% per year.  If equity has been granted as part of the resolution subject to shareholder approval and the grants made exceed 2% OS;

ii.               Plan Amendment Provisions that do not meet established guidelines;

iii.            Non-employee Director participate is discretionary or unreasonable;

iv.           There is a disconnect between CEO pay and the company’s performance

v.              The plan expressly permits the repricing of stock options without shareholder approval

vi.           The plan is a vehicle for problematic pay practices.

g.               France-specific:   RIM will generally vote FOR equity-based compensation proposals taking into account the following factors:

i.                  The volume of awards transferred to participants must not be excessive; the potential volume of fully diluted issued share capital from equity-based compensation plans must not exceed the following guidelines:

•                 The shares reserved for all share plans may not exceed 5% of a company’s issued share capital, except in the case of a high-growth company or particularly well-designed plan, in which case dilution of between 5 and 10% is allowed.

ii.               The plan must be sufficiently long-term in nature/structure; minimum vesting of 3 years or more; and

iii.            The awards must be granted at market price.

B.                                    Management Proposals Seeking Approval to Reprice Options

We vote on management proposals seeking approval to reprice options on a CASE-BY-CASE basis.

C.                                    Director Compensation

We vote on stock-based plans for directors on a CASE-BY-CASE basis.

D.                                    Employee Stock Purchase Plans

1.                                      We vote on qualified employee stock purchase plans on a CASE-BY-CASE basis.

2.                                      We vote on non-qualified employee stock purchase plans on a CASE-BY-CASE basis but will APPROVE plans considering the following criteria:

a.              Broad-based participation (all employees excluding individuals with 5% or more of beneficial ownership)

b.              Limits on employee contribution, either fixed dollar or percentage of salary

c.               Company matching contribution up to 25%

d.              No discount on the stock price on the date of purchase since there is a company matching contribution

3.                                      Canada

RIM will generally vote FOR broadly based (preferably all employees of the company with the exclusion of individuals with 5 percent or more beneficial ownership of the company) employee stock purchase plans where the following apply:

a.              Reasonable limit on employee contribution (may be expressed as a fixed dollar amount or a percentage of base salary excluding bonus, commissions and special compensation);

b.              Employer contribution of up to 25% of employee contribution and no purchase price discount or employer contribution of more than 25% of employee contribution and SVT cost of the company’s equity plans is within the allowable cap for the company;

c.               Purchase price is at least 80% of fair market value with no employer contribution;

d.              Potential dilution together with all other equity-based plans is 10% of outstanding common shares for less; and

e.               Plan Amendment Provision requires shareholder approval for amendments to:

i.                  The number of shares reserved for the plan;

ii.               The allowable purchase price discount;

iii.            The employer matching contribution amount.

Treasury-funded ESPPs, as well as market purchase funded ESPPs requesting shareholder approval, will be considered to be incentive-based compensation if the employer match is greater than 25%.  RIM will vote on a CASE-BY-CASE basis taking into account the following factors:

a.              Shareholder Value Transfer (SVT) cost of the plan;

b.              Eligibility;

c.               Administration;

d.              The company’s other equity-based compensation plans and benefit programs, in particular pensions.

E.                                    OBRA-Related Compensation Proposals:

1.                                      Amendments that Place a Cap on Annual Grants or Amend Administrative Features

We vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

2.                                      Amendments to Added Performance-Based Goals

a.              We vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

b.              We vote FOR plans that support full disclosure and linking compensation to performance goals that impact the long-term performance of the firm (e.g. compliance with environmental/EPA regulations, labor supplier standards or EEOC laws).

3.                                      Amendments to Increase Shares and Retain Tax Deductions under OBRA

We evaluate votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) on a CASE-BY-CASE basis.

4.                                      Approval of Cash or Cash-and-Stock Bonus Plans

a.              We vote on cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA on a CASE-BY-CASE basis.

b.              We generally vote AGAINST plans with excessive awards ($2 million cap).

5.                                      Independent Outsiders

We will vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in our definition of director independence.

F.                                     Shareholder Proposals to Limit Executive and Director Pay

1.                                      We generally vote FOR shareholder proposals that seek additional disclosure of executive and director pay information.

2.                                      We vote AGAINST all other shareholder proposals that seek to limit executive and director pay.

G.                                   Golden and Tin Parachutes

1.                                      We vote FOR shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification.

2.                                      We vote AGAINST golden parachutes.

3.                                      Voting in an acquisition, merger, consolidation or proposed sale:  We will vote on a CASE-BY-CASE basis on proposals to approve the company’s golden parachute compensation.  Items that may lead to a vote AGAINST include:

a.              Recently adopted or materially amended agreements that include excise tax gross-up provisions (since prior annual meeting);

b.              Recently adopted or materially amended agreements that include modified single triggers (since prior annual meeting);

c.               Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

d.              Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

e.               Potentially excessive severance payments;

f.                Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;

g.               In the case of a substantial gross-up from pre-existing or grandfathered contract: the element that triggered the gross-up.; or

h.              The company’s assertion that a proposed transaction is conditioned on a shareholder approval of the golden parachute advisory vote.

i.                  In cases where the golden parachute vote is incorporated into a company’s separate advisory vote on compensation (management “say on pay”), RIM will evaluate the “say on pay” proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

H.                                   Employee Stock Ownership Plans (ESOPs)

We vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than 5% of outstanding shares).

I.                                        401(k) Employee Benefit Plans

We vote FOR proposals to implement a 401(k) savings plan for employees.

J.                                      Pension Plan Income and Performance-Based Compensation

Generally we vote FOR proposals to exclude earnings on assets of company sponsored pension plans in determining executive and director compensation.  Our position generally does not view the following factors as relevant:  1) the amount of pension plan earnings, and 2) the percentage, if any, such pension plan earnings contribute to the company’s pre-tax earnings.

K.                                   Indexed Options and Performance Vested Restricted Stock

We generally vote FOR indexed options and performance vested restricted stock.

L.                                    Burn Rate

We vote AGAINST equity plans that have high average three-year burn rate defined as 1) the company’s most recent three-year burn rate that exceeds one standard deviation of its GICS segmented by Russell 3000 index and non-Russell 3000 Index, OR 2) the company’s most recent three-year burn rate that exceeds 2% of common shares outstanding.  For companies that grant both full value awards and stock options to their employees, we shall apply a premium on full value awards for the past three fiscal years.

M.                                 Transferable Stock Options

1.                                      We will generally vote FOR TSO awards within a new equity plan if the total cost of the company’s equity plans is less than the company’s allowable cap, assuming all other conditions have been met to receive a FOR recommendation. The TSO structure must be disclosed and amendments to existing plans should make clear that only options granted post-amendment shall be transferable.

2.                                      One-time transfers will be evaluated on a CASE-BY-CASE basis, giving consideration to the following:

a.              Executive officers and non-employee directors should be excluded from participating.

b.              Stock options must be purchased by third-party financial institutions at a discount to their fair value using an appropriate financial model.

There should be a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

N.                                    Supplemental Executive Retirement Plan (SERPs)

We evaluate on a CASE-BY-CASE basis Shareholder proposal to limit ‘covered compensation’ under their SERP plan to no more than 100% of a senior executive’s salary, considering the company’s current SERP plan.

O.                                   Pay-for-Superior-Performance

We evaluate Shareholder proposals to establish a pay-for-superior-performance standard on a CASE-BY-CASE basis considering the company’s current pay-for-performance practices.

P.                                     Executive Compensation Advisory Proposal (Say on Pay)

1.                                      RIM will vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

2.                                      We evaluate shareholder proposals to ratify the compensation of the company’s named executive officers (NEOs) on an annual basis on a CASE-BY-CASE basis considering the following global principles:

a.              Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors: the linkage between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

b.              Avoid arrangements that risk “pay for failure.” This principle addresses the use and appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

c.               Maintain an independent and effective compensation committee:  This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

d.              Provide shareholders with clear, comprehensive compensation disclosures:  This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

e.               Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance.  At the market level, it may incorporate a variety of generally accepted best practices.

f.                Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis.  Consider the measures, goal, and target awards reported by the company for executives’ short and long-term incentive awards; disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;

g.               Evaluation of peer group benchmarking used to set target pay or award opportunities.  Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents or targeting; and

h.              Balance of performance based versus non-performance based pay.   Consider the ratio of performance based (not including plain vanilla stock options) vs. non-performance based pay elements reported for the

CEO latest reported fiscal year compensation especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

3.                                      RIM will vote AGAINST management say on pay proposals, AGAINST/WITHHOLD on compensation committee members (or, for rare cases, where the full board is deemed responsible, all directors including the CEO, and/or AGAINST an equity-based incentive plan proposal if: :

a.              There is a misalignment between CEO pay and company;

b.              The company maintains problematic pay practices;

c.               The board exhibits poor communication and responsiveness to shareholders.

Q.                                   Pre-Arranged Trading Plans (10b5-1 Plans)

We generally vote FOR shareholder proposals calling for certain principles regarding the use of pre-arranged trading plans (10b5-1 plans) for executives. These principles include:

1.                                      Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K

2.                                      Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board

3.                                      Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan

4.                                      Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan.  An executive may not trade in company stock outside the 10b5-1 Plan.

5.                                      Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive

R.                                    Share Buyback Holding Periods

We will generally vote FOR market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

1.                                      A repurchase limit of up to 10% of outstanding issued share capital (15% in UK/Ireland);

2.                                     A holding limit of up to 10% of issued share capital in treasury; and

3.                                      A duration of no more than 5 years, or such lower threshold as may be set by applicable law, regulation or code of governance best practice.

Authorities to repurchase shares in excess of the 10% repurchase limit will be assessed on a CASE-BY-CASE basis.  We will support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholder’s interest.  In such cases, the authority must comply with the following criteria:

4.                                      A holding limit of up to 10% of a company’s issued share capital in treasury; and

5.                                      A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, we will evaluate the proposal based on the company’s historical practice.  However, RIM expects companies to disclose such limits and, in the future, may vote AGAINST companies that fail to do so In such cases, the authority must comply with the following criteria:

6.                                      A holding limit of up to 10% of a company’s issued share capital in treasure; and

7.                                      A duration of no more than 18 months.

In addition we vote AGAINST any proposal where:

8.                                      The repurchase can be used for takeover defenses;

9.                                      There is clear evidence of abuse;

10.                               There is no safeguard against selective buybacks; and/or

11.                               Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

S.                                      Tax Gross-Up Proposals

We vote FOR shareholder proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

T.                                    Reimbursement of Expenses Incurred from Candidate Nomination Proposal

We evaluate Shareholder proposals to amend the company’s bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation’s board of directors on a CASE-BY-CASE basis considering the company’s current reimbursement practices.

U.                                    Equity Based Compensation Plans are evaluated on a case-by-case basis

We will vote AGAINST equity plan proposals if any of the following apply:

1.                                      The total cost of the company’s equity plans is unreasonable;

2.                                      The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

3.                                      The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

4.                                      The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;

5.                                      The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

6.                                      The plan is a vehicle for poor pay practices;

7.                                      The company has a liberal definition of change-in-control.

V.                                    Golden Coffin (Death Benefit)

We generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

W.                                Hold Till (post) Retirement

We vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy.

The following factors will be taken into account:

1.                                      Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

a.              Rigorous stock ownership guidelines, or

b.              A holding period requirement coupled with a significant long-term ownership requirement, or

c.               A meaningful retention ratio,

2.                                      Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

3.                                      Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

X.                                   Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity:

We will evaluate such proposals on a Case-by-Case basis.

Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered) are considered poor pay practices under policy, and may even result in withheld votes from compensation committee members. The second component of this proposal – related to the elimination of accelerated vesting – requires more careful consideration. The following factors will be taken into regarding this policy:

1.                                      The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares.

2.                                      Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Y.                                    Compensation Issue in Non-US Companies

1.                                      Finland - Stock Options

a.              We vote AGAINST these proposals; however, an exception will be made if a company proposes to reduce the strike price by the amount of future special dividends only.

b.              We vote FOR proposals that provide proportionate adjustments to outstanding awards as a result of a special cash dividend or any other future distribution of assets other than a normal cash dividend.

2.                                      Germany - Remuneration Disclosure

We vote AGAINST management proposals authorizing the board not to disclose remuneration schemes for five years

3.                                      Sweden - Remuneration Report

We vote AGAINST management proposals to approve the remuneration report if:

a.              The potential dilution from equity-based compensation plans exceeds RMG guidelines.

b.              Restricted stock plans and matching share plans do not include sufficiently challenging performance criteria and vesting periods.

c.               The remuneration report was not made available to shareholders in a timely manner.

d.              Other concerns exist with respect to the disclosure or structure of the bonus or other aspects of the remuneration policy.

4.                                      Sweden, Norway - Matching Share Plans

We will evaluate such plans on a CASE-BY-CASE basis.

a.              For every matching share plan, RMG will require a holding period.

b.              For plans without performance criteria, the shares must be purchased at market price.

c.               For broad-based plans directed at all employees, RMG accepts a 1:1 arrangement - that no more than one free share will be awarded for every share purchased at market value. .  ..

d.              For plans directed at executives, we require that sufficiently challenging performance criteria are attached to the plan. Higher discounts demand proportionally higher performance criteria.

e.               The dilution of the plan when combined with the dilution from any other proposed or outstanding employee stock matching plans must comply with RMG’S guidelines.

5.                                      Australia

We will vote AGAINST resolutions seeking approval of termination payments for executives in excess of statutory maximum except where there is clear evidence that the termination payment would provide a benefit to shareholders.

We vote FOR the provision of termination benefits under the plan in excess of 12 months’ base salary, if the approval is for three years or fewer and no vesting is permitted without satisfaction of sufficiently demanding performance hurdles.

6.                                      Japan

RIM will vote AGAINST retirement bonuses if the recipients include outsiders, or include those who can be held responsible for corporate scandal or poor financial performance which has led to shareholder value destruction. (However, in rare occasions, RIM may support payment to outsiders on a case-by-case basis, if the individual amount is disclosed and the amount is not excessive.) In addition, RIM opposes the payments if neither the individual payments nor the aggregate amount of the payments is disclosed.

RIM will vote AGAINST special payments in connection with abolition of retirement bonus system if the recipients include outsiders, or include those who can be held responsible for corporate scandal or poor financial performance which has led to shareholder value destruction. (However, in rare occasions, RIM may support payment to outsiders on a CASE-BY-CASE basis, if the individual amount is disclosed and the amount is not excessive.) In addition, RIM will vote AGAINST the payments if neither the individual payments nor the aggregate amount of the payments is disclosed.

Among other conditions, RIM will vote AGAINST deep discount options if disclosed performance conditions are not attached. In the absence of such conditions, a vesting period of at least three years will be required to support such options

7.                                      Nordic Markets

We will vote AGAINST stock option plans in Nordic markets if evidence is found that they contain provisions that may result in a disconnect between shareholder value and employee/executive rewards.  This includes one or more of the following:

a.              Adjusting the strike price for future ordinary dividends AND including expected dividend yield above zero percent when determining the number of options awarded under the plan;

b.              Having significantly higher expected dividends than actual historical dividends;

c.               Favorably adjusting the terms of existing options plans without valid reason;

d.              Any other provisions or performance measures that result in undue award.

We will generally vote AGAINST if the increase in share capital is more than 5 percent for mature companies and 10 percent for growth companies.

8.                                      Italy

We will vote FOR any equity-based compensation plan provided they meet the following:

a.              The shares reserved for all share plans may not exceed 5 percent of a company’s issued share capital, except in the case of high-growth companies or particularly well-designed plans, in which case we allow dilution of between 5 and 10 percent: in this case, we will need to have performance conditions attached to the plans which should be acceptable regarding the RMG criteria (“challenging criteria”);

b.              The options for management are granted without a discount;

c.               An executive director is part of the remuneration committee; or

d.              The company has no remuneration committee and has executive members within the board.

* RIM may apply a carve-out in the case of well designed plans.*

9.                                      Japan - Director Stock Options

We vote FOR “evergreen” director option plans as long as the contemplated level of annual dilution is less than 0.5%; so that it would take more than 10 years of grants for dilution to exceed our guidelines. (Where the company has outstanding options from other plans, or proposes to grant additional options to employees below board level, these must be factored into the calculation.)

Z.                                    Canadian Equity Compensation Plans, TSX Issuers

1.                                      Change-in-Control Provisions

Where approval of a CIC provision is sought as part of a bundled proposal, RMG Canada may recommend a vote AGAINST the entire bundled proposal due to an unacceptable CIC provision.

2.                                      Amendment Procedures

We generally vote AGAINST the approval of proposed Amendment Procedures that do not require shareholder approval for the following types of amendments under any security based compensation arrangement, whether or not such approval is required under current regulatory rules:

a.              Any increase in the number (or percentage in the case of rolling plans) of shares reserved;

b.              Any reduction in exercise price or cancellation and reissue of options;

c.               Any amendment that extends the term of an award beyond the original expiry;

d.              Amendments to eligible participants that may permit the introduction or reintroduction of non-employee directors on a discretionary basis;

e.               Any amendment which would permit equity based awards granted under the Plan may be transferable or assignable other than for normal estate settlement purposes

3.                                      Employee Share Purchase Plans,  Amendment procedures

We generally vote AGAINST proposals to approve Share Purchase Plan Amendment Procedures if discretion is given to amend any of the following acceptable criteria:

a.              Limit on employee contribution (expressed as a percentage of base salary excluding bonus, commissions and special compensation);

b.              Purchase price is at least 80 percent of fair market value with no employer contribution; OR

c.               No discount purchase price with maximum employer contribution of up to 20% of employee contribution

d.              Offering period is 27 months or less; and

e.               Potential dilution together with all other equity-based plans is ten percent of outstanding common shares or less.

If shareholder approval is sought for a new Share Purchase Plan, the above criteria must apply and not be subject to future amendment under Plan amendment provisions without further shareholder approval or we will generally vote AGAINST approval of the Plan.

IX.       State of Incorporation

A.                                    Voting on State Takeover Statutes

We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B.                                    Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a CASE-BY-CASE basis.

1.                                      Canada

a.              RIM will generally vote FOR proposals to amend or replace articles of incorporation or bylaws if:

(1)         The purpose of the amendment is to clarify ambiguity, reflect changes in corporate law, streamline years of amendments, or other “housekeeping” amendments; and

(2)         The bylaws as amended will not result in any of the unacceptable governance provisions set out in the following paragraph.

b.              RIM will vote AGAINST proposals to amend or replace articles/bylaws if any of the following conditions applies:

The quorum for a meeting of shareholders is set below two persons holding 25 percent of the eligible vote (this may be reduced in the case of a small company where it clearly has difficulty achieving quorum at a higher level, but we oppose any quorum below 10 percent);

The quorum for a meeting of directors is less than 50 percent of the number of directors;

The chair of the board has a casting vote in the event of a deadlock at a meeting of directors; and

The proposed articles/bylaws raise other corporate governance concerns, such as granting blanket authority to the board with regard to capital authorizations or alteration of capital structure without shareholder approval

X.        Mergers and Corporate Restructurings

A.                                    Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account at least the following:

1.                                      Anticipated financial and operating benefits;

2.                                      Offer price (cost vs. premium);

3.                                      Prospects of the combined companies;

4.                                      How the deal was negotiated;

5.                                      Changes in corporate governance and their impact on shareholder rights;

6.                                      Change-in-control payments to executive officers and possible conflicts of interest; and

7.                                      Potential legal or environmental liability risks associated with the target firm

B.                                    Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a CASE-BY-CASE basis.

C.                                    Spin-offs

Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D.                                    Asset Sales

Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E.                                    Liquidations

Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F.                                     Appraisal Rights

We vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

G.                                   Changing Corporate Name

We vote FOR changing the corporate name.

H.                                   Special Purpose Acquisition Corporations (SPACs)

We will consider on a Case-by-Case the following measures for SPACs:

1.                                      Valuation, Market reaction,

2.                                      Deal timing,

3.                                      Negotiations and process,

4.                                      Conflicts of interest,

5.                                      Voting agreements, and

6.                                      Governance.

XI.       Mutual Funds

A.                                   Business Development Companies

RIM will vote FOR proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

1.              The proposal to allow share issuances below NAV has an expiration date that is less than one year from the date shareholders approve the underlying proposal as required under the Investment Company Act of 1940;

2.              a majority of the independent directors who have no financial interest in the sale have made a determination as to whether such sale would be in the best interest of the company and its shareholders prior to selling shares below NAV; and

3.              the company has demonstrated responsible past use of share issuances by either:

a.              Outperforming peers in its 8-digit GICS group as measured by one and three year median TSRs; or

b.              Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

B.            Multimanaged Funds/Subadvisers:

RIM will vote AGAINST proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

XII.     Corporate Governance and Conduct

In general, we support shareholder proposals that promote good corporate citizenship while enhancing long-term shareholder value. Proposals that present an egregious economic impact will not be supported.

1.                                      We SUPPORT the adoption of labor standards and codes of conduct for foreign and domestic suppliers as ways to protect brands and manage risk.

2.                                      We SUPPORT reporting on countries with human rights abuses as ways to protect and manage risk.

3.                                      We SUPPORT CERES Principles, environmental reporting and MacBride Principles.

4.                                      We SUPPORT high-performance workplace standards.

5.                                      We SUPPORT fair lending guidelines and disclosure at financial companies.

6.                                      We SUPPORT reporting on equal opportunity and diversity.

7.                                      We OPPOSE resolutions that would fundamentally affect company performance and competitive increase of shareholder value.

8.                                      We OPPOSE shareholder proposals requesting the adoption of specific charter language regarding board diversity unless the company fails to publicly disclose existing equal opportunity or nondiscrimination policies.

9.                                      We OPPOSE shareholder proposals for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless: a) new legislation is adopted allowing development and drilling in the ANWR; b) the company intends to pursue operations in the ANWR, c) the company does not currently disclose an environmental risk report for their operations in the ANWR.

10.                               We OPPOSE shareholder proposals requesting a reduction in greenhouse gas emissions unless the company significantly lags behind industry standards or has been the subject of recent, substantial controversy on this issue.

11.                               We OPPOSE shareholder proposals on investing in renewable energy sources.

12.                               We review proposals requesting information on a company’s lobbying activities, including direct lobbying as well as grassroots lobbying activities on a CASE-BY-CASE basis taking into account;  a) recent significant controversy. fines or litigation related to public policy activities,  b) the current level of disclosure of relevant policies and oversight mechanisms; and c)the impact the policy issue may have on company’s business.

13.                               We review on a CASE-BY-CASE basis proposals requesting a company report on its energy efficiency policies, considering: a) the current level of disclosure related to energy efficiency policies, initiatives, and performance measures; b) level of participation in voluntary efficiency programs; c) compliance with applicable legislation and regulations; d) the company’s policies and initiatives relative to industry peers; and e) the cost associated with the proposed initiative.

14.                               We review on a CASE-BY-CASE basis proposals requesting disclosure and implementation of internet privacy and censorship policies and procedures, considering: a) the level of disclosure of policies relating to privacy, freedom of speech, internet censorship and government monitoring; b) dialogue with governments and/or relevant groups; c) scope of involvement and investment in markets that maintain government censorship or internet monitoring; d) market-specific laws or regulations applicable to this issue that may be imposed on the company; e) level of controversy or litigation related to the company’s international human rights policies; and f) the cost associated with the proposed initiative.

15.

16.                               We generally vote FOR proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering: a) the company’s current level of disclosure of relevant policies and oversight mechanisms; b) the company’s current level of such disclosure relative to its industry peers; c) potential relevant local, state, or national regulatory developments; and d) controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

17.                               We will vote on a CASE-BY-CASE basis on proposals requesting company reports on, or to adopt a new policy on, water-related risks and concerns, taking into account: a) the company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics; b) whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations; c) the potential financial impact or risk to the company associated with water-related concerns or issues; and d) recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

18.                               We review on a CASE-BY-CASE requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise, taking into account: a) the nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption; b) current disclosure of applicable risk assessment(s) and risk management procedures; c) compliance with US sanctions and laws; d) consideration of other international policies, standards, and laws; e) recent involvement in significant controversies or violations in “high risk” markets; and f) the cost associated with the initiative.

19.                               We SUPPORT proposals requesting company reporting on its policies, initiatives/procedures and oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain, UNLESS: a) the company already discloses similar information through existing reports or policies such as a Supplier Code of Conduct and/or a sustainability report; or b) the company is in compliance with all applicable regulations and guidelines; or c) there is no existence of significant violations and/or fines related to toxic materials.

20.                               We review on a CASE-BY-CASE requests for workplace safety reports, including reports on accident risks reduction efforts taking into account; a) a) the nature of the company’s business specifically regarding company and employee exposure to health and safety risks; b) level of existing disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;  c) existence of recent, significant violations, fines, or controversy related to workplace health and safety ; and d) the company’s workplace health and safety performance relative to industry peers.

21.                               Establishment of Board Committees on Social Issues:  Shareholder proposals requesting companies establish new standing board committees on social issues.

We will generally vote AGAINST proposals requesting a company establish new standing board committees on social issues considering:

a.              Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

b.              Level of disclosure regarding the issue for which board oversight is sought;

c.               Company performance related to the issue for which board oversight is sought;

d.              Board committee structure compared to that of other companies in its industry sector; and/or

e.               The scope and structure of the proposal.

22.                               Genetically Modified Ingredients (GMO):

a.              Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

b.              Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

i.                  The company’s business and the proportion of it affected by the resolution;

ii.               The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

iii.            Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.

c.               Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

d.              Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients

23.                               Gender Identity, Sexual Orientation and Domestic Partner Benefits

a.              We will generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

b.              We will generally vote AGAINST proposals to extend company benefits to or eliminating benefits from domestic partners.

24.                               Equality of Opportunity:  shareholder proposal requesting companies disclose their EEO-1 data

We will generally vote FOR proposals requesting the company disclose its diversity policies, initiatives, comprehensive diversity data, and EEO-1 data unless:

a.              The company publicly discloses its comprehensive equal opportunity policies and initiatives;

b.              The company already publicly discloses comprehensive workforce diversity data; and

c.               The company has no recent significant EEO-related violations or litigation.

25.                               Political contributions and Trade Associations: Shareholder proposals calling for company to confirm political nonpartisanship, increase disclosure on political contributions and trade association spending and bar political contributions.

a.              RIM will generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

i.                  There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

ii.               The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

b.              RIM will vote AGAINST proposals to publish in newspapers and public media the company’s political contributions.  Such publications could present significant cost to the company without providing commensurate value to shareholders.

c.               RIM will vote on a CASE-BY-CASE basis on proposals to improve the disclosure of a company’s political contributions and trade association spending considering:

i.                  Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

ii.               The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organization, and the oversight and compliance procedure related to such expenditures of corporate assets.

d.              RIM will vote AGAINST proposals barring the company from making political contributions.

e.               RIM will vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company.

26.                               Recycling:  We will vote on a CASE-BY-CASE basis on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:  a) the nature of the company’s business; b) the current level of disclosure of the company’s existing related programs; c) the timetable prescribed by the proposal and the costs and methods of program implementation; d) the ability of the company to address the issues raised in the proposal; and e) the company’s recycling programs compared with the similar programs of its industry peers.

END

SCHNEIDER SMALL CAP VALUE FUND

TICKER:  SCMVX

(an Investment Portfolio of the RBB Fund, Inc.)

STATEMENT OF ADDITIONAL INFORMATION

December 31, 2012

This Statement of Additional Information (“SAI”) provides supplementary information pertaining to shares (the “Shares”) representing interests in the Schneider Small Cap Value Fund (the “Fund”) of The RBB Fund, Inc. (the “Company”). This SAI is not a prospectus, and should be read only in conjunction with the Fund’s Prospectus, dated December 31, 2012 (the “Prospectus”). A copy of the Prospectus and Annual Report may be obtained free of charge by calling toll-free (888) 520-3277. The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. No other part of the Annual Report is incorporated by reference herein.

FUND HISTORY AND CLASSIFICATION	1

INVESTMENT STRATEGIES AND RISKS	1

FUNDAMENTAL INVESTMENT LIMITATIONS	8

DISCLOSURE OF PORTFOLIO HOLDINGS	9

MANAGEMENT OF THE COMPANY	10

CODE OF ETHICS	16

PROXY VOTING	16

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	17

INVESTMENT ADVISORY AND OTHER SERVICES	17

FUND TRANSACTIONS	20

PURCHASE AND REDEMPTION INFORMATION	21

TELEPHONE TRANSACTION PROCEDURES	22

VALUATION OF SHARES	22

TAXES	22

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES	24

MISCELLANEOUS	24

FINANCIAL STATEMENTS	25

APPENDIX A	A-1

APPENDIX B	B-1

i

FUND HISTORY AND CLASSIFICATION

The Company is an open-end management investment company currently operating seventeen separate portfolios. The Company is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to one class of shares representing interests in one diversified portfolio of the Company, which is offered by a Prospectus.

INVESTMENT STRATEGIES AND RISKS

The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Fund.

The Fund seeks long-term capital growth by investing primarily in common stocks of companies which have capitalizations that are less than the largest company in the Russell 2000® Index (“small cap companies”) and which Schneider Capital Management Company (the “Adviser”) believes are undervalued. There can be no guarantee that the Fund will achieve its investment objective.

Under normal circumstances, at least 80% of the Fund’s net assets (including borrowings for investment purposes) will be invested in small cap companies. The Board of Directors may change the Fund’s investment objective and the policies described above without the approval of the Fund’s shareholders. However, as a matter of policy, the Fund would not materially change its investment objective or primary investment strategy without informing shareholders at least 60 days in advance of any such change.

The Adviser may not necessarily invest in all of the instruments or use all of the investment techniques permitted by the Fund’s Prospectus and this SAI or invest in such instruments or engage in such techniques to the full extent permitted by the Fund’s investment policies and limitations.

Principal Investment Strategies and Risks

Bank and Corporate Obligations. The Fund may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers’ acceptances and time deposits issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. Investment in obligations of foreign banks or foreign branches of U.S. banks may entail risks that are different from those of investments in obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. Such obligations are not FDIC insured and the Fund bears the risk of their failure. The activities of banks are subject to extensive regulations which may limit both the amount and types of loans that may be made and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and costs of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties play an important part in the operation of this industry. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

The Fund may invest in debt obligations, such as bonds and debentures, issued by corporations and other business organizations that are rated at the time of purchase within the three highest ratings categories of Standard & Poor’s (“S&P”) or Moody’s Investors, Inc. (“Moody’s”) (or which, if unrated, are determined by the Adviser to be of comparable quality). Unrated securities will be determined to be of comparable quality to rated debt obligations if, among other things, other outstanding obligations of the issuers of such securities are rated A or better. See Appendix “A” to this SAI for a description of corporate debt ratings. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. In the event that a security held by the Fund is placed on a credit watch or is downgraded by a rating agency, the value of such security may decline and the Fund may consequently experience losses in respect of such security.

Equity Securities.  Equity securities represent ownership interests in a company and consist of common stock, preferred stock, warrants to acquire common stock, and securities convertible into common stock.  Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. The Fund purchases equity

1

securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

•      Common Stock.  Common stock represents an equity or ownership interest in an issuer.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

•      Preferred Stock.  Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

•      Warrants.  Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time.  Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security.  The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.  A warrant ceases to have value if it is not exercised prior to its expiration date.  These factors can make warrants more speculative than other types of investments.

•      Convertible Securities.  Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio.  A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue.  If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion.  The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities.  However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder.  When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase.  At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise.  Convertible securities are also subject to credit risk, and are often lower-quality securities.

•      Small and Medium Capitalization Issuers.  Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies.  This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management.  The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange.  Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Foreign Securities. The Fund may invest in foreign securities, either directly or indirectly through American Depositary Receipts and European Depositary Receipts. Investments in foreign securities involve higher costs than investments in U.S.

2

securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity and political stability. Future political and economic information, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations. Transactions in foreign securities may involve greater time from the trade date until the settlement date than domestic securities transactions, and may involve the risk of possible losses through the holding of securities in custodians and securities depositories in foreign countries. These factors could interfere with the Adviser’s ability to sell the securities.

Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value (“NAV”) of the Fund’s shares may fluctuate with U.S. dollar exchange rates as well as the price changes of the Fund’s securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund’s securities in their local markets. Conversely, a decrease in the value of the U.S. dollar may have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund’s securities in its foreign markets. In addition to favorable and unfavorable currency exchange rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

Special Note Regarding Market Events. Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the Fund’s investments. It is uncertain how long these conditions will continue.

The instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. Federal, state and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Fund’s holdings.

Non-Principal Investment Strategies and Risks

Commercial Paper. The Fund may purchase commercial paper rated (at the time of purchase) “A-1” by S&P or “Prime-1” by Moody’s or, when deemed advisable by the Adviser, issues rated “A-2” or “Prime-2” by S&P or Moody’s, respectively. These rating categories are described in Appendix “A” to this SAI. The Fund may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Fund’s Adviser pursuant to guidelines approved by the Company’s Board of Directors. Commercial paper issues in which the Fund may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the “1933 Act”) in reliance on the exemption from such registration afforded by Section 3(a) (3) thereof, and commercial paper issued in reliance on the so-called “private placement” exemption from registration, which is afforded by Section 4(2) of the 1933 Act (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity.

Futures Contracts. The Fund may invest in financial futures contracts with respect to those securities listed on the S&P 500® Index. Financial futures contracts obligate the seller to deliver a specific type of security called for in the contract, at a specified future time, and for a specified price. Financial futures contracts may be satisfied by actual delivery of the securities or, more typically, by entering into a transaction that offsets the financial futures contract. The Fund will comply with guidelines established by the Securities and Exchange Commission (“SEC”) with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a

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segregated account with its custodian bank in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations. Depending on the asset levels that are required to be segregated, the Fund may be required to sell off assets it would not otherwise liquidate. There are risks that are associated with the use of futures contracts for hedging purposes. In certain market conditions, as in a rising interest rate environment, sales of futures contracts may not completely offset a decline in value of the portfolio securities against which the futures contracts are being sold. In the futures market, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions, and/or daily price fluctuations. Risks in the use of futures contracts also result from the possibility that changes in the market interest rates may differ substantially from the changes anticipated by the Fund’s Adviser when hedge positions were established. The Fund does not presently intend to invest more than 5% of the value of its net assets in futures contracts.

Hedging Investments. At such times as the Adviser deems it appropriate and consistent with the investment objective of the Fund, the Fund may invest in financial futures contracts and options on financial futures contracts. The purpose of such transactions is to hedge against changes in the market value of securities in the Fund caused by fluctuating interest rates and to close out or offset its existing positions in such futures contracts or options as described below. Such instruments will not be used for speculation. Futures contracts and options on futures are discussed below.

Indexed Securities. The Fund may invest in indexed securities whose value is linked to securities indices. Most such securities have values which rise and fall according to the change in one or more specified indices, and may have characteristics similar to direct investments in the underlying securities. Depending on the index, such securities may have greater volatility than the market as a whole. The Fund does not presently intend to invest more than 5% of its net assets in indexed securities.

Investment Company Securities. The Fund may invest in securities issued by other investment companies (including exchange-traded funds) to the extent permitted by the 1940 Act. Under the 1940 Act, the Fund’s investments in such securities currently are limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses. Rule 12d1-1 under the 1940 Act permits the Fund to invest an unlimited amount of its uninvested cash in a money market fund so long as, among other things, said investment is consistent with the Fund’s investment objectives and policies. As a shareholder in an investment company, a Fund would bear its pro rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses.

The Fund may invest in investment companies that are not registered with the SEC or privately placed securities of investment companies (which may or may not be registered), such as hedge funds and offshore funds. Unregistered funds are largely exempt from the regulatory requirements that apply to registered investment companies. As a result, unregistered funds may have a greater ability to make investments, or use investment techniques, that offer a higher potential investment return (for example, leveraging), but which may carry high risk. Unregistered funds are not regulated by the SEC like registered funds. Investments in unregistered funds may be difficult to sell, which could cause the Fund selling an interest in an unregistered fund to lose money. For example, many hedge funds require their investors to hold their investments for at least one year.

Lending of Fund Securities. The Fund may lend securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. Because the government securities or other assets that are pledged as collateral to the Fund in connection with these loans generate income, securities lending enables the Fund to earn income that may partially offset expenses. These loans may not exceed 33 1/3% of the Fund’s total assets. The documentation for these loans will provide that the Fund will receive collateral equal to at least 102% of the current market value of the loaned securities, as marked to market each day that the NAV of the Fund is determined, consisting of government securities or other assets permitted by applicable regulations and interpretations. The Fund will pay administrative and custodial fees in connection with the loan of securities. The Fund will invest collateral in short-term investments, and will bear the risk of loss of the invested collateral. In addition, the Fund will be exposed to the risk of loss should a borrower default on its obligation to return the borrowed securities. The Fund’s share of income from the loan collateral will be included in its gross investment income.

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Securities lending would involve risk of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or risk of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and only when, in the Adviser’s judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Fund’s securities will be marked to market daily. The Fund does not have the right to vote loaned securities. The Fund may attempt to call loaned securities back to permit the exercise of voting rights, if time and jurisdictional restrictions permit. There is no guarantee that all loans can be recalled.

Options on Futures. The Fund may purchase and write call and put options on futures contracts with respect to those securities listed on the S&P 500® Index and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract. The Fund may use options on futures contracts in connection with hedging strategies. The purchase of put options on futures contracts is a means of hedging against the risk of rising interest rates. The purchase of call options on futures contracts is a means of hedging against a market advance when the Fund is not fully invested.

The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. The characteristics of writing call options are similar to those of writing put options, as described above, except that writing covered call options generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. At the same time, because the Fund would have to be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, the Fund would give up some ability to participate in security price increases when writing call options.

Because there are a limited number of types of futures contracts, it is likely that the standardized futures contracts available to the Fund will not match the Fund’s current or anticipated investments. Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation between the Fund’s investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits for futures contracts. The Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce anticipated gains or result in losses that are not offset by the gains in the Fund’s other investments.

There is no assurance that the Fund will be able to close out its financial futures positions at any time, in which case it would be required to maintain the margin deposits on the contract. The Fund does not presently intend to invest more than 5% of its net assets in options on futures.

Private Investments in Public Equity.  The Schneider Small Cap Value Fund may invest up to 5% in equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class (“private investments in public equity” or “PIPEs”).  Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed.  This restricted period can last many months.  Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities.  Generally, such restrictions cause the PIPEs to be illiquid during this time.  PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Portfolio Turnover. Investment strategies that require periodic changes to portfolio holdings with the expectation of outperforming equity indices are typically referred to as “active” strategies. These strategies contrast with “passive” (“index”) strategies that buy and hold only the stocks in the equity indices. Passive strategies tend to trade infrequently, only as the stocks in the indices change (largely due to changes in the sizes of the companies in the indices, takeovers or bankruptcies). Most equity mutual funds pursue active strategies, which have higher turnover than passive strategies.

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The generally higher portfolio turnover of active investment strategies can adversely affect taxable investors, especially those in higher marginal tax brackets, in two ways. First, short-term capital gains, which often accompany higher turnover investment strategies, are currently taxed at ordinary income rates. Ordinary income tax rates are higher than long-term capital gain tax rates for middle and upper income taxpayers. Thus, the tax liability is often higher for investors in active strategies. Second, the more frequent realization of gains caused by higher turnover investment strategies means that taxes will be paid sooner. Such acceleration of the tax liability is financially more costly to investors. Less frequent realization of capital gains allows the payment of taxes to be deferred until later years, allowing more of the gains to compound before taxes are paid. Consequently, after-tax compound rates of return will generally be higher for taxable investors using investment strategies with very low turnover, compared with high turnover strategies. The difference is particularly large when the general market rates of return are higher than average.

The portfolio turnover rate is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities with maturities at the time of acquisition of one year or less) by the monthly average value of the securities in the portfolio during the year. Under normal market conditions it is expected that the Fund’s portfolio turnover will range between 60% and 85%. The portfolio turnover rate of the Fund for the fiscal year ended August 31, 2012 was 67.85%.

Repurchase Agreements. The Fund may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. The financial institutions with whom the Fund may enter into repurchase agreements will be banks which the Adviser considers creditworthy pursuant to criteria approved by the Board of Directors and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York’s list of reporting dealers. The Adviser will consider the creditworthiness of a seller in determining whether to cause the Fund to enter into a repurchase agreement. The seller under a repurchase agreement will be required to maintain the value of collateral at not less than the repurchase price plus accrued interest. The Adviser will monitor daily the value of the collateral, and will, if necessary, require the seller to increase the collateral so that its value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to the risk of loss because of possible market declines in the value of the collateral or delays in connection with its disposition.

Reverse Repurchase Agreements and Dollar Rolls. The Fund may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests) when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser. Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase the securities at an agreed-upon price, date and rate of interest. Such agreements are considered to be borrowings under the 1940 Act, and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Fund will maintain in a segregated account with the Fund’s custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement and will monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase and the return on the cash exchanged for the securities. The Fund may also enter into “dollar rolls,” in which it sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forgo principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The return on dollar rolls may be negatively impacted by fluctuations in interest rates. The Fund does not presently intend to engage in reverse repurchase or dollar roll transactions involving more than 5% of the Fund’s net assets.

Rule 144A Securities. The Fund may invest up to 15% of the value of its net assets in securities that are illiquid and may be difficult to value. The Fund may purchase securities which are not registered under the 1933 Act, but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Adviser, acting under guidelines approved and monitored by the Board of Directors, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

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Temporary Investments. The short-term and medium-term debt securities in which the Fund may invest for temporary defensive purposes consist of: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

U.S. Government Obligations. The Fund may purchase U.S. government agency and instrumentality obligations that are debt securities issued by U.S. government-sponsored enterprises and federal agencies. Some obligations of agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. government or by U.S. Treasury guarantees, such as securities of the Government National Mortgage Association (“GNMA”) and the Federal Housing Authority; others, by the ability of the issuer to borrow, provided approval is granted, from the U.S. Treasury, such as securities of the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and others, only by the credit of the agency or instrumentality issuing the obligation, such as securities of the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Banks. Such guarantees of U.S. government securities held by a Fund do not, however, guarantee the market value of the shares of the Fund. There is no guarantee that the U.S. government will continue to provide support to its agencies or instrumentalities in the future. U.S. government obligations that are not backed by the full faith and credit of the U.S. government are subject to greater risks than those that are backed by the full faith and credit of the U.S. government. All U.S. government obligations are subject to interest rate risk.

In September 2008, the U.S. Treasury Department and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed in conservatorship under the FHFA. On June 16, 2010, FHFA ordered Fannie Mae’s and Freddie Mac’s stock de-listed from the New York Stock Exchange after the price of common stock in Fannie Mae fell below the New York Stock Exchange’s minimum average closing price of $1 for more than 30 days. The long-term effect that this conservatorship will have on Fannie Mae’s and Freddie Mac’s debt and equity and on securities guaranteed by Fannie Mae and Freddie Mac is unclear.

In addition, in a February 2011 report to Congress from the Treasury and the Department of Housing and Urban Development, the Obama administration provided a plan to reform the U.S. housing finance market.  The plan would reduce the role of and eventually eliminate Fannie Mae and Freddie Mac. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Authority or guaranteed by the Department of Veterans Affairs.  The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of Fannie Mae and Freddie Mac, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

In addition, in August 2012, the Treasury announced that it had amended the terms of its bailout agreement with Fannie Mae and Freddie Mac in order to decrease the holdings of each firm more quickly.  Under the amended agreement, both Fannie Mae and Freddie Mac will have to turn over all profits they earn every quarter. They will also have to accelerate the reduction of their mortgage holdings to hit a cap of $250 million by 2018, four years earlier than planned.  Under the new arrangement, the portfolios of Fannie Mae and Freddie Mac can be no larger than $650 billion each at the end of 2012.

The Fund’s net assets may be invested in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government, including, if applicable, options and futures on such obligations. The maturities of U.S. government securities usually range from three months to thirty years. Examples of types of U.S. government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, GNMA, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, the Maritime Administration, the Asian-American Development Bank and the Inter-American Development Bank. U.S. government securities may include inflation-indexed fixed income securities, such as U.S. Treasury Inflation Protected Securities (TIPS). The interest rate of TIPS, which is set at

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auction, remains fixed throughout the term of the security and the principal amount of the security is adjusted for inflation. The inflation-adjusted principal is not paid until maturity.

There is risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. A Fund may purchase U.S. Government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. Government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

FUNDAMENTAL INVESTMENT LIMITATIONS

The Company has adopted the following fundamental investment limitations, which may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of the Fund’s outstanding Shares (as defined in Section 2(a) (42) of the 1940 Act). As used in this SAI and in the Prospectus, “shareholder approval” and a “majority of the outstanding shares” of a Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of: (1) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy; or (2) more than 50% of the outstanding shares of such Fund. The Fund may not:

1.        Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements and dollar rolls for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund’s total assets at the time of such borrowing. The Fund will not purchase securities while its aggregate borrowings (including reverse repurchase agreements, dollar rolls and borrowings from banks) are in excess of 5% of its total assets. Securities held in escrow or separate accounts in connection with the Fund’s investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation;

2.        Act as an underwriter of securities within the meaning of the 1933 Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

3.        Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein or (b) in real estate investment trusts;

4.        Purchase or sell commodities or commodity contracts, except that the Fund may deal in forward foreign exchanges between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

5.       Make loans, except through loans of portfolio securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan;

6.        Invest 25% or more of its assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities); or

7.        Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if immediately after and as a result of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such limitations.

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(For purposes of Investment Limitation No. 1, any collateral arrangements with respect to, if applicable, the writing of options and futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets. For purposes of Investment Limitation No. 2, neither the foregoing arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of senior securities.)

The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Under the 1940 Act, the Fund will be required to maintain asset coverage of at least 300% for borrowings from a bank.  In the event that such asset coverage is below 300%, the Fund will be required to reduce the amount of its borrowings to obtain 300% asset coverage within three business days.

Except as required by the 1940 Act with respect to the borrowing of money and the limitation on illiquid holdings, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in market values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

Securities held by the Fund generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company has adopted, on behalf of the Fund, a policy relating to the disclosure of the Fund’s portfolio securities to ensure that disclosure of information about portfolio holdings is in the best interests of Fund shareholders. The policies relating to the disclosure of the Fund’s portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund’s operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of a Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose the Fund’s portfolio holdings in its applicable regulatory filings, including shareholder reports, reports on Form N-CSR and Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

The Company may distribute or authorize the distribution of information about the Fund’s portfolio holdings that is not publicly available to its third-party service providers of the Company, which include The Bank of New York Mellon (“BNY”), the custodian; BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the administrator, accounting agent and transfer agent; PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm; Drinker Biddle & Reath LLP, legal counsel; and Merrill Corporation, the financial printer. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the portfolio.

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to (i) certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information, and (ii) financial consultants to assist them in determining the suitability of the Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Company’s and the Adviser’s fiduciary duties to Fund shareholders The foregoing disclosures are made pursuant to the Company’s policy on

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selective disclosure of portfolio holdings. The Board of Directors of the Company or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions. Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Fund’s portfolio.

The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of the Fund.

Any violations of the policy set forth above as well as any corrective action undertaken to address such violations must be reported by the Adviser, director, officer or third party service provider to the Company’s Chief Compliance Officer who will determine whether the violation should be reported immediately to the Board of Directors of the Company or at its next quarterly Board meeting.

MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the oversight of the Company’s Board of Directors (the “Board”), subject to the laws of the State of Maryland and the Company’s Charter. The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers. The officers of the Company conduct and supervise the Company’s daily business operations.

Directors who are not deemed to be “interested persons” of the Company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” The Board is currently composed of six Independent Directors and two Interested Directors. The Board has selected Arnold M. Reichman, an Independent Director, to act as Chairman. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate. The Chairman may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The Board has established five standing committees — Audit, Product Development, Executive, Nominating and Governance, and Regulatory Oversight Committees. The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section “Standing Board Committees,” below.

The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

Directors and Executive Officers

The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below.

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Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
INDEPENDENT DIRECTORS

Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	Director and Vice Chairman, Comcast Corporation (cable television and communications) from 1969 to 2011.	17	AMDOCS Limited (service provider to telecommunications companies)

J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	17	None

Gregory P. Chandler 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/66	Director	2012 to present	Since May 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from February 2003-April 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	17	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).

Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/43	Director	2006 to present	Consultant, financial services organizations from 1997 to present.	17	Kalmar Pooled Investment Trust; (registered investment company); Wilmington Funds (registered investment company); WT Mutual Fund (registered investment company) (until March 2012)

Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 DOB: 5/48	Chairman	2005 to present	Co-Founder and Chief Executive Officer, Lifebooker, LLC, from 2006 to present.	17	None

	Director	1991 to present

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Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/41	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; from 1980 to present, Founding Partner, Straniere Law Group; from 2006 to 2008, President, The New York City Hot Dog Company.	17	Reich and Tang Group (asset management); The SPARX Asia Funds Group (registered investment company) (until 2009)

INTERESTED DIRECTORS(2)

Jay F. Nusblatt 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/61	Director	2012 to present	Since July 2010, Head of U.S. Fund Accounting and Administration, BNY Mellon Asset Servicing; from 2006 to July 2010, Senior Vice President, Fund Accounting and Administration, PNC Global Investment Servicing.	17	None

Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Vice President and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	17	Kensington Funds (registered investment company) (until 2009)

OFFICERS

Salvatore Faia, JD, CPA, CFE Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 209 Chadds Ford, PA 19317 DOB: 12/62	President and Chief Compliance Officer	President 2009 to present and Chief Compliance Officer 2004 to present	President, Vigilant Compliance Services since 2004; and Director of Energy Income Partnership since 2005.	N/A	N/A

Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	2009 to present	Since 1993 Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (financial services company)	N/A	N/A

Jennifer Rogers 301 Bellevue Parkway Wilmington, DE 19809 DOB: 7/74	Secretary	2007 to present	Since 2005, Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A

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Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company)	N/A	N/A

Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103 DOB: 7/59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm)	N/A	N/A

* Each Director oversees seventeen portfolios of the Company that are currently offered for sale.

(1)

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal.  The Board reserves the right to waive the requirements of the Policy with respect to an individual Director.  The Board has approved a waiver of the policy with respect to Mr. Brodsky. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2)

Messrs. Sablowsky and Nusblatt are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.”  Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Nusblatt is considered an “Interested Director” of the Company by virtue of his position as the Head of U.S. Fund Accounting and Administration at BNY Mellon Asset Servicing, administrator and accounting agent and transfer agent to the Company.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years.  Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director.  The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company.  Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience.    Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company.  Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry.  Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the financial services industry.  Mr. Nusblatt has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the financial services industry.  Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards.

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Standing Committees

The responsibilities of each Committee of the Board and its members are described below.

Audit Committee.  The Board has an Audit Committee comprised of three Independent Directors.  The current members of the Audit Committee are Messrs. Brodsky, Giordano and Chandler.  The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors.  The Audit Committee convened four times during the fiscal year ended August 31, 2012.

Executive Committee.  The Board has an Executive Committee comprised of one Interested Director and three Independent Directors.  The current members of the Executive Committee are Messrs. Giordano, Reichman,Sablowsky and Chandler.  The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session. The Executive Committee did not meet during the fiscal year ended August 31, 2012.

Nominating and Governance Committee.  The Board has a Nominating and Governance Committee comprised only of Independent Directors.  The current members of the Nominating and Governance Committee are Messrs. Carnall, Giordano, and Reichman.  The Nominating and Governance Committee recommends to the Board of Directors all persons to be nominated as Directors of the Company.  The Nominating and Governance Committee will consider nominees recommended by shareholders.  Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee convened three times during the fiscal year ended August 31, 2012.

Regulatory Oversight Committee.  The Board has a Regulatory Oversight Committee comprised of two Interested Director and three Independent Directors.  The current members of the Regulatory Oversight Committee are Messrs. Carnall, Reichman, Sablowsky, Straniere and Nusblatt.  The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened four times during the fiscal year ended August 31, 2012.

Product Development Committee.  The Board has a Product Development Committee comprised of two Interested Directors and one Independent Director. The current members of the Product Development Committee are Messrs. Reichman, Sablowsky and Nusblatt. The Product Development Committee oversees the process regarding the addition of new investment advisers and investment products to the Company and evaluates the Company’s current investment advisers and investment products. The Product Development Committee is new and did not meet during the fiscal year ended August 31, 2012.

Risk Oversight

The Board of Directors performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s Chief Compliance Officer.  The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk.  Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment management and business affairs.  Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Company’s Chief Compliance Officer to discuss compliance reports, findings and issues.  The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

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Board oversight of risk management is also provided by various Board Committees.  For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations.

The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.  The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

Director Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund and in all of the portfolios (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him), as of December 31, 2011.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
INDEPENDENT DIRECTORS
Julian A. Brodsky	None	Over $100,000
J. Richard Carnall	None	$10,001-$50,000
Gregory P. Chandler	None	None
Nicholas A. Giordano	None	$10,001-$50,000
Arnold M. Reichman	Over $100,000	Over $100,000
Robert A. Straniere	None	$1-$10,000
INTERESTED DIRECTORS
Jay F. Nusblatt	None	None
Robert Sablowsky	$None	Over $100,000

Directors’ and Officers’ Compensation

Effective January 1, 2012, the Company pays each Director a retainer at the rate of $27,500 annually, $3,500 for each regular meeting of the Board of Directors, $2,000 for each committee meeting or special meeting of the Board of Directors attended in-person and $1,000 for each committee meeting or special meeting of the Board of Directors and Committee meeting attended telephonically. From February 1, 2010 to December 31, 2011, the Company paid each Director a retainer at the rate of $17,500 annually, $3,500 for each regular meeting of the Board of Directors, $1,500 for each committee meeting or special meeting of the Board of Directors attended in person and $1,000 for each committee meeting or special meeting of the Board of Directors and Committee meeting attended telephonically.  The Chairman of the Board receives an additional fee of $17,500 per year for his services in this capacity, and each Chairman of the Audit Committee, Nominating and Governance Committee and Regulatory Oversight Committee receives an additional fee of $4,000 per year for his services. From February 2, 2010 to December 31, 2011, the Chairman of the Board received an additional fee of $12,000 per year for his services in this capacity.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof. The Company also compensates its President and Chief Compliance Officer for his services to the Company. For the fiscal year ended August 31, 2012, each of the following members of the Board of Directors and the President and Chief Compliance Officer received compensation from the Fund in the following amounts:

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Name of Director/Officer	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors or Officers
FISCAL YEAR ENDED AUGUST 31, 2012
Independent Directors:
Julian A. Brodsky, Director	$1,430.52	N/A	N/A	$46,000.00
J. Richard Carnall, Director	$1,459.84	N/A	N/A	$48,000.00
Gregory P. Chandler, Director*	$270.64	N/A	N/A	$6,875.00
Nicholas A. Giordano, Director	$1,689.38	N/A	N/A	$55,000.00
Francis J. McKay, Director**	$461.25	N/A	N/A	$18,375.00
Arnold M. Reichman, Director and Chairman	$2,160.50	N/A	N/A	$68,125.00
Marvin E. Sternberg, Director***	$387.47	N/A	N/A	$11,375.00
Robert A. Straniere, Director	$1,430.29	N/A	N/A	$46,000.00
Interested Directors:
Jay F. Nusblatt, Director*	$0	N/A	N/A	$0
Robert Sablowsky, Director	$1,608.73	N/A	N/A	$50,000.00
Officers:
Salvatore Faia, Esquire, CPA Chief Compliance Officer and President	$13,832.55	N/A	N/A	$339,996.00

* Messrs. Chandler and Nusblatt were elected to the Board of Trustees on June 19, 2012 and, therefore, the compensation reflected is for the period June 19, 2012 through August 31, 2012.

**Mr. McKay died on December 17, 2011.

***Mr. Sternberg died on October 29, 2011.

As of December 31, 2011, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

On October 24, 1990, the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees, pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. Edward J. Roach, who served as President and Treasurer until June 1, 2009, has been the only employee who has participated in the Fund Office Retirement Profit-Sharing Plan and Trust Agreement. No officer, director or employee of the Adviser or the distributor currently receives any compensation from the Company.

CODE OF ETHICS

The Company, the Adviser and Foreside Funds Distributors, LLC, formerly known as BNY Mellon Distributors Inc. (“Foreside Distributors”) have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

PROXY VOTING

The Board of Directors has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Fund to the Adviser, subject to the Board’s continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Fund. The Adviser will consider factors affecting the value of the Fund’s investments and the rights of shareholders in its determination on voting portfolio securities. The Adviser has adopted proxy voting procedures with respect to voting proxies relating to portfolio securities held by the Fund. A copy of the Adviser’s Proxy Voting Policy is included with this SAI. Please see Appendix B to this SAI for further information.

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Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-888-520-3277 and by visiting the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of November 30, 2012, to the Company’s knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of the classes of the Fund indicated below. See “Additional Information Concerning Company Shares” below. Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to “control” (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of November 30, 2012
Schneider Small Cap Value Fund	Charles Schwab & Co Inc Special Cust A/C for Benefit of Customer Attn: Mutual Funds 101 Montgomery St San Fransisco, CA 94104-4122	995,072.233	26.64%

Schneider Small Cap Value Fund	Vanguard Brokerage Services PO Box 1170 Valley Forge, PA 19482-1170	422,372.353	11.31%

As of November 30, 2012, the Directors and officers as a group owned 4.47% of the Schneider Value Fund, 1.08% of the Schneider Small Cap Value Fund and less than 1% of the outstanding shares of each other portfolio and class within the Company.

INVESTMENT ADVISORY AND OTHER SERVICES

Advisory Agreement. The Adviser renders advisory services to the Fund pursuant to an Investment Advisory Agreement dated September 1, 1998 (the “Advisory Agreement”).

The Adviser is a Pennsylvania corporation controlled by its majority shareholder, Arnold C. Schneider, III. The Adviser has been managing assets for institutional accounts since 1996. The Adviser currently acts as investment adviser for the Schneider Value Fund, also an investment portfolio of the Company, and as investment sub-adviser for five other investment companies registered under the 1940 Act including: Russell Group of Funds — Russell U.S. Equity Fund; Liberty All-Star Equity Fund; Frank Russell Equity Fund; and Frank Russell Sovereign — US Equity Pool. As of November 30, 2012, the Adviser managed approximately $1.6 billion in assets. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

The Adviser is an active, equity value manager that believes a disciplined fundamental approach can consistently add value in a market that has shown to be extremely efficient with current data, but less so with future events. The Adviser is research intensive and focuses on new ideas, believing that the market is slow to react to change, particularly where out-of-favor stocks are concerned. The Adviser strives to act on them as soon as possible to generate above-average returns. The Adviser has investment discretion for the Fund and will make all decisions affecting assets in the Fund under the supervision of the Company’s Board of Directors and in accordance with the Fund’s stated policies. The Adviser will select investments for the Fund. For its services to the Fund, the Adviser is entitled to receive a monthly advisory fee under the Advisory Agreement computed at an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has agreed to waive its fees to the extent necessary to maintain an annualized expense ratio (excluding certain items discussed below) for the Fund of 1.15%. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual fund operating expenses to exceed 1.15%: acquired fund

17

fees and expenses, brokerage commissions, extraordinary items, interest and taxes.  This contractual limitation is in effect until December 31, 2013 and may not be terminated without the approval of the Company’s Board of Directors. There can be no assurance that the Adviser will continue such waiver after December 31, 2013.

The Fund bears its own expenses not specifically assumed by the Adviser. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company’s Board of Directors in such manner as it deems to be fair and equitable. Expenses borne by a Fund include, but are not limited to the expenses listed in the prospectus and the following (or a portfolio’s share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by the Adviser; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Company to its Directors and officers; (g) organizational costs; (h) fees to the Adviser and BNY Mellon; (i) fees and expenses of officers and directors who are not affiliated with the Adviser or Distributor; (j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the Fund and its shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the Company; (r) the expense of reports to shareholders, shareholders’ meetings and proxy solicitations that are not attributable to a particular class of shares of the Company; (s) fidelity bond and directors’ and officers’ liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by the Adviser under its advisory agreement with the portfolio.

Under the Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Company in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

Disclosure relating to the material factors and the conclusions with respect to those factors that formed the basis for the Board of Directors’ approval of the continuation of each Fund’s investment advisory agreement may be reviewed in the Fund(s)’ annual report to shareholders dated August 31, 2012, which may be obtained by calling (888) 520-3277 or visiting the SEC’s website at www.sec.gov.

The advisory fees, including waivers and reimbursements for the past three fiscal years are as follows:

For the Fiscal Year Ended	Advisory Fees (after waivers and reimbursements)	Waivers	Reimbursements
August 31, 2012	$415,919	$248,925	$0
August 31, 2011	$671,893	$228,506	$0
August 31, 2010	$684,499	$267,751	$0

Portfolio Manager

Description of Compensation.

Mr. Schneider’s compensation consists of a salary and a bonus. A portion of his bonus may be deferred. Generally, his salary is fixed at the beginning of each year; his bonus and any deferred compensation are discretionary and based on the overall profitability of the firm.

Other Accounts. The table below discloses accounts other than the Fund, for which the portfolio manager is jointly and primarily responsible for the day-to-day portfolio management, as of August 31, 2012.

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Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance
Arnold C. Schneider III	Other Registered Investment Companies:	6	$564mm	0	$0
	Other Pooled Investment Vehicles:	4	$264mm	0	$0
	Other Accounts:	13	$1,673mm	0	$0

Material Conflicts of Interest. The Adviser provides investment management services to multiple clients with investment objectives and strategies that are similar as well as different than those of the Fund. Although each client’s account is individually managed, the Adviser may purchase and/or sell the same securities for numerous accounts. The Adviser aggregates client orders based on circumstances existing at the time the orders are received and consistent with its policy of seeking best price and execution. Aggregated orders may include orders for investment vehicles in which the Adviser or its affiliates have an interest. The inclusion of an account in an aggregate order is based on factors such as consistency with investment objective and guidelines, suitability, investment strategy, timing of order placement, order price, and client cash flow. Certain investment opportunities may be suitable for or consistent with the strategy or investment objective of only one or a limited number of client accounts. In those cases, it is possible that a particular securities acquisition or disposition will be considered for one or a limited number of accounts.

The Adviser is under common control with Turnbridge Management Partners (“Turnbridge”), the General Partner to a private investment fund. The Adviser manages the portfolio of the private investment fund. Turnbridge, in accordance with the provisions of the private investment fund, is entitled to receive an incentive allocation each year, based on the performance of the private investment fund.

Securities Ownership. The following table sets forth the dollar range of equity securities beneficially owned by the portfolio manager in the Fund as of August 31, 2012:

Portfolio Manager	Dollar ($) Value of Fund Shares Beneficially Owned
Arnold C. Schneider III	Over $1 million

Custodian Agreement. The Bank of New York Mellon (the “Custodian”),  with offices at One Wall Street, New York, NY 10286, serves as the custodian of the Fund’s assets pursuant to a custodian agreement between the Custodian and the Company dated July 18, 2011, as amended and supplemented (the “Custodian Agreement”). Under the Custodian Agreement, the Custodian (a) maintains a separate account or accounts in the name of the Fund (b) holds and transfers portfolio securities on account of the Fund, (c) accepts receipts and makes disbursements of money on behalf of the Fund, (d) collects and receives all income and other payments and distributions on account of the Fund’s portfolio securities and (e) makes periodic reports to the Company’s Board of Directors concerning the Fund’s operations. The Custodian is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that The Custodian remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Company harmless from the acts and omissions of any sub-custodian. The Fund has made arrangements with BNY Mellon Investment Servicing Trust Company  to serve as custodian for Individual Retirement Accounts (“IRAs”). For its services to the Fund under the Custodian Agreement, the Custodian receives a monthly fee equal to an annual rate of 0.015% of the Fund’s average daily gross assets, subject to a minimum monthly fee of $1,000, excluding transaction charges and out-of-pocket expenses.

Transfer Agency Agreement. BNY Mellon, with corporate offices at 301 Bellevue Parkway, Wilmington, Delaware 19809 serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement dated November 5, 1991 as supplemented (collectively, the “Transfer Agency Agreement”). BNY Mellon (a) issues and redeems shares of the Fund, (b) addresses and mails all communications by the Fund to record owners of the Shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to the Company’s Board of Directors concerning the operations of the Fund. BNY Mellon may, on 30 days’ notice to the Company, assign its duties as transfer and dividend disbursing agent to any other affiliate of BNY Mellon. For its services to the Fund under the Transfer Agency Agreement, BNY Mellon receives a monthly fee at the annual rate of $10 per account for the Fund, subject to a minimum

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monthly fee of $2,000 per fund, exclusive of out-of-pocket expenses, and also receives reimbursement of its out-of-pocket expenses.

BNY Mellon also provides services relating to the implementation of the Company’s Anti-Money Laundering Program. The Company pays an annual fee, ranging from $3,000 - $50,000, based on the number of open accounts in each portfolio of the Company. In addition, BNY Mellon provides services relating to the implementation of the Company’s Customer Identification Program, including the verification of required customer information and the maintenance of records with respect to such verification. The Fund will pay BNY Mellon $2.25 per customer verification and $0.02 per month per record result maintained.

Distribution Agreement. Foreside Funds Distributors, LLC, formerly known as BNY Mellon Distributors Inc. (the “Underwriter” or “Foreside Distributors”), whose principal business address is 400 Berwyn Park, 899 Cassatt Road, Berwyn, PA 19312, serves as the principal underwriter of the Fund pursuant to the terms of a distribution agreement effective as of April 1, 2012 (the “Distribution Agreement”) entered into by Foreside Distributors and the Company. Pursuant to the Distribution Agreement, the Underwriter will use appropriate efforts to solicit orders for the sale of fund shares. The offering of the Fund’s shares is continuous. No compensation is payable by the Company to Foreside Distributors for distribution services with respect to the Fund; however, the Adviser pays an annual fee to Foreside Distributors as compensation for underwriting services rendered to the Fund pursuant to the Distribution Agreement.

Administration and Accounting Services Agreements. BNY Mellon serves as administrator to the Fund pursuant to an Administration and Accounting Services Agreement dated September 1, 1998 (the “Administration Agreement”). BNY Mellon has agreed to furnish to the Fund statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund. In addition, BNY Mellon has agreed to, among other things, prepare and file (or assist in the preparation of) certain reports with the SEC and other regulatory agencies. The Administration Agreement provides that BNY Mellon shall be obligated to exercise care and diligence in the performance of its duties, to act in good faith and to use its best efforts, within reasonable limits, in performing services thereunder. BNY Mellon shall be responsible for failure to perform its duties under the Administration Agreement arising out of BNY Mellon’s gross negligence. For its services to the Fund, BNY Mellon is entitled to receive a fee calculated at an annual rate of 0.125% of the Fund’s average daily net assets, with a minimum monthly fee of $8,333.

The Administration Agreement provides that BNY Mellon shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder.

On June 1, 2003, the Company entered into a Regulatory Administration Services Agreement with BNY Mellon. Under this agreement, BNY Mellon has agreed to provide regulatory administration services to the Company. These services include the preparation and coordination of the Company’s annual post-effective amendment filing and supplements to the Company’s registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company’s regulatory administration. BNY Mellon receives an annual fee based on the average daily net assets of the portfolios of the Company.

The administration, accounting and regulatory administration fees, including waivers and reimbursements, for the past three fiscal years are as follows:

For the Fiscal Year Ended	Administration, Accounting and Regulatory Administration Fees Paid (after waivers)	Waivers	Reimbursements
August 31, 2012	$121,962	$0	$0
August 31, 2011	$136,917	$0	$0
August 31, 2010	$149,555	$0	$0

FUND TRANSACTIONS

Subject to policies established by the Board of Directors and applicable rules, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund. In executing portfolio transactions, the Adviser seeks to obtain the best price and most favorable execution for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the Adviser generally seeks reasonably competitive commission rates,

20

payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

The Fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Adviser may, consistent with the interests of the Fund and subject to the approval of the Board of Directors, select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under its respective contracts. The research may be used by the Adviser for all of its accounts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser, as applicable, determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser, as applicable, to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. For the fiscal year ended August 31, 2012, the Fund paid $72,586.61 in aggregate commissions to brokers on account of research services.

The Adviser typically aggregates orders for the purchase and sale of securities for client portfolios including portfolios of the investment partnerships and registered investment companies it advises. In this process, orders for investment partnerships or registered investment companies in which the Adviser or persons associated with the Adviser have an interest may be aggregated with orders for other client portfolios. Securities purchased or proceeds of securities sold through aggregated orders are allocated to the account of each client or fund that bought or sold such securities at the average execution price. If less than the total of the aggregated orders is executed, purchased securities or proceeds will be allocated pro rata among the participating portfolios in proportion to their planned participation in the aggregated orders. Transaction costs for any transaction will be shared pro rata based on each portfolio’s participation in the transaction. The Fund will not purchase securities during the existence of any underwriting or selling group relating to such security of which the Adviser or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Company’s Board of Directors pursuant to Rule 10f-3 under the 1940 Act.

The brokerage commissions for the past three fiscal years are as follows:

For the Fiscal Year Ended	Brokerage Commissions Paid
August 31, 2012	$247,213
August 31, 2011	$251,773
August 31, 2010	$463,680

The Fund is required to identify any securities of the Company’s regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the end of the most recent fiscal year. As of August 31, 2012 the Fund did not hold any securities.

The Fund expects that its annual portfolio turnover rate will range between 60% and 85% under normal market conditions. A high rate (100% or more) of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs that must be borne directly by the Fund. The Fund anticipates that its annual portfolio turnover rate will vary from year to year.

PURCHASE AND REDEMPTION INFORMATION

You may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire. The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Fund’s shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Fund’s NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. A shareholder will also bear any market risk or tax consequences as a result of a payment in securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

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Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the “NYSE”) is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions).

Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; (2) if such redemption is, in the opinion of the Company’s Board of Directors, desirable in order to prevent the Company or any Fund from being deemed a “personal holding company” within the meaning of the Internal Revenue Code of 1986, as amended (the “Code”); (3) or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company’s responsibilities under the 1940 Act.

TELEPHONE TRANSACTION PROCEDURES

The Company’s telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match the Company’s records; (3) requiring the Company’s service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days (defined below) of the call; and (7) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than Foreside Distributors), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller’s authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with Individual Retirement Account or other retirement plan accounts or by an attorney-in-fact under a power of attorney.

The Fund has the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

VALUATION OF SHARES

Subject to the approval of the Company’s Board of Directors, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the securities being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on the Fund’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Fund’s Fair Market Value Committee under the direction of the Company’s Board of Directors.

TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Internal Revenue Code (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date

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of this SAI. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may be retroactive.

The Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, the Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to its shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with these requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and 98.2% of their capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

For federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss.  For capital losses realized in taxable years beginning after December 22, 2010, the eight-year limitation has been eliminated, so that any capital losses realized by the Fund in the taxable year beginning September 1, 2011 and in subsequent taxable years will be permitted to be carried forward indefinitely.  As of August 31, 2012, the Fund had $3,715,556 of capital loss carryforwards for federal income tax purposes subject to the expiration date of August 31, 2018.  This amount is available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

The tax principles applicable to transactions in financial instruments, such as futures contracts and options, that may be engaged in by the Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income. In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

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Although the Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 80.373 billion shares have been classified into 140 classes.  However, the Company only has 25 active share classes that have begun investment operations. Under the Company’s charter, the Board of Directors has the power to classify and reclassify any unissued shares of common stock from time to time.

Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to such Fund with each other share that represents an interest in such Fund, even if a share has a different class designation than another share representing an interest in that Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of common stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Holders of shares of the Fund will vote in the aggregate on all matters. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting shares, as defined in the 1940 Act, of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2, the approval of an investment advisory agreement, distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of such portfolio. However, Rule 18f-2 also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and factional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law, or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of common stock entitled to vote on the matter voting without regard to class (or portfolio).

MISCELLANEOUS

Counsel. The law firm of Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000, Philadelphia, Pennsylvania 19103-6996, serves as independent counsel to the Company and the Independent Directors.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as the Fund’s independent registered public accounting firm.

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FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2012 (the “Annual Report”) are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by the Fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report thereon also appears in the Annual Report and is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by telephoning BNY Mellon at the telephone number appearing on the front page of this SAI.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days.  The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” — A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” — A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” — A short-term obligation rated “A-3” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” — A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” — A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” — A short-term obligation rated “D” is in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks — Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

A-1

“P-2” — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.  The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” — Securities possess the highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” — Securities possess good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” — Securities possess fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” — Securities possess speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” — Securities possess high short-term default risk.  Default is a real possibility.

“RD” — Restricted default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Applicable to entity ratings only.

“D” — Default.  Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner.  Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims.  The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality.  The capacity for the payment of short-term financial obligations as they fall due is exceptionally high.  Unlikely to be adversely affected by future events.

“R-1 (middle)” — Short-term debt rated “R-1 (middle)” is of superior credit quality.  The capacity for the payment of short-term financial obligations as they fall due is very high.  Differs from “R-1 (high)” by a relatively modest degree.  Unlikely to be significantly vulnerable to future events.

“R-1 (low)” — Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial.  Overall strength is not as favorable as higher rating categories.  May be vulnerable to future events, but qualifying negative factors are considered manageable.

A-2

“R-2 (high)” — Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.

“R-2 (middle)” — Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” — Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.  A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” — Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality.  There is a capacity for the payment of short-term financial obligations as they fall due.  May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” — Short-term debt rated “R-4” is considered to be of speculative credit quality.  The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” — Short-term debt rated “R-5” is considered to be of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” — Short-term debt rated “D” implies a financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange.  A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstance may exist.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” — An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” — An obligation rated “AA” differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” — An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” — Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

A-3

“B” — An obligation rated “B” is more vulnerable to nonpayment than obligations  rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” — An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” — An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” — A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default.  Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“D” — An obligation rated “D” is in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.  An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-) — The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised.  Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default.  The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” — Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” — Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” — Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” — Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

A-4

“B” — Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” — Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” — Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” — Securities considered to be of the highest credit quality.  “AAA” ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” — Securities considered to be of very high credit quality.  “AA” ratings denote expectations of very low credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

“A” — Securities considered to be of high credit quality.  “A” ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” — Securities considered to be of good credit quality.  “BBB” ratings indicate that expectations of credit risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” — Securities considered to be speculative.  “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” — Securities considered to be highly speculative.  “B” ratings indicate that material credit risk is present.

“CCC” — A “CCC” rating indicates that substantial credit risk is present.

“CC” — A “CC” rating indicates very high levels of credit risk.

“C” — A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics.  Fitch believes that this approach better aligns obligations that have comparable expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

A-5

The DBRS long-term rating scale provides an opinion on the risk of default.  That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued.  Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims.  All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”.  The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.  The following summarizes the ratings used by DBRS for long-term debt:

“AAA” -  Long-term debt rated “AAA” is of the highest credit quality.  The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” — Long-term debt rated “AA” is of superior credit quality.  The capacity for the payment of financial obligations is considered high.  Credit quality differs from “AAA” only to a small degree.  Unlikely to be significantly vulnerable to future events.

“A” — Long-term debt rated “A” is of good credit quality.  The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.”  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” — Long-term debt rated “BBB” is of adequate credit quality.  The capacity for the payment of financial obligations is considered acceptable.  May be vulnerable to future events.

“BB” — Long-term debt rated “BB” is of speculative, non-investment grade credit quality.  The capacity for the payment of financial obligations is uncertain.  Vulnerable to future events.

“B” — Long-term debt rated “B” is of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” — Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations.  There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range.  Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” — A security rated “D” implies that a financial obligation has not been met or it is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange.  A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•  Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•  Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” — A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

A-6

“SP-2” — A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” — A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity.  Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity.  MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating.  MIG ratings are divided into three levels — “MIG-1” through “MIG-3”.  In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade.  The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” — This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” — This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” — This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” — This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

“NR” — Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned:  a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.  The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support, generally, will terminate if the issuer’s long-term rating drops below investment grade.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” — This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” — This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” — This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” — This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” — Is assigned to an unrated obligation.

A-7

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.  Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS.  Ratings are not buy, hold or sell recommendations and they do not address the market price of a security.  Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

A-8

APPENDIX B

PROXY POLICY STATEMENT

INTRODUCTION

STATEMENT OF POLICY

Schneider Capital Management Corporation (SCM) views the fiduciary act of managing plan assets to include the voting of proxies appurtenant to shares held in the plan. As a rule, SCM strives to ensure that all proxies are received from the custodian in a timely manner and then exercises its right to vote all proxies. In keeping with the ERISA definition of fiduciary responsibility and the Department of Labor directives, all proxy voting decisions are made “solely in the best interest of the client’s plan participants and beneficiaries.”

This document represents what the firm believes to be important elements of sound corporate governance and social responsibility. In our opinion, good corporate governance should maintain an appropriate balance between the rights of shareholders (the owners of the corporation) and the needs of management to direct the corporation’s affairs devoid of distracting short-term pressures. As a responsible long term investment manager, SCM acknowledges its responsibility to strive for improved corporate governance and performance discipline. SCM offers this policy as a basis for dialogue with the objective of improving corporate governance and social practices. This statement identifies SCM’s voting guidelines on numerous proxy issues. These guidelines are not an exhaustive list of every issue that may arise. Proxy issues that are not described herein will be considered in light of the relevant facts and circumstances.

CRITERIA AND STANDARDS

Each proxy issue is reviewed on its own merits, on a case-by-case basis. Every proxy voting decision, whether on Corporate Governance or Social Issues, is made with the exclusive purpose of maximizing the economic value of the client’s investment. SCM gives special consideration to “out of the ordinary” matters and may vote against management on specific issues which are deemed to impair shareholder rights or value. Furthermore, SCM would oppose any proposal which would entrench or protect management interest contrary to the financial interests of the stockholder.

PROXY ADMINISTRATION

The portfolio manager and compliance officer are primarily responsible for monitoring corporate actions, making voting decisions and ensuring that proxies are submitted timely, consistent with this policy. SCM may form special committees, from time to time, to address unusual proxy voting issues or conflicts.

CONFLICTS OF INTEREST

All conflicts of interest will be resolved in the interest of the clients. Occasionally, SCM may be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. In situations where SCM perceives a material conflict of interest, SCM may disclose the conflict to the relevant clients; defer to the voting recommendation of the clients or of an independent third party provider of proxy services; send the proxy directly to the clients for a voting decision; abstain from voting; or take such other action in good faith, in consultation with counsel, to determine the appropriate method to resolve the conflict in the interest of clients, based upon the particular facts and circumstances. With respect to investment company clients, conflicts may arise as to votes involving the investment adviser, the underwriter, their affiliates or affiliates of the investment company. In such cases, SCM will follow the voting guidelines described herein, including the process for handling conflicts. Under normal circumstances, if a conflict is determined not to be material, SCM will vote the proxy in accordance with this policy. The method selected by SCM to vote proxies in the presence of a conflict may vary depending upon the facts and circumstances of each situation and the requirements of applicable law.

B-1

I.        CORPORATE GOVERNANCE:

A.       BOARD OF DIRECTORS:

A company’s board of directors represents the focal point of corporate governance. The board is a group of elected individuals which oversees the operation and direction of the company on behalf of its owners. The principal responsibility of the board is to further the long term success of the corporation while remaining true to its fiduciary responsibility to the shareholders. SCM supports the primary authority of the board; however, at the same time, the firm believes that directors must remain accountable to the shareholders. Consequently, SCM’s guidelines are as follows:

1.        Election of Directors: While SCM normally votes for the board’s nominees, the firm may decline to vote for unopposed candidates when their record indicates that their election to the board would not be in the interest of shareholders. Likewise, SCM may vote for alternative candidates when its analysis indicates that these candidates will better represent shareholder interests.

2.        Independent Directors: In SCM’s opinion, the ideal board should be comprised primarily of independent (non-management) directors who are both willing and qualified to serve in such capacity. In this context, independence means no present or former employment by the company or its management which could interfere with the director’s loyalty to the shareholders.

3.        Cumulative Voting: This voting procedure entitles each stockholder to as many votes as shall equal the number of shares owned multiplied by the number of directors to be elected. Such votes may all be cast for a single candidate or for any two or more as the stockholder sees fit. SCM believes this method is an important democratic means of electing directors and allows shareholders to obtain representation on the board by significant vote. Consequently, SCM generally supports the practice of cumulative voting.

4.        Classified Board: A classified board is a staggered board arrangement in which each director is elected for an established term of two, three, or four years, depending on the number of classes established. Only those directors in the class up for election can be approved or rejected by shareholders in any given year. In SCM’s opinion, a classified board serves to entrench management and limit shareholders’ ability to effect favorable change. Consequently, SCM generally opposes classified boards.

5.        Director Liability and Indemnification: A proper director liability policy should balance the need to hold directors accountable for improper actions with the need to attract competent and diligent individuals for board positions. The Corporation should be free to indemnify directors for legal expenses and judgments in connection with their service as directors and eliminate the directors’ liability for ordinary negligence. However, directors should be held liable to the corporation for violations of their fiduciary duty involving gross negligence. Similarly, proposals that indemnify directors who have committed fraud or dereliction of duty would be opposed.

6.        Director Compensation: Normally, the remuneration of Directors is considered a routine item of business. Therefore, it is not usually submitted for a shareholder vote. However, non-employee director compensation has become a shareholder issue recently. Generally, SCM would prefer to see more of the directors’ compensation based upon shareholder returns as measured by stock price appreciation or some other meaningful performance measure. Furthermore, SCM encourages corporations to phase out pension or retirement plans for their non-employee directors. Most non-employee directors have retirement benefits from their primary employer; however, SCM recognizes that a blanket vote to eliminate all such retirement plans could negatively impact a company’s access to potentially valuable directors. Consequently, SCM will not vote in favor of unilaterally eliminating retirement benefits.

B-2

7.        General: SCM recognizes the responsibilities of the board to organize its function and conduct its business in an efficient manner. Therefore, barring unusual circumstances, SCM would favor management proposals related to board size and oppose shareholder resolutions calling for the separation of the CEO and Chairman positions, establishing age limits for directors, special interest representation, the formation of shareholder advisory committees, or term limits for directors. SCM is also against restricting the date or location of the annual meeting.

B.       CAPITALIZATION ISSUES: Capitalization related proposals pertain to the creation, repurchase, or reclassification of securities. SCM may support the authorization of additional stock if management provides a satisfactory explanation of its plans for the stock; however, SCM will oppose large unexplained increases in common stock. SCM will also oppose the issuance of “blank check” preferred or convertible stock which could potentially be used as a takeover deterrent or dilute/jeopardize the clients’ common stock ownership.

1.       Increase Authorized Common Stock: SCM considers a proposal to increase the number of authorized but unissued shares of common stock on case-by-case basis. SCM takes into account the size of the requested increase, its stated purpose, and how much authorized but unissued common stock remains. The firm generally supports a stock split or a reasonable replenishment after a stock split. Likewise, SCM may approve an increase to support a shareholder value enhancing acquisition, to provide the necessary flexibility to maintain an optimal capital structure, or to fund stock option and stock purchase plans. Requests to significantly increase the number of authorized shares (those resulting in greater than 10% dilution) without a stated reason or demonstrated need would be opposed. Similarly, SCM would oppose an increase when additional shares are to be used for anti-takeover measures.

2.       Authorize Blank Check Preferred Stock: This proposal would grant authority to the board to create and issue a new class of preferred stock with unspecified terms and conditions. “Blank check” preferred stock could be granted special voting rights and be used to entrench management or deter takeover attempts. SCM generally opposes proposals to vest the board with such power.

3.       Authorize Convertible Stock: SCM would review the rationale on a case-by-case basis taking into account the company’s current capitalization structure, the stated purpose for the security and the potential dilution effect this security would have on existing common shareholders upon conversion. SCM would oppose any request which is “blank check” in nature, where the company’s rationale is unclear, and where the request appears to blunt possible takeover attempts.

C.       SHAREHOLDERS RIGHTS AND PROXY VOTING: The proxy vote is the key mechanism by which shareholders render their opinion in corporate governance. In exercising its votes, SCM believes:

1.       Confidential Voting should be adopted by all corporations on all matters brought before the shareholders. Such provisions would protect the importance of the proxy vote and eliminate the appearance of any impropriety.

2.       Multiple Classes of Common Stock with disparate voting rights should not exist. Rather, the board should adhere to the principle of one share-one vote.

3.       Super-majority rules or requirements which interfere with the shareholder’s right to elect directors and ratify corporate actions should be opposed.

4.       Changes in Corporation’s Domicile should only be proposed for valid business reasons, not to obtain protection against unfriendly takeovers.

5.       Change of Control occurs when a third party becomes, or obtains the right to become, the beneficial owner of Company securities having 50% or more of the combined voting power of the then outstanding securities of the company. Change of Control also would occur when the directors prior to a given event cease to constitute a majority of the Board as a result of the event.

6.      Fair Price Provisions and measures to limit the corporation’s ability to buy back shares from a particular shareholder at higher than market prices are generally supported.

B-3

7.      Pre-emptive Rights allow shareholders the option to buy part of any new issue prior to its public offering. This provision allows existing shareholders to maintain their original ownership percentage. However, pre-emptive rights often raise the cost of capital by increasing both the time and expense of issuing new shares. Therefore, pre-emptive rights should generally be eliminated, except where SCM’s analysis concludes such rights have value to the shareholders.

8.      “Anti-Takeover” measures should be submitted for shareholder approval. SCM is generally against such measures.

9.      Bundled Proposals: Occasionally management will attempt to tie a non-routine issue to one that is routine, attempting to pass both items in the form of a bundled proposal. Disparate issues should not be combined and presented for a single vote. Such proposals are generally not well received and must be carefully reviewed on a case-by-case basis.

10.    Special Meetings of the Board of Directors, on such issues as takeovers and changes in the make-up of the Board, by its shareholders is permitted at most companies. Schneider Capital Management is generally against limitations on the calling of Special Meetings.

D.       EXECUTIVE COMPENSATION: The board and its compensation committee should set executive compensation levels adequate to attract and retain qualified executives. These managers should be rewarded in direct relationship to the contribution they make in maximizing shareholder value. SCM readily admits it is not qualified to thoroughly evaluate the specific issues of executive compensation for each of its portfolio holdings; however the firm does evaluate the reasonableness of compensation policies, criteria and formulas. Likewise, SCM decides what constitutes adequate disclosure of executive compensation. SCM generally supports sound “pay for performance” plans which ensure equitable treatment of both corporate management and shareholders. Compensation should include both salary and performance components. The salary should have a defined relationship to salaries in an industry peer group. Similarly, performance measures should relate to key industry success measurements and be judged over adequate time periods.

1.      Incentive Plans should be set forth annually in the proxy statement. The criteria used to evaluate the performance of senior executives should be clearly stated. Terms of the awards, such as type, coverage and option price should be specified. Excess discretion will not be approved. SCM generally supports management if the company defines their performance goals. However, SCM opposes incentive plans where no specific goals are defined. Without specific performance goals, there is no assurance that awards will be paid based upon realistic performance criteria. SCM also votes against plans where performance hurdles are, in its opinion, set too low. Total potential dilution from existing and proposed compensation plans should not exceed 10% over the duration of the plan(s). Finally, SCM generally opposes plans which grant reload options (favorable repricing of options) or where options become immediately exercisable following a change of control defined as anything less than 50%.

2.        Stock/Stock Option Plans: SCM generally votes against a plan if the exercise price is unspecified or below 90% of the fair market value on the date of the grant.

3.        Golden Parachutes should always be put to shareholder vote because they often exceed ordinary compensation practices. We are generally against Golden Parachutes.

B-4

E.       ROUTINE CORPORATE ISSUES: Proposals in this category, which have been seen repeatedly on an historical basis, are usually non-controversial. Generally, these issues revolve around items that are related to the normal operating procedures of the company. SCM, however, votes against a management proposal to “approve any other business that properly comes before the meeting.” As a fiduciary, SCM opposes any attempt by management to get a blanket approval without full disclosure. Conversely, each of the proposals listed below are generally supported, unless compelling reasons exist to question why it is not in the best interest of shareholders.

1.        Appointment of Auditors

2.        Corporate Name and/or Ticker Change

3.        Approval of Articles of Incorporation

4.        Changes to the Articles of Incorporation

5.        Changes in the Date, Time and/or Location of Annual Meeting

6.        Stock Splits

7.        Acceptance of Director’s Report

8.        Approval of Corporate Dividend

II.       SOCIAL RESPONSIBILITY ISSUES: Schneider Capital Management acknowledges its duty both as a corporate citizen and as a manager of investment funds to address important social issues. The intention of our firm is not to impose its moral or social views upon clients. Nor should SCM restrict in any way the day-to-day operating procedures of a corporation unless, in so doing, the economic value of the client’s investment is enhanced.

DOCUMENTATION OF VOTING DECISIONS

Schneider Capital Management maintains accurate records of each corporate proxy received and voted along with documentation of the proxy voting decisions on each issue. The records will be retained for such period of time as is required to comply with applicable laws and regulations.

REPORTING

In order to facilitate a client’s monitoring of proxy decisions made and actions taken by Schneider Capital Management, a report summarizing each corporate issue and corresponding proxy vote is available to clients upon request.

B-5

SCHNEIDER VALUE FUND

TICKER:  SCMLX

(an Investment Portfolio of the RBB Fund, Inc.)

STATEMENT OF ADDITIONAL INFORMATION

December 31, 2012

This Statement of Additional Information (“SAI”) provides supplementary information pertaining to shares (the “Shares”) representing interests in the Schneider Value Fund (the “Fund”) of The RBB Fund, Inc. (the “Company”). This SAI is not a prospectus, and should be read only in conjunction with the Fund’s Prospectus, dated December 31, 2012 (the “Prospectus”). A copy of the Prospectus and Annual Report may be obtained free of charge by calling toll-free (888) 520-3277. The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. No other part of the Annual Report is incorporated by reference herein.

FUND HISTORY AND CLASSIFICATION	1

INVESTMENT STRATEGIES AND RISKS	1

FUNDAMENTAL INVESTMENT LIMITATIONS	8

DISCLOSURE OF PORTFOLIO HOLDINGS	9

MANAGEMENT OF THE COMPANY	10

CODE OF ETHICS	16

PROXY VOTING	17

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	17

INVESTMENT ADVISORY AND OTHER SERVICES	17

FUND TRANSACTIONS	21

PURCHASE AND REDEMPTION INFORMATION	22

TELEPHONE TRANSACTION PROCEDURES	22

VALUATION OF SHARES	23

TAXES	23

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES	24

MISCELLANEOUS	25

FINANCIAL STATEMENTS	25

APPENDIX A	A-1

APPENDIX B	B-1

i

FUND HISTORY AND CLASSIFICATION

The Company is an open-end management investment company currently operating seventeen separate portfolios. The Company is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to one class of shares representing interests in one diversified portfolio of the Company, which is offered by a Prospectus.

INVESTMENT STRATEGIES AND RISKS

The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Fund.

The Fund seeks long-term capital growth by investing primarily in common stocks of companies which have a market capitalization of $1 billion or greater and which Schneider Capital Management Company (the “Adviser”) believes are undervalued. There can be no guarantee that the Fund will achieve its investment objective.

Under normal circumstances, at least 65% of the Fund’s net assets (including borrowings for investment purposes) will be invested in companies with capitalizations as described above. The Adviser examines various factors in determining the value characteristics of such companies including price-to-book value ratios and price-to-earnings ratios.

The Adviser may not necessarily invest in all of the instruments or use all of the investment techniques permitted by the Fund’s Prospectus and this SAI or invest in such instruments or engage in such techniques to the full extent permitted by the Fund’s investment policies and limitations.

Principal Investment Strategies and Risks

Bank and Corporate Obligations. The Fund may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers’ acceptances and time deposits issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. Investment in obligations of foreign banks or foreign branches of U.S. banks may entail risks that are different from those of investments in obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. Such obligations are not FDIC insured and the Fund bears the risk of their failure. The activities of banks are subject to extensive regulations which may limit both the amount and types of loans that may be made and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and costs of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties play an important part in the operation of this industry.

The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

The Fund may invest in debt obligations, such as bonds and debentures, issued by corporations and other business organizations that are rated at the time of purchase within the three highest ratings categories of Standard & Poor’s (“S&P”) or Moody’s Investors, Inc. (“Moody’s”) (or which, if unrated, are determined by the Adviser to be of comparable quality). Unrated securities will be determined to be of comparable quality to rated debt obligations if, among other things, other outstanding obligations of the issuers of such securities are rated A or better. See Appendix “A” to this SAI for a description of corporate debt ratings. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. In the event that a security held by the Fund is placed on a credit watch or is downgraded by a rating agency, the value of such security may decline and the Fund may consequently experience losses in respect of such security.

Equity Securities.  Equity securities represent ownership interests in a company and consist of common stock, preferred stock, warrants to acquire common stock, and securities convertible into common stock.  Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

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•                  Common Stock.  Common stock represents an equity or ownership interest in an issuer.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

•                  Preferred Stock.  Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

•                  Warrants.  Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time.  Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security.  The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.  A warrant ceases to have value if it is not exercised prior to its expiration date.  These factors can make warrants more speculative than other types of investments.

•                  Convertible Securities.  Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio.  A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue.  If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion.  The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities.  However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder.  When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase.  At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise.  Convertible securities are also subject to credit risk, and are often lower-quality securities.

•                  Small and Medium Capitalization Issuers.  Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies.  This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management.  The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange.  Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Foreign Securities. The Fund may invest in foreign securities, either directly or indirectly through American Depositary Receipts and European Depositary Receipts. Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity and political stability. Future political and economic information, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible

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establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations. Transactions in foreign securities may involve greater time from the trade date until the settlement date than domestic securities transactions, and may involve the risk of possible losses through the holding of securities in custodians and securities depositories in foreign countries. These factors could interfere with the Adviser’s ability to sell the securities.

Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value (“NAV”) of the Fund’s shares may fluctuate with U.S. dollar exchange rates as well as the price changes of the Fund’s securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund’s securities in their local markets. Conversely, a decrease in the value of the U.S. dollar may have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund’s securities in its foreign markets. In addition to favorable and unfavorable currency exchange rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

Special Note Regarding Market Events. Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the Fund’s investments. It is uncertain how long these conditions will continue.

The instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. Federal, state and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Fund’s holdings.

Non-Principal Investment Strategies and Risks

Commercial Paper. The Fund may purchase commercial paper rated (at the time of purchase) “A-1” by S&P or “Prime-1” by Moody’s or, when deemed advisable by the Adviser, issues rated “A-2” or “Prime-2” by S&P or Moody’s, respectively. These rating categories are described in Appendix “A” to this SAI. The Fund may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Fund’s Adviser pursuant to guidelines approved by the Company’s Board of Directors. Commercial paper issues in which the Fund may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the “1933 Act”) in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called “private placement” exemption from registration, which is afforded by Section 4(2) of the 1933 Act (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity.

Futures Contracts. The Fund may invest in financial futures contracts with respect to those securities listed on the S&P 500® Index. Financial futures contracts obligate the seller to deliver a specific type of security called for in the contract, at a specified future time, and for a specified price. Financial futures contracts may be satisfied by actual delivery of the securities or, more typically, by entering into a transaction that offsets the financial futures contract. The Fund will comply with guidelines established by the Securities and Exchange Commission (“SEC”) with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations. Depending on the asset levels that are required to be segregated, the

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Fund may be required to sell off assets it would not otherwise liquidate. There are risks that are associated with the use of futures contracts for hedging purposes. In certain market conditions, as in a rising interest rate environment, sales of futures contracts may not completely offset a decline in value of the portfolio securities against which the futures contracts are being sold. In the futures market, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions, and/or daily price fluctuations. Risks in the use of futures contracts also result from the possibility that changes in the market interest rates may differ substantially from the changes anticipated by the Fund’s investment adviser when hedge positions were established. The Fund does not presently intend to invest more than 5% of the value of its net assets in futures contracts.

Hedging Investments. At such times as the Adviser deems it appropriate and consistent with the investment objective of the Fund, the Fund may invest in financial futures contracts and options on financial futures contracts. The purpose of such transactions is to hedge against changes in the market value of securities in the Fund caused by fluctuating interest rates and to close out or offset its existing positions in such futures contracts or options as described below. Such instruments will not be used for speculation. Futures contracts and options on futures are discussed below.

Indexed Securities. The Fund may invest in indexed securities whose value is linked to securities indices. Most such securities have values which rise and fall according to the change in one or more specified indices, and may have characteristics similar to direct investments in the underlying securities. Depending on the index, such securities may have greater volatility than the market as a whole. The Fund does not presently intend to invest more than 5% of its net assets in indexed securities.

Investment Company Securities. The Fund may invest in securities issued by other investment companies (including exchange-traded funds) to the extent permitted by the 1940 Act. Under the 1940 Act, the Fund’s investments in such securities currently are limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses. Rule 12d1-1 under the 1940 Act permits the Fund to invest an unlimited amount of its uninvested cash in a money market fund so long as, among other things, said investment is consistent with the Fund’s investment objectives and policies. As a shareholder in an investment company, a Fund would bear its pro rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses.

The Fund may invest in investment companies that are not registered with the SEC or privately placed securities of investment companies (which may or may not be registered), such as hedge funds and offshore funds. Unregistered funds are largely exempt from the regulatory requirements that apply to registered investment companies. As a result, unregistered funds may have a greater ability to make investments, or use investment techniques, that offer a higher potential investment return (for example, leveraging), but which may carry high risk. Unregistered funds are not regulated by the SEC like registered funds. Investments in unregistered funds may be difficult to sell, which could cause the Fund selling an interest in an unregistered fund to lose money. For example, many hedge funds require their investors to hold their investments for at least one year.

Lending of Fund Securities. The Fund may lend securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. Because the government securities or other assets that are pledged as collateral to the Fund in connection with these loans generate income, securities lending enables the Fund to earn income that may partially offset expenses. These loans may not exceed 33 1/3% of the Fund’s total assets. The documentation for these loans will provide that the Fund will receive collateral equal to at least 102% of the current market value of the loaned securities, as marked to market each day that the NAV of the Fund is determined, consisting of government securities or other assets permitted by applicable regulations and interpretations. The Fund will pay administrative and custodial fees in connection with the loan of securities. The Fund will invest collateral in short-term investments, and will bear the risk of loss of the invested collateral. In addition, the Fund will be exposed to the risk of loss should a borrower default on its obligation to return the borrowed securities. The Fund’s share of income from the loan collateral will be included in its gross investment income.

Securities lending would involve risk of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or risk of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and only when, in the Adviser’s judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Fund’s securities will be marked to market daily. The Fund does not have the right to vote

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loaned securities. The Fund may attempt to call loaned securities back to permit the exercise of voting rights, if time and jurisdictional restrictions permit. There is no guarantee that all loans can be recalled.

Options on Futures. The Fund may purchase and write call and put options on futures contracts with respect to those securities listed on the S&P 500® Index and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract. The Fund may use options on futures contracts in connection with hedging strategies. The purchase of put options on futures contracts is a means of hedging against the risk of rising interest rates. The purchase of call options on futures contracts is a means of hedging against a market advance when the Fund is not fully invested.

The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. The characteristics of writing call options are similar to those of writing put options, as described above, except that writing covered call options generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. At the same time, because the Fund would have to be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, the Fund would give up some ability to participate in security price increases when writing call options.

Because there are a limited number of types of futures contracts, it is likely that the standardized futures contracts available to the Fund will not match the Fund’s current or anticipated investments. Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation between the Fund’s investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits for futures contracts. The Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce anticipated gains or result in losses that are not offset by the gains in the Fund’s other investments.

There is no assurance that the Fund will be able to close out its financial futures positions at any time, in which case it would be required to maintain the margin deposits on the contract. The Fund does not presently intend to invest more than 5% of its net assets in options on futures.

Portfolio Turnover. Investment strategies that require periodic changes to portfolio holdings with the expectation of outperforming equity indices are typically referred to as “active” strategies. These strategies contrast with “passive” (“index”) strategies that buy and hold only the stocks in the equity indices. Passive strategies tend to trade infrequently—only as the stocks in the indices change (largely due to changes in the sizes of the companies in the indices, takeovers or bankruptcies). Most equity mutual funds pursue active strategies, which have higher turnover than passive strategies.

The generally higher portfolio turnover of active investment strategies can adversely affect taxable investors, especially those in higher marginal tax brackets, in two ways. First, short-term capital gains, which often accompany higher turnover investment strategies, are currently taxed at ordinary income rates. Ordinary income tax rates are higher than long-term capital gain tax rates for middle and upper income taxpayers. Thus, the tax liability is often higher for investors in active strategies. Second, the more frequent realization of gains caused by higher turnover investment strategies means that taxes will be paid sooner. Such acceleration of the tax liability is financially more costly to investors. Less frequent realization of capital gains allows the payment of taxes to be deferred until later years, allowing more of the gains to compound before taxes are paid. Consequently, after-tax compound rates of return will generally be higher for taxable investors using investment strategies with very low turnover, compared with high turnover strategies. The difference is particularly large when the general market rates of return are higher than average.

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The portfolio turnover rate is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities with maturities at the time of acquisition of one year or less) by the monthly average value of the securities in the portfolio during the year. Under normal market conditions, it is expected that the Fund’s portfolio turnover will range between 50% to 85%. The portfolio turnover rate of the Fund for the fiscal year ended August 31, 2012 was 55.87%.

Repurchase Agreements. The Fund may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months. The financial institutions with whom the Fund may enter into repurchase agreements will be banks which the Adviser considers creditworthy pursuant to criteria approved by the Board of Directors and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York’s list of reporting dealers. The Adviser will consider the creditworthiness of a seller in determining whether to cause the Fund to enter into a repurchase agreement. The seller under a repurchase agreement will be required to maintain the value of collateral at not less than the repurchase price plus accrued interest. The Adviser will monitor daily the value of the collateral, and will, if necessary, require the seller to increase the collateral so that its value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to the risk of loss because of possible market declines in the value of the collateral or delays in connection with its disposition.

Reverse Repurchase Agreements and Dollar Rolls. The Fund may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests) when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser. Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase the securities at an agreed-upon price, date and rate of interest. Such agreements are considered to be borrowings under the 1940 Act, and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Fund will maintain in a segregated account with the Fund’s custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement and will monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase and the return on the cash exchanged for the securities. The Fund may also enter into “dollar rolls,” in which it sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forgo principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The return on dollar rolls may be negatively impacted by fluctuations in interest rates. The Fund does not presently intend to engage in reverse repurchase or dollar roll transactions involving more than 5% of the Fund’s net assets.

Rule 144A Securities. The Fund may invest up to 15% of the value of its net assets in securities that are illiquid and may be difficult to value. The Fund may purchase securities which are not registered under the 1933 Act, as amended, but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Adviser, acting under guidelines approved and monitored by the Board of Directors, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

Temporary Investments. The short-term and medium-term debt securities in which the Fund may invest for temporary defensive purposes consist of: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

U.S. Government Obligations. The Fund may purchase U.S. government agency and instrumentality obligations that are debt securities issued by U.S. government-sponsored enterprises and federal agencies. Some obligations of agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. government or by U.S. Treasury guarantees, such as securities of the Government National Mortgage Association (“GNMA”) and the Federal Housing

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Authority; others, by the ability of the issuer to borrow, provided approval is granted, from the U.S. Treasury, such as securities of the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and others, only by the credit of the agency or instrumentality issuing the obligation, such as securities of the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Banks. Such guarantees of U.S. government securities held by a Fund do not, however, guarantee the market value of the shares of the Fund. There is no guarantee that the U.S. government will continue to provide support to its agencies or instrumentalities in the future. U.S. government obligations that are not backed by the full faith and credit of the U.S. government are subject to greater risks than those that are backed by the full faith and credit of the U.S. government. All U.S. government obligations are subject to interest rate risk.

In September 2008, the U.S. Treasury Department and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed in conservatorship under the FHFA. On June 16, 2010, FHFA ordered Fannie Mae’s and Freddie Mac’s stock de-listed from the New York Stock Exchange after the price of common stock in Fannie Mae fell below the New York Stock Exchange’s minimum average closing price of $1 for more than 30 days. The long-term effect that this conservatorship will have on Fannie Mae’s and Freddie Mac’s debt and equity and on securities guaranteed by Fannie Mae and Freddie Mac is unclear.

In a February 2011 report to Congress from the Treasury and the Department of Housing and Urban Development, the Obama administration provided a plan to reform the U.S. housing finance market.  The plan would reduce the role of and eventually eliminate Fannie Mae and Freddie Mac. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Authority or guaranteed by the Department of Veterans Affairs.  The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of Fannie Mae and Freddie Mac, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

In addition, in August 2012, the Treasury announced that it had amended the terms of its bailout agreement with Fannie Mae and Freddie Mac in order to decrease the holdings of each firm more quickly.  Under the amended agreement, both Fannie Mae and Freddie Mac will have to turn over all profits they earn every quarter. They will also have to accelerate the reduction of their mortgage holdings to hit a cap of $250 million by 2018, four years earlier than planned.  Under the new arrangement, the portfolios of Fannie Mae and Freddie Mac can be no larger than $650 billion each at the end of 2012.

The Fund’s net assets may be invested in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government, including, if applicable, options and futures on such obligations. The maturities of U.S. government securities usually range from three months to thirty years. Examples of types of U.S. government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, GNMA, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, the Maritime Administration, the Asian-American Development Bank and the Inter-American Development Bank. U.S. government securities may include inflation-indexed fixed income securities, such as U.S. Treasury Inflation Protected Securities (TIPS). The interest rate of TIPS, which is set at auction, remains fixed throughout the term of the security and the principal amount of the security is adjusted for inflation. The inflation-adjusted principal is not paid until maturity.

There is risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. A Fund may purchase U.S. Government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. Government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

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FUNDAMENTAL INVESTMENT LIMITATIONS

The Company has adopted the following fundamental investment limitations, which may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of the Fund’s outstanding Shares (as defined in Section 2(a)(42) of the 1940 Act). As used in this SAI and in the Prospectus, “shareholder approval” and a “majority of the outstanding shares” of a Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of: (1) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy; or (2) more than 50% of the outstanding shares of such Fund. The Fund may not:

1.                       Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements and dollar rolls for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund’s total assets at the time of such borrowing. The Fund will not purchase securities while its aggregate borrowings (including reverse repurchase agreements, dollar rolls and borrowings from banks) are in excess of 5% of its total assets. Securities held in escrow or separate accounts in connection with the Fund’s investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation;

2.                       Act as an underwriter of securities within the meaning of the 1933 Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

3.                       Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein or (b) in real estate investment trusts;

4.                       Purchase or sell commodities or commodity contracts, except that the Fund may deal in forward foreign exchanges between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

5.                       Make loans, except through loans of portfolio securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan;

6.                       Invest 25% or more of its assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities); or

7.                       Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if immediately after and as a result of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such limitations.

(For purposes of Investment Limitation No. 1, any collateral arrangements with respect to, if applicable, the writing of options and futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets. For purposes of Investment Limitation No. 2, neither the foregoing arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of senior securities.)

The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Under the 1940 Act, the Fund will be required to maintain asset coverage of at least 300% for borrowings from a bank.  In the event that such asset coverage is below 300%, the Fund will be required to reduce the amount of its borrowings to obtain 300% asset coverage within three business days.

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Except as required by the 1940 Act with respect to the borrowing of money and the limitation on illiquid holdings, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in market values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

Securities held by the Fund generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company has adopted, on behalf of the Fund, a policy relating to the disclosure of the Fund’s portfolio securities to ensure that disclosure of information about portfolio holdings is in the best interests of Fund shareholders. The policies relating to the disclosure of the Fund’s portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund’s operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of a Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose the Fund’s portfolio holdings in its applicable regulatory filings, including shareholder reports, reports on Form N-CSR and Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

The Company may distribute or authorize the distribution of information about the Fund’s portfolio holdings that is not publicly available to its third-party service providers of the Company, which include The Bank of New York Mellon, the custodian; BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the administrator, accounting agent and transfer agent; PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm; Drinker Biddle & Reath LLP, legal counsel; and Merrill Corporation, the financial printer. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the portfolio.

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to (i) certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information, and (ii) financial consultants to assist them in determining the suitability of the Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Company’s and the Adviser’s fiduciary duties to Fund shareholders. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings. The Board of Directors of the Company or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions. Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Fund’s portfolio.

The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of the Fund.

9

Any violations of the policy set forth above as well as any corrective action undertaken to address such violations must be reported by the Adviser, director, officer or third party service provider to the Company’s Chief Compliance Officer who will determine whether the violation should be reported immediately to the Board of Directors of the Company or at its next quarterly Board meeting.

MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the oversight of the Company’s Board of Directors (the “Board”), subject to the laws of the State of Maryland and the Company’s Charter. The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers. The officers of the Company conduct and supervise the Company’s daily business operations.

Directors who are not deemed to be “interested persons” of the Company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” The Board is currently composed of six Independent Directors and two Interested Directors. The Board has selected Arnold M. Reichman, an Independent Director, to act as Chairman. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate. The Chairman may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The Board has established five standing committees — Audit, Product Development, Executive, Nominating and Governance, and Regulatory Oversight Committees. The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section “Standing Board Committees,” below.

The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

Directors and Executive Officers

The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below.

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Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
INDEPENDENT DIRECTORS

Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	Director and Vice Chairman, Comcast Corporation (cable television and communications) from 1969 to 2011.	17	AMDOCS Limited (service provider to telecommunications companies)

J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	17	None

Gregory P. Chandler 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/66	Director	2012 to present	Since May 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from February 2003-April 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	17	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).

Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/43	Director	2006 to present	Consultant, financial services organizations from 1997 to present.	17	Kalmar Pooled Investment Trust; (registered investment company); Wilmington Funds (registered investment company); WT Mutual Fund (registered investment company) (until March 2012)

Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 DOB: 5/48	Chairman	2005 to present	Co-Founder and Chief Executive Officer, Lifebooker, LLC, from 2006 to present.	17	None

	Director	1991 to present

Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/41	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; from 1980 to present, Founding Partner, Straniere Law Group; from 2006 to 2008, President, The New York City Hot Dog Company.	17	Reich and Tang Group (asset management); The SPARX Asia Funds Group (registered investment company) (until 2009)

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Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
INTERESTED DIRECTORS(2)

Jay F. Nusblatt 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/61	Director	2012 to present	Since July 2010, Head of U.S. Fund Accounting and Administration, BNY Mellon Asset Servicing; from 2006 to July 2010, Senior Vice President, Fund Accounting and Administration, PNC Global Investment Servicing.	17	None

Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Vice President and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	17	Kensington Funds (registered investment company) (until 2009)

OFFICERS

Salvatore Faia, JD, CPA, CFE Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 209 Chadds Ford, PA 19317 DOB: 12/62	President and Chief Compliance Officer	President 2009 to present and Chief Compliance Officer 2004 to present	President, Vigilant Compliance Services since 2004; and Director of Energy Income Partnership since 2005.	N/A	N/A

Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	2009 to present	Since 1993 Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (financial services company)	N/A	N/A

Jennifer Rogers 301 Bellevue Parkway Wilmington, DE 19809 DOB: 7/74	Secretary	2007 to present	Since 2005, Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A

James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company)	N/A	N/A

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Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103 DOB: 7/59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm)	N/A	N/A

* Each Director oversees seventeen portfolios of the Company that are currently offered for sale.

(1)   Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal.  The Board reserves the right to waive the requirements of the Policy with respect to an individual Director.  The Board has approved a waiver of the policy with respect to Mr. Brodsky. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2)   Messrs. Sablowsky and Nusblatt are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.”  Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Nusblatt is considered an “Interested Director” of the Company by virtue of his position as the Head of U.S. Fund Accounting and Administration at BNY Mellon Asset Servicing, administrator and accounting agent and transfer agent to the Company.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years.  Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director.  The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company.  Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience.    Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company.  Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry.  Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the financial services industry.  Mr. Nusblatt has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the financial services industry.  Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards.

Standing Committees

The responsibilities of each Committee of the Board and its members are described below.

Audit Committee.  The Board has an Audit Committee comprised of three Independent Directors.  The current members of the Audit Committee are Messrs. Brodsky, Giordano and Chandler.  The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors.  The Audit Committee convened four times during the fiscal year ended August 31, 2012.

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Executive Committee.  The Board has an Executive Committee comprised of one Interested Director and three Independent Directors.  The current members of the Executive Committee are Messrs. Giordano, Reichman,Sablowsky and Chandler.  The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session. The Executive Committee did not meet during the fiscal year ended August 31, 2012.

Nominating and Governance Committee.  The Board has a Nominating and Governance Committee comprised only of Independent Directors.  The current members of the Nominating and Governance Committee are Messrs. Carnall, Giordano, and Reichman.  The Nominating and Governance Committee recommends to the Board of Directors all persons to be nominated as Directors of the Company.  The Nominating and Governance Committee will consider nominees recommended by shareholders.  Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee convened three times during the fiscal year ended August 31, 2012.

Regulatory Oversight Committee.  The Board has a Regulatory Oversight Committee comprised of two Interested Director and three Independent Directors.  The current members of the Regulatory Oversight Committee are Messrs. Carnall, Reichman, Sablowsky, Straniere and Nusblatt.  The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened four times during the fiscal year ended August 31, 2012.

Product Development Committee.  The Board has a Product Development Committee comprised of two Interested Directors and one Independent Director. The current members of the Product Development Committee are Messrs. Reichman, Sablowsky and Nusblatt. The Product Development Committee oversees the process regarding the addition of new investment advisers and investment products to the Company and evaluates the Company’s current investment advisers and investment products. The Product Development Committee is new and did not meet during the fiscal year ended August 31, 2012.

Risk Oversight

The Board of Directors performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s Chief Compliance Officer.  The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk.  Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment management and business affairs.  Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Company’s Chief Compliance Officer to discuss compliance reports, findings and issues.  The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

Board oversight of risk management is also provided by various Board Committees.  For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations.

The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.  The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

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Director Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund and in all of the portfolios (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him), as of December 31, 2011.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
INDEPENDENT DIRECTORS
Julian A. Brodsky	None	Over $100,000
J. Richard Carnall	$10,001-$50,000	$10,001-$50,000
Gregory P. Chandler	None	None
Nicholas A. Giordano	$10,001-$50,000	$10,001-$50,000
Arnold M. Reichman	Over $100,000	Over $100,000
Robert A. Straniere	None	$1-$10,000
INTERESTED DIRECTORS
Jay F. Nusblatt	None	None
Robert Sablowsky	None	Over $100,000

Directors’ and Officers’ Compensation

Effective January 1, 2012, the Company pays each Director a retainer at the rate of $27,500 annually, $3,500 for each regular meeting of the Board of Directors, $2,000 for each committee meeting or special meeting of the Board of Directors attended in-person and $1,000 for each committee meeting or special meeting of the Board of Directors and Committee meeting attended telephonically. From February 1, 2010 to December 31, 2011, the Company paid each Director a retainer at the rate of $17,500 annually, $3,500 for each regular meeting of the Board of Directors, $1,500 for each committee meeting or special meeting of the Board of Directors attended in person and $1,000 for each committee meeting or special meeting of the Board of Directors and Committee meeting attended telephonically. The Chairman of the Board receives an additional fee of $17,500 per year for his services in this capacity, and each Chairman of the Audit Committee, Nominating and Governance Committee and Regulatory Oversight Committee receives an additional fee of $4,000 per year for his services. From February 2, 2010 to December 31, 2011, the Chairman of the Board received an additional fee of $12,000 per year for his services in this capacity.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof. The Company also compensates its President and Chief Compliance Officer for his services to the Company.  For the fiscal year ended August 31, 2012, each of the following members of the Board of Directors and the President and Chief Compliance Officer received compensation from the Fund in the following amounts:

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Name of Director/Officer	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors or Officers
FISCAL YEAR ENDED AUGUST 31, 2012
Independent Directors:
Julian A. Brodsky, Director	$1,376.20	N/A	N/A	$46,000.00
J. Richard Carnall, Director	$1,401.18	N/A	N/A	$48,000.00
Gregory P. Chandler, Director*	$261.11	N/A	N/A	$6,875.00
Nicholas A. Giordano, Director	$1,626.13	N/A	N/A	$55,000.00
Francis J. McKay, Director**	$451.23	N/A	N/A	$18,375.00
Arnold M. Reichman, Director and Chairman	$2,088.62	N/A	N/A	$68,125.00
Marvin E. Sternberg, Director***	$383.58	N/A	N/A	$11,375.00
Robert A. Straniere, Director	$1,375.83	N/A	N/A	$46,000.00
Interested Directors:
Jay F. Nusblatt, Director*	$0	N/A	N/A	$0
Robert Sablowsky, Director	$1,551.67	N/A	N/A	$50,000.00
Officers:
Salvatore Faia, Esquire, CPA Chief Compliance Officer and President	$13,465.80	N/A	N/A	$339,996.00

* Messrs. Chandler and Nusblatt were elected to the Board of Trustees on June 19, 2012 and, therefore, the compensation reflected is for the period June 19, 2012 through August 31, 2012.

**Mr. McKay died on December 17, 2011

***Mr. Sternberg died on October 29, 2011.

As of December 31, 2011, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

On October 24, 1990, the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees, pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. Edward J. Roach, who served as President and Treasurer until June 1, 2009, has been the only employee who has participated in the Fund Office Retirement Profit-Sharing Plan and Trust Agreement. No officer, director or employee of the Adviser or the distributor currently receives any compensation from the Company.

CODE OF ETHICS

The Company, the Adviser and Foreside Funds Distributors, LLC, formerly known as BNY Mellon Distributors Inc. (“Foreside Distributors”) have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

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PROXY VOTING

The Board of Directors has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Fund to the Adviser, subject to the Board’s continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Fund. The Adviser will consider factors affecting the value of the Fund’s investments and the rights of shareholders in its determination on voting portfolio securities. The Adviser has adopted proxy voting procedures with respect to voting proxies relating to portfolio securities held by the Fund. A copy of the Adviser’s Proxy Voting Policy is included with this SAI. Please see Appendix B to this SAI for further information.

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-888-520-3277 and by visiting the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of November 30, 2012, to the Company’s knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of the Fund as indicated below. See “Additional Information Concerning Company Shares” below. Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to “control” (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of November 30, 2012

Schneider Value Fund	Charles Schwab & CO Inc Special Cust A/C for Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	611,464.282	25.15%

Schneider Value Fund	TD Ameritrade Inc for the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226	172,157.300	7.08%

Schneider Value Fund	BNYM IS Trust CO Cust SEP IRA FBO Arnold C. Schneider III 826 Turnbridge Rd. Wayne, PA 19087-2070	170,976.464	7.03%

As of November 30, 2012, the Directors and officers as a group owned 4.47% of the Schneider Value Fund, 1.08% of the Schneider Small Cap Value Fund and less than 1% of the outstanding shares of each other portfolio and class within the Company.

INVESTMENT ADVISORY AND OTHER SERVICES

Advisory Agreement. The Adviser renders advisory services to the Fund pursuant to an Investment Advisory Agreement dated August 1, 2002 (the “Advisory Agreement”).

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The Adviser is a Pennsylvania corporation controlled by its majority shareholder, Arnold C. Schneider, III. The Adviser has been managing assets for institutional accounts since 1996. The Adviser currently acts as investment adviser for the Schneider Small Cap Value Fund, also an investment portfolio of the Company, and as investment sub-adviser for five other investment companies registered under the 1940 Act including: Russell Group of Funds — Russell U.S. Equity Fund; Liberty All-Star Equity Fund; Frank Russell Equity Fund; and Frank Russell Sovereign — US Equity Pool. As of November 30, 2012, the Adviser managed approximately $ 1.6 billion in assets. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

The Adviser is an active, equity value manager that believes a disciplined fundamental approach can consistently add value in a market that has shown to be extremely efficient with current data, but less so with future events. The Adviser is research intensive and focuses on new ideas, believing that the market is slow to react to change, particularly where out-of-favor stocks are concerned. The Adviser strives to act on them as soon as possible to generate above-average returns.

The Adviser has investment discretion for the Fund and will make all decisions affecting assets in the Fund under the supervision of the Company’s Board of Directors and in accordance with the Fund’s stated policies. The Adviser will select investments for the Fund. For its services to the Fund, the Adviser is entitled to receive a monthly advisory fee under the Advisory Agreement computed at an annual rate of 0.70% of the Fund’s average daily net assets. The Adviser has agreed to waive its fees to the extent necessary to maintain an annualized expense ratio (excluding certain items below) for the Fund of 0.90%.  In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual fund operating expenses to exceed 0.90%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes. This contractual limitation is in effect until December 31, 2013 and may not be terminated without the approval of the Company’s Board of Directors. There can be no assurance that the Adviser will continue such waiver thereafter after December 31, 2013.

The Fund bears its own expenses not specifically assumed by the Adviser. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company’s Board of Directors in such manner as it deems to be fair and equitable. Expenses borne by a portfolio include, but are not limited to the expenses listed in the prospectus and the following (or a portfolio’s share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by the Adviser; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Company to its Directors and officers; (g) organizational costs; (h) fees to the Adviser and BNY Mellon; (i) fees and expenses of officers and directors who are not affiliated with the Adviser or Distributor; (j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the Fund and its shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the Company; (r) the expense of reports to shareholders, shareholders’ meetings and proxy solicitations that are not attributable to a particular class of shares of the Company; (s) fidelity bond and directors’ and officers’ liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by the Adviser under its advisory agreement with the portfolio.

Under the Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Company in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

Disclosure relating to the material factors and the conclusions with respect to those factors that formed the basis for the Board of Directors’ approval of the continuation of each Fund’s investment advisory agreement may be reviewed in the Fund(s)’ annual report to shareholders dated August 31, 2012, which may be obtained by calling (888)520-3277 or visiting the SEC’s website at www.sec.gov.

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The advisory fees, including waivers and reimbursements for the past three fiscal years are as follows:

For the Fiscal Year Ended	Advisory Fees (after waivers and reimbursements)	Waivers	Reimbursements
August 31, 2012	$174,934	$203,216	$0
August 31, 2011	$501,227	$165,165	$0
August 31, 2010	$703,015	$156,348	$0

Portfolio Manager

Description of Compensation.

Mr. Schneider’s compensation consists of a salary and a bonus. A portion of his bonus may be deferred. Generally, his salary is fixed at the beginning of each year; his bonus and any deferred compensation are discretionary and based on the overall profitability of the firm.

Other Accounts. The table below discloses accounts other than the Fund, for which the portfolio manager is jointly and primarily responsible for the day-to-day portfolio management, as of August 31, 2012:

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance
Arnold C. Schneider III	Other Registered Investment Companies:	6	$583mm	0	$0
	Other Pooled Investment Vehicles:	4	$264mm	0	$0
	Other Accounts:	13	$1,673mm	0	$0

Material Conflicts of Interest. The Adviser provides investment management services to multiple clients with investment objectives and strategies that are similar as well as different than those of the Fund. Although each client’s account is individually managed, the Adviser may purchase and/or sell the same securities for numerous accounts. The Adviser aggregates client orders based on circumstances existing at the time the orders are received and consistent with its policy of seeking best price and execution. Aggregated orders may include orders for investment vehicles in which the Adviser or its affiliates have an interest. The inclusion of an account in an aggregate order is based on factors such as consistency with investment objective and guidelines, suitability, investment strategy, timing of order placement, order price, and client cash flow. Certain investment opportunities may be suitable for or consistent with the strategy or investment objective of only one or a limited number of client accounts. In those cases, it is possible that a particular securities acquisition or disposition will be considered for one or a limited number of accounts.

The Adviser is under common control with Turnbridge Management Partners (“Turnbridge”), the General Partner to a private investment fund. The Adviser manages the portfolio of the private investment fund. Turnbridge, in accordance with the provisions of the private investment fund, is entitled to receive an incentive allocation each year, based on the performance of the private investment fund.

Securities Ownership. The following table sets forth the dollar range of equity securities beneficially owned by the portfolio manager in the Fund as of August 31, 2012:

Portfolio Manager	Dollar ($) Value of Fund Shares Beneficially Owned
Arnold C. Schneider III	Over $1 million

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Custodian Agreement. The Bank of New York Mellon (the “Custodian”), with offices at One Wall Street, New York, NY 10286, serves as the custodian of the Fund’s assets pursuant to a custodian agreement between the Custodian and the Company dated July 18, 2011, as amended and supplemented (the “Custodian Agreement”). Under the Custodian Agreement, the Custodian (a) maintains a separate account or accounts in the name of the Fund, (b) holds and transfers portfolio securities on account of the Fund, (c) accepts receipts and makes disbursements of money on behalf of the Fund, (d) collects and receives all income and other payments and distributions on account of the Fund’s portfolio securities, and (e) makes periodic reports to the Company’s Board of Directors concerning the Fund’s operations. The Custodian is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that the Custodian remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. The Fund has made arrangements with BNY Mellon Investment Servicing Trust Company to serve as custodian for Individual Retirement Accounts (“IRAs”). For its services to the Fund under the Custodian Agreement, the Custodian receives a monthly fee equal to an annual rate of 0.015% of the Fund’s average daily gross assets, subject to a minimum monthly fee of $1,000, excluding transaction charges and out-of-pocket expenses.

Transfer Agency Agreement. BNY Mellon, with corporate offices at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement dated November 5, 1991, as supplemented (the “Transfer Agency Agreement”), under which BNY Mellon: (a) issues and redeems shares of the Fund; (b) addresses and mails all communications by the Fund to record owners of the Shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Company’s Board of Directors concerning the operations of the Fund. BNY Mellon may, on 30 days’ notice to the Company, assign its duties as transfer and dividend disbursing agent to any other affiliate of BNY Mellon. For its services to the Fund under the Transfer Agency Agreement, BNY Mellon receives a monthly fee at the annual rate of $10 per account in the Fund, subject to a minimum monthly fee of $2,000 per fund, exclusive of out-of-pocket expenses, and also receives reimbursement of its out-of-pocket expenses.

BNY Mellon also provides services relating to the implementation of the Company’s Anti-Money Laundering Program. The Company pays an annual fee, ranging from $3,000 - $50,000, based on the number of open accounts in each portfolio of the Company. In addition, BNY Mellon provides services relating to the implementation of the Company’s Customer Identification Program, including the verification of required customer information and the maintenance of records with respect to such verification. The Fund will pay BNY Mellon $2.25 per customer verification and $0.02 per month per record result maintained.

Distribution Agreement. Foreside Funds Distributors, LLC, formerly known as BNY Mellon Distributors Inc. (the “Underwriter” or “Foreside Distributors”), whose principal business address is 400 Berwyn Park, 899 Cassatt Road, Berwyn, PA 19312, serves as the principal underwriter of the Fund pursuant to the terms of a distribution agreement effective as of April 1, 2012 (the “Distribution Agreement”) entered into by Foreside Distributors and the Company. Pursuant to the Distribution Agreement, the Underwriter will use appropriate efforts to solicit orders for the sale of fund shares. The offering of the Fund’s shares is continuous. No compensation is payable by the Company to Foreside Distributors for distribution services with respect to the Fund; however, the Adviser pays an annual fee to Foreside Distributors as compensation for underwriting services rendered to the Fund pursuant to the Distribution Agreement.

Administration and Accounting Services Agreements. BNY Mellon also serves as administrator and fund accounting agent to the Fund pursuant to an Administration and Accounting Services Agreement dated August 1, 2002 (the “Administration Agreement”). BNY Mellon has agreed to furnish to the Fund statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund. In addition, BNY Mellon has agreed to, prepare and file various reports with appropriate regulatory agencies. The Administration Agreement provides that BNY Mellon shall be obligated to exercise care and diligence in the performance of its duties, to act in good faith and to use its best efforts, within reasonable limits, in performing services thereunder. BNY Mellon shall be responsible for failure to perform its duties under the Administration Agreement arising out of BNY Mellon’s gross negligence. For its services to the Fund, BNY Mellon is entitled to receive a fee calculated at an annual rate of 0.125% of the Fund’s average daily net assets, with a minimum monthly fee of $8,333.

The Administration Agreement provides that BNY Mellon shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder.

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On June 1, 2003, the Company entered into a Regulatory Administration Services Agreement with BNY Mellon. Under this agreement, BNY Mellon has agreed to provide regulatory administration services to the Company. These services include the preparation and coordination of the Fund’s annual post-effective amendment filing and supplements to the Fund’s registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company’s regulatory administration. BNY Mellon receives an annual fee based on the average daily net assets of the portfolios of the Company.

The administration, accounting and regulatory administration fees, including waivers and reimbursements, for the past three fiscal years are as follows:

For the Fiscal Year Ended	Administration, Accounting and Regulatory Administration Fees (after waivers and reimbursements)	Waivers	Reimbursements
August 31, 2012	$116,640	$0	$0
August 31, 2011	$141,409	$0	$0
August 31, 2010	$183,109	$0	$0

FUND TRANSACTIONS

Subject to policies established by the Board of Directors and applicable rules, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund. In executing portfolio transactions, the Adviser seeks to obtain the best price and most favorable execution for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the Adviser generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

The Fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Adviser may, consistent with the interests of the Fund and subject to the approval of the Board of Directors, select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under its respective contracts. The research may be used by the Adviser for all of its accounts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser, as applicable, determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser, as applicable, to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. For the fiscal year ended August 31, 2012, the Fund paid $46,923.24 in aggregate commissions to brokers on account of research services.

The Adviser typically aggregates orders for the purchase and sale of securities for client portfolios including the registered investment companies it advises. In this process, orders for registered investment companies in which the Adviser or persons associated with the Adviser have an interest may be aggregated with orders for other client portfolios. Securities purchased or proceeds of securities sold through aggregated orders are allocated to the account of each client or fund that bought or sold such securities at the average execution price. If less than the total of the aggregated orders is executed, purchased securities or proceeds will be allocated pro rata among the participating portfolios in proportion to their planned participation in the aggregated orders. Transaction costs for any transaction will be shared pro rata based on each portfolio’s participation in the transaction. The Fund will not purchase securities during the existence of any underwriting or selling group relating to such security of which the Adviser or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Company’s Board of Directors pursuant to Rule 10f-3 under the 1940 Act.

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The brokerage commissions for the past three fiscal years are as follows:

For the Fiscal Year Ended	Brokerage Commissions
August 31, 2012	$88,621
August 31, 2011	$186,981
August 31, 2010	$319,866

The Fund is required to identify any securities of the Company’s regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the end of the most recent fiscal year. As of August 31, 2012, the Fund held the following securities:

Broker Dealer	Value
Citigroup, C	$1,747,066.84
JP Morgan, JPM	$2,266,654.20
Wells Fargo, WFC	$1,305,540.95

The Fund expects that its annual portfolio turnover rate will range between 50% and 85% under normal market conditions. A high rate (100% or more) of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs that must be borne directly by the Fund. The Fund anticipates that its annual portfolio turnover rate will vary from year to year.

PURCHASE AND REDEMPTION INFORMATION

You may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire. The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Fund’s shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Fund’s NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. A shareholder will also bear any market risk or tax consequences as a result of a payment in securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the “NYSE”) is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions).

Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time: including, without limitation, to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; if such redemption is, in the opinion of the Company’s Board of Directors, desirable in order to prevent the Company or any portfolio from being deemed a “personal holding company” within the meaning of the Internal Revenue Code of 1986, as amended (the “Code”); or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company’s responsibilities under the 1940 Act.

The Fund has the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

TELEPHONE TRANSACTION PROCEDURES

The Company’s telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match the Company’s records; (3) requiring the Company’s service

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representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days (as defined in “Valuation of Shares”) of the call; and (7) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than Foreside Distributors), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller’s authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with Individual Retirement Account or other retirement plan accounts or by an attorney-in-fact under a power of attorney.

VALUATION OF SHARES

Subject to the approval of the Company’s Board of Directors, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the securities being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on the Fund’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Fund’s Fair Market Value Committee under the direction of the Company’s Board of Directors.

TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Internal Revenue Code (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may be retroactive.

The Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, the Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies or net income derived from an interest in a qualified publicly traded partnership.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with these requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could

23

be disqualified as a regulated investment company. If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and 98.2% of their capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

For federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss.  For capital losses realized in taxable years beginning after December 22, 2010, the eight-year limitation has been eliminated, so that any capital losses realized by the Fund in the taxable year beginning September 1, 2011 and in subsequent taxable years will be permitted to be carried forward indefinitely.

As of August 31, 2012, the Fund had the following capital loss carryforwards for federal income tax purposes subject to the expiration dates set forth in the table below:

August 31, 2016	August 31, 2017	August 31, 2018	August 31, 2019	Total
$11,248,795	$75,945,572	$42,948,995	$2,159,421	$132,302,783

These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

The tax principles applicable to transactions in financial instruments, such as futures contracts and options, that may be engaged in by the Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income. In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

Although the Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 80.373 billion shares have been classified into 140 classes.  However, the Company only has 25 active share classes that have begun investment operations. Under the Company’s charter, the Board of Directors has the power to classify and reclassify any unissued shares of common stock from time to time.

Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to such Fund with each other share that represents an interest in such Fund, even where a share has a different class designation than another share representing an interest in that Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s amended By-Laws provide that shareholders collectively owning at least 10% of the outstanding shares of all classes of common stock of the Company have the right to call for a meeting of shareholders to

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consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants, the approval of principal underwriting contracts and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2 discussed above), or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of common stock entitled to vote on the matter voting without regard to class (or portfolio).

MISCELLANEOUS

Counsel. The law firm of Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000, Philadelphia, Pennsylvania 19103-6996 serves as independent counsel to the Company and the Independent Directors.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as the Fund’s independent registered public accounting firm.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2012 (the “Annual Report”) are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by the Fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report thereon also appears in the Annual Report and is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by telephoning BNY Mellon at the telephone number appearing on the front page of this SAI.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days.  The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” — A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” — A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” — A short-term obligation rated “A-3” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” — A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” — A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” — A short-term obligation rated “D” is in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks — Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

A-1

“P-2” — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.  The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” — Securities possess the highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” — Securities possess good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” — Securities possess fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” — Securities possess speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” — Securities possess high short-term default risk.  Default is a real possibility.

“RD” — Restricted default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Applicable to entity ratings only.

“D” — Default.  Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner.  Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims.  The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality.  The capacity for the payment of short-term financial obligations as they fall due is exceptionally high.  Unlikely to be adversely affected by future events.

“R-1 (middle)” — Short-term debt rated “R-1 (middle)” is of superior credit quality.  The capacity for the payment of short-term financial obligations as they fall due is very high.  Differs from “R-1 (high)” by a relatively modest degree.  Unlikely to be significantly vulnerable to future events.

“R-1 (low)” — Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial.  Overall strength is not as favorable as higher rating categories.  May be vulnerable to future events, but qualifying negative factors are considered manageable.

A-2

“R-2 (high)” — Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.

“R-2 (middle)” — Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” — Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.  A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” — Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality.  There is a capacity for the payment of short-term financial obligations as they fall due.  May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” — Short-term debt rated “R-4” is considered to be of speculative credit quality.  The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” — Short-term debt rated “R-5” is considered to be of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” — Short-term debt rated “D” implies a financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange.  A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstance may exist.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” — An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” — An obligation rated “AA” differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” — An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” — Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

A-3

“B” — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” — An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” — An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” — A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default.  Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“D” — An obligation rated “D” is in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.  An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-) — The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised.  Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default.  The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” — Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” — Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” — Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” — Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

A-4

“B” — Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” — Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” — Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” — Securities considered to be of the highest credit quality.  “AAA” ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” — Securities considered to be of very high credit quality.  “AA” ratings denote expectations of very low credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

“A” — Securities considered to be of high credit quality.  “A” ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” — Securities considered to be of good credit quality.  “BBB” ratings indicate that expectations of credit risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” — Securities considered to be speculative.  “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” — Securities considered to be highly speculative.  “B” ratings indicate that material credit risk is present.

“CCC” — A “CCC” rating indicates that substantial credit risk is present.

“CC” — A “CC” rating indicates very high levels of credit risk.

“C” — A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics.  Fitch believes that this approach better aligns obligations that have comparable expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

A-5

The DBRS long-term rating scale provides an opinion on the risk of default.  That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued.  Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims.  All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”.  The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.  The following summarizes the ratings used by DBRS for long-term debt:

“AAA” -  Long-term debt rated “AAA” is of the highest credit quality.  The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” — Long-term debt rated “AA” is of superior credit quality.  The capacity for the payment of financial obligations is considered high.  Credit quality differs from “AAA” only to a small degree.  Unlikely to be significantly vulnerable to future events.

“A” — Long-term debt rated “A” is of good credit quality.  The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.”  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” — Long-term debt rated “BBB” is of adequate credit quality.  The capacity for the payment of financial obligations is considered acceptable.  May be vulnerable to future events.

“BB” — Long-term debt rated “BB” is of speculative, non-investment grade credit quality.  The capacity for the payment of financial obligations is uncertain.  Vulnerable to future events.

“B” — Long-term debt rated “B” is of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” — Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations.  There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range.  Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” — A security rated “D” implies that a financial obligation has not been met or it is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange.  A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•   Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•   Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” — A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

A-6

“SP-2” — A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” — A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity.  Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity.  MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating.  MIG ratings are divided into three levels — “MIG-1” through “MIG-3”.  In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade.  The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” — This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” — This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” — This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” — This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

“NR” — Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned:  a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.  The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support, generally, will terminate if the issuer’s long-term rating drops below investment grade.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” — This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” — This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” — This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” — This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” — Is assigned to an unrated obligation.

A-7

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.  Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS.  Ratings are not buy, hold or sell recommendations and they do not address the market price of a security.  Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

A-8

APPENDIX B

PROXY POLICY STATEMENT

INTRODUCTION

STATEMENT OF POLICY

Schneider Capital Management Corporation (SCM) views the fiduciary act of managing plan assets to include the voting of proxies appurtenant to shares held in the plan. As a rule, SCM strives to ensure that all proxies are received from the custodian in a timely manner and then exercises its right to vote all proxies. In keeping with the ERISA definition of fiduciary responsibility and the Department of Labor directives, all proxy voting decisions are made “solely in the best interest of the client’s plan participants and beneficiaries.”

This document represents what the firm believes to be important elements of sound corporate governance and social responsibility. In our opinion, good corporate governance should maintain an appropriate balance between the rights of shareholders (the owners of the corporation) and the needs of management to direct the corporation’s affairs devoid of distracting short-term pressures. As a responsible long term investment manager, SCM acknowledges its responsibility to strive for improved corporate governance and performance discipline. SCM offers this policy as a basis for dialogue with the objective of improving corporate governance and social practices. This statement identifies SCM’s voting guidelines on numerous proxy issues. These guidelines are not an exhaustive list of every issue that may arise. Proxy issues that are not described herein will be considered in light of the relevant facts and circumstances.

CRITERIA AND STANDARDS

Each proxy issue is reviewed on its own merits, on a case-by-case basis. Every proxy voting decision, whether on Corporate Governance or Social Issues, is made with the exclusive purpose of maximizing the economic value of the client’s investment. SCM gives special consideration to “out of the ordinary” matters and may vote against management on specific issues which are deemed to impair shareholder rights or value. Furthermore, SCM would oppose any proposal which would entrench or protect management interest contrary to the financial interests of the stockholder.

PROXY ADMINISTRATION

The portfolio manager and compliance officer are primarily responsible for monitoring corporate actions, making voting decisions and ensuring that proxies are submitted timely, consistent with this policy. SCM may form special committees, from time to time, to address unusual proxy voting issues or conflicts.

CONFLICTS OF INTEREST

All conflicts of interest will be resolved in the interest of the clients. Occasionally, SCM may be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. In situations where SCM perceives a material conflict of interest, SCM may disclose the conflict to the relevant clients; defer to the voting recommendation of the clients or of an independent third party provider of proxy services; send the proxy directly to the clients for a voting decision; abstain from voting; or take such other action in good faith, in consultation with counsel, to determine the appropriate method to resolve the conflict in the interest of clients, based upon the particular facts and circumstances. With respect to investment company clients, conflicts may arise as to votes involving the investment adviser, the underwriter, their affiliates or affiliates of the investment company. In such cases, SCM will follow the voting guidelines described herein, including the process for handling conflicts. Under normal circumstances, if a conflict is determined not to be material, SCM will vote the proxy in accordance with this policy. The method selected by SCM to vote proxies in the presence of a conflict may vary depending upon the facts and circumstances of each situation and the requirements of applicable law.

B-1

I.                         CORPORATE GOVERNANCE:

A.                    BOARD OF DIRECTORS:

A company’s board of directors represents the focal point of corporate governance. The board is a group of elected individuals which oversees the operation and direction of the company on behalf of its owners. The principal responsibility of the board is to further the long term success of the corporation while remaining true to its fiduciary responsibility to the shareholders. SCM supports the primary authority of the board; however, at the same time, the firm believes that directors must remain accountable to the shareholders. Consequently, SCM’s guidelines are as follows:

1.                       Election of Directors: While SCM normally votes for the board’s nominees, the firm may decline to vote for unopposed candidates when their record indicates that their election to the board would not be in the interest of shareholders. Likewise, SCM may vote for alternative candidates when its analysis indicates that these candidates will better represent shareholder interests.

2.                       Independent Directors: In SCM’s opinion, the ideal board should be comprised primarily of independent (non-management) directors who are both willing and qualified to serve in such capacity. In this context, independence means no present or former employment by the company or its management which could interfere with the director’s loyalty to the shareholders.

3.                       Cumulative Voting: This voting procedure entitles each stockholder to as many votes as shall equal the number of shares owned multiplied by the number of directors to be elected. Such votes may all be cast for a single candidate or for any two or more as the stockholder sees fit. SCM believes this method is an important democratic means of electing directors and allows shareholders to obtain representation on the board by significant vote. Consequently, SCM generally supports the practice of cumulative voting.

4.                       Classified Board: A classified board is a staggered board arrangement in which each director is elected for an established term of two, three, or four years, depending on the number of classes established. Only those directors in the class up for election can be approved or rejected by shareholders in any given year. In SCM’s opinion, a classified board serves to entrench management and limit shareholders’ ability to effect favorable change. Consequently, SCM generally opposes classified boards.

5.                       Director Liability and Indemnification: A proper director liability policy should balance the need to hold directors accountable for improper actions with the need to attract competent and diligent individuals for board positions. The Corporation should be free to indemnify directors for legal expenses and judgments in connection with their service as directors and eliminate the directors’ liability for ordinary negligence. However, directors should be held liable to the corporation for violations of their fiduciary duty involving gross negligence. Similarly, proposals that indemnify directors who have committed fraud or dereliction of duty would be opposed.

6.                       Director Compensation: Normally, the remuneration of Directors is considered a routine item of business. Therefore, it is not usually submitted for a shareholder vote. However, non-employee director compensation has become a shareholder issue recently. Generally, SCM would prefer to see more of the directors’ compensation based upon shareholder returns as measured by stock price appreciation or some other meaningful performance measure. Furthermore, SCM encourages corporations to phase out pension or retirement plans for their non-employee directors. Most non-employee directors have retirement benefits from their primary employer; however, SCM recognizes that a blanket vote to eliminate all such retirement plans could negatively impact a company’s access to potentially valuable directors. Consequently, SCM will not vote in favor of unilaterally eliminating retirement benefits.

7.                       General: SCM recognizes the responsibilities of the board to organize its function and conduct its business in an efficient manner. Therefore, barring unusual circumstances, SCM would favor management proposals related to board size and oppose shareholder resolutions calling for the separation of the CEO and Chairman positions, establishing age limits for directors, special interest representation, the formation of shareholder advisory committees, or term limits for directors. SCM is also against restricting the date or location of the annual meeting.

B-2

B.                    CAPITALIZATION ISSUES: Capitalization related proposals pertain to the creation, repurchase, or reclassification of securities. SCM may support the authorization of additional stock if management provides a satisfactory explanation of its plans for the stock; however, SCM will oppose large unexplained increases in common stock. SCM will also oppose the issuance of “blank check” preferred or convertible stock which could potentially be used as a takeover deterrent or dilute/jeopardize the clients’ common stock ownership.

1.                       Increase Authorized Common Stock: SCM considers a proposal to increase the number of authorized but unissued shares of common stock on case-by-case basis. SCM takes into account the size of the requested increase, its stated purpose, and how much authorized but unissued common stock remains. The firm generally supports a stock split or a reasonable replenishment after a stock split. Likewise, SCM may approve an increase to support a shareholder value enhancing acquisition, to provide the necessary flexibility to maintain an optimal capital structure, or to fund stock option and stock purchase plans. Requests to significantly increase the number of authorized shares (those resulting in greater than 10% dilution) without a stated reason or demonstrated need would be opposed. Similarly, SCM would oppose an increase when additional shares are to be used for anti-takeover measures.

2.                       Authorize Blank Check Preferred Stock: This proposal would grant authority to the board to create and issue a new class of preferred stock with unspecified terms and conditions. “Blank check” preferred stock could be granted special voting rights and be used to entrench management or deter takeover attempts. SCM generally opposes proposals to vest the board with such power.

3.                       Authorize Convertible Stock: SCM would review the rationale on a case-by-case basis taking into account the company’s current capitalization structure, the stated purpose for the security and the potential dilution effect this security would have on existing common shareholders upon conversion. SCM would oppose any request which is “blank check” in nature, where the company’s rationale is unclear, and where the request appears to blunt possible takeover attempts.

C.                    SHAREHOLDERS RIGHTS AND PROXY VOTING: The proxy vote is the key mechanism by which shareholders render their opinion in corporate governance. In exercising its votes, SCM believes:

1.                       Confidential Voting should be adopted by all corporations on all matters brought before the shareholders. Such provisions would protect the importance of the proxy vote and eliminate the appearance of any impropriety.

2.                       Multiple Classes of Common Stock with disparate voting rights should not exist. Rather, the board should adhere to the principle of one share-one vote.

3.                       Super-majority rules or requirements which interfere with the shareholder’s right to elect directors and ratify corporate actions should be opposed.

4.                       Changes in Corporation’s Domicile should only be proposed for valid business reasons, not to obtain protection against unfriendly takeovers.

5.                       Change of Control occurs when a third party becomes, or obtains the right to become, the beneficial owner of Company securities having 50% or more of the combined voting power of the then outstanding securities of the company. Change of Control also would occur when the directors prior to a given event cease to constitute a majority of the Board as a result of the event.

6.                       Fair Price Provisions and measures to limit the corporation’s ability to buy back shares from a particular shareholder at higher than market prices are generally supported.

7.                       Pre-emptive Rights allow shareholders the option to buy part of any new issue prior to its public offering. This provision allows existing shareholders to maintain their original ownership percentage. However, pre-emptive rights often raise the cost of capital by increasing both the time and expense of issuing new shares. Therefore, pre-emptive rights should generally be eliminated, except where SCM’s analysis concludes such rights have value to the shareholders.

8.                       “Anti-Takeover” measures should be submitted for shareholder approval. SCM is generally against such measures.

B-3

9.                       Bundled Proposals: Occasionally management will attempt to tie a non-routine issue to one that is routine, attempting to pass both items in the form of a bundled proposal. Disparate issues should not be combined and presented for a single vote. Such proposals are generally not well received and must be carefully reviewed on a case-by-case basis.

10.                Special Meetings of the Board of Directors, on such issues as takeovers and changes in the make-up of the Board, by its shareholders is permitted at most companies. Schneider Capital Management is generally against limitations on the calling of Special Meetings.

D.                    EXECUTIVE COMPENSATION: The board and its compensation committee should set executive compensation levels adequate to attract and retain qualified executives. These managers should be rewarded in direct relationship to the contribution they make in maximizing shareholder value. SCM readily admits it is not qualified to thoroughly evaluate the specific issues of executive compensation for each of its portfolio holdings; however the firm does evaluate the reasonableness of compensation policies, criteria and formulas. Likewise, SCM decides what constitutes adequate disclosure of executive compensation. SCM generally supports sound “pay for performance” plans which ensure equitable treatment of both corporate management and shareholders. Compensation should include both salary and performance components. The salary should have a defined relationship to salaries in an industry peer group. Similarly, performance measures should relate to key industry success measurements and be judged over adequate time periods.

1.                      Incentive Plans should be set forth annually in the proxy statement. The criteria used to evaluate the performance of senior executives should be clearly stated. Terms of the awards, such as type, coverage and option price should be specified. Excess discretion will not be approved. SCM generally supports management if the company defines their performance goals. However, SCM opposes incentive plans where no specific goals are defined. Without specific performance goals, there is no assurance that awards will be paid based upon realistic performance criteria. SCM also votes against plans where performance hurdles are, in its opinion, set too low. Total potential dilution from existing and proposed compensation plans should not exceed 10% over the duration of the plan(s). Finally, SCM generally opposes plans which grant reload options (favorable repricing of options) or where options become immediately exercisable following a change of control defined as anything less than 50%.

2.                       Stock/Stock Option Plans: SCM generally votes against a plan if the exercise price is unspecified or below 90% of the fair market value on the date of the grant.

3.                       Golden Parachutes should always be put to shareholder vote because they often exceed ordinary compensation practices. We are generally against Golden Parachutes.

E.                     ROUTINE CORPORATE ISSUES: Proposals in this category, which have been seen repeatedly on an historical basis, are usually non-controversial. Generally, these issues revolve around items that are related to the normal operating procedures of the company. SCM, however, votes against a management proposal to “approve any other business that properly comes before the meeting.” As a fiduciary, SCM opposes any attempt by management to get a blanket approval without full disclosure. Conversely, each of the proposals listed below are generally supported, unless compelling reasons exist to question why it is not in the best interest of shareholders.

1.                       Appointment of Auditors

2.                       Corporate Name and/or Ticker Change

3.                       Approval of Articles of Incorporation

4.                       Changes to the Articles of Incorporation

5.                       Changes in the Date, Time and/or Location of Annual Meeting

6.                       Stock Splits

7.                       Acceptance of Director’s Report

8.                       Approval of Corporate Dividend

B-4

II.                    SOCIAL RESPONSIBILITY ISSUES: Schneider Capital Management acknowledges its duty both as a corporate citizen and as a manager of investment funds to address important social issues. The intention of our firm is not to impose its moral or social views upon clients. Nor should SCM restrict in any way the day-to-day operating procedures of a corporation unless, in so doing, the economic value of the client’s investment is enhanced.

DOCUMENTATION OF VOTING DECISIONS

Schneider Capital Management maintains accurate records of each corporate proxy received and voted along with documentation of the proxy voting decisions on each issue. The records will be retained for such period of time as is required to comply with applicable laws and regulations.

REPORTING

In order to facilitate a client’s monitoring of proxy decisions made and actions taken by Schneider Capital Management, a report summarizing each corporate issue and corresponding proxy vote is available to clients upon request.

B-5

MATSON MONEY, INC.

FAMILY OF FUNDS

of

The RBB Fund, Inc.

Institutional Class

Free Market U.S. Equity Fund:  FMUEX

Free Market International Equity Fund:  FMNEX

Free Market Fixed Income Fund:  FMFIX

STATEMENT OF ADDITIONAL INFORMATION

December 31, 2012

Investment Adviser:

Matson Money, Inc.

This Statement of Additional Information (“SAI”) provides information about the Free Market U.S. Equity Fund, Free Market International Equity Fund and Free Market Fixed-Income Fund (each a “Fund” and collectively, the “Funds”).  The Funds are series of The RBB Fund, Inc. (the “Company”).  This information is in addition to the information contained in the Funds’ Prospectus dated December 31, 2012 (the “Prospectus”).  This SAI is not a prospectus.  Copies of the Prospectus and Annual Report may be obtained free of charge by calling toll-free (866) 780-0357 Ext. 3863.  The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI.  No other part of the Annual Report is incorporated by reference herein.

GENERAL INFORMATION	1

NON- PRINCIPAL INVESTMENT POLICIES OF THE FUNDS	1

FUNDAMENTAL INVESTMENT LIMITATIONS	2

INVESTMENT POLICIES AND PRACTICES OF UNDERLYING INVESTMENT COMPANIES AND RELATED RISKS	4

DISCLOSURE OF PORTFOLIO HOLDINGS	31

MANAGEMENT OF THE COMPANY	33

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	41

CODE OF ETHICS	42

PROXY VOTING POLICIES	43

INVESTMENT ADVISORY AND OTHER SERVICES	43

INVESTMENT ADVISER	43
PORTFOLIO MANAGERS	46
CUSTODIAN AGREEMENT	47

DISTRIBUTION ARRANGEMENTS	50

PURCHASE AND REDEMPTION INFORMATION	51

TELEPHONE TRANSACTION PROCEDURES	52

VALUATION OF SHARES	52

TAXES	52

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES	54

MISCELLANEOUS	56

FINANCIAL STATEMENTS	56

APPENDIX A	A-1

APPENDIX B	B-1

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GENERAL INFORMATION

The Company is an open-end management investment company currently operating seventeen separate investment portfolios.  The Company is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and was organized as a Maryland corporation on February 29, 1988.  This SAI pertains to Institutional Class shares representing interests in three diversified Funds, which are offered by the Prospectus.  Matson Money, Inc. (“Matson Money” or the “Adviser”) serves as the investment adviser to the Funds.

NON- PRINCIPAL INVESTMENT POLICIES OF THE FUNDS

Although the Funds invest primarily in shares of other registered investment companies, for temporary defensive purposes, the Funds may hold cash or invest in a variety of money market instruments, including U.S. government securities, commercial paper, certificates of deposit, and bankers’ acceptances.  When a Fund invests for temporary defensive purposes, it may do so without any percentage limitations.  A Fund may not achieve its investment objective during periods when it has taken such a temporary defensive position.

U.S. Government Securities.  Each Fund may invest in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. Government”) that have remaining maturities not exceeding one year.  Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include the Export-Import Bank, the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal Intermediate Credit Banks, the Federal Land Banks, and the Federal National Mortgage Association (“Fannie Mae”).

Bank Obligation.  Each Fund may invest in obligations of U.S. banks (including certificates of deposit and bankers’ acceptances) and U.S. dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks having total assets at the time of purchase in excess of $1 billion.  Such banks must be members of the Federal Deposit Insurance Corporation.

The activities of banks are subject to extensive regulations which may limit both the amount and types of loans that may be made and the interest rates that may be charged.  In addition, the profitability of the banking industry is largely dependent upon the availability and costs of funds for the purpose of financing lending operations under prevailing money market conditions.  General economic conditions as well as exposure to credit losses arising from possible financial difficulties play an important part in the operation of this industry.

Commercial Paper.  Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations, and finance companies.  The commercial paper purchased by the Funds consists of direct obligations of domestic issuers which, at the time of investment, are (i) rated “P-1” by Moody’s Investors Service, Inc. (“Moody’s”) or “A-1” by Standard & Poor’s Ratings Services (“Standard & Poor’s”), (ii) issued or guaranteed as to principal and interest by issuers or guarantors having an existing debt security rating of “Aa” or better by Moody’s or “AA” or better by Standard & Poor’s, or (iii) securities which, if not rated, are, in the opinion of the Adviser, of an investment quality

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comparable to rated commercial paper in which the Funds may invest.  In the event that a security held by a Fund is placed on a credit watch or is downgraded by a rating agency, the value of such security may decline and the Fund invested in such security may consequently experience losses in respect of such security.  See Appendix A for a description of Moody’s and Standard & Poor’s rating categories.

FUNDAMENTAL INVESTMENT LIMITATIONS

The Funds have adopted the following fundamental investment limitations which may not be changed with respect to a Fund without the affirmative vote of the holders of a majority of the Fund outstanding shares (as defined in Section 2 (a) (42) of the 1940 Act).  As used in this SAI and in the Prospectus, “shareholder approval” and a “majority of the outstanding shares” of a Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.  Each Fund’s investment goals and strategies described in the Prospectus may be changed by the Company’s Board of Directors without the approval of the Fund’s shareholders. Each Fund may not:

1.  Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements and the Free Market Fixed Income Fund may enter into dollar rolls (including mortgage dollar rolls), for temporary purposes in amounts up to one-third of the value of the Fund’s total assets at the time of such borrowing and provided that, for any borrowing with respect to the Fund, there is at least 300% asset coverage for borrowings of the Fund.  A Fund may not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund’s total assets at the time of such borrowing.  Securities held in escrow or separate accounts in connection with a Fund’s investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation.

2. Issue any senior securities, except as permitted under the 1940 Act.

3.  Act as underwriter of securities within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), except insofar as the Fund might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

4.  Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest:  (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein; or (b) in real estate investment trusts.

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5.  Purchase or sell commodities or commodity contracts, except that to the extent consistent with its investment policies and restrictions, the Fund may deal in forward foreign exchanges between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures.

6.   Make loans, except through loan portfolio instruments and repurchase agreements, provided that, for purposes of this restriction, the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan.

7.  Purchase any security if, as a result of such purchase, more than 25% of the value of the Fund’s total assets would be invested in the securities of issuers concentrated in a particular industry except that this limitation does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

8.  Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if immediately after and as a result of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such limitations.

With respect to Investment Limitation No. 1, in the event that asset coverage is below 300%, the Fund will be required to reduce the amount of its borrowing to obtain 300% asset coverage within three business days.

For purposes of Investment Limitation No. 2, the SEC has concluded that even though reverse repurchase agreements, firm commitment agreements, and standby commitment agreements fall within the meaning of the term “evidence indebtedness,” the issue of compliance with Section 18 of the 1940 Act will not be raised with the SEC by the Division of Investment Management if a Fund covers such securities by earmarking and maintaining certain assets on the books and records of the Fund’s custodian.

Similarly, so long as such earmarked assets are maintained, the issue of compliance with Section 18 will not be raised with respect to any of the following:  any swap contract; any borrowings or pledge or encumbrance of assets permitted by Investment Limitation No. 1; any collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts and foreign currency contracts and collateral arrangements with respect to short sales and initial and variation margin; and purchases and sales of futures or related options

The Funds have adopted the following non-fundamental investment limitation, which may be changed by the Company’s Board of Directors without shareholder approval:

1.              No Fund will invest more than 15% of its net assets in illiquid securities.

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Securities held by the Funds generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

If a percentage restriction under one of the Fund’s investment policies or limitations is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities by the Fund.)

INVESTMENT POLICIES AND PRACTICES OF UNDERLYING INVESTMENT COMPANIES AND RELATED RISKS

The underlying investment companies in which the Funds invest have their own investment objectives, policies, practices, and techniques, any one or all of which may subject their assets to varying degrees of risk.  In addition, as a shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory and administrative fees.  These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.  Therefore, it may be more costly for a Fund to own shares of another investment company than to own directly the underlying securities owned by such company.  Investment companies in which the Funds may invest also may impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges.  Such charges will be payable by the Funds and, therefore, will be borne by shareholders. The underlying investment companies in which each Fund invests may purchase securities of affiliated and unaffiliated unregistered money market funds.

Set forth below is additional information with respect to the types of securities and instrument techniques of the underlying investment companies and the risks involved in certain of these practices and techniques.

Asset-Backed Securities.  To the extent consistent with their respective investment policies and limitations, each Fund’s underlying investment companies may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables.  Asset-backed securities may also be collateralized by a portfolio of U.S. government securities, but are not direct obligations of the U.S. government, its agencies or instrumentalities.  Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations.  Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present; however privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guarantee or insurance.  In addition, asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets.  See “Mortgage-Backed Securities.”

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Corporate Obligations.  The Free Market Fixed Income Fund’s underlying investment companies may invest in debt obligations, such as bonds and debentures, issued by corporations and other business organizations whose commercial paper is rated at the time of purchase “A-1” by Standard & Poor’s or “Prime-1” by Moody’s.  If the issuer’s commercial paper is unrated then the debt securities must be rated AA or Aa2 or better.  See Appendix “A” to this SAI for a description of corporate debt ratings.  An issuer of debt obligations may default on its obligation to pay interest and repay principal.  Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.

Convertible Securities and Preferred Stocks.  To the extent consistent with their respective investment policies and limitations, each Fund’s underlying investment companies may invest in convertible securities.  A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers.  Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities.  While no securities investment is completely without risk, investments in convertible securities generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.  Convertible securities have unique investment characteristics in that they generally:  (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock).  The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.  The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.  The conversion value of a convertible security is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value.  Generally the conversion value decreases as the convertible security approaches maturity.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.  A convertible security generally will sell at a premium over its conversion value by the extent to which

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investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.  If a convertible security held by a Fund is called for redemption, that Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Preferred stocks are securities that represent an ownership interest in a company and provide their owner with claims on the company’s earnings and assets prior to the claims of owners of common stocks but after those of bond owners.  Preferred stocks in which the Funds may invest include sinking fund, convertible, perpetual fixed and adjustable rate (including auction rate) preferred stocks.  There is no minimum credit rating applicable to a Fund’s investment in preferred stocks and securities convertible into or exchangeable for common stock.

Depository Arrangements. To the extent consistent with their respective investment policies and limitations, each Fund’s underlying investment companies may invest in American Depository Receipts (“ADRs”).  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. ADRs are denominated in U.S. dollars.  They are publicly traded on exchanges or over-the-counter in the United States.

The underlying investment companies may invest in both sponsored and unsponsored ADR programs. There are certain risks associated with investments in unsponsored ADR programs.  Because the non-U.S. securities issuer does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depository and the shareholder.  The company issuing the stock underlying the ADR pays nothing to establish the unsponsored facility because fees for ADR issuance and cancellation are paid by brokers.  Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

In an unsponsored ADR program, there also may be several depositories with no defined legal obligations to the non-U.S. company.  The duplicate depositories may lead to marketplace confusion because there would be no central source of information for buyers, sellers and intermediaries.  The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

The underlying investment companies may also invest in Holding Company Depository Receipts (“HOLDRS”).  HOLDRS represent trust-issued receipts that represent individual and undivided beneficial ownership interests in the common stock or ADRs of specific companies in a particular industry, sector or group.

The underlying investment companies of the Free Market International Equity Fund may also invest in European Depository Receipts (“EDRs”), International Depository Receipts (“IDRs”) and Global Depository Receipts (“GDRs”).  These are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and are usually denominated in foreign currencies.  They may not be denominated in the same currency

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as the securities they represent.  Generally, EDRs, GDRs and IDRs are designed for use in the foreign securities markets. Investments in EDRs, GDRs and IDRs involve certain risks not typically involved in purely domestic investments, including currency exchange risk.  These risks are set forth under “Foreign Securities” in this SAI.

Dollar Rolls.  To the extent consistent with its investment policies and limitations, the Free Market Fixed Income Fund’s underlying investment companies may enter into dollar rolls in which the investment companies sell fixed income securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.

During the roll period, an investment company would forgo principal and interest paid on such securities.  However, the investment company would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.  The return on dollar rolls may be negatively impacted by fluctuations in interest rates.  For additional information on dollar roll transactions, see the section entitled “Mortgage Dollar Roll Transactions” in this SAI.

Equity Markets.  The underlying investment companies of the Free Market U.S. Equity Fund and Free Market International Equity Fund invest primarily in equity markets at all times.  Equity markets can be highly volatile, so that investing in the underlying investment companies involves substantial risk.  As a result, investing in the underlying investment companies involves the risk of loss of capital.

European Currency Unification.  On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. The euro has replaced the national currencies of many European countries.

The new European Central Bank has control over each member country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The elimination of currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot fully be assessed at this time.  In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro.  Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use.  These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Fund.

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Foreign Securities.  The underlying investment companies of the Free Market International Equity Fund and Free Market Fixed Income Fund may invest in securities issued by foreign companies. Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments.  In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity and political stability.  Volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility or price can be greater than in the United States. Future political and economic information, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations.  Inability to dispose of securities due to settlement problems could result either in losses to an underlying investment company due to subsequent declines in value of the securities, or, if the underlying investment company has entered into a contract to sell the securities, could result in possible liability to the purchaser.  Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges.  There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the United States.

Settlement mechanics may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.  Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.  Such delays in settlement could result in temporary periods when a portion of the assets of an underlying investment company is uninvested and no return is earned thereon.  The inability of an underlying investment company to make intended security purchases due to settlement problems could cause the underlying investment company to miss attractive investment opportunities.

Although the underlying investment companies may invest in securities denominated in foreign currencies, each investment company values its securities and other assets in U.S. dollars.  As a result, the NAV of an underlying investment company’s shares may fluctuate with U.S. dollar exchange rates as well as the price changes of the underlying investment company’s securities in the various local markets and currencies.  Thus, an increase in the value of the U.S. dollar compared to the currencies in which an underlying investment company makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the underlying investment company’s securities in their local markets.  Conversely, a decrease in the value of the U.S. dollar may have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of an underlying investment company’s securities in its foreign markets.  In addition to favorable and unfavorable currency exchange rate

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developments, an underlying investment company is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

The underlying investment companies may invest in obligations of foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as well as foreign branches of foreign banks. These investments involve risks that are different from investments in securities of U.S. banks, including potential unfavorable political and economic developments, different tax provisions, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest. The underlying investment companies may also invest in debt securities issued or guaranteed by foreign governments, including Yankee bonds, which are issued by foreign governments and their agencies and foreign corporations, but pay interest in U.S. dollars and are typically issued in the United States.

Forward Commitment and When-Issued Transactions.  To the extent consistent with their respective investment policies and limitations, each Fund’s underlying investment companies may purchase or sell securities on a when-issued or forward commitment basis.  These transactions involve a commitment by an underlying investment company to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the other party, and such commitments are not traded on exchanges.

When-issued purchases and forward commitments enable an underlying investment company to lock in what is believed by the underlying investment adviser to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, an underlying investment company might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, an underlying investment company might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of an underlying investment company’s NAV starting on the date of the agreement to purchase the securities, and the underlying investment company is subject to the rights and risks of ownership of the securities on that date. An underlying investment company does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When an underlying investment company makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the underlying investment company’s assets. Fluctuations in the market value of the underlying securities are not reflected in the underlying investment company’s NAV as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally

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takes place within two months after the date of the transaction, but an underlying investment company may agree to a longer settlement period.

An underlying investment company generally will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, an underlying investment company may dispose of or renegotiate a commitment after it is entered into. An underlying investment company also may sell securities it has committed to purchase before those securities are delivered to the underlying investment company on the settlement date. An underlying investment company may realize a capital gain or loss in connection with these transactions, and its distributions from any net realized capital gains will be taxable to shareholders.

When an underlying investment company purchases securities on a when-issued or forward commitment basis, the investment company or its custodian will maintain in a segregated account cash or liquid securities having a value (determined daily) at least equal to the amount of the underlying investment company’s purchase commitments. These procedures are designed to ensure that the underlying investment company will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Forward Foreign Currency Transactions.  The Free Market International Equity and Free Market Fixed Income Funds’ underlying investment companies may, to the extent that they invest in foreign securities, enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign currency exchange rates.  The underlying investment companies will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

The underlying investment companies generally are permitted to enter into forward contracts under two circumstances. First, when an underlying investment company enters into a contract for the purchase or sale of a security quoted or denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed number of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the underlying investment company will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

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Second, when the investment adviser to an underlying investment company believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may cause the investment company to enter a forward contract to sell, for a fixed U.S. dollar amount, the amount of foreign currency approximating the value of some or all of the investment company’s portfolio securities quoted or denominated in such foreign currency.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

The underlying investment companies may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value in securities denominated or quoted in a different currency if the investment adviser determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other U.S. foreign currency, if the investment adviser determines that there is a pattern of correlation between the proxy currency and the U.S. dollar.

The underlying investment companies will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the investment company to deliver an amount of foreign currency in excess of the value of the investment company’s respective portfolio securities or other assets quoted or denominated in that currency. At the consummation of the forward contract, an underlying investment company may either make delivery of the foreign currency or terminate its contractual obligation by purchasing an offsetting contract obligating it to purchase at the same maturity date, the same amount of such foreign currency. If an underlying investment company chooses to make delivery of foreign currency, it may be required to obtain such delivery through the sale of portfolio securities quoted or denominated in such currency or through conversion of other assets of the Fund into such currency. If an underlying investment company engages in an offsetting transaction, the underlying investment company will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is party to the original forward contract.

The underlying investment companies’ transactions in forward contracts generally will be limited to those described above. Of course, the underlying investment companies are not required to enter into such transactions with regard to their foreign currency quoted or denominated securities, and the investment companies will not do so unless deemed appropriate by their respective investment advisers.

When entering into a forward contract, an underlying investment company will segregate either cash or liquid securities quoted or denominated in any currency in an amount equal to the value of the underlying investment company’s total assets committed to the consummation of forward currency exchange contracts which require the underlying investment company to purchase a foreign currency. If the value of the segregated securities declines, additional cash or

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securities will be segregated by the underlying investment company on a daily basis so that the value of the segregated securities will equal the amount of the underlying investment company’s commitments with respect to such contracts.

This method of protecting the value of an underlying investment company’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the underlying investment company’s foreign assets. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

While the underlying investment company may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while an underlying investment company may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the underlying investment company than if it had not engaged in any such transactions.  Moreover, there may be imperfect correlation between the underlying investment company’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the underlying investment company. Such imperfect correlation may cause the underlying investment company to sustain losses, which will prevent the underlying investment company from achieving a complete hedge, or expose the underlying investment company to the risk of foreign exchange loss.

Forward contracts are subject to the risks that the counterparts to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive an underlying investment company of unrealized profits, transaction costs or the benefits of a currency hedge or force an underlying investment company to cover its purchase or sale commitments, if any, at the current market price.

The underlying investment companies’ foreign currency transactions (including related options, futures and forward contracts) may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for qualification as a regulated investment company.

Futures Contracts.  A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).  When interest rates are rising or securities prices are falling, an underlying investment company can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, an underlying investment company, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it affects anticipated purchases.

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To seek to increase total return or to hedge against changes in interest rates or securities prices, an underlying investment company may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. An underlying investment company may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, and any other financial instruments and indices. Generally an underlying investment company will engage in futures and related options transactions for bona fide hedging purposes as described below or for purposes of seeking to increase total return, in each case, only to the extent permitted by regulations of the Commodity Futures Trading Commission (“CFTC”). All futures contracts entered into by an underlying investment company are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions, which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, an underlying investment company may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that an underlying investment company proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. An underlying investment company may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the underlying investment company’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by an underlying investment company or securities with characteristics similar to those of the underlying investment company’s portfolio securities. If, in the opinion of the investment adviser to an underlying investment company, there is a sufficient degree of correlation between price trends for an underlying investment company’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the underlying investment company may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in an underlying investment company’s portfolio may be more or less volatile than prices of such futures contracts, the underlying investment adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the underlying investment company’s enter into a greater or lesser number of futures contracts or by seeking to achieve only a partial hedge against price changes affecting the underlying investment company’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of an underlying investment company portfolio’s securities would be substantially offset by a decline in the value of the futures position.

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On other occasions, an underlying investment company may take a “long” position by purchasing futures contracts. This would be done, for example, when the underlying investment company anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

Indexed Securities.  To the extent consistent with its investment policies and limitations, each Fund’s underlying investment companies may invest in indexed securities whose value is linked to securities indices.  Most such securities have values which rise and fall according to the change in one or more specified indices, and may have characteristics similar to direct investments in the underlying securities. Depending on the index, such securities may have greater volatility than the market as a whole.  An underlying investment company may also invest in exchange-traded funds, which generally track their related indices and trade like an individual stock throughout the trading day.  For example, an underlying investment company may invest in Standard & Poor’s Depositary Receipts (commonly referred to as “Spiders”), which are exchange-traded shares of a closed-end investment company that are designed to replicate the price performance and dividend yield of the Standard & Poor’s 500® Composite Stock Price Index.

Initial Public Offerings.  To the extent consistent with its investment policies and limitations, each Fund’s underlying investment companies may purchase stock in an initial public offering (“IPO”).  An IPO is a company’s first offering of stock to the public.  Risks associated with IPOs may include considerable fluctuation in the market value of IPO shares due to certain factors, such as the absence of a prior public market, unseasoned trading, a limited number of shares available for trading, lack of information about the issuer and limited operating history.  The purchase of IPO shares may involve high transaction costs.  When an underlying investment company’s asset base is small, a significant portion of the underlying investment company’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the underlying investment company.  As an underlying investment company’s assets grow, the effect of the underlying investment company’s investments in IPOs on the underlying investment company’s performance probably will decline, which could reduce the underlying investment company’s performance.  Because of the price volatility of IPO shares, an underlying investment company may choose to hold IPO shares for a very short period of time.  This may increase the turnover of the underlying investment company’s portfolio and may lead to increased expenses to the underlying investment company, such as commissions and transaction costs.  In addition, the underlying investment advisers cannot guarantee continued access to IPOs.

Inflation-Protected Securities.  The Free Market Fixed Income Fund’s underlying investment companies may invest in inflation-protected securities issued by the U.S. Treasury, known as “TIPs” or “Treasury Inflation-Protected Securities,” which are debt securities whose principal and interest payments are adjusted for inflation and interest is paid on the adjusted amount. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index (“CPI”). A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the

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principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of your investment.

Inflation-protected securities normally will decline in price when real interest rates rise. (A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and inflation is 2%, the real interest rate is 3%.) If inflation is negative, the principal and income of an inflation-protected security will decline and could result in losses for the Fund’s underlying investment companies.

Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, an underlying investment company holding these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.

Interest Rate Swaps, Floors and Caps and Currency Swaps.  The Free Market Fixed-Income Fund’s underlying investment companies may enter into interest rate swaps and may purchase interest rate floors or caps. An underlying investment company will typically use interest rate swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its portfolio investments. Interest rate swaps involve the exchange by the underlying investment company with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. The Free Market International Equity Fund and Free Market Fixed Income Fund may enter into currency swaps, which involve the exchange of the rights of the underlying investment company and another party to make or receive payments in specific currencies.

An underlying investment company will only enter into interest rate swaps or interest rate floor or cap transactions on a net basis, i.e. the two payment streams are netted out, with the underlying investment company receiving or paying, as the case may be, only the net amount of the two payments. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency.

The net amount of the excess, if any, of an underlying investment company’s obligations over its entitlements with respect to each interest rate or currency swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to such accrued excess will be segregated by the underlying investment company.

If there is a default by the other party to such transaction, the underlying investment company will have contractual remedies pursuant to the agreements related to the transaction.

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Lending of Portfolio Securities.  To the extent consistent with their respective investment policies and limitations, each Fund’s underlying investment companies may lend their portfolio securities to financial institutions provided that (1) the loan is continuously secured by collateral consisting of U.S. government securities or cash or cash equivalents maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the underlying investment company may at any time call the loan and obtain the return of the securities loaned; (3) the underlying investment company will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the securities loaned will not at any time exceed one-third of the total assets of the underlying investment company.  Such loans would involve risk of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or risk of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially.

Loan Participations.  The Free Market Fixed-Income Fund’s underlying investment companies may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. An underlying investment company may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the underlying investment company assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the underlying investment company has direct recourse against the corporate borrower, the underlying investment company may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

Purchases of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the underlying investment company does not receive scheduled interest or principal payments on such indebtedness, the underlying investment company’s share price and yield could be adversely affected. Loans that are fully secured offer the underlying investment company more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

An underlying investment company invests in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the

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amount owed. Consequently, when investing in indebtedness of companies with poor credit, the underlying investment company bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the underlying investment company’s investment adviser believes to be a fair price.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to an underlying investment company.  For example, if a loan is foreclosed, the underlying investment company could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, an underlying investment company could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, an underlying investment company relies on its investment adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Market Fluctuation.  The market value of the investments of each underlying investment company, and thus each underlying investment company’s NAV, will change in response to market conditions affecting the value of its portfolio securities. When interest rates decline, the value of fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Micro Cap, Small Cap and Mid Cap Stocks.  Securities of companies with micro, small and mid-size capitalizations tend to be riskier than securities of companies with large capitalizations.  This is because micro, small and mid cap companies typically have smaller product lines and less access to liquidity than large cap companies, and are therefore more sensitive to economic downturns.  In addition, growth prospects of micro, small and mid cap companies tend to be less certain than large cap companies, and the dividends paid on micro, small and mid cap stocks are frequently negligible.  Moreover, micro, small and mid cap stocks have, on occasion, fluctuated in the opposite direction of large cap stocks or the general stock market.  Consequently, securities of micro, small and mid cap companies tend to be more volatile than those of large cap companies.  The market for micro and small cap securities may be thinly traded and as a result, greater fluctuations in the price of micro and small cap securities may occur.

Mortgage-Backed Securities.  The Free Market Fixed Income Fund’s underlying investment companies may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits (“REMIC”) pass-through certificates and collateralized mortgage obligations (“CMOs”).

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Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association (“Ginnie Mae”), Fannie Mae and Freddie Mac. Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. Fannie Mae and Freddie Mac certificates are not backed by the full faith and credit of the U.S. government. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

In September 2008, the U.S. Treasury Department and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed in conservatorship under the FHFA.  On June 16, 2010, FHFA ordered Fannie Mae’s and Freddie Mac’s stock de-listed from the New York Stock Exchange after the price of common stock in Fannie Mae fell below the New York Stock Exchange’s minimum average closing price of $1 for more than 30 days. The long-term effect that this conservatorship will have on Fannie Mae and Freddie Mac’s debt and equity and on securities guaranteed by Fannie Mae and Freddie Mac is unclear.

In a February 2011 report to Congress from the Treasury and the Department of Housing and Urban Development, the Obama administration provided a plan to reform the U.S. housing finance market.  The plan would reduce the role of and eventually eliminate Fannie Mae and Freddie Mac. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Authority or guaranteed by the Department of Veterans Affairs.  The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of Fannie Mae and Freddie Mac, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

In addition, in August 2012, the Treasury announced that it had amended the terms of its bailout agreement with Fannie Mae and Freddie Mac in order to decrease the holdings of each firm more quickly.  Under the amended agreement, both Fannie Mae and Freddie Mac will have to turn over all profits they earn every quarter. They will also have to accelerate the reduction of their mortgage holdings to hit a cap of $250 million by 2018, four years earlier than planned.  Under the new arrangement, the portfolios of Fannie Mae and Freddie Mac can be no larger than $650 billion each at the end of 2012.

There is risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. A Fund may purchase U.S. Government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. Government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

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A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase “regular” and “residual” interest shares of beneficial interest in REMIC trusts.

An underlying investment company may invest in mortgage-backed securities issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other non-governmental entities (or representing custodial arrangements administered by such institutions). These private originators and institutions include savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac in order to receive a high quality rating from the rating organizations (e.g., S&P’s or Moody’s), they often are structured with one or more types of “credit enhancement.” Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral (e.g., sale of a house after foreclosure). Liquidity protection refers to the payment of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. Such protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the securities or through a combination of such approaches.

Examples of credit enhancement arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes entitled to receive payment before other classes, with the result that defaults on the underlying mortgages are borne first by the holders of the subordinated class), creation of “spread accounts” or “reserve funds” (where cash or investments are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on the underlying mortgages in a pool exceed the amount required to be paid on the mortgage-backed securities). The degree of credit enhancement for a particular issue of mortgage-backed securities is based on the level of credit risk associated with the particular mortgages in the related pool. Losses on a pool in excess of anticipated levels could nevertheless result in losses to security holders since credit enhancement rarely covers every dollar owed on a pool.

Investing in mortgage-backed securities (such as those described above) involves certain risks, including the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows.  Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

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Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, a Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When a Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities.  This possibility is often referred to as extension risk. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. The market for certain types of mortgage-backed securities (i.e., certain CMOs) may not be liquid under all interest rate scenarios, which may prevent a Fund from selling such securities held in its portfolio at times or prices that it desires.

Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged mortgage-backed securities.

Planned amortization class (“PAC”) and target amortization class (“TAC”) CMO bonds involve less exposure to prepayment, extension and interest rate risk than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment extension and interest rate risk associated with the underlying mortgage assets.

An underlying investment company may invest in floating rate securities based on the Cost of Funds Index (“COFI floaters”), other “lagging rate” floating rate securities, floating rate securities that are subject to a maximum interest rate (“capped floaters”), and mortgage-backed securities purchased at a discount. The primary risks associated with these derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

Recently, rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-related securities (which may include certain of the mortgage-related securities in which an underlying investment company may have invested or may in the future be invested), and may continue to do so in the future.  In the event that any mortgage-related security held by an underlying investment company is placed on credit

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watch or downgraded, the value of such mortgage-related security may decline and the underlying investment company invested in such security, and thus the Free Market Fixed Income Fund, may consequently experience losses in respect of such mortgage-related security.

Mortgage Dollar Roll Transactions.  The Free Market Fixed Income Fund’s underlying investment companies may enter into mortgage dollar roll transactions in which the underlying investment company sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date.

During the roll period, the underlying investment company would forgo principal and interest paid on such securities.  However, the underlying investment company would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the underlying investment company compared with what such performance would have been without the use of mortgage dollar rolls.  Any benefits derived from the use of mortgage dollar rolls may depend upon mortgage prepayment assumptions, which will be affected by changes in interest rates.  There is no assurance that mortgage dollar rolls can be successfully employed.  For additional information on dollar rolls, please refer to the section entitled “Dollar Rolls” in this SAI.

Options on Futures Contracts.  To the extent consistent with their respective investment policies and limitations, each Fund’s underlying investment companies may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The acquisition of put and call options on futures contracts will give an underlying investment company the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, an underlying investment company obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium, which may partially offset a decline in the value of an underlying investment company’s assets. By writing a call option, an underlying investment company becomes obligated, in exchange for the premium, (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that an underlying investment company intends to purchase.  However, the underlying investment company becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by an underlying investment company in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The underlying

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investment company will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. An underlying investment company’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in some cases, may require the applicable underlying investment company to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

The use of futures contracts entails certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of the underlying investment company’s income due to the use of hedging; possible reduction in value of both the securities hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuations; imperfect correlation between the contract and the securities being hedged; and potential losses in excess of the amount initially invested in the futures contracts themselves. If the expectations of the adviser of the underlying investment company regarding movements in securities prices or interest rates are incorrect, the underlying investment company may have experienced better investment results without hedging. The use of futures contracts and options on futures contracts requires special skills in addition to those needed to select portfolio securities.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks.  Thus, while an underlying investment company may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the underlying investment company than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the underlying investment company may be exposed to risk of loss.

Perfect correlation between an underlying investment company’s futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. government securities. Other futures contracts available to hedge an underlying investment company’s portfolio investments generally are limited to futures on various securities indices.

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Options on Securities and Securities Indices.  To the extent consistent with their respective investment policies and limitations, each Fund’s underlying investment companies may each write covered call and secured put options on any securities in which it may invest or on any domestic stock indices based on securities in which it may invest. An underlying investment company may purchase and write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by an underlying investment company obligates the investment company to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date, regardless of the market price of the security.

A put option written by an underlying investment company obligates the underlying investment company to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date, regardless of the market price for the security. The purpose of writing such options is to generate additional income. However, in return for the option premium, the underlying investment company accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account noted on the underlying investment company’s records or maintained by the underlying investment company’s custodian with a value at least equal to the underlying investment company’s obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the underlying investment company’s net exposure on its written option position.

An underlying investment company may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written.  Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparts to such option. Such purchases are referred to as “closing purchase transactions” and do not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the underlying investment company will have incurred a loss in the transaction.

An underlying investment company may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. The amount of this settlement will be equal to the difference between the closing price of the securities index at the time of exercise and the exercise price of the option expressed in dollars, times a specified amount.  In addition, securities index options are designed to reflect price

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fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

An underlying investment company may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities in its portfolio. An underlying investment company may also cover call and put options on a securities index by using the other methods described above.

An underlying investment company would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”) in the market value of securities of the type in which it may invest. The purchase of a call option would entitle an underlying investment company, in return for the premium paid, to purchase specified securities at a specified price during the option period. An underlying investment company would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the underlying investment company would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle an underlying investment company, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of an underlying investment company’s securities. Put options may also be purchased by an underlying investment company for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. An underlying investment company would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the underlying investment company would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

An underlying investment company may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Although an underlying investment company may use option transactions to seek to generate additional income and to seek to reduce the effect of any adverse price movement in the securities or currency subject to the option, they do involve certain risks that are different in some respects from investment risks associated with similar mutual funds, which do not engage in such activities. These risks include the following: for writing call options, the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities above the exercise price; for writing put options, the inability to effect closing transactions at favorable prices and the obligation to purchase the specified

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securities or to make a cash settlement on the securities index at prices which may not reflect current market values; and for purchasing call and put options, the possible loss of the entire premium paid. In addition, the effectiveness of hedging through the purchase or sale of securities index options, including options on the S&P 500® Index, will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with the price movements in the selected securities index. Perfect correlation may not be possible because the securities held or to be acquired by an underlying investment company may not exactly match the composition of the securities index on which options are written. If the forecasts of the adviser of the underlying investment company regarding movements in securities prices or interest rates are incorrect, an underlying investment company’s investment results may have been better without the hedge transactions.

There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If an underlying investment company is unable to effect a closing purchase transaction with respect to covered options it has written, the investment company will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if an underlying investment company is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The writing and purchase of options is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options for hedging purposes depends in part on the adviser’s ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

Pay-in-Kind Securities, Zero Coupon and Capital Appreciation Bonds.  To the extent consistent with their respective investment policies and limitations, each Fund’s underlying investment companies may invest in pay-in-kind (“PIK”) securities.  PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash.

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Similarly, zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified date.  The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable.  Such securities are designed to give an issuer flexibility in managing cash flow.  PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest).  The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

PIK securities, zero coupon bonds and capital appreciation bonds involve the additional risk that, unlike securities that periodically pay interest to maturity, an underlying investment company will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, an underlying investment company may obtain no return at all on its investment.  In addition, even though such securities may not provide for the payment of current interest in cash, an underlying investment company is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax.  Because no cash is generally received at the time of the accrual, an underlying investment company may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the underlying investment company.  Additionally, the market prices of PIK securities, zero coupon bonds and capital appreciation bonds generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

Purchase Warrants.  To the extent consistent with their respective investment policies and limitations, each Fund’s underlying investment companies may invest in purchase warrants and similar rights.  Purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.  Subscription rights normally have a short lifespan to expiration.  The purchase of warrants involves the risk that the underlying investment company could lose the purchase value of a warrant if the right to subscribe to additional shares is not executed prior to the warrants’ expiration.  Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

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Real Estate Investment Trust Securities.  To the extent consistent with their respective investment policies and limitations, each Fund’s underlying investment companies may invest in real estate investment trusts (“REITs”).  REITs generally invest directly in real estate, in mortgages or in some combination of the two. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type.  A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level Federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

Generally, REITs can be classified as equity REITs, mortgage REITs and hybrid REITs.  Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.  Hybrid REITs combine the characteristics of both equity and mortgage REITs.  The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

The REITs in which the underlying investment companies may invest may be affected by economic forces and other factors related to the real estate industry.  REITs are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and management skill and creditworthiness of the issuer.  Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws.  REITS whose underlying assets include long-term health care properties; such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.  An underlying investment company will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the underlying investment company.  An underlying investment company is also subject to the risk that the REITs in which it invests will fail to qualify for tax-free pass-through of income under the Code, and/or fail to qualify for an exemption from registration as an investment company under the 1940 Act. Mortgage REITs may be affected by the quality of the credit extended.  A REIT’s return may be adversely affected when interest rates are high or rising.

Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.  Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index.

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Repurchase Agreements.  Each Fund’s underlying investment companies may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”).  The securities held subject to a repurchase agreement may have stated maturities exceeding 397 days, provided the repurchase agreement itself matures in less than 13 months.  Default by or bankruptcy of the seller would, however, expose an underlying investment company to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

Default by or bankruptcy of the seller would, expose an underlying investment company to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

Restricted and Illiquid Securities.  Each Fund’s underlying investment companies may not invest more than 15% of their respective net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.  Illiquid securities include: repurchase agreements and time deposits with a notice or demand period of more than seven days; interest rate; currency and mortgage swaps; interest rate caps; floors and collars; municipal leases; certain restricted securities, such as those purchased in a private placement of securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid; and certain over-the-counter options. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation.

Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions within seven days.  A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

Each underlying investment company may purchase securities which are not registered under the Securities Act but which may be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act (“Restricted Securities”).  These securities will not be considered illiquid so long as it is determined by the underlying investment adviser that an adequate trading market exists for the securities.  This investment practice could have the effect of increasing the level of illiquidity in an underlying investment company during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

The underlying investment adviser will monitor the liquidity of Restricted Securities held by an underlying investment company.  In reaching liquidity decisions, the underlying investment adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer

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undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

Reverse Repurchase Agreements.  To the extent consistent with their respective investment policies and limitations, each Fund’s underlying investment companies may enter into reverse repurchase agreements.  Reverse repurchase agreements involve the sale of securities held by an underlying investment company subject to the underlying investment company’s agreement to repurchase the securities at an agreed-upon price, date and rate of interest.  Reverse repurchase agreements involve the risk that the market value of the securities sold by an underlying investment company may decline below the price of the securities the underlying investment company is obligated to repurchase and the interest received on the cash exchanged for the securities.  Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

Short Sales.  To the extent consistent with their respective investment policies and limitations, each Fund’s underlying investment companies may enter into short sales.  Short sales are transactions in which an underlying investment company sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the underlying investment company must borrow the security to make delivery to the buyer.  The underlying investment company then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the underlying investment company.  Until the security is replaced, the underlying investment company is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan.  To borrow the security, the underlying investment company also may be required to pay a premium, which would increase the cost of the security sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until an underlying investment company replaces a borrowed security in connection with a short sale, the underlying investment company will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with positions taken by the staff of the Securities and Exchange Commission (the “SEC”).

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An underlying investment company will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the underlying investment company replaces the borrowed security.  The underlying investment company will realize a gain if the security declines in price between those dates.  This result is the opposite of what one would expect from a cash purchase of a long position in a security.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the underlying investment company may be required to pay in connection with a short sale.

Short Sales “Against the Box.”  In addition to the short sales discussed above, an underlying investment company may make short sales “against the box,” a transaction in which a fund enters into a short sale of a security that the fund owns or has the right to obtain at no additional cost.  The proceeds of the short sale will be held by a broker until the settlement date at which time the underlying investment company delivers the security to close the short position.  The underlying investment company receives the net proceeds from the short sale.

Structured Securities.  The Free Market Fixed Income Fund’s underlying investment companies may invest in structured securities.  The value of the principal of and/or interest on structured securities is determined by reference to changes in the value of specific currencies, commodities, securities, indices or other financial indicators (the “Reference”) or the relative change in two or more References.  The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference.  Examples of structured securities include, but are not limited to, notes where the principal repayment at maturity is determined by the value of the relative change in two or more specified securities or securities indices.

The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, an underlying investment company could suffer a total loss of its investment.  Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity.  In addition, changes in the interest rate or the value of the security at maturity may be a multiple of the changes in the value of the Reference.  Consequently, structured securities may entail a greater degree of market risk than other types of securities.  Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

Special Note Regarding Market Events. Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally.  While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected.  These events and the potential for continuing market turbulence may have an adverse effect on the underlying investment companies’ investments.  It is uncertain how long these conditions will continue.

The instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets.  Federal, state and foreign governments, regulatory agencies, and self-

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regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable.  Such legislation or regulation could limit or preclude an underlying investment company’s, and thus a Fund’s, ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions.  The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the underlying investment companies’ holdings.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company has adopted, on behalf of the Funds, a policy relating to the disclosure of each Fund’s portfolio securities to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders.  The policies relating to the disclosure of the Funds’ portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund’s operation without compromising the integrity or performance of the Fund.  It is the policy of the Company that disclosure of a Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure and the recipients are subject to a duty of confidentiality that includes a duty not to trade based on the selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities.  As required by the federal securities laws, including the 1940 Act, the Company will disclose the Funds’ portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR and Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

The Company may distribute or authorize the distribution of information about the Funds’ portfolio holdings that is not publicly available to its third-party service providers of the Company, which include The Bank of New York Mellon, the custodian for the Funds; BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the administrator, accounting agent and transfer agent; PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm; Drinker Biddle & Reath LLP, legal counsel; and Merrill Corporation, the financial printer. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds.  Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be

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provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in a Fund’s portfolio.

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to (i) certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information, and (ii) financial consultants to assist them in determining the suitability of a Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Company’s and the Adviser’s fiduciary duties to Fund shareholders.  The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings.  The Board of Directors of the Company or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions. Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Funds’ portfolios.

The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of the Funds.

Any violations of the policy set forth above as well as any corrective action undertaken to address such violations must be reported by the Adviser, director, officer or third party service provider to the Company’s Chief Compliance Officer, who will determine whether the violation should be reported immediately to the Board of Directors of the Company or at its next quarterly Board meeting.

Portfolio Turnover.  Changes may be made to a Fund’s portfolio consistent with the investment objective and policies of such Fund whenever such changes are believed to be in the best interests of the Fund and its shareholders.  The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund’s portfolio securities.  For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less.  For the fiscal year ended August 31, 2012, the portfolio turnover rates for the Funds can be found in the “Financial Highlights” section of the Funds’ Prospectus.  High portfolio turnover may result in increased brokerage costs to a Fund and also adverse tax consequences to a Fund’s shareholders.  Under normal circumstances each of the Funds expects to have a low portfolio turnover rate.  The portfolio turnover rate for the Free Market Fixed Income Fund was 1% for the fiscal year ended August 31, 2012. The portfolio turnover rate for the Free Market International Equity Fund was 3% for the fiscal year ended August 31, 2012.  The portfolio turnover rate for the Free Market U.S. Equity Fund was 4% for the fiscal year ended August 31, 2012.

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MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the oversight of the Company’s Board of Directors (the “Board”), subject to the laws of the State of Maryland and the Company’s Charter. The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers. The officers of the Company conduct and supervise the Company’s daily business operations.

Directors who are not deemed to be “interested persons” of the Company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” The Board is currently composed of six Independent Directors and two Interested Directors. The Board has selected Arnold M. Reichman, an Independent Director, to act as Chairman. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate. The Chairman may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The Board has established five standing committees — Audit, Product Development, Executive, Nominating and Governance, and Regulatory Oversight Committees. The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section “Standing Board Committees,” below.

The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

Directors and Executive Officers

The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below.

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Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director

INDEPENDENT DIRECTORS

Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	Director and Vice Chairman, Comcast Corporation (cable television and communications) from 1969 to 2011.	17	AMDOCS Limited (service provider to telecommunications companies)

J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	17	None

Gregory P. Chandler 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/66	Director	2012 to present	Since May 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from February 2003-April 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	17	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).

Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/43	Director	2006 to present	Consultant, financial services organizations from 1997 to present.	17	Kalmar Pooled Investment Trust; (registered investment company); Wilmington Funds (registered investment company); WT Mutual Fund (registered investment company) (until March 2012)

Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 DOB: 5/48	Chairman Director	2005 to present 1991 to present	Co-Founder and Chief Executive Officer, Lifebooker, LLC, from 2006 to present.	17	None

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Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director

Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/41	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; from 1980 to present, Founding Partner, Straniere Law Group; from 2006 to 2008, President, The New York City Hot Dog Company.	17	Reich and Tang Group (asset management); The SPARX Asia Funds Group (registered investment company) (until 2009)

INTERESTED DIRECTORS(2)

Jay F. Nusblatt 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/61	Director	2012 to present	Since July 2010, Head of U.S. Fund Accounting and Administration, BNY Mellon Asset Servicing; from 2006 to July 2010, Senior Vice President, Fund Accounting and Administration, PNC Global Investment Servicing.	17	None

Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Vice President and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	17	Kensington Funds (registered investment company) (until 2009)

OFFICERS

Salvatore Faia, JD, CPA, CFE Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 209 Chadds Ford, PA 19317 DOB: 12/62	President and Chief Compliance Officer	President 2009 to present and Chief Compliance Officer 2004 to present	President, Vigilant Compliance Services since 2004; and Director of Energy Income Partnership since 2005.	N/A	N/A

Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	2009 to present	Since 1993 Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (financial services company)	N/A	N/A

Jennifer Rogers 301 Bellevue Parkway Wilmington, DE 19809 DOB: 7/74	Secretary	2007 to present	Since 2005, Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A

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Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director

James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company)	N/A	N/A

Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103 DOB: 7/59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm)	N/A	N/A

* Each Director oversees seventeen portfolios of the Company that are currently offered for sale.

(1)         Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal.  The Board reserves the right to waive the requirements of the Policy with respect to an individual Director.  The Board has approved a waiver of the policy with respect to Mr. Brodsky. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2)         Messrs. Sablowsky and Nusblatt are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.”  Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Nusblatt is considered an “Interested Director” of the Company by virtue of his position as the Head of U.S. Fund Accounting and Administration at BNY Mellon Asset Servicing, administrator and accounting agent and transfer agent to the Company.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years.  Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director.  The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company.  Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience.    Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company.  Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry.  Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the financial services industry.  Mr. Nusblatt has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the financial services industry.  Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated

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leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards.

Standing Committees

The responsibilities of each Committee of the Board and its members are described below.

Audit Committee.  The Board has an Audit Committee comprised of three Independent Directors.  The current members of the Audit Committee are Messrs. Brodsky, Giordano and Chandler.  The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors.  The Audit Committee convened four times during the fiscal year ended August 31, 2012.

Executive Committee.  The Board has an Executive Committee comprised of one Interested Director and three Independent Directors.  The current members of the Executive Committee are Messrs. Giordano, Reichman,Sablowsky and Chandler.  The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session. The Executive Committee did not meet during the fiscal year ended August 31, 2012.

Nominating and Governance Committee.  The Board has a Nominating and Governance Committee comprised only of Independent Directors.  The current members of the Nominating and Governance Committee are Messrs. Carnall, Giordano, and Reichman.  The Nominating and Governance Committee recommends to the Board of Directors all persons to be nominated as Directors of the Company.  The Nominating and Governance Committee will consider nominees recommended by shareholders.  Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee convened three times during the fiscal year ended August 31, 2012.

Regulatory Oversight Committee.  The Board has a Regulatory Oversight Committee comprised of two Interested Director and three Independent Directors.  The current members of the Regulatory Oversight Committee are Messrs. Carnall, Reichman, Sablowsky, Straniere and Nusblatt.  The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened four times during the fiscal year ended August 31, 2012.

Product Development Committee.  The Board has a Product Development Committee comprised of two Interested Directors and one Independent Director. The current members of the Product Development Committee are Messrs. Reichman, Sablowsky and Nusblatt. The Product Development Committee oversees the process regarding the addition of new investment advisers and investment products to the Company and evaluates the Company’s current investment advisers and investment products.  The Product Development Committee is new and did not meet during the fiscal year ended August 31, 2012.

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Risk Oversight

The Board of Directors performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s Chief Compliance Officer.  The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk.  Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment management and business affairs.  Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Company’s Chief Compliance Officer to discuss compliance reports, findings and issues.  The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

Board oversight of risk management is also provided by various Board Committees.  For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations.

The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.  The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

Director Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Funds and in all of the portfolios (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him) as of December 31, 2011.

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Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies

INDEPENDENT DIRECTORS

Julian A. Brodsky	None	Over $100,000

J. Richard Carnall	None	$10,001-$50,000

Gregory P. Chandler	None	None

Nicholas A. Giordano	None	$10,001-$50,000

Arnold M. Reichman	None	Over $100,000

Robert A. Straniere	None	$1-$10,000

INTERESTED DIRECTORS

Jay F. Nusblatt	None	None

Robert Sablowsky	None	Over $100,000

Directors’ and Officers’ Compensation

Effective January 1, 2012, the Company pays each Director a retainer at the rate of $27,500 annually, $3,500 for each regular meeting of the Board of Directors, $2,000 for each committee meeting or special meeting of the Board of Directors attended in-person and $1,000 for each committee meeting or special meeting of the Board of Directors and Committee meeting attended telephonically. From February 1, 2010 to December 31, 2011, the Company paid each Director a retainer at the rate of $17,500 annually, $3,500 for each regular meeting of the Board of Directors, $1,500 for each committee meeting or special meeting of the Board of Directors attended in person and $1,000 for each committee meeting or special meeting of the Board of Directors and Committee meeting attended telephonically.  The Chairman of the Board receives an additional fee of $17,500 per year for his services in this capacity, and each Chairman of the Audit Committee, Nominating and Governance Committee and Regulatory Oversight Committee receives an additional fee of $4,000 per year for his services. From February 2, 2010 to December 31, 2011, The Chairman of the Board received an additional fee of $12,000 per year for his services in this capacity.

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Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof. The Company also compensates its President and Chief Compliance Officer for his services to the Company. For the fiscal year ended August 31, 2012, each of the following members of the Board of Directors and the President and Chief Compliance Officer received compensation from the Funds in the following amounts:

Name of Director/Officer	Aggregate Compensation from Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds and Fund Complex Paid to Directors or Officers
FISCAL YEAR ENDED AUGUST 31, 2012
Independent Directors:
Julian A. Brodsky, Director	$16,089.73	N/A	N/A	$46,000.00
J. Richard Carnall, Director	$17,008.98	N/A	N/A	$48,000.00
Gregory P. Chandler, Director*	$1,958.08	N/A	N/A	$6,875.00
Nicholas A. Giordano, Director	$19,391.07	N/A	N/A	$55,000.00
Francis J. McKay, Director**	$7,364.23	N/A	N/A	$18,375.00
Arnold M. Reichman, Director and Chairman	$22,656.15	N/A	N/A	$68,125.00
Marvin E. Sternberg, Director***	$4,010.28	N/A	N/A	$11,375.00
Robert A. Straniere, Director	$16,089.05	N/A	N/A	$46,000.00
Interested Directors:
Jay F. Nusblatt, Director*	$0	N/A	N/A	$0
Robert Sablowsky, Director	$17,138.50	N/A	N/A	$50,000.00
Officers:
Salvatore Faia, Esquire, CPA Chief Compliance Officer and President	$96,640.40	N/A	N/A	$339,996.00

*Messrs. Chandler and Nusblatt were elected to the Board on June 19, 2012 and, therefore, the compensation reflected is for the period June 19, 2012 through August 31, 2012.

**Mr. McKay died on December 17, 2011.

* **Mr. Sternberg died on October 29, 2011.

For the fiscal year ended August 31, 2012, each of the following members of the Board of Directors and the President and Chief Compliance Officer received compensation from each of the Funds in the following amounts:

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Name of Director/Officer	Free Market U.S. Equity Fund	Free Market International Equity Fund	Free Market Fixed Income Fund
Independent Directors:
Julian A. Brodsky, Director	$5,770.65	$4,385.30	$5,933.78
J. Richard Carnall, Director	$6,115.27	$4,609.52	$6,284.19
Gregory P. Chandler*	$691.07	$545.70	$721.31
Nicholas A. Giordano, Director	$6,957.25	$5,273.95	$7,159.87
Francis J. McKay, Director**	$2,638.46	$1,988.92	$2,736.85
Arnold M. Reichman, Director and Chairman	$8,095.62	$6,214.68	$8,345.85
Marvin E. Sternberg, Director***	$1,447.29	$1,132.60	$1,430.39
Robert A. Straniere, Director	$5,777.56	$4,378.61	$5,932.88
Interested Directors:
Jay F. Nusblatt*	$0	$0	$0
Robert Sablowsky, Director	$6,142.59	$4,682.64	$6,313.27
Officers:
Salvatore Faia, Esquire, CPA, Chief Compliance Officer and President	$34,090.94	$27,242.86	$35,306.60

*Messrs. Chandler and Nusblatt were elected to the Board on June 19, 2012 and, therefore, the compensation reflected is for the period June 19, 2012 through August 31, 2012.

**Mr. McKay died on December 17, 2011.

***Mr. Sternberg died on October 29, 2011.

As of December 31, 2011, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

On October 24, 1990, the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees, pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee.    Edward J. Roach, who served as President and Treasurer until June 1, 2009, was the only employee who participated in the Fund Office Retirement Profit-Sharing Plan and Trust Agreement.  No officer, Director or employee of the Adviser or the distributor currently receives any compensation from the Company.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of November 30, 2012, to the Company’s knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of each Fund as indicated below.  See “Additional Information Concerning Company Shares” below.  Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to “control” (as that term is defined in the 1940 Act) the portfolio or class.  Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.

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Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of November 30, 2012 *(Percentage of shares owned rounded to the nearest whole percentage)
Free Market U.S. Equity Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANSISCO CA 94104-1122	66,191,192.983	80.93%

Free Market U.S. Equity Fund	TRUST COMPANY OF AMERICA FBO 24 PO BOX 6503 CENTENNIAL CO 80155-6503	13,962,048.202	17.07%

Free Market International Equity Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANSISCO CA 94104-1122	68,814,067.243	80.60%

Free Market International Equity Fund	TRUST COMPANY OF AMERICA FBO 24 PO BOX 6503 CENTENNIAL CO 80155-6503	14,698,449.010	17.22%

Free Market Fixed Income Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANSISCO CA 94104-1122	78,743,494.814	83.41%

Free Market Fixed Income Fund	TRUST COMPANY OF AMERICA FBO 24 PO BOX 6503 CENTENNIAL CO 80155-6503	14,497,624.947	15.36%

As of November 30, 2012, the Directors and officers as a group owned 4.47% of the Schneider Value Fund, 1.08% of the Schneider Small Cap Value Fund and less than 1% of the outstanding shares of each other portfolio and class within the Company.

CODE OF ETHICS

The Company, the Adviser and Foreside Funds Distributors, LLC, formerly known as BNY Mellon Distributors Inc. (“Foreside Distributors”) have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

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PROXY VOTING POLICIES

The Board of Directors has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by each Fund to the Adviser, subject to the Board’s continuing oversight.  In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Funds.  The Adviser will consider factors affecting the value of the Funds’ investments and the rights of shareholders in its determination on voting portfolio securities.

The Adviser has adopted proxy voting procedures with respect to voting proxies relating to portfolio securities held by the Funds.  A copy of the Adviser’s Proxy Voting Policies is included with this SAI.  Please see Appendix B to this SAI for further information.

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-888-261-4073 or by visiting the SEC’s website at www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Adviser renders advisory services to the Fund pursuant to an Investment Advisory Agreement (“Advisory Agreement”) dated as of December 31, 2007.  The Adviser is not a subsidiary of or under the control of any other company.  Mark E. Matson, Chairman of the Board, Chief Executive Officer and a Director of the Adviser, owns approximately 90% of the Adviser’s voting stock, and members of Mr. Matson’s family own all of the remaining shares of the Adviser’s voting stock.

Subject to the supervision of the Company’s Board of Directors, the Adviser will provide for the overall management of the Fund including (i) the provision of a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents, (ii) the determination from time to time of what securities and other investments will be purchased, retained, or sold by the Fund, and (iii) the placement from time to time of orders for all purchases and sales made for the Fund.  The Adviser will provide the services rendered by it in accordance with the Fund’s investment goal, restrictions and policies as stated in the Prospectus and in this SAI.  The Adviser will not be liable for any error of judgment, mistake of law, or for any loss suffered by the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its obligations and duties under the Advisory Agreement.

For its services to the Fund the Adviser is entitled to receive a monthly advisory fee at an annual rate of 0.50% of each Fund’s average daily net assets.  Effective January 1, 2013, the Adviser is entitled to an advisory fee at an annual rate of 0.50% of the first $1 billion of each

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Fund’s average daily net assets, 0.49% of each Fund’s average daily net assets over $1 billion to $5 billion and 0.47% of each Fund’s average daily net assets over $5 billion.  The Adviser has voluntarily agreed to waive its advisory fee and/or reimburse expenses to the extent that the Fund’s total annual operating expenses exceeded 1.13%, 1.35% and 1.00% of the Fund’s average daily net assets with respect to the Free Market U.S. Equity Fund, Free Market International Equity Fund and Free Market Fixed Income Fund, respectively.  The Adviser may discontinue these arrangements at any time.

The advisory fees, including waivers and reimbursements for the past three fiscal years are as follows:

For the Fiscal Period Ended August 31, 2012	Advisory Fees (after waivers and reimbursements)	Waivers	Reimbursements
Free Market U.S. Equity Fund	$4,034,791	$0	$0
Free Market International Equity Fund	$2,810,636	$0	$0
Free Market Fixed Income Fund	$4,277,194	$0	$0

For the Fiscal Period Ended August 31, 2011	Advisory Fees (after waivers and reimbursements)	Waivers	Reimbursements
Free Market U.S. Equity Fund	$3,343,605	$0	$0
Free Market International Equity Fund	$2,451,731	$0	$0
Free Market Fixed Income Fund	$2,883,895	$0	$0

For the Fiscal Period Ended August 31, 2010	Advisory Fees (after waivers and reimbursements)	Waivers	Reimbursements
Free Market U.S. Equity Fund	$2,138,040	$0	$0
Free Market International Equity Fund	$1,570,240	$0	$0
Free Market Fixed Income Fund	$1,704,185	$0	$0

The Adviser will pay all expenses incurred by it in connection with its activities under the Advisory Agreement.  Each Fund bears all of its own expenses not specifically assumed by the Adviser.  General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company’s Board of Directors in such manner as it deems to be fair and equitable. Expenses borne by the Fund include, but are not limited to the following (or the Fund’s share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Fund by the Adviser; (c) filing fees and expenses relating to the registration and

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qualification of the Company and the Fund’s shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Company’s Directors and officers; (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or the Fund for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent Directors; (i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy material that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy materials that are not attributable to a class; (1) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders’ and Directors’ meetings; (o) costs of independent pricing services to value a portfolio’s securities; and (p) the costs of investment company literature and other publications provided by the Company to its Directors and officers.  Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Company, are allocated to such class.

Disclosure relating to the material factors and the conclusions with respect to those factors that formed the basis for the Board of Directors’ approval of the continuation of the Fund’s investment advisory agreement is included in the Fund’s annual report to shareholders dated August 31, 2012, which may be obtained by calling (866) 780-0357 Ext. 3863 or visiting the SEC’s website at www.sec.gov.  The Advisory Agreement is terminable by vote of the Company’s Board of Directors or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days’ written notice to the Adviser.  The Advisory Agreement may be terminated by the Adviser at any time, without payment of any penalty, on 60 days’ written notice to the Fund.  The Advisory Agreement terminates automatically in the event of its assignment.

The Advisory Agreement provides that the Adviser shall at all times have all rights in and to the Fund’s name and all investment models used by or on behalf of the Fund.  The Adviser may use the Fund’s name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder, and the Company has agreed to execute and deliver any and all documents required to indicate its consent to such use.

The Advisory Agreement further provides that no public reference to, or description of, the Adviser or its methodology or work shall be made by the Company, whether in the Prospectus, SAI or otherwise, without the Adviser’s prior written consent, which consent shall not be unreasonably withheld.  In each case, the Company has agreed to provide the Adviser a reasonable opportunity to review any such reference or description before being asked for such consent.

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Portfolio Managers

Description of Compensation.  The Portfolio managers currently and will continue to receive a base salary, a year-end incentive bonus based on company profitability and may receive a quarterly bonus based on services provided to the Adviser.  Compensation of a portfolio manager is determined at the discretion of the Portfolio manager’s supervisor and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors.  The compensation of portfolio managers is not directly based upon the performance of the Portfolios or other accounts that they manage.  The Portfolio manager’s supervisor reviews the compensation of each portfolio manager annually and may make modifications in compensation as it deems necessary to reflect changes in the market.

Other Accounts. The table below discloses accounts, other than the Funds for which each Portfolio Manager is primarily responsible for the day-to-day portfolio management, as of August 31, 2012.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance

Free Market U.S. Equity Fund

1. Daniel J. List	Other Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	33,595	$3.332 billion	0	$0

2. Mark E. Matson	Other Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	33,595	$3.332 billion	0	$0

3. Steven B. Miller	Other Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	33,595	$3.332 billion	0	$0

The portfolio managers utilize a team based approach to other accounts managed.  The portfolio managers are jointly and primarily responsible for the management of a portion of the total assets and number of accounts shown.

Conflicts of Interest.  Matson Money reviewed its conflicts of interest and risk factors and has attempted to develop policies and procedures to address these matters. Matson Money does not engage in transactions on behalf of client accounts with any affiliates. Matson Money does not have custody of any client securities or funds. Neither Matson Money nor any of its related persons act as general partners or managing members of any unregistered pooled investment vehicle. Matson Money does not manage its own proprietary account. Moreover, none of Matson Money’s officers or employees engage in any outside business activities that conflict with Matson Money’s duties to its clients. Finally, Matson Money does not purchase IPOs or individual securities for clients. Thus, Matson Money’s conflicts and risk factors are in the following areas: solicitation practices, suitability of Matson Money’s services for a client, trade errors, marketing practices, compliance with any client guidelines and restrictions, valuation of client accounts and calculation of fees,

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safeguarding of client assets, safeguarding of the privacy of client information, disaster recovery, accurate disclosure of information to clients and regulators, and accurate creation and secure maintenance of client records.  Matson Money’s Compliance Manual is available upon request, which has more detailed explanations of policies and procedures currently in place to safeguard against potential conflicts/risks.

Securities Ownership.  The following table sets forth the dollar range of equity securities beneficially owned by the Portfolio Manager in each of the Funds as of August 31, 2012:

Portfolio Manager	Dollar ($) Value of Fund Shares Beneficially Owned

Free Market U.S. Equity
Daniel J. List	$1-$10,000
Mark E. Matson	$100,001-$500,000
Steven B. Miller	$100,001-$500,000

Free Market International Equity
Daniel J. List	$1-$10,000
Mark E. Matson	$100,001-$500,000
Steven B. Miller	$50,001-$100,000

Free Market Fixed Income
Daniel J. List	$1-$10,000
Mark E. Matson	Over $1,000,000
Steven B. Miller	$1-$10,000

Custodian Agreement

The Bank of New York Mellon (“BNY”), One Wall Street, New York, NY 10286, serves as the custodian of the Funds’ assets pursuant to a custodian agreement between BNY and the Company dated as of July 18, 2011, as amended, and supplemented (the “Custodian Agreement”).  Under the Custodian Agreement, BNY:  (a) maintains a separate account or accounts in the name of each Fund; (b) holds and transfers portfolio securities on account of each Fund; (c) accepts receipts and makes disbursements of money on behalf of each Fund; (d) collects and receives all income and other payments and distributions on account of each Fund’s portfolio securities; and (e) makes periodic reports to the Company’s Board of Directors concerning the Funds’ operations.  BNY is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that BNY remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Company harmless from the acts and omissions of any sub-custodian.  The Fund has made arrangements with BNY Mellon Investment Servicing Trust Company to serve as custodian for Individual Retirement Accounts (“IRAs”). For its services to each Fund under the Custodian Agreement, the Custodian receives a fee, calculated daily and payable monthly, of 0.01% of each Fund’s first $250 million of average gross assets; 0.0075% of each Fund’s next $250 million of average gross assets; and 0.005% of each Fund’s average gross assets in excess of $500 million, exclusive of transaction charges and out-of-pocket expenses, which are also charged to each Fund.

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Transfer Agency Agreement

BNY Mellon, with corporate offices at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer and dividend disbursing agent for the Funds pursuant to a transfer agency agreement dated November 5, 1991, as supplemented (collectively, the “Transfer Agency Agreement”).  Under the Transfer Agency Agreement, BNY Mellon:  (a) issues and redeems shares of each Fund; (b) addresses and mails all communications by the Funds to record owners of Shares of the Fund, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Company’s Board of Directors concerning the operations of the Funds. For its services to each Fund under the Transfer Agency Agreement, BNY Mellon receives a fee at the annual rate of $20.00 per direct account and $3.60 per inactive account in the Fund, with a minimum monthly fee of $3,125 per Fund payable monthly on a pro rata basis, exclusive of certain fees and out-of-pocket expenses, and also receives reimbursement of its out-of-pocket expenses.

BNY Mellon also provides services relating to the implementation of the Company’s Anti-Money Laundering Program.  The Company pays an annual fee, ranging from $3,000 - $50,000, based on the number of open accounts in each portfolio.  In addition, BNY Mellon provides services relating to the implementation of the Company’s Customer Identification Program, including the verification of required customer information and the maintenance of records with respect to such verification.  The Funds will pay BNY Mellon $2.25 per customer verification and $0.02 per month per record result maintained.

Administration and Accounting Services Agreement

BNY Mellon also serves as the Funds’ administrator and fund accounting agent pursuant to an Administration and Accounting Services Agreement (the “Administration Agreement”).  BNY Mellon has agreed to furnish to the Funds statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Funds.  In addition, BNY Mellon has agreed to prepare and file various reports with the appropriate regulatory agencies.  The Administration Agreement provides that BNY Mellon shall be obligated to exercise care and diligence in the performance of its duties, to act in good faith and to use its best efforts, within reasonable limits, in performing services thereunder. BNY Mellon shall be responsible for failure to perform its duties under the Administration Agreement arising out of its willful misfeasance, bad faith, gross negligence or reckless disregard. For its services to each Fund, BNY Mellon is entitled to receive a fee calculated at an annual rate of 0.065% of each Fund’s first $250 million of average net assets; 0.055% of each Fund’s next $250 million of average net assets; 0.040% of each Fund’s next $250 million of average net assets; and 0.030% of each Fund’s next $750 million of average net assets in excess of $700 million.

The minimum monthly fee is $5,208 per month for each Fund, exclusive of costs of obtaining independent security market quotes, data repository and analytics suite access fees and out-of-pocket expenses.

The administration and accounting fees, including waivers and reimbursements, for the past three fiscal years were as follows:

For the Fiscal Year Ended August 31, 2012	Administration and Accounting Fees and Expenses (after waivers and reimbursements)	Waivers	Reimbursements
Free Market U.S. Equity Fund	$485,645	$0	$0
Free Market International Equity Fund	$377,802	$0	$0
Free Market Fixed Income Fund	$505,873	$0	$0

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For the Fiscal Period Ended August 31, 2011	Administration and Accounting Fees and Expenses (after waivers and reimbursements)	Waivers	Reimbursements
Free Market U.S. Equity Fund	$688,910	$0	$0
Free Market International Equity Fund	$543,301	$0	$0
Free Market Fixed Income Fund	$615,402	$0	$0

For the Fiscal Year Ended August 31, 2010	Administration and Accounting Fees and Expenses (after waivers and reimbursements)	Waivers	Reimbursements
Free Market U.S. Equity Fund	$483,194	$0	$0
Free Market International Equity Fund	$369,828	$0	$0
Free Market Fixed Income Fund	$395,304	$0	$0

The Administration Agreement provides that BNY Mellon shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or a Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder.

On June 1, 2003, the Company entered into a regulatory administration services agreement with BNY Mellon.  Under this agreement, BNY Mellon has agreed to provide regulatory administration services to the Company.  These services include the preparation and coordination of the Company’s annual post-effective amendment filing and supplements to the Company’s registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company’s regulatory administration.  BNY Mellon receives an annual fee based on the average daily net assets of the portfolios of the Company.

Prior to September 1, 2011, for its services to the Funds pursuant to the Custodian Agreement, Transfer Agency Agreement and Administration Agreement, BNY and BNY Mellon received a monthly fee calculated at the annual rate of:

•                  .11% of the first $250 million of average net assets;

•                  .0925% of the next $250 million of average net assets;

•                  .0725% of the next $200 million of average net assets;

•                  .055% of the next $700 million of average net assets; and

Prior to September 1, 2011, there was a minimum monthly fee of $9,375 for each Fund, exclusive of multiple class fees, custody transaction charges, shareholder account fees (if applicable) and expenses, and out-of-pocket expenses.

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DISTRIBUTION ARRANGEMENTS

Distribution Agreement

Foreside Funds Distributors, LLC, formerly known as BNY Mellon Distributors Inc., (“Foreside Distributors” or the “Underwriter”) whose principal business address is 400 Berwyn Park, 899 Cassatt Road, Berwyn, PA 19312, serves as the principal underwriter of the Funds pursuant to the terms of a distribution agreement, effective as of April 1, 2012, as supplemented (the “Distribution Agreement”) entered into by Foreside  Distributors and the Company.  Pursuant to the Distribution Agreement, the Underwriter will use appropriate efforts to solicit orders for the sale of each Fund’s shares.  The offering of the Fund’s shares is continuous.  Foreside Distributors does not receive compensation from the Company for the distribution of the Fund’s shares; however, the Adviser pays an annual fee to Foreside Distributors as compensation for underwriting services rendered to the Funds pursuant to the Distribution Agreement.

FUND TRANSACTIONS

Subject to policies established by the Board of Directors and applicable rules, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Funds.  In executing portfolio transactions, the Adviser seeks to obtain the best price and most favorable execution for the Funds, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved.  While the Adviser generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

No Fund has any obligation to deal with any broker or group of brokers in the execution of portfolio transactions.  The Adviser may, consistent with the interests of the Funds and subject to the approval of the Board of Directors, select brokers on the basis of the research, statistical and pricing services they provide to the Funds and other clients of the Adviser.  Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under its respective contracts.  A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to a Fund and its other clients and that the total commissions paid by a Fund will be reasonable in relation to the benefits to a Fund over the long-term.

Investment decisions for each Fund and for other investment accounts managed by the Adviser are made independently of each other in the light of differing conditions.  However, the same investment decision may be made for two or more of such accounts.  In such cases, simultaneous transactions are inevitable.  Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account.  While in

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some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to a Fund.

No Fund paid brokerage commissions on portfolio transactions for the past three fiscal years.

PURCHASE AND REDEMPTION INFORMATION

You may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire.  The Company reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase of a Fund’s shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing that Fund’s NAV.  If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash.  A shareholder will also bear any market risk or tax consequences as a result of a payment in securities.  The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that each Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the “NYSE”) is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.  (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; (2) if such redemption is, in the opinion of the Company’s Board of Directors, desirable in order to prevent the Company or any Fund from being deemed a “personal holding company” within the meaning of the Code; (3) or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company’s responsibilities under the 1940 Act.

Each Fund has the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the particular Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

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TELEPHONE TRANSACTION PROCEDURES

The Company’s telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match the Company’s records; (3) requiring the Company’s service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than Foreside Distributors), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller’s authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with Individual Retirement Account or other retirement plan accounts or by an attorney-in-fact under a power of attorney.

VALUATION OF SHARES

In order to assist in the determination of fair value, the Company’s Board of Directors may authorize the Funds to employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments.  This may result in the securities being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used.  All cash, receivables, and current payables are carried on a Fund’s books at their face value.  Other assets, if any, are valued at fair value as determined in good faith by the Funds’ Valuation Committee under the direction of the Company’s Board of Directors.

TAXES

General

The following summarizes certain tax considerations generally affecting the Funds, the underlying investment companies, and Fund shareholders that are not fully described in the Prospectus.  No attempt is made to present a detailed explanation of the tax treatment of the Funds, the underlying investment companies, or Fund shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning.  Potential investors should consult their tax advisers with specific reference to their own tax situations.

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The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Internal Revenue Code (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI.  Future legislative or administrative changes or court decisions may significantly change the statements included herein, and such changes may be retroactive.

Each Fund and each underlying investment company intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code.  As such, each Fund and underlying investment company generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders.  To qualify for treatment as a regulated investment company, each Fund and underlying investment company must meet three important tests each year.

First, each Fund and underlying investment company must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of each Fund’s and each underlying investment company’s taxable year, at least 50% of the value of the Fund’s and the underlying companies’ assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (as to which the Fund or underlying investment company has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund or underlying investment company does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Fund’s and each underlying investment company’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund or underlying investment company controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, each Fund and underlying investment company must distribute an amount equal to at least the sum of 90% of the Fund’s or underlying investment company’s investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

Each Fund and underlying investment company intends to comply with these requirements.  If a Fund or underlying investment company were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund or underlying investment company could be disqualified as a regulated investment company.  If for any taxable year a Fund or underlying investment company were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions

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to shareholders.  In that event, shareholders in a Fund or underlying investment company would recognize dividend income on distributions to the extent of the Fund’s or underlying investment company’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses).  Each Fund and underlying investment company intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

State and Local Taxes

Although each Fund and underlying investment company expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Fund or an underlying investment company may be subject to the tax laws of such states or localities.

Taxation of Certain Investments

The tax principles applicable to transactions in financial instruments, such as futures contracts and options, that may be engaged in by a Fund or an underlying investment company, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain.  Such transactions and investments may cause a Fund or an underlying investment company to recognize taxable income prior to the receipt of cash, thereby requiring the Fund or the underlying investment company to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax.  Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which a Fund or an underlying investment company invests, the Fund or the underlying investment company may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund or the underlying investment company fails to make an election to recognize income annually during the period of its ownership of the shares.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share.  Currently, 80.373 billion shares have been classified into 140 classes, however, the Company only has 25 active share classes that have begun investment operations.  Under the Company’s charter, the Board of Directors has the power to classify and reclassify any unissued shares of common stock from time to time.

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Each share that represents an interest in a Fund has an equal proportionate interest in the assets belonging to such Fund with each other share that represents an interest in such Fund, even where a share has a different class designation than another share representing an interest in that Fund.  Shares of the Company do not have preemptive or conversion rights.  When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law.  The Company’s amended By-Laws provide that shareholders collectively owning at least ten percent of the outstanding shares of all classes of Common Stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities, as defined in the 1940 Act, of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2 the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio.  Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held.  Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

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MISCELLANEOUS

Counsel

The law firm of Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000, Philadelphia, Pennsylvania 19103-6996, serves as independent counsel to the Company and the Independent Directors.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as the Funds’ independent registered public accounting firm.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Funds’ Annual Report to Shareholders for the fiscal year period August 31, 2012 (the “Annual Report”) are incorporated by reference into this SAI.  No other parts of the Annual Report are incorporated by reference herein.  The financial statements included in the Annual Report have been audited by the Funds’ independent registered public accounting firm PricewaterhouseCoopers, LLP, whose report thereon also appears in the Annual Report and is incorporated by reference into this SAI.  Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing.  Copies of the Annual Report may be obtained at no charge by telephoning BNY Mellon at the telephone number appearing on the front page of this SAI.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days.  The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” — A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” — A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” — A short-term obligation rated “A-3” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” — A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” — A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” — A short-term obligation rated “D” is in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks — Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

A-1

“NP” — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.  The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” — Securities possess the highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” — Securities possess good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” — Securities possess fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” — Securities possess speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” — Securities possess high short-term default risk.  Default is a real possibility.

“RD” — Restricted default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Applicable to entity ratings only.

“D” — Default.  Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner.  Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims.  The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality.  The capacity for the payment of short-term financial obligations as they fall due is exceptionally high.  Unlikely to be adversely affected by future events.

“R-1 (middle)” — Short-term debt rated “R-1 (middle)” is of superior credit quality.  The capacity for the payment of short-term financial obligations as they fall due is very high.  Differs from “R-1 (high)” by a relatively modest degree.  Unlikely to be significantly vulnerable to future events.

“R-1 (low)” — Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial.  Overall strength is not as favorable as higher rating categories.  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” — Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.

“R-2 (middle)” — Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

A-2

“R-2 (low)” — Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.  A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” — Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality.  There is a capacity for the payment of short-term financial obligations as they fall due.  May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” — Short-term debt rated “R-4” is considered to be of speculative credit quality.  The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” — Short-term debt rated “R-5” is considered to be of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” — Short-term debt rated “D” implies a financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange.  A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstance may exist.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” — An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” — An obligation rated “AA” differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” — An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” — Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” — An obligation rated “B” is more vulnerable to nonpayment than obligations  rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” — An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” — An obligation rated “CC” is currently highly vulnerable to nonpayment.

A-3

“C” — A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default.  Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“D” — An obligation rated “D” is in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.  An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-) — The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised.  Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default.  The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” — Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” — Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” — Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” — Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” — Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” — Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” — Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

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The following summarizes long-term ratings used by Fitch:

“AAA” — Securities considered to be of the highest credit quality.  “AAA” ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” — Securities considered to be of very high credit quality.  “AA” ratings denote expectations of very low credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

“A” — Securities considered to be of high credit quality.  “A” ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” — Securities considered to be of good credit quality.  “BBB” ratings indicate that expectations of credit risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” — Securities considered to be speculative.  “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” — Securities considered to be highly speculative.  “B” ratings indicate that material credit risk is present.

“CCC” — A “CCC” rating indicates that substantial credit risk is present.

“CC” — A “CC” rating indicates very high levels of credit risk.

“C” — A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics.  Fitch believes that this approach better aligns obligations that have comparable expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The DBRS long-term rating scale provides an opinion on the risk of default.  That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued.  Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims.  All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”.  The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.  The following summarizes the ratings used by DBRS for long-term debt:

“AAA” -  Long-term debt rated “AAA” is of the highest credit quality.  The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” — Long-term debt rated “AA” is of superior credit quality.  The capacity for the payment of financial obligations is considered high.  Credit quality differs from “AAA” only to a small degree.  Unlikely to be significantly vulnerable to future events.

“A” — Long-term debt rated “A” is of good credit quality.  The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.”  May be vulnerable to future events, but qualifying negative factors are considered manageable.

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“BBB” — Long-term debt rated “BBB” is of adequate credit quality.  The capacity for the payment of financial obligations is considered acceptable.  May be vulnerable to future events.

“BB” — Long-term debt rated “BB” is of speculative, non-investment grade credit quality.  The capacity for the payment of financial obligations is uncertain.  Vulnerable to future events.

“B” — Long-term debt rated “B” is of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” — Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations.  There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range.  Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” — A security rated “D” implies that a financial obligation has not been met or it is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange.  A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•  Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•  Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” — A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” — A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” — A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity.  Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity.  MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating.  MIG ratings are divided into three levels — “MIG-1” through “MIG-3”.  In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade.  The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” — This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” — This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

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“MIG-3” — This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” — This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

“NR” — Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned:  a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.  The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support, generally, will terminate if the issuer’s long-term rating drops below investment grade.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” — This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” — This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” — This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” — This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” — Is assigned to an unrated obligation.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.  Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

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DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS.  Ratings are not buy, hold or sell recommendations and they do not address the market price of a security.  Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

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APPENDIX B

PROXY POLICY STATEMENT

INTRODUCTION

STATEMENT OF POLICY

Matson Money, Inc. (formerly known as Abundance Technologies, Inc.) views the fiduciary act of managing plan assets to include the voting of proxies appurtenant to shares held in the plan.  As a rule, Matson Money, Inc. strives to ensure that all proxies are received from the custodian in a timely manner and then exercises its right to vote all proxies.  In keeping with the ERISA definition of fiduciary responsibility and the Department of Labor directives, all proxy voting decisions are made “solely in the best interest of the client’s plan participants and beneficiaries.”

This document represents what the firm believes to be important elements of sound corporate governance and social responsibility.  In our opinion, good corporate governance should maintain an appropriate balance between the rights of shareholders (the owners of the corporation) and the needs of management to direct the corporation’s affairs devoid of distracting short-term pressures.  As a responsible long term investment manager, Matson Money, Inc. acknowledges its responsibility to strive for improved corporate governance and performance discipline.  Matson Money, Inc. offers this policy as a basis for dialogue with the objective of improving corporate governance and social practices.  This statement identifies Matson Moneys’ voting guidelines on numerous proxy issues.  These guidelines are not an exhaustive list of every issue that may arise.  Proxy issues that are not described herein will be considered in light of the relevant facts and circumstances.

CRITERIA AND STANDARDS

Each proxy issue is reviewed on its own merits, on a case-by-case basis.  Every proxy voting decision, whether on Corporate Governance or Social Issues, is made with the exclusive purpose of maximizing the economic value of the client’s investment.  Matson Money, Inc. gives special consideration to “out of the ordinary” matters and may vote against management on specific issues which are deemed to impair shareholder rights or value.  Furthermore, Matson Money, Inc. would oppose any proposal which would entrench or protect management interest contrary to the financial interests of the stockholder.

PROXY ADMINISTRATION

The portfolio manager and compliance officer are primarily responsible for monitoring corporate actions, making voting decisions and ensuring that proxies are submitted timely, consistent with this policy.  Matson Money, Inc. may form special committees, from time to time, to address unusual proxy voting issues or conflicts.

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CONFLICTS OF INTEREST

All conflicts of interest will be resolved in the interest of the clients.  Occasionally, Matson Money, Inc. may be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes.  In situations where Matson Money, Inc. perceives a material conflict of interest, Matson Money, Inc. may disclose the conflict to the relevant clients; defer to the voting recommendation of the clients or of an independent third party provider of proxy services; send the proxy directly to the clients for a voting decision; abstain from voting; or take such other action in good faith, in consultation with counsel, to determine the appropriate method to resolve the conflict in the interest of clients, based upon the particular facts and circumstances.  With respect to investment company clients, conflicts may arise as to votes involving the investment adviser, the underwriter, their affiliates or affiliates of the investment company.  In such cases, Matson Money, Inc. will follow the voting guidelines described herein, including the process for handling conflicts.  Under normal circumstances, if a conflict is determined not to be material, Matson Money, Inc. will vote the proxy in accordance with this policy.  The method selected by Matson Money, Inc. to vote proxies in the presence of a conflict may vary depending upon the facts and circumstances of each situation and the requirements of applicable law.

I.                                        CORPORATE GOVERNANCE:

A.                                    BOARD OF DIRECTORS:

A company’s board of directors represents the focal point of corporate governance.  The board is a group of elected individuals which oversees the operation and direction of the company on behalf of its owners.  The principal responsibility of the board is to further the long term success of the corporation while remaining true to its fiduciary responsibility to the shareholders.  Matson Money, Inc. supports the primary authority of the board; however, at the same time, the firm believes that directors must remain accountable to the shareholders.  Consequently, Matson Moneys’ guidelines are as follows:

1.                                      Election of Directors:  While Matson Money, Inc. normally votes for the board’s nominees, the firm may decline to vote for unopposed candidates when their record indicates that their election to the board would not be in the interest of shareholders.  Likewise, Matson Money, Inc. may vote for alternative candidates when its analysis indicates that these candidates will better represent shareholder interests.

2.                                      Independent Directors:   In Matson Moneys’ opinion, the ideal board should be comprised primarily of independent (non-management) directors who are both willing and qualified to serve in such capacity.  In this context, independence means no present or former employment by the company or its management which could interfere with the director’s loyalty to the shareholders.

3.                                      Cumulative Voting:  This voting procedure entitles each stockholder to as many votes as shall equal the number of shares owned multiplied by the number of directors to be elected.  Such votes may all be cast for a single candidate or for any two or more as the stockholder sees fit.  Matson Money, Inc. believes this method is an important democratic means of electing directors and allows shareholders to obtain representation on the

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board by significant vote.  Consequently, Matson Money, Inc. generally supports the practice of cumulative voting.

4.                                      Classified Board:  A classified board is a staggered board arrangement in which each director is elected for an established term of two, three, or four years, depending on the number of classes established.  Only those directors in the class up for election can be approved or rejected by shareholders in any given year.  In Matson Moneys’ opinion, a classified board serves to entrench management and limit shareholders’ ability to effect favorable change.  Consequently, Matson Money, Inc. generally opposes classified boards.

5.                                      Director Liability and Indemnification:  A proper director liability policy should balance the need to hold directors accountable for improper actions with the need to attract competent and diligent individuals for board positions.  The Corporation should be free to indemnify directors for legal expenses and judgments in connection with their service as directors and eliminate the directors’ liability for ordinary negligence.  However, directors should be held liable to the corporation for violations of their fiduciary duty involving gross negligence.  Similarly, proposals that indemnify directors who have committed fraud or dereliction of duty would be opposed.

6.                                      Director Compensation:  Normally, the remuneration of Directors is considered a routine item of business.  Therefore, it is not usually submitted for a shareholder vote.  However, non-employee director compensation has become a shareholder issue recently.  Generally, Matson Money, Inc. would prefer to see more of the directors’ compensation based upon shareholder returns as measured by stock price appreciation or some other meaningful performance measure.  Furthermore, Matson Money, Inc. encourages corporations to phase out pension or retirement plans for their non-employee directors.  Most non-employee directors have retirement benefits from their primary employer; however, Matson Money, Inc. recognizes that a blanket vote to eliminate all such retirement plans could negatively impact a company’s access to potentially valuable directors.  Consequently, Matson Money, Inc. will not vote in favor of unilaterally eliminating retirement benefits.

7.                                      General:  Matson Money, Inc. recognizes the responsibilities of the board to organize its function and conduct its business in an efficient manner.  Therefore, barring unusual circumstances, Matson Money, Inc. would favor management proposals related to board size and oppose shareholder resolutions calling for the separation of the CEO and Chairman positions, establishing age limits for directors, special interest representation, and the formation of shareholder advisory committees, or term limits for directors.  Matson Money, Inc. is also against restricting the date or location of the annual meeting.

B.                                    CAPITALIZATION ISSUES:  Capitalization related proposals pertain to the creation, repurchase, or reclassification of securities.  Matson Money, Inc. may support the authorization of additional stock if management provides a satisfactory explanation of its plans for the stock; however, Matson Money, Inc. will oppose large unexplained increases in common stock.  Matson Money, Inc.

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will also oppose the issuance of “blank check” preferred or convertible stock which could potentially be used as a takeover deterrent or dilute/jeopardize the clients’ common stock ownership.

1.                                      Increase Authorized Common Stock:  Matson Money, Inc. considers a proposal to increase the number of authorized but unissued shares of common stock on case-by-case basis.  Matson Money, Inc. takes into account the size of the requested increase, its stated purpose, and how much authorized but unissued common stock remains.  The firm generally supports a stock split or a reasonable replenishment after a stock split.  Likewise, Matson Money, Inc. may approve an increase to support a shareholder value enhancing acquisition, to provide the necessary flexibility to maintain an optimal capital structure, or to fund stock option and stock purchase plans.  Requests to significantly increase the number of authorized shares (those resulting in greater than 10% dilution) without a stated reason or demonstrated need would be opposed.  Similarly, Matson Money, Inc. would oppose an increase when additional shares are to be used for anti-takeover measures.

2.                                      Authorize Blank Check Preferred Stock:  This proposal would grant authority to the board to create and issue a new class of preferred stock with unspecified terms and conditions.  “Blank check” preferred stock could be granted special voting rights and be used to entrench management or deter takeover attempts.  Matson Money, Inc. generally opposes proposals to vest the board with such power.

3.                                      Authorize Convertible Stock:  Matson Money, Inc. would review the rationale on a case-by-case basis taking into account the company’s current capitalization structure, the stated purpose for the security and the potential dilution effect this security would have on existing common shareholders upon conversion.  Matson Money, Inc. would oppose any request which is “blank check” in nature, where the company’s rationale is unclear, and where the request appears to blunt possible takeover attempts.

C.                                    SHAREHOLDERS RIGHTS AND PROXY VOTING:  The proxy vote is the key mechanism by which shareholders render their opinion in corporate governance.  In exercising its votes, Matson Money, Inc. believes:

1.                                      Confidential Voting should be adopted by all corporations on all matters brought before the shareholders.  Such provisions would protect the importance of the proxy vote and eliminate the appearance of any impropriety.

2.                                      Multiple Classes of Common Stock with disparate voting rights should not exist.  Rather, the board should adhere to the principle of one share-one vote.

3.                                      Super-majority rules or requirements which interfere with the shareholder’s right to elect directors and ratify corporate actions should be opposed.

4.                                      Changes in Corporation’s Domicile should only be proposed for valid business reasons, not to obtain protection against unfriendly takeovers.

5.                                      Change of Control occurs when a third party becomes, or obtains the right to become, the beneficial owner of Company securities having 50% or more of the combined voting power of the then outstanding securities of

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the company.  Change of Control also would occur when the directors prior to a given event cease to constitute a majority of the Board as a result of the event.

6.                                      Fair Price Provisions and measures to limit the corporation’s ability to buy back shares from a particular shareholder at higher than market prices are generally supported.

7.                                      Pre-emptive Rights allow shareholders the option to buy part of any new issue prior to its public offering.  This provision allows existing shareholders to maintain their original ownership percentage.  However, pre-emptive rights often raise the cost of capital by increasing both the time and expense of issuing new shares.  Therefore, pre-emptive rights should generally be eliminated, except where Matson Moneys’ analysis concludes such rights have value to the shareholders.

8.                                      “Anti-Takeover” measures should be submitted for shareholder approval.  Matson Money, Inc. is generally against such measures.

9.                                      Bundled Proposals: Occasionally management will attempt to tie a non-routine issue to one that is routine, attempting to pass both items in the form of a bundled proposal.  Disparate issues should not be combined and presented for a single vote.  Such proposals are generally not well received and must be carefully reviewed on a case-by-case basis.

10.                               Special Meetings of the Board of Directors, on such issues as takeovers and changes in the make-up of the Board, by its shareholders is permitted at most companies. Matson Money, Inc. is generally against limitations on the calling of Special Meetings.

D.                                    EXECUTIVE COMPENSATION:  The board and its compensation committee should set executive compensation levels adequate to attract and retain qualified executives.  These managers should be rewarded in direct relationship to the contribution they make in maximizing shareholder value.  Matson Money, Inc. readily admits it is not qualified to thoroughly evaluate the specific issues of executive compensation for each of its portfolio holdings; however the firm does evaluate the reasonableness of compensation policies, criteria and formulas.  Likewise, Matson Money, Inc. decides what constitutes adequate disclosure of executive compensation.  Matson Money, Inc. generally supports sound “pay for performance” plans which ensure equitable treatment of both corporate management and shareholders.  Compensation should include both salary and performance components.  The salary should have a defined relationship to salaries in an industry peer group.  Similarly, performance measures should relate to key industry success measurements and be judged over adequate time periods.

1.                                      Incentive Plans should be set forth annually in the proxy statement.  The criteria used to evaluate the performance of senior executives should be clearly stated.  Terms of the awards, such as type, coverage and option price should be specified.  Excess discretion will not be approved.  Matson Money, Inc. generally supports management if the company defines their performance goals.  However, Matson Money, Inc. opposes incentive plans where no specific goals are defined.  Without specific performance goals, there is no assurance that awards will be paid based upon realistic performance criteria.  Matson Money, Inc. also votes against plans where performance hurdles are, in its opinion, set too low.  Total potential

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dilution from existing and proposed compensation plans should not exceed 10% over the duration of the plan(s).  Finally, Matson Money, Inc. generally opposes plans which grant reload options (favorable repricing of options) or where options become immediately exercisable following a change of control defined as anything less than 50%.

2.                                      Stock/Stock Option Plans:  Matson Money, Inc. generally votes against a plan if the exercise price is unspecified or below 90% of the fair market value on the date of the grant.

3.                                      Golden Parachutes should always be put to shareholder vote because they often exceed ordinary compensation practices.  We are generally against Golden Parachutes.

E.                                     ROUTINE CORPORATE ISSUES:  Proposals in this category, which have been seen repeatedly on an historical basis, are usually non-controversial.  Generally, these issues revolve around items that are related to the normal operating procedures of the company.  Matson Money, Inc., however, votes against a management proposal to “approve any other business that properly comes before the meeting.”  As a fiduciary, Matson Money, Inc. opposes any attempt by management to get a blanket approval without full disclosure.  Conversely, each of the proposals listed below are generally supported, unless compelling reasons exist to question why it is not in the best interest of shareholders.

1.                                      Appointment of Auditors

2.                                      Corporate Name and/or Ticker Change

3.                                      Approval of Articles of Incorporation

4.                                      Changes to the Articles of Incorporation

5.                                      Changes in the Date, Time and/or Location of Annual Meeting

6.                                      Stock Splits

7.                                      Acceptance of Director’s Report

8.                                      Approval of Corporate Dividend

II.                                   SOCIAL RESPONSIBILITY ISSUES:  Matson Money, Inc. acknowledges its duty both as a corporate citizen and as a manager of investment funds to address important social issues.  The intention of our firm is not to impose its moral or social views upon clients.  Nor should Matson Money, Inc. restrict in any way the day-to-day operating procedures of a corporation unless, in so doing, the economic value of the client’s investment is enhanced.

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DOCUMENTATION OF VOTING DECISIONS

Matson Money, Inc. maintains accurate records of each corporate proxy received and voted along with documentation of the proxy voting decisions on each issue.  The records will be retained for such period of time as is required to comply with applicable laws and regulations.

REPORTING

In order to facilitate a client’s monitoring of proxy decisions made and actions taken by Matson Money, Inc., a report summarizing each corporate issue and corresponding proxy vote is available to clients upon request.

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STATEMENT OF ADDITIONAL INFORMATION

PERIMETER SMALL CAP GROWTH FUND

a series of THE RBB FUND, INC.

Investor Class Shares Ticker Symbol: PSCGX

I Class Shares Ticker Symbol: PSIGX

December 31, 2012

Investment Adviser:

PERIMETER CAPITAL MANAGEMENT

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The RBB Fund, Inc. (the “Company”) and the Investor Class Shares and I Class Shares (collectively, the “Shares”) of the Perimeter Small Cap Growth Fund (the “Fund”). This SAI should be read in conjunction with the prospectuses dated December 31, 2012 (“Prospectuses”) and the Fund’s Annual Report dated August 31, 2012 (the “Annual Report”). The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. No other part of the Annual Report is incorporated by reference herein. Copies of the Prospectuses and Annual Report may be obtained free of charge by calling toll-free 1-888-968-4964.  Capitalized terms not defined herein are defined in the Prospectuses.

GENERAL INFORMATION	1

INVESTMENT OBJECTIVE AND POLICIES	1

PRINCIPAL INVESTMENT POLICIES AND RISKS	1

NON-PRINCIPAL INVESTMENT POLICIES AND RISKS	7

INVESTMENT LIMITATIONS	11

DISCLOSURE OF PORTFOLIO HOLDINGS	14

MANAGEMENT OF THE COMPANY	15

CODE OF ETHICS	22

PROXY VOTING	22

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	23

INVESTMENT ADVISORY AND OTHER SERVICES	24

INVESTMENT ADVISER	24

THE PORTFOLIO MANAGERS	26
ADMINISTRATION AND ACCOUNTING AGREEMENT	27
CUSTODIAN AGREEMENT	28
TRANSFER AGENCY AGREEMENT	28

DISTRIBUTION AGREEMENT AND PLAN OF DISTRIBUTION	29

PAYMENTS TO FINANCIAL INTERMEDIARIES	30

FUND TRANSACTIONS	31

PURCHASE AND REDEMPTION INFORMATION	32

TELEPHONE TRANSACTION PROCEDURES	32

VALUATION OF SHARES	33

TAXES	33

MISCELLANEOUS	35

FINANCIAL STATEMENTS	35

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS	B-1

APPENDIX B - PROXY VOTING	B-8

GENERAL INFORMATION

The Company is an open-end management investment company currently operating seventeen separate portfolios. The Company is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to the Investor Class Shares and I Shares of the Perimeter Small Cap Growth Fund. Perimeter Capital Management (“Perimeter” or the “Adviser”), serves as the investment adviser to the Fund.

The Fund previously commenced operations on September 29, 2006 as the Perimeter Small Cap Growth Fund, (the “Predecessor Fund”), a series of The Advisors’ Inner Circle Fund II. On February 8, 2010, substantially all of the assets of the Predecessor Fund, which is advised by the Adviser, were transferred to the Fund in a tax-free reorganization (the “Reorganization”). As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund. Financial and performance information prior to February 8, 2010 included herein is that of the Predecessor Fund.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements, and should be read in conjunction with, the Prospectuses. For a description of certain permitted investments discussed below, see “Description of Permitted Investments” in this SAI.

The Fund seeks long-term capital appreciation. This investment objective is a non-fundamental investment policy that may be changed by the Fund without shareholder approval. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a “diversified” investment company under the 1940 Act.

As its principal investment strategy, the Fund invests primarily in securities of small companies as described in the Prospectuses. Consistent with Rule 35d-1 of the 1940 Act regarding the use of certain mutual fund names, the Fund has adopted a policy to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, under normal circumstances, in securities of small companies. This investment policy may be changed by the Fund upon 60 days’ prior notice to shareholders.

Portfolio Turnover Rate. Portfolio turnover rate is defined under U.S. Securities and Exchange Commission (the “SEC”) rules as the greater of the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Fund may invest since such contracts generally have remaining maturities of less than one-year. The Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover.

PRINICPAL INVESTMENT POLICIES AND RISKS

The following are descriptions of the permitted investments and investment practices and the associated risk factors. The Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund’s investment objective and permitted by the Fund’s stated investment policies.

American Depositary Receipts (“ADRs”). ADRs as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in

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their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Equity Securities. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

•                          Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

•                          Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

•                          Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

•                          Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference

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between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks.

Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

•                          Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Futures And Options On Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”). The Fund may use futures contracts and related options for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent futures and/or options on futures are employed by the Fund, such use will be in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”). The Company, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to “cover” its position in order to limit leveraging and related risks. To cover its position, the Fund may segregate (and mark-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

The Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will segregate cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract

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by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Fund’s use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Options. The Fund may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by the Fund will be “covered,” which means that the Fund will own an equal amount of the underlying foreign currency.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. When the Fund writes an option on a security, an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

The Fund may trade put and call options on securities, securities indices and currencies, as the Adviser determines is appropriate in seeking the Fund’s investment objective, and except as restricted by the Fund’s investment limitations. See “Investment Limitations.”

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The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, the Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

The Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Swap Agreements. The Fund may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor,” and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

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Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund’s illiquid investment limitation. The Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counter-party will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counter-party a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund’s custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Fund and the Adviser believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions. The SEC has recently issued the concept release “Use of Derivatives by Investment Companies under the Investment Company Act of 1940,” which discusses, among other matters, whether current market practices involving derivatives are consistent with the leverage provisions of the Act.  Accordingly, investors should be aware that the SEC may offer additional guidance in the future that may impact the manner in which the Fund operates.

The Adviser, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements. The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Special Note Regarding Market Events. Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the Fund’s investments. It is uncertain how long these conditions will continue.

The instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. Federal, state and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

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Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Fund’s holdings.

NON-PRICIPAL INVESTMENT POLICIES AND RISKS

Money Market Securities. Money market securities include: short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization (“NRSRO”), such as Standard & Poor’s or Moody’s, or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see Appendix A to this SAI, “Description of Securities Ratings”.

U.S. Government Securities. The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

In September 2008, the U.S. Treasury Department and Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed in conservatorship under the FHFA. On June 16, 2010, FHFA ordered Fannie Mae’s and Freddie Mac’s stock de-listed from the New York Stock Exchange after the price of common stock in Fannie Mae fell below the New York Stock Exchange’s minimum average closing price of $1.00 for more than 30 days. The long-term effect that this conservatorship will have on Fannie Mae’s and Freddie Mac’s debt and equity and on securities guaranteed by Fannie Mae and Freddie Mac is unclear.

In a February 2011 report to Congress from the Treasury and the Department of Housing and Urban Development, the Obama administration provided a plan to reform the U.S. housing finance market.  The plan would reduce the role of and eventually eliminate Fannie Mae and Freddie Mac. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Authority or guaranteed by the Department of Veterans Affairs.  The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of Fannie Mae and Freddie Mac, including implementing: (i) a privatized system of housing finance that limits government insurance

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to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

In addition, in August 2012, the Treasury announced that it had amended the terms of its bailout agreement with Fannie Mae and Freddie Mac in order to decrease the holdings of each firm more quickly.  Under the amended agreement, both Fannie Mae and Freddie Mac will have to turn over all profits they earn every quarter. They will also have to accelerate the reduction of their mortgage holdings to hit a cap of $250 million by 2018, four years earlier than planned.  Under the new arrangement, the portfolios of Fannie Mae and Freddie Mac can be no larger than $650 billion each at the end of 2012.

•                          U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Treasury Receipts (“TRs”).

•                          Receipts. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

•                          U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

•                          U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund’s shares.

Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

Exchange-Traded Notes. The Fund may invest up to 5% of its assets in exchangetraded notes (ETNs). ETNs are debt obligations of investment banks which are traded on exchanges and the returns of which are generally linked to the performance of market-related indices. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer, generally on a daily or weekly basis, or hold the ETNs until maturity. ETNs may be riskier than ordinary debt securities and may have no principal protection. The Fund’s investment in an ETN may be influenced by many unpredictable factors, including highly volatile commodities prices, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates, and monetary and other governmental policies, action and inaction. Investing in ETNs is not equivalent to investing directly in index components or the relevant index itself. Because ETNs are debt securities, they possess credit risk; if the issuer has financial

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difficulties or goes bankrupt, the investor may not receive the return it was promised. The tax treatment of income from ETNs is in many cases uncertain, so that an investment by the Fund in ETNs could result in substantial, unexpected tax liabilities for the Fund or its shareholders if the IRS or a court ultimately determines that the Fund’s reporting of income from the ETNs was incorrect. The tax treatment of ETNs may also be adversely affected by future legislation, Treasury Regulations and/or other guidance issued by the Internal Revenue Service that could affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund.

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

•                          Bankers’ Acceptances. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

•                          Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

•                          Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund’s total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

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Investment Company Shares. The Fund may invest in shares of other investment companies to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund’s expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as exchange-traded funds, are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the SEC to certain exchange-traded funds (collectively, the “ETFs”) and procedures approved by the Board, the Fund may invest in the ETFs in excess of the 3% limit described above, provided that the Fund has described the ETF investments in its prospectus and otherwise complies with the conditions of the SEC, as it may be amended, and any other applicable investment limitations. Neither the ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

Securities Lending. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Company’s Board of Directors. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 102% of the current market value of the loaned domestic securities (105% of loaned foreign securities) by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated or, to the extent consistent with the 1940 Act or the rules and SEC interpretations thereunder, affiliated third party for acting as the Fund’s securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund does not have the right to vote loaned securities. The Fund shall call loaned securities back to permit the exercise of voting rights, if a material event affecting the investment is to occur and if time and jurisdictional restrictions permit. There is no guarantee that all loans can be recalled.

Illiquid Securities. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Company’s Board of Directors. Despite such good faith efforts to determine fair value prices, the Fund’s illiquid securities are subject to the risk that the security’s fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Company’s Board of Directors, the Adviser determines the liquidity of the Fund’s investments. In determining the liquidity of the Fund’s investments, the Adviser may consider various factors, including: (1) the frequency and volume of trades and quotations; (2) the number of

10

dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). The Fund will not hold more than 15% of its net assets in illiquid securities.

Restricted Securities. Restricted securities are securities that may not be sold freely to the public absent registration under the U.S. Securities Act of 1933, as amended, (the “1933 Act”) or an exemption from registration. As consistent with the Fund’s investment objectives, the Fund may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Company believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Company’s Board of Directors. The Company intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

Short Sales. As consistent with the Fund’s investment objectives, the Fund may engage in short sales that are either “uncovered” or “against the box.” A short sale is “against the box” if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund’s short position.

INVESTMENT LIMITATIONS

Fundamental Policies

The following investment limitations are fundamental policies of the Fund that cannot be changed without the consent of the holders of a majority of the Fund’s outstanding shares. The phrase “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

The Fund may not:

1.                       Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

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2.                       Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.                       Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.                       Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.                       Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.                       Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be held by the fund.

Concentration. The SEC has defined concentration as investing 25% or more of an investment company’s total assets in an industry or group of industries, with certain exceptions.

Borrowing. The 1940 Act allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). Under the 1940 Act, the Fund will be required to maintain asset coverage of at least 300% for borrowings from a bank. In the event that such asset coverage is below 300%, the Fund will be required to reduce the amount of its borrowings to obtain 300% asset coverage within three business days.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Fund’s current investment policy on lending is as follows: the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in its Statement of Additional Information.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Commodities and Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in commodities or real estate, but does require that every investment company have a fundamental investment policy governing such investments. The Fund has adopted a fundamental policy that would permit direct investment in

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commodities or real estate. However, the Fund’s current investment policy is as follows: the Fund will not purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

Non-Fundamental Policies

In addition to the Fund’s investment objective, the following investment limitations of the Fund are non-fundamental and may be changed by the Company’s Board of Directors without shareholder approval. These non-fundamental policies are based upon the regulations currently set forth in the 1940 Act.

1.                       The Fund may not purchase securities of any issuer (except securities of other investment companies, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund’s total net assets.

2.                       The Fund may not purchase any securities which would cause 25% or more of the total net assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

3.                       The Fund may not borrow money in an amount exceeding 33 1/3% of the value of its total net assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total net assets.

4.                       The Fund may not make loans if, as a result, more than 33 1/3% of its total net assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5.                       The Fund may not purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6.                       The Fund may not hold illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund’s net assets.

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In addition, the Fund shall:

7.                       The Fund shall invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, under normal circumstances, in securities of small companies. This non-fundamental investment policy may be changed by the Fund upon 60 days’ prior notice to shareholders.

Except with respect to Fund policies concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitations as soon as reasonably practicable.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company has adopted, on behalf of the Fund, a policy relating to the disclosure of the Fund’s portfolio holdings to ensure that disclosure of information about portfolio holdings is in the best interests of Fund shareholders. The policies relating to the disclosure of the Fund’s portfolio holdings are designed to allow disclosure of portfolio holdings information where necessary to the Fund’s operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of the Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose the Fund’s portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR and Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

The Company may distribute or authorize the distribution of information about the Fund’s portfolio holdings that is not publicly available to its third-party service providers, which include The Bank of New York Mellon, the custodian; BNY Mellon Investment Servicing (US) Inc., the administrator, accounting agent and transfer agent; Ernst & Young LLP, the Fund’s independent registered public accounting firm; Drinker Biddle & Reath LLP, legal counsel; Merrill Corporation, the financial printer; and Glass, Lewis & Company, the Fund’s proxy voting service. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to (i) certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information, and (ii) financial consultants to assist them in determining the suitability of the Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Company’s and the Adviser’s fiduciary duties to Fund shareholders. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings. The Board of Directors of the Company or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions. Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Fund’s portfolio.

The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of the Fund.

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Any violations of the policy set forth above as well as any corrective action undertaken to address such violations must be reported by the Adviser, director, officer or third party service provider to the Company’s Chief Compliance Officer, who will determine whether the violation should be reported immediately to the Board of Directors of the Company or at its next quarterly Board meeting.

MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the oversight of the Company’s Board of Directors (the “Board”), subject to the laws of the State of Maryland and the Company’s Charter. The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers. The officers of the Company conduct and supervise the Company’s daily business operations.

Directors who are not deemed to be “interested persons” of the Company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” The Board is currently composed of six Independent Directors and two Interested Directors. The Board has selected Arnold M. Reichman, an Independent Director, to act as Chairman. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate. The Chairman may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The Board has established five standing committees — Audit, Product Development, Executive, Nominating and Governance, and Regulatory Oversight Committees. The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section “Standing Board Committees,” below.

The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

Directors and Executive Officers

The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below.

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Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director

INDEPENDENT DIRECTORS

Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	Director and Vice Chairman, Comcast Corporation (cable television and communications) from 1969 to 2011.	17	AMDOCS Limited (service provider to telecommunications companies)

J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	17	None

Gregory P. Chandler 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/66	Director	2012 to present	Since May 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from February 2003-April 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	17	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).

Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/43	Director	2006 to present	Consultant, financial services organizations from 1997 to present.	17	Kalmar Pooled Investment Trust; (registered investment company); Wilmington Funds (registered investment company); WT Mutual Fund (registered investment company) (until March 2012)

Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 DOB: 5/48	Chairman Director	2005 to present 1991 to present	Co-Founder and Chief Executive Officer, Lifebooker, LLC, from 2006 to present.	17	None

Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/41	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; from 1980 to present, Founding Partner, Straniere Law Group; from 2006 to 2008, President, The New York City Hot Dog Company.	17	Reich and Tang Group (asset management); The SPARX Asia Funds Group (registered investment company) (until 2009)

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Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director

INTERESTED DIRECTORS(2)

Jay F. Nusblatt 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/61	Director	2012 to present	Since July 2010, Head of U.S. Fund Accounting and Administration, BNY Mellon Asset Servicing; from 2006 to July 2010, Senior Vice President, Fund Accounting and Administration, PNC Global Investment Servicing.	17	None

Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Vice President and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	17	Kensington Funds (registered investment company) (until 2009)

OFFICERS

Salvatore Faia, JD, CPA, CFE Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 209 Chadds Ford, PA 19317 DOB: 12/62	President and Chief Compliance Officer	President 2009 to present and Chief Compliance Officer 2004 to present	President, Vigilant Compliance Services since 2004; and Director of Energy Income Partnership since 2005.	N/A	N/A

Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	2009 to present	Since 1993 Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (financial services company)	N/A	N/A

Jennifer Rogers 301 Bellevue Parkway Wilmington, DE 19809 DOB: 7/74	Secretary	2007 to present	Since 2005, Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A

James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company)	N/A	N/A

Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103 DOB: 7/59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm)	N/A	N/A

*	Each Director oversees seventeen portfolios of the Company that are currently offered for sale.

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(1)

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved a waiver of the policy with respect to Mr. Brodsky. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2)

Messrs. Sablowsky and Nusblatt are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Nusblatt is considered an “Interested Director” of the Company by virtue of his position as the Head of U.S. Fund Accounting and Administration at BNY Mellon Asset Servicing, administrator and accounting agent and transfer agent to the Company.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years.  Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director.  The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company.  Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience.  Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company.  Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry.  Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the financial services industry.  Mr. Nusblatt has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the financial services industry.  Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards.

Standing Committees

The responsibilities of each Committee of the Board and its members are described below.

Audit Committee.  The Board has an Audit Committee comprised of three Independent Directors.  The current members of the Audit Committee are Messrs. Brodsky, Giordano and Chandler.  The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors.  The Audit Committee convened four times during the fiscal year ended August 31, 2012.

Executive Committee.  The Board has an Executive Committee comprised of one Interested Director and three Independent Directors.  The current members of the Executive Committee are Messrs. Giordano, Reichman,Sablowsky and Chandler.  The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session. The Executive Committee did not meet during the fiscal year ended August 31, 2012.

Nominating and Governance Committee.  The Board has a Nominating and Governance Committee comprised only of Independent Directors.  The current members of the Nominating and Governance Committee are Messrs. Carnall, Giordano, and Reichman.  The Nominating and Governance Committee recommends to the Board of Directors all persons to be nominated as Directors of the Company.  The Nominating and Governance Committee will consider nominees recommended by shareholders.  Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee convened three times during the fiscal year ended August 31, 2012.

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Regulatory Oversight Committee.  The Board has a Regulatory Oversight Committee comprised of two Interested Director and three Independent Directors.  The current members of the Regulatory Oversight Committee are Messrs. Carnall, Reichman, Sablowsky, Straniere and Nusblatt.  The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened four times during the fiscal year ended August 31, 2012.

Product Development Committee.  The Board has a Product Development Committee comprised of two Interested Directors and one Independent Director. The current members of the Product Development Committee are Messrs. Reichman, Sablowsky and Nusblatt. The Product Development Committee oversees the process regarding the addition of new investment advisers and investment products to the Company and evaluates the Company’s current investment advisers and investment products. The Product Development Committee is new and did not meet during the fiscal year ended August 31, 2012.

Risk Oversight

The Board of Directors performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s Chief Compliance Officer.  The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk.  Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment management and business affairs.  Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Company’s Chief Compliance Officer to discuss compliance reports, findings and issues.  The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

Board oversight of risk management is also provided by various Board Committees.  For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations.

The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.  The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

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Director Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund and in all of the portfolios (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him), as of December 31, 2011.

	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies

INDEPENDENT DIRECTORS

Julian A. Brodsky	None	Over $100,000

J. Richard Carnall	None	$10,000-$50,000

Gregory P. Chandler	None	None

Nicholas A. Giordano	None	$10,000-$50,000

Arnold M. Reichman	None	Over $100,000

Robert A. Straniere	None	$1-$10,000

INTERESTED DIRECTORS

Jay F. Nusblatt	None	None

Robert Sablowsky	$50,000-$100,000	Over $100,000

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Directors’ and Officers’ Compensation

Effective January 1, 2012, the Company pays each Director a retainer at the rate of $27,500 annually, $3,500 for each regular meeting of the Board of Directors, $2,000 for each committee meeting or special meeting of the Board of Directors attended in-person and $1,000 for each committee meeting or special meeting of the Board of Directors and Committee meeting attended telephonically. From February 1, 2010 to December 31, 2011, the Company paid each Director a retainer at the rate of $17,500 annually, $3,500 for each regular meeting of the Board of Directors, $1,500 for each committee meeting or special meeting of the Board of Directors attended in person and $1,000 for each committee meeting or special meeting of the Board of Directors and Committee meeting attended telephonically. The Chairman of the Board receives an additional fee of $17,500 per year for his services in this capacity, and each Chairman of the Audit Committee, Nominating and Governance Committee and Regulatory Oversight Committee receives an additional fee of $4,000 per year for his services. From February 2, 2010 to December 31, 2011, the Chairman of the Board received an additional fee of $12,000 per year for his services in this capacity.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof. The Company also compensates its President and Chief Compliance Officer for his services to the Company. For the fiscal year ended August 31, 2012, each of the following members of the Board of Directors and the President, Treasurer and Chief Compliance Officer received compensation from the Company in the following amounts:

Name of Director/Officer	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors or Officers
FISCAL YEAR ENDED AUGUST 31, 2012
Independent Directors:
Julian A. Brodsky, Director	$3,004.30	N/A	N/A	$46,000.00
J. Richard Carnall, Director	$3,135.85	N/A	N/A	$48,000.00
Gregory P. Chandler, Director*	$369.72	N/A	N/A	$6,875.00
Nicholas A. Giordano, Director	$3,621.06	N/A	N/A	$55,000.00
Francis J. McKay, Director**	$1,424.78	N/A	N/A	$18,375.00
Arnold M. Reichman, Director and Chairman	$4,232.86	N/A	N/A	$68,125.00
Marvin E. Sternberg, Director***	$888.64	N/A	N/A	$11,375.00
Robert A. Straniere, Director	$3,002.54	N/A	N/A	$46,000.00
Interested Directors:
Jay F. Nusblatt, Director*	$0	N/A	N/A	$0
Robert Sablowsky, Director	$3,244.39	N/A	N/A	$50,000.00
Officers:
Salvatore Faia, Esquire, CPA Chief Compliance Officer and President	$19,882.69	N/A	N/A	$339,996.00

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* Messrs. Chandler and Nusblatt were elected to the Board of Trustees on June 19, 2012 and, therefore, the compensation reflected is for the period June 19, 2012 through August 31, 2012.

**Mr. McKay died on December 17, 2011.

***Mr. Sternberg died on October 29, 2011.

As of December 31, 2011, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

On October 24, 1990, the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees, pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. Edward J. Roach, who served as President and Treasurer until June 1, 2009, has been the only employee who has participated in the Fund Office Retirement Profit-Sharing Plan and Trust Agreement. No officer, Director or employee of the Adviser or the distributor currently receives any compensation from the Company.

CODE OF ETHICS

The Company, the Adviser and Foreside Funds Distributors, LLC, formerly known as BNY Mellon Distributors, Inc. (“Foreside Distributors”) have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

PROXY VOTING

The Board of Directors has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Fund to the Fund’s Adviser, subject to the Board’s continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Fund. The Adviser will consider factors affecting the value of the Fund’s investments and the rights of shareholders in its determination on voting portfolio securities.

The Adviser has adopted proxy voting procedures with respect to voting proxies relating to portfolio securities held by the Fund.  The Adviser employs a third party service provider to assist in the voting of proxies.  The Adviser’s procedures have been provided to the service provider, who analyzes the proxies and votes such proxies in the manner outlined in the procedures.  The Adviser’s proxy policies and procedures are included in Appendix B to this SAI.

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The Company is required to disclose annually the Fund’s complete proxy voting record on Form N-PX. The Fund’s proxy voting record for the most recent 12 month period ended June 30th is available upon request by calling 1-888-968-4964 or by writing to the Fund at Perimeter Small Cap Growth Fund, P.O. Box 9842, Providence, RI 02940-8042. The Fund’s Form N-PX is also available on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of November 30, 2012, to the Company’s knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of the Fund as indicated below. See “Additional Information Concerning Company Shares” below. Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to “control” (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of November 30, 2012

Perimeter Small Cap Growth Fund — Investor Class	Charles Schwab & Co. Inc.	596,700.863	31.92%
	Special Custody A/C
	FBO Customers
	Attn Mutual Funds
	101 Montgomery St
	San Francisco, CA 94104-4151

Perimeter Small Cap Growth Fund — Investor Class	Patterson & Co.	445,043.483	23.81%
	FBO Various Retirement Plans
	1525 West WT Harris Blvd
	Charlotte, NC 28262-8522

Perimeter Small Cap Growth Fund — Investor Class	New York Life Trust Company	336,507.640	18.00%
	169 Lackawanna Ave.
	Parsippany, NJ 07054-1007

Perimeter Small Cap Growth Fund — Investor Class	Santa Barbara County Treasurer Tax Collector	129,901.828	6.95%
	FBO Santa Barbara County Deferred Comp Plan
	8515 E Orchard Rd. #2T2
	Greenwood Vlg, CO 80111-5002

Perimeter Small Cap Growth Fund (I Class)	First Clearing LLC	9,310,135.764	48.00%
	Special Custody ACCT
	For the Exclusive Benefit of Customer
	2801 Market Street
	St. Louis, MO 63103

Perimeter Small Cap Growth Fund (I Class)	National Financial Services LLC	5,381,538.371	27.74%
	FBO Exclusive Benefit of Customers
	Attn Mutual Funds Dept 5th Floor
	200 Liberty Street

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Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of November 30, 2012

	One World Financial Center
	New York, NY 10281-1003

Perimeter Small Cap Growth Fund (I Class)	Mac & Co.	2,216,409.998	11.43%
	Attn Mutual Fund Operations
	525 William Penn Place
	P.O. Box 3198
	Pittsburgh, PA 15230-3198

As of November 30, 2012, the Directors and officers as a group owned 4.47% of the Schneider Value Fund, 1.08% of the Schneider Small Cap Value Fund and less than 1% of the outstanding shares of each other portfolio and class within the Company.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

Perimeter Capital Management (the “Adviser”) is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. The Adviser was established in 2006 and offers investment management services for institutions.

Advisory Agreement with the Company. The Adviser renders advisory services to the Fund pursuant to an Investment Advisory Agreement (“Advisory Agreement”) dated as of September 30, 2011. The Adviser is controlled by Perimeter Capital Management, LLC, which is organized as an employee-owned limited liability company.

Subject to the supervision of the Company’s Board of Directors, the Adviser will provide for the overall management of the Fund including (i) the provision of a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents, (ii) the determination from time to time of what securities and other investments will be purchased, retained, or sold by the Fund, and (iii) the placement from time to time of orders for all purchases and sales made for the Fund. The Adviser will provide the services rendered by it in accordance with the Fund’s investment objective, restrictions and policies as stated in the Prospectus and in this SAI. The Adviser will not be liable for any error of judgment, mistake of law, or for any loss suffered by the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its obligations and duties under the Advisory Agreement. For its services to the Fund, the Adviser is entitled to receive a monthly advisory fee at an annual rate of 0.90% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses to the extent that the Fund’s total annual operating expenses (excluding certain items discussed below) exceed 1.35% and 1.10% of the average daily net assets of the Fund’s Investor Class Shares and I Shares average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual fund operating expenses to exceed the numbers stated above: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes.  This contractual limitation is in effect until December 31, 2013 and may not be terminated without the approval of the Company’s Board of Directors. If at any time during the first three years the Advisory Agreement is in effect, the Fund’s Total Annual Fund Operating Expenses for that year are less than 1.35% and 1.10% of the Fund’s Investor Class Shares and I Shares, respectively, the Adviser may recoup any

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waived amount from the Fund if such reimbursement does not cause the Fund to exceed existing expense limitations.

The Adviser will pay all expenses incurred by it in connection with its activities under the Advisory Agreement. The Fund bears all of its own expenses not specifically assumed by the Adviser. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company’s Board of Directors in such manner as it deems to be fair and equitable. Expenses borne by the Fund include, but are not limited to the following (or the Fund’s share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Fund by the Adviser; (c) filing fees and expenses relating to the registration and qualification of the Company and the Fund’s shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Company’s Directors and officers; (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or the Fund for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent Directors; (i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy material that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy materials that are not attributable to a class; (1) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders’ and Directors’ meetings; (o) costs of independent pricing services to value a portfolio’s securities; and (p) the costs of investment company literature and other publications provided by the Company to its Directors and officers. Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Company, are allocated to such class.

Disclosure relating to the material factors and the conclusions with respect to those factors that formed the basis for the Board of Directors’ approval of the Fund’s investment advisory agreement will be available in the Fund’s annual report to shareholders for the fiscal year ended August 31, 2012, which may be obtained by calling 1-888-968-4964 or visiting the SEC’s website at www.sec.gov.

For the fiscal year ended August 31, 2012, the fiscal year ended August 31, 2011, the period August 1, 2010 through August 31, 2010, and the fiscal year ended July 31, 2010 the Fund and the Predecessor Fund paid the Adviser the following fees;

For the Period	Contractual Fees Payable	Fee Waivers	Total Fees Paid (after waivers)
August 31, 2012	$2,568,982	$275,981	$2,293,001
August 31, 2011	$3,693,215	$156,995	$3,536,220
August 1, 2010 through August 31, 2010	$261,081	$34,287	$226,794
July 31, 2010	$3,030,443	$196,222	$2,834,221

The Advisory Agreement provides that the Adviser shall at all times have all rights in and to the Fund’s name and all investment models used by or on behalf of the Fund. The Adviser may use the Fund’s name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder, and the Company has agreed to execute and deliver any and all documents required to indicate its consent to such use.

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THE PORTFOLIO MANAGERS

This section includes information about the Fund’s portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Compensation. The Adviser compensates the Fund’s portfolio managers for their management of the Fund. Each of the portfolio manager’s compensation consists of a cash base salary and a discretionary performance bonus paid in cash that is based on overall profitability of the Adviser and performance of the Fund, and therefore in part based on the value of the Fund’s net assets and other client accounts they are managing.

Fund Shares Owned by Portfolio Managers. The Fund is required to show the dollar amount range of the portfolio managers’ “beneficial ownership” of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Fund was not in operation prior to the date of this SAI. Consequently, the Portfolio Managers owned no securities issued by the Fund. As of August 31, 2012, the portfolio managers held the following amounts of Fund Shares:

Portfolio Manager	Dollar ($) Value of Fund Shares Beneficially Owned

Mark D. Garfinkel	$10,001-$50,000
Patrick W. Kirksey	$1-$10,000
Brian M. Crawford	$1-$10,000

Other Accounts. In addition to the Fund and the Predecessor Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of August 31, 2012.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
1. Mark D. Garfinkel	Other Registered Investment Companies:	2	$287.6M	0	$0
	Other Pooled Investment Vehicles:	2	$139.1M	0	$0
	Other Accounts:	21	$638.9M	3	$39.9M

2. Patrick W. Kirksey	Other Registered Investment Companies:	2	$287.6M	0	$0
	Other Pooled Investment Vehicles:	2	$139.1M	0	$0
	Other Accounts:	21	$638.9M	3	$39.9M

3. Brian M. Crawford	Other Registered Investment Companies:	2	$287.6M	0	$0
	Other Pooled Investment Vehicles:	2	$139.1M	0	$0
	Other Accounts:	21	$638.9M	3	$39.9M

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Conflicts of Interests. The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

ADMINISTRATION AND ACCOUNTING AGREEMENT

BNY Mellon serves as administrator to the Fund pursuant to administration and accounting services agreements with respect to the Fund (the “Administration Agreements”). BNY Mellon has agreed to furnish to the Fund statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund. In addition, BNY Mellon has agreed to prepare and file various reports with the appropriate regulatory agencies and prepare materials required by the SEC or any state securities commission having jurisdiction over the Fund. The Administration Agreement provides that BNY Mellon shall be obligated to exercise care and diligence in the performance of its duties, to act in good faith and to use its best efforts, within reasonable limits, in performing services thereunder. BNY Mellon shall be responsible for failure to perform its duties under the Administration Agreement arising out of its willful misfeasance, bad faith, gross negligence or reckless disregard. For its services to the Fund, BNY Mellon is entitled to receive a fee calculated at an annual rate of:

•                          .08% of each Fund’s first $250 million of average daily net assets;

•                          .065% of each Fund’s next $250 million of average daily net assets;

•                          .055% of each Fund’s next $250 million of average daily net assets;

•                          .040% of each Fund’s next $750 million of average daily net assets; and

•                          .03% of each Fund’s average daily net assets in excess of $1.5 billion.

The minimum monthly fee is $5,833 per month, exclusive of Rule 38a-1 base compliance support services fees, costs of obtaining independent security market quotes, data repository and analytics suite access fees and out-of-pocket expenses.

The Administration Agreement provides that BNY Mellon shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder.

On June 1, 2003, the Company entered into a regulatory administration services agreement with BNY Mellon. Under this agreement, BNY Mellon has agreed to provide regulatory administration services to the Company. These services include the preparation and coordination of the Company’s annual post-effective amendment filing and supplements to the Fund’s registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company’s regulatory administration. BNY Mellon receives an annual fee based on the average daily net assets of the portfolios of the Company.

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For the periods from August 1, 2010 through August 31, 2010 and from February 8, 2010 through July 31, 2010 and the fiscal years ended August 31, 2011 and August 31, 2012, the Fund paid the Administrator the following fees;

For the Period	Administration and Accounting Fees and Expenses (after waivers and reimbursements)	Waivers	Total Fees Paid (after waivers)
Fiscal year ended August 31, 2012	$261,773	$0	$261,773
Fiscal year ended August 31, 2011	$356,910	$0	$356,910
August 1, 2010 through August 31, 2010	$27,548	$0	$27,548
February 8, 2010 through July 31, 2010	$153,765	$0	$153,765

The administrator for the Predecessor Fund was SEI Investments Global Fund Services. For the fiscal period from August 1, 2009 through February 8, 2010, the Predecessor Fund paid the Administrator the following fees:

For the Fiscal Year Ended	Administration and Accounting Fees and Expenses (after waivers and reimbursements)	Waivers	Reimbursements
August 1, 2009 through February 8, 2010	$157,879	$0	$0

CUSTODIAN AGREEMENT

The Bank of New York Mellon (“BNY”), One Wall Street, New York, New York 10286, is custodian of the Fund’s assets pursuant to a Custodian Agreement dated July 18, 2011, (the “Custodian Agreement”). Under the Custodian Agreement, BNY: (a) maintains a separate account or accounts in the name of the Fund; (b) holds and transfers portfolio securities on account of the Fund; (c) accepts receipts and makes disbursements of money on behalf of the Fund; (d) collects and receives all income and other payments and distributions on account of the Fund’s portfolio securities; and (e) makes periodic reports to the Company’s Board of Directors concerning the Fund’s operations. BNY is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that BNY remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. The Fund has made arrangements with BNY Mellon Investment Servicing Trust Company to serve as custodian for Individual Retirement Accounts (“IRAs”). For its services to the Fund under the Custodian Agreement, BNY receives a fee of 0.004% of average daily gross assets of the Fund calculated daily and payable monthly, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund.

The Custodian for the Predecessor Fund was Union Bank of California, National Association.

TRANSFER AGENCY AGREEMENT

BNY Mellon, 301 Bellevue Parkway, Wilmington, Delaware 19809serves as the transfer and dividend disbursing agent for the Fund pursuant to a transfer agency agreement dated November 5, 1991, as supplemented (the “Transfer Agency Agreement”), under which BNY Mellon: (a) issues and redeems shares of the Fund; (b) addresses and mails all communications by the Fund to record owners of the shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Company’s Board of Directors concerning the operations of the Fund. For its services to the Fund under the Transfer Agency

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Agreement, BNY Mellon receives a fee at the annual rate of $20.00 per direct account, $8.00 per network level 3 account and $0.30 per inactive account in the Fund, with a minimum monthly fee of $4,166 per class payable monthly on a pro rata basis, exclusive of out-of-pocket expenses, and also receives reimbursement of its out-of-pocket expenses.

BNY Mellon also provides services relating to the implementation of the Company’s Anti-Money Laundering Program. The Company pays an annual fee, ranging from $3,000 - $50,000, based on the number of open accounts in each portfolio of the Company. In addition, BNY Mellon provides services relating to the implementation of the Fund’s Customer Identification Program, including verification of required customer information and the maintenance of records with respect to such verification. The Fund will pay BNY Mellon $2.25 per customer verification and $0.02 per month per record result maintained.

The Transfer Agent for the Predecessor Fund was DST Systems, Inc.

DISTRIBUTION AGREEMENT AND PLAN OF DISTRIBUTION

Foreside Distributors, whose principal business address is 400 Berwyn Park, 899 Cassatt Road, Berwyn, PA 19312, serves as the underwriter to the Fund pursuant to the terms of a distribution agreement, effective as of April 1, 2012, as supplemented (the “Distribution Agreement”). Pursuant to the Distribution Agreement and the related Plan of Distribution for the Investor Class (the “Plan”), which was adopted by the Company in the manner prescribed by Rule 12b-1 under the 1940 Act, Foreside Distributors will use appropriate efforts to solicit orders for the sale of the Fund’s shares. Payments to Foreside Distributors under the Plan are to compensate it for distribution assistance and expenses assumed and activities intended to result in the sale of shares of the Investor Class including advertising, printing and mailing of prospectuses to others than current shareholders, compensation to underwriters, compensation to broker-dealers, compensation to sales personnel, and interest, carrying or other financing changes. Foreside Distributors engages in a continuous offering of shares of the Fund. As compensation for its distribution services, Foreside Distributors receives, pursuant to the terms of the Distribution Agreement, a distribution fee under the Plan, to be calculated daily and paid monthly by the Investor Class of the Fund, at the annual rate set forth in the Investor Class Prospectus.

The Distributor for the Predecessor Fund was SEI Investments Distribution Co. The Predecessor Fund adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder servicing fee of up to 0.25% of average daily net assets attributable to the Investor Class Shares of the Predecessor Fund was paid to other service providers. The Predecessor Fund did not adopt a 12b-1 Plan.

For the fiscal year ended August 31, 2012, the Investor Class Shares of the Fund paid Foreside Distributors fees as follows:

Perimeter Small Cap Growth Fund – Investor Class Shares	Distribution Fees Paid (after waivers and reimbursements)	Waivers	Reimbursements
August 31, 2012	$182,365	$0	$0

For the fiscal year ended August 31, 2012 the Fund paid fees to broker-dealers and Foreside Distributors retained fees as follows:

Perimeter Small Cap Growth Fund — Investor Class Shares	Fees Paid to Broker Dealers	Fees Retained by the Distributor
August 31, 2012	$187,828	$0

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Among other things, the Plan provides that: (1) Foreside Distributors shall be required to submit quarterly reports to the Directors of the Company regarding all amounts expended under the Plan and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Company’s Directors, including a majority of those Directors who are not “interested persons” (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by the Fund on the distribution of the Fund’s shares of a Class under the Plan shall not be materially increased without shareholder approval; and (4) while the Plan remains in effect, the selection and nomination of the Company’s Directors who are not “interested persons” of the Company (as defined in the 1940 Act) shall be committed to the discretion of such Directors who are not “interested persons” of the Company.

For the fiscal year ended August 31, 2012, the Fund’s Plan expenses were spent for the following purposes:

Investor Class Shares	Perimeter Small Cap Growth Fund
Compensation to broker/dealers	$187,828
Compensation to sales personnel	$0
Advertising	$0
Printing and mailing of prospectuses to other than current shareholders	$0
Compensation to underwriters	$0
Interest, financing charges	$0
Other	$0

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

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The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law. Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

FUND TRANSACTIONS

Subject to policies established by the Board of Directors and applicable rules, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund. In executing portfolio transactions, the Adviser seeks to obtain the best price and most favorable execution for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the Adviser generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

The Fund does not have any obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Adviser may, consistent with the interests of the Fund and subject to the approval of the Board of Directors, select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under its respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.

For the fiscal year ended July 31, 2010, for the period from August 1, 2010 through August 31, 2010, for the fiscal year ended August 31, 2011 and for the fiscal year ended August 31, 2012 the Fund paid $1,453,801, $100,944, $1,757,850, and $1,328,094, respectively, in aggregate brokerage commissions on portfolio transactions.

For the fiscal year ended August 31, 2012, the Fund paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

For the Period Ended	Total Dollar Amount of Brokerage Commissions for Research Services	Total Dollar Amount of Transactions Involving Brokerage Commissions for Research Services
Fiscal Year Ended August 31, 2012	$1,081,611.92	$853,638,630.99

Investment decisions for the Fund and for other investment accounts managed by the Adviser are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases it is believed to be beneficial to the Fund.

31

PURCHASE AND REDEMPTION INFORMATION

You may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire. The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Fund’s shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Fund’s NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. A shareholder will also bear any market risk or tax consequences as a result of a payment in securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the “NYSE”) is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions).

Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectuses from time to time; (2) if such redemption is, in the opinion of the Company’s Board of Directors, desirable in order to prevent the Company or any Fund from being deemed a “personal holding company” within the meaning of the Code; (3) or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company’s responsibilities under the 1940 Act.

The Fund has the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

Other Purchase Information

If shares of the Fund are held in a “street name” account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner’s account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Fund will have no record of the beneficial owner’s transactions, a beneficial owner should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Dealer.

TELEPHONE TRANSACTION PROCEDURES

The Company’s telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match the Company’s records; (3) requiring the Company’s service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than Foreside Distributors), financial institutions, securities dealers, financial planners and other industry professionals,

32

additional documentation or information regarding the scope of a caller’s authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under a power of attorney.

VALUATION OF SHARES

Subject to the approval of the Company’s Board of Directors, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the securities being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on the Fund’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Fund’s Valuation Committee under the direction of the Company’s Board of Directors.

TAXES

General

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Internal Revenue Code (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and such changes may be retroactive.

The Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, the Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year.

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The Fund intends to comply with these requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

State and Local Taxes

Although the Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

Taxation of Certain Investments

The tax principles applicable to transactions in financial instruments, such as futures contracts and options, that may be engaged in by the Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 80.373 billion shares have been classified into 140 classes, however, the Company only has 25 active share classes that have begun investment operations. Under the Company’s charter, the Board of Directors has the power to classify and reclassify any unissued shares of common stock from time to time.

Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to such Fund with each other share that represents an interest in such Fund, even where a share has a different class designation than another share representing an interest in that Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class of shares. Rule 18f-2 under the

34

1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2 the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

MISCELLANEOUS

Counsel

The law firm of Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000, Philadelphia, Pennsylvania 19103-6996, serves as independent counsel to the Company and the Independent Directors.

Independent Registered Public Accounting Firm

Ernst & Young, LLP, One Commerce Square, Suite 700, 2001 Market Street, Philadelphia, Pennsylvania 19103, served as the Predecessor Fund’s independent registered public accounting firm and serves as the Fund’s independent registered public accounting firm.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2012 (the “Annual Report”) are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by Ernst & Young, LLP, the Fund’s independent registered public accounting firm, whose report thereon also appears in the Annual Report and is incorporated by reference into this SAI. Such financial statements have been incorporated by reference herein in reliance upon such report given upon their authority as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by telephoning BNY Mellon at the telephone number appearing on the front page of this SAI.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days.  The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” — A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” — A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” — A short-term obligation rated “A-3” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” — A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” — A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” — A short-term obligation rated “D” is in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks — Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

B-1

“P-1” — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.  The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” — Securities possess the highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” — Securities possess good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” — Securities possess fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” — Securities possess speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” — Securities possess high short-term default risk.  Default is a real possibility.

“RD” — Restricted default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Applicable to entity ratings only.

“D” — Default.  Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner.  Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims.  The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality.  The capacity for the payment of short-term financial obligations as they fall due is exceptionally high.  Unlikely to be adversely affected by future events.

“R-1 (middle)” — Short-term debt rated “R-1 (middle)” is of superior credit quality.  The capacity for the payment of short-term financial obligations as they fall due is very high.  Differs from “R-1 (high)” by a relatively modest degree.  Unlikely to be significantly vulnerable to future events.

B-2

“R-1 (low)” — Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial.  Overall strength is not as favorable as higher rating categories.  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” — Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.

“R-2 (middle)” — Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” — Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.  A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” — Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality.  There is a capacity for the payment of short-term financial obligations as they fall due.  May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” — Short-term debt rated “R-4” is considered to be of speculative credit quality.  The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” — Short-term debt rated “R-5” is considered to be of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” — Short-term debt rated “D” implies a financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange.  A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstance may exist.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” — An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” — An obligation rated “AA” differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” — An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” — Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

B-3

“BB” — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” — An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” — An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” — A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default.  Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“D” — An obligation rated “D” is in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.  An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-) — The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

                                                Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised.  Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default.  The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” — Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” — Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” — Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

B-4

“Ba” — Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” — Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” — Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” — Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” — Securities considered to be of the highest credit quality.  “AAA” ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” — Securities considered to be of very high credit quality.  “AA” ratings denote expectations of very low credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

“A” — Securities considered to be of high credit quality.  “A” ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” — Securities considered to be of good credit quality.  “BBB” ratings indicate that expectations of credit risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” — Securities considered to be speculative.  “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” — Securities considered to be highly speculative.  “B” ratings indicate that material credit risk is present.

“CCC” — A “CCC” rating indicates that substantial credit risk is present.

“CC” — A “CC” rating indicates very high levels of credit risk.

“C” — A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics.  Fitch believes that this approach better aligns obligations that have comparable expected loss but varying vulnerability to default and loss.

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Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The DBRS long-term rating scale provides an opinion on the risk of default.  That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued.  Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims.  All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”.  The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.  The following summarizes the ratings used by DBRS for long-term debt:

“AAA” -  Long-term debt rated “AAA” is of the highest credit quality.  The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” — Long-term debt rated “AA” is of superior credit quality.  The capacity for the payment of financial obligations is considered high.  Credit quality differs from “AAA” only to a small degree.  Unlikely to be significantly vulnerable to future events.

“A” — Long-term debt rated “A” is of good credit quality.  The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.”  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” — Long-term debt rated “BBB” is of adequate credit quality.  The capacity for the payment of financial obligations is considered acceptable.  May be vulnerable to future events.

“BB” — Long-term debt rated “BB” is of speculative, non-investment grade credit quality.  The capacity for the payment of financial obligations is uncertain.  Vulnerable to future events.

“B” — Long-term debt rated “B” is of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” — Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations.  There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range.  Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” — A security rated “D” implies that a financial obligation has not been met or it is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange.  A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•  Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•  Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

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Note rating symbols are as follows:

“SP-1” — A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” — A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” — A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity.  Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity.  MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating.  MIG ratings are divided into three levels — “MIG-1” through “MIG-3”.  In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade.  The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” — This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” — This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” — This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” — This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

“NR” — Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned:  a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.  The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support, generally, will terminate if the issuer’s long-term rating drops below investment grade.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” — This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” — This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” — This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

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“SG” — This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” — Is assigned to an unrated obligation.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.  Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS.  Ratings are not buy, hold or sell recommendations and they do not address the market price of a security.  Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

APPENDIX B

Proxy Voting

Issue

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its Clients. The procedures must address material conflicts that may arise in connection with proxy voting. The rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to Clients upon request. Lastly, the rule requires that the adviser disclose to Clients how they may obtain information on how the adviser voted their proxies.

Perimeter votes proxies for the majority of its Clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.

Risks

In developing this policy and procedures, Perimeter considered numerous risks associated with its voting of client proxies. This analysis includes risks such as:

•                          Proxies are not voted in Clients’ best interests.

•                          Proxies are not identified and voted in a timely manner.

•                          The third-party proxy voting services utilized by Perimeter is not independent.

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•                          Proxy voting records and client requests to review proxy votes are not maintained.

Perimeter has established the following guidelines as an attempt to mitigate these risks.

Policy

It is the policy of Perimeter to vote proxies in the interest of maximizing value for Perimeter’s Clients. Proxies are an asset of a Client, which should be treated by Perimeter with the same care, diligence, and loyalty as any asset belonging to a Client. To that end, Perimeter will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Consideration will be given to both the short- and long-term implications of the proposal to be voted on when considering the optimal vote.

Any general or specific proxy voting guidelines provided by a Client or its designated agent in writing will supersede this policy. A Client may have its proxies voted by an independent third party or other named fiduciary or agent, at the Client’s cost.

Procedures for Voting Proxies

Perimeter has retained Glass, Lewis & Co. (“Glass, Lewis”) to assist in the coordination and voting of Client proxies. The CCO is responsible for managing the relationship with Glass, Lewis. The CCO shall ensure that all proxies are being properly voted and that Glass, Lewis is retaining all of the appropriate proxy voting records.

Perimeter assumes voting responsibility for all Client accounts unless explicitly noted otherwise in the Client’s advisory agreement. Perimeter will generally cast votes for all shares for which the Company has voting authority, with the possible exception of share blocking markets. In some non-U.S. markets where share blocking occurs, shares must be “frozen” for trading purposes at the custodian or sub-custodian level in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees. For this reason, in blocking markets, Perimeter retains the right to vote or not, based on the determination of Perimeter’s investment personnel. Glass, Lewis sends a weekly report of upcoming meetings in blocking markets detailing each client account entitled to vote, the number of shares held, type of meeting and blocking period. The CCO will monitor these upcoming meetings, consult with Perimeter’s investment team members responsible for each industry or market and arrive at a decision on whether or not to vote. If the decision is made to vote, Perimeter will process votes through Glass, Lewis.

The following general guidelines are to be followed when possible:

•                          Glass, Lewis will monitor and keep track of all voting proxies.

•                          Glass, Lewis will analyze each vote and provide Perimeter with its recommendation, which recommendation shall be pursuant to the guidelines previously agreed to by Perimeter and Glass, Lewis.

•                          The member of the investment team who covers the security shall be responsible for reviewing the proxy and Glass, Lewis’ recommendation and make a determination on how the Company should vote such proxy. If the vote of Perimeter investment team member is contrary to Glass, Lewis’ recommendation, then the investment team member shall provide a brief explanation of such vote.

•                          The investment team shall have its recommendation voted through Glass, Lewis.

In certain limited circumstances, a proxy may be received from sources other than Glass, Lewis. In such circumstances, the CCO shall use the above guidelines and be responsible for maintaining the history and record customarily retained by Glass, Lewis.

Resolving Potential Conflicts of Interest

We recognize that conflicts of interest may arise due to a variety of reasons and the CCO will reasonably try to assess any material conflicts between Perimeter’s interests and those of its clients with respect to proxy voting. If the CCO detects a conflict of interest, Glass, Lewis will evaluate the ballot issue and, using our pre-determined guidelines and their research, make an objective voting decision based upon criteria such as the financial implication of the proposal and impact on shareholder rights. In exceptional circumstances, for instance in the case of a merger or acquisition which may have

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significant economic implications for our client’s portfolios, we may solicit input from the applicable Perimeter investment team and possibly override the voting recommendation of Glass, Lewis.

Conflicts of Interest

Perimeter realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its Employees to notify the CCO of any material conflict that may impair Perimeter’s ability to vote proxies in an objective manner.

In addition, any attempts by others within Perimeter to influence the voting of client proxies in a manner that is inconsistent with the proxy voting policy shall be reported to the CCO. Further, any attempts by persons or entitles outside Perimeter to influence the voting of client proxies shall be reported to the CCO. The CCO may then elect to report the attempt to legal counsel.

Procedures for Perimeter’s Receipt of Class Actions

Perimeter recognizes that as a fiduciary it has a duty to act with the highest obligation of good faith, loyalty, fair dealing and due care. When a recovery is achieved in a class action, investors who owned shares in the company subject to the action have the option to either: (1) opt out of the class action and pursue their own remedy; or (2) participate in the recovery achieved via the class action. Collecting the recovery involves the completion of a Proof of Claim form which is submitted to the Claims Administrator. After the Claims Administrator receives all Proof of Claims, it dispenses the money from the settlement fund to those persons and entities with valid claims.

If “Class Action” documents are received by Perimeter for a Client account, Perimeter will gather any requisite information it has and forward to the Client, to enable the Client to file the “Class Action” at the Client’s discretion. The decision of whether to participate in the recovery or opt-out may be a legal one that Perimeter is not qualified to make for its Client. Therefore Perimeter will not file “Class Actions” on behalf of any Client.

Recordkeeping

Perimeter will maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. The Director of Third-Party Distribution & Client Relations will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes

•                          Any request, whether written (including e-mail) or oral, received by any Employee of Perimeter, must be promptly reported to the CCO. All written requests must be retained in the permanent file.

•                          The CCO will record the identity of the client, the date of the request, and the action taken as a result of the request, in a suitable place.

•                          In order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to Clients, the CCO may distribute to any client requesting proxy voting information the complete proxy voting record of Perimeter for the period requested.

•                          Furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the client’s written request, if applicable and maintained in the permanent file.

•                          Clients are permitted to request the proxy voting record for the five-year period prior to their request.

Proxy statements received regarding client securities

•                          Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

Note: Perimeter is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

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Proxy voting records

•                          A record of how Perimeter voted Client proxies.

•                          Documents prepared or created by Perimeter that were material to making a decision on how to vote, or that memorialized the basis for the decision.

•                          Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Disclosure

Perimeter will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) information about how Clients may obtain information on how Perimeter voted their securities.

Proxy Solicitation

As a matter of practice, it is Perimeter’s policy to not reveal or disclose to any client how Perimeter may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. Perimeter will never disclose such information to unrelated third parties.

The CCO is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of Clients. At no time may any Employee accept any remuneration in the solicitation of proxies. The CCO shall handle all responses to such solicitations.

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STATEMENT OF ADDITIONAL INFORMATION

S1 FUND

a series of THE RBB FUND, INC.

I Shares Ticker Symbol: SONEX

R Shares Ticker Symbol: SONRX

December 31, 2012

Investment Adviser:

SIMPLE ALTERNATIVES, LLC

This Statement of Additional Information (“SAI”) provides supplementary information pertaining to shares of two classes, I Shares and R Shares (collectively, the “Shares”), representing interests in the S1 Fund (the “Fund”) of The RBB Fund, Inc. (the “Company”). This SAI is not a prospectus and should be read only in conjunction with the Fund’s I Shares and R Shares Prospectuses dated December 31, 2012 (the “Prospectuses”). Copies of the Prospectuses and Annual Report may be obtained free of charge by calling toll-free (877) 264-5346. The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. No other part of the Annual Report is incorporated by reference herein.

GENERAL INFORMATION	S-2
INVESTMENT OBJECTIVE AND POLICIES	S-2
INVESTMENT LIMITATIONS	S-29
DISCLOSURE OF PORTFOLIO HOLDINGS	S-31
MANAGEMENT OF THE COMPANY	S-32
CODE OF ETHICS	S-39
PROXY VOTING	S-39
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	S-40
INVESTMENT ADVISORY AND OTHER SERVICES	S-40
INVESTMENT ADVISER	S-40
INVESTMENT SUB-ADVISERS	S-42
THE PORTFOLIO MANAGERS	S-43
ADMINISTRATION AND ACCOUNTING AGREEMENT	S-49
CUSTODIAN AGREEMENT	S-50
TRANSFER AGENCY AGREEMENT	S-50
DISTRIBUTION AGREEMENT AND PLAN OF DISTRIBUTION	S-51
FUND TRANSACTIONS	S-52
PURCHASE AND REDEMPTION INFORMATION	S-54
TELEPHONE TRANSACTION PROCEDURES	S-55
VALUATION OF SHARES	S-55
TAXES	S-55
ADDITIONAL INFORMATION CONCERNING COMPANY SHARES	S-57
MISCELLANEOUS	S-58
APPENDIX A - DESCRIPTION OF SECURITIES RATINGS	A-1
APPENDIX B - PROXY VOTING POLICY OF ADVISER	B-1
APPENDIX C - PROXY VOTING POLICY OF ROARING BLUE LION CAPITAL MANAGEMENT, LLC	C-1
APPENDIX D - PROXY VOTING POLICY OF COURAGE CAPITAL MANAGEMENT, LLC	D-1
APPENDIX E - PROXY VOTING POLICY OF LAUREN TEMPLETON CAPITAL MANAGEMENT, LLC	E-1
APPENDIX F - PROXY VOTING POLICY OF MAERISLAND CAPITAL, LLC	F-1
APPENDIX G- PROXY VOTING POLICY OF STARWOOD REAL ESTATE SECURITIES, LLC	G-1

GENERAL INFORMATION

The Company is an open-end management investment company currently operating 17 separate portfolios.  The Company is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and was organized as a Maryland corporation on February 29, 1988.  This SAI pertains to the I Shares and R Shares of the S1 Fund. Simple Alternatives, LLC (“SA” or the “Adviser”), serves as the investment adviser to the Fund.

INVESTMENT OBJECTIVE AND POLICIES

The following supplements the information contained in the Prospectuses concerning the investment objective and policies of the Fund.

The Fund seeks to provide long-term capital appreciation with an emphasis on absolute (positive) returns and low beta to traditional financial market indices such as the S&P 500® Index.  The Fund may not necessarily invest in all of the instruments or use all of the investment techniques permitted by the Fund’s Prospectuses and this SAI, or invest in such instruments or engage in such techniques to the full extent permitted by the Fund’s investment policies and limitations.

Principal Investment Policies and Risks.

Multi-Manager Structure.  The Fund is managed by the Adviser and one or more asset managers who are unaffiliated with the Adviser (each a “Sub-Adviser” and together, the “Sub-Advisers”). Subject to review by the Fund’s Board of Directors, the Adviser is responsible for selecting the Fund’s investment strategies and for allocating and reallocating assets among the Sub-Advisers consistent with the Fund’s investment objective and strategies. The Adviser is also responsible for recommending to the Board whether an agreement with a Sub-Adviser should be approved, renewed, modified or terminated and for monitoring and evaluating the Sub-Advisers. The Adviser is also responsible for implementing procedures to ensure that each Sub-Adviser complies with the Fund’s investment objective, strategies and restrictions.

Portfolio Turnover Rate.  Portfolio turnover rate is defined under U.S. Securities and Exchange Commission (the “SEC”) rules as the greater of the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year.  Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Fund may invest since such contracts generally have remaining maturities of less than one-year.  The Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover.

Asset-Backed Securities. The Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Asset-backed securities may also be collateralized by a portfolio of U.S. government securities but are not direct obligations of the U.S. government, its agencies or instrumentalities. Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present, although privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guarantee or insurance. In addition to the risks that are presented by mortgage-backed securities, asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. See “Mortgage-Backed Securities” below for additional information.

Asset-backed securities acquired by the Fund may also include collateralized debt obligations (“CDOs”). CDOs include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”) and other similarly structured securities.

A CBO is a trust or other special purpose entity (“SPE”) that is typically backed by a diversified pool of fixed-income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect a Fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly or default.

Commodity-Linked Investments. The Fund may attempt to provide exposure to the returns of real assets that trade in the commodity markets without direct investment in physical commodities. Real assets include oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties. Commodity-linked derivative instruments include commodity index-linked securities and other derivative instruments that provide exposure to the investment returns of the commodities markets. Commodity-linked investments may be more volatile and less liquid than the underlying instruments and their value may be affected by the performance of commodities as well as weather, tax, and other regulatory or political developments, overall market movements and other factors affecting the value of particular industries or commodities, such as disease, embargoes, acts of war or terrorism.

The Fund may invest in commodity-linked derivative instruments such as commodity-linked structured notes. The Fund may invest in commodity-linked notes that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on some multiple of the performance of the index, and this embedded leverage will magnify the positive and negative return the Fund earns from these notes as compared to the index. The principal and/or interest payments of commodity-linked derivatives are tied to the value of a real asset or commodity index. Structured notes may be structured by the issuer and the purchaser of the note. The notes are derivative debt instruments with principal payments generally linked to the value of commodities, commodity futures contracts or the performance of commodity indices and interest and coupon payments pegged to a market-based interest rate, such as LIBOR or a bank’s prime rate. The value of these notes will rise or fall in response to changes in the underlying commodity or related index or investment. These notes expose the Fund economically to movements in commodity prices.

Corporate Obligations. The Fund may invest in debt obligations, such as bonds and debentures, issued by corporations and other business organizations without limit on credit quality or maturity of debt securities.  See Appendix “A” to this SAI for a description of corporate debt ratings. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.

Equity Securities.  Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock.  Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

•                  Common Stock.  Common stock represents an equity or ownership interest in an issuer.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

•                  Preferred Stock.  Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

•                  Warrants.  Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time.  Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security.  The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.  A warrant ceases to have value if it is not exercised prior to its expiration date.  These factors can make warrants more speculative than other types of investments.

•                  Convertible Securities.  Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio.  A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue.  If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion.  The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities.  However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder.  When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase.  At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise.  Convertible securities are also subject to credit risk, and are often lower-quality securities.

•                  Small and Medium Capitalization Issuers.  Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies.  This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management.  The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange.  Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Foreign Securities. The Fund may invest in securities of foreign issuers that are denominated or traded in foreign currencies. The Fund may also invest in securities of foreign issuers that are traded or denominated in U.S. dollars (including equity securities of foreign issuers trading in U.S. markets) through American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or International Depositary Receipts (“IDRs”). ADRs are securities, typically issued by a U.S. financial institution (a “depository”), that evidence ownership interests in a security or pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency. GDRs, EDRs and IDRs are securities that represent ownership interests in a security or pool of securities issued by a non-U.S. or U.S. corporation. Depositary receipts may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depository, whereas an unsponsored facility is established by the depository without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders. Investments in depositary receipts do not eliminate the risks in investing in foreign issuers. The underlying security may be subject to foreign government taxes, which would reduce the yield on such securities.

Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity and political stability. Volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility or price can be greater than in the United States. Future political and economic information, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations. Inability to dispose of Fund securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the securities, or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the United States.

Settlement mechanics (e.g., mail service between the United States and foreign countries) may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.

Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the NAV of the Fund’s shares may fluctuate with U.S. dollar exchange rates as well as the price changes of the Fund’s securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund’s securities in their local markets. Conversely, a decrease in the value of the U.S. dollar may have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund’s securities in its foreign markets. In addition to favorable and unfavorable currency exchange rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency. The Fund may invest in obligations of foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as well as foreign branches of foreign banks. These investments involve risks that are different from investments in securities of U.S. banks, including potential unfavorable political and economic developments, different tax provisions, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest. The Fund may also invest in Yankee bonds, which are issued by foreign governments and their agencies and foreign corporations but pay interest in U.S. dollars and are typically issued in the United States.

Forward Foreign Currency Transactions. The Fund may, to the extent that it invests in foreign securities, enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

The Fund is permitted to enter into forward contracts under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security quoted or denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed number of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

Second, when the Adviser or Sub-Adviser, as applicable, believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may cause the Fund to enter a forward contract to sell, for a fixed U.S. dollar amount, the amount of foreign currency approximating the value of some or all of the Fund’s portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

Although the Fund has no current intention to do so, it may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value in securities denominated or quoted in a different currency if the Adviser or Sub-Adviser, as applicable, determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other U.S. foreign currency, if the Adviser or Sub-Adviser, as applicable, determines that there is a pattern of correlation between the proxy currency and the U.S. dollar.

The Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s respective portfolio securities or other assets quoted or denominated in that currency. At the consummation of the forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation by purchasing an offsetting contract obligating it to purchase at the same maturity date, the same amount of such foreign currency. If the Fund chooses to make delivery of foreign currency, it may be required to obtain such delivery through the sale of portfolio securities quoted or denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The Fund’s transactions in forward contracts will be limited to those described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency quoted or denominated securities, and the Fund will not do so unless deemed appropriate by the Adviser or Sub-Adviser, as applicable.

When entering into a forward contract, the Fund will segregate either cash or liquid securities quoted or denominated in any currency in an amount equal to the value of the Fund’s total assets committed to the consummation of forward currency exchange contracts which require the Fund to purchase a foreign currency. If the value of the segregated securities declines, additional cash or securities will be segregated by the Fund on a daily basis so that the value of the segregated securities will equal the amount of the Fund’s commitments with respect to such contracts.

This method of protecting the value of the Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the Fund’s foreign assets. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses, which will prevent the Fund from achieving a complete hedge, or expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risks that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price.

The Fund’s foreign currency transactions (including related options, futures and forward contracts) may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company.

Futures And Options On Futures.  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”).  The Fund may use futures contracts and related options for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent futures and/or options on futures are employed by the Fund, such use will be in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”).  The Company, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the CEA. The CFTC has proposed rulemaking which, if enacted, could limit or eliminate exclusions relied on by the Fund.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to “cover” its position in order to limit leveraging and related risks.  To cover its position, the Fund may segregate (and mark-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities.  Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

The Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract.  In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will segregate cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract.  The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.  The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option.  In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract.  The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option.  The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract.  The Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Fund’s use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser’s or Sub-Adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Credit Default Swaps, Interest Rate Swaps, Mortgage Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. The Fund may enter into credit default, interest rate and total return swaps. The Fund may also enter into interest rate caps, floors and collars. In addition, the Fund may enter into mortgage swaps and currency swaps.

The Fund may enter into swap transactions for hedging purposes or to seek to increase total return. As examples, the Fund may enter into swap transactions for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in an economical way.

Swap agreements are two party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. As examples, credit default swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit default swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive from or make a payment to the other party, upon the occurrence of specified credit events. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

A great deal of flexibility is possible in the way swap transactions are structured. However, generally the Fund will enter into credit default, interest rate, total return and mortgage swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Credit default, interest rate, total return and mortgage swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to credit default, interest rate, total return and mortgage swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a credit default, interest rate, total return or mortgage swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. In contrast, currency swaps may involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

A credit default swap may have as reference obligations one or more securities that may, or may not, be currently held by the Fund. The protection “buyer” in a credit default swap is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the swap provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. If a credit event occurs, the value of any deliverable obligation received by the Fund as seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. To the extent that the Fund’s exposure in a transaction involving a swap or an interest rate floor, cap or collar is covered by the segregation of cash or liquid assets, or is covered by other means in accordance with SEC guidance, the Fund and the Adviser believe that the transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions. The SEC has recently issued the concept release “Use of Derivatives by Investment Companies under the Investment Company Act of 1940,” which discusses, among other matters, whether current market practices involving derivatives are consistent with the leverage provisions of the Act.  Accordingly, investors should be aware that the SEC may offer additional guidance in the future that may impact the manner in which the Fund operates.

The Fund will not enter into any credit default, interest rate, total return or mortgage swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party thereto is rated investment grade by S&P’s or Moody’s, or, if unrated by such rating organization, determined to be of comparable quality by the Adviser or applicable Sub-Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of credit default, interest rate, mortgage, total return and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. If the Adviser or applicable Sub-Adviser is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment instruments were not used.

Investing in Emerging Countries, including Asia and Eastern Europe. The Fund may invest in securities of issuers located in emerging countries. The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

With respect to investments in certain emerging market countries, antiquated legal systems may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders in U.S. corporations.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit the Fund’s investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund. The Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Fund may invest and adversely affect the value of the Fund’s assets. The Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

The Fund may seek investment opportunities within former “east bloc” countries in Eastern Europe. Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time. The governments of many Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries’ attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports. The Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “Taxes.”

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund remain uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

Investment Company Shares.  The Fund may invest in shares of other investment companies to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund’s expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as exchange-traded funds, are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the SEC to each of certain exchange-traded funds (collectively, the “ETFs”) and procedures approved by the Board, the Fund may invest in the ETFs in excess of the limits described above, provided that the Fund has described the ETF investments in its prospectus and otherwise complies with the conditions of the SEC, as it may be amended, and any other applicable investment limitations. Neither the ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

Mortgage-Backed Securities. The Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits (“REMIC”), pass-through certificates and collateralized mortgage obligations (“CMOs”).

Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), and the Federal Home Loan Mortgage Corporation (“Freddie

Mac”). Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. Fannie Mae and Freddie Mac certificates are not backed by the full faith and credit of the U.S. government. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

In September 2008, the U.S. Treasury Department and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed in conservatorship under the FHFA. On June 16, 2010, FHFA ordered Fannie Mae’s and Freddie Mac’s stock de-listed from the New York Stock Exchange after the price of common stock in Fannie Mae fell below the New York Stock Exchange’s minimum average closing price of $1 for more than 30 days. The effect that this conservatorship will have on Fannie Mae and Freddie Mac’s debt and equity and on securities guaranteed by Fannie Mae and Freddie Mac is unclear.

In a February 2011 report to Congress from the Treasury and the Department of Housing and Urban Development, the Obama administration provided a plan to reform the U.S. housing finance market.  The plan would reduce the role of and eventually eliminate Fannie Mae and Freddie Mac. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Authority or guaranteed by the Department of Veterans Affairs.  The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of Fannie Mae and Freddie Mac, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

In addition, in August 2012, the Treasury announced that it had amended the terms of its bailout agreement with Fannie Mae and Freddie Mac in order to decrease the holdings of each firm more quickly.  Under the amended agreement, both Fannie Mae and Freddie Mac will have to turn over all profits they earn every quarter. They will also have to accelerate the reduction of their mortgage holdings to hit a cap of $250 million by 2018, four years earlier than planned.  Under the new arrangement, the portfolios of Fannie Mae and Freddie Mac can be no larger than $650 billion each at the end of 2012.

There is risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. A Fund may purchase U.S. Government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. Government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase “regular” and “residual” interest shares of beneficial interest in REMIC trusts, although the Fund does not intend to invest in residual interests.

The Fund may invest in mortgage-backed securities issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other non-governmental entities (or representing custodial arrangements administered by such institutions). These private originators and institutions include savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating from the rating organizations (e.g., S&P’s or Moody’s), they often are structured with one or more types of “credit enhancement.” Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral (e.g., sale of a house after foreclosure). Liquidity protection refers to the payment of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. Such protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the securities or through a combination of such approaches.

Examples of credit enhancement arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes entitled to receive payment before other classes, with the result that defaults on the underlying mortgages are borne first by the holders of the subordinated class), creation of “spread accounts” or “reserve funds” (where cash or investments are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on the underlying mortgages in a pool exceed the amount required to be paid on the mortgage-backed securities). The degree of credit enhancement for a particular issue of mortgage-backed securities is based on the level of credit risk associated with the particular mortgages in the related pool. Losses on a pool in excess of anticipated levels could nevertheless result in losses to security holders since credit enhancement rarely covers every dollar owed on a pool.

Investing in mortgage-backed securities (such as those described above) involves certain risks, including the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities. This possibility is often referred to as extension risk. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. The market for certain types of mortgage-backed securities (i.e., certain CMOs) may not be liquid under all interest rate scenarios, which may prevent the Fund from selling such securities held in its portfolio at times or prices that it desires.

Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged mortgage-backed securities.

Planned amortization class (“PAC”) and target amortization class (“TAC”) CMO bonds involve less exposure to prepayment, extension and interest rate risk than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment extension and interest rate risk associated with the underlying mortgage assets.

The Fund may invest in floating rate securities based on the Cost of Funds Index (“COFI floaters”), other “lagging rate” floating rate securities, floating rate securities that are subject to a maximum interest rate (“capped floaters”), and mortgage-backed securities purchased at a discount. The primary risks associated with these derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

Recently, rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-related securities (which may include certain of the mortgage-related securities in which the Fund may have invested or may in the future be invested), and may continue to do so in the future. In the event that any mortgage-related security held by the Fund is placed on credit watch or downgraded, the value of such mortgage-related security may decline and the Fund may consequently experience losses in respect of such mortgage-related security.

Options.  The Fund may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period.  The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by the Fund will be “covered,” which means that the Fund will own an equal amount of the underlying foreign currency.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. When the Fund writes an option on a security, an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

The Fund may trade put and call options on securities, securities indices and currencies, as the Adviser or applicable Sub-Adviser determines is appropriate in seeking the Fund’s investment objective, and except as restricted by the Fund’s investment limitations.  See “Investment Limitations.”

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, the Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

The Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Restricted and Illiquid Securities.  The Fund may not invest more than 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Illiquid securities include: repurchase agreements and time deposits with a notice or demand period of more than seven days; interest rate; currency and mortgage swaps; interest rate caps; floors and collars; municipal leases; certain restricted securities, such as those purchased in a private placement of securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid; and certain over-the-counter options. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation.

Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

The Fund may purchase securities which are not registered under the Securities Act but which may be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act (“Restricted Securities”). These securities will not be considered illiquid so long as it is determined by the Adviser or applicable Sub-Adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in an underlying investment company during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

The Adviser or applicable Sub-Adviser will monitor the liquidity of Restricted Securities held by the portion of the assets of the Fund it manages. In reaching liquidity decisions, the Adviser or Sub-Adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

As consistent with the Fund’s investment objectives, the Fund may also invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Company believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Company’s Board of Directors. The Company intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

Rights Offerings and Purchase Warrants. Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Risk Considerations of Medium Grade Securities. Obligations in the lowest investment grade (i.e., BBB or Baa), referred to as “medium grade” obligations, have speculative characteristics, and changes in economic conditions and other factors are more likely to lead to weakened capacity to make interest payments and repay principal on these obligations than is the case for higher rated securities. In the event that a security purchased by the Fund is subsequently downgraded below investment grade, the Adviser and Sub-Advisers will consider such event in its determination of whether the Fund should continue to hold the security.

Risk Considerations of Lower Rated Securities. The Fund may invest in fixed income securities that are not investment grade but are rated as low as B by Moody’s or B by S&P® (or their equivalents or, if unrated, determined by the Adviser or applicable Sub-Adviser to be of comparable credit quality). In the case of a security that is rated differently by two or more rating services, the higher rating is used in connection with the foregoing limitation. In the event that the rating on a security held in the Fund’s portfolio is downgraded by a rating service, such action will be considered by the Adviser or applicable Sub-Adviser in its evaluation of the overall investment merits of that security, but will not necessarily result in the sale of the security. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. An economic downturn could severely disrupt the market for high yield fixed income securities and adversely affect the value of outstanding fixed income securities and the ability of the issuers to repay principal and interest.

The Fund may invest in high yield debt obligations, such as bonds and debentures, issued by corporations and other business organizations. The Fund will invest in high yield debt instruments when the Fund believes that such instruments offer a better risk/reward profile than comparable equity opportunities. High yield fixed income securities (commonly known as “junk bonds”) are considered speculative investments while generally providing greater income than investments in higher rated securities, involve greater risk of loss of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories. Since yields vary over time, no specific level of income can ever be assured.

The prices of high yield fixed income securities have been found to be less sensitive to interest rate changes than higher-rated investments but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress, which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a fixed income security owned by the Fund defaulted, the Fund could incur additional expenses in attempting to obtain a recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield fixed income securities and the Fund’s NAV to the extent it holds such securities.

High yield fixed income securities also present risks based on payment expectations. For example, high yield fixed income securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund may, to the extent it holds such fixed income securities, have to replace the securities with a lower yielding security, which may result in a decreased return for investors. Conversely, a high yield fixed income security’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets, to the extent it holds such fixed income securities.  In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield fixed income securities, and this may have an impact on the Adviser’s and Sub-Advisers’ ability to accurately value such securities and the Fund’s assets and on the Fund’s ability to dispose of such securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield fixed income securities, especially in a thinly traded market.

New laws proposed or adopted from time to time may have an impact on the market for high yield securities.

Finally, there are risks involved in applying credit or dividend ratings as a method for evaluating high yield securities. For example, ratings evaluate the safety of principal and interest or dividend payments, not market value risk of high yield securities. Also, since rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Fund will continuously monitor the issuers of high yield securities in its portfolio, if any, to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the security’s liquidity so the Fund can meet redemption requests.

Short Sales.  As consistent with the Fund’s investment objectives, the Fund may engage in short sales that are either “uncovered” or “against the box.”  A short sale is “against the box” if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short.  A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which the Fund sells a security it does not own.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan.  To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund’s short position.

Special Note Regarding Market Events. Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the underlying investment companies’ investments. It is uncertain how long these conditions will continue.

The instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. Federal, state and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude an underlying investment company’s, and thus a Fund’s, ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the underlying investment companies’ holdings.

Structured Securities. The Fund may invest in structured securities to the extent consistent with its investment objective. The value of the principal of and/or interest on structured securities is determined by reference to changes in the value of specific currencies, commodities, securities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, notes where the principal repayment at maturity is determined by the value of the relative change in two or more specified securities or securities indices.

The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, the Fund could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the security at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

Swap Agreements.  The Fund may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.  Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor,” and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.  Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund’s illiquid investment limitation.  The Fund will not enter into any swap agreement unless the Adviser or applicable Sub-Adviser believes that the other party to the transaction is creditworthy.  The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable.  The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer.  The counter-party will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks.  The Fund will agree to pay to the counter-party a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks.  Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  Payments may be made at the conclusion of a swap agreement or periodically during its term.  Swap agreements do not involve the delivery of securities or other underlying assets.  Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that the Fund is contractually obligated to make.  If the other party to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.  The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund’s custodian.  Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Fund and the Adviser believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

The Adviser and Sub-Advisers, under the supervision of the Board, are responsible for determining and monitoring the liquidity of Fund transactions in swap agreements. The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

U.S. Government Securities.  The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years.  Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

See “Mortgage-Backed Securities” above for additional information about the September 7, 2008 federal takeover of Fannie Mae and Freddie Mac.

•                  U.S. Treasury Obligations.  U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Treasury Receipts (“TRs”).

•                  Receipts.  Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank.  The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts.  The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury.  Receipts are sold as zero coupon securities.

•                  U.S. Government Zero Coupon Securities.  STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons.  Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal.  The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes.  Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.  Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

•                  U.S. Government Agencies.  Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.  Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund’s shares.

Non-Principal Investment Policies and Risks.

Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities.  Maturities on these issues vary from a few to 270 days.

Dollar Rolls. The Fund may enter into dollar rolls in which the Fund sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forgo principal and interest paid on such securities. However, the Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The return on dollar rolls may be negatively impacted by fluctuations in interest rates. The Fund does not presently intend to engage in dollar roll transactions involving more than 5% of its net assets. For additional information on dollar roll transactions, see the section entitled “Mortgage Dollar Roll Transactions” in this SAI.

Forward Commitment and When-Issued Transactions. The Fund may purchase or sell securities on a when-issued or forward commitment basis (subject to its investment policies and restrictions). These transactions involve a commitment by a fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the other party, and such commitments are not traded on exchanges. The Fund will not enter into such transactions for the purpose of leverage.

When-issued purchases and forward commitments enable the Fund to lock in what is believed by the Adviser or Sub-Adviser, as applicable, to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s NAV starting on the date of the agreement to purchase the securities, and the Fund is subject to the rights and risks of ownership of the securities on that date. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s NAV as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but the Fund may agree to a longer settlement period.

The Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions, and its distributions from any net realized capital gains will be taxable to shareholders. When the Fund purchases securities on a when-issued or forward commitment basis, the Fund or the Custodian will maintain in a segregated account cash or liquid securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Illiquid Securities.  Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued.  Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Company’s Board of Directors.  Despite such good faith efforts to determine fair value prices, the Fund’s illiquid securities are subject to the risk that the security’s fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund.  Under the supervision of the Company’s Board of Directors, the Adviser and the Sub-Advisers determine the liquidity of the Fund’s investments. In determining the liquidity of the Fund’s investments, the Adviser and Sub-Advisers may consider various factors, including: (1) the frequency and volume of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). The Fund will not hold more than 15% of its net assets in illiquid securities.

Inflation-Protected Securities. The Fund may invest in inflation-protected securities issued by the U.S. Treasury, known as “TIPs” or “Treasury Inflation-Protected Securities,” which are debt securities whose principal and interest payments are adjusted for inflation and interest is paid on the adjusted amount. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index (“CPI”). A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of your investment. Inflation-protected securities normally will decline in price when real interest rates rise. (A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and inflation is 2%, the real interest rate is 3%.) If inflation is negative, the principal and income of an inflation-protected security will decline and could result in losses for the Fund.

Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, the Fund holding these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.

Initial Public Offerings. To the extent consistent with its investment policies and limitations, the Fund may purchase stock in an initial public offering (“IPO”). An IPO is a company’s first offering of stock to the public. Risks associated with IPOs may include considerable fluctuation in the market value of IPO shares due to certain factors, such as the absence of a prior public market, unseasoned trading, a limited number of shares available for trading, lack of information about the issuer and limited operating history. The purchase of IPO shares may involve high transaction costs. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the underlying investment company. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Fund cannot guarantee continued access to IPOs.

Mortgage Dollar Roll Transactions. The Fund may enter into mortgage dollar roll transactions in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities, on a specified future date. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls for financing and does not treat them as borrowings.

During the roll period, the Fund would forgo principal and interest paid on such securities. The Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid, high-grade debt securities in an amount equal to the forward purchase price. Any benefits derived from the use of mortgage dollar rolls may depend upon mortgage prepayment assumptions, which will be affected by changes in interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. For additional information on dollar rolls, please refer to the section entitled “Dollar Rolls” in this SAI.

Municipal Obligations. The Fund may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for various public purposes. The interest on most of these obligations is generally exempt from regular federal income tax in the hands of most individual investors, although it may be subject to the individual and corporate alternative minimum tax. The two principal classifications of municipal obligations are “notes” and “bonds.”

Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, and construction loan notes. Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as federal revenues available under the Federal Revenue Sharing Program. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Bond anticipation notes are sold to provide interim financing.

These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. Construction loan notes are sold to provide construction financing. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae or Ginnie Mae. There are, of course, a number of other types of notes issued for different purposes and secured differently from those described above.

Municipal bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications, “general obligation” bonds and “revenue” bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Revenue obligations are not backed by the credit and taxing authority of the issuer but are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. In addition, revenue obligations may be backed by a letter of credit, guarantee or insurance. Revenue obligations include private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority’s obligations.

Industrial development bonds (now a subset of a class of bonds known as “private activity bonds”), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.

There is, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications above. An entire issue of municipal obligations may be purchased by one or a small number of institutional investors such as the Fund. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the Securities Act of 1993, as amended (the “Securities Act”), prior to offer and sale unless an exemption from such registration is available, municipal obligations which are not publicly offered may nevertheless be readily marketable. A secondary market exists for municipal obligations that were not publicly offered initially.

The Adviser or Sub-Adviser, as applicable, determines whether a municipal obligation is readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate), which accurately reflects its value. In addition, stand-by commitments and demand obligations also enhance marketability.

For the purpose of the Fund’s investment restrictions, the identification of the “issuer” of municipal obligations that are not general obligation bonds is made by the Adviser or Sub-Adviser, as applicable, on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

Yields on municipal obligations depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the quality of the issue. High grade municipal obligations tend to have a lower yield than lower rated obligations. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected.

Economic, business or political developments might affect all municipal obligations of a similar type. The Fund believes that the most important consideration affecting risk is the quality of particular issues of municipal obligations rather than factors affecting all, or broad classes of, municipal obligations.

The Fund may invest in variable, floating rate and other municipal securities on which the interest may fluctuate based on changes in market rates. The interest rates payable on variable rate securities are adjusted at designated intervals (e.g., daily, monthly, semi-annually), and the interest rates payable on, floating rate securities are adjusted whenever there is a change in the market rate of interest on which the interest payable is based. The interest rate on variable and floating rate securities is ordinarily determined by reference to or is a percentage of a bank’s prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. The value of floating and variable rate securities generally is more stable than that of fixed rate securities in response to changes in interest rate levels. The Fund may consider the maturity of a variable or floating rate municipal security to be shorter than its ultimate maturity if the Fund has the right to demand prepayment of its principal at specified intervals prior to the security’s ultimate maturity.

The Fund may invest in municipal leases and certificates of participation in municipal leases. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity, which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. The primary risk associated with municipal lease obligations and certificates of participation is that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly and may result in a delay in recovering, or the failure to fully recover, the Fund’s original investment. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the Adviser or applicable Sub-Adviser will monitor on an ongoing basis the credit quality rating and risk of cancellation of such unrated leases. Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purposes of the limitation on investments in illiquid securities.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. Except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price, which represents a premium over their face value.

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks.  The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks.  Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks.  These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks.  Bank obligations include the following:

•                  Bankers’ Acceptances.  Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank.  Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange.  Maturities are generally six months or less.

•                  Certificates of Deposit.  Certificates of deposit are interest-bearing instruments with a specific maturity.  They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.  Certificates of deposit with penalties for early withdrawal will be considered illiquid.

•                  Time Deposits.  Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.  Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.  Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

Pay-in-Kind Securities, Zero Coupon and Capital Appreciation Bonds. To the extent consistent with its investment objective, the Fund may invest in pay-in-kind (“PIK”) securities. PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similarly, zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. Such securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

PIK securities, zero coupon bonds and capital appreciation bonds do not pay interest periodically to maturity, and, therefore, they involve the additional risk that the Fund will not realize any cash until a specified future payment date unless a portion of such securities is sold, and, if the issuer of such securities defaults, the Fund may not obtain any return at all on its investment. In addition, even though such securities may not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because cash generally is not received at the time of the accrual, the Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. Additionally, the market prices of PIK securities, zero coupon bonds and capital appreciation bonds generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

Real Estate Investment Trust Securities. The Fund may invest in real estate investment trusts (“REITs”). REITs generally invest directly in real estate, in mortgages or in some combination of the two. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property and distribute to shareholders annually a substantial portion of its otherwise taxable income.

Generally, REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

REITs may be affected by economic forces and other factors related to the real estate industry. REITs are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. REITS whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be affected by federal regulations concerning the health care industry. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. The Fund is also subject to the risk that the REITs in which it invests will fail to qualify for tax-free pass-through of income under the Code and/or fail to qualify for an exemption from registration as an investment company under the 1940 Act. Mortgage REITs may be affected by the quality of the credit extended. A REIT’s return may be adversely affected when interest rates are high or rising.

Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500®.

Repurchase Agreements.  The Fund may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which the Fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day).  Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully.  The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser or applicable Sub-Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser or Sub-Adviser, as applicable, monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund’s total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser or applicable Sub-Advisers, liquidity or other considerations so warrant.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests) when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser or applicable Sub-Adviser. Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase the securities at an agreed-upon price, date and rate of interest. Such agreements are considered to be borrowings under the 1940 Act and will be limited, together with other borrowings, to 33 1/3% of the Fund’s total assets (including the amount borrowed) less all liabilities other than borrowings. While reverse repurchase transactions are outstanding, the Fund will maintain in a segregated account with the Fund’s custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement and will monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase and the interest received on the cash exchanged for the securities.

Securities Lending.  The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Company’s Board of Directors. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Adviser, any Sub-Adviser or their affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 102% of the current market value of the loaned domestic securities (105% of loaned foreign securities) by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated or, to the extent consistent with the 1940 Act or the rules and SEC interpretations thereunder, affiliated third party for acting as the Fund’s securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund does not have the right to vote loaned securities. The Fund will attempt to call all loaned securities back to permit the exercise of voting rights on material matters, if time and jurisdictional restrictions permit. There is no guarantee that all loans can be recalled.

Securities of Unseasoned Issuers. The Fund may invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable.  The term “unseasoned” refers to issuers which, together with their predecessors, have been in operation for less than three years.

Special Situation Companies. The Fund may invest in “Special Situations.” The term “Special Situation” shall be deemed to refer to a security of a company in which an unusual and possibly non-repetitive development is taking place which, in the opinion of the Adviser, may cause the security to attain a higher market value independently, to a degree, of the trend in the securities market in general. The particular development (actual or prospective), which may qualify a security as a Special Situation, may be one of many different types.

Such developments may include, among others, a technological improvement or important discovery or acquisition which, if the expectation for it materialized, would effect a substantial change in the company’s business; a reorganization; a recapitalization or other development involving a security exchange or conversion; a merger, liquidation or distribution of cash, securities or other assets; a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the company’s stock; a new or changed management; or material changes in management policies. A Special Situation may often involve a comparatively small company, which is not well known, and which has not been closely watched by investors generally, but it may also involve a large company. The fact, if it exists, that an increase in the company’s earnings, dividends or business is expected, or that a given security is considered to be undervalued, would not in itself be sufficient to qualify as a Special Situation. The Fund may invest in securities (even if not Special Situations) which, in the opinion of the Adviser, are appropriate investments for the Fund, including securities which the Adviser believes are undervalued by the market.

INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations which may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of the Fund’s outstanding shares (as defined in Section 2(a) (42) of the 1940 Act). As used in this SAI and in the Prospectuses, “shareholder approval” and a “majority of the outstanding shares” of the Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund. The Fund’s investment goals and strategies described in the Prospectuses may be changed by the Company’s Board of Directors without the approval of the Fund’s shareholders.

The Fund may not:

1.                           Borrow money except that (a) the Fund may borrow from banks or through reverse repurchase agreements in amounts up to 33 1/3% of the value of its total assets (including the amount borrowed); and (b) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.  For purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings.  Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets;

2.                           Issue senior securities as defined in the 1940 Act, except as permitted by rule, regulation or order of the SEC;

3.                           Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

4.                           Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest: (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein; or (b) in real estate investment trusts;

5.                           Purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time;

6.                           Make loans, except through loans of portfolio securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan;

7.                           Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry; or

8.                           Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if immediately after and as a result of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such limitations.

In addition to the fundamental investment limitations specified above, the Fund is subject to the following non-fundamental limitations. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy. The Fund may not:

1.                            Make investments for the purpose of exercising control or management, but investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management;

2.                          Purchase securities on margin, except that the Fund may use margin to the extent necessary to engage in short sales and may obtain such short-term credits as are necessary for the clearance of portfolio transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin; or

3.                        Pledge, mortgage or hypothecate assets, except as permitted by the 1940 Act.

The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. Pursuant to orders issued by the SEC to ETFs and procedures approved by the Board, the Fund may invest in ETFs in excess of the limits of the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Securities held by the Fund generally may not be purchased from, sold or loaned to the Adviser, any Sub-Adviser or their affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act. None of the Fund, the Adviser, or any Sub-Adviser has obtained such an exemptive order.

Under the 1940 Act, the Fund will be required to maintain asset coverage of at least 300% for borrowings from a bank.  In the event that such asset coverage is below 300%, the Fund will be required to reduce the amount of its borrowings to obtain 300% asset coverage within three business days (not including Sundays and holidays).

The 1940 Act does not directly restrict an investment company’s ability to invest in commodities, but does require that every investment company have a fundamental investment policy governing such investments. The Fund has adopted fundamental policies that would permit direct investment in commodities.

Any collateral arrangements with respect to, if applicable, the writing of options and futures contracts, options on futures contracts, short sales and other similar instruments, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets. The Fund may pledge, mortgage or hypothecate assets to secure borrowings permitted by the Fund’s fundamental limitation on borrowing.

Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

If a percentage restriction under one of the Fund’s investment policies or limitations or the use of assets is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company has adopted, on behalf of the Fund, a policy relating to the disclosure of the Fund’s portfolio holdings to ensure that disclosure of information about portfolio holdings is in the best interests of Fund shareholders.  The policies relating to the disclosure of the Fund’s portfolio holdings are designed to allow disclosure of portfolio holdings information where necessary to the Fund’s operation without compromising the integrity or performance of the Fund.  It is the policy of the Company that disclosure of the Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities.  As required by the federal securities laws, including the 1940 Act, the Company will disclose the Fund’s portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR and Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

The Company may distribute or authorize the distribution of information about the Fund’s portfolio holdings that is not publicly available to its third-party service providers, which include The Bank of New York Mellon, the custodian; BNY Mellon Investment Servicing (US) Inc. (“BNY”), the administrator, accounting agent and transfer agent; Ernst & Young LLP, the Fund’s independent registered public accounting firm; Drinker Biddle & Reath LLP, legal counsel; Merrill Corporation, the financial printer; and Glass Lewis & Co. and RiskMetrics Group, proxy voting services. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund.  Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information.  Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions as well as a 15-day time lag.  The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings.  The Board of Directors of the Company or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions. Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Fund’s portfolio.

The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of the Fund.

Any violations of the policy set forth above as well as any corrective action undertaken to address such violations must be reported by the Adviser, director, officer or third party service provider to the Company’s Chief Compliance Officer, who will determine whether the violation should be reported immediately to the Board of Directors of the Company or at its next quarterly Board meeting.

MANAGEMENT OF THE COMPANY

The Company’s Leadership Structure

The business and affairs of the Company are managed under the oversight of the Board of Directors (the “Board”), subject to the laws of the State of Maryland and the Company’s Charter.  The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers.  The officers of the Company conduct and supervise the Company’s daily business operations.

Directors who are not deemed to be “interested persons” of the Company as defined in the 1940 Act, are referred to as “Independent Directors.”  Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.”  The Board is currently composed of six Independent Directors and two Interested Directors.  The Board has selected Arnold M. Reichman, an Independent Director, to act as Chairman.  Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings.  In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate.  The Chairman may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities.  Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting.  The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The Board has established five standing committees — Audit, Product Development, Executive, Nominating and Governance, and Regulatory Oversight Committees.  The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time.  Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board.  For more information on the Committees, see the section “Standing Board Committees,” below.

The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

Directors and Executive Officers

The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below.

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director

INDEPENDENT DIRECTORS

Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	Director and Vice Chairman, Comcast Corporation (cable television and communications) from 1969 to 2011.	17	AMDOCS Limited (service provider to telecommunications companies)

J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	17	None

Gregory P. Chandler 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/66	Director	2012 to present	Since May 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from February 2003-April 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	17	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).

Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/43	Director	2006 to present	Consultant, financial services organizations from 1997 to present.	17	Kalmar Pooled Investment Trust; (registered investment company); Wilmington Funds (registered investment company); WT Mutual Fund (registered investment company) (until March 2012)

Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 DOB: 5/48	Chairman Director	2005 to present 1991 to present	Co-Founder and Chief Executive Officer, Lifebooker, LLC, from 2006 to present.	17	None

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director

Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/41	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; from 1980 to present, Founding Partner, Straniere Law Group; from 2006 to 2008, President, The New York City Hot Dog Company.	17	Reich and Tang Group (asset management); The SPARX Asia Funds Group (registered investment company) (until 2009)

INTERESTED DIRECTORS(2)

Jay F. Nusblatt 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/61	Director	2012 to present	Since July 2010, Head of U.S. Fund Accounting and Administration, BNY Mellon Asset Servicing; from 2006 to July 2010, Senior Vice President, Fund Accounting and Administration, PNC Global Investment Servicing.	17	None

Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Vice President and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	17	Kensington Funds (registered investment company) (until 2009)

OFFICERS

Salvatore Faia, JD, CPA, CFE Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 209 Chadds Ford, PA 19317 DOB: 12/62	President and Chief Compliance Officer	President 2009 to present and Chief Compliance Officer 2004 to present	President, Vigilant Compliance Services since 2004; and Director of Energy Income Partnership since 2005.	N/A	N/A

Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	2009 to present	Since 1993 Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (financial services company)	N/A	N/A

Jennifer Rogers 301 Bellevue Parkway Wilmington, DE 19809 DOB: 7/74	Secretary	2007 to present	Since 2005, Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director

James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company)	N/A	N/A

Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103 DOB: 7/59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm)	N/A	N/A

* Each Director oversees seventeen portfolios of the Company that are currently offered for sale.

(1)         Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal.  The Board reserves the right to waive the requirements of the Policy with respect to an individual Director.  The Board has approved a waiver of the policy with respect to Mr. Brodsky. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2)         Messrs. Sablowsky and Nusblatt are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.”  Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Nusblatt is considered an “Interested Director” of the Company by virtue of his position as the Head of U.S. Fund Accounting and Administration at BNY Mellon Asset Servicing, administrator and accounting agent and transfer agent to the Company.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years.  Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director.  The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company.  Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience.    Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company.  Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry.  Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the financial services industry.  Mr. Nusblatt has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the financial services industry.  Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards.

Standing Committees

The responsibilities of each Committee of the Board and its members are described below.

Audit Committee.  The Board has an Audit Committee comprised of three  Independent Directors.  The current members of the Audit Committee are Messrs. Brodsky, Giordano and Chandler.  The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors.  The Audit Committee convened four times during the fiscal year ended August 31, 2012.

Executive Committee.  The Board has an Executive Committee comprised of one Interested Director and three Independent Directors.  The current members of the Executive Committee are Messrs. Chandler, Giordano, Reichman and Sablowsky.  The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session. The Executive Committee did not meet during the fiscal year ended August 31, 2012.

Nominating and Governance Committee.  The Board has a Nominating and Governance Committee comprised only of Independent Directors.  The current members of the Nominating and Governance Committee are Messrs. Carnall, Giordano, and Reichman.  The Nominating and Governance Committee recommends to the Board of Directors all persons to be nominated as Directors of the Company.  The Nominating and Governance Committee will consider nominees recommended by shareholders.  Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee convened three times during the fiscal year ended August 31, 2012.

Regulatory Oversight Committee.  The Board has a Regulatory Oversight Committee comprised of two Interested Directors and three Independent Directors.  The current members of the Regulatory Oversight Committee are Messrs. Carnall, Nusblatt, Reichman, Sablowsky and Straniere.  The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened four times during the fiscal year ended August 31, 2012.

Product Development Committee.  The Board has a Product Development Committee comprised of two Interested Directors and one Independent Director. The current members of the Product Development Committee are Messrs. Reichman, Sablowsky and Nusblatt. The Product Development Committee oversees the process regarding the addition of new investment advisers and investment products to the Company and evaluates the Company’s current investment advisers and investment products. The Product Development Committee is new and did not meet during the fiscal year ended August 31, 2012.

Risk Oversight

The Board of Directors performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s Chief Compliance Officer.  The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk.  Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment management and business affairs.  Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Company’s Chief Compliance Officer to discuss compliance reports, findings and issues.  The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

Board oversight of risk management is also provided by various Board Committees.  For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations.

The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.  The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

Director Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund and in all of the portfolios (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him), as of December 31, 2011.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
INDEPENDENT DIRECTORS
Julian A. Brodsky	None	Over $100,000
J. Richard Carnall	None	$10,001-$50,000
Gregory P. Chandler	None	None
Nicholas A. Giordano	None	$10,001-$50,000
Arnold M. Reichman	None	Over $100,000
Robert A. Straniere	None	$1-$10,000
INTERESTED DIRECTORS
Jay F. Nusblatt	None	None
Robert Sablowsky	None	Over $100,000

Directors’ and Officers’ Compensation

Effective January 1, 2012, the Company pays each Director a retainer at the rate of $27,500 annually, $3,500 for each regular meeting of the Board of Directors, $2,000 for each committee meeting or special meeting of the Board of Directors attended in-person and $1,000 for each committee meeting or special meeting of the Board of Directors and Committee meeting attended telephonically. From February 1, 2010 to December 31, 2011, the Company paid each Director a retainer of at the rate of $17,500 annually, $3,500 for each regular meeting of the Board of Directors, $1,500 for each special meeting of the Board of Directors and Committee meeting attended in person and $1,000 for each special meeting of the Board of Directors and Committee meeting attended telephonically.  The Chairman of the Board receives an additional fee of $17,500 per year for his services in this capacity, and each Chairman of the Audit Committee, Nominating and Governance Committee and Regulatory Oversight Committee receives an additional fee of $4,000 per year for his services.  From February 2, 2010 to December 31, 2011, the Chairman of the Board received an additional fee of $12,000 per year for his services in this capacity.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof.  The Company also compensates its President and Chief Compliance Officer for his services to the Company.  For the fiscal year ended August 31, 2012, each of the following members of the Board of Directors and the President, Treasurer and Chief Compliance Officer received compensation from the Company in the following amounts:

Name of Director/Officer	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors or Officers
FISCAL YEAR ENDED AUGUST 31, 2012
Independent Directors:
Julian A. Brodsky, Director	$1,319.97	N/A	N/A	$46,000.00
J. Richard Carnall, Director	$1,444.00	N/A	N/A	$48,000.00
Gregory P. Chandler, Director*	$270.34	N/A	N/A	$6,875.00
Nicholas A. Giordano, Director	$1,551.83	N/A	N/A	$55,000.00
Francis J. McKay, Director**	$372.42	N/A	N/A	$18,375.00
Arnold M. Reichman, Director and Chairman	$2,020.01	N/A	N/A	$68,125.00
Marvin E. Sternberg, Director***	$328.94	N/A	N/A	$11,375.00
Robert A. Straniere, Director	$1,319.90	N/A	N/A	$46,000.00
Interested Directors:
Jay F. Nusblatt, Director*	$0	N/A	N/A	$0
Robert Sablowsky, Director	$1,495.21	N/A	N/A	$50,000.00
Officers:
Salvatore Faia, Esquire, CPA Chief Compliance Officer and President	$13,576.33	N/A	N/A	$339,996.00

*Messrs. Chandler and Nusblatt were elected to the Board on June 19, 2012 and, therefore, the compensation reflected is for the period June 19, 2012 through August 31, 2012.

**Mr. McKay died on December 17, 2011.

***Mr. Sternberg died on October 29, 2011.

As of December 31, 2011, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

On October 24, 1990, the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees, pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee.  Edward J. Roach, who served as President and Treasurer until June 1, 2009, has been the only employee who has participated in the Fund Office Retirement Profit-Sharing Plan and Trust Agreement.  No officer, Director or employee of the Adviser, any Sub-Adviser or the distributor currently receives any compensation from the Company.

CODE OF ETHICS

The Company, the Adviser, certain Sub-Advisers and Foreside Funds Distributors, LLC (formerly, BNY Mellon Distributors Inc.) (“Foreside Distributors”) have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.  Roaring Blue Lion Capital Management, LLC and Starwood Real Estate Securities, LLC have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that does not permit personnel subject to the codes to invest in securities that may be purchased or held by the Fund through each sub-adviser, respectively.

PROXY VOTING

The Board of Directors has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Fund to the Fund’s Adviser and Sub-Advisers, subject to the Board’s continuing oversight.  In exercising its voting obligations, the Adviser and each Sub-Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Fund.  The Adviser and each Sub-Adviser will consider factors affecting the value of the Fund’s investments and the rights of shareholders in its determination on voting portfolio securities.

The Adviser and each Sub-Adviser will vote proxies in connection with securities in which the portion of the Fund’s assets allocated to the Adviser and each Sub-Adviser are invested, respectively, in accordance with its proxy policies and procedures, which are included in Appendix B-H to this SAI.   To assist Maerisland Capital, LLC (“Maerisland”)  in its responsibility for voting proxies and the overall proxy voting process, Maerisland has retained Risk Metrics Group Inc. (“Risk Metrics”) as an expert in the proxy voting and corporate governance area. The services provided by Risk Metrics include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. The proxy policies of the Adviser and each Sub-Adviser differ.  If the Adviser and/or one or more Sub-Advisers each has responsibility for voting a particular proxy, it is possible that the Adviser and/or the Sub-Advisers will disagree on how to vote the proxy.

The Company is required to disclose annually the Fund’s complete proxy voting record on Form N-PX.  The Fund’s proxy voting record for the most recent 12 month period ended June 30th is available upon request by calling 1-866-882-1226. The Fund’s Form N-PX is also available on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of November 30, 2012 to the Company’s knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of the Fund as indicated below. See “Additional Information Concerning Company Shares” below. Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to “control” (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of November 30, 2012
S1 Fund — Class I	Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	4,852,424.079	73.87%

S1 Fund — Class I	TD Ameritrade Inc For the Exclusive Benefit of Our Client PO BOX 2226 Omaha, NE 68103-2226	469,682.167	7.15%

As of November 30, 2012, the Directors and officers as a group owned 4.47% of the Schneider Value Fund, 1.08% of the Schneider Small Cap Value Fund and less than 1% of the outstanding shares of each other portfolio and class within the Company.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

Simple Alternatives, LLC (“SA” or the “Adviser”) is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940.  The Adviser was established in October 2009. James Dilworth owns 100% of the voting securities of the Adviser.

Advisory Agreement with the Company.  The Adviser renders advisory services to the Fund pursuant to an Investment Advisory Agreement (“Advisory Agreement”) dated as of September 30, 2010.

Subject to the supervision of the Company’s Board of Directors, the Adviser will provide for the overall management of the Fund including (i) the provision of a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents, (ii) the determination from time to time of what securities and other investments will be purchased, retained, or sold by the Fund, and (iii) the placement from time to time of orders for all purchases and sales made for the Fund.  The Adviser will provide the services rendered by it in accordance with the Fund’s investment objective, restrictions and policies as stated in the Prospectuses and in this SAI.  The Adviser will not be liable for any error of judgment, mistake of law, or for any loss suffered by the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its obligations and duties under the Advisory Agreement.

For its services to the Fund, the Adviser is entitled to receive a monthly advisory fee at an annual rate of 2.75% of the Fund’s average daily net assets.  The Adviser has contractually agreed to forgo all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, litigation, extraordinary items, interest or taxes) exceeds 2.95% and 3.20% of the average daily net assets attributable to the Fund’s I Shares and R Shares, respectively. This contractual limitation is in effect until at least December 31, 2014 and may not be terminated without Board approval. Because dividend expenses on short sales, acquired fund fees and expenses, brokerage commissions, litigation, extraordinary items, interest and taxes are excluded from the expense limitation, Total Annual Fund Operating Expenses (after fees forgone and expense reimbursements) are expected to exceed the applicable expense limitation. If at any time during the first three years the Fund’s Advisory Agreement with the Adviser is in effect, the Fund’s Total Annual Fund Operating Expenses for that year are less than 2.95% or 3.20%, as applicable, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund during such three-year period if such reimbursement by the Fund does not cause the Fund to exceed existing expense limitations.

The Adviser will pay all expenses incurred by it in connection with its activities under the Advisory Agreement.  The Fund bears all of its own expenses not specifically assumed by the Adviser.  General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company’s Board of Directors in such manner as it deems to be fair and equitable. Expenses borne by the Fund include, but are not limited to the following (or the Fund’s share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Fund by the Adviser; (c) filing fees and expenses relating to the registration and qualification of the Company and the Fund’s shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Company’s Directors and officers; (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or the Fund for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent Directors; (i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy material that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy materials that are not attributable to a class; (1) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders’ and Directors’ meetings; (o) costs of independent pricing services to value a portfolio’s securities; and (p) the costs of investment company literature and other publications provided by the Company to its Directors and officers.  Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Company, are allocated to such class.

For the past two fiscal years, the Fund paid Simple Alternatives advisory fees and Simple Alternatives waived advisory fees as follows:

	Advisory Fees Paid (after waivers and reimbursements)	Waivers	Reimbursements
For the fiscal period September 30, 2010 through August 31, 2011*	$93,848	$277,378	$36,305
For the fiscal year ended August 31, 2012	$1,145,311	$472,047	$0

*Commencement of operations — September 30, 2010.

Disclosure relating to the material factors and the conclusions with respect to those factors that formed the basis for the Board of Directors’ approval of the Fund’s Advisory Agreement is available in the Fund’s annual report to shareholders dated August 31, 2012, with the exception of Maerisland, which is available in the Fund’s semi-annual report dated February 29, 2012, which may be obtained by calling 1-866-882-1226 or visiting the SEC’s website at www.sec.gov.

The Advisory Agreement provides that the Adviser shall at all times have all rights in and to the Fund’s name and all investment models used by or on behalf of the Fund.  The Adviser may use the Fund’s name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder, and the Company has agreed to execute and deliver any and all documents required to indicate its consent to such use.

INVESTMENT SUB-ADVISERS

Each Sub-Adviser shall, subject to the supervision and oversight of the Adviser, manage the investment and reinvestment of such portion of the assets of the Fund, as the Adviser may from time to time allocate to such Sub-Adviser for management. The Adviser pays the Sub-Advisers out of its advisory fees.

The Fund has received an exemptive order from the SEC that permits the Adviser to engage or terminate a Sub-Adviser, and to enter into and materially amend an existing Sub-Advisory Agreement, upon the approval of the Board of Directors, without obtaining shareholder approval.  Shareholders will be notified of any changes in Sub-Advisers. The Adviser selects Sub-Advisers based upon the Sub-Adviser’s skills in managing assets pursuant to particular investment styles and strategies. The Adviser monitors existing Sub-Advisers based on their investment styles, strategies, and results in managing assets for specific asset classes. Each Sub-Adviser has discretion to select portfolio securities for its portion of the Fund, but must select those securities according to the Fund’s investment objectives and restrictions.

The Adviser does not determine what investments will be purchased or sold for the Fund with respect to the portions of the Fund managed by the Sub-Advisers.  Because each Sub-Adviser manages its portion of the Fund independently from the others, the same security may be held in two or more different portions of the Fund or may be acquired for one portion at a time when a Sub-Adviser of another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one or more of the Sub-Advisers may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Sub-Adviser or Sub-Advisers believe continued exposure to the broader securities market is appropriate. Because each Sub-Adviser directs the trading for its portion of the Fund and does not aggregate its transactions with those of the other Sub-Advisers, the Fund may incur higher brokerage costs than would be the case if a single adviser or Sub-Adviser were managing the Fund.

The current Sub-Advisers to the Fund are set forth below.

Sub-Advisers
Roaring Blue Lion Capital Management, LLC (“Blue Lion”) 8115 Preston Road, Suite 550 Dallas, TX 75225	Charles W. Griege, Jr. is the Managing Partner of Blue Lion. Blue Lion employs a long/short strategy with a value oriented bias in managing its portion of the Fund.
Courage Capital Management, LLC (“Courage Capital”) 4400 Harding Road Ste. 503 Nashville, Tennessee 37205

Courage Capital is controlled by its founder, Richard C. Patton. Courage Capital employs an event driven investment strategy, including investments in special situations companies and distressed securities, in managing its portion of the Fund.

Lauren Templeton Capital Management, LLC (“LT”) 633 Chestnut Street, Suite 820 Chattanooga, Tennessee 37450	Lauren C. Templeton is managing member of LT. LT uses a global value investment strategy in managing its portion of the Fund.
Maerisland Capital, LLC (“Maerisland”) 500 Newport Center Drive, Suite 600 Newport Beach, CA 92660	Mark Beder is the principal owner of Maerisland. Maerisland uses a long/short global investment strategy that focuses on proprietary research in managing its portion of the Fund.
Starwood Real Estate Securities, LLC (“SRES”) 591 West Putnam Avenue Greenwich, Connecticut 06830

SRES is jointly owned by Matthew C. Gilman and Barry Sternlich. SRES employs a long/short equity investment strategy, with a focus on public real estate securities, in managing its portion of the Fund.

Sub-Advisory Agreements with the Adviser.  Each of the Sub-Advisory Agreements provides that the Sub-Adviser will manage the investment and reinvestment of such portion of the assets of the Fund as the Adviser may from time to time allocate to the Sub-Adviser in accordance with the Fund’s objective, policies and restrictions and any investment guidelines established by the Adviser. Each Sub-Adviser will, subject to the supervision and control of the Adviser, determine in its discretion which issuers and securities will be purchased, held, sold or exchanged by the Fund, and will place orders with and give instruction to brokers and dealers to cause the execution of such transactions. The Sub-Advisers are required to furnish at their own expense all investment facilities necessary to perform its obligations under the Sub-Advisory Agreements.

Generally, each Sub-Advisory Agreement may be terminated without penalty by vote of the Company’s Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ written notice, or by the Adviser immediately upon notice to the Sub-Adviser, and each such agreement terminates automatically in the event of an assignment (as defined in the 1940 Act). Each Sub-Advisory Agreement also may be terminated by a Sub-Adviser upon 30 days’ written notice and automatically terminates upon termination of the Advisory Agreement.

Disclosure relating to the material factors and conclusions with respect to those factors that formed the basis for the Board of Directors’ approval of each Sub-Advisory Agreement is available in the Fund’s annual report to shareholders dated August 31, 2012, except for the Sub-Advisory Agreement related to Maerisland, which is available in the Fund’s semi-annual report dated February 29, 2012. These reports may be obtained by calling 1-866-882-1226 or visiting the SEC’s website at www.sec.gov.

THE PORTFOLIO MANAGERS

This section includes information about the Fund’s portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Other Accounts.  In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below.  The information below is provided as of August 31, 2012.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
1. James Dilworth	Other Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	0	$0	0	$0

2 Bruce MacDonald	Other Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	0	$0	0	$0

Compensation.  The Adviser compensates the Fund’s portfolio managers for their management of the Fund.  Each of the portfolio manager’s compensation consists of a cash base salary and a discretionary performance bonus paid in cash that is based on overall profitability of the Adviser and performance of the Fund, and therefore in part based on the value of the Fund’s net assets and other client accounts they are managing.

Conflicts of Interests.  The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts may have the same investment objective as the Fund.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another.  Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund.  However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated, and they will generally be allocated pro rata in proportion to the size of the orders or redemptions placed.

Blue Lion

Other Accounts.  In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below.  The information below is provided as of August 31, 2012.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets*	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee Based on Performance
1. Charles W. Griege, Jr.	Other Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	2	$100M	2	$100M
	Other Accounts:	0	$0	0	$0

* Total assets under management for Blue Lion were approximately $106 million as of November 30, 2012.

Compensation.  Blue Lion compensates the Fund’s portfolio manager for his management of the Fund.  The portfolio manager’s compensation consists of a cash base salary and a bonus paid in cash that is based on overall profitability of Blue Lion and the performance of the Fund, and therefore in part based on the value of the Fund’s net assets and other client accounts they are managing.

Conflicts of Interests.  The portfolio manager’s management of other accounts may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts may have the same investment objective as the Fund.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another.  Another potential conflict could include the portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund.  However, Blue Lion has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Courage Capital

Other Accounts.  In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below.  The information below is provided as of August 31, 2012.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets*	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
1. Richard C. Patton	Other Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	5	$394M	5	$286M
	Other Accounts:	2	$9M	2	$0

* Total assets under management for Courage Capital were approximately $450 million as of November 30, 2012.

Compensation.  Courage Capital compensates the Fund’s portfolio manager for his management of the Fund.  Courage Capital pays the portfolio manager out of its total revenues and other resources including the advisory fee earned with respect to the Fund.  The portfolio manager’s compensation includes a fixed base salary and incentive components.  It is expected that the portfolio manager will receive an incentive payment based on the revenues earned by Courage Capital from the Fund and from any other client accounts.  It is expected that the incentive compensation component with respect to all portfolios managed by the portfolio manager can, and typically will, represent a significant portion of the portfolio manager’s overall compensation and can vary significantly from year to year.

Conflicts of Interests.  The portfolio manager manages multiple portfolios for multiple clients.  These accounts presently include private pooled investment vehicles and other separately managed accounts.  The portfolio manager may have responsibility for managing multiple accounts with a common investment strategy or several investment strategies.  Accordingly, client portfolios may have investment objectives, strategies, time horizons, tax considerations, and risk profiles that differ from those of the Fund.  The portfolio manager makes investment decisions for the Fund based on its investment objective, policies, practices, cash flows, and other relevant investment considerations.  Consequently, the portfolio manager may purchase or sell securities for one client portfolio and not another client portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios.  The portfolio manager may place transactions on behalf of other clients that are directly or indirectly contrary to investment decisions made on behalf of the Fund, which has the potential to adversely impact the Fund, depending on market conditions.  In addition, some of these other client account structures may have fee structures, such as performance based fees, that differ (and may be higher than) the Fund.  Accordingly conflicts of interest may arise when Courage Capital has a particular financial incentive, such as a performance-based fee relating an account. In recognition of the fact that conflicts of interest are inherent in the investment management business, Courage Capital has adopted policies and procedures reasonably designed to identify and manage the effects of actual or potential conflicts of interest in the areas of employee personal trading, managing multiple accounts for multiple clients, and allocation of investment opportunities.  All employees of Courage Capital are subject to these policies.

LT

Other Accounts.  In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below.  The information below is provided as of August 31, 2012.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets*	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
1. Lauren C. Templeton	Other Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	3	$54.2M	3	$54.2M
	Other Accounts:	18	$74.8M	1	$59.0M
2 Scott Phillips	Other Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	3	$54.2M	3	$54.2M
	Other Accounts:	18	$74.8M	1	$59.0M

* Total assets under management for LT were approximately $125 million as of November 30, 2012.

Compensation.  LT compensates the Fund’s portfolio managers for their management of the Fund.  As members of the firm, each portfolio manager shares in the profits of the business and is not compensated with any fixed compensation, such as a salary.

Conflicts of Interests.  The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts may have the same investment objective as the Fund.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another.  Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund.  However, LT has established policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades.

Maerisland

Other Accounts. In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of August 31, 2012.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets*	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
1. Mark Beder	Other Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	1	$4M	1	$4M
	Other Accounts:	0	$0	0	$0

* Total assets under management for Maerisland were approximately $21 million, as of November 30, 2012.

Compensation. Maerisland compensates the Fund’s portfolio manager for his management of the Fund.  As a member of senior management of the firm, the portfolio manager has ownership of the business and has compensation tied directly to the performance of the business. He is not compensated with any fixed compensation, such as a salary.

Conflicts of Interests. Maerisland will be subject to a variety of conflicts of interest in managing the Fund’s assets and affairs. For example, Maerisland will manage other U.S. investment partnerships as well as offshore investment funds and other investment accounts, including an offshore investment fund with substantially the same investment objectives as the Fund. These investment partnerships, funds and accounts may afford investors or accountholders more advantageous information, or other rights than those afforded to the Fund and may have different compensation arrangements. Maerisland may in the future manage additional investment funds and/or client accounts, and serve as investment manager or general partner of those entities. Some of those other investment funds and client accounts may have investment objectives similar in some respects or substantially identical to the Fund’s. Maerisland and its members and affiliates may invest or have an interest in those other investment funds or accounts and may themselves invest or trade in securities and other instruments, including positions in which the Fund invests. Neither Maerisland nor any of its affiliates is obligated to make any particular investment opportunity available to the Fund or to refrain from taking advantage of any opportunity, either for such other accounts or for themselves.

Incentive Allocation. The structure and payment of an incentive allocation to an affiliate of Maerisland by one or more other funds may involve a conflict of interest. The incentive allocation could encourage Maerisland to make riskier or more speculative investments than it otherwise would. The aggregate amounts the General Partner receives from other funds may be greater than amounts received by some investment advisers for similar services, although they may be lower than amounts received by other investment advisers.

Other Business Relationships and Activities.  Maerisland and their respective members and employees devote as much of their resources and time to the Fund’s activities as Maerisland deem necessary and appropriate. Maerisland will serve as investment manager to at least one domestic fund and one offshore investment fund with substantially the same investment objectives as the Fund. Maerisland may in the future serve as investment manager of other investment funds and/or pooled investment vehicles, as well as of separate client accounts. Those other funds, vehicles or accounts may have investment objectives substantially the same as, or that overlap with, those of the Fund, or may have investment objectives that are substantially different from the Fund’s. These activities could be viewed as creating a conflict of interest in that the time, effort and resources of Maerisland and their personnel must be allocated between managing the Fund and their other activities. Differences in investment objectives and compensation arrangements between the Fund and other accounts managed by Maerisland may also create conflicts with respect to trading activities, investment opportunities and particular portfolio positions.

Transaction and Investment Opportunities. Conflicts of interest may arise in connection with transactions for the Fund’s account with transactions for other investment vehicles in which Maerisland and/or its affiliates are involved, any other advisory clients Maerisland may have and Maerisland or its members, employees and affiliates. Notwithstanding these conflicts, Maerisland will allocate transactions and opportunities among the various accounts it manages in a manner it believes to be as equitable as possible, considering each account’s objectives, programs, limitations and capital available for investment, but even accounts with similar objectives will often have different investment portfolios. In addition, Maerisland has adopted a Code of Ethics and conduct that describes the standards of business conduct that it requires of employees and accounts owned predominantly by persons associated with Maerisland, and establishes procedures intended to prevent Maerisland and its personnel, and certain of their relatives, from inappropriately benefiting from Maerisland or relationships with its clients.

SRES

Other Accounts.  In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below.  The information below is provided as of August 31, 2012.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets*	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
1. Matthew C. Gilman	Other Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	8	$618.4M	8	$618.4M
	Other Accounts:	0	$0	0	$0

* Total assets under management for SRES were approximately $660 million, as of November 30, 2012.

Compensation.  SRES compensates the Fund’s portfolio manager for its management of the Fund.  The portfolio manager’s compensation consists of a cash base salary, a discretionary performance bonus paid in cash that is based on overall profitability of SRES and performance of the Fund, an allocation as a general partner in the firm and profit participation in the firm.

Conflicts of Interests.  The portfolio manager’s management of other accounts may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts may have the same investment objective as the Fund.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another.  Another potential conflict could include the portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund.  However, SRES has established policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades.

Fund Shares Owned by Portfolio Managers. The Fund is required to show the dollar amount range of the portfolio managers’ “beneficial ownership” of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC.  “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).  As of the fiscal year ended August 31, 2012, the portfolio managers owned the following amounts of Fund shares:

Name	Dollar Range of Fund Shares
Simple Alternatives, LLC
James Dilworth	$100,001-$500,000
Bruce MacDonald	$100,001-$500,000
Blue Lion Capital Management, LLC
Charles W. Griege, Jr.	None
Courage Capital Management, LLC
Richard C. Patton	None
Lauren Templeton Capital Management, LLC
Lauren C. Templeton	None
Scott Phillips	None
Maerisland Capital, LLC
Mark Beder	None
Starwood Real Estate Securities, LLC
Matthew C. Gilman	None

ADMINISTRATION AND ACCOUNTING AGREEMENT

BNY serves as administrator to the Fund pursuant to administration and accounting services agreements dated September 30, 2010 with respect to the Fund (the “Administration Agreements”).  BNY has agreed to furnish to the Fund statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund.  In addition, BNY has agreed to prepare and file various reports with the appropriate regulatory agencies and prepare materials required by the SEC or any state securities commission having jurisdiction over the Fund.  The Administration Agreement provides that BNY shall be obligated to exercise care and diligence in the performance of its duties, to act in good faith and to use its best efforts, within reasonable limits, in performing services thereunder. BNY shall be responsible for failure to perform its duties under the Administration Agreement arising out of its willful misfeasance, bad faith, gross negligence or reckless disregard. For its services to the Fund, BNY is entitled to receive a fee calculated at an annual rate of 0.08% of the Fund’s first $250 million of average net assets; 0.065% of the Fund’s next $250 million of average net assets; 0.055 of the Fund’s next $250 million of average net assets; 0.040% of the Fund’s next $750 million of average net assets; and 0.03% of the Fund’s average net assets in excess of $1.5 billion.

Prior to September 2012, the minimum monthly fee will be $5,833 per month, exclusive of financial typesetting fees, costs of obtaining independent security market quotes, data repository and analytics suite access fees, sub-advisor fees, bank loan processing fees and out-of-pocket expenses. Effective September 1, 2012 until the earlier of (i) the Fund reaching $100 million in net assets or (ii) August 31, 2013 (the earlier of such dates, the “Escalation Date”), the minimum monthly fee will be $4,375 per month.  Effective as of the Escalation Date, for a period of consecutive months equal to the period from September 1, 2012 to the Escalation Date (the “Escalation Period”), the minimum monthly fee will be $7,292 per month.  Following the Escalation Period, the minimum monthly fee will return to $5,833 per month.  Due to the effect of the Adviser’s current contractual fee waiver agreement, the Adviser will benefit in the short-term from the lower minimum monthly fees.

In addition, prior to September 1, 2012, the Fund paid BNY an annual multi-manager fee of $12,000 for each Sub-Adviser to the Fund.  Effective September 1, 2012 until the Escalation Date, the annual multi-manager fee will be $6,000 per Sub-Adviser.  Effective as of the Escalation Date, for the Escalation Period, the annual multi-manager fee will be $18,000 per Sub-Adviser.  Following the Escalation Period, the annual multi-manager fee will return to $12,000 per Sub-Adviser.  Due to the effect of the Adviser’s current contractual fee waiver agreement, the Adviser will benefit in the short-term from the lower annual multi-manager fees.

The Fund shall pay a termination fee to BNY if BNY ceases to serve as administrator to the Fund within the period from the Effective Date to the Escalation Date, provided, however, there shall be no termination fee where the Administrator initiates the termination.  Such termination fee for a termination within this period is $3,958 multiplied by the number of months that have elapsed from the Effective Date until the termination date.  A termination fee shall also apply if BNY ceases to serve as administrator to the Fund within the period from the Escalation Period, provided, however, there shall be no termination fee where the Administrator initiates the termination.  Such termination fee for a termination within this period is $3,958 multiplied by the number of months remaining between the termination date and the end of the Escalation Period.

The Administration Agreement provides that BNY shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder.

On June 1, 2003, the Company entered into a regulatory administration services agreement with BNY.  Under this agreement, BNY has agreed to provide regulatory administration services to the Company.  These services include the preparation and coordination of the Company’s annual post-effective amendment filing and supplements to the Fund’s registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company’s regulatory administration.  BNY receives an annual fee based on the average daily net assets of the portfolios of the Company.

For the past two fiscal years, the S1 Fund paid BNY administration, accounting and regulatory administration fees and related out of pocket expenses as follows:

	Administration, Accounting and Regulatory Administration Fees Paid (after waivers and reimbursements)	Waivers	Reimbursements
For the fiscal period September 30, 2010 through August 31, 2011 *	$89,808	$20,543	$0

For the fiscal year ended August 31, 2012	$172,883	$12,000	$0

*Commencement of operations — September 30, 2010.

CUSTODIAN AGREEMENT

The Bank of New York Mellon (“BNY Mellon”), One Wall Street, New York, New York 10286, is custodian of the Fund’s assets pursuant to a Custodian Agreement dated July 18, 2011.  Under the Custodian Agreement, BNY Mellon:  (a) maintains a separate account or accounts in the name of the Fund; (b) holds and transfers portfolio securities on account of the Fund; (c) accepts receipts and makes disbursements of money on behalf of the Fund; (d) collects and receives all income and other payments and distributions on account of the Fund’s portfolio securities; and (e) makes periodic reports to the Company’s Board of Directors concerning the Fund’s operations.  BNY Mellon is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that BNY Mellon remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian.  The Fund has made arrangements with BNY Mellon Investment Servicing Trust Company to serve as custodian for Individual Retirement Accounts (“IRAs”). For its services to the Fund under the Custodian Agreement, BNY Mellon receives a fee, calculated daily and payable monthly, of 0.01% of the Fund’s first $250 million of average gross assets; 0.0075% of the Fund’s next $250 million of average gross assets; and 0.005% of the Fund’s average gross assets in excess of $500 million, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund.

TRANSFER AGENCY AGREEMENT

BNY, 301 Bellevue Parkway, Wilmington, Delaware 19809  serves as the transfer and dividend disbursing agent for the Fund pursuant to a transfer agency agreement dated November 5, 1991, as supplemented (the “Transfer Agency Agreement”), under which BNY:  (a) issues and redeems shares of the Fund; (b) addresses and mails all communications by the Fund to record owners of the shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Company’s Board of Directors concerning the operations of the Fund.  BNY may, on 30 days’ notice to the Company, assign its duties as transfer and dividend disbursing agent to any affiliate. For its services to the Fund under the Transfer Agency Agreement, BNY receives a fee at the annual rate of $20.00 per direct account, $8.00 per network level 3 account and $3.60 per inactive account in the Fund, with a minimum monthly fee of $4,166 per class payable monthly on a pro rata basis, exclusive of out-of-pocket expenses, and also receives reimbursement of its out-of-pocket expenses.

BNY also provides services relating to the implementation of the Company’s Anti-Money Laundering Program.  The Company pays an annual fee, ranging from $3,000 - $50,000, based on the number of open accounts in each portfolio of the Company.  In addition, BNY provides services relating to the implementation of the Fund’s Customer Identification Program, including verification of required customer information and the maintenance of records with respect to such verification.  The Fund will pay BNY $2.25 per customer verification and $0.02 per month per record result maintained.

DISTRIBUTION AGREEMENT AND PLAN OF DISTRIBUTION

Foreside Distributors, whose principal business address is 400 Berwyn Park, 899 Cassatt Road, Berwyn, PA 19312, serves as the underwriter to the Fund pursuant to the terms of a distribution agreement, effective as of April 1, 2012, as supplemented (the “Distribution Agreement”).  Pursuant to the Distribution Agreement and the related Plan of Distribution for R Shares (the “Plan”), which was adopted by the Company in the manner prescribed by Rule 12b-1 under the 1940 Act, Foreside Distributors will use appropriate efforts to solicit orders for the sale of the Fund’s shares.  Payments to Foreside Distributors under the Plan are to compensate it for distribution assistance and expenses assumed and activities intended to result in the sale of R Shares including advertising, printing and mailing of prospectuses to others than current shareholders, compensation to underwriters, compensation to broker-dealers, compensation to sales personnel, and interest, carrying or other financing changes.  Foreside Distributors engages in a continuous offering of shares of the Fund.  As compensation for its distribution services, Foreside Distributors receives, pursuant to the terms of the Distribution Agreement, a distribution fee under the Plan, to be calculated daily and paid monthly by the R Shares of the Fund, at the annual rate set forth in the R Shares Prospectus.  The Adviser pays an annual fee to Foreside Distributors as compensation for underwriting services rendered to the Fund pursuant to the Distribution Agreement.

Among other things, the Plan provides that: (1) Foreside Distributors shall be required to submit quarterly reports to the Directors of the Company regarding all amounts expended under the Plan and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Company’s Directors, including a majority of those Directors who are not “interested persons” (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by the Fund on the distribution of the Fund’s shares of a Class under the Plan shall not be materially increased without shareholder approval; and (4) while the Plan remains in effect, the selection and nomination of the Company’s Directors who are not “interested persons” of the Company (as defined in the 1940 Act) shall be committed to the discretion of such Directors who are not “interested persons” of the Company. The Fund did not have Plan expenses for the fiscal year ended August 31, 2012 because Class R shares were not yet operational.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets.  Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events.  The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates.  A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

FUND TRANSACTIONS

Subject to policies established by the Board and applicable rules, the Adviser and Sub-Advisers are responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund.  In executing portfolio transactions, the Adviser and Sub-Advisers seek to obtain the best price and most favorable execution for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved.  While the Adviser and Sub-Advisers generally seek reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

Brokerage Transactions

Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser and Sub-Advisers may place a combined order for two or more accounts they manage, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser, the Sub-Advisers and the Company’s Board of Directors that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser and Sub-Advisers believe that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the past two fiscal years, the Fund paid the following commissions to brokers on account of research services:

S1 Fund

For the fiscal period September 30, 2010 through August 31, 2011 *	$59,775.18

For the fiscal year ended August 31, 2012	$133,833.37

*Commencement of operations — September 30, 2010.

The following chart shows the aggregate brokerage commissions paid by S1 Fund for the past two fiscal years:

S1 Fund

For the fiscal period September 30, 2010 through August 31, 2011 *	$205,921.61

For the fiscal year ended August 31, 2012	$432.238.53

*Commencement of operations — September 30, 2010.

The Fund is required to identify any securities of the Company’s regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of the most recent fiscal year. As of August 31, 2012, there were no securities held by the Fund of its regular broker-dealers.

Brokerage Selection

The Company does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund’s Adviser and Sub-Advisers may select a broker based upon brokerage or research services provided to the Adviser or applicable Sub-Adviser. The Adviser and Sub-Advisers may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits an investment adviser or sub-adviser, under certain circumstances, to cause a fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, certain Sub-Advisers may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the applicable Sub-Advisers believe that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the applicable Sub-Advisers might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Sub-Advisers may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Sub-Advisers will be in addition to and not in lieu of the services required to be performed by the Sub-Adviser under its Sub-Advisory Agreement. Any advisory or other fees paid to the Sub-Advisers are not reduced as a result of the receipt of research services.

In some cases a Sub-Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the applicable Sub-Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the applicable Sub-Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Sub-Adviser faces a potential conflict of interest, but each applicable Sub-Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser and Sub-Advisers with research services. The Financial Industry Regulatory Authority (“FINRA”) has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

PURCHASE AND REDEMPTION INFORMATION

You may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire.  The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Fund’s shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Fund’s NAV.  If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash.  A shareholder will also bear any market risk or tax consequences as a result of a payment in securities.  The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the “NYSE”) is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.  (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions).

Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectuses from time to time; (2) if such redemption is, in the opinion of the Company’s Board of Directors, desirable in order to prevent the Company or any Fund from being deemed a “personal holding company” within the meaning of the Code; (3) or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company’s responsibilities under the 1940 Act.

The Fund has the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

Other Purchase Information

If shares of the Fund are held in a “street name” account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner’s account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent.  Since the Fund will have no record of the beneficial owner’s transactions, a beneficial owner should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account.  The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Dealer.

TELEPHONE TRANSACTION PROCEDURES

The Company’s telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match the Company’s records; (3) requiring the Company’s service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than Foreside Distributors), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller’s authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under a power of attorney.

VALUATION OF SHARES

Subject to the approval of the Company’s Board of Directors, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments.  This may result in the securities being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used.  All cash, receivables, and current payables are carried on the Fund’s books at their face value.  Other assets, if any, are valued at fair value as determined in good faith by the Fund’s Valuation Committee under the direction of the Company’s Board of Directors.

TAXES

General

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectuses are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectuses and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI.  Future legislative or administrative changes or court decisions may significantly change the statements included herein, and such changes may be retroactive.

The Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, the Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest,

certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with these requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Fund may invest in commodity-linked derivative instruments, such as commodity-linked structured notes, commodity-linked securities and other derivative instruments that provide exposure to commodity markets.  The Fund has not obtained a ruling from the IRS that these investments will be treated as securities for purposes of the income and diversification tests described above.  The Fund intends to limit its investment in these instruments so that they give rise to less than 10% of its income each year and comprise less than 50% of its assets at the close of each quarter of its taxable year.  If the Fund were to fail to limit these investments, and if the investments were determined not to be securities for purposes of the income and diversification tests, the Fund could fail to qualify as a regulated investment company.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each calendar year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

State and Local Taxes

Although the Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

Taxation of Certain Investments

The tax principles applicable to transactions in financial instruments, such as futures contracts and options, that may be engaged in by the Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax.  Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share.  Currently, 80.373 billion shares have been classified into 140 classes, however, the Company only has 26 active share classes that have begun investment operations.  Under the Company’s charter, the Board of Directors has the power to classify and reclassify any unissued shares of common stock from time to time.

Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to such Fund with each other share that represents an interest in such Fund, even where a share has a different class designation than another share representing an interest in that Fund.  Shares of the Company do not have preemptive or conversion rights.  When issued for payment as described in the Prospectuses, shares of the Company will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law.  The Company’s amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class of shares. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2 the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio.  Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held.  Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

MISCELLANEOUS

Counsel

The law firm of Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000, Philadelphia, Pennsylvania 19103-6996, serves as independent counsel to the Company and the Independent Directors.

Independent Registered Public Accounting Firm

Ernst & Young, LLP, One Commerce Square, Suite 700, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as the Fund’s independent registered public accounting firm.

Financial Statements

The audited financial statements, financial highlights, and notes thereto for the fiscal year ended August 31, 2012 in the Fund’s Annual Report to shareholders (the “Annual Report”) have been audited by Ernst & Young LLP, whose report thereon also appears in the Annual Report, which is incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. Copies of the Annual Report may obtained at no charge by telephoning BNY Mellon at the phone number appearing on the front page of this SAI.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days.  The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” — A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” — A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” — A short-term obligation rated “A-3” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” — A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” — A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” — A short-term obligation rated “D” is in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks — Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.  The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” — Securities possess the highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” — Securities possess good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” — Securities possess fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” — Securities possess speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” — Securities possess high short-term default risk.  Default is a real possibility.

“RD” — Restricted default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Applicable to entity ratings only.

“D” — Default.  Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner.  Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims.  The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality.  The capacity for the payment of short-term financial obligations as they fall due is exceptionally high.  Unlikely to be adversely affected by future events.

“R-1 (middle)” — Short-term debt rated “R-1 (middle)” is of superior credit quality.  The capacity for the payment of short-term financial obligations as they fall due is very high.  Differs from “R-1 (high)” by a relatively modest degree.  Unlikely to be significantly vulnerable to future events.

“R-1 (low)” — Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial.  Overall strength is not as favorable as higher rating categories.  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” — Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.

“R-2 (middle)” — Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” — Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.  A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” — Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality.  There is a capacity for the payment of short-term financial obligations as they fall due.  May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” — Short-term debt rated “R-4” is considered to be of speculative credit quality.  The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” — Short-term debt rated “R-5” is considered to be of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” — Short-term debt rated “D” implies a financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange.  A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstance may exist.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” — An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” — An obligation rated “AA” differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” — An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” — Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” — An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” — An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” — A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default.  Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“D” — An obligation rated “D” is in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.  An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-) — The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised.  Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default.  The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” — Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” — Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” — Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” — Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” — Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” — Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” — Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” — Securities considered to be of the highest credit quality.  “AAA” ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” — Securities considered to be of very high credit quality.  “AA” ratings denote expectations of very low credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

“A” — Securities considered to be of high credit quality.  “A” ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” — Securities considered to be of good credit quality.  “BBB” ratings indicate that expectations of credit risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” — Securities considered to be speculative.  “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” — Securities considered to be highly speculative.  “B” ratings indicate that material credit risk is present.

“CCC” — A “CCC” rating indicates that substantial credit risk is present.

“CC” — A “CC” rating indicates very high levels of credit risk.

“C” — A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics.  Fitch believes that this approach better aligns obligations that have comparable expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The DBRS long-term rating scale provides an opinion on the risk of default.  That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued.  Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims.  All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”.  The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.  The following summarizes the ratings used by DBRS for long-term debt:

“AAA” -  Long-term debt rated “AAA” is of the highest credit quality.  The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” — Long-term debt rated “AA” is of superior credit quality.  The capacity for the payment of financial obligations is considered high.  Credit quality differs from “AAA” only to a small degree.  Unlikely to be significantly vulnerable to future events.

“A” — Long-term debt rated “A” is of good credit quality.  The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.”  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” — Long-term debt rated “BBB” is of adequate credit quality.  The capacity for the payment of financial obligations is considered acceptable.  May be vulnerable to future events.

“BB” — Long-term debt rated “BB” is of speculative, non-investment grade credit quality.  The capacity for the payment of financial obligations is uncertain.  Vulnerable to future events.

“B” — Long-term debt rated “B” is of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” — Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations.  There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range.  Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” — A security rated “D” implies that a financial obligation has not been met or it is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange.  A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•  Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•  Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” — A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” — A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” — A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity.  Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity.  MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating.  MIG ratings are divided into three levels — “MIG-1” through “MIG-3”.  In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade.  The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” — This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” — This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” — This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” — This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

“NR” — Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned:  a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.  The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support, generally, will terminate if the issuer’s long-term rating drops below investment grade.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” — This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” — This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” — This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” — This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” — Is assigned to an unrated obligation.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.  Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS.  Ratings are not buy, hold or sell recommendations and they do not address the market price of a security.  Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

Appendix B

SIMPLE ALTERNATIVES, LLC

(the “Adviser”)

PROXY VOTING POLICIES AND PROCEDURES

The Proxy Voting Policies and Procedures of the Adviser are set forth below. (The guidelines are reviewed periodically by the Adviser, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we” “our” and “us” refers to the Adviser).  The Adviser will delegate the voting of proxies to the underlying sub-advisers, who will vote in accordance with this policy.

Introduction

As an investment adviser registered under the Investment Advisers Act of 1940 (the “Advisers Act”), we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

We vote proxies relating to our portfolio securities in the best interest of our clients. We review on a case-by-case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by our clients. Although we generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by the senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information about how we voted proxies by making a written request for proxy voting information to: Chief Compliance Officer, Simple Alternatives, LLC, 90 Grove Street, Suite 205, Ridgefield, CT 06877.

Adopted: September, 2010

B-1

Appendix C

PROXY VOTING POLICY OF BLUE LION CAPITAL MANAGEMENT, LLC

This statement sets forth the current policies and procedures of the Firm with regard to the voting of proxies over which the Firm has investment responsibility. These policies and procedures are available to the Firm’s Clients upon request.

 The Firm acts in a fiduciary capacity with respect to each of its Clients (including private funds) and, therefore, the Firm must act to maximize the value of the accounts it manages. Each proxy proposal is reviewed on a case-by-case basis by a member of the Firm’s portfolio management team. It is Firm policy generally to vote against any management proposals that the Firm believes could prevent companies from realizing their maximum market value, or would insulate companies and/or management, from accountability to shareholders or prudent regulatory compliance. For example, the Firm will generally vote against any proposal that attempts to limit shareholder democracy, such as increased indemnification protections for directors or officers, or unequal voting rights, in a way that could restrict the ability of the shareholders to realize the value of their investment. The Firm will generally support proposals aimed at effectuating standard and necessary aspects of business operations, which will not typically have a significant effect on the value of the investment, such as name changes, elections of directors and employee stock purchase or ownership plans.

A record of all proxy decisions and the rationale for voting will be retained and available for inspection by Clients at any time in accordance with the procedures listed below.

Conflicts of Interest. The Firm must act as a fiduciary when voting proxies on behalf of its Clients. In that regard, the Firm will seek to avoid possible conflict of interest in connection with proxy voting as follows:

Where the Firm identifies a potential conflict of interest (such as if the Firm or an Employee is affiliated or associated with the issuer or the Firm holds the issuer’s securities on a proprietary basis), the Firm will initially determine whether such potential conflict is material. Where the Firm determines there is a potential for a material conflict of interest regarding a proxy, the Firm will take one or some of the following steps: (i) inform the Client of the material conflict and the Firm’s voting decision; (ii) discuss the proxy vote with the Client; (iii) fully disclose the material facts regarding the conflict and seek the Client’s consent to vote the proxy as intended; and/or (iv) seek the recommendations of an independent third party. The Firm will document the steps it took to evidence that the proxy vote or abstention was in the best interest of the Client and not the product of any material conflict. Such documentation will be maintained in accordance with required recordkeeping procedures. See Recordkeeping above.

Disclosure of Policies and Procedures. The Firm will provide a summary of these policies and procedures in its Form ADV, Part II (or in a separate disclosure) to be furnished to Clients. The Firm will further provide a copy of these policies and procedures to any Client upon request. In addition, the Firm will inform its Clients how they can obtain further proxy voting information about their own proxies.

Disclosure of Voting Record. Upon a request from a Client, the Firm will furnish to such Client its proxy voting record with respect to such Client’s securities.

ERISA Considerations. ERISA prohibits fiduciaries from acting on behalf of a plan in situations in which the fiduciary is subject to a conflict of interest. Thus, if the Firm determines that it has a conflict of interest with respect to the voting of proxies, the Firm must either seek the Client’s informed direction or retain an independent person to direct the Firm how to vote the proxy in the best interests of the ERISA account.

Procedures

Receipt of Proxy Materials. The Firm receives proxy materials from issuers, custodians or broker-dealers through the mail in hard copy form with respect to any securities held in Client accounts.

Voting Decisions. The portfolio manager(s) has (have) responsibility for reviewing proxy materials and deciding how to vote on each issue or initiative for the securities he or she trades.

C-1

Recusal from Voting. Any Employee who has a direct or indirect pecuniary interest in any issue presented for voting, or any relationship with the issuer, must so inform the Chief Compliance Officer and recuse him or herself from decisions on how proxies with respect to that issuer are voted.

Record of Votes Cast. Each year a member of each responsible portfolio management team creates a spreadsheet showing each security with respect to which votes were cast, the number of shares voted and how they were voted on each issue. The spreadsheet is maintained and updated to show such information for each proxy received throughout the year.

Client Requests for Votes. If a Client requests that their proxies be voted in a specific way on a specific issue, the portfolio manager or a member of the portfolio management team will advise the Client that it cannot accommodate the request

Client Requests for Voting Record. Clients may request information concerning how their proxies were voted. The portfolio manager or a member of the portfolio management team will notify the Chief Compliance Officer if he or she receives such request and will respond to such requests showing how Client shares were voted on particular issues.  The Chief Compliance Officer will maintain a copy of all such requests and responses.

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APPENDIX D

COURAGE CAPITAL MANAGEMENT, LLC

PROXY VOTING POLICY AND PROCEDURES

I.                                        Statement of Policy

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When the Adviser has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II.                                   Proxy Voting Procedures

All proxies received by the Adviser will be sent to the Compliance Officer. The Compliance Officer will:

•                  Keep a record of each proxy received;

•                  Forward the proxy to the Chief Manager;

•                  Determine which accounts managed by the Adviser hold the security to which the proxy relates;

•                  Provide the Chief Manager with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which the Adviser must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

•                  Absent material conflicts (see Section IV below), the Chief Manager will determine how the Adviser should vote the proxy. The Chief Manager will send its decision on how the Adviser will vote a proxy to the Compliance Officer. The Compliance Officer is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.

•                  The Adviser may retain a third party to assist it in coordinating and voting proxies with respect to client securities. If so, the Compliance Officer will monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

III.                              Voting Guidelines

In the absence of specific voting guidelines from the client, the Adviser will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. The Adviser believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

•                  Generally, the Adviser will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

•                  Generally, the Adviser will vote against proposals that make it more difficult to replace members of the issuer’s board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

For other proposals, the Adviser shall determine whether a proposal is in the best interests of its clients and may take into account the following factors, among others:

•                  whether the proposal was recommended by management and the Adviser’s opinion of management;

•                  whether the proposal acts to entrench existing management; and

•                  whether, in the Adviser’s opinion, the proposal fairly or overly compensates management for past and future performance.

IV.                               Conflicts of Interest

1.                                      The Chief Manager shall disclose all known conflicts to the Compliance Officer.

2.                                      The Compliance Officer will identify any additional conflicts that exist between the interests of the Adviser and its clients. This examination will include a review of the relationship of the Adviser and its affiliates with the issuer of each security and any of the issuer’s affiliates to determine if the issuer is a client of the Adviser or an affiliate of the Adviser or has some other relationship with the Adviser or a client of the Adviser.

If a material conflict exists, the Adviser will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. The Adviser will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when the Adviser determines it has a material conflict that affects its best judgment as an ERISA fiduciary, the Adviser will give the ERISA client the opportunity to vote the proxies themselves. Absent the client reserving voting rights, the Adviser will vote the proxies solely in accordance with the policies outlined in Section III. “Voting Guidelines” above.

V.                                    Disclosure

1.                                      The Adviser will disclose in its Form ADV Part II that clients may contact the Compliance Officer, via e-mail or telephone, in order to obtain information on how the Adviser voted such client’s proxies, and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy about which the client has inquired, (a) the name of the issuer; (b) the proposal voted upon, and (c) how the Adviser voted the client’s proxy.

2.                                      A concise summary of this Proxy Voting Policy and Procedures will be included in the Adviser’s Form ADV Part II, and will be updated whenever these policies and procedures are updated. The Compliance Officer will arrange for a copy of this summary to be sent to all existing clients (who will already have been sent Adviser’s Form ADV Part II, which is required to be offered to clients annually) either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

VI.                               Recordkeeping

The Compliance Officer will maintain files relating to the Adviser’s proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

•                  Copies of this proxy voting policy and procedures, and any amendments thereto.

•                  A copy of each proxy statement that the Adviser receives.

•                  A record of each vote that the Adviser casts.

•                  A copy of each written client request for information on how the Adviser voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

Appendix E

Lauren Templeton Capital Management, LLC

PROXY VOTING POLICIES AND PROCEDURES

A.            Introduction

Lauren Templeton Capital Management, LLC (“LTCM”) generally does not vote proxies on behalf of clients unless directed by the client to do so. In the event that a client directs LTCM to vote its proxies, LTCM has adopted and implemented policies and procedures for voting proxies in the best interest of clients. While decisions about how to vote must be determined on a case-by-case basis, LTCM’s general policies and procedures for voting proxies are set forth below.

B. Specific Proxy Voting Policies and Procedures

If LTCM is requested by a client to vote its proxies, LTCM will vote such proxies in the manner that serves the best interests of their clients in accordance with this policy. The following details LTCM’s philosophy and practice regarding the voting of proxies.

1.              General

Proxy proposals should be individually reviewed to determine whether the proposal is in the best interests of its clients. As a result, similar proposals for different companies may receive different votes because of different corporate circumstances.

2. Procedures

To implement LTCM’s proxy voting policies, LTCM has developed the following procedures for voting proxies.

a. Upon receipt of a corporate proxy by LTCM, the special or annual report and the proxy are submitted to LTCM’s proxy voting manager or designee (the “Proxy Manager”). LTCM may enlist the assistance of a third party, with final votes approved by the Portfolio Manager, to assist with voting and recordkeeping according to these guidelines and procedures.

b. The Proxy Manager will then vote the proxies yes, no, abstention or determine not to vote based on this policy.

c. The Proxy Manager will maintain records related to its proxy votes which may include copies of each annual report, proposal, proposal summary, actual vote, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act (see discussion in Section E below). With respect to proxy votes on topics deemed, in the opinion of the Proxy Manager, to be controversial or particularly sensitive, the Proxy Manager may provide a written explanation for the proxy vote which will be maintained with the record of the actual vote in LTCM’s files.

C. Voting Guidelines

While LTCM’s policy is to review each proxy proposal on its individual merits, LTCM has adopted guidelines for certain types of matters to assist the Proxy Manager in the review and voting of proxies. These guidelines are set forth below:

1.              Corporate Governance

a. Election of Directors and Similar Matters

In an uncontested election, LTCM will generally vote in favor of management’s proposed directors. In a contested election, LTCM will evaluate proposed directors on a case-by-case basis. With respect to proposals regarding the structure of a company’s Board of Directors, LTCM will review any contested proposal on its merits.

Notwithstanding the foregoing, LTCM expects to support proposals to:

•                  Limit directors’ liability and broaden directors’ indemnification rights;

And expects to generally vote against proposals to:

•                  Adopt or continue the use of a classified Board structure; and

•                  Add special interest directors to the board of directors (e.g., efforts to expand the board of directors to control the outcome of a particular

b. Audit Committee Approvals

LTCM generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances. LTCM will generally vote to ratify management’s recommendation and selection of auditors.

c. Shareholder Rights

LTCM may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis. Notwithstanding the foregoing, LTCM expects to generally support proposals to:

•                  Adopt confidential voting and independent tabulation of voting results; and

•                  Require shareholder approval of poison pills;

And expects to generally vote against proposals to:

•                  Adopt super-majority voting requirements; and

•                  Restrict the rights of shareholders to call special meetings, amend the bylaws or act by written consent.

2.              Anti-Takeover Measures, Corporate Restructurings and Similar Matters

LTCM may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company. These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company’s stock. Notwithstanding the foregoing, LTCM expects to generally support proposals to:

•                  Prohibit the payment of greenmail (i.e., the purchase by the company of its own

•                  shares to prevent a hostile takeover);

•                  Adopt fair price requirements (i.e., requirements that all shareholders be paid the

•                  same price in a tender offer or takeover context), unless the Proxy Manager

•                  deems them sufficiently limited in scope; and

•                  Require shareholder approval of “poison pills.”

•

And expects to generally vote against proposals to:

•                  Adopt classified boards of directors;

•                  Reincorporate a company where the primary purpose appears to the Proxy Manager to be the creation of takeover defenses; and

•                  Require a company to consider the non-financial effects of mergers or acquisitions.

3.              Capital Structure Proposals

LTCM will seek to evaluate capital structure proposals on their own merits on a case-bycase basis.

Notwithstanding the foregoing, LTCM expects to generally support proposals to:

•                  Eliminate preemptive rights.

4.              Compensation

a.              General

LTCM generally supports proposals that encourage the disclosure of a company’s compensation policies. In addition, LTCM generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance. LTCM may consider any contested proposal related to a company’s compensation policies on a case-by-case basis.

Notwithstanding the foregoing, LTCM expects to generally support proposals to:

•                  Require shareholders approval of golden parachutes; and

•                  Adopt golden parachutes that do not exceed 1 to 3 times the base

•                  compensation of the applicable executives.

And expects to generally vote against proposals to:

•                  Adopt measures that appear to the Proxy Manager to arbitrarily limit executive or employee benefits.

5.              Stock Option Plans and Share Issuances

LTCM evaluates proposed stock option plans and share issuances on a case-by-case basis. In reviewing proposals regarding stock option plans and issuances, LTCM may consider, without limitation, the potential dilutive effect on shareholders and the potential short and long-term economic effects on the company. We believe that stock option plans do not necessarily align the interest of executives and outside directors with those of shareholders. We believe that well thought out cash compensation plans can achieve these objectives without diluting shareholders ownership. Therefore, we generally will vote against stock option plans. However, we will review these proposals on a case-bycase basis to determine that shareholders interests are being represented. We certainly are in favor of management, directors and employees owning stock, but prefer that the shares are purchased in the open market.

Notwithstanding the foregoing, LTCM expects to generally vote against proposals to:

•                  Establish or continue stock option plans and share issuances that are not in the best interest of the shareholders.

6.              Corporate Responsibility and Social Issues

LTCM generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management. These types of proposals, often initiated by shareholders, may request that the company disclose or amend certain business practices.

LTCM will generally vote against proposals involving corporate responsibility and social issues, although LTCM may vote for corporate responsibility and social issue proposals that LTCM believes will have substantial positive economic or other effects on a company or the company’s stock.

7.              Foreign Securities

LTCM will generally not vote foreign proxies due to the limited amount of information provided and because shares may of these securities may be blocked and trading may be restricted until completion of the meeting.

D. Conflicts

In cases where LTCM is aware of a conflict between the interests of a client(s) and the interests of LTCM or an affiliated person of LTCM (e.g., a portfolio holding is a client or an affiliate of a client of LTCM), the LTCM will take the following steps:

(a) vote matters that are specifically covered by this Proxy Voting Policy (e.g., matters where the LTCM’s vote is strictly in accordance with this Policy and not in its discretion) in accordance with this Policy; and

(b) for other matters, contact the client for instructions with respect to how to vote the proxy.

E. Disclosure of Proxy Voting Policy

Upon receiving a written request from a client, LTCM will provide a copy of this policy within a reasonable amount of time. If approved by the client, this policy and any requested records may be provided electronically.

F. Recordkeeping

LTCM shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i) A copy of this Policy;

(ii) Proxy Statements received regarding client securities;

(iii) Records of votes cast on behalf of clients;

(iv) Any documents prepared by LTCM that were material to making a decision how to vote, or that memorialized the basis for the decision; and

(v) Records of client requests for proxy voting information.

LTCM may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by LTCM that are maintained with a third party such as a proxy voting service, provided that LTCM has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

G. Class Action Suits/Litigation

LTCM follows certain steps and procedures to ensure that LTCM has acted responsibly and made its decision to include or exclude portfolios from class action suits and litigation based on the best information available. When LTCM is an investment manager or trustee for all or a portion of the assets of an ERISA plan, it will follow ERISA fiduciary duty rules in determining whether to include or exclude the particular portfolio from the class action suit or litigation.

When LTCM management becomes aware of a class action lawsuit potentially applicable to a Fund, LTCM management will review information about the litigation and its details, and the eligibility requirements to join the class action. LTCM may then determine whether it is advisable for the Fund to participate in the class action. In making its determination, LTCM may consider, among other things, whether the potential recovery from the class action would be material for the Fund and whether investigating eligibility would be prohibitively time-consuming or expensive.

Where LTCM determines that participation in the class action is advisable and recommended, LTCM may contact applicable custodian banks or other applicable persons on the Fund’s behalf to instruct them to include or exclude eligible portfolios in the action.

Appendix F

MAERISLAND CAPITAL, LLC

PROXY AND CORPORATE ACTION VOTING

POLICIES AND PROCEDURES

1. Proxy Guidelines

Generally, Maerisland Capital, LLC (“Maerisland”) will vote based upon the recommendations of Institutional Shareholder Services ( will vote based upon the recommendations of Institutional Shareholder Services initys,tin anen consent. from the end for the fi agendas, vote recommendations, recordkeeping and vote disclosure services.

The Supplement to Appendix C of this Compliance Manual contains a summary of the Proxy Voting Guidelines employed by ISS and adopted by Maerisland for voting proxies. Although ISS’ analyses are reviewed and considered in making a final voting decision, Maerisland will make the ultimate decision. As a matter of policy, the employees, officers, or principals of Maerisland will not be influenced by outside sources whose interests conflict with the interests of its Clients.

In addition, unless prior approval is obtained from Maerisland, COO, the following must be adhered to:

Maerisland shall not engage in conduct that involves an attempt to change or influence the control of a public company. In addition, all communications regarding proxy issues or corporate actions between companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing Maerisland’s concerns for its advisory clients’ interests and not for an attempt to influence or control management.

Maerisland will not announce its voting intentions and the reasons therefore.

Maerisland shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

Maerisland has the responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. Therefore, Maerisland will attempt to process every vote it receives for all domestic and foreign proxies. However, there may be situations in which Maerisland cannot vote proxies. For example:

If the cost of voting a proxy outweighs the benefit of voting, Maerisland may refrain from processing that vote.

If Maerisland has outstanding sell orders or intends to sell, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. Although Maerisland may hold shares on a companyxies for those, should it sell them prior to the company’s meeting date, Maerisland ultimately may decide not to vote those shares.

Maerisland will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions.

Maerisland may vote against an agenda item where no further information is provided, particularly in non- U.S. markets. Maerisland may also enter an e against an agenda item where no further information is provided, particularly in non- U.S. markets. Maerislandte there Maerisland is not in favor of electing a director and there is no provision for voting against such director.

If a Maerisland portfolio manager determines that the interests of clients are best served to vote differently from the ISS recommended vote, approval must be obtained from the COO or designee. Maerisland will G-1 adhere to the Conflict of Interest (below) section of this policy in all instances where the recommended vote is not taken.

Maerisland will periodically review the outside party’s voting standards and guidelines to make certain that proxy issues are voted in accordance with the adopted proxy voting guidelines and the avoidance of conflicts of interest.

2. Proxy Procedures

Maerisland intends to engage ISS to assist in the administrative aspects for the voting of proxies. ISS is responsible for coordinating with Clientsntends to engage ISS to assist in the administrative aspects for the voting of proxies. ISS is responsible for coordinatinge processed in a timely fashion. To the extent applicable, ISS votes all proxies in accordance with its own proxy voting guidelines (please see Proxy Guidelines above), which have been reviewed and adopted by Maerisland.

Upon request, Maerisland will furnish a copy of the policies and procedures to the requesting client and information on how the clientequest, Maerisland wil

3. Conflicts of Interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Maerisland has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Chief Operating Officer and otherwise remove him or herself from the proxy voting process. The COO will review each item referred to by Maerislandom investment professionals to determine if a conflict of interest exists and will draft a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Maerisland (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

Procedures use to address the conflict address are as follows:

(a) Vote in Accordance with the Guidelines. To the extent that Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, Adviser shall vote in accordance with such pre-determined voting policy.

(b) Obtain Consent of Clients. To the extent that Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, Adviser will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of Adviserurities. The disclosure to the client will include sufficient detail regarding the matter to be voted on and th respond to such a conflict disclosure request or denies the request, Adviser will abstain from voting the securities held by that clientd account.

(c) Client Directive to Use an Independent Third Party. Alternatively, a client may, in writing, specifically direct Adviser to forward all proxy matters in which Adviser has a conflict of interest regarding the client matters in which Adviser has independent third party for review and recommendation or to consult with an identified independent third partyen recommendations. Where such independent third partyme recommendations are received on a timely basis or are otherwise publicly available, Adviser will vote all such proxies in accordance with such third partyependent third partyrities held partycly available, Adviser will vote all such proxies in ill abstain from voting the securities held by that client’s account.

The Chief Operating Officer will review the proxy proposal for conflicts of interest as part of the overall vote review process.

Appendix G

STARWOOD REAL ESTATE SECURITIES, LLC

PROXY VOTING POLICY AND PROCEDURES

In voting proxies, Starwood is guided by general fiduciary principles. Starwood’s goal is to act prudently and solely in the best interest of the Fund. Starwood attempts to consider all aspects of its vote that could affect the value of the investment and where it votes proxies, will do so in the manner that it believes will be consistent with efforts to maximize the value of Investor’s positions.

Proxy material is promptly reviewed to evaluate the issues presented. Regularly recurring matters are usually voted as recommended by the issuer’s board of directors or “management,” but there are many circumstances that might cause Starwood to vote against such proposals. These would include, among others, excessive compensation, unusual management stock options, preferential voting, poison pills, etc. Starwood decides these issues on a case-by-case basis.

Starwood may, on occasion, determine to abstain from voting a proxy or a specific proxy item when it concludes that the potential benefit of voting is outweighed by the cost, when it is not in the Fund’s best interest to vote.

In furtherance of Starwood’s goal to vote proxies in the best interests of the Fund, Starwood follows procedures designed to identify and address material conflicts that may arise between Starwood’s interests and those of the Fund before voting proxies on behalf of the Fund. Starwood monitors the potential for conflicts of interest on the part of Starwood with respect to voting proxies on behalf of the Fund both as a result of personal relationships, significant client relationships (those accounting for greater than 5% of annual revenues) or special circumstances that may arise during the conduct of Starwood’s business.

Starwood maintains an up to date list of issuers with respect to which Starwood has a conflict of interest in voting proxies on behalf of the Fund. Starwood will not vote proxies relating to issuers on such list on behalf of the Fund until it has been determined that the conflict of interest is not material or a method for resolving such conflict of interest has been agreed upon and implemented.

G-1

STATEMENT OF ADDITIONAL INFORMATION

SUMMIT GLOBAL INVESTMENTS U.S. LOW VOLATILITY EQUITY FUND

a series of THE RBB FUND, INC.

Class A Shares Ticker Symbol: LVOLX

Retail Shares Ticker Symbol: SGLVX

Class I Shares Ticker Symbol: SILVX

December 31, 2012

Investment Adviser:

SUMMIT GLOBAL INVESTMENTS, LLC

This Statement of Additional Information (“SAI”) provides supplementary information pertaining to shares of three classes, Class A Shares, Retail Shares and Class I Shares (collectively, the “Shares”), representing interests in the Summit Global Investments U.S. Low Volatility Equity Fund (the “Fund”) of The RBB Fund, Inc. (the “Company”). This SAI is not a prospectus and should be read only in conjunction with the Fund’s Prospectus dated December 31, 2012 (the “Prospectus”). Copies of the Prospectus may be obtained free of charge by calling toll-free 855-744-8500.

GENERAL INFORMATION	1

INVESTMENT OBJECTIVE AND POLICIES	1

INVESTMENT LIMITATIONS	12

DISCLOSURE OF PORTFOLIO HOLDINGS	13

MANAGEMENT OF THE COMPANY	14

CODE OF ETHICS	21

PROXY VOTING	21

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	21

INVESTMENT ADVISORY AND OTHER SERVICES	22

INVESTMENT ADVISER	22

THE PORTFOLIO MANAGER	23

ADMINISTRATION AND ACCOUNTING AGREEMENT	24

CUSTODIAN AGREEMENT	24

TRANSFER AGENCY AGREEMENT	25

DISTRIBUTION AGREEMENT AND PLAN OF DISTRIBUTION	25

FUND TRANSACTIONS	26

PURCHASE AND REDEMPTION INFORMATION	28

TELEPHONE TRANSACTION PROCEDURES	31

VALUATION OF SHARES	31

TAXES	31

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES	32

MISCELLANEOUS	33

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS	A-1

APPENDIX B - PROXY VOTING	B-1

GENERAL INFORMATION

The Company is an open-end management investment company currently operating 17 separate portfolios.  The Company is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and was organized as a Maryland corporation on February 29, 1988.  This SAI pertains to the Summit Global Investments U.S. Low Volatility Equity Fund. Summit Global Investments, LLC (“Summit” or the “Adviser”), serves as the investment adviser to the Fund.

INVESTMENT OBJECTIVE AND POLICIES

The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund.

The Fund seeks to outperform the S&P 500 Index over a market cycle while reducing overall volatility.  There can be no guarantee that the Fund will achieve its investment objective.  The Fund may not necessarily invest in all of the instruments or use all of the investment techniques permitted by the Fund’s Prospectus and this SAI, or invest in such instruments or engage in such techniques to the full extent permitted by the Fund’s investment policies and limitations.

Portfolio Turnover Rate.  Portfolio turnover rate is defined under U.S. Securities and Exchange Commission (the “SEC”) rules as the greater of the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year.  Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of the portfolio turnover rate.  The Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover.

PRINCIPAL INVESTMENT POLICIES AND RISKS

Equity Securities.  Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock.  Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

•                  Common Stock.  Common stock represents an equity or ownership interest in an issuer.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

•                  Preferred Stock.  Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

•                  Warrants.  Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time.  Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security.  The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.  A warrant ceases to have value if it is not exercised prior to its expiration date.  These factors can make warrants more speculative than other types of investments.

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•                  Convertible Securities.  Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio.  A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue.  If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion.  The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities.  However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder.  When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase.  At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise.  Convertible securities are also subject to credit risk, and are often lower-quality securities.

•                  Small and Medium Capitalization Issuers.  Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies.  This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management.  The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange.  Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Special Note Regarding Market Events.  Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income markets and an unusually high degree of volatility in the financial markets, both domestically and internationally. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected.  These events and the potential for continuing market turbulence may have an adverse effect on the Fund’s investments.  It is uncertain how long these conditions will continue.

The instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. Federal, state and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Fund.

NON-PRINCIPAL INVESTMENT POLICIES AND RISKS

Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities.  Maturities on these issues vary from a few to 270 days.

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Corporate Obligations. The Fund may invest in debt obligations, such as bonds and debentures, issued by corporations and other business organizations without limit on credit quality or maturity.  See Appendix “A” to this SAI for a description of corporate debt ratings. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.

Forward Commitment and When-Issued Transactions. The Fund may purchase or sell securities on a when-issued or forward commitment basis (subject to its investment policies and restrictions). These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily one or two months later).  The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the other party, and such commitments are not traded on exchanges. The Fund will not enter into such transactions for the purpose of leverage.

When-issued purchases and forward commitments enable the Fund to lock in what is believed by the Adviser to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s Net Asset Value (“NAV”) starting on the date of the agreement to purchase the securities, and the Fund is subject to the rights and risks of ownership of the securities on that date. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s NAV as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but the Fund may agree to a longer settlement period.

The Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions, and its distributions from any net realized capital gains will be taxable to shareholders. When the Fund purchases securities on a when-issued or forward commitment basis, the Fund or the custodian will maintain in a segregated account cash or liquid securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Futures and Options on Futures.  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”).  The Fund may use futures contracts and related options for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent futures and/or options on futures are employed by the Fund, such use will be in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”).  The Company, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, the Fund is not subject to registration or regulation as a commodity pool operator

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under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to “cover” its position in order to limit leveraging and related risks.  To cover its position, the Fund may segregate (and mark-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities.  Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

The Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract.  In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will segregate cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract.  The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.  The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option.  In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract.  The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option.  The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract.  The Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Fund’s use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Illiquid Securities.  Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued.  Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Company’s Board of Directors.  Despite such good faith efforts to determine fair value prices, the Fund’s illiquid securities are subject to the risk that the security’s fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund.  Under the supervision of the Company’s Board of Directors, the Adviser determines the liquidity of the Fund’s investments. In

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determining the liquidity of the Fund’s investments, the Adviser may consider various factors, including: (1) the frequency and volume of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). The Fund will not hold more than 15% of its net assets in illiquid securities.

Inflation-Protected Securities. The Fund may invest in inflation-protected securities issued by the U.S. Treasury, known as “TIPs” or “Treasury Inflation-Protected Securities,” which are debt securities whose principal and interest payments are adjusted for inflation and interest is paid on the adjusted amount. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index (“CPI”). A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of the investment. Inflation-protected securities normally will decline in price when real interest rates rise. (A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and inflation is 2%, the real interest rate is 3%.) If inflation is negative, the principal and income of an inflation-protected security will decline and could result in losses for the Fund.

Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by Internal Revenue Service (“IRS”) regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, the Fund holding these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.

Initial Public Offerings. To the extent consistent with its investment policies and limitations, the Fund may purchase stock in an initial public offering (“IPO”). An IPO is a company’s first offering of stock to the public. Risks associated with IPOs may include considerable fluctuation in the market value of IPO shares due to certain factors, such as the absence of a prior public market, unseasoned trading, a limited number of shares available for trading, lack of information about the issuer and limited operating history. The purchase of IPO shares may involve high transaction costs. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the underlying investment company. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Fund cannot guarantee continued access to IPOs.

Investment Company Shares.  The Fund may invest in shares of other investment companies to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund’s expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined.  These limits will not apply to the investment of uninvested cash balances in shares of registered or unregistered money market funds whether affiliated or unaffiliated.  The foregoing exemption, however, only applies to an unregistered money market fund that (i) limits its investments to those in which a money market fund may invest under Rule 2a-7 of the 1940 Act, and (ii) undertakes to comply with all the other provisions of Rule 2a-7.

For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as exchange-traded funds (“ETFs”), are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based

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investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Investments by the Fund in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act except as permitted by SEC orders.  The Fund may rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions.  Generally, these terms and conditions require the Board to approve policies and procedures relating to certain of the Fund’s investments in ETFs.  These policies and procedures require, among other things, that (i) the Adviser conducts the Fund’s investment in ETFs without regard to any consideration received by the Fund or any of its affiliated persons and (ii) the Adviser certifies to the Board quarterly that it has not received any consideration in connection with an investment by the Fund in an ETF, or if it has, the amount and purpose of the consideration will be reported to the Board and an equivalent amount of advisory fees shall be waived by the Adviser.

Certain investment companies whose securities are purchased by the Fund may not be obligated to redeem such securities in an amount exceeding 1% of the investment company’s total outstanding securities during any period of less than 30 days.  Therefore, such securities that exceed this amount may be illiquid.

If required by the 1940 Act, the Fund expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks.  The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks.  Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks.  These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks.  Bank obligations include the following:

•                  Bankers’ Acceptances.  Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank.  Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange.  Maturities are generally six months or less.

•                  Certificates of Deposit.  Certificates of deposit are interest-bearing instruments with a specific maturity.  They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.  Certificates of deposit with penalties for early withdrawal will be considered illiquid.

•                  Time Deposits.  Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.  Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.  Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

Options.  The Fund may purchase and write put and call options on securities and securities indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period.  The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on securities indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the

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difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. When the Fund writes an option on a security or an index, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

The Fund may trade put and call options on securities and securities indices, as the Adviser determines is appropriate in seeking the Fund’s investment objective, and except as restricted by the Fund’s investment limitations.  See “Investment Limitations.”

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, the Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

The Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Repurchase Agreements.  The Fund may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which the Fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next

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business day).  Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully.  The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund’s total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

Restricted Securities.  The Fund may purchase securities which are not registered under the Securities Act of 1933 (“1933 Act”) but which may be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Restricted Securities”). These securities will not be considered illiquid so long as it is determined by the Adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in an underlying investment company during any period that qualified institutional buyers become uninterested in purchasing restricted securities.  In reaching liquidity decisions, the Adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

As consistent with the Fund’s investment objective, the Fund may also invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Company believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Company’s Board of Directors. The Company intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests) when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser. Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase the securities at an agreed-upon price, date and rate of interest. Such agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Fund will maintain in a segregated account with the Fund’s custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement and will monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase and the interest received on the cash exchanged for the securities.

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Rights Offerings and Purchase Warrants

Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Risk Considerations of Medium Grade Securities.  Debt obligations in the lowest investment grade (i.e., BBB or Baa), referred to as “medium grade” obligations, have speculative characteristics, and changes in economic conditions and other factors are more likely to lead to weakened capacity to make interest payments and repay principal on these obligations than is the case for higher rated securities. In the event that a security purchased by the Fund is subsequently downgraded below investment grade, the Adviser will consider such event in its determination of whether the Fund should continue to hold the security.

Risk Considerations of Lower Rated Securities. The Fund may invest in fixed income securities that are not investment grade but are rated as low as B by Moody’s or B by S&P® (or their equivalents or, if unrated, determined by the Adviser to be of comparable credit quality). In the case of a security that is rated differently by two or more rating services, the higher rating is used in connection with the foregoing limitation. In the event that the rating on a security held in the Fund’s portfolio is downgraded by a rating service, such action will be considered by the Adviser in its evaluation of the overall investment merits of that security, but will not necessarily result in the sale of the security. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. An economic downturn could severely disrupt the market for high yield fixed income securities and adversely affect the value of outstanding fixed income securities and the ability of the issuers to repay principal and interest.

The Fund may invest in high yield debt obligations, such as bonds and debentures, issued by corporations and other business organizations. The Fund will invest in high yield debt instruments when the Fund believes that such instruments offer a better risk/reward profile than comparable equity opportunities. High yield fixed income securities (commonly known as “junk bonds”) are considered speculative investments while generally providing greater income than investments in higher rated securities, involve greater risk of loss of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories. Since yields vary over time, no specific level of income can ever be assured.

The prices of high yield fixed income securities have been found to be less sensitive to interest rate changes than higher-rated investments but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress, which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a fixed income security owned by the Fund defaulted, the Fund could incur additional expenses in attempting to obtain a recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield fixed income securities and the Fund’s NAV to the extent it holds such securities.

High yield fixed income securities also present risks based on payment expectations. For example, high yield fixed income securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund may, to the extent it holds such fixed income securities, have to replace the securities with a lower yielding security, which may result in a decreased return for investors. Conversely, a high yield fixed income security’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets, to the extent it holds such fixed income securities.  In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield fixed income securities, and this may have an impact on the Adviser’s ability to accurately value such securities and the Fund’s assets and on the Fund’s ability to dispose of such securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield fixed income securities, especially in a thinly traded market.

9

New laws proposed or adopted from time to time may have an impact on the market for high yield securities.

Finally, there are risks involved in applying credit or dividend ratings as a method for evaluating high yield securities. For example, ratings evaluate the safety of principal and interest or dividend payments, not market value risk of high yield securities. Also, since rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Fund will continuously monitor the issuers of high yield securities in its portfolio, if any, to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the security’s liquidity so the Fund can meet redemption requests.

Securities Lending.  The Fund may lend its portfolio securities to financial institutions. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreases below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers which the Adviser deems to be of good standing and only when, in the Adviser’s judgment, the income to be earned from the loans justifies the attendant risks. The Fund may not make loans in excess of 33 1/3% of the value of its total assets. The Fund does not have the right to vote loaned securities. The Fund may attempt to call loaned securities back to permit the exercise of voting rights if time and jurisdictional restrictions permit. There is no guarantee that all loans can be recalled.

Special Situation Companies. The Fund may invest in “Special Situations.” The term “Special Situation” shall be deemed to refer to a security of a company in which an unusual and possibly non-repetitive development is taking place which, in the opinion of the Adviser, may cause the security to attain a higher market value independently, to a degree, of the trend in the securities market in general. The particular development (actual or prospective), which may qualify a security as a Special Situation, may be one of many different types.

Such developments may include, among others, a technological improvement or important discovery or acquisition which, if the expectation for it materialized, would effect a substantial change in the company’s business; a reorganization; a recapitalization or other development involving a security exchange or conversion; a merger, liquidation or distribution of cash, securities or other assets; a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the company’s stock; a new or changed management; or material changes in management policies. A Special Situation may often involve a comparatively small company, which is not well known, and which has not been closely watched by investors generally, but it may also involve a large company. The fact, if it exists, that an increase in the company’s earnings, dividends or business is expected, or that a given security is considered to be undervalued, would not in itself be sufficient to qualify as a Special Situation. The Fund may invest in securities (even if not Special Situations) which, in the opinion of the Adviser, are appropriate investments for the Fund, including securities which the Adviser believes are undervalued by the market.

U.S. Government Securities.  The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years.  Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer

10

to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

The extreme and unprecedented volatility and disruption that impacted the capital and credit markets during late 2008 and into 2009 have led to increased market concerns about Freddie Mac’s and Fannie Mae’s ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government.  On September 6, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”).  Under the plan of conservatorship, the FHFA has assumed controlf of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors, and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Frddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator.  In addition, in connection with the actions takekn by the FHFA, the U.S. Treasury Department (the “Treasury”) has entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae which establish the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae.  The conditions attached to the financial contribution made by the Treasury to Freddie Mac and Fannie Mae and the issuance of this senior preferred stock place significant restrictions on the activities of Freddie Mac and Fannie Mae.  Freddie Mac and Fannie Mae must obtain the consent of the Treasury to, among other things, (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership , or (iv) increase its debt beyond certain specified levels.  In addition, significant restrictions are placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and mortgage-backed securities portfolios, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year.  The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannnie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the Treasury, market responses to developments at Freddie Mac and Fannie Mae, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on any mortgage-backed securities guaranteed by Freddie Mac and Fannie Mae.

In a February 2011 report to Congress from the Treasury and the Department of Housing and Urban Development, the Obama administration provided a plan to reform the U.S. housing finance market.  The plan would reduce the role of and eventually eliminate Fannie Mae and Freddie Mac. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Authority or guaranteed by the Department of Veterans Affairs.  The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of Fannie Mae and Freddie Mac, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

In addition, in August 2012, the Treasury announced that it had amended the terms of its bailout agreement with Fannie Mae and Freddie Mac in order to decrease the holdings of each firm more quickly.  Under the amended agreement, both Fannie Mae and Freddie Mac will have to turn over all profits they earn every quarter. They will also have to accelerate the reduction of their mortgage holdings to hit a cap of $250 million by 2018, four years earlier than planned.  Under the new arrangement, the portfolios of Fannie Mae and Freddie Mac can be no larger than $650 billion each at the end of 2012.

•                  U.S. Treasury Obligations.  U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Treasury Receipts (“TRs”).

•                  Receipts.  Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank.  The custodian bank holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts.  The custodian bank arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury.  Receipts are sold as zero coupon securities.

•                  U.S. Government Zero Coupon Securities.  STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons.  Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal.  The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes.  Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but

11

that pay interest periodically.  Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

•                  U.S. Government Agencies.  Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.  Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund’s shares.

INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations which may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of the Fund’s outstanding shares (as defined in Section 2(a) (42) of the 1940 Act). As used in this SAI and in the Prospectus, “shareholder approval” and a “majority of the outstanding shares” of the Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund. Unless otherwise noted, the Fund’s investment goals and strategies described in the Prospectus may be changed by the Company’s Board of Directors without the approval of the Fund’s shareholders.

The Fund may not:

1.                        Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements provided that there is at least 300% asset coverage for the borrowings of the Fund. The Fund may not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund’s total assets at the time of such borrowing. However, the amount shall not be in excess of lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund’s total assets at the time of such borrowing, provided that: (a) short sales and related borrowings of securities are not subject to this restriction; and (b) for the purposes of this restriction, collateral arrangements with respect to options, short sales, futures contracts, options on futures contracts, collateral arrangements with respect to initial and variation margin and collateral arrangements with respect to derivatives instruments are not deemed to be a pledge or other encumbrance of assets. Securities held in escrow or separate accounts in connection with the Fund’s investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation;

2.                            Act as an underwriter of securities within the meaning of the 1933 Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

3.                            Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest: (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein; or (b) in real estate investment trusts;

4.                            Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell options,  futures contracts and related options on such futures contracts;

5.                            Make loans, except through loans of portfolio securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan;

6.                            Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or

12

possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry; or

7.                            Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if immediately after and as a result of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such limitations.

In addition to the fundamental investment limitations specified above, the Fund is subject to the following non-fundamental limitations, which may be changed without shareholder approval, in compliance with applicable law and regulatory policy. The Fund may not:

1.                            Make investments for the purpose of exercising control or management, but investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management; or

2.                        Purchase securities on margin, except that the Fund may use margin to the extent necessary to engage in short sales and may obtain such short-term credits as are necessary for the clearance of portfolio transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Securities held by the Fund generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

If a percentage restriction under one of the Fund’s investment policies or limitations or the use of assets is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company has adopted, on behalf of the Fund, a policy relating to the disclosure of the Fund’s portfolio holdings to ensure that disclosure of information about portfolio holdings is in the best interests of Fund shareholders.  The policies relating to the disclosure of the Fund’s portfolio holdings are designed to allow disclosure of portfolio holdings information where necessary to the Fund’s operation without compromising the integrity or performance of the Fund.  It is the policy of the Company that disclosure of the Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities.  As required by the federal securities laws, including the 1940 Act, the Company will disclose the Fund’s portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR and Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

The Company may distribute or authorize the distribution of information about the Fund’s portfolio holdings that is not publicly available to its third-party service providers, which include The Bank of New York Mellon, the custodian; BNY

13

Mellon Investment Servicing (US) Inc., the administrator, accounting agent and transfer agent; Ernst & Young LLP, the Fund’s independent registered public accounting firm; Drinker Biddle & Reath LLP, legal counsel; and Merrill Corporation, the financial printer. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund.  Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information.  Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions as well as a 15-day time lag.  The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings.  The Board of Directors of the Company or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions. Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Fund’s portfolio.

The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of the Fund.

Any violations of the policy set forth above as well as any corrective action undertaken to address such violations must be reported by the Adviser, director, officer or third party service provider to the Company’s Chief Compliance Officer, who will determine whether the violation should be reported immediately to the Board of Directors of the Company or at its next quarterly Board meeting.

MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the oversight of the Company’s Board of Directors (the “Board”), subject to the laws of the State of Maryland and the Company’s Charter.  The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers. The officers of the Company conduct and supervise the Company’s daily business operations.

Directors who are not deemed to be “interested persons” of the Company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” The Board is currently composed of six Independent Directors and two Interested Directors. The Board has selected Arnold M. Reichman, an Independent Director, to act as Chairman. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate. The Chairman may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The Board has established five standing committees — Audit, Product Development, Executive, Nominating and Governance, and Regulatory Oversight Committees. The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee

14

meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section “Standing Board Committees,” below.

The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

Directors and Executive Officers

The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below.

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director

INDEPENDENT DIRECTORS

Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	Director and Vice Chairman, Comcast Corporation (cable television and communications) from 1969 to 2011.	17	AMDOCS Limited (service provider to telecommunications companies)

J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	17	None

Gregory P. Chandler 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/66	Director	2012 to present	Since May 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from February 2003-April 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	17	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).

Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/43	Director	2006 to present	Consultant, financial services organizations from 1997 to present.	17	Kalmar Pooled Investment Trust; (registered investment company); Wilmington Funds (registered investment company); WT Mutual Fund (registered investment company) (until March 2012)

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Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director

Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 DOB: 5/48	Chairman Director	2005 to present 1991 to present	Co-Founder and Chief Executive Officer, Lifebooker, LLC, from 2006 to present.	17	None

Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/41	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; from 1980 to present, Founding Partner, Straniere Law Group; from 2006 to 2008, President, The New York City Hot Dog Company.	17	Reich and Tang Group (asset management); The SPARX Asia Funds Group (registered investment company) (until 2009)

INTERESTED DIRECTORS(2)

Jay F. Nusblatt 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/61	Director	2012 to present	Since July 2010, Head of U.S. Fund Accounting and Administration, BNY Mellon Asset Servicing; from 2006 to July 2010, Senior Vice President, Fund Accounting and Administration, PNC Global Investment Servicing.	17	None

Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Vice President and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	17	Kensington Funds (registered investment company) (until 2009)

OFFICERS

Salvatore Faia, JD, CPA, CFE Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 209 Chadds Ford, PA 19317 DOB: 12/62	President and Chief Compliance Officer	President 2009 to present and Chief Compliance Officer 2004 to present	President, Vigilant Compliance Services since 2004; and Director of Energy Income Partnership since 2005.	N/A	N/A

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Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director

Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	2009 to present	Since 1993 Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (financial services company)	N/A	N/A

Jennifer Rogers 301 Bellevue Parkway Wilmington, DE 19809 DOB: 7/74	Secretary	2007 to present	Since 2005, Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A

James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company)	N/A	N/A

Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103 DOB: 7/59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm)	N/A	N/A

* Each Director oversees seventeen portfolios of the Company that are currently offered for sale.

(1)

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal.  The Board reserves the right to waive the requirements of the Policy with respect to an individual Director.  The Board has approved a waiver of the policy with respect to Mr. Brodsky. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2)

Messrs. Sablowsky and Nusblatt are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.”  Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Nusblatt is considered an “Interested Director” of the Company by virtue of his position as the Head of U.S. Fund Accounting and Administration at BNY Mellon Asset Servicing, administrator and accounting agent and transfer agent to the Company.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years.  Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director.  The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company.  Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience.    Mr. Straniere has been a practicing attorney for over 30 years and also serves on the boards of an asset management company and another registered investment company.  Mr. Brodsky has over 40 years of senior executive level management experience in the cable television and communications industry.

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Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the financial services industry.  Mr. Nusblatt has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the financial services industry.  Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards.

Standing Committees

The responsibilities of each Committee of the Board and its members are described below.

Audit Committee.  The Board has an Audit Committee comprised of three Independent Directors.  The current members of the Audit Committee are Messrs. Brodsky, Giordano and Chandler.  The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors.  The Audit Committee convened four times during the fiscal year ended August 31, 2012.

Executive Committee.  The Board has an Executive Committee comprised of one Interested Director and three Independent Directors.  The current members of the Executive Committee are Messrs. Giordano, Reichman,Sablowsky and Chandler.  The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session. The Executive Committee did not meet during the fiscal year ended August 31, 2012.

Nominating and Governance Committee.  The Board has a Nominating and Governance Committee comprised only of Independent Directors.  The current members of the Nominating and Governance Committee are Messrs. Carnall, Giordano, and Reichman.  The Nominating and Governance Committee recommends to the Board of Directors all persons to be nominated as Directors of the Company.  The Nominating and Governance Committee will consider nominees recommended by shareholders.  Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee convened three times during the fiscal year ended August 31, 2012.

Regulatory Oversight Committee.  The Board has a Regulatory Oversight Committee comprised of two Interested Director and three Independent Directors.  The current members of the Regulatory Oversight Committee are Messrs. Carnall, Reichman, Sablowsky, Straniere and Nusblatt.  The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened four times during the fiscal year ended August 31, 2012.

Product Development Committee.  The Board has a Product Development Committee comprised of two Interested Directors and one Independent Director. The current members of the Product Development Committee are Messrs. Reichman, Sablowsky and Nusblatt. The Product Development Committee oversees the process regarding the addition of new investment advisers and investment products to the Company and evaluates the Company’s current investment advisers and investment products. The Product Development Committee is new and did not meet during the fiscal year ended August 31, 2012.

Risk Oversight

The Board of Directors performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s Chief Compliance Officer.  The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk.  Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment management and business affairs.  Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their

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functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Company’s Chief Compliance Officer to discuss compliance reports, findings and issues.  The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

Board oversight of risk management is also provided by various Board Committees.  For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations.

The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.  The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

Director Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund and in all of the portfolios (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him), as of December 31, 2011.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
INDEPENDENT DIRECTORS
Julian A. Brodsky	None	Over $100,000
J. Richard Carnall	None	$10,000-$50,000
Gregory P. Chandler	None	None
Nicholas A. Giordano	None	$10,000-$50,000
Arnold M. Reichman	None	Over $100,000
Robert A. Straniere	None	$1-$10,000
INTERESTED DIRECTORS
Jay F. Nusblatt	None	None
Robert Sablowsky	None	Over $100,000

Directors’ and Officers’ Compensation

Effective January 1, 2012, the Company pays each Director a retainer at the rate of $27,500 annually, $3,500 for each regular meeting of the Board of Directors, $2,000 for each committee meeting or special meeting of the Board of Directors attended in-person and $1,000 for each committee meeting or special meeting of the Board of Directors and Committee meeting attended telephonically. From February 1, 2010 to December 31, 2011, the Company paid each Director a retainer at the rate of $17,500 annually, $3,500 for each regular meeting of the Board of Directors, $1,500 for

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each committee meeting or special meeting of the Board of Directors attended in person and $1,000 for each committee meeting or special meeting of the Board of Directors and Committee meeting attended telephonically.  The Chairman of the Board receives an additional fee of $17,500 per year for his services in this capacity, and each Chairman of the Audit Committee, Nominating and Governance Committee and Regulatory Oversight Committee receives an additional fee of $4,000 per year for his services. From February 2, 2010 to December 31, 2011, The Chairman of the Board received an additional fee of $12,000 per year for his services in this capacity.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof.  The Company also compensates its President and Chief Compliance Officer for his services to the Company.  For the fiscal year ended August 31, 2012, each of the following members of the Board of Directors and the President, Treasurer and Chief Compliance Officer received compensation from the Company in the following amounts:

Name of Director/Officer	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors or Officers
FISCAL YEAR ENDED AUGUST 31, 2012
Independent Directors:
Julian A. Brodsky, Director	$236.65	N/A	N/A	$46,000.00
J. Richard Carnall, Director	$236.65	N/A	N/A	$48,000.00
Gregory P. Chandler, Director*	$236.65	N/A	N/A	$6,875.00
Nicholas A. Giordano, Director	$271.08	N/A	N/A	$55,000.00
Francis J. McKay, Director**	$0	N/A	N/A	$18,375.00
Arnold M. Reichman, Director and Chairman	$387.25	N/A	N/A	$68,125.00
Marvin E. Sternberg, Director***	$0	N/A	N/A	$11,375.00
Robert A. Straniere, Director	$236.65	N/A	N/A	$46,000.00
Interested Directors:
Jay F. Nusblatt, Director*	$0	N/A	N/A	$0
Robert Sablowsky, Director	$271.08	N/A	N/A	$50,000.00
Officers:
Salvatore Faia, Esquire, CPA Chief Compliance Officer and President	$3,016.58	N/A	N/A	$339,996.00

*Messrs. Chandler and Nusblatt were elected to the Board on June 19, 2012 and, therefore, the compensation reflected is for the period June 19, 2012 through August 31, 2012.

**Mr. McKay died on December 17, 2011.

***Mr. Sternberg died on October 29, 2011.

As of December 31, 2011, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

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On October 24, 1990, the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees, pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee.  Edward J. Roach, who served as President and Treasurer of the Company until June 1, 2009, has been the only employee who has participated in the Fund Office Retirement Profit-Sharing Plan and Trust Agreement.  No officer, Director or employee of the Adviser or the distributor currently receives any compensation from the Company.

CODE OF ETHICS

The Company, the Adviser and Foreside Funds Distributors LLC, formerly BNY Mellon Distributors LLC (“Foreside Distributors”) have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

PROXY VOTING

The Board of Directors has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Fund to the Fund’s Adviser, subject to the Board’s continuing oversight.  In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Fund.  The Adviser will consider factors affecting the value of the Fund’s investments and the rights of shareholders in its determination on voting portfolio securities.

The Adviser will vote proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI.

The Company is required to disclose annually the Fund’s complete proxy voting record on Form N-PX.  The Fund’s proxy voting record for the most recent 12 month period ended June 30th is available upon request by calling 855-744-8500 or by writing to the Fund at: Summit Global Investments U.S. Low Volatility Equity Fund, c/o BNY Mellon Investment Servicing (US) Inc., PO Box 9841, Providence, Rhode Island 02940. The Fund’s Form N-PX is also available on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of November 30, 2012 to the Company’s knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of the Fund as indicated below. See “Additional Information Concerning Company Shares” below. Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to “control” (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of November 30, 2012
Summit Global Investments U.S. Low Volatility Equity Fund – Class I	Charles Schwab & CO, Inc Special Custody ACCT FBO Customers ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	444,941.308	55.61%
Summit Global Investments U.S. Low Volatility Equity Fund – Class I	National Financial Services, LLC For the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center New York, NY 10281	254,117.147	31.76%

As of November 30, 2012, the Directors and officers as a group owned 4.47% of the Schneider Value Fund, 1.08% of the Schneider Small Cap Value Fund and less than 1% of the outstanding shares of each other portfolio and class within the Company.

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INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

Summit Global Investments, LLC (“Summit” or the “Adviser”) is a Limited Liability Company registered with the State of Utah in October 2010.  The Adviser is 100% employee-owned and is controlled by David Harden.

Advisory Agreement with the Company.  The Adviser renders advisory services to the Fund pursuant to an Investment Advisory Agreement (“Advisory Agreement”) dated as of February 28, 2012.

Subject to the supervision of the Company’s Board of Directors, the Adviser will provide for the overall management of the Fund including (i) the provision of a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents, (ii) the determination from time to time of the securities and other investments to be purchased, retained, or sold by the Fund, and (iii) the placement from time to time of orders for all purchases and sales of securities and other investments made for the Fund.  The Adviser will provide the services rendered by it in accordance with the Fund’s investment objective, restrictions and policies as stated in the Prospectus and in this SAI.  The Adviser will not be liable for any error of judgment, mistake of law, or for any loss suffered by the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its obligations and duties under the Advisory Agreement.

For its services to the Fund, the Adviser is entitled to an advisory fee computed daily and payable monthly at the annual rate of 0.70% of the Fund’s average daily net assets.  The Adviser has contractually agreed to waive its management fees and reimburse expenses through December 31, 2013, to the extent that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes) exceed 1.23% for Class A Shares, 1.23% for Retail Shares and 0.98% for Class I Shares.

The Adviser will pay all expenses incurred by it in connection with its activities under the Advisory Agreement.  The Fund bears all of its own expenses not specifically assumed by the Adviser.  General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company’s Board of Directors in such manner as it deems to be fair and equitable. Expenses borne by the Fund include, but are not limited to the following (or the Fund’s share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Fund by the Adviser; (c) filing fees and expenses relating to the registration and qualification of the Company and the Fund’s shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Company’s Directors and officers; (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or the Fund for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent Directors; (i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy material that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy materials that are not attributable to a class; (1) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders’ and Directors’ meetings; (o) costs of independent pricing services to value a portfolio’s securities; and (p) the costs of investment company literature and other publications provided by the Company to its Directors and officers.  Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Company, are allocated to such class.

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For the fiscal period from February 29, 2012 through August 31, 2012, the Fund paid Summit advisory fees and Summit waived advisory fees as follows:

	Advisory Fees Paid (after waivers and reimbursements)	Waivers	Reimbursements
For the fiscal period February 29, 2012 through August 31, 2012*	$(137,356)	$5,241	$137,365

*Commencement of operations — February 29, 2012.

Disclosure relating to the material factors and the conclusions with respect to those factors that formed the basis for the Board of Directors’ approval of the Fund’s investment advisory agreement is available in the Fund’s annual report to shareholders for the fiscal period ended August 31, 2012 and may be obtained by calling 855-744-8500 or visiting the SEC’s website at www.sec.gov.

The Advisory Agreement provides that the Adviser shall at all times have all rights in and to the Fund’s name and all investment models used by or on behalf of the Fund.  The Adviser may use the Fund’s name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder, and the Company has agreed to execute and deliver any and all documents required to indicate its consent to such use.

THE PORTFOLIO MANAGER

This section includes information about the Fund’s portfolio manager, including information about other accounts he manages, the dollar range of Fund shares he owns and how he is compensated.

Summit

Other Accounts.  In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below.  The information below is provided as of November 30, 2012.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance
1. David Harden	Other Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	1	$4,500,000	0	$0

The Adviser compensates the Fund’s portfolio manager for his management of the Fund.  The portfolio manager is compensated through equity ownership of the Adviser, adjusted to reflect current market rates, and therefore compensation is in part based on the value of the Fund’s net assets and other client accounts he is managing.  The Adviser’s Board of Managers reviews the compensation of each portfolio manager periodically and may make modifications in compensation as it deems necessary to reflect changes in the market.

The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts may have the same investment objective as the Fund.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another.  Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund.  However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

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ADMINISTRATION AND ACCOUNTING AGREEMENT

BNY Mellon Investment Servicing (U.S.) Inc. (“BNY Mellon”), 301 Bellevue Parkway, Wilmington, Delaware 1980, serves  as administrator to the Fund pursuant to administration and accounting services agreements with respect to the Fund (the “Administration Agreements”).  BNY Mellon has agreed to furnish to the Fund statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund.  In addition, BNY Mellon has agreed to prepare and file various reports with the appropriate regulatory agencies and prepare materials required by the SEC or any state securities commission having jurisdiction over the Fund.  The Administration Agreement provides that BNY Mellon shall be obligated to exercise care and diligence in the performance of its duties, to act in good faith and to use its best efforts, within reasonable limits, in performing services thereunder. BNY Mellon shall be responsible for failure to perform its duties under the Administration Agreement arising out of its willful misfeasance, bad faith, gross negligence or reckless disregard. For its services to the Fund, BNY Mellon is entitled to receive a fee calculated at an annual rate of 0.08% of the Fund’s first $250 million of average net assets; 0.065% of the Fund’s next $250 million of average net assets; 0.055 of the Fund’s next $250 million of average net assets; 0.040% of the Fund’s next $750 million of average net assets; and 0.03% of the Fund’s average net assets in excess of $1.5 billion.

The minimum monthly fee is $5,833 per month, exclusive of Rule 38a-1 base compliance support services fees, costs of obtaining independent security market quotes, data repository and analytics suite access fees and out-of-pocket expenses.

The Administration Agreement provides that BNY Mellon shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder.

On June 1, 2003, the Company entered into a regulatory administration services agreement with BNY Mellon.  Under this agreement, BNY Mellon has agreed to provide regulatory administration services to the Company.  These services include the preparation and coordination of the Company’s annual post-effective amendment filing and supplements to the Fund’s registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company’s regulatory administration.  BNY Mellon receives an annual fee based on the average daily net assets of the portfolios of the Company.

For the fiscal period from February 29, 2012 through August 31, 2012, the Fund paid BNY administration, accounting and regulatory administration fees and related out of pocket expenses as follows:

	Administration, Accounting and Regulatory Administration Fees Paid (after waivers and reimbursements)	Waivers	Reimbursements
For the fiscal period February 29, 2012 through August 31, 2012 *	$41,860	$0	$0

*Commencement of operations — February 29, 2012.

CUSTODIAN AGREEMENT

The Bank of New York (the “Custodian”), One Wall Street, New York, New York 10286, is custodian of the Fund’s assets pursuant to a custodian agreement dated July 19, 2011.  Under the Custodian Agreement, the Custodian:  (a) maintains a separate account or accounts in the name of the Fund; (b) holds and transfers portfolio securities on account of the Fund; (c) accepts receipts and makes disbursements of money on behalf of the Fund; (d) collects and receives all income and other payments and distributions on account of the Fund’s portfolio securities; and (e) makes periodic reports to the Company’s Board of Directors concerning the Fund’s operations.  The Custodian is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that the Custodian remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Fund harmless from the

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acts and omissions of any affiliate, sub-custodian or domestic sub-custodian.  The Fund has made arrangements with BNY Mellon Investment Servicing Trust Company (formerly, PFPC Trust Company) to serve as custodian for Individual Retirement Accounts (“IRAs”).  For its services to the Fund under the Custodian Agreement, the Custodian receives a fee, calculated daily and payable monthly, of 0.01% of the Fund’s first $250 million of average gross assets; 0.0075% of the Fund’s next $250 million of average gross assets; and 0.005% of the Fund’s average gross assets in excess of $500 million, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund.

TRANSFER AGENCY AGREEMENT

BNY Mellon also serves as the transfer and dividend disbursing agent for the Fund pursuant to a transfer agency agreement dated November 5, 1991, as supplemented (the “Transfer Agency Agreement”), under which BNY Mellon:  (a) issues and redeems shares of the Fund; (b) addresses and mails all communications by the Fund to record owners of the shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Company’s Board of Directors concerning the operations of the Fund.  BNY Mellon may, on 30 days’ notice to the Company, assign its duties as transfer and dividend disbursing agent to any affiliate. For its services to the Fund under the Transfer Agency Agreement, BNYMellon receives a fee at the annual rate of $20.00 per direct account, $8.00 per network level 3 account and $3.60 per inactive account in the Fund, with a minimum monthly fee of $4,166 per class payable monthly on a pro rata basis, exclusive of out-of-pocket expenses, and also receives reimbursement of its out-of-pocket expenses.

BNY Mellon also provides services relating to the implementation of the Company’s Anti-Money Laundering Program.  The Company pays an annual fee, ranging from $3,000 - $50,000, based on the number of open accounts in each portfolio of the Company.  In addition, BNY Mellon provides services relating to the implementation of the Fund’s Customer Identification Program, including verification of required customer information and the maintenance of records with respect to such verification.  The Fund will pay BNY $2.25 per customer verification and $0.02 per month per record result maintained.

DISTRIBUTION AGREEMENT AND PLAN OF DISTRIBUTION

Foreside Distributors, whose principal business address is 400 Berwyn Park, 899 Cassatt Road, Berwyn, PA 19312, serves as the underwriter to the Fund pursuant to the terms of a distribution agreement, effective as of April 1, 2012, as supplemented (the “Distribution Agreement”).

Class I Shares.  Pursuant to the Distribution Agreement, Foreside Distributors will use appropriate effort to solicit orders for the sale of the Fund’s shares.  Foreside Distributors does not receive compensation from the Company for the distribution of the Funds Class I shares; however, the Adviser pays an annual fee to Foreside Distributors as compensation for underwriting services rendered to the Fund pursuant to the Distribution Agreement.

Class A Shares and Retail Shares.  Pursuant to the Distribution Agreement and the related Plans of Distribution for Class A Shares and Retail shares (together, the Plans”), which were adopted by the Company in the manner prescribed by Rule 12b-1 under the 1940 Act, Foreside Distributors will use appropriate efforts to solicit orders for the sale of the Fund’s Class A Shares and Retail shares, respectively, shares.  Payments to Foreside Distributors under the Plans are to compensate it for distribution assistance and expenses assumed and activities intended to result in the sale of Class A Shares and Retail shares, including advertising, printing and mailing of prospectuses to others than current shareholders, compensation of underwriters, compensation to broker-dealers, compensation to sales personnel, and interest, carrying or other financing changes.  As compensation for its distribution services, Foreside Distributors receives, pursuant to the terms of the Distribution Agreement, a distribution fee under the Plans, to be calculated daily and paid monthly by the Class A Shares and Retail shares of the Fund at the annual rates set forth in the Class A Shares Prospectus and Retail shares Prospectus, respectively.

Among other things, the Plans provide that: (1) Foreside Distributors shall be required to submit quarterly reports to the Directors of the Company regarding all amounts expended under the Plans and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses;

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(2) the Plans will continue in effect only so long as they are approved at least annually, and any material amendment thereto is approved, by the Company’s Directors, including a majority of those Directors who are not “interested persons” (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any agreements related to the Plans, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by the Fund on the distribution of the Fund’s Class A Shares and Retail shares under the respective Plans shall not be materially increased without shareholder approval; and (4) while the Plans remain in effect, the selection and nomination of the Company’s Directors who are not “interested persons” of the Company (as defined in the 1940 Act) shall be committed to the discretion of such Directors who are not “interested persons” of the Company.

Mr. Sablowsky, a Director of the Company, has an indirect interest in the operation of the Plans by virtue of his position with Oppenheimer Co., Inc., a broker-dealer.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets.  Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events.  The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates.  A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

FUND TRANSACTIONS

Subject to policies established by the Board and applicable rules, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund.  In executing portfolio transactions, the Adviser seeks to obtain the best price and most favorable execution for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved.  While the Adviser generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

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Brokerage Transactions.

Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts they manage, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account and the fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Company’s Board of Directors that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal period from February 29, 2012 through August 31, 2012, the Fund paid the following commissions to brokers on account of research services:

Commissions for Research Services
For the fiscal period February 29, 2012 through August 31, 2012*	$0

*Commencement of operations — February 29, 2012.

The following chart shows the aggregate brokerage commissions paid by the Fund for the fiscal period from February 29, 2012 through August 31, 2012:

Aggregate Commissions
For the fiscal period February 29, 2012 through August 31, 2012*	$1,561

*Commencement of operations — February 29, 2012.

The Fund is required to identify any securities of the Company’s regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of the most recent fiscal year. As of August 31, 2012, there were no securities held by the Fund of its regular broker-dealers.

Brokerage Selection.

The Company does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund’s Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934 Act permits an investment adviser, under certain circumstances, to cause a fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and

27

research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The Financial Industry Regulatory Authority (“FINRA”) has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

PURCHASE AND REDEMPTION INFORMATION

Read the Fund’s Prospectus for information regarding the purchase and redemption of Fund shares, including, in the case of Class A Shares, any applicable sales charges. The following information supplements information in the Fund’s Prospectus.

You may purchase shares through an account maintained by your brokerage firm, financial institutions and industry professionals (“Service Organizations”) and you may also purchase shares directly by mail or wire.  The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Fund’s shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Fund’s NAV.  If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash.  A shareholder will also bear any market risk or tax consequences as a result of a payment in securities.  The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the “NYSE”) is closed (other than customary weekend

28

and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.  (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions).

Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; (2) if such redemption is, in the opinion of the Company’s Board of Directors, desirable in order to prevent the Company or the Fund from being deemed a “personal holding company” within the meaning of the Code; (3) or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company’s responsibilities under the 1940 Act.

The Fund has the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

Class A Shares of the Fund may be subject to sales charges as described below.

Contingent Deferred Sales Charge on Certain Redemptions. Purchases of $1,000,000 or more of Class A Shares are not subject to an initial sales charge; however, a contingent deferred sales charge is payable on these investments in the event of a share redemption within 18 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. In determining whether a contingent deferred sales charge is payable, and the amount of the charge, it is assumed that shares purchased with reinvested dividend and capital gain distributions and then other shares held the longest are the first redeemed. The contingent deferred sales charge is waived in the event of (a) the death or disability (as defined in Section 72(m)(7) of the Code) of the shareholder, (b) a lump sum distribution from a benefit plan qualified under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or (c) systematic withdrawals from ERISA plans if the shareholder is at least 59 1/2 years old. The Fund applies the waiver for death or disability to shares held at the time of death or the initial determination of disability of either an individual shareholder or one who owns the shares of a joint tenant with the right of survivorship or as a tenant in common.

Reducing or Eliminating the Front-End Sales Charge

The Fund’s Class A Shares are offered to the public at NAV plus a front-end sales charge. You can reduce or eliminate the front-end sales charge on Class A Shares of the Fund as follows:

Quantity Discounts. Purchases of at least $50,000 can reduce the sales charges you pay, and purchases of at least $1,000,000 can eliminate the sales charges you pay.

Combined Purchase Privilege. The following purchases may be combined for purposes of determining the “amount of purchase”: (a) individual purchases, if made at the same time, by a single purchaser, the purchaser’s spouse and children under the age of 25 purchasing Class A Shares for their own accounts, including shares purchased by a qualified retirement plan(s) exclusively for the benefit of such individual(s) (such as an IRA, individual-type section 403(b) plan or single-participant Keogh-type plan) or by a Company, as defined in Section 2(a)(8) of the 1940 Act, solely controlled, as defined in the 1940 Act, by such individual(s), or (b) individual purchases by trustees or other fiduciaries purchasing Class A Shares (i) for a single trust estate or a single fiduciary account, including an employee benefit plan, or (ii) concurrently by two or more employee benefit plans of a single employer or of employers affiliated with each other in accordance with Section 2(a)(3)(c) of the 1940 Act (excluding in either case an employee benefit plan described in (a) above), provided such trustees or other fiduciaries purchase shares in a single payment. Purchases made for nominee or street name accounts may not be combined with purchases made for such other accounts.

Cumulative Quantity Discount. You may combine the value of Class A Shares held in the Fund, along with the dollar amount of Class A Shares being purchased, to qualify for a cumulative quantity discount. The value of Class A Shares

29

held is the higher of their cost or current net asset value. For example, if you hold Class A Shares having a value of $225,000 and purchase $25,000 of additional Class A Shares, the sales charge applicable to the additional investment would be 2.50%, the rate applicable to a single purchase of $250,000. In order to receive the cumulative quantity discount, the value of Class A Shares held must be brought to the attention of your investment broker or other Service Organization at the time of your purchase.

Letter of Intent. You can sign a Letter of Intent committing to purchase at least $50,000 in Class A Shares of the Fund within a 13-month period to combine such purchases in calculating the sales charge. A portion of your Fund shares will be held in escrow. If you complete your purchase commitments as stated in the Letter of Intent, your Fund shares held in escrow will be released to your account. If you do not fulfill the Letter of Intent, the appropriate amount of Fund shares held in escrow will be redeemed to pay the sales charges that were not applied to your purchases.

Dealer Reallowances

As shown in the table below, Foreside Distributors, the Distributor for the shares of the Fund, may provide dealer reallowances up to the full sales charge for purchases of the Fund’s Class A Shares in which a front-end sales charge is applicable.

Amount of Purchase	Sales Charge as a % of Offering Price	Commission as a % of Offering Price
Less than $50,000	5.25%	4.75%
At least $50,000 but less than $100,000	4.75%	4.25%
At least $100,000 but less than $250,000	3.50%	3.25%
At least $250,000 but less than $500,000	2.50%	2.25%
At least $500,000 but less than $750,000	2.00%	1.90%
At least $750,000 but less than $1,000,000	1.50%	1.45%
$1,000,000 or greater	None	**

**  No sales charge is payable at the time of purchase on investments of $1,000,000 or more; however, a 1% contingent deferred sales charge is imposed in the event of redemption within 18 months following any such purchase.  The Fund’s distributor may pay a commission at the rate of 1% to certain brokerage firms, financial institutions and other industry professionals, including affiliates of the Adviser, who initiate and are responsible for purchases of $1,000,000 or more.

Other Purchase Information

If shares of the Fund are held in a “street name” account with an authorized dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner’s account will be performed by the authorized dealer, and not by the Fund and its Transfer Agent.  Since the Fund will have no record of the beneficial owner’s transactions, a beneficial owner should contact the authorized dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account.  The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the authorized dealer.

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TELEPHONE TRANSACTION PROCEDURES

The Company’s telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match the Company’s records; (3) requiring the Company’s service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than Foreside Distributors), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller’s authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under a power of attorney.

VALUATION OF SHARES

Subject to approval by the Company’s Board of Directors, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments.  This may result in the securities being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used.  All cash, receivables, and current payables are carried on the Fund’s books at their face value.  Other assets, if any, are valued at fair value as determined in good faith by the Fund’s Valuation Committee under the direction of the Company’s Board of Directors.

TAXES

General

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI.  Future legislative or administrative changes or court decisions may significantly change the statements included herein, and such changes may be retroactive.

The Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, the Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which the Fund has not invested more than 5% of the value of its total assets in securities

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of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with these requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

State and Local Taxes

Although the Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

Taxation of Certain Investments

The tax principles applicable to transactions in financial instruments, such as futures contracts and options, that may be engaged in by the Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax.  Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company is a Maryland corporation with authorized capital of 100 billion shares of common stock at a par value of $0.001 per share.  Currently, 80.373 billion shares have been classified into 140 classes, however, the Company only has 25 active share classes that have begun investment operations.  Under the Company’s charter, the Board of Directors has the power to classify and reclassify any unissued shares of common stock from time to time.

Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to such Fund with each other share that represents an interest in such Fund, even where a share has a different class designation than another share representing an interest in that Fund.  Shares of the Company do not have preemptive or conversion rights.  When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

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The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law.  The Company’s amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of common stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class of shares. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2 the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio.  Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held.  Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

MISCELLANEOUS

Counsel

The law firm of Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000, Philadelphia, Pennsylvania 19103-6996, serves as independent counsel to the Company and the Independent Directors.

Independent Registered Public Accounting Firm

Ernst & Young LLP, One Commerce Square, Suite 700, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as the Fund’s independent registered public accounting firm.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days.  The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” — A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” — A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” — A short-term obligation rated “A-3” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” — A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” — A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” — A short-term obligation rated “D” is in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks — Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of

A-1

a default on contractually promised payments.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.  The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” — Securities possess the highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” — Securities possess good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” — Securities possess fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” — Securities possess speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” — Securities possess high short-term default risk.  Default is a real possibility.

“RD” — Restricted default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Applicable to entity ratings only.

“D” — Default.  Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner.  Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims.  The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

A-2

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality.  The capacity for the payment of short-term financial obligations as they fall due is exceptionally high.  Unlikely to be adversely affected by future events.

“R-1 (middle)” — Short-term debt rated “R-1 (middle)” is of superior credit quality.  The capacity for the payment of short-term financial obligations as they fall due is very high.  Differs from “R-1 (high)” by a relatively modest degree.  Unlikely to be significantly vulnerable to future events.

“R-1 (low)” — Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial.  Overall strength is not as favorable as higher rating categories.  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” — Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.

“R-2 (middle)” — Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” — Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.  A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” — Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality.  There is a capacity for the payment of short-term financial obligations as they fall due.  May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” — Short-term debt rated “R-4” is considered to be of speculative credit quality.  The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” — Short-term debt rated “R-5” is considered to be of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” — Short-term debt rated “D” implies a financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange.  A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstance may exist.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” — An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” — An obligation rated “AA” differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

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“A” — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” — An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” — Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” — An obligation rated “B” is more vulnerable to nonpayment than obligations  rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” — An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” — An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” — A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default.  Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“D” — An obligation rated “D” is in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.  An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-) — The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

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Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised.  Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default.  The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” — Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” — Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” — Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” — Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” — Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” — Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” — Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” — Securities considered to be of the highest credit quality.  “AAA” ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” — Securities considered to be of very high credit quality.  “AA” ratings denote expectations of very low credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

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“A” — Securities considered to be of high credit quality.  “A” ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” — Securities considered to be of good credit quality.  “BBB” ratings indicate that expectations of credit risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” — Securities considered to be speculative.  “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” — Securities considered to be highly speculative.  “B” ratings indicate that material credit risk is present.

“CCC” — A “CCC” rating indicates that substantial credit risk is present.

“CC” — A “CC” rating indicates very high levels of credit risk.

“C” — A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics.  Fitch believes that this approach better aligns obligations that have comparable expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The DBRS long-term rating scale provides an opinion on the risk of default.  That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued.  Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims.  All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”.  The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.  The following summarizes the ratings used by DBRS for long-term debt:

“AAA” -  Long-term debt rated “AAA” is of the highest credit quality.  The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” — Long-term debt rated “AA” is of superior credit quality.  The capacity for the payment of financial obligations is considered high.  Credit quality differs from “AAA” only to a small degree.  Unlikely to be significantly vulnerable to future events.

“A” — Long-term debt rated “A” is of good credit quality.  The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.”  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” — Long-term debt rated “BBB” is of adequate credit quality.  The capacity for the payment of financial obligations is considered acceptable.  May be vulnerable to future events.

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“BB” — Long-term debt rated “BB” is of speculative, non-investment grade credit quality.  The capacity for the payment of financial obligations is uncertain.  Vulnerable to future events.

“B” — Long-term debt rated “B” is of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” — Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations.  There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range.  Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” — A security rated “D” implies that a financial obligation has not been met or it is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange.  A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•  Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•  Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” — A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” — A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” — A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity.  Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity.  MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating.  MIG ratings are divided into three levels — “MIG-1” through “MIG-3”.  In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade.  The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” — This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

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“MIG-2” — This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” — This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” — This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

“NR” — Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned:  a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.  The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support, generally, will terminate if the issuer’s long-term rating drops below investment grade.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” — This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” — This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” — This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” — This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” — Is assigned to an unrated obligation.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

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Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.  Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS.  Ratings are not buy, hold or sell recommendations and they do not address the market price of a security.  Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

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APPENDIX B

Proxy Voting

Issue

Rule 206(4)-6 under the Advisers Act requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients.  The procedures must address material conflicts that may arise in connection with proxy voting.  The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request.  Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

SUMMIT GLOBAL INVESTMENTS, LLC does vote proxies on behalf of its clients.

Policy

SUMMIT GLOBAL INVESTMENTS, LLC does vote proxies on behalf of its clients.

Procedures for SUMMIT GLOBAL INVESTMENTS, LLC’s Receipt of Class Actions

The following procedures outline SUMMIT GLOBAL INVESTMENTS, LLC’s receipt of “Class Action” documents from clients and custodians.  It is SUMMIT GLOBAL INVESTMENTS, LLC’s position not to file these “Class Action” documents, but if received will follow these guidelines:

1.              If “Class Action” documents are received by SUMMIT GLOBAL INVESTMENTS, LLC from the Client, SUMMIT GLOBAL INVESTMENTS, LLC will gather any requisite information it has and forward to the client, to enable the client to file the “Class Action” at the client’s discretion.  SUMMIT GLOBAL INVESTMENTS, LLC will not file “Class Actions” on behalf of any client.

2.              Similarly, if “Class Action” documents are received by SUMMIT GLOBAL INVESTMENTS, LLC from the Custodian, SUMMIT GLOBAL INVESTMENTS, LLC will gather any requisite information it has and forward to the client, to enable the client to file the “Class Action” at the client’s discretion.  SUMMIT GLOBAL INVESTMENTS, LLC will not file “Class Actions” on behalf of any client.

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